Exhibit 10.1
Execution Version

AMENDED AND RESTATED CREDIT AGREEMENT
dated as of
April 28, 2011
among
THE JONES GROUP INC.,
JONES APPAREL GROUP HOLDINGS, INC.,
JONES APPAREL GROUP USA, INC.,
JAG FOOTWEAR, ACCESSORIES AND RETAIL CORPORATION,
JONES JEWELRY GROUP, INC.,
JONES INVESTMENT CO. INC.,
JONES JEANSWEAR GROUP, INC. and
NINE WEST DEVELOPMENT CORPORATION,
as U.S. Borrowers
JONES APPAREL GROUP CANADA, LP, as Canadian Borrower
The Lenders Party Hereto,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
JPMORGAN CHASE BANK, NA., TORONTO BRANCH,
as Canadian Administrative Agent,
J.P. MORGAN EUROPE LIMITED,
as European Administrative Agent and European Collateral Agent,
JPMORGAN CHASE BANK, N.A.,
as U.S. Collateral Agent,
CITIBANK, N.A., as Syndication Agent,
and
BANK OF AMERICA, N.A, WELLS FARGO CAPITAL FINANCE, LLC and SUNTRUST BANK, as Documentation Agents

J.P. MORGAN SECURITIES LLC, CITIGROUP GLOBAL MARKETS INC., BANC OF AMERICA SECURITIES LLC, WELLS
FARGO CAPITAL FINANCE, LLC and SUNTRUST ROBINSON HUMPHREY, INC.,
as Joint Bookrunners,
and
J.P. MORGAN SECURITIES LLC and CITIGROUP GLOBAL MARKETS INC.,
as Joint Lead Arrangers

CHASE BUSINESS CREDIT

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SCHEDULES:
Revolving Commitment Schedule
Schedule I — Borrowers and U.S. Loan Guarantors Signatory
Schedule 1.01(a) — Mandatory Cost Formula
Schedule 3.05 — Properties
Schedule 3.06 — Disclosed Matters
Schedule 3.14 — Insurance
Schedule 3.15 — Capitalization and Subsidiaries
Schedule 3.18 — Credit Card Arrangements
Schedule 6.01 — Existing Indebtedness
Schedule 6.02 — Existing Liens
Schedule 6.04 — Existing Investments
Schedule 6.05 — Asset Sales
Schedule 6.10 — Existing Restrictions
Schedule 8.01 — European Collateral Agent Security Trust Provisions
EXHIBITS:
Exhibit A — Form of Assignment and Assumption
Exhibit B — Form of Discount Note
Exhibit C — Form of Borrowing Base Certificate
Exhibit D — Form of Compliance Certificate
Exhibit E-1 — Form of U.S. Guarantor Joinder Agreement
Exhibit E-2 — Form of Borrower Joinder Agreement
Exhibit F — Form of U.S. Tax Compliance Certificate
Exhibit G — Form of Borrowing Request

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          AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 28, 2011 (as it may be amended or modified from time to time, this “Agreement”), among THE JONES GROUP INC., a Pennsylvania corporation, JONES APPAREL GROUP HOLDINGS, INC., a Delaware corporation, JONES APPAREL GROUP USA, INC., a Delaware corporation, JAG FOOTWEAR, ACCESSORIES AND RETAIL CORPORATION, a New Jersey corporation, JONES JEWELRY GROUP, INC., a Rhode Island corporation, JONES INVESTMENT CO. INC., a Delaware corporation, JONES JEANSWEAR GROUP, INC., a New York corporation, and NINE WEST DEVELOPMENT CORPORATION, a Delaware corporation, as Borrowers, JONES APPAREL GROUP CANADA, LP, an Ontario limited partnership, as Canadian Borrower, the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent, J.P. MORGAN EUROPE LIMITED, as European Administrative Agent and European Collateral Agent, J.P. MORGAN SECURITIES LLC, as U.S. Collateral Agent, CITIBANK, N.A., as Syndication Agent, and BANK OF AMERICA, N.A., WELLS FARGO CAPITAL FINANCE, LLC and SUNTRUST BANK, as Documentation Agents.
          WHEREAS, the Company and certain other parties to this Agreement entered into that certain Credit Agreement, dated as of May 13, 2009, as amended (as so amended or modified prior to the Effective Date (as defined in Article I), the “Original Credit Agreement”);
          WHEREAS, the parties hereto desire to amend and restate in its entirety the Original Credit Agreement, on the terms set forth in this Agreement.
          NOW THEREFORE, the parties hereto agree as follows:
ARTICLE I
Definitions
SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
          “ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.
          “Acceptance Fee” has the meaning assigned to such term in Section 2.21(m).
          “Account” means, individually and collectively, “account” as referred to in any Security Agreement.
          “Account Debtor” means any Person obligated on an Account.
          “Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of

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1%) equal to (a) with respect to any Borrowing denominated in Dollars, (i) the LIBO Rate for such Interest Period multiplied (if applicable) by (ii) the Statutory Reserve Rate or (b) with respect to any LIBO Borrowing denominated in any other currency, (i) the LIBO Rate for such Interest Period plus (ii) the Mandatory Cost.
          “Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders hereunder, and its successors and assigns in such capacity.
          “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
          “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
          “Agents” means, individually and collectively as the context may require, the Applicable Administrative Agents, the Applicable Collateral Agents, the U.S. Collateral Agent, the Syndication Agent and the Documentation Agents.
          “Agreement” has the meaning assigned to such term in the preamble.
          “Aggregate Borrowing Base” means the aggregate amount of the U.S. Borrowing Base and the International Borrowing Base; provided that the maximum amount of the Canadian Borrowing Base which may be included in the Aggregate Borrowing Base is the Canadian Sublimit.
          “Aggregate Credit Exposure” means, at any time, the aggregate Credit Exposure of all the Lenders.
          “Aggregate European A Borrowing Base” means, at any time, the aggregate amount of the European Borrowing Bases of all of the European A Borrowers.
          “Aggregate European B Borrowing Base” means, at any time, the aggregate amount of the European Borrowing Bases of all of the European B Borrowers.
          “Aggregate European Borrowing Base” means each of the Aggregate European A Borrowing Base and the Aggregate European B Borrowing Base.
          “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the one-month rate appearing on the Reuters Screen LIBOR01 Page (or on any successor or substitute page) at approximately 11:00 a.m. London time on such day (without any rounding). Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date

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of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.
          “Alternate Rate” means, for any day and for any currency, the sum of (a) a rate per annum selected by the Administrative Agent, in its reasonable discretion based on market conditions in consultation with the Borrower Representative (or the applicable Borrower), reflecting the cost to the Lenders of obtaining funds, plus (b) the Applicable Rate for Eurodollar Loans, plus (c) the Mandatory Cost (without duplication). When used in reference to any Loan or Borrowing, “Alternate Rate” refers to whether such Loan, or the Loans comprising such Borrowing are bearing interest at a rate determined by reference to the Alternate Rate.
          “AML Legislation” has the meaning assigned to such term in Section 9.19.
          “Applicable Administrative Agent” means, individually or collectively as the context may require, the Administrative Agent, the Canadian Administrative Agent and the European Administrative Agent.
          “Applicable Collateral Agent” means, individually or collectively as the context may require, the Administrative Agent (in its capacity as holder of Liens in favor of the Lender Parties pursuant to the U.S. Security Documents and in its capacity as holder of Liens in favor of the International Lender Parties pursuant to the Canadian Security Documents) and the European Collateral Agent, in each case in its capacity as holder of the security interest in the relevant Collateral on behalf of the relevant Lender Parties.
          “Applicable Percentage” means:
               (a) with respect to payments, computations and other matters relating to the U.S. Commitment or U.S. Revolving Loans, U.S. LC Exposure or U.S. Swingline Loans, a percentage equal to a fraction, the numerator of which is (i) the U.S. Commitment of such Revolving Lender and the denominator of which is (ii) the aggregate U.S. Commitment of all the U.S. Revolving Lenders (or, if the U.S. Commitment has terminated or expired, the Applicable Percentage shall be determined based upon such U.S. Revolving Lender’s share of the aggregate U.S. Revolving Exposure);
               (b) with respect to payments, computations and other matters relating to the International A Commitment or International A Revolving Loans, International A LC Exposure or International A Swingline Loans, a percentage equal to a fraction, the numerator of which is the International A Commitment of such International A Revolving Lender and the denominator of which is the aggregate International A Commitment of all the International A Revolving Lenders (or, if the International A Commitment has terminated or expired, the Applicable Percentage shall be determined based upon such International A Revolving Lender’s share of the aggregate International A Revolving Exposure);
               (c) with respect to payments, computations and other matters relating to the International B Commitment or International B Revolving Loans, International B LC Exposure or European B Swingline Loans, a percentage equal to a fraction, the numerator of which is the International B Commitment of such International B Revolving Lender and the denominator of which is the aggregate International B Commitment of all the International B

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Revolving Lenders (or, if the International B Commitment has terminated or expired, the Applicable Percentage shall be determined based upon such International B Revolving Lender’s share of the aggregate International B Revolving Exposure); and
               (d) with respect to payments, computations and other matters relating to the Revolving Commitment generally, a percentage equal to a fraction, the numerator of which is (i) the sum of the U.S. Commitment, International A Commitment and International B Commitment of such Revolving Lender and the denominator of which is (ii) the aggregate Revolving Commitment of all the Revolving Lenders (or, if any of the U.S. Commitment, International A Commitment or International B Commitment has terminated or expired, the Applicable Percentage shall be determined based upon such Revolving Lender’s share of the aggregate Revolving Exposure);
          provided, that in the case of (i) Section 2.23, when a Defaulting Lender shall exist or (ii) any International Revolving Lender ceases to be a French Qualifying Lender or Italian Qualifying Lender, as the case may be, any such Defaulting Lender’s or International Revolving Lender’s Revolving Commitment (or U.S. Commitment, International A Commitment or International B Commitment, as applicable) shall be disregarded in any of such calculations.
          “Applicable Rate” means, for any day, with respect to any ABR Loan, Canadian Prime Rate Loan, Eurodollar Loan, BA Drawing, European Protective Advance, International U.S. Protective Advance or European Swingline Loan accruing interest at the Overnight LIBO Rate, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread”, “Canadian Prime Spread”, “Eurodollar Spread”, “BA Drawing Spread” or “Overnight LIBO Spread”, as the case may be, based upon the daily average Availability during the most recently completed fiscal quarter of the Company (the “Average Availability”):

	ABR Spread and	Eurodollar Spread, BA
	Canadian Prime	Drawing Spread and
Availability	Spread	Overnight LIBO Spread
Category 1 ≥ $400,000,000	0.75%	1.75%
Category 2 < $400,000,000 but ≥ 200,000,000	1.00%	2.00%
Category 3 < 200,000,000	1.25%	2.25%
          For purposes of the foregoing, the Applicable Rate shall be determined as of the end of each fiscal quarter of the Company based upon the Borrowing Base Certificate that is delivered from time to time pursuant to Section 5.01(g), with any changes to the Applicable Rate resulting from changes in the Average Availability to be effective on the first day after such fiscal quarter end; provided that the Average Availability shall be deemed to be in Category 3 (A) at any time that any Event of Default has occurred and is continuing (other than an Event of Default arising from the failure to deliver any Borrowing Base Certificate) or (B) if the Company fails to deliver any Borrowing Base Certificate that is required to be delivered pursuant to

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Section 5.01(g), during the period from the expiration of the time for delivery thereof until five days after each such Borrowing Base Certificate is so delivered; provided further that if any Borrowing Base Certificate is at any time restated or otherwise revised or if the information set forth in any Borrowing Base Certificate otherwise proves to be false or incorrect such that the Applicable Rate would have been higher than was otherwise in effect during any period, without constituting a waiver of any Default or Event of Default arising as a result thereof, interest due under this Agreement shall be immediately recalculated at such higher rate for any such applicable periods and shall be due and payable on demand.
          “Approved Fund” has the meaning assigned to such term in Section 9.04.
          “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.
          “Availability” means, at any time, an amount equal to (a) the lesser of (i) the Revolving Commitment and (ii) the Aggregate Borrowing Base minus (b) the sum of (i) the aggregate Revolving Exposure of all the Lenders and (ii) the Open Account Aggregate Cap.
          “Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Revolving Commitment.
          “Available Revolving Commitment” means, at any time, the Revolving Commitment then in effect minus the Revolving Exposure of all Revolving Lenders at such time.
          “BA Drawing” means B/As accepted and purchased, and any BA Equivalent Loan made in lieu of such acceptance and purchase, on the same date and as to which a single Contract Period is in effect.
          “BA Equivalent Loan” has the meaning assigned to such term in Section 2.21(j).
          “Bankers’ Acceptance” and “B/A” means a bill of exchange, including a depository bill issued in accordance with the Depository Bills and Notes Act (Canada), denominated in Canadian Dollars, drawn by a Canadian Borrower and accepted by an International Revolving Lender (the foregoing to include a Discount Note except where the context otherwise requires).
          “Banking Services” means each and any of the following bank services provided at any time to any Loan Party by any Lender or any of its Affiliates: (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards and (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).
          “Banking Services Obligations” of the Loan Parties means any and all obligations of the Loan Parties, whether absolute or contingent and howsoever and whensoever created,

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arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services, including, without limitation, liabilities arising in respect of guarantees and indemnifications in favor of steamship lines or other carriers of Inventory. For the avoidance of doubt, the Open Account Obligations do not constitute Banking Services Obligations.
          “Banking Services Reserves” means all Reserves which the U.S. Collateral Agent from time to time establishes, in its Permitted Discretion, for Banking Services then provided or outstanding; provided that any such Reserves shall be net of any cash securing the Banking Services.
          “Belgian Borrower” means each wholly-owned Subsidiary of the Company that is organized under the laws of Belgium and becomes a Borrower under this Agreement, following the Effective Date, pursuant to the terms of Section 4.03.
          “Belgian Loan Party” means, individually and collectively as the context may require, each Belgian Borrower, each Subsidiary of a Belgian Borrower that is organized under the laws of Belgium and becomes a party to a Belgian Security Agreement pursuant to Section 4.03 or Section 5.14(c) and each other Subsidiary of a Borrower that is organized under the laws of Belgium and that becomes a party to a Belgian Security Agreement.
          “Belgian Revolving Exposure” means, with respect to each Belgian Borrower, the sum of the total International Revolving Exposure of all International Revolving Lenders to such Borrower.
          “Belgian Security Agreement” means, individually and collectively as the context may require, each pledge agreement, security agreement, guarantee or other agreement that is entered into by any Belgian Loan Party or any Person who is the holder of Equity Interests in any Belgian Loan Party in favor of the European Collateral Agent, and any other pledge agreement, security agreement or other agreement entered into pursuant to the terms of the Loan Documents that is governed by the laws of Belgium, securing the International Secured Obligations (or, where applicable, the Parallel Debt), in each case in form and substance satisfactory to each Applicable Collateral Agent and entered into pursuant to the terms of this Agreement or any other Loan Document (including Section 4.03 and Section 5.14), as the same may be amended, restated or otherwise modified from time to time.
          “Belgium” means the Kingdom of Belgium.
          “Board” means the Board of Governors of the Federal Reserve System of the United States of America.
          “Bonds” has the meaning assigned to such term in Section 8.01.
          “Borrower” or “Borrowers” means, individually and collectively as the context may require, the U.S. Borrowers and the International Borrowers.
          “Borrower Joinder Agreement” means the Borrower Joinder Agreement set forth as Exhibit E-2 hereto.

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          “Borrower Representative” means the Company, in its capacity as contractual representative of the Borrowers pursuant to Article XI.
          “Borrowing” means (a) Revolving Loans of the same Facility, Type and currency, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect and, in the case of BA Drawings, as to which a single Contract Period is in effect, (b) a Swingline Loan and (c) a Protective Advance.
          “Borrowing Base” means, individually and collectively as the context may require, the Aggregate Borrowing Base, the U.S. Borrowing Base, the Canadian Borrowing Base, each International Borrowing Base, each European Borrowing Base and each Aggregate European Borrowing Base.
          “Borrowing Base Certificate” means a certificate, signed and certified by as accurate and complete by a Financial Officer of the Company, in substantially the form of Exhibit C or another form which is acceptable to the U.S. Collateral Agent in its Permitted Discretion.
          “Borrowing Request” means a request by the Borrower Representative for a Borrowing of Revolving Loans in accordance with Section 2.03.
          “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that (a) when used in connection with any Eurodollar Loan, any European Swingline Loan, any European Letter of Credit or any U.S. Letter of Credit denominated in an LC Alternative Currency, the term “Business Day” shall also exclude any day on which banks are not open for dealings in deposits in the applicable currency in the London interbank market; (b) in the case of any Letter of Credit, any Swingline Loan, or any Eurodollar Loan, in each case denominated in Euros, the term “Business Day” shall also exclude any day which is not a TARGET Day as determined by the Administrative Agent; (c) when used in connection with any Canadian Loan or any Canadian Letter of Credit, the term “Business Day” shall also exclude any day in which commercial banks in Toronto, Canada are authorized or required by law to remain closed; and (d) when used in connection with any European Loan or any European Letter of Credit denominated in Sterling, the term “Business Day” shall also exclude any day on which commercial banks in London, England are authorized or required by law to remain closed.
          “CAM” has the meaning assigned to such term in Section 9.20(a)(i).
          “CAM Exchange” has the meaning assigned to such term in Section 9.20(a)(ii).
          “CAM Exchange Date” has the meaning assigned to such term in Section 9.20(a)(iii).
          “CAM Percentage” has the meaning assigned to such term in Section 9.20.
          “Canada” means the country of Canada.

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          “Canadian Administrative Agent” means JPMorgan Chase Bank, N.A., Toronto Branch, in its capacity as administrative agent for the International Revolving Lenders hereunder, and its successors in such capacity.
          “Canadian Borrowers” means, individually and collectively as the context may require, Jones Apparel Group Canada, LP, an Ontario limited partnership, and any other wholly-owned Subsidiary of the Company designated by the Company as a “Canadian Borrower” in accordance with Section 2.25.
          “Canadian Borrowing Base” means, at any time (without duplication), the sum of
          (a) (i) the product of (A) 85% multiplied by (B) the Eligible Accounts of the Canadian Borrowers at such time plus (ii) the product of (A) 90% multiplied by (B) the Eligible Credit Card Accounts Receivable of the Canadian Borrowers at such time, plus
          (b) the lesser of (i) the product of 85% multiplied by the Net Orderly Liquidation Value percentage in respect of Retail Inventory of the Canadian Borrowers identified in the most recent inventory appraisal ordered by the U.S. Collateral Agent multiplied by the Eligible Retail Inventory of the Canadian Borrowers, valued at the lower of cost (determined in accordance with the historical practices of the Borrowers prior to the Effective Date) or market value, at such time and (ii) the product of 75% multiplied by the Eligible Retail Inventory of the Canadian Borrowers, valued at the lower of cost (determined in accordance with the historical practices of the Borrowers prior to the Effective Date) or market value, at such time, plus
          (c) the lesser of (i) the product of 85% multiplied by the High Season or Low Season, as applicable, Net Orderly Liquidation Value percentage in respect of Wholesale Inventory of the Canadian Borrowers identified in the most recent inventory appraisal ordered by the U.S. Collateral Agent multiplied by the Eligible Wholesale Inventory of the Canadian Borrowers, valued at the lower of cost (determined in accordance with the historical practices of the Borrowers prior to the Effective Date) or market value, at such time and (ii) the product of 75% multiplied by the Eligible Wholesale Inventory of the Canadian Borrowers, valued at the lower of cost (determined in accordance with the historical practices of the Borrowers prior to the Effective Date) or market value, at such time, minus
          (d) without duplication, Reserves established by the U.S. Collateral Agent in its Permitted Discretion.
          The U.S. Collateral Agent may, in its Permitted Discretion, reduce the advance rates set forth above (and subsequently increase the advance rates up to the levels set forth above), adjust Reserves or reduce one or more of the other elements used in computing the

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Canadian Borrowing Base (and subsequently increase such elements up to the levels set forth above). Any changes after the Effective Date in how the Borrowers value their Inventory in accordance with their historical practices prior to the Effective Date shall be subject to the approval of the U.S. Collateral Agent.
          “Canadian Collection Deposit Account” has the meaning assigned to such term in the U.S. Security Agreement.
          “Canadian Dollars” and “Cdn.$” means dollars in the lawful currency of Canada.
          “Canadian Funding Office” means the office of JPMorgan Chase Bank, N.A., Toronto Branch specified in Section 9.01 or such other office as may be specified from time to time by the Administrative Agent or the Canadian Administrative Agent by written notice to the Canadian Borrowers and the International Revolving Lenders.
          “Canadian Guarantee” means, individually and collectively as the context may require, (a) the Amended and Restated Guarantee of Jones Canada GP and Jones Canada LP, dated as of the date hereof, in favor of the Administrative Agent (for the benefit of the International Lender Parties) and (b) any other guarantee that is entered into, after the Effective Date, by any Canadian Loan Party pursuant to the terms of this Agreement or any other Loan Document, including Section 5.14(c), as each of the foregoing may be amended, restated or otherwise modified from time to time.
          “Canadian Issuing Banks” means, individually and collectively as the context may require, in the case of each Canadian Letter of Credit, Chase, Wells Fargo Bank, National Association and any other Lender proposed by the Borrower Representative that has agreed to act as a Canadian Issuing Bank and is reasonably acceptable to the Administrative Agent, each in its capacity as an issuer of Canadian Letters of Credit hereunder, and its successors and assigns in such capacity as provided in Section 2.06(j). Each Canadian Issuing Bank may, in its sole discretion, arrange for one or more Canadian Letters of Credit to be issued by Affiliates of such Canadian Issuing Bank, in which case the term “Canadian Issuing Bank” shall include any such Affiliate with respect to Canadian Letters of Credit issued by such Affiliate.
          “Canadian LC Collateral Account” has the meaning assigned to such term in Section 2.06(k).
          “Canadian LC Exposure” means, at any time, the sum of the Dollar Amount of the Commercial LC Exposure and the Standby LC Exposure of the Canadian Borrowers. The Canadian LC Exposure of any International Revolving Lender at any time shall be its Applicable Percentage of the total Canadian LC Exposure at such time.
          “Canadian Letter of Credit” means any Letter of Credit or similar instrument (including a bank guarantee) acceptable to the applicable Canadian Issuing Bank issued hereunder for the purpose of providing credit support for the Canadian Borrowers.
          “Canadian Loan Parties” means, individually and collectively as the context may require, Jones Canada GP, Jones Canada LP, each Canadian Borrower and its Subsidiaries, and any other Person who becomes a party to a guarantee that guarantees the payment of, or a

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security agreement that secures the repayment of, the International Secured Obligations, in each case pursuant to Section 5.14(c).
          “Canadian Loans” means, individually and collectively as the context may require, the Canadian Revolving Loans, the Canadian Swingline Loans and the Canadian Protective Advances.
          “Canadian Pension Plans” means each pension plan required to be registered under Canadian federal or provincial law that is maintained or contributed to by a Canadian Loan Party for its employees or former employees, but does not include the Canada Pension Plan or the Quebec Pension Plan as maintained by the Government of Canada or the Province of Quebec, respectively.
          “Canadian Prime Rate” means on any day, the greater of (a) the annual rate of interest announced from time to time by the Canadian Administrative Agent as being its reference rate then in effect for determining interest rates on Canadian Dollar-denominated commercial loans made by it in Canada and (b) the CDOR Rate for a one-month term in effect from time to time plus 1% per annum.
          “Canadian Prime Rate Loan” means a Loan denominated in Canadian Dollars the rate of interest applicable to which is based upon the Canadian Prime Rate.
          “Canadian Priority Payable Reserve” means reserves for amounts secured by any Liens, choate or inchoate, which rank or are capable of ranking in priority to the Administrative Agent’s or any other International Lender Parties’ Liens and/or for amounts which may represent costs relating to the enforcement of any Applicable Collateral Agent’s or any Lender Parties’ Liens including, without limitation, in the Permitted Discretion of the Canadian Administrative Agent, any such amounts due and not paid for wages, vacation pay, amounts due and not paid under any legislation relating to workers’ compensation or to employment insurance, all amounts deducted or withheld and not paid and remitted when due under the ITA, amounts currently or past due and not paid for realty, municipal or similar taxes (to the extent impacting personal or moveable property), the Wage Earner Protection Program Act Reserve, the deficiency amounts with respect to the senior management employee executive pension plan referred to in Section 3.10(b), and all amounts currently or past due and not contributed, remitted or paid to or under any Canadian Pension Plan or under the Canada Pension Plan, the Pension Benefits Act (Ontario) or any similar legislation, and any solvency deficiency, unfunded liability or wind-up deficiency under or in respect of any Canadian Pension Plan.
          “Canadian Protective Advance” has the meaning assigned to such term in Section 2.04(a).
          “Canadian Revolving Exposure” means, with respect to any International Revolving Lender at any time, the sum of (a) the outstanding principal amount of Canadian Revolving Loans of such International Revolving Lender at such time, plus (b) an amount equal to the Applicable Percentage of the aggregate principal amount of the Canadian Swingline Loans of such International Revolving Lender at such time, plus (c) an amount equal to the Applicable Percentage of the Canadian LC Exposure at such time.

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          “Canadian Revolving Loan” means a Revolving Loan made by the International A Revolving Lenders to any Canadian Borrower.
          “Canadian Security Agreement” means, individually and collectively as the context may require, (a) the Amended and Restated General Security Agreement, dated as of the date hereof, of Jones Apparel Group Canada, LP in favor of the Administrative Agent (for the benefit of the International Lender Parties), (b) the Amended and Restated General Security Agreement, dated as of the date hereof, of Jones Canada GP in favor of the Administrative Agent (for the benefit of the International Lender Parties), (c) the Amended and Restated General Security Agreement, dated as of the date hereof, of Jones Canada LP in favor of the Administrative Agent (for the benefit of the International Lender Parties), (d) the Amended and Restated Securities Pledge Agreement, dated as of the date hereof, between Jones Canada LP and the Administrative Agent (for the benefit of the International Lender Parties), (e) the Amended and Restated Securities Pledge Agreement, dated as of the date hereof, of Jones Canada LP in favor of the Administrative Agent (for the benefit of the U.S. Lender Parties), (f) the Deed of Hypothec, dated on or about the date hereof, between Jones Apparel Group Canada, LP and the Administrative Agent (for the benefit of the International Lender Parties) and (g) any other pledge or security agreement that is entered into, after the Effective Date, by any Canadian Loan Party or any Person who is the holder of Equity Interests in any Canadian Loan Party pursuant to the terms of this Agreement or any other Loan Document, including Section 5.14(c), as each of the foregoing may be amended, restated or otherwise modified from time to time.
          “Canadian Sublimit” means $25,000,000, as such sublimit may be reduced or terminated in accordance with Section 2.09.
          “Canadian Swingline Lender” means JPMorgan Chase Bank, N.A., Toronto Branch, in its capacity as lender of Canadian Swingline Loans hereunder, and its successors and assigns in such capacity.
          “Canadian Swingline Loan” has the meaning assigned to such term in Section 2.05(b).
          “Capital Expenditures” means, without duplication, any expenditure for any purchase or other acquisition of any asset which would be set forth in a consolidated statement of cash flows of the Company and its Subsidiaries prepared in accordance with GAAP.
          “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.
          “CDOR Rate” means on any day, with respect to a particular term as specified herein, the annual rate of discount or interest which is the arithmetic average of the discount rates for such term applicable to Canadian Dollar bankers’ acceptances identified as such on the Reuters Screen CDOR Page at approximately 10:00 a.m. on such day, or if such day is not a

11

Business Day, then on the immediately preceding Business Day (as adjusted by the Canadian Administrative Agent after 10:00 a.m. to reflect any error in any posted rate or in the posted average annual rate). If such rate does not appear on the Reuters Screen CDOR Page as provided in preceding sentence, the CDOR Rate on any day shall be calculated as the arithmetic average of the annual discount rates for such term applicable to Canadian Dollar bankers’ acceptances of, and as quoted by, the Schedule I Reference Banks, as of 10:00 a.m. on that day, or if that day is not a Business Day, then on the immediately preceding Business Day.
          “Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of Equity Interests representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated by the board of directors of the Company nor (ii) appointed by directors so nominated; (c) except pursuant to a transaction permitted by Sections 6.03 or 6.05, cessation of ownership (directly or indirectly) by the Company, free and clear of all Liens or other encumbrances (other than Liens permitted hereunder), of 100% of the outstanding voting Equity Interests of the other Borrowers or any other Loan Party on a fully diluted basis; or (d) the occurrence under the (i) Indenture or (ii) any other indenture or other instrument to which the Company or any other Loan Party is a party evidencing any debt in excess of $50,000,000, of any “change in control” or similar event obligating the Company or any other Loan Party to repurchase, redeem or repay all or any part of the debt or Equity Interests provided for therein.
          “Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided, that, notwithstanding anything herein to the contrary, the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith, shall constitute a “Change in Law” regardless of the date enacted, adopted or issued.
          “Chase” means JPMorgan Chase Bank, N.A., a national banking association, in its individual capacity, and its successors.
          “Citibank Open Account Agent” means Citibank, N.A. and any of its successors and assigns that is a Lender or Affiliate thereof in its capacity as agent for each Citibank Open Account Bank.
          “Citibank Open Account Agreement” means that certain Amended and Restated Open Account Paying Agency Agreement, dated as of February 5, 2009, between Citibank, N.A., the Company and the other Open Account Obligors that are parties thereto, as any of the

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foregoing may be amended, modified, restated or replaced from time to time in accordance with Section 6.11.
          “Citibank Open Account Bank” means Citibank, N.A. and any Lender or Affiliate thereof that may become a party to the Citibank Open Account Agreement.
          “Citibank Open Account Cap” means, (a) with respect to the Citibank Open Account Agreement at any time such Agreement is in effect or any Citibank Open Account Obligations are outstanding, $1,000,000, and (b) on any date thereafter, such lesser amount as may be specified in a written notice by the Citibank Open Account Agent and the Company to the Administrative Agent; provided that, without the consent of the Company and the Administrative Agent, the Citibank Open Account Agent may specify such lesser amount pursuant to this clause (b) only once during the term of this Agreement.
          “Citibank Open Account Obligations” means the “Payment Obligation”, as defined in Section 5 of the Citibank Open Account Agreement, including without limitation, the obligation of the applicable Open Account Obligors under the Citibank Open Account Agreement to pay or reimburse the Citibank Open Account Agent and each Citibank Open Account Bank for each (a) overadvance made pursuant to Section 4 (iii) of the Citibank Open Account Agreement or (b) “Vendor Financing” provided for and as defined in Section 5 of the Citibank Open Account Agreement, together with fees, interest and expenses accruing thereon or that are otherwise payable with respect thereto.
          “Code” means the Internal Revenue Code of 1986, as amended from time to time.
          “Collateral” means any and all personal/movable property owned, leased or operated by a Person covered by the Collateral Documents and any and all other personal/movable property of any Loan Party, now existing or hereafter acquired, that may at any time be or become subject to a security interest, hypothec or Lien granted by (a) the U.S. Loan Parties in favor of the Administrative Agent (on behalf of the Lender Parties, securing the Secured Obligations), (b) the Canadian Loan Parties in favor of the Administrative Agent (on behalf of the International Lender Parties, securing the International Secured Obligations) or (c) the European Loan Parties in favor of the European Collateral Agent (on behalf of the International Lender Parties, securing the International Secured Obligations).
          “Collateral Access Agreement” has the meaning assigned to such term in any Security Agreement.
          “Collateral Documents” means, individually and collectively as the context may require, each Security Agreement, each Collateral Access Agreement, each Trademark Security Agreement, each Credit Card Notification Agreement, each Deposit Account Control Agreement, each Lock Box Agreement, each additional security agreement or pledge agreement of a Loan Party that is entered into pursuant to Sections 4.03 or 5.14(c) and each other document granting a Lien upon the Collateral as security for payment of the Secured Obligations.
          “Collection Deposit Account” has the meaning assigned to such term in any Security Agreement.

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          “Commercial LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Commercial Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements relating to Commercial Letters of Credit that have not yet been reimbursed by or on behalf of the Borrowers at such time. The Commercial LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total Commercial LC Exposure at such time.
          “Commercial Letter of Credit” means any Letter of Credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by a Borrower in the ordinary course of business of such Borrower.
          “Company” means The Jones Group Inc., a Pennsylvania corporation.
          “Compliance Certificate” means a certificate, signed and certified as accurate and complete by a Financial Officer of the Borrower Representative, in substantially the form of Exhibit D or another form which is mutually acceptable to the U.S. Collateral Agent and the Borrower Representative.
          “Consolidated Total Assets” means, at any time, the total assets of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, calculated as of the end of the fiscal quarter of the Company for which consolidated financial statements have theretofore been most recently delivered pursuant to Section 5.01(a) or (b).
          “Contract Period” means the term selected by a Canadian Borrower applicable to Bankers’ Acceptances in accordance with Section 2.21(b).
          “Contribution Notice” means a contribution notice issued by the Pensions Regulator under s38 or s47 of the United Kingdom’s Pensions Act 2004.
          “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
          “Corresponding Debt” has the meaning assigned to such term in Section 9.23(b).
          “Credit Card Accounts Receivable” means (a) any receivables due to any Borrower from a credit card issuer in connection with purchases of Inventory of such Borrower on credit cards issued by Visa, MasterCard, American Express, Discover and any other credit card issuers or providers that are reasonably acceptable to the Administrative Agent, and (b) debit cards and mall cards issued by issuers or providers that are reasonably acceptable to the Administrative Agent, in each case which have been earned by performance by such Borrower but not yet paid to such Borrower by the credit card issuer or the credit card processor, as applicable.
          “Credit Card Notification Agreements” means each Credit Card Notification Agreement, in form and substance satisfactory to the Administrative Agent, executed by the

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Borrowers and delivered to the Borrowers’ credit card providers, as the same may be amended, restated or otherwise modified from time to time.
          “Credit Exposure” means, as to any Lender at any time, the sum of (a) such Lender’s Revolving Exposure at such time, plus (b) an amount equal to its Applicable Percentage, if any, of the aggregate principal amount of U.S. Protective Advances and International Protective Advances outstanding at such time.
          “Customer Credit Liability Reserves” means, at any time, the sum of (a) 50% of the aggregate remaining amount at such time of outstanding gift certificates and gift cards sold by the Borrowers entitling the holder thereof to use all or a portion of the certificate or gift card to pay all or a portion of the purchase price of Inventory and (b) 100% of the aggregate amount at such time of outstanding customer deposits and merchandise credits entitling the holder thereof to use all or a portion of such deposit or credit to pay all or a portion of the purchase price of Inventory.
          “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.
          “Defaulting Lender” means any Lender, as reasonably determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit or Swingline Loans within three Business Days of the date required to be funded by it hereunder, (b) notified any Borrower, the Administrative Agent, any Issuing Bank, any Swingline Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within five Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans; provided that any such Lender shall cease to be a Defaulting Lender under this clause (c) upon receipt of such confirmation by the Administrative Agent, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, interim receiver, receiver and manager, administrator, liquidator, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, interim receiver, receiver and manager, liquidator, conservator, administrator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; unless, in the case of any Lender referred to in this clause (e), the Company, the Administrative Agent, the Swingline Lender and each Issuing Lender shall determine in their sole and absolute discretion that such Lender intends and has the ability, and has all approvals required to enable it, to continue to perform its obligations as a Lender

15

hereunder in accordance with all of the terms of this Agreement. Notwithstanding the foregoing, in no event shall an International Revolving Lender be deemed a Defaulting Lender as a result of its inability to fund any portion of its European Loans or participations in European Letters of Credit or European Swingline Loans, as required to be funded by it, as a result of a Change in Law or circumstances, following the Effective Date, that causes it no longer be a French Qualifying Lender, Italian Qualifying Lender or Swiss Qualifying Lender, as the case may be.
          “Deposit Account Control Agreement” means, individually and collectively, each “Deposit Account Control Agreement” referred to in any Security Agreement and any similar agreements (and, in the case of a European Loan Party, documentation or requirements) necessary to perfect the security interest of any Applicable Collateral Agent or effect control over the relevant deposit accounts referred to in such Security Agreement.
          “Designated Obligations” has the meaning assigned to such term in Section 9.20(a)(v).
          “Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.
          “Discount Note” means a non-interest bearing promissory note denominated in Canadian Dollars, substantially in the form of Exhibit B, issued by a Canadian Borrower to a Non BA Lender to evidence a BA Equivalent Loan.
          “Discount Proceeds” means for any Bankers’ Acceptance issued hereunder, an amount calculated on the applicable date of Borrowing or conversion or continuation by multiplying (a) the face amount of the Bankers’ Acceptance by (b) the quotient obtained by dividing (i) one by (ii) the sum of one plus the product of (A) the Discount Rate applicable to the Bankers’ Acceptance and (B) a fraction, the numerator of which is the applicable Contract Period and the denominator of which is 365, with the quotient being rounded up or down to the fifth decimal place and .00005 being rounded up.
          “Discount Rate” means with respect to an issue of Bankers’ Acceptances with the same maturity date, (a) for a Revolving Lender which is a Schedule I Lender, the CDOR Rate for the appropriate term, and (b) for a Revolving Lender which is not a Schedule I Lender, the arithmetic average (rounded upwards to the nearest multiple of 0.01%) of the actual discount rates (expressed as annual rates) for B/As for such term accepted by three Schedule I banks (that are acceptable to the Canadian Administrative Agent) in accordance with their normal practices at or about 10:00 a.m. (Local Time) on the date of issuance but not to exceed the actual rate of discount applicable to B/As established pursuant to clause (a) for the same B/A issue plus 0.1% per annum.
          “Document” has the meaning assigned to such term in the U.S. Security Agreement.
          “Documentation Agents” means, individually and collectively as the context may require, Bank of America, N.A., Wells Fargo Capital Finance, LLC and SunTrust Bank, in their respective capacities as documentation agents hereunder, and each of their successors and assigns in such capacity.

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          “Dollar Amount” means (a) with regard to any Obligation or calculation denominated in Dollars, the amount thereof, and (b) with regard to any Obligation or calculation denominated in Euros, Sterling, Canadian Dollars or an LC Alternative Currency, the amount of Dollars which is equivalent to the sum of (i) the amount so expressed in Euros, Sterling, Canadian Dollars or such LC Alternative Currency at the Spot Rate on the relevant date of determination; plus (ii) any amounts owed by the Borrowers pursuant to Section 2.06(f).
          “Dollars” or “$” refers to lawful money of the United States of America.
          “Domestic Subsidiary” means each Subsidiary of a Borrower that is organized under the laws of the United States, any State of the United States or the District of Columbia.
          “Dominion Period” means any period (a) during which any Default under paragraph (a) of Article VII or any Event of Default has occurred and is continuing or (b) that constitutes a Level 2 Minimum Availability Period; provided that if the applicable circumstances described in clause (a) or (b) shall cease to exist the Borrower Representative may, not more than twice during each period of 12 consecutive months, request that the Administrative Agent discontinue the applicable Dominion Period, and the Administrative Agent will promptly comply with such request and will provide notification of such discontinuance to the Borrowers’ credit card processors.
          “Draft” means (a) a blank bill of exchange, within the meaning of the Bills of Exchange Act (Canada), drawn by a Canadian Borrower on an International Revolving Lender, denominated in Canadian Dollars and bearing such distinguishing letters and numbers as such International Revolving Lender may determine, but which at such time, except as otherwise provided herein, has not been completed or accepted by such International Revolving Lender, or (b) a depository bill within the meaning of the Depository Bills and Notes Act (Canada); provided, however, that the Canadian Administrative Agent may require such International Revolving Lender to use a general form of Bankers’ Acceptance satisfactory to the applicable Canadian Borrower and such International Revolving Lender, each acting reasonably, provided by the Canadian Administrative Agent for such purpose in place of each International Revolving Lender’s own form.
          “EBITDAR” means, for any period, Net Income for such period plus without duplication and to the extent deducted in determining Net Income for such period, the sum of (a) Interest Expense for such period, (b) income tax expense for such period, (c) all amounts attributable to depreciation and amortization expense for such period, (d) any non-cash charges for such period (but excluding any non-cash charge in respect of an item that was included in Net Income in a prior period), (e) cash restructuring charges, cash charges in connection with store closures and other non-recurring cash charges, in each case related to cost reduction and brand exiting related activities in an aggregate amount not to exceed $18,000,000 during the term of this Agreement and (f) Rentals, all calculated for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.
          “Effective Date” means the date on which the conditions specified in Section 4.01, with respect to each of the U.S. Commitment and the International Commitment, are satisfied as provided in Section 4.01 or waived in accordance with Section 9.02.

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          “Eligible Accounts” means, at any time, the Accounts of a Borrower which the U.S. Collateral Agent determines, in its Permitted Discretion, are eligible as the basis for the (i) extension of Revolving Loans and Swingline Loans and (ii) the issuance of Letters of Credit. Without limiting the U.S. Collateral Agent’s discretion provided herein, Eligible Accounts shall not include any Account:
     (a) which is not subject to a first priority perfected security interest granted by (i) the U.S. Loan Parties in favor of the Administrative Agent to secure the Secured Obligations, (ii) the Canadian Loan Parties in favor of the Administrative Agent to secure the International Secured Obligations, or (iii) the European Borrowers in favor of the European Collateral Agent to secure the International Secured Obligations;
     (b) which is subject to any Lien other than (i) a Lien granted by (A) the U.S. Loan Parties in favor of the Administrative Agent to secure the Secured Obligations, (B) the Canadian Loan Parties in favor of the Administrative Agent to secure the International Secured Obligations or (C) the European Borrowers in favor of the European Collateral Agent to secure the International Secured Obligations, or (ii) a Permitted Encumbrance which does not have priority over the Lien granted by (A) the U.S. Loan Parties in favor of the Administrative Agent to secure the Secured Obligations, (B) the Canadian Loan Parties in favor of the Administrative Agent to secure the International Secured Obligations or (C) the European Borrowers in favor of the European Collateral Agent to secure the International Secured Obligations;
     (c) which (i) is unpaid more than 90 days after the date of the original invoice therefor or more than 60 days after the original due date; provided that (x) no Accounts owing by Specified Customers shall be ineligible solely as a result of this paragraph (c) except to the extent such Accounts are unpaid more than 120 days after the date of the original invoice therefor and (y) the availability represented in the Borrowing Base by such Accounts owing by Specified Customers that are unpaid more than 90 days but less than 120 days after the date of the original invoice therefor shall not exceed $15,000,000 at any time, or (ii) has been written off the books of the Borrower or otherwise designated as uncollectible;
     (d) which is owing by an Account Debtor for which more than 50% of the Accounts owing from such Account Debtor and its Affiliates are ineligible under this Agreement (other than as a result of the operation of paragraph (e) below);
     (e) which is owing by an Account Debtor to the extent the aggregate amount of Accounts owing from such Account Debtor and its Affiliates to all the Borrowers exceeds 20% of the aggregate amount of Eligible Accounts of all the Borrowers; provided that (i) no Accounts owing by Macy’s, Inc. or its Affiliates shall be ineligible solely as a result of this paragraph (e) except to the extent the aggregate amount of Accounts owing from Macy’s, Inc. and its Affiliates to all the Borrowers exceeds 40% of the aggregate amount of Eligible Accounts of all the Borrowers; and (ii) no Accounts owing by Wal-Mart Stores, Inc. or its Affiliates shall be ineligible solely as a result of this paragraph (e) except to the extent the aggregate amount of Accounts owing from

18

Wal-Mart Stores, Inc. and its Affiliates to all the Borrowers exceeds 40% of the aggregate amount of Eligible Accounts of all the Borrowers;
     (f) with respect to which any (i) covenant has been breached or (ii) representation or warranty is not true in all material respects, in each case to the extent contained in this Agreement, the U.S. Security Agreement, the Canadian Security Agreement or any European Security Agreement; provided that each such representation and warranty shall be true and correct in all respects to the extent it is already qualified by a materiality standard;
     (g) which (i) does not arise from the sale of goods or performance of services in the ordinary course of business, (ii) is not evidenced by an invoice or other documentation reasonably satisfactory to the Administrative Agent which has been sent to the Account Debtor, (iii) represents a progress billing, (iv) is contingent upon the Borrower’s completion of any further performance, (v) represents a sale on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment, cash-on-delivery or any other repurchase or return basis, or (vi) relates to payments of interest;
     (h) for which the goods giving rise to such Account have not been shipped to the Account Debtor or for which the services giving rise to such Account have not been performed by such Borrower or if such Account was invoiced more than once;
     (i) with respect to which any check or other instrument of payment has been returned uncollected for any reason;
     (j) which is owed by an Account Debtor which has (i) applied for, suffered, or consented to the appointment of any receiver, interim receiver, custodian, trustee, monitor, administrator, sequestrator or liquidator of its assets, or, in the case of any Account Debtor of a European Borrower, any equivalent of the foregoing in any applicable jurisdiction, (ii) has had possession of all or a material part of its property taken by any receiver, interim receiver, custodian, trustee, monitor, administrator, sequestrator or liquidator, or, in the case of any Account Debtor of a European Borrower, any equivalent of the foregoing in any applicable jurisdiction, (iii) filed, or had filed against it, any request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as bankrupt, winding-up, or voluntary or involuntary case under any Insolvency Laws, (iv) has admitted in writing its inability, or is generally unable to, pay its debts as they become due, (v) become insolvent, or (vi) ceased operation of its business;
     (k) which is owed by any Account Debtor which has sold all or substantially all of its assets;
     (l) which is owed by an Account Debtor which (i) does not maintain its chief executive office in the U.S., Canada or, solely with respect to any Account Debtor of any European Borrower, any Eligible European Jurisdiction, or (ii) is not organized under applicable law of the U.S., any state of the U.S., Canada or any province of Canada, or, solely with respect to any European Borrower, an Eligible European Jurisdiction, unless,

19

in any such case, such Account is backed by a Letter of Credit acceptable to the Administrative Agent which is in the possession of, has been assigned to and is directly drawable by the relevant Applicable Administrative Agent;
     (m) which is owed in any currency other than, (i) in the case of the U.S. Borrowers or the Canadian Borrowers, Dollars or Canadian Dollars, (ii) in the case of any English Borrower, Dollars, Euros or Sterling, or (iii) in the case of any European Borrower (other than an English Borrower), Dollars or Euros;
     (n) which is owed by (i) the government (or any department, agency, public corporation, or instrumentality thereof) of any country other than the U.S. unless such Account is backed by a Letter of Credit acceptable to the Administrative Agent which is in the possession of the Administrative Agent, (ii) the government of the U.S., or any department, agency, public corporation, or instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 et seq. and 41 U.S.C. § 15 et seq., the “Assignment of Claims Act”), has been complied with to the Administrative Agent’s satisfaction, or (iii) the federal government of Canada, unless the Financial Administration Act (Canada), as amended, has been complied with to the Administrative Agent’s satisfaction and any other steps necessary to perfect the Lien of the Administrative Agent in such Account have been complied with to the Administrative Agent’s satisfaction; provided that Accounts in an aggregate amount of up to $7,500,000 that would otherwise be ineligible solely as a result of non-compliance with the requirements of the Assignment of Claims Act shall nevertheless be eligible for purposes of clause (ii);
     (o) which is owed by any Affiliate, employee, officer, director, agent or stockholder of any Loan Party;
     (p) which is owed by an Account Debtor or any Affiliate of such Account Debtor to which any Loan Party is indebted, but only to the extent of such indebtedness or is subject to any security, deposit, progress payment, retainage or other similar advance made by or for the benefit of an Account Debtor, in each case to the extent thereof;
     (q) which is subject to any counterclaim, deduction, defense, setoff or dispute but only to the extent of any such counterclaim, deduction, defense, setoff or dispute;
     (r) which is evidenced by any promissory note, chattel paper, bill of exchange (lettre de change) (with respect to any French Borrower), or similar instrument;
     (s) which is owed by an Account Debtor located in the States of New Jersey, Minnesota, Indiana, West Virginia or any other State which requires filing of a “Notice of Business Activities Report” or other similar report in order to permit the Borrower to which such Account is owed to seek judicial enforcement in such jurisdiction of payment of such Account, unless such Borrower has qualified to do business in New Jersey, Minnesota, Indiana, West Virginia or such other State, as applicable, has filed a Notice of Business Activities Report or similar report with the appropriate Governmental Authority

20

in such State and the foregoing is duly effective, or is exempt from such filing requirement;
     (t) with respect to which such Borrower has made any agreement with the Account Debtor for any reduction thereof, other than discounts and adjustments given in the ordinary course of business, or any Account which was partially paid and such Borrower created a new receivable for the unpaid portion of such Account;
     (u) which does not comply in all material respects with the requirements of all applicable laws and regulations, whether Federal, state, provincial, territorial or local, including without limitation the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act and Regulation Z of the Board;
     (v) which is for goods that have been sold under a purchase order or pursuant to the terms of a contract or other agreement or understanding (written or oral) that indicates or purports that any Person other than such Borrower has or has had an ownership interest in such goods, or which indicates any party other than such Borrower as payee or remittance party;
     (w) which is a Credit Card Accounts Receivable or Licensee Receivable;
     (x) which, in respect of any European Borrower, is subject to any limitation on assignment (whether arising by operation of law, by agreement or otherwise) which would under the local governing law of the contract have the effect of restricting the assignment for or by way of security or the creation of security, in each case unless the European Administrative Agent has determined that such limitation is not enforceable;
     (y) as to which the contract or agreement underlying such Account is governed by (or, if no governing law is expressed therein, is deemed to be governed by) the laws of any jurisdiction other than (i) the United States, any state thereof or the District of Columbia, (ii) Canada or any province or other political subdivision of Canada or (iii) any Eligible European Jurisdiction; or
     (z) which the U.S. Collateral Agent, in its Permitted Discretion, determines may not be paid by reason of the Account Debtor’s inability to pay or which the U.S. Collateral Agent in its Permitted Discretion otherwise determines is unacceptable for any reason whatsoever.
          In the event that a Financial Officer has knowledge that any Account Debtor with respect to an Eligible Account ceases to comply with the requirements of paragraphs (j), (k) or (l), such Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate. In determining the amount of an Eligible Account, the face amount of an Account may, in the U.S. Collateral Agent’s Permitted Discretion, be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that such Borrower may be obligated to rebate to an Account Debtor pursuant to the terms of any agreement or

21

understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by such Borrower to reduce the amount of such Account.
          “Eligible Credit Card Accounts Receivable” means, at any time, the Credit Card Accounts Receivable of a Borrower which the U.S. Collateral Agent determines, in its Permitted Discretion, are eligible as the basis for the (i) extension of Revolving Loans and Swingline Loans and (ii) the issuance of Letters of Credit. Without limiting the U.S. Collateral Agents’ discretion provided herein, Eligible Credit Card Accounts Receivable shall not include any Credit Card Accounts Receivable:
     (a) which is not earned or does not represent the bona fide amount due to a Borrower from a credit card processor and/or credit card issuer that originated in the ordinary course of business of the applicable Borrower;
     (b) which is not owned by a Borrower on in respect of which a Borrower does not have good, valid and marketable title;
     (c) in which the payee of such Credit Card Accounts Receivable is a Person other than a Borrower;
     (d) which does not constitute an Account;
     (e) which has been outstanding more than five Business Days;
     (f) with respect to which the applicable credit card issuer or credit card processor has (i) applied for, suffered, or consented to the appointment of any receiver, interim receiver, custodian, trustee, monitor, administrator, sequestrator or liquidator of its assets, or, in the case of any credit card issuer or credit card processor of a European Borrower, any equivalent of the foregoing in any applicable jurisdiction, (ii) has had possession of all or a material part of its property taken by any receiver, interim receiver, custodian, trustee, monitor, administrator, sequestrator or liquidator, or, in the case of any credit card issuer or credit card processor of a European Borrower, any equivalent of the foregoing in any applicable jurisdiction, (iii) filed, or had filed against it, any request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as bankrupt, winding-up, or voluntary or involuntary case under any Insolvency Laws, (iv) has admitted in writing its inability, or is generally unable to, pay its debts as they become due, (v) become insolvent or (vi) ceased operation of its business;
     (g) which is not a valid, legally enforceable obligation of the applicable credit card issuer with respect thereto;
     (h) which is not subject to a first priority perfected security interest in favor of the Administrative Agent granted by (i) the U.S. Loan Parties in favor of the Administrative Agent (for the benefit of the Lender Parties, securing the Secured Obligations), (ii) the Canadian Loan Parties in favor of the Administrative Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations) or (iii) the European Loan Parties in favor of the European Collateral Agent

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(for the benefit of the International Lender Parties, securing the International Secured Obligations);
     (i) which is subject to any Lien other than (i) a Lien granted by (A) the U.S. Loan Parties in favor of the Administrative Agent (for the benefit of the Lender Parties, securing the Secured Obligations), (B) the Canadian Loan Parties in favor of the Administrative Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations) of (C) the European Loan Parties in favor of the European Collateral Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations), and (ii) any Permitted Encumbrances contemplated by the processor agreements and for which appropriate Reserves (as determined by the U.S. Collateral Agent in its Permitted Discretion) have been established;
     (j) with respect to which any (i) covenant has been breached or (ii) representation or warranty is not true in all material respects, in each case to the extent contained in this Agreement, the U.S. Security Agreement, the Canadian Security Agreement, any European Security Agreement or in the credit card agreements relating to such Credit Card Accounts Receivable; provided that each such representation and warranty shall be true and correct in all respects to the extent already qualified by a materiality standard;
     (k) which is subject to risk of set-off, recoupment, non-collection or not being processed due to unpaid and/or accrued credit card processor fee balances, to the extent of the lesser of the balance of such Credit Card Accounts Receivable or unpaid credit card processor fees;
     (l) which is evidenced by “chattel paper” or an “instrument” of any kind unless such “chattel paper” or “instrument” is in the possession of the Administrative Agent, and to the extent necessary or appropriate, endorsed to the Administrative Agent;
     (m) which the U.S. Collateral Agent in its Permitted Discretion determines may not be paid by reason of the applicable credit card processor’s or credit card issuer’s inability to pay or which the U.S. Collateral Agent in its Permitted Discretion otherwise determines is unacceptable for any reason whatsoever;
     (n) which represents a deposit or partial payment in connection with the purchase of Inventory of such Borrower;
     (o) which is not subject to a Credit Card Notification Agreement;
     (p) which, in the case of any European Borrower, does not comply in all material respects with the requirements of all applicable laws and regulations, including the requirements of applicable data protection laws; or
     (q) which does not meet such other usual and customary eligibility criteria for Credit Card Accounts Receivable as the U.S. Collateral Agent, in its Permitted Discretion, may determine from time to time in its Permitted Discretion.

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          In the event that a Financial Officer has knowledge that any credit card issuer or processor with respect to Eligible Credit Card Accounts Receivable ceases to comply with the requirements of clause (f), such Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate. In determining the amount of an Eligible Credit Card Accounts Receivable, the face amount of a Credit Card Accounts Receivable may, in the U.S. Collateral Agent’s permitted discretion, be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all customary fees and expenses in connection with any credit card arrangements and (ii) the aggregate amount of all cash received in respect thereof but not yet applied by the Borrower to reduce the amount of such Credit Card Accounts Receivable.
          “Eligible Domestic Licensee Receivables” means, at any time, that portion of Eligible Licensee Receivables owed by any Licensee that is organized under the applicable laws of the U.S., any State of the U.S., Canada or any Province of Canada.
          “Eligible European Licensee Receivables” means, at any time as to any European Borrower, that portion of Eligible Licensee Receivables owed by any Licensee that is organized under the laws of the U.S., any State of the U.S., Canada, any Province of Canada or any Eligible European Jurisdiction.
          “Eligible European Jurisdiction” means each of Austria, Belgium, Denmark, Finland, France, Germany, Greece, Italy, Ireland, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
          “Eligible Foreign Accounts” means, at any time, the Accounts of a U.S. Borrower which the U.S. Collateral Agent determines, in its Permitted Discretion, are eligible as the basis for the (i) extension of Revolving Loans and Swingline Loans and (ii) the issuance of Letters of Credit. Without limiting the U.S. Collateral Agent’s discretion provided herein, Eligible Foreign Accounts shall not include any Account:
     (a) which does not satisfy all of the criteria set forth in paragraphs (a) through (k), (o) through (r) and (t) through (z) of the definition of “Eligible Accounts”; provided, that in the case of paragraph (a), subclauses (ii) and (iii) referred to therein shall not be given effect, and in the case of paragraph (b), subclauses (i), (B) and (C) and (ii), (B) and (C) referred to therein shall not be given effect;
     (b) which is owed by an Account Debtor which is either located in, or organized under the laws of, any country (other than the U.S., any State of the U.S., Canada or any Province of Canada) that is not acceptable to the U.S. Collateral Agent in its Permitted Discretion (it being agreed that, for purposes of this paragraph (b), as of the Effective Date the United Kingdom, France, Ireland, the Netherlands, Norway, Spain, Germany and Switzerland are acceptable to the U.S. Collateral Agent), provided that the U.S. Collateral Agent, in its Permitted Discretion, shall have the right to remove any such countries or add additional countries that are acceptable to it and provided, further, that the Accounts of any such Account Debtor that are backed by one or more standby letters of credit that are acceptable to the

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U.S. Collateral Agent in its sole discretion and that are in the possession of, and assigned to and directly drawable by, the Administrative Agent, shall, in any event, be deemed Eligible Accounts;
     (c) which is owed in any currency that is not acceptable to the U.S. Collateral Agent in its Permitted Discretion (Dollars, Canadian Dollars, Euros and Sterling being acceptable for purposes of this paragraph (c));
     (d) which is owed by the government (or any department, agency, public corporation, or instrumentality thereof) of any country, other than the U.S. and Canada, unless such Account is backed by a Letter of Credit acceptable to the Administrative Agent which is in the possession of the Administrative Agent and any other steps necessary to perfect the Lien of the Administrative Agent in such Account have been complied with to the Administrative Agent’s satisfaction;
     (e) which does not comply in all material respects with all applicable laws and regulations, whether Federal, state or local; or
     (f) which the U.S. Collateral Agent, in its Permitted Discretion, determines may not be paid by reason of the Account Debtor’s inability to pay or which the U.S. Collateral Agent in its Permitted Discretion otherwise determines is unacceptable for any reason whatsoever.
In the event that a Financial Officer has knowledge that any Account Debtor with respect to an Eligible Foreign Account ceases to comply with the requirements of paragraphs (j) or (k) of the definition of “Eligible Accounts” (as incorporated pursuant to paragraph (a)) or paragraph (b), such U.S. Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate. In determining the amount of an Eligible Foreign Account, the face amount of an Account may, in the U.S. Collateral Agent’s Permitted Discretion, be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that such U.S. Borrower may be obligated to rebate to an Account Debtor pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by such U.S. Borrower to reduce the amount of such Account.
          “Eligible Foreign Licensee Receivables” means, at any time, that portion of Eligible Licensee Receivables owed by any Licensee that is organized under the laws of any country (other than the U.S., any State of the U.S., Canada or any Province of Canada) which the U.S. Collateral Agent determines, in its Permitted Discretion, are acceptable as the basis for (i) extensions of Revolving Loans and Swingline Loans and (ii) the issuance of Letters of Credit.
          “Eligible GRI Accounts” means, at any time, the Accounts of a U.S. Borrower in which the Account Debtor is GRI or any of its subsidiaries and the U.S. Collateral Agent determines, in its Permitted Discretion, are acceptable as the basis for (i) extensions of

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Revolving Loans and Swingline Loans and (ii) the issuance of Letters of Credit. Without limiting the U.S. Collateral Agent’s discretion provided herein, Eligible GRI Accounts shall not include any Account:
     (a) which does not satisfy all of the criteria set forth in paragraphs (a) through (c), (e) through (k), (p) through (z) of the definition of “Eligible Accounts”; provided, that in the case of paragraphs (a) and (b), subclauses (ii) and (iii) referred to therein shall not be given effect;
     (b) which is owed in any currency that is not acceptable to the U.S. Collateral Agent in its Permitted Discretion (U.S. and Canadian Dollars being acceptable for purposes of this paragraph (b));
     (c) which does not comply in all material respects of all applicable laws and regulations, whether Federal, state or local;
     (d) which is an Account of a subsidiary of GRI unless the U.S. Collateral Agent has approved such Account in its sole and absolute discretion; or
     (e) which the U.S. Collateral Agent, in its Permitted Discretion, determines may not be paid by reason of the Account Debtor’s inability to pay or which the U.S. Collateral Agent in its Permitted Discretion otherwise determines is unacceptable for any reason whatsoever.
          In the event that a Financial Officer has knowledge that GRI ceases to comply with the requirements of paragraphs (j) or (k) of the definition of “Eligible Accounts” (as incorporated pursuant to paragraph (a)), such U.S. Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate. In determining the amount of an Eligible GRI Account, the face amount of an Account may, in the U.S. Collateral Agent’s Permitted Discretion, be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that such U.S. Borrower may be obligated to rebate to GRI pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by such U.S. Borrower to reduce the amount of such Account.
          Notwithstanding the foregoing, none of the Accounts of GRI shall constitute Eligible GRI Accounts at any time that GRI is a Subsidiary.
          “Eligible GRI Licensee Receivables” means, at any time, that portion of the Eligible Licensee Receivables owed by GRI or any of its subsidiaries that the U.S. Collateral Agent determines, in its Permitted Discretion, are acceptable.
          “Eligible Inventory” means, at any time, the Inventory of a Borrower which the U.S. Collateral Agent determines, in its Permitted Discretion, are eligible as the basis for the (i) extension of Revolving Loans and Swingline Loans and (ii) the issuance of Letters of

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Credit. Without limiting the U.S. Collateral Agent’s discretion provided herein, Eligible Inventory shall not include any Inventory:
     (a) which is not subject to a first priority perfected Lien in favor of the Administrative Agent granted by (i) the U.S. Loan Parties in favor of the Administrative Agent (for the benefit of the Lender Parties, securing the Secured Obligations), (ii) the Canadian Loan Parties in favor of the Administrative Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations) or (iii) the European Loan Parties in favor of the European Collateral Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations);
     (b) which is shipped by a Borrower on F.O.B. destination terms; provided that up to $2,000,000 at any one time of Inventory that is shipped on such terms may be included as Eligible Inventory;
     (c) which is subject to any Lien (including any Lien arising from retention of title in favor of any vendor or supplier of a European Borrower that arises under contract or as a matter of law) other than (i) a Lien granted by (A) the U.S. Loan Parties in favor of the Administrative Agent (for the benefit of the Lender Parties, securing the Secured Obligations), (B) the Canadian Loan Parties in favor of the Administrative Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations) or (C) the European Loan Parties in favor of the European Collateral Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations) and (ii) a Permitted Encumbrance which does not have priority over any Lien granted by (A) the U.S. Loan Parties in favor of the Administrative Agent (for the benefit of the Lender Parties, securing the Secured Obligations), (B) the Canadian Loan Parties in favor of the Administrative Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations) or (C) the European Loan Parties in favor of the European Collateral Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations);
     (d) which is, in the U.S. Collateral Agent’s Permitted Discretion, slow moving, obsolete, unmerchantable, defective, used, unfit for sale, not salable at prices approximating at least the cost of such Inventory in the ordinary course of business or unacceptable due to age, type, category and/or quantity;
     (e) with respect to which any (i) covenant has been breached or (ii) representation or warranty is not true and correct in all material respects, in each case contained in this Agreement, the U.S. Security Agreement, the Canadian Security Agreement or the European Security Agreement; provided that each such representation and warranty shall be true and correct in all respects to the extent it is already qualified by a materiality standard;
     (f) in which any Person other than such Borrower shall (i) have any direct or indirect ownership, interest or title to such Inventory or (ii) be indicated on any purchase order or invoice with respect to such Inventory as having or purporting to have an interest therein;

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     (g) which is not finished goods or which constitutes work-in-process, raw materials, spare or replacement parts, subassemblies, packaging and shipping material, manufacturing supplies, samples, prototypes, displays or display items, bill-and-hold goods, goods that are returned or marked for return (other than Wholesale Inventory that otherwise satisfies the requirements for being Eligible Inventory and subject to the imposition of Reserves with respect thereto (as determined by the U.S. Collateral Agent in its Permitted Discretion)), repossessed goods, damaged goods, goods held on consignment, or goods which are not of a type held for sale in the ordinary course of the Borrowers’ business;
     (h) which (i) is not located in (A) the U.S., (B) Canada (only with respect to Inventory (x) owned by a Canadian Borrower or (y) owned by a U.S. Borrower, which Inventory is located in any Province of Canada (other than the Province of Quebec) and is subject to a perfected first priority security interest, under the laws of Canada, in favor of the Administrative Agent (for the benefit of the Lender Parties)), (C) England and Wales (only with respect to the Inventory of any English Borrower), (D) Germany (only with respect to the Inventory of any German Borrower), (E) Ireland (only with respect to the Inventory of any Irish Borrower) or (F) the Netherlands (only with respect to the Inventory of any Netherlands Borrower), or (ii) is in transit with a common carrier from vendors and suppliers, within or to the United States or Canada (other than Inventory of the U.S. Borrower that is in-transit to the Province of Quebec) or from a U.S. Borrower to a Canadian Borrower; provided that, up to the lesser of (x) $200,000,000 and (y) 33% of the total Revolving Commitment of Inventory in transit from vendors and suppliers or from a U.S. Borrower to a Canadian Borrower may be included as eligible pursuant to this paragraph (h) so long as (i) the Administrative Agent shall have received (1) access, during normal business hours and at other times reasonably requested by the Administrative Agent, to a true and correct copy of the bill of lading and other shipping documents for such Inventory, (2) evidence of satisfactory casualty insurance naming the Administrative Agent as loss payee and otherwise covering such risks as the Administrative Agent may reasonably request, and (3) if the bill of lading is (A) non-negotiable and the inventory is in transit within the United States or in transit to the United States or Canada, a duly executed Collateral Access Agreement from the applicable customs broker for such Inventory, or (B) negotiable, confirmation that the bill is issued in the name of a Borrower and consigned to the order of the Administrative Agent, and an acceptable agreement has been executed with such Borrower’s customs broker, in which the customs broker agrees that it holds the negotiable bill as agent for the Administrative Agent and has granted the Administrative Agent access to the Inventory, (ii) the common carrier is not an Affiliate of the applicable vendor or supplier and (iii) the customs broker is not an Affiliate of any Borrower;
     (i) which is located in any (a) warehouse, cross-docking facility, distribution center, regional distribution center or depot or (b) any retail store located in a jurisdiction providing for a common law or statutory landlord’s lien on the personal property of tenants, which lien would be prior or superior to the Lien granted by (i) the U.S. Loan Parties in favor of the Administrative Agent (for the benefit of the Lender Parties, securing the Secured Obligations), (ii) the Canadian Loan Parties in favor of the Administrative Agent (for the benefit of the International Lender Parties, securing the

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International Secured Obligations) or (iii) the European Loan Parties in favor of the European Collateral Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations), in each case leased by the applicable Borrower unless (i) the lessor has delivered to the Administrative Agent a Collateral Access Agreement or (ii) a Rent Reserve has been established by the U.S. Collateral Agent in its Permitted Discretion (provided that in the case of any location described in clause (a) above, (x) unless located in a jurisdiction providing for a common law or statutory landlord’s lien on the personal property of tenants, such Rent Reserve may be reduced if a Collateral Access Agreement has subsequently been received by the Administrative Agent) and (y) unless located in a jurisdiction providing for a common law or statutory landlord’s lien on the personal property of tenants, no Rent Reserve shall be established prior to the sixty-first day following the Effective Date;
     (j) which is located in any third party warehouse or is in the possession of a bailee (other than a third party processor) and is not evidenced by a Document (other than bills of lading to the extent permitted pursuant to paragraph (h) above), unless (i) such warehouseman or bailee has delivered to the Administrative Agent a Collateral Access Agreement and such other documentation as the Administrative Agent may require in its Permitted Discretion or (ii) an appropriate Reserve has been established by the U.S. Collateral Agent in its Permitted Discretion (which Rent Reserve may be reduced if a Collateral Access Agreement has subsequently been received by the Administrative Agent);
     (k) which is at a third party location or outside processor, or is in-transit to or from said third party location or outside processor (other than Inventory permitted to be included under paragraph (h) above);
     (l) which is a discontinued product or component thereof unless and to the extent that the salability thereof is not adversely impacted;
     (m) which is the subject of a consignment by such Borrower as consignor; provided that up to $25,000,000 of Inventory that is consigned to a third Person shall be Eligible Inventory if (i) it satisfies the other requirements for being Eligible Inventory, (ii) each applicable consignee has delivered to the Administrative Agent a Collateral Access Agreement and such other documentation as the Administrative Agent may require and (iii) such consigned Inventory is, in the reasonable determination of the U.S. Collateral Agent, identifiable and traceable.
     (n) which contains or bears any intellectual property rights licensed to such Borrower unless the Administrative Agent is satisfied that it may sell or otherwise dispose of such Inventory without (i) infringing the rights of such licensor, (ii) violating any contract with such licensor, or (iii) incurring any liability with respect to payment of royalties other than royalties incurred pursuant to sale of such Inventory under the current licensing agreement;

29

     (o) which is not reflected in a current perpetual inventory report of such Borrower (unless such Inventory is reflected in a report to the Administrative Agent as “in transit” Inventory);
     (p) which does not conform in all material respects to all standards imposed by any Governmental Authority;
     (q) for which reclamation or other similar rights have been asserted by the seller;
     (r) for which any contract relating to such Inventory of a European Borrower expressly includes retention of title in favor of the vendor or supplier thereof; provided that Inventory of a European Borrower of the types described above shall not be excluded from Eligible Inventory solely pursuant to this clause (r) in the event that (A) the European Administrative Agent shall have received evidence satisfactory to it that the full purchase price of such Inventory has, or will have, been paid prior to or upon the delivery of such Inventory to the relevant European Borrower, or (B) a Letter of Credit has been issued by an Issuing Bank under and in accordance with the terms of this Agreement for the purchase of such Inventory; or
     (s) which the U.S. Collateral Agent, in its Permitted Discretion, otherwise determines is unacceptable for any reason whatsoever including, without limitation, to address potential rights of vendors with respect to in transit Inventory;
provided that in determining the value of the Eligible Inventory, such value shall be reduced by, without duplication, any amounts representing (a) Vendor Rebates; (b) costs included in Inventory relating to advertising; (c) the shrink reserve; (d) the unreconciled discrepancy between the general inventory ledger and the perpetual Inventory ledger, to the extent the general Inventory ledger reflects less Inventory than the perpetual inventory ledger; and (e) a reserve for Inventory which is designated or demanded to be returned to or retained by the applicable vendor or which is recognized as damaged or off quality by the applicable Borrower.
          In the event that a Financial Officer has knowledge that Inventory at any location having a fair market value of $7,500,000 or more which was previously Eligible Inventory ceases to be Eligible Inventory hereunder, such Borrower or the Borrower Representative shall notify the U.S. Collateral Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate.
          “Eligible Licensee Receivables” means, at any time, the Licensee Receivables payable by a Licensee which the U.S. Collateral Agent determines, in its Permitted Discretion, are eligible as the basis for the (i) extension of Revolving Loans and Swingline Loans and (ii) the issuance of Letters of Credit. Without limiting the U.S. Collateral Agent’s discretion provided herein, Eligible Licensee Receivables shall not include any Licensee Receivable:
     (a) which does not represent (i) a fixed contractual minimum amount irrevocably payable not less than quarterly under the applicable licensing agreement or (ii) a contractual amount based on the net sales of the Licensee that is payable at such

30

times and on such terms and conditions as is acceptable to the Administrative Agent in all respects;
     (b) which is not subject to a first priority perfected security interest granted by (i) the U.S. Loan Parties in favor of the Administrative Agent (for the benefit of the Lender Parties, securing the Secured Obligations), (ii) the Canadian Loan Parties in favor of the Administrative Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations) or (iii) the European Loan Parties in favor of the European Collateral Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations);
     (c) which is subject to any Lien other than (i) a Lien granted by (A) the U.S. Loan Parties in favor of the Administrative Agent (for the benefit of the Lender Parties, securing the Secured Obligations), (B) the Canadian Loan Parties in favor of the Administrative Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations) or (C) the European Loan Parties in favor of the European Collateral Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations), and (ii) any Permitted Encumbrances which do not have priority over the Lien granted by (A) the U.S. Loan Parties in favor of the Administrative Agent (for the benefit of the Lender Parties, securing the Secured Obligations), (B) the Canadian Loan Parties in favor of the Administrative Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations) or (C) the European Loan Parties in favor of the European Collateral Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations);
     (d) which (i) is unpaid more than 60 days after the original due date or (ii) has been written off the books of the Borrower or otherwise designated as uncollectible;
     (e) which is owing by a Licensee for which more than 50% of the Licensee Receivables owing from such Licensee and its Affiliates are ineligible hereunder (other than as a result of the operation of paragraph (f) below);
     (f) which is owing by a Licensee to the extent the aggregate amount of Licensee Receivables owing from such Licensee and its Affiliates to all the Borrowers exceeds 20% of the aggregate amount of Eligible Licensee Receivables of all the Borrowers;
     (g) with respect to which any (i) covenant has been breached or (ii) representation or warranty is not true in all material respects, in each case to the extent contained in this Agreement, the U.S. Security Agreement, the Canadian Security Agreement or the European Security Agreement; provided that each such representation and warranty shall be true and correct in all respects to the extent it is already qualified by a materiality standard;
     (h) which does not arise from the licensing of intellectual property of the Borrowers in the ordinary course of business;

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     (i) with respect to which any check or other instrument of payment has been returned uncollected for any reason;
     (j) which is owed by any Licensee which has (i) applied for, suffered, or consented to the appointment of any receiver, interim receiver custodian, trustee, monitor, administrator, sequestrator or liquidator of its assets, or, in the case of any Licensee of any European Borrower, any equivalent of the foregoing in any applicable jurisdiction, (ii) has had possession of all or a material part of its property taken by any receiver, interim receiver custodian, trustee, monitor, administrator, sequestrator or liquidator, or, in the case of any Licensee of any European Borrower, any equivalent of the foregoing in any applicable jurisdiction, (iii) filed, or had filed against it, any request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as bankrupt, winding-up, or voluntary or involuntary case under any Insolvency Laws, (iv) has admitted in writing its inability, or is generally unable to, pay its debts as they become due, (v) become insolvent, or (vi) ceased operation of its business;
     (k) which is owed by any Licensee which has sold all or substantially all of its assets;
     (l) which is denominated in or owed in any currency other than, (i) in the case of the U.S. Borrowers, Dollars or Canadian Dollars, (ii) in the case of any English Borrower, Dollars, Euros or Sterling, or (iii) in the case of any European Borrower (other than an English Borrower), Dollars or Euros (unless a currency swap or similar hedge approved by the Administrative Agent has been entered into with respect to such Licensee Receivable the effect of which is to cause payment to be denominated in Dollars) or payable in a jurisdiction other than (x) in the case of the U.S. Borrowers, the U.S. or Canada or (y) in the case of any European Borrower, in any Eligible European Jurisdiction;
     (m) which is owed by (i) the government (or any department, agency, public corporation, or instrumentality thereof) of any country other than the U.S. unless such Licensee Receivable is backed by a Letter of Credit acceptable to the Administrative Agent which is in the possession of the Administrative Agent, (ii) the government of the U.S., or any department, agency, public corporation, or instrumentality thereof, unless the Assignment of Claims Act has been complied with to the Administrative Agent’s satisfaction or (iii) the federal government of Canada unless the Financial Administration Act (Canada), as amended, has been complied with to the Administrative Agent’s satisfaction and any other steps necessary to perfect the Lien of the Administrative Agent in such Account have been complied with to the Administrative Agent’s satisfaction;
     (n) which is owed by any Affiliate, employee, officer, director, agent or stockholder of any Loan Party; provided that the Licensee Receivables for which GRI is a Licensee shall be excepted from this paragraph;
     (o) which is owed by a Licensee or any Affiliate of a Licensee to which any Loan Party is indebted, but only to the extent of such indebtedness or is subject to any

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security, deposit, progress payment, retainage or other similar advance made by or for the benefit of a Licensee, in each case to the extent thereof;
     (p) which is owed by a Licensee or any Affiliate of a Licensee that is a supplier to any Loan Party to the extent of any amounts that may be set-off by such supplier against the Licensee Receivable of such Loan Party;
     (q) which is subject to any counterclaim, deduction, defense, setoff or dispute but only to the extent of any such counterclaim, deduction, defense, setoff or dispute;
     (r) which is owed by a Licensee located in the States of New Jersey, Minnesota, Indiana, West Virginia or any other State which requires filing of a “Notice of Business Activities Report” or other similar report in order to permit the Borrower to which such Licensee Receivable is owed to seek judicial enforcement in such jurisdiction of payment of such Licensee Receivable, unless such Borrower has qualified to do business in New Jersey, Minnesota, Indiana, West Virginia or such other States, as applicable, has filed a Notice of Business Activities Report or similar report with the appropriate Governmental Authority in such State and the foregoing is duly effective, or is exempt from such filing requirement;
     (s) with respect to which such Borrower has made any agreement with the Licensee for any reduction thereof, other than discounts and adjustments given in the ordinary course of business, or any Licensee Receivable which was partially paid and such Borrower created a new receivable for the unpaid portion of such Licensee Receivable;
     (t) which does not comply in all material respects with the requirements of all applicable laws and regulations, whether Federal, state or local, including without limitation (to the extent applicable) the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act and Regulation Z of the Board;
     (u) which is with respect to trademarks of a Borrower for which any claim has been asserted or made that challenges the enforceability of the applicable trademark pursuant to which such Licensee Receivable relates;
     (v) which did not arise under a licensing agreement that (i) cannot be canceled by the Licensee during its stated term (other than as a result of the failure of the applicable Borrower to comply with the terms thereof), (ii) is assignable by the applicable Borrower and (iii) has at least six months remaining on the term of such agreement;
     (w) which did not arise from a completed and bona fide transaction, except to the extent that the applicable licensing agreement provides for the payment of fixed amounts regardless of any performance or non-performance thereunder;
     (x) which does not constitute an “account” (as defined in any Security Agreement) or “chattel paper” within the meaning of the UCC or the PPSA of the state or province in which the applicable Borrower is located or, if in respect of a European

33

Borrower, in any analogous legislation under the laws of the jurisdiction where such European Borrower is organized;
     (y) which, to the knowledge of the Borrowers, is not in full force and effect or does not constitute a legal, valid and binding obligation of the Licensee enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and by general equity principles;
     (z) which is governed by the laws of any jurisdiction other than (i) the United States, any state thereof or the District of Columbia, (ii) Canada or any province or other political subdivision of Canada or (iii) any Eligible European Jurisdiction; or
     (aa) which the U.S. Collateral Agent, in its Permitted Discretion, determines may not be paid by reason of the Licensee’s inability to pay or which the U.S. Collateral Agent in its Permitted Discretion otherwise determines is unacceptable for any reason whatsoever.
          In the event that a Financial Officer has knowledge that any Licensee with respect to an Eligible Licensee Receivable ceases to comply with the requirements of paragraphs (f), (j) or (k), such Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate. In determining the amount of an Eligible Licensee Receivable, the face amount of a Licensee Receivable may, in the U.S. Collateral Agent’s Permitted Discretion, be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that such Borrower may be obligated to rebate to Licensee pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Licensee Receivable but not yet applied by such Borrower to reduce the amount of such Licensee Receivable.
          “Eligible Retail Inventory” means Eligible Inventory that is Retail Inventory.
          “Eligible Wholesale Inventory” means Eligible Inventory that is Wholesale Inventory.
          “English Borrower” means each wholly-owned Subsidiary of the Company that is organized under the laws of England and Wales and becomes a Borrower under this Agreement, following the Effective Date, pursuant to the terms of Section 4.03.
          “English Loan Party” means, individually and collectively as the context may require, each English Borrower, each Subsidiary of an English Borrower that is organized under the laws of England and Wales and becomes a party to an English Security Agreement pursuant to Section 4.03 or Section 5.14(c) and each other Subsidiary of a Borrower that is organized under the laws of England and Wales and that becomes a party to an English Security Agreement.

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          “English Revolving Exposure” means, with respect to each English Borrower, the sum of the total International Revolving Exposure of all International Revolving Lenders to such Borrower.
          “English Security Agreement” means, individually and collectively as the context may require, each pledge agreement, security agreement, charge, debenture, guarantee or other agreement that is entered into by any English Loan Party or any Person who is the holder of Equity Interests in any English Loan Party in favor of the European Collateral Agent, and any other pledge agreement, security agreement or other agreement entered into pursuant to the terms of the Loan Documents that is governed by the laws of England and Wales, securing the International Secured Obligations, in each case in form and substance satisfactory to each Applicable Collateral Agent and entered into pursuant to the terms of this Agreement or any other Loan Document (including Section 4.03 and Section 5.14), as the same may be amended, restated or otherwise modified from time to time.
          “Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.
          “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) any violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
          “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.
          “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
          “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with a Borrower, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.
          “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a U.S. Pension Plan (other than an event for which the 30-day notice period is waived); (b) the failure by any U.S. Pension Plan to satisfy any minimum funding standard (as defined in Section 412 of the Code or Section 302 of ERISA) applicable to such U.S. Pension Plan, whether or not waived; (c) the filing pursuant to

35

Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any U.S. Pension Plan; (d) the incurrence by any Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any U.S. Pension Plan; (e) the taking of any steps by any Borrower or any ERISA Affiliate to terminate any U.S. Pension Plan or the receipt by any Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any U.S. Pension Plan or U.S. Pension Plans or to appoint a trustee to administer any U.S. Pension Plan; (f) the incurrence by any Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any U.S. Pension Plan or Multiemployer Plan; (g) the receipt by any Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, in endangered or critical status, within the meaning of Section 305 of ERISA; (h) the adoption of an amendment to any U.S. Pension Plan that, pursuant to Section 401(a)(29) of the Code, would result in the loss of tax-exempt status of the trust of which such U.S. Pension Plan is a part if any Borrower or any of its ERISA Affiliates fails to timely provide security to such U.S. Pension Plan in accordance with the provisions of said Section; or (i) a contribution failure has occurred with respect to any U.S. Pension Plan sufficient to give rise to a lien under Section 303(k) of ERISA.
          “Euro” or “€” means the single currency of the Participating Member States as constituted by the Treaty on European Union and as referred to in the legislative measures of the Participating Member States for the introduction of, change over to, or operation of the Euro in one or more member states. For purposes hereof, “Participating Member States” means each State so described in any legislative measures of the European Council for the introduction of, change over to, or operation of a single or unified European Community, and includes, without limitation, each member State of the European Community that adopts or has adopted the Euro as its lawful currency in accordance with the aforementioned legislative measures.
          “Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.
          “European A Borrowers” means the Belgian Borrowers, the English Borrowers, the Irish Borrowers, the Netherlands Borrowers, the Spanish Borrowers and the Swiss Borrowers.
          “European A Issuing Banks” means, individually and collectively as the context may require, in the case of each European A Letter of Credit, Chase, Wells Fargo Bank, National Association and any other Lender proposed by the Borrower Representative that has agreed to act as a European A Issuing Bank and is reasonably acceptable to the European Administrative Agent, each in its capacity as an issuer of European A Letters of Credit hereunder, and its successors and assigns in such capacity as provided in Section 2.06(j). Each European A Issuing Bank may, in its sole discretion, arrange for one or more European A Letters of Credit to be issued by Affiliates or branches of such European A Issuing Bank, in which case the term “European A Issuing Bank” shall include any such Affiliate or branch with respect to European A Letters of Credit issued by such Affiliate or branch.

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          “European A LC Exposure” means, at any time, the sum of the Dollar Amount of the Commercial LC Exposure and the Standby LC Exposure of all International A Borrowers in respect of all International Letters of Credit, other than the Canadian Letters of Credit. The European A LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total European A LC Exposure at such time.
          “European A Letter of Credit” means any Letter of Credit or similar instrument (including a bank guarantee) acceptable to the applicable European A Issuing Bank and issued hereunder for the purpose of providing credit support for any European A Borrower.
          “European A Protective Advances” has the meaning assigned to such term in Section 2.04(a).
          “European A Revolving Exposure” means with respect to any International A Revolving Lender at any time, the sum of (a) the outstanding principal amount of European A Revolving Loans of such International A Revolving Lender at such time, plus (b) an amount equal to the Applicable Percentage of the aggregate principal amount of the European A Swingline Loans of such International A Revolving Lender at such time, plus (c) an amount equal to the Applicable Percentage of the European A LC Exposure at such time.
          “European A Revolving Loan” means a Revolving Loan made by the International A Revolving Lenders to any European Borrower.
          “European A Swingline Lender” means J.P. Morgan Europe Limited, in its capacity as lender of European A Swingline Loans hereunder, and its successors and assigns in such capacity. Each European A Swingline Lender may, in its sole discretion, arrange for one or more European A Swingline Loans to be made by Affiliates or branches of such European A Swingline Lender, in which case the term “European A Swingline Lender” shall include any such Affiliate or branch with respect to European A Swingline Loans made by such Affiliate or branch.
          “European A Swingline Loans” has the meaning assigned to such term in Section 2.05(c).
          “European Administrative Agent” means J.P. Morgan Europe Limited, in its respective capacities as administrative agent for the International A Revolving Lenders and the International B Revolving Lenders hereunder, and its successors and assigns in such capacity.
          “European B Borrowers” means the Belgian Borrowers, the English Borrowers, the French Borrowers, the German Borrowers, the Irish Borrowers, the Italian Borrowers, the Netherlands Borrowers, the Spanish Borrowers and the Swiss Borrowers.
          “European B Issuing Banks” means, individually and collectively as the context may require, in the case of each European B Letter of Credit, Chase and any other Lender proposed by the Borrower Representative that has agreed to act as a European B Issuing Bank and is reasonably acceptable to the European Administrative Agent, each in its capacity as an issuer of European B Letters of Credit hereunder, and its successors and assigns in such capacity as provided in Section 2.06(j). Each European B Issuing

37

Bank may, in its sole discretion, arrange for one or more European B Letters of Credit to be issued by Affiliates or branches of such European B Issuing Bank, in which case the term “European B Issuing Bank” shall include any such Affiliate or branch with respect to European B Letters of Credit issued by such Affiliate or branch. Each European B Issuing Bank issuing a European B Letter of Credit in France shall be a French Qualifying Issuing Bank and each European B Issuing Bank issuing a European B Letter of Credit in Italy shall be an Italian Qualifying Lender.
          “European B LC Exposure” means, at any time, the sum of the Dollar Amount of the Commercial LC Exposure and the Standby LC Exposure of all International B Borrowers in respect of all International B Letters of Credit. The European B LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total European B LC Exposure at such time.
          “European B Letter of Credit” means any Letter of Credit or similar instrument (including a bank guarantee) acceptable to the applicable European B Issuing Bank and issued hereunder for the purpose of providing credit support for any European B Borrower.
          “European B Protective Advances” has the meaning assigned to such term in Section 2.04(a).
          “European B Revolving Exposure” means with respect to any International B Revolving Lender at any time, the sum of (a) the outstanding principal amount of European B Revolving Loans of such International B Revolving Lender at such time, plus (b) an amount equal to the Applicable Percentage of the aggregate principal amount of the European B Swingline Loans of such International B Revolving Lender at such time, plus (c) an amount equal to the Applicable Percentage of the European B LC Exposure at such time.
          “European B Revolving Loan” means a Revolving Loan made by the International B Revolving Lenders to any European Borrower.
          “European B Swingline Lender” means J.P. Morgan Europe Limited, in its capacity as lender of European B Swingline Loans hereunder, and its successors and assigns in such capacity. Each European B Swingline Lender may, in its sole discretion, arrange for one or more European B Swingline Loans to be made by Affiliates or branches of such European B Swingline Lender, in which case the term “European B Swingline Lender” shall include any such Affiliate or branch with respect to European B Swingline Loans made by such Affiliate or branch. Each European B Swingline Lender that makes a European B Swingline Loan to a French Borrower shall be a French Qualifying Lender and each European B Swingline Lender that makes a European B Swingline Loan to an Italian Borrower shall be an Italian Qualifying Lender.
          “European B Swingline Loans” has the meaning assigned to such term in Section 2.05(c).
          “European Borrower Effective Date” means, with respect to each Joining European Borrower, the date on which such Joining European Borrower becomes a European

38

Borrower under this Agreement and is entitled to make Borrowings hereunder after satisfying all the relevant conditions set forth in Section 4.03.
          “European Borrowers” means, individually and collectively as the context may require, the European A Borrowers and the European B Borrowers.
          “European Borrowing Base” means, at any time, as to each European Borrower, the sum of:
          (a) (i) the product of (A) 85% multiplied by (B) such European Borrower’s Eligible Accounts at such time plus (ii) the product of (A) 90% multiplied by (B) such European Borrower’s Eligible Credit Card Accounts Receivable at such time, plus
          (b) solely in respect of any English Borrower, any German Borrower, any Irish Borrower and any Netherlands Borrower, the lesser of (i) the product of 85% multiplied by the Net Orderly Liquidation Value percentage in respect of Retail Inventory of each such European Borrower identified in the most recent inventory appraisal ordered by the U.S. Collateral Agent multiplied by the Eligible Retail Inventory of each such European Borrower, valued at the lower of cost (determined in accordance with the historical practices of the Borrowers prior to the applicable European Borrower Effective Date) or market value, at such time and (ii) the product of 75% multiplied by the Eligible Retail Inventory of such European Borrower, valued at the lower of cost (determined in accordance with the historical practices of the Borrowers prior to the applicable European Borrower Effective Date) or market value, at such time; provided, that the availability represented by the Retail Inventory of any of the German Borrowers or the Netherlands Borrowers that is included in the European Borrowing Base of each such European Borrower shall at no time exceed a percentage specified from time to time by the Administrative Agent, in its Permitted Discretion, of the aggregate amount of the European Borrowing Base of each such European Borrower, plus
          (c) solely in respect of any English Borrower, any German Borrower, any Irish Borrower and any Netherlands Borrower, the lesser of (i) the product of 85% multiplied by the High Season or Low Season, as applicable, Net Orderly Liquidation Value percentage in respect of Wholesale Inventory of such European Borrower identified in the most recent inventory appraisal ordered by the U.S. Collateral Agent multiplied by the Eligible Wholesale Inventory of such European Borrower, valued at the lower of cost (determined in accordance with the historical practices of the Borrowers prior to the applicable European Borrower Effective Date) or market value, at such time and (ii) the product of 75% multiplied by the Eligible Wholesale Inventory of such European Borrower, valued at the lower of cost (determined in accordance with the historical practices of the Borrowers prior to the applicable European Borrower Effective Date) or market value, at such time,

39

plus
          (d) the product of (i) 80% multiplied by (ii) the Eligible European Licensee Receivables of such European Borrower at such time; provided that the availability represented by Eligible European Licensee Receivables included in the European Borrowing Base of such European Borrower shall not at any time exceed $10,000,000, minus
          (e) without duplication, Reserves established by the U.S. Collateral Agent in its Permitted Discretion.
The (i) U.S. Collateral Agent may, in its Permitted Discretion, reduce the advance rates set forth above (and subsequently increase the advance rates up to the levels set forth above) including, for reasons relating to potential rights of vendors with respect to in transit Inventory, adjust Reserves or reduce one or more of the other elements used in computing any European Borrowing Base (and subsequently increase such elements up to the levels set forth above); and (ii) the U.S. Collateral Agent may, in its Permitted Discretion as a result of any change in applicable laws (including applicable Insolvency Laws) following the Effective Date which adversely affects the ability of the European Collateral Agent to realize on any Collateral securing, or guarantee of, the International Secured Obligations, remove one or more of the countries comprising an Eligible European Jurisdiction (and subsequently add one or more of such countries back as an Eligible European Jurisdiction).
          “European Collateral Agent” means J.P. Morgan Europe Limited, in its capacity as European collateral agent for the International Revolving Lenders hereunder, and its successors and assigns in such capacity.
          “European Collection Deposit Account” has the meaning assigned to such term in the European Security Agreement or any other applicable Loan Document.
          “European Guarantee” means, with respect to each European Borrower, each guarantee agreement of a European Loan Party in favor of the European Administrative Agent (for the benefit of the International Lender Parties, guaranteeing repayment of the International Secured Obligations) that is entered into in connection with the occurrence of the European Borrower Effective Date of each such European Borrower, and any other guarantee that is entered into, after such European Borrower Effective Date pursuant to the terms of this Agreement or any other Loan Document, including Section 5.14(c), as each of the foregoing may be amended, restated or otherwise modified from time to time.
          “European Issuing Bank” means, individually and collectively as the context may require, each European A Issuing Bank and European B Issuing Bank.
          “European LC Collateral Account” has the meaning assigned to such term in Section 2.06(k).
          “European LC Exposure” means, at any time, the sum of the European A LC Exposure and the European B LC Exposure.

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          “European Letter of Credit” means, individually and collectively as the context may require, each European A Letter of Credit and European B Letter of Credit.
          “European Loan Parties” means, individually and collectively as the context may require, each of the Belgian Loan Parties, the English Loan Parties, the French Loan Parties, the German Loan Parties, the Irish Loan Parties, the Italian Loan Parties, the Netherlands Loan Parties, the Spanish Loan Parties and the Swiss Loan Parties.
          “European Loans” means, individually and collectively as the context may require, the European Revolving Loans, the European Swingline Loans and the European Protective Advances.
          “European Protective Advances” means, individually and collectively as the context may require, each European A Protective Advance and European B Protective Advance.
          “European Revolving Exposure” means, with respect to any International Lender, the sum of such International Lender’s European A Revolving Exposure and European B Revolving Exposure.
          “European Revolving Loan” means, individually and collectively as the context may require, each European A Revolving Loan and European B Revolving Loan.
          “European Security Agreement” means, individually and collectively as the context may require, the Belgian Security Agreement, the English Security Agreement, the French Security Agreement, the German Security Agreement, the Irish Security Agreement, the Italian Security Agreement, the Netherlands Security Agreement, the Spanish Security Agreement and the Swiss Security Agreement.
          “European Swingline Lender” means, individually and collectively as the context may require, each European A Swingline Lender and European B Swingline Lender.
          “European Swingline Loans” means, individually and collectively as the context may require, each European A Swingline Loan and European B Swingline Loan.
          “European Union” means the region comprised of member states of the European Union pursuant to the Treaty establishing the European Community (signed in Rome on 25 March 1967) as amended by the Treaty on the European Union (signed in Maastricht on 7 February 1992).
          “Event of Default” has the meaning assigned to such term in Article VII.
          “Excluded Taxes” means, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of any Borrower under any Loan Document, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in

41

which such recipient is located, (c) any U.S. federal withholding tax that is imposed on amounts payable to such recipient (other than an assignee pursuant to a request by a Borrower under Section 2.19(b)) pursuant to any law in effect at the time such recipient becomes a party to this Agreement (or designates a new lending office) or is attributable to such recipient’s failure to comply with Section 2.17(f), except to the extent that such recipient (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrowers with respect to such withholding tax pursuant to Section 2.17(a) and (d) taxes imposed by FATCA.
          “Existing Debt Securities” means, individually and collectively as the context may require, the 5.125% Senior Notes of the Company due 2014 and the 6.125% Senior Notes of the Company due 2034.
          “Existing Debt Securities Reserve” means with respect to the Existing Debt Securities, as of any date during any Dominion Period, the sum of (a) an amount equal to all remaining principal payments due in respect thereof through and including the Maturity Date plus (b) an amount equal to the interest to be paid thereon on the next interest payment date following such date which, in each case, shall, at the request of the Borrowers, be released if and to the extent each such amount is paid in full in cash.
          “Existing Debt Securities Reserve (2014 Senior Notes)” means, with respect to the Existing Debt Securities maturing in November 2014, an amount equal to all remaining principal and interest payments due in respect thereof through and including the Maturity Date, which reserve shall, at the request of the Borrowers, be released if and to the extent each such amount is paid in full in cash; provided, that if, with respect to such Existing Debt Securities both the Existing Debt Securities Reserve and the Existing Debt Securities Reserve (2014 Notes) may be imposed by the U.S. Collateral Agent at the same time, only the Existing Debt Securities Reserve (2014 Senior Notes) may be so imposed.
          “Facility” means each of the U.S. Facility, the International A Facility and the International B Facility.
          “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended version that is substantively comparable) and any current or future treasury regulations or official interpretations thereof.
          “Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.
          “Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of a Borrower and, in the case of a European Borrower, also means each

42

person performing similar duties as the foregoing Persons (including any director of a European Borrower, acting in such capacity).
          “Financial Support Direction” means a financial support direction issued by the Pensions Regulator under s43 of the United Kingdom’s Pensions Act 2004.
          “First-Tier Foreign DRE” means any Foreign DRE (other than Jones Canada LP) that is owned directly, or indirectly through one or more Foreign DREs, by a U.S. Borrower or a Domestic Subsidiary.
          “First-Tier Foreign Subsidiary” means any Foreign Subsidiary (other than a Foreign DRE), owned directly by one or more of the U.S. Borrowers, the Domestic Subsidiaries, or the First-Tier Foreign DREs.
          “Fixed Charge Coverage Ratio” means the ratio, as determined at the end of any Test Period, of (a) EBITDAR minus the unfinanced portion of Capital Expenditures to (b) Fixed Charges, all calculated for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP; provided, that each Foreign Subsidiary (other than a Foreign Subsidiary organized under the laws of Canada or any Province of Canada) that is not a Loan Party shall be disregarded for purposes of calculating the Fixed Charge Coverage Ratio.
          “Fixed Charges” means, with reference to any period, without duplication, cash Interest Expense (including, without limitation, any interest portion of Capital Lease Obligation payments), plus Rentals, plus prepayments and scheduled principal payments on Indebtedness made during such period, plus cash taxes paid (net of cash refunds), plus dividends, distributions or redemptions of Equity Interests paid in cash, plus Capital Lease Obligation payments, plus normal cash contributions to any Pension Plan (which shall exclude Multiemployer Plans and foreign multiemployer plans, 401(k) and other defined contribution plans), all calculated for the Company and its Subsidiaries on a consolidated basis.
          “Foreign DRE” means a Foreign Subsidiary that for U.S. federal income tax purposes is classified as a partnership or that is “disregarded as an entity separate from its owner” (within the meaning of Treas. Reg. § 301.7701-3), but not any such Foreign Subsidiary whose assets consist solely of stock of a “controlled foreign corporation” (within the meaning of Section 957(a) of the Code).
          “Foreign Loan Parties” means, individually and collectively, the Loan Parties other than the U.S. Loan Parties.
          “Foreign Pension Plan” means any pension plan, pension undertaking, supplemental pension, retirement savings or other retirement income plan, obligation or arrangement of any kind that is not subject to U.S. law and that is established, maintained or contributed to by any Loan Party or any of its Subsidiaries or Affiliates or in respect of which any Loan Party or any of its Subsidiaries or Affiliates has any liability, obligation or contingent liability.
          “Foreign Subsidiary” means each Subsidiary of a Borrower that is not a Domestic Subsidiary.

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          “France” means the French Republic.
          “French Borrower” means each wholly-owned Subsidiary of the Company that is organized under the laws of France and becomes a Borrower under this Agreement, following the Effective Date, pursuant to the terms of Section 4.03.
          “French Loan Party” means, individually and collectively as the context may require, each French Borrower, each Subsidiary of a French Borrower that is organized under the laws of France and becomes a party to a French Security Agreement pursuant to Section 4.03 or Section 5.14(c) and each other Subsidiary of a Borrower that is organized under the laws of France and that becomes a party to a French Security Agreement.
          “French Qualifying Issuing Bank” means (i) a credit institution (établissement de crédit) licensed by the relevant Governmental Authorities of France for the purpose of providing to customers or administering means of payment (mise à la disposition ou gestion de moyens de paiement); (ii) a credit institution (établissement de crédit) having its registered office in a member state of the European Union or in a state which is a party to the Treaty on the European Economic Area, so long as the relevant Governmental Authorities of France have been notified in advance by the relevant Governmental Authority of such state; provided, that such credit institution provides to customers in France or administers only those means of payment which it is authorized to provide or administer in the state in which is registered office is located; or (iii) a financial institution (établissement financier) having its registered office in a member state of the European Union or in a state which is a party to the Treaty on the European Economic Area, which has obtained a certificate from the relevant Governmental Authorities of such state certifying that it meets the conditions required for that purpose by such Governmental Authority, so long as the relevant Governmental Authorities of France have been notified in advance by the relevant Governmental Authority of such state; provided, that such financial institution provides to customers in France or administers only those means of payment which it is authorized to provide or administer in the state in which is registered office is located. For purposes of this definition, “notified in advance” refers to the satisfaction of the formalities required to benefit from applicable European passporting provisions (including the transmission by a local regulator to the French banking authority of a notice received from a financial institution to the effect that such institution intends to trade in France on a remote basis pursuant to the European passporting regulations).
     “French Qualifying Lender” means (i) a credit institution (établissement de crédit) licensed for the purpose of carrying out credit transactions (opérations de crédit) by the relevant Governmental Authorities of France; (ii) a credit institution (établissement de crédit) having its registered office in a member state of the European Union or in a state which is a party to the Treaty on the European Economic Area, so long as the relevant Governmental Authorities of France have been notified in advance by the relevant Governmental Authority of such state; provided, that such credit institution carries out in France only those credit transactions which it is authorized to carry out in the state in which is registered office is located; or (iii) a financial institution (établissement financier) having its registered office in a member state of the European Union or in a state which is a party to the Treaty on the European Economic Area, which has obtained a certificate from the relevant Governmental Authority of such state certifying that it meets the conditions required for that purpose by such Governmental Authority,

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so long as the relevant French authorities have been notified in advance by the relevant Governmental Authorities of such state; provided, that such financial institution carries out in France only those credit transactions which it is authorized to carry out in the state in which is registered office is located. For purposes of this definition, “notified in advance” refers to the satisfaction of the formalities required to benefit from applicable European passporting provisions (including the transmission by a local regulator to the French banking authority of a notice received from a financial institution to the effect that such institution intends to trade in France on a remote basis pursuant to the European passporting regulations).
          “French Revolving Exposure” means, with respect to each French Borrower, the sum of the total International Revolving Exposure of all International Revolving Lenders to such Borrower.
          “French Security Agreement” means, individually and collectively as the context may require, each pledge agreement, security agreement, guarantee or other agreement that is entered into by any French Loan Party or any Person who is the holder of Equity Interests in any French Loan Party in favor of the European Collateral Agent, and any other pledge agreement, security agreement or other agreement entered into pursuant to the terms of the Loan Documents that is governed by the laws of France, securing the International Secured Obligations, in each case in form and substance satisfactory to each Applicable Collateral Agent and entered into pursuant to the terms of this Agreement or any other Loan Document (including Section 4.03 and Section 5.14), as the same may be amended, restated or otherwise modified from time to time.
          “Funding Accounts” has the meaning assigned to such term in Section 4.01(g).
          “GAAP” means generally accepted accounting principles in the United States of America.
          “German Bankruptcy Reserve” means reserves for fees payable to an insolvency administrator pursuant to Section 171 of Germany’s Insolvency Code (Insolvenzordnung), as amended.
          “German Borrower” means each wholly-owned Subsidiary of the Company that is organized under the laws of Germany and becomes a Borrower under this Agreement, following the Effective Date, pursuant to the terms of Section 4.03.
          “German Loan Party” means, individually and collectively as the context may require, each German Borrower, each Subsidiary of a German Borrower that is organized under the laws of Germany and becomes a party to a German Security Agreement pursuant to Section 4.03 or Section 5.14(c) and each other Subsidiary of a Borrower that is organized under the laws of Germany and that becomes a party to a German Security Agreement.
          “German Revolving Exposure” means, with respect to each German Borrower, the sum of the total International Revolving Exposure of all International Revolving Lenders to such Borrower.
          “German Security Agreement” means, individually and collectively as the context may require, each pledge agreement, security agreement or other agreement that is entered into

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by any German Loan Party or any Person who is the holder of Equity Interests in any German Loan Party in favor of the European Collateral Agent, and any other pledge agreement, security agreement or other agreement entered into pursuant to the terms of the Loan Documents that is governed by the laws of Germany, securing the International Secured Obligations (or, where applicable, the Parallel Debt), in each case in form and substance satisfactory to each Applicable Collateral Agent and entered into pursuant to the terms of this Agreement or any other Loan Document (including Section 4.03 and Section 5.14), as the same may be amended, restated or otherwise modified from time to time.
          “Germany” means the Federal Republic of Germany.
          “Governmental Authority” means the government of the United States, Canada, any other country in which an International Borrower or other International Loan Party is organized, including any political subdivision of any of the foregoing (whether state, provincial or local), the European Central Bank, the Council of Ministers of the European Union, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity (including any European supranational body) exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
          “GRI” means GRI Group Limited, a British Virgin Islands company.
          “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.
          “Guaranteed Obligations” has the meaning assigned to such term in Section 10.01.
          “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.
          “High Season” means all times other than Low Season.

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          “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money (including, without limitation, the Existing Debt Securities), (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business, deferred compensation and any purchase price adjustment, earnout or deferred payments of a similar nature), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed; provided that if recourse for the payment of such Indebtedness is limited exclusively to such property and such Person has absolutely no personal liability with respect thereto, the amount of such Indebtedness shall equal the lesser of (A) the fair market value of such property and (B) the amount of Indebtedness so secured, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (j) obligations under any liquidated earn-out and (k) any other Off-Balance Sheet Liability. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Notwithstanding the foregoing, Indebtedness shall not include (x) unsecured trade payables that are paid to banks financing vendor receivables in the ordinary course of business of the Borrowers to the extent any such trade payables are deemed to be indebtedness solely as a result of requirements under GAAP and (y) operating leases as defined under GAAP as of the Effective Date to the extent that such leases are deemed to be Indebtedness solely as a result of any change in the requirements under GAAP after the Effective Date.
          “Indemnified Taxes” means Taxes (including Other Taxes) other than Excluded Taxes.
          “Indenture” means the Indenture, dated as of November 22, 2004, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 6.11, among the Company, Jones Holdings, Jones Apparel USA, Nine West Footwear and Jones Retail, as issuers, and U.S. Bank as successor in interest to SunTrust Bank, as trustee.
          “Information Memorandum” means the Confidential Information Memorandum dated April 2009 relating to the Borrowers and the Transactions.
          “Insolvency Laws” means each of the Bankruptcy Code, the United Kingdom’s Insolvency Act 1986, Ireland’s Companies Act 1963-2009, Belgium’s Law of 8 August 1997 on bankruptcy (faillissementswet / loi sur les faillites), the Netherlands’ Bankruptcy Act (Faillissementswet), Spain’s Insolvency Act 22/2003 of 9 July, Germany’s Insolvency Code (Insolvenzordnung), Italy’s Royal Decree no 267/1942 (Italy) and legislative decree no 270/1999 (Italy), Article 1244-1 of France’s Civil Code or Book VI (Livre VI) of France’s Commercial

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Code, Switzerland’s Federal Act on Debt Enforcement and Bankruptcy of 11 April 1889, the Council Regulation 1346/2000/EC on insolvency proceedings (European Union), the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada), in each case as amended, and any other applicable state, provincial, territorial or federal bankruptcy laws, each as now and hereafter in effect, any successors to such statutes and any other applicable insolvency or other similar law of any jurisdiction, including any law of any jurisdiction permitting a debtor to obtain a stay or a compromise of the claims of its creditors against it and including any rules and regulations pursuant thereto.
          “Interest Election Request” means a request by the Borrower Representative to convert or continue a Revolving Borrowing in accordance with Section 2.08.
          “Interest Expense” means, with reference to any period, total interest expense (including that attributable to Capital Lease Obligations) of the Company and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Company and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Swap Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP), calculated on a consolidated basis for the Company and its Subsidiaries for such period in accordance with GAAP.
          “Interest Payment Date” means (a) with respect to any ABR Loan, Canadian Prime Rate Loan (other than a Swingline Loan), European Protective Advance, International U.S. Protective Advance or European Swingline Loan accruing interest at the Overnight LIBO Rate, the first day of each calendar month and the Maturity Date, and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Loan with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and the Maturity Date.
          “Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower Representative may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period; provided, further, that “Interest Period” shall also mean an interest period of one week, in the case of European Swingline Loans referred to in the penultimate sentence of Section 2.05(e). For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

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          “International A Borrowers” means, individually and collectively as the context may require, the Canadian Borrowers, the Belgian Borrowers, the English Borrowers, the Irish Borrowers, the Netherlands Borrowers, the Spanish Borrowers, and the Swiss Borrowers.
          “International A Borrowing Base” means, at any time, the sum of the Canadian Borrowing Base and the European Borrowing Bases for all the Belgian Borrowers, the English Borrowers, the Irish Borrowers, the Netherlands Borrowers, the Spanish Borrowers, and the Swiss Borrowers.
          “International A Commitment” means, with respect to each International A Revolving Lender, the commitment, if any, of such International A Revolving Lender to make International A Revolving Loans and to acquire participations in International A Letters of Credit and International A Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such International A Revolving Lender’s International A Revolving Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 and (b) assignments by or to such International A Revolving Lender pursuant to Section 9.04. The initial amount of each International A Revolving Lender’s International A Commitment is set forth on the Revolving Commitment Schedule, or in the Assignment and Assumption pursuant to which such International A Revolving Lender shall have assumed its International A Commitment, as applicable. The International A Commitment is in the initial aggregate amount of $60,000,000.
          “International A Facility” means, collectively, the International A Commitment and the extensions of credit made thereunder.
          “International A LC Exposure” means, at any time, the sum of the Dollar Amount of the Commercial LC Exposure and the Standby LC Exposure of the International A Borrowers. The International A LC Exposure of any International A Revolving Lender at any time shall be its Applicable Percentage of its total International A LC Exposure at such time.
          “International A Letter of Credit” means, individually and collectively as the context may require, any Canadian Letter of Credit or European Letter of Credit issued by a European A Issuing Bank.
          “International A Protective Advances” means, collectively, the Canadian Protective Advances, the European A Protective Advances and the International A U.S. Protective Advances.
          “International A Revolving Exposure” means, with respect to any International A Revolving Lender at any time, the sum of (a) the outstanding principal amount of International A Revolving Loans of such International A Revolving Lender at such time, plus (b) an amount equal to such International A Revolving Lender’s Applicable Percentage of the aggregate principal amount of the International A Swingline Loans at such time, plus (c) an amount equal to such International A Revolving Lender’s Applicable Percentage of the International A LC Exposure at such time.
          “International A Revolving Lenders” means the Persons listed on the Revolving Commitment Schedule (or an Affiliate or branch of any such Person that is acting on behalf of

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such Person, in which case the term “International A Revolving Lenders” shall include any such Affiliate or branch with respect to the International A Revolving Loans made by such Affiliate or branch) as having an International A Commitment and any other Person that shall acquire an International A Commitment, other than any such Person that ceases to be an International A Revolving Lender pursuant to an Assignment and Assumption. Each Lender that has an International A Commitment (or any Affiliate or branch of any such Lender that is acting on behalf of such Lender) shall be a financial institution that is listed on Schedule I, II, or III of the Bank Act (Canada), has received an approval to have a financial establishment in Canada pursuant to Section 522.21 of the Bank Act (Canada), as amended, or is not a foreign bank for purposes of the Bank Act (Canada), and if such financial institution is not resident in Canada and is not deemed to be resident in Canada for purposes of the ITA, that financial institution deals at arm’s length with each Canadian Borrower for purposes of the ITA.
          “International A Revolving Loans” means, collectively, the Canadian Revolving Loans, the European A Revolving Loans and the Revolving Loans made by the International A Lenders to the U.S. Borrowers.
          “International A Swingline Loans” means, collectively, the Canadian Swingline Loans and the European A Swingline Loans.
          “International A U.S. Protective Advances” has the meaning assigned to such term in Section 2.04(a).
          “International Availability” means, at any time, (a) the lesser of (x) the International Commitment and (y) the sum of (i) the International Borrowing Base plus (ii) solely to the extent the total International Revolving Exposure exceeds the International Borrowing Base, the U.S. Availability (if any, to the extent that it is available), minus (b) the total International Revolving Exposure.
          “International B Borrowers” means, individually and collectively as the context may require, the Canadian Borrowers, the Belgian Borrowers, the English Borrowers, the French Borrowers, the German Borrowers, the Irish Borrowers, the Italian Borrowers, the Netherlands Borrowers, the Spanish Borrowers and the Swiss Borrowers.
          “International B Borrowing Base” means, at any time, the sum of the Canadian Borrowing Base and the European Borrowing Bases for all the Belgian Borrowers, the English Borrowers, the French Borrowers, the German Borrowers, the Irish Borrowers, the Italian Borrowers, the Netherlands Borrowers, the Spanish Borrowers, and the Swiss Borrowers.
          “International B Commitment” means, with respect to each International B Revolving Lender, the commitment, if any, of such International B Revolving Lender to make International B Revolving Loans and to acquire participations in International B Letters of Credit and European B Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such International B Revolving Lender’s International B Revolving Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 and (b) assignments by or to such International B Revolving Lender pursuant to Section 9.04. The initial amount of each International B Revolving Lender’s

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International B Commitment is set forth on the Revolving Commitment Schedule, or in the Assignment and Assumption pursuant to which such International B Revolving Lender shall have assumed its International B Commitment, as applicable. The International B Commitment is in the initial aggregate amount of $240,000,000.
          “International B Facility” means, collectively, the International B Commitment and the extensions of credit made thereunder.
          “International B LC Exposure” means, at any time, the sum of the Dollar Amount of the Commercial LC Exposure and the Standby LC Exposure of the International B Borrowers. The International B LC Exposure of any International B Revolving Lender at any time shall be its Applicable Percentage of its total International B LC Exposure at such time.
          “International B Letter of Credit” means, individually and collectively as the context may require, any Canadian Letter of Credit or any European Letter of Credit issued by a European B Issuing Bank.
          “International B Protective Advances” means, collectively, the Canadian Protective Advances, the European B Protective Advances and the International B U.S. Protective Advances.
          “International B Revolving Exposure” means, with respect to any International B Revolving Lender at any time, the sum of (a) the outstanding principal amount of International B Revolving Loans of such International B Revolving Lender at such time, plus (b) an amount equal to such International B Revolving Lender’s Applicable Percentage of the aggregate principal amount of the European B Swingline Loans at such time, plus (c) an amount equal to such International B Revolving Lender’s Applicable Percentage of the International B LC Exposure at such time.
          “International B Revolving Lenders” means the Persons listed on the Revolving Commitment Schedule (or an Affiliate or branch of any such Person that is acting on behalf of such Person, in which case the term “International B Revolving Lenders” shall include any such Affiliate or branch with respect to the International B Revolving Loans made by such Affiliate or branch) as having an International B Commitment and any other Person that shall acquire an International B Commitment, other than any such Person that ceases to be an International B Revolving Lender pursuant to an Assignment and Assumption. Each Lender that has an International B Commitment (or any Affiliate or branch of any such Lender that is acting on behalf of such Lender) shall (a) be a financial institution that is listed on Schedule I, II, or III of the Bank Act (Canada), has received an approval to have a financial establishment in Canada pursuant to Section 522.21 of the Bank Act (Canada), as amended, or is not a foreign bank for purposes of the Bank Act (Canada), and if such financial institution is not resident in Canada and is not deemed to be resident in Canada for purposes of the ITA, that financial institution deals at arm’s length with each Canadian Borrower for purposes of the ITA, (b) following the European Borrower Effective Date relating to a French Borrower, be a French Qualifying Lender and (c) following the European Borrower Effective Date relating to an Italian Borrower, be an Italian Qualifying Lender.

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          “International B Revolving Loans” means, collectively, the European B Revolving Loans and the Revolving Loans made by the International B Lenders to the U.S. Borrowers.
          “International B Swingline Loans” means, collectively, the Canadian Swingline Loans and the European B Swingline Loans.
          “International B U.S. Protective Advances” has the meaning assigned to such term in Section 2.04(a).
          “International Borrowers” means, individually and collectively as the context may require, the International A Borrowers and the International B Borrowers.
          “International Borrowing Base” means, at any time, the sum of the International A Borrowing Base and the International B Borrowing Base; provided that, with respect to any International Borrowing Base of any International Borrower that is included in both the International A Borrowing Base and International B Borrowing Base, such International Borrowing Base shall be counted only once for purposes of calculating the International Borrowing Base.
          “International Borrowing Base Utilization” means, at any time, an amount, if positive, equal to (a) the total International Revolving Exposure of all the International Revolving Lenders at such time minus (b) the International Borrowing Base at such time.
          “International Commitment” means, with respect to each International Revolving Lender, the sum of such International Revolving Lender’s International A Commitment and International B Commitment.
          “International LC Exposure” means, at any time, the sum of the Dollar Amount of the Commercial LC Exposure and the Standby LC Exposure of the International Borrowers. The International LC Exposure of any International Revolving Lender at any time shall be its Applicable Percentage of its total International LC Exposure at such time.
          “International Lender Parties” means, individually and collectively as the context may require, the Administrative Agent (in its capacity as holder of Liens in favor of the International Lender Parties pursuant to the Canadian Security Documents), the Canadian Administrative Agent, the European Administrative Agent, the European Collateral Agent, the Canadian Issuing Banks, the European Issuing Banks and the International Revolving Lenders.
          “International Letter of Credit” means, individually and collectively as the context may require, any International A Letter of Credit or International B Letter of Credit.
          “International Loan Parties” means, individually and collectively as the context may require, any Canadian Loan Party and any European Loan Party.
          “International Loans” means, with respect to the International Loan Parties, individually and collectively as the context may require, the International Revolving Loans, the International Swingline Loans and the International Protective Advances.

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          “International Obligations” means, with respect to the International Loan Parties, all unpaid principal of and accrued and unpaid interest on the International Loans, all International LC Exposure, all Parallel Debt, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the International Loan Parties to the International Revolving Lenders or to any International Revolving Lender, the Administrative Agent (in its capacity as holder of Liens in favor of the International Lender Parties pursuant to the Canadian Security Documents), the Canadian Administrative Agent, the European Administrative Agent, each Applicable Collateral Agent, each Canadian Issuing Bank, each European Issuing Bank or any indemnified party arising under the Loan Documents.
          “International Protective Advances” means, individually and collectively as the context may require, the International A Protective Advances and the International B Protective Advances.
          “International Revolving Exposure” means, with respect to any International Revolving Lender at any time, the sum of (a) the outstanding principal amount of International Revolving Loans of such International Revolving Lender at such time, plus (b) an amount equal to such International Revolving Lender’s Applicable Percentage of the aggregate principal amount of the International Swingline Loans at such time, plus (c) an amount equal to such International Revolving Lender’s Applicable Percentage of the International LC Exposure at such time.
          “International Revolving Lenders” means, individually and collectively as the context may require, the International A Revolving Lenders and the International B Revolving Lenders.
          “International Revolving Loans” means, individually and collectively as the context may require, the International A Revolving Loans and the International B Revolving Loans.
          “International Secured Obligations” means all International Obligations, together with all (a) Banking Services Obligations of the International Loan Parties; (b) Swap Obligations of the International Loan Parties owing to one or more International Revolving Lenders or their respective Affiliates; provided that at or prior to the time that any transaction relating to such Swap Obligation is executed, the International Revolving Lender or Affiliate of an International Revolving Lender party thereto (other than Chase) shall have delivered written notice to the Administrative Agent that such a transaction has been entered into and that it constitutes an International Secured Obligation entitled to the benefits of the Collateral Documents in favor of the International Lender Parties; and (c) the Open Account Obligations of Open Account Obligors that are International Loan Parties.
          “International Swingline Loans” means, individually and collectively as the context may require, the International A Swingline Loans and the International B Swingline Loans.

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          “International U.S. Protective Advances” means, individually and collectively as the context may require, the International A U.S. Protective Advances and the International B U.S. Protective Advances.
          “Inventory” means, individually and collectively, “inventory” as referred to in any Security Agreement.
          “Investment” by any Person in any other Person means (i) any direct or indirect loan, advance or other extension of credit or capital contribution to or for the account of such other Person (by means of any transfer of cash or other property to any Person or any payment for property or services for the account or use of any Person, or otherwise), (ii) any direct or indirect purchase or other acquisition of any Equity Interests, bond, note, debenture or other debt or equity security or evidence of Indebtedness, or any other ownership interest (including, any option, warrant or any other right to acquire any of the foregoing), issued by such other Person, whether or not such acquisition is from such or any other Person, (iii) any direct or indirect payment by such Person on a Guarantee of any obligation of or for the account of such other Person or any direct or indirect issuance by such Person of such a Guarantee (provided, however, that for purposes of Section 6.04, payments under Guarantees not exceeding the amount of the Investment attributable to the issuance of such Guarantee will not be deemed to result in an increase in the amount of such Investment) or (iv) any other investment of cash or other property by such Person in or for the account of such other Person. Any repurchase by any Borrower of its own Equity Interests or Indebtedness shall not constitute an Investment for purposes of this Agreement. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such transfer or exchange.
          “Investment Basket” has the meaning assigned to such term in Section 6.04(c).
          “IP Secured Financing” means a transaction or series of substantially contemporaneous transactions pursuant to which one or more of the Borrowers incur Indebtedness, on terms reasonably satisfactory to the Administrative Agent, in an aggregate principal amount of not less than $150,000,000 that is secured by a first priority security interest on the Borrowers’ registered intellectual property and a second priority security interest in the other property and assets forming a part of the Collateral; provided that (a) substantially concurrently with the incurrence of such Indebtedness (i) the Administrative Agent has (A) been granted a second priority perfected security interest in such registered intellectual property and (B) entered into an intercreditor agreement with the issuer of such Indebtedness, in each case on terms that are in form and substance satisfactory to the Administrative Agent, (ii) the Administrative Agent has been granted, on terms satisfactory to it, a royalty-free license with respect to such intellectual property to the extent any such intellectual property is used in connection with or affixed to any of the Collateral and (iii) all of the Net Proceeds of such Indebtedness have been applied to prepay the Revolving Loans then outstanding as provided in Section 2.11(e); and (b) no Default or Event of Default has occurred and is continuing immediately prior to or after giving effect to the incurrence of such Indebtedness.

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          “Ireland” means the country of Ireland.
          “Irish Borrower” means each wholly-owned Subsidiary of the Company that is organized under the laws of Ireland and becomes a Borrower under this Agreement, following the Effective Date, pursuant to the terms of Section 4.03.
          “Irish Loan Party” means, individually and collectively as the context may require, each Irish Borrower, each Subsidiary of an Irish Borrower that is organized under the laws of Ireland and becomes a party to an Irish Security Agreement pursuant to Section 4.03 or Section 5.14(c) and each other Subsidiary of a Borrower that is organized under the laws of Ireland and that becomes a party to an Irish Security Agreement.
          “Irish Revolving Exposure” means, with respect to each Irish Borrower, the sum of the total International Revolving Exposure of all International Revolving Lenders to such Borrower.
          “Irish Security Agreement” means, individually and collectively as the context may require, each pledge agreement, debenture, security agreement, guarantee or other agreement that is entered into by any Irish Loan Party or any Person who is the holder of Equity Interests in any Irish Loan Party in favor of the European Collateral Agent, and any other pledge agreement, security agreement or other agreement entered into pursuant to the terms of the Loan Documents that is governed by the laws of Ireland, securing the International Secured Obligations, in each case in form and substance satisfactory to each Applicable Collateral Agent and entered into pursuant to the terms of this Agreement or any other Loan Document (including Section 4.03 and Section 5.14), as the same may be amended, restated or otherwise modified from time to time.
          “IRS” means the United States Internal Revenue Service.
          “Issuing Banks” means, individually and collectively as the context may require, each U.S. Issuing Bank, Canadian Issuing Bank and European Issuing Bank.
          “ITA” means the Income Tax Act (Canada), as amended.
          “Italian Borrower” means each wholly-owned Subsidiary of the Company that is organized under the laws of Italy and becomes a Borrower under this Agreement, following the Effective Date, pursuant to the terms of Section 4.03.
          “Italian Loan Party” means, individually and collectively as the context may require, each Italian Borrower, each Subsidiary of an Italian Borrower that is organized under the laws of Italy and becomes a party to an Italian Security Agreement pursuant to Section 4.03 or Section 5.14(c) and each other Subsidiary of a Borrower that is organized under the laws of Italy and that becomes a party to an Italian Security Agreement.
          “Italian Qualifying Lender” means (a) a bank that has its registered office in Italy and is licensed by the Bank of Italy (Banca d’Italia) to carry out lending activities and to issue guarantees in Italy pursuant to article 14 of Italy’s Legislative Decree No. 385/1993, as amended, (b) a bank that is authorized to carry out lending activities and to issue guarantees in Italy on a

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cross-border basis pursuant to articles 16.3 or 16.4 of Italy’s Legislative Decree No. 385/1993, as amended, or (c) an Italian branch of a bank that is authorized to carry out lending activities and to issue guarantees in Italy pursuant to articles 14.4 or 15.3 of Italy’s Legislative Decree No. 385/1993, as amended.
          “Italian Revolving Exposure” means, with respect to each Italian Borrower, the sum of the total International Revolving Exposure of all International Revolving Lenders to such Borrower.
          “Italian Security Agreement” means, individually and collectively as the context may require, each pledge agreement, security agreement, guarantee or other agreement that is entered into by any Italian Loan Party or any Person who is the holder of Equity Interests in any Italian Loan Party in favor of the European Collateral Agent, and any other pledge agreement, security agreement or other agreement entered into pursuant to the terms of the Loan Documents that is governed by the laws of Italy, securing the International Secured Obligations, in each case in form and substance satisfactory to each Applicable Collateral Agent and entered into pursuant to the terms of this Agreement or any other Loan Document (including Section 4.03 and Section 5.14), as the same may be amended, restated or otherwise modified from time to time.
          “Italy” means the Italian Republic.
          “JAG Footwear” means JAG Footwear, Accessories and Retail Corporation, a New Jersey corporation.
          “Joining Canadian Borrower” has the meaning assigned to such term in Section 2.25.
          “Joining European Borrower” has the meaning assigned to such term in Section 4.03(a).
          “Joining U.S. Borrower” has the meaning assigned to such term in Section 2.25.
          “Joint Bookrunners” means, individually and collectively as the context may require, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Banc of America Securities LLC, Wells Fargo Capital Finance, LLC and SunTrust Robinson Humphrey, Inc., in their respective capacities as joint bookrunners hereunder, and each of their successors and assigns in such capacity.
          “Joint Lead Arrangers” means, individually and collectively as the context may require, J.P. Morgan Securities LLC and Citigroup Global Markets Inc., in their capacity as joint lead arrangers, and each of their successors and assigns in such capacity.

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          “Jones Apparel USA” means Jones Apparel Group USA, Inc., a Delaware corporation.
          “Jones Canada GP” means Jones Canada, Inc., an Ontario corporation.
          “Jones Canada LP” means Jones Apparel Group Canada ULC, a Nova Scotia unlimited liability company.
          “Jones Holdings” means Jones Apparel Group Holdings, Inc., a Delaware corporation.
          “Jones Investment” means Jones Investment Co. Inc., a Delaware corporation.
          “Jones Jeanswear” means Jones Jeanswear Group, Inc., a New York corporation.
          “Jones Jewelry” means Jones Jewelry Group, Inc., a Rhode Island corporation.
          “Jones Retail” means Jones Retail Corporation, a New Jersey corporation.
          “LC Alternative Currency” means (a) Sterling, (b) the Euro or (c) any other lawful currency (other than Dollars) acceptable to the U.S. Issuing Banks (in the case of U.S. Letters of Credit) or the European Issuing Banks (in the case of European Letters of Credit) or which, in the case of this clause (c), is freely transferable and convertible into Dollars in the United States or London currency market, as applicable, and is freely available to the applicable U.S. Issuing Bank or European Issuing Bank, as applicable, in the London interbank deposit market.
          “LC Collateral Account” has the meaning assigned to such term in Section 2.06(k).
          “LC Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit, including in respect of a time draft presented thereunder; provided that, with respect to any component of any such amount in an LC Alternative Currency under a U.S. Letter of Credit, such amount shall be the Dollar Amount thereof. The date of an LC Disbursement shall be the date of payment by the applicable Issuing Bank under a Letter of Credit or a time draft presented thereunder, as the case may be.
          “LC Exposure” means, at any time, the sum of the U.S. LC Exposure and the International LC Exposure.
          “Lender Parties” means, individually and collectively as the context may require, the Agents, the Lenders and the Issuing Banks.
          “Lenders” means, individually and collectively as the context may require, the International Revolving Lenders and the U.S. Revolving Lenders. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lenders.

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          “Letter of Credit” means any Commercial Letter of Credit or Standby Letter of Credit (or, in the case of International Letters of Credit, bank guarantees) issued pursuant to this Agreement. Without limiting the foregoing, Letters of Credit shall include any time draft presented under a Letter of Credit.
          “Level 1 Minimum Availability Period” means any period (a) commencing when Availability is on any date less than an amount equal to 10% of the total Revolving Commitment then in effect and (b) ending after Availability is greater than 10% of the total Revolving Commitment then in effect for a period of 30 consecutive days. For the avoidance of doubt, if a Level 2 Minimum Availability Period has not occurred and is continuing then a Level 1 Minimum Availability Period shall not be continuing.
          “Level 2 Minimum Availability Period” means any period (a) commencing when Availability is on any date less than an amount equal to 12.5% of the total Revolving Commitment then in effect, but more than the Availability resulting in a Level 1 Minimum Availability Period, and (b) ending after Availability is greater than 12.5% of the total Revolving Commitment then in effect for a period of 30 consecutive days. For the avoidance of doubt, if a Level 1 Minimum Availability Period has occurred and is continuing, a Level 2 Minimum Availability Period shall also be continuing.
          “LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent or the European Administrative Agent, as applicable, from time to time for purposes of providing quotations of interest rates applicable to deposits in the relevant currency in the London interbank market) at approximately 11:00 a.m., Local Time, on the relevant Quotation Day, as the rate for deposits in the relevant currency having a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which deposits in the relevant currency of $5,000,000 (or, in the case of a currency other than Dollars, an appropriate equivalent thereof determined by the Administrative Agent or the European Administrative Agent, as applicable) and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent or the European Administrative Agent, as applicable, in immediately available funds in the London interbank market at approximately 11:00 a.m., London time on the relevant Quotation Day.
          “Licensee” means any Person (other than a natural person) that licenses trademarks of one or more of the Borrowers.
          “Licensee Receivable” means any receivables due to any Borrower from a Licensee that arise as a result of such Licensee manufacturing, selling or distributing goods utilizing or incorporating trademarks of such Borrower.
          “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge, or security interest (including, in the case of a European Loan Party, any assignment by way of security) in, on or of such asset, (b) the interest

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of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.
          “Loan Documents” means, individually and collectively as the context may require, this Agreement, any promissory notes issued pursuant to this Agreement, any Letters of Credit applications, the Collateral Documents, the Loan Guaranty, the Canadian Guarantee, each European Guarantee and each additional guaranty, security agreement, pledge agreement or other agreement that creates a Lien or a guarantee in favor of any Applicable Administrative Agent or any Applicable Collateral Agent pursuant to Sections 4.03 or 5.14 or any other provision of any Loan Document, together with all other agreements, instruments, documents and certificates identified in Sections 4.01 or 4.03 or from time to time executed and delivered to, or in favor of, any Applicable Administrative Agent, any Applicable Collateral Agent or any other Lender Party, and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party, or any employee or partner of any Loan Party, and delivered to any Applicable Administrative Agent, any Applicable Collateral Agent or any Lender Party in connection with this Agreement or the transactions contemplated thereby. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative. For the avoidance of doubt, the Open Account Agreements, the Swap Agreements and the agreements pursuant to which Banking Services are provided shall not constitute Loan Documents.
          “Loan Guarantor” means (a) with respect to the U.S. Obligations, each U.S. Loan Party and any other Person that becomes a U.S. Loan Guarantor pursuant to Section 5.14(a) or the other applicable terms of the Loan Documents, and (b) with respect to the International Obligations, each International Loan Party and any other Person (including each U.S. Loan Party) that becomes a Loan Guarantor pursuant to Section 5.14(c) or the other applicable terms of the Loan Documents, provided, that the obligation of any International Loan Party to guarantee the International Secured Obligations shall be subject to such limitations as may be agreed to by the Administrative Agent as provided by Section 4.03(h).
          “Loan Guaranty” means Article X of this Agreement.
          “Loan Parties” means, individually and collectively as the context may require, the U.S. Loan Parties and the International Loan Parties.
          “Loans” means the loans and advances made by the Lenders pursuant to this Agreement, including Swingline Loans and Protective Advances.
          “Local Time” means (a) local time in London, England with respect to the receipt and sending of notices by and to, and the disbursement by or payment to, the European Administrative Agent, the European Collateral Agent, any Lender or any European Issuing Bank

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with respect to Revolving Loans extended by the International Revolving Lenders, European Swingline Loans, European Protective Advances, International U.S. Protective Advances and reimbursement obligations in respect of European Letters of Credit; (b) local time in Chicago, Illinois, with respect to the times for (i) the determination of “Dollar Amount”, (ii) the receipt and sending of notices by and to, and the disbursement by or payment to, the Administrative Agent, the U.S. Collateral Agent, any Lender or any U.S. Issuing Bank with respect to U.S. Revolving Loans, U.S. Swingline Loans, U.S. Protective Advances and reimbursement obligations in respect of U.S. Letters of Credit and (iii) the receipt and sending of notices by and to, and the disbursement by or payment to, the Canadian Administrative Agent, any Lender or any Canadian Issuing Bank with respect to Canadian Revolving Loans, Canadian Swingline Loans, Canadian Protective Advances and reimbursement obligations in respect of Canadian Letters of Credit; (c) local time in London, England, with respect to the times for the determination of “LIBO Rate” and “Overnight LIBO Rate”; (d) local time at the place of determination, if such local time as of such place for determination is specified herein; and (e) in all other circumstances, New York, New York time.
          “Lock Box Agreement” means, individually and collectively as the context may require, each “Lock Box Agreement” referred to in the U.S. Security Agreement.
          “Low Season” means, for any period of determination of the Borrowing Base with respect to Wholesale Inventory, the periods (a) (i) commencing March 1 of each year and ending May 30 of such year and (ii) commencing October 1 of each year and ending December 31 of such year, and (b) such other periods that have been approved by the Administrative Agent and are identified as the “low season” in the most recent appraisal delivered from the time pursuant to this Agreement.
          “Mandatory Cost” means, with respect to any period, the percentage rate per annum determined in accordance with Schedule 1.01(a).
          “Material Adverse Effect” means a material adverse effect on (a) the business, assets, property, operations, prospects or condition, financial or otherwise, of the Company and its Subsidiaries, taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under the Loan Documents to which it is a party, (c) the Collateral, the Liens granted on the Collateral in favor of each Applicable Collateral Agent, or the priority of such Liens (this clause (c) to be taken as a whole) or (d) the rights of or benefits available to the Administrative Agent, any other Agent, the Issuing Banks or the Lenders under the Loan Documents.
          “Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit) or obligations in respect of one or more Swap Agreements, of any one or more of the Company and its Subsidiaries in an aggregate principal amount exceeding $50,000,000. For purposes of determining Material Indebtedness, the “obligations” of any Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.
          “Maturity Date” means April 28, 2016 or any earlier date on which the Revolving Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

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          “Maximum Liability” has the meaning assigned to such term in Section 10.08.
          “Moody’s” means Moody’s Investors Service, Inc.
          “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.
          “Net Income” means, for any period, the consolidated net income (or loss) of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Company or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary) in which the Company or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Company or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.
          “Net Orderly Liquidation Value” means, with respect to Inventory of any Person, the orderly liquidation value thereof as determined in a manner acceptable to the Administrative Agent by an appraiser acceptable to the U.S. Collateral Agent, net of all costs of liquidation thereof.
          “Net Proceeds” means, with respect to any event, (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received, (ii) in the case of a casualty, insurance proceeds and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event and (iii) the amount of all taxes paid (or reasonably estimated to be payable) and the amount of any reserves established to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by a Financial Officer).
          “Netherlands” means the European territory of the Kingdom of the Netherlands.
          “Netherlands Borrower” means each wholly-owned Subsidiary of the Company that is organized under the laws of the Netherlands and becomes a Borrower under this Agreement, following the Effective Date, pursuant to the terms of Section 4.03.

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          “Netherlands Loan Party” means, individually and collectively as the context may require, each Netherlands Borrower, each Subsidiary of a Netherlands Borrower that is organized under the laws of the Netherlands and becomes a party to a Netherlands Security Agreement pursuant to Section 4.03 or Section 5.14(c) and each other Subsidiary of a Borrower that is organized under the laws of the Netherlands and that becomes a party to a Netherlands Security Agreement.
          “Netherlands Revolving Exposure” means, with respect to each Netherlands Borrower, the sum of the total International Revolving Exposure of all International Revolving Lenders to such Borrower.
          “Netherlands Security Agreement” means, individually and collectively as the context may require, each pledge agreement, security agreement, guarantee or other agreement that is entered into by any Netherlands Loan Party or any Person who is the holder of Equity Interests in any Netherlands Loan Party in favor of the European Collateral Agent, and any other pledge agreement, security agreement or other agreement entered into pursuant to the terms of the Loan Documents that is governed by the laws of Netherlands, securing the International Secured Obligations (or, where applicable, the Parallel Debt), in each case in form and substance satisfactory to each Applicable Collateral Agent and entered into pursuant to the terms of this Agreement or any other Loan Document (including Section 4.03 and Section 5.14), as the same may be amended, restated or otherwise modified from time to time.
          “Nine West Development” means Nine West Development Corporation, a Delaware corporation.
          “Nine West Footwear” means Nine West Footwear Corporation, a Delaware corporation.
          “Non BA Lender” means an International Revolving Lender that cannot or does not as a matter of policy accept bankers’ acceptances.
          “Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(e).
          “Non-Paying Guarantor” has the meaning assigned to such term in Section 10.09.
          “Non-Refundable Portion” has the meaning assigned to such term in Section 2.17(k).
          “Obligated Party” has the meaning assigned to such term in Section 10.02.
          “Obligations” means, individually and collectively as the context may require, the U.S. Obligations and the International Obligations.
          “Off-Balance Sheet Liability” of a Person means (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (b) any indebtedness, liability or obligation under any so-called “synthetic lease” transaction entered into by such Person, or (c) any indebtedness, liability or obligation arising with respect to any other

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transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheets of such Person (other than operating leases).
          “Open Account Agent” means, individually and collectively as the context may require, (a) the Citibank Open Account Agent and (b) any other Lender or Affiliate thereof that is acting as agent from time to time pursuant to any Other Open Account Agreement.
          “Open Account Aggregate Cap” means the sum of (a) the Citibank Open Account Cap and (b) the Open Account Other Cap.
          “Open Account Agreement” means, individually and collectively as the context may require, (a) the Citibank Open Account Agreement and (b) each Other Open Account Agreement.
          “Open Account Bank” means, individually and collectively as the context may require, (a) the Citibank Open Account Banks and (b) any Lender or Affiliate thereof that may become a party to any Other Open Account Agreement.
          “Open Account Excess Obligations” means, individually and collectively as the context may require, (a) the Citibank Open Account Obligations that are in excess of the Citibank Open Account Cap and (b) the Open Account Obligations with respect to any Other Open Account Agreement that are in excess of the applicable Open Account Other Cap with respect to each such Other Open Account Agreement.
          “Open Account Obligations” means, individually and collectively as the context may require, (a) the Citibank Open Account Obligations and (b) the obligations of the other Open Account Obligors that are parties to the Other Open Account Agreements to pay and reimburse each applicable Open Account Agent and Open Account Bank that are parties thereto for any advances, overadvances or financings provided to any vendor of one or more of such Open Account Obligors, together with fees, interest and expenses accruing thereon or that are otherwise payable with respect thereto.
          “Open Account Obligors” means each Loan Party that is a party to an Open Account Agreement.
          “Open Account Other Cap” means, with respect to all the Other Open Account Agreements, initially zero, and thereafter, at any time any such other Open Account Agreement is in effect or any Open Account Obligations with respect thereto are outstanding, an aggregate amount not to exceed $15,000,000 in the aggregate at any time; provided, that the Open Account Other Cap with respect to each such Other Open Account Agreement shall be equal to the aggregate amount that is authorized to be outstanding pursuant to the terms of each such other Open Account Agreement (which amount shall be specified in a written notice of the applicable Open Account Agent and the Company that is delivered to the Administrative Agent prior to the effectiveness of each applicable Open Account Agreement), the foregoing to be subject to the approval of the Administrative Agent (such approval to not be unreasonably withheld or delayed).

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          “Original Credit Agreement” has the meaning assigned to such term in the recitals.
          “Original Currency” has the meaning assigned to such term in Section 9.18.
          “Original Effective Date” means May 13, 2009, the “Effective Date” under the Original Credit Agreement.
          “Other Open Account Agreement” means each open account funding agreement, other than the Citibank Open Account Agreement, entered into by any Open Account Agent and Open Account Bank with the Company and the other Open Account Obligors, as each such open account funding agreement may be amended, modified, restated or replaced from time to time in accordance with Section 6.11.
          “Other Taxes” means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.
          “Overnight LIBO” means, when used in reference to any Loan or Borrowing, whether such Loan or the Loan comprising such Borrowing accrues interest at a rate determined by reference to the Overnight LIBO Rate.
          “Overnight LIBO Rate” means, with respect to any Overnight LIBO Borrowing or overdue amount that bears interest at the Overnight LIBO Rate pursuant to the terms of this Agreement, (a) the rate of interest per annum (rounded upwards, if necessary, to the next 1/16 of 1%) at which overnight deposits in Euros, Sterling or Dollars, as applicable, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of the Administrative Agent or the European Administrative Agent, as applicable, in the London interbank market for such currency to major banks in the London interbank market plus (b) the Mandatory Cost.
          “Parallel Debt” has the meaning assigned to such term in Section 9.23(a).
          “Participant” has the meaning assigned to such term in Section 9.04(c).
          “Participant Register” has the meaning assigned to such term in Section 9.04(c).
          “Patriot Act” has the meaning assigned to such term in Section 3.19(a).
          “Paying Guarantor” has the meaning assigned to such term in Section 10.09.
          “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.
          “Pension Event” means (a) the whole or partial withdrawal of a Canadian Loan Party from a Canadian Pension Plan during a plan year; or (b) the filing of a notice of interest to terminate in whole or in part a Canadian Pension Plan or the treatment of a Canadian Pension

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Plan amendment as a termination or partial termination; or (c) the institution of proceedings by any Governmental Authority to terminate in whole or in part or have a trustee appointed to administer a Canadian Pension Plan; or (d) any other event or condition which might constitute grounds for the termination of, winding up or partial termination of winding up or the appointment of trustee to administer, any Canadian Pension Plan.
          “Pension Plan” means (a) any U.S. Pension Plan and (b) any Foreign Pension Plan (including, on and after any European Borrower Effective Date, any Foreign Pension Plan of any European Loan Party).
          “Pensions Regulator” means the body corporate called the Pensions Regulator established under Part I of the United Kingdom’s Pensions Act 2004, as amended.
          “Permitted Acquisition” means any acquisition by any Loan Party, whether by purchase, merger, amalgamation or otherwise, of all or substantially all of the assets of, or of the voting Equity Interests of, or a business line or unit or a division of, any Person or the subsidiaries of such Person; provided that:
          (a) such acquisition shall be consensual;
          (b) such Person is in the same or similar line of business as the Company and its Subsidiaries, or a component thereof;
          (c) such acquisition shall be consummated in accordance with all Requirements of Law, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect;
          (d) in the case of the acquisition of Equity Interests, (i) all of the Equity Interests (except for any such securities in the nature of directors’ qualifying shares) acquired or otherwise issued by such Person (or, in the case of an acquisition of a group of companies, the parent company of such group) or any newly formed Subsidiary of any Borrower in connection with such acquisition shall be directly and beneficially owned 100% by such Loan Party, except with respect to Investments permitted by Section 6.04(c)(ii) in Subsidiaries that are not Loan Parties, and (ii) such newly acquired Subsidiary shall be a Loan Party and the Company and its Subsidiaries shall have complied with Section 5.14 with respect thereto; and
          (e) in the case of any acquisition or series of related acquisitions in excess of $50,000,000 (whether paid in cash, deferred payments, securities, the assumption of debt (including to the extent that any continuing debt would be newly reflected on a consolidated balance sheet of the Company) or otherwise), the Company shall furnish to the Administrative Agent at least five Business Days prior to such proposed acquisition a certificate from a Financial Officer evidencing compliance with Section 6.04(l), together with such detailed information relating thereto as the Administrative Agent may reasonably request to demonstrate such compliance;
provided further, that it is understood that to the extent the assets acquired are to be included in any Borrowing Base, due diligence (including, without limitation, field exams and appraisals) in

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respect of such acquired assets satisfactory to the Administrative Agent, in its Permitted Discretion, shall be completed prior to the inclusion of such assets in the Borrowing Base.
          “Permitted Discretion” means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.
          “Permitted Encumbrances” means:
     (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;
     (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.04;
     (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation laws, unemployment, general liability and other insurance and other social security laws or retirement benefits or similar laws or regulations;
     (d) Liens granted and deposits and other investments made to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;
     (e) Liens incurred to secure appeal bonds and judgment and attachment liens in respect of judgments that do not constitute an Event of Default under paragraph (k) of Article VII;
     (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Borrower or any Subsidiary;
     (g) Liens in favor of a credit card processor arising in the ordinary course of business under any processor agreement; and
     (h) Liens on the Collateral pursuant to the IP Secured Financing;
provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness (other than a Lien described in paragraph (h) of this definition).
          “Permitted Investments” means:
     (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency

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thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;
     (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;
     (c) investments in (i) certificates of deposit and time deposits, in each case maturing within 365 days and (ii) banker’s acceptances, in each case maturing within 180 days from the date of acquisition thereof, issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;
     (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in paragraph (a) above and entered into with a financial institution satisfying the criteria described in paragraph (c) above;
     (e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000; and
     (f) in the case of any International Borrower, other short-term investments that are analogous to the foregoing, are of comparable credit quality and are customarily used by companies in the jurisdiction of such International Borrower for cash management purposes.
          “Permitted Lien” means any Lien permitted under Section 6.02.
          “Person” means any natural person, corporation, limited liability company, unlimited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
          “PPSA” means the Personal Property Security Act (Ontario), including the regulations thereto, provided that if perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder or under any other Loan Document on the Collateral is governed by the personal property security legislation or other applicable legislation with respect to personal property security in effect in a jurisdiction in Canada other than the Province of Ontario, “PPSA” means the Personal Property Security Act or such other applicable legislation in effect from time to time in such other jurisdiction in Canada for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

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          “Prepayment Event” means:
     (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of any Loan Party, other than dispositions described in Section 6.05(a), (b), (c) (to the extent that the transaction is solely among the Loan Parties), (d) or (j); or
     (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Loan Party with a fair value immediately prior to such event equal to or greater than $10,000,000, in the case of each individual event, and $25,000,000 in the aggregate, in the case of a series of related events; or
     (c) the issuance by the Company of any Equity Interests, other than Equity Interests issued pursuant to an employee stock option plan or similar plan, or pursuant to a merger permitted by Section 6.03; or
     (d) the incurrence by any Loan Party of any Indebtedness, other than Indebtedness permitted under Section 6.01 (other than paragraph (i) thereof) or permitted by the Required Lenders.
          “Prime Rate” means (a) for the purpose of Dollar-denominated Loans made available to the U.S. Borrowers, the rate of interest per annum publicly announced from time to time by Chase as its prime rate at its offices at 270 Park Avenue in New York City or any successor executive office, and (b) for the purpose of Dollar-denominated Loans made available to the Canadian Borrowers, the rate of interest per annum publicly announced from time to time by the Canadian Administrative Agent at its Toronto office as its U.S. base rate for Dollar-denominated commercial loans; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.
          “Pro Forma Basis” means, with respect to any test hereunder in connection with any event, that such test shall be calculated after giving effect on a pro forma basis for the period of such calculation to (i) such event as if it happened on the first day of such period or (ii) the incurrence of any Indebtedness by the Company or any Subsidiary and any incurrence, repayment, issuance or redemption of other Indebtedness of the Company or any Subsidiary occurring at any time subsequent to the last day of the Test Period and on or prior to the date of determination, as if such incurrence, repayment, issuance or redemption, as the case may be, occurred on the first day of the Test Period.
          “Proceeds of Crime Act” means the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), as amended from time to time, and including all regulations thereunder.
          “Projections” has the meaning assigned to such term in Section 5.01(f).
          “Protective Advance” means, individually and collectively as the context may require, the U.S. Protective Advances and the International Protective Advances.

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          “Quotation Day” means, in respect of the determination of the LIBO Rate for any Interest Period for a Eurodollar Loan (a) in Sterling, the day that is the first Business Day of such Interest Period, (b) in Euro, the day that is two TARGET Days prior the first day of such Interest Period, and (c) in Dollars or Canadian Dollars, the day that is two Business Days prior to the first day of such Interest Period.
          “Register” has the meaning assigned to such term in Section 9.04.
          “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.
          “Rent Reserve” means with respect to (a) (i) any warehouse, cross-docking facility, distribution center, regional distribution center or depot that is not located in a jurisdiction providing for a common law or statutory landlord’s Lien on the personal property of tenants, which Lien would be prior or superior to the Lien granted by the U.S. Loan Parties in favor of the Administrative Agent (for the benefit of the Lender Parties, securing the Secured Obligations), the Lien granted by the Canadian Loan Parties in favor of the Administrative Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations) or the Lien granted by the European Loan Parties in favor of the European Collateral Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations) and with respect to which no Collateral Access Agreement is in effect, or (ii) any store, warehouse, cross-docking facility, distribution center, regional distribution center, depot or other location that is located in a jurisdiction providing for a common law or statutory landlord’s Lien on the personal property of tenants, which Lien would be prior or superior to the Lien granted by the U.S. Loan Parties in favor of the Administrative Agent (for the benefit of the Lender Parties, securing the Secured Obligations), the Lien granted by the Canadian Loan Parties in favor of the Administrative Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations) or the Lien granted by the European Loan Parties in favor of the European Collateral Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations), a reserve equal to two months’ (or, in the case of any store, warehouse, cross-docking facility, distribution center, regional distribution center, depot or other location that is located in an Eligible European Jurisdiction, three months’) rent (or such other lesser reserve as may be determined by the Administrative Agent, in its Permitted Discretion) at such store, warehouse, cross-docking facility, distribution center, regional distribution center, depot or other location; or (b) any Inventory located in an Eligible European Jurisdiction that is subject to a “four wall” concession arrangement, a reserve equal to the lesser of (x) the sum of (i) three months’ rent of the concessionaire plus (ii) three months’ fees owing from the applicable Loan Party to the concessionaire and (y) the value of such Inventory, valued at the lower of cost (determined in accordance with the historical practices of the Borrower) or market value (or such other lesser reserve as may be determined by the Administrative Agent, in its Permitted Discretion).
          “Rentals” means, with reference to any period, the aggregate amounts payable by the Company and its Subsidiaries under any operating leases (net of sublease income), calculated on a consolidated basis for the Company and its Subsidiaries for such period in accordance with GAAP.

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          “Report” means reports prepared by the U.S. Collateral Agent or another Person showing the results of appraisals, field examinations or audits pertaining to the Borrowers’ assets from information furnished by or on behalf of the Borrowers, after the U.S. Collateral Agent has exercised its rights of inspection pursuant to this Agreement, which Reports shall be distributed to the Lenders by the Administrative Agent.
          “Required Lenders” means, at any time, Lenders having Aggregate Credit Exposure and unused Revolving Commitment representing at least 51% of the sum of the Aggregate Credit Exposure and unused Revolving Commitment at such time.
          “Requirement of Law” means, as to any Person, the Certificate of Incorporation and By Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
          “Reserves” means any and all reserves which the U.S. Collateral Agent deems necessary, in its Permitted Discretion, to maintain (including, without limitation, reserves for accrued and unpaid interest on the Secured Obligations, Banking Services Reserves, Customer Credit Liability Reserves, Rent Reserves, Canadian Priority Payable Reserves, Existing Debt Securities Reserves, reserves for dilution of Accounts, reserves for Inventory shrinkage, reserves for customs charges and shipping charges related to any Inventory in transit, reserves for Swap Obligations, reserves for contingent liabilities of any Loan Party, reserves for uninsured losses of any Loan Party, reserves for uninsured, underinsured, un-indemnified or under-indemnified liabilities or potential liabilities with respect to any litigation and reserves for taxes, fees, assessments, and other governmental charges) with respect to the Collateral or any Loan Party, reserves for the prescribed part of an English Loan Party’s net property that would be made available for the satisfaction of its unsecured liabilities pursuant to §176A of the United Kingdom’s Insolvency Act 1986, as amended, reserves with respect to liabilities of an English Loan Party which constitute preferential debts pursuant to §386 of the United Kingdom’s Insolvency Act 1986, as amended, and reserves for extended or extendible retention of title over Accounts, and the German Bankruptcy Reserve; provided, that the U.S. Collateral Agent may impose, in its Permitted Discretion, the Existing Debt Securities Reserve (2014 Senior Notes) if the Existing Debt Securities that are maturing in November 2014 have not been repaid, prepaid or purchased in full in accordance with Section 6.08(b)(ii) or (vi), or refinanced in full in accordance with Section 6.01(f), prior to August 15, 2014.
          “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Company or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Company or any option, warrant or other right to acquire any such Equity Interests in the Company.
          “Retail Inventory” means Inventory to be sold by the Borrowers through the Borrowers’ retail distribution channels.

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          “Revolver Termination Date” has the meaning assigned to such term in Section 9.03(c).
          “Revolving Commitment” means, with respect to each Lender, individually and collectively as the context may require, the U.S. Commitment, the International A Commitment and the International B Commitment of such Lender.
          “Revolving Commitment Schedule” means the Schedule attached hereto identified as such.
          “Revolving Exposure” means, individually and collectively as the context may require, the U.S. Revolving Exposure and the International Revolving Exposure.
          “Revolving Exposure Limitations” has the meaning assigned to such term in Section 2.01
          “Revolving Lender” means, as of any date of determination, a Lender with a Revolving Commitment or, if the Revolving Commitment has terminated or expired, a Lender with Revolving Exposure.
          “Revolving Loan” means a Loan made pursuant to Section 2.01.
          “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc.
          “Second Currency” has the meaning assigned to such term in Section 9.18.
          “Secured Obligations” means, individually and collectively as the context may require, the U.S. Secured Obligations and the International Secured Obligations.
          “Security Agreement” means, individually and collectively as the context may require, the U.S. Security Agreement, the Canadian Security Agreement and the European Security Agreement.
          “Settlement” has the meaning assigned to such term in Section 2.05(e).
          “Settlement Date” has the meaning assigned to such term in Section 2.05(e).
          “Shared European Borrowing Base” means, at any time, the sum of (a) the European Borrowing Base of each Belgian Borrower, (b) the European Borrowing Base of each English Borrower, (c) the European Borrowing Base of each Irish Borrower, (d) the European Borrowing Base of each Netherlands Borrower and (e) the European Borrowing Base of each Spanish Borrower. The U.S. Collateral Agent may, in its Permitted Discretion as a result of any change in applicable laws (including applicable Insolvency Laws) following the Effective Date which adversely affects the ability of the European Collateral Agent to realize on any Collateral securing, or guarantee of, the International Secured Obligations, remove one or more of the European Borrowing Bases comprising the Shared European Borrowing Base (and

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subsequently add one or more of such European Borrowing Bases back to form a part of the Shared European Borrowing Base).
          “Shared European Borrowing Base Availability” means at any time, (a) the Shared European Borrowing Base minus (b) the Shared European Borrowing Base Utilization.
          “Shared European Borrowing Base Utilization” means, at any time, the sum of (a) the amount by which the French Revolving Exposure of each French Borrower at such time exceeds the European Borrowing Base of such French Borrower at such time plus (b) the amount by which the German Revolving Exposure of each German Borrower at such time exceeds the European Borrowing Base of such German Borrower at such time plus (c) the amount by which the Swiss Revolving Exposure of each Swiss Borrower at such time exceeds the European Borrowing Base of such Swiss Borrower at such time plus (d) the amount by which the Italian Revolving Exposure of each Italian Borrower at such time exceeds the European Borrowing Base of such Italian Borrower at such time plus (e) the Spanish Revolving Exposure of each Spanish Borrower at such time plus (f) the English Revolving Exposure of each English Borrower at such time plus (g) the Irish Revolving Exposure of each Irish Borrower at such time plus (h) the Netherlands Revolving Exposure of each Netherlands Borrower at such time plus (i) the Belgian Revolving Exposure of each Belgian Borrower at such time.
          “Spain” means the Kingdom of Spain.
          “Spanish Borrower” means each wholly-owned Subsidiary of the Company that is organized under the laws of Spain and becomes a Borrower under this Agreement, following the Effective Date, pursuant to the terms of Section 4.03.
          “Spanish Certification” has the meaning assigned to such term in Section 9.09(e).
          “Spanish Civil Procedure Law” has the meaning assigned to such term in Section 9.09(e).
          “Spanish Loan Party” means, individually and collectively as the context may require, each Spanish Borrower, each Subsidiary of a Spanish Borrower that is organized under the laws of Spain and becomes a party to a Spanish Security Agreement pursuant to Section 4.03 or Section 5.14(c) and each other Subsidiary of a Borrower that is organized under the laws of Spain and that becomes a party to a Spanish Security Agreement.
          “Spanish Public Document” means a “documento público” under the laws of Spain, which includes any of an “escritura pública”, a “póliza” or an “efecto intervenido por fedatario público”.

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          “Spanish Revolving Exposure” means, with respect to each Spanish Borrower, the sum of the total International A Revolving Exposure of all International A Revolving Lenders to such Borrower.
          “Spanish Security Agreement” means, individually and collectively as the context may require, each pledge agreement, security agreement, guarantee or other agreement that is entered into by any Spanish Loan Party or any Person who is the holder of Equity Interests in any Spanish Loan Party in favor of the European Collateral Agent, and any other pledge agreement, security agreement or other agreement entered into pursuant to the terms of the Loan Documents that is governed by the laws of Spain, securing the International Secured Obligations, in each case in form and substance satisfactory to each Applicable Collateral Agent and entered into pursuant to the terms of this Agreement or any other Loan Document (including Section 4.03 and Section 5.14), as the same may be amended, restated or otherwise modified from time to time.
          “Specified Collateral” means Collateral that is comprised of (a) (i) Accounts, (ii) Inventory, (iii) cash and cash equivalents and (iv) deposit accounts in which proceeds of those items referred to in clauses (i)-(iii) are deposited from time to time; (b) (i) chattel paper, (ii) trademarks, tradenames, copyrights, patents and other intellectual property, (iii) documents, (iv) general intangibles, (v) goods (vi) instruments and (vii) letters of credit, letter-of-credit rights and supporting obligations (in the case of those items referred to in this clause (b), to the extent any such item relates to any of those items referred to in clause (a), and the terms contained in this clause (b) to have the respective meanings provided for in the UCC); and (c) proceeds (as defined in the UCC) of the foregoing.
          “Specified Customers” means, individually and collectively as the context may require, JC Penney, Costco, Wal-Mart Stores, Inc./Sams Club, Sears, Zellers, TJ MAXX/MARMAXX, BJs Wholesale Club, Burlington Coat Factory, Ross, Fred Myer and Beall’s Outlet.
          “Spot Rate” means, on any date, as determined by the Administrative Agent, the spot selling rate posted by Reuters on its website for the sale of the applicable currency for Dollars at approximately 11:00 a.m., Local Time, on such date (the “Applicable Quotation Date”); provided, that if, for any reason, no such spot rate is being quoted, the spot selling rate shall be determined by reference to such publicly available service for displaying exchange rates as may be reasonably selected by the Administrative Agent, or, in the event no such service is selected, such spot selling rate shall instead be the rate reasonably determined by the Administrative Agent as the spot rate of exchange in the market where its foreign currency exchange operations in respect of the applicable currency are then being conducted, at or about 11:00 a.m., Local Time, on the Applicable Quotation Date for the purchase of the relevant currency for delivery two Business Days later.
          “Standby LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding standby Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements relating to standby Letters of Credit that have not yet been reimbursed by or on behalf of the Borrowers at such time. The Standby LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total Standby LC Exposure at such time.

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          “Standby Letter of Credit” means any Letter of Credit other than a Commercial Letter of Credit.
          “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board or other Governmental Authority to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for Eurodollar funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute Eurodollar funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.
          “Sterling” means the lawful currency of the United Kingdom.
          “Subordinated Indebtedness” of a Person means any Indebtedness of such Person the payment of which is subordinated to payment of the Obligations to the written satisfaction of the Administrative Agent.
          “subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (i) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (ii) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent; provided that such term shall not include any joint venture, corporation, partnership or similar arrangement the accounts of which would be consolidated with those of the Company in the Company’s consolidated financial statements in accordance with GAAP but of which not more than 50% of the equity or the ordinary voting power (or, in the case of a partnership, not more than 50% of the general partnership interests) are, as of such date, owned controlled or held by the Company or any of its consolidated Subsidiaries.
          “Subsidiary” means any direct or indirect subsidiary of the Company or a Loan Party, as applicable.
          “Successor U.S. Collateral Agent” has the meaning assigned to such term in Section 8.02.
          “Supermajority Lenders” means, at any time, Lenders having Aggregate Credit Exposure and the unused Revolving Commitment representing at least 75% of the sum of the total Aggregate Credit Exposure and the unused Revolving Commitment at such time.

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          “SW Holdings” means Stuart Weitzman Holdings, LLC, a Delaware limited liability company.
          “SW Holdings Acquisition” means the acquisition, following the consummation of the SW Holdings Initial Acquisition but in no event later than three years thereafter, by JAG Footwear, of the remaining approximately 45% of the Equity Interests in SW Holdings.
          “SW Holdings Initial Acquisition” means the acquisition by JAG Footwear, of a majority interest equal to approximately 55% of the Equity Interests in SW Holdings.
          “Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrowers or the Subsidiaries shall be a Swap Agreement.
          “Swap Obligations” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction.
          “Swingline Exposure” means, at any time, the sum of the aggregate amount of all outstanding Swingline Loans at such time. The Swingline Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.
          “Swingline Lender” means, individually and collectively as the context may require, the U.S. Swingline Lender, the Canadian Swingline Lender, the European A Swingline Lender and the European B Swingline Lender.
          “Swingline Loan” means, individually and collectively as the context may require, each U.S. Swingline Loan and International Swingline Loan.
          “Swiss Borrower” means each wholly-owned Subsidiary of the Company that is organized under the laws of Switzerland and becomes a Borrower under this Agreement, following the Effective Date, pursuant to the terms of Section 4.03.
          “Swiss Guidelines” means, collectively, the guidelines entitled (a) “Interbank Loans” of 22 September 1986 (S-02.123) (Merkblatt “Verrechnungssteuer auf Zinsen von Bankguthaben, deren Gläubiger Banken sind (Interbankguthaben)” vom 22. September 1986), as amended, (b) “Syndicated Loans” of January 2000 (S-02.128) (Merkblatt “Steuerliche Benhandlung von Konsortialdarlehen, Schuldscheindarlehen, Wechseln und Unterbeteiligungen” vom Januar 2000), as amended, (c) “Bonds” of April 1999 (S-02.122.1) (Merkblatt “Obligationen” vom April 1999), as amended, and (d) “Client Credit Balances” of

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April 1999 (S-02.122.2) (Merkblatt Kundenguthaben vom April 1999), as amended, as each of the foregoing was issued by the federal tax Governmental Authority of Switzerland.
          “Swiss Loan Party” means, individually and collectively as the context may require, each Swiss Borrower, each Subsidiary of a Swiss Borrower that is organized under the laws of Switzerland and becomes a party to a Swiss Security Agreement pursuant to Section 4.03 or Section 5.14(c) and each other Subsidiary of a Borrower that is organized under the laws of Switzerland and that becomes a party to a Swiss Security Agreement.
          “Swiss Loans” means, individually and collectively as the context may require, any European Revolving Loan, European Protective Advance or European Swingline Loan extended to, or any European Letter of Credit issued on behalf of, any Swiss Borrower.
          “Swiss Qualifying Lender” means any Person which, within the meaning of the Guidelines and for purposes of Swiss Withholding Tax or Swiss Stamp Tax, (a) is recognized as a bank by the applicable banking laws of its country of organization or, if acting through a branch, is recognized as such in the country in which such branch is located, and (b) exercises as its main purpose a true banking activity, having bank personnel, premises and communication devices of its own and holding decision-making authority.
          “Swiss Revolving Exposure” means, with respect to each Swiss Borrower, the sum of the total International Revolving Exposure of all International Revolving Lenders to such Borrower.
          “Swiss Security Agreement” means, individually and collectively as the context may require, each pledge agreement, security agreement, guarantee or other agreement that is entered into by any Swiss Loan Party or any Person who is the holder of Equity Interests in any Swiss Loan Party in favor of the European Collateral Agent, and any other pledge agreement, security agreement or other agreement entered into pursuant to the terms of the Loan Documents that is governed by the laws of Switzerland, securing the International Secured Obligations, in each case in form and substance satisfactory to each Applicable Collateral Agent and entered into pursuant to the terms of this Agreement or any other Loan Document (including Section 4.03 and Section 5.14), as the same may be amended, restated or otherwise modified from time to time.
          “Swiss Stamp Tax” means any stamp tax applied or applicable pursuant to the Swiss Federal Stamp Tax Act of June 27, 1973, as amended.
          “Swiss Ten Non-Bank Rule” means the requirement that the aggregate number of creditors (other than Swiss Qualifying Lenders) in respect of a Swiss Loan not at any time exceed 10, in accordance with the Swiss Guidelines.
          “Swiss Twenty Non-Bank Rule” means the requirement that the aggregate number of creditors (other than Swiss Qualifying Lenders) of any Swiss Borrower under all outstanding debts classified as debentures (Kassenobligation) (including Swiss Loans) not at any time exceed 20, in accordance with the Swiss Guidelines.

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          “Swiss Withholding Tax” means withholding tax applied or applicable pursuant to the Swiss Federal Withholding Tax Act of October 13, 1965, as amended.
          “Switzerland” means the Swiss Confederation.
          “Syndication Agent” means Citibank, N.A., in its capacity as Syndication Agent, and its successors and assigns in such capacity.
          “TARGET Day” means any day on which (i) TARGET2 is open for settlement of payments in Euro and (ii) banks are open for dealings in deposits in Euro in the London interbank market.
          “TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007.
          “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
          “Test Period” means the 12 consecutive full fiscal months immediately preceding each date (taken as one accounting period) in respect of which the Company has delivered the financial statements referred to in paragraph (c) of Section 5.01. References to the Test Period in effect on any date shall mean the Test Period ending prior to the most recent date on which the Company has delivered such financial statements.
          “Trademark Security Agreement” means any trademark security agreement referred to in the U.S. Security Agreement.
          “Transactions” means the execution, delivery and performance by the Borrowers of this Agreement, the borrowing of Loans and other credit extensions, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.
          “Treaty on European Union” means the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (signed February 7, 1992), as amended from time to time.
          “Treaty on the European Economic Area” means the Treaty establishing the European Economic Area signed in Porto on 2 May 1992, as amended from time to time.
          “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate, the Alternate Base Rate, the Canadian Prime Rate or the Overnight LIBO Rate.
          “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests.

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          “UK DB Plan” means an occupational plan or scheme which is not a money purchase scheme (both terms as defined in the United Kingdom’s Pension Schemes Act 1993, as amended), (a) in relation to which any English Loan Party or any of its Subsidiaries or Affiliates is or has been at any time an employer (for the purposes of Sections 38 and 51 of the United Kingdom’s Pension Act 2004, as amended) or (b) in relation to which there is an employer to which such English Loan Party or any of its Subsidiaries or Affiliates is or has been “connected” with is an “associate” of.
          “United Kingdom” means the United Kingdom of Great Britain and Northern Ireland.
          “United States” or “U.S.” means the United States of America.
          “Unliquidated Obligations” means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Secured Obligation that is: (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it; (ii) any other obligation (including any guarantee) that is contingent in nature at such time; or (iii) an obligation to provide collateral to secure any of the foregoing types of obligations.
          “U.S. Availability” means, at any time, (a) the lesser of (i) the U.S. Commitment and (ii) the U.S. Borrowing Base minus (b) (i) the total U.S. Revolving Exposure, (ii) the outstanding principal amount of International Revolving Loans extended by the International Revolving Lenders to the U.S. Borrowers and (iii) the International Borrowing Base Utilization.
          “U.S. Borrowers” means, individually and collectively as the context may require, the Company, Jones Apparel USA, Jones Holdings, Jones Investment, Jones Jeanswear, Nine West Development, JAG Footwear and Jones Jewelry.
          “U.S. Borrowing Base” means, at any time (without duplication), the sum of
          (a) (i) the product of (A) 85% multiplied by (B) the Eligible Accounts of the U.S. Borrowers at such time plus (ii) the product of (A) 90% multiplied by (B) the Eligible Credit Card Accounts Receivable of the U.S. Borrowers at such time, plus
          (b) the product of (i) 80% multiplied by (ii) the Eligible Domestic Licensee Receivables of the U.S. Borrowers at such time; provided that the availability represented by Eligible Domestic Licensee Receivables of the U.S. Borrowers included in the Borrowing Base shall not at any time exceed $10,000,000, plus
          (c) the product of (i) 35% multiplied by (ii) the Eligible Foreign Licensee Receivables of the U.S. Borrowers at such time; provided that the availability represented by

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Eligible Foreign Licensee Receivables of the U.S. Borrowers included in the Borrowing Base shall not at any time exceed $5,000,000, plus
          (d) the product of (i) 35% multiplied by (ii) the Eligible Foreign Accounts of the U.S. Borrowers at such time; provided that the availability represented by Eligible Foreign Accounts of the U.S. Borrowers included in the Borrowing Base shall not at any time exceed $5,000,000, in the case of Eligible Foreign Accounts referred to in paragraph (b) of the definition thereof that are not backed by standby letters of credit referred to therein, and $15,000,000, in the case of Eligible Foreign Accounts referred to in paragraph (b) of the definition thereof that are backed by standby letters of credit referred to therein, plus
          (e) subject to the last sentence of this definition, the product of (i) 35% multiplied by (ii) the sum of (A) the Eligible GRI Accounts of the U.S. Borrowers and (B) the Eligible GRI Licensee Receivables of the U.S. Borrowers at such time; provided that the availability represented by Eligible GRI Accounts of the U.S. Borrowers included in the Borrowing Base shall not at any time exceed $15,000,000, plus
          (f) the lesser of (i) the product of 85% multiplied by the Net Orderly Liquidation Value percentage in respect of Retail Inventory of the U.S. Borrowers identified in the most recent inventory appraisal ordered by the U.S. Collateral Agent multiplied by the Eligible Retail Inventory of the U.S. Borrowers, valued at the lower of cost (determined in accordance with the historical practices of the Borrowers prior to the Effective Date) or market value, at such time and (ii) the product of 75% multiplied by the Eligible Retail Inventory of the U.S. Borrowers, valued at the lower of cost (determined in accordance with the historical practices of the Borrowers prior to the Effective Date) or market value, at such time, plus
          (g) the lesser of (i) the product of 85% multiplied by the High Season or Low Season, as applicable, Net Orderly Liquidation Value percentage in respect of Wholesale Inventory of the U.S. Borrowers identified in the most recent inventory appraisal ordered by the U.S. Collateral Agent multiplied by the Eligible Wholesale Inventory of the U.S. Borrowers, valued at the lower of cost (determined in accordance with the historical practices of the Borrowers prior to the Effective Date) or market value, at such time and (ii) the product of 75% multiplied by the Eligible Wholesale Inventory of the U.S. Borrowers, valued at the lower of cost (determined in accordance with the historical practices of the Borrowers prior to the Effective Date) or market value, at such time, minus
          (h) without duplication, Reserves established by the U.S. Collateral Agent in its Permitted Discretion.

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          The U.S. Collateral Agent may, in its Permitted Discretion, reduce the advance rates set forth above (and subsequently increase the advance rates up to the levels set forth above) including, for reasons relating to potential rights of vendors with respect to in transit Inventory, adjust Reserves or reduce one or more of the other elements used in computing the U.S. Borrowing Base (and subsequently increase such elements up to the levels set forth above). Any changes after the Effective Date in how the Borrowers value their Inventory in accordance with their historical practices prior to the Effective Date shall be subject to the approval of the U.S. Collateral Agent.
          Notwithstanding the foregoing, the Eligible GRI Accounts and Eligible GRI Licensee Receivables shall not constitute a part of the U.S. Borrowing Base unless the U.S. Collateral Agent, in the exercise of its Permitted Discretion, has approved of the same.
          “U.S. Collateral Agent” means Chase, in its capacity as U.S. collateral agent hereunder, and each of its successors and assigns in such capacity.
          “U.S. Commitment” means, with respect to each U.S. Revolving Lender, the commitment, if any, of such U.S. Revolving Lender to make U.S. Revolving Loans and to acquire participations in U.S. Letters of Credit and U.S. Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such U.S. Revolving Lender’s U.S. Revolving Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 and (b) assignments by or to such U.S. Revolving Lender pursuant to Section 9.04. The initial amount of each U.S. Revolving Lender’s U.S. Commitment is set forth on the Revolving Commitment Schedule, or in the Assignment and Assumption pursuant to which such U.S. Revolving Lender shall have assumed its U.S. Commitment, as applicable. The U.S. Commitment is in the initial aggregate amount of $350,000,000.
          “U.S. Facility” means, collectively, the U.S. Commitment and the extensions of credit made thereunder.
          “U.S. Guarantor Joinder Agreement” has the meaning assigned to such term in Section 5.14(a).
          “U.S. Issuing Banks” means, individually and collectively as the context may require, in the case of each U.S. Letter of Credit, Chase, Wells Fargo Bank, National Association and any other Lender proposed by the Borrower Representative that has agreed to act as a U.S. Issuing Bank and is reasonably acceptable to the Administrative Agent, each in its capacity as an issuer of U.S. Letters of Credit hereunder, and its successors and assigns in such capacity as provided in Section 2.06(j). Each U.S. Issuing Bank may, in its sole discretion, arrange for one or more U.S. Letters of Credit to be issued by Affiliates of such U.S. Issuing Bank, in which case the term “U.S. Issuing Bank” shall include any such Affiliate with respect to U.S. Letters of Credit issued by such Affiliate.
          “U.S. LC Exposure” means, at any time, the sum of the Dollar Amount of the Commercial LC Exposure and the Standby LC Exposure of the U.S. Borrowers. The U.S. LC Exposure of any U.S. Revolving Lender at any time shall be its Applicable Percentage of its total U.S. LC Exposure at such time.

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          “U.S. Lender Parties” means, individually and collectively as the context may require, the Administrative Agent, the U.S. Revolving Lenders, the U.S. Issuing Banks and the other Agents.
          “U.S. Letter of Credit” means any Letter of Credit or similar instrument (including a bank guarantee) acceptable to the applicable U.S. Issuing Bank issued for the purpose of providing credit support for the U.S. Borrowers.
          “U.S. Loan Guarantor” means each U.S. Loan Party and any other Person that becomes a U.S. Loan Guarantor pursuant to Section 5.14(a).
          “U.S. Loan Parties” means the U.S. Borrowers, the U.S. Borrowers’ Domestic Subsidiaries and the First-Tier Foreign DREs (other than those Persons in which Investments are made pursuant to Sections 6.04(c)(ii) and (iii)) and any other Person who becomes a party to this Agreement in its capacity as a U.S. Loan Party pursuant to a U.S. Guarantor Joinder Agreement; provided that none of Rachel Roy IP Company LLC, GRI or SW Holdings shall be a U.S. Loan Party unless, in each case, 100% of the Equity Interests of such entity is owned by a U.S. Loan Party.
          “U.S. Loans” means, individually and collectively as the context may require, the U.S. Revolving Loans, the U.S. Swingline Loans and the U.S. Protective Advances.
          “U.S. Obligations” means, with respect to the U.S. Loan Parties, all unpaid principal of and accrued and unpaid interest on the U.S. Loans, all U.S. LC Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the U.S. Loan Parties to the Lenders or to any Lender, the Administrative Agent, any U.S. Issuing Bank or any indemnified party arising under the Loan Documents.
          “U.S. Pension Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.
          “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.
          “U.S. Protective Advance” has the meaning assigned to such term in Section 2.04(a).
          “U.S. Revolving Exposure” means, with respect to any U.S. Revolving Lender at any time, the sum of (a) the outstanding principal amount of Revolving Loans of such U.S. Revolving Lender at such time, plus (b) an amount equal to such U.S. Revolving Lender’s Applicable Percentage of the aggregate principal amount of the U.S. Swingline Loans at such time, plus (c) an amount equal to such U.S. Revolving Lender’s Applicable Percentage of the U.S. LC Exposure at such time.

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          “U.S. Revolving Lenders” means the Persons listed on the Revolving Commitment Schedule as having a U.S. Commitment and any other Person that shall acquire a U.S. Commitment pursuant to an Assignment and Assumption, other than any such Person that ceases to be such a Person hereto pursuant to an Assignment and Assumption.
          “U.S. Revolving Loan” means a Revolving Loan made to the U.S. Borrowers by the U.S. Revolving Lenders.
          “U.S. Secured Obligations” means all U.S. Obligations, together with all (a) Banking Services Obligations of the U.S. Loan Parties; (b) Swap Obligations of the U.S. Loan Parties owing to one or more U.S. Revolving Lenders or their respective Affiliates; provided that (i) at or prior to the time that any transaction relating to such Swap Obligation is executed, the U.S. Revolving Lender or Affiliate of a U.S. Revolving Lender party thereto (other than Chase) shall have delivered written notice to the Administrative Agent that such a transaction has been entered into and that it constitutes a U.S. Secured Obligation entitled to the benefits of the Collateral Documents in favor of the U.S. Lender Parties; and (c) the Open Account Obligations of Open Account Obligors that are U.S. Loan Parties.
          “U.S. Security Agreement” means that certain Amended and Restated Pledge and Security Agreement, dated as of the date hereof, between the Loan Parties (excluding each International Loan Party other than the Canadian Borrowers) and the Administrative Agent, for the benefit of the Lender Parties and the International Lender Parties, as the case may be, and any other pledge or security agreement entered into, after the Effective Date by any other U.S. Loan Party (as required by this Agreement or any other Loan Document), or any other Person, as the same may be amended, restated or otherwise modified from time to time.
          “U.S. Swingline Lender” means JPMorgan Chase Bank, N.A., in its capacity as lender of U.S. Swingline Loans hereunder.
          “U.S. Swingline Loan” has the meaning assigned to such term in Section 2.05(a).
          “VAT” means any tax imposed by EC Directive 2006/112/EC on the Common System of value added tax, and any national legislation implementing that directive, together with any legislation supplemental thereto, and any other tax of a similar nature and all penalties, cost and interest related thereto.
          “Vendor Rebates” means the credits earned from vendors for volume purchases that reduce net inventory costs for the Borrowers.
          “Wage Earner Protection Program Act Reserve” means, on any date of determination, a reserve established from time to time in such amount as the Administrative Agent, in its discretion, determines reflects amounts that may become due under the Wage Earner Protection Program Act (Canada), as amended, with respect to the employees of any Loan Party that are employed in Canada, which would give rise to a Lien with priority under applicable law over the Lien granted by the Canadian Loan Parties in favor of the Administrative Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations).

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          “Weekly Reporting Period” means any period during (a) which any Default under paragraph (a) of Article VII or any Event of Default has occurred and is continuing or (b) that constitutes a Level 2 Minimum Availability Period.
          “Wholesale Inventory” means Inventory to be sold by the Borrowers through the Borrowers’ wholesale distribution channels.
          “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.
          “Withholding Agent” means (a) any Loan Party and (b) (i) with respect to the U.S. Loans, the Administrative Agent, (ii) with respect to the Canadian Loans, the Canadian Administrative Agent, and (iii) with respect to the European Loans, the European Administrative Agent.
          SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings may be classified and referred to by Type (e.g., a “Eurodollar Loan” or a “Eurodollar Borrowing”).
          SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. A Default or Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived by the Administrative Agent pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided for in this Agreement; and an Event of Default shall “continue” or be “continuing” until such Event of Default has been waived by the Administrative Agent.
          For purposes of any Collateral located in the Province of Quebec or charged by any deed of hypothec (or any other Loan Document) and for all other purposes pursuant to which the interpretation or construction of a Loan Document may be subject to the laws of the

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Province of Quebec or a court or tribunal exercising jurisdiction in the Province of Quebec, (a) “personal property” shall be deemed to include “movable property”, (b) “real property” shall be deemed to include “immovable property”, (c) “tangible property” shall be deemed to include “corporeal property”, (d) “intangible property” shall be deemed to include “incorporeal property”, (e) “security interest” and “mortgage” shall be deemed to include a “hypothec”, (f) all references to filing, registering or recording under the UCC or the PPSA shall be deemed to include publication under the Civil Code of Québec, (g) all references to “perfection” of or “perfected” Liens shall be deemed to include a reference to the “opposability” of such Liens to third parties, (h) any “right of offset”, “right of setoff” or similar expression shall be deemed to include a “right of compensation”, (i) “goods” shall be deemed to include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, and (j) an “agent” shall be deemed to include a “mandatary”.
          References in this Agreement, in respect of any Belgian Loan Party, to: (a) a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrator receiver, administrator or similar officer includes any curator / curateur, vereffenaar / liquidateur, voorlopig bewindvoerder / administrateur provisoire, gerechtelijk deskundige / expert judiciaire commissaris inzake opschorting / commissaire au sursis and sekwester / séquestre; (b) a Person being unable to pay its debts shall refer to such Person being in a state of cessation of payments (staking van betaling / cessation de paiements); (c) an insolvency includes a gerechtelijke reorganisatie / réorganisation judiciaire, faillissement / faillite and any other concurrence between creditors (samenloop van schuldeisers / concours des créanciers); (d) a moratorium or composition includes any gerechtelijke reorganisatie / réorganisation judiciaire; (e) a winding up, administration, liquidation or dissolution includes any vereffening / liquidation, ontbinding / dissolution, faillissement / faillite and sluiting van een onderneming / fermeture d’enterprise; (f) an assignment or similar arrangement with any creditor includes a minnelijk akkoord met alle schuldeisers/ accord amiable avec tous les créanciers; (g) an attachment, sequestration, distress, execution or analogous event includes any uitvoerend beslag / saisie exécutoire and bewarend beslag / saisie conservatoire; (h) a security interest or security includes any mortgage (hypotheek / hypothèque), pledge (pand / gage), privilege (voorrecht / privilège), retention right (eigendomsvoorbehoud / réserve de propriété), any security in rem (zakelijke zekerheid / sûreté réelle), any transfer by way of security (overdracht ten titel van zekerheid / transfert à titre de garantie) and, in general, any right in rem created for the purpose of granting security and any promise or mandate to create any security interest mentioned above; (i) a company organized under the laws of Belgium includes any company which has its main establishment (voornaamste vestiging / établissement principal) in Belgium; and (j) a subsidiary includes a dochtervennootschap / filiale as defined in Article 6 of the Belgian Company Code, as amended.
          References in this Agreement, in respect of any Spanish Loan Party, to a “subsidiary” include subsidiaries within the meaning of article 42 of Spain’s Civil Code (Código de Comercio), as amended.
          References in this Agreement, in respect of any French Loan Party, to (a) “control” includes such term as defined in articles L.233-3 I and II of France’s Commercial Code, as amended, and (b) a “subsidiary” includes any entity of which a relevant Person has

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direct or indirect control (as defined in Article L.233-3 I and II of France’s Commercial Code), as amended.
          References in this Agreement, in respect of any German Loan Party, to (a) a necessary action to authorize includes, without limitation, obtaining an unconditional positive advice from the competent works councils; (b) gross negligence includes grobe Fahrlässigkeit; (c) negligence includes Fahrlässigkeit; (d) a security interest includes any mortgage (Grundschuld, Hypothek), pledge (Pfandrecht), retention of title arrangement (Eigentumsvorbehalt), right of retention (Zurückbehaltungsrecht), right to reclaim goods (Herausgabeansprüche) and, any right in rem created for the purpose of granting security; (e) a winding-up, administration or dissolution and any similar term includes a Person organized under the laws of Germany being declared bankrupt (insolvent) or dissolved (aufgelöst); (f) any step or procedure taken in connection with insolvency proceedings includes a Person organized under the laws of Germany having applied for bankruptcy (Insolvenzantrag) or the opening of bankruptcy proceedings (Insolvenzeröffnung); and (g) an administrator includes an Insolvenzverwalter or Sachverständiger.
          SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower Representative notifies the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower Representative that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.
          SECTION 1.05. Currency Translations. Without limiting the other terms of this Agreement the calculations and determinations under this Agreement of any amount in any currency other than Dollars shall be deemed to refer to the Dollar Amount thereof, as the case may be, and all certificates delivered under this Agreement shall express such calculations or determinations in Dollars or the Dollar Amount thereof, as the case may be. Each requisite currency translation shall be based on the Spot Rate and the permissibility of actions taken under Article VI shall not be affected by subsequent fluctuations in exchange rates.
ARTICLE II
The Credits
          SECTION 2.01. Revolving Commitment. Subject to the terms and conditions set forth herein, (a) each U.S. Revolving Lender agrees to make U.S. Revolving Loans from time to time during the Availability Period to the U.S. Borrowers in Dollars, (b) each International A Revolving Lender agrees to make International A Revolving Loans from

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time to time during the Availability Period to the International A Borrowers and the U.S. Borrowers in Euros, Sterling, Canadian Dollars or Dollars (including, in the case of the Canadian Borrowers, by way of BA Drawings in accordance with Section 2.21) and (c) each International B Revolving Lender agrees to make International B Revolving Loans from time to time during the Availability Period to the International B Borrowers and the U.S. Borrowers in Euros, Sterling, Canadian Dollars or Dollars (including, in the case of the Canadian Borrowers, by way of BA Drawings in accordance with Section 2.21), if, in each case after giving effect thereto:
     (i) the U.S. Revolving Exposure of any U.S. Revolving Lender would not exceed such U.S. Revolving Lender’s U.S. Commitment;
     (ii) the International A Revolving Exposure of any International A Revolving Lender would not exceed such International A Revolving Lender’s International A Commitment;
     (iii) the International B Revolving Exposure of any International B Revolving Lender would not exceed such International B Revolving Lender’s International B Commitment;
     (iv) the (x) total U.S. Revolving Exposure of all the U.S. Revolving Lenders and (y) Open Account Aggregate Cap would not exceed (A) the lesser of (1) the total U.S. Commitment or (2) the U.S. Borrowing Base minus (B) the sum of (x) the outstanding principal amount of International Revolving Loans made by the International Revolving Lenders to the U.S. Borrowers and (y) the International Borrowing Base Utilization;
     (v) the total Canadian Revolving Exposure of all the International Revolving Lenders would not exceed the lesser of (A) the Canadian Sublimit or (B) (x) the Canadian Borrowing Base plus (y) the U.S. Availability;
     (vi) the total European A Revolving Exposure of all the International A Revolving Lenders to the European A Borrowers would not exceed (A) the Aggregate European A Borrowing Base plus (B) the U.S. Availability;
     (vii) the total European B Revolving Exposure of all the International B Revolving Lenders to the European B Borrowers would not exceed (A) the Aggregate European B Borrowing Base plus (B) the U.S. Availability;
     (viii) the total European Revolving Exposure of all the International Revolving Lenders to any French Borrower, Swiss Borrower, German Borrower or Italian Borrower would not exceed (A) the European Borrowing Base of such European Borrower plus (B) the Shared European Borrowing Base Availability and (C) the U.S. Availability;
     (ix) the total European Revolving Exposure of all the International Revolving Lenders to any English Borrower, Irish Borrower, Netherlands Borrower, Belgian Borrower or Spanish Borrower would not exceed (A) the Shared European Borrowing Base Availability plus (B) the U.S. Availability; and

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     (x) the (x) total International Revolving Exposure of all the International Revolving Lenders and (y) the Open Account Aggregate Cap would not exceed the lesser of (A) the International Commitment or (B) (x) the International Borrowing Base plus (y) the U.S. Availability;
subject to each Applicable Administrative Agent’s authority in its sole discretion, to make Protective Advances pursuant to the terms of Section 2.04. Within the foregoing limits and subject to the terms and conditions set forth herein, each Borrower may borrow, prepay and reborrow its Revolving Loans. The limitations on Borrowings referred to in clauses (i) through (xi) are referred to collectively as the “Revolving Exposure Limitations”.
          SECTION 2.02. Loans and Borrowings. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Facility and Type made by the Lenders ratably in accordance with their respective Revolving Commitment. Any Protective Advance and any Swingline Loan shall be made in accordance with the procedures respectively set forth in Sections 2.04 and 2.05.
          (b) Subject to Sections 2.14 and 2.21, (i) each Borrowing of Revolving Loans that is denominated in Dollars shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower Representative may request in accordance herewith; (ii) each Borrowing of Revolving Loans that is denominated in Canadian Dollars shall be comprised entirely of Canadian Prime Rate Loans or, pursuant to Section 2.21, BA Drawings as the Borrower Representative may request in accordance herewith; and (iii) each Borrowing of Revolving Loans that is denominated in Sterling or Euros shall be comprised entirely of Eurodollar Loans. Each (A) U.S. Swingline Loan and Canadian Swingline Loan denominated in Dollars shall be an ABR Loan, (B) Canadian Swingline Loan denominated in Canadian Dollars shall be a Canadian Prime Rate Loan and (C) European Swingline Loan shall bear interest at the Overnight LIBO Rate. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement.
          (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 (or, in the case of any currency other than Dollars, an approximate equivalent thereof as determined by the relevant Applicable Administrative Agent) and not less than $5,000,000 (or, in the case of any currency other than Dollars, an approximate equivalent thereof as determined by the relevant Applicable Administrative Agent). ABR Borrowings and Canadian Prime Rate Borrowings may be in any amount. Each Swingline Loan shall be in an amount that is an integral multiple of $1,000,000 (or, in the case of any currency other than Dollars, an approximate equivalent thereof as determined by the relevant Applicable Administrative Agent) and not less than $5,000,000 (or, in the case of any currency other than Dollars, an approximate equivalent thereof as determined by the relevant Applicable Administrative Agent). Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of 16 Eurodollar Borrowings outstanding.

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          (d) At the commencement of each Contract Period for any BA Drawing of Canadian Revolving Loans, such Borrowing shall be in an aggregate face amount that is an integral multiple of Cdn.$1,000,000 and not less than Cdn.$5,000,000; provided that there shall not at any time be more than a total of five BA Drawings outstanding.
          (e) Notwithstanding any other provision of this Agreement, neither the Borrower Representative nor any Borrower shall be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period or Contract Period requested with respect thereto would end after the Maturity Date.
          SECTION 2.03. Requests for Revolving Borrowings. To request a Borrowing, the Borrower Representative shall notify the Administrative Agent (in the case of a requested Borrowing of U.S. Revolving Loans), the European Administrative Agent with a copy to the Administrative Agent (in the case of a requested Borrowing of International Revolving Loans (other than Canadian Revolving Loans)) or the Canadian Administrative Agent with a copy to the Administrative Agent (in the case of a requested Borrowing of Canadian Revolving Loans), of such request either in writing (delivered by hand or facsimile) substantially in the form attached hereto as Exhibit G and signed by the Borrower Representative or by telephone (a) with respect to U.S. Loans, (i) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., Local Time, three Business Days before the date of the proposed Borrowing, or (ii) in the case of an ABR Borrowing, not later than 2:00 p.m., Local Time, on the date of the proposed Borrowing; (b) with respect to Canadian Loans, (i) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., Local Time, three Business Days before the date of the proposed Borrowing, (ii) in the case of a BA Drawing, not later than 3:00 p.m., Local time, three Business Days before the date of the proposed Borrowing, and (iii) in the case of a Canadian Prime Rate Borrowing or an ABR Borrowing, not later than 10:00 a.m., Local Time, one Business Day before the date of the proposed Borrowing; and (c) with respect to International Revolving Loans (other than Canadian Revolving Loans), not later than 10:00 a.m., Local Time, three Business Days before the date of the proposed Borrowing, provided that any such notice of an ABR Borrowing to finance the reimbursement of an LC Disbursement (in the case of any U.S. Letter of Credit) as contemplated by Section 2.06(e), may be given not later than 2:00 p.m., Local Time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent (if a U.S. Revolving Loan), the Canadian Administrative Agent (if a Canadian Revolving Loan) or the European Administrative Agent (if an International Revolving Loan other than a Canadian Revolving Loan), of a written Borrowing Request in a form approved by such Applicable Administrative Agent, and signed by the Borrower Representative. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.01:
     (i) the name of the applicable Borrower;
     (ii) the aggregate amount of the requested Borrowing and a breakdown of the separate wires comprising such Borrowing;
     (iii) the date of such Borrowing, which shall be a Business Day;

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     (iv) the currency of the requested Borrowing;
     (v) the Facility under which such Borrowing will be made;
     (vi) whether such Borrowing is to be an ABR Borrowing, a Canadian Prime Rate Borrowing, a BA Drawing or a Eurodollar Borrowing;
     (vii) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and
     (viii) in the case of a BA Drawing, the initial Contract Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Contract Period”.
If no election as to the Type of Borrowing of Revolving Loans is specified, then (A) a Borrowing of U.S. Revolving Loans or Canadian Revolving Loans requested in Dollars shall be an ABR Borrowing, and (B) a Borrowing of Canadian Revolving Loans requested in Canadian Dollars shall be a Canadian Prime Rate Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing of Revolving Loans, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent (if a U.S. Revolving Loan), the Canadian Administrative Agent (if a Canadian Revolving Loan) or the European Administrative Agent (if an International Revolving Loan (other than a Canadian Revolving Loan)), as applicable, shall advise each applicable Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.
          SECTION 2.04. Protective Advances. (a) Subject to the limitations set forth below, each Applicable Administrative Agent is authorized by the Borrowers and the Lenders, from time to time in the sole discretion of such Applicable Administrative Agent (but, in any such case, none of them shall have absolutely any obligation to) to make (i) in the case of the Administrative Agent, Loans to the U.S. Borrowers on behalf of the Revolving Lenders (each such Loan, a “U.S. Protective Advance”), (ii) in the case of the Canadian Administrative Agent, Loans to the Canadian Borrowers in Canadian Dollars or Dollars on behalf of the International Revolving Lenders (each such Loan, a “Canadian Protective Advance”), or (iii) in the case of the European Administrative Agent, Loans in Sterling, Euros or Dollars to (w) the European A Borrowers on behalf of the International A Revolving Lenders (each such Loan, a “European A Protective Advance”), (x) to the U.S. Borrowers on behalf of the International A Revolving Lenders (each such Loan, an “International A U.S. Protective Advance”), (y) the European B Borrowers on behalf of the International B Revolving Lenders (each such Loan, a “European B Protective Advance”) or (z) to the U.S. Borrowers on behalf of the International B Revolving Lenders (each such Loan, an “International B U.S. Protective Advance”), which Applicable Administrative Agent, in its Permitted Discretion, deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (C) to pay any other amount chargeable to or required to be paid by the applicable Borrower pursuant to the terms of this Agreement, including payments of

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reimbursable expenses (including costs, fees, and expenses as described in Section 9.03) and other sums payable under the Loan Documents; provided, that (1) the aggregate amount of outstanding U.S. Protective Advances shall not, at any time, exceed (x) $15,000,000 or (y) when added to the aggregate U.S. Revolving Exposure of all the U.S. Revolving Lenders and the Open Account Aggregate Cap, the U.S. Commitment, (2) the aggregate amount of outstanding Canadian Protective Advances shall not, at any time, exceed (x) $1,000,000 or (y) when added to the aggregate Canadian Revolving Exposure of all the International Revolving Lenders, the Canadian Sublimit, (3) the aggregate amount of European A Protective Advances and International A U.S. Protective Advances shall not, at any time, exceed $2,800,000, (4) the aggregate amount of European B Protective Advances and International B U.S. Protective Advances shall not, at any time, exceed $11,200,000 and (5) the aggregate amount of European Protective Advances and International U.S. Protective Advances shall not, at any time, when added to the aggregate International Revolving Exposure of all the International Revolving Lenders and the Open Account Aggregate Cap, exceed the International Commitment. Protective Advances may be made even if the conditions precedent set forth in Section 4.02 have not been satisfied. The (i) U.S. Protective Advances shall be secured by Liens granted by the U.S. Loan Parties in favor of the Administrative Agent (for the benefit of the Lender Parties, securing the Secured Obligations), (ii) the Canadian Protective Advances shall be secured by Liens granted by the Canadian Loan Parties in favor of the Administrative Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations) and (iii) the European Protective Advances and the International U.S. Protective Advances shall be secured by Liens granted by the European Loan Parties and the U.S. Loan Parties, respectively, in favor of the European Collateral Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations and securing the Secured Obligations of the U.S. Borrowers to the International Revolving Lenders, respectively), in and to (A) the Collateral of the U.S. Loan Parties (in the case of all Protective Advances) or (B) the Collateral of the International Loan Parties (in the case of the Canadian Protective Advances or European Protective Advances). All (1) U.S. Protective Advances and Canadian Protective Advances denominated in Dollars shall be ABR Borrowings, (2) all Canadian Protective Advances denominated in Canadian Dollars shall be Canadian Prime Rate Borrowings and (3) all International Protective Advances (other than Canadian Protective Advances) shall be Overnight LIBO Borrowings. Each Applicable Administrative Agent’s authorization to make Protective Advances may be revoked at any time by the Required Lenders. Any such revocation must be in writing and shall become effective prospectively upon each Applicable Administrative Agent’s receipt thereof. At any time that there is sufficient Availability and the conditions precedent set forth in Section 4.02 have been satisfied, any Applicable Administrative Agent may request the Revolving Lenders to make a Revolving Loan, in the currency in which the applicable Protective Advance was denominated, to repay a Protective Advance. At any other time the relevant Applicable Administrative Agent may require the Lenders to fund, in the currency in which the applicable Protective Advance was denominated, their risk participations described in Section 2.04(b).
          (b) Upon the making of a Protective Advance (whether before or after the occurrence of a Default) by the relevant Applicable Administrative Agent, each U.S. Revolving Lender or International Revolving Lender, as applicable, shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from such Applicable Administrative Agent, without recourse or warranty, an undivided interest

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and participation in such Protective Advance, in proportion to its Applicable Percentage. From and after the date, if any, on which any Lender is required to fund its participation in any Protective Advance purchased hereunder, the relevant Applicable Administrative Agent shall promptly distribute to such Lender, such Lender’s Applicable Percentage of all payments of principal and interest and all proceeds of Collateral received by such Applicable Administrative Agent in respect of such Protective Advance.
          SECTION 2.05. Swingline Loans. (a) The Administrative Agent, the U.S. Swingline Lender and the U.S. Revolving Lenders agree that in order to facilitate the administration of this Agreement and the other Loan Documents with respect to the U.S. Commitment, promptly after the Borrower Representative requests an ABR Borrowing, the U.S. Swingline Lender may elect to have the terms of this Section 2.05(a) apply to such Borrowing Request by advancing, on behalf of the U.S. Revolving Lenders and in the amount requested, same day funds to the U.S. Borrowers, on the applicable Borrowing date to the Funding Account(s) (each such Loan made solely by the U.S. Swingline Lender pursuant to this Section 2.05(a) is referred to in this Agreement as a “U.S. Swingline Loan”), with settlement among them as to the U.S. Swingline Loans to take place on a periodic basis as set forth in Section 2.05(e). Each U.S. Swingline Loan shall be subject to all the terms and conditions applicable to other ABR Loans funded by the U.S. Revolving Lenders, except that all payments thereon shall be payable to the U.S. Swingline Lender solely for its own account. The aggregate amount of U.S. Swingline Loans outstanding at any time shall not exceed $65,000,000. The U.S. Swingline Lender shall not make any U.S. Swingline Loan if, after giving effect thereto, the Borrowers would not be in compliance with the Revolving Exposure Limitations. All U.S. Swingline Loans shall be ABR Borrowings.
          (b) The Canadian Administrative Agent, the Canadian Swingline Lender and the International Revolving Lenders agree that in order to facilitate the administration of this Agreement and the other Loan Documents with respect to the International Commitment related to the Canadian Borrowers, promptly after the Borrower Representative requests an ABR Borrowing or a Canadian Prime Rate Borrowing, the Canadian Swingline Lender may elect to have the terms of this Section 2.05(b) apply to such Borrowing Request by advancing, on behalf of the applicable International Revolving Lenders and in the amount requested, same day funds to the Canadian Borrowers, on the applicable Borrowing date to the Funding Account(s) (each such Loan made solely by the Canadian Swingline Lender pursuant to this Section 2.05(b) is referred to in this Agreement as a “Canadian Swingline Loan”), with settlement among them as to the Swingline Loans to take place on a periodic basis as set forth in Section 2.05(e). Each Canadian Swingline Loan shall be subject to all the terms and conditions applicable to other ABR Loans funded by the applicable International Revolving Lenders, except that all payments thereon shall be payable to the Canadian Swingline Lender solely for its own account. The aggregate amount of Canadian Swingline Loans outstanding at any time shall not exceed $2,500,000, and the aggregate amount of all International Swingline Loans outstanding at any time shall not exceed $30,000,000; provided, that the aggregate amount of all Swingline Loans outstanding at any time shall not exceed $65,000,000. The Canadian Swingline Lender shall not make any Canadian Swingline Loan if, after giving effect thereto, the Borrowers would not be in compliance with the Revolving Exposure Limitations. All Canadian Swingline Loans shall be Canadian Prime Rate Borrowings.

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          (c) The European Administrative Agent, the European A Swingline Lender, European B Swingline Lender and the International Revolving Lenders agree that in order to facilitate the administration of this Agreement and the other Loan Documents with respect to each of the International A Commitment and the International B Commitment, promptly after the Borrower Representative requests a Eurodollar Borrowing on behalf of a European Borrower pursuant to the applicable International Commitment, the European A Swingline Lender or the European B Swingline Lender, as applicable, may elect to have the terms of this Section 2.05(c) apply to such Borrowing Request by advancing, on behalf of the International A Revolving Lenders or the International B Revolving Lenders, as applicable, and in the amount requested, same day funds (or, in the case of a Swingline Loan denominated in Canadian Dollars, next day funds) to the applicable European Borrower, on the applicable Borrowing date to the Funding Account(s) (each such Loan made solely by the European A Swingline Lender pursuant to this Section 2.05(c) is referred to in this Agreement as a “European A Swingline Loan” and each such Loan made solely by the European B Swingline Lender pursuant to this Section 2.05(c) is referred to in this Agreement as a “European B Swingline Loan”), with settlement among them as to the Swingline Loans to take place on a periodic basis as set forth in Section 2.05(e). Each European Swingline Loan shall be subject to all the terms and conditions applicable to other Eurodollar Loans on behalf of the European Borrowers that are funded by the International Revolving Lenders, except that all payments thereon shall be payable to the applicable European Swingline Lender solely for its own account. The aggregate amount of all International A Swingline Loans outstanding at any time shall not exceed $6,000,000 and the aggregate amount of all European B Swingline Loans outstanding at any time shall not exceed $24,000,000. No European Swingline Lender shall make any European Swingline Loan if, after giving effect thereto, the Borrowers would not be in compliance with the Revolving Exposure Limitations. All European Swingline Loans shall be Overnight LIBO Borrowings.
          (d) Upon the making of a Swingline Loan (whether before or after the occurrence of a Default and regardless of whether a Settlement has been requested with respect to such Swingline Loan), each U.S. Revolving Lender or International Revolving Lender, as applicable, shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the applicable Swingline Lender, or the relevant Applicable Administrative Agent, as the case may be, without recourse or warranty, an undivided interest and participation in the applicable Swingline Loan in proportion to its Applicable Percentage of the U.S. Commitment, International A Commitment or International B Commitment, as applicable. The applicable Swingline Lender may, at any time, require the applicable Lenders to fund, in the currency in which the applicable Swingline Loan was denominated, their participations. From and after the date, if any, on which any Lender is required to fund its participation in any Swingline Loan purchased hereunder, the relevant Applicable Administrative Agent shall promptly distribute to such Lender, such Lender’s Applicable Percentage of all payments of principal and interest and all proceeds of Collateral received by such Applicable Administrative Agent in respect of such Swingline Loan.
          (e) Each of the Administrative Agent, the Canadian Administrative Agent or the European Administrative Agent, on behalf of the U.S. Swingline Lender, the Canadian Swingline Lender or the applicable European Swingline Lender, respectively, shall request settlement (a “Settlement”) with the U.S. Revolving Lenders or the applicable International

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Revolving Lenders, as the case may be, on at least a weekly basis or on any more frequent date that relevant Applicable Administrative Agent elects, by notifying the applicable Lenders of such requested Settlement by facsimile, telephone or e-mail no later than 12:00 noon, Local Time, (i) on the date of such requested Settlement (the “Settlement Date”), with regard to U.S. Swingline Loans, (ii) two Business Days prior to the Settlement Date, with regard to Canadian Swingline Loans (or on the date of such requested Settlement, if a Default or an Event of Default has occurred and is continuing), and (iii) three Business Days prior to the Settlement Date, with regard to European Swingline Loans (or on the date of such requested Settlement, if a Default or an Event of Default has occurred and is continuing). Each U.S. Revolving Lender or applicable International Revolving Lender, as the case may be (other than the Swingline Lenders, in the case of the Swingline Loans) shall transfer, in the currency in which the applicable Loan was denominated, the amount of such Lender’s Applicable Percentage of the outstanding principal amount of the applicable Loan with respect to which Settlement is requested to relevant Applicable Administrative Agent to an account of such Applicable Administrative Agent as it may designate, not later than 2:00 p.m., Local Time, on such Settlement Date. Settlements may occur during the existence of a Default and whether or not the applicable conditions precedent set forth in Section 4.02 have then been satisfied. Such amounts transferred to the relevant Applicable Administrative Agent shall be applied against the amounts of the applicable Swingline Lender’s Swingline Loans and, together with such Swingline Lender’s Applicable Percentage of such Swingline Loan, shall constitute Revolving Loans of such applicable Lenders (which shall be an ABR Loan, in the case of any U.S. Swingline Loan, a Canadian Prime Rate Loan, in the case of any Canadian Swingline Loan, and a Eurodollar Loan in the relevant currency with an Interest Period of one week, in the case of any European Swingline Loan), and shall no longer constitute Swingline Loans. If any such amount referred to in this paragraph (e) is not transferred to the relevant Applicable Administrative Agent by any applicable Lender on such Settlement Date, the applicable Swingline Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon as specified in Section 2.07.
          SECTION 2.06. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower Representative may request the issuance of Letters of Credit denominated in Dollars, an LC Alternative Currency (in the case of Commercial Letters of Credit that are U.S. Letters of Credit), Canadian Dollars (in the case of Canadian Letters of Credit) and Dollars, Sterling, Euros or an LC Alternative Currency (in the case of European Letters of Credit) for its own account or for the account of another Borrower, in a form reasonably acceptable to each Applicable Administrative Agent, and the applicable U.S. Issuing Bank (in the case of U.S. Letters of Credit), the applicable Canadian Issuing Bank (in the case of Canadian Letters of Credit) or the applicable European Issuing Bank (in the case of European Letters of Credit), at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrowers to, or entered into by the Borrowers with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.
          (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower Representative shall hand deliver or facsimile (or

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transmit by electronic communication, if arrangements for doing so have been approved by the applicable U.S. Issuing Bank (in the case of U.S. Letters of Credit), the applicable Canadian Issuing Bank (in the case of Canadian Letters of Credit) or the applicable European Issuing Bank (in the case of European Letters of Credit)) to (1) the applicable U.S. Issuing Bank (in the case of U.S. Letters of Credit), the applicable Canadian Issuing Bank (in the case of Canadian Letters of Credit) or the applicable European Issuing Bank (in the case of European Letters of Credit) and (2) the Administrative Agent (in the case of U.S. Letters of Credit), the Canadian Administrative Agent with a copy to the Administrative Agent (in the case of Canadian Letters of Credit) and the European Administrative Agent (in the case of European Letters of Credit) with a copy to the Administrative Agent, in each case prior to 9:00 a.m., Local Time, at least three Business Days prior to the requested date of issuance, amendment, renewal or extension, a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the currency in which such Letter of Credit will be denominated (which (w) shall be Dollars or Canadian Dollars in the case of U.S. Letters of Credit that are Standby Letters of Credit, (x) may be in any LC Alternative Currency in the case of U.S. Letters of Credit that are Commercial Letters of Credit, (y) shall be Dollars or Canadian Dollars in the case of Canadian Letters of Credit and (z) shall be Dollars, Sterling, Euros or any LC Alternative Currency in the case of European Letters of Credit), the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit, which notice shall, in the case of any European Letter of Credit, attach thereto the form of Letter of Credit to be issued that has been agreed to by the European Administrative Agent. If requested by the applicable Issuing Bank, the applicable Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate LC Exposure shall not exceed $350,000,000, (ii) the Standby LC Exposure shall not exceed $50,000,000, (iii) the Commercial LC Exposure shall not exceed $350,000,000, (iv) the LC Exposure on account of Commercial Letters of Credit denominated in an LC Alternative Currency that are issued pursuant to the U.S. Commitment shall not exceed $100,000,000, (v) the International A LC Exposure shall not exceed $10,000,000, (vi) the International B LC Exposure shall not exceed $40,000,000, (vii) the Standby LC Exposure with respect to all the International A Borrowers shall not exceed $2,000,000, (viii) the Standby LC Exposure with respect to all the International B Borrowers shall not exceed $8,000,000, (ix) the Commercial LC Exposure with respect to all the International A Borrowers shall not exceed $8,000,000, (x) the Commercial LC Exposure with respect to all the International B Borrowers shall not exceed $32,000,000 and (viii) the Borrowers shall be in compliance with the Revolving Exposure Limitations.
          (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date (it being understood that any Letter of Credit that provides for time drafts to be submitted thereunder

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shall have an expiry date which is in advance of such five Business Days prior to the Maturity Date by the number of days contemplated for such time drafts).
          (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of any Issuing Bank or the Revolving Lenders, the applicable U.S. Issuing Bank hereby grants to each U.S. Revolving Lender (with respect to each U.S. Letter of Credit), the applicable Canadian Issuing Bank hereby grants to each applicable International Revolving Lender (with respect to each Canadian Letter of Credit), the applicable European A Issuing Bank hereby grants to each International A Revolving Lender (with respect to each European A Letter of Credit) and the applicable European B Issuing Bank hereby grants to each International B Revolving Lender (with respect to each European B Letter of Credit), and each U.S. Revolving Lender hereby acquires from the applicable U.S. Issuing Bank and each applicable International Revolving Lender hereby acquires from the applicable Canadian Issuing Bank or European Issuing Bank, as the case may be, a participation in each such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under each such Letter of Credit. In consideration and in furtherance of the foregoing, (i) with respect to each U.S. Letter of Credit, each U.S. Revolving Lender hereby absolutely and unconditionally agrees to pay in Dollars to the Administrative Agent, (ii) with respect to any Canadian Letters of Credit, each applicable International Revolving Lender hereby absolutely and unconditionally promises to pay, in the same currency in which such Canadian Letter of Credit is issued to the Canadian Administrative Agent, and (iii) with respect to any European Letters of Credit, each applicable International Revolving Lender hereby absolutely and unconditionally promises to pay, in the same currency in which such European Letter of Credit is issued or, in the case of any European Letter of Credit that is issued in an LC Alternative Currency, in such LC Alternative Currency or in Dollars in an amount equal to the Dollar Amount thereof, to the European Administrative Agent, in each case for the account of the applicable Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement, made by such Issuing Bank and not reimbursed by the applicable Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to such Borrowers for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Commitment, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.
          (e) Reimbursement. If any Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the applicable Borrower shall reimburse such LC Disbursement by paying to (i) the Administrative Agent (in the case of any U.S. Letter of Credit) in Dollars, (ii) the Canadian Administrative Agent (in the case of any Canadian Letters of Credit) in the same currency as the applicable LC Disbursement and (iii) the European Administrative Agent (in the case of any European Letters of Credit) in the same currency as the applicable LC Disbursement an amount equal to such LC Disbursement not later than 2:00 p.m., Local Time, on the Business Day that the Borrower Representative receives notice of such LC Disbursement, if such notice is received prior to 9:00 a.m., Local Time, on such Business Day

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(or, if the Borrower Representative receives notice of such LC Disbursement after 9:00 a.m., Local Time, on any Business Day, by 2:00 p.m., Local Time, on the next following Business Day); provided, that the Borrowers may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.05 that such payment be financed with an ABR Borrowing or U.S. Swingline Loan (in the case of U.S. Letters of Credit), a Canadian Prime Rate Borrowing or Canadian Swingline Loan (in the case of Canadian Letters of Credit), a European A Swingline Loan (in the case of European A Letters of Credit) or a European B Swingline Loan (in the case of European B Letters of Credit) in an equivalent amount and, to the extent so financed (in the event that such LC Disbursement with respect to a U.S. Letter of Credit was made in an LC Alternative Currency, such Borrowing Request shall be for an amount equal to the Dollar Amount of the amount of such LC Disbursement, and in the event such LC Disbursement was made with respect to an International Letter of Credit, such Borrowing Request shall be in the same currency as such LC Disbursement), the Borrowers’ obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing, Canadian Prime Rate Borrowing or Swingline Loan (or the applicable portion thereof). If the Borrowers fail to make such payment when due, the relevant Applicable Administrative Agent shall notify each applicable Lender of the applicable LC Disbursement, the payment then due from the applicable Borrower in respect thereof and such Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each applicable Lender shall pay to (x) the Administrative Agent in Dollars (in the case of U.S. Letters of Credit), (y) the Canadian Administrative Agent (in the case of Canadian Letters of Credit) in the same currency as the applicable LC Disbursement or (z) the European Administrative Agent (in the case of European Letters of Credit) in the same currency as the applicable LC Disbursement, an amount equal to its Applicable Percentage of the payment then due from the applicable Borrower, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the relevant Applicable Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the relevant Applicable Administrative Agent, of any payment from the Borrowers pursuant to this paragraph, each of them shall distribute such payment to the applicable Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the applicable Issuing Bank, then each of them shall distribute such payment to such Revolving Lenders and the applicable Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the applicable Issuing Bank for any LC Disbursement (other than the funding of ABR Loans (in the case of U.S. Letters of Credit), Canadian Prime Rate Loans (in the case of Canadian Letters of Credit), a European A Swingline Loan (in the case of European A Letters of Credit) or a European B Swingline Loan (in the case of European B Letters of Credit) as contemplated above) shall not constitute a Loan (but shall be Secured Obligations) and shall not relieve the Borrowers of their obligation to reimburse such LC Disbursement.
          (f) Exchange Indemnification and Increased Costs. The Borrowers shall, upon demand from any Issuing Bank or any Revolving Lender, pay to such Issuing Bank or such Revolving Lender, the amount of (i) any loss or cost or increased cost incurred by such Issuing Bank or such Revolving Lender, (ii) any reduction in any amount payable to or in the effective return on the capital to such Issuing Bank or such Revolving Lender, (iii) any

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currency exchange loss, in each case with respect to clauses (i), (ii) and (iii), that such Issuing Bank or such Revolving Lender sustains as a result of the Borrowers’ repayment in Dollars of any Letter of Credit that was denominated in an LC Alternative Currency or (iv) any interest or any other return, including principal, foregone by such Issuing Bank as a result of the introduction of, change over to or operation of the Euro in any member state participating in the Euro. A certificate of the applicable Issuing Bank setting forth in reasonable detail the basis for determining such additional amount or amounts necessary to compensate such Issuing Bank shall be conclusively presumed to be correct save for manifest error.
          (g) Obligations Absolute. The Borrowers’ joint and several obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers’ obligations hereunder. No Lender Party, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the applicable Issuing Bank; provided that the foregoing shall not be construed to excuse the applicable Issuing Bank from liability to the Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by any Borrower that are caused by the applicable Issuing Bank’s failure to exercise the standard of care hereunder to be applicable when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised such standard of care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the applicable Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

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          (h) Disbursement Procedures. The applicable Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The applicable Issuing Bank shall promptly notify the relevant Applicable Administrative Agent and the applicable Borrower by telephone (confirmed by facsimile) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrowers of their obligation to reimburse the applicable Issuing Bank and the applicable Revolving Lenders with respect to any such LC Disbursement.
          (i) Interim Interest. If any Issuing Bank shall make any LC Disbursement, then, unless the Borrowers shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrowers reimburse such LC Disbursement, (i) in the case of LC Disbursements in respect of U.S. Letters of Credit or Canadian Letters of Credit made in Dollars, at the rate per annum then applicable to ABR Loans, (ii) in the case of an LC Disbursement in respect of Canadian Letters of Credit made in Canadian Dollars, at the rate per annum then applicable to Canadian Prime Rate Loans, and (iii) in the case of an LC Disbursement in respect of European Letters of Credit or any Commercial Letters of Credit that are U.S. Letters of Credit in an LC Alternative Currency, at the Overnight LIBO Rate plus the Overnight LIBO Spread as set forth in the definition of “Applicable Rate”; provided that, if the Borrowers fail to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(e) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Revolving Lender to the extent of such payment.
          (j) Replacement of the Issuing Banks. Any Issuing Bank may be replaced at any time by written agreement among the Borrower Representative, the Administrative Agent, the Issuing Bank to be replaced and the successor Issuing Bank. The Administrative Agent shall notify the Revolving Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Borrowers shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.
          (k) Cash Collateralization. Subject to Section 2.18(b), if any Event of Default shall occur and be continuing, on the Business Day that the Borrower Representative receives notice from any relevant Applicable Administrative Agent or the Required Lenders

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demanding the deposit of cash collateral pursuant to this paragraph or if any of the other provisions hereof require cash collateralization (or, on the Business Day on or immediately following the maturity of the Loans if the Loans have been accelerated, without any further notice), without duplication, (i) the U.S. Borrowers shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lender Parties for the purpose of securing the Secured Obligations (the “LC Collateral Account”), cash in the applicable currency and in an amount equal to 103% of the LC Exposure as of such date plus accrued and unpaid interest thereon; (ii) the Canadian Borrowers shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the International Lender Parties for the purpose of securing the International Secured Obligations (the “Canadian LC Collateral Account”), cash in the applicable currency in an amount equal to 103% of the International LC Exposure; and (iii) the European Borrowers shall deposit in an account with the European Collateral Agent, in the name of the European Collateral Agent and for the benefit of the International Lender Parties for the purpose of securing the International Secured Obligations (the “European LC Collateral Account”), cash in the applicable currency in an amount equal to 103% of the International LC Exposure, as of such date plus accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Borrower described in paragraph (h) or (i) of Article VII. Such deposits, (A) if made into the LC Collateral Account shall be held by the Administrative Agent as collateral for the payment and performance of the Secured Obligations; (B) if made into the Canadian LC Collateral Account shall be held by the Administrative Agent as collateral for the payment and performance of the International Secured Obligations; and (C) if made into the European LC Collateral Account shall be held by the European Collateral Agent as collateral for the payment and performance of the applicable International Secured Obligations. The Administrative Agent or the European Collateral Agent, as applicable, shall have exclusive dominion and control, including the exclusive right of withdrawal, over such accounts, and (x) the U.S. Borrowers hereby grant the Administrative Agent (for the benefit of the Lender Parties, securing the Secured Obligations) a security interest in the LC Collateral Account, (y) the Canadian Borrowers hereby grant the Administrative Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations) a security interest in the Canadian LC Collateral Account, and (z) the European Borrowers hereby grant the European Collateral Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations) a security interest in the European LC Collateral Account; provided, that nothing in this sentence or this Section 2.06(k) shall be deemed to limit the rights of any Agent pursuant to Section 5.14. Other than any interest earned on the investment of such deposits, which investments shall be in the form of Permitted Investments made at the option and sole discretion of the relevant Applicable Collateral Agent (in accordance with its usual and customary practices for investments of this type), and at the Borrowers’ risk and reasonable expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in each such account. Moneys in each such account shall be applied by the relevant Applicable Collateral Agent, as applicable, to reimburse the applicable Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the

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reimbursement obligations of the U.S. Borrowers or the applicable International Borrowers, as the case may be, for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Required Lenders), be applied, in the case of moneys in the LC Collateral Account, to satisfy other Secured Obligations or, in the case of moneys in the Canadian LC Collateral Account or European LC Collateral Account, to satisfy other International Secured Obligations. If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrowers within three Business Days after all such Events of Default have been cured or waived.
           (l) LC Exposure Reporting. Each Issuing Bank shall, not later than 10:00 a.m., New York time, on each Business Day, notify each relevant Applicable Administrative Agent in reasonable detail as to the amount of the LC Exposure with respect to the Letters of Credit issued by such Issuing Bank.
          SECTION 2.07. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 3:00 p.m., Local Time, to the account of the relevant Applicable Administrative Agent; provided, that Swingline Loans shall be made as provided in Section 2.05. The relevant Applicable Administrative Agent will make such Loans available to the Borrower Representative by promptly crediting the amounts so received, in like funds, to the Funding Account(s); provided that ABR Loans or European Swingline Loans made to finance (i) the reimbursement of an LC Disbursement as provided in Section 2.06(e) shall be remitted by such Applicable Administrative Agent to the applicable U.S. Issuing Bank (if in respect of a U.S. Letter of Credit), the applicable Canadian Issuing Bank (if in respect of a Canadian Letter of Credit) or the applicable European Issuing Bank (if in respect of a European Letter of Credit) and (ii) a Protective Advance shall be retained by the relevant Applicable Administrative Agent and disbursed in its discretion. U.S. Loans and participations in U.S. Swingline Loans and U.S. Letters of Credit will be funded by each U.S. Revolving Lender pro rata in accordance with its Applicable Percentage of the U.S. Commitment. International A Loans and participations in International A Swingline Loans and International A Letters of Credit will be funded by each International A Revolving Lender pro rata in accordance with its Applicable Percentage of the International A Commitment. International B Loans and participations in European B Swingline Loans and International B Letters of Credit will be funded by each International B Revolving Lender pro rata in accordance with its Applicable Percentage of the International B Commitment.
          (b) Unless the relevant Applicable Administrative Agent shall have received notice from an applicable Lender prior to the proposed date of any Borrowing (or, in the case of any ABR Borrowing or Canadian Prime Rate Borrowing, prior to the time of such proposed Borrowing) that such Lender will not make available to such Applicable Administrative Agent such Lender’s share of such Borrowing, such Applicable Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if an applicable Lender has not in fact made its share of the applicable Borrowing available to such Applicable Administrative Agent, then the applicable Lender and the

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Borrowers severally agree to pay to such Applicable Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date of payment to such Applicable Administrative Agent at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by such Applicable Administrative Agent in accordance with banking industry rules on interbank compensation, or (ii) in the case of the Borrowers, the interest rate applicable to ABR Loans (in the case of Dollar denominated amounts), Canadian Prime Rate Loans (in the case of Canadian Dollar denominated amounts) or European Protective Advances, International U.S. Protective Advances or European Swingline Loans accruing interest at the Overnight LIBO Rate (in the case of Sterling or Euro denominated amounts). If such Lender pays such amount to such Applicable Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.
          SECTION 2.08. Interest Elections. (a) Each Revolving Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, (i) in the case of a Eurodollar Revolving Borrowing, shall have an initial Interest Period as specified in such Borrowing Request, and (ii) in the case of BA Drawings, shall have an initial Contract Period as specified in such Borrowing Request. Thereafter, the Borrower Representative may elect to convert such Borrowing to a Borrowing of a different Type, to convert BA Drawings to Canadian Prime Rate Loans, to convert Canadian Prime Rate Loans (other than Swingline Loans) into BA Drawings or to continue such Borrowing and, in the case of a Eurodollar Revolving Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.08. The Borrower Representative may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably (in accordance with the principal amount of the applicable Loans) among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section 2.08 shall not apply to Swingline Borrowings or Protective Advances, which may not be converted or continued.
          (b) To make an election pursuant to this Section, the Borrower Representative shall notify the (i) Administrative Agent, with respect to each U.S. Revolving Loan, (ii) the Canadian Administrative Agent (with a copy to the Administrative Agent), with respect to each Canadian Revolving Loan, and (iii) the European Administrative Agent (with a copy to the Administrative Agent), with respect to each International Revolving Loan (other than a Canadian Revolving Loan), in each case of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrowers were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election, subject to paragraph (f) below in the case of BA Drawings. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the relevant Applicable Administrative Agent (with a copy to the Administrative Agent if not the original recipient thereof) of a written Interest Election Request in a form approved by such Applicable Administrative Agent and signed by the Borrower Representative.

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          (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:
     (i) the Borrower, the Facility and the Borrowing to which such Interest Election Request applies, the relevant currency, and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);
     (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;
     (iii) whether the resulting Borrowing is to be an ABR Borrowing, a Eurodollar Borrowing or a Canadian Prime Rate Borrowing ; and
     (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.
If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrowers shall be deemed to have selected an Interest Period of one month’s duration.
          (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each applicable Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.
          (e) If the Borrower Representative fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted or continued to (i) an ABR Borrowing, in the case of a Eurodollar Borrowing of either U.S. Revolving Loans or Canadian Revolving Loans denominated in Dollars; (ii) a Canadian Prime Rate Borrowing, in the case of any BA Drawing; and (iii) a Eurodollar Borrowing with an Interest Period of one month, in the case of any International Revolving Loans (other than Canadian Revolving Loans). Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower Representative, then, so long as an Event of Default is continuing (i) no outstanding Revolving Borrowing may be converted to or continued as a Eurodollar Borrowing; (ii) no outstanding Canadian Prime Rate Loans may be converted to BA Drawings; and (iii) unless repaid, (A) each Eurodollar Borrowing of U.S. Revolving Loans or of Canadian Revolving Loans denominated in Dollars shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto, (B) each BA Drawing shall be converted to, or repaid with the proceeds of, a Canadian Prime Rate Borrowing at the end of the Contract Period applicable thereto, and (C) each Eurodollar Borrowing of International Revolving Loans (other than Canadian Revolving Loans) shall be converted at the end of the Interest Period applicable thereto to a Eurodollar Borrowing with an Interest Period of one

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month (or such shorter period as may be determined by the European Administrative Agent in its discretion).
          (f) At or before 12:00 noon (Local Time) three Business Days before the last day of the Contract Period of any BA Drawing, the Borrower Representative shall give to the Canadian Administrative Agent its written Interest Election Request in respect of such BA Drawing which shall specify either that the applicable Canadian Borrower intends to repay the maturing B/As on such date or to continue to issue B/As on such date to provide for the payment of the maturing B/As. If the Borrower Representative fails to deliver such timely notice with respect to a BA Drawing prior to the end of the Contract Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Contract Period such Borrowing shall be converted to Canadian Prime Rate Loans. Upon the conversion to or continuation of any Borrowing or portion thereof as a BA Drawing, the Discount Proceeds that would otherwise be payable to a Canadian Borrower by each International Revolving Lender pursuant to Section 2.21(d) in respect of such new BA Drawing shall be applied against the principal amount of such Borrowing (in the case of a conversion) or the reimbursement obligation owed to such Lender in respect of such maturing B/As (in the case of a continuation) (collectively, the “maturing amounts”) and the Canadian Borrowers shall pay to such International Revolving Lender an amount equal to the excess of the maturing amounts over such Discount Proceeds.
          SECTION 2.09. Termination and Reduction of Revolving Commitment; Increase in Revolving Commitment. (a) Unless previously terminated, the Revolving Commitment shall terminate on the Maturity Date.
          (b) The Borrowers may at any time terminate the Revolving Commitment upon (i) the payment in full in cash of all outstanding Loans, together with accrued and unpaid interest thereon and on any Letters of Credit; (ii) the cancellation and return of all outstanding Letters of Credit (or alternatively and without duplication, (A) (x) with respect to each U.S. Letter of Credit, the deposit in the LC Collateral Account of cash in the relevant currency equal to 103% of the U.S. LC Exposure, (y) with respect to each Canadian Letter of Credit, the deposit in the Canadian LC Collateral Account of cash in the relevant currency equal to 103% of the Canadian LC Exposure, or (z) with respect to each European Letter of Credit, the deposit in the European LC Collateral Account of cash in the relevant currency equal to 103% of the European LC Exposure, as of such date in accordance with Section 2.06(k); (B) with the consent of each relevant Applicable Administrative Agent and each applicable U.S. Issuing Bank (if in respect of U.S. Letters of Credit), each applicable Canadian Issuing Bank (if in respect of Canadian Letters of Credit) or each applicable European Issuing Bank (if in respect of European Letters of Credit), back-up standby letters of credit in the relevant currency equal to 103% of each of the U.S. LC Exposure, Canadian LC Exposure, European A LC Exposure and European B LC Exposure as of such date; or (C) the inclusion of such Letters of Credit in a credit facility that refinances the Obligations outstanding under this Agreement); (iii) the payment in full in cash of the accrued and unpaid fees; and (iv) the payment in full in cash of all reimbursable expenses and other Obligations, together with accrued and unpaid interest thereon.

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          (c) The Borrowers may from time to time reduce the Revolving Commitment and the Canadian Sublimit; provided that (i) each reduction shall be in an amount that is an integral multiple of $5,000,000 (or, if less, the aggregate remaining Revolving Commitment or Canadian Sublimit); (ii) each reduction to the Revolving Commitment shall be applied to the U.S. Commitment and the International Commitment ratably in accordance with the aggregate amount of such Commitments at such time; (iii) each reduction in the International Commitment to an amount less than the then effective Canadian Sublimit shall result in a dollar-for-dollar reduction in the Canadian Sublimit; and (iv) the Borrowers shall not reduce the Revolving Commitment, the Canadian Sublimit the International A Commitment or the International B Commitment if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.10, the Borrowers would not be in compliance with the Revolving Exposure Limitations.
          (d) The Borrower Representative shall notify each Applicable Administrative Agent of any election to terminate or reduce the Revolving Commitment, in each case under paragraph (b) or (c) of this Section at least five Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the relevant Applicable Administrative Agent shall advise the U.S. Revolving Lenders, the International A Revolving Lenders or the International B Revolving Lenders, as applicable, of the contents thereof. Each notice delivered by the Borrower Representative pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitment delivered by the Borrower Representative may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower Representative (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Revolving Commitment shall be permanent. Each reduction of the Revolving Commitment shall be made ratably among the Lenders in accordance with their respective Revolving Commitment.
          (e) The Borrowers shall have the right to increase the Revolving Commitment by obtaining additional Revolving Commitments, either from one or more of the Lenders or another lending institution; provided that (i) any such request for an increase shall be in a minimum amount of $10,000,000, (ii) the Borrower Representative, on behalf of the Borrowers, may make a maximum of five such requests, (iii) the Administrative Agent has approved the identity of any such new Lender, such approval not to be unreasonably withheld, (iv) any such new Lender assumes all of the rights and obligations of a “Lender” hereunder, (v) any such additional Revolving Commitment shall be on the same terms as the other Revolving Commitment, (vi) the procedures described in Section 2.09(f) have been satisfied and (vii) each such increase shall increase the U.S. Commitment and the International Commitment ratably in accordance with the aggregate amount of such Commitments at such time.
          (f) Any amendment hereto for such an increase or addition shall be in form and substance satisfactory to the Administrative Agent and shall only require the written signatures of the Administrative Agent, the Borrowers and the Lender(s) being added or increasing their Revolving Commitment, subject only to the approval of all Lenders if any such increase would cause the Revolving Commitment to exceed $700,000,000. As a

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condition precedent to such an increase, (1) the Borrower Representative shall deliver to the Administrative Agent a certificate of each Loan Party (in sufficient copies for each Lender) signed by an authorized officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Borrowers, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article III and the other Loan Documents are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (B) no Default exists; and (2) the Indenture shall have been amended in accordance with the terms thereof to provide that the incremental Indebtedness incurred pursuant to this Section 2.09 (in addition to all the other Indebtedness outstanding pursuant to this Agreement) is excepted from the requirements of Section 4.04 of the Indenture.
          (g) Within a reasonable time after the effective date of any increase, the Administrative Agent shall, and is hereby authorized and directed to, revise the Revolving Commitment Schedule to reflect such increase and shall distribute such revised Revolving Commitment Schedule to each of the Lenders and the Borrowers, whereupon such revised Revolving Commitment Schedule shall replace the old Revolving Commitment Schedule and become part of this Agreement. On the Business Day following any such increase, all outstanding ABR Loans shall be reallocated among the Lenders (including any newly added Lenders) in accordance with the Lenders’ respective revised Applicable Percentages. Eurodollar Loans shall not be reallocated among the Lenders prior to the expiration of the applicable Interest Period in effect at the time of any such increase; provided that if an Event of Default occurs after the date of any such increase but prior to the reallocation of the Eurodollar Loans such Loans shall, subject to Section 2.16, be reallocated among the Lenders pro rata in accordance with their Revolving Commitment.
          SECTION 2.10. Repayment and Amortization of Loans and B/As; Evidence of Debt. (a) The Borrowers hereby unconditionally promise to pay (i) to the Administrative Agent, for the account of each U.S. Revolving Lender, (ii) the Canadian Administrative Agent, for the account of each International Revolving Lender with respect to the Canadian Borrowers, (iii) the European Administrative Agent, for the account of each applicable International Revolving Lender, with respect to the International Borrowers (other than the Canadian Borrowers), the then unpaid principal amount of each Revolving Loan on the Maturity Date, (iv) to the Canadian Administrative Agent for the account of each applicable International Revolving Lender, the then unpaid principal amount of any BA Drawing in accordance with Section 2.21, and (v) the then unpaid amount of each Protective Advance on the earlier of the Maturity Date and demand by the Administrative Agent (with respect to the U.S. Protective Advances), the Canadian Administrative Agent (with respect to the Canadian Protective Advances) or the European Administrative Agent (with respect to the European Protective Advances and International U.S. Protective Advances).
          (b) On each Business Day during a Dominion Period, (i) the Administrative Agent shall apply all funds credited to the Collection Deposit Accounts of the U.S. Loan Parties as of the previous Business Day (whether or not immediately available), first, to prepay any Protective Advances that may be outstanding, second, to prepay the Swingline

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Loans that may be outstanding, and, third, pro rata, to prepay the Revolving Loans that may be outstanding (without a corresponding reduction in the Revolving Commitment) and to deposit in the LC Collateral Account cash in an amount equal to 103% of the U.S. LC Exposure at such time, in the Canadian LC Collateral Account cash in an amount equal to 103% of the Canadian LC Exposure at such time and in the European LC Collateral Account cash in an amount equal to 103% of the European LC Exposure at such time. Any such application of funds shall, as to each of priority first, second and third above, be made from the Collection Deposit Accounts of the U.S. Loan Parties, first, in respect of the Obligations of the U.S. Borrowers, and, second, in respect of the Obligations of the International Borrowers; and (ii) the Administrative Agent and the European Administrative Agent, as applicable, shall apply all funds credited to the Canadian Collection Deposit Account and the European Collection Deposit Account, respectively, as of the previous Business Day (whether or not immediately available), first, to prepay any International Protective Advances that may be outstanding, second, to prepay the International Swingline Loans that may be outstanding, and, third, pro rata, to prepay the International Revolving Loans that may be outstanding (without a corresponding reduction in the International A Commitment or International B Commitment, as applicable) and to deposit in the Canadian LC Collateral Account cash in an amount equal to 103% of the Canadian LC Exposure at such time and in the European LC Collateral Account cash in an amount equal to 103% of the European LC Exposure at such time. Any such application of funds shall be made from the Canadian Collection Deposit Account and the European Collection Deposit Accounts in respect of the Obligations of the Canadian Borrowers and the European Borrowers.
          (c) All amounts applied pursuant to clause (b) above (i) to U.S. Obligations shall be applied pro rata as among the U.S. Revolving Lenders in accordance with their respective aggregate outstanding amounts of U.S. Revolving Loans and (ii) to International Obligations shall be applied pro rata as among the International Revolving Lenders in accordance with their respective aggregate outstanding amounts of International Revolving Loans.
          (d) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.
          (e) Each Applicable Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by such Applicable Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.
          (f) The entries made in the accounts maintained pursuant to paragraph (e) or (f) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or any Applicable Administrative Agent to maintain such accounts or any error therein shall not in any manner

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affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.
          (g) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).
          SECTION 2.11. Prepayment of Loans and B/As. (a) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (f) of this Section, except that the Borrowers shall not prepay any BA Drawings except on the last day of the Contract Period applicable thereto (subject to any mandatory prepayment requirements hereunder).
          (b) In the event and on such occasion that the Borrowers are not in compliance with the Revolving Exposure Limitations, the Borrowers shall promptly prepay (or, in the case of the LC Exposure, cash collateralize) the Revolving Loans, LC Exposure and/or Swingline Loans in an aggregate amount that, after giving effect to such prepayments or cash collateralizations the Borrowers shall be in compliance with the Revolving Exposure Limitations.
          (c) If the Administrative Agent determines that the outstanding principal Dollar Amount of all outstanding Letters of Credit issued exceeds any limitation set forth in the last sentence of Section 2.06(b), then not later than one Business Day after notice of the amount of such excess from the Administrative Agent to the Borrower Representative, the U.S. Borrowers shall deposit in the LC Collateral Account cash in an amount equal to such excess (to be held as cash collateral in accordance with Section 2.06(k)).
          (d) During a Dominion Period, in the event and on each occasion that any Net Proceeds are received by or on behalf of any Loan Party in respect of any Prepayment Event, the Borrowers shall, immediately after such Net Proceeds are received by any Loan Party, prepay the Obligations as set forth in Section 2.11(f) below in an aggregate amount equal to 100% of such Net Proceeds to the extent that such Obligations are then outstanding; provided that, in the case of any event described in paragraph (a) or (b) of the definition of the term “Prepayment Event”, if the Borrower Representative shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Loan Parties intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 180 days after receipt of such Net Proceeds, to acquire (or replace or rebuild) real property, equipment or other tangible assets (excluding inventory) to be used in the business of the Loan Parties, and certifying that no Default has occurred and is continuing, then if the Net Proceeds specified in such certificate are to be applied by (A) the Borrowers, then such Net Proceeds shall be applied by the Administrative Agent to reduce the outstanding principal balance of the relevant Revolving Loans (without a permanent reduction of the Revolving Commitment)

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and upon such application, the Administrative Agent shall establish a Reserve against the Borrowing Base in an amount equal to the amount of such proceeds so applied and (B) any Loan Party that is not a Borrower, then such Net Proceeds shall be deposited in a cash collateral account and in either case, thereafter, such funds shall be made available to the applicable Loan Party as follows:
     (1) the Borrower Representative shall request a Revolving Loan (specifying that the request is to use Net Proceeds pursuant to this Section) or the applicable Loan Party shall request a release from the cash collateral account be made in the amount needed;
     (2) so long as the conditions set forth in Section 4.02 have been met, the Revolving Lenders shall make such Revolving Loan or the Administrative Agent shall release funds from the cash collateral account; and
     (3) in the case of Net Proceeds applied against the Revolving Loan, the Reserve established with respect to such insurance proceeds shall be reduced by the amount of such Revolving Loan;
provided that to the extent of any such Net Proceeds therefrom that have not been so applied by the end of such 180 day period, at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied; provided further that the Borrowers shall not be permitted to make elections to use Net Proceeds to acquire (or replace or rebuild) equipment or other tangible assets (excluding inventory) with respect to Net Proceeds in any fiscal year in an aggregate amount in excess of $50,000,000.
          (e) In the event that the IP Secured Financing is consummated, the Net Proceeds that are received by or on behalf of any Loan Party shall, as provided in the definition of “IP Secured Financing” be applied to prepay the Obligations as set forth in Section 2.11(f) below in an aggregate amount equal to 100% of such Net Proceeds to the extent that such Obligations are then outstanding.
          (f) All such amounts pursuant to Sections 2.11(d) and (e) shall be applied, first, to prepay any Protective Advances that may be outstanding, pro rata, and, second, to prepay the Revolving Loans (including Swingline Loans) without a corresponding reduction in the Revolving Commitment and, except in the case of amounts due pursuant to paragraph (e) above, to cash collateralize outstanding LC Exposure. If the precise amount of insurance or condemnation proceeds allocable to Inventory as compared to equipment, fixtures and real property is not otherwise determined, the allocation and application of those proceeds shall be determined by the Administrative Agent, in its Permitted Discretion. Notwithstanding the foregoing, any such application of proceeds from Collateral securing solely the International Secured Obligations shall be made solely in respect of the International Secured Obligations.
          (g) The Borrower Representative shall notify each relevant Applicable Administrative Agent (and, in the case of prepayment of a Swingline Loan, each applicable Swingline Lender) by telephone (confirmed by facsimile) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 10:00 a.m., Local Time,

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three Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Borrowing, a Canadian Prime Rate Borrowing, or European Protective Advance, International U.S. Protective Advance or European Swingline Loan that accrues interest at the Overnight LIBO Rate, not later than 10:00 a.m., Local Time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Revolving Commitment as contemplated by Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09. Promptly following receipt of any such notice relating to a Revolving Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Revolving Borrowing shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Revolving Borrowing shall be applied ratably to the Revolving Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.
          SECTION 2.12. Fees. (a) The U.S. Borrowers agree to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at a rate equal to (i), if the average daily unused portion of the Revolving Commitment is greater than 50% of the total Revolving Commitment during the period in respect of which the payment is being made, 0.50% per annum, and (ii), if the average daily unused portion of the total Revolving Commitment is less than or equal to 50% of the total Revolving Commitment during the period in respect of which the payment is being made, 0.375% per annum, in each case on the average daily amount of the Available Revolving Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which the Lenders’ Revolving Commitment terminates. Accrued commitment fees shall be payable in arrears on the first day of each calendar month and on the date on which the Revolving Commitment terminates, commencing on the first such date to occur after the Effective Date. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).
          (b) The (i) U.S. Borrowers agree to pay to the Administrative Agent for the account of each U.S. Revolving Lender a participation fee with respect to its participations in U.S. Letters of Credit, (ii) Canadian Borrowers agree to pay to the Canadian Administrative Agent for the account of each International Revolving Lender a participation fee with respect to its participations in Canadian Letters of Credit, (iii) the European A Borrowers agree to pay to the European Administrative Agent for the account of each International A Revolving Lender a participation fee with respect to their respective participations in European A Letters of Credit and (iv) the European B Borrowers agree to pay to the European Administrative Agent for the account of each International B Revolving Lender a participation fee with respect to their respective participations in European B Letters of Credit, which, in each case, shall accrue at the same Applicable Rate used to determine the interest rate applicable to Eurodollar Loans (or, in the case of Commercial Letters of Credit that do not provide for the presentation of a time draft, 50% of such Applicable Rate) on the average daily amount of such Lender’s applicable LC Exposure (excluding any portion thereof attributable to

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unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Revolving Lender ceases to have any LC Exposure. In addition, each Borrower agrees to pay to the applicable Issuing Bank with respect to each Standby Letter of Credit and/or bank guarantee issued as a European Letter of Credit issued for the account of such Borrower a fronting fee, which shall accrue at the rate of 0.1% per annum on the average daily amount of the Standby LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) or the amount of such bank guarantee, as applicable, during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitment and the date on which there ceases to be any LC Exposure, as well as the applicable Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of each calendar quarter shall be payable on the first day of each January, April, July and October following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitment terminates and any such fees accruing after the date on which the Revolving Commitment terminates shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees payable pursuant to this paragraph (b) shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).
          (c) The U.S. Borrowers agree to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrowers and the Administrative Agent.
          (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the appropriate Applicable Administrative Agent (or to the applicable Issuing Bank in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances.
          SECTION 2.13. Interest. (a) The Loans comprising each ABR Borrowing (including each applicable Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate.
          (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.
          (c) Each (i) U.S. Protective Advance and Canadian Protective Advance denominated in Dollars shall bear interest at the Alternate Base Rate plus the Applicable Rate plus 2%; (ii) Canadian Protective Advance denominated in Canadian Dollars shall bear interest at the Canadian Prime Rate plus the Applicable Rate plus 2%; and (iii) European Protective Advance and International U.S. Protective Advance shall bear interest at the Overnight LIBO Rate plus the Applicable Rate plus 2%.

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          (d) The Loans comprising each Canadian Prime Rate Borrowing shall bear interest at the Canadian Prime Rate plus the Applicable Rate.
          (e) The European Swingline Loans shall bear interest at the Overnight LIBO Rate plus the Applicable Rate.
          (f) Notwithstanding the foregoing, during the occurrence and continuance of any Event of Default under paragraph (a) of Article VII, the Administrative Agent or the Required Lenders may, at their option, by notice to the Borrower Representative (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 9.02 requiring the consent of “each Lender affected thereby” for reductions in interest rates), declare that (i) all Loans that are subject to such Event of Default shall bear interest at 2% plus the rate otherwise applicable to such Loans as provided in the preceding paragraphs of this Section or (ii) in the case of any other amounts outstanding hereunder that are subject to such Event of Default, (x) if such amount is denominated in Dollars, such amount shall accrue at 2% plus the rate applicable to such fee or other obligation as provided hereunder (or, if no such interest rate is specified, at a rate of interest equal to 2% plus the rate otherwise applicable to ABR Loans), (y) if such amount is denominated in Canadian Dollars, such amount shall accrue at 2% plus the rate applicable to Canadian Prime Rate Loans as provided in paragraph (d) of this Section, and (z) if such amount is denominated in Euros or Sterling, such amount shall accrue at 2% plus the rate applicable to European Swingline Loans accruing interest at the Overnight LIBO Rate as provided in paragraph (e) of this Section 2.13, provided that interest on any such overdue amount with respect to European Loans extended to any French Borrower or any Belgian Borrower accruing as described in clause (i) above shall be compounded only in compliance with Article 1154 of the French Civil Code (as amended) and Article 1154 of Belgium’s Civil Code (as amended), respectively, provided, that such interest will remain immediately due and payable.
          (g) Accrued interest on each Loan (for ABR Loans and European Protective Advances, International U.S. Protective Advances and European Swingline Loans accruing interest at the Overnight LIBO Rate, accrued through the last day of the prior calendar month) shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Revolving Commitment; provided that (i) interest accrued pursuant to paragraph (f) of this Section 2.13 shall be payable on demand; (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan or Canadian Prime Rate Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment; and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. Accrued interest shall be payable (i) to the Administrative Agent, for the account of each U.S. Revolving Lender, ratably with respect to interest on any U.S. Revolving Loan or any U.S. Swingline Loan; (ii) to the Administrative Agent, with respect to interest on any U.S. Protective Advance; (iii) to the Canadian Administrative Agent, for the account of each applicable International Revolving Lender, ratably with respect to interest on any Canadian Revolving Loan or any Canadian Swingline Loan; (iv) to the Canadian Administrative Agent, with respect to interest on any Canadian Protective Advance; (v) to the European Administrative Agent, for the account of each International A Revolving Lender, ratably with

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respect to interest on any International A Revolving Loan (other than a Canadian Revolving Loan) or any European A Swingline Loan; (vi) to the European Administrative Agent, for the account of each International B Revolving Lender, ratably with respect to interest on any International B Revolving Loan (other than a Canadian Revolving Loan) or any European B Swingline Loan; and (vii) to the European Administrative Agent, with respect to interest on any European Protective Advance or any International U.S. Protective Advance.
          (h) All interest hereunder shall be computed on the basis of a year of 360 days, except that the Acceptance Fee, the interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate and interest on Loans and Letters of Credit denominated in Sterling shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Canadian Prime Rate, Discount Rate, Adjusted LIBO Rate, Overnight LIBO Rate or LIBO Rate shall be determined by each Applicable Administrative Agent, and each such determination shall be conclusive absent manifest error.
          (i) For purposes of the Interest Act (Canada) and disclosure thereunder, whenever any interest or any fee to be paid hereunder or under any other Loan Document is to be calculated on the basis of a 360-day year or any other period of time less than a calendar year, the yearly rate of interest or fees to which the rate used in such calculation is equivalent, is the rate so used multiplied by the actual number of days in the applicable calendar year and divided by 360 or such other period of time.
          (j) To comply with the provisions of Articles L.313-4 and R.313-1 of the French Monetary and Financial Code, as amended, and Articles L.313-1, L.313-2 and R.313-1 to R.313-5 of the French Consumer Code, as amended, any French Borrower and the International B Revolving Lenders agree that the effective global interest rate for each of the European B Revolving Loans extended to such French Borrower cannot be calculated, as of the European Borrower Effective Date relating to such French Borrower, for the duration of this Agreement; provided, that a letter which sets forth a sample calculation of interest on such European B Revolving Loans shall be provided to each French Borrower by the European Administrative Agent on the Borrower Effective Date relating to such French Borrower and prior to the making of the initial European B Revolving Loan to such French Borrower. The French Borrowers and the International B Revolving Lenders agree and acknowledge that such letter shall form an integral part of this Agreement.
          (k) In the event any Spanish Borrower fails to timely pay any amount due and payable under the Agreement, it shall pay interest in respect of such amounts due and unpaid in accordance with Article 316 of Spain’s Commercial Code (Código de Comercio), as amended, which shall accrue at the applicable rate calculated in accordance with this subclause (l). Such interest due and unpaid by a Spanish Borrower shall be capitalized on a monthly basis for the purposes of Article 316 et. seq. of Spain’s Commercial Code (Código de Comercio), as amended.
          (l) If at any time the rate of interest payable by any Italian Borrower under this Agreement exceeds the maximum rate permitted by the Italian law 7 March 1996 No. 108

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(disposizioni in materia di usura) and related regulations, in each case as amended, the rate of interest payable by such Italian Borrower shall be the maximum rate permitted to be payable under such law and regulations.
          (m) All interest hereunder shall be paid in the currency in which the Loan giving rise to such interest is denominated.
          SECTION 2.14. Alternate Rate of Interest.
     (a) If prior to the commencement of any Interest Period for a Eurodollar Borrowing:
          (i) any Applicable Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period for any currency; or
          (ii) any Applicable Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period and for such currency will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) of such currency included in such Borrowing for such Interest Period;
then such Applicable Administrative Agent shall give notice thereof to the Borrower Representative and the Lenders by telephone or facsimile as promptly as practicable thereafter and, until such Applicable Administrative Agent notifies the Borrower Representative and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any applicable Revolving Borrowing to, or continuation of any applicable Revolving Borrowing as, a Eurodollar Borrowing of such currency shall be ineffective, and (ii) any such request for a continuation of any applicable Eurodollar Borrowing of (A) (in the event that the currency so affected is Dollars) Revolving Loans denominated in Dollars shall be deemed to be a request to convert such Borrowing to an ABR Borrowing, (B) (in the event that the currency so affected is Canadian Dollars), International Revolving Loans denominated in Canadian Dollars shall be deemed to be a request to convert such Borrowing to a Canadian Prime Rate Borrowing and (C) (in the event that the currency so affected is neither Dollars nor Canadian Dollars), all International Revolving Loans denominated in such affected currency shall be deemed to be a request to convert such Borrowing to an Alternate Rate Borrowing.
     (b) If at any time the European Administrative Agent or any European Swingline Lender determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Overnight LIBO Rate or the Overnight LIBO Rate will not adequately and fairly reflect the cost to the European Administrative Agent or such European Swingline Lender, as applicable, of making or maintaining any European Protective Advance, International U.S. Protective Advance or European Swingline Loan that accrues interest at the Overnight LIBO Rate, as applicable, then the European Administrative Agent or such European Swingline

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Lender, as applicable, shall give notice thereof to the Borrower Representative by telephone or facsimile as promptly as practicable thereafter and, until the European Administrative Agent or such European Swingline Lender, as applicable, notifies the Borrower Representative that the circumstances giving rise to such notice no longer exist, the European Protective Advances, International U.S. Protective Advances and European Swingline Loans that accrue interest at the Overnight LIBO Rate shall be made as an Alternate Rate Borrowing.
          SECTION 2.15. Increased Costs. (a) If any Change in Law shall:
     (i) impose, modify or deem applicable any reserve, special deposit or similar requirement (other than any Taxes) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate or Overnight LIBO Rate) or Issuing Bank; or
     (ii) impose on any Lender or Issuing Bank, or the London interbank market, any other condition affecting this Agreement, Eurodollar Loans, or European Protective Advances, International U.S. Protective Advances and European Swingline Loans that accrue interest at the Overnight LIBO Rate, Bankers’ Acceptances of BA Equivalent Loans made by such Lender or Letter of Credit (or any participation therein);
and the result of any of the foregoing shall be (A) to increase the cost to such Lender of making or maintaining any such Eurodollar Loan, European Protective Advance, International U.S. Protective Advance or European Swingline Loan (or of maintaining its obligation to make any such Loan), (B) to increase the cost to such Lender or such Issuing Bank of participating in, issuing or maintaining any Letter of Credit, (C) to increase the cost to such Lender of participating in or of purchasing or accepting Bankers’ Acceptances or (D) to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.
     (b) If any Lender or Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or Letters of Credit held by, such Lender or Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company for any such reduction suffered.
     (c) A certificate of a Lender or Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as the

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case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. The Borrowers shall pay such Lender or Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.
          (d) Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender or Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or Issuing Bank, as the case may be, notifies the Borrower Representative of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.
          SECTION 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09(d) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower Representative pursuant to Section 2.19, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate (including the Applicable Rate) that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for Dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.
          SECTION 2.17. Taxes. (a) Each payment by any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, unless such deduction or withholding is required by applicable law. If any applicable Withholding Agent determines, in its sole discretion exercised in good faith, that it is so required to deduct or withhold Taxes, then such Withholding Agent may so deduct or withhold and shall timely pay the full amount of withheld Taxes to the relevant Governmental Authority in accordance with

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applicable law. If such Taxes are Indemnified Taxes, then the amount to be paid by the Loan Parties shall be increased as necessary so that, net of such withholding (including any deduction or withholding applicable to additional amounts payable under this Section), the applicable recipient of such payment receives the amount it would have received had no such deduction or withholding been made.
          (b) The Loan Parties shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.
          (c) The Loan Parties shall jointly and severally indemnify each Lender Party, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes paid by any Lender Party, on or with respect to any payment by or on account of any obligation of the Loan Parties under any Loan Document (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower Representative by the applicable Lender Party or by any Applicable Administrative Agent, on its own behalf or on behalf of any other Lender Party, shall be conclusive absent manifest error.
          (d) Each Lender and Issuing Bank shall indemnify each Loan Party and any Applicable Administrative Agent, within 10 days after written demand therefor, for the full amount of any Taxes described in clauses (c) and (d) of the definition of “Excluded Taxes” that are imposed on amounts paid to such Lender or Issuing Bank by such Loan Party or any Applicable Administrative Agent on or with respect to any payment by or on account of any obligation of any Loan Party under any Loan Document and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the applicable Lender or Issuing Bank by the Loan Party or any Applicable Administrative Agent shall be conclusive absent manifest error. The Loan Party or any Applicable Administrative Agent, as applicable, shall notify the applicable Lender or Issuing Bank of the incurrence or assertion of such liability within a reasonable time after the incurrence or assertion. Each Lender and Issuing Bank hereby authorizes each Applicable Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or Issuing Bank, as the case may be, under this Agreement or any other Loan Document against any amount due to any Applicable Administrative Agent under this Section 2.17(d).
          (e) As soon as practicable after any payment of Indemnified Taxes by a Loan Party to a Governmental Authority, such Loan Party or the Borrower Representative shall deliver to the relevant Applicable Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to such Applicable Administrative Agent.

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          (f) (i) Any Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which any Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under any Loan Document shall deliver to the Borrower Representative and any relevant Applicable Administrative Agent, at the time or times prescribed by applicable law or reasonably requested in writing by the Borrower Representative or such Applicable Administrative Agent, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower Representative or each such Applicable Administrative Agent as will permit such payments to be made without withholding or at a reduced rate. In addition, any Lender shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower Representative or the relevant Applicable Administrative Agent as will enable the Borrower Representative or any such Applicable Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Upon the reasonable request of the Borrower Representative or the relevant Applicable Administrative Agent, any Lender shall update any form or certification previously delivered pursuant to this Section. If any such form or certification expires or becomes obsolete or inaccurate in any respect with respect to a Lender, such Lender shall promptly (and in any event within 10 days after such expiration, obsolescence or inaccuracy) notify the Borrower Representative and each such Applicable Administrative Agent in writing of such expiration, obsolescence or inaccuracy; provided that in no event shall a Lender be liable to the Borrower, any such Applicable Administrative Agent or any other Person for failing to provide the notification referenced in this sentence.
          (ii) Without limiting the generality of the foregoing, if any Borrower is a U.S. Person, any Lender with respect to such Borrower shall, if it is legally eligible to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies reasonably requested by the Borrower Representative and the Administrative Agent) on or prior to the date on which such Lender becomes a party hereto, duly completed and executed copies of whichever of the following is applicable:
(A) in the case of a Lender that is a U.S. Person, IRS Form W-9;
(B) in the case of a Lender (other than a U.S. Person) claiming the benefits of an income tax treaty to which the United States is a party (1) with respect to payments of interest under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (2) with respect to all other payments under any Loan Document, IRS Form W-8BEN establishing an exemption from U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(C) in the case of a Lender (other than a U.S. Person) for whom payments under any Loan Document constitute income that is effectively connected with such Lender’s conduct of a trade or business in the United States, IRS Form W-8ECI;

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(D) in the case of a Lender (other than a U.S. Person) claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code both (1) IRS Form W-8BEN and (2) a certificate substantially in the form of Exhibit F (a “U.S. Tax Compliance Certificate”) to the effect that such Lender is not (a) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (b) a “10 percent shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of the Code, (c) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (d) conducting a trade or business in the United States with which the relevant interest payments are effectively connected;
(E) in the case of a Lender (other than a U.S. Person) that either is not the beneficial owner of payments made under any Loan Document or is a partnership (1) an IRS Form W-8IMY on behalf of itself and (2) the relevant forms prescribed in clauses (A), (B), (C), (D) and (F) of this paragraph (f)(ii) that would be required of each such beneficial owner or partner of such partnership if such beneficial owner or partner were a Lender; or
(F) any other form prescribed by law as a basis for claiming exemption from, or a reduction of, U.S. federal withholding Tax together with such supplementary documentation necessary to enable the Borrower Representative or the Administrative Agent to determine the amount of Tax (if any) required by law to be withheld.
          (g) If any recipient of any payment to be made by or on account of any obligation of a Loan Party under any Loan Document determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including additional amounts paid by any Loan Party pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) of each such Person and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of any such Person, shall repay to such Person the amount paid to such indemnifying party pursuant to the previous sentence (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event any such Person is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph, in no event will any such Person be required to pay any amount to any Loan Party pursuant to this paragraph if such payment would place any such Person in a less favorable position (on a net after-Tax basis) than any such Person would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any such Person to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to any Loan Party or any other Person.
          (h) If a payment made to a Lender or Issuing Bank under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender or Issuing Bank were to fail to comply with the applicable reporting requirements of FATCA

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(including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender or Issuing Bank shall deliver to the Withholding Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Withholding Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Withholding Agent as may be necessary for the Withholding Agent to comply with its obligations under FATCA, to determine that such Lender or Issuing Bank has or has not complied with such Lender’s or Issuing Bank’s obligations under FATCA and, as necessary, to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.17(h), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
          (i) Any payments by any Loan Party under any Loan Document which (in whole or in part) constitute consideration for a supply for VAT purposes shall be deemed to be exclusive of any VAT which is chargeable in connection therewith. If, in connection with any payments by any Loan Party under any Loan Document, VAT is chargeable to any Lender Party, such Loan Party shall promptly pay to each such Lender Party an amount equal to the amount of such VAT (and each such Lender Party shall, promptly following a request therefor by the Borrower Representative, provide an appropriate VAT invoice to the Borrower Representative).
          (j) For the avoidance of doubt and without duplication, where any Loan Party is required under any Loan Document to reimburse any Applicable Administrative Agent, any Applicable Collateral Agent, the U.S. Collateral Agent, or any other Lender Party, as the case may be, for any costs or expenses, that Loan Party shall also at the same time pay and indemnify each such Applicable Administrative Agent, Applicable Collateral Agent, U.S. Collateral Agent, or other Lender Party, as the case may be, against all VAT and any stamp duty, registration or other similar tax payables, in each case incurred in connection with the entry into, performance or enforcement of any Loan Document.
          SECTION 2.18. Payments Generally; Allocation of Proceeds; Sharing of Set-offs. (a) The Borrowers shall make each payment required to be made by them hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to 2:00 p.m., Local Time, on the date when due, in immediately available funds, without set off or counterclaim. All payments (i) in respect of Loans (and interest thereon) and LC Exposure shall, except as expressly set forth herein, be made in the same currency in which such Loan was made or Letter of Credit issued, and (ii) in respect of all other amounts payable hereunder or under other Loan Documents shall be paid in Dollars. All such payments shall be made and allocated, (x) in the case of the U.S. Loans, for the account of the U.S. Revolving Lenders, pro rata in accordance with the respective unpaid principal amounts of such U.S. Loans and the U.S. LC Exposure, and (y) in the case of the applicable International Loans, for the account of the International Revolving Lenders, pro rata in accordance with the respective unpaid principal amounts of such International Loans and International LC Exposure, in each case made to the applicable Borrower held by them. Any amounts received after such time on any date may, in the discretion of each Applicable Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments

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shall be made to the Administrative Agent at its offices at 10 South Dearborn Street, 22nd Floor, Chicago, Illinois, except that (i) payments of Canadian Loans and LC Disbursements or fronting fees that are payable to any Canadian Issuing Bank, shall be made to the Canadian Administrative Agent at its offices at 200 Bay Street, Royal Bank Plaza, Floor 18, Toronto M57 2J2 Canada; (ii) payments of International Loans (except as provided in the preceding clause (i)) and LC Disbursements or fronting fees that are payable to any European Issuing Bank shall be made to the European Administrative Agent at its offices at 125 London Wall, London EC2Y 5AJ, United Kingdom; and (iii) payments to be made directly to an Issuing Bank or Swingline Lender shall be paid as expressly provided herein; provided,that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. Each Applicable Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient, in like funds, promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.
          (b) Any proceeds of Collateral received by any Applicable Collateral Agent after an Event of Default has occurred and is continuing and if such Applicable Collateral Agent so elects, or the Required Lenders so direct, shall be applied ratably (based in respect of each of the following separate categories, computed independently of the other categories, on each Lender Party’s interest in the aggregate specific type of outstanding Secured Obligations described within (and only within) each specific category of Secured Obligations listed respectively below), first, to pay any fees, indemnities or expense reimbursements, including amounts then due to any Applicable Administrative Agent, any Applicable Collateral Agent and each Issuing Bank from the Borrowers (other than in connection with Banking Services, Swap Obligations or Open Account Obligations), second, to pay any fees or expense reimbursements then due to the Lenders from the Borrowers (other than in connection with Banking Services, Swap Obligations or Open Account Obligations), third, to pay interest due in respect of the Protective Advances, fourth, to pay the principal of the Protective Advances, fifth, to pay interest then due and payable on the Loans (other than the Protective Advances), sixth, to prepay principal on the Loans (other than the Protective Advances) and LC Disbursements, seventh, to deposit in the U.S. LC Collateral Account, the Canadian LC Collateral Account and the European LC Collateral Account cash (as provided in Section 2.06(k)) collateral equal to 103% of the sum of the U.S. LC Exposure, Canadian LC Exposure and European LC Exposure, as the case may be, to be held as cash collateral for the Secured Obligations (in the case of amounts on deposit in the U.S. LC Collateral Account) and the International Secured Obligations (in the case of amounts on deposit in the Canadian LC Collateral Account and European LC Collateral Account), as the case may be, eighth, to pay (i) the Citibank Open Account Obligations in an aggregate amount up to the Citibank Open Account Cap and (ii) the other Open Account Obligations in an aggregate amount up to the applicable Open Account Other Cap with respect to each Other Open Account Agreement related thereto, ninth, to payment of any amounts owing with respect to Banking Services and Swap Obligations, tenth, to the payment of any other Secured Obligation due to any Lender Party by the Borrowers, and, eleventh, to pay the Open Account Excess Obligations. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower Representative, or unless an Event of Default is in existence, no Applicable

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Collateral Agent, Applicable Administrative Agent or Lender shall apply any payment which it receives to any Eurodollar Loan, except (a) on the expiration date of the Interest Period applicable to any such Eurodollar Loan or (b) in the event, and only to the extent, that there are no outstanding ABR Loans (with respect to payments on the U.S. Revolving Loans), or European Protective Advances, International U.S. Protective Advances or European Swingline Loans accruing interest at the Overnight LIBO Rate or Canadian Prime Rate Loans (with respect to payments on the Canadian Revolving Loans) and, in any such event, the Borrowers shall pay the break funding payment required in accordance with Section 2.16. Each Applicable Administrative Agent, each Applicable Collateral Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply all such proceeds and payments to any portion of the Secured Obligations. Notwithstanding the foregoing, any such application of proceeds from Collateral securing solely the International Secured Obligations shall be made solely in respect of International Secured Obligations.
          (c) At the election of each Applicable Administrative Agent, all payments of principal, interest, LC Disbursements, Open Account Obligations, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees and expenses pursuant to Section 9.03), and other sums payable under the Loan Documents, may be paid from the proceeds of Borrowings made hereunder whether made following a request by the Borrower Representative pursuant to Section 2.03 or a deemed request as provided in this Section or (following substantially contemporaneous notice to the Borrower Representative, except that delivery of such notice shall not be required during the continuance of any Event of Default and no Applicable Administrative Agent shall have any liability, in any event, for failing to deliver such notice) may be deducted from any deposit account of any Borrower maintained with any Applicable Administrative Agent or any Applicable Collateral Agent. Each Borrower hereby irrevocably authorizes (i) each Applicable Administrative Agent to make a Borrowing for the purpose of paying each payment referred to in the preceding sentence and agrees that all such amounts charged shall constitute Loans (including Swingline Loans, but such a Borrowing may only constitute a Protective Advance if it is to reimburse costs, fees and expenses as described in Section 9.03) and that all such Borrowings shall be deemed to have been requested pursuant to Sections 2.03, 2.04 or 2.05, as applicable and (ii) each Applicable Administrative Agent and each Applicable Collateral Agent (following substantially contemporaneous notice to the Borrower Representative, except that delivery of such notice shall not be required during the continuance of any Event of Default and no Applicable Administrative Agent or Applicable Collateral Agent shall have any liability, in any event, for failing to deliver such notice) to charge any deposit account of any Borrower maintained with such Applicable Administrative Agent or Applicable Collateral Agent for each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents.
          (d) If any Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that

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the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant. Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.
          (e) Unless the Administrative Agent shall have received notice from the Borrower Representative prior to the date on which any payment is due to any Applicable Administrative Agent for the account of the Lenders or an Issuing Bank hereunder that the Borrowers will not make such payment, each Applicable Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, the Open Account Banks or the Issuing Banks, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders, the Open Account Banks or the Issuing Banks, as the case may be, severally agrees to repay to each Applicable Administrative Agent forthwith on demand the amount so distributed to such Lender, Open Account Bank or such Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to each such Applicable Administrative Agent at a rate determined by each such Applicable Administrative Agent in accordance with banking industry rules on interbank compensation or, in the case of amounts due in Dollars, the Federal Funds Effective Date, if greater.
          (f) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05, 2.06(d) or (e), 2.07(b), 2.18(e), 2.21(d) or 9.03(c), then each Applicable Administrative Agent and Applicable Collateral Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by such Applicable Administrative Agent or Applicable Collateral Agent, as the case may be, for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.
          (g) Each International Revolving Lender will confirm to the Administrative Agent whether, on the European Borrower Effective Date relating to each Swiss Borrower, it is a Swiss Qualifying Lender.
          SECTION 2.19. Mitigation Obligations; Replacement of Lenders. (a) If any Lender or Issuing Bank requests compensation under Section 2.15, or if the Borrowers are required to pay any additional amount to any Lender or Issuing Bank or any Governmental Authority for the account of any Lender or Issuing Bank pursuant to Section 2.17, then such

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Lender or Issuing Bank shall use reasonable efforts to designate a different lending office for funding or booking its Loans or Letters of Credit hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or Issuing Bank, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender or Issuing Bank to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or Issuing Bank and, provided, that (x) if in respect of European B Revolving Loans or European B Letters of Credit extended to or on behalf of any French Borrower, such lending office shall be a French Qualifying Lender or French Qualifying Issuing Bank, as the case may be and (y) if in respect of European B Revolving Loans extended to or on behalf of any Italian Borrower or European B Letters of Credit issued in Italy, such lending office shall be an Italian Qualifying Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
          (b) If (1) any Lender or Issuing Bank requests compensation under Section 2.15, (2) the Borrowers are required to pay any additional amount to any Lender, Issuing Bank or any Governmental Authority for the account of any Lender or Issuing Bank pursuant to Section 2.17, (3) any Lender becomes a Defaulting Lender, (4) any International Revolving Lender at any time from and after the relevant European Borrower Effective Date for a Swiss Borrower ceases to be a Swiss Qualifying Lender (but only in the event that such cessation will otherwise cause a breach of the Swiss Ten Non-Bank Rule) or (5) any International B Revolving Lender at any time from and after the relevant European Borrower Effective Date for a French Borrower or Italian Borrower ceases to be a French Qualifying Lender or Italian Qualifying Lender, as the case may be, then the Borrowers may, at their sole expense and effort, upon notice to such Lender or Issuing Bank and the Administrative Agent, require such Lender or Issuing Bank to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrowers shall have received the prior written consent of the Administrative Agent and the Issuing Banks (other than any Issuing Bank required to assign and delegate its interests, rights and obligations pursuant to this paragraph (b)), which consent shall not unreasonably be withheld, (ii) such Lender or Issuing Bank shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. No Lender or Issuing Bank shall be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or Issuing Bank or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.
          SECTION 2.20. Returned Payments. If, after receipt of any payment which is applied to the payment of all or any part of the Obligations, any Lender Party is for any

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reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by such Lender Party. The provisions of this Section 2.20 shall be and remain effective notwithstanding any contrary action which may have been taken by any Lender Party in reliance upon such payment or application of proceeds. The provisions of this Section 2.20 shall survive the termination of this Agreement.
          SECTION 2.21. Bankers’ Acceptances. (a) The Canadian Borrowers may issue Bankers’ Acceptances denominated in Canadian Dollars for acceptance and purchase by the International Revolving Lenders in accordance with the provisions of Section 2.01, Section 2.03 and this Section 2.21.
          (b) Each Bankers’ Acceptance shall have a Contract Period of approximately 30, 60 or 90 days. No Contract Period shall extend beyond the Maturity Date. If such Contract Period would otherwise end on a day that is not a Business Day, such Contract Period shall end on the next preceding day that is a Business Day.
          (c) On each Borrowing date on which Bankers’ Acceptances are to be accepted, the Canadian Administrative Agent shall advise the relevant Canadian Borrower as to the Canadian Administrative Agent’s determination of the applicable Discount Rate for the Bankers’ Acceptances which any of the International Revolving Lenders have agreed to purchase.
          (d) Each International Revolving Lender agrees to purchase a Bankers’ Acceptance accepted by it. The relevant Canadian Borrower shall sell, and such International Revolving Lender shall purchase, the Bankers’ Acceptance at the applicable Discount Rate. Such International Revolving Lender shall provide to the Canadian Funding Office the Discount Proceeds less the Acceptance Fee payable by the relevant Canadian Borrower with respect to such Bankers’ Acceptance. Such proceeds will then be made available to the relevant Canadian Borrower by the Canadian Administrative Agent crediting an account as directed by the relevant Canadian Borrower with the aggregate of the amounts made available to the Canadian Administrative Agent by such International Revolving Lenders and in like funds as received by the Canadian Administrative Agent.
          (e) Each International Revolving Lender may from time to time hold, sell, rediscount or otherwise dispose of any or all Bankers’ Acceptances accepted and purchased by it.
          (f) To facilitate borrowings under the International Commitment to the Canadian Borrowers by way of B/As, each Canadian Borrower hereby appoints each International Revolving Lender as its attorney to sign and endorse on its behalf, in handwriting or by facsimile or mechanical signature as and when deemed necessary by such International Revolving Lender, blank forms of B/As. In this respect, it is each International Revolving Lender’s responsibility to maintain an adequate supply of blank forms of B/As for

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acceptance under this Agreement. Each Canadian Borrower recognizes and agrees that all B/As required to be accepted and purchased by any International Revolving Lender and which are signed and/or endorsed on its behalf by an International Revolving Lender shall bind such Canadian Borrower as fully and effectually as if signed in the handwriting of and duly issued by the proper signing officers of such Canadian Borrower. Each International Revolving Lender is hereby authorized to issue such B/As endorsed in blank in such face amounts as may be determined by such International Revolving Lender; provided that the aggregate amount thereof is equal to the aggregate amount of B/As required to be accepted and purchased by such International Revolving Lender. No International Revolving Lender shall be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except the gross negligence or willful misconduct of such International Revolving Lender or its officers, employees, agents or representatives. On request by the relevant Canadian Borrower, an International Revolving Lender shall cancel all forms of B/As which have been pre-signed or pre-endorsed by or on behalf of such relevant Canadian Borrower and which are held by such International Revolving Lender and have not yet been issued in accordance herewith. Each International Revolving Lender shall maintain a record with respect to B/As held by it in blank hereunder, voided by it for any reason, accepted and purchased by it hereunder, and cancelled at their respective maturities. Each International Revolving Lender agrees to provide such records to the relevant Canadian Borrower at such Canadian Borrower’s expense upon request.
          (g) Drafts drawn by a Canadian Borrower to be accepted as Bankers’ Acceptances shall be signed by a duly authorized officer or officers of such Canadian Borrower or the Borrower Representative or by their respective attorneys, including attorneys appointed pursuant to Section 2.21(f) above. Notwithstanding that any Person whose signature appears on any Bankers’ Acceptance may no longer be an authorized signatory for such Canadian Borrower or the Borrower Representative, as applicable, at the time of issuance of a Bankers’ Acceptance, that signature shall nevertheless be valid and sufficient for all purposes as if the authority had remained in force at the time of issuance and any Bankers’ Acceptance so signed shall be binding on the relevant Canadian Borrower.
          (h) The Canadian Administrative Agent, promptly following receipt of a notice of Borrowing, continuation or conversion by way of Bankers’ Acceptances, shall advise the applicable International Revolving Lenders of the notice and shall advise each such International Revolving Lender of the face amount of Bankers’ Acceptances to be accepted by it and the applicable Contract Period (which shall be identical for all International Revolving Lenders). The aggregate face amount of Bankers’ Acceptances to be accepted by an International Revolving Lender shall be determined by the Administrative Agent by reference to such International Revolving Lender’s Applicable Percentage of the issue of Bankers’ Acceptances, except that, if the face amount of a Bankers’ Acceptance which would otherwise be accepted by an International Revolving Lender would not be Cdn.$100,000, or a whole multiple thereof, the face amount shall be increased or reduced by the Canadian Administrative Agent in its sole discretion to Cdn.$100,000, or the nearest whole multiple of that amount, as appropriate.
          (i) Each Canadian Borrower waives presentment for payment and any other defense to payment of any amounts due to an International Revolving Lender in respect of a

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Bankers’ Acceptance accepted and purchased by it pursuant to this Agreement which might exist solely by reason of the Bankers’ Acceptance being held, at the maturity thereof, by such International Revolving Lender in its own right and each Canadian Borrower agrees not to claim any days of grace if such International Revolving Lender as holder sues such Canadian Borrower on the Bankers’ Acceptance for payment of the amount payable by such Canadian Borrower thereunder. On the specified maturity date of a B/A, or the date of any prepayment thereof in accordance with this Agreement, if earlier, the relevant Canadian Borrower shall pay to such International Revolving Lender that has accepted such B/A the full face amount of such B/A (or shall make provision for payment by way of conversion or continuation in accordance with Section 2.08) in full and absolute satisfaction of its obligations with respect to such B/A, and after such payment, the relevant Canadian Borrower shall have no further liability in respect of such B/A (except to the extent that any such payment is rescinded or reclaimed by operation of law or otherwise) and such International Revolving Lender shall be entitled to all benefits of, and will make and otherwise be responsible for all payments due to the redeeming holder or any third parties under, such B/A.
          (j) Whenever a Canadian Borrower requests a borrowing by way of Bankers’ Acceptances, each Non BA Lender shall, in lieu of accepting and purchasing any B/As, make a Loan (a “BA Equivalent Loan”) to such Canadian Borrower in the amount and for the same term as each Draft which such Lender would otherwise have been required to accept and purchase hereunder. Each such Lender will provide to the Canadian Administrative Agent the amount of Discount Proceeds of such BA Equivalent Loan for the account of the relevant Canadian Borrower in the same manner as such Lender would have provided the Discount Proceeds in respect of the Draft which such Lender would otherwise have been required to accept and purchase hereunder. Each such BA Equivalent Loan will bear interest at the same rate that would result if such Lender had accepted (and been paid an acceptance fee) and purchased (on a discounted basis) a B/A for the relevant Contract Period (it being the intention of the parties that each such BA Equivalent Loan shall have the same economic consequences for the relevant Lenders and the relevant Canadian Borrower as the B/A that such BA Equivalent Loan replaces). All such interest shall be paid in advance on the date such BA Equivalent Loan is made, and will be deducted from the principal amount of such BA Equivalent Loan in the same manner in which the discounted portion of a B/A would be deducted from the face amount of the B/A. Subject to the repayment requirements of this Agreement, on the last day of the relevant Contract Period for such BA Equivalent Loan, the relevant Canadian Borrower shall be entitled to convert each such BA Equivalent Loan into another type of Loan, or to roll over each such BA Equivalent Loan into another BA Equivalent Loan, all in accordance with the applicable provisions of this Agreement. Each Non BA Lender may, at its discretion, request in writing to the Canadian Administrative Agent and the relevant Canadian Borrower that BA Equivalent Loans made by it shall be evidenced by Discount Notes.
          (k) For greater certainty, all provisions of this Agreement that are applicable to B/As shall also be applicable, mutatis mutandis, to BA Equivalent Loans, and notwithstanding any other provision of this Agreement, all references to principal amounts or any repayment or prepayment of any Loans that are applicable to B/As or BA Drawings shall be deemed to refer to the full face amount thereof in the case of B/As and to the principal amount of any portion thereof consisting of BA Equivalent Loans. As set out in the definition

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of “Bankers’ Acceptances”, that term includes Discount Notes and all terms of this Agreement applicable to Bankers’ Acceptances (including the provisions of Section 2.21(f) relating to their execution by the International Revolving Lenders under power of attorney) shall apply equally to Discount Notes evidencing BA Equivalent Loans with such changes as may in the context be necessary. For greater certainty:
     (i) the term of a Discount Note shall be the same as the Contract Period for Bankers’ Acceptances accepted and purchased on the same Borrowing date in respect of the same borrowing;
     (ii) an acceptance fee will be payable in respect of a Discount Note and shall be calculated at the same rate and in the same manner as the Acceptance Fee in respect of a Bankers’ Acceptance; and
     (iii) the Discount Rate applicable to a Discount Note shall be the Discount Rate applicable to Bankers’ Acceptances accepted by an International Revolving Lender that is not a Schedule I Lender in accordance with the definition of “Discount Rate” on the same Borrowing date or date of continuation or conversion, as the case may be, in respect of the same borrowing for the relevant Contract Period.
          (l) At the option of the relevant Canadian Borrower and any International Revolving Lender, Bankers’ Acceptances under this Agreement to be accepted by such International Revolving Lender may be issued in the form of depository bills for deposit with The Canadian Depository for Securities Limited pursuant to the Depository Bills and Notes Act (Canada). All depository bills so issued shall be governed by the provisions of this Section 2.21.
          (m) Upon acceptance of a Bankers’ Acceptance by an International Revolving Lender, the Canadian Borrowers shall pay to the Canadian Administrative Agent on behalf of such International Revolving Lender a fee (the “Acceptance Fee”) calculated on the face amount of the Bankers’ Acceptance at a rate per annum equal to the Applicable Rate on the basis of the number of days in the Contract Period for such Bankers’ Acceptance. Any adjustment to the Acceptance Fee (including any adjustment as necessary to reflect the operation of Section 2.13(f)) shall be computed based on the number of days remaining in the Contract Period of such Bankers’ Acceptances from and including the effective date of any change in the Applicable Rate. Any increase in such Acceptance Fee shall be paid by the Canadian Borrowers to the Canadian Administrative Agent on behalf of the International Revolving Lenders on the last day of the Contract Period of the relevant Bankers’ Acceptance. Any decrease in such Acceptance Fee shall be paid by each International Revolving Lender to the relevant Canadian Borrower, through the Canadian Administrative Agent, on the last day of the Contract Period of the relevant Bankers’ Acceptance.
          SECTION 2.22. Circumstances Making Bankers’ Acceptances Unavailable. (a) If prior to the commencement of any Contract Period, (i) the Canadian Administrative Agent determines in good faith, which determination shall be conclusive and binding on the Canadian Borrowers, and notifies the Canadian Borrowers that, by reason of circumstances affecting the money market, there is no readily available market for Bankers’ Acceptances, or

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(ii) the Canadian Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Discount Rate or CDOR Rate, as applicable, for such Contract Period; or (iii) the Canadian Administrative Agent is advised by one or more International Revolving Lenders that the Discount Rate or CDOR Rate, as applicable, for such Contract Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their portion of such BA Drawings included in such Borrowing for such Contract Period then:
     (i) the right of the Canadian Borrowers to request a borrowing by way of BA Drawing shall be suspended until the Canadian Administrative Agent determines that the circumstances causing such suspension no longer exist and the Canadian Administrative Agent so notifies the Canadian Borrowers; and
     (ii) any notice relating to a borrowing by way of BA Drawing which is outstanding at such time shall be deemed to be a notice requesting a borrowing by way of Canadian Prime Rate Loans (all as if it were a notice given pursuant to Section 2.03).
          (b) The Administrative Agent shall promptly notify the Canadian Borrowers and the International Revolving Lenders of the suspension in accordance with Section 2.22(a) of the Canadian Borrower’s right to request a borrowing by way of BA Drawing and of the termination of such suspension.
          SECTION 2.23. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
     (a) fees shall cease to accrue on the unfunded portion of the Revolving Commitment of such Defaulting Lender pursuant to Section 2.12(a);
     (b) the Revolving Commitment and the Credit Exposure of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 9.02), provided that any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender differently than other affected Lenders shall require the consent of such Defaulting Lender;
     (c) if any Swingline Exposure or LC Exposure exist at the time a Lender becomes a Defaulting Lender then:
     (i) all or any part of such Swingline Exposure and LC Exposure shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent (x) the sum of all non-Defaulting Lenders’ Credit Exposure plus the Open Account Aggregate Cap plus such Defaulting Lender’s Swingline Exposure and LC Exposure does not exceed the total of all non-Defaulting Lenders’ Revolving Commitment and (y) the conditions set forth in Section 4.02 are satisfied at such time; and

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     (ii) if the reallocation described in paragraph (i) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Administrative Agent (x), first, prepay such Defaulting Lender’s Swingline Exposure (after giving effect to any partial reallocation pursuant to paragraph (i) above) and (y), second, cash collateralize such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to paragraph (i) above) in accordance with the procedures set forth in Sections 2.06(k) and for so long as any such LC Exposure is outstanding;
     (iii) if the Borrowers cash collateralize any portion of such Defaulting Lender’s LC Exposure pursuant to this Section 2.23(c), the Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.12(b), as the case may be, with respect to such Defaulting Lender’s LC Exposure, as the case may be, during the period such Defaulting Lender’s LC Exposure is cash collateralized;
     (iv) if the LC Exposure of the non-Defaulting Lenders are reallocated pursuant to this Section 2.23(c), then the fees payable to the Lenders pursuant to Sections 2.12(a) and (b), as the case may be, shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; or
     (v) if any Defaulting Lender’s LC Exposure is not cash collateralized, prepaid or reallocated pursuant to this Section 2.23(c), then, without prejudice to any rights or remedies of the applicable Issuing Bank or any Lender hereunder, all facility fees that otherwise would have been payable to such Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s Revolving Commitment that was utilized by such LC Exposure) and letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the applicable Issuing Bank until such Defaulting Lender’s LC Exposure is cash collateralized;
     (d) so long as any Lender is a Defaulting Lender, no Swingline Lender shall be required to fund any Swingline Loan and no Issuing Bank shall be required to issue, extend, create, incur, amend or increase any Letter of Credit unless it is satisfied that the related exposure will be 100% covered by the Revolving Commitment of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrowers in accordance with Section 2.23(c), and participating interests in any such newly issued, extended or created Letter of Credit or newly made Swingline Loan shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.23(c)(i) (and Defaulting Lenders shall not participate therein); and
     (e) any amount payable to such Defaulting Lender hereunder (whether on account of principal, interest, fees or otherwise and including any amount that would otherwise be payable to such Defaulting Lender pursuant to Section 2.18(d) but excluding Section 2.19(b)) shall, in lieu of being distributed to such Defaulting Lender, be retained by the Administrative Agent in a segregated account and, subject to any applicable requirements of law, be applied at such time or times as may be determined by the Administrative Agent: first, to the payment of any amounts owing by such Defaulting Lender to any Applicable Administrative Agent hereunder, second, pro rata, to the payment of any amounts owing by such Defaulting Lender to the applicable Issuing Bank or Swingline Lender hereunder, third, if so determined by the Administrative Agent or requested by an Issuing Bank or Swingline Lender, to be held in such account as cash collateral for future funding obligations of the Defaulting Lender of any participating interest in any Swingline Loan or any Letter of Credit, fourth, to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by

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the Administrative Agent, fifth, if so determined by the Administrative Agent and the Borrower Representative, held in such account as cash collateral for future funding obligations of the Defaulting Lender of any Loans under this Agreement, sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks or the Swingline Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any Issuing Bank or any Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement, seventh, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement, and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is (x) a prepayment of the principal amount of any Loans or reimbursement obligations in respect of LC Disbursements for which a Defaulting Lender has funded its participation obligations and (y) made at a time when the conditions set forth in Section 4.02 are satisfied, such payment shall be applied solely to prepay the Loans of, and reimbursement obligations owed to, all non-Defaulting Lenders pro rata prior to being applied to the prepayment of any Loans, or reimbursement obligations owed to, any Defaulting Lender.
          In the event that the Administrative Agent (or, in the case of any International Revolving Lender, the Canadian Administrative Agent and the European Administrative Agent), the Borrowers, the Issuing Banks and the Swingline Lenders each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage.
          SECTION 2.24. Excess Resulting From Exchange Rate Change.
          (a) With respect to the International A Commitment or the International B Commitment, at any time following one or more fluctuations in the exchange rate of the Canadian Dollar, the Euro, the Sterling or any LC Alternative Currency against the Dollar, the Borrowers would not be in compliance with the Revolving Exposure Limitations, or any other limitations hereunder based in Dollars, (i) if such excess is in an aggregate amount that is greater than or equal to $1,000,000, within two Business Days of notice thereof from the Canadian Administrative Agent or the European Administrative Agent, as the case may be,

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(ii) if such excess is an aggregate amount that is less than $1,000,000 and such excess continues to exist in an aggregate amount less than $1,000,000 for at least five Business Days, within two Business Days of notice thereof from the Canadian Administrative Agent or the European Administrative Agent, as the case may be, or (iii) if any Event of Default has occurred and is continuing, immediately (A) make the necessary payments or repayments to reduce the applicable International Obligations to an amount necessary to eliminate such excess or (B) in the case of each Canadian Borrower, maintain or cause to be maintained with the Administrative Agent, and in the case of each European Borrower, maintain or cause to be maintained with the European Collateral Agent (in each case for the benefit of the International Lender Parties) deposits as continuing collateral security for the International Obligations in an amount equal to or greater than the amount of such excess, such deposits to be maintained in such form and upon such terms as are acceptable to the relevant Applicable Collateral Agent, as the case may be. Without in any way limiting the foregoing provisions, the Canadian Administrative Agent and the European Administrative Agent shall, weekly or more frequently in the sole discretion of the Canadian Administrative Agent or the European Administrative Agent, as the case may be, make the necessary exchange rate calculations to determine whether any such excess exists on such date and advise the Borrowers if such excess exists.
          (b) If one or more of the U.S. Borrowers provide cash collateral to secure obligations related to U.S. Letters of Credit that are denominated in an LC Alternative Currency (including, without limitation, pursuant to Section 2.06(k), 2.10(b) or 2.18(b)) and, as a result of fluctuations in the applicable exchange rate between Dollars and the applicable LC Alternative Currency, the Dollar Amount of cash collateral held by the Administrative Agent is less than the specified amount of cash collateral so required to be maintained by the U.S. Borrowers, the U.S. Borrowers shall, promptly following a request therefor by the Administrative Agent, deposit in the LC Collateral Account an additional Dollar Amount of cash collateral equal to such shortfall to be held as cash collateral in accordance with Section 2.06(k).
          SECTION 2.25. Additional U.S. Borrowers and Canadian Borrowers. The Company may designate any wholly-owned Domestic Subsidiary as a U.S. Borrower (each, a “Joining U.S. Borrower”) or any wholly-owned Subsidiary organized under the laws of Canada or any province thereof as a Canadian Borrower (each, a “Joining Canadian Borrower”), in each case subject to the receipt by the Administrative Agent, in form and substance satisfactory to the Administrative Agent, of: (a) each document, certificate, proof of a required action or other deliverable set forth in Sections 4.03(b), (c), (d), (f), (i), (j), (l), (m), (n), (o), (p) and (q) (in each case unless previously delivered, on terms reasonably satisfactory to the Administrative Agent); provided, that each reference therein to a Joining European Borrower shall be deemed a reference to a Joining U.S. Borrower or a Joining Canadian Borrower, as applicable, (b) in the case of each Joining Canadian Borrower, the delivery of a guarantee agreement that guarantees repayment of the International Secured Obligations, substantially in the form of the Canadian Guarantee referred to in (a) of the definition thereof, (c) a Borrowing Base Certificate calculating each applicable Borrowing Base as of a date reasonably near but prior to the date the Joining U.S. Borrower becomes a U.S. Borrower or the Joining Canadian Borrower becomes a Canadian Borrower, as applicable, together with evidence the Revolving Exposure Limitations have been complied with, (d) a counterpart of

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the Borrower Joinder Agreement, signed on behalf of the Joining U.S. Borrower or Canadian Borrower, as applicable (or a PDF or facsimile copy thereof) and all agreements and documents required to be delivered in connection therewith, and (e) such other information, certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection therewith, including any promissory notes requested by a Lender through the Administrative Agent and written opinions of the Loan Parties’ counsel.
ARTICLE III
Representations and Warranties
     Each Loan Party represents and warrants to the Lender Parties that:
          SECTION 3.01. Organization; Powers. Each of the Loan Parties and each of the Subsidiaries is duly organized, validly existing and, unless inapplicable in the jurisdiction of its organization, in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.
          SECTION 3.02. Authorization; Enforceability.
          (a) The Transactions are within each Loan Party’s organizational or corporate powers and have been duly authorized by all necessary organizational or corporate actions and, if required, actions by equity holders. The Loan Documents to which each Loan Party is a party have been duly executed and delivered by such Loan Party and each constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, examinership, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
          (b) The choice of governing law provisions contained in this Agreement and each other Loan Document to which any European Loan Party is a party are enforceable in the jurisdictions where such European Loan Party is organized or incorporated or any Collateral of such European Loan Party is located. Any judgment obtained in connection with any Loan Document in the jurisdiction of the governing law of such Loan Document will be recognized and be enforceable in the jurisdictions where such European Loan Party is organized or any Collateral is located.
          (c) Subject to applicable Insolvency Laws and applicable principles of public policy, no European Loan Party, nor any of its property or assets has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the jurisdiction in which such European Loan Party is organized in respect of its obligations under the Loan Documents or to which it or its property or assets is subject.

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          (d) The Loan Documents to which each European Loan Party is a party are in proper legal form under the laws of the jurisdiction in which each such European Loan Party is organized or incorporated and existing (i) for the enforcement thereof against each such European Loan Party under the laws of each such jurisdiction and (ii) in order to ensure the legality, validity, enforceability, priority or admissibility in evidence of such Loan Documents (provided, that, with respect such enforcement or admissibility, such documents may have to be translated into the official language of the relevant jurisdiction which may be done at the time of enforcement or admission, as applicable). It is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Loan Documents to which any European Loan Party is a party that any such Loan Documents be filed, registered or recorded with, or executed or notarized before, any court or other authority in the jurisdiction in which any such European Loan Party is organized or that any registration charge or stamp or similar tax be paid on or in respect of the applicable Loan Documents or any other document, except for any such filing, registration, recording, execution or notarization that is not required to be made until enforcement of the applicable Loan Document or that is explicitly set forth in Section 3.16.
          SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (b) will not violate any Requirement of Law applicable to any Loan Party or any of the Subsidiaries, (c) will not violate or result in a default under any indenture or other material agreement or instrument binding upon any Loan Party or any of the Subsidiaries or its assets, or give rise to a right under any such indenture, material agreement or instrument (other than a Loan Document) to require any payment to be made by any Loan Party or any of the Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of the Subsidiaries, except Liens created pursuant to the Loan Documents.
          SECTION 3.04. Financial Condition; No Material Adverse Change. (a) The Company has heretofore furnished to the Lenders (i) historical audited consolidated income statements, balance sheets and statements of cash flow of the Company for its 2009 and 2010 fiscal years and (ii) unaudited interim consolidated income statements, balance sheets and statements of cash flow of the Company for each fiscal month and quarter ended after December 31, 2010 through the Effective Date. Such financial statements present fairly, in all material respects, the financial condition and results of operations and cash flows of the Company and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, consistently applied, subject to year end audit adjustments and the absence of footnotes in the case of the unaudited consolidated income statements, balance sheets and statements of cash flows of the Company.
          (b) No event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect, since December 31, 2010.
          SECTION 3.05. Properties. (a) As of the Effective Date and each European Borrower Effective Date, Schedule 3.05 sets forth the address of each parcel of real property

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that is owned or leased by each Loan Party. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists, except where the foregoing, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Each of the Loan Parties and the Subsidiaries has good and indefeasible title to, or valid leasehold interests in, all its real and personal property that is material to its business, free of all Liens other than Permitted Liens.
          (b) Each Loan Party and the Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property necessary to its business as currently conducted, a correct and complete list of which, as of the Effective Date and each European Borrower Effective Date is set forth on Schedule 3.05, and the use thereof by the Loan Parties and the Subsidiaries does not infringe in any material respect upon the rights of any other Person, and the Loan Parties’ rights thereto are not subject to any licensing agreement or similar arrangement as of the Effective Date and each European Borrower Effective Date (except for agreements and arrangements reflected on Schedule 3.05 and other licensing agreements that are not, either individually or in the aggregate, material to any Loan Party).
          SECTION 3.06. Litigation and Environmental Matters. (a) Except for the Disclosed Matters, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Loan Party, threatened against or affecting the Loan Parties or any of the Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve this Agreement or the Transactions.
          (b) Except for the Disclosed Matters (i) no Loan Party nor any of the Subsidiaries has received written notice of any claim with respect to any material Environmental Liability or knows of any basis for any Environmental Liability that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, and (ii) except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, no Loan Party nor any of the Subsidiaries (1) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law or (2) has become subject to any Environmental Liability.
          (c) Since the Effective Date, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.
          SECTION 3.07. Compliance with Laws and Agreements. Each Loan Party and the Subsidiaries is in compliance with all Requirements of Law applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

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          SECTION 3.08. Investment Company Status. No Loan Party nor any of the Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940 and no European Loan Party has registered as or conducts its business or has taken any action which might cause it to be registered for the purposes of the European Communities (Markets in Financial Instruments) Regulations 2007.
          SECTION 3.09. Taxes. Each Loan Party and each Subsidiary has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Loan Party or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. No Liens for Taxes (other than Permitted Encumbrances, except those described in paragraph (h) of such definition) have been filed and no claims are being asserted with respect to any such Taxes.
          SECTION 3.10. Pension Plans.
          (a) ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. Except for any failure that would not reasonably be expected to have a Material Adverse Effect, each U.S. Pension Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code. No liability that could reasonably be expected to result in a Material Adverse Effect has been incurred by the Loan Parties or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any U.S. Pension Plan or any Multiemployer Plan.
          (b) Canadian Pension Plans. Each Canadian Loan Party and its Subsidiaries is in compliance with the requirements of the Pension Benefits Act (Ontario) and other federal, provincial or state laws with respect to each Canadian Pension Plan, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect. No unfunded liability or solvency deficiency exists in respect of any Canadian Pension Plan (other than a potential deficiency, in an aggregate amount not to exceed $1,000,000, with respect to a certain senior management employee executive pension plan that was wound up in 2005). No fact or situation that may reasonably be expected to result in a Material Adverse Effect exists in connection with any Canadian Pension Plan. Neither any Canadian Loan Party nor any of its Subsidiaries has any material withdrawal liability in connection with a Canadian Pension Plan. No Pension Event has occurred. No Lien has arisen, choate or inchoate, in respect of any Canadian Loan Party or its Subsidiaries or their property in connection with any Canadian Pension Plan (save for contribution amounts not yet due).
          (c) UK Pension Plans. Other than with respect to any UK DB Plans, no English Loan Party nor any of its Subsidiaries or Affiliates is or has at any time been (i) an employer (for the purposes of Sections 38 to 51 of the United Kingdom’s Pensions Act 2004) of an occupational pension scheme which is not a money purchase scheme (both terms as

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defined in the United Kingdom’s Pensions Schemes Act 1993) or (ii) “connected” with or an “associate” (as those terms are used in Sections 39 and 43 of the United Kingdom’s Pensions Act 2004) of such an employer. Except as could not reasonably be expected to result in a Material Adverse Effect, each UK DB Plan is fully funded based on the statutory funding objective of s222 of the United Kingdom’s Pensions Act 2004, or has in place a recovery plan that satisfies the requirements of s226 of the United Kingdom’s Pensions Act 2004.
          (d) Foreign Pension Plans. Except as could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect: (i) all employer and employee contributions (including insurance premiums) required from any Loan Party or any of its Affiliates by applicable law or by the terms of any Foreign Pension Plan (including any policy held thereunder) have been made, or, if applicable, accrued in accordance with normal accounting practices; (ii) the present value of the aggregate accumulated benefit obligations of all Foreign Pension Plans (based on those assumptions used to fund such Foreign Pension Plans) with respect to all current and former participants did not, as of the last annual valuation date applicable thereto, exceed the fair market value of the assets of all such Foreign Benefits Plans; (iii) each Foreign Pension Plan that is required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities; and (iv) each such Foreign Pension Plan is in compliance (A) with all material provisions of applicable law and all material applicable regulations and regulatory requirements (whether discretionary or otherwise) and published interpretations thereunder with respect to such Foreign Pension Plan and (B) with the terms of such Foreign Pension Plan.
          SECTION 3.11. Disclosure. Each Borrower has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any Subsidiary is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document (as modified or supplemented by other information so furnished), when taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, (a) the Borrowers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time delivered and, if such projected financial information was delivered prior to the Effective Date, as of the Effective Date, and (b) it is understood and agreed that uncertainty is inherent in any forecasts or projections and no assurances can be given by the Company or the other Loan Parties of the future achievement of such performance.
          SECTION 3.12. No Default. No Loan Party nor any of the Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound in any respect that could reasonably be expected to have a Material Adverse Effect. Immediately prior to, and after giving effect to the occurrence of, the Effective Date (a) no default or event of default has occurred or will

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occur under the Indenture or the Existing Debt Securities and (b) the Borrowers are not compelled under the Indenture to secure the Existing Debt Securities equally and ratably with the Obligations. No Default or Event of Default has occurred and is continuing.
          SECTION 3.13. Solvency. (a) Immediately after the consummation of the Transactions to occur on the Effective Date (after giving effect to Sections 10.08 and 10.09) and each European Borrower Effective Date, (i) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) no Loan Party will have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted after the Effective Date.
          (b) Immediately after the consummation of the transactions to occur on the European Borrower Effective Date of each applicable European Borrower:
     (i) if the additional European Borrower is a Spanish Borrower, such Spanish Borrower (A) will be able to fulfill on a regular basis all of its obligations and (B) will not foresee any inability on its behalf to fulfill on a regular and timely basis its obligations, in each case within the meaning of section 2 of Spain’s Insolvency Act 22/2009 of 9 July, as amended;
     (ii) if the additional European Borrower is an Irish Borrower, such Irish Borrower will not be deemed unable to pay its debts, within the meaning of Section 214 of Ireland’s Companies Act, 1963 (as amended by Section 123 of Ireland’s Companies Act 1990) and/or Section 2 of Ireland’s Companies (Amendment) Act, 1990, in each case as amended;
     (iii) if the additional European Borrower is a German Borrower, such German Borrower (A) will not have admitted its inability or will not be unable to pay its debts as they fall due (Zahlungsunfähigkeit), (B) will not be over-indebted (überschuldet) or required to file for insolvency due to any reason set forth in Sections 17 to 19 of the German Insolvency Code (Insolvenzordnung), as amended, (C) will not be in a position where its management is required by law to file for insolvency because of any of the circumstances specified in the preceding subclauses (iii)(A) or (iii)(B), or (D) will not be in a position where a competent court has initiated any measures pursuant to Section 21 of the German Insolvency Code (Insolvenzordnung), as amended, in respect thereof;
     (iv) if the additional European Borrower is a Swiss Borrower, such Swiss Borrower will not (A) be deemed unable to, or will have admitted its inability to, pay its debts as they come due, (B) be deemed to be, or will have declared that it is, insolvent (zahlungsunfähig) under applicable law, (C) have ceased or suspended payments on any Indebtedness or announced any intention to do so (or will be so deemed for purposes of

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applicable law), (D) be deemed to be over-indebted (überschuldet) within the meanings of Section 817 or Section 725(2) of the Swiss Code of Obligations, as amended, unless the creditors (other than any Lender Party) of such Swiss Loan Party have subordinated their claims to those of the Lender Parties, (E) have, by reason of actual or anticipated financial difficulties, commenced negotiations with one or more of its creditors with a view to rescheduling any Indebtedness or (F) have filed a petition for the commencement of proceedings due to insolvency (Zahlungsunfähigkeit) pursuant to Section 191(1) of the Swiss Federal Law Concerning Debt Enforcement and Bankruptcy (Bundesgesetz über Schuldbetreibung und Konkurs), as amended;
     (v) if the additional European Borrower is an Italian Borrower, such Italian Borrower will not be considered insolvent within the meaning of Articles 5 and 187 of Italy’s decree No. 267 of 16 March 1942, as amended, and Articles 2 and 27 of Italy’s Legislative decree 8 July 1999, n. 270, as amended; and
     (vi) if the additional European Borrower is an English Borrower, such English Borrower will not (A) (1) be unable to or have admitted its inability to pay its debts as they fall due, (2) be deemed to or declared to be unable to pay its debts under applicable law, (3) have suspended or threatened to suspend making payments on any of its debts or (4) by reason of actual or anticipated financial difficulties, have commenced negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness; (B) have aggregate assets that are less than its liabilities (taking into account contingent and prospective liabilities); or (C) have had declared a moratorium in respect of any Indebtedness.
          (c) No Loan Party intends to, or will permit any of the Subsidiaries to, and no Loan Party believes that it or any of the Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary, the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary and the funds available under this Agreement.
          SECTION 3.14. Insurance. Schedule 3.14 sets forth a description of all insurance maintained by or on behalf of the Loan Parties as of the Effective Date and each European Borrower Effective Date. As of the Effective Date and each European Borrower Effective Date, all premiums in respect of such insurance have been paid. The Borrowers believe that the insurance maintained by or on behalf of the Loan Parties is adequate.
          SECTION 3.15. Capitalization and Subsidiaries. Except with respect to SW Holdings and its subsidiaries, Schedule 3.15 sets forth, as of the Effective Date and each European Borrower Effective Date, (a) a correct and complete list of the name and relationship to the Company of each of the Company’s Subsidiaries and each joint venture, partnership or similar arrangement of the Company and its Subsidiaries, (b) a true and complete listing of each class of each of the Borrowers’ authorized Equity Interests, of which all of such issued shares are validly issued, outstanding, fully paid and non-assessable, and owned beneficially and of record by the Persons identified on Schedule 3.15, and (c) the type of entity of the Company and each of the Subsidiaries and each joint venture, partnership or

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similar arrangement of the Company and its Subsidiaries, in each case as of the Effective Date. All of the issued and outstanding Equity Interests of a Subsidiary owned by any Loan Party have been duly authorized and issued and are fully paid and non-assessable (to the extent such concepts are relevant with respect to such ownership interests). As of the Effective Date (i) JAG Footwear owns approximately 55% of the Equity Interests in SW Holdings, (ii) Stepahead LLC owns the remaining approximately 45% of the Equity Interests in SW Holdings and (iii) SW Holdings owns, directly or indirectly, 100% of the Equity Interests in each of Stuart Weitzman, LLC, Stuart Weitzman Spain, LLC, Stuart Weitzman Retail Stores, LLC and Stuart Weitzman IP, LLC.
          SECTION 3.16. Security Interest in Collateral. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral granted by (a) the U.S. Loan Parties in favor of the Administrative Agent (for the benefit of the Lender Parties, securing the Secured Obligations), (b) the Canadian Loan Parties in favor of the Administrative Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations) and (c) the European Loan Parties in favor of the European Collateral Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations), as the case may be, and, for so long as UCC and PPSA financing statements, RDPRM recordations, Deposit Account Control Agreements have been entered into or, with respect to each European Loan Party, such filings, actions and formalities as are required for perfection of security interests under the laws of the relevant European Security Agreement and each related Collateral Document have been taken, as the case may be, with respect to such Collateral and the foregoing have not been terminated by the relevant Applicable Collateral Agent or otherwise amended by such Applicable Collateral Agent in a manner that adversely affects the Lien in favor of such Applicable Collateral Agent or the applicable Lender Parties, such Liens constitute perfected and continuing Liens on the Collateral to the extent perfection can be obtained by taking the foregoing actions, securing the relevant Secured Obligations, enforceable against each applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral except in the case of (a) Permitted Liens to the extent any such Liens would have priority over the Liens in favor of the relevant Applicable Collateral Agent pursuant to any applicable law or agreement, (b) Liens imposed under Italian applicable law for the costs and expenses of an insolvency trustee incurred in respect of the management of a charged asset, in the case of an insolvency procedure relating to a Loan Party organized under the laws of Italy, and (c) Liens perfected only by possession (including possession of any certificate of title) to the extent the relevant Applicable Collateral Agent has not obtained or does not maintain possession of such Collateral.
          SECTION 3.17. Employment Matters. As of the Effective Date and each European Borrower Effective Date (with respect to the applicable European Borrower), there are no material strikes, lockouts or slowdowns against any Loan Party or any Subsidiary pending or, to the knowledge of the Borrowers, threatened. The hours worked by and payments made to employees of the Loan Parties and the Subsidiaries have not been in material violation of the Fair Labor Standards Act, the Employee Standards Act (Ontario), any Italian collective labor agreement (contratto collettivo) or any other applicable federal, provincial, territorial, state, local or foreign law dealing with such matters. All material payments due from any Loan Party or any Subsidiary, or for which any claim may be made

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against any Loan Party or any Subsidiary, on account of wages, vacation pay and employee health and welfare insurance, mandatory social security contributions and other benefits, including with respect to the Canada Pension Plans, have been paid or accrued as a liability on the books of the Loan Party or such Subsidiary.
          SECTION 3.18. Credit Card Arrangements. Schedule 3.18 (as updated from time to time as permitted by Section 5.15) sets forth, a list of all credit card processing arrangements to which any Loan Party is a party with respect to the payment to any Borrower of the proceeds of all credit card charges for sales by such Loan Party in the United States, Canada or any Eligible European Jurisdiction.
          SECTION 3.19. PATRIOT Act and Other Specified Laws. (a) To the extent applicable, each Loan Party is in compliance, in all material respects, with the (i) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, (ii) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended (the “Patriot Act”), (iii) the Proceeds of Crime Act, (iv) Ireland’s Criminal Justice (Money Laundering and Terrorist Financing) Act, 2010, as amended or (v) any similar law applicable to any Loan Party. No part of the proceeds of the Loans, Letters of Credit or payments made to vendors of the Open Account Obligors pursuant to any Open Account Agreement will be used, directly or indirectly, in violation in any material respect of the United States Foreign Corrupt Practices Act of 1977, as amended, or the Proceeds of Crime Act, Ireland’s Criminal Justice (Money Laundering and Terrorist Financing) Act, 2010, as amended, or any similar law applicable to any Loan Party. No Loan Party is engaged in or has engaged in any course of conduct that could reasonably be expected to subject any of their respective properties to any Lien, seizure or other forfeiture under any criminal law, racketeer influenced and corrupt organizations law or the Proceeds of Crime Act or other similar laws. None of the Loan Parties is named on the list of Specially Designated Nationals and Blocked Persons maintained by the United States Department of Treasury Office of Foreign Assets Control.
          (b) No Borrower nor any other Loan Party (i) is a Person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) engages in any dealings or transactions prohibited by Section 2 of such Executive Order, or is otherwise associated with any such Person in any manner that violates such Section 2, or (iii) is a Person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order.
          SECTION 3.20. Margin Regulations. No Borrower nor any other Loan Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying “margin stock” (as defined in Regulation U of the Board). None of the proceeds of any Loan or Letter of Credit will be used by the Borrowers or any Subsidiaries for the purpose of purchasing or carrying “margin stock” as

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defined in Regulation U of the Board or otherwise in violation of Regulations T, U or X of the Board.
          SECTION 3.21. Centre of Main Interests. For the purposes of the Council of the European Union Regulation No. 1346/2000 on Insolvency Proceedings, as amended, each European Loan Party’s centre of main interests (as that term is used in Article 3(1) therein) is situated in its jurisdiction of incorporation and it has no “establishment” (as that term is used in Article 2(h) therein) in any other jurisdiction.
ARTICLE IV
Conditions
          SECTION 4.01. Effective Date. The obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02) to the satisfaction of each Lender and, where specifically referred to below, the Administrative Agent and the U.S. Collateral Agent:
     (a) Credit Agreement and Loan Documents. The Administrative Agent (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include PDF or facsimile transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and (ii) duly executed copies (or PDF or facsimile copies) of each Loan Document that is being executed in connection with this Agreement and such other certificates, documents, instruments and agreements as the Lenders shall reasonably request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including any promissory notes requested by a Lender pursuant to Section 2.10 payable to the order of each such requesting Lender and satisfactory written opinions of the Loan Parties’ counsel, addressed to each Applicable Administrative Agent, each Applicable Collateral Agent, the Issuing Banks, the Citibank Open Account Agent, the Citibank Open Account Banks and the Lenders.
     (b) Financial Statements and Projections. The Lenders shall have received (i) audited consolidated financial statements of the Company and its Subsidiaries for their 2009 and 2010 fiscal years, (ii) unaudited interim consolidated financial statements of the Company and its Subsidiaries for each fiscal month ended after the date of the latest applicable financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are available, (iii) quarterly projections (including forecasts of Availability) of the Company and its Subsidiaries on a quarterly basis for the entire fiscal year 2011, and (iv) annual projections of the Company and its Subsidiaries for the fiscal years 2011 through 2015.
     (c) Closing Certificates; Certified Certificate of Organization; Good Standing Certificates. The Agents shall have received (i) a certificate of each Loan Party, dated the Effective Date and executed by its Secretary or an Assistant Secretary, which shall

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(A) certify the resolutions of its Board of Directors, members, shareholders or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the Financial Officers and any other officers of such Loan Party authorized to sign the Loan Documents to which it is a party, and (C) contain appropriate attachments, including the certificate or articles of incorporation or organization of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its bylaws or operating, management or partnership agreement (or, in each case, such certificate shall certify that any such documents delivered in connection with the Original Credit Agreement continue to be true, complete and correct copies), and (ii) if obtainable from the applicable jurisdiction, a long form good standing certificate for each Loan Party from its jurisdiction of organization.
     (d) No Default Certificate. The Agents shall have received a certificate, signed by the chief financial officer of the Borrower Representative and dated the Effective Date, (i) stating that no Default has occurred and is continuing, (ii) stating that the representations and warranties contained in Article III are true and correct as of such date and (iii) certifying any other factual matters as may be reasonably requested by any Agent.
     (e) Fees. The Lenders, each Applicable Administrative Agent, each Applicable Collateral Agent, the U.S. Collateral Agent and the Joint Bookrunners shall have received all fees required to be paid, and all expenses required to be paid for which invoices have been presented (including the reasonable fees and expenses of legal counsel of the Administrative Agent and all registration, notarial and other fees), on or before the Effective Date.
     (f) Lien Searches. The Agents shall have received the results of a recent lien search report in each of the jurisdictions where a Loan Party is organized, and such search shall reveal no Liens on any of the assets of the Loan Parties except for Permitted Liens.
     (g) Funding Accounts. The Agents shall have received (i) a notice from the Borrower Representative setting forth the deposit account(s) of the Borrowers (the “Funding Accounts”) to which the Lenders are authorized by the Borrowers to transfer the proceeds of any Borrowings requested or authorized pursuant to this Agreement, or (ii) a notice from the Borrower Representative that the Funding Accounts designated in connection with the Original Credit Agreement continue unchanged.
     (h) Solvency. The Agents shall have received a solvency certificate from a Financial Officer of each Borrower.
     (i) Borrowing Base Certificate. The Agents shall have received a Borrowing Base Certificate which calculates the applicable Borrowing Base as of a date reasonably near (but prior to) the Effective Date that is satisfactory to the Administrative Agent and evidence compliance with the Revolving Exposure Limitations after giving pro forma effect to the Transactions that are consummated on the Effective Date.

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     (j) Closing Availability. After giving effect to all fees and expenses due on the Effective Date, and with all of the Loan Parties’ indebtedness, liabilities and obligations current, the Borrowers’ Availability plus cash on hand shall not be less than $300,000,000.
     (k) Pledged Stock; Stock Powers; Pledged Notes. The Administrative Agent shall have received (i) the certificates representing the shares of Equity Interests pledged pursuant to the U.S. Security Agreement (for the benefit of the Lender Parties, securing the Secured Obligations) or the Canadian Security Agreement (for the benefit of the International Lender Parties, securing the International Secured Obligations), together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof, and (ii) each promissory note (if any) pledged to the Administrative Agent pursuant to the U.S. Security Agreement (for the benefit of the Lender Parties, securing the Secured Obligations) or the Canadian Security Agreement (for the benefit of the International Lender Parties, securing the International Secured Obligations) endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.
     (l) Filings, Registrations and Recordings. Each document (including any UCC and PPSA financing statement, RDPRM recordation or other filings) required by the Collateral Documents or under law or reasonably requested by any Agent to be filed, registered or recorded in order to create by the U.S. Loan Parties in favor of the Administrative Agent (for the benefit of the Lender Parties, securing the Secured Obligations) and by the Canadian Loan Parties in favor of the Administrative Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations) a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Permitted Liens), shall be in proper form for filing, registration or recordation.
     (m) Approvals. All governmental and third party approvals necessary in connection with the Transactions and the financing contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the Transactions or the financing contemplated hereby.
     (n) Citibank Open Account Agreement. The Agents shall have received a true and complete copy of the Citibank Open Account Agreement or a certificate executed by the Secretary or an Assistant Secretary of the Company certifying that the copy of the Citibank Open Account Agreement most recently delivered in connection with the Original Credit Agreement continues to be true, complete and correct.
     (o) Insurance. The Agents shall have received evidence of insurance coverage in form, scope and substance evidencing compliance with the terms of Section 5.09 and Section 4.12 of the U.S. Security Agreement.

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     (p) Anti-Money Laundering Matters. The Lender Parties shall have received such information, supporting documentation and other evidence regarding the Borrowers and their respective directors, authorized signing officers, direct or indirect shareholders or other Persons in control of the Borrowers, and the transactions contemplated hereby, as may be necessary to identify each Borrower and each other Loan Party to the extent required for compliance with the Patriot Act and with AML Legislation.
     (q) Other Documents. The Agents shall have received such other documents as any Agent, any Issuing Bank, any Open Account Bank, any Lender or their respective counsel may have reasonably requested.
The Administrative Agent shall notify the Borrowers and the Lenders as of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 2:00 p.m., Local Time, on April 28, 2011 (and, in the event such conditions are not so satisfied or waived, the Revolving Commitment shall terminate at such time).
          SECTION 4.02. Each Credit Event. The obligation of (i) each Lender to make a Loan on the occasion of any Borrowing and (ii) each Issuing Bank to issue, amend, renew or extend any Letter of Credit is subject to the satisfaction of the following conditions:
     (a) The representations and warranties of the Loan Parties set forth in this Agreement shall be true and correct in all material respects on and as of the date of (i) such Borrowing or (ii) the issuance, amendment, renewal or extension of such Letter of Credit, except that such representations and warranties (A) that relate solely to an earlier date shall be true and correct in all material respects as of such earlier date and (B) shall be true and correct in all respects to the extent they are qualified by a materiality standard.
     (b) At the time of and immediately after giving effect to (i) such Borrowing and (ii) the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.
     (c) After giving effect to (i) such Borrowing and (ii) the issuance of such Letter of Credit, the Borrowers shall be in compliance with the Revolving Exposure Limitations.
Each (i) Borrowing and (ii) issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in paragraphs (a), (b) and (c) of this Section 4.02.
Notwithstanding the failure to satisfy the conditions precedent set forth in paragraphs (a) or (b) of this Section 4.02, unless otherwise directed by the Required Lenders, each Applicable Administrative Agent may, but shall have no obligation to, continue to make (or authorize the Canadian Administrative Agent or the European Administrative Agent to make) Loans and an Issuing Bank may, but shall have no obligation to, issue or cause to be issued any Letter of

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Credit, in each case for the ratable account and risk of Lenders from time to time if the Administrative Agent believes that making such Loans, issuing or causing to be issued any such Letter of Credit is in the best interests of the Lenders.
          SECTION 4.03. European Borrowers. The obligations of the International A Revolving Lenders to make any European A Revolving Loans, the International B Revolving Lenders to make any European B Revolving Loans, any European Swingline Lender to make any European Swingline Loans and any European Issuing Bank to issue any European Letters of Credit, in each case to any European Borrower (each such European Borrower being the “Joining European Borrower”), is subject to the satisfaction of the additional conditions set forth in this Section 4.03 with respect to such Joining European Borrower on terms in form and substance acceptable to the Administrative Agent (it being agreed that, in the event a Joining European Borrower has one or more Subsidiaries organized under the laws of the jurisdiction of organization of such Joining European Borrower, each such Subsidiary shall comply with the terms of this Section 4.03 to the extent deemed applicable by the Administrative Agent, in its Permitted Discretion).
          (a) Borrower Joinder Agreement. The Administrative Agent shall have received from the applicable Joining European Borrower and the Company a counterpart of the Borrower Joinder Agreement signed on behalf of such party (or a PDF or facsimile copy thereof), and such other certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection therewith, including any promissory notes requested by a Lender through the Administrative Agent and written opinions of the Loan Parties’ counsel.
          (b) Closing Certificates; Certified Certificates of Organization. The Administrative Agent shall have received a certificate of the applicable Joining European Borrower, dated as of the applicable European Borrower Effective Date and executed by a director thereof, its Secretary or an Assistant Secretary, which shall (i) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which such Joining European Borrower, (ii) identify by name and title and bear the signatures of the directors, Financial Officers and any other officers or authorized representatives of such Joining European Borrower as are authorized to sign the Loan Documents to which it is a party, (iii) contain a statement to the effect that its entry into and performance of the transactions contemplated by the Loan Documents do not and will not exceed any limit on its powers to borrow, grant security or give the guarantees and indemnities contemplated by the Loan Documents to which it is a party, and (iv) contain appropriate attachments, including the certificate or articles of incorporation or organization or other organizing document (including any memorandum or articles of association) of such Joining European Borrower certified by the relevant authority of the jurisdiction of organization of such Joining European Borrower and a true and correct copy of its bylaws or operating, management or partnership agreement.
          (c) No Default Certificate. The Administrative Agent shall have received a certificate, signed by the chief financial officer of the Borrower Representative and dated the applicable European Borrower Effective Date, (i) stating that no Default has occurred and is continuing, (ii) stating that the representations and warranties contained in Article III are true

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and correct as of such date and (iii) certifying any other factual matters as may be reasonably requested by the Administrative Agent.
          (d) Funding Accounts. The Administrative Agent shall have received a notice from the Company setting forth the Funding Accounts of such Joining European Borrower to which the Lenders are authorized to transfer the proceeds of any Borrowings requested or authorized pursuant to this Agreement.
          (e) Customer List. The Administrative Agent shall have received a true and complete customer list of the applicable Joining European Borrower as of the applicable European Borrower Effective Date, which list shall state each customer’s name, mailing address and phone number and shall be certified as true and correct by a Financial Officer of the Company.
          (f) Solvency. The Administrative Agent shall have received a solvency certificate, dated the applicable European Borrower Effective Date, from a Financial Officer of the applicable Joining European Borrower and the Company.
          (g) Borrowing Base Certificate. The Administrative Agent shall have received a Borrowing Base Certificate calculating the applicable Borrowing Base, as of a date reasonably near but prior to the applicable European Borrower Effective Date, and evidence that the Revolving Exposure Limitations have been complied with.
          (h) Europe Security Arrangement Deliverables. Subject to the requirements of applicable law (including applicable financial assistance and corporate benefit laws), the Administrative Agent shall have received duly executed copies of such documents and agreements as are set forth in the letter agreement entitled Europe Security Arrangement Deliverables, dated as of the date hereof, delivered by the Borrower Representative to the Administrative Agent and made part of this Agreement, for the applicable Joining European Borrower, which shall be in full force and effect. All filings and other actions contemplated in the documents and agreements referred to in such letter agreement with respect to such Joining European Borrower shall have been taken in order for the European Collateral Agent to have a first priority security interest in the Collateral of such Joining European Borrower subject thereto (for the benefit of the International Lender Parties, securing the International Secured Obligations) on all Collateral described therein.
          (i) Approvals. All governmental and third party approvals in connection with the transactions contemplated pursuant to this Section 4.03 with respect to the applicable Joining European Borrower and the Company shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions with respect to the foregoing.
          (j) Insurance. The Administrative Agent shall have received evidence of insurance coverage with respect to the applicable Joining European Borrower, in form, scope and substance evidencing compliance with the terms of any applicable Loan Document.

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          (k) Financial Statements. Unless not available due to a recent date of organization of the applicable Joining European Borrower (in the case of clauses (i) and (ii) below), the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent: (i) audited consolidated financial statements of such Joining European Borrower and its Subsidiaries for their two most recently ended fiscal years, (ii) unaudited interim consolidated financial statements of such Joining European Borrower and its Subsidiaries for each fiscal month ended after the date of the latest applicable financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are available, (iii) monthly projections (including forecasts of Availability) of such Joining European Borrower and its Subsidiaries for each fiscal month through the last fiscal month of the then-current fiscal year and (iv) annual projections of such Joining European Borrower and its Subsidiaries for the period ending on the Maturity Date.
          (l) Anti-Money Laundering Matters. The Administrative Agent shall have received such information, supporting documentation and other evidence regarding the applicable Joining European Borrower and its directors, authorized signing officers, direct or indirect shareholders or other Persons in control thereof, and the transactions contemplated hereby, as may be reasonably requested by any Lender Party in order to comply with the requirements of the Patriot Act, applicable AML Legislation, and any other applicable anti-money laundering and know-your-customer laws (it being agreed that all such information shall be provided not less than 10 days prior to the applicable European Borrower Effective Date).
          (m) Appraisals and Field Exams. The Administrative Agent shall have received, with respect to the applicable Joining European Borrower, satisfactory appraisals of Inventory and field exams from appraisers satisfactory to the U.S. Collateral Agent.
          (n) Collateral Access and Control Agreements. The applicable Joining European Borrower shall have obtained any Collateral Access Agreements, Deposit Account Control Agreements or other equivalent arrangements that are required to be provided pursuant to each applicable European Security Agreement of such Joining European Borrower.
          (o) Pledged Stock; Stock Powers; Pledged Notes. To the extent required by the terms of the applicable European Security Agreement of the applicable Joining European Borrower or any other Collateral Document, the Administrative Agent shall have received evidence that each Applicable Collateral Agent shall have received (i) the certificates representing the Equity Interests that are required to be pledged pursuant thereto, together with undated stock powers or stock transfer forms, as applicable, for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) required to be pledged pursuant thereto.
          (p) Lien Searches. To the extent available, the Administrative Agent shall have received the results of a recent lien search report in each of the jurisdictions where assets of the applicable Joining European Borrower are located, and such search shall reveal no Liens on any of the assets of such Joining European Borrower except for Permitted Liens.

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     (q) Fees. The Lenders, each Applicable Administrative Agent, each Applicable Collateral Agent, the U.S. Collateral Agent and the Joint Bookrunners shall have received all fees required to be paid, and all expenses required to be paid for which invoices have been presented (including the reasonable fees and expenses of legal counsel of the Administrative Agent and all registration, notarial and other fees), on or before the applicable European Borrower Effective Date. If any or all such amounts are paid with proceeds of Loans made on the applicable European Borrower Effective Date, such amounts will be reflected in the funding instructions given by the Borrower Representative to the Administrative Agent on or before the applicable European Borrower Effective Date.
     (r) Notification of Certain Account Debtors. In the case of each such Joining European Borrower, such Joining European Borrower shall notify all of its Account Debtors of the existence of the security interest of the European Collateral Agent over its Accounts.
     (s) Other Documents and Actions. The Administrative Agent shall have received such other documents and the Loan Parties shall have taken such other actions, including entering into any amendments to this Agreement or any other Loan Document (such amendments to include making of changes to this Agreement and the other Loan Documents in order to give effect to the terms of Section 5.17 or to impose a limit (in addition to any applicable European Borrowing Base limitations) on the maximum outstanding European Revolving Exposure of any European Borrower that may be outstanding at any time), that the Administrative Agent may reasonably request in order to give effect to the provisions contained in this Section 4.03; provided that (a) none of the actions taken pursuant to this paragraph (s) or any waiver in respect of any condition contained in this Section 4.03 shall, for the avoidance of doubt, require the consent of any Lender Party, other than the Administrative Agent, except that each of the actions referred to in the first and second provisos of Section 9.02(b) may only be taken with the consent of each applicable Lender Party that is entitled to vote with respect to any matter referred to therein, and (b) the Administrative Agent shall not waive any of the conditions set forth in Sections 4.03(g), (l) or (m) without the consent of the Required Lenders.
For the avoidance of doubt, certain of the deliverables that are required by this Section 4.03 are set forth in greater specificity in the letter agreement referred to in Section 4.03(h).
ARTICLE V
Affirmative Covenants
          Until the Revolving Commitment has expired or been terminated as provided in Section 2.09(a) or (b), as the case may be, each Loan Party executing this Agreement covenants and agrees, jointly and severally with all of the Loan Parties, with the Lender Parties that:
          SECTION 5.01. Financial Statements; Borrowing Base and Other Information. The Borrowers will furnish to the Administrative Agent and each Lender:
     (a) within 90 days after the end of each fiscal year of the Company, its audited consolidated and unaudited consolidating balance sheet and related statements of

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operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by BDO Seidman, LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries in accordance with GAAP consistently applied accompanied by any management letter prepared by said accountants;
     (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of the Financial Officers of the Borrower Representative as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;
     (c) within 30 days after the end of each fiscal month of the Company, its consolidated balance sheet and related statements of operations and cash flows as of the end of and for such fiscal month and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;
     (d) concurrently with any delivery of financial statements under paragraph (a) or (b) or (c) above, a Compliance Certificate of a Financial Officer of the Borrower Representative (i) certifying, in the case of the financial statements delivered under paragraph (b) or (c), as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, (ii) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (iii) certifying in the case of the financial statements delivered under paragraph (c), a reasonably detailed calculation of the Fixed Charge Coverage Ratio and, during any Level 1 Minimum Availability Period, demonstrating compliance with Section 6.12, and (iv) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

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     (e) concurrently with any delivery of financial statements under paragraph (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);
     (f) as soon as available, but within 15 days prior to the end of each fiscal year of the Company, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and funds flow statement in form acceptable to the Administrative Agent) of the Company for each month of the upcoming fiscal year (the “Projections”) in form reasonably satisfactory to the Administrative Agent;
     (g) as soon as available, but in any event within 20 days of the end of each fiscal month (or, within three Business Days of the end of each calendar week (it being understood that a calendar week ends on Sunday), during any Weekly Reporting Period), each Borrowing Base Certificate which calculates the applicable Borrowing Base as of the last day of the fiscal period then ended, together with supporting information in connection therewith and any additional reports with respect to any Borrowing Base as the Administrative Agent may reasonably request;
     (h) as soon as available, but in any event within 20 days of the end of each fiscal month (or, in the case of clauses (h)(i)(B)and (h)(ii) below within three Business Days of the end of each calendar week, during any Weekly Reporting Period) and at such other times as may be reasonably requested by the Administrative Agent, as of the fiscal period then ended, all delivered electronically in a formatted file acceptable to the Administrative Agent:
     (i) (A) a detailed aging of the Borrowers’ Accounts (1) including all invoices aged by invoice date and due date (with an explanation of the terms offered) and (2) reconciled to the Borrowing Base Certificate delivered as of such date prepared in a manner reasonably acceptable to the Administrative Agent, and (B) a summary aging of the Borrowers’ Accounts specifying the name, address and balance due for each Account Debtor;
     (ii) a schedule detailing the Borrowers’ Inventory, in form satisfactory to the Administrative Agent (which shall be in a short-form format that is reasonably satisfactory to the Administrative Agent if delivered during a Weekly Reporting Period), (1) by location (showing Inventory in transit, any Inventory located with a third party under any consignment, bailee arrangement, or warehouse agreement), by class (raw material, work-in-process and finished goods), by product type and by volume on hand, which Inventory shall be valued at the lower of cost (determined in accordance with the historical practices of the Borrowers prior to the Effective Date) or market and adjusted for Reserves as the U.S. Collateral Agent has previously indicated to the Borrower Representative are deemed by the U.S. Collateral Agent to be appropriate, (2) including a report of any variances or other results of Inventory counts

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performed by the Borrowers since the last Inventory schedule (including information regarding sales or other reductions, additions, returns, credits issued by Borrowers and complaints and claims made against the Borrowers), and (3) reconciled to the Borrowing Base Certificate delivered as of such date;
     (iii) a worksheet of calculations prepared by the Borrowers to determine Eligible Credit Card Accounts Receivable, Eligible Accounts and Eligible Inventory, such worksheets detailing the Credit Card Accounts Receivable, Accounts and Inventory excluded from Eligible Credit Card Accounts Receivable, Eligible Accounts and Eligible Inventory and the reason for such exclusion;
     (iv) a reconciliation of the Borrowers’ Accounts and Inventory between the amounts shown in the Borrowers’ general ledger and financial statements and the reports delivered pursuant to paragraphs (i) and (ii) above; and
     (v) a reconciliation of the loan balance per the Borrowers’ general ledger to the loan balance under this Agreement;
     (i) as soon as available, but in any event within 20 days of the end of each fiscal month (or, within three Business Days of the end of calendar week, during any Weekly Reporting Period) and at such other times as may be reasonably requested by the Administrative Agent, as of the fiscal period then ended, a schedule and aging of the Borrowers’ accounts payable, delivered electronically in a formatted file acceptable to the Administrative Agent;
     (j) promptly upon the Administrative Agent’s request:
     (i) copies of invoices issued by the Borrowers in connection with any Accounts, credit memos, shipping and delivery documents, and other information related thereto;
     (ii) copies of purchase orders, invoices and shipping and delivery documents in connection with any Inventory or equipment purchased by any Loan Party;
     (iii) a schedule detailing the balance of all intercompany accounts of the Loan Parties;
     (iv) a sales journal, cash receipts journal (identifying trade and non-trade cash receipts) and debit memo/credit memo journal; and
     (v) copies of all tax returns filed by any Loan Party with the IRS, Canada Revenue Service or any applicable Governmental Authority in respect of any European Loan Party;
     (k) within 45 days of each March 31 and September 30, an updated customer list for each Borrower and its Subsidiaries, which list shall state the customer’s name,

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mailing address and phone number and shall be certified as true and correct by a Financial Officer of the Borrower Representative;
     (l) promptly upon the Administrative Agent’s request (but, in any event not more than once each calendar year), a certificate of good standing for each Loan Party from the appropriate governmental officer in its jurisdiction of incorporation, formation or organization;
     (m) promptly after the same become publicly available, copies of all periodic reports, proxy statements and registration statements filed by the Company or any Subsidiary with the U.S. Securities and Exchange Commission, the Ontario Securities Commission or any Governmental Authority succeeding to any or all of the functions of said Commissions, or with any national or provincial securities exchange, or distributed by the Company to its shareholders generally, as the case may be; provided that any documents required to be delivered pursuant to this paragraph (n) shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto on the Company’s website on the Internet at the website address referenced in Section 9.01(b); or (ii) on which such documents are posted on the Company’s behalf on IntraLinks/IntraAgency or another relevant website, if any to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided further that: (x) upon written request by the Administrative Agent, the Company shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (y) the Company shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents; and
     (n) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any Borrower or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender, acting through the Administrative Agent, may reasonably request.
          SECTION 5.02. Notices of Material Events. The Borrowers will furnish to the Administrative Agent (for delivery to each Lender) written notice of the following:
     (a) the occurrence of any Default or Event of Default;
     (b) receipt of any notice of any governmental investigation or any governmental or other litigation or proceeding commenced or threatened against any Loan Party that (i) if adversely determined, could reasonably be expected to result in liability in excess of $30,000,000, (ii) seeks injunctive relief, (iii) is asserted or instituted against any Pension Plan, or any of their fiduciaries or any of their assets, (iv) alleges criminal misconduct by any Loan Party, (v) alleges the violation of any law regarding, or seeks remedies in connection with, any Environmental Laws which would result in liabilities or costs in excess of $30,000,000, (vi) contests any tax, fee, assessment or other

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governmental charge in excess of $30,000,000 or (vii) involves any material product recall;
     (c) any Lien (other than Permitted Encumbrances (except those described in paragraph (h) of such definition), Liens granted by the U.S. Loan Parties in favor of the Administrative Agent (for the benefit of the Lender Parties, securing the Secured Obligations), Liens granted by the Canadian Loan Parties in favor of the Administrative Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations), Liens granted by the European Loan Parties in favor of the European Collateral Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations)), or claim made or asserted in writing against any material portion of the Collateral;
     (d) any loss, damage or destruction to the Collateral in the amount of $30,000,000 or more, whether or not covered by insurance;
     (e) any and all default notices received under or with respect to (i) the Indenture or (ii) any actual knowledge of a Financial Officer of any leased location or public warehouse where Collateral with a cost in excess of $5,000,000 is located (which shall be delivered within two Business Days after receipt thereof);
     (f) all amendments to the Indenture, together with a copy of each such amendment;
     (g) any Loan Party entering into a Swap Agreement or an amendment to a Swap Agreement, together with copies of all agreements evidencing such Swap Agreement or amendments thereto (which shall be delivered within two Business Days);
     (h) (i) any actual knowledge of a Financial Officer of the occurrence of any ERISA Event or Pension Event that, alone or together with any other ERISA Events, Pension Events and other events relating to any Pension Plan that have occurred, could reasonably be expected to result in liability of the Borrowers and their Subsidiaries in an aggregate amount exceeding $30,000,000 or (ii) receipt of a Financial Support Direction or a Contribution Notice (or any comparable notice from a relevant Governmental Authority) by or with respect to any European Loan Party;
     (i) any amendment, modification or waiver of or with respect to any licensing agreement pursuant to which any Eligible Licensee Receivable is subject if the foregoing would reasonably be expected to reduce the amounts paid, or postpone the date of any payment of any such Eligible Licensee Receivable; and
     (j) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.
     Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower Representative setting forth in reasonable detail the nature of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

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          SECTION 5.03. Existence; Conduct of Business. Each Loan Party will, and will cause each Subsidiary to, (a) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and, except where the failure to so preserve, renew or keep in full force and effect any of the following could not reasonably be expected to result in a Material Adverse Effect, the rights, qualifications, licenses, permits, franchises, governmental authorizations, intellectual property rights, licenses and permits material to the conduct of its business, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03 and (b) carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is conducted on the Effective Date.
          SECTION 5.04. Payment of Obligations. Each Loan Party will, and will cause each Subsidiary to, pay or discharge all Material Indebtedness and all other material liabilities, including Taxes, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Loan Party or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.
          SECTION 5.05. Maintenance of Properties. Each Loan Party will, and will cause each Subsidiary to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.
          SECTION 5.06. Books and Records; Inspection Rights. Without limiting Sections 5.11 and 5.12, each Loan Party will, and will cause each Subsidiary to, (i) keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities and (ii) permit any representatives designated by any of the Applicable Administrative Agents (including employees of the Applicable Administrative Agents or any consultants, accountants, lawyers and appraisers retained by any of the Applicable Administrative Agents), upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, including environmental assessment reports and Phase I or Phase II studies, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested. For purposes of this Section 5.06, it is understood and agreed that a single site visit and inspection may consist of examinations conducted at multiple relevant sites and involve one or more relevant Loan Parties and Subsidiaries and their respective assets. The Loan Parties acknowledge that the Applicable Administrative Agents may, after exercising their rights of inspection, prepare and distribute to the Lenders certain Reports pertaining to the Loan Parties’ assets for internal use by the Lender Parties.
          SECTION 5.07. Compliance with Laws and Contractual Obligations.
          (a) Each Loan Party will, and will cause each Subsidiary to, comply with all of its contractual obligations and Requirements of Law applicable to it or its property, except

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where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
          (b) In addition to and without limiting the generality of paragraph (a), each Loan Party will, and will cause each Subsidiary and ERISA Affiliate to, (i) comply with all applicable provisions of ERISA, the Code, the ITA, the Pension Benefits Act (Ontario) (or similar provincial statutes) and the regulations and published interpretations thereunder with respect to all U.S. Pension Plans and Canadian Pension Plans, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect, (ii) not take any action or fail to take action the result of which would result in a liability to the PBGC, FSCO (or similar Governmental Authority) or to a Multiemployer Plan in an amount that could reasonably be expected to have a Material Adverse Effect, (iii) not permit any unfunded liability or solvency deficiency to exist in respect of any Canadian Pension Plan (other than the potential deficiency with respect to a wound-up senior management employee executive pension plan referred to in Section 3.10(b)), and (iv) furnish to the Administrative Agent upon the Administrative Agent’s request such additional information about any U.S. Pension Plan and Canadian Pension Plans concerning compliance with this covenant as may be reasonably requested by the Administrative Agent.
          (c) Each English Loan Party shall ensure that, other than in relation to any UK DB Plans, (A) neither it nor any of its Subsidiaries or Affiliates is or has been at any time an employer (for the purposes of Sections 38 to 51 of the United Kingdom’s Pensions Act 2004, as amended) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the United Kingdom’s Pension Schemes Act 1993, as amended) or “connected” with or an “associate” (as those terms are used in Sections 38 and 43 of the United Kingdom’s Pensions Act 2004, as amended) of such an employer and (B) no Person who becomes a Subsidiary or Affiliate of an English Loan Party after the Relevant European Borrower Effective Date was formerly an employer (for the purposes of Sections 38 to 51 of the United Kingdom’s Pensions Act 2004, as amended) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the United Kingdom’s Pension Schemes Act 1993, as amended) or was formerly “connected” with or an “associate” (as those terms are used in Sections 38 and 43 of the United Kingdom’s Pensions Act 2004, as amended) of such an employer.
          (d) (i) each European Loan Party shall, and shall cause its Subsidiaries and Affiliates to, maintain and operate its obligations under its Foreign Pension Plans, if any, in all respects in conformity with the requirements of applicable law or contract; and (ii) all Foreign Pension Plans established or maintained by a Loan Party or any Subsidiary, Affiliate or ERISA Affiliate thereof shall comply with all provisions of the relevant law and employ reasonable actuarial assumptions, where relevant; and no Loan Party or any Subsidiary, Affiliate or ERISA Affiliate thereof shall have any unfunded liability in respect of any Foreign Pension Plan; except, in the case of subclauses (i) and (ii), as could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.
          (e) Without limiting the previous paragraph (d), each European Loan Party shall: (i) ensure that (A) all Foreign Pension Plans operated by or maintained for the benefit of the Loan Parties or any of their employees are fully funded (including based on the

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statutory funding objective under ss221 and 222 of the United Kingdom’s Pensions Act 2004), except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (B) no action or omission is taken by any European Loan Party in relation to such a pension scheme (including, without limitation, the termination or commencement of winding-up proceedings of any such pension scheme or any Loan Party ceasing to employ any member of such a pension scheme), which has or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect; (ii) deliver to the Administrative Agent and the European Administrative Agent at such times as those reports are prepared in order to comply with the then current statutory or auditing requirements (as applicable either to the trustees of any relevant schemes or to a European Loan Party), actuarial reports in relation to all Foreign Pension Plans; (iii) promptly notify the Administrative Agent and the European Administrative Agent of any material change in the rate of contributions to any Foreign Pension Plan that are paid, recommended to be paid by the scheme actuary or required (by law or otherwise) to be paid; (iv) promptly notify the Administrative Agent and the European Administrative Agent of any investigation or proposed investigation by the Pensions Regulator which may reasonably be expected to lead to the issuance of a Financial Support Direction or a Contribution Notice to any European Loan Party; and (v) immediately notify the Administrative Agent and the European Administrative Agent if it or any Subsidiary or Affiliate thereof receives a Financial Support Direction or a Contribution Notice.
          SECTION 5.08. Use of Proceeds. The proceeds of the Loans will be used only, (a) to repay, prepay or purchase the Existing Debt Securities that are maturing in November 2014, subject to the limitations set forth in Section 6.08(b)(ii) or 6.08(b)(vi), as applicable, (b) provided such acquisition is permitted pursuant to applicable law, to finance Permitted Acquisitions, (c) to make Investments permitted by Section 6.04, and (d) for other general corporate purposes (including, without limitation, payments on Open Account Obligations) of the Borrowers and, subject to compliance with Article VI of this Agreement, their respective Subsidiaries in the ordinary course of business. No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, for any purpose that entails (x) a violation of any of the Regulations of the Board, including Regulations T, U and X or (y) a violation of applicable legislation governing financial assistance and/or capital maintenance, as set forth in Section 5.18.
          SECTION 5.09. Insurance. Each Loan Party will, and will cause each Subsidiary to, maintain with financially sound and reputable carriers having a financial strength rating of at least A- by A.M. Best Company (a) insurance in such amounts (with no greater risk retention) and against such risks (including loss or damage by fire and loss in transit, theft, burglary, pilferage, larceny, embezzlement and other criminal activities; business interruption; and general liability) and such other hazards, as is customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations, (b) all insurance required pursuant to the Collateral Documents; provided that in the case of the European Loan Parties, such insurance may be maintained with other carriers that are reasonably satisfactory to the Administrative Agent and the European Administrative Agent. The Borrowers will furnish to the Lenders, upon request of any Applicable Administrative Agent, information in reasonable detail as to the insurance so maintained.

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          SECTION 5.10. Casualty and Condemnation. The Borrowers (a) will furnish to the Administrative Agent (for delivery to the Lenders) prompt written notice of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or interest therein under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the Net Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement and the Collateral Documents.
          SECTION 5.11. Appraisals. At any time that the U.S. Collateral Agent requests, the Borrowers will provide the U.S. Collateral Agent with appraisals or updates thereof of their Inventory from an appraiser selected and engaged by the U.S. Collateral Agent, and prepared on a basis satisfactory to the U.S. Collateral Agent, such appraisals and updates to include, without limitation, information required by applicable law and regulations; provided, however, only one such appraisal per calendar year shall be at the sole expense of the Loan Parties; provided further, however, (a) two such appraisals per calendar year shall be at the sole expense of the Loan Parties if a Level 2 Minimum Availability Period, solely with respect to clause (a) of such defined term, has been in effect for a period of at least five consecutive Business Days during such calendar year and (b) if an Event of Default has occurred during any calendar year there shall be no limitation as to number and frequency of such appraisals during such calendar year that shall be at the sole expense of the Loan Parties. For purposes of this Section 5.11, it is understood and agreed that a single appraisal may consist of examinations conducted at multiple relevant sites, both domestic and international, and involve one or more relevant Loan Parties and their assets. The U.S. Collateral Agent will conduct not less than one appraisal per calendar year of the Inventory of the Loan Parties.
          SECTION 5.12. Field Examinations. At any time that the U.S. Collateral Agent requests, the Borrowers will allow the U.S. Collateral Agent to conduct field examinations or updates thereof during normal business hours to ensure the adequacy of Collateral included in any Borrowing Base and related reporting and control systems; provided, however, only one such field examination per calendar year shall be at the sole expense of the Loan Parties; provided further, however, (a) two such field examinations per calendar year shall be at the sole expense of the Loan Parties if a Level 2 Minimum Availability Period, solely with respect to clause (a) of such defined term, has been in effect for a period of at least five consecutive Business Days during such calendar year and (b) if an Event of Default has occurred during any calendar year there shall be no limitation as to number and frequency of such field examinations during such calendar year that shall be at the sole expense of the Loan Parties. For purposes of this Section 5.12, it is understood and agreed that a single field examination may consist of examinations conducted at multiple relevant sites, both domestic and international, and involve one or more relevant Loan Parties and their assets. The U.S. Collateral Agent will conduct not less than one field examination per calendar year of the Collateral included in each Borrowing Base.
          SECTION 5.13. Depository Banks. The Borrowers, the Domestic Subsidiaries and each Foreign Subsidiary that is a Loan Party will maintain one or more of the Lenders as its principal depository bank, including for the maintenance of operating,

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administrative, cash management, collection activity, and other deposit accounts for the conduct of its business; provided, that in the event no Lender operates as a depository bank in an applicable jurisdiction, such accounts may be maintained with an Affiliate of a Lender or otherwise as specified by the Administrative Agent, in its Permitted Discretion.
          SECTION 5.14. Additional Collateral; Further Assurances. (a) Subject to applicable law, each Borrower and each Subsidiary that is a U.S. Loan Party shall cause each of the Domestic Subsidiaries and each of the First-Tier Foreign DREs (other than Investments in Persons that are permitted to be made pursuant to Sections 6.04(c)(ii) and (iii)) formed or acquired after the Effective Date in accordance with the terms of this Agreement to become a U.S. Loan Party by executing the U.S. Guarantor Joinder Agreement set forth as Exhibit E-1 hereto (the “U.S. Guarantor Joinder Agreement”), whereupon it shall guarantee repayment of all the Secured Obligations. Upon execution and delivery thereof, each such Person (i) shall automatically become a U.S. Loan Guarantor hereunder and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Loan Documents and (ii) will grant Liens to the Administrative Agent (for the benefit of the Lender Parties) in order to secure repayment of all the Secured Obligations in any property of such U.S. Loan Party which constitutes Collateral.
          (b) To secure the prompt payment and performance of all the Secured Obligations, each U.S. Borrower and each Subsidiary that is a U.S. Loan Party will cause: (i) 100% of the issued and outstanding Equity Interests owned thereby of each of the Domestic Subsidiaries, (ii) 100% of the issued and outstanding Equity Interests owned thereby of each of the First-Tier Foreign DREs, (iii) 100% of the Equity Interests owned thereby (but in the case of Equity Interests entitled to vote, not more than 65% of the Equity Interests constituting the total combined classes of Equity Interests entitled to vote) in each First-Tier Foreign Subsidiary, and (iv) 100% of the Equity Interests owned thereby (but in any case, not more than 309/476 of the Equity Interests constituting the total combined classes of Equity Interests entitled to vote) of Jones Apparel Group Canada, LP (it being understood that all such Equity Interests described in this clause (iv) shall be pledged by Jones Canada LP and not by Jones Canada GP) to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent (for the benefit of the U.S. Lender Parties) pursuant to the terms and conditions of the Loan Documents or other security documents as the Administrative Agent shall reasonably request, provided, however, that (x) if Jones Apparel Group Canada, LP issues additional Equity Interests that are entitled to vote, Jones Canada LP agrees to promptly pledge to the Administrative Agent such additional number of whole limited partnership units of Jones Apparel Group Canada, LP equal to approximately (but not in excess of) 65% of such additional limited partnership units that are so issued and (y) none of the Equity Interests of Rachel Roy IP Company LLC or SW Holdings or any subsidiary of SW Holdings shall be subject to such Lien so long as 100% of the Equity Interests of Rachel Roy IP Company LLC or SW Holdings or any subsidiary of SW Holdings, as the case may be, are not owned by one or more U.S. Loan Parties. The Borrowers agree if (A) the Administrative Agent notifies the Borrower Representative that as a result of a change in law there is a reason to believe that a pledge of a greater percentage of any First-Tier Foreign Subsidiary’s voting Equity Interests or a guarantee by any First-Tier Foreign Subsidiary of the Guaranteed Obligations would not result in a “deemed dividend” under Section 956 of the Code and (B) subsequent to the receipt of such notice the Borrower Representative reasonably determines (which determination the

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Borrower Representative agrees to consider, in consultation with its counsel and other tax advisors, promptly following receipt of such notice from the Administrative Agent) that a pledge of more than 65% of the total combined voting power of all classes of Equity Interests entitled to vote of such First-Tier Foreign Subsidiary or a guarantee by such First-Tier Foreign Subsidiary of the Guaranteed Obligations would not result in such a “deemed dividend” or any other tax liability to the Borrowers, the applicable Borrower will promptly pledge such greater percentage of the voting Equity Interests of each such First-Tier Foreign Subsidiary and cause each such First-Tier Foreign Subsidiary to provide a guarantee of the Guaranteed Obligations, in each case to the extent that the foregoing would not result in such a “deemed dividend” under Section 956 of the Code or other tax liability to the Borrowers.
          (c) To secure the prompt payment and performance of all of the International Secured Obligations, subject to applicable law, (x) each Canadian Loan Party shall cause each of its Subsidiaries that is organized under the laws of Canada, any Province of Canada, the U.S. or any State of the U.S. and (y) each European Borrower shall cause each of its Subsidiaries organized under the laws of the jurisdiction of organization of such European Borrower to:
(i) become a party to, (A) in the case of any such Subsidiary that is referred to in paragraph (c)(x) above, a guarantee agreement that guarantees repayment of the International Secured Obligations, substantially in the form of the Canadian Guarantee referred to in clause (a) of the definition thereof, and (B) in the case of any such Subsidiary that is referred to in paragraph (c)(y) above, a guarantee agreement that guarantees repayment of the International Secured Obligations, that is in form and substance satisfactory to the European Administrative Agent;
(ii) pledge and grant a security interest in 100% of the Equity Interests in each such Subsidiary and all of its personal property and assets, the foregoing to be effected (A) in the case of any such Subsidiary that is referred to in paragraph (c)(x) above, by a pledge agreement or other security agreement that is in a form and substance satisfactory to the European Administrative Agent and (B) in the case of any such Subsidiary that is referred to in paragraph (c)(y) above, by becoming a party to an agreement in a form substantially similar to the General Security Agreement, the Securities Pledge Agreement and, if any of such assets is located in the Province of Quebec, the Deed of Hypothec, in each case as the foregoing are referred to in the definition of “Canadian Security Agreement,”; and
(iii) deliver such other documentation, make any filings and take any other actions that any Applicable Administrative Agent or any Applicable Collateral Agent may reasonably require in order to perfect its first priority security interest in the assets referred to in the preceding paragraph (c)(ii);
provided, however, that so long as 100% of the Equity Interests of GRI are not owned by one or more Loan Parties, none of the Equity Interests of GRI shall be subject to such Lien and provided, further, that the foregoing shall not include those Persons in which Investments are made pursuant to Section 6.04(c)(ii) and (iii).

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          (d) Without limiting the foregoing, each Loan Party will, and will cause each Subsidiary to, execute and deliver, or cause to be executed and delivered, to the relevant Applicable Collateral Agent such documents, agreements and instruments, and will take or cause to be taken such further actions (including the filing and recording of financing statements, hypothecs, fixture filings, mortgages, deeds of trust and other documents and such other actions or deliveries of the type required by Sections 4.01 or 4.03, as applicable), which may be required by law or which relevant Applicable Collateral Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents, all at the expense of the Loan Parties.
          (e) If (i) any assets constituting personal property that are acquired by any Borrower or any Subsidiary that is a Loan Party have at any time a fair market value in excess of $2,000,000 individually or $5,000,000 in the aggregate for all Loan Parties or (ii) any deposit accounts opened by any Subsidiary of a European Borrower or any existing deposit accounts of any Subsidiary of a European Borrower are determined by the European Administrative Agent, in its Permitted Discretion, to comprise part of the cash structure of any European Borrower (in the case of (i) or (ii) excluding assets constituting Collateral under the applicable Collateral Documents that become subject to the Lien granted by the U.S. Loan Parties in favor of the Administrative Agent (for the benefit of the Lender Parties, securing the Secured Obligations), granted by the Canadian Loan Parties in favor of the Administrative Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations) or the Lien granted by the European Loan Parties in favor of the European Collateral Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations), in each case upon acquisition thereof), the Borrower Representative will promptly notify each Applicable Collateral Agent and the Lenders thereof, and, if requested by any Applicable Collateral Agent or the Required Lenders, the Borrowers will cause such assets to be subjected to a Lien granted by the U.S. Loan Parties in favor of the Administrative Agent (for the benefit of the Lender Parties, securing the Secured Obligations), granted by the Canadian Loan Parties for the benefit of the International Lender Parties (securing the International Secured Obligations) or a Lien granted by the European Loan Parties in favor of the European Collateral Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations), and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by any Applicable Collateral Agent to grant and perfect such Liens, including actions described in paragraph (c) of this Section, all at the expense of the Loan Parties.
          SECTION 5.15. Credit Card Notification Agreements. The Borrowers will maintain credit card processing arrangements with the credit card issuers and processors identified on Schedule 3.18; provided, however, that the Borrowers may amend Schedule 3.18 to remove any credit card issuer or processor identified therein or to add additional credit card issuers and processors that are satisfactory to the Administrative Agent, in its sole discretion, and concurrently with the making of any such amendment the Borrowers shall provide to the Administrative Agent a Credit Card Notification Agreement with respect thereto.

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          SECTION 5.16. Transfer of Accounts of European Loan Parties; Notification of Account Debtors. At any time at the request of the European Administrative Agent in its sole discretion following the commencement of a Dominion Period, the European Loan Parties shall (a) either (i) immediately cause all of their deposit accounts to be transferred to the name of the European Collateral Agent or (ii) to the extent such deposit accounts cannot be transferred to the European Collateral Agent, promptly open new deposit accounts with (and in the name of) the European Collateral Agent, and (b) ensure that all monies owing to them will immediately be re-directed to new accounts that have been established in the name of the European Collateral Agent pursuant to subclause (a) above. In addition, each European Borrower agrees that if, following its European Borrower Effective Date, any of its Account Debtors have not previously received notice of the security interest of the European Collateral Agent over its Accounts, it shall promptly give notice to such Account Debtors of the same.
          SECTION 5.17. European Loan Party Cash Management. Except as otherwise provided in this Agreement or any other Loan Document (including pursuant to Section 2.10(b)), the Company and each European Loan Party will ensure that all cash collections of such Persons are deposited (whether directly or indirectly) into collection deposit accounts only containing such cash collections of such Persons, in the manner that is satisfactory to the Applicable Administrative Agents, the Applicable Collateral Agents and the U.S. Collateral Agent, which may include modifying the provisions of the U.S. Security Agreement as it relates to the deposit of collections. The parties hereto acknowledge and agree that any actions taken under this Section 5.17 are being taken pursuant to Section 4.03(s) and, accordingly, any resulting modifications to the Loan Documents shall only require the consent of the Borrower Representative, the Applicable Administrative Agents, the Applicable Collateral Agents and the U.S. Collateral Agent.
          SECTION 5.18. Financial Assistance. Each European Loan Party and its Subsidiaries shall comply in all respects with applicable legislation governing financial assistance and/or capital maintenance, including ss 678-679 of the United Kingdom’s Companies Act 2006, Articles 329 or 629 of Belgium’s Company Code, Sections 2:98c and 2:207c of the Netherlands Civil Code (Burgerlijk Wetboek), articles 143.2 and 150 of Spain’s Capital Company Act (Royal Legislative Decree 1/2010, 2 July), Section 60 of Ireland’s Companies Act 1963 and Article L.225-216 of France’s Commercial Code, ss 30 of Germany’s Limited Liability Company Act (GmbHG) or s 57 of Germany’s Stock Corporation Act (Aktiengesetz), and article 2358 of Italy’s Civil Code, in each case as amended, or any equivalent and applicable provisions under the laws of the jurisdiction of organization of each European Loan Party, including in relation to the execution of the Collateral Documents of each European Loan Party and payments of amounts due under this Agreement.
          SECTION 5.19. Swiss Twenty Non-Bank Rule. Each Swiss Borrower shall at all times comply with the Swiss Twenty Non-Bank Rule; provided, that it shall not be in breach of its obligations pursuant to this Section 5.19 if the number of its creditors (other than Swiss Qualifying Lenders) exceeds 20 solely by reason of an incorrect confirmation made by one or more International Revolving Lenders pursuant to Section 2.18(g) or a failure by one

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or more International Revolving Lenders to comply with their obligations set forth in Section 9.04 with respect to any Swiss Borrower.
ARTICLE VI
Negative Covenants
          Until the Revolving Commitment has expired or been terminated as provided in Section 2.09(a) or (b), as the case may be, each Loan Party executing this Agreement covenants and agrees, jointly and severally with all of the Loan Parties, with the Lender Parties that:
          SECTION 6.01. Indebtedness. No Loan Party will, nor will it permit any of the Subsidiaries to, create, incur or suffer to exist any Indebtedness, except:
     (a) the Secured Obligations;
     (b) Indebtedness existing on the Original Effective Date and set forth in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness in accordance with paragraph (f) hereof;
     (c) Indebtedness of any Borrower to any Subsidiary and of any Subsidiary to any Borrower or any other Subsidiary; provided that (i) Indebtedness of any Subsidiary that is not a Loan Party to any Borrower or any Subsidiary that is a Loan Party shall be subject to Section 6.04 and (ii) Indebtedness of any Borrower to any Subsidiary and Indebtedness of any Subsidiary that is a Loan Party to any Subsidiary that is not a Loan Party shall be subordinated to the Secured Obligations on terms reasonably satisfactory to the Administrative Agent;
     (d) Guarantees by any Borrower of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of any Borrower or any other Subsidiary, provided that (i) the Indebtedness so Guaranteed is permitted by this Section 6.01, (ii) Guarantees by any Borrower or any Subsidiary that is a Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to Section 6.04(e) and (iii) Guarantees permitted under this paragraph (d) shall be subordinated to the Secured Obligations of the applicable Subsidiary if, and on the same terms as, the Indebtedness so Guaranteed is subordinated to the Secured Obligations;
     (e) Indebtedness of any Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets (whether or not constituting purchase money Indebtedness), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof; provided that (i) such Indebtedness is incurred prior to or within 120 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this paragraph (e) shall not exceed $100,000,000 at any time outstanding;

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     (f) Indebtedness which represents an extension, refinancing, replacement or renewal of any of the Indebtedness described in paragraphs (b), (e), (i), (j) and (k) hereof; provided that (i) the principal amount of such Indebtedness is not increased (except to the extent used to finance accrued interest and premiums (including tender or make-whole premiums) thereon and underwriting discounts, defeasance costs, fees, commissions and expenses), (ii) any Liens securing such Indebtedness are not extended to any additional property of any Loan Party, (iii) no Loan Party that is not originally obligated with respect to repayment of such Indebtedness is required to become obligated with respect thereto, (iv) such extension, refinancing, replacement or renewal does not result in a shortening of the average weighted maturity of the Indebtedness so extended, refinanced, replaced or renewed and (v) if the Indebtedness that is refinanced, replaced, renewed or extended was subordinated in right of payment to the Secured Obligations, then the terms and conditions of the refinancing, replacement, renewal, or extension Indebtedness must include subordination terms and conditions that are at least as favorable to the Administrative Agent and the Lenders as those that were applicable to the refinanced, replaced, renewed, or extended Indebtedness;
     (g) Indebtedness owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business;
     (h) Indebtedness of any Borrower or any Subsidiary in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business;
     (i) secured Indebtedness incurred in connection with the IP Secured Financing;
     (j) Indebtedness of any Person that becomes a Subsidiary after the Original Effective Date; provided that (i) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (ii) the aggregate principal amount of Indebtedness permitted by this paragraph (j) shall not exceed $100,000,000 at any time outstanding;
     (k) other unsecured Indebtedness in an unlimited amount;
     (l) Indebtedness arising out of leases incurred in connection with sale and leaseback transactions permitted by Section 6.06;
     (m) the Indebtedness of any joint venture, partnership or similar arrangement which would be consolidated with those of the Company in the Company’s consolidated financial statements in accordance with GAAP but of which not more than 50% of the equity or the ordinary voting power (or, in the case of a partnership, not more than 50% of the general partnership interests) are, as of such date, owned, controlled or held by the Company or any of its consolidated Subsidiaries;

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     (n) other secured and unsecured Indebtedness of any Foreign Subsidiaries that are not Loan Parties in an unlimited amount; and
     (o) Indebtedness of any German Loan Party under (i) direct pension commitments or (ii) old-age part-time arrangements (to the extent such German Loan Party is required by applicable German law to enter into such old-age part-time arrangements); provided, that all such Indebtedness shall only constitute Permitted Indebtedness if all German statutory insolvency protection measures in respect of such Indebtedness have been satisfied and complied with.
          SECTION 6.02. Liens. No Loan Party will, nor will it permit any of the Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:
     (a) Liens created pursuant to any Loan Document;
     (b) Permitted Encumbrances;
     (c) any Lien on any property or asset of any Borrower or any Subsidiary existing on the Original Effective Date and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of such Borrower or Subsidiary and (ii) such Lien shall secure only those obligations which it secured on the Original Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;
     (d) Liens on fixed or capital assets acquired, constructed or improved by any Borrower or any Subsidiary; provided that (i) such security interests secure Indebtedness permitted by paragraph (e) of Section 6.01, (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 120 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of such Borrower or Subsidiary or any other Borrower or Subsidiary;
     (e) any Lien existing on any property or asset (other than Accounts and Inventory) prior to the acquisition thereof by any Borrower or any Subsidiary, including or as a result of merger or consolidation with any Borrower or any Subsidiary that is permitted pursuant to Section 6.03, or existing on any property or asset (other than Accounts and Inventory) of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition, merger or consolidation or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of such Borrower or Subsidiary or any other Borrower or Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and extensions, renewals and replacements thereof that do

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not increase the outstanding principal amount thereof except to the extent permitted by paragraph (f) of Section 6.01;
     (f) Liens (i) of a collecting bank arising in the ordinary course of business under Section 4-210 of the Uniform Commercial Code in effect in the relevant jurisdiction covering only the items being collected upon or (ii) in favor of a banking institution arising as a matter of law, encumbering amounts credited to deposit or securities accounts (including the right of set-off) and which are within the general parameters customary in the banking industry;
     (g) Liens arising out of sale and leaseback transactions permitted by Section 6.06;
     (h) Liens granted by a Subsidiary that is not a Loan Party in favor of any Borrower or another Loan Party in respect of Indebtedness owed by such Subsidiary;
     (i) Liens arising from precautionary UCC or PPSA financing statements, including in respect of any operating lease or disposition permitted by this Agreement;
     (j) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff or similar rights and remedies, in each case as to deposit accounts or other funds maintained with a creditor depositary institution;
     (k) Liens granted to secure payment of the Indebtedness permitted pursuant to Section 6.01(f); provided that such Liens do not spread to cover any property or assets that were not originally secured by the Indebtedness being so refinanced;
     (l) Liens not otherwise permitted by this Section 6.02 so long as (i) neither (A) the aggregate outstanding principal amount of the obligations secured thereby nor (B) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds (as to the Borrowers and all Subsidiaries) $100,000,000 at any one time and (ii) any such Liens do not cover any Collateral;
     (m) Liens on the assets of any Person other than a Loan Party securing Indebtedness permitted pursuant to Section 6.01(n);
     (n) Liens not otherwise permitted by this Section 6.02 on assets of Loan Parties and Domestic Subsidiaries that are not Loan Parties so long as (i) neither (A) the aggregate outstanding principal amount of the obligations secured thereby nor (B) the aggregate fair market value (determined as of the date any such Lien is incurred) of the assets subject thereto exceeds (as to all such Persons) $100,000,000 at any one time and (ii) no such Liens cover any Specified Collateral; and
     (o) Liens securing Indebtedness permitted pursuant to Section 6.01(o), solely over the property of the applicable German Loan Party and solely to the extent required by mandatory German law.

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Notwithstanding the foregoing, none of the Permitted Liens (other than nonconsensual Permitted Liens securing Indebtedness in an aggregate amount at any time not exceeding $5,000,000) may at any time attach to any Loan Party’s (1) Accounts, other than those permitted under paragraphs (a) and (h) of the definition of “Permitted Encumbrances” and paragraph (a) and (g) above and (2) Inventory, other than those permitted under paragraphs (a), (b) and (h) of the definition of “Permitted Encumbrances” and paragraph (a) above.
          SECTION 6.03. Fundamental Changes. (a) No Loan Party will, nor will it permit any of the Subsidiaries to, merge into or consolidate or amalgamate with any other Person, or permit any other Person to merge into or consolidate or amalgamate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing (i) any Subsidiary of any Borrower may merge into or amalgamate with any Borrower in a transaction in which such Borrower is the surviving corporation, (ii) any Loan Party (other than a Borrower) may merge into or amalgamate with any Loan Party in a transaction in which the surviving entity is a Loan Party (iii) any Subsidiary may transfer its assets to a Loan Party and any Subsidiary which is not a Loan Party may transfer its assets to another Subsidiary that is not a Loan Party, (iv) any Borrower may merge with any other Borrower, (v) any Loan Party (other than a Borrower) may merge into or amalgamate with any other person if required to complete a Permitted Acquisition; (vi) any Subsidiary that is not a Loan Party may merge into or amalgamate with any other Subsidiary that is not a Loan Party and (vii) any Subsidiary that is not a Loan Party may liquidate or dissolve if the Borrower which owns such Subsidiary determines in good faith that such liquidation or dissolution is in the best interests of such Borrower and is not materially disadvantageous to the Lenders; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.
          (b) No Loan Party will, nor will it permit any of the Subsidiaries to, engage in any business other than businesses of the type conducted by the Borrowers and the Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.
          SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. No Loan Party will, nor will it permit any of the Subsidiaries to, purchase, hold or acquire (including pursuant to any merger or amalgamation with any Person that was not a Loan Party and a wholly owned Subsidiary prior to such merger) any Equity Interests, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (whether through purchase of assets, merger or otherwise), except:
     (a) Permitted Investments, subject (as provided in each applicable Security Agreement) to control agreements delivered by the U.S. Loan Parties in favor of the Administrative Agent (for the benefit of the Lender Parties, securing the Secured Obligations), the Canadian Loan Parties in favor of the Administrative Agent (for the

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benefit of the International Lender Parties, securing the International Secured Obligations) or the European Loan Parties in favor of the European Collateral Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations), or otherwise subject to a perfected security interest of the U.S. Loan Parties in favor of Administrative Agent (for the benefit of the Lender Parties, securing the Secured Obligations), the Canadian Loan Parties in favor of the Administrative Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations) or the European Loan Parties in favor of the European Collateral Agent (for the benefit of the International Lender Parties, securing the International Secured Obligations); provided that the Administrative Agent may agree to alternative arrangements with respect to any European Loan Party, in its Permitted Discretion;
     (b) Investments in existence on the Original Effective Date and described in Schedule 6.04;
     (c) Investments by the Borrowers and the Subsidiaries in Equity Interests in Persons that are (i) Loan Parties, (ii) Subsidiaries that are not Loan Parties and (iii) GRI and Rachel Roy IP Company LLC; provided that (A) any such Equity Interests held by a U.S. Loan Party shall be pledged pursuant to the U.S. Security Agreement (subject to the limitations applicable to Equity Interests of First-Tier Foreign Subsidiaries referred to in Section 5.14(b)(iii) and (iv)), any such Equity Interests held by a Canadian Loan Party shall be pledged pursuant to the applicable Canadian Security Agreement and any such Equity Interests held by a European Loan Party shall be pledged pursuant to the applicable European Security Agreement, and (B) the aggregate amount of Investments made after the Original Effective Date by Loan Parties in any Person described in clause (ii) or (iii) above (including intercompany loans permitted under clause (B) to the proviso to Section 6.04(d) and outstanding Guarantees permitted under the proviso to Section 6.04(e)) shall not exceed the sum of (1) (w) Investments existing on June 29, 2010 in GRI, Rachel Roy IP Company LLC and Subsidiaries that are not Loan Parties, (x) one or more Investments in Equity Interests of GRI following the Effective Date, for an aggregate consideration not to exceed $125,000,000, (y) loans and advances existing on June 29, 2010 of the Loan Parties to Subsidiaries that are not Loan Parties and (z) Guarantees existing on June 29, 2010 by Loan Parties of the aggregate principal amount of Indebtedness of Subsidiaries that are not Loan Parties (in each case as set forth on Schedule 6.04) and (2) $50,000,000 (the “Investment Basket”) at any time outstanding (in each case determined without regard to any write-downs or write-offs);
     (d) loans or advances made by (i) any Borrower to any Subsidiary or any other Borrower and (ii) any Subsidiary to any Borrower or any other Subsidiary, provided that (A) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged pursuant to the U.S. Security Agreement or the applicable Canadian Security Agreement or European Security Agreement, as applicable, and (B) the amount of such loans and advances made after the Original Effective Date by Loan Parties to Subsidiaries that are not Loan Parties (together with outstanding Investments permitted under clause (B) to the proviso to Section 6.04(c) and made after the Effective Date and outstanding Guarantees permitted under the proviso to Section 6.04(e) and made after the Original Effective Date) shall not exceed the Investment Basket at any

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time outstanding (in each case determined without regard to any write-downs or write-offs);
     (e) Guarantees constituting Indebtedness permitted by Section 6.01, provided that the aggregate principal amount of Indebtedness of Subsidiaries that are not Loan Parties that is Guaranteed by any Loan Party after the Effective Date shall (together with outstanding Investments permitted under clause (B) to the proviso to Section 6.04(c) and made after the Effective Date and outstanding intercompany loans permitted under clause (B) to the proviso to Section 6.04(d) and made after the Effective Date) shall not exceed the Investment Basket at any time outstanding (in each case determined without regard to any write-downs or write-offs);
     (f) loans or advances by the Borrowers and the Subsidiaries to their employees in the ordinary course of business consistent with past practices for travel and entertainment expenses, relocation costs and similar purposes up to a maximum of $4,000,000 in the aggregate at any one time outstanding;
     (g) loans and advances to third party contractors in the ordinary course of business and consistent with past practices in an aggregate outstanding amount not to exceed at any time $2,000,000 (excluding such loans and advances consisting of prepayments or advances for inventory or services);
     (h) subject to Sections 4.2(a) and 4.4 of the U.S. Security Agreement and any comparable section of any other Security Agreement, notes payable, or stock or other securities issued by Account Debtors to a Loan Party pursuant to negotiated agreements with respect to settlement of such Account Debtor’s Accounts in the ordinary course of business, consistent with past practices;
     (i) Investments in the form of Swap Agreements permitted by Section 6.07;
     (j) Investments of any Person existing at the time such Person becomes a Subsidiary of a Borrower or consolidates or merges with a Borrower or any of the Subsidiaries (including in connection with a Permitted Acquisition) so long as such Investments were not made in contemplation of such Person becoming a Subsidiary or of such merger;
     (k) Investments received in connection with the dispositions of assets permitted by Section 6.05;
     (l) Permitted Acquisitions; provided that both immediately before and immediately after giving effect thereto, (i) no Default or Event of Default shall have occurred and be continuing, (ii) the Fixed Charge Coverage Ratio for the Test Period in effect at the time such Permitted Acquisition is to occur shall be not less than 1.00 to 1.00 (determined on a Pro Forma Basis in respect of the Test Period in effect at such time and (iii) Availability will not be less than 17.5% of the total Revolving Commitment as of the date such Permitted Acquisition is consummated and for the period of 60 consecutive days immediately preceding the consummation of such Permitted Acquisition after giving pro forma effect thereto;

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     (m) Investments constituting deposits described in paragraphs (c) and (d) of the definition of the term “Permitted Encumbrances”;
     (n) Guarantees by the Borrower or any of the Subsidiaries of leases (other than Capital Lease Obligations) or of other obligations of the Borrower or any of its Subsidiaries that do not constitute Indebtedness, in each case entered into in the ordinary course of business that is consistent with past practice;
     (o) other Investments not otherwise permitted by this Section 6.04; provided that both immediately before and immediately after giving effect thereto, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the aggregate amount of all Investments made pursuant to this paragraph (o) shall not exceed $100,000,000 in any fiscal year of the Borrower; and
     (p) other Investments not otherwise permitted by this Section 6.04; provided that (i) both immediately before and immediately after giving effect to each such Investment, no Default or Event of Default shall have occurred and be continuing, and (ii) at the time any such Investment is made (A) the Fixed Charge Coverage Ratio for the Test Period in effect at such time shall not be less than 1.15 to 1.00 (determined on a Pro Forma Basis in respect of the Test Period in effect at such time) and (B) Availability shall not be less than 17.5% of the total Revolving Commitment as of the date such Investment is made and for the period of 60 consecutive days immediately preceding such date after giving pro forma effect thereto.
          SECTION 6.05. Asset Sales. No Loan Party will, nor will it permit any of the Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will any Borrower permit any Subsidiary to issue any additional Equity Interest in such Subsidiary (other than to another Borrower or another Subsidiary in compliance with Section 6.04), except:
     (a) the sales, transfers, leases or dispositions of assets described in Schedule 6.05;
     (b) sales, transfers and dispositions of (i) inventory in the ordinary course of business and (ii) used, obsolete, worn out or surplus equipment or property in the ordinary course of business;
     (c) sales, transfers and dispositions to any Borrower or any Subsidiary, provided that (i) both immediately before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and (ii) any such sales, transfers or dispositions since the Original Effective Date involving a Subsidiary that is not a Loan Party shall (A) be made in compliance with Section 6.09 and (B) not have an aggregate fair market value, when added to the fair market value of all the assets sold, transferred or disposed of pursuant to paragraph (h) below, of more than 20% of Consolidated Total Assets calculated as of the last day of the most recent fiscal month preceding the consummation of such sale, transfer or disposition;

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     (d) sales, transfers and dispositions of accounts receivable in connection with the compromise, settlement or collection thereof;
     (e) sales, transfers and dispositions of Investments permitted by paragraphs (c)(ii), (h) and (i) of Section 6.04 and the proviso to Section 6.04(d);
     (f) sale and leaseback transactions permitted by Section 6.06;
     (g) dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Borrower or any Subsidiary;
     (h) sales, transfers and other dispositions of assets (other than Equity Interests in a Subsidiary unless all Equity Interests in such Subsidiary are sold) that are not permitted by any other paragraph of this Section, provided that (i) both immediately before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and (ii) the aggregate fair market value of all assets sold, transferred or otherwise disposed of since the Original Effective Date in reliance upon this paragraph (h) and pursuant to paragraph (c) to Subsidiaries that are not Loan Parties shall not exceed 20% of Consolidated Total Assets calculated as of the last day of the most recent fiscal month preceding the consummation of such sale, transfer or disposition;
     (i) Restricted Payments permitted by Section 6.08; and
     (j) dispositions of cash and Permitted Investments in the ordinary course of business that is consistent with past practices;
provided that all sales, transfers, leases and other dispositions permitted hereby (other than those permitted by paragraphs (c) (to the extent that the applicable transaction is solely among Loan Parties), (g) and (i) above) shall be made for fair value and for at least 75% cash consideration.
          SECTION 6.06. Sale and Leaseback Transactions. No Loan Party will, nor will it permit any of its Domestic Subsidiaries or Foreign Subsidiaries that are Loan Parties to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for any such sale of any fixed or capital assets by any Borrower or any Subsidiary that is made for cash consideration in an amount not less than the fair value of such fixed or capital asset and is consummated within 120 days after such Borrower or such Subsidiary acquires or completes the construction of such fixed or capital asset.
          SECTION 6.07. Swap Agreements. No Loan Party will, nor will it permit any of the Subsidiaries to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which any Borrower or any Subsidiary has actual exposure (other than those in respect of Equity Interests of any Borrower or any of its Subsidiaries), and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating

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rate or otherwise) with respect to any interest-bearing liability or Investment of any Borrower or any Subsidiary.
          SECTION 6.08. Restricted Payments; Certain Payments of Indebtedness. (a) No Loan Party will, nor will it permit any of the Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) each Borrower may declare and pay dividends with respect to its common stock payable solely in additional shares of its common stock, and, with respect to its preferred stock, payable solely in additional shares of such preferred stock or in shares of its common stock, (ii) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests, (iii) the Company may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and any of its Subsidiaries in an aggregate amount not to exceed $2,000,000 during any fiscal year of the Company; provided that, both immediately before and immediately after giving effect to each such Restricted Payment, no Default or Event of Default shall have occurred and be continuing, (iv) the Borrowers may make other Restricted Payments; provided that, (A) both immediately before the declaration of, and immediately after giving effect to each such Restricted Payment, no Default or Event of Default shall have occurred and be continuing, and (B) at the time any Restricted Payment is paid (x) the Fixed Charge Coverage Ratio for the Test Period in effect at the time shall not be less than 1.15 to 1.00 (determined on a Pro Forma Basis in respect of the Test Period in effect at such time) and (y) Availability shall not be less than 17.5% of the total Revolving Commitment for the period of 60 consecutive days immediately preceding the date such Restricted Payment is declared after giving pro forma effect thereto and (v) SW Holdings may make, in each case in accordance with Section 5.01(a) of its limited liability company agreement, (A) no more frequently than once each calendar quarter, tax distributions to its members in order for each such member to pay its reasonably estimated federal, state and local income taxes, if any, resulting solely from the inclusion of the income of SW Holdings in the taxable income of each such member, (B) no more frequently than once each calendar year, true up distributions to its members in respect of the tax distributions referred to in clause (A) above, in the event that any actual income taxes paid or payable by any such member shall be in excess of the estimated amount thereof, (C) dividends and distributions from time to time to the Loan Parties or their Subsidiaries that are Loan Parties and (D) distributions consisting of closing date balance sheet settlement payments in respect of the SW Holdings Initial Acquisition provided for by the purchase agreement relating to the SW Holdings Acquisition.
          (b) No Loan Party will, nor will it permit any of its Domestic Subsidiaries or Foreign Subsidiaries that are Loan Parties to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:
     (i) payment of Indebtedness created under the Loan Documents;

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     (ii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness (including the Existing Debt Securities that are maturing in November 2014), other than payments in respect of the Subordinated Indebtedness prohibited by the subordination provisions thereof or relating thereto; provided that (A) if, either immediately before or after giving effect to any such payment on the Existing Debt Securities any Event of Default has occurred and is continuing, no such payment may be made thereon other than on account of accrued and unpaid interest thereon and in an amount not exceeding the Existing Debt Securities Reserve, and (B) no payment on any such Indebtedness (other than the Existing Debt Securities) shall be made if, either both immediately before and after giving effect to any such payment, any Default or Event of Default has occurred and is continuing;
     (iii) refinancings, replacements and renewals of Indebtedness to the extent permitted by Section 6.01;
     (iv) payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;
     (v) prepayment of the Existing Debt Securities that are maturing in November 2014 pursuant to open market purchases or a tender offer for such Existing Debt Securities; provided that (A) both immediately before and after giving effect to such prepayment, no Default or Event of Default shall have occurred and be continuing and (B) either (1) after giving effect to such prepayment Availability plus cash on hand of the Loan Parties (which is reasonably identified to the satisfaction of the U.S. Collateral Agent) shall not be less than $200,000,000 or (2) both (x) the Fixed Charge Coverage Ratio for the Test Period in effect at the time such prepayment is made shall not be less than 1.15 to 1.00 (determined on a Pro Forma Basis in respect of the Test Period in effect at such time) and (y) Availability shall not be less than 17.5% of the total Revolving Commitment for the period of 60 consecutive days immediately preceding the date such prepayment is to be made after giving pro forma effect thereto; and
     (vi) payment of intercompany Indebtedness in accordance with past practices arising in connection with cash management transactions in the ordinary course of business; provided that no such payment shall be made by a Loan Party to a Person that is not a Loan Party if immediately before or after giving effect thereto any Default or Event of Default has occurred and is continuing.
          SECTION 6.09. Transactions with Affiliates. No Loan Party will, nor will it permit any of its Domestic Subsidiaries or Foreign Subsidiaries that are Loan Parties to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions that (i) are in the ordinary course of business and (ii) are at prices and on terms and conditions not less favorable to such Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among any Borrowers and other Loan Parties (including transfers of Inventory) and any Subsidiary that is a Loan Party not involving any other Affiliate, (c) any loans, advances, Guarantees or other Investments permitted by Sections 6.04(c), (d) or (e), (d) any

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Indebtedness permitted under Section 6.01(c), (d) or (e), (e) any Restricted Payment permitted by Section 6.08, (f) loans or advances to employees permitted under Section 6.04, (g) the payment of reasonable fees to directors of any Borrower or any Subsidiary who are not employees of such Borrower or Subsidiary, and compensation and employee benefit arrangements paid to, and indemnities provided for the benefit of, directors, officers or employees of the Borrowers or their Subsidiaries in the ordinary course of business, (h) any issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and equity incentive and stock ownership plans approved by a Borrower’s board of directors and (i) (i) any intellectual property licenses or similar agreements entered into by a U.S. Borrower in connection with the acquisition of SW Holdings and (ii) the limited liability company agreement of SW Holdings.
          SECTION 6.10. Restrictive Agreements. No Loan Party will, nor will it permit any of its Domestic Subsidiaries or Foreign Subsidiaries that are Loan Parties to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of such Loan Party or any of the Subsidiaries to create, incur or permit to exist any Lien upon any of its property or assets to secure the Secured Obligations, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its Equity Interests or to make or repay loans or advances to any Borrower or any other Subsidiary or to Guarantee Indebtedness of any Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, (ii) the foregoing shall not apply to restrictions and conditions imposed on the Loan Parties existing on the Original Effective Date identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to the IP Secured Financing to the extent approved by the Administrative Agent in accordance with such defined term, (iv) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale; provided further that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (v) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness or sale and leaseback transactions permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (vi) clause (a) of the foregoing shall not apply to customary provisions in leases restricting the assignment thereof.
          SECTION 6.11. Amendment of Material Documents. No Loan Party will, nor will it permit any of the Subsidiaries to, amend, modify or waive any of its rights under (a) agreement relating to any Subordinated Indebtedness, (b) its certificate of incorporation, by-laws, operating, memorandum of association, management or partnership agreement or other organizational documents or (c) the Indenture, any Open Account Agreement or the Existing Debt Securities to the extent any such amendment, modification or waiver would be materially adverse to the Lenders in any respect.

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          SECTION 6.12. Fixed Charge Coverage Ratio. During any Level 1 Minimum Availability Period, the Borrowers will not permit the Fixed Charge Coverage Ratio as at the last day of any Test Period to be less than 1.0 to 1.0.
          SECTION 6.13. Open Account Agreements. No Loan Party will, nor will it permit any of its Domestic Subsidiaries or Foreign Subsidiaries that are Loan Parties to, enter into any Other Open Account Agreement without the prior consent of the Administrative Agent, such consent not to be unreasonably withheld or delayed. The aggregate amount of Open Account Obligations that are authorized to be outstanding at any time pursuant to the terms of any Open Account Agreement shall not exceed (a) in the case of Citibank Open Account Agreement, the Citibank Open Account Cap, and (b) in the case of any Other Open Account Agreement, the Open Account Other Cap with respect thereto as provided in the definition of “Open Account Other Cap.”
ARTICLE VII
Events of Default
          If any of the following events (“Events of Default”) shall occur:
     (a) any Borrower shall fail to pay (i) any principal of any Loan or any repayment or reimbursement obligation in respect of any LC Disbursement or (ii) any Open Account Obligation, in each case, when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;
     (b) any Borrower shall fail to pay any interest on any Loan or any fee or any other Obligation (other than an amount referred to in paragraph (a) of this Article) payable pursuant to this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;
     (c) any representation or warranty made or deemed made by or on behalf of any Loan Party or any Subsidiary in or in connection with this Agreement or any other Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been materially incorrect when made or deemed made;
     (d) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (with respect to a Loan Party’s existence), 5.08, 5.15, 5.16 or 5.17 or in Article VI (other than the last sentence of Section 6.13);
     (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those which constitute a default under another Section of this Article), and such failure shall continue unremedied for (i) during a Weekly Reporting Period, a period of one day after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the

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Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of Section 5.01(g), (h) or (i), (ii) a period of five days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of Section 5.01 (other than Section 5.01(g), (h) or (i) during a Weekly Reporting Period), 5.02 (other than Section 5.02(a)), 5.03 through 5.07, 5.09, 5.10, 5.11 or 5.12 of this Agreement, (iii) a period of 10 days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of the last sentence of Section 6.13 or (iv) a period of 15 days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of any other Section of this Agreement;
     (f) any Loan Party or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;
     (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this paragraph (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;
     (h) (i) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (A) liquidation, reorganization or other relief in respect of a Loan Party or any Subsidiary of any Loan Party or its debts, or of a substantial part of its assets, under any Insolvency Law now or hereafter in effect or (B) the appointment of a receiver, interim receiver, trustee, custodian, sequestrator, monitor, administrator, conservator or similar official for any Loan Party or any Subsidiary of any Loan Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;
          (ii) without limiting the preceding sub-clause (i), any corporate action, legal proceeding or other procedure or step is taken in relation to:
          (A) the suspension of payments, a moratorium of any examinership, indebtedness, winding-up, liquidation, compromise, arrangement, seizure or realization of security, dissolution, administration, examination or reorganization (by way of voluntary arrangement, scheme of arrangement or otherwise) of any European Loan Party;

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          (B) a composition, compromise, assignment or arrangement with any creditor of any European Loan Party;
          (C) the appointment of a liquidator, receiver, administrative receiver, administrator, examiner, compulsory manager, compulsory interim manager or other similar officer in respect of any European Loan Party or any of its material assets; or
          (D) enforcement of any Lien over any material assets of any European Loan Party;
or any analogous procedure or step is taken with respect to any European Loan Party or its material assets in any applicable jurisdiction; or
          (iii) without limiting the preceding sub-clause (i), any expropriation, attachment, sequestration, distress or execution or any analogous process in any jurisdiction affects any asset or assets of a European Loan Party having an aggregate value of $15,000,000 and is not discharged within 20 days;
     (i) (i) any Loan Party or any Subsidiary shall (A) voluntarily commence any proceeding or file any petition, proposal or notice of intention to file a proposal seeking liquidation, reorganization or other relief under any Insolvency Law now or hereafter in effect, (B) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in paragraph (h) of this Article, (C) apply for or consent to the appointment of a receiver, interim receiver, trustee, custodian, sequestrator, monitor, administrator, conservator or similar official for such Loan Party or Subsidiary of any Loan Party or for a substantial part of its assets, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) make a general assignment for the benefit of creditors or (F) take any action for the purpose of effecting any of the foregoing;
          (ii) any European Loan Party is deemed to or declared to be unable to pay its debts under applicable law, suspends or threatens to suspend making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness;
          (iii) the value of the assets of any European Loan Party is less than its liabilities (taking into account contingent and prospective liabilities);
          (iv) a moratorium is declared in respect of any indebtedness of any European Loan Party in an aggregate amount not less than $15,000,000; provided, that if a moratorium occurs, the end of such moratorium will not cure any Event of Default caused as a result of the declaration of such moratorium;
     (j) any Loan Party or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due (as interpreted, in respect of

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each French Loan Party, in accordance with Article L. 621-1 of France’s Commercial Code, as amended);
     (k) one or more judgments for the payment of money in an aggregate amount in excess of $50,000,000 shall be rendered against any Loan Party, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Loan Party or any Subsidiary to enforce any such judgment or any Loan Party or any Subsidiary shall fail within 30 days to discharge one or more non-monetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgments or orders, in any such case, are not stayed on appeal or otherwise being appropriately contested in good faith by proper proceedings diligently pursued;
     (l) (i)(A) an ERISA Event shall have occurred, (B) a trustee shall be appointed by a United States district court to administer any U.S. Pension Plan, (C) the PBGC shall institute proceedings to terminate any U.S. Pension Plan, (D) any Loan Party or any of their respective ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan that it has incurred or will be assessed Withdrawal Liability to such Multiemployer Plan and such entity does not have reasonable grounds for contesting such Withdrawal Liability or is not contesting such Withdrawal Liability in a timely and appropriate manner; or (E) any other event or condition shall occur or exist with respect to a U.S. Pension Plan; and in each case in paragraphs (A) through (E) above, such event or condition, together with all other such events or conditions, if any, could, in the opinion of the Required Lenders, reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect; (ii) a Pension Event shall occur which, in the Administrative Agent’s determination, constitutes grounds for the termination under any applicable law, of any Canadian Pension Plan or for the appointment by the appropriate Governmental Authority of a trustee for any Canadian Pension Plan, or if any Canadian Pension Plan shall be terminated or any such trustee shall be requested or appointed, or if a Loan Party or any of its Subsidiaries is in default with respect to payments to a Multiemployer Plan or Canadian Pension Plan resulting from their complete or partial withdrawal from such Canadian Pension Plan and any such event may reasonably be expected to have a Material Adverse Effect or any Lien arises (except for contribution amounts not yet due) in connection with any Canadian Pension Plan; or (iii) the Pensions Regulator issues a Financial Support Direction or a Contribution Notice or any comparable Governmental Authority issues any comparable notice to any European Loan Party;
     (m) a Change in Control shall occur;
     (n) the occurrence of any “default”, under and as defined in any Security Agreement or the breach of any of the terms or provisions of any Loan Document (other than this Agreement), which default or breach continues beyond any period of grace therein provided;

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     (o) the Loan Guaranty or any guaranty of any International Loan Party pursuant to the Loan Documents shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Loan Guaranty or any guaranty of any International Loan Party pursuant to the Loan Documents; or any Loan Guarantor shall fail to comply with any of the terms or provisions of the Loan Guaranty or any guaranty of any International Loan Party pursuant to the Loan Documents; or any Loan Guarantor shall deny that it has any further liability under the Loan Guaranty or any guaranty of any International Loan Party pursuant to the Loan Documents, or in any such case shall give notice to such effect;
     (p) any Collateral Document shall for any reason fail to create a valid and perfected first priority security interest in any Collateral purported to be covered thereby, except as permitted by the terms of any Collateral Document, or any Collateral Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document, or any Loan Party shall fail to comply with any of the terms or provisions of any Collateral Document; or
     (q) any material provision of any Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Loan Party shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms);
then, and in every such event (other than an event with respect to the Borrowers described in paragraph (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower Representative, take either or both of the following actions, at the same or different times: (i) terminate the Revolving Commitment, and thereupon the Revolving Commitment shall terminate immediately and (ii) declare the Loans and other Obligations then outstanding to be due and payable in whole (or in part, in which case any Obligations not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans and other Obligations so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; and in case of any event with respect to the Borrowers described in paragraph (h) or (i) of this Article, the Revolving Commitment shall automatically terminate and the principal of the Loans and other Obligations then outstanding, together with accrued interest thereon and all fees and other Obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers. Upon the occurrence and the continuance of an Event of Default, each Applicable Administrative Agent and each Applicable Collateral Agent may, and at the request of the Required Lenders shall, exercise any rights and remedies provided to it under the Loan Documents or at law or equity, including all remedies provided under the UCC, the PPSA, the Civil Code of Quebec or any other legislation.

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ARTICLE VIII
The Applicable Administrative Agents, Applicable Collateral Agents, U.S. Collateral Agent and Other Agents
          SECTION 8.01. The Applicable Administrative Agents and the Applicable Collateral Agents. Each of the Lender Parties hereby irrevocably appoints each Applicable Administrative Agent and Applicable Collateral Agent as its agent hereunder and under the other Loan Documents and authorizes each such Applicable Administrative Agent and Applicable Collateral Agent to take such actions on its behalf, including execution of the other Loan Documents and an intercreditor agreement in connection with the IP Secured Financing (as provided in the definition of such term in Section 1.01), and to exercise such powers as are delegated to such Applicable Administrative Agent and Applicable Collateral Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.
          Without limiting the powers of the Administrative Agent (in its capacity as an Applicable Collateral Agent) hereunder and under the other Loan Documents, each Lender Party and the Administrative Agent (in its sole capacity as the initial holder of the Bonds (as defined below)) hereby acknowledges and agrees that the Administrative Agent (or any successor thereto) shall, for the purposes of holding any security granted under the Loan Documents pursuant to the laws of the Province of Quebec to secure payment of debentures (or any similar instruments) issued by the Canadian Borrowers or any other Loan Party (which debentures as amended, restated, replaced, modified or supplemented at any time, for purposes of this Section, shall be hereinafter referred to as the “Bonds”), be the holder of an irrevocable power of attorney (“fondé de pouvoir”) (within the meaning of Article 2692 of the Civil Code of Quebec) for all present and future Lender Parties and holders of the Bonds. Each Lender Party and the Administrative Agent (solely in its capacity as the initial holder of the Bonds) hereby ratifies the appointment of and constitutes, to the extent necessary, the Administrative Agent as the holder of such irrevocable power of attorney (“fondé de pouvoir”) in order to hold hypothecs or other Liens granted by any one of the Loan Parties under the Loan Documents in the Province of Quebec to secure payment of the Bonds. Each assignee Lender Party and each assignee holder of Bonds shall be deemed to have confirmed and ratified the constitution of the Administrative Agent as the holder of such irrevocable power of attorney (“fondé de pouvoir”) by execution of the relevant agreements relating to such assignment. The Administrative Agent agrees to act in such capacity. Furthermore, the Administrative Agent hereby agrees and each of the other Lender Parties hereby appoints the Administrative Agent to act in the capacity of the holder and depositary of the Bonds on its own behalf as Administrative Agent and for and on behalf and for the benefit of all present and future Lender Parties. Each assignee Lender Party shall be deemed to have confirmed and ratified the constitution of the Administrative Agent as such holder and depositary of the Bonds by execution of the relevant agreements relating to such assignment. To the extent necessary, each Lender Party shall be deemed to confirm and ratify the appointments made under this Section by its execution of any the relevant Loan Document. The execution by the Administrative Agent prior to the Effective Date of any document creating or evidencing any such hypothec or other Lien for the benefit of any of the Lender Parties is hereby ratified and confirmed.

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          The parties hereto expressly waive the provisions and protection of Section 32 of An Act Respecting Special Powers of Legal Persons (Québec). The Administrative Agent may acquire and be the holder of the Bonds or other titles of indebtedness. Each of the parties hereto acknowledges and agrees that the Bonds constitute a title of indebtedness as such term is used in Article 2692 of the Civil Code of Quebec.
          Each bank serving as an Applicable Administrative Agent or Applicable Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Applicable Administrative Agent or Applicable Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Loan Parties or any Subsidiary of a Loan Party or other Affiliate thereof as if it were not an Applicable Administrative Agent or Applicable Collateral Agent hereunder.
          Neither any Applicable Administrative Agent nor any Applicable Collateral Agent shall have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) neither any Applicable Administrative Agent nor any Applicable Collateral Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) neither any Applicable Administrative Agent nor any Applicable Collateral Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that such Applicable Administrative Agent or Applicable Collateral Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, neither any Applicable Administrative Agent nor any Applicable Collateral Agent shall have any duty to disclose, or shall be liable for the failure to disclose, any information relating to any Loan Party or any of the Subsidiaries that is communicated to or obtained by the bank serving as any Applicable Administrative Agent or Applicable Collateral Agent or any of its Affiliates in any capacity. Neither any Applicable Administrative Agent nor any Applicable Collateral Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct. Each Applicable Administrative Agent and each Applicable Collateral Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to such Applicable Administrative Agent or Applicable Collateral Agent by the Borrower Representative or a Lender Party, and no Applicable Administrative Agent nor Applicable Collateral Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Loan Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the adequacy, accuracy or completeness of any information (whether oral or written) set forth or in connection with any Loan Document, (v) the legality, the validity, enforceability, effectiveness, adequacy or genuineness of any Loan Document or any other agreement, instrument or document, (vi) the creation, perfection or priority of Liens on the Collateral or

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the existence of the Collateral, or (vii) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Applicable Administrative Agent and Applicable Collateral Agent.
          Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any representation, notice, request, certificate, consent, statement, instrument, document or other writing or communication believed by it to be genuine, correct and to have been authorized, signed or sent by the proper Person. Each Applicable Administrative Agent and Applicable Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made or authorized by the proper Person, and shall not incur any liability for relying thereon. Each Applicable Administrative Agent and Applicable Collateral Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
          Each Applicable Administrative Agent and Applicable Collateral Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Applicable Administrative Agent or Applicable Collateral Agent. Each Applicable Administrative Agent, Applicable Collateral Agent and any such sub-agent thereof may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Applicable Administrative Agent and Applicable Collateral Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as any Applicable Administrative Agent and Applicable Collateral Agent.
          Subject to the appointment and acceptance of a successor Applicable Administrative Agent or Applicable Collateral Agent, as the case may be, as provided in this paragraph, any such Applicable Administrative Agent or Applicable Collateral Agent may resign at any time by notifying the Lenders, the Issuing Banks and the Borrower Representative. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrowers, to appoint a successor (which shall, (x) in the case of the Canadian Administrative Agent only, be an Affiliate of the Administrative Agent acting through a branch or an office in Canada, (y) in the case of the European Administrative Agent and the European Collateral Agent following the relevant European Borrower Effective Date, be an Affiliate of the Administrative Agent that is a French Qualifying Lender or an Italian Qualifying Lender, as applicable, and (z) in the case of the European Collateral Agent, be an Affiliate of the Administrative Agent acting through an office in the United Kingdom). If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Applicable Administrative Agent or Applicable Collateral Agent, as the case may be, gives notice of its resignation, then the retiring Applicable Administrative Agent or Applicable Collateral Agent may, on behalf of the Lender Parties, appoint a successor Applicable Administrative Agent or Applicable Collateral Agent, which shall be a commercial bank or an Affiliate of any such commercial bank (which shall, in the case of the Canadian Administrative Agent only, be an Affiliate of the Administrative

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Agent acting through an office in Canada, and in the case of the European Collateral Agent only, be an Affiliate of the Administrative Agent acting through an office in the United Kingdom). Upon the acceptance of its appointment as the relevant Applicable Administrative Agent or Applicable Collateral Agent, as the case may be, hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges, obligations and duties of the retiring (or retired) Applicable Administrative Agent or Applicable Collateral Agent, and the retiring Applicable Administrative Agent or Applicable Collateral Agent shall be discharged from its duties and obligations hereunder. A retiring Applicable Collateral Agent shall, at its own cost, make available to the applicable successor Applicable Collateral Agent and records and provide any assistance with the applicable successor Applicable Collateral Agent may reasonable request for the purpose of performing it functions as relevant Applicable Collateral Agent, as the case may be, under the Loan Documents. The fees payable by the Borrowers to a successor Applicable Administrative Agent or Applicable Collateral Agent, as the case may be, shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After an Applicable Administrative Agent’s or Applicable Collateral Agent’s resignation hereunder, as the case may be, the provisions of this Article VIII, Section 9.03 and, in the case of an Applicable Administrative Agent, Section 2.17(d), shall continue in effect for the benefit of such retiring Applicable Administrative Agent or Applicable Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as an Applicable Administrative Agent or Applicable Collateral Agent. Each Lender, each Issuing Bank, the U.S. Collateral Agent and each Applicable Administrative Agent irrevocably appoints the European Collateral Agent to act as security trustee under and in connection with each Collateral Document entered into by any Loan Party (other than any such Collateral Document governed by the law of the United States or Canada) on the terms and conditions set forth on Schedule 8.01. Each of the Lender Parties authorizes the European Collateral Agent to exercise the rights specifically given to the European Collateral Agent under or in respect of the Collateral Documents, together with any rights incidental thereto.
          The European Collateral Agent shall act as the secured party, on behalf of the International Lender Parties, with respect to all Collateral of each European Loan Party. The European Collateral Agent shall hold (a) all securities granted as collateral under a Swiss Security Agreement that is accessory in nature (akzessorisch), for itself and for and on behalf of the International Lender Parties, as a direct representative thereof (direkter Stellvertreter), and (b) all securities under a Swiss Security Agreement that is non-accessory in nature (nicht akzessorisch) as an agent for the benefit of the International Lender Parties (Halten unter einem Treuhandverhältnis).
          Each International Lender Party hereby irrevocably (a) appoints and empowers the European Collateral Agent to constitute, register, manage and enforce on its behalf any security interest created by or pursuant to the Spanish Security Agreement or any other Collateral Document that is governed by the laws of Spain, and to exercise in its name and on its behalf any and all rights in favor of the International Lender Parties (which shall include, without limitation, the right to send any notice and make any declaration thereunder, the right to enforce security interests and to make any calculation in respect thereof and the right to release security interests in the circumstances set forth therein and in this Agreement);

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(b) appoints the European Collateral Agent to act as its agent in connection with the French Security Agreement in accordance with Article 2328-1 of the French Civil Code, as amended, and be the beneficiary of the French Security Agreement on behalf and in the name of the International Lender Parties; (c) grants to the European Collateral Agent a power of attorney (Vollmacht) in respect of any Collateral Document governed by the laws of Germany (i) to execute for and on behalf of each of them any such Collateral Document and related notices, and to do and perform all acts it deems necessary or desirable to create valid rights (including rights in rem (dingliche Rechte)) under any such Collateral Document or any other document that determines how security held pursuant thereto is to be held and administered; and (ii) to appoint for and on behalf of each of them any other Person as its representative in relation to any such Collateral Document, empowered to exercise all rights set forth in such Collateral Document (including, without limitation, the right to give notices, to make declarations, to enforce rights in respect of security, to make calculations and to release security as provided therein); (d) releases the European Collateral Agent from the restrictions of section 181 of Germany’s Civil Code (BGB), as amended, including but not limited to, restrictions with respect to the exercise of the power of attorney (Vollmacht) granted pursuant to clause (c) above; (e) agrees that the European Collateral Agent also acts for others and for itself in relation to each Collateral Document governed by the laws of Germany and to any action (including, without limitation, actions taken with respect to legal proceedings in Germany) that the European Collateral Agent may take from time to time with connection with any Collateral Document governed by the laws of Germany; (f) authorizes the European Collateral Agent to appoint other Persons with substitute powers to act for and on its behalf with respect to each Collateral Document governed by the laws of Germany; (g) appoints J.P. Morgan Europe Limited as “mandatario con rappresentanza” pursuant to articles 1703, 1704 et seq. of Italy’s Civil Code, as amended, to act as collateral agent in order to perfect and hold, and to exercise all rights, remedies and powers in respect of, the Collateral Documents that are governed by the laws of Italy; (h) expressly authorizes J.P. Morgan Europe Limited to act in its name and on its behalf in the case of the occurrence of any event described in articles 1394 and 1395 of Italy’s Civil Code, as amended; and (i) appoints the European Collateral Agent as trustee (Treuhänder) and administrator for the purpose of accepting and administering the Collateral Documents governed by the law of Germany for and on behalf of the other International Lender Parties (and the European Collateral Agent hereby accepts such appointment on the terms and subject to the conditions set out in this Agreement).
          The European Collateral Agent shall: (a) in the case of non-accessory (nicht akzessorische) security rights created under the Collateral Documents governed by the law of Germany, hold and administer and, as the case may be, enforce such Collateral in its own name, but for the account of the International Lender Parties; and (b) in the case of accessory (akzessorische) security rights created by way of pledge or other accessory instruments under the Collateral Documents governed by the law of Germany, administer and, as the case may be, enforce such Collateral in the name and for and on behalf of the International Lender Parties or in its own name, but in each case for the account of the International Lender Parties.
          Each Lender Party acknowledges that it has, independently and without reliance upon any Applicable Administrative Agent, any Applicable Collateral Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender Party

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also acknowledges that it will, independently and without reliance upon any Applicable Administrative Agent, any Applicable Collateral Agent or any other Lender Party and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
     The first time (and no subsequent time) that Availability on any date is less than $125,000,000, the Administrative Agent agrees to exercise its best efforts to give the Citibank Open Account Agent prompt notice of such event within one Business Day after the occurrence thereof; provided that the Administrative Agent shall not incur any liability for failing to deliver such notice.
          SECTION 8.02. The U.S. Collateral Agent.
          Each of the Lender Parties hereby irrevocably appoints the U.S. Collateral Agent as its agent hereunder and under the other Loan Documents and authorizes the U.S. Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the U.S. Collateral Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.
          The Lender serving as U.S. Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the U.S. Collateral Agent, and such Lender and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Loan Parties or any Subsidiary of a Loan Party or other Affiliate thereof as if it were not the U.S. Collateral Agent hereunder.
          The U.S. Collateral Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the U.S. Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the U.S. Collateral Agent shall have no duty to take any discretionary action or exercise any discretionary powers except as expressly set forth in this Agreement and (c) except as expressly set forth in the Loan Documents, the U.S. Collateral Agent shall have no duty to disclose, nor shall be liable for the failure to disclose, any information relating to any Loan Party or any of the Subsidiaries that is communicated to or obtained by the Lender serving as U.S. Collateral Agent or any of its Affiliates in any capacity. The U.S. Collateral Agent shall not be liable for any action taken or not taken by it in the absence of its own gross negligence or willful misconduct. The U.S. Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Loan Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the adequacy, accuracy or completeness of any information (whether oral or written) set forth or in connection with any Loan Document, (v) the legality, the validity, enforceability, effectiveness, adequacy or genuineness of any Loan Document or any other

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agreement, instrument or document, (vi) the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral, or (vii) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the U.S. Collateral Agent.
          The U.S. Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any representation, notice, request, certificate, consent, statement, instrument, document or other writing or communication believed by it to be genuine, correct and to have been authorized, signed or sent by the proper Person. The U.S. Collateral Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, in its Permitted Discretion, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
          The U.S. Collateral Agent may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the U.S. Collateral Agent. The U.S. Collateral Agent and any such sub-agent may perform any and all their duties and exercise their rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the U.S. Collateral Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the U.S. Collateral Agent.
          The U.S. Collateral Agent may resign at any time by notifying the Administrative Agent, the Issuing Banks and the Borrower Representative. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrowers, to appoint a successor U.S. collateral agent, who shall be the successor U.S. Collateral agent hereunder (the “Successor U.S. Collateral Agent”). If a Successor U.S. Collateral Agent has not been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the U.S. Collateral Agent has given notice of its resignation, then the retiring U.S. Collateral Agent may, on behalf of the Lender Parties, appoint a Successor U.S. Collateral Agent which shall be a Lender or an Affiliate of any such Lender. Upon the acceptance of its appointment as Successor U.S. Collateral Agent, such Person shall succeed to and become vested with all the rights, powers, privileges, obligations and duties of the retiring U.S. Collateral Agent, and the retiring U.S. Collateral Agent shall be discharged from the duties and obligations hereunder.
          The fees payable by the Borrowers to the Successor U.S. Collateral Agent shall be the same as those payable to the U.S. Collateral Agent unless otherwise agreed between the Borrowers and the Successor U.S. Collateral Agent. After any the U.S. Collateral Agent’s resignation hereunder, the provisions of this Article, Section 2.17(d) and Section 9.03 shall continue in effect for the benefit of the retiring U.S. Collateral Agent,

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its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as U.S. Collateral Agent.
          Each Lender Party hereby agrees that (a) it has requested a copy of each Report prepared by or on behalf of the U.S. Collateral Agent; (b) the U.S. Collateral Agent (i) makes no representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (ii) shall not be liable for any information contained in any Report; (c) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel and that the U.S. Collateral Agent undertakes no obligation to update, correct or supplement the Reports; (d) it will keep all Reports confidential and strictly for its internal use, and it will not share the Report with any Loan Party or any other Person except as otherwise permitted pursuant to this Agreement; and (e) without limiting the generality of any other indemnification provision contained in this Agreement, it will pay and protect, and indemnify, defend, and hold the U.S. Collateral Agent and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorney fees) incurred by as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.
          SECTION 8.03. Other Agents. The Joint Bookrunners, the Joint Lead Arrangers, the Syndication Agent and the Documentation Agents shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such.
ARTICLE IX
Miscellaneous
          SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by facsimile, in the case of any notice to the European Administrative Agent, or hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:
          (i) if to any Loan Party, to the Borrower Representative at:
The Jones Group Inc.
1411 Broadway
New York, NY 10018
Attention: Chief Financial Officer
Telephone No.: (212) 703-9152
Telecopy No.: (212) 703-9154

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with a copy to:
Jones Apparel Group Canada, LP
388 Applewood Crescent
Vaughan, Ontario
L4K 4B4
Attention: Roger Flores
Phone: (905) 760-6070
Fax: (905) 660-6777
          (ii) if to the Administrative Agent or the U.S. Swingline Lender, to:
JPMorgan Chase Bank, N.A.
270 Park Avenue, 44th Floor
NY1-K855
New York, NY 10017
Attention: Jones Apparel Account Officer
Facsimile No: (646) 534-2270
          (iii) if to the Canadian Administrative Agent or the Canadian Swingline Lender, to:
JPMorgan Chase Bank, N.A., Toronto Branch
200 Bay Street
Royal Bank Plaza, Floor 18
Toronto M57 2J2 Canada
Attention: Auggie Marchetti
Telecopy: (416) 981-2375
          (iv) if to the European Administrative Agent or any European Swingline Lender, to:
J.P. Morgan Europe Limited
Loans Agency 9th floor
125 London Wall
London EC2Y 5AJ
United Kingdom
Attention: Loans Agency
Facsimile: +44 20 7777 2360
          (v) if to the European Collateral Agent, to:
J.P. Morgan Europe Limited
10 Aldermanbury
London EC2V 7RF
United Kingdom
Attention: Tim Jacob
Facsimile: +44 20 7325 6813

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          (vi) if to any other Lender, any other Agent or any Issuing Bank, or any Open Account Agent or Open Account Bank, to it at its address or facsimile number set forth in its Administrative Questionnaire or in any other writing delivered by any such Person to the Administrative Agent.
All such notices and other communications (i) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received or (ii) sent by facsimile shall be deemed to have been given when sent, provided that if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient.
     (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including e-mail and internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II, to compliance notices or to Event of Default certificates delivered pursuant to Section 5.01(d) unless otherwise agreed by each Applicable Administrative Agent and the applicable Lender; provided further that notices to the European Administrative Agent must be delivered by facsimile. The Administrative Agent or the Borrower Representative (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. All such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (b)(i) of notification that such notice or communication is available and identifying the website address therefor.
     (c) Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.
     SECTION 9.02. Waivers; Amendments. (a) No failure or delay by any Lender Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lender Parties hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the

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specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Lender Party may have had notice or knowledge of such Default at the time.
          (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or (ii) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by each Applicable Administrative Agent and each Applicable Collateral Agent (to the extent each is a party to such Loan Document) and each Loan Party that is a party thereto, with the consent of the Required Lenders; provided that no such agreement shall (A) increase the Revolving Commitment of any Lender without the written consent of such Lender, (B) reduce or forgive the principal amount of any Loan, LC Disbursement or reduce the rate of interest thereon, or reduce or forgive any interest or fees payable hereunder, without the written consent of each Lender directly affected thereby, (C) postpone any scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any date for the payment of any interest, fees or other Obligations payable hereunder, or reduce the amount of, waive or excuse any such payment, postpone the scheduled date of expiration of the Revolving Commitment, without the written consent of each Lender directly affected thereby, (D) increase the advance rates set forth in the definition of “U.S. Borrowing Base”, “Canadian Borrowing Base” or “European Borrowing Base” without the written consent of each Lender, (E) change the penultimate sentence of Section 2.08(a), the last sentence of Section 2.09(d), the third sentence of Section 2.18(a), Section 2.18(b) or Section 2.18(d) in a manner that would alter the manner or order in which payments are shared or change any provision requiring ratable funding, without the written consent of each Lender, (F) modify eligibility criteria, as such eligibility criteria are in effect on the Effective Date (including adding new categories of eligible assets or eliminating any category of the reserves), in any manner that has the effect of weakening or eliminating any applicable eligibility criteria or increasing the amounts available to be borrowed hereunder without the written consent of the U.S. Collateral Agent and the Supermajority Lenders, (G) change any of the provisions of this Section or the definition of “Required Lenders”, “U.S. Collateral Agent” or “Supermajority Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, (H) release any Loan Guarantor from its obligation under its Loan Guaranty (except as otherwise permitted herein or in the other Loan Documents), without the written consent of each Lender, (I) except as provided in paragraphs (c) and (d) of this Section or Section 6.01(i), release all or substantially all of the Collateral, without the written consent of each Lender, (J) change Section 2.10(b) or Section 2.11(f) without the written consent of each Lender, (K) increase the total Revolving Commitment to an aggregate amount exceeding $700,000,000 without the written consent of each Lender, (L) subordinate the Liens of the Administrative Agent, or with respect to any other Indebtedness of the Borrowers cause the Liens of the Administrative Agent to be pari passu with the Liens securing such other Indebtedness, in each case with respect to all or substantially all of the Collateral (other than the Liens securing the IP Secured Financing, the Indebtedness permitted to be incurred pursuant to Section 2.09(e) or other Indebtedness that is permitted to be

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outstanding pursuant to Section 6.01) without the written consent of each Lender, (M) subordinate the repayment of all or any substantial part of the Obligations to the repayment of any other Indebtedness without the written consent of each Lender, (N) modify (except as the following relates to the Citibank Open Account Agreement and related terms, which shall be subject to clause (O)) (x) the defined terms “Open Account Agent”, “Open Account Agreement”, “Open Account Bank”, “Open Account Other Cap”, “Open Account Obligations” and “Open Account Excess Obligations” or (y) Section 2.18(b) in a manner that would alter the manner or order in which payments are made to any Open Account Agent or any Open Account Bank, in each case without the written consent of the Required Lenders and the applicable Open Account Agent affected thereby, (O) modify (x) the defined terms “Citibank Open Account Agent”, “Citibank Open Account Agreement”, “Citibank Open Account Bank”, “Citibank Open Account Cap”, “Citibank Open Account Obligations”, and “Open Account Excess Obligations” or (y) Section 2.18(b) in a manner that would alter the manner or order in which payments are made to the Citibank Open Account Agent or any Citibank Open Account Bank, in each case without the written consent of the Required Lenders and the Citibank Open Account Agent or (P) add additional available currencies to any Facility without the written consent of each Lender directly affected thereby; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of any Agent, Swingline Lender or Issuing Bank without the prior written consent of such Agent, Swingline Lender or Issuing Bank; provided further that the consent of only the Administrative Agent (and of no other Lender Party) shall be required to grant any waiver in respect of any condition contained in Section 4.03 or enter into any modifications to this Agreement or any other Loan Document as provided in Section 4.03(s) (other than (x) amendments of the type referred to in the first and second provisos of this Section 9.02(b), which shall require the consent of each applicable Lender Party entitled to vote with respect thereto as provided therein and (y) waivers of any of the conditions set forth in Sections 4.03(g), (l) or (m), which shall require the consent of the Required Lenders).
          (c) The Administrative Agent may also amend the Revolving Commitment Schedule to reflect assignments entered into pursuant to Section 9.04.
          (d) The Lender Parties hereby irrevocably authorize each Applicable Collateral Agent, at its option and in its sole discretion, to release any Liens granted to any such Applicable Collateral Agent by any Loan Party on any Collateral (i) upon the termination of the Revolving Commitment, payment and satisfaction in full in cash of all Secured Obligations (other than Unliquidated Obligations), and the cash collateralization of all Unliquidated Obligations in a manner satisfactory to each affected Lender Party, (ii) constituting property being sold or disposed of if the Loan Party disposing of such property certifies to the Administrative Agent that the sale or disposition is made in compliance with the terms of this Agreement (and each Applicable European Collateral Agent may rely conclusively on any such certificate, without further inquiry), and to the extent that the property being sold or disposed of constitutes 100% of the Equity Interest of a Subsidiary, the Administrative Agent is authorized to release any Loan Guaranty provided by such Subsidiary, (iii) constituting property leased to a Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement, (iv) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Administrative Agent and the Lenders pursuant to Article VII, (v) constituting registered

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intellectual property that will secure other Indebtedness as permitted by Section 6.01(i) or (vi) if such Liens were granted by any Loan Party with respect to which 100% of the Equity Interests have been sold in a transaction permitted by Section 6.05. Except as provided in the preceding sentence and in Section 9.02(b)(ii)(I), no Applicable Collateral Agent will release any Liens on Collateral without the prior written authorization of the Required Lenders. The Lender Parties hereby irrevocably authorize each Applicable Collateral Agent, at its option and in its sole discretion, to release any Loan Guarantor from its obligation under its Loan Guaranty if 100% of the Equity Interests of such Loan Guarantor have been sold in a transaction permitted pursuant to Section 6.05. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral. In connection with any termination or release pursuant to this Section, the Administrative Agent or the European Collateral Agent, as the case may be, shall reasonably promptly execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release.
          (e) If, in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender affected thereby,” the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but not obtained being referred to herein as a “Non-Consenting Lender”), then the Borrowers may elect to replace a Non-Consenting Lender as a Lender party to this Agreement, provided that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrowers and the Administrative Agent shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of paragraph (b) of Section 9.04, and (ii) the Borrowers shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrowers hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17, and (2) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.16 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender.
          SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrowers shall pay (i) all reasonable out-of-pocket expenses incurred by the Applicable Administrative Agents, the Applicable Collateral Agents, the U.S. Collateral Agent, the Joint Lead Arrangers and their Affiliates, including the reasonable fees, charges and disbursements of a single New York counsel for the Applicable Administrative Agents and such special and local counsel as the Applicable Administrative Agents may deem appropriate in their good faith discretion, in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as Intralinks) of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions of the Loan Documents (whether or not the

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transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the applicable Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all reasonable out-of-pocket expenses incurred by the U.S. Collateral Agent in connection with the performance of its duties pursuant to the provisions of the Loan Documents and (iv) all reasonable out-of-pocket expenses incurred by each Applicable Administrative Agent, each Applicable Collateral Agent, any Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, any Issuing Bank or any Lender, in connection with the enforcement, collection or protection of its rights in connection with the Loan Documents, including its rights under this Section 9.03, or in connection with the Loans made and Letters of Credit issued hereunder including all such reasonable out-of pocket expenses incurred in connection with any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. Expenses being reimbursed by the Borrowers under this Section include, without limiting the generality of the foregoing, costs and expenses incurred in connection with:
     (i) subject to Section 5.11, appraisals and insurance reviews;
     (ii) subject to Section 5.12, field examinations and the preparation of Reports based on the fees charged by a third party retained by the U.S. Collateral Agent or the internally allocated fees for each Person employed by the U.S. Collateral Agent with respect to each field examination;
     (iii) taxes, fees and other charges for (A) lien and title searches and title insurance and (B) recording the Collateral Documents, filing financing statements and continuations, and other actions to perfect, protect, and continue the Applicable Collateral Agent’s Liens;
     (iv) sums paid or incurred to take any action required of any Loan Party under the Loan Documents that such Loan Party fails to pay or take; and
     (v) forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining the accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral.
All of the foregoing costs and expenses may be charged to the Borrowers as Revolving Loans or to another deposit account, all as described in Section 2.18(c).
     (b) The Borrowers shall, jointly and severally, indemnify each Lender Party, and Related Party thereof (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, incremental taxes, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of any actual or prospective claim, litigation, investigation or proceeding relating to any of the following, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto (i) the execution or delivery of the Loan Documents or any agreement or instrument

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contemplated thereby (other than the Open Account Agreements, the Swap Agreements and the agreements pursuant to which Banking Services are provided), the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby (other than transactions contemplated by the Open Account Agreements, the Swap Agreements and the Banking Services), (ii) any Loan or any Letter of Credit or the use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Borrower or any of their Subsidiaries, or any Environmental Liability related in any way to any Borrower or any of their Subsidiaries or (iv) the failure of the Borrowers to deliver to the Administrative Agent the required receipts or other required documentary evidence with respect to a payment made by the Borrowers for Taxes pursuant to Section 2.17; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.
          (c) To the extent that the Borrowers fail to pay any amount required to be paid by them to any Applicable Administrative Agent, any Applicable Collateral Agent, the U.S. Collateral Agent, any Issuing Bank or any Swingline Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to such Applicable Administrative Agent, such Applicable Collateral Agent, the U.S. Collateral Agent, such Issuing Bank or such Swingline Lender, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that (i) the unreimbursed expense or indemnified loss, claim, damage, penalty, liability or related expense, as the case may be, was incurred by or asserted against such Applicable Administrative Agent, such Applicable Collateral Agent, the U.S. Collateral Agent, such Issuing Bank or Swingline Lender in its capacity as such and (ii) if (A) the Revolving Commitment has been terminated, (B) all the Secured Obligations (other than Unliquidated Obligations, Open Account Obligations, Banking Services Obligations and Swap Obligations) owing to all the Lender Parties have been paid in full in cash or, in the case of Letters of Credit, cash collateralized, subject to a back-up standby letter of credit or refinanced, in each case as provided in Section 2.09(b)(ii) (the date in which the events described in clauses (A) and (B) having occurred being the “Revolver Termination Date”), and (c) one or more of the Loan Documents continue to be effective for the sole purpose of the Collateral securing the Open Account Obligations, the Banking Services Obligations or the Swap Obligations, each Lender that ceases to be a Lender hereunder shall have no additional liability to any Applicable Administrative Agent, any Applicable Collateral Agent, the U.S. Collateral Agent, any Issuing Bank, any Swingline Lender or any other Lender Party or Loan Party with respect to events or circumstances occurring after the date it ceases to be a Lender hereunder; provided that, notwithstanding the foregoing, each such Lender shall, for the period prior to the time it ceases to be a Lender, have all the rights and be subject to the obligations as set forth in this Agreement and in the other Loan Documents.

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          (d) To the extent permitted by applicable law, no Loan Party shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.
          (e) All amounts due under this Section shall be payable promptly after written demand therefor.
          (f) Notwithstanding any other provision contained in this Agreement or any other Loan Document, no Open Account Bank, Open Account Agent or party to any Swap Agreement or agreement relating to Banking Services shall have any voting or consent rights under this Agreement or any other Loan Document (or any actions taken or omitted to be taken in connection therewith) in its capacity as obligee or obligor thereunder, except as provided in Section 9.02(b)(ii)(N) or (O); provided that any such Person’s rights or obligations in its capacity as a Lender under this Agreement or any other Loan Document shall be unaffected as a result of it acting as an Open Account Bank, Open Account Agent or party to any Swap Agreement or agreement relating to Banking Services. No Lender Party (solely in its capacity as a Lender Party) shall have any liability or responsibility of any kind whatsoever in respect of any matters arising out of or relating to any Open Account Agreement, Swap Agreement or agreement relating to Banking Services Obligations. To the extent that any Open Account Obligations, Banking Services Obligations or Swap Obligations are outstanding on the Revolver Termination Date (or there are any outstanding commitments with respect thereto), this Agreement and the other Loan Documents shall continue in order to provide security in the Collateral for such Secured Obligations on such terms as may be mutually agreed upon by the Company, the Administrative Agent and the applicable Open Account Banks, Open Account Agents and parties to the Swap Agreements or agreements relating to the Banking Services.
          SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that (i) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by a Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
          (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under

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this Agreement (including all or a portion of its Revolving Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:
          (A) the Borrower Representative, provided that no consent of the Borrower Representative shall be required for an assignment to a Lender, an Affiliate of a Lender, any Approved Fund, a successor-in-interest to a Lender pursuant to a consolidation, sale or merger or, if any Default or Event of Default has occurred and is continuing, any other assignee;
          (B) the Administrative Agent; and
          (C) the Issuing Banks.
          (ii) Assignments shall be subject to the following additional conditions:
          (A) except in the case of an assignment to a Lender, an Affiliate of a Lender or a successor-in-interest to a Lender pursuant to a consolidation, sale or merger or an assignment of the entire remaining amount of the assigning Lender’s Revolving Commitment or Loans, the amount of the Revolving Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall, (1) in the case of the Revolving Loans of the U.S. Revolving Lenders, not be less than $5,000,000 unless each of the Borrower Representative and the Administrative Agent otherwise consent, and (2) in the case of the Revolving Loans of the International A Revolving Lenders or the International B Revolving Lenders, as the case may be, not be less than $5,000,000, unless, in each case, the Borrower Representative and the Administrative Agent otherwise consent; provided, that, (x) in the case of (2), in no event shall any such assignment be in an amount less than €50,000 and (y) no consent of the Borrower Representative shall be required if an Event of Default has occurred and is continuing;
          (B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500;
          (C) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Company, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws;
          (D) any assignee (other than an Approved Fund) shall, following the relevant European Borrower Effective Date, be a French Qualifying Lender or an Italian Qualifying Lender, as applicable, in the case of an assignment of International B Commitment or European B Revolving Loans, or a French Qualifying Issuing Bank and

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an Italian Qualifying Lender, as applicable, in the case of an assignment of European B LC Exposure; and
          (E) except in the case of an assignment or other transfer of rights or obligations to a Swiss Qualifying Lender, an assignment or other transfer of rights or obligations in respect of any Swiss Borrower shall be subject to the consent of such Swiss Borrower (such consent not to be withheld or delayed if, after such assignment or transfer, such Swiss Borrower would be in compliance with the Swiss Ten Non-Bank Rule and the Swiss Twenty Non-Bank Rule); provided, that no consent of any Swiss Borrower shall be required if a Default or Event of Default has occurred and is continuing, so long as after such assignment or transfer, such Swiss Borrower would be in compliance with the Swiss Ten Non-Bank Rule and the Swiss Twenty Non-Bank Rule.
          Upon the request of the Administrative Agent or the European Administrative Agent, following any assignment in accordance with this Section 9.04, the Italian Borrowers and the Borrower Representative shall execute an acknowledgement and acceptance letter in form and substance acceptable to Administrative Agent or the European Administrative Agent, as applicable, which letter shall contain the certified date of such assignment in accordance with the laws of Italy. For the purposes of this Section 9.04(b), the term “Approved Fund” has the following meaning:
          “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender; provided, that, (i) if such Person is not a French Qualifying Lender, such Person shall not be required to extend any European B Revolving Loan to any French Borrower and any transfer of the International B Commitment thereto shall be deemed to not have occurred in France and (ii) if such Person is not an Italian Qualifying Lender, such Person shall not be required to extend any European B Revolving Loan to any Italian Borrower and any transfer of the International B Commitment thereto shall be deemed to not have occurred in Italy.
          (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.
          (iv) The Administrative Agent, acting for this purpose as an agent of the Borrowers and the Lender Parties, shall maintain at one of its offices a copy of each

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Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, the Agents, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender or Issuing Bank, as the case may be, hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
          (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided, that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.05, 2.06(d) or (e), 2.07(b), 2.18(d), 2.21(d) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.
          (c) (i) Any Lender may, without the consent of the Borrowers, the Administrative Agent, the Issuing Banks or the Swingline Lenders, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Revolving Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) in the case of Swiss Loans, unless each Participant is a Swiss Qualifying Lender, the prior consent of each Swiss Borrower has been obtained (such consent not to be withheld or delayed if, after such assignment or transfer, each such Swiss Borrower would be in compliance with the Swiss Ten Non-Bank Rule and the Swiss Twenty Non-Bank Rule); provided, that no consent of any Swiss Borrower shall be required if a Default or Event of Default has occurred and is continuing, so long as after such assignment or transfer, each Swiss Borrower would be in compliance with the Swiss Ten Non-Bank Rule and the Swiss Twenty Non-Bank Rule, and (D) the Borrowers, the Agents, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, the

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Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.18(c) as though it were a Lender.
          (ii) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower Representative’s prior written consent. A Participant that would be a Lender that is not a U.S. Person if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the Borrower Representative is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.17(f) as though it were a Lender.
          (iii) Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the Revolving Commitment of, and principal amount of the Loans, LC Disbursements and Factoring Advances owing to each participant under the Loans or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement, notwithstanding notice to the contrary.
          (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including, without limitation, any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
          SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Lender Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid, or any Letter of Credit is outstanding (unless the same has been cash collateralized in accordance with Section 2.06(k)) and so long as the Revolving Commitment has not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or

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termination of the Letters of Credit and the Revolving Commitment or the termination of this Agreement or any provision hereof.
          SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or PDF transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
          SECTION 9.07. Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
          SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrowers or any Loan Guarantor against any of and all the Secured Obligations held by such Lender, irrespective of whether or not such Lender shall have made any demand under the Loan Documents and although such obligations may be unmatured. The applicable Lender shall notify the Borrower Representative and the Administrative Agent of such set-off or application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.
          SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) The Loan Documents (other than those containing a contrary express choice of law provision) shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks; provided, however, that if the laws of any jurisdiction other than the State of New York shall govern in regard to the validity, perfection or effect of perfection of any Lien or in regard to procedural matters affecting enforcement of any Liens on all or any party of the Collateral, such laws of such other jurisdictions shall continue to apply to that extent, and provided further that the

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appointment of the Administrative Agent as fondé de pouvoir in accordance with Section 8.01 shall be governed by the laws of Quebec and that Section 9.23 shall be governed by the laws of Germany, with respect to each German Loan Party, or the State of New York, with respect to any other applicable European Loan Party.
          (b) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. Federal or New York State court sitting in the Borough of Manhattan, New York in any action or proceeding arising out of or relating to any Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court; provided that claims with respect to any Loan Document executed by any Canadian Loan Party and any agreements, instruments and certificates delivered in connection therewith may, as provided therein, also be tried in the courts of the Province of Ontario. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that any Applicable Administrative Agent, any Applicable Collateral Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.
          (c) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
          (e) This Agreement and any amendment hereto shall, if so requested by the European Collateral Agent in its discretion, be formalized in a Spanish Public Document so as to be granted the status of a notarial document (escritura pública or póliza intervenida) for the purposes contemplated in Article 517 numbers 4 and 5 of the Spanish Procedural Law, Law 1/2000 of 7th January (Ley de Enjuiciamiento Civil) (as amended from time to time, the “Spanish Civil Procedure Law”). For purposes of the provisions of Art. 571 et seq. of the Spanish Civil Procedure Law: (i) the amounts due and payable by any Spanish Borrower under this Agreement that may be claimed in any executive proceeding shall be those specified in a certificate of the European Collateral Agent as to the amounts of unpaid principal, ordinary interest, default interest, fees and expenses and any other amounts due by the International Loan Parties under this Agreement, as maintained by any Agent (the “Spanish Certification”); (ii) the European Collateral Agent may cause the Spanish

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Certification to be notarized at the sole cost and expense of the Borrowers; and (iii) the European Administrative Agent will be responsible for determining the amounts which are due and payable pursuant to the Spanish Certification. In order for the European Collateral Agent to exercise an executive action in Spain, the presentation of the following documents shall suffice: (w) an original notarial copy of this Agreement complying with the formalities of Articles 517.2.4º or 517.2.5º of the Spanish Civil Procedure Law, as the case may be; (x) the Spanish Certification or other document reflecting the amounts due and payable by any Spanish Borrower, together with an extract from the credit and debit entries made by any Agent in respect of this Agreement, including the interest applied to outstanding principal amounts; (y) a notarial document attesting that the calculation of outstanding amounts set forth in the Spanish Certification or such other document has been conducted in the manner set forth in this Section 9.09(e); and (z) a notarial certificate evidencing that the applicable Spanish Borrower has been duly served notice of the amount that is due and payable hereunder.
          SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
          SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
          SECTION 9.12. Confidentiality. Each of the Lender Parties agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory or self-regulatory authority, (c) to the extent required by Requirement of Laws or by any subpoena or similar legal process (in which case each such Person agrees to promptly notify the Borrower Representative to the extent not prohibited by law), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing

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provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Loan Parties and their obligations (and any such Person may disclose such Information to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential)), (g) with the written consent of the Borrower Representative, (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to any Lender Party on a non-confidential basis from a source other than the Borrowers or their representatives which is not known by any such Person to be under a duty of confidentiality with respect to the Information or (i) subject to clause (d), in connection with a legal action related to this Agreement (in which case each Lender Party shall at the sole cost and expense of the Borrowers and if not adverse to its interests, use commercially reasonable efforts to seek confidential treatment of the Information). In addition, each Lender Party may disclose the existence of this Agreement and the information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Lender Parties in connection with administration and management of this Agreement and the other Loan Documents. For the purposes of this Section, “Information” means all information received from the Borrowers relating to the Borrowers or their business, other than any such information that is available to any Lender Party on a non-confidential basis prior to disclosure by the Borrowers; provided that, in the case of information received from the Borrowers after the Original Effective Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
          EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12 FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY AND ITS AFFILIATES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.
          ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWERS OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE COMPANY, THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWERS AND THE ADMINISTRATIVE

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AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.
     SECTION 9.13. Several Obligations; Nonreliance; Violation of Law. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Each Lender hereby represents that it is not relying on or looking to any margin stock for the repayment of the Borrowings provided for herein. Anything contained in this Agreement to the contrary notwithstanding, neither any Issuing Bank nor Lender shall be obligated to extend credit to the Borrowers in violation of any Requirement of Law.
     SECTION 9.14. USA PATRIOT Act. Each Lender that is subject to the requirements of the Patriot Act hereby notifies the Borrowers that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrowers, which information includes the names and addresses of the Borrowers and other information that will allow such Lender to identify the Borrowers in accordance with the Patriot Act.
     SECTION 9.15. Disclosure. Each Loan Party and each Lender hereby acknowledges and agrees that the Administrative Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Loan Parties and their respective Affiliates.
     SECTION 9.16. Appointment for Perfection. Each Lender Party hereby appoints each other Lender Party as its agent for the purpose of perfecting Liens granted by (a) the U.S. Loan Parties in favor of the Administrative Agent (on behalf of the Lender Parties, securing the Secured Obligations), (b) the Canadian Loan Parties in favor of the Administrative Agent (on behalf of the International Lender Parties, securing the International Secured Obligations) or (c) the European Loan Parties in favor of the European Collateral Agent (on behalf of the International Lender Parties, securing the International Secured Obligations), as the case may be, in assets which, in accordance with Article 9 of the UCC, the PPSA, the Securities Transfer Act (Ontario) or any other applicable law can be perfected only by possession. Should any Lender Party (other than any Applicable Collateral Agent) obtain possession of any such Collateral, such Lender Party shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the relevant Applicable Collateral Agent or otherwise deal with such Collateral in accordance with the instructions of the relevant Applicable Collateral Agent. The appointment of each Lender Party as agent for each other Lender Party, as set forth in this Section 9.16, shall be effective for purposes of articles 1703, 1704, 1394 and 1395 of Italy’s Civil Code, as amended.
     SECTION 9.17. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees,

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charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.
     SECTION 9.18. Judgment Currency. If for the purpose of obtaining judgment in any court it is necessary to convert an amount due hereunder in the currency in which it is due (the “Original Currency”) into another currency (the “Second Currency”), the rate of exchange applied shall be that at which, in accordance with normal banking procedures, the Administrative Agent could purchase the Original Currency with the Second Currency at the Spot Rate on the date two Business Days preceding that on which judgment is given. Each Loan Party agrees that its obligation in respect of any Original Currency due from it hereunder shall, notwithstanding any judgment or payment in such other currency, be discharged only to the extent that, on the Business Day following the date the Administrative Agent receives payment of any sum so adjudged to be due hereunder in the Second Currency, the Administrative Agent may, in accordance with normal banking procedures, purchase, in the New York foreign exchange market, the Original Currency with the amount of the Second Currency so paid; and if the amount of the Original Currency so purchased or could have been so purchased is less than the amount originally due in the Original Currency, each Loan Party agrees as a separate obligation and notwithstanding any such payment or judgment to indemnify the Administrative Agent against such loss. The term “rate of exchange” in this Section 9.18 means the spot rate at which the Administrative Agent, in accordance with normal practices, is able on the relevant date to purchase the Original Currency with the Second Currency, and includes any premium and costs of exchange payable in connection with such purchase.
     SECTION 9.19. Anti-Money Laundering Legislation. (a) Each Borrower acknowledges that, pursuant to the Proceeds of Crime Act, Ireland’s Criminal Justice (Money Laundering and Terrorist Financing) Act, 2010, as amended and other applicable anti-money laundering, anti-terrorist financing, government sanction and “know your client” laws in each relevant jurisdiction (collectively, including any guidelines or orders thereunder, “AML Legislation”), the Lender Parties may be required to obtain, verify and record information regarding the Borrowers and their respective directors, authorized signing officers, direct or indirect shareholders or other Persons in control of the Borrowers, and the transactions contemplated hereby. Each Borrower shall promptly provide all such information, including supporting documentation and other evidence, as may be reasonably requested by any Lender Party or any prospective assignee or participant of a Lender, any Issuing Bank or any Agent, in order to comply with any applicable AML Legislation, whether now or hereafter in existence.

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          (b) If the Canadian Administrative Agent has ascertained the identity of any Borrower or any authorized signatories of the Borrower for the purposes of applicable AML Legislation, then the Canadian Administrative Agent:
     (i) shall be deemed to have done so as an agent for each Lender Party, and this Agreement shall constitute a “written agreement” in such regard between each Lender Party and the Canadian Administrative Agent within the meaning of the applicable AML Legislation; and
     (ii) shall provide to each Lender Party copies of all information obtained in such regard without any representation or warranty as to its accuracy or completeness.
          Notwithstanding the preceding sentence and except as may otherwise be agreed in writing, each of the Lender Parties agrees that neither the Canadian Administrative Agent nor any other Agent has any obligation to ascertain the identity of the Borrowers or any authorized signatories of the Borrowers on behalf of any Lender Party, or to confirm the completeness or accuracy of any information it obtains from any Borrower or any such authorized signatory in doing so.
          SECTION 9.20. Lender Loss Sharing Agreement.
          (a) Definitions. As used in this Section 9.20, the following terms shall have the following meanings:
     (i) “CAM” means the mechanism for the allocation and exchange of interests in the Loans, participations in Letters of Credit and collections thereunder established under Section 9.20(b).
     (ii) “CAM Exchange” means the exchange of the U.S. Revolving Lenders’ interests and the International Revolving Lenders’ interests provided for in Section 9.20(b).
     (iii) “CAM Exchange Date” means the first date after the Effective Date on which there shall occur (a) any event described in paragraphs (h) or (i) of Article VII with respect to any Borrower or (b) an acceleration of Loans and termination of the Commitment pursuant to Article VII.
     (iv) “CAM Percentage” means, as to each Revolving Lender, a fraction, expressed as a decimal, of which (a) the numerator shall be the aggregate Dollar Amount of the Credit Exposure owed to such Revolving Lender (whether or not at the time due and payable) and (b) the denominator shall be the aggregate Dollar Amount (as so determined) of the Revolving Exposure owed to all the Revolving Lenders (whether or not at the time due and payable).
     (v) “Designated Obligations” means all Obligations of the Borrowers with respect to (a) principal and interest under the Loans, (b) unreimbursed drawings under Letters of Credit and interest thereon and (c) fees under Section 2.12.

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          (b) CAM Exchange.
     (i) On the CAM Exchange Date,
          (A) the U.S. Commitment, the International A Commitment and the International B Commitment shall terminate in accordance with Article VII;
          (B) each U.S. Revolving Lender shall fund in Dollars at par Dollar Amount its participation in any outstanding Swingline Loans and Protective Advances in accordance with Section 2.04 and Section 2.05 of this Agreement, and each International Revolving Lender shall fund in Dollars at par Dollar Amount its participation in any outstanding Swingline Loans and Protective Advances in accordance with Section 2.04 and Section 2.05;
          (C) each U.S. Revolving Lender shall fund in Dollars at par Dollar Amount its participation in any unreimbursed LC Disbursements made under the U.S. Letters of Credit in accordance with Section 2.06(e), and each International Revolving Lender shall fund in Dollars at par Dollar Amount its participation in any unreimbursed LC Disbursements made under the International Letters of Credit in accordance with Section 2.06(e); and
          (D) the Lenders shall purchase in Dollars at par Dollar Amount interests in the Designated Obligations under each Facility (and shall make payments in Dollars to the Administrative Agent for reallocation to other Lenders to the extent necessary to give effect to such purchases) and shall assume the obligations to reimburse Issuing Banks for unreimbursed LC Disbursements under outstanding Letters of Credit under such Facility such that, in lieu of the interests of each Lender in the Designated Obligations under the U.S. Commitment and the International Commitment in which it shall have participated immediately prior to the CAM Exchange Date, such Lender shall own an interest equal to such Lender’s CAM Percentage in each component of the Designated Obligations immediately following the CAM Exchange.
     (ii) Each Lender and each Person acquiring a participation from any Lender as contemplated by this Section 9.20 hereby consents and agrees to the CAM Exchange. Each Borrower agrees from time to time to execute and deliver to the Lenders all such promissory notes and other instruments and documents as the Administrative Agent shall reasonably request to evidence and confirm the respective interests and obligations of the Lenders after giving effect to the CAM Exchange, and each Lender agrees to surrender any promissory notes originally received by it in connection with its Loans under this Agreement to the Administrative Agent against delivery of any promissory notes so executed and delivered; provided that the failure of any Lender to deliver or accept any such promissory note, instrument or document shall not affect the validity or effectiveness of the CAM Exchange.
     (iii) As a result of the CAM Exchange, from and after the CAM Exchange Date, each payment received by the Administrative Agent pursuant to any Loan

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Document in respect of any of the Designated Obligations shall be distributed to the Lenders, pro rata in accordance with their respective CAM Percentages.
     (iv) In the event that on or after the CAM Exchange Date, the aggregate amount of the Designated Obligations shall change as a result of the making of a disbursement under a Letter of Credit by an Issuing Bank that is not reimbursed by U.S. Borrowers or International Borrowers, if applicable, then each Lender shall promptly reimburse such Issuing Bank for its CAM Percentage of such unreimbursed payment in the Dollar Amount thereof.
          Notwithstanding any other provision of this Section 9.20, the Administrative Agent and each Lender agree that if the Administrative Agent or a Lender is required under applicable law to withhold or deduct any taxes or other amounts from payments made by it hereunder or as a result hereof, such Person shall be entitled to withhold or deduct such amounts and pay over such taxes or other amounts to the applicable Governmental Authority imposing such tax without any obligation to indemnify the Administrative Agent or any Lender with respect to such amounts and without any other obligation of gross up or offset with respect thereto and there shall be no recourse whatsoever by the Administrative Agent or any Lender subject to such withholding to the Administrative Agent or any other Lender making such withholding and paying over such amounts, but without diminution of the rights of the Administrative Agent or such Lender subject to such withholding as against Borrowers and the other Loan Parties to the extent (if any) provided in this Agreement and the other Loan Documents. Any amounts so withheld or deducted shall be treated as, for the purpose of this Section 9.20, having been paid to the Administrative Agent or such Lender with respect to which such withholding or deduction was made.
          SECTION 9.21. No Fiduciary Duty. Each Lender Party may have economic interests that conflict with those of any Loan Party and its Affiliates. The Loan Parties agree that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender Party, on the one hand, and any Loan Party and its Affiliates, on the other. The Loan Parties acknowledge and agree that (a) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies thereunder) are arm’s-length commercial transactions between each Lender Party, on the one hand, and each Loan Party, on the other, and (b) in connection therewith and with the process leading thereto, (i) no Lender Party has assumed an advisory or fiduciary responsibility in favor of any Loan Party and its Affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender Party has advised, is currently advising or will advise any Loan Party or any of its Affiliates on other matters) or any other obligation to any Loan Party except the obligations expressly set forth in the Loan Documents and (ii) each Lender Party is acting solely as principal and not as the agent or fiduciary of each Loan Party, its management, stockholders, creditors or any Affiliates thereof. Each Loan Party acknowledges and agrees that each Loan Party has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to the transactions contemplated by the Loan Documents and the process leading thereto. Each Borrower agrees that it will not claim that any Lender has rendered advisory services of any nature or respect,

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or owes a fiduciary or similar duty to any Borrower, in connection with the transaction contemplated by the Loan Documents or the process leading thereto.
          SECTION 9.22. Waiver of Immunity. To the extent that any Loan Party has, or hereafter may be entitled to claim or may acquire, for itself, any Collateral or other assets of the Loan Parties, any immunity (whether sovereign or otherwise) from suit, jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself, any Collateral or any other assets of the Loan Parties, such Loan Party hereby waives such immunity in respect of its obligations hereunder and under any promissory notes evidencing the Loans hereunder and any other Loan Document to the fullest extent permitted by applicable law and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section 9.22 shall be effective to the fullest extent now or hereafter permitted under the Foreign Sovereign Immunities Act of 1976 (as amended, and together with any successor legislation) and are, and are intended to be, irrevocable for purposes thereof.
          SECTION 9.23. Parallel Debt.
          (a) Each German Loan Party, each Netherlands Loan Party and each Belgian Loan Party hereby irrevocably and unconditionally undertakes (and to the extent necessary undertakes in advance) to pay to the European Collateral Agent an amount equal to the aggregate amount due by such Loan Party to any Lender Party under this Agreement and any other Loan Document to which it is a party (each payment undertaking under this Section 9.23 and the obligations and liabilities resulting therefrom being a “Parallel Debt”).
          (b) Each German Loan Party, each Netherlands Loan Party, each Belgian Loan Party and the European Collateral Agent agree and acknowledge that the obligations of each German Loan Party, each Netherlands Loan Party and each Belgian Loan Party under this Section 9.23 are several, separate and independent (with respect to a German Loan Party, selbständiges Schuldanerkenntnis) from, and shall not in any way limit or affect, the corresponding obligations of each German Loan Party, each Netherlands Loan Party and each Belgian Loan Party to any Lender Party under this Agreement or any other Loan Document to which it is a party (the “Corresponding Debt”) nor shall the amounts for which each German Loan Party, each Netherlands Loan Party and each Belgian Loan Party are liable under this Section 9.23 be limited or affected in any way by its Corresponding Debt provided that:
     (i) the Parallel Debt shall be decreased to the extent that the Corresponding Debt has been irrevocably paid or discharged (other than, in each case, contingent obligations);
     (ii) the Corresponding Debt shall be decreased to the extent that the Parallel Debt has been irrevocably paid or discharged;
     (iii) the amount of each Parallel Debt shall at all times be equal to the amount of the relevant Corresponding Debt; and

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     (iv) for the avoidance of doubt, each Parallel Debt will become due and payable at the same time when the relevant Corresponding Debt becomes due and payable.
          (c) Each Parallel Debt represents the own debt of each German Loan Party, each Netherlands Loan Party and each Belgian Loan Party, respectively, and no Parallel Debt constitutes any several and joint liability (with respect to German law, gesamtschuldnerische Haftung) of any German Loan Party, Netherlands Loan Party or Belgian Loan Party, nor is any Parallel Debt subject to any debt owed by a collective ownership (with respect to German law, Gesamthand) of any German Loan Party, any Netherlands Loan Party or any Belgian Loan Party.
          (d) The security granted, in each case, under the German Security Agreement, the Belgian Security Agreement and the Netherlands Security Agreement with respect to the relevant Parallel Debt is granted to the European Collateral Agent in its capacity as sole creditor of each Parallel Debt.
          (e) Without limiting or affecting the European Collateral Agent’s rights against any German Loan Party, any Netherlands Loan Party or any Belgian Loan Party (whether under this Agreement or any other Loan Document), each German Loan Party, each Netherlands Loan Party and each Belgian Loan Party acknowledges that:
     (i) nothing in this Agreement or any Loan Document shall impose any obligation on the European Collateral Agent to advance any sum to any German Loan Party, any Netherlands Loan Party or any Belgian Loan Party; and
     (ii) for the purpose of any vote taken under any Loan Document, the European Collateral Agent shall not be regarded as having any participation or commitment other than those which it has in its capacity as a Lender.
          (f) The parties hereto acknowledge and confirm that the provisions contained in this Section 9.23 shall not be interpreted so as to increase the maximum total amount of the Obligations.
          (g) Without limiting the generality of any provision of this Agreement, this Section 9.23 shall be binding on the successors and assigns of each German Loan Party, Netherlands Loan Party or Belgian Loan Party.
          (h) All monies received or recovered by the European Collateral Agent pursuant to this Agreement and all amounts received or recovered by the European Collateral Agent from or by the enforcement of any security granted to secure any Parallel Debt shall be applied in accordance with the terms of this Agreement.
          SECTION 9.24. Italian Eligible Accounts. In lieu of the provisions contained in this Agreement for making Borrowings to any Italian Borrower or in respect of Accounts originated by an Italian Subsidiary, the Administrative Agent may, in its Permitted Discretion, structure the same as a purchase and sale of Eligible Accounts pursuant to

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documentation that is on terms reasonably satisfactory to the Administrative Agent and the Borrower Representative.
     SECTION 9.25. Process Agent. Each International Loan Party hereby irrevocably designates and appoints the Company, in the case of any suit, action or proceeding brought in the United States as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any action or proceeding arising out of or in connection with this Agreement or any other Loan Document. Such service may be made by mailing (by registered or certified mail, postage prepaid) or delivering a copy of such process to such International Loan Party in care of the Company at the Company’s address set forth in Section 9.01, and each such International Loan Party hereby irrevocably authorizes and directs the Company to accept such service on its behalf. As an alternative method of service, each International Loan Party irrevocably consents to the service of any and all process in any such action or proceeding by the mailing (by registered or certified mail, postage prepaid) of copies of such process to the Company or such International Loan Party at its address specified in Section 9.01. Each International Loan Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each Italian Borrower (a) appoints The Jones Group Inc. to be its process agent as “mandatario con rappresentanza” pursuant to articles 1703, 1704 et seq. of Italy’s Civil Code, as amended, and (b) expressly authorizes The Jones Group Inc. to act in its name and on its behalf, in connection with the Loan Documents, pursuant to articles 1394 and 1395 of Italy’s Civil Code, as amended.
     SECTION 9.26. Applicability of Loan Documents to European Borrowers. Notwithstanding anything to the contrary in this Agreement, each representation and warranty, covenant and other provision of this Agreement or any other Loan Document that relates to any European Borrower shall apply to and in respect of such European Borrower solely from and following the European Borrower Effective Date related to such European Borrower, and prior to such date none of such provisions shall have any force or effect as to such European Borrower.
     SECTION 9.27. Affiliates and Branches of International Revolving Lenders. If, with respect to any Joining European Borrower, any International Revolving Lender shall be acting through any of its Affiliates or branches as provided in the definitions “International A Revolving Lenders” or “International B Revolving Lenders”, each such Affiliate or branch may evidence the same by executing a counterpart of a signature page to this Agreement and delivering the same to the Administrative Agent and the Company, whereupon such Affiliate or branch shall become a International A Revolving Lender or International B Revolving Lender, as the case may be.

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ARTICLE X
Loan Guaranty of Secured Obligations
          SECTION 10.01. Guaranty. Each U.S. Loan Guarantor hereby agrees that it is jointly and severally liable for, and, as primary obligor and not merely as surety, absolutely and unconditionally guarantees to the Lender Parties the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Secured Obligations (the “Guaranteed Obligations”). Each U.S. Loan Guarantor further agrees that the Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. All terms of this Loan Guaranty apply to and may be enforced by or on behalf of any domestic or foreign branch or Affiliate of any Lender Party that extended any portion of the Guaranteed Obligations.
          SECTION 10.02. Guaranty of Payment. This Loan Guaranty is a guaranty of payment and not of collection. Each U.S. Loan Guarantor waives any right to require any Lender Party to sue any Borrower, any other U.S. Loan Guarantor, any other guarantor, or any other Person obligated for all or any part of the Guaranteed Obligations (each, an “Obligated Party”), or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations.
          SECTION 10.03. No Discharge or Diminishment of Loan Guaranty. (a) Except as otherwise provided for herein, the obligations of each U.S. Loan Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of any Borrower or any other guarantor of or other person liable for any of the Guaranteed Obligations; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligated Party, or their assets or any resulting release or discharge of any obligation of any Obligated Party; (iv) the existence of any claim, setoff or other rights which any U.S. Loan Guarantor may have at any time against any Obligated Party, any Lender Party, or any other Person, whether in connection herewith or in any unrelated transactions, or (v) any law or regulation of any jurisdiction or any other event affecting any term of a guaranteed obligation.
          (b) The obligations of each U.S. Loan Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof.
          (c) Further, the obligations of any U.S. Loan Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of any Lender Party to assert any claim or demand or to enforce any remedy with respect to all or any part of the

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Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-perfection, or invalidity of any indirect or direct security for the obligations of any Borrower for all or any part of the Guaranteed Obligations or any obligations of any other guarantor of or other person liable for any of the Guaranteed Obligations; (iv) any action or failure to act by any Lender Party with respect to any collateral securing any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such U.S. Loan Guarantor or that would otherwise operate as a discharge of any U.S. Loan Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Obligations).
          SECTION 10.04. Defenses Waived. To the fullest extent permitted by applicable law, each U.S. Loan Guarantor hereby waives any defense based on or arising out of any defense of any Borrower or any U.S. Loan Guarantor or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of any Borrower or any U.S. Loan Guarantor, other than the indefeasible payment in full in cash of the Guaranteed Obligations. Without limiting the generality of the foregoing, each U.S. Loan Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against any Obligated Party or any other Person. The Administrative Agent may, at its election, following the occurrence of an Event of Default, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of such U.S. Loan Guarantor under this Loan Guaranty except to the extent the Guaranteed Obligations have been fully and indefeasibly paid in cash. To the fullest extent permitted by applicable law, each U.S. Loan Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any U.S. Loan Guarantor against any Obligated Party or any security.
          SECTION 10.05. Rights of Subrogation. No U.S. Loan Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against any Obligated Party, or any collateral, until the Loan Parties and the U.S. Loan Guarantors have fully performed all their obligations to the Lender Parties and no Obligation is outstanding.
          SECTION 10.06. Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of any Borrower or otherwise, each U.S. Loan Guarantor’s obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Lenders Parties are in possession of this Loan Guaranty. If acceleration of

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the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the U.S. Loan Guarantors forthwith on demand by the Lender Parties.
          SECTION 10.07. Information. Each U.S. Loan Guarantor assumes all responsibility for being and keeping itself informed of the Borrowers’ financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each U.S. Loan Guarantor assumes and incurs under this Loan Guaranty, and agrees that no Lender Party shall have any duty to advise any U.S. Loan Guarantor of information known to it regarding those circumstances or risks.
          SECTION 10.08. Maximum Liability. The provisions of this Loan Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any U.S. Loan Guarantor under this Loan Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such U.S. Loan Guarantor’s liability under this Loan Guaranty, then, notwithstanding any other provision of this Loan Guaranty to the contrary, the amount of such liability shall, without any further action by the U.S. Loan Guarantors or the Lender Parties, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant U.S. Loan Guarantor’s “Maximum Liability”). This Section with respect to the Maximum Liability of each U.S. Loan Guarantor is intended solely to preserve the rights of the Lender Parties to the maximum extent not subject to avoidance under applicable law, and no U.S. Loan Guarantor nor any other person or entity shall have any right or claim under this Section with respect to such Maximum Liability, except to the extent necessary so that the obligations of any U.S. Loan Guarantor hereunder shall not be rendered voidable under applicable law. Each U.S. Loan Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of each U.S. Loan Guarantor without impairing this Loan Guaranty or affecting the rights and remedies of the Lender Parties hereunder; provided that nothing in this sentence shall be construed to increase any U.S. Loan Guarantor’s obligations hereunder beyond its Maximum Liability.
          SECTION 10.09. Contribution. In the event any U.S. Loan Guarantor (a “Paying Guarantor”) shall make any payment or payments under this Loan Guaranty or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations under this Loan Guaranty, each other U.S. Loan Guarantor (each a “Non-Paying Guarantor”) shall contribute to such Paying Guarantor an amount equal to such Non-Paying Guarantor’s “Applicable Percentage” of such payment or payments made, or losses suffered, by such Paying Guarantor. For purposes of this Article X, each Non-Paying Guarantor’s “Applicable Percentage” with respect to any such payment or loss by a Paying Guarantor shall be determined as of the date on which such payment or loss was made by reference to the ratio of (i) such Non-Paying Guarantor’s Maximum Liability as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) or, if such

213

Non-Paying Guarantor’s Maximum Liability has not been determined, the aggregate amount of all monies received by such Non-Paying Guarantor from the Borrowers after the Original Effective Date (whether by loan, capital infusion or by other means) to (ii) the aggregate Maximum Liability of all U.S. Loan Guarantors hereunder (including such Paying Guarantor) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder), or to the extent that a Maximum Liability has not been determined for any U.S. Loan Guarantor, the aggregate amount of all monies received by such U.S. Loan Guarantors from the Borrowers after the Original Effective Date (whether by loan, capital infusion or by other means). Nothing in this provision shall affect any U.S. Loan Guarantor’s several liability for the entire amount of the Guaranteed Obligations (up to such U.S. Loan Guarantor’s Maximum Liability). Each of the U.S. Loan Guarantors covenants and agrees that its right to receive any contribution under this Loan Guaranty from a Non-Paying Guarantor shall be subordinate and junior in right of payment to the payment in full in cash of the Guaranteed Obligations. This provision is for the benefit of both the Lender Parties and the U.S. Loan Guarantors and may be enforced by any one, or more, or all of them in accordance with the terms hereof.
          SECTION 10.10. Liability Cumulative. The liability of each Loan Party as a U.S. Loan Guarantor under this Article X is in addition to and shall be cumulative with all liabilities of each Loan Party to the Lenders Parties under this Agreement and the other Loan Documents to which such Loan Party is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.
           SECTION 10.11. Common Enterprise. The successful operation and condition of each of the Loan Parties is dependent on the continued successful performance of the functions of the group of the Loan Parties as a whole and the successful operation of each of the Loan Parties is dependent on the successful performance and operation of each other Loan Party. Each Loan Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (i) the successful operations of each of the other Loan Parties and (ii) the credit extended by the Lenders to the Borrowers hereunder, both in their separate capacities and as members of the group of companies. Each Loan Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Loan Party is within its purpose, will be of direct and indirect benefit to such Loan Party, and is in its best interest.
ARTICLE XI
The Borrower Representative
          SECTION 11.01. Appointment; Nature of Relationship. The Company is hereby appointed by each of the Borrowers as its contractual representative (herein referred to as the “Borrower Representative”) hereunder and under each other Loan Document, and each of the Borrowers irrevocably authorizes the Borrower Representative to act as the contractual representative of such Borrower with the rights and duties expressly set forth herein and in the other Loan Documents. The Borrower Representative agrees to act as such contractual

214

representative upon the express conditions contained in this Article XI. Additionally, the Borrowers hereby appoint the Borrower Representative as their agent to receive all of the proceeds of the Loans in the Funding Account(s), at which time the Borrower Representative shall promptly disburse such Loans to the appropriate Borrower; provided that, in the case of a Revolving Loan, such amount shall not exceed such Borrower’s Availability. None of the Lender Parties, respective officers, directors, agents or employees shall be liable to the Borrower Representative or any Borrower for any action taken or omitted to be taken by the Borrower Representative or the Borrowers pursuant to this Section 11.01. Each Italian Borrower (a) appoints The Jones Group Inc. to be Borrower Representative as “mandatario con rappresentanza” pursuant to articles 1703, 1704 et seq. of Italy’s Civil Code, as amended, and (b) expressly authorizes The Jones Group Inc. to act in its name and on its behalf, in connection with the Loan Documents, pursuant to articles 1394 and 1395 of Italy’s Civil Code, as amended.
          SECTION 11.02. Powers. The Borrower Representative shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Borrower Representative by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Borrower Representative shall have no implied duties to the Borrowers, or any obligation to the Lenders Parties to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Borrower Representative.
          SECTION 11.03. Employment of Agents. The Borrower Representative may execute any of its duties as the Borrower Representative hereunder and under any other Loan Document by or through authorized officers.
          SECTION 11.04. Notices. Each Borrower shall immediately notify the Borrower Representative of the occurrence of any Default hereunder referring to this Agreement describing such Default and stating that such notice is a “notice of default.” In the event that the Borrower Representative receives such a notice, the Borrower Representative shall give prompt notice thereof to the Administrative Agent and the other Lender Parties. Any notice provided to the Borrower Representative hereunder shall constitute notice to each Borrower on the date received by the Borrower Representative.
          SECTION 11.05. Successor Borrower Representative. Upon the prior written consent of the Administrative Agent, the Borrower Representative may resign at any time, such resignation to be effective upon the appointment of a successor Borrower Representative. The Administrative Agent shall give prompt written notice of such resignation to the Lender Parties.
          SECTION 11.06. Execution of Loan Documents; Borrowing Base Certificates. The Borrowers hereby empower and authorize the Borrower Representative, on behalf of the Borrowers, to execute and deliver to the Lender Parties the Loan Documents and all related agreements, certificates, documents, or instruments as shall be necessary or appropriate to effect the purposes of the Loan Documents, including without limitation, the Borrowing Base Certificates and the Compliance Certificates. Each Borrower agrees that any action taken by the Borrower Representative or the Borrowers in accordance with the terms of

215

this Agreement or the other Loan Documents, and the exercise by the Borrower Representative of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Borrowers. Each Belgian Borrower agrees, and hereby undertakes, to ratify and to confirm each decision taken or action performed by the Company on its behalf as Borrower Representative in the exercise or purported exercise of the powers granted pursuant to this Article XI, to the extent such ratification and confirmation is necessary under the applicable laws of Belgium to ensure the validity and the binding character, in respect of such Belgian Borrower, of each such decision or action performed by the Company as Borrower Representative.
          SECTION 11.07. Reporting. Each Borrower hereby agrees that such Borrower shall furnish promptly after each fiscal month to the Borrower Representative a copy of its Borrowing Base Certificate and any other certificate or report required hereunder or requested by the Borrower Representative on which the Borrower Representative shall rely to prepare the Borrowing Base Certificates and Compliance Certificates required pursuant to the provisions of this Agreement.
          SECTION 11.08. German Release. For purposes of this Article 11, each German Loan Party that is a party to this Agreement releases the Borrower Representative from the restrictions of section 181 of Germany’s Civil Code (BGB), as amended.

216

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

THE JONES GROUP INC.,
a Pennsylvania corporation
JONES APPAREL GROUP HOLDINGS, INC.,
a Delaware corporation
JONES APPAREL GROUP USA, INC.,
a Delaware corporation
JAG FOOTWEAR, ACCESSORIES AND RETAIL CORPORATION,
a New Jersey corporation
JONES INVESTMENT CO. INC.,
a Delaware corporation
NINE WEST DEVELOPMENT CORPORATION,
a Delaware corporation

By
	Name:	Joseph T. Donnalley
In his capacity as officer for each aforenamed Borrower as set forth opposite such Borrower on Schedule I attached hereto

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

JONES JEANSWEAR GROUP, INC., a New York corporation
By
	Name:	Tami Fersko
	Title:	Vice President and Treasurer

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

JONES JEWELRY GROUP, INC., a Rhode Island corporation
By
	Name:	Thomas Murray
	Title:	Senior Executive Vice President, Chief Financial Officer, Treasurer and Secretary

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

JONES APPAREL GROUP CANADA, LP, an Ontario Limited Partnership By: JONES CANADA, INC., its General Partner
By
	Name:	Roger Flores
	Title:	Vice President of Finance

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

LOAN GUARANTORS: JONES DISTRIBUTION CORPORATION, a Delaware corporation JONES MANAGEMENT SERVICE COMPANY, a Delaware corporation JONES HOLDING, INC., a Delaware corporation
By
	Name:	Joseph T. Donnalley
In his capacity as officer for each aforenamed Guarantor as set forth opposite such Guarantor on Schedule I attached hereto

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as Revolving Lender, Issuing Bank, Administrative Agent, U.S. Collateral Agent, U.S. Swingline Lender, Chase Open Account Agent and Chase Open Account Bank
By
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as International Revolving Lender, Issuing Bank, Canadian Administrative Agent, Canadian Swingline Lender and Chase Open Account Bank
By
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

J. P. MORGAN EUROPE LIMITED, as European Administrative Agent and European Collateral Agent
By
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

GENERAL ELECTRIC CAPITAL CORPORATION, as a Revolving Lender
By
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

CITIBANK, N.A., as a Revolving Lender and Syndication Agent
By
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Revolving Lender and Documentation Agent
By
Name:
Title:

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Revolving Lender
By
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Revolving Lender, Issuing Bank and Documentation Agent
By
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

SUNTRUST BANK, as a Revolving Lender and Documentation Agent
By
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

CIT BANK, as a Revolving Lender
By
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION as a Revolving Lender
By
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION, as a Revolving Lender
By
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

CAPITAL ONE LEVERAGE FINANCE CORP., as a Revolving Lender
By
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

HSBC BANK USA, N.A., as a Revolving Lender
By
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as a Revolving Lender
By
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

GOLDMAN SACHS LENDING PARTNERS LLC, as a Revolving Lender
By
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

SCHEDULE I

FINANCIAL OFFICER
BORROWER/LOAN GUARANTOR	NAME & TITLE
JONES APPAREL GROUP USA, INC.	Joseph Donnalley Treasurer

THE JONES GROUP INC.	Joseph Donnalley Treasurer and Senior Vice President, Corporate Taxation and Risk Management

JONES APPAREL GROUP HOLDINGS, INC.	Joseph Donnalley Treasurer

JAG FOOTWEAR, ACCESSORIES AND RETAIL CORPORATION	Joseph Donnalley Vice President and Treasurer

JONES INVESTMENT CO. INC.	Joseph Donnalley Vice President/Finance, Treasurer and Assistant Secretary

NINE WEST DEVELOPMENT CORPORATION	Joseph Donnalley Vice President/Finance, Treasurer and Assistant Secretary

JONES DISTRIBUTION CORPORATION	Joseph Donnalley Vice President & Treasurer

JONES MANAGEMENT SERVICE COMPANY	Joseph Donnalley Vice President/Finance Treasurer and Assistant Secretary

JONES HOLDING, INC.	Joseph Donnalley Vice President and Treasurer

COMMITMENT SCHEDULE

		International A	International B	Total Revolving
Revolving Lender	U.S. Commitment	Commitment	Commitment	Commitment
JPMorgan Chase Bank, N.A.	$5,000,000	$5,000,000	$80,000,000	$90,000,000
Citibank, N.A.	$5,000,000	$5,000,000	$80,000,000	$90,000,000
Bank of America, N.A.	$5,000,000	$5,000,000	$80,000,000	$90,000,000
SunTrust Bank	$90,000,000	$0	$0	$90,000,000
Wells Fargo Bank, National Association	$61,071,428.50	$28,928,571.50	$0	$90,000,000
CIT Bank	$35,000,000	$0	$0	$35,000,000
U.S. Bank National Association	$35,000,000	$0	$0	$35,000,000
Royal Bank of Canada	$20,357,143	$9,642,857	$0	$30,000,000
PNC Bank, National Association	$25,000,000	$0	$0	$25,000,000
HSBC Bank USA, N.A.	$25,000,000	$0	$0	$25,000,000
Capital One Leverage Finance Corp.	$20,000,000	$0	$0	$20,000,000
General Electric Capital Corporation	$13,571,428.50	$6,428,571.50	$0	$20,000,000
Goldman Sachs Lending Partners LLC	$10,000,000	$0	$0	$10,000,000
Total	$350,000,000	$60,000,000	$240,000,000	$650,000,000

1

SCHEDULE 1.01(a)
MANDATORY COST FORMULAE
1. The Mandatory Cost is an addition to the interest rate to compensate Lenders for the cost of compliance with (a) the requirements of the Bank of England and/or the United Kingdom’s Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.
2. On the first day of each Interest Period (or as soon as possible thereafter) the European Administrative Agent shall calculate, as a percentage rate, a rate (the “Additional Cost Rate”) for each relevant Lender, in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the European Administrative Agent as a weighted average of the relevant Lenders’ Additional Cost Rates (weighted in proportion to the percentage participation of each such Lender in the relevant Loan) and will be expressed as a percentage rate per annum.
3. The Additional Cost Rate for any Lender lending from a Facility Office in a Participating Member State (as such term is used in the definition of “Euro” set forth in Section 1.01 of this Agreement) will be the percentage notified by that Lender to the European Administrative Agent. This percentage will be certified by that Lender in its notice to the European Administrative Agent to be its reasonable determination of the cost (expressed as a percentage of that Lender’s participation in all relevant Loans made from that Facility Office) of complying with the minimum reserve requirements of the European Central Bank in respect of loans made from that Facility Office.
4. The Additional Cost Rate for any Lender lending from a Facility Office in the United Kingdom will be calculated by the European Administrative Agent as follows:
(a) in relation to a relevant Loan denominated in Sterling:

AB+C(B—D)+E x 0.01

100 — (A + C)	percent per annum
(b) in relation to a relevant Loan in any currency other than Sterling:

E x 0.01

300	percent per annum
Where:
A. is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.
B. is the percentage rate of interest (excluding the Applicable Rate and the Mandatory Cost and, if the Loan is an Unpaid Sum, the additional rate of interest specified in Section 2.13(f) of this Agreement) payable for the relevant Interest Period on the Loan.

C. is the percentage (if any) of Eligible Liabilities which that Lender is required from time to time to maintain as interest-bearing Special Deposits with the Bank of England.
D. is the percentage rate per annum payable by the Bank of England to the European Administrative Agent (or such other bank as may be designated by the European Administrative Agent in consultation with the Borrower Representative) on interest-bearing Special Deposits.
E. is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the European Administrative Agent as being the average of the most recent rates of charge supplied by the Reference Banks to the European Administrative Agent pursuant to paragraph 7 below and expressed in Sterling per £1.0 million.
5. For the purposes of this Schedule:
(a) “Eligible Liabilities” and “Special Deposits” have the meanings given to them from time to time under or pursuant to the United Kingdom’s Bank of England Act 1998 or (as may be appropriate) by the Bank of England;
(b) “Facility Office” means the office or offices notified by a Lender to the European Administrative Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days’ written notice) as the office or offices through which it will perform its obligations under this Agreement;
(c) “Fees Rules” means the rules on periodic fees contained in the Financial Services Authority Fees Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;
(d) “Fee Tariffs” means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate);
(e) “Reference Banks” means the principal office in London, England of J.P. Morgan Europe Limited, or such other bank or banks as may be designated by the European Administrative Agent in consultation with the Borrower Representative;
(f) “Tariff Base” has the meaning given to it in, and will be calculated in accordance with, the Fees Rules; and
(g) “Unpaid Sum” means any sum due and payable but unpaid by any Loan Party under the Loan Documents.
6. In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5 percent will be included in the formula as 5 and not as 0.05). A negative result

2

obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.
7. If requested by the European Administrative Agent, each Reference Bank shall, as soon as practicable after publication by the United Kingdom’s Financial Services Authority, supply to the European Administrative Agent, the rate of charge payable by that Reference Bank to the United Kingdom’s Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the United Kingdom’s Financial Services Authority (calculated for this purpose by that Reference Bank as being the average of the Fee Tariffs applicable to that Reference Bank for that financial year) and expressed in Sterling per £1.0 million of the Tariff Base of that Reference Bank.
8. Each relevant Lender shall supply any information required by the European Administrative Agent for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, each relevant Lender shall supply the following information on or prior to the date on which it becomes a Lender:
(a) the jurisdiction of its Facility Office; and
(b) any other information that the European Administrative Agent may reasonably require for such purpose.
Each Lender shall promptly notify the European Administrative Agent of any change to the information provided by it pursuant to this paragraph.
9. The percentages of each Lender for the purpose of A and C and the rates of charge of each Reference Bank for the purpose of E shall be determined by the European Administrative Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 and on the assumption that, unless a Lender notifies the European Administrative Agent to the contrary, each Lender’s obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.
10. The European Administrative Agent shall have no liability to any person if such determination results in an Additional Cost Rate which over or under compensates any Lender and shall be entitled to assume that the information provided by any Lender or Reference Bank pursuant to paragraphs 3, 7 and 8 is true and correct in all respects.
11. The European Administrative Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the relevant Lenders on the basis of the Additional Cost Rate for each such Lender based on the information provided by each Lender and each Reference Bank pursuant to paragraphs 3, 7 and 8.
12. Any determination by the European Administrative Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all parties to this Agreement.

3

13. The European Administrative Agent may from time to time, after consultation with Borrower Representative and the Lenders, determine and notify to all parties to this Agreement any amendments which are required to be made to this Schedule 1.01(a) in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the United Kingdom’s Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all parties to this Agreement.

4

Schedule 3.05
REAL PROPERTY OWNED OR LEASED BY EACH LOAN PARTY
I. PROPERTIES OWNED

Address
99 Motivation Drive	Lawrenceburg, TN
2350 W.O. Smith Street	Lawrenceburg, TN

Schedule 3.05
REAL PROPERTY OWNED OR LEASED BY EACH LOAN PARTY
II. PROPERTIES LEASED — RETAIL

Store No.	Property Name	Street	City	State	Zip Code	Landlords
520	Tanger Outlet — Foley	2601 S. McKenzie Street	Foley	AL	36535	COROC/RIVIERA LLC
708	Tanger Outlet — Foley	2601 S. MacKenzie Street	Foley	AL	36535	COROC/RIVIERA LLC
2551	Tanger Outlet — Foley	2601 S. MacKenzie Street	Foley	AL	36535	COROC/RIVIERA LLC
2103	Riverchase Galleria	2000 Riverchase Galleria	Hoover	AL	35244	HOOVER MALL LTD LP
839	The Shops of Grand River	3660 Grandview Parkway, Suite 100	Birmingham	AL	35243	LEEDS RETAIL CENTER LLC
567	The Shops of Grand River — 0567	3660 Grandview Parkway, Suite 100	Birmingham	AL	35243	LEEDS RETAIL CENTER LLC
1664	The Shops of Grand River — 1664	3660 Grandview Parkway, Suite 100	Birmingham	AL	35243	LEEDS RETAIL CENTER LLC
2852	The Shops of Grand River — 2852	3660 Grandview Parkway, Suite 100	Birmingham	AL	35243	LEEDS RETAIL CENTER LLC
766	Outlet Center at Boaz	214 South McClesky Street	Boaz	AL	35957	NORTHEAST ENTERPRISES INC
6975	Tanger Center — Boaz	214 South McClesky Street	Boaz	AL	35957	Tanger Properties LP
3213	Park Plaza Mall	6000 West Markham Street	Little Rock	AR	72205	CBL/PARK PLAZA MALL LLC
7515	Pinnacle Hills Promenade	2203 South Promenande Boulevard	Rogers	AR	72758	PINNACLE PROMENADE HILLS
2666	Arizona Mills	5000 Arizona Mills Circle	Tempe	AZ	85282	ARIZONA MILLS LLC
6753	Power Square Mall	2055 South Power Road	Mesa	AZ	85209	INFINITY MESA, LLC
365	Oak Creek Factory Outlets	6601 S Highway 179	Sedona	AZ	86351	OAKCREEK LTD LLC
7018	Scottsdale Fashion Square	7014 1028 E. Camelback Road	Scottsdale	AZ	85251	SCOTTSDALE FASHION SQ
7333	250 Stockton Street	250 Stockton Street	San Francisco	CA	94108	250 STOCKTON STREET
7202	Stanford Shopping Center	185 Stanford Shopping Center	Palo Alto	CA	94304	4692 SPG CENTER LLC
7200	Hillsdale Mall	228 Hillsdale Shopping Center	San Mateo	CA	94403	BOHANNON DEVELOPMENT CO
6171	Embarcadero Center	Two Embarcadero Center	San Francisco	CA	94111	BOSTON PROP-EMBARCADERO 2
7103	Embarcadero Center	Four Embarcadero Center	San Francisco	CA	94111	BOSTON PROP-EMBARCADERO 3
741	Folsom Premium Outlets	13000 Folsom Boulevard	Folsom	CA	95630	CHELSEA FINANCING PARTNERSHIP LP -
2516	Folsom Premium Outlets	13000 Folsom Boulevard	Folsom	CA	95630	CHELSEA FINANCING PARTNERSHIP LP -
245	Napa Premium Outlets	601 Factory Stores Drive	Napa	CA	94558	CHELSEA FINANCING PARTNERSHIP LP -
2607	Napa Premium Outlets	835 Factory Stores Drive	Napa	CA	94558	CHELSEA FINANCING PARTNERSHIP LP -
2767	Shops at Las Americas	4155 Camino de la Plaza	San Diego	CA	92173	CHELSEA SAN DIEGO
7461	Hollywood and Highland	6801 Hollywood Blvd	Los Angeles	CA	90028	CIM H&H RETAIL LP
468	Carlsbad Company Stores	5630 Paseo Del Norte	Carlsbad	CA	92008	CPG CARLSBAD HOLDINGS LLC
755	Carlsbad Company Stores	5630 Paseo Del Norte	Carlsbad	CA	92008	CPG CARLSBAD HOLDINGS LLC
2672	Carlsbad Company Stores	5630 Paseo Del Norte	Carlsbad	CA	92008	CPG CARLSBAD HOLDINGS LLC
475	Vacaville Premium Outlets	344 Nut Tree Road	Vacaville	CA	95687	CPG FINANCE II LLC
2520	Vacaville Premium Outlets	331 Nut Tree Road	Vacaville	CA	95687	CPG FINANCE II LLC
6962	Vacaville Premium Outlets	311 Nut Tree Road	Vacaville	CA	95687	CPG FINANCE II LLC
31	Desert Hills Premium Outlets	48400 Seminole Drive	Cabazon	CA	92230	CPG PARTNERS LP
758	Desert Hills Premium Outlets	48400 Seminole Drive	Cabazon	CA	92230	CPG PARTNERS LP
1637	Desert Hills Premium Outlets	48400 Seminole Drive	Cabazon	CA	92230	CPG PARTNERS LP

Store No.	Property Name	Street	City	State	Zip Code	Landlords
2549	Desert Hills Premium Outlets	48400 Seminole Drive	Cabazon	CA	92230	CPG PARTNERS LP
447	Camarillo Premium Outlets	990 Camarillo Center Drive	Camarillo	CA	93010	CPG PARTNERS LP
726	Camarillo Premium Outlets	910 Camarillo Center Drive	Camarillo	CA	93010	CPG PARTNERS LP
2557	Camarillo Premium Outlets	690 Ventura Boulevard	Camarillo	CA	93010	CPG PARTNERS LP
6991	Camarillo Premium Outlets	910 Camarillo Center Drive	Camarillo	CA	93010	CPG PARTNERS LP
467	Petaluma Village Premium Outle	2200 North Petaluma Boulevard	Petaluma	CA	94952	CPG PARTNERS LP
2566	Petaluma Village Premium Outle	2200 North Petaluma Boulevard	Petaluma	CA	94952	CPG PARTNERS LP
2712	Citadel Outlet	100 Citadel Drive	Commerce	CA	90040	CRAIG REALTY GROUP CITADEL LLC
20	Gilroy Premium Outlets	8325 Arroyo Circle	Gilroy	CA	95020	GILROY PREMIUM OUTLETS LLC
338	Gilroy Premium Outlets	8325 Arroyo Circle	Gilroy	CA	95020	GILROY PREMIUM OUTLETS LLC
721	Gilroy Premium Outlets	8375 Arroyo Circle	Gilroy	CA	95020	GILROY PREMIUM OUTLETS LLC
2509	Gilroy Premium Outlets	8325 Arroyo Circle	Gilroy	CA	95020	GILROY PREMIUM OUTLETS LLC
6967	Gilroy Premium Outlets	681 Leavesley Road	Gilroy	CA	95020	GILROY PREMIUM OUTLETS LLC
6170	Glendale Galleria	2181 Glendale Galleria	Glendale	CA	91210	GLENDALE GALLERIA
7111	Glendale Galleria	1126 Glendale Galleria	Glendale	CA	91210	GLENDALE GALLERIA
2836	Alameda Town Center	2219 A South Shore Center	Alameda	CA	94501	HARSCH INVESTMENT REALTY LLC
2029	Horton Plaza	273 Horton Plaza	San Diego	CA	92101	HORTON PLAZA LLC
6011	Beverly Center	8500 Beverly Boulevard	Los Angeles	CA	90048	LA CIENEGA ASSOCIATES
7386	Los Cerritos Center	255 Los Cerritos Center	Cerritos	CA	90703	MACERICH CERRITOS
2567	Marina Square	1251 Marina Boulevard	San Leandro	CA	94577	MARINA SQUARE SHOPPING CTR
2618	The Great Mall	232 Great Mall Drive	Milipitas	CA	95035	MILPITAS MILLS LP
6167	Montclair Plaza	5066 Montclair Plaza Lane	Montclair	CA	91763	MONTCLAIR PLAZA LLC
2018	Montebello Town Center	2071 Montebello Town Center	Montebello	CA	90640	MONTEBELLO TOWN CTR
728	Ontario Mills	1 Mills Circle	Ontario	CA	91764	ONTARIO MILLS LP
2628	Ontario Mills	1 Mills Circle	Ontario	CA	91764	ONTARIO MILLS LP
7108	Paseo Nueva Mall	201 Paseo Nuevo	Santa Barbara	CA	93101	PASEO NUEVO MALL
2729	Preferred Outlets at Tulare	1525 Retherford Street	Tulare	CA	93274	PRE/TULARE LLC
237	Prime Outlets — Pismo Beach	333 Five Citites Drive	Pismo Beach	CA	93449	PRIME OUTLETS @ PISMO BEACH
2613	Prime Outlets — Pismo Beach	333 Five Cities Drive	Pismo Beach	CA	93449	PRIME OUTLETS @ PISMO BEACH
7345	2086 Union Street	2086 Union Street	San Francisco	CA	94123	RICKY HUEY
7122	San Francisco Center	865 Market Street	San Francisco	CA	94103	SAN FRANCISCO SHOPPING
2586	San Ysidro Village	4466 Camino de la Plaza	San Ysidro	CA	92173	SAN YSIDRO SHOPPING CENTER
5002	Sherman Oaks Fashion Square	14006 Riverside Drive	Sherman Oaks	CA	91423	SHERMAN OAKS FASHION ASSOC — MASTE
6022	Galleria at South Bay	1815 Hawthorne Boulevard	Redondo Beach	CA	90278	SOUTH BAY GALLERIA
7022	South Coast Plaza	3333 Bristol Street	Costa Mesa	CA	92626	SOUTH COAST PLAZA
4005	Stonestown Galleria	3251 20th Avenue	San Francisco	CA	94132	STONESTOWN SHOPPING CENTER L.P.
2794	The Shops At Tanforan	1150 El Camino Real	San Bruno	CA	94066	TANFORAN PARK SHOPPING CENTER
2715	Tanger Center — Barstow	2796 Tanger Outlet	Barstow	CA	92311	TANGER PROPERTIES LTD
2784	Monterey Park Atlantic Square	2126 South Atlantic Boulevard	Monterey Park	CA	91754	TRC MM LLC
7114	University Town Center	4465 Lajolla Village Drive	La Jolla	CA	92122	UNIVERSITY TOWNE CENTRE
2110	Valley Fair	2855 Stevens Creek Boulevard\	Santa Clara	CA	95050	VALLEY FAIR MAL

Store No.	Property Name	Street	City	State	Zip Code	Landlords
2815	Vermont And Wilshire	3183 WIlshire Boulevard	Los Angeles	CA	90010	VERMONT AND WILSHIRE
414	Viejas Outlet Center	5003 Willows Road	Alpine	CA	91901	VIEJAS OUTLET CNTR
2679	Viejas Outlet Center	5001 Willows Road	Alpine	CA	91901	VIEJAS OUTLET CNTR
6154	North County Shopping Center	200 E. Via Rancho Parkway	Escondido	CA	92025	WESTFIELD CORPORATION
6225	Santa Anita Fashion Park	400 S. Baldwin Avenue	Arcadia	CA	91007	WESTFIELD SHOPPINGTOWN SANTA ANITA
7354	Santa Anita Fashion Park	400 S. Baldwin Avenue	Arcadia	CA	91007	WESTFIELD SHOPPINGTOWN SANTA ANITA
7503	Topanga Plaza	6600 Topanga Cyn. Boulevard	Canoga Park	CA	91303	WESTFIELD TOPANGA OWNER LP
7119	Westside Pavilion	10800 West Pico Boulevard	Los Angeles	CA	90064	WESTSIDE PAVILION
6339	Westside Pavilion	10800 West Pico Boulevard	Los Angeles	CA	90064	WESTSIDE PAVILION
6393	The Promeade Shops at Dos Lagos	2975 Cabot Drive	Corona	CA	92883	223-1 DL Holdings, LLC
2704	American Tin Cannery	125 Ocean View Blvd	Pacific Grove	CA	93950	American Tin Cannery Row Associates
845	Horizon Outlet Center	1435 Retherford Street	Tulare	CA	93274	PRE/TULARE LLC
2727	Colorado Mills	14500 West Colfax Ave	Lakewood	CO	80401	COLORADO MILLS LP
2526	Castle Rock Factory Shops	5050 Factory Shops Boulevard	Castle Rock	CO	80108	CRAIG REALTY GROUP CASTLE ROCK LLC
30	Silverthorne Factory Stores	167 B Wildernest Road	Silverthorne	CO	80498	CRAIG REALTY GROUP SILVERTHORNE - 0
6012	Cherry Creek Mall	3000 East First Avenue	Denver	CO	80206	TAUBMAN-CHERRY CREEK LP
6255	Cherry Creek Mall	3000 East First Avenue	Denver	CO	80206	TAUBMAN-CHERRY CREEK LP
510	517 Westport Avenue	517 Westport Avenue	Norwalk	CT	06851	517 WESTPORT AVE
2751	517 Westport Avenue	517 Westport Avenue	Norwalk	CT	06851	517 WESTPORT AVE
2843	Black Rock Turnpike Mall	2233 Black Rock Turnpike	Fairfield	CT	06825	BLACK ROCK TURNPIKE MALL
1138	120 Greenwich Ave 1138	120 GREENWICH AVE	GREENWICH	CT	06830	CARLO FRAIOLI
2619	Westbrook Factory	314 Flat Rock Place	Westbrook	CT	06498	COROC/WESTBROOK I
312	Clinton Crossing Premium Outlet	20 Killingworth Turnpike	Clinton	CT	06413	CPG PARTNERS LP
723	Clinton Crossing Premium Outlet	20 Killingworth Turnpike	Clinton	CT	06413	CPG PARTNERS LP
1618	Clinton Crossing Premium Outlet	20 Killingworth Turnpike	Clinton	CT	06413	CPG PARTNERS LP
2705	Clinton Crossing Premium Outlet	20 Killingworth Turnpike	Clinton	CT	06413	CPG PARTNERS LP
2658	Hamden Mart	2300 Dixwell Avenue	Hamden	CT	06514	MILTON COOPER SPECIAL
6969	Westbrook Factory	314 Flat Rock Place	Westbrook	CT	06498	RR WESTBROOK INC
2758	Ridgeway Shopping Center	2341 Summer Street	Stamford	CT	06905	UB STAMFORD
6006	Westfarms Mall	509 Westfarms Mall	Farmington	CT	06032	WESTFARMS ASSOC
6104	Westfarms Mall	461 Westfarms Mall	Farmington	CT	06032	WESTFARMS ASSOC
2856	572 MAIN AVENUE	572 Main Avenue	Norwalk	CT	06851	Nordan LLC
7343	1227 Wisconsin Avenue	1227 Wisconsin Avenue	Washington	DC	20007	BANK OF AMERICA
7527	1029 Connecticut Ave	1029 Connecticut Avenue	Washington	DC	20007	BLAKE REAL ESTATE INC.
6372	1329 Wisonsin Ave	1329 Wisconsin Avenue	Washington	DC	20007	CW CAPITAL
3211	Union Station	40 Massachusetts Ave	Washington	DC	20002	UNION STATION
7528	PRESS BUILDING LLC-7528	529 14th Street NW	Washington	DC	20045	Press Building
846	Tanger Center — Rehoboth Beach	34986 Midway Outlet Drive	Rehoboth Beach	DE	19971	COROC/REHOBOTH
284	Tanger Outlet — Rehoboth Beach	34986 Midway Outlet Drive	Rehoboth Beach	DE	19971	COROC/REHOBOTH
2515	Tanger Outlet — Rehoboth Beach	34986 Midway Outlet Drive	Rehoboth Beach	DE	19971	COROC/REHOBOTH
6776	Tanger Outlet — Rehoboth Beach	36706 Bayside Outlet Drive	Rehoboth Beach	DE	19971	COROC/REHOBOTH II LLC

Store No.	Property Name	Street	City	State	Zip Code	Landlords
2129	Town Center at Boca Raton	6000 Glades Road	Boca Raton	FL	33431	4839 TOWN CNTR @ BOCA RATON
6380	Town Center at Boca Raton	6000 Glades Road	Boca Raton	FL	33431	4839 TOWN CNTR @ BOCA RATON
2819	518 Duval Street	518 Duval Street	Key West	FL	33040	518 DUVAL STREET
7473	The Mall at Wellington Green	10300 W. Forest Hill Boulevard	Wellington	FL	33414	7473 THE MALL @ WELLINGTON GREEN
7395	673 Collins Avenue	673 Collins Avenue	Miami	FL	33139	7TH STREET ASSOC
2817	Oakleaf Plantation	9640 Crosshill Boulevard	Jacksonville	FL	32222	ARGYLE FOREST RETAIL I LLC
2128	Aventura Mall	19501 Biscayne Blvd	N. Miami Beach	FL	33180	AVENTURA MALL
6360	Aventura Mall	19501 Biscayne Blvd	N. Miami Beach	FL	33180	AVENTURA MALL
6110	Boynton Beach Mall	801 North Congress Avenue	Boynton Beach	FL	33426	BOYNTON BEACH MALL EASY SPIRIT
4014	Broward Mall	8000 West Broward Mall Boulevard	Plantation	FL	33388	BROWARD MALL - NINE WEST
471	Orlando Premium Outlets	8200 Vineland Avenue	Orlando	FL	32821	CHELSEA ORLANDO DEVLPMNT, L.P.
2759	Orlando Premium Outlets	8200 Vineland Avenue	Orlando	FL	32821	CHELSEA ORLANDO DEVLPMNT, L.P.
7497	The City Place	700 S. Rosemary Ave	West Palm Beach	FL	33401	CITY PLACE RETAIL
2832	Clearwater Mall	2679 Gulf to Bay Boulevard	Clearwater	FL	33759	CLEARWATER MALL
7462	Coastland Center	1966 Tamiami Trail	Naples	FL	34102	COASTLAND CENTER LP
42	Prime Outlets — Naples	6060 Collier Boulevard	Marco Island	FL	34114	CORAL ISLE FTY SHOPS LP/WACHOVIA BA
1643	Coral Ridge Mall	3200 North Federal Highway	Ft. Lauderdale	FL	33306	CORAL RIDGE MALL
2788	Coral Ridge Mall	3200 North Federal Highway	Ft. Lauderdale	FL	33306	CORAL RIDGE MALL
6286	Coral Square Mall	9469 West Atlantic Boulevard	Coral Springs	FL	33071	CORAL-CS LTD ASSOC.
7339	Coral Square Mall	9469 West Atlantic Boulevard	Coral Springs	FL	33071	CORAL-CS LTD ASSOC.
572	St. Augustine Premium Outlets	2700 State Road 16	St. Augustine	FL	32092	CPG PARTNERS LP
745	St. Augustine Premium Outlets	2700 State Road 16	St. Augustine	FL	32092	CPG PARTNERS LP
2661	St. Augustine Premium Outlets	2700 State Road 16	St. Augustine	FL	32092	CPG PARTNERS LP
6719	St. Augustine Premium Outlets	2700 State Road 16	St. Augustine	FL	32092	CPG PARTNERS LP
2807	South Beach Regional Center	3582 South Third Street	Jacksonville	FL	32250	EQUITY ONE INC
6391	The Falls	8888 SW 136th Street	Miami	FL	33176	FALLS SHOPPING CENTER ASSOC.
7481	The Falls Shopping Center	8888 SW 136th Street	Miami	FL	33176	FALLS SHOPPING CENTER ASSOC.
2590	Prime Outlets — Florida City	200 East Palm Drive	Florida City	FL	33034	FLORIDA KEYS FTY SHOPS LP @ WACHOVI
2106	Florida Mall	8001 South Orange Blossom Trail	Orlando	FL	32809	FLORIDA MALL ASSOC
4002	The Gardens	3101 PGA Blvd	Palm Beach Gardens	FL	33410	GARDENS MALL
7329	West Shore Plaza	309 West Shore Plaza	Tampa	FL	33609	GLIMCHER WESTSHORE LLC
40	Prime Outlets — Ellenton	5613 Factory Shops Blvd	Ellenton	FL	34222	GULF COAST FTY SHOPS LP/WACHOVIA BA
706	Prime Outlets — Ellenton	5591 Factory Shops Blvd	Ellenton	FL	34222	GULF COAST FTY SHOPS LP/WACHOVIA BA
2688	Prime Outlets — Ellenton	5571 Factory Shops Blvd	Ellenton	FL	34222	GULF COAST FTY SHOPS LP/WACHOVIA BA
6868	Prime Outlets — Ellenton	5261 Factory Shops Blvd	Ellenton	FL	34222	GULF COAST FTY SHOPS LP/WACHOVIA BA
7407	The Avenues	10300 Southside Boulevard	Jacksonville	FL	32256	JACKSONVILLE AVENUES LP
7408	The Galleria Mall	2506 East Sunrise Boulevard	Ft. Lauderdale	FL	33304	KEYSTONE FLORIDA PROP HOLDING CORP-
799	Lake Buena Vista Factory Store	15779 S Apopha Vineland Road	Orlando	FL	32821	LAKE BUENA VISTA JV
1626	Lake Buena Vista Factory Store	15749 S. Apopka Vineland Road	Orlando	FL	32821	LAKE BUENA VISTA JV
2802	Largo Mall Shopping Center	10500 Ulmerton Road	Largo	FL	33771	LARGO MALL SHOPPING CENTER
421	St. Augustine Factory Outlets	500 Prime Outlet Blvd	St. Augustine	FL	32084	LVP ST AUGUSTINE OUTLETS

Store No.	Property Name	Street	City	State	Zip Code	Landlords
6986	St. Augustine Factory Outlets	500 Prime Outlet Blvd	St. Augustine	FL	32095	LVP ST AUGUSTINE OUTLETS
7340	Miami International Mall	1455 Northwest 107th Avenue	Doral	FL	33172	MIAMI INTERNATIONAL MALL
511	Miromar Outlets	10801 Corkscrew Road	Estero	FL	33928	MIROMAR OUTLET WEST, LLC
1533	Miromar Outlets	10801 Cork Screw Road	Estero	FL	33928	MIROMAR OUTLET WEST, LLC
2760	Miromar Outlets	10801 Corkscrew Road	Estero	FL	33928	MIROMAR OUTLET WEST, LLC
7500	Mizner Park	337 Plaza Real	Boca Raton	FL	33432	MIZNER PARK VENTURE, LLC
2609	Orlando Design Center	5265 North International Drive	Orlando	FL	32819	ORLANDO DESIGN CENTER
6847	Prime Outlets — Orlando	4953 International Drive	Orlando	FL	32819	ORLANDO OUTLET OWNER LLC
734	Orlando Premium Outlets	4953 International Drive	Orlando	FL	32819	ORLANDO OUTLET OWNER LLC
538	5401 West Oak Ridge Road	4953 International Drive	Orlando	FL	32819	ORLANDO OUTLET WORLD
7385	Pembroke Lakes Mall	11401 Pines Boulevard	Pembroke Pines	FL	33026	PEMBROKE LAKES
6239	Pembroke Lakes Mall	11401 Pines Boulevard	Pembroke Pines	FL	33026	PEMBROKE LAKES MALL
7446	Dadeland Mall	7539 South West 88th Street	Miami	FL	33156	SDG DADELAND ASSOC INC
66	Silver Sands Factory Outlet	10406 Emerald Coast Pkwy West	Destin	FL	32550	SILVER SANDS JOINT VENTURE
2610	Silver Sands Factory Outlet	10676 Emerald Coast Pkwy West	Destin	FL	32550	SILVER SANDS JOINT VENTURE
6992	Silver Sands Factory Outlet	10562 Emerald Coast Pkwy West	Destin	FL	32550	SILVER SANDS JOINT VENTURE
751	Silver Sands Factory Outlet	10746 Emerald Coast Parkway West	Destin	FL	32550	SILVER SANDS JV PARTNERS II PROP MG
571	Sawgrass Mills Center	12801 W. Sunrise Boulevard	Sunrise	FL	33323	SUNRISE MILLS LP
707	Sawgrass Mills Center	12801 W. Sunrise Boulevard	Sunrise	FL	33323	SUNRISE MILLS LP
2502	Sawgrass Mills Center	12801 W. Sunrise Boulevard	Sunrise	FL	33323	SUNRISE MILLS LP
295	Tanger Center — Sanibel	20350 Summerlin Road	Ft. Meyers	FL	33908	TANGER PROPERTIES LP—QTR OFFICE SE
2742	Dolphin Mall	11401 NW 12th Street	Miami	FL	33172	TAUBMAN-DOLPHIN MALL ASSOC LP
2810	Waterford Lakes Town Center	705 North Alafaya Trail	Orlando	FL	32828	WATERFORD LAKES TOWN CENTER
2803	Kendall Town and Country Ctr	8630 Mills Drive	Miami	FL	33183	WRC PROPERTIES
6808	Factory Stores of America	950 Prim Avenue	Graceville	FL	32440	CPG FINANCE I LLC
2659	Jacksonville Landing	Two Independent Drive	Jacksonville	FL	32202	The Jacksonville Landing Investments LLC
2650	Lake Buena Vista Factory Store	15753 S. Apoka Vineland Road	Orlando	FL	32821	LAKE BUENA VISTA JV
232	Tanger Center - Vero Beach	1794 94th Drive	Vero Beach	FL	32966	Tanger Properties LP
725	The Outlets at Vero Beach	1846 94th Drive	Vero Beach	FL	32966	Tanger Properties LP
2578	The Outlets at Vero Beach	1796 94th Drive	Vero Beach	FL	32966	Tanger Properties LP
6978	The Outlets at Vero Beach	1687 94th Drive	Vero Beach	FL	32966	Tanger Properties LP
2124	Lenox Square	3393 Peachtree Road	Atlanta	GA	30326	4827 THE RETAIL TRUST
7498	Atlantic Station	230 18th Street — Building 11	Atlanta	GA	30363	ATLANTIC TOWN CENTER LLC
7511	Augusta Mall	3450 Wrightsboro Road	Augusta	GA	30909	AUGUSTA MALL PARTNERSHIP
309	North Georgia Premium Outlets	800 Highway 400 South	Dawsonville	GA	30534	CPG PARTNERS LP
719	North Georgia Premium Outlets	800 Highway 400 South	Dawsonville	GA	30534	CPG PARTNERS LP
2651	North Georgia Premium Outlets	800 Highway 400 South	Dawsonville	GA	30534	CPG PARTNERS LP
6993	North Georgia Premium Outlets	800 Highway 400 South	Dawsonville	GA	30534	CPG PARTNERS LP
2032	Cumberland Mall	1374 Cumberland Mall	Atlanta	GA	30339	CUMBERLAND MALL
2031	Oglethorpe Mall	7804 Abercorn Street Box 79	Savannah	GA	31406	GGP IVANHOE II INC
3010	Perimeter Mall	4400 Ashford Dunwoody Road	Atlanta	GA	30346	PERIMETER MALL

Store No.	Property Name	Street	City	State	Zip Code	Landlords
68	Prime Outlets — Calhoun	455 Belwood Road	Calhoun	GA	30701	PRIME OUTLETS AT CALHOUN
6989	Prime Outlets — Calhoun	455 Belwood Road	Calhoun	GA	30701	PRIME OUTLETS AT CALHOUN
765	Discover Mills	5900 Sugarloaf Parkway	Lawrenceville	GA	30043	SUGARLOAF MILLS LP
2719	Discover Mills	5900 Sugarloaf Parkway	Lawrenceville	GA	30043	SUGARLOAF MILLS LP
739	Tanger Center — Commerce	800 Steven B Tanger Boulevard	Commerce	GA	30529	TANGER FACTORY OUTLET CENTER
760	Tanger Center — Locust Grove	1000 Tanger Drive	Locust Grove	GA	30248	TANGER FACTORY OUTLET CENTER
6964	Tanger Center — Commerce	800 Steven B Tanger Boulevard	Commerce	GA	30529	TANGER PROPERTIES LP
562	Tanger Outlet — Commerce	800 Steven B. Tanger Blvd	Commerce	GA	30529	TANGER PROPERTIES LP
2599	Tanger Center — Locust Grove	1000 Tanger Drive	Locust Grove	GA	30248	TANGER PROPERTIES LP
548	Tanger Outlet — Locust Grove	1000 Tanger Drive	Locust Grove	GA	30248	TANGER PROPERTIES LP
1619	Tanger Center — Locust Grove	1000 Tanger Drive	Locust Grove	GA	30248	TANGER PROPERTIES LTD PARTNERSHIP
2676	Guam Premier Outlets	199 Charlan San Antonio Road	Tamuning	GU	96911	GUAM PREMIUM OUTLETS
2626	Waikele Premium Outlets	94-796 Lumiaina Street	Waipahu	HI	96797	CPG PARTNERS LP
7350	Ala Moana Center	1450 Ala Moana Boulevard	Honolulu	HI	96814	GGP ALA MOANA LLC
7471	Hyatt Regency Waikiki	2424 Kalakaua Avenue	Honolulu	HI	96815	HYATT REGENCY WAIKIKI
6761	Factory Stores — Story City	324 Factory Outlet Drive	Story City	IA	50248	CPG FINANCE I LLC
2697	2058 North Halsted Street	2058 N. Halsted Street	Chicago	IL	60614	2058 N HALSTED STREET
701	25 East Washington Street	25 E. Washington Street	Chicago	IL	60602	25 EAST WASHINGTON ASSOC., LP
7464	701 North Michigan Avenue	701 North Michigan Avenue	Chicago	IL	60611	701 N. MICHIGAN LLC
2560	2739 North Clark Street	2739 N. Clark Street	Chicago	IL	60614	ACADIA CLARK DIVERSEY LLC
7510	Clybourn Galleria	1835B North Clybourn Avenue	Chicago	IL	60614	CLYBOURN GALLERIA
2104	Vernon Hills	311 Hawthorne Center	Vernon Hills	IL	60061	HAWTHORN LP
560	Woodgrove Festival	1001 W. 75th Street	Woodridge	IL	60517	KIMCO NORTH TRUST II
2506	Gurnee Mills	6170 W. Grand Avenue	Gurnee	IL	60031	MALL AT GURNEE MILLS LLC
7470	Clark Street	111 West Monroe	Chicago	IL	60603	NOP-HINES AAF HB BUILDING LLC
2125	Old Orchard Shopping Center	4999 Old Orchard Center	Skokie	IL	60077	OLD ORCHARD URBAN LP
527	Riverpoint Shopping Center	1730 West Fullerton Ave	Chicago	IL	60614	RIVERPOINT LLC
499	Chicago Premium Outlets	1650 Premium Outlets Boulevard	Aurora	IL	60502	SIMONCHELSEA DEVEL LLC
796	Chicago Premium Outlets	1650 Premium Outlets Boulevard	Aurora	IL	60502	SIMONCHELSEA DEVEL LLC
2724	Chicago Premium Outlets	1650 Premium Outlets Boulevard	Aurora	IL	60502	SIMONCHELSEA DEVEL LLC
2724	Space Saver Self Storage LP — 2724	2710 North Farnsworth Ave.	Aurora	IL	60502	SIMONCHELSEA DEVEL LLC
7448	Water Tower Place	845 N. Michigan Avenue	Chicago	IL	60611	WATER TOWER LLC
5001	Woodfield Mall	F-336 Woodfield Shopping Center	Schaumburg	IL	60173	WOODFIELD ASSOCIATES
6260	Woodfield Mall	K-110 Woodfield Shopping Center	Schaumburg	IL	60173	WOODFIELD ASSOCIATES
578	Chicago Premium Outlets	1650 Premium Outlets Boulevard Suite 1231	Aurora	IL	60502	SIMONCHELSEA DEVEL LLC
6768	Factory Stores of America — West Frankford	1000 Factory Outlet Drive	West Frankfort	IL	62896	DPI Group, LLC
7311	Circle Center Mall	49 West Maryland Street	Indianapolis	IN	46225	CIRCLE CENTRE CO
482	Edinburgh Premium Outlets	3070 Outlet Drive	Edinburgh	IN	46124	CPG PARTNERS LP
720	Edinburgh Premium Outlets	11691 NE Executive Drive	Edinburgh	IN	46124	CPG PARTNERS LP
2671	Edinburgh Premium Outlets	3145 Outlet Drive	Edinburgh	IN	46124	CPG PARTNERS LP
6953	Edinburgh Premium Outlets	3175 Outlet Drive	Edinburgh	IN	46124	CPG PARTNERS LP

Store No.	Property Name	Street	City	State	Zip Code	Landlords
35	Lighthouse Place Prem. Outlets	711 Wabash Street	Michigan City	IN	46360	LIGHTHOUSE PLACE PREMIUM OUTLETS -
735	Lighthouse Place Prem. Outlets	1660 Wabash Street	Michigan City	IN	46360	LIGHTHOUSE PLACE PREMIUM OUTLETS -
2536	Lighthouse Place Prem. Outlets	110 Wabash Street	Michigan City	IN	46360	LIGHTHOUSE PLACE PREMIUM OUTLETS -
7304	Fashion Mall at Keystone Cross	8702 Keystone Crossing	Indianapolis	IN	46240	SDG FASHION MALL LP
212	The Outlet Shoppes at Fremont	6245 North Old 27	Fremont	IN	46737	Horizon Group Properties
6782	Hanson Outlet Mall	100 Factory Outlet Dr	Hanson	KY	42413	DESANTIS PROPERTIES
6758	Butler Outlet Mall	2529 Highway 227	Carrollton	KY	41008	HK REALTY OF CARROLLTON, LLC
6752	Factory Stores of America	700 Outlet Drive	Arcadia	LA	71001	DESANTIS PROPERTIES
2017	The Esplanade	1401 West Esplanade Avenue	Kenner	LA	70065	ESPLANADE MALL LIMITED PARTNERSHIP
709	Tanger Center — Gonzales	2410 Tanger Boulevard	Gonzales	LA	70737	FACTORY FACTORY OUTLET CENTER
7392	Mall of Louisiana	6401 Blue Bonnet Boulevard	Baton Rouge	LA	70809	GGP MALL OF LOUISIANA LP
6129	Lakeside Mall	3301 Veterans Memorial Blvd	Metairie	LA	70002	GREATER LAKESIDE CORP.
7203	Lakeside Mall	3301 Veterans Memorial Boulevard	Metairie	LA	70002	GREATER LAKESIDE SHOPPING
7483	Mall of Acadiana	5725 Johnston Street	Lafayette	LA	70503	MALL OF ACADIANA
7388	Riverwalk	1 Poydras Street	New Orleans	LA	70130	RIVERWALK MALL
481	Tanger Center — Gonzales	2410 Tanger Boulevard	Gonzales	LA	70737	TANGER PROPERTIES LP
2563	Tanger Center — Gonzales	2410 Tanger Boulevard	Gonzales	LA	70737	TANGER PROPERTIES LP
1650	Tanger Outlet — Gonzales	2410 Tanger Blvd	Gonzales	LA	70737	TANGER PROPERTIES LP
2766	706 Canal Street	706 Canal Street	New Orleans	LA	70130	THE PICKWICK CLUB
2739	Louisiana Boardwalk	320 Boardwalk Boulevard	Bossier City	LA	71111	Bayer Properties Leasing and Mangment, LLC
7011	South Shore Plaza	250 Granite Street	Braintree	MA	02184	4838 BRAINTREE PROP ASSOC
3216	Copley Place	100 Huntington Ave	Boston	MA	02116	COPLEY PLACE ASSOC LLC
426	Wrentham Premium Outlets	One Premium Outlet Boulevard	Wrentham	MA	02093	CPG PARTNERS LP
743	Wrentham Premium Outlets	One Premium Outlet Boulevard	Wrentham	MA	02093	CPG PARTNERS LP
1517	Wrentham Premium Outlets	One Premium Outlet Boulevard	Wrentham	MA	02093	CPG PARTNERS LP
2681	Wrentham Premium Outlets	One Premium Outlet Boulevard	Wrentham	MA	02093	CPG PARTNERS LP
7477	Fanueil Hall Market Place	8 North Market Place Building	Boston	MA	02109	FANEUIL HALL MARKETPLACE
2621	Berkshire Outlet Village	120 Prime Outlets Blvd	Lee	MA	01238	PRIME OUTLETS AT LEE
358	Prime Outlets — Lee	510 Prime Outlets Blvd	Lee	MA	01238	PRIME OUTLETS AT LEE
744	Prime Outlets — Lee	130 Prime Outlets Boulevard	Lee	MA	01238	PRIME OUTLETS AT LEE
6832	Prime Outlets — Lee	470 Prime Outlets Blvd	Lee	MA	01238	PRIME OUTLETS AT LEE
6706	VF Factory Stores of America	375 Faunce Corner Road	North Dartmouth	MA	02747	Vanity Fair
6707	Cape Cod Factory Mall	1 Factory Outlet Road	Sagamore	MA	02561	Compass Realty Association
579	Wrentham Premium Outlets	One Premium Outlet Boulevard	Wrentham	MA	02093	CPG PARTNERS LP
759	Arundel Mills	7000 Arundel Mills Circle	Hanover	MD	21076	ARUNDEL MILLS LP
2702	Arundel Mills	7000 Arundel Mills Circle	Hanover	MD	21076	ARUNDEL MILLS LP
462	Arundel Mills	7000 Arundel Mills Circle	Hanover	MD	21076	ARUNDEL MILLS LP
3008	The Gallery at Harbor Place	200 East Pratt Street	Baltimore	MD	21202	BALTIMORE CTR ASSOC
2545	City Place	8661 Colevile Road	Silver Springs	MD	20910	CITY PLACE
6140	Columbia Mall	10300 Little Patuxent Parkway	Columbia	MD	21044	COLUMBIA MALL INC
2756	Boulevard at the Capital Center	900 K Capital Centre Boulevard	Largo	MD	20774	INLAND US MANAGEMENT LLC

Store No.	Property Name	Street	City	State	Zip Code	Landlords
6259	Lakeforest Center	701 Russell Avenue	Gaithersburg	MD	20877	LAKEFOREST ASSOCIATES LLC
6155	Montgomery Mall	7107 Democracy Boulevard	Bethesda	MD	20817	MONTGOMERY MALL LP
7007	Montgomery Mall	7101 Democracy Boulevard	Bethesda	MD	20817	MONTGOMERY MALL LP
1628	Prime Outets — Hagerstown	495 Prime Outlets Boulevard	Hagerstown	MD	21740	OUTLET VILLAGE OF HAGERSTOWN
406	Prime Outlets — Hagerstown	495 Prime Outlet Boulevard	Hagerstown	MD	21740	OUTLET VILLAGE OF HAGERSTOWN
747	Prime Outlets — Hagerstown	495 Prime Outlets Boulevard	Hagerstown	MD	21740	OUTLET VILLAGE OF HAGERSTOWN
2654	Prime Outlets — Hagerstown	495 Prime Outlets Boulevard	Hagerstown	MD	21740	OUTLET VILLAGE OF HAGERSTOWN
26	Prime Outlets — Queenstown	409 Outlet Center Drive	Queenstown	MD	21658	SECOND HORIZON GROUP LP
752	Prime Outlets — Queenstown	428 Outlet Center Drive	Queenstown	MD	21658	SECOND HORIZON GROUP LP
2778	Prime Outlets — Queenstown	217 Outlet Center Drive	Queenstown	MD	21658	SECOND HORIZON GROUP LP
6855	Prime Outlets — Queenstown	419 Outlet Center Drive	Queenstown	MD	21658	SECOND HORIZON GROUP LP
6143	Wheaton Plaza Regional SC	11160 Veirs Mall Road	Wheaton	MD	20902	WHEATON PLAZA REGIONAL
6341	White Flint Mall	11301 Rockville Pike	North Bethesda	MD	20895	WHITE FLINT MALL, LP
7425	White Flint Mall	11301 Rockville Pike	North Bethesda	MD	20895	WHITE FLINT MALL, LP
27	Prime Outlets — Perryville	68 Heather Lane	Perryville	MD	21903	Caton Realty
824	Kittery Premium Outlet	345 US Route 1	Kittery	ME	03904	CPG KITTERY
6846	Maine Outlet Mall	345 US Route 1	Kittery	ME	03904	CPG KITTERY
478	Denney Block	58 Main Street	Freeport	ME	04032	DENNEY BLOCK
2625	76 Main Street	76 Main St	Freeport	ME	04032	FREEPORT GROUP LLC
18	Kittery Premium Outlets	318 US Route1	Kittery	ME	03904	KITTERY PREMIUM OUTLETS LLC
16	Prime Outlets — Birch Run	12156 South Beyer Road	Birch Run	MI	48415	BIRCH RUN OUTLETS II LLC
738	Prime Outlets — Birch Run	8925 Market Place Drive	Birch Run	MI	48415	BIRCH RUN OUTLETS II LLC
2523	Prime Outlets — Birch Run	12156 South Beyer Road	Birch Run	MI	48415	BIRCH RUN OUTLETS II LLC
6803	Prime Outlets — Birch Run	12245 South Beyer Road	Birch Run	MI	48415	BIRCH RUN OUTLETS II LLC
6382	Fairlane Town Center LLC	18900 Michigan Ave	Dearborn	MI	48126	FAIRLANE TOWN CENTER
6207	Laurel Park Mall	37610 West Six Mile Road	Livonia	MI	48152	LAUREL PARK RETAIL PROP
7365	Laurel Park Mall	37648 West Six Mile Road	Livonia	MI	48152	LAUREL PARK RETAIL PROP
7501	The Mall at Partridge Creek	17370 Hall Road	Detroit	MI	48038	PATRIDGE CREEK FASHION PARK LLC
7379	Somerset Collection	2800 W. Big Beaver Road	Troy	MI	48084	SOMERSET COLLECTION
729	Tanger Center — Kensington	1475 North Burkhart Road	Howell	MI	48855	TANGER FACTORY OUTLET CENTER
408	Tanger Center — Kensington	1475 North Burkhart Road	Howell	MI	48855	TANGER PROPERTIES LIMITED PARTNERSH
2605	Tanger Center — Kensington	1475 North Burkhart Road	Howell	MI	48855	TANGER PROPERTIES LP
6976	Tanger Center — West Branch	2990 Cook Road	West Branch	MI	48661	TANGER PROPERTIES LP
7479	Twelve Oaks	27348 Novi Road	Novi	MI	48377	TWELVE OAKS MALL LP
448	Great Lakes Crossing	4004 Baldwin Road	Auburn Hills	MI	48326	Taubman Auburn Hills Assoc. LP
757	Great Lakes Crossing	4724 Bladwin Road	Auburn Hills	MI	48326	Taubman Auburn Hills Assoc. LP
2691	Great Lakes Crossing	4722 Baldwin Road	Auburn Hills	MI	48326	Taubman Auburn Hills Assoc. LP
453	Albertville Premium Outlets	6415 Labeaux Avenue NE	Albertville	MN	55301	CPG PARTNERS LP
7100	Mall of America	156 South Avenue	Bloomington	MN	55425	MALL OF AMERICA
2745	Albertville Premium Outlets	6500 Labeaux Avenue NE	Albertville	MN	55301	CPG Partners LP
6751	Factory Merchants Branson	1000 Pat Nash Drive	Branson	MO	65616	CPG PARTNERS LP

Store No.	Property Name	Street	City	State	Zip Code	Landlords
52	Osage Beach Premium Outlets	4540 Highway 54	Osage Beach	MO	65065	CPG PARTNERS LP
2548	Osage Beach Premium Outlets	4540 Highway 54	Osage Beach	MO	65065	CPG PARTNERS LP
2105	St. Louis Galleria	1146 Saint Louis Galleria	St. Louis	MO	63117	SAINT LOUIS GALLERIA L.L.C.
6159	St. Louis Galleria	1186 Street Louis Galleria	St. Louis	MO	63117	SAINT LOUIS GALLERIA L.L.C.
2730	St. Louis Mills	5555 Saint Louis Mills Boulevard	Hazelwood	MO	63042	ST. LOUIS MILLS LP
556	Factory Merchants Branson	1000 Pat Nash Drive	Branson	MO	65616	CPG Partners LP
6759	Factory Stores — Lebanon	2020 Evergreen Parkway	Lebanon	MO	65536	CPG FINANCE I LLC
2538	Warrenton Outlet Center	1000 Outlet Center Drive	Warrenton	MO	63383	PRE/Warrenton, LLC
6950	Warrenton Outlet Center	1000 Outlet Center Drive	Warrenton	MO	63383	PRE/Warrenton, LLC
6760	Factory Stores of America	2824 South Eason Blvd	Tupelo	MS	38804	DESANTIS PROPERTIES
547	Prime Outlets — Gulfport	10645 Factory Shops Blvd	Gulfport	MS	39503	GULFPORT FACTORY SHOPS LP
767	Prime Outlets — Gulfport	10530 Factory Shops Blvd	Gulfport	MS	39503	GULFPORT FACTORY SHOPS/WACHOVIA BAN
7355	Northpark Mall	1200 E. Countyline Road	Ridgeland	MS	39157	NORTHPARK MALL LP
7356	Crabtree Valley Mall	4325 Glenwood Avenue	Raleigh	NC	27612	BANK OF AMERICA
7459	Independence Mall	3500 Olenader Drive	Wilmington	NC	28403	CENTRO INDEPENDENCE LLC
753	Concord Mills	8111 Concord Mills Boulevard	Concord	NC	28027	CONCORD MILLS MALL LP
2717	Concord Mills	8111 Concord Mills Boulevard	Concord	NC	28027	CONCORD MILLS MALL LP
463	Concord Mills	8111 Concord Mills Boulevard	Concord	NC	28027	CONCORD MILLS MALL LP
1633	Concord Mills	8111 Concord Mills Boulevard	Concord	NC	28027	CONCORD MILLS MALL LP
544	Carolina Premium Outlets	1025 Industrial Park Drive	Smithfield	NC	27577	CPG FINANCE I LLC
754	Carolina Premium Outlets	1025 Industrial Park Drive	Smithfield	NC	27577	CPG FINANCE I LLC
2785	Carolina Premium Outlets	1025 Industrial Park Drive	Smithfield	NC	27577	CPG FINANCE I LLC
6738	Carolina Premium Outlets	1025 Industrial Park Drive	Smithfield	NC	27577	CPG FINANCE I LLC
7332	Four Seasons Town Center	237 Four Seasons Town Center	Greensboro	NC	27407	GGP-FOUR SEASONS, LLC
6195	Hanes Mall	3320 Silas Creek Parkway	Winston Salem	NC	27103	HANES MALL
7429	Hanes Mall	3320 Silas Creek Parkway	Winston Salem	NC	27103	HANES MALL
6128	South Park Mall	4400 Sharon Road	Charlotte	NC	28211	SOUTHPARK MALL LTD
7010	Southpark Mall	4400 Sharon Road	Charlotte	NC	28211	SOUTHPARK MALL LTD
746	Tanger Center — Blowing Rock	278 Shoppes on the Parkway Road	Blowing Rock	NC	28605	TANGER FACTORY OUTLET CENTER
1666	Tanger Outlet at Mebane-Easy Spirit Outlet 1666	4000 Arrowhead Blvd	Mebane	NC	27302	TANGER PROPERTIES LP
569	Tanger Outlet Center at Mebane-JNY-569	4000 Arrowhead Blvd	Mebane	NC	27302	TANGER PROPERTIES LP
844	Tanger Outlet Center at Mebane-Kasper-0844	4000 Arrowhead Blvd	Mebane	NC	27302	TANGER PROPERTIES LP
2855	Tanger Outlets Center at Mebane - Nine West Outlet 2855	4000 Arrowhead Blvd	Mebane	NC	27302	TANGER PROPERTIES LP
2577	Tanger Center — Nags Head	7100 South Croaton Highway	Nags Head	NC	27959	TANGER PROPERTIES LP
2631	Morrisville Outlets	1001 Airport Boulevard	Morrisville	NC	27560	The Focus Properties, Inc
6809	Factory Stores of America	1001 Nebraska State Highway No.2	Nebraska City	NE	68410	CPG FINANCE I LLC
355	Lakes Region Factory Stores	120 Laconia Road	Tilton	NH	03276	COROC/LAKES REGION LLC
6952	Lakes Region Factory Stores	120 Laconia Road	Tilton	NH	03276	COROC/LAKES REGION LLC
2573	Tanger Outlet — Tilton	120 Laconia Road	Tilton	NH	03276	Tanger Properties LP
2813	3605 Bergenline Avenue	3605 Bergenline Avenue	Union City	NJ	07087	3605 BERGENLINE LLC
6117	Livingston Mall	112 Eisenhower Parkway	Livingston	NJ	07039	4828 LIVINGSTON MALL VENTURE

Store No.	Property Name	Street	City	State	Zip Code	Landlords
6177	Rockaway Town Square	301 Mt. Hope Avenue	Rockaway	NJ	07866	4835 ROCKAWAY CENTER ASSOC
539	The Walk	119 North Arkansas Avenue	Atlantic City	NJ	08401	ATLANTIC CITY ASSOC NUMBER TWO
1646	The Walk	2026 Baltic Avenue	Atlantic City	NJ	08401	ATLANTIC CITY ASSOC NUMBER TWO
2750	The Walk	124 N. Michigan Avenue	Atlantic City	NJ	08401	ATLANTIC CITY ASSOC NUMBER TWO
6105	Bridgewater Commons	400 Commons Way	Bridgewater	NJ	08807	BRIDGEWATER COMMONS MALL II
2701	Liberty Village Premium Outlet	1 Church Street	Flemington	NJ	08822	CPG PARTNERS LP
381	Jackson Outlet Village	537 Monmouth Road	Jackson	NJ	08527	CPG PARTNERS LP
733	Jackson Outlet Village	537 Monmouth Road	Jackson	NJ	08527	CPG PARTNERS LP
2643	Jackson Outlet Village	537 Monmouth Road	Jackson	NJ	08527	CPG PARTNERS LP
505	CPG Tinton Falls Urban Renewal	1 Premium Outlet Boulevard	Tinton Fall	NJ	07753	CPG TINTON FALLS URBAN RENEWAL LLC
1623	CPG Tinton Falls Urban Renewal	1 Premium Outlet Boulevard	Tinton Fall	NJ	07753	CPG TINTON FALLS URBAN RENEWAL LLC
2746	CPG Tinton Falls Urban Renewal	1 Premium Outlet Boulevard	Tinton Fall	NJ	07753	CPG TINTON FALLS URBAN RENEWAL LLC
841	Jersey Shore Premium Outlets	1 Premium Outlet Boulevard	Tinton Fall	NJ	07753	CPG TINTON FALLS URBAN RENEWAL LLC
2840	Brick Plaza	6 Brick Plaza	Brick	NJ	08723	FEDERAL REALTY INVESTMENT
6151	Freehold Raceway Mall	3710 US Highway 9	Freehold	NJ	07728	FREEHOLD RACEWAY MALL
2853	Interstate Shopping Center	37 Interstate Shopping Center	Ramsey	NJ	07446	GABRELLIAN ASSOCIATES G.P.
768	Jersey Gardens Mall	651 Kapkowski Road	Elizabeth	NJ	07201	JERSEY GARDENS
1609	Jersey Gardens Mall	651 Kapkowski Road	Elizabeth	NJ	07201	JERSEY GARDENS
2699	Jersey Gardens Mall	651 Kapkowski Road	Elizabeth	NJ	07201	JERSEY GARDENS
2669	33 East Palisade Avenue	33 East Palisade Avenue	Englewood	NJ	07631	KUTIK REALTY LLC
6137	Quaker Bridge Mall	147 Quarker Bridge Mall	Lawrenceville	NJ	08648	LAWRENCE ASSOC
3210	Menlo Park Mall	55 Parsonage Road	Edison	NJ	08837	MENLO PARK MALL
6267	Menlo Park Mall	55 Parsonage Road	Edison	NJ	08837	MENLO PARK MALL
7421	Newport Centre Mall	30 Mall Drive	Jersey City	NJ	07310	NEWPORT CENTRE LLC
6149	Paramus Park Shopping Center	1445 Paramus Park	Paramus	NJ	07652	PARAMUS PARK SHOPPING CTR
770	281 Route 10 East	281 Route 10 East	Succasunna	NJ	07876	ROXVILLE ASSOCIATES
15	Designer Outlet Gallery	55 Hartz Way	Secaucus	NJ	07094	SECAUCUS OUTLET CENTER LLC
2743	Designers Outlet Gallery	55 Hartz Way	Secaucus	NJ	07094	SECAUCUS OUTLET CENTER LLC
815	Secaucus Outlet Center LLC	55 Hartz Way	Secaucus	NJ	07094	SECAUCUS OUTLET CENTER LLC
7474	The Mall at Short Hills	1200 Morris Turnpike	Short Hills	NJ	07078	SHORT HILLS ASSOC LLC
2543	1235 West Chestnut Street	1235 West Chestnut Street	Union	NJ	07083	U22 ASSOC LLC C/O VANICK PROP
515	Valley Mall Shopping Center	977 Valley Road	Gillette	NJ	07933	VALLEY & PLAINFIELD ASSOCIATES L.P.
2800	Valley Mall Shopping Center	977 Valley Road	Gillette	NJ	07933	VALLEY & PLAINFIELD ASSOCIATES L.P.
2561	Paterson-Hamburg Turnpike	58 Paterson Hamburg Turnpike	Wayne	NJ	07470	WAYNE PSC LLC
7118	Garden State Plaza	1 Garden State Plaza	Paramus	NJ	07652	WESTFIELD GARDEN STATE PLAZA LP
6182	Garden State Plaza	1 Garden State Plaza	Paramus	NJ	07652	WESTLAND GARDEN STATE LLC
4007	Willowbrook Mall	1775 Willowbrook Mall	Wayne	NJ	07470	WILLOWBROOK MALL LP
6329	Willowbrook Mall	1600 Willowbrook Mall	Wayne	NJ	07470	WILLOWBROOK MALL LP
6118	Woodbridge Center	310 Woodbridge Center Drive	Woodbridge	NJ	07095	WOODBRIDGE CENTER INC
315	Liberty Village Premium Outlet	1 Church Street	Flemington	NJ	08822	CPG Partners LP
473	Olde Lafayette Village	75 Route 15 - Building F - Upper level	Lafayette	NJ	07848	Olde Lafayette Village

Store No.	Property Name	Street	City	State	Zip Code	Landlords
6815	Harmon Cove	20 Enterprise Avenue	Secaucus	NJ	07094	Hartz Mountain
99	Santa Fe Factory Stores	8380 Cerrillos Road	Santa Fe	NM	87505	SANTA FE FACTORY STORES
2558	Santa Fe Factory Stores	8380 Cerrillos Road	Santa Fe	NM	87507	AWE Talisman
410	Las Vegas Outlet Center	7400 Las Vegas Boulevard South	Las Vegas	NV	89123	CHELSEA LAS VEGAS HOLDINGS, LLC
1641	Las Vegas Outlet Center	7400 Las Vegas Boulevard	Las Vegas	NV	89123	CHELSEA LAS VEGAS HOLDINGS, LLC
713	Las Vegas Outlet Center	7680 Las Vegas Boulevard South	Las Vegas	NV	89123	E.J. FINANCIAL ENTERPRISES LLC
2534	Las Vegas Outlet Center	7680 Las Vegas Boulevard South	Las Vegas	NV	89123	E.J. FINANCIAL ENTERPRISES, LLC
2673	Fashion Outlets of Las Vegas	32100 Las Vegas Boulevard	Primm	NV	89019	FASHION OUTLET OF LAS VEGAS
6354	Fashion Show	3200 Las Vegas Boulevard South	Las Vegas	NV	89109	FASHION SHOW MALL-ROUSE
7456	Fashion Show	3200 Las Vegas Boulevard South	Las Vegas	NV	89109	FASHION SHOW MALL-ROUSE
1603	Horizon Outlet Center	1955 S. Casino Drive	Laughlin	NV	89029	PRE/LAUGHLIN (NV) LLC
484	Las Vegas Premium Outlets	875 S. Grand Central Parkway	Las Vegas	NV	89106	SIMON/CHELSEA LAS VEGAS DEVELOPMENT
2764	Las Vegas Premium Outlets	875 S. Grand Central Parkway	Las Vegas	NV	89106	SIMON/CHELSEA LAS VEGAS DEVELOPMENT
849	Las Vegas Premium Outlets - 0849	875 S. Grand Central Parkway Suite 1831	Las Vegas	NV	89106	SIMON/CHELSEA LAS VEGAS DEVELOPMENT
549	Legends of Sparks Marina	1330 Scheels Drive	Sparks	NV	89434	Sparks Legend Development Inc
6381	2251 Broadway	2251 Broadway	New York City	NY	10024	2255 HOLDING CO.
2761	305 East Kingsbridge Road	305 E. Kingsbridge Road	Bronx	NY	10458	305 EAST KINGSBRIDGE RD CORP
6021	Roosevelt Field Mall	630 Old Country Road	Garden City	NY	11530	4836 THE RETAIL PROP TRUST
6227	Roosevelt Field Mall	630 Old Country Road	Garden City	NY	11530	4836 THE RETAIL PROP TRUST
7338	577 Broadway	577 Broadway	New York City	NY	10012	577 RETAIL LLC
3212	750 Lexington Avneue	750 Lexington Ave	New York City	NY	10022	750 LEXINGTON AVE
2555	Bradley Shopping Center	2470 Central Park Avenue	Yonkers	NY	10710	ACKLINIS YONKERS REALTY
6830	Adirondack Factory	1454 State Road 9	Lake George	NY	12845	ADIRONDACK OUTLET MALL
6156	Kings Plaza Shopping Center	5393 Kings Plaza	Brooklyn	NY	11234	ALEXANDER’S KINGS PLAZA
7001	Kings Plaza Shopping Center	5145 Kings Plaza	Brooklyn	NY	11234	ALEXANDER’S KINGS PLAZA
2582	Georgetown Shopping Center	2125 Ralph Avenue	Brooklyn	NY	11234	ASTORIA HOLDING CORP
2574	Kohl’s Shopping Center	527 Boston Post Road	Port Chester	NY	10573	AVR-PORTCHESTER LLC
2771	Bay Plaza	2180 Bartow Avenue	Bronx	NY	10475	BAY PLAZA COMMUNITY CENTER LLC
7457	2 Broadway	2 Broadway	New York City	NY	10004	COLLIERS ABR INC. A/A/F MTA
6198	Colonie Center	15 Wolf Road	Albany	NY	12205	COLONIE CENTER LLC
479	Woodbury Commons Premium Outlet	625 Blue Bird Court	Central Valley	NY	10917	CPG PARTNERS LP
722	Woodbury Commons Premium Outlet	127 Marigold Court	Central Valley	NY	10917	CPG PARTNERS LP
1655	Woodbury Commons Premium Outlet	627 Blue Bird Court	Central Valley	NY	10917	CPG PARTNERS LP
2505	Woodbury Commons Premium Outlet	649 Bluebird Court	Central Valley	NY	10917	CPG PARTNERS LP
6288	Cross County Shopping Center	7010 Xavier Drive	Yonkers	NY	10704	CROSS COUNTY S.C.
514	Fashion Outlets — Niagara	1824 Military Road	Niagara Falls	NY	14304	FASHION OUTLET OF NIAGARA FALLS-FAC
2517	Prime Outlets — Niagara Falls	1828 Military Road	Niagara Falls	NY	14304	FASHION OUTLET OF NIAGARA FALLS-FAC
488	Sands Shopping Center	3521 Long Beach Road	Oceanside	NY	11572	G&L BUILDING CORP.
1627	Sands Shopping Center	3571 Long Beach Road	Oceanside	NY	11572	G&L BUILDING CORP.
2583	The Sands Shopping Center	3563 Long Beach Road	Oceanside	NY	11572	G&L BUILDING CORP.
6245	1518 3rd Avenue	1518 3rd Avenue	New York City	NY	10028	HSBC BANK USA

Store No.	Property Name	Street	City	State	Zip Code	Landlords
2732	Harlem USA	282 Nicholas Street	New York City	NY	10027	HUSA MANAGEMENT CO., LLC
2809	166-19 Jamaica Avenue	166-19 Jamaica Avenue	Queens	NY	11432	JAMAICA & MERRICK LLC
2541	French Mountain Commons	1439 State Route 9	Lake George	NY	12845	L & M INVESTMENT ASSOC
58	Lake George Plaza	1424 State Route 9	Lake George	NY	12845	LAKE GEORGE PLAZA LLC
798	Lake George Plaza	1424 State Route 9	Lake George	NY	12845	LAKE GEORGE PLAZA LLC
6278	Queens Center	90-15 Queens Blvd	Elmhurst	NY	11373	MACERICH QUEENS LP
5005	Queens Center	90-15 Queens Blvd	Elmhurst	NY	11373	MACERICH QUEENS LP
1616	The Mall at the Source	1504 Old Country Road	Westbury	NY	11590	MALL AT THE SOURCE
2711	The Mall at the Source	1504 Old Country Road	Westbury	NY	11590	MALL AT THE SOURCE
6320	1166 6th Avenue at 46th Street	1166 6th Avenue at 46th Street	New York City	NY	10036	MARSH & McLENNAN COMPANIES, INC.
7317	341 Madison Avenue	341 Madison Avenue	New York City	NY	10017	METROPOLITAN TRANSPORTATION AUTHORI
1112	655 Madison Ave	655 Madison Ave	New York City	NY	10021	PLAZA MADISON LLC
7014	Walden Galleria	One Walden Galleria	Buffalo	NY	14225	PYRAMID WALDEN CO LP
6188	Walden Galleria	One Walden Galleria	Buffalo	NY	14225	PYRAMID WALDEN COMPANY LP
6290	183 Broadway	182 Broadway	New York City	NY	10038	RAS LLC
7487	Rockefeller Plaza — Nine West	1258 Avenue of the Americas	New York City	NY	10020	RCPI LANDMARK PROPERTIES LLC
2801	The Hub	153 and 154th Street	Bronx	NY	10455	RELATED RETAIL
6116	555 Madison Ave	555 Madison Avenue	New York City	NY	10022	RODNEY COMPANY
7495	71-34 Austin Street	71-34 Austin Street	Queens	NY	11375	SEIDMAN REALTY CO
6390	331 Madison Avenue	331 Madison Ave	New York City	NY	10017	SLG 331 MADISON LLC
2792	Fresh Meadows	61-26 190th Street	Fresh Meadows	NY	11365	STREET RETAIL, INC.
736	Tanger Center — Riverhead	513 Tanger Mall Drive	Riverhead	NY	11901	TANGER FACTORY OUTLET CENTER
530	Tanger Outlet — The Arches	1308 The Arches Circle	Deer Park	NY	11729	TANGER OUTLETS AT THE ARCHES
828	Tanger Outlet — The Arches	613 The Arches Circle	Deer Park	NY	11729	TANGER OUTLETS AT THE ARCHES
1639	Tanger Outlet — The Arches	1599 The Arches Circle	Deer Park	NY	11729	TANGER OUTLETS AT THE ARCHES
2797	Tanger Outlet — The Arches	1583 The Arches Circle	Deer Park	NY	11729	TANGER OUTLETS AT THE ARCHES
2562	Tanger Center — Riverhead	203 Tanger Mall Drive	Riverhead	NY	11901	TANGER PROPERTIES LP
6968	Tanger Outlet — Riverhead	811 Tanger Mall Drive	Riverhead	NY	11901	TANGER PROPERTIES LP
220	Tanger Center — Riverhead	201 Tanger Mall Drive	Riverhead	NY	11901	TANGER PROPERTIES LP—QTR OFFICE SE
6160	The Westchester	125 Westchester Avenue	White Plains	NY	10601	THE WESTCHESTER
7300	The Westchester	125 Westchester Avenue	White Plains	NY	10601	THE WESTCHESTER
2542	Plainview Shopping	381 S. Oyster Bay Road	Plainview	NY	11803	TREECO/CENTERS LP
270	Waterloo Premium Outlets	655 Route 318	Waterloo	NY	13165	WATERLOO PREMIUM OUTLETS LLC
732	Waterloo Premium Outlets	655 Route 318	Waterloo	NY	13165	WATERLOO PREMIUM OUTLETS LLC
2615	Waterloo Premium Outlets	655 Route 318	Waterloo	NY	13165	WATERLOO PREMIUM OUTLETS LLC
7327	675 5th Avenue	675 5th Avenue	New York City	NY	10022	YEUNG CHI SHING
574	Fashion Outlets of Niagara	1824 Military Road	Niagara Falls	NY	14304	The Talisman Company
5010	Beachwood Place	26300 Cedar Road	Beachwood	OH	44122	BEACHWOOD PLACE
564	Cincinnati Premium Outlets	968 Premium Outlet Drive	Monroe	OH	45050	CHELSEA MONROE HOLDINGS LLC
836	Cincinnati Premium Outlets	965 Premium Outlet Drive	Monroe	OH	45050	CHELSEA MONROE HOLDINGS LLC
1661	Cincinnati Premium Outlets	419 Premium Outlet Drive	Monroe	OH	45050	CHELSEA MONROE HOLDINGS LLC

Store No.	Property Name	Street	City	State	Zip Code	Landlords
2847	Cincinnati Premium Outlets	971 Premium Outlet Drive	Monroe	OH	45050	CHELSEA MONROE HOLDINGS LLC
3215	Easton Town Center	171 Easton Town Center	Columbus	OH	43219	EASTON TOWN CENTER
6016	Kenwood Towne Centre	7875 Montgomery Road	Cincinnati	OH	45236	KENWOOD MALL, LLC
6133	Kenwood Towne Centre	7875 Montgomery Road	Cincinnati	OH	45236	KENWOOD MALL, LLC
2539	Prime Outlet — Jeffersonville	8715 Factory Shops Blvd	Jeffersonville	OH	43128	OHIO FTY SHOPS PTNSH/WACHOVIA BANK
1532	Prime Outlets — Jeffersonville	8540 Factory Shops Blvd	Jeffersonville	OH	43128	OHIO FTY SHOPS PTNSH/WACHOVIA BANK
6984	1107 1/2 South 2nd St	1107 1/2 South 2nd St	Ripley	OH	45167	RIPLEY, VILLAGE OF
566	Tower City Center	230 West Huron Road	Cleveland	OH	44113	TOWER CITY MEMBER LLC
25	Aurora Farms Premium Outlets	549 South Chillicothe Road	Aurora	OH	44202	CPG Partners LP
2736	Aurora Farms Premium Outlets	549 South Chillicothe Road	Aurora	OH	44202	CPG Partners LP
6987	Aurora Farms Premium Outlets	549 South Chillicothe Road	Aurora	OH	44202	CPG Partners LP
7400	Penn Square Mall	1901 Northwest Expressway	Oklahoma City	OK	73118	7603 PENN SQUARE MALL
2012	Woodland Hills Mall	7021 South Memorial Drive	Tulsa	OK	74133	WOODLAND HILL MALL LLC
522	Columbia Gorge Factory Stores	450 NW 257th Avenue	Troutdale	OR	97060	CHELSEA FINANCING PARTNERSHIP LP -
6725	Columbia Gorge Factory Stores	450 NW 257 Drive Way	Troutdale	OR	97060	CHELSEA FINANCING PARTNERSHIP LP -
413	Factory Stores at Lincoln City	1500 S.E. East Devils Lake Road	Lincoln City	OR	97367	COROC/LINCOLN CITY LLC
1545	Factory Stores at Lincoln City	1500 S.E. East Devils Lake Road	Lincoln City	OR	97367	COROC/LINCOLN CITY LLC
450	Woodburn Company Stores	1001 Arney Road	Woodburn	OR	97071	CRAIG REALTY GROUP WOODBURN
2744	Woodburn Company Stores	1001 Arney Road	Woodburn	OR	97071	CRAIG REALTY GROUP - WOODBURN LLC
392	Seaside Factory Outlet Center	1111 N. Roosevelt Street	Seaside	OR	97138	NORTHWEST CAPITAL INVESTMENT GROUP
7115	Pioneer Place	700 S.W. 5th Ave	Portland	OR	97204	PIONEER PLACE MALL LP
7517	Southside Works	2746 Sidney Street	Pittsburgh	PA	15203	2700 EAST CARSON
7433	Pittsburgh Airport	Airside Terminal Center Core	Pittsburgh	PA	15231	BAA PITTSBURGH INC
506	Philadelphia Premium Outlets	18 West Light Cap Road	Pottstown	PA	19464	CHELSEA LIMERICK
818	Philadelphia Premium Outlets	18 West Light Cap Road	Pottstown	PA	19464	CHELSEA LIMERICK
1624	Philadelphia Premium Outlets	18 West Light Cap Road	Pottstown	PA	19464	CHELSEA LIMERICK
2747	Philadelphia Premium Outlets	18 West Light Cap Road	Pottstown	PA	19464	CHELSEA LIMERICK
33	The Crossings Premium Outlets	1000 Route 611	Tannersville	PA	18372	CHELSEA POCONO FINANCE LLC
740	The Crossings Premium Outlets	1000 Route 611	Tannersville	PA	18372	CHELSEA POCONO FINANCE LLC
6731	The Crossings Premium Outlets	1000 Route 611	Tannersville	PA	18372	CHELSEA POCONO FINANCE LLC
53	1711 Walnut Street	1711 Walnut Street	Philadelphia	PA	19103	EDWARD M. PAUL
715	Franklin Mills	1791 Franklin Mills Circle	Philadelphia	PA	19154	FRANKLIN MILLS ASSOC LP
1536	Franklin Mills	1629 Franklin Mills Circle	Philadelphia	PA	19154	FRANKLIN MILLS ASSOC LP
2500	Franklin Mills	1659 Franklin Mills Circle	Philadelphia	PA	19154	FRANKLIN MILLS ASSOC LP
243	The Outlets at Hershey	112 Outlet Square	Hershey	PA	17033	FSH ASSOCIATES LP
756	The Outlets at Hershey	120 Outlet Square	Hershey	PA	17033	FSH ASSOCIATES LP
2593	The Outlets at Hershey	114 Outlet Square	Hershey	PA	17033	FSH ASSOCIATES LP
6965	The Outlets at Hershey	142 Outlet Square	Hershey	PA	17033	FSH ASSOCIATES LP
456	Gettysburg Village Factory Stores	1863 Gettysburg Village Drive	Gettysburg	PA	17325	GETTYSBURG OUTLET CENTER LP
1613	Gettysburg Village Factory Stores	1863 Gettysburg Village Drive	Gettysburg	PA	17325	GETTYSBURG OUTLET CENTER LP
224	Prime Outlets — Grove City	1911 Leesburgh Grove City Road	Grove City	PA	16127	GROVE CITY FTRY SHOPS LP & WACHOVIA

Store No.	Property Name	Street	City	State	Zip Code	Landlords
730	Prime Outlets — Grove City	1911 Leesburgh Grove City Road	Grove City	PA	16127	GROVE CITY FTRY SHOPS LP & WACHOVIA
2569	Prime Outlets — Grove City	1911 Leesburgh Grove City Road	Grove City	PA	16127	GROVE CITY FTRY SHOPS LP & WACHOVIA
6828	Prime Outlets — Grove City	1911 Leesburgh Grove City Road	Grove City	PA	16127	GROVE CITY FTRY SHOPS LP & WACHOVIA
2796	The Gallery at Market East	9th & Market Street (lower Level)	Philadelphia	PA	19107	KEYSTONE PHILADELPHIA PROPERTIES LP
6392	Shops at Liberty Place	1625 Chestnut Street	Philadelphia	PA	19103	LIBERTY PLACE RETAIL ASSOC. LP
3217	Shops at Liberty Place	1625 Chestnut Street	Philadelphia	PA	19103	LIBERTY PLACE RETAIL ASSOC. LP
57	Rockvale Square	35 South Willowdale Drive	Lancaster	PA	17602	ROCKVALE OUTLET CENTER
724	Rockvale Square	35 South Willowdale Drive	Lancaster	PA	17602	ROCKVALE OUTLET CENTER
922	Rockvale Square	35 South Willowdale Drive	Lancaster	PA	17602	ROCKVALE OUTLET CENTER
6844	Rockvale Square	35 South Willowdale Drive	Lancaster	PA	17602	ROCKVALE OUTLET CENTER
2109	Ross Park Mall	1000 Ross Park Mall Drive	Pittsburgh	PA	15237	ROSS PARK MALL-NWS
6126	South Hills Village	301 South Hills Village	Pittsburgh	PA	15241	SOUTH HILLS VILLAGE
546	Tanger Outlet — Pittsburg	2200 Tanger Boulevard	Washington	PA	15301	TANGER OUTLETS PITTSBURG
833	Tanger Outlet — Pittsburg	2200 Tanger Boulevard	Washington	PA	15301	TANGER OUTLETS PITTSBURG
1649	Tanger Outlet — Pittsburg	2200 Tanger Boulevard	Washington	PA	15301	TANGER OUTLETS PITTSBURG
2820	Tanger Outlet — Pittsburg	2200 Tanger Boulevard	Washington	PA	15301	TANGER OUTLETS PITTSBURG
2554	Tanger Center — Lancaster	116 Stanley K. Tanger Boulevard	Lancaster	PA	17602	TANGER PROPERTIES LP
6874	Tanger Outlet — Lancaster	308 Stanley K. Tanger Boulevard	Lancaster	PA	17602	TANGER PROPERTIES LP
6378	Valley Square Shopping Center	1572 Main Street	Warrington	PA	18976	VALLEY SQUARE MALL
272	Penns Purchase Factory Outlet	5861York Road	Lahaska	PA	18931	CB Richard Ellis
2584	Penns Purchase Factory Outlet	5861York Road	Lahaska	PA	18931	CB Richard Ellis
6956	Penns Purchase Factory Outlet	5861York Road	Lahaska	PA	18931	CB Richard Ellis
930	Designer Place	739 Reading Avenue	Reading	PA	19610	VF Factory Outlet
731	VF Desginer Place	739 Reading Ave	Reading	PA	19611	Vanity Fair
6805	Vanity Fair Wyomissing	801 Hill Avenue	Wyomissing	PA	19610	Vanity Fair
7524	Plaza Las Americas	525 FD Roosevelt Ave	San Juan	PR	00918	PLAZA LAS AMERICAS, INC
2850	Puerto Rico Premium Outlets	1 Prime Outlets Boulevard	Barceloneta	PR	00617	PR BARCELONETA LLC
7342	Haywood Mall	700 Haywood Road	Greenville	SC	29607	4825 SPG LP AS AGENT FOR
373	Tanger Outlet — Myrtle Beach	4628 Factory Stores Boulevard	Myrtle Beach	SC	29579	COROC/MYRTLE BEACH LLC
2594	Tanger Outlet — Myrtle Beach	4628 Factory Stores Boulevard	Myrtle Beach	SC	29579	COROC/MYRTLE BEACH LLC
6988	Tanger Outlet — Myrtle Beach	4641 Factory Stores Boulevard	Myrtle Beach	SC	29579	COROC/MYRTLE BEACH LLC
7409	218 King Street	218 King Street	Charleston	SC	29401	KING @ MARKET LP
2652	Prime Outlet — Gaffney	435 Factory Shops Boulevard	Gaffney	SC	29341	PRIME OUTLETS AT GAFFNEY
764	Tanger Center — Myrtle Beach	10839 Kings Road	Myrtle Beach	SC	29572	TANGER FACTORY OUTLET CENTER
825	Tanger Outlet — Charleston	4840 Tanger Outlet Center	North Charleston	SC	29418	TANGER PROPERTIES LP
1629	Tanger Outlet — Charleston	4840 Tanger Outlet Center	North Charleston	SC	29418	TANGER PROPERTIES LP
2762	Tanger Outlet — Charleston	4840 Tanger Outlet Center	North Charleston	SC	29418	TANGER PROPERTIES LP
512	Tanger Outlet — Charleston	4840 Tanger Outlet Center	North Charleston	SC	29418	TANGER PROPERTIES LP
493	Tanger Center — Myrtle Beach	10839 Kings Road	Myrtle Beach	SC	29572	TWMB ASSOCIATES, LLC
1602	Tanger Center — Myrtle Beach	10827 Kings Road	Myrtle Beach	SC	29572	TWMB ASSOCIATES, LLC.
2723	Tanger Center — Myrtle Beach	10839 Kings Road	Myrtle Beach	SC	29572	TWMB ASSOCIATES, LLC.

Store No.	Property Name	Street	City	State	Zip Code	Landlords
77	Fresh Market Shoppes	890 William Hilton Parkway	Hilton Head	SC	29928	WEINGARTEN REALTY INVESTORS
925	Colonial Pinnacle Turkey Creek	11345 Parkside Drive	Knoxville	TN	37934	COLONIAL REALTY LTD PARTNERSHIP -TR
800	Crossville Premium Outlets	228 Interstate Drive	Crossville	TN	38555	CPG FINANCE II LLC
6887	Belz Factory Outlet	2636 Teaster Lane	Pigeon Forge	TN	37863	FOM PIGEON FORGE
848	Fact Outlet Pigeon Forge Annex	2646 Teaster Lane	Pigeon Forge	TN	37863	FOM PIGEON FORGE
7013	Mall at Green Hills	2126 Abbott Martin Road	Nashville	TN	37215	MALL AT GREEN HILLS OF TN LLC
4003	Oak Court	4465 Poplar Avenue	Memphis	TN	38117	OAK COURT MALL — NINE WEST
742	Prime Outlets — Lebanon	One Outlet Village Blvd	Lebanon	TN	37090	PRIME OUTLETS @ LEBANON LP/WACHOVIA
737	Tanger Center — Sevierville	1645 Parkway	Sevierville	TN	37862	TANGER FACTORY OUTLET CENTER
559	Tanger Center — Sevierville	1645 Parkway	Sevierville	TN	37862	TANGER OUTLETS AT SEVIERVILLE
1656	Tanger Center — Sevierville	1645 Parkway	Sevierville	TN	37862	TANGER PROPERTIES LP
2629	Tanger Center — Sevierville	1645 Parkway	Sevierville	TN	37862	TANGER PROPERTIES LP
7393	Wolfchase Galleria	2760 N Germantown Parkway	Memphis	TN	38133	WOLFCHASE GALLERIA
6766	Factory Stores of America	228 Interstate Drive	Crossville	TN	38555	Kennedy Wilson Properties Ltd.
7530	Coolsprings Galleria	1800 Galleria Blvd	Franklin	TN	37067	CBL & Associates
830	TOWN CENTER NORTH—830	5591 HIGHWAY 153	HIXSON	TN	37343	Wolford Development
476	Prime Outlets — Lebanon	One Outlet Village Blvd	Lebanon	TN	37090	Prime Retail Group
1663	Prime Outlets — Lebanon	One Outlet Village Blvd	Lebanon	TN	37090	Prime Retail Group
6722	Factory Merchants	2850 Parkway	Pigeon Forge	TN	37863	Robbins Properties I, LLC
7364	Cielo Vista Mall	8401 Gateway Boulevard West	EL Paso	TX	79925	0511 SIMON PROP GRP (TX)
7413	The Arboretum	10000 Research Boulevard	Austin	TX	78759	4602 SPG ARB ASSOCIATES L.P.
1202	Barton Creek Mall	2901 Capital of Texas Highway	Austin	TX	78746	BARTON CREEK
403	Baybrook Mall	1362 Baybrook Mall	Friendswood	TX	77546	BAYBROOK MALL LP
474	Allen Premium Outlets	820 West Stacy Road	Allen	TX	75013	CHELSEA ALLEN DEVELOPMENT LP
762	Allen Premium Outlets	820 West Stacy Road	Allen	TX	75013	CHELSEA ALLEN DEVELOPMENT LP
918	Allen Premium Outlets	820 West Stacy Road	Allen	TX	75013	CHELSEA ALLEN DEVELOPMENT LP
2720	Allen Premium Outlets	820 West Stacy Road	Allen	TX	75013	CHELSEA ALLEN DEVELOPMENT LP
6996	Allen Premium Outlets	820 West Stacy Road	Allen	TX	75013	CHELSEA ALLEN DEVELOPMENT LP
545	Houston Premium Outlets	29300 Hempstead Road	Cypress	TX	77433	CPG HOUSTON HOLDINGS LP
832	Houston Premium Outlets	29300 Hempstead Road	Cypress	TX	77433	CPG HOUSTON HOLDINGS LP
1653	Houston Premium Outlets	29300 Hempstead Road	Cypress	TX	77433	CPG HOUSTON HOLDINGS LP
2827	Houston Premium Outlets	29300 Hempstead Road	Cypress	TX	77433	CPG HOUSTON HOLDINGS LP
513	Rio Grande Outlets	5001 E. Expressway 83	Mercedes	TX	78570	CPG MERCEDES L.P.
829	Rio Grande Outlets	5001 E. Expressway 83	Mercedes	TX	78570	CPG MERCEDES L.P.
1630	Rio Grande Outlets	5001 E. Expressway 83	Mercedes	TX	78570	CPG MERCEDES L.P.
2763	Rio Grande Outlets	5001 E. Expressway 83	Mercedes	TX	78570	CPG MERCEDES L.P.
507	Round Rock Premium Outlets	4401 North IH 35	Round Rock	TX	78664	CPG ROUND ROCK LP
819	Round Rock Premium Outlets	4401 North IH 35	Round Rock	TX	78664	CPG ROUND ROCK LP
1625	Round Rock Premium Outlets	4401 North IH 35	Round Rock	TX	78664	CPG ROUND ROCK LP
2748	Round Rock Premium Outlets	4401 North IH 35	Round Rock	TX	78664	CPG ROUND ROCK LP
37	Craig Realty Group Hillsboro	104 I 35 NE	Hillsboro	TX	76645	CRAIG REALTY GROUP—HILLSBORO LLC

Store No.	Property Name	Street	City	State	Zip Code	Landlords
714	Craig Realty Group Hillsboro	104 I 35 N.E.	Hillsboro	TX	76645	CRAIG REALTY GROUP-HILLSBORO LLC
7208	Dallas Galleria	13350 Dallas Parkway	Dallas	TX	75240	DALLAS GALLERIA
7321	Willowbrook Mall	7925 FM 1960 West	Houston	TX	77070	GGP WILLOWBROOK LP
2664	Grapevine Mills	3000 Grapevine Mills Parkway	Grapevine	TX	76051	GRAPEVINE MILLS LTD PTSP
7214	Highland Mall	6001 Airport Boulevard	Austin	TX	78752	HIGHLAND MALL
6174	Houston Galleria	5135 W. Alabama Street	Houston	TX	77056	HOUSTON GALLERIA - EASY SPIRIT
7525	Southlake Town Square	311 Grand Avenue East	Southlake	TX	76092	INLAND SOUTHWEST
2722	Katy Mills	5000 Katy Mills Circle	Katy	TX	77494	KATY MILLS MALL LP
7505	La Palmera Mall	5488 S. Padre Island Drive	Corpus Christi	TX	78411	LA PALMERA MALL
7478	LaPlaza Mall	2200 South 10th Street	McAllen	TX	78503	LA PLAZA MALL
7352	Mall Del Norte Shopping Center	5200 San Dario Ave	Laredo	TX	78041	MALL DEL NORTE
2034	North Star Mall	7400 San Pedro	San Antonio	TX	78216	NORTH STAR MALL
6383	North Star Mall	7400 San Pedro	San Antonio	TX	78216	NORTH STAR MALL
2030	North Park Center	8687 North Central Expressway	Dallas	TX	75225	NORTHPARK PARTNERS LP
517	Sam Moon Shopping Center	11834 Harry Hines Boulevard	Dallas	TX	75234	SAM MOON SHOPPING CENTER
2757	Sam Moon Shopping Center	11834 Harry Hines Boulevard	Dallas	TX	75234	SAM MOON SHOPPING CENTER
43	Prime Outlets — San Marcos	3939 IH 35 South	San Marcos	TX	78666	SAN MARCOS FTY STORES @ WACHOVIA BA
711	Prime Outlets — San Marcos	3939 IH 35 South	San Marcos	TX	78666	SAN MARCOS FTY STORES @ WACHOVIA BA
2507	Prime Outlets — San Marcos	3939 IH 35 South	San Marcos	TX	78666	SAN MARCOS FTY STORES @ WACHOVIA BA
928	Tanger Center — San Marcos	4015 S IH 3	San Marcos	TX	78666	TANGER PROPERTIES LP
1522	Tanger Center — San Marcos	4015 S IH 35	San Marcos	TX	78666	TANGER PROPERTIES LP
7445	Houston Galleria	5135 West Alabama Street	Houston	TX	77056	THE GALLERIA
7482	The Shops at LaCantera	15900 LaCantera Parkway — Building 2	San Antonio	TX	78256	THE SHOPS AT LA CANTERA
7472	Town & Country Partnership	12850 Memorial Drive	Houston	TX	77024	TOWN & COUNTRY PRTNP / MOODY
7369	University Park Village	1612 South University Drive	Fort Worth	TX	76107	UPV CORPORATION UCR ASSET SVCS
2828	Las Palmas Marketplace	1319 George Dieter	El Paso	TX	79936	WELLS FARGO LAS PALMAS L.P. LAS PALMAS DUNHILL LP
7450	The Shops at Willow Bend	6121 W. Park Blvd	Plano	TX	75093	WILLOW BEND ASSOCIATES LP
7507	Woodlands Mall	1201 Lake Woodlands Drive	Woodlands	TX	77380	WOODLANDS MALL
2791	The Outlet Shoppes at El Paso	7051 South Desert Blvd	Canutillo	TX	79835	Horizon Group Properties
6764	Factory Stores — Corsicana	316 Factory Outlet Drive	Corsicana	TX	75109	Landers Invements, Inc.
576	Rio Grande Valley Premium Outlets	5001 E. Expressway 83 Suite 606	Mercedes	TX	78570	CPG MERCEDES L.P.
2636	Tanger Outlet — Park City	6699 N. Landmark Drive	Park City	UT	84098	COROC/PARK CITY LLC
5011	Fashion Center at Pentagon City	1100 South Hayes Street	Arlington	VA	22202	1116 FASHION CENTRE
2838	Central Park	1688 Carl D. Silver Parkway	Fredericksburg	VA	22401	CENTRAL PARK MARKETPLACE HOLDINGS L
7387	Charlottesville Fashion Square	1569 East Rio Road	Charlottesville	VA	22901	CHARLOTTESVILLE FASHION SQUARE-NINE
444	Leesburg Corner Premium Outlet	241 Fort Evans Road N.E.	Leesburg	VA	20176	CPG PARTNERS LP
748	Leesburg Corner Premium Outlet	241 Fort Evans Road N.E.	Leesburg	VA	20176	CPG PARTNERS LP
2694	Leesburg Corner Premium Outlet	241 Fort Evans Road N.E.	Leesburg	VA	20176	CPG PARTNERS LP
6999	Leesburg Corner Premium Outlet	241 Fort Evans Road N.E.	Leesburg	VA	20176	CPG PARTNERS LP
6363	Fair Oaks	11721 L Fair Oaks Mall	Fairfax	VA	22033	FAIRFAX COMPANY OF VIRGINIA LLC -ES
6179	Springfield Mall	6663B Springfield Mall	Springfield	VA	22150	FRANCONIA TWO LP

Store No.	Property Name	Street	City	State	Zip Code	Landlords
2683	629 King Street	629 King Street	Alexandria	VA	22314	KIRBY ASSOCIATESINC
6166	Lynnhaven Mall	701 Lynnhaven Parkway	Virginia Beach	VA	23452	LYNNHAVEN MALL LLC
7486	Lynnhaven Mall	701 Lynnhaven Parkway	Virginia Beach	VA	23452	LYNNHAVEN MALL LLC
7526	MacArthur Center	300 Monticello Avenue	Norfolk	VA	23510	MACARTHUR SHOPPING CTR
717	Potomac Mills	2700 Potomac Mills Circle	Prince William	VA	22192	MALL AT POTOMAC MILLS LLC
6971	Potomac Mills	2700 Potomac Mills Circle	Prince William	VA	22192	MALL AT POTOMAC MILLS LLC
2503	Potomac Mills	2700 Potomac Mills Circle	Prince Williams	VA	22192	MALL AT POTOMAC MILLS LLC
416	Potomac Mills	2700 Potomac Mills Circle	Prince Williams	VA	22192	MALL AT POTOMAC MILLS LLC
3214	Peninsula Town Center	2510 McMenamin Street	Hampton	VA	23666	PENINSULA TOWN CENTER
4004	Tysons Corner Center	8010 Tysons Corner Center	McLean	VA	22102	TYSONS CORNER LLC
6180	Tysons Corner Center	8021 L Tyson Corner Center	McLean	VA	22102	TYSONS CORNER LLC
28	Prime Outlets — Williamsburg	5699 Richmond Road	Williamsburg	VA	23188	WILLIAMSBURG OUTLETS LLC
703	Prime Outlets — Williamsburg	5711 Richmond Road	Williamsburg	VA	23188	WILLIAMSBURG OUTLETS LLC
6863	Prime Outlets — Williamsburg	5711 Richmond Road	Williamsburg	VA	23188	WILLIAMSBURG OUTLETS LLC
1667	Williamsburg Outlet Mall	6401 Richmond Road	Williamsburg	VA	23188	641 Richmond Road LLP
477	Jones New York Building	Rts. 11 and 30/203 Depot Street	Manchester	VT	05255	JYN RETAIL CORP
7204	Bellevue Square	239 Bellevue Square	Bellevue	WA	98004	BELLEVUE SQUARE LLC
21	Prime Outlets — Burlington	496 Fashion Way	Burlington	WA	98233	BFO FACTORY SHOPPES LLC
2740	Prime Outlets — Burlington	272 Fashion Way	Burlington	WA	98233	BFO FACTORY SHOPPES LLC
6772	Centralia Factory Outlet	1318 Lum Road	Centralia	WA	98531	CENTRALIA OUTLETS LLC
2787	North Bend Premium Outlet	421 South Fork Avenue SW	North Bend	WA	98045	CPG FINANCE II LLC
494	Seattle Premium Outlets	10600 Quil Ceda Boulevard	Tulalip	WA	98271	CPG PARTNERS LP
1632	Seattle Premium Outlets	10600 Quil Ceda Boulevard	Tulalip	WA	98271	CPG PARTNERS LP
2737	Seattle Premium Outlets	10600 Quil Ceda Boulevard	Tulalip	WA	98271	CPG PARTNERS LP
840	Outlet Shoppes at Burlington	248 Fashion Way	Burlington	WA	98233	Horizon Group Properties
575	704 Main Street	704 Main Street	Lake Geneva	WI	53147	ANGIE PETROS
2842	The Outlet Shoppes at Oshkosh	3001 South Washburn Street	Oshkosh	WI	54904	BFO FACTORY SHOPPES LLC
536	Johnson Creek Premium Outlets	622 West Linmar Lane	Johnson Creek	WI	53038	CPG PARTNERS LP
1511	Johnson Creek Premium Outlets	575 West Linmar Lane	Johnson Creek	WI	53038	CPG PARTNERS LP
369	Fancy Fair Mall	830 Main Street	Lake Geneva	WI	53147	FANCY FAIR
2770	Newport West	875 Main Street	Lake Geneva	WI	53147	NEWPORT WEST LLC
17	Prime Outlets — Kenosha	11211 120th Avenue	Kenosha	WI	53158	PRIME OUTLETS AT PLEASANT PRAIRIE
2211	Prime Outlets — Kenosha	11211 120th Avenue	Kenosha	WI	53158	PRIME OUTLETS AT PLEASANT PRAIRIE
1645	Prime Outlets — Pleasant Prairie	11211 120th Avenue	Kenosha	WI	53158	PRIME OUTLETS AT PLEASANT PRAIRIE
2776	Tanger — Wisconsin Dell	210 Gasser Road	Baraboo	WI	53913	TANGER WISCONSIN DELLS, LLC
1635	Tanger — Wisconsin Dell	210 Gasser Road	Baraboo	WI	53913	TANGER WISCONSIN DELLS, LLC
7513	Bayshore Town Center	5716 North Centerpark Way - Building O	Glendale	WI	53217	Steiner Properties
6388	Charleston Town Center	1105 Charleston Town Center	Charleston	WV	25389	FOREST CITY MGMT INC

Schedule 3.05
REAL PROPERTY OWNED OR LEASED BY EACH LOAN PARTY
II. PROPERTIES LEASED — CORPORATE — CANADA

Store No.	Property Name	Street	City	Rg	Zip	Landlord
	388 Applewood Crescent	388 Applewood Crescent	Vaughan	ON	L4K 4B4	Tilzen Holdings
	Jones Apparel Group Canada	388 Applewood Crescent	Vaughan	ON	L4K 4B4	Tilzen Holdings

II. PROPERTIES LEASED — RETAIL — CANADA

101	Cookstown Mall	Box 86 331 Highway 89 RR #1	Cookstown	ON	L0L 1L0	Taurus Cookstown Partners
103	St. Jacobs Outlet Mall	130-25 Benjamin Road	Waterloo	ON	N2V 2G8	SunLife Assurance Co.
105	Kings Crossing Fashion Outlet	1201 Division Steet	Kingston	ON	K7K 0C4	KCAP Kinston Inc
106	Windsor Crossing Outlets	1555 Talbot	Lasalle	ON	N9H 2N2	Bentall Retail Services
108	Smart Centres Winnipeg	1659 Kenaston	Winnipeg	MB	R3P 2M4	Calloway Real Estate Investment Trust
110	Sherway Gardens	25 The West Mall Suite 1702	Etobicoke	ON	M6C 1B8	The Cadilac Fairview Corp.
113	Canada One Factory Mall	7500 Lundy’s Lane	Niagara Falls	ON	L2G 1G9	Lundy’s Lane Portfolio, L.P.
115	Knowlton Outlet	45 Lakeside Road	Knowlton	QC	J0E 1V0	Corporation Des Syndics Apostoliques
118	Les Factoreries Saint Sauveur	105 Rue Guindon Street	St. Sauveur des Monts	QC	J0R 1R0	Sheiner Group
119	Kingsway Mills Centre	4195 Dundas Street West	Toronto	ON	M8X 1Y4	Dunbar Developments
120	Landmark Mall	3500 Fairview Street	Burlington	ON	L7N 2R4	Emshih Development
121	Wonderland Corners	735 Wonderlad Road North	London	ON	N6H 4L1	Morguard REIT
122	Pickering Home & Leisure Centre	1755 Pickering Way	Pickering	ON	L7N 2R4	Avison Young Property Advisors
123	7771 Alderbridge Way	7771 Alderbridge Way	Richmond	BC	V6X 2A4	Arnold Financial Corp.
124	RioCan Centre Kirkland	3200 Jean Yves Street	Kirkland	QC	H9J 2R6	RioCan Property Services
125	Kanata Entertainment Centrum	790 Kanata Ave	Ottawa	ON	K2T 1H8	Kanata Enterntainment Holdings
127	Newmarket Shopping Centre	17725 Yonge Street	Newmarket	ON	L3Y 7C1	Yonge Kinston Centre Inc.
128	Promenades Hudson	3187 Harwood Blvd	Hudson	QC	J7V 8P2	Promenades Hudson Inc.
129	Oakville Town Centre	290 North Service Road	Oakville	ON	L6M 2R9	Bentall Retail Services
130	Lawrence Plaza	526 Lawrence Ave West	Toronto	ON	M6A 1A2	Lawrence Plaza Equities
131	Family Brown Lane	1667 Merivale Road	Merivale	ON	K2G 3K2	RioCan Property Services
132	Orleans Centre	2002 Mer Bleue Road	Ottawa	ON	K4K 3T9	Calloway Real Estate Investment Trust
133	Westwood Shopping Centre	2748 Lougheed Highway	Port Coquitlam	BC	V3B 6P2	Westlo Financial Corp.
134	Empire Theatre	196 McEwan Drive East	Bolton	ON	L7E 4E5	Theatre Land Development
135	Queesborough Shopping Centres	805 Boyd Street	New Westminster	BC	V3M 5X2	Calloway Real Estate Investment Trust

Store No.	Property Name	Street	City	Rg	Zip	Landlord
136	Heartland Town Centre	5875 Rodeo Drive	Mississauga	ON	L5R 4C1	Orlando Corporation
137	Wellington Southdale Centre	981 Wellington Road	London	ON	N6E 3A9	Wellington Southdale Centre
138	Richmond Green Marketplace	10 John Brichall Road	Richmond Hill	ON	L4S 0B2	RioCan Property Services
144	Chain Lake Plaza	201 Chain Lake Drive	Halifax	NS	B3S 1C8	Plaza Property Holdings Inc.
145	Grasslands Mall	2000-1874 Scarile Street	Regina	SK	S4P 4B3	Harvard Developments Inc.
146	Sunrise Centre	1400 Ottawa Street South	Kitchener	ON	N2E 4E2	Voisin Developments Ltd
302	Tique	2621 Granville Street	Vancouver	BC	V5X 1B3	Lai’s Enterprises Ltd.
307	Tique	3281 Yonge Street	Toronto	ON	M4N 2L8	Lai’s Enterprises Ltd.
600	Cross Iron Mills	261055 Cross Iron Blvd	Calgary	AB	T4A 0G3	Ivanhoe Cambridge Inc.
901	Ogilvy	1307 St. Catherine Street	Montreal	QC	H3G 1P7	La Maison Olgilvy, Inc

Schedule 3.05
REAL PROPERTY OWNED OR LEASED BY EACH LOAN PARTY
II. PROPERTIES LEASED — CORPORATE

Property Name	Street	City	State	Zip	Landlords	Company
1111 and 1129 Westchester Avenue	1111-1129 Westchester Avenue	White Plains	NY	10604	Westpark I, LLC	JAG FAR
11 West 42nd Street — 22/B1	11 West 42nd Street	New York	NY	10036	11 West 42nd LP	JAG USA
1412 Broadway 4th Floor	1412 Broadway	New York	NY	10018	1412 Broadway LLC	JAG USA
1412 Broadway 5th & 6th Floor	1412 Broadway	New York	NY	10018	1412 Broadway LLC	JAG USA
2600 Network Boulevard — Ste 260	2600 Network Blvd	Frisco	TX	75034	Hall 2600 Network Associates	JAG USA
1411 Broadway — 27th Floor	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — 32nd Floor Swing Space	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — 5th Floor	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Storage	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 1505	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 1510	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 1510A	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 1520	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 1606	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 1620	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 1700	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 1715	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 1720	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 1800	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 1820	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — suite 1830	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 1850	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 1865	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 1900	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 2000	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 2100	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 2200	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 2210	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 2220	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI

Property Name	Street	City	State	Zip	Landlords	Company
1411 Broadway — Suite 2230	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 2320	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 2330	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 2700	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 2710	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 310	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 320	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 3210	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 3230	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 3400	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 355	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 357	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 3600	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 3700	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 375	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suite 3900	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Suites 3215/3220	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
1411 Broadway — Sutie 370	1411 Broadway	New York	NY	10018	1411 Trizechahn-Swig, LLC	JGI
148 W. 37th Street	148 W. 37th Avenue	New York	NY	10018	Adams & Company	JGI
240 East 39th Street	240 East 39th Street	New York	NY	10012	Glenwood Management	JGI
525 7th Avenue	525 7th Avenue	New York	NY	10018	525 Delaware LLC	JGI
525 7Th Avenue	525 7th Avenue	New York	NY	10018	525 Delaware LLC	JGI
530 Seventh Avenue, Suite 305	530 Seventh Avenue	New York	NY	10018	G & S Realty	JGI
1007 Orange Street — Nemours Building	1007 Orange Street	Wilmington	DE	19801	BPG Office Partners VIII, LLC	JMSC
180 Rittenhouse Circle — 180 Bldg	180 Rittenhouse Circle	Bristol	PA	19007	Inland Continental Property Group	JMSC
200 Rittenhouse East — 1,3,4 (107)	200 Rittenhouse Cirlce	Bristol	PA	19007	Whitesell Enterprises	JMSC
200 Rittenhouse East — 5 (454)	200 Rittenhouse Cirlce	Bristol	PA	19007	Whitesell Enterprises	JMSC
200 Rittenhouse East — 7(361)	200 Rittenhouse Cirlce	Bristol	PA	19007	Whitesell Enterprises	JMSC
200 Rittenhouse North — 1,2,3,7 (104)	200 Rittenhouse Cirlce	Bristol	PA	19007	Whitesell Enterprises	JMSC
200 Rittenhouse North — 4,5,6 (105)	200 Rittenhouse Cirlce	Bristol	PA	19007	Whitesell Enterprises	JMSC
200 Rittenhouse North — 8 (524)	200 Rittenhouse Cirlce	Bristol	PA	19007	Whitesell Enterprises	JMSC
200 Rittenhouse West — 6,7,8 (106)	200 Rittenhouse Cirlce	Bristol	PA	19007	Whitesell Enterprises	JMSC
11891 Alamdeda Avenue — #2	11891 Alameda Avenue	El Paso	TX	79927	Five Star Holding	Jones Distribution

Property Name	Street	City	State	Zip	Landlords	Company
11891 Alameda Avenue — #1	11891 Alameda Avenue	El Paso	TX	79927	Five Star Holding	Jones Distribution
1245 Forest Parkway	1245 Forest Parkway	West Deptford	NJ	08066	MEPT Forest Park Building	Jones Distribution
1250 Forest Parkway	1250 Forest Parkway	West Deptford	NJ	08066	New York Life Insurance	Jones Distribution
170 Butts Street — Virginia	170 Butts Street	South Hill	VA	23970	JA South Hill Portfolio, LP	Jones Distribution
1020 North Point Park	1020 North Point Industrial Blvd	Hanahan	SC	29410	E & H Ross/Charleston Industrial	Jones Jeanswear
1441 Broadway — 10th Floor	1441 Broadway	New York	NY	10018	Lechar Realty	Jones Jeanswear
1441 Broadway — 11th Floor	1441 Broadway	New York	NY	10018	Lechar Realty	Jones Jeanswear
1441 Broadway — 2701	1441 Broadway	New York	NY	10018	Lechar Realty	Jones Jeanswear
1441 Broadway — 2702	1441 Broadway	New York	NY	10018	Lechar Realty	Jones Jeanswear
1441 Broadway — 9th Floor	1441 Broadway	New York	NY	10018	Lechar Realty	Jones Jeanswear
498 7th Avenue	498 7th Avenue	New York	NY	10018	Mass Mutual Limited Partnership	Jones Jeanswear
7410 Magi Road	7410 Magi Road	Hanahan	SC	29410	Cronheim Management Services	Jones Jeanswear
Harris Building Center —	6001 Rickenbacker Road	Commerce	Ca	90040	RARII Corp. MMMM3 California	Jones Jeanswear
385 5th Avenue — 3,4,901	385 5th Avenue	New York	NY	10016	Hilson Management	Jones Jewelry Group
385 5th Avenue — 501-2	385 5th Avenue	New York	NY	10016	Hilson Management	Jones Jewelry Group
385 5th Avenue — 504	385 5th Avenue	New York	NY	10016	Hilson Management	Jones Jewelry Group
385 5th Avenue — 900	385 5th Avenue	New York	NY	10016	Hilson Management	Jones Jewelry Group
416 W. 13th Street — Rm 305	416 West 13th Street	New York	NY	10014	Greenway Mews Realty, LLC	Moda Nicola Intl
416 West 13th Street — Rm 313	416 West 13th Street	New York	NY	10014	Greenway Mews Realty, LLC	Moda Nicola Intl
860 S. Los Angeles Street — Ste 512	860 S. Los Angeles Street	Los Angeles	CA	90014	Big Munga	Moda Nicola Intl
860 S. Los Angeles Street — Ste 800	860 S. Los Angeles Street	Los Angeles	CA	90014	Big Munga	Moda Nicola Intl
860 S. Los Angeles Street — Ste 920	860 S. Los Angeles Street	Los Angeles	CA	90014	Big Munga	Moda Nicola Intl
860 S. Los Angeles Street — Ste 930	860 S. Los Angeles Street	Los Angeles	CA	90014	Big Munga	Moda Nicola Intl
860 S. Los Angeles Street- Ste 940 & 943	860 S. Los Angeles Street	Los Angeles	CA	90014	Big Munga	Moda Nicola Intl

Schedule 3.05
Properties
Patents and Patent Applications

Patent/
Title	Owner	Application Number	Filing Date	Issue Date
COMBINATION JEANS FLY PORTION AND JEWELRY THEREFOR	Jones Investment Co. Inc.	D381,189*	07/27/1995	07/22/1997 (expires 07/22/11)

COMBINED JEANS FLY AND POCKET PORTIONS, AND JEWELRY THEREFOR	Jones Investment Co. Inc.	D419,917*	07/27/1995	02/01/2000 (expires 07/22/11)

COMBINED JEANS FLY AND WAIST BAND PORTIONS, AND JEWELRY THEREFOR	Jones Investment Co. Inc.	D394,025*	10/16/1995	05/05/1998 (expires 07/22/11)

EXERCISE SHOE HAVING FIT ADAPTIVE UPPER	Nine West Development Corporation	Canada Patent #2,226,707	01/13/1998	07/10/2001

EXERCISE SHOE HAVING FIT ADAPTIVE UPPER	Nine West Development Corporation	United Kingdom Patent #2321584	01/15/1998	05/02/2001

EXERCISE SHOE HAVING FIT ADAPTIVE UPPER	Nine West Development Corporation	Japan Patent #3236811	01/29/1998	09/28/2001

EXERCISE SHOE HAVING FIT ADAPTIVE UPPER	Nine West Development Corporation	5,765,296	01/31/1997	06/16/1998

FLEXIBLE SOLE WITH CUSHIONED BALL AND/OR HEEL REGIONS	Nine West Development Corporation	6,038,790	02/26/1998	03/21/2000

FOOTBED AND FOREPART THEREOF	Nine West Development Corporation	D543,680	07/25/2006	06/05/2007

FOOTBED FOREPART	Nine West Development Corporation	D530,896	02/06/2004	10/31/2006

FOOTBED SYSTEM AND FOOTWEAR CONSTRUCTION	Nine West Development Corporation	Application Serial No. 12/582,338 Publication No. US-2010-0269375-A-1	10/20/2009	Published 10/28/2010

FOOTWEAR HAVING A HEEL AND HEEL BREAST	Nine West Development Corporation	7,152,341	06/01/2004	12/26/2006 Expired 01/24/2011

FOOTWEAR HAVING SELECTIVELY ATTACHABLE SOCKLINER	Nine West Development Corporation	11/551,300	10/20/2006	Abandoned 02/22/2010

Patent/
Title	Owner	Application Number	Filing Date	Issue Date
FOOTWEAR HAVING SELECTIVELY ATTACHABLE SOCKLINER	Nine West Development Corporation	Chinese Patent Appl. #200710170188.4		Abandoned

FOOTWEAR HAVING SLOW RECOVERY LINER	Nine West Development Corporation	Canada Patent #2,227,070	01/15/1998	4/23/2002

FOOTWEAR HAVING SLOW RECOVERY LINER	Nine West Development Corporation	5,946,825	01/31/1997	09/07/1999 Will not pay maintenance fees and abandon

FOOTWEAR HAVING WATERPROOF VAPOR-PERMEABLE SOLE AND SOCKLINER FOR SAME	Nine West Development Corporation	Application Ser. No. 13/004,002	01/10/2011	Pending

FOOTWEAR SOLE	Nine West Development Corporation	Application Ser. No. 29/382,988	01/10/2011	Pending

JEWELRY DISPLAY CASE	Jones Investment Co. Inc.	D429,463	07/16/1999	08/15/2000

LOW CUT SPORT SHOE UPPER	Nine West Development Corporation	D400,698	05/21/1997	11/10/1998

MERCHANDISE DISPLAY	Jones Investment Co. Inc.	D408,654	05/05/1998	04/27/1999

MULTI-LAYER SOLE CONSTRUCTION FOR WALKING SHOES	Nine West Development Corporation	5,718,064	09/06/1995	02/17/1998 (did not pay maintenance fee due 08/17/09; abandoned)

SHOE AND SHOE SOLE	Nine West Development Corporation	D367,353	04/18/1994	02/27/1996 Expired 02/27/2010

SHOE OUTSOLE AND UPPER	Nine West Development Corporation	D366,952	04/12/1994	02/13/1996 Expired 02/27/2010

SOCKLINER	Nine West Development Corporation	6,199,304	05/18/1999	03/13/2001

SOCKLINER	Nine West Development Corporation	Application Ser. No. 12/543,196 Publ. No. US-2011-0041365-A-1	08/18/2009	Published 02/24/2011

SPORT SHOE	Nine West Development Corporation	D413,013	05/22/1997	08/24/1999

SPORT SHOE OUTSOLE	Nine West Development Corporation	D415,339	10/15/1997	10/19/1999

Patent/
Title	Owner	Application Number	Filing Date	Issue Date
SPORT SHOE SOLE	Nine West Development Corporation	D399,345	03/18/1997	10/13/1998

SPORT SHOE SOLE	Nine West Development Corporation	D391,748	01/31/1997	03/10/1998

SPORT SHOE UPPER	Nine West Development Corporation	D394,743	01/31/1997	06/02/1998

SPORT SHOE UPPER	Nine West Development Corporation	D392,793	01/31/1997	03/31/1998

WALKING AND RUNNING SHOEUPPER	Nine West Development Corporation	D407,542	06/11/1997	04/06/1999

WALKING SHOE	Nine West Development Corporation	D370,113	04/12/1994	05/28/1996 Expired 05/28/2010

*These 3 patents were assigned to Jones Investment Co. Inc. but the assignment document was not recorded in the USPTO against patents 381,189, 394,025 and 418,917 due to a typographical error in the assignment document.

Schedule 3.05
TRADEMARKS
Foreign Applications
Jones Investment Co. Inc.

Owner Trademark Image

Foreign Status:	PENDING	Printed:	4/7/2011	Page	1

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

A AMERICAN STYLE FLAG DESIGN

CHILE	118521	10/23/2002	586268			PENDING	25
25 — FOOTWEAR

A LINE AMERICAN STYLE and Design

CHILE	118508	10/23/2002	586256			PENDING	25
25 - Clothing For Adults; Namely, Jackets, Raincoats, Blouses, Skirts, Dresses, Overcoats, Trousers, Shorts, Waistcoats, Bomber Jackets, Baseball Jackets, Parkas, Blazers, Shirts, T-Shirts, Straight-Legged Trousers, Jeans, Straight-Legged Shorts, Jumpsuits, Sweaters, Hats, Belts, Scarves, Neckwear, Socks, And Stockings

CHILE	118506	10/23/2002	586258			PENDING	18
18 - Handbags, Shoulder Bags, Evening Bags, Cosmetic Bags Sold Empty, Cosmetic Cases Sold Empty, Cosmetic Pouches Sold Empty, Grooming Kits Sold Empty, Leather Shoulder Belts, Wallets, Billfolds Credit Card Cases, Business Card Cases, Key Cases, Leather Key Fobs, Cases For Passports, Coin Purses, Purses For Coins/Keyes, Carry-All Clutches, Check Book Clutches, Clutch Purses, General Purpose Purses, Pouches, Book Bags, Belt Bags, Leather And Textile Shopping Bags (Sold Empty), Tote Bags, Saddle Bags, Roll Bags, Sling Bags, Travel Bags, Overnight Bags, Weekender Bags, Duffel Bags, Suit Bags, Garment Bags For Travel, Gym Bags, Athletic Bags, Beach Bags, Cases For Ties, Bags For The Waist, Fanny Packs, Backpacks, Knapsacks, Attaché Cases, Briefcases, Briefcase-Type Portfolios, Leather Envelopes For Carrying Personal Documents, Secretaries, Satchels, Suitcases, Luggage, Trunks, Umbrellas, Beach Umbrellas.

CHILE	118505	10/23/2002	586259			PENDING	14
14 - Jewelry And Costume Jewelry; Horological And Chronometric Instruments, Parts And Accessories Thereof, Namely, Watches, Watch Bands, Watch Straps, Watch Bracelets, Watch Chains, Watch Cases
CHILE	118504	10/23/2002	586261			PENDING	3
3 - Face Cream, Body Cream, Body Lotion, Body Cleaning Cream, Body Exfoliating Preparation, Hair Shampoo, Hair Conditioner, Eau De Toilette, Perfume, Fragranced Body Lotion, Fragranced Body Cream, Skin Cleansing Lotion, Skin Cleansing Gel, Shaving Foam, Pre-Shaving Preparations, After Shave Lotions And Gels, After Shave Balms, Antiperspirant/Deodorant, Non-Medicated Anti-Wrinkle Cream, Non-Medicated Skin Renewing Cream, Eye Cream, Body Oil, Non-Medicated Lip Balms, Skin Balancing Lotion, Face Skin Oil Controller, Skin Strengthening Preparation, Non-Medicated Preparation For Skin Imperfections, Face Strengtheners, Body Strengtheners, Face Cleaners, Face Exfoliating Preparation, All-In-One Body And Hair Shampoo And Conditioner, Makeup Remover For The Eyes, Makeup Remover For The Face, Face Mask, Body Mask, Skin Refreshing Lotion, Skin Refreshing Cream And Gel, Hair Spray, Hair Mousse, Hair Gel, Hair Moisteners, Non-Medicated Hair Revitalizing Treatment, Sun Blocking Preparation For The Body, Sun Blocking Preparation For The Face, Non-Medicated Lip Preparation For Sun Care, Sun Shading Preparation For Hair, Anti Tanning Preparation In The Form Of Tanning Gel, Tanning Lotions And Creams, After Sunbathing Softening And Moistening Lotions, After Sunbathing Softening And Moistening Creams And Gels, Base Makeup, Lipstick, Lip Glitter, Eyelid Liners, Eye Shades, Mascara, Skin Tone Corrector, That Is Makeup, Creams And Lotions To Ensure Consistence In Skin Toning, Face Powders, Body Powders, Tanning Preparations, That Is Creams, Lotions And Gels For Giving A Tanning Color To Be Used In The Car, Tanning Substances, Face And Body Hiding Substances, Eyebrow Pencils, Cosmetic Pencils, Cheek Rouge, Nail Polish, Nail Polish Top Layers, Nail Polish Base Layers, Fast-Dry Nail Polish Top Layers, Nail Conditioners, Nail Hardeners, Nail Polish Remover, Nail Flute Fillers, That Is Cream Used In The Care Of Nails To Ensure A Soft Surface For Nails, Cuticle Moistening Cream, Cuticle Removing Preparations, Nail Bleaches, That Is Non-Medicated Bleaching Cream, Bath Powders, Bath Oils, Spray Oil For Face And Body, Skin Soap, Potpourris, Massage Oils, Essential Oils For Personal Use.

CHILE	118507	10/23/2002	586257			PENDING	24
24 - Sheets, Pillow Cases, Shams, Dust Ruffles, Duvet Covers, Blankets, Comforters, Quilts, Bath Towels, Beach Towels, Wash Cloths, Body Sheets And Bath Rugs

Owner Trademark Image	Printed:	4/7/2011	Page	2

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

AK ANNE KLEIN

BAHAMAS	T30276BS01	1/4/2007	30152			PENDING	9
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories (Int. Class 8)

BAHAMAS	T30276BS05	1/4/2007	30153			PENDING	14
14 — Jewelry and wa	tches
BAHAMAS	T30276BS06	1/4/2007	30154			PENDING	25
25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests (Local Class 38)

BAHAMAS	T30276BS07	1/4/2007	30155			PENDING	3
3 - Fragrances and cosmetics (Local Class 48)
BAHAMAS	T30276BS08	1/4/2007	30156			PENDING	24
24 - Body, bath and sports towels (Local Class 50)
BAHRAIN	T30276BH00	3/3/2008	63667			PENDING	9
9 - Ophthalmic eyewear and related accessories; non-prescription sunglasses and related accessories.
BAHRAIN	T30276BH01	3/3/2008	63668			PENDING	14
14 - Jewelry and watches
BAHRAIN	T30276BH02	3/3/2008	63669			PENDING	25
25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

BARBADOS	T30276BB00	7/12/2007	23426			PENDING	18
18 - Handbags and Small leather goods.
BARBADOS	T30276BB02	7/12/2007	23427			PENDING	25
25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

BARBADOS	T30276BB04	7/12/2007	23425			PENDING	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through ‘optical’ retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

BARBADOS	T30276BB05	7/12/2007	23424			PENDING	03
03 - Fragrances and Cosmetics
BOSNIA	T30276BA00	12/10/2010	BAZ1015265A			PENDING	18,25,35
18 - Handbags and Small leather Goods
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

35 - Retail Store Servies
BRAZIL	T30276BR00	1/18/2007	828947503			PENDING	03
03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils

BRAZIL	T30276BR01	1/18/2007	828947414			PENDING	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

BRAZIL	T30276BR02	1/18/2007	828947406			PENDING	14
14 -
BRAZIL	T30276BR03	1/18/2007	828947481			PENDING	24
24 -
BRAZIL	T30276BR04	1/18/2007	828947449			PENDING	25
25 -

Owner Trademark Image	Printed:	4/7/2011	Page	3

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
AK ANNE KLEIN continued . . .
BRAZIL	T30276BR11	2/22/2007	829007660			PENDING	18
18 -
CANADA	T30276CA01	7/16/2010	1488991			PENDING	25
25 - Loungewear and Sleepwear
CROATIA	T30276HR00	12/10/2010	Z20102263A			PENDING	18,25,35
18 - Handbags and Small leather Goods
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

35 - Retail Store Services
EGYPT	T30276EG00	3/11/2008	214076			PENDING	03
03 - Fragrances and Cosmetics
EGYPT	T30276EG01	3/11/2008	214077			PENDING	9
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

EGYPT	T30276EG02	3/11/2008	214078			PENDING	14
14 - Jewelry and Watches
EGYPT	T30276EG03	3/11/2008	214079			PENDING	18
18 - Handbags and Small leather Goods
EGYPT	T30276EG04	3/11/2008	214080			PENDING	25
25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

EGYPT	T30276EG05	3/11/2008	214081			PENDING	35
35 - The bringing together for the benefit of others, of a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase those goods.
HONDURAS	247194	6/28/2005	14923/2005			PENDING	25
25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
HONDURAS	247147	6/28/2005	14924/2005			PENDING	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

INDONESIA	T30354ID05	11/17/2006	D00.2006.0	37420		PENDING	09
09 -
ISRAEL	T30276IL00	6/9/2009	221639			PENDING	18
18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, parts and fittings there for, umbrellas and walking sticks.

ISRAEL	T30276IL01	6/9/2009	221640			PENDING	25
25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

ISRAEL	T30276IL02	6/9/2009	221641			PENDING	35
35 - Retails store services in boutiques, shops and outlets for the sale of shoes, apparel, handbags, small leather goods, umbrellas, jewelry and watches.
MACEDONIA	T30276MK00	12/10/2010	TM20101395			PENDING	18,25,35
18 - Handbags and Small leather Goods
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

35 - Retail Store Services

Owner Trademark Image	Printed:	4/7/2011	Page 4

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
AK ANNE KLEIN continued . . .
MALAYSIA	247163	6/9/2005	5009211			PENDING	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

MALAYSIA	247164	6/9/2005	5009210			PENDING	25
25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
MONTENEGRO	T30276ME00	12/9/2010	Z4452010			PENDING	18,25,35
18 - Handbags and Small leather Goods
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

35 - Retail Store Services
NEW ZEALAND	T30276NZ00	3/21/2011	838942			PENDING	003,9,18
							25
003 - Fragrances and Cosmetics
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

18 - bags and trunks umbrellas and parsoles; Handbags, tote bags, briefcases, wallets, change purses, leather key cases and cosmetic bags (sold empty).
25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.; clothing coats headgear

PANAMA	T30354PA03	11/8/2006	156539			PENDING	03
03 - Fragrances and Cosmetics
PANAMA	T30354PA04	11/8/2006	156538			PENDING	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

PANAMA	T30354PA05	11/8/2006	156537			PENDING	14
14 - Jewelry and Watches
PUERTO RICO	T30276PR00	3/26/2008	na			PENDING	14
14 - Watches
SAUDI ARABIA	T30276SA05	3/8/2008	127905			PENDING	14
14 - jewelry and watches
SERBIA	T30276RS00	12/8/2010	Z20192010			PENDING	35
35 - Retail Store Serices
SERBIA	T30276RS02	11/10/2010	Z17772010			PENDING	18,25
18 - Handbags and Small leather Goods
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

UNITED ARAB EMR	247189	6/21/2005	70606			PENDING	25
25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
VENEZUELA	247192	6/2/2005	11998/2005			PENDING	25
25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
VENEZUELA	247193	6/2/2005	11994/2005			PENDING	35
35 - Advertising and publicity services; retail store services, online services
VENEZUELA	247191	6/2/2005	11997/2005			PENDING	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

Owner Trademark Image	Printed:	4/7/2011	Page 5

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
AK ANNE KLEIN continued . . .
VENEZUELA	253162	12/28/2005	28949/2005			PENDING	46
46 - Retail store services, online services.

AKNY (Stylized)

SOUTH KOREA	T30499KR01	3/9/2010	40201012051			PENDING	18,25
18 - Bags, handbags, briefcases, traveling bags, backpacks, purses, wallets, business card cases, credit card cases, leather key chains, leather key holders, umbrellas, and parasols
25 - Belts

ANNE KLEIN

BOSNIA	T30276BA01	12/10/2010	BAZ1015264A			PENDING	18,25,35
18 - Handbags and Small leather Goods
25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

35 - Retail Store Services
CROATIA	T30276HR01	12/10/2010	Z20102262A			PENDING	18,25,35
18 - Handbags and Small leather Goods
25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

35 - Retail Store Services
MACEDONIA	T30276MK01	12/10/2010	TM20101394			PENDING	18,25,35
18 - Handbags and Small leather Goods
25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

35 - Retail Store Services
MONTENEGRO	T30276ME01	12/9/2010	Z4462010			PENDING	18,25,35
18 - Handbags and Small leather Goods
25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

35 - Retail Store Services
SERBIA	T30276RS01	11/1/2010	Z177762010			PENDING	18,25,35
18 - Handbags and Small leather Goods
25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

35 - Retail Store Services
SERBIA	T30518RS04	12/8/2010	Z20182010			PENDING	35
35 - Retail Store Serices

ANNE KLEIN *to be expunged

CANADA	126808	5/6/2003	1177021			ALLOWED	24
24 - Sheets, pillow cases, shams, dust ruffles, duvet covers, blankets, comforters, quilts, bath towels, beach towels, wash cloths, body sheets and bath rugs; hand towels made of textile; table linen, namely, napkins and place mats.

Owner Trademark Image	Printed:	4/7/2011	Page 6

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

ANNE KLEIN NEW YORK

BAHAMAS	T30276BS00	1/4/2007	30157			PENDING	9
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories (local Class 8)

BAHAMAS	T30276BS02	1/4/2007	30159			PENDING	25
25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests (local Class 38)

BAHAMAS	T30276BS03	1/4/2007	30160			PENDING	3
3 - Fragrances and cosmetics (local Class 48)
BAHAMAS	T30276BS04	1/4/2007	30161			PENDING	24
24 - Body, bath and sports towels (Local Class 50)
BARBADOS	T30276BB01	7/12/2007	23420			PENDING	25
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

BARBADOS	T30276BB06	7/12/2007	23423			PENDING	18
18 - Handbags and small leather goods
BARBADOS	T30276BB07	7/12/2007	23422			PENDING	14
14 - Jewelry and watches
BARBADOS	T30276BB08	7/12/2007	23421			PENDING	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through ‘optical’ retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

BARBADOS	T30276BB09	7/12/2007	23419			PENDING	03
03 - Fragrances and cosmetics
BRAZIL	T30276BR05	1/18/2007	828947473			PENDING	03
03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils

BRAZIL	T30276BR06	1/18/2007	828947422			PENDING	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

BRAZIL	T30276BR07	1/18/2007	828947368			PENDING	14
14 -
BRAZIL	T30276BR08	1/18/2007	828947430			PENDING	24
24 -
BRAZIL	T30276BR09	1/18/2007	828947392			PENDING	25
25 -
BRAZIL	T30276BR10	2/22/2007	829007679			PENDING	18
18 -
CANADA	T30276CA02	7/16/2010	1488992			PENDING	25
25 - Loungewear and Sleepwear
GUATEMALA	T30276GT03	11/7/2006	009657			PENDING	18
18 -
INDONESIA	T30276ID01	11/17/2006	D00.2006.037421			PENDING	03
03 - Fragrances and Cosmentics
MALAYSIA	T30276MY02	11/1/2006	06019855			PENDING	14
14 - Jewelry and Watches

Owner Trademark Image	Printed:	4/7/2011	Page	7

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ANNE KLEIN NEW YORK continued . . .
NEW ZEALAND	T30276NZ01	838943				PENDING	003,9,18
							25
003 - Fragrances and Cosmetics
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

18 - Bags and trunks umbrellas and parsoles; Handbags, tote bags, briefcases, wallets, change purses, leather key cases and cosmetic bags (sold empty).
25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.; clothing coats headgear

PANAMA	T30276PA00	11/8/2006	156536			PENDING	03
03 - Fragrances and Cosmetics
PANAMA	T30276PA01	11/8/2006	156535			PENDING	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

PANAMA	T30276PA02	11/8/2006	156534			PENDING	14
14 - Jewelry and Watches
PUERTO RICO	T30276PR01	3/26/2008	na			PENDING	14
14 - Watches
TRINIDAD & TOBAGO	T30276TT01	11/30/2006	38027			PENDING	3,9,14
							18,25
3 -
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

14 -
18 -
25 -

ANNE KLEIN NEW YORK in Chinese characters

CHINA	T30372CN06	9/22/2006	5624545			PENDING	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

CHINA	T30372CN07	9/22/2006	5624544			PENDING	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewellery, precious stones; horological and chronometric instruments; watches, clocks, table clocks and parts therefor

CHINA	T30372CN08	9/22/2006	5624547			PENDING	25
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

ANNE KLEIN NEW YORK Logo

CHINA	T30394CN01	9/7/2006	5591462			PENDING	09
09 - Eyeglass frames, sunglasses, non-prescription magnifying eyeglasses, eyeglass and sun glass cases, eyeglass and sun glass chains and cords, clip-on sunglasses, anti-glare glasses, common eyeglasses, eye shades, goggles for sports, shooting glasses, binoculars;

CHINA	T30394CN03	9/7/2006	5591465			PENDING	35
35 - Advertising and publicity services, retail store services and online services offering the sale of apparel, handbags, footwear, jewelry, belts, scarves, sunglasses, watches and small gift items

Owner Trademark Image	Printed:	4/7/2011	Page	8

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

CURRANTS

CHINA	T30103CN00	4/14/2010	8205916			PENDING	25
25 - Clothing; jeans; footwear; headgear; babies’ pants; gloves [clothing]; hosiery; neckties; belts [clothing]; bathing suits; raincoat; masquerade costumes; football shoes; chasubles; sashes for wear; wimples; maniples; shower caps; sleep masks; wedding cloth.

ERIKA

BRAZIL	T30107BR00	11/20/2003	825952891			PENDING	25
25 - DRESSES, SWEATERS, KNIT AND WOVEN TOPS, BLOUSES, PANTS, SKIRTS, JACKETS, VESTS, SHIRTS, SHORTS AND FOOTWEAR
MEXICO	T30107MX00	12/16/2003	634535			PENDING	25
25 - CLOTHING, NAMELY, DRESSES, ACRYLIC SWEATERS AND PULLOVERS, INDIAN GAUZE TOPS, NYLON KNIT BLOUSES, DENIM PANTS, SKIRTS AND VESTS, T-SHIRTS, POLO SHIRTS, SWEATSHIRTS, SWEATPANTS, DENIM, SHORTS AND FOOTWEAR.

VENEZUELA	T30107VE00	12/19/2003	188882003			PENDING	25
25 - Apparel, footwear, headgear

ERIKA COLLECTION

CHINA	T30108CN00	9/12/2003	3714091			PENDING	25
25 - clothing, footwear, headgear, socks, stockings, gloves, ties, belts, swimwear, raincoats

EVAN-PICONE in Chinese characters

CHINA	T30429CN10	8/3/2006	5519656			PENDING	18
18 - Garment bags for travel; handbags; suitcases; valises; trunks(luggage); purses; pocket wallets; backpacks; shopping bags; briefcases; vanity cases for containing cosmetic purpose (not fitted).
CHINA	T30429CN11	8/3/2006	5519657			PENDING	25
25 - Ready-made clothing; knitwear (clothing); outerclothing; jackets (clothing); suits; jerseys (clothing); shirts; skirts; trousers; scarf; gloves (clothing); hosiery; sweaters; belts (clothing); headgear.

GLO

CHINA	T30124CN00	10/10/2004	93052000			PENDING	25
25 - pants, jeans, jumpsuits, shorts, shirts, sweaters, sweatshirts, jogginh suits, sport coats, blazers, coats, vests, jackets, t0shirts, overalls, swimsuits, [socks], sleepwear, robes, footwear, blouses, skirts, dresses,[ hosiery, tights, stockings,] briefs, bras, and panties

PERU	T30124PE00	8/31/2004	218874			PENDING	025
025 -

Owner Trademark Image	Printed:	4/7/2011	Page	9

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

GLO JEANS

BRAZIL	T30242BR01	2/4/2005	827147635			PENDING	25
25 - pants, jeans, jumpsuits, shorts, shirts, sweaters, sweatshirts, jogging suits, sports coats, blazers, coats, vests, jackets, T-shirts, overalls, swimsuits, socks, sleepwear, robes, footwear, blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, briefs, bras and

GRANE

CANADA	T30286CA00	11/1/2010	1501418			PENDING	25
25 - Clothing, namely, pants, skirts, and shirts
CHINA	T30286CN00	12/24/2008	7130462			PENDING	25
25 - jeans, headgear and footwear
CHINA	T30286CN02	5/5/2010	8265485			PENDING	25
25 - jeans, headgear and footwear

GRANE and Design

CHINA	T30286CN03	5/5/2010	8265485			PENDING	25
25 - jeans, headgear and footwear

JEANSTAR

BRAZIL	T30200BR00	2/4/2005	827147627			PENDING	025
025 - pants, jeans, jumpsuits, shorts, shirts, sweaters, sweatshirts, jogging suits, sports coats, blazers, coats, vests, jackets, T-shirts, overalls, swimsuits, socks, sleepwear, robes, footwear, blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, briefs, bras and

CHINA	T30200CN01	10/12/2007	6319303			PENDING	024
024 - fabrics

JNY

CHINA	T00094CN02	3/21/2008	6610817			PENDING	25
25 - layettes ; bathing suits; waterproof clothing; masquerade costumes; gymnastic shoes; shoes; hats; hosiery; gloves ; scarves; belts; chasubles; sashes for wear; wimples; maniples; caps; masks; wedding cloth.

CHINA	T00094CN03	6/23/2010	8414557			PENDING	25
25 - Layettes ; bathing suits; waterproof clothing; masquerade costumes; gymnastic shoes; shoes; hats; hosiery; gloves ; scarves; belts; chasubles; sashes for wear; wimples; maniples; caps; masks; wedding cloth.

INDONESIA	T00094ID00	7/17/2006	D002006022566			PENDING	25
25 - slacks, skorts,blazers, cardigans, pullovers, jeans, jackets, sweaters, camisoles, culottes, tank tops, jumpsuits skirts, suits, shorts, blouses, dresses, vests, t-shirts and dusters.

Owner Trademark Image	Printed:	4/7/2011	Page	10

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

JNY JONES NEW YORK

CHINA	T00095CN01	3/21/2008	6610816			PENDING	25
25 - layettes ; bathing suits; waterproof clothing; masquerade costumes; gymnastic shoes; shoes; hats; hosiery; gloves ; scarves; belts; chasubles; sashes for wear; wimples; maniples; caps; masks; wedding cloth.

JNY SPORT
CANADA	T00094CA03	2/19/2004	1206865			ALLOWED	25
25 - Clothing, namely, dresses, skirts, pants, shorts, tops, shirts, blouses, sweaters, tops, jumpsuits, jackets and coats

JONES & CO.

CANADA	T00098CA00	6/4/2010	1483472			PENDING	25
25 - Sweaters, blouses, jackets, pants, skirts, dresses, suits
CHINA	T00098CN00	12/8/2009	7895876			PENDING	25
25 - tops, bottoms, jackets and dresses

JONES NEW YORK

BAHAMAS	T00103BS02	1/24/2006	29016			PENDING	9
9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories. (local class 8)

BARBADOS	T00103BB00	3/30/2006	8121609			PENDING	9
9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
BERMUDA	T00103BM02	9/24/2009	49312			PENDING	18
18 - Handbags and small leathergoods
BERMUDA	T00103BM03	9/24/2009	49313			PENDING	25
25 - Clothing, footwear, headgear.
CHINA	T00103CN03	12/4/2006	5764996			PENDING	03
03 - cosmetics; perfumery; perfumes; toiletries; soap; shampoo; laundry preparations; cleaning preparations; polishing preparations; abrasive paste; essential oils; dentifrices; potpourris (fragrances); cosmetics for animals

INDIA	384	6/16/1997	755887			PENDING	25
25 - Clothing, footwear, headgear.
QATAR	T00103QA00	3/3/2008	49506			PENDING	9
9 - Ophthalmic or prescription eyewear and sunglasses, and non-prescription eyewear and sunglasses, frames and eyewear related

JONES NEW YORK COLLECTION

CHINA	T30203CN01	12/4/2006	5764997			PENDING	03
03 - cosmetics; perfumery; perfumes; toiletries; soap; shampoo; laundry preparations; cleaning preparations; polishing preparations; abrasive paste; essential oils; dentifrices; potpourris (fragrances); cosmetics for animals

Owner Trademark Image	Printed:	4/7/2011	Page	11

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES NEW YORK COLLECTION continued . . .
CHINA	T30203CN02	12/4/2006	5764998			PENDING	9
9 - sunglasses; eyeglasses; eyeglass frames; eyeglass cases

JONES NEW YORK in Chinese characters

CHINA	T30372CN14	9/22/2006	5624538			PENDING	9
9 -

JONES NEW YORK MEN’S

QATAR	T00103QA01	3/3/2008	49507			PENDING	9
9 - Ophthalmic or prescription eyewear and sunglasses, and non-prescription eyewear and sunglasses, frames and eyewear related

JONES NEW YORK PETITE

QATAR	T00111QA00	3/3/2008	49508			PENDING	9
9 - Ophthalmic or prescription eyewear and sunglasses, and non-prescription eyewear and sunglasses, frames and eyewear related

JONES NEW YORK SIGNATURE

CHINA	T30181CN06	11/14/2008	7057681			PENDING	25
25 - Belts; layettes [clothing]; bathing suits; raincoat; costumes (masquerade-); gymnastic shoes; hats; hosiery; gloves [clothing]; scarves; chasubles; sashes for wear; wimples; maniples; caps (shower-); sleep masks; wedding dress.” as proposed.

MEXICO	T30181MX00	11/26/2010	1137679			PENDING	25
25 - All goods in Class

JONES WEAR

CHINA	T00118CN00	12/23/2008	7129062			PENDING	25
25 - Clothing; layettes [clothing]; bathing suits; raincoat; costumes (masquerade-); gymnastic shoes; shoes; hats; hosiery; gloves [clothing]; scarves; leather belts [clothing]; chasubles; sashes for wear; wimples; maniples; caps (shower-); sleep masks; wedding dress.

CHINA	T00118CN01	5/31/2010	8347017			PENDING	25
25 - raincoats, wimples, shower caps, sleep masks, wedding dress, maniples, gymnastic shoes, chasubles, sashes for wear”.
CHINA	T00118CN02	1/11/2011	NA			PENDING	25
25 - Clothing; layettes [clothing]; bathing suits; raincoat; costumes (masquerade-); gymnastic shoes; shoes; hats; hosiery; gloves [clothing]; scarves; leather belts [clothing]; chasubles; sashes for wear; wimples; maniples; caps (shower-); sleep masks; wedding dress.

Owner Trademark Image	Printed:	4/7/2011	Page	12

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

JUDITH JACK

CHILE	T30044CL00	10/1/2001	544452			PENDING	14,18,25
14 - Jewelry and Watches
18 - Handbags
25 - Belts
TRINIDAD & TOBAGO	T30044TT00	10/16/2001	32343			PENDING	14,18,25
14 - Jewelry and watches
18 - Handbags
25 - belts

KASPER

CHINA	T30402CN00	12/16/2008	7115789			PENDING	18
18 - Animal skins; handbags, shoulder bags, clutches, satchels, duffel bags, overnight bags; wallets, key cases [leatherware], purses, coin purses, checkbook holders (made by leather), cosmetic cases sold empty; coverings of skins [furs]; leather straps; fur-skins; umbrellas; walking sticks; clothing for pets; sausages (gut for making).

CHINA	T30402CN01	12/16/2008	7115788			PENDING	25
25 - Clothing; layettes [clothing]; bathing suits; raincoat; costumes (masquerade-); gymnastic shoes; shoes; hats; hosiery; gloves [clothing]; scarves; leather belts [clothing]; chasubles; sashes for wear; wimples; maniples; caps (shower-); sleep masks; wedding dresses.

INDIA	250608	9/27/2005	1387766			PENDING	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, footwear, headgear.

KASPER A.S.L.

EUROPEAN UNION	118448	6/20/2001	2276210			PENDING	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments; jewelry made of precious metals or coated therewith, namely ankle bracelets, identification bracelets, bracelets, belt buckles, brooches, chains, charms, ear clips, cufflinks, earrings, hat ornaments, money clips, necklaces, ornamental pins, pendants, rings, tie clips, tie pins, tie tacks, wedding bands — all made of precious metal or coated therewith; costume jewelry; watches, parts and accessories thereof, namely wrist watches, stop watches, watch fobs, pocket watches; watch bands, watch straps, watch bracelets, watch chains, watch cases, watch movements; clocks, namely wall clocks, table clocks, alarm clocks

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; parasols and walking sticks; whips, harness and saddlery; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), leather shoulder belts, grooming kits (sold empty), wallets, billfolds, credit card cases, business card cases, key cases, passport cases, coin purses, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, satchels, suitcases, luggage, trunks; umbrellas; beach umbrellas

25 - Clothing, namely coats, overcoats, trench coats, fur coats, capes, raincoat, ponchos, anoraks, parkas, blazers, jackets, cardigans, boleros, sport coats, wind resistant jackets, fur stoles, suits, vests, dresses, caftans, evening gowns, cocktail dresses, jumpers, skirts, evening skirts and tops, pants, slacks, trousers, jeans, dungarees, jumpsuits, overalls, coveralls, flight suits, jogging suits, sweat pants, shorts, skorts, rompers, culottes, sweaters, pullovers, jerseys, shirts, formal shirts, blouses, tunics, sweatshirts, T-shirts, halter tops, tank tops, bodysuits, unitards, camisoles, chemises, undershirts, slips, bustiers, garter belts, briefs, boxer shorts, bloomers, underpants, panties, thermal underwear, lingerie, nightgowns, night shirts, negligees, robes, pajamas, aprons, hosiery, pantyhose, tights, knee high stockings, leg warmers, leggings, socks, neckties, bow ties, ascots, pocket squares, handkerchiefs, scarves, shawls, neckerchiefs, gloves, mittens, belts, sashes, cummerbunds, swimwear, bathing suits, beach robes, beachwear, sarongs, ski apparel, ski suits, ski bibs, ski pants, ski gloves, thermal socks, golf apparel, golf shirts, golf pants, golf shorts, golf gloves, tennis apparel, tennis shirts, tennis pants, tennis shorts, tennis gloves, infant wear, creepers, snow suits, bibs, booties, pinafores, playsuits; headwear, namely hats, caps, berets, earmuffs, hoods, head bands; footwear, namely shoes, sandals, boots, high boots, hiking boots, slippers, galoshes, sneakers, athletic footwear, golf shoes, tennis shoes

Owner Trademark Image	Printed:	4/7/2011	Page	13

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

L.E.I.

BANGLADESH	T30162BD00	7/13/1999	60707			PENDING	25
25 - Apparel footwear and headgear
MEXICO	T30162MX00	8/31/2001	504822			PENDING	25
25 - Apparel footwear and headgear
VENEZUELA	T30162VE00	10/1/1999	99012452			PENDING	25
25 - Apparel footwear and headgear

L.E.I. Design

BANGLADESH	T30155BD00	7/13/1999	60708			PENDING	25
25 - Apparel footwear and headgear
BRAZIL	T30155BR00	8/18/1999	821574442			PENDING	25
25 - Apparel footwear and headgear

L.E.I. LIFE ENERGY INTELLIGENCE Design

BANGLADESH	T30154BD03	2/28/1999	59014			PENDING	25
25 - Apparel footwear and headgear
EGYPT	T30154EG04	6/18/2005	160309			PENDING	25
25 - apparel

L.E.I. LIFE ENERGY INTELLIGENCE full updated logo

MEXICO	T30154MX09	8/31/2001	504816			PENDING	25
25 - Apparel footwear and headgear

l.e.i. (stylized)

INDIA	T30154IN01	7/15/1999	866124			PENDING	025
025 - Apparel footwear and headgear
MEXICO	T30154MX25	10/16/2008	968201			PENDING	25
25 - Clothing, footwear, headgear

L.E.I. [365]

CHINA	T30478CN00	2/1/2009	7186270			PENDING	25
25 - Tops and Bottoms

Owner Trademark Image	Printed:	4/7/2011	Page	14

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

L.E.I. Design

VENEZUELA	T30162VE01	10/1/1999	99012451			PENDING	25

25 - Apparel footwear and headgear

L.E.I. LIFE ENERGY INTELLIGENCE

ARGENTINA	T30310AR00	6/1/2010	3006578			PENDING	25

25 - apparel, footwear, headgear

l.e.i. LIFE ENERGY INTELLIGENCE and Design

CANADA	T30157CA02	5/11/2001	1102770			ALLOWED	3,35
3 - 1) Cosmetics, namely, foundations, eye shadows, eyeliners, eye pencils, mascara, cheek powders and blush, lipsticks, lip gloss, lip stick sealers, lip balms, makeup remover, nail polish, nail polish base coat, nail polish top coat, nail hardener and nail polish remover; perfume and toiletries, namely, perfumes, colognes, eau de toilette, toilet milks, dusting body powders, bath powders, talcum powders, body deodorants for personal use; bath and body preparations, namely, toilet and bath soaps, lotions and oils, sun tanning creams, skin toners, skin moisturizers, cleansing and moisturizing creams, cleansing and tonic lotions; facial creams, facial lotions, and beauty masks; eyewear, namely, eyeglasses, eyeglass frames, eyeglass lenses, eyeglass cases, sunglasses, monocles, goggles; baseball helmets, bicycle helmets, football helmets, skateboard helmets; watches and jewelry; backpacks, beach bags, book bags, briefcase type portfolios, duffel bags, fanny packs, gym bags, handbags, leather shopping bags, leather cases for business travel or leisure, luggage, mesh shopping bags, purses, rucksacks, school bags, school satchels, suitcases, textile shopping bags, tote bags, traveling bags, and wallets; sporting goods, namely, archery bows, archery strings, bow string wax, archery arrows, archery targets, target faces, arm guards, archery quivers, athletic gloves, namely, weightlifting gloves, skateboard gloves, scuba gloves, field hockey gloves, ice hockey gloves, boxing gloves, batting gloves, bicycle gloves, baseball gloves, bowling gloves, golf gloves, handball gloves, racquetball gloves, soccer gloves, squash gloves, swimming gloves, basketball backboards, badminton nets, badminton shuttlecocks, baseball mitts, basketball nets, bats, namely, baseball bats and softball bats, baseball batting tees, catcher’s masks, paddle ball games, balloons, balls, namely, handballs, lacrosse balls, racquetballs, rubber action balls, rugby balls, squash balls, basketballs, table tennis balls, field hockey balls, playground balls, tether balls, softballs, tennis balls, bowling balls, golf balls, footballs, soccer balls, volleyballs, exercise banners, gymnastic banners, exercise bars, starting blocks, body boards, body board leashes, body board fins, body board straps, bowling ball bags, bowling ball covers, bowling pins, bobsleds, boxing bags, flying discs, croquet sets, football body protectors, golf clubs, golf club heads, golf club inserts, golf club shafts, grip tape for golf clubs, golf club head covers, golf club bags, divot repair tools for golfers, golf bag tags, golf ball markers, golf tees, pads for athletic use, namely, field hockey pads, ice hockey pads, karate shin pads, football shoulder pads, skateboard pads, elbow guards for athletic use, shoulder guards for athletic use, arm guards for athletic use, knee guards for athletic use, leg guards for athletic use, shin guards for athletic use, exercise machines, exercise treadmills, exercise benches, exercise weights, athletic shoe laces, face masks, karate head guards, hockey pucks, ice hockey sticks, field hockey sticks, horseshoes, horseshoe stakes, masks, namely, scuba diving masks, skin diving masks, ice hockey masks, field hockey masks, swim masks, pumps for inflatable sports equipment, rackets, namely, badminton rackets, racquetball rackets, squash rackets, tennis rackets, racket strings, tennis racket strings, sail boards, scuba equipment, namely, scuba fins, scuba flippers, scuba snorkels, snorkels, skateboards, skateboard equipment, namely, trucks for skateboards, wheels for skateboards, ice skates, in-line skates, roller skates, snow skis, ski wax, ski poles, ski bindings, snow boards, snow board bindings, softball mitts, soccer ball nets, racket covers, namely, badminton racket covers, tennis racket covers, squash racket covers, surfboards, surfboard equipment, namely, surfboard fins, surfboard wax, surfboard leashes, swim floats for recreational use, swim goggles, swim boards, table tennis paddles, table tennis nets, table tennis tables, tennis nets, athletic tape, tetherball poles, volleyball nets, volleyball standards, water-skis, water-ski bindings, water-ski bridges, water-ski ropes, water-ski carrying cases, water-ski wax, wax, and weightlifting belts.

SERVICES:
35 - 1) Operation of retail clothing stores, retail apparel stores, retail shoes stores, retail jewelry stores, boutiques in department stores; on-line retail store services featuring clothing, apparel, footwear, cosmetics, perfume, toiletries, eyewear, watches, jewelry, leather goods and sporting goods

LIFE ENERGY INTELLIGENCE

BANGLADESH	T30157BD00	7/13/1999	60706			PENDING	25
25 - Apparel footwear and headgear

Owner Trademark Image	Printed:	4/7/2011	Page	15

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
LIFE ENERGY INTELLIGENCE continued . . .
INDIA	T30157IN00	7/15/1999	866125			PENDING	25
25 - Apparel footwear and headgear

LIFE ENERGY INTELLIGENCE L.E.I. Jeans Design

MEXICO	T30154MX11	8/31/2001	396247			PENDING	25
25 -

Lion Head Design

BOSNIA	T30406BA00	12/10/2010	BAZ1015266A			PENDING	18,25,35
18 - Handbags and Small leather Goods
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

35 - Retail Store Serices
CHINA	T30406CN02	4/7/2009	7307590			PENDING	14
14 - Jewelry and Watches
CHINA	T30406CN03	4/7/2009	7307591			PENDING	25
25 - Belts (clothing); footwear; shoes; boots; sandals; slippers; gloves [clothing], jackets [clothing]; sheer leg wear; casual leg wear.shirts, skirts, stoles, sleepwear, socks, swimwear and vests.blouses, camisoles, coats; jmufflers, pants, scarves,

CHINA	T30406CN04	4/7/2009	7307592			PENDING	35
35 - Advertising and publicity services;Sales promotion (for others).
CHINA	T30406CN05	6/25/2010	8423579			PENDING	14
14 - Jewelry and Watches
CROATIA	T30406HR00	12/10/2010	Z20102264A			PENDING	18,25,35
18 - Handbags and Small leather Goods
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

35 - Retail Store Serices
MACEDONIA	T30406MK00	12/10/2010	TM20101396			PENDING	18,25,35
18 - Handbags and Small leather Goods
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

35 - Retail Store Serices
MEXICO	T30406MX05	5/18/2010	1090292			PENDING	9
9 - Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signaling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus.

MONTENEGRO	T30406ME00	12/9/2010	Z4472010			PENDING	18,25,35
18 - Handbags and Small leather Goods
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

35 - Retail Store Serices
SERBIA	T30406RS00	12/8/2010	Z20202010			PENDING	18,25,35
18 - Handbags and Small leather Goods
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

35 - Retail Store Services

Owner Trademark Image	Printed: 4/7/2011 Page 16

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NAPIER

MEXICO	T30005MX01	3/29/2005	709121			PENDING	14

14 - SEE FILE FOR LIST OF FILED-FOR GOODS.

RACHEL ROY SIGNATURE

CANADA	T30504CA02	4/29/2010	1478999			PENDING	25

25 - skirts, pants, shorts, jackets, dresses, shirts, blouses, coats and vests
RACHEL RACEL ROY
CANADA	T30504CA00	4/29/2010	1479006			PENDING	14,25,18

14 - jewelry
25 - Footwear; skirts, pants, shorts, jackets, dresses, shirts, blouses, coats and vests
18 - Hanbags

RACHEL RACHEL ROY

BAHRAIN	T30488BH03	6/26/2010	82024			PENDING	14

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
BAHRAIN	T30488BH04	6/26/2010	82025			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags;
handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

BAHRAIN	T30488BH05	6/26/2010	82026			PENDING	25

25 - Clothing, jackets, scarves, footwear, belts, headgear
CHINA	T30488CN00	12/29/2010	7978851			PENDING	14

14 - jewelry
CHINA	T30488CN02	5/31/2010	8354563			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags;
handbags;key cases; wallets;umbrellas, parasols and walking sticks; whips, harness and saddlery.

CHINA	T30488CN03	5/31/2010	8354562			PENDING	25

25 - Clothing, jackets, scarves, footwear, belts, headgear
CHINA	T30488CN06	12/29/2010	9001184			PENDING	25

25 - Clothing, jackets, scarves, footwear, belts, headgear
EGYPT	T30488EG03	7/14/2010	249611			PENDING	14

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
EGYPT	T30488EG04	7/14/2010	249612			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags;
handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

Owner Trademark Image	Printed: 4/7/2011 Page 17

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
RACHEL RACHEL ROY continued . . .
EGYPT	T30488EG05	7/14/2010	249613			PENDING	25

25 - Clothing, jackets, scarves, footwear, belts, headgear
INDONESIA	T30488ID00	6/18/2010	022357			PENDING	14,18,25

14 - Jewelry and Watches
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, jackets, scarves, footwear, belts, headgear
ISRAEL	T30488IL03	5/10/2010	229864			PENDING	14

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
ISRAEL	T30488IL04	5/10/2010	229865			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

ISRAEL	T30488IL05	5/10/2010	229866			PENDING	25

25 - Clothing, jackets, scarves, footwear, belts, headgear
JAPAN	T30488JP07	5/7/2010	035620			PENDING	9,14,18
							25

9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, jackets, scarves, footwear, belts, headgear
KUWAIT	T30488KW01	1/27/2011	117972			PENDING	25

25 -
KUWAIT	T30488KW04	1/27/2011	117970			PENDING	14

14 -
KUWAIT	T30488KW05	1/27/2011	117971			PENDING	18

18 -
LEBANON	T30488LB02					MAILED	14,18,25

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches;
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags;
key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, jackets, scarves, footwear, belts, headgear
QATAR	T30488QA03	6/22/2010	62827			PENDING	14

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
QATAR	T30488QA04	6/22/2010	62828			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags;
key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

QATAR	T30488QA05	6/22/2010	62829			PENDING	25

25 - Clothing, jackets, scarves, footwear, belts, headgear
SAUDI ARABIA	T30488SA03	6/23/2010	156464			PENDING	14

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
SAUDI ARABIA	T30488SA04	6/23/2010	156465			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags;
handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

Owner Trademark Image	Printed: 4/7/2011 Page 18

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
RACHEL RACHEL ROY continued . . .
SAUDI ARABIA	T30488SA05	6/23/2010	156466			PENDING	25

25 - Clothing, jackets, scarves, footwear, belts, headgear
SYRIA	T30488SY03	7/8/2010	7357			PENDING	14

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
SYRIA	T30488SY04	7/8/2010	7358			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags;
handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

SYRIA	T30488SY05	7/8/2010	7359			PENDING	25

25 - Clothing, jackets, scarves, footwear, belts, headgear
TAIWAN	T30488TW04	1/15/2010	99001902			PENDING	18

18 -
THAILAND	T30488TH04	5/24/2010	767589			PENDING	14

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
THAILAND	T30488TH05	5/24/2010	767590			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags;handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

THAILAND	T30488TH06	5/24/2010	767591			PENDING	25

25 - Clothing, jackets, scarves, footwear, belts, headgear
THAILAND	T30488TH07	5/24/2010	767588			PENDING	9

9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

TURKEY	T30488TR01	1/21/2011	2011/05114			PENDING	14,18,25

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches;
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, footwear, headgear; clothing, namely, pants, jeans, t-shirts, shorts, jean shorts, sweaters, jackets, sweat shirts, sweat pants, vests, belts, coats and footwear.
UKRAINE	T30488UA03	5/5/2010	m201006866			PENDING	14,18,25

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags;handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, jackets, scarves, footwear, belts, headgear
UNITED ARAB EMR	T30488AE03	5/9/2010	142247			PENDING	14

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
UNITED ARAB EMR	T30488AE04	5/9/2010	142248			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags;handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

UNITED ARAB EMR	T30488AE05	5/9/2010	142249			PENDING	25

25 - Clothing, jackets, scarves, footwear, belts, headgear

Owner Trademark Image	Printed: 4/7/2011 Page 19

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
RACHEL ROY

CHINA	T30496CN00	7/30/2010	8527646			PENDING	18

18 - Handbags; key cases [leatherwear]; wallets (pocket-); leather, unworked or semi-worked; coverings of skins [furs]; leather shoulder belts; fur; umbrellas; walking sticks; harness fittings; gut for making sausages.

LEBANON	T30496LB00					MAILED	14,18,25

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches;
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, jackets, scarves, footwear, belts, headgear
PHILIPPINES	T30496PH00	5/6/2010	42010500627			PENDING	09,14,18
							25

09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, jackets, scarves, footwear, belts, headgear
SOUTH KOREA	T30496KR00	6/10/2010	40201030674			PENDING	9,14,18

25
9 - Eyeglasses and sunglasses; cases, chains, frames, cords, and holders for eyeglasses and sunglasses
14 - Precious metals and alloys of precious metal; accessories (jewelry) of precious metal and coated therewith, trinkets of precious metal and coated therewith, and ornaments of precious metal and coated therewith; rings of precious metal, earrings of precious metal, necklaces of precious metal, bracelets of precious metal, and tie clips of precious metal; precious stones; watches and clocks

18 - Leather and imitations of leather; leather boxes, leather key chains, and leather key holders; animal skins and raw hides; bags, traveling trunks, traveling bags, handbags; key cases [leather ware], and wallets; umbrellas, parasols and walking sticks; whips, harness

25 - Clothing, jackets, scarves, footwear, belts (clothing), hats and caps
TURKEY	T30496TR00	1/21/2011	2011/05118			PENDING	14,18,25

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches;
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, footwear, headgear; clothing, namely, pants, jeans, t-shirts, shorts, jean shorts, sweaters, jackets, sweat shirts, sweat pants, vests, belts, coats and footwear.

RACHEL ROY NEW YORK

BAHRAIN	T30488BH00	6/26/2010	82027			PENDING	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
BAHRAIN	T30488BH01	6/26/2010	82028			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

BAHRAIN	T30488BH02	6/26/2010	82029			PENDING	25

25 - Clothing, jackets, scarves, footwear, belts, headgear
CANADA	T30488CA00	4/29/2010	1479005			PENDING	25

25 - skirts, pants, shorts, jackets, dresses, shirts, blouses, coats and vests
CHINA	T30488CN01	1/8/2010	7978852			PENDING	14

14 - jewelry

Owner Trademark Image	Printed: 4/7/2011 Page 20

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
RACHEL ROY NEW YORK continued . . .
CHINA	T30488CN04	5/31/2010	8354561			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags;
handbags;key cases; wallets;umbrellas, parasols and walking sticks; whips, harness and saddlery.

CHINA	T30488CN05	5/31/2010	8354560			PENDING	25

25 - Clothing, jackets, scarves, footwear, belts, headgear
EGYPT	T30488EG00	7/14/2010	249614			PENDING	14

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
EGYPT	T30488EG01	7/14/2010	249615			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags;
handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

EGYPT	T30488EG02	7/14/2010	249616			PENDING	25

25 - Clothing, jackets, scarves, footwear, belts, headgear
FEDERATION OF	T30488RU00	6/10/2010	2010718849			PENDING	25
25 - Clothing, jackets, scarves, footwear, belts, headgear
INDONESIA	T30488ID03	6/18/2010	022355			PENDING	14,18,25

14 - Jewelry and Watches
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags;
handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, jackets, scarves, footwear, belts, headgear
ISRAEL	T30488IL00	5/10/2010	229861			PENDING	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
ISRAEL	T30488IL01	5/10/2010	229862			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags;
handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

ISRAEL	T30488IL02	5/10/2010	229863			PENDING	25

25 - Clothing, jackets, scarves, footwear, belts, headgear
JAPAN	T30488JP00	5/7/2010	035619			PENDING	9,14,18
							25,26

9 - Spectacles (eyeglasses and goggles) designed in the USA

14 - Precious metals designed in the USA; Personal ornaments designed in the USA; Unwrought and semi-wrought precious stones and their imitations designed in the USA; Clocks and watches designed in the USA; Jewelry designed in the USA; earrings designed in the USA; rings designed in the USA; necklaces designed in the USA; pendants designed in the USA; bracelets designed in the USA; charms for charm bracelets designed in the USA; brooches designed in the USA; ankle bracelets designed in the USA; hair ornaments designed in the USA

18 - Bags and the like; Pouches and the like; Vanity cases (not fitted); Umbrellas and their part; Walking stick; Canes; Metal parts of canes and walking-sticks; Handles of canes and walking-sticks; Saddlery; Leather and fur (unworked or semi-worked); Handbags made of fabric, leather or imitations of leather; Wallets made of fabric, leather or imitations of leather; Purses made of fabric, leather or Bags and the like designed in the USA; Pouches and the like designed in the USA; Vanity cases (not fitted) designed in the USA; Umbrellas and their part designed in the USA; Walking stick designed in the USA; Canes designed in the USA; Metal parts of canes and walking-sticks designed in the USA; Handles of canes and walking-sticks designed in the USA; Saddlery designed in the USA; Leather and fur (unworked or semi-worked) designed in the USA; Handbags made of fabric, leather or imitations of leather designed in the USA; Wallets made of fabric, leather or imitations of leather designed in the USA; Purses made of fabric, leather or imitations of leather designed in the USA; Coin purses made of fabric, leather or imitations of leather designed in the USA; Make-up bags sold empty made of fabric, leather or imitations of leather designed in the USA; Key cases made of fabric, leather or imitations of leather designed in the USA

25 - Clothing designed in the USA ; Garters designed in the USA; Sock suspenders designed in the USA; Suspenders (braces) designed in the USA; Waistbands designed in the USA; Belts for clothing; Footwear (other than boots, for sports) designed in the USA; Masquerade costumes designed in the USA; Clothes for sports designed in the USA; Boots for sports designed in the USA

26 - Hair ornaments designed in the USA

Owner Trademark Image	Printed: 4/7/2011 Page 21

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
RACHEL ROY NEW YORK continued . . .
KUWAIT	T30488KW00	1/27/2011	117967			PENDING	14

14 -
KUWAIT	T30488KW02	1/27/2011	117968			PENDING	18

18 -
KUWAIT	T30488KW03	1/27/2011	117969			PENDING	25

25 -
MEXICO	T30488MX00	8/6/2010	1114011			PENDING	14

14 - jewelry and watches
QATAR	T30488QA00	6/22/2010	62824			PENDING	14

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
QATAR	T30488QA01	6/22/2010	62825			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags;
handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

QATAR	T30488QA02	6/22/2010	62826			PENDING	25

25 - Clothing, jackets, scarves, footwear, belts, headgear
SAUDI ARABIA	T30488SA00	6/23/2010	156461			PENDING	14

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
SAUDI ARABIA	T30488SA01	6/23/2010	156462			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags;
handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

SAUDI ARABIA	T30488SA02	6/23/2010	156463			PENDING	25

25 - Clothing, jackets, scarves, footwear, belts, headgear
SYRIA	T30488SY00	7/8/2010	7354			PENDING	14

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
SYRIA	T30488SY01	7/8/2010	7355			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags;
handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

SYRIA	T30488SY02	7/8/2010	7356			PENDING	25

25 - Clothing, jackets, scarves, footwear, belts, headgear
TAIWAN	T30488TW00	6/3/2010	99026759			PENDING	25

25 - Clothing, jackets, scarves, footwear, belts, headgear
TAIWAN	T30488TW02	1/15/2010	99001910			PENDING	18

18 -
THAILAND	T30488TH00	5/24/2010	767584			PENDING	09

09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

THAILAND	T30488TH01	5/24/2010	767585			PENDING	14

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
THAILAND	T30488TH02	5/24/2010	767586			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags;
handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

THAILAND	T30488TH03	5/24/2010	767587			PENDING	25

25 - Clothing, jackets, scarves, footwear, belts, headgear

Owner Trademark Image	Printed: 4/7/2011 Page 22

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
RACHEL ROY NEW YORK continued . . .
TURKEY	T30488TR00	1/21/2011	2011/05097			PENDING	14,18,25

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches;
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, footwear, headgear; clothing, namely, pants, jeans, t-shirts, shorts, jean shorts, sweaters, jackets, sweat shirts, sweat pants, vests, belts, coats and footwear.
UKRAINE	T30488UA00	5/5/2010	m201006865			PENDING	14,18,25

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, jackets, scarves, footwear, belts, headgear
UNITED ARAB EMR	T30488AE00	5/9/2010	142244			PENDING	14

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
UNITED ARAB EMR	T30488AE01	5/9/2010	142245			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

UNITED ARAB EMR	T30488AE02	5/9/2010	142246			PENDING	25

25 - Clothing, jackets, scarves, footwear, belts, headgear

RACHEL ROY SIGNATURE

CHINA	T30495CN00	1/8/2010	7978853			PENDING	14

14 - jewelry
TAIWAN	T30495TW00	1/15/2010	99001906			PENDING	18

18 -

THE ORIGINAL L.E.I. DENIM JEANS Design

MEXICO	T30162MX03	8/31/2001	504812			PENDING	25

25 - Apparel footwear and headgear

WEAREVER GIRL

CANADA	T30519CA00	11/4/2010	1502256			PENDING	25

25 - tops, bottoms, jackets, outerwear, legwear, scarves, hats, gloves, belts and dresses
			END OF REPORT		TOTAL ITEMS SELECTED =		257

Foreign Applications
Nine West Development Corp.

Owner Trademark Image	Printed: 4/7/2011 Page 1

Foreign
Status:	PENDING

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

9 DEGREES NINE WEST & Design

CHINA	T30526CN00	3/31/2011	TBD			PENDING	18

18 - Leather and imitations of leather; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags; coverings of skins [furs]; leather shoulder belts; sausages (Gut for making -)

CHINA	T30526CN01	3/31/2011	TBD			PENDING	25

25 - Clothing, footwear and headgear; layettes [clothing]; motorists’ clothing; waterproof clothing; costumes (masquerade -); football shoes; stockings; gloves [clothing]; neckties; suspenders; chasubles; sashes for wear; wimples; maniples; shower caps; sleep masks; wedding

EUROPEAN UNION	T30526EU00	3/21/2011	009827171			PENDING	18,25

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, footwear, headgear
HONG KONG	T30526HK00	3/23/2011	301866925			PENDING	18,25

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags, purses, satchels, shoulder bags, packs, cases, billfolds, wallets, key fobs, key cases, suitcases, briefcases, totes, backpacks, packsacks, knapsacks, toiletry articles cases; small leather goods; umbrellas, parasols and walking sticks; shoulder belts, whips, harness and saddlery.

25 - Clothing, footwear, headgear
MACAO	T30526MO00	3/30/2011	TBD			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

MACAO	T30526MO01	3/30/2011	TBD			PENDING	25

25 - Clothing, footwear, headgear
VIETNAM	T30526VN00	3/29/2011	4-2011-05640			PENDING	18,25

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes (including purses, satchels, shoulder bags, packs, cases, billfolds, wallets, key cases (leatherware), suitcases, briefcases, totes, backpacks, packsacks, knapsacks, cases of leather or leatherboard, toiletry articles cases, not fitted ; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags

25 - Clothing, footwear, headgear (not included in other classes)

9 WEST & CO. OUTLET

MEXICO	T20009MX01	2/7/2003	587402			PENDING	42

42 - Retail Store Seervices

ANTI-GRAVITY

BRAZIL	3834/0447	3/27/2000	822585863			PENDING	25

25 - Footwear

Owner Trademark Image	Printed: 4/7/2011 Page 2

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BANDOLINO (Stylized)

MALAYSIA	3834/0364MY	10/29/1997	MA/15471/97			PENDING	18

18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks.

BANDOLINO (Word Mark)

ARGENTINA	T00012AR00	10/7/2004	2.546.332			PENDING	35

35 - The bringing together, for the benefit of others, of a variety of goods (excluding the transport thereof), enabling consumers to conveniently view and purchase those goods”, which is an acceptable description for the Trademark Office.

BAHAMAS	T00012BS00	8/8/2002	25,228			PENDING	37

37 - All Goods in Local Class
BAHAMAS	T00012BS01	8/8/2002	25,229			PENDING	25

25 - Clothing and headgear (local class 38)
BOSNIA	T00012BA00	8/10/2010	BAZ1015005A			PENDING	18,25,35

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
BRAZIL	3834/0407	10/28/1999	822145677			PENDING	25
25 - Footwear
CHINA	T00012CN0	8/6/2004	4207865			PENDING	18

18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, travel bags, umbrellas and walking
CROATIA	T00012HR00	8/10/2010	Z20101465A			PENDING	18,25,35

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
EL SALVADOR	3834/0503	3/15/2000	1858/2000			PENDING	25

25 - Clothing, including boots, shoes and slippers.
FEDERATION OF	T00012RU00	3/18/2005	2005705899			PENDING	09,14,18
							25,35

09 - Eyewear, sunglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
14 - Jewelry and watches
18 - Handbags, purses, attaché cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, luggage, cosmetic bags sold empty, briefcase type portfolios, and umbrellas; small leather goods, namely clutch purses, leather key cases, key fogs, credit card cases sold empty, change purses, wallets, business card cases and passport cases.

25 - Footwear, clothing, and headgear including, clothing, namely pants, skirts, dresses, shirts, blouses, vests, shorts, sweaters, suits, blazers, jeans, vests, tank tops, t-shirts, and neckwear; active wear, namely sweatshirts, sweatpants, and warm-up jackets; outerwear and rainwear, namely jackets, coats, capes, furs, parkas and ponchos; sleepwear, namely, pajamas, nightshirts, nightgowns and robes; intimate apparel; hosiery, namely, pantyhose, socks, leotards, tights and leggings; swimwear; cold weather accessories, namely shawls; caps, hats, scarves, mittens, gloves and earmuffs; footwear, namely shoes boots, sandals, sneakers and slippers; and belts.

35 - Sales promotion (for others), including retail store services and online retail store services.
MACAO	T00012MO02	8/26/2004	N14779			PENDING	35

35 - All services in class
MACEDONIA	T00012MK00	8/10/2010	2010/931			PENDING	18,25,35

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.

Owner Trademark Image	Printed: 4/7/2011 Page 3

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BANDOLINO (Word Mark) continued . . .
MALAYSIA	T00012MY00	8/11/2004	04011684			PENDING	35

35 - Retail Store Services
MONTENEGRO	T00012ME00	8/10/2010	Z-2010/286			PENDING	18,25,35

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
PANAMA	T00012PA01	2/26/2003	125860			PENDING	25

25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

PHILIPPINES	T00012PH01	8/31/2004	4-2004-008032			PENDING	18

18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags; umbrellas and walking sticks.
THAILAND	T00012TH01	8/13/2004	562268			PENDING	35

35 - The bringing together, for the benefits of others, of a variety of goods, enabling customers to conveniently view and purchase those

BOUTIQUE 9

AZERBAIJAN	T30441AZ00	6/6/2008	TBD			PENDING	14,18,25

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments;
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; handbags; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery;

25 - Clothing, footwear, headgear;
BAHAMAS	T30441BS00	4/19/2007	30,500			PENDING	14

14 - Jewelry
BAHAMAS	T30441BS01	4/19/2007	30,501			PENDING	18

18 - Handbags and small leather goods (Local Class 37)
BAHAMAS	T30441BS02	4/19/2007	30,502			PENDING	25

25 - Clothing, footwear and headgear (Local Class 38)
BOSNIA	T30441BA00	8/10/2010	BAZ1015004A			PENDING	18,25,35

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
CANADA	T30441CA00	1/4/2007	1,330,196			PENDING	14,18,25

14 - Jewelry;
18 - Handbags and small leather goods;
25 - Footwear
CHINA	T30441CN01	1/5/2007	5830448			PENDING	18

18 - Handbags; cheque wallets (made of leather); leather leads; leather thongs; leather; imitation leather; furs; umbrellas; walking sticks; clothing for pets; gut for making sausages
CHINA	T30441CN02	1/5/2007	5830449			PENDING	25

25 - Clothing, footwear, headgear
COSTA RICA	T30441CR00	2007-2523				PENDING	14

14 - Jewelry
COSTA RICA	T30441CR01	2007-2521				PENDING	25

25 -
COSTA RICA	T30441CR02	2007-2522				PENDING	18

18 -

Owner Trademark Image	Printed: 4/7/2011 Page 4

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BOUTIQUE 9 continued . . .
CROATIA	T30441HR00	8/10/2010	Z20101466A			PENDING	18,25,35

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
CYPRUS	T30441CY00	1/16/2007	74315			PENDING	14

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
CYPRUS	T30441CY01	1/16/2007	73416			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

CYPRUS	T30441CY02	1/16/2007	73417			PENDING	25

25 - Clothing, footwear, headgear
EL SALVADOR	T30441SV00	1/4/2007	33382			PENDING	14

14 - Jewelry
EL SALVADOR	T30441SV01	1/4/2007	33383			PENDING	18

18 - Handbags and small leather goods
EL SALVADOR	T30441SV02	1/4/2007	33384			PENDING	25

25 - Clothing, footwear, headgear
GUATEMALA	T30441GT02	1/10/2007	M-157-2007			PENDING	25

25 - Clothing, footwear and headgear
INDIA	T30441IN00	1/12/2007	1523476			PENDING	14,18,25

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

25 - Clothing, footwear and headgear
ISRAEL	T30441IL01	1/7/2007	196726			PENDING	18

18 - Handbags and small leather goods
ISRAEL	T30441IL02	1/7/2007	196727			PENDING	25

25 - Clothing, footwear and headgear
JAMAICA	T30441JM00	1/4/2007	049697			PENDING	14,18,25

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

25 - Clothing, footwear, headgear
JAPAN	T30441JP00	1/4/2007	000030/2007			PENDING	14,18,25

14 - Jewelry, personal ornaments, unwrought and semi-wrought precious stones and their imitations, precious metals, keyrings of leather, other keyrings, jewel cases, trophies, commemorative shields, shoe ornaments of precious metal, watch bands and straps of leather, clocks and watches;

18 - Handbags, bags of leather, other bags and the like, card cases of leather, key cases of leather, business card cases of leather, small leather goods, pouches of leather, other pouches and the like, vanity cases, handbag frames, purse frames, horseshoes, industrial packaging containers of leather, clothing for domestic pets, umbrellas and their parts, walking-sticks, canes, metal parts of canes and walking-sticks, handles of canes and walking-sticks, saddlery, leather and fur;

25 - Clothing, headgear, footwear, garters, sock suspenders, suspenders, waistbands, belts for clothing, masquerade costumes, clothes for sports, shoes for sports;
KUWAIT	T30441KW00	2/15/2009	101378			PENDING	14

14 - Jewelry
KUWAIT	T30441KW01	2/15/2009	101379			PENDING	18

18 - Handbags

Owner Trademark Image	Printed: 4/7/2011 Page 5

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BOUTIQUE 9 continued . . .
LEBANON	T30441LB00	2/19/2007	109838			PENDING	14,18,25

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags and small leather goods; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, footwear and headgear
MACEDONIA	T30441MK00	8/10/2010	2010/929			PENDING	18,25,35

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
MALAYSIA	T30441MY02	1/29/2007	07001569			PENDING	14

14 - Jewelry
MONTENEGRO	T30441ME00	8/10/2010	Z-2010/287			PENDING	18,25,35

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
PANAMA	T30441PA00	4/25/2007	158990			PENDING	14

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
PANAMA	T30441PA01	4/25/2007	158991			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

PANAMA	T30441PA02	4/25/2007	158992			PENDING	25

25 - Clothing, footwear, headgear
TUNISIA	T30441TN00	3/23/2011	TN/E/2011/00483			PENDING	14,18,25

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
UNITED ARAB EMR	T30441AE00	96520				PENDING	14

14 - Jewelry
UNITED ARAB EMR	T30441AE01	96521				PENDING	18

18 - Handbags and small leather goods
UNITED ARAB EMR	T30441AE02	6/24/2007	96522			PENDING	25

25 - Clothing, footwear, headgear
VENEZUELA	T30441VE00	1/10/2007	00354/2007			PENDING	14

14 - All goods in class.
VENEZUELA	T30441VE01	1/10/2007	00352/2007			PENDING	18

18 - All goods in class.
VENEZUELA	T30441VE02	1/10/2007	00353/2007			PENDING	25

25 - Clothing, footwear, headgear

Owner Trademark Image	Printed:	4/7/2011	Page 6

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

CIRCA JOAN & DAVID

AUSTRALIA	T30233AU00	8/3/2009	1312931			PENDING	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear.
BAHRAIN	T30233BH01					MAILED	25
25 — Footwear
BOSNIA	T30233BA00	8/10/2010	BAZ1015005A			PENDING	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
COLOMBIA	T30233CO01	4/26/2005	T2005/039543			PENDING	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
CROATIA	T30233HR00	8/10/2010	Z20101467A			PENDING	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
INDONESIA	T30233ID03	12/26/2005	029539			PENDING	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
INDONESIA	T30233ID04	12/26/2005	029531			PENDING	25
25 - Footwear
INDONESIA	T30233ID05	12/26/2005	029529			PENDING	35
35 - Retail store services
MACEDONIA	T30233MK00	8/10/2010	2010/928			PENDING	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
MALAYSIA	T30233MY00	1/16/2004	200400635			PENDING	18
18 - Handbags
MALAYSIA	T30233MY01	1/16/2004	200400636			PENDING	25
25 - Footwear
MEXICO	T30233MX01	1/16/2004	637784			PENDING	25
25 - Footwear
MONTENEGRO	T30233ME00	8/10/2010	Z-2010/288			PENDING	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
THAILAND	T30233TH03	12/9/2005	612216			PENDING	18
18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
THAILAND	T30233TH05	12/9/2005	612218			PENDING	35
35 - Retail store services

Owner Trademark Image	Printed:	4/7/2011	Page 7

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

CIRCA JOAN & DAVID continued . . .
TURKEY	T30233TR01	8/15/2006	2006/39456			PENDING	03,14,18 25,35
03 - Cosmetics
14 - Jewelry
18 - Hanbags and small leather goods
25 - Clothing and Footwear
35 - Retail store services
VENEZUELA	T30233VE01	4/28/2005	05-8635			PENDING	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
VENEZUELA	T30233VE04	4/28/2005	05-8636			PENDING	25
25 - Footwear
VENEZUELA	T30233VE05	4/28/2005	86382005			PENDING	35
35 - Retail store services

CIRCA JOAN & DAVID & Design

CHINA	T30233CN13	1/15/2004	3888999			PENDING	18
18 - handbags and small leather goods
MALAYSIA	T30233MY02	1/16/2004	200400637			PENDING	18
18 - Handbags
MALAYSIA	T30233MY03	1/16/2004	200400638			PENDING	25
25 - Footwear
MEXICO	T30233MX03	1/16/2004	637786			PENDING	25
25 - Footwear
TAIWAN	T30233TW04	8/20/2003	092050350			PENDING	25
25 - Footwear
TAIWAN	T30233TW05	8/20/2003	092050349			PENDING	18
18 - Handbags

COMFORT 2 (Stylized)

GUATEMALA	T30243GT00	11/9/2004	8304-2004			PENDING	25
25 - Footwear
MALAYSIA	T30243MY00	11/2/2004	04016942			PENDING	25
25 - Footwear

DAVID & DAVID & Design

ISRAEL	T30233IL05	1/15/2004	169568			PENDING	18
18 - Handbags
MALAYSIA	T30233MY05	1/16/2004	200400639			PENDING	18
18 - Handbags

Owner Trademark Image	Printed:	4/7/2011	Page 8

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

E EASY SPIRIT LOGO

SOUTH KOREA	T20123KR00	3/23/2011	40-2011-14800			PENDING	25
25 - Clothing; footwear; hats and caps; belts for clothing

EASY PRO

ISRAEL	T30490IL00	4/2/2009	219809			PENDING	25
25 — Footwear

EASY SPIRIT

BRAZIL	T00055BR00	4/3/2003	825421543			PENDING	25
25 - Clothing, footwear and headgear
BRAZIL	T00055BR01	4/3/2003	825421551			PENDING	35
35 - Retail store services
BRAZIL	T20127BR0	4/3/2003	825412535			PENDING	18
18 — Handbags

EASY SPIRIT (Stylized)

BAHAMAS	T00057BS00	8/8/2002	25,226			PENDING	18
18 - All goods in local class 37.
CHINA	T00057CN02	9/30/2009	7739048			PENDING	18
18 - Gold beaters’ skin; Leather, unworked or semi-worked; Curried skins, Card cases [notecases]; Hat boxes of leather; Tool bags of leather [empty]; Travelling sets [leatherware]; Boxes of leather or leather board; Cases, of leather or leatherboard; Key cases [leatherware]; Check wallets (made of leather); Passport wallets (leather); Trimmings of leather for furniture; Leather twist; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; handbags.

VENEZUELA	T00057VE00	10/8/2004	16019/2004			PENDING	35
35 - Filed as a tradename for “a store engaged in the sale of products”.

EASY SPIRIT (Word Mark)

BAHAMAS	T00055BS01	8/8/2002	25,227			PENDING	25
25 - Clothing, headgear in local class 38
BOSNIA	T00055BA00	8/10/2010	BAZ10115002A			PENDING	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
CANADA	T00055CA02	5/17/2005	1,257,984			ALLOWED	18
18 - Handbags and footwear; small leather goods

Owner Trademark Image	Printed:	4/7/2011	Page 9

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EASY SPIRIT (Word Mark) continued . . .
COLOMBIA	T00055CO00	8/5/2005	T2005/077711			PENDING	14
14 - Jewelry and watches
COLOMBIA	T00055CO02	8/5/2005	T2005/077718			PENDING	25
25 - Clothing, footwear, headgear.
COLOMBIA	T00055CO04	8/5/2005	T2005/077707			PENDING	09
09 - Sunglasses and eyewear
CROATIA	T00055HR00	8/10/2010	Z20101468A			PENDING	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
HONDURAS	T00055HN03	5/13/2005	9900-05			PENDING	14
14 - Jewelry and watches
ISRAEL	T00055IL01	5/16/2005	180583			PENDING	14
14 - Jewelry and watches
ISRAEL	T00055IL02	5/16/2005	180586			PENDING	18
18 - Handbags, purses, attaché cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, luggage, cosmetic bags sold empty, briefcase type portfolios and umbrellas; small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport cases.

MACEDONIA	T00055MK00	8/10/2010	2010/930			PENDING	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
MONTENEGRO	T00055ME00	8/10/2010	Z-2010/289			PENDING	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.

EASYPRO

CANADA	T30483CA00	4/7/2009	1433818			PENDING	25
25 — Footwear

ENZO ANGIOLINI

BRAZIL	T15857BR00	4/3/2003	825421497			PENDING	18
18 — Handbags
ENZO ANGIOLINI (Word Mark)

BAHAMAS	T30224BS00	8/8/2002	25,230			PENDING	14
14 - Watches (Local Class 10)
BAHAMAS	T30224BS01	8/8/2002	25,232			PENDING	14
14 - Jewelry (Local Class 13)

Owner Trademark Image	Printed:	4/7/2011	Page 10

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ENZO ANGIOLINI (Word Mark) continued . . .
BAHAMAS	T30224BS02	8/8/2002	25,235			PENDING	09
09 - Eyeglass cases (Local Class 50)
BAHAMAS	T30224BS03	8/8/2002	25,231			PENDING	09
09 - Eyewear (Local Class 8)
BAHAMAS	T30224BS04	8/8/2002	25,233			PENDING	18
18 - Bags and Shoes (Local Class 37)
BAHAMAS	T30224BS05	8/8/2002	25,234			PENDING	25
25 - Clothing; headgear (Local Class 37)
BOSNIA	T30224BA00	8/10/2010	BAZ1015001A			PENDING	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
CHILE	T30224CL00	4/28/2004	645.320			PENDING	09,14,18
09 - Goods description not included in filing receipt
14 - Goods description not included in filing receipt
18 - Goods description not includednin filing receipt
CROATIA	T30224HR00	8/10/2010	Z20101469A			PENDING	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
ECUADOR	T30224EC00	11/19/2002	128232			PENDING	09
09 - Eye wear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
JORDAN	T30224JO02	3/27/2006	N/A			PENDING	25
25 — Clothing, footwear, headgear
MACEDONIA	T30224MK00	8/10/2010	2010/927			PENDING	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
MALAYSIA	3834/0610MY	10/7/1994	MA/9135/94			PENDING	25
25 - Shirts, T-shirts, tank tops, blouses, turtenecks, dresses, vests, sweaters, sweatshirts, sweatpants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, hats, scarves, kerchjiefs, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers.

MEXICO	T30224MX02	8/6/2004	670630			PENDING	09
09 - All kinds of glasses, including sunglasses, (not translated).
MONTENEGRO	T30224ME00	8/10/2010	Z-2010/290			PENDING	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
PUERTO RICO	T30224PR02	1/17/2003	68690			PENDING	14
14 - Jewelry and watches
TURKEY	T30224TR00	8/24/2006	TBD			PENDING	35
35 - The bringing together of a variety of goods, enabling customers to conveniently view and purchase those goods.

forever

MEXICO	T15901MX00	2/7/2003	587406			PENDING	42
42 - RETAIL STORE SERVICES

Owner Trademark Image					Printed:	4/7/2011	Page 11
COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

JOAN & DAVID
AUSTRALIA	T30233AU01	8/3/2009	TBD	PENDING	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear.
MACAO	T30233MO00	11/6/2006	N/25164	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; Cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils.

MACAO	T30233MO01	11/6/2006	N/25165	PENDING	18
18 - Handbags, knapsacks, traveling bags and other kinds of bags all made of leather and imitation leather; purses, credit card holders, billfolds, wallets, key fobs, key cases, toilet cases, pouches all made of leather and imitation leather; accessories for bags and purses.

MACAO	T30233MO02	11/6/2006	N/25166	PENDING	25
25 - Footwear, clothing, and headgear, including, jackets, coats, pants, skirts, dresses, blouses, knitwear, sweaters, jerseys, suits, shirts, scarves, belts, gloves, hats, and lingerie.

VENEZUELA	T30233VE00	10/15/1990	1742990	PENDING	25
25 - Ties, shirts, blouses, jackets, footwear
JOAN & DAVID in Chinese Characters
CHINA	T30429CN07	8/3/2006	5519650	PENDING	35
35 - Retail store services
LOVE FURY
ARUBA	T30522AB00	3/2/2011	TBD	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner; potpourri

AUSTRALIA	T30522AU00	3/29/2011	TBD	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner;

AZERBAIJAN	T30522AZ00	3/7/2011	TBD	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner; potpourri

BOSNIA	T30522BA00	3/3/2011	BAZ1115432A	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner;

CANADA	T30522CA00	2/24/2011	1,516,677	PENDING	03
03 - Bath gel; Bath salts; Deodorant for personal use; Eau de parfum; Eau de toilette; Hair conditioner; Lotions for Face, Body, Hands; Perfume; Shampoos; Shower gel; Soaps for personal use; cologne, cosmetics

Owner Trademark Image					Printed:	4/7/2011	Page 12
COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

LOVE FURY continued...
CANADA	T30522CA01	2/24/2011	1,516,678	PENDING	09,14,18
					25,35
09 - eyewear, eyeglass frames, sunglasses
14 - jewelry and watches
18 - handbags, totes, purses, cosmetic bags sold empty; wallets, luggage
25 - clothing, namely tops and bottoms; footwear; belts, scarves, gloves and hats
35 - Retail store services featuring fragrances, cosmetics, small leather goods, footwear, jewelry and clothing items
CHILE	T30522CL00	3/4/2011	943.250	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner; potpourri

CHINA	T30522CN00	2/23/2011	9141424	PENDING	03
03 - Perfumes; soaps; lipsticks; eyeshadow; eyebrow pencils; bath salts; shampoo; oils for toilet purposes; eau de cologne; sprays (breath freshening-); facial washing milk; make-up powder; eyebrow cosmetics; bath lotion; hair conditioner; skin lotions and creams; moisturizers; sun tanning lotions and oils; foundation; lip pencils; blush; eye cream; eye liner; oils for cleaning purposes; shoe polish; emery paper; dentifrices; incense; pets (shampoos for -); shampoos; bath gel; hair gel; hair mousse.

CHINA	T30522CN01	2/23/2011	9141432	PENDING	04
04 - Candles; perfumed candles; fragrant candle; tapers; petroleum, raw or refined; fuel; firelighters; wax [raw material]; dust removing preparations; electricity.
CHINA	T30522CN02	2/23/2011	9141420	PENDING	09
09 - Eyeshades; sunglasses; eyeglasses; eyeglass frames; eyeglass cases; eyeglass chains; eyeglass cords; electronic publications, downloadable; time recording apparatus; postage stamp meters; cash registers; coin-operated apparatus (mechanisms for -); fuel pumps (self-regulating -); hemline markers; plotters; electronic tags for goods; dictating machines; voting machines; ernie; facsimile machines; weighing apparatus and instruments; measures; electronic notice boards; portable telephones; automatic advertising machine; projection apparatus; measuring apparatus; optical apparatus and instruments; cables, electric; semiconductors; integrated circuits; amplifiers; sensor; fluorescent screens; remote control apparatus; light conducting filaments [optical fibers (fibres)]; turnstiles, automatic; lightning conductors [rods]; electroplating apparatus; fire extinguishing apparatus; electric welding apparatus; radiological apparatus for industrial purposes; anti-glare glasses; protective goggles; electric door bells; chargers for electric batteries; animated cartoons; make-up removing appliances, electric; electric gloves.

CHINA	T30522CN03	2/23/2011	9141422	PENDING	14
14 - Jewelry; precious stones; precious metals, unwrought or semi-wrought; alloys of precious metal; clocks; watches; paste jewelry [costume jewelry]; gold, unwrought or beaten; jewelry cases [caskets].

CHINA	T30522CN04	2/23/2011	9141431	PENDING	18
18 - Gold beaters’ skin; leather, unworked or semi-worked; curried skins; imitations leather; card cases [notecases]; hat boxes of leather; tool bags of leather [empty]; travelling sets [leatherware]; boxes of leather or leather board; cases, of leather or leatherboard; key cases [leatherware]; cheque wallets (made of leather); passport wallets (leather); trimmings of leather for furniture; leather twist; animal skins; trunks [luggage]; traveling bags; umbrellas, parasols and walking sticks; whips, harness fittings; saddlery; handbags; moleskin [imitation of leather]; sausages (gut for making -).

CHINA	T30522CN05	2/23/2011	9141425	PENDING	25
25 - Clothing; footwear; headgear; layettes [clothing]; swimsuits; waterproof clothing; masquerade costumes; football shoes; hosiery; gloves [clothing]; scarves; girdles; wedding clothes; chasubles; sashes for wear; wimples; maniples; shower caps; sleep masks.

CHINA	T30522CN06	3/23/2011	9141423	PENDING	35
35 - Advertising; sales promotion for others; presentation goods on communication media, for retail purpose; assistance (business management -); organizing fashion shows for advertisement and sales; management consultancy (personnel -); relocation services for businesses; news clipping services; auditing; rental of vending machines; sponsorship search.

COLOMBIA	T30522CO00	3/4/2011	11.027.076	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner;

CROATIA	T30522HR00	3/2/2011	Z20110378A	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner;

ECUADOR	T30522EC00	3/14/2011	242815	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner;

Owner Trademark Image					Printed:	4/7/2011	Page 13
COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

LOVE FURY continued . . .
EGYPT	T30522EG00	3/21/2011	258329	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner; potpourri

EUROPEAN UNION	T30522EU00	2/23/2011	009758277	PENDING	03,04,25
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner; potpourri.

04 - Scented and unscented candles, scented oils and aromatherapy fragrance candles, fragrant wax for use in potpourri burners.
25 - Clothing; footwear; headgear
FEDERATION OF	T30522RU00		TBD	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner; potpourri

HONDURAS	T30522HN00	3/3/2011	8134/2011	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner; potpourri

HONG KONG	T30522HK00	3/25/2011	301842336	PENDING	03
03 - Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery, essential oils, cosmetics, hair lotions; dentifrices.

Part 2: Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, shampoo and conditioner.

ICELAND	T30522IS00	2/21/2011	TBD	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner; potpourri

INDIA	T30522IN00	2/23/2011	TBD	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner.

ISRAEL	T30522IL00	3/3/2011	236213	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner; potpourri

JAMAICA	T30522JM00	3/3/2011	57,608	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner; potpourri

JAPAN	T30522JP00	3/14/2011	2011-18091	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner;

KUWAIT	T30522KW00	3/9/2011	118903	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner;

LEBANON	T30522LB00	3/11/2011	134225	PENDING	03
03 - erfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner; potpourri

MACAO	T30522MO00	TBD	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner.

Owner Trademark Image					Printed:	4/7/2011	Page 14
COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

LOVE FURY continued . . .
MACEDONIA	T30522MK00	3/2/2011	TM-2011/175		PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner;

MALAYSIA	T30522MY00	3/3/2011	2011003874		PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner;

MONGOLIA	T30522MN00	3/17/2011	10062		PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner; Oils for cleaning purposes; shoe polish; emery paper; dentifrices; incense; pets (shampoos for -).

MONTENEGRO	T30522ME00	3/3/2011	Z-2011/106		PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner;

NICARAGUA	T30522NI00	3/14/2010	2011-000777		PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner; potpourri

NORWAY	T30522NO00	2/21/2011	201101991		PENDING	03,04,25
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner; potpourri

04 - Scented candles, scented oils, aromatherapy fragrance candles and fragrant wax for use in potpourri burners
25 - Clothing, footwear and headgear
OMAN	T30522OM00	3/5/2011	67150		PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner;

PAKISTAN	T30522PK00	3/5/2011	297665		PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner; potpourri

PERU	T30522PE00	3/8/2011	448630		PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner; potpourri

PHILIPPINES	T30522PH00			TBD	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner; potpourri

SAUDI ARABIA	T30522SA00	3/5/2011	165459		PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner;

SERBIA	T30522RS00	3/3/2011	Z 297 2011		PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner;

SINGAPORE	T30522SG00	3/3/2011	T1102607H		PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner;

SOUTH AFRICA	T30522ZA00	3/1/2011	2011/04582		PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner;

Owner Trademark Image					Printed:	4/7/2011	Page 15
COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

LOVE FURY continued . . .
SOUTH KOREA	T30522KR00	TBD	PENDING	03
03 - Cosmetics, perfumes, eau de toilette, cologne, fragrance sprays for household purposes, soaps for personal use, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; face and body powders for cosmetic purposes, foundation, body glitter for cosmetic purposes, face glitter for cosmetic purposes, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; cosmetics for hair care, shampoo and hair conditioner

SWITZERLAND	T30522CH00	3/1/2011	52424/2011	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner;

TAIWAN	T30522TW00	3/2/2011	100009692	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner;

THAILAND	T30522TH00	2/25/2011	797893	PENDING	03
03 - Perfumes; eau de toilette; cologne; perfume sprays; soaps; skin cleansers; skin lotions and creams; skin moisturizers; sun tanning lotions and oils; cosmetics for facial and body care; face and body powders; make up foundation; body glitter (cosmetics); face glitter (cosmetics); lipstick; lip pencils; blush; eye shadow; eye cream; eye liner; mascara and eyebrow pencils; shower gel; bath salts not for medical purposes; cosmetics for hair care; hair shampoo and conditioner”

TURKEY	T30522TR00	3/7/2011	2011/17796	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner;

UKRAINE	T30522UA00	3/4/2011	n201103359	PENDING	03
03 - Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery, essential oils, cosmetics, hair lotions; dentifrices; eau de toilette, cologne, fragrance sprays, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and

UNITED ARAB EMR	T30522AE00	3/24/2011	154863	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner; potpourri

UNITED KINGDOM	T30522GB00	TBD		PENDING	03,04,25
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner; potpourri

04 - Scented candles, scented oils, aromatherapy fragrance candles and fragrant wax for use in potpourri burners
25 - Clothing, footwear and headgear

URUGUAY	T30522UY00	3/3/2011	420.979	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and conditioner; potpourri

VENEZUELA	T30522VE00	3/16/2011	003893/2011	PENDING	03
03 - (Local VC 6) Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts; hair care products, namely shampoo and

VIETNAM	T30522VN00	3/25/2011	4-2011-05292	PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; shower gel; bath salts (not for medical purposes); hair care products (not for medical purposes), namely shampoo and conditioner.

Owner Trademark Image					Printed:	4/7/2011	Page 16
COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

MOOTSIES TOOTSIES
CANADA	T30232CA04	4/30/2005	1,254,802	PENDING	18,25,35
18 - Handbags and small leather goods;
25 - Footwear;
35 - Retail store services;
COSTA RICA	T30232CR01	6/13/2005	20054686	PENDING	25
25 - Footwear
GUATEMALA	T30232GT01	4/22/2005	M26322005	PENDING	25
25 - Footwear
INDONESIA	T30232ID00	12/26/2005	029527	PENDING	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
INDONESIA	T30232ID01	12/26/2005	029521	PENDING	25
25 - Footwear
INDONESIA	T30232ID02	12/26/2005	029525	PENDING	35
35 - Retail store services
MALAYSIA	T30232MY01	12/9/2005	05020795	PENDING	35
35 - Retail store services
MALAYSIA	T30232MY02	12/9/2005	05020794	PENDING	25
25 - Footwear
OMAN	T30232OM01	4/25/2005	36220	PENDING	25
25 - Footwear
PHILIPPINES	T30232PH00	4/28/2005	4-2005-003906	PENDING	18,25,35
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
25 - Footwear, namely shoes, boots, sandals and slippers
35 - Retail Store Services
UNITED ARAB EMR	T30232AE05	4/30/2005	69191	PENDING	35
35 - The bringing together for the benefit of others, of a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase those goods, in class 35
VENEZUELA	T30232VE00	4/28/2005	86332005	PENDING	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
VENEZUELA	T30232VE01	4/28/2005	86372005	PENDING	35
35 - Retail store services
VENEZUELA	T30232VE02	4/29/2005	86342005	PENDING	25
25 - Footwear
NINE WEST (Word Mark)
SAUDI ARABIA	T20576SA00	4/30/2005	96629	PENDING	25
25 - Clothing, footwear and headgear

Owner Trademark Image	Printed:	4/7/2011	Page	17

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

NINE & CO.

CANADA	T00145CA00	2/17/2009	1,428,082			PENDING	MC
MC — Purses, bags, namely handbags, shoulder bags, tote and travel bags, duffel bags, toiletry and cosmetic bags, waist and fanny packs, backpacks, knapsacks, wallets, key purses, pouches, cases, namely attaché cases, briefcases, suitcases, vanity cases, coin and card cases, luggage straps, umbrellas (U.S. reg. No. 2,760,248)

Perfumery ;

Watches (U.S. reg. No. 2,938,076)

Swimwear (U.S. reg. No. 2,745,259)

Lingerie, sleepwear (U.S. reg. No. 2,728,246)

Household sprays, namely room freshening and deodorizing fragrances

Skin care and cosmetic products, namely skin creams and lotions, make-up remover and facial make-up

Sunglasses, eyeglasses, eyeglass and sunglass frames and clip-on frames (U.S. reg. No. 2,748,784)

Accessories, namely belts, socks, hosiery, tights, gloves, mittens, scarves and hats (U.S. reg. No. 2,765,670)

Household linens, namely bed sheets, bedspreads, comforters, duvets, table cloths, bath towels and face cloths (U.S. reg. No. 3,021,623)

Toothbrush holders (U.S. reg. No. 3,139,721)

Household accessories, namely soap dishes and soap dispensers, lotion dispensers and candles
MEXICO	T00145MX00	11/9/2010	1133136			PENDING	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

MEXICO	T00145MX01	11/9/2010	1133135			PENDING	25
25 - Clothing, footwear, headgear
MEXICO	T00145MX02	11/9/2010	1133134			PENDING	35
35 - Retail stores services

NINE & COMPANY

CHINA	T00145CN00	1/27/2010	8028290			PENDING	25
25 - Layettes [clothing]; Bathing suits; Raincoats; Masquerade costumes; Football shoes; Gloves [clothing]; Belts [clothing]; Chasubles; Sashes for wear; Wimples; Maniples; Shower caps; Sleep masks; Wedding dresses

NINE & COMPANY (Logo)

SRI LANKA	T30078LK00	8/24/2001	104749			PENDING	25
25 - All goods in the class.
THAILAND	T30078TH00	11/16/2001	472371			PENDING	25
25 - Dresses, shirts, t-shirts, tank tops, blouses, turtlenecks, vests, camisoles, sweaters, sweatshirts, sweatpants, slacks, jeans, trousers/pants, shorts, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, socks, stockings, belts, ties, wristbands, gloves/mittens, shoes, sport shoes, hats/caps, scarves.

THAILAND	T30078TH01	11/16/2001	472370			PENDING	18
18 - Bags, satchels, shoulder bags, totes, suitcases, briefcases, toiletry article cases, backpacks, knapsacks, portfolio, trunks, card cases, billfolds, wallets, key fobs of leather, key cases of leather, travelling bags, umbrellas, walking sticks.

Owner Trademark Image	Printed:	4/7/2011	Page	18

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

NINE LOVES

COSTA RICA	T30468CR00	11/19/2010	2010-10749			PENDING	35
35 - Customer loyalty services and customer club services, for commercial, promotional and/or advertising purposes
MEXICO	T30468MX00	11/4/2010	1131874			PENDING	35
35 - Customer loyalty services and customer club services, for commercial, promotional and/or advertising purposes
NICARAGUA	T30468NI01	11/4/2010	2010-003407			PENDING	35
35 - Customer loyalty services and customer club services, for commercial, promotional and/or advertising purposes
SERBIA	T30468RS00	11/16/2010	Z-1888/2010			PENDING	35
35 - Customer loyalty services and customer club services, for commercial, promotional and/or advertising purposes
SOUTH KOREA	T30468KR00	11/8/2010	41-2010-28410			PENDING	35
35 - Customer loyalty services and customer club services, for commercial, promotional and/or advertising purposes

NINE WEST (GIO-SY) (Chinese Characters)

CHINA	T20071CN13	6/7/2006	5402916			PENDING	14
14 - Jewelry

NINE WEST (TRADENAME)

EL SALVADOR	T30191SV00	10/23/2002	2002020451			PENDING	42
42 - All services in class.

NINE WEST (Word Mark)

ANTIGUA & BARBUDA	T30202AG01	6/10/2010	N/.A			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

ARGENTINA	T30202AR03	5/16/2005	2,590,462			PENDING	25
25 - Clothing, footwear, headgear
ARGENTINA	T30202AR04	5/16/2005	2,590,463			PENDING	35
35 - The bringing together, for the benefit of others, of a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase those goods.
ARUBA	T30202AB01	5/12/2010	IM-100512.13			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

AZERBAIJAN	T30202AZ01		TBD			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

BAHAMAS	T30202BS00	8/8/2002	25,236			PENDING	09
09 - Eyewear (Local Class 8)

Owner Trademark Image	Printed:	4/7/2011	Page	19

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

NINE WEST (Word Mark) continued . . .
BAHAMAS	T30202BS01	8/8/2002	25,241			PENDING	09
09 - Eyeglass cases, chains, cords (Local Class 50)
BAHAMAS	T30202BS02	8/8/2002	25,238			PENDING	14
14 - Jewelry (metal) (Local Class 13)
BAHAMAS	T30202BS03	8/8/2002	25,237			PENDING	14
14 - Watches (Local Class 10)
BAHAMAS	T30202BS04	8/8/2002	25,239			PENDING	25
25 - shoes, boots, slippers, sandals (Local Class 37)
BAHAMAS	T30202BS05	8/8/2002	25,240			PENDING	25
25 - Clothing, headgear (Local Class 38)
BAHAMAS	T30202BS06	5/10/2010	TBD			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish. (Local Classes 48 and 50)

BAHRAIN	T30202BH05	4/28/2010	81104			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

BARBADOS	T30202BB05	5/4/2010	N/A			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

BELIZE	T30202BZ02		TBD			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

BOSNIA	T30202BA00	4/7/2010	BAZ1014707A			PENDING	09,14,18
							25,35
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords. `
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
BOSNIA	T30202BA01	7/16/2010	BAZ1014937A			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

BOTSWANA	T30202BW00	7/23/2007	BW/M/07/00495			PENDING	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

25 - Clothing, footwear and headgear
BRAZIL	T30202BR00	4/3/2003	825421527			PENDING	25
25 - All goods in the class.
BRAZIL	T30202BR03	5/30/2005	827465106			PENDING	09
09 - Sunglasses and eyewear
BRAZIL	T30202BR04	5/30/2005	827465149			PENDING	14
14 - Jewelry and watches
BRAZIL	T30202BR06	4/30/2010	TBD			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

Owner Trademark Image	Printed:	4/7/2011	Page	20

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

NINE WEST (Word Mark) continued . . .
BRITISH VIRGIN	T30202VG00		TBD			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

CANADA	T30202CA02	5/17/2005	1,257,985			PENDING	25
25 - Leather knit and woven dresses, coats, jackets, blouses, shirts, sweaters, t-shirts, tank-tops, camisoles, cardigans, pullovers, vests, pants, shorts, jeans, skirts; clothing, namely jackets, leather coats and rainwear.

CANADA	T30202CA06	4/20/2010	1,477,699			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, polish.

CAYMAN ISLANDS	T30202KY00	7/22/2010	N/A			PENDING	03,09,14
							18,25,35
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear.
35 - Retail store services.
CHILE	T30202CL03	4/21/2010	902.305			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

CHINA	T30202CN07	1/8/2009	7155191			PENDING	25
25 - Clothing; layettes [clothing]; bathing suits; raincoat; masquerade costumes; gymnastic shoes; shoes; hats; hosiery; gloves [clothing]; scarves; belts; chasubles; sashes for wear; wimples; maniples; shower caps; sleep masks; wedding dress.

COSTA RICA	T30202CR07	4/26/2010	2010-003601			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

CROATIA	T30202HR00	4/8/2010	Z20100691A			PENDING	09,14,18
							25,35
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
CROATIA	T30202HR01	7/21/2010	TBD			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

EGYPT	T30202EG01	4/22/2010	244845			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

EL SALVADOR	T30202SV07	4/23/2010	TBD			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

Owner Trademark Image	Printed:	4/7/2011	Page	21

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

NINE WEST (Word Mark) continued . . .
GRENADA	T30202GD00		N/A			PENDING	03,09,14

							18,25,35
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear.
35 - Retail store services.
GUYANA	T30202GY00		TBD			PENDING	09
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
GUYANA	T30202GY01		TBD			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

GUYANA	T30202GY02		TBD			PENDING	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
GUYANA	T30202GY03		TBD			PENDING	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

GUYANA	T30202GY04		TBD			PENDING	25
25 - Clothing, footwear, headgear.
GUYANA	T30202GY05		TBD			PENDING	35
35 - Retail store services.
HAITI	T30202HT05	4/29/2010	TBD			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

HONDURAS	T30202HN05	4/23/2010	11830/2010			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

INDIA	T30202IN01	4/22/2010	1954560			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

INDONESIA	T30202ID02	8/16/2005	2005 015638			PENDING	09
09 - Sunglasses and eyewear
INDONESIA	T30202ID07		TBD			PENDING	25
25 - Clothing, footwear, headgear
IRAN	T30202IR00	12/16/2004	83091518			PENDING	09
09 -
ISRAEL	T30202IL05	4/21/2010	229178			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

ITALY	T30202IT00	5/7/2003	RM2003C002558			PENDING	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; anuimal skins, hides; trunks and travelling bags; umbrellas, parasols, and walking sticks; whips, harness and saddlery.

25 - Clothing, footwear, headgear.

Owner Trademark Image	Printed:	4/7/2011	Page	22

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST (Word Mark) continued . . .
JAMAICA	T30202JM01	4/23/2010	55,514			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

KAZAKHSTAN	T30202KZ01	4/21/2010	50362			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

KUWAIT	T30202KW00	4/30/2005	70222			PENDING	09
09 - Sunglasses and eyewear
KUWAIT	T30202KW01	4/30/2005	70223			PENDING	14
14 - Jewelry and watches
KUWAIT	T30202KW02	4/30/2005	70224			PENDING	18
18 - Accessores, handbags, small leather goods
KUWAIT	T30202KW03	4/30/2005	70225			PENDING	25
25 - Clothing and footwear
KUWAIT	T30202KW04	4/30/2005	70226			PENDING	35
35 - Retail store services
KUWAIT	T30202KW05	4/26/2010	111219			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

MACEDONIA	T30202MK00	4/8/2010	2010/432			PENDING	09,14,18
							25,35
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
MACEDONIA	T30202MK01	7/20/2010	TM-2010/849			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

MALAYSIA	T30202MY01	6/12/2008	08011447			PENDING	09
09 - All types of eyewear including sunglasses, eyeglasses, reading glasses and eyeglass frames; eyeglass cases, eyeglass chains, and eyeglass cords.
MALAYSIA	T30202MY02		TBD			PENDING	25
25 - Clothing, footwear, headgear
MEXICO	T30202MX02	7/27/2006	796649			PENDING	03
03 - Perfume, eau de toilette,cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powers, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils.

MONGOLIA	T30202MN02	4/28/2010	9193			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

MONTENEGRO	T30202ME00	4/8/2010	Z-2010/96			PENDING	09,14,18
							25,35
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.

Owner Trademark Image	Printed:	4/7/2011	Page	23

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST (Word Mark) continued . . .
MONTENEGRO	T30202ME01	7/23/2010	Z-2010/263			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

MONTSERRAT	T30202MS01		TBD			PENDING	09
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
MONTSERRAT	T30202MS02		TBD			PENDING	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
MONTSERRAT	T30202MS03		TBD			PENDING	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

MONTSERRAT	T30202MS04		TBD			PENDING	25
25 - Clothing, footwear, headgear.
MONTSERRAT	T30202MS05		TBD			PENDING	35
35 - Retail store services.
MOROCCO	T30202MA00	5/27/2010	131201			PENDING	09,14,18 25,35
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments; watches
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear.
35 - Retail store services
MOROCCO	T30202MA01	5/27/2010	131202			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

NAMIBIA (S.W.	T30202NA00	7/20/2007	2007/1480-81			PENDING	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

25 - Clothing, footwear and headgear
NETHERLANDS	T30202AN01	5/17/2010	D-100243			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

NICARAGUA	T30202NI04	4/27/2010	2010-01174			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

OMAN	T30202OM02	5/1/2005	36280			PENDING	18
18 - Accessories, handbags, small leather goods
OMAN	T30202OM03	5/1/2005	36281			PENDING	25
25 - Clothing, footwear, headgear
OMAN	T30202OM05	4/21/2010	62410			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

PAKISTAN	T30202PK00	4/19/2004	194042			PENDING	35
35 - Retail store services
PAKISTAN	3834/0410PK	10/29/1999	158,582			PENDING	18
18 - All goods in the Class.

Owner Trademark Image	Printed:	4/7/2011	Page	24

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST (Word Mark) continued . . .
PAKISTAN	T30202PK03	4/29/2010	282629			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

PANAMA	T30202PA05	5/4/2010	189653			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

PHILIPPINES	T30202PH06	4/19/2010	4-2010-004098			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils.

QATAR	T30202QA05	4/25/2010	61846			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

SAINT KITTS & NEVIS	T30202KN00	5/18/2010	TBD			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

SAINT KITTS & NEVIS	T30202KN01	5/18/2010	TBD			PENDING	09
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
SAINT KITTS & NEVIS	T30202KN02	5/18/2010	TBD			PENDING	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
SAINT KITTS & NEVIS	T30202KN03	5/18/2010	TBD			PENDING	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

SAINT KITTS & NEVIS	T30202KN04	5/18/2010	TBD			PENDING	25
25 - Clothing, footwear, headgear.
SAINT KITTS & NEVIS	T30202KN05	5/18/2010	TBD			PENDING	35
35 - Retail store services.
SAINT LUCIA	T30202LC05	5/20/2010	TBD			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

SAUDI ARABIA	T30202SA04	4/24/2010	154036			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

SOUTH AFRICA	T30202ZA05	4/21/2010	2010/08387			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

SOUTH KOREA	T30202KR04	4/21/2010	40-2010-21311			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

SRI LANKA	3834/0598	6/14/2000	98396			PENDING	18
18 - Handbags and leather goods
SRI LANKA	3834/0599LK	6/14/2000	98397			PENDING	25
25 - Clothing, footwear, headgear

Owner Trademark Image	Printed:	4/7/2011	Page	25

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST (Word Mark) continued . . .
ST VINCENT	T30202VC00	6/14/2010	76/2010			PENDING	03,09,14
							18,25,35
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear.
35 - Retail store services.
SURINAME	T30202SR00	5/28/2010	22538			PENDING	03,09,14
							18,25,35
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear.
35 - Retail store services.
TAIWAN	T30202TW06		TBD			PENDING	25
25 - Clothing, footwear, headgear
TRINIDAD & TOBAGO	T30202TT01	4/27/2010	42157			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

TUNISIA	T30202TN00	3/23/2011	TN/E/2011/00481			PENDING	03,09,14
							18,25,35
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
TURKEY	T30202TR01	5/30/2005	2005/021452			PENDING	14
14 - Jewelry and watches
TURKEY	T30202TR03	4/21/2010	2010/26321			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

TURKS & CAICOS	T30202TC00		TBD			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

TURKS & CAICOS	T30202TC01		TBD			PENDING	09
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
TURKS & CAICOS	T30202TC02		TBD			PENDING	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.

Owner Trademark Image	Printed:	4/7/2011	Page	26

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST (Word Mark) continued . . .
TURKS & CAICOS	T30202TC03		TBD			PENDING	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

TURKS & CAICOS	T30202TC04		TBD			PENDING	25
25 - Clothing, footwear, headgear.
TURKS & CAICOS	T30202TC05		TBD			PENDING	35
35 - Retail store services.
UKRAINE	T30202UA00	4/30/2010	m201006789			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

UNITED ARAB EMR	T30202AE05	5/4/2010	142016			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

URUGUAY	T30202UY01	4/27/2010	411.822			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

VENEZUELA	T30202VE04	4/22/2010	005628/2010			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils;

VIETNAM	T30202VN02	4/26/2010	4-2010-08737			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

VIRGIN ISLANDS	T30202VS01		TBD			PENDING	14
14 - Jewelry
VIRGIN ISLANDS	T30202VS03		N/A			PENDING	25
25 - Wearing apparel for women, namely, leather, knit and woven dresses, coats, suits, jackets, blouses, shirts, sweaters, t-shirts, tank-tops, camisoles, cardigans, puloers, vests, pants, shorts, jeans, skirts, scarves and hats

VIRGIN ISLANDS	T30202VS04		TBD			PENDING	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

NINE WEST LOGO
BRAZIL	T20247BR21	2/26/1999	821443470			PENDING	35
35 - Retail store services
MALAYSIA	3834/0612MY	10/7/1994	MA/9137/94			PENDING	25
25 - Shoes, boots, moccasins and sandals.
PHILIPPINES	3834/0382PH	11/4/1994	96192			PENDING	18
18 - Handbags and purses.

Owner Trademark Image	Printed:	4/7/2011	Page	27

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

NINE WEST VINTAGE AMERICA COLLECTION

AUSTRALIA	T30484AU00	10/27/2010	TBD			PENDING	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
CHILE	T30484CL00	10/28/2010	926.913			PENDING	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
CHINA	T30484CN00	9/30/2009	7739050			PENDING	25
25 - Clothing; footwear; headgear; Layettes [clothing]; Swimsuits; Waterproof clothing; Masquerade costumes; Football shoes; Hosiery; Gloves [clothing]; Scarves; Girdles; Wedding clothes.
CHINA	T30484CN01	9/30/2009	7739051			PENDING	18
18 - Gold beaters’ skin; Leather, unworked or semi-worked; Curried skins; Imitations of leather; Card cases [notecases]; Hat boxes of leather; Tool bags of leather [empty]; Travelling sets [leatherware]; Boxes of leather or leather board; Cases, of leather or leatherboard; Key cases [leatherware]; Check wallets (made of leather); Passport wallets (leather); Trimmings of leather for furniture; Leather twist; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

CHINA	T30484CN02	9/30/2009	7739052			PENDING	14
14 - Precious metals, unwrought or semi-wrought; Alloys of precious metal; Boxes of precious metal; Works of art of precious metal; Badges of precious metal; jewelry; precious stones; Clocks; Chronometric instruments.

COLOMBIA	T30484CO00	10/26/2010	10.132.878			PENDING	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags

COLOMBIA	T30484CO01	10/26/2010	10.132.872			PENDING	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
COLOMBIA	T30484CO02	10/26/2010	10.132.865			PENDING	25
25 - Clothing, footwear, headgear
EL SALVADOR	T30484SV00	10/28/2010	2010105076			PENDING	25
25 - Clothing, footwear, headgear
EL SALVADOR	T30484SV01	10/28/2010	2010105073			PENDING	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

EL SALVADOR	T30484SV02	10/28/2010	2010105072			PENDING	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
EUROPEAN UNION	T30484EU00	10/27/2010	009478447			PENDING	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
FEDERATION OF	T30484RU00	10/29/2010	TBD			PENDING	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear

Owner Trademark Image	Printed:	4/7/2011	Page	28

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST VINTAGE AMERICA COLLECTION continued . . .
ISRAEL	T30484IL00	11/2/2010	TBD			PENDING	14,18,25

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
MEXICO	T30484MX00	10/29/2010	1130847			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

MEXICO	T30484MX01	10/29/2010	1130848			PENDING	14

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
MEXICO	T30484MX02	10/29/2010	1130849			PENDING	25

25 - Clothing, footwear and headgear
NICARAGUA	T30484NI00	10/29/2010	2010-003345			PENDING	14,18,25

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
PANAMA	T30484PA00	10/29/2010	194894			PENDING	18

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

PANAMA	T30484PA01	10/29/2010	194900			PENDING	14

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
PANAMA	T30484PA02	10/29/2010	194892			PENDING	25

25 - Clothing, footwear, headgear
SOUTH AFRICA	T30484ZA00	10/27/2010	TBD			PENDING	18,25

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
SOUTH AFRICA	T30484ZA01	10/27/2010	TBD			PENDING	14

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
SOUTH AFRICA	T30484ZA02	10/27/2010	TBD			PENDING	25

25 - Clothing, footwear, headgear
TUNISIA	T30484TN00	3/23/2011	TN/E/2011/00482			PENDING	14,18,25

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
TURKEY	T30484TR00	10/28/2010	TBD			PENDING	14,18,25

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear

Owner Trademark Image	Printed:	4/7/2011	Page	29

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST VINTAGE AMERICA COLLECTION & Design

CHINA	T30493CN00	9/30/2009	7739049			PENDING	14
14 - Precious metals, unwrought or semi-wrought; Alloys of precious metal; Boxes of precious metal; Works of art of precious metal; Badges of precious metal; jewelry; precious stones; Clocks; Chronometric instruments.

CHINA	T30493CN01	9/30/2009	7739054			PENDING	18
18 - Gold beaters’ skin; Leather, unworked or semi-worked; Curried skins; Imitations of leather; Card cases [notecases]; Hat boxes of leather; Tool bags of leather [empty]; Travelling sets [leatherware]; Boxes of leather or leather board; Cases, of leather or leatherboard; Key cases [leatherware]; Check wallets (made of leather); Passport wallets (leather); Trimmings of leather for furniture; Leather twist; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

CHINA	T30493CN02	9/30/2009	7739053			PENDING	25

25 - Clothing; footwear; headgear; Layettes [clothing]; Swimsuits; Waterproof clothing; Masquerade costumes; Football shoes; Hosiery; Gloves [clothing]; Scarves; Girdles; Wedding clothes.

NW NINE WEST

MALAYSIA	3834/0578MY	6/1/2000	2000/06943			PENDING	18

18 - Briefcases, opera bags, satchels, trunks, suitcases, totes, shoulder bags, backpacks, knapsacks, wallets, name card cases, mountain climbing bags, kep fobs and key cases, credit card cases, passport cases, check holders, ticket cases, traveling bags, umbrellas, parasola and walking sticks.

NW NINE WEST MEN and Arrow Design

MALAYSIA	3834/0634MY00	8/8/2000	2000/10831			PENDING	18

18 - Briefcases, opera bags, satchels, trunks, suit cases, totes, shoulder bags, back packs, knapsacks, Boston bags, knapsacks, wallets, name card cases, mountain climbing bags, packing bags, key cases, credit card cases, passport cases, check holders, gas range cases, ticket cases and poly-bags, straw bags.

MALAYSIA	3834/0635MY00	7/22/2000	2000/09789			PENDING	25

25 - Footwear, clothing, headgear for men and boys.

PAPPAGALLO (Stylized)

MEXICO	T00164MX02	6/15/2004	661645			PENDING	25

25 - Clothing and footwear, excluding hats and caps

SAM & LIBBY

MALAYSIA	T30232MY05	9/12/2005	05020797			PENDING	25

25 - Footwear
MALAYSIA	T30232MY06	12/9/2005	05020798			PENDING	35

35 - Retail store services
OMAN	T30232OM03	4/25/2005	36222			PENDING	18

18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty

Owner Trademark Image	Printed:	4/7/2011	Page	30

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SAM & LIBBY continued . . .
PANAMA	T30232PA04	4/22/2005	141983			PENDING	25

25 - Footwear

SELBY

BRAZIL	T20298BR0	9/15/1994	818029781			PENDING	25

25 - Footwear.

SHOE WOO

BAHRAIN	T30467BH00	2/17/2010	80115			PENDING	25

25 - Clothing, Footwear, Headgear
BAHRAIN	T30467BH01	2/17/2010	80116			PENDING	35

35 - Advertising; business management; business administration; office functions; the bringing together, for the benefit of others, of a variety of goods [excluding the transport thereof], enabling customers to conveniently view and purchase those goods; such services may be provided through mail order catalogues or by means of electronic media, for example, through web sites or television shopping

CANADA	T30467CA00	2/3/2010	1,468,253			PENDING	25,35

25 - Footwear
35 - Retail store services offering footwear, belts, handbags, sunglasses, socks and hosiery
CHINA	T30467CN00	2/10/2010	8068644			PENDING	25

25 - Clothing, footwear, headgear; belts (clothing); hosiery; gloves [clothing]; neckties, bathing suits; raincoats
CHINA	T30467CN01	2/10/2010	8068643			PENDING	35

35 - Advertising, sales promotion for others; presentation goods on communication media, for retail purpose
CHINA	T30467CN02	2/11/2010	8071657			PENDING	18

18 - Handbags; bags; purses; wallets; clutches; traveling bags; credit card holders; knapsacks; billfolds; key fobs; key cases; umbrellas; and walking sticks.
EGYPT	T30467EG00	2/18/2010	241892			PENDING	25

25 - Clothing, footwear, headgear
EGYPT	T30467EG01	2/18/2010	241893			PENDING	35

35 - Retail store services (offering footwear, belts, hats, handbags, sunglasses, socks and hosiery)
INDONESIA	T30467ID00	2/19/2010	D00 2010 006376			PENDING	25,35

25 - Clothing, Footwear, Headgear
35 -
INDONESIA	T30467ID01	2/19/2010	D00 2010 006377			PENDING	35

35 - Retail store services (offering footwear, belts, hats, handbags, sunglasses, socks and hosiery)
ISRAEL	T30467IL00	TBD				PENDING	25

25 - Clothing, Footwear, Headgear
ISRAEL	T30467IL01	TBD				PENDING	35

35 - Retail store services (offering footwear, belts, hats, handbags, sunglasses, socks and hosiery)
MEXICO	T30467MX01	2/10/2010	1066129			PENDING	25

25 - Clothing, footwear, headgear
OMAN	T30467OM00	2/17/2010	61446			PENDING	25

25 - Footwear, namely all types of shoes; belts; hosiery; hats and socks;
OMAN	T30467OM01	2/17/2010	61447			PENDING	35

35 - Advertising; business management; business administration; office functions, namely retail store services offering footwear, belts, hats, handbags, sunglasses, socks and hosiery.

Owner Trademark Image	Printed:	4/7/2011	Page	31

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SHOE WOO continued . . .
PHILIPPINES	T30467PH00	3/18/2010	4-2010-002993			PENDING	25,35

25 - Clothing, footwear, headgear
35 - Retail store services
QATAR	T30467QA00	2/18/2010	61071			PENDING	25

25 - Clothing, Footwear, Headgear, namely all types of shoes; belts; hosiery; hats and socks;
QATAR	T30467QA01	2/18/2010	61072			PENDING	35

35 - The bringing together, for the benefit of others, of a variety of goods, namely footwear, belts, hats, handbags, sunglasses, socks and hosiery, enabling customers to conveniently view and purchase those goods

SAUDI ARABIA	T30467SA00	2/20/2010	152029			PENDING	25

25 - Clothing, Footwear, Headgear;
SAUDI ARABIA	T30467SA01	2/20/2010	152030			PENDING	35

35 - Advertising; business management; business administration; office functions; the bringing together, for the benefit of others, of a variety of goods [excluding the transport thereof], enabling customers to conveniently view and purchase those goods; such services may be provided through mail order catalogues or by means of electronic media, for example, through web sites or television shopping

SOUTH AFRICA	T30467ZA00		TBD			PENDING	25

25 - Clothing, footwear, headgear
SOUTH AFRICA	T30467ZA01		TBD			PENDING	35

35 - Advertising, business management; business administration; office functions, namely retail store services offering footwear, belts, hats, handbags, sunglasses, socks and hosiery”
SOUTH KOREA	T30467KR00	2/10/2010	45-2010-589			PENDING	25,35

25 - Clothing, footwear, headgear
35 - Retail services of clothing, footwear, and headgear
TAIWAN	T30467TW00	2/10/2010	099007023			PENDING	25,35

25 - Footwear, namely shoes, boots, and sandals; hosiery; hats; belts
35 - Retail services in relation to footwear, namely shoes, boots and sandals, hosiery, hats, belts, handbags, and sunglasses
THAILAND	T30467TH00	2/16/2010	758706			PENDING	25

25 - Shoes and sport shoes; stockings; and belts
THAILAND	T30467TH01	2/16/2010	758707			PENDING	35

35 - The bringing together, for the benefit of others, of a variety of goods enabling customers to conveniently view and purchase those
TURKEY	T30467TR00	3/4/2010	2010/14166			PENDING	25,35

25 - Clothing, footwear, headgear
35 - The bringing together, for the benefit of others, of a variety of goods, enabling customers to conveniently view and purchase those goods (subject services can be rendered through retail sales, wholesales, electronic media, catalogues and such methods)

VENEZUELA	T30467VE00	2/24/2010	002777/2010			PENDING	25

25 - Clothing, Footwear, Headgear
VENEZUELA	T30467VE01	2/24/2010	002778/2010			PENDING	35

35 - Retail store services (offering footwear, belts, hats, handbags, sunglasses, socks and hosiery)
SHOE WOO (Stylized)

HONG KONG	T30467HK00	2/5/2010	TBD			PENDING	25,35

25 - Clothing, footwear; headgear
35 - Advertising; business management; business administration; Retail, wholesale, department store and mail order services; telephone, Internet and computerized on-line ordering; distributorship and consignment services; import and export services; all the aforesaid services relating to clothing, headgear, footwear [plus other goods such as fashion, fashion accessories, belts, bags, leatherware, leather and imitation leather and goods made therefrom

Owner Trademark Image	Printed:	4/7/2011	Page	32

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SHOELABORATIONS

CHINA	T30515CN00	10/13/2010	TBD			PENDING	35

35 — Informational services offered via print, on-air, online and in social media regarding footwear, accessories, clothing and fragrances.
HONG KONG	T30515HK00	9/28/2010	TBD			PENDING	35

35 — Informational services offered via print, on-air, online and in social media regarding footwear, accessories, clothing and fragrances.
JAPAN	T30515JP00	10/12/2010	79280/2010			PENDING	35

35 — Informational services offered via print, on-air, online and in interactive computer networks regarding sales or sales promotion of footwear, bags and the like, pouches and the like, jewelry, personal articles, sunglasses, watches, clothing, fragrances and perfumes.

SOUTH KOREA	T30515KR00	10/1/2010	41-2010-24934			PENDING	35

35 — Informational services offered via print, on-air, online and in social media regarding footwear, accessories, clothing and fragrances.

STUDIO 9 (Stylized)

SOUTH KOREA	T30302KR00	9/16/2006	40-2006-47576			PENDING	25

25 — Low heel shoes, boots, lace-up boots, leather shoes, rubber shoes, vinyl shoes, hiking shoes, over shoes, slippers, sandals, slippers with a thick wooden soles, low heel shoes with a thick wooden sole, sandals with a thick wooden sole, one-piece dresses, two-piece dresses, evening gowns, skirts, blouses, suits, long coats, short coats, raincoats, top coats, sweaters, jackets, slacks, jeans pants, jean shorts, sweat pants, under pants, trousers, shorts, sport shirts, body shirts, dress shirts, polo shirts, sweat shirts, cardigans, vests, leather belts, garters, stocking suspenders, sock suspenders for clothing, lounge-wear for women (clothing usually worn while relaxing at home), lounge-wear for men (clothing usually worn while relaxing at home), lounge-wear for children (clothing usually worn while relaxing at home), panty hose, socks, neckties, collars (clothing), mufflers, scarves, shawls, jump suits, gloves for cold weather, mittens, hats, leg warmers, jogging suits, t-shirts, sun visors, berets, miters, hoods (clothing) turbans and top hats.

TAIWAN	T30302TW00	7/21/2006	095037685			PENDING	25

25 — Shoes, boots, hosiery, clothing, caps and hats, scarves
THAILAND	T30302TH00	8/2/2006	634309			PENDING	25

25 — 1, Shirts 2.T-shirts 3. Tank tops 4. Blouses 5. Turtlenecks 6. Vests 7. Sweaters 8. Sweatshirts 9. Sweat pants 10. Slacks 11. Jeans 12. Trousers/pants 13. Shorts 14. Suits 15. Warm-up suits 16. Dresses 17. Jackets 18. Coats 19. Windbreakers 20, Parkas 21. Ponchos 22. Rainwear 223. Socks 24. Belts 25. Ties 26. Wristbands 27. Gloves 28. Mittens 20. Shoes 30. Sport shoes 31. Hats/caps 32. Scarves

STUDIO 9 (Word Mark)

BAHAMAS	T30315BS00	2/16/2006	29032			PENDING	25
25 — Clothing, footwear, headgear (Local Class 38)
BAHRAIN	T30315BH00	4/25/2006	47737			PENDING	25

25 — Clothing, footwear, headgear
CHILE	T30315CL00	1/12/2006	717041			PENDING	25

25 — Clothing, footwear, headgear
ECUADOR	T30315EC00	1/20/2006	166754			PENDING	25

25 — Clothing, footwear, headwear
HONG KONG	T30315HK00	1/14/2006	300565128			PENDING	25

25 — Clothing, footwear, headgear
INDIA	T30315IN00	2/7/2006	1420009			PENDING	25

25 — Clothing, footwear, headgear
INDONESIA	T30315ID00	1/20/2006	D00 2006-001925			PENDING	25

25 — Clothing, footwear, headgear

Owner Trademark Image	Printed:	4/7/2011	Page	33

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
STUDIO 9 (Word Mark) continued . . .

KUWAIT	T30315KW00	1/14/2006	74593			PENDING	25

25 - Clothing, footwear, headgear
MEXICO	T30315MX00	1/16/2006	760709			PENDING	25

25 - Clothing, footwear, headgear
OMAN	T30315OM00	1/21/2006	38746			PENDING	25

25 - Clothing, footwear, headgear
QATAR	T30315QA00	2/20/2006	38679			PENDING	25

25 - Clothing, footwear, headgear
TURKEY	T30315TR00	1/19/2006	2006/001442			PENDING	25

25 - Clothing made of all kinds of materials (innerwear and outerwear); hosiery; footwear; headgear; special articles for babies inclided innthis class; ties; belts.
UNITED KINGDOM	T30315GB00	1/12/2006	4210918			PENDING	25

25 - Clothing, footwear, headgear
VENEZUELA	T30315VE00	1/23/2006	1153/2006			PENDING	25

25 - Clothing, footwear, headgear
			END OF REPORT			TOTAL ITEMS SELECTED =	434

U.S. Applications
Jones Investment Co. Inc.

Owner Trademark Image	Printed:	4/7/2011	Page	1

Country: UNITED STATES
Status: PENDING

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

A LINE and Design

UNITED STATES	T30349US05	3/11/2009	77/688,186			ALLOWED	14
14 - jewelry

AK ANNE KLEIN

UNITED STATES	T30354US04	3/11/2010	77/956,277			ALLOWED	3
3 - Cosmetics and Fragrances

ANNE KLEIN

UNITED STATES	T30276US14	10/14/2009	77/848,176			ALLOWED	3
3 - Cosmetics and fragrances

ANNE KLEIN 2

UNITED STATES	T30385US05	6/15/2010	85/063,113			PENDING	18
18 - Handbags

ANNE KLEIN NEW YORK

UNITED STATES	T30276US15	8/11/2010	85/104,909			PENDING	9
9 - Sunglasses, Eyeglasses

CANYON OF DREAMS

UNITED STATES	T30510US00	5/6/2010	85/031,670			ALLOWED	25
25 - footwear, tops bottoms dresses
UNITED STATES	T30510US01	5/6/2010	85/031,689			ALLOWED	18
18 - Handbags keycases wallets
UNITED STATES	T30510US02	5/6/2010	85/031,710			ALLOWED	14
14 - Jewelry and Watches
UNITED STATES	T30510US03	5/6/2010	85/031,716			ALLOWED	9
9 - eyewear

Owner Trademark Image	Printed:	4/7/2011	Page	2

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

EMPOWERING YOUR CONFIDENCE

UNITED STATES	T30513US00	6/9/2010	85/058,399			ALLOWED	9
9 - Eyewear
UNITED STATES	T30513US02	6/9/2010	85/058,569			ALLOWED	14
14 - jewelry and watches
UNITED STATES	T30513US03	6/9/2010	85/058,581			ALLOWED	18
18 - handbags and purses
UNITED STATES	T30513US05	6/7/2010	85/056,376			ALLOWED	35,41
35 - On-line retail store services featuring apparel, shoes, sunglasses and handbags ; Retail store services featuring apparel, shoes, handbags, purses and sunglasses.
41 - Providing information and advice and a blog to consumers regarding topics of interest to women in the fields of careers, lifestyle, and personal growth, aspirations and goals”
UNITED STATES	T30513US06	6/9/2010	85/058,614			ALLOWED	25
25 - tops, bottoms and dresses

ENERGIE2

UNITED STATES	T30503US00	3/29/2010	85/000,479			ALLOWED	25
25 - tops and bottoms

GLO JEANS

UNITED STATES	T30242US05	9/25/2009	77/834,737			ALLOWED	9
9 - eyewear
UNITED STATES	T30242US06	1/21/2010	77/916,668			ALLOWED	25
25 - Footwear

GLO JEANS Stylized horizontal

UNITED STATES	T30469US01	4/15/2008	77/448,142			ALLOWED	25
25 - tops and bottoms

GREEN INDIGO (Opposed)

UNITED STATES	T30462US00	8/7/2007	77/249,189	PENDING			25
25 - top and bottoms

Owner Trademark Image	Printed:	4/7/2011	Page	3

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

GV BABY (Suspended)

UNITED STATES	T30235US01	9/10/2004	78/481,772			PENDING	25
25 - Childrens and infants clothing

HEED

UNITED STATES	T30435US00	10/10/2006	77/017,534			PENDING	025
025 - tops and bottoms

J JONES NEW YORK logo

UNITED STATES	T30459US03	6/30/2010	85/074,739			ALLOWED	18
18 - handbags, wallets, purses, key caes

JNY

UNITED STATES	T00094US05	7/2/2007	77/220,102			ALLOWED	14
14 - Jewelry [watches]
UNITED STATES	T00094US06	12/22/2008	77/638,024			ALLOWED	25
25 - Belts

JONES & CO.

UNITED STATES	T00098US01	6/16/2010	85/064,324			PENDING	25
25 - Bottoms; Jackets; Tops

JONES NEW YORK

UNITED STATES	T00103US21	10/13/2008	77/591,094			ALLOWED	25
25 - swimwear
UNITED STATES	T00103US22	6/16/2010	85/064,220			PENDING	35
35 - On-line retail store services featuring apparel, footwear and jewelry

JONES NEW YORK EMPOWERMENT JEANS

UNITED STATES	T30520US00	11/4/2010	85/168,855			PENDING	25
25 - belts, bottoms, dresses, gloves, hats, jackets, scarves, tops

Owner Trademark Image	Printed:	4/7/2011	Page	4

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

JONES NEW YORK WOMEN’S EMPOWERMENT FUND

UNITED STATES	T30514US00	6/8/2010	85/057,257			PENDING	36
36 - providing grants to women or groups and organizations directed to women and their personal or professional aspirations and goals

JONES NEW YORK. EMPOWERING YOUR CONFIDENCE

UNITED STATES	T30512US00	6/9/2010	85/058,367			ALLOWED	9
9 - eyewear
UNITED STATES	T30512US01	6/10/2010	85/059,142			ALLOWED	14
14 - jewelry and watches
UNITED STATES	T30512US02	6/10/2010	85/059,152			ALLOWED	18
18 - handbags and purse
UNITED STATES	T30512US03	6/10/2010	85/059,167			ALLOWED	25
25 - tops, bottoms and dresses
UNITED STATES	T30512US05	6/7/2010	85/056,405			ALLOWED	35,41
35 - On-line retail store services featuring apparel, shoes, sunglasses and handbags ; Retail store services featuring apparel, shoes, handbags, purses and sunglasses.
41 - Providing information and advice and a blog to consumers regarding topics of interest to women in the fields of careers, lifestyle, and personal growth, aspirations and goals”

JONES WEAR

UNITED STATES	T00118US18	7/22/2009	77/786,926			ALLOWED	25
25 - Footwear

KASPER

UNITED STATES	T30402US02	4/14/2008	77/447,405			ALLOWED	25
25 - Footwear

L.E.I.

UNITED STATES	T30162US07	7/17/2008	77/524,482			ALLOWED	003
003 - Fragrances and Cosmetics
UNITED STATES	T30162US11	7/30/2009	77/793,499			ALLOWED	25
25 - tights, socks and leggings

Owner Trademark Image	Printed:	4/7/2011	Page	5

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

L.E.I. (men’s design)

UNITED STATES	T30485US00	4/6/2009	77/707,185			ALLOWED	25
25 - tops and bottoms

L.E.I. [365]

UNITED STATES	T30478US00	1/30/2009	77/659,922			ALLOWED	25
25 - TOPS AND BOTTOMS

L.E.I. [365] LIFE ENERGY INTELLIGENCE

UNITED STATES	T30478US01	1/30/2009	77/659,929			ALLOWED	25
25 - Tops and Bottoms

Lionhead Design

UNITED STATES	T30304US01	8/13/2010	85/106,758			ALLOWED	03
03 - cosmetics and fragrances

NAUGHTY ROYALTY

UNITED STATES	T30509US00	5/6/2010	85/031,617			ALLOWED	25
25 - footwear, tops, bottoms, dresses
UNITED STATES	T30509US01	5/6/2010	85/031,630			ALLOWED	18
18 - handbags, wallets, keycases
UNITED STATES	T30509US02	5/6/2010	85/031,644			ALLOWED	14
14 - jewelry and watches
UNITED STATES	T30509US03	5/6/2010	85/031,656			ALLOWED	9
9 - eyewear

PANT-HER

UNITED STATES	T30074US01	12/14/2009	77/892,911			ALLOWED	25
25 - Tops and Bottoms

Owner Trademark Image	Printed:	4/7/2011	Page	6

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

RACHEL RACHEL ROY (opposed)

UNITED STATES	T30488US00	10/2/2009	77/839,879			PENDING	25
25 - bottoms, belts, dresses, footwear, scarves and tops.
UNITED STATES	T30488US01	10/1/2009	77/839,127			PENDING	18
18 - handbags

RACHEL ROY SIGNATURE

UNITED STATES	T30495US00	11/5/2009	77/865,558			ALLOWED	14,18,25
14 - Jewelry
18 - Handbags, purses, clutches, totes, wallets, key cases
25 - Tops, bottoms, jackets, footwear, belts and scarves

ROBBI & NIKKI

UNITED STATES	T30524US00	1/20/2009	77/652,829			ALLOWED	25,18,09
25 - Belts; Belts made of leather; Belts of textile; Bermuda shorts; Blazers; Blouses; Body suits; Boots; Camisoles; Capes; Capri pants; Capris; Cardigans; Cargo pants; Clothing, namely, hand-warmers; Coats; Dress suits; Dresses; Evening dresses; Evening gowns; Footwear; Gloves; Hats; Jackets; Leather belts; Leather coats; Leather jackets; Leather pants; Pants; Pantsuits; Scarves; Shawls; Shawls; Shirts; Shoes; Shorts; Skirts; Skirts and dresses; Suits; Sweaters; T-shirts; Tank tops; Top coats; Vests; Women’s shoes; First Use 6/11/09

18 - Handbags; Handbags, purses and wallets; Leather purses; Leather shopping bags; Luggage; Purses; Wallets
09 - Eye glasses; Eyeglass cases; Sun glasses; Sunglasses
UNITED STATES	T30524US01	3/11/2011	85/264,821			PENDING	25
25 - Bottoms Dresses Tops

ROBERT RODRIGUEZ

UNITED STATES	T30511US01	3/31/2009	77/703,090			ALLOWED	3,9,18
3 - cosmetics and skin care products, namely, skin and face cremes, face and body oils, skin and facial moisturizers, skin and facial toners, skin and facial lotions, foundations, face and body powders, nail polishes, lipsticks, eye pencils, eye shadows, mascaras, rouges, blushes, lip balms, hair shampoos, hair conditioners, face and skin soaps, bath gels, bath oils, non-medicated bath salts, perfume, eau de toilette, scented body sprays							25
9 - eyewear, namely, sunglasses and sunglass cases
18 - purses, wallets, attaché cases, handbags, evening bags, tote bags, and umbrellas
25 - clothing, namely, pantsuits, jumpsuits; coordinates, namely, skirt and vest sets, skirt and sweater sets, skirt and blouse sets, skirt and jacket sets, pants and vest sets, pants and shirt sets, pants and blouse sets, pants and jacket sets, overall and blouse sets, overall and T-shirts sets, overall and sweater sets; outerwear, namely, parkas, wind-proof jackets, fleece jackets, anoraks and raincoats; tops, namely, sweatshirts, fleece tops, bodysuits; bottoms, namely, overalls, jeans, sweatpants; underwear, namely, brassieres, panties, slips, camisoles, bodysuits, unitards; sleepwear, loungewear and lingerie, namely, pajamas, nightgowns, bathrobes, and dressing gowns; swimwear, namely, bathing suits and cover-ups; hosiery, namely, tights, leotards, socks and stockings; headwear, namely, visors, caps, hats, head bands and earmuffs; sportswear, namely, track suits, sweatsuits, sweatshirts, sweatpants, jogging suits, warmup pants, warmup shirts, warmup suits; footwear, namely, boots, shoes, slippers

Owner Trademark Image	Printed:	4/7/2011	Page	7

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

Swan logo (round)

UNITED STATES	T30500US00	2/4/2010	77/927,698			ALLOWED	18

18 - handbags totes and wallets

TAG LINE

UNITED STATES	T30525US00	3/17/2011	85/269,896			PENDING	25
25 - Tops and Bottoms

TRUENERGIE

UNITED STATES	T30508US00	4/23/2010	85/021,856			ALLOWED	25
25 - Tops

X=

UNITED STATES	T30501US00	2/4/2010	77/927,704			ALLOWED	25
25 - tops and bottoms
			END OF REPORT			TOTAL ITEMS SELECTED =	57

U.S. Applications
Nine West Development Corp.

Owner Trademark Image		Printed:	4/7/2011	Page	1
Country:	UNITED STATES
Status:	PENDING

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

9 BY NINE WEST

UNITED STATES	T30325US01	1/17/2008	77/373,830			ALLOWED	09
09 - eyewear
UNITED STATES	T30325US02	1/17/2008	77/373,839			ALLOWED	14
14 - jewelry and watches
UNITED STATES	T30325US03	1/17/2008	77/373,845			ALLOWED	18
18 - handbags, wallets, keycases
UNITED STATES	T30325US04	1/17/2008	77/373,851			ALLOWED	25
25 - tops, bottoms, dresses

9 of 9 logo

UNITED STATES	T30497US05	12/23/2009	77/900,442			ALLOWED	003
003 - fragrances, cosmetics, nail polish

9 OF HEARTS

UNITED STATES	T30166US08	6/7/2007	77/200,077			ALLOWED	3
3 - Bar soap; Bath gel; Blush; Body lotion; Cologne; Cosmetic pencils; Eau de parfum; Eau de toilette; Eau-de-toilette; Eyeliner; Eyeshadow; Face powder; Facial lotion; Foundation; Lipstick; Make-up
UNITED STATES	T30166US09	10/4/2010	85/144,193			PENDING	25
25 - Bottoms; Dresses; Tops

9º BY NINE WEST

UNITED STATES	T30523US01	3/8/2011	85/260,549			PENDING	25
25 - Footwear Coats Hats Scarves
UNITED STATES	T30523US02	3/8/2011	85/260,565			PENDING	18
18 - Handbags

B FLEXIBLE BY BANDOLINO

UNITED STATES	T30424US01	5/13/2010	85/037,835			ALLOWED	25
25 - Footwear

Owner Trademark Image	Printed:	4/7/2011	Page	2

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

COLLEGE HOOPS

UNITED STATES	T30517US00	9/22/2010	85/135,269			PENDING	14
14 - jewelry

EASYPRO

UNITED STATES	T30483US00	3/20/2009	77/695,436			ALLOWED	25
25 - Footwear

GET TOTALLY ORGANIZED

UNITED STATES	T30172US01	10/4/2010	85/144,159			PENDING	018
018 - handbags, shoulder bags, totes, purses and small leather/other fabrications goods namely, wallets; key cases, credit card cases, cosmetic cases sold empty, change purses and business card cases
UNITED STATES	T30172US02	10/20/2010	85/156,660			PENDING	018
018 - handbags, wallets

HOT 9

UNITED STATES	T30128US11	6/21/2010	85/067,333			ALLOWED	025
025 - dresses, tops, bottoms, jackets, outerwear, scarves, hats, gloves, socks, hosiery, tights belts and footwear

HOT 9 ONLINE

UNITED STATES	T30527US00	4/4/2011	85/284,993			PENDING	18
18 - Handbags, wallets

JOAN & DAVID

UNITED STATES	T30233US16	7/28/2008	77/532,381			ALLOWED	25
25 - Suits, jackets, shirts, blouses, sweaters, scarves, coats, belts, gloves, hats, pants, dresses, and lingerie

LOVE FURY

UNITED STATES	T30522US00	2/8/2011	85/236,306			PENDING	003
003 - Bath gel; Bath salts; Deodorant for personal use; Eau de parfum; Eau de toilette; Hair conditioner; Lotions for Face, Body, Hands; Perfume; Shampoos; Shower gel; Soaps for personal use

Owner Trademark Image	Printed:	4/7/2011	Page	3

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
LOVE FURY continued
UNITED STATES	T30522US01	2/18/2011	85/245,739			PENDING	003

003 - Cologne, cosmetics
UNITED STATES	T30522US02	2/18/2011	85/245,773			PENDING	09,14,18

							25,35
09 - eyewear, eyeglass frames, sunglasses
14 - jewelry and watches
18 - handbags, totes, purses, cosmetic bags sold empty; wallets, luggage
25 - clothing, namely tops and bottoms; footwear; belts, scarves, gloves and hats
35 - retail store services featuring fragrances, cosmetics, small leather goods, footwear, jewelry and clothing items
UNITED STATES	T30522US03	3/3/2011	85/256,617			PENDING	04

04 - Candles

NINE & CO.

UNITED STATES	T00145US17	9/14/2009	77/825,750			ALLOWED	25
25 - Hosiery, tights and socks

NINE BY NINE WEST

UNITED STATES	T30325US05	1/17/2008	77/373,854			ALLOWED	09
09 - eyewear
UNITED STATES	T30325US07	1/17/2008	77/373,896			ALLOWED	18
18 - handbags, wallets, keycases
UNITED STATES	T30325US08	1/17/2008	77/373,906			ALLOWED	25
25 - tops, bottoms, dresses

NINE WEST (Word Mark)

UNITED STATES	T30202US05	9/11/2009	77/824,579			ALLOWED	03
03 - Fragrances and Cosmetics
UNITED STATES	T30202US06	12/16/2008	77/634,300			ALLOWED	25
25 - Swimwear

NINE WEST HOT 9

UNITED STATES	T30128US10	10/13/2009	77/847,389			ALLOWED	025
025 - dresses tops bottoms suits outerwear scarves hats gloves hosiery belts

NINE WEST RUNWAY RELIEF

UNITED STATES	T30505US00	4/22/2010	85/020,312			ALLOWED	35
35 - On-line retail store services featuring On-line retail store services featuring footwear, belts, handbags, jewelry, sunglasses and legwear.

Owner Trademark Image	Printed:	4/7/2011	Page	4

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST RUNWAY RELIEF continued
UNITED STATES	T30505US01	4/22/2010	85/020,352			ALLOWED	25
25 - Footwear

NINE WEST STEP FOR A CAUSE
UNITED STATES	T30507US00	4/22/2010	85/020,546			ALLOWED	35
35 - Retail and On line retail services
UNITED STATES	T30507US01	4/22/2010	85/020,555			ALLOWED	25
25 - Footwear

NINE WEST VINTAGE AMERICA COLLECTION logo

UNITED STATES	T30484US05	1/25/2010	77/919,496			ALLOWED	14
14 - jewelry

PAPPAGALLO (word mark)

UNITED STATES	T30192US06	3/11/2009	77/688,061			ALLOWED	18
18 - handbags, satchels, totes, back packs, luggage, clutches, coin cases, wallets, key cases, cosmetic cases sold empty

SHOELABORATIONS

UNITED STATES	T30515US00	6/23/2010	85/069,452			ALLOWED	35
35 - Providing consumer information online and in social media in the field of footwear, clothing accessories, clothing and fragrances; in International Class 35

TRUE SPIRIT

UNITED STATES	T30457US01	4/12/2007	77/155,218			ALLOWED	25
25 - [tops],[ bottoms],[belts] footwear

V.A.C.

UNITED STATES	T30486US00	4/14/2009	77/713,543			ALLOWED	25
25 - Tops and Bottoms

Owner Trademark Image	Printed:	4/7/2011	Page	5

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

WESTIES

UNITED STATES	T15982US03	3/11/2009	77/688,200			ALLOWED	14
14 - jewelry
						TOTAL ITEMS
			END OF REPORT			SELECTED =	38

Foreign Registrations
Jones Investment Co. Inc.

Owner Trademark Image	Printed: 4/7/2011 Page 1

Foriegn
Status:	REGISTERED

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

A (Underscored) LINE ANNE KLEIN

BAHRAIN	T30338BH01	9/21/1994	1087/94	9/21/1994	17939	REGISTERED	25
25 - Clothing, including jackets, coats, parkas, raincoats, blazers, blouses, shirts, dresses, trousers, jeans, shorts, t-shirts, skirts, jumpsuits, sweaters, cardigans, hats, belts, headbands, lingerie, neckwear, namely scarves, mufflers, ascots and ties, overalls, gloves, hosiery, stockings (knee-high and thigh-high), pantyhose, tights, socks, leggings, swimwear and footwear (including shoes, boots and slippers), except for childen’s footwear

BERMUDA	118970	6/8/1994	26156	6/8/1994	26156B	REGISTERED	25
25 - Jackets, coats, parkas, raincoats, blazers, blouses, shirts, dresses, trousers, jeans, shorts, t-shirts, skirts, jumpsuits, sweaters, cardigans, hats, belts, headbands, lingerie, neckwear, overalls, gloves, scarves, hosiery, stockings, pantyhose, tights socks, leggings, swimwear, suits, jumpers, capes, vests, collars, chemises, slips, petticoats, pajamas, negligees, nightgowns, tank tops, camisoles, pullovers, body shirts, leotards, stoles, and footwear; but none of the aforesaid being children’s footwear; all included in Class 25.

CANADA	118941	3/26/1991	678690	1/29/1998	TMA488527	REGISTERED	18,25
18 - Totebags.
25 - Clothing, namely, jackets, coats, parkas, raincoats, blazers, blouses, shirts, t-shirts, skirts, dresses, trousers, jeans, shorts, jumpsuits, overalls, sweaters, cardigans, hats, headbands, belts, gloves, scarves, neckwear, namely ties, cowls, mufflers, swimwear, hosiery, stockings, knee-high and thigh-high stockings, pantyhose, tights, socks, knit leggings; footwear, namely shoes, boots, slippers, except

CHINA	118952	3/23/1992	92012895	3/10/1993	633411	REGISTERED	25
25 - Clothing, footwear, headgear.
CHINA	118959	3/23/1992	92012894	3/10/1993	633410	REGISTERED	25
25 - Clothing, footwear, headgear.
HONG KONG	118949	3/20/1991	1835/91	8/29/1995	07301/1995	REGISTERED	25
25 - Tops, knitwear, dresses, jackets, pants, skirts, jumpsuits, coats.
JAPAN	T30338JP01	9/30/1991	3-9990	7/29/1994	2685856	REGISTERED	25
25 - Clothing
MEXICO	T30338MX01	1/10/1995	221269	1/10/1995	507157	REGISTERED	25
25 - Jackets, coats, parkas, raincoats, blazers, blouses, shirts, dresses, trousers, jeans, shorts, t-shirts, skirts, jumpsuits, sweaters, cardigans, hats, belts, headbands, lingerie, neckwear, namely scarves, mufflers, ascots and ties, overalls, gloves, hosiery, stockings (knee-high and thigh-high), pantyhose, tights, socks, leggings, swimwear and footwear (including shoes, boots and slippers), except for

TAIWAN	118969	4/1/1994	83025749	5/31/2007	662530	REGISTERED	25
25 - Boots and shoes. (Local Class 41)
UNITED KINGDOM	118946	3/6/1991	1457768	2/12/1993	B1457768	REGISTERED	18
18 - Articles made from leather; trunks, suitcases, bags, umbrellas, parasols, walking sticks and whips; all included in Class 18.

A (underscored) LINE ANNE KLEIN (Design)

UNITED KINGDOM	118944	3/6/1991	1457769	2/12/1993	B1457769	REGISTERED	25
25 - Articles of clothing; headwear; footwear; all included in Class 25; but not including children’s footwear.
UNITED KINGDOM	118945	3/6/1991	1457767	9/3/1993	B1457767	REGISTERED	14
14 - Articles made of precious metals or their alloys or coated therewith; jewellery; horological and chronometric instruments; all included in Class 14.

Owner Trademark Image	Printed: 4/7/2011 Page 2

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

A AMERICAN STYLE and Design

CHILE	118511	10/23/2002	586269		TBA	REGISTERED	25
25 - FOOTWEAR
MEXICO	118544	10/14/2002	570589	2/12/2003	778281	REGISTERED	25
25 - Footwear

A AMERICAN STYLE FLAG DESIGN

MEXICO	118542	10/14/2002	570590	2/12/2003	778282	REGISTERED	25
25 - Footwear

A and Design

CHILE	118513	10/23/2002	586264	1/17/2003	654927	REGISTERED	18
18 - Handbags, Shoulder Bags, Night Bags, Cosmetic Bags Sold Empty, Cosmetic Cases Sold Empty, Cosmetic Pouches Sold Empty, Vases For Cleaning Items Sold Empty, Leather Belts For The Shoulders, Wallets, Pocket Purses, Credit Card Cases, Business Card Cases, Key Cases, Leather Purses For The Keys, Cases For Passports, Coin Purses, Purses For Coins/Keys, Bags For Keeping All Kinds Of Items; Check Book Cases, Women’s Bags, Purses For Multiple Purposes, Haversacks, Bags For Books, Waist Bags, Leather And Textile Purchase Bags (Empty), Knapsacks, Haversacks For Mounts, Sports Bags, Sling Carrying Knapsacks, Travel Bags, Short Trip Bags, Week Trip Bags, Canton Flannel Bags, Suit Bags, Travel Bags For Clothes, Gym Bags, Athletic Bags, Beach Bags, Cases For Ties, Bags For The Waist, Protecting Bags, Knapsacks, Saddlebags, Attache Cases, Briefcases, Briefcase-Type Portfolios, Leather Envelopes For Carrying Personal Documents, Secretary-Type Document Cases, Purses, Suitcases, Luggage, Trunks, Umbrellas, Parasols.

CHILE	118514	10/23/2002	586262	1/17/2003	654926	REGISTERED	25
25 - Dressing Clothes For Adults; Namely, Jackets, Raincoats, Blouses, Skirts, Dresses, Overcoats, Trousers, Shorts, Waistcoats, Bombardier Jackets, Baseball Jackets, Parkas, Blazers, Shirts, T-Shirts, Straight-Legged Trousers, Jeans, Straight-Legged Shorts, Jumpsuits, Sweaters, Hats, Belts, Scarves, Neckwear, Socks And Stockings

CHILE	118515	10/23/2002	586263	11/3/2003	677690	REGISTERED	24
24 - Sheets, Pillow Cases, Shams, Dust Ruffles, Duvet Covers, Blankets, Comforters, Quilts, Bath Towels, Beach Towels, Wash Cloths Of Textile Materials, Body Sheets And Bath Rugs
CHILE	118499	10/23/2002	586266	1/17/2003	654955	REGISTERED	9
9 - Eyeglass Frames, Sun Glass Frames, Sunglasses, Non-Prescription Magnifying Eyeglasses, Eyeglass And Sun Glass Cases, Eyeglass And Sun Glass Chains And Ropes, Parts For Eyeglasses And Sunglasses, Clip-On Sun Glasses, Spectacles, Visors

CHILE	118512	10/23/2002	586265	1/17/2003	654928	REGISTERED	14
14 - Jewelry And Ordered Jewels; Horological And Chronometric Instruments, Parts And Accessories For Them, Namely, Watches, Belts For Watches, Watch Bands, Watch Straps, Watch Chains, Watch Cases

Owner Trademark Image	Printed: 4/7/2011 Page 3

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
A and Design continued . . .
CHILE	118510	10/23/2002	586267	1/22/2003	655604	REGISTERED	3
3 - Face Cream, Body Cream, Body Lotion, Body Cleanser, Body Exfoliating Preparation, Hair Shampoo, Hair Conditioner, Eau De Toilette, Perfume, Fragranced Body Lotion, Fragranced Body Cream, Skin Cleansing Lotion, Skin Cleansing Gel, Shaving Foam, Pre-Shaving Preparations, After Shave Lotions And Gels, After Shave Balm, Antiperspirant/Deodorant, Non-Medicated Anti-Wrinkle Cream, Non-Medicated Skin Renewal Cream, Eye Cream, Body Oil, Non-Medicated Lip Balm, Skin Balancing Lotion, Facial Skin Oil Controller, Skin Firming Preparation, Non-Medicated Skin Blemish Preparations, Facial Toner, Body Toner, Facial Cleaner, Facial Exfoliating Preparation, Body And Hair Shampoo And Conditioner-In-One, Eye Makeup Remover, Facial Makeup Remover, Face Masque, Body Masque, Skin Refreshing Lotion, Skin Refreshing Cream And Gel, Hair Spray, Hair Mousse, Hair Gel, Hair Humectant, Non-Medicated Hair Revitalizing Treatment, Body Sunscreen, Facial Sunscreen, Non-Medicated Lip Suncare Preparation, Hair Sunscreen, Self-Tanning Preparation In The Form Of Tanning Gels, Tanning Lotions And Creams, After Sunbathing Softening And Moistening Lotions, After Sun Soothing Moisturizing Loitions, After Sun Soothing Moisturizing Creams And Gels, Foundation Makeup, Lipstick, Lip Gloss, Eyeliner, Eye Shadow, Mascara, Skin-Tone Corrector, Namely Makeup, Creams And Lotions For Ensuring Consistency In Skin Tones, Face Powder, Body Powder, Bronzer, Namely Creams, Lotions And Gels For Giving Skin A Bronze Color For Use In Self-Tanning, Concealer For Face And Body , Eyebrow Pencils, Cosmetic Pencils, Blusher, Nail Enamel, Nail Enamel Top Coat, Nail Enamel Base Coat, Quick Dry Top Coat For Nails, Nail Conditioners, Nail Strengtheners, Nail Polish Remover, Ridge Filler For Nails, Namely A Cream Used In Nail Care For Ensuring A Smooth Surface For Nails, Cuticle Moisturizing Cream, Cuticle Removing Preparations, Nail Whitener, Namely Non-Medicated Whitening Cream, Bath Powder, Bath Oil, Facial And Body Oil Spray, Skin Soap, Potpourri, Massage Oils, Essential Oils For Personal Use.

MEXICO	118537	10/14/2002	570596	2/12/2003	778283	REGISTERED	25
25 - Clothing for adults; namely jackets, raincoats, blouses, skirts, dresses, coats, trousers, shorts, cardigans, bomber jackets, parkas, blazers, shirts, t-shirts, straight-legged trousers, jeans, straight-legged shorts, jumpsuits, sweaters, hats, belts, scarves, neckwear, socks

MEXICO	118538	10/14/2002	570595	3/4/2005	865413	REGISTERED	24
24 - SHEETS, PILLOW CASES, SHAMS, DUST RUFFLES, DUVET COVERS, BLANKETS, COMFORTERS, QUILTS, BATH TOWELS, BEACH TOWELS, WASH CLOTHS, BODY SHEETS AND BATH RUGS
MEXICO	118539	10/14/2002	570593	2/20/2003	779245	REGISTERED	14
14 - Jewelry and costume jewelry; horological and chronometric instruments, parts and accessories thereof, namely, watches, watch bands, watch straps, watch bracelets, watch chains, watch cases
MEXICO	118540	10/14/2002	570592	1/31/2003	777369	REGISTERED	9
9 - EYEGLASS FRAMES, SUN GLASS FRAMES, SUNGLASSES, NON-PRESCRIPTION MAGNIFYING EYEGLASSES, EYEGLASS AND SUN GLASS CASES, EYEGLASS AND SUN GLASS CHAINS AND CORDS, PARTS FOR EYEGLASSES AND SUNGLASSES, CLIP-ON SUN GLASSES, SPECTACLES, EYE SHADES

MEXICO	118541	10/14/2002	570591	2/27/2003	780968	REGISTERED	3
3 - Face Cream, Body Cream, Body Lotion, Body Cleanser, Body Exfoliating Preparation, Hair Shampoo, Hair Conditioner, Eau De Toilette, Perfume, Fragranced Body Lotion, Fragranced Body Cream, Skin Cleansing Lotion, Skin Cleansing Gel, Shaving Foam, Pre-Shave Preparations, After Shave Lotions And Gels, After Shave Balm, Anti-Perspirant/Deodorant, Non-Medicated Anti-Wrinkle Cream, Non-Medicated Skin Renewal Cream, Eye Cream, Body Oil, Non-Medicated Lip Balm, Skin Balancing Lotion, Facial Skin Oil Controller, Skin Firming Preparation, Non-Medicated Skin Blemish Preparation, Facial Toner, Body Toner, Facial Cleanser, Facial Exfoliating Preparation, Body And Hair Shampoo And Conditioner-In-One, Eye Makeup Remover, Facial Makeup Remover, Face Masque, Body Masque, Skin Refreshing Lotion, Skin Refreshing Cream And Gel, Hair Spray, Hair Mousse, Hair Gel, Hair Humectant, Non-Medicated Hair Revitalizing Treatment, Body Sunscreen, Facial Sunscreen, Non-Medicated Lip Suncare Preparation, Hair Sunscreen, Self-Tanning Preparation In The Form Of Tanning Gels, Tanning Lotions And Creams, After Sun Soothing Moisturizing Lotions, After Sun Soothing Moisturizing Creams And Gels, Foundation Makeup, Lipstick, Lip Gloss, Eyeliner, Eye Shadow, Mascara, Skin-Tone Corrector, Namely Makeup, Creams And Lotions For Ensuring Consistency In Skin Tones, Face Powder, Body Powder, Bronzer, Namely Creams, Lotions And Gels For Giving Skin A Bronze Color For Use In Self-Tanning, Concealer For Face And Body, Eyebrow Pencils, Cosmetic Pencils, Blusher, Nail Enamel, Nail Enamel Top Coat, Nail Enamel Base Coat, Quick Dry Top Coat For Nails, Nail Conditioners, Nail Strengtheners, Nail Polish Remover, Ridge Filler For Nails, Namely A Cream Used In Nail Care For Ensuring A Smooth Surface For Nails, Cuticle Moisturizing Cream, Cuticle Removing Preparations, Nail Whitener, Namely Non-Medicated Whitening Cream, Bath Powder, Bath Oil, Facial And Body Oil Spray, Skin Soap, Potpourri, Massage Oil, Essential Oils For Personal Use

MEXICO	118535	10/14/2002	570594	8/31/2006	951563	REGISTERED	18
18 - Handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, leather key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, checks book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, the cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas.

Owner Trademark Image	Printed: 4/7/2011 Page 4

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

A LINE & DESIGN

TURKEY	118974	12/26/1994	45547/94	12/26/1994	158184	REGISTERED	14,18,25
14 - Jewelry and all types and kinds of watches and clocks.
18 - Pocketbooks; cosmetic cases made of leather or imitations thereof, clutches, purses, money bags, wallets, rucksacks, billfolds, credit card cases, checkbook holders, key cases, pouches, travel kits and passport cases.

25 - Clothing, especially coats, raincoats, suits, skirts, jackets, cardigans, bomber jackets, baseball jackets, parkas, blazers, trousers, shirts, T-shirts, jeans, overalls, dresses, camisoles, blouses, sweaters, belts-hangers, gloves, scarves, foulards, neckwear, shawls, swimwear (swimsuits, sports, towel clothing, bonnets, sea shoes), knit leggings (gaiters), socks and stockings (short, long, normal socks and pantyhose), tights, shoes, boots, high-boots and sporting shoes for sporting, slippers, hats, casquettes, caps, sun visors.

A LINE AMERICAN STYLE and Design

CHILE	118503	10/23/2002	586260	11/9/2004	708107	REGISTERED	9
9 - EYEGLASS FRAMES, SUN GLASS FRAMES, SUNGLASSES, NON-PRESCRIPTION MAGNIFYING EYEGLASSES, EYEGLASS AND SUN GLASS CASES, EYEGLASS AND SUN GLASS CHAINS AND CORDS, PARTS FOR EYEGLASSES AND SUNGLASSES, CLIP-ON SUN GLASSES, SPECTACLES, EYE SHADES

MEXICO	118509	10/14/2002	570600	5/30/2005	884220	REGISTERED	18
18 - Handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, leather key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, clutch purses, general purpose purses, pouches, check book clutches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, the cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas.

MEXICO	118501	10/14/2002	570602	2/12/2003	778284	REGISTERED	25
25 - Clothing for adults; namely, jackets, raincoats, blouses, skirts, coats, trousers, shorts, cardigans, bomber jackets, baseball jackets, parkas, blazers, shirts, t-shirts, straight-legged trousers, jeans, straight-legged shorts, jumpsuits, sweaters, hats, belts, scarves, neckwear, socks and leggings

MEXICO	118500	10/14/2002	570601	10/22/2003	810547	REGISTERED	24
24 - SHEETS, PILLOW CASES, SHAMS, DUST RUFFLES, DUVET COVERS, BLANKETS, COMFORTERS, QUILTS, BATH TOWELS, BEACH TOWELS, WASH CLOTHS, BODY SHEETS
MEXICO	118526	10/14/2002	570599	1/13/2003	774431	REGISTERED	14
14 - Jewelry and costume jewelry; horological and chronometric instruments, parts and accessories thereof, namely, watches, watch bands, watch straps, watch bracelets, watch chains, watch cases
MEXICO	118543	10/14/2002	570598	1/31/2003	777370	REGISTERED	9
9 - EYEGLASS FRAMES, SUN GLASS FRAMES, SUNGLASSES, NON-PRESCRIPTION MAGNIFYING EYEGLASSES, EYEGLASS AND SUN GLASS CASES, EYEGLASS AND SUN GLASS CHAINS AND CORDS, PARTS FOR EYEGLASSES AND SUNGLASSES, CLIP-ON SUN GLASSES, SPECTACLES, EYE SHADES

A LINE ANNE KLEIN

AUSTRALIA	118978	2/6/1995	652452	2/6/1995	652452	REGISTERED	25
25 - Clothing, footwear, headgear; excluding footwear for children.
BENELUX	T30306BX00		na	8/10/1995	578592	REGISTERED
BENELUX	118984	9/25/1995	856247	9/25/1995	578592	REGISTERED	25
25 - Clothing, footwear (with the exception of children’s footwear), headgear.
ECUADOR	118983	5/26/1995	57172	11/15/1996	2928-96	REGISTERED	25
25 - Clothing including jackets, coats, parkas, raincoats, blazers, blouses, shirts, dresses, trousers, jeans, shorts, t-shirts, skirts, jumpsuits, sweaters, cardigans, hats, belts, headbands, lingerie, neckwear, overalls, gloves,scarves, hosiery, stockings (knee-high and thigh-high), pantyhose, tights, socks, leggings, swimwear; and footwear (including shoes, boots and slippers), except childrens’ footwear.

Owner Trademark Image	Printed: 4/7/2011 Page 5

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
A LINE ANNE KLEIN continued . . .
GERMANY	118986	9/12/1996	396 39 789.1	12/9/1996	396 39 789	REGISTERED	25
25 - Clothing, particularly jackets, coats, parkas, raincoats, blazers, blouses, shirts, dresses, suits, trousers, breeches, jeans, t-shirts, skirts, gymnastic suits, jumpsuits, sweaters, cardigans and woolen waistcoats, belts, underwear, in particular for ladies, scarves, shawls, in particular ascots, overalls, gloves, hosiery, knee and thigh stockings, also nylon stockings, panty-hoses, leotards, socks, leggings, bathing and swimming suits; footwear, in particular shoes, boots, slippers and sports shoes, except children’s footwear; headgear, particularly hats, caps, berets and headbands.

JAPAN	118988	6/17/1996	8-66448	5/22/1998	4147036	REGISTERED	14
14 - Personal ornaments; jewelry/rough gemstones/imitations of jewelry; clocks/watches.
JAPAN	118987	6/17/1996	8-066451	11/14/1997	4081537	REGISTERED	25
25 - Clothing, garters, stocking suspenders, braces, waistbands, belts, footwear, special sporting/ gymnastic wear, and special sporting and gymnastic footwear.
SPAIN	118980	3/30/1995	1957128	3/30/1995	1957128	REGISTERED	25
25 - Clothing, footwear, headgear.
TAIWAN	118985	4/9/1996	85015798	5/1/1997	760256	REGISTERED	25
25 - Jackets, coats, parkas, raincoats, blazers, blouses, shirts, dresses, trousers, jeans, t-shirts, skirts, jumpsuits, sweaters, cardigans, belts, lingerie, neckties, scarves and ascots, overalls, gloves, scarves, hosiery, stockings (knee-high and thigh-high), pantyhose, tights, socks, leggings, swimwear; hats and headbands; and footwear (including shoes, boots and slippers), except children’s footwear.

THAILAND	118981	6/12/1995	287268	6/12/1995	287268/TM87774	REGISTERED	25
25 - Jackets, coats, parkas, raincoats, blazers, blouses, shirts, dresses, suits, trousers, pants, jeans, shorts, t-shirts, skirts, jumpsuits, sweaters, cardigans, belts, lingerie, mufflers, ascots and ties, overalls, gloves, scarves, stockings (knee-high and thigh-high), pantyhose, tights, socks, leggings, leotards, swimwear, jumpers, capes, vests, collars, chemises, slips, petticoats, pajamas, negligees, nightgowns, tank tops, camisoles, pullovers, bodysuits, stoles; boots, shoes, athletic footwear, slippers, except footwear for children; caps, hats and

VENEZUELA	118991	10/21/1996	17598/96	10/31/1997	201857-P	REGISTERED	25
25 - Clothing, headgear and footwear, namely jackets, coats, parkas, raincoats, blazers, blouses, shorts, dresses, suits, trousers, pants, jeans, shorts, T-shirts, jumpsuits, sweaters, cardigans, belts, lingerie, mufflers, scarves, ascots, overalls, pantyhose, tights, socks, leggings, swimwear, footwear (including shoes, boots, slippers, and athletic footwear) except children’s footwear, hats, caps, besets, and

AK ANNE KLEIN

CURACAO	T30276NT01	1/15/2007	D700018	3/6/2007	12680	REGISTERED	3,9,14
							18,25
3 -
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

14 -
18 -
25 -

AK and (ANNE KLEIN in Chinese characters)

CHINA	T30372CN13	9/22/2006	5630217	11/28/2009	5630217	REGISTERED	35
35 - Received certificate 2/19/10

Owner Trademark Image	Printed: 4/7/2011 Page 6

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

AK ANNE KLEIN

ANDORRA	T30276AD00	8/11/2008	26417	8/11/2008	26417	REGISTERED	18,25,9
							14,35
18 - Handbags and smg’s
25 - Footwear
9 -
14 -
35 -
ANTIGUA & BARBUDA	T30276AG00	7/23/2007	33818	1/18/2008	6825	REGISTERED	3,9,14
							18,25
3 -
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

14 -
18 -
25 -
ARUBA	T30276AB00	1/15/2007	07011511	12/6/2007	26881	REGISTERED	3,9,14
							18,25
3 -
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

14 -
18 -
25 -
AUSTRALIA	203723	7/19/2004	1011792	7/19/2004	1011792	REGISTERED	14
14 - Jewellry, Including jewellry made of precious and non-precious metals; horological and chronometric instruments, watches, clocks and timers.
AUSTRALIA	T30354AU01	9/10/2007	1198359	9/10/2007	1198359	REGISTERED	3,9,18
							25
3 - Fragrances and Cosmetics
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

18 - Handbags, tote bags, briefcases, wallets, change purses, leather key cases and cosmetic bags (sold empty).
25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

BERMUDA	T30276BM00	10/1/2008	48538	8/19/2010	48538	REGISTERED	003
003 - Fragrances and Cosmetics
BERMUDA	T30276BM01	10/1/2008	48539	8/19/2010	48539	REGISTERED	9
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

BERMUDA	T30276BM02	10/1/2008	48540	8/19/2010	48540	REGISTERED	18
18 - Handbags and Small leather Goods
BERMUDA	T30276BM03	10/1/2008	48541	8/19/2010	48541	REGISTERED	25
25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

BOLIVIA	T30276BO00	10/24/2006	4119	8/13/2007	110041	REGISTERED	03
03 - Fragrances and Cosmetics
BOLIVIA	T30276BO01	10/24/2006	4120	8/13/2007	110050	REGISTERED	9
9 - optical and non optical eyewear
BOLIVIA	T30276BO02	10/24/2006	4121	8/13/2007	110042	REGISTERED	14
14 - jewelry and watches
BOLIVIA	T30276BO03	10/24/2006	4292	8/13/2007	110040	REGISTERED	18
18 -

Owner Trademark Image	Printed: 4/7/2011 Page 7

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
AK ANNE KLEIN continued . . .
BOLIVIA	T30354BO00	10/24/2006	4123	8/13/2007	110043	REGISTERED	25
25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

BOLIVIA	T30354BO01		na	8/13/2007	110044	REGISTERED	24
24 - Body, bath and sport towels
CANADA	247128	8/10/2007	1359368	4/8/2010	TMA763674	REGISTERED	18,25,35
18 - Pocketbooks of all kinds, handbags, tote bags, purses, wallets, key cases, key fobs, belts and umbrellas.
25 - Coats, suits, jackets, pants, shirts, dresses, blouses, sweaters, gloves and shoes.
35 - Operation of retail clothing stores, retail apparel stores, retail shoe stores, retail jewelry stores, boutiques in department stores; on-line retail store services featuring clothing, apparel, footwear, cosmetics, perfume, toiletries, eyewear, watches, jewelry and leather goods.

CAYMAN ISLANDS	T30276KY01	6/7/2007	CT4462371	6/7/2007	CT4462371	REGISTERED	18,25
18 -
25 -
CHILE	T30276CL01	9/20/2007	789115	11/26/2008	934904	REGISTERED	9
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

CHILE	T30276CL05	9/20/2007	789118	11/26/2008	834944	REGISTERED	25
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

CHILE	T30276CL07	9/20/2007	789117	11/26/2008	834937	REGISTERED	18
18 - Handbags, cosmetic cases sold empty, wallets
CHILE	T30276CL08	9/20/2007	789116	11/26/2008	834903	REGISTERED	14
14 - Watches and Jewelry
CHILE	T30276CL09	9/20/2007	789114	11/26/2008	834905	REGISTERED	03
03 - Fragrances and Cosmetics
CHINA	247116	6/9/2005	4709548	2/28/2009	4709548	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

CHINA	247118	6/9/2005	4709547	1/28/2009	4709547	REGISTERED	35
35 - Advertising and publicity services; retail store services, online services
CHINA	157126	5/9/2004	4054728	1/14/2007	4054728	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewellery, precious stones; horological and chronometric instruments; watches, clocks, table clocks and parts therefor

CHINA	247117	6/8/2005	4707374	1/21/2009	4707374	REGISTERED	25
25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
COLOMBIA	247130	5/31/2005	5 52804	12/14/2005	307910	REGISTERED	25
25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
COLOMBIA	247129	5/31/2005	5 52800	1/27/2006	308771	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags; shoulder bags; evening bags; cosmetic bags (sold empty); cosmetic cases (sold empty); cosmetic pouches (sold empty); grooming kits (sold empty); leather shoulder belts; wallets; billfolds; credit card cases; business card cases; key cases; key fobs; passport cases; coin purses; coin/key purses; carry-all clutches; check book clutches; clutch purses; general purpose purses; pouches; book bags; belt bags; leather and textile shopping bags (sold empty); tote bags; saddle bags; roll bags; sling bags; travel bags; overnight bags; weekender bags; duffel bags; suit bags; garment bags for travel; gym bags; athletic bags; beach bags; tie cases; waist packs; fanny packs; backpacks; knapsacks; attaché cases; briefcases; briefcase type portfolios; leather envelopes for carrying personal papers; secretaries; satchels; suitcases; luggage; trunks; umbrellas; beach umbrellas; parasols; walking sticks.

COLOMBIA	247131	5/31/2005	5 52799	12/14/2005	307960	REGISTERED	35
35 - Advertising and publicity services; retail store services, online services

Owner Trademark Image	Printed: 4/7/2011 Page 8

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
AK ANNE KLEIN continued . . .
COLOMBIA	T30354CO03	4/4/2007	07034291	10/31/2008	376115	REGISTERED	03
03 - Cosmetics and fragrances
COLOMBIA	T30354CO04	4/4/2007	07034292	10/22/2007	343352	REGISTERED	09
09 - eyewear
COLOMBIA	T30354CO05	4/4/2007	07034294	10/22/2007	343353	REGISTERED	14
14 - jewelry and wathes
COSTA RICA	T30276CR05	6/7/2005	0004196	9/18/2006	162410	REGISTERED	25
25 -
COSTA RICA	247134	6/7/2005	2005-0004195	8/23/2006	161 704	REGISTERED	35
35 - Advertising and publicity services; retail store services, online services
COSTA RICA	247132	6/7/2005	20050004197	8/22/2006	161695	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

COSTA RICA	T30354CR03	10/20/2006	200610182	6/13/2008	178145	REGISTERED	03
03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils

COSTA RICA	T30354CR04	10/20/2006	200610183	6/16/2008	176295	REGISTERED	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

COSTA RICA	T30354CR05	10/20/2006	200610184	6/12/2008	176071	REGISTERED	14
14 - jewelry and watches
DOMINICAN	247135	7/7/2005	2005-43151	9/29/2005	150775	REGISTERED	18,25,35
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags; shoulder bags; evening bags; cosmetic bags (sold empty); cosmetic cases (sold empty); cosmetic pouches (sold empty); grooming kits (sold empty); leather shoulder belts; wallets; billfolds; credit card cases; business card cases; key cases; key fobs; passport cases; coin purses; coin/key purses; carry-all clutches; check book clutches; clutch purses; general purpose purses; pouches; book bags; belt bags; leather and textile shopping bags (sold empty); tote bags; saddle bags; roll bags; sling bags; travel bags; overnight bags; weekender bags; duffel bags; suit bags; garment bags for travel; gym bags; athletic bags; beach bags; tie cases; waist packs; fanny packs; backpacks; knapsacks; attaché cases; briefcases; briefcase type portfolios; leather envelopes for carrying personal papers; secretaries; satchels; suitcases; luggage; trunks; umbrellas; beach umbrellas; parasols; walking sticks.

25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings.
35 - Advertising and publicity services; retail store services, online services.
DOMINICAN	T30354DO01	9/21/2007	37190	12/31/2007	164873	REGISTERED	3,9,14
3 - Fragrances and Cosmetics
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

14 - Jewelry and Watches
ECUADOR	T30276EC01	3/6/2007	181352	1/15/2008	41408	REGISTERED	3
3 -
ECUADOR	T30276EC02	3/6/2007	181353	1/15/2008	41508	REGISTERED	9
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

ECUADOR	T30276EC03	3/6/2007	181354	1/15/2008	41308	REGISTERED	14
14 -
ECUADOR	247140	6/6/2005	158046	3/20/2006	36606	REGISTERED	35
35 - Advertising and publicity services; retail store services, online services

Owner Trademark Image	Printed: 4/7/2011 Page 9

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
AK ANNE KLEIN continued . . .
ECUADOR	247138	6/6/2005	158043	8/28/2006	250606	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

ECUADOR	247139	6/6/2005	158045	8/28/2006	270706	REGISTERED	25
25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
EL SALVADOR	247141	7/4/2005	2005050196	2/1/2006	228/56	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags; shoulder bags; evening bags; cosmetic bags (sold empty); cosmetic cases (sold empty); cosmetic pouches (sold empty); grooming kits (sold empty); leather shoulder belts; wallets; billfolds; credit card cases; business card cases; key cases; key fobs; passport cases; coin purses; coin/key purses; carry-all clutches; check book clutches; clutch purses; general purpose purses; pouches; book bags; belt bags; leather shopping bags; shopping bags; net bags for shopping; tote bags; saddle bags; roll bags; sling bags; travel bags; overnight bags; weekender bags; duffel bags; suit bags; garment bags for travel; gym bags; athletic bags; beach bags; tie cases; waist packs; fanny packs; backpacks; knapsacks; attaché cases; briefcases; briefcase type portfolios; leather envelopes for carrying personal papers; secretaries; satchels; suitcases; luggage; trunks; umbrellas; beach umbrellas; parasols; walking sticks.

EL SALVADOR	247143	7/4/2005	2005050195	1/19/2006	213/55	REGISTERED	35
35 - Advertising and publicity services; retail store services; online sales services; on-line advertising on a computer network.
EL SALVADOR	247142	7/4/2005	2005050198	1/19/2006	217/55	REGISTERED	25
25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings.
EUROPEAN UNION	T30276EU01	10/23/2006	005408976	11/10/2007	005408976	REGISTERED	03,09,14
03 - Fragrances and Cosmetics
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewellery, precious stones; horological and chronometric instruments.
EUROPEAN UNION	247197	5/30/2005	4462371	9/15/2006	4462371	REGISTERED	18,25,35
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
35 - Advertising and publicity services also provided online; retail store services, online retail services both in relation to leather and imitations of leather and goods made of these materials, handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks, umbrellas, beach umbrellas, parasols and walking sticks, clothing, footwear, headgear, belts, scarves, neckties, socks and stockings.

FEDERATION OF	245347	4/21/2005	2005709307	6/5/2006	307951	REGISTERED	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, footwear, headgear.
35 - Advertising; business management; business administration; office functions; bringing togther for the benefit of others a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase the goods; procurement services for others [purchasing goods and services for other businesses]

GUATEMALA	247145	6/6/2005	M-3761-2005	2/8/2006	140,373	REGISTERED	25
25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
GUATEMALA	247146	6/6/2005	M-3762-2005	2/1/2006	140,275	REGISTERED	35
35 - Advertising and publicity services; retail store services, online services

Owner Trademark Image	Printed: 4/7/2011 Page 10

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
AK ANNE KLEIN continued . . .
GUATEMALA	247144	6/6/2005	M-3763-2005	3/6/2006	140,828	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

GUATEMALA	T30354GT03	11/7/2006	934502006	5/15/2007	149378	REGISTERED	03
03 - Cosmetics and Fragrances
GUATEMALA	T30354GT04	11/7/2006	934302006	5/21/2007	149665	REGISTERED	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

GUATEMALA	T30354GT05	11/7/2006	934502006	5/29/2007	149768	REGISTERED	14
14 - jewelry and watches
HONDURAS	247195	6/28/2005	14922/2005	4/3/2008	13269	REGISTERED	35
35 - Advertising and publicity services; retail store services, online services
HONDURAS	T30354HN03	10/26/2006	36345/2006	7/2/2007	101278	REGISTERED	03
03 - Fragrances and Cosmetics
HONDURAS	T30354HN04	10/26/2006	36346/2006	7/2/2007	101270	REGISTERED	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

HONDURAS	T30354HN05	10/26/2006	36347/2006	7/2/2007	101277	REGISTERED	14
14 - Jewelry and Watches
HONG KONG	T30276HK00	11/1/2006	300751211	11/1/2006	300751211	REGISTERED	03,09,14
03 - Fragrances and Cosmetics
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

14 -
HONG KONG	247148	5/28/2005	300428823	5/28/2005	300428823	REGISTERED	18,25,35
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
35 - Advertising and publicity services; retail store services, online services, provision of on-line information in respect of all the aforesaid services.
INDIA	247151	6/13/2005	1363479	8/4/2008	1363479	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

INDIA	248033	6/13/2005	1363480	3/28/2008	1363480	REGISTERED	25
25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
INDIA	248035	6/13/2005	1363481	5/23/2007	1363481	REGISTERED	35
35 - Advertising and publicity services; retail store services, online services.
INDONESIA	247155	6/13/2005	D00.2005.0077	2/14/2007	0000110104	REGISTERED	25
25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings

Owner Trademark Image	Printed: 4/7/2011 Page 11

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
AK ANNE KLEIN continued . . .
INDONESIA	247156	6/13/2005	D00.2005.0077	2/14/2007	0000110106	REGISTERED	35
35 - Advertising and publicity services; retail store services, online services
INDONESIA	207682	8/4/2004	2004.2215422329	4/25/2006	0000704001	REGISTERED	14
14 - Jewelry belonging in Class 14 including jewelry made of precious and non-precious metals; watches, clocks and timers
INDONESIA	T30354ID04	11/17/2006	D00.2006.037419	7/4/2008	IDM000167638	REGISTERED	03
03 - Fragrances and Cosmentics
JAMAICA	T30276JM00	10/26/2006	049445	10/26/2006	049445	REGISTERED	03,09,14
							24,25
03 - Fragrances and Cosmetics
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

14 -
24 -
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

JAMAICA	T30276JM02	9/11/2007	050831	8/18/2008	050831	REGISTERED	18
18 - All goods in category
JAPAN	247119	6/6/2005	2005-050214	4/7/2006	4943594	REGISTERED	18,25,35
18 - Metal fittings for bags, purse clasps, leather containers, clothing for pets, bags or the like, pouches or the like, portable toiletry article cases, umbrellas and parasols, sticks, canes, fittings of metal for canes, cane handles, horse-riding equipment, leather.

25 - Clothing, garters, sock suspenders, braces, bands, belts, footwear, costumes for dressing-up, special sporting and gymnastic wear, special sporting and gymnastic footwear
35 - Advertising and publicity services, online advertising on a computer network, providing online information on commodity sales, order processing agencies for online sales
JAPAN	T30354JP01	10/27/2006	2006100336	8/10/2007	5070313	REGISTERED	03,09,14
							18,25
03 - Antistatic agents for home use, Defatting agents for home use, Rust removing preparations, Benzine for removing stains, Softener for laundry use, Laundry bleaches, Gums for wigs, Adhesives for false eyelashes use, Laundry starches, “Funori” for laundry use, Stripping agents for paint, Shoe cream, Shoe polish, Polishing agents, Soaps & the like, Dentifrices, Cosmetics, Fragrances and flavourings, Sand papers, Grinding cloth, Grinding sands, Artificial pumice stones, Polishing papers, Polishing cloth, False nails, False eyelashes

09 - Ear plugs, Processed glass (excluding those for building use), Arc-welding machines, Metal cutting machines, Electric welding apparatus, Ozone generators, Electrolysers, Egg graders, Cash registers, Coin counting or selecting machines, Job recording machines, Photo-copying machines, Hand calculators, Drawing or drafting machines and instruments, Time stamping machines, Time recorders, Punch card system machines, Vote computing machines, Billing machines, Postage stamp checking apparatus, Automatic vending machines, Gasoline station equipment, Coin-operated gates for car parks, Life saving apparatus and equipment, Fire extinguishers, Fire hydrants, Nozzles for fire hoses, Fire-extinguishing sprinkler system, Fire alarm systems, Gas leakage alarm apparatus, Anti-theft warning apparatus, Protective helmets, Railway signal machines, Triangular signs for warning of vehicle accident, Luminous or mechanical road sign, Diving machines and apparatus, Arcade video game machines, Electrically operated door closing apparatus, Vehicle driving training simulators, Sports training simulators, Physical and chemical apparatus and instruments, Photographic apparatus and instruments, Motion picture apparatus and instruments, Optical apparatus and instruments, Measuring apparatus and instruments, Electrical distribution or control machines and apparatus, Rotary converters, Phase modifiers, Batteries, Electrical and magnetic measuring instruments, Electric wires and cables, Electric irons, Electric hair-curlers, Electric buzzers, Electrical communication machines and apparatus, Electronic machines/instruments & their parts/fittings, Magnetic cores, Resistance wires, Electrodes, Fireboats, Rockets, Fire engines, Cigar lighters for cars, Gloves for protection against accident, Dust masks, Gas masks, Welding masks, Clothing for protection against fire, Glasses, Video game apparatus for personal use, Electronic circuits and CD-ROMs on which programs for hand-held games with liquid crystal displays are recorded, Slot machine, Weight belts, Wet suits, Inflatable swimming floats, Protective helmets for sports, Air tanks, Swimming floatboards, Regulators, Records, Metronomes, Electronic circuits and CD-ROMs on which automatic performance programs for electronic musical instruments are recorded, Slide rules, Cinematographic films, Transparencies, Slide film mounts, Pre-recorded video discs and video tapes, Electronic publications

14 - Precious metals, Key holders, Tableware of precious metals, Nut-crackers, pepper pots, sugar bowls, saltshakers, egg stands, napkin holders, napkin rings, trays, toothpick stands of precious metal, Needle cases of precious metal, Candle extinguishers and candlesticks of precious metal, Jewel cases of precious metal, Vases and flower bowls of precious metal, Trophies, Commemorative shields, Personal ornaments, Purses and wallets of precious metal, Jewels and their raw ores and imitations of jewels, Compacts of precious metal, Shoe decorations of precious metal, Clocks and watches, Smokers’ articles of precious metal

18 - Metal fittings for bags, Purse clasps, Leather containers, Clothing for pets, Bags or the like, Pouches or the like, Portable toiletry article cases, Umbrellas and parasols, Sticks, Canes, Fittings of metal for canes, Cane handles, Horse-riding equipment, Leather

25 - Clothing; Garters; Sock suspenders; Braces; Bands; Belts; Footwear; Costumes for dressing-up; Special sporting and gymnastic wear; Special sporting and gymnastic footwear
JORDAN	T30276JO00	5/30/2005	80205	5/30/2005	80205	REGISTERED	25
25 - Clothing footwear headgear, belts, scarves, neckties, socks and stocking

Owner Trademark Image						Printed:	4/7/2011	Page 12
COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#		STATUS	CLASSES

AK ANNE KLEIN continued
JORDAN	247157	5/30/2005	80204	5/30/2005	80204	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags; shoulder bags; evening bags; cosmetic bags (sold empty); cosmetic cases (sold empty); cosmetic pouches (sold empty); grooming kits (sold empty); leather shoulder belts; wallets; billfolds; credit card cases; business card cases; key cases; key fobs; passport cases; coin purses; coin/key purses; carry-all clutches; check book clutches; clutch purses; general purpose purses; pouches; book bags; belt bags; leather and textile shopping bags (sold empty); tote bags; saddle bags; roll bags; sling bags; travel bags; overnight bags; weekender bags; duffel bags; suit bags; garment bags for travel; gym bags; athletic bags; beach bags; tie cases; waist packs; fanny packs; backpacks; knapsacks; attaché cases; briefcases; briefcase type portfolios; leather envelopes for carrying personal papers; secretaries; satchels; suitcases; luggage; trunks; umbrellas; beach umbrellas; parasols; walking sticks.

JORDAN	247159	5/30/2005	80737	4/3/2006	80737	REGISTERED	35
35 - Advertising and publicity services; online services; the bringing together for the benefit of others, of a variety of good (excluding the transport thereof), enabling customers to conveniently view and purchase those goods

KAZAKHSTAN	T30354KZ00	3/26/2007	38463	12/12/2009	27317	REGISTERED	18,25,35
							14
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, footwear, headgear.
35 - Advertising; business management; business administration; office functions; bringing togther for the benefit of others a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase the goods; procurement services for others [purchasing goods and services for other businesses]

14 - Jewelry and Watches
LEBANON	T30276LB00	3/4/2008	1630	4/8/2008	115721	REGISTERED	03,09,14
							18,25,35
03 -
09 -
14 -
18 -
25 -
35 -
MACAO	T30354MO00	11/10/2006	25540	4/20/2007	025540	REGISTERED	03
03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils

MACAO	T30354MO01	11/10/2006	25541	4/20/2007	025541	REGISTERED	09
09 -
MACAO	T30354MO02	11/10/2006	25542	4/20/2007	025542	REGISTERED	14
14 -
MACAO	T30354MO03	11/10/2006	25543	4/20/2007	025543	REGISTERED	18
18 -
MACAO	T30354MO04	11/10/2006	25544	4/20/2007	025544	REGISTERED	25
25 -
MALAYSIA	247165	6/9/2005	5009209	11/22/2007	5009209	REGISTERED	35
35 - Advertising and publicity services; retail store services, online services
MALAYSIA	207687	8/6/2004	4011407	8/6/2004	4011407	REGISTERED	14
14 - Jewelry belonging in Class 14 including jewelry made of precious and non-precious metals; watches, clocks and timers
MALAYSIA	T30354MY04	11/6/2006	06019852	10/3/2008	06019852	REGISTERED	03
03 - Fragrances and Cosmetics
MALAYSIA	T30354MY05	11/6/2006	06019853	9/12/2008	06019853	REGISTERED	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

MEXICO	T30276MX00	10/10/2007	888123	10/10/2007	1008851	REGISTERED	03
03 -
MEXICO	T30276MX01	10/10/2007	888124	10/10/2007	1008852	REGISTERED	9
9 -

Owner Trademark Image						Printed:	4/7/2011	Page 13
COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#		STATUS	CLASSES

AK ANNE KLEIN continued
MEXICO	T30276MX02	10/10/2007	888125	10/10/2007	10088123	REGISTERED	14
14 - watches
MEXICO	T30276MX03	10/10/2007	888126	10/10/2007	1008854	REGISTERED	18
18 -
MEXICO	T30276MX04	10/10/2007	888127	10/10/2007	1008855	REGISTERED	25
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

MEXICO	T30276MX05	10/10/2007	888128	10/10/2007	1008856	REGISTERED	35
35 -
MEXICO	126812	5/12/2003	600274	11/10/2003	811952	REGISTERED	24
24 - Sheets, pillow cases, shams, dust ruffles, duvet covers, blankets, comforters, quilts, bath towels, beach towels, towels, body sheets and bath rugs; hand towels made of textile; table linens, namely, napkins and place mats.

NICARAGUA	247169	7/6/2005	2005-02163	3/3/2006	0600570	REGISTERED	18,25,35
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
35 - Advertising and publicity services; retail store services, online services
NICARAGUA	T30354NI01	11/1/2006	03866	11/21/2007	0703111	REGISTERED	03,09,14
							18
03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils

09 - eye glasses and sunglasses
14 - jewelry and watches
18 - handbags ans wallets
OMAN	247174	7/6/2005	36964	8/1/2006	36964	REGISTERED	35
35 - Advertising and publicity services; retail store services, online services
OMAN	247173	7/6/2005	36963	8/1/2006	36963	REGISTERED	25
25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
OMAN	247172	7/6/2005	36962	10/30/2006	36962	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

PANAMA	247177	6/1/2005	142725	6/1/2005	142725	REGISTERED	35
35 - Advertising and publicity services; retail store services, online services
PANAMA	247175	6/1/2005	142722	6/1/2005	142722	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

PANAMA	247176	6/1/2005	142723	6/1/2005	142723	REGISTERED	25
25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings

Owner Trademark Image						Printed:	4/7/2011	Page 14
COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#		STATUS	CLASSES

AK ANNE KLEIN continued . . .
PARAGUAY	T30276PY00	10/27/2006	32613/2006	12/10/2007	305995	REGISTERED	03
03 - Fragrances and Cosmetics
PARAGUAY	T30276PY01	10/27/2006	32614/2006	12/10/2007	305996	REGISTERED	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

PARAGUAY	T30276PY02	10/27/2006	32615/2006	12/10/2007	305997	REGISTERED	14
14 - Jewelry and Watches
PARAGUAY	T30276PY03	10/27/2006	32616/2006	12/10/2007	305998	REGISTERED	24
24 -
PARAGUAY	T30276PY04	10/27/2006	32617/2006	12/10/2007	305999	REGISTERED	25
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

PARAGUAY	T30276PY10	12/1/2006	37583	2/8/2008	307608	REGISTERED	18
18 - all goods in class
PERU	T30276PE09	9/28/2007	330539	2/29/2008	135587	REGISTERED	25
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

PHILIPPINES	247178	6/6/2005	4-2005-005174	6/6/2006	4-2005-005174	REGISTERED	18,25,35
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
35 - Advertising and publicity services; retail store services, online services
PHILIPPINES	T30354PH01	11/3/2006	42006011963	9/17/2007	42006011963	REGISTERED	3,9,14
							18,25
3 - Fragrances and Cosmetics
9 - eyewear
14 - jewelru and watches
18 - handbags and wallets
25 - belts, blouses, camisloes, coats, footwear
QATAR	247179	7/24/2005	36387	5/26/2008	36387	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

QATAR	247180	7/24/2005	36388	5/26/2008	36388	REGISTERED	25
25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
QATAR	247181	7/24/2005	36389	5/26/2008	36389	REGISTERED	35
35 - Advertising and publicity services; retail store services, online services
SAUDI ARABIA	T30276SA00	2/27/2008	127586	9/1/2010	118987	REGISTERED	3
3 - Cosmetics and Fragrances
SAUDI ARABIA	T30276SA01	2/27/2008	127587	9/1/2010	118988	REGISTERED	9
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

SAUDI ARABIA	T30276SA02	2/27/2008	127588	9/1/2010	118989	REGISTERED	18
18 - Handbags and Small leather Goods

Owner Trademark Image	Printed:	4/7/2011	Page 15

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
AK ANNE KLEIN continued...
SAUDI ARABIA	T30276SA03	2/27/2008	127589	9/27/2010	119619	REGISTERED	25
25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

SAUDI ARABIA	T30276SA04	2/27/2008	127590	8/15/2010	118586	REGISTERED	35
35 - The bringing together for the benefit of others, of a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase those goods.
SINGAPORE	247123	5/28/2005	T0508853I	5/28/2005	T0508853I	REGISTERED	35
35 - Advertising and publicity services; bringing together, for the benefit of others, of a variety of goods/services, namely, clothing, jewelry, watches and all other types of horological instruments, accessories, perfume, cologne, hosehold items, cosmetics, leather goods, footwear, headgear, bags and carrying cases (excluding transport thereof), enabling customers to conveniently view and purchase those goods/services by means of internet; on-line advertising on a computer network.

SINGAPORE	247122	5/28/2005	T05/08852J	5/28/2005	T05/08852J	REGISTERED	25
25 - Clothing, footwear, headgear; belts, scarves, neckties, socks and stockings
SINGAPORE	247121	5/28/2005	T05/08851B	5/28/2005	T05/08851B	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty) [not fitted], cosmetic cases (sold empty) [not fitted], cosmetic pouches (sold empty)[not fitted], grooming kits (sold empty)[not fitted], leather shoulder belts, wallets, billfolds, credit card cases [wallets], business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

SINGAPORE	207688	7/28/2004	T04/12337C	7/28/2004	T04/12337C	REGISTERED	14
14 - Jewelry belonging in Class 14 including jewelry made of precious and non-precious metals; watches, clocks and timers
SINGAPORE	T30354SG04	10/25/2006	T0622605F	10/25/2006	T0622605F	REGISTERED	03
03 - Fragrances and Cosmentics
SINGAPORE	T30354SG05	10/25/2006	T0622606D	10/25/2006	T0622606D	REGISTERED	09
09 -
SOUTH KOREA	247120	6/8/2005	45-2005-2504	8/16/2006	17128	REGISTERED	25,35
25 - Half coats, long coats, fur coats, over coats, trench coats, rain coats, sporting anoraks, anoraks (except for sporting anoraks), parkas, blazers, jackets, cardigans, boleros, sports coats, wind resistant jackets, fur stoles, suits, vests, one-piece dresses, two-piece dresses, caftans, evening gowns, jumpers, skirts, slacks, trousers, jean pants, jean shorts, jean jackets, jean skirts, jean dresses, jean overalls, jean jump suits, jean shirts, work clothes (dungarees), jumpsuits, overalls, coveralls, flight suit, jogging suits, sweat pants, shorts, skorts, culottes, sweaters, pullovers, jerseys, dress shirts, polo shirts, short sleeve shirts, body shirts, sports shirts, tuxedo shirts, formal shirts, blouses, tunics, sweat shirts, t-shirts, halter tops, tank tops, body suits, unitards, camisoles, chemises, undershirts, slips, bustiers, garter belts, briefs, boxer shorts, bloomers, underpants, under panties, thermal underwear, brassieres, corsets, teddies, petticoats, nightgowns, night shirts, negligees, bath robes, pajamas, aprons, stockings, pantyhose, tights, knee high stockings, leg warmers, leggings, socks, neckties, bow ties, ascots, pocket squares, scarves, shawls, neckerchiefs, winter gloves, evening gloves, mittens, leather belts, belts for clothing made of imitation leather, belts for clothing made of fabric, belts for clothing made of vinyl, belts for clothing made of plastics, sashes, suspenders for clothing, stocking suspenders, sock suspenders, garters, cummerbunds, swimwear, namely bathing caps, bathing suits and bathing pants; beach robes, bikinis, sarongs, ski suits, ski bibs, ski pants, thermal socks, golf shirts, golf pants, golf shorts, tennis shirts, tennis pants, tennis shorts, hats and caps, berets, crowns, nightcaps, sun visors, miters, hoods (clothing), turbans, top hats, leather shoes, rubber shoes, galoshes, golf shoes, hiking shoes, lace boots, bath sandals, bath slippers, half boots, boots, vinyl shoes, beach shoes, sandals, ski boots, slippers, overshoes, rain shoes, top boots, gymnastic shoes, laced shoes, espadrilles and sneakers

35 - Publication of advertisement services, modeling services for advertising or sales promotion, advertisement planning services, advertising agency services, publicity columns preparation services, dissemination of advertising, advertisement publishing services, advertisement brokerage services, publicity material rental services, advertising material updating services, advertising space rental services, billboard leasing services, enterprise advertising and promoting services, radio advertising services, bill-posting services, services in connection with organization of trade fairs for commercial or advertising purposes, services in connection with organization of exhibitions or commercial or advertising purposes, distribution of samples services, film advertising services, outdoor advertising services, direct mail advertising services, mail order advertising services, television advertising services, promotion agency services, on-line advertising on a computer network, rental of advertising time on communication media, retail agencies of cosmetics, retail mediating services of cosmetics, retail agencies of perfumery, retail mediating services of perfumery, retail agencies of soaps, retail mediating services of soaps, retail agencies of toilet preparations, namely articles such as shampoo, soap or shaving cream, used in washing or caring for the appearance; retail mediating services of toilet preparations, retail agencies of eyewear, retail mediating services of eyewear, retail agencies of bags, retail mediating services of bags, retail agencies of clothing, retail mediating services of clothing, retail agencies of footwear, retail mediating services of footwear, retail agencies of headgear, retail mediating services of headgear, retail agencies of belts, retail mediating services of belts

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#		STATUS	CLASSES

AK ANNE KLEIN continued...
SOUTH KOREA	118517	10/24/2002	40-2002-48925	9/1/2004	592008	REGISTERED	9,14,18
							03
9 - EYEGLASS FRAMES, SUNGLASSES, NON-PRESCRIPTION MAGNIFYING EYEGLASSES, EYEGLASS AND SUN GLASS CASES, EYEGLASS AND SUN GLASS CHAINS AND CORDS, CLIP-ON SUNGLASSES, ANTI-GLARE GLASSES, COMMON EYEGLASSES, EYE SHADES, GOGGLES FOR SPORT, SHOOTING GLASSES, BINOCULARS

14 - WRIST WATCHES, STOP WATCHES, WATCH FOBS, POCKET WATCHES, WATCH BANDS, WATCH STRAPS, WATCH BRACELETS, WATCH CHAINS, AND WATCH CASES; WALL CLOCKS, TABLE CLOCKS, ALARM CLOCKS, CLOCKS INCORPORATING RADIOSEarrings made of precious gem, necklaces made of precious gems, rings made of precious gems, bracelets made of precious gems, artificial jewelry, master clocks, atomic clocks, clocks for automobiles, electric clocks and watches, electronic clocks and watches, control clocks, chronoscopes, sundials, chronometers, chronographs, bowls made of precious metal, bowls coated with precious metal, platters made of precious metal, platters coated with precious metal, serving trays made of precious metal, serving trays coated with precious metal, chargers made of precious metal, chargers coated with precious metal, plates made of precious metal, plates coated with precious metal, mugs made of precious metal, mugs coated with precious metal, vases made of precious metal, vases coated with precious metal, canisters for kitchen purposes made of precious metal, canisters for kitchen purposes coated with precious metal, cruets made of precious metal, cruets coated with precious metal, memorial decorative trays made of precious metal, memorial decorative trays coated with precious metal, candlesticks made of precious metal, candlesticks coated with precious metal, candelabras made of precious metal, candelabras coated with precious metal, candle holders made of precious metal, candle holders coated with precious metal, candle ring made of precious metal, candle ring coated with precious metal, candle snuffers made of precious metal, candle snuffers coated with precious metal, candle trays made of precious metal, candle trays coated with precious metal, decorative jewelry boxes of precious metal, decorative jewelry boxes coated with precious metal, jewelry boxes made of precious metal, jewelry boxes coated with precious metal, jewelry cases made of precious metal, jewelry cases coated with precious metal, cigarette cases made of precious metal, cigarette cases coated with precious metal, cigarette boxes made of precious metal, cigarette boxes coated with precious metal, cigarette holders made of precious metal, cigarette holders coated with precious metal, ashtrays made of precious metal, ashtrays coated with precious metal, nutcrackers made of precious metal, nutcrackers coated with precious metal, coffee pots made of precious metal, coffee pots coated with precious metal, non-electric coffee pots made of precious metal, non-electric coffee pots coated with precious metal, tea pots made of precious metal, tea pots coated with precious metal, non-electric tea infusers made of precious metal, non-electric tea infusers coated with precious metal, tea ball made of precious metal, tea ball coated with precious metal, tea infusers made of precious metal, tea infusers coated with precious metal, serviette rings made of precious metal, serviette rings coated with precious metal, napkin ring made of precious metal, napkin ring coated with precious metal, Virgin Mary icons made of precious metal, Virgin Mary icons coated with precious metal, Buddha icons made of precious metal, Buddha icons coated with precious metal, Jesus Christ icons made of precious metal, Jesus Christ icons coated with precious metal, clutches purses of precious metal and key fobs.

18 - HANDBAGS, SHOULDER BAGS, EVENING BAGS, COSMETIC BAGS SOLD EMPTY, LEATHER SHOULDER BELTS, GROOMING KITS SOLD EMPTY, WALLETS NOT OF PRECIOUS METAL, BILLFOLDS NOT OF PRECIOUS METAL, CREDIT CARD CASES, BUSINESS CARD CASES, KEY CASES, PASSPORT CASES, COIN PURSES, CLUTCH PURSES, GENERAL PURPOSE PURSES, DRAWSTRING POUCHES, BOOK BAGS, BELT BAGS, TOTE BAGS, SADDLE BAGS, ROLL BAGS, SLING BAGS, TRAVEL BAGS, OVERNIGHT BAGS, DUFFEL BAGS, SUIT BAGS, GARMENT BAGS FOR TRAVEL, GYM BAGS, ATHLETIC BAGS, BEACH BAGS, TIE CASES, WAIST PACKS, FANNY PACKS, BACKPACKS, KNAPSACKS, ATTACHE CASES, BRIEFCASES, BRIEFCASE TYPE PORTFOLIOS, LEATHER BAGS IN THE SHAPES OF AN ENVELOPE FOR CARRYING PERSONAL PAPERS, SATCHELS, SUITCASES, LUGGAGE, TRUNKS; UMBRELLAS,

03 - Eyebrow pencils, lipsticks, mascaras, mask packs, massage oils, liquid face powder, beauty bath additives, antiperspirants, bath oils, bath powder, blushers, perfumed powder, skin fresheners, eye liners, eye shadows, eau de cologne, body deodorants, lip glosses, cosmetic preparations for slimming purposes, cold cream, compact powder, cleansing cream, foundation cream, face powder, potpourris <fragrances>, hand creams, perfumes, perfumed oils, make-up powder, astringents for cosmetic purposes, cosmetic pencils, cosmetic dyes, toilet bath salts, colorants for toilet purposes and talcum powder for toilet use.

TAIWAN	T30276TW02	10/26/2006	095053950	7/1/2007	1270156	REGISTERED	03,09
03 - Fragrances and Cosmetics
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

TAIWAN	247184	6/9/2005	94027521	6/1/2006	1212352	REGISTERED	35
35 - Advertising and publicity services; retailing services relating to clothing, footwear and headgear; goods made of leather and imitation leather including trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harnesses and saddlery; precious metals, diamonds pearls, jade, coral rock crystal carnelian, precious stones, necklaces, pins, braceletes, earrings, bangles, pendants, wrist chains, rings, neck chains, watches, watch bands, watch straps, clocks and table clocks, and parts and fittings for the aforesaid goods; scarf clips; online retail services in relation to the aforesaid goods; online shopping services; mail order services; online advertising and publicity

TAIWAN	247183	6/9/2005	94027520	4/16/2006	1200130	REGISTERED	25
25 - Clothing, boots, shoes, sneackers, athletic shoes, slippers, sandals and spadrilles, hats, caps, berets, and bandanas; belts, scarves, neckties, socks and stockings
TAIWAN	247182	6/9/2005	94027519	3/16/2006	1200020	REGISTERED	18
18 - Leather and imitations of leather; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

THAILAND	247187	6/9/2005	593000	10/10/2006	31461	REGISTERED	35
35 - Advertising and publicity services; Bringing together various kinds of goods to conveniently view and purchase for buyers; on-line services relating to advertising and publicity; providing business information through the internet

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#		STATUS	CLASSES

AK ANNE KLEIN continued...
THAILAND	247186	6/9/2005	592999	8/29/2006	247378	REGISTERED	25
25 - Jackets, coats, parkas, raincoats, blazers, blouses, shirts, dresses, suits, trousers, pants (except underpants and sports pants), jeans, shorts, t-shirts, skirts, jumpsuits, sweaters, cardigans, belts, lingerie, mufflers, ascots and ties, overalls, gloves, scarves, stockings (knee-high and thigh-high), pantyhose, tights, socks, leggings, lotards, swimwear, jumpers, capes, vests, collars, chemises, slips, petticoats, pajamas, negligees, nightgowns, tank tops, camisoles, pullovers, bodysuits, stoles; boots, shoes including sport shoes, slippers;

THAILAND	247185	6/9/2005	592998	3/21/2007	258103	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

THAILAND	T30354TH03	10/7/2006	644124	10/6/2006	TM271681	REGISTERED	03
03 - Fragrances and Cosmetics
THAILAND	T30354TH04	10/7/2006	644125	3/25/2009	TM295269	REGISTERED	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

THAILAND	T30354TH05	10/10/2006	644126	11/6/2006	644126	REGISTERED	14
14 - Jewelry and Watches
TRINIDAD & TOBAGO	T30276TT00	11/30/2006	38026	11/30/2006	38026	REGISTERED	3,9,14
							18,25
3 -
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

14 -
18 -
25 -
TURKEY	T30276TR00	8/21/2006	040431	8/21/2006	040431	REGISTERED	18,25,35
18 - Leather goods
25 - Clothing, footwear
35 - Advertsing and business services
UNITED ARAB EMR	247188	6/21/2005	70605	3/19/2006	58869	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

UNITED ARAB EMR	247190	6/21/2005	70607	3/24/2010	100916	REGISTERED	35
35 - Advertising and publicity services; online services; the bringing together for the benefit of others, of a variety of good (excluding the transport thereof), enabling customers to conveniently view and purchase those goods

UNITED ARAB EMR	T30354AE03	10/30/2006	86810	4/7/2008	87268	REGISTERED	3
3 -
UNITED ARAB EMR	T30354AE04	10/30/2006	86811	3/2/2008	86660	REGISTERED	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

UNITED ARAB EMR	T30354AE05	10/30/2006	86812	3/2/2008	86658	REGISTERED	14
14 - Jewelry and Watches

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
AK ANNE KLEIN in Chinese characters

CHINA	T30372CN10	9/22/2006	5624540	8/21/2009	5624540	REGISTERED	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

CHINA	T30372CN11	9/22/2006	5624541	9/14/2009	5624541	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments; watches, clocks, table clocks and parts therefor

CHINA	T30372CN12	9/22/2006	5624543	10/28/2009	5624543	REGISTERED	25
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

CHINA	T30372CN19	9/22/2006	5624542	10/21/2009	5624542	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

AK ANNE KLEIN LOGO

CHINA	118477	11/8/2002	3363267	4/14/2006	3363267	REGISTERED	25
25 - CLOTHING, FOOTWEAR, HEADGEAR, BABIES PANTS, SWIMMING SUITS, RAINCOATS, CLOTHING FOR OPERAS, SOCCER SHOES, SOCKS, GLOVES, NECKTIES, BELTS (CLOTHING), CHASUBLES

AK ANNE KLEIN SPORT (and Design)

CHINA	T30472CN00	9/12/2003	3714049	10/7/2008	3714049	REGISTERED	25
25 - Clothing, footwear headgear

AK2 (Stylized)/ANNE KLEIN [Square Logo]

JAPAN	118460	2/19/2001	2001-013335	11/30/2001	4526001	REGISTERED	18,25
18 - Leather, bags/pouches and the like, vanity cases, metal fittings for bags, purse clasps, umbrellas and parasols, walking sticks, canes, metal fittingsfor canes , walking stick/cane handles, equestrian equipment, and pet accessories.

25 - Clothing, garters, stocking suspenders, braces, waistbands, belts, footwear, costumes for masquerades, special sporting/gymnastic wear and special sporting/gymnastic footwear.

ALBERT NIPON

AUSTRALIA	118349	1/17/1980	342046	1/17/1980	342046	REGISTERED	25
25 - All types of wearing apparel; all other goods in said class.
AUSTRALIA	118351	1/4/1984	401949	1/4/1984	401949	REGISTERED	16
16 - Dress patterns and all other goods in this class.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

ALBERT NIPON continued...
AUSTRIA	118374		AM 3071/81	3/29/1982	99329	REGISTERED	3,4,14
							16,18

3 - Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery, essential oils, preparations for body and beauty care, hair lotions; dentifrices

4 - industrial oils and greases (except edible oil, edible greases and essential oils); lubricants; dust binding components; fuels (including motor spirit) and illuminants; candles, night lights, wicks for lighting

14 - precious metals and their alloys as well as goods made thereof and coated therewith (except cutlery, forks and spoons); jewellery, precious stones; clocks and watches and other means for measuring of time

16 - paper, cardboard and goods made from these materials, not included in other classes; printing matters, papers and magazines, books, bookbinding articles; photographs; stationery, adhesives (for stationery); artists’ materials; paint brushes; typewriters and office requisites (except furniture); instructional and teaching material (except apparatus); playing cards; printers’ types; printing blocks

18 - leather and leather imitations as well as goods made thereof, not included in other classes, in particular jewellery bags, travelling bags, cosmetic bags; animals skins and hides; travelling and hand suitcases; umbrellas, parasols and walking sticks; whips, harness and

BENELUX	118371	10/6/1983	49791	10/6/1983	395514	REGISTERED	25
25 - Clothing, shoes, footwear, headgear for wear.
BENELUX	118372	12/1/1981	46311	12/1/1981	377076	REGISTERED	3
3 - Perfumes, toiletry essentials, cosmetics, lotions for the hands, dentifrices, colognes and products of toiletries, soap.
CANADA	118364	1/9/1981	463879	5/28/1982	269469	REGISTERED	25
25 - (1) Women’s dresses, shirts, skirts, jackets, sportswear and outerwear consisting of coordinated sweaters, shirts, skirts, slacks and scarves. (2) Ladies co-ordinates, ladies separates and ladies activewear, namely, blouses, pants, suits, outerwear coats.

CANADA	118361	5/27/1987	584750	1/27/1989	TMA350563	REGISTERED	9
9 - (1) Eyeframes and sunglasses. (2) Men’s and women’s eye frames and sunglasses.
CANADA	118343	12/8/1981	479352	3/27/1987	TMA325222	REGISTERED	3
3 - Perfume, cologne and toilet water.
CHILE	118323	4/18/1983	15524	9/28/1983	679131	REGISTERED	3
3 - All goods in Class 3.
CHINA	249166	8/15/2005	4844135	4/28/2009	4844135	REGISTERED	18
18 - Leather and imitations of leather, handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks.

CHINA	249173	8/15/2005	4836529	4/21/2009	4836529	REGISTERED	25
25 - Clothing, Footwear, headgear, belts, scarves, neckties, socks and stockings.
DENMARK	118319	9/23/1983	4576/83	9/14/1984	3333-1984	REGISTERED	25
25 - All goods in Class 25, especially clothing.
EUROPEAN UNION	124181	4/11/2003	3129319	7/29/2004	3129319	REGISTERED	3,9,14
							18
3 - Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery, essential oils, cosmetics, hair lotions; dentifrices.
9 - Eyeglasses and sunglasses; eyeglass and sunglass frames; eye shades; eyeglass and sunglass cases; eyeglass and sunglass chains and chords; parts, accessories and fittings for eyeglasses and sunglasses; protective eye wear and eye wear for sports.

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewellery, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

EUROPEAN UNION	118406	4/1/1996	128868	6/5/1998	128868	REGISTERED	25
25 - Clothing, footwear, headgear and legwear; women’s men’s and children’s clothing, footwear, headgear and legwear
FEDERATION OF	248073	7/5/2005	2005716227	12/25/2006	318793	REGISTERED	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, footwear, headgear.
35 - Advertising; business management; business administration; office functions; bringing togther for the benefit of others a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase the goods; procurement services for others [purchasing goods and services for other businesses].

Owner Trademark Image	Printed: 4/7/2011 Page 20

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ALBERT NIPON continued
FRANCE	118313	1/8/1980	178901	1/8/1980	1568862	REGISTERED	25
25 - All types of wearing apparel, including boots, shoes and slippers and rainwear.
FRANCE	118312	3/23/1993	93460726	3/23/1993	93460726	REGISTERED	3,4,14
							16,18
3 - Soaps, perfumes, dressing table essentials, colognes, cosmetics, bath products, lotions for hands.
4 - Wax candles.
14 - Jewelry.
16 - Publications.
18 - Luggage, bags, valises.
GERMANY	118451	12/15/1981	N17935/3WZ	7/26/1982	1036121	REGISTERED	3,4,14
							16,18

3 - Perfumes and colognes; cosmetics.
4 - Candles.
14 - Jewelry.
16 - Printed matter, newspapers, magazines, and books.
18 - Traveling and jewellery suitcases, bags and handbags, beauty cases, cosmetic bags.
GERMANY	118340	2/28/1980	N16917/25WZ	2/28/1980	1007473	REGISTERED	25
25 - Clothing of all kinds, including boots, shoes and slippers.
HONG KONG	118335	11/10/1988	7144/88	11/10/1988	B2443/1990	REGISTERED	25
25 - Dresses, shirts, skirts, jackets, sportswear, coordinated sweaters, slacks and scarves, all being for women.; 5/11/09 - Instructed agent to renew
HONG KONG	124235	4/11/2003	300005318	4/11/2003	300005318	REGISTERED	3
3 - Perfumery, cosmetics and toilet preparations.
IRELAND	118332	9/19/1988	4030/88	9/19/1988	133257	REGISTERED	25
25 - Articles of clothing, footwear and headgear, all included in Class 25.
ITALY	118326	9/28/1983	21686C/83	9/28/1983	417086	REGISTERED	25
25 - Clothing, footwear, headgear.
ITALY	118307	12/14/1981	23064C	1/27/1986	978721	REGISTERED	3
3 - Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery, essential oils, cosmetics, hair lotions; dentifrices.
JAPAN	118424	12/24/1993	128063/93	11/29/1996	3222649	REGISTERED	25
25 - Non-Japanese style outerwear, coats, sweaters and the like, shirts and the like, nightwear, underwear, collar protectors, socks and stockings, shawls, scarves, gloves, neckties, mufflers, hats, caps and belts.

JAPAN	118318	3/16/1982	21270/82	7/23/1987	1968395	REGISTERED	3
3 - Soaps, dentrifices, cosmetics, fragrances and flavorings. (Local Class 4)
MEXICO	118411	4/28/1992	138526	4/28/1992	458197	REGISTERED	25
25 - Clothing, footwear, headgear.
NORWAY	44185			11/16/1989	139494	REGISTERED	3
3 - Perfumes; eau-de-cologne and toilet-water for skin care.
PANAMA	124237	10/6/2003	131108	10/6/2003	131108	REGISTERED	3
3 - Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery, essential oils, cosmetics, hair lotions; dentifrices.
PUERTO RICO	118441	10/17/1996	N/A	10/17/1996	39086	REGISTERED	25
25 - Women’s dresses, shirts, skirts, jackets, coordinated sportswear and outerwear.
SINGAPORE	118399	3/6/1998	T98/01979F	3/6/1998	T98/01979F	REGISTERED	25
25 - Clothing, namely, sweaters, shirts, blouses, t-shirts, pants, jeans, skirts, dresses, shorts, jackets, coats, suits, raincoats, jumpsuits
SINGAPORE	124239	4/11/2003	T03/05122J	4/11/2003	T03/05122J	REGISTERED	3
3 - Perfumery, cosmetics and toilet preparations.
SPAIN	118438	9/23/1983	1047073	6/5/1984	1047073	REGISTERED	25
25 - Clothing, footwear, and headgear.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

ALBERT NIPON continued
SWITZERLAND	118430	3/11/1983	1514	3/11/1983	324241	REGISTERED	3

3 - BLEACHING PREPARATIONS AND OTHER SUBSTANCES FOR LAUNDRY USE; CLEANING, POLISHING, SCOURING AND ABRASIVE PREPARATIONS, SOAPS; PERFUMERY, ESSENTIAL OILS, COSMETICS, HAIR LOTIONS, DENTIFRICES
SWITZERLAND	118443	9/23/1983	5384/1983	9/23/1983	327933	REGISTERED	25
25 - Clothing, including boots, shoes and slippers.
TAIWAN	118384	10/15/1992	81051610	6/1/1993	599443	REGISTERED	3
3 - Perfume and cologne. (Local Class 6)
THAILAND	124240	4/17/2003	516056	4/17/2003	516056/TM205256	REGISTERED	3
3 - Perfumery, eau de cologne, essential oils, soaps, bath salts, skin creams, preparations (cosmetics) for skin care, eyebrow pencils, false eyelashes, eye shadows, eye pencils, lipsticks, rouge, face powders, mascara, lip pencils, nail polish, pomades, preparations (cosmetics) for hair care, hair shampoos, hair conditioners, talcum powder, sunscreen preparations (cosmetics), and toothpaste.

UNITED KINGDOM	118381	2/11/1982	1169623	2/11/1982	1169623	REGISTERED	25
25 - Articles of clothing for women and girls.
UNITED KINGDOM	118378	1/31/1984	1211891	1/31/1984	1211891	REGISTERED	20
20 - Bags and covers, all included in Class 20 for covering cloths.
UNITED KINGDOM	118385	1/5/1984	1210215	1/5/1984	1210215	REGISTERED	16
16 - Paper patterns for making dresses.
UNITED KINGDOM	118387	3/1/1983	1191328	3/1/1983	1191328	REGISTERED	18
18 - Articles of luggage, suitcases, tote bags, portfolios (not being stationery) and attache cases.
UNITED KINGDOM	118416	12/8/1981	1166082	12/8/1981	1166082	REGISTERED	3
3 - Perfumes, eau de cologne, non-medicated toilet preparations; toilet articles included in Class 3.
VENEZUELA	T30365VE00			6/1/1988	133508	REGISTERED	03
03 - Perfumery, especially perfumes, colognes and products for the dressing table

ALBERT NIPON BOUTIQUE

FRANCE	118331	10/10/1979	159998	10/10/1979	1554633	REGISTERED	25
25 - Clothing for women.

ALBERT NIPON SUITS

UNITED KINGDOM	118388	1/19/1990	1411242	1/19/1990	1411242	REGISTERED	25
25 - Women’s suits, shirts, blouses, skirts, pants and jackets, all included in Class 25.

ANNE KLEIN

ANDORRA	118799	12/13/1996	1877	12/13/1996	20519	REGISTERED	25
25 - Clothing, footwear and headgear.
ARGENTINA	118688	5/11/1984	1434419	4/30/1993	1938735	REGISTERED	3
3 - ALL GOODS IN INTERNATIONAL CLASS 3
ARUBA	118791	9/12/1996	IM-960912.19	9/12/1996	18170	REGISTERED	18
18 - All goods in Class 18.
AUSTRALIA	118850	6/16/1997	736959	6/16/1997	736959	REGISTERED	9
9 - Eyeglass frames, sunglass frames, eyeglasses, sunglasses, clip-on sunglasses, eyeglass and sunglass cases, eyeglass and sunglass chains and cords; parts, accessories and fittings for eyeglasses and sunglasses.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ANNE KLEIN continued...
AUSTRALIA	203718	7/19/2004	1011791	7/19/2004	1011791	REGISTERED	14
14 - Jewellry including jewellry made of precious and non-precious metals; watches, clocks and timers.
AUSTRIA	118554	5/21/1976	AM 1438/76	4/3/1981	96556	REGISTERED	3
3 - Perfume; cologne; toilet water; dusting powder; bath oil; bodysplash; soap; oil; toner; mask; astringent; face lotion; skin lotion; cleansing lotion; depilatories; hair coloring preparations; hair conditioners; face powder; makeup items; suncare products.

BAHRAIN	118780			9/21/1994	17940	REGISTERED	25
25 - CLOTHING, INCLUDING JACKETS, COATS, PARKAS, RAINCOATS, BLAZERS, BLOUSES, SHIRTS, DRESSES, SUITS, TROUSERS, PANTS, JEANS, SHORTS, T-SHIRTS, SKIRTS, JUMPSUITS, SWEATERS, CARDIGANS, HATS, BELTS, HEADBANDS, LINGERIE, NECKWEAR, OVERALLS, GLOVES, SCARVES, SHAWLS, MUFFLERS, HOSIERY, STOCKINGS (KNEE-HIGH AND THIGH-HIGH), PANTYHOSE, TIGHTS, SOCKS, LEGGINGS, SWIMWEAR; FOOTWEAR, INCLUDING BOOTS, SHOES, ATHLETIC FOOTWEAR, AND SLIPPERS; AND HEADGEAR

BARBADOS	118792	9/13/1996	N/A	2/23/2000	81/11443	REGISTERED	18
18 - HANDBAGS, TOTEBAGS, AND PERSONAL LEATHER ACCESSORIES, NAMELY BILLFOLDS, WALLETS, CHECKBOOK HOLDERS, CHECKBOOK CLUTCHES, COSMETIC CASES, COSMETIC POUCHES, CREDIT CARD CASES, KEY CASES, KEY FOBS, PURSES, COIN PURSES, COIN/KEY PURSES, MONEY BELTS, PASSPORT CASES, CARRY-ALL CLUTCHES, TRAVEL KITS (SOLD EMPTY) AND SECRETARIES IN INTL. CLASS 18

BELARUS	118769	8/25/1994	3363	8/25/1994	6595	REGISTERED	25
25 - COATS, SUITS, JACKETS, PANTS, SHIRTS, SKIRTS, DRESSES, BLOUSES, SWEATERS, BELTS, GLOVES, SCARVES, MUFFLERS, SHAWLS, SWIMWEAR, HOSIERY, STOCKINGS, PANTYHOSE, TIGHTS, SOCKS, FOOTWEAR AND HEADGEAR
BENELUX	118555	12/18/1973	600994	12/18/1973	322944	REGISTERED	3,14,18
							20,24,25
							27
3 - Bleaching preparations and other laundry preparations; cleaning, polishing, degreasing and abrasives; soap, perfumery, essential oils, cosmetics, hair lotions; dentifrices.
14 - Precious metals and their alloys and articles made wholly, wellplates and silver wares (except cutlery, fork and spoons); jewelry, precious stones; horological and other chronometric instruments.
18 - Leather and artificial leather and thereof made products that is not included in other classes; skins and sheets; valises and bags; umbrellas, parasols and walking sticks; whips; harness and saddlery.

20 - Furniture, mirrors, frames; of wood, cork, reed, reed, tea, horn, bone, ivory, whalebone, tortoishell, amber, mother of pearl, meerschaum, celluloid and substitutes for these materials or made of plastic products that is not included in other classes.

24 - Fabric; bed covers amd table cloths; textile goods not included in other classes.
25 - Clothing; including boots, shoes and slippers.
27 - Carpets, rugs, linoleum and other floor covering; wall hangings (except for a fabric).
BERMUDA	T30276BM04	10/1/2008	48543	8/19/2010	48543	REGISTERED	25
25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

BERMUDA	T30276BM05	10/1/2008	46542	8/19/2010	46542	REGISTERED	18
18 - Handbags and Small leather Goods
BRAZIL	118852	6/17/1996	819258776	7/16/2002	819258776	REGISTERED	14
14 - Chronometers, clocks, watches and their parts included in this class.
BRAZIL	118853	7/1/1997	820113646	2/22/2011	820113646	REGISTERED	9
9 - Reproduction, photographic, cinematographic, optical and teaching apparatus and instruments; eyeglass frames, sunglass frames, eyeglasses, sunglasses, clip-on sunglasses, eyeglass and sunglass cases, eyeglass and sunglass chains and cords; parts, accessories and fittings for eyeglasses and sunglasses.

CANADA	118851	5/23/1997	845942	5/7/1998	TMA494095	REGISTERED	9,25
9 - Ophthalmic eyeglass frames; sunglasses.
25 - Scarves; stoles; shawls; ties; fabric ponchos and mufflers.
CANADA	118558	10/3/1973	368555	7/22/1977	TMA222047	REGISTERED	25
25 - (1) Coats, suits, jackets, pants, skirts, and dresses for women. (2) Shirts and sweaters for women. (3) Women’s non-sheer socks.
CANADA	118833	10/10/1991	709352	10/29/1993	TMA418966	REGISTERED	25
25 - Shorts and tops.
CANADA	118677	2/22/1989	625892	5/8/1992	TMA397954	REGISTERED	14
14 - Jewelry.
CANADA	118686	5/15/1989	631983	4/12/1991	TMA382887	REGISTERED	3
3 - Fragrances, cosmetics, skin care, bath and related personal beauty care products, namely, perfume, eau de parfum, lotions, creams, oils, bath and shower gel, bath oil, dusting powder and soap.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ANNE KLEIN continued . . .
CANADA	118736	9/17/1992	713010	12/17/1993	TMA421182	REGISTERED	14
14 - Women’s watches, clocks, and table clocks.
CANADA	118725	3/21/1991	680508	3/26/1993	TMA410034	REGISTERED	25
25 - Women’s hosiery, namely stockings, pantyhose, knee-high and thigh-high stockings, cut-and-sewn specialty tights (or stockings) and
CHINA	157125	4/14/2004	4016788	9/14/2006	4016788	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewellery, precious stones; horological and chronometric instruments; watches, clocks, table clocks and parts therefor

CZECH REPUBLIC	118760	1/20/1994	94/85949	4/29/1996	189556	REGISTERED	25
25 - Coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, belts, gloves, scarves, muffs, shawls, woolen scarves, swim suits, hosiery, stockings, panty hoses, ties, socks, footwear and headgear.

DENMARK	118567	7/14/1976	3311/1976	3/25/1977	01158/1977	REGISTERED	3,25
3 - all goods.
25 - all goods.
ECUADOR	118843	11/17/1993	42977-93	12/7/1994	4289-94	REGISTERED	25
25 - Clothing, footwear and headgear.
ESTONIA	118766	3/11/1994	9400596	4/19/1996	19266	REGISTERED	25
25 - Clothing, footwear, headgear.
EUROPEAN UNION	118788	4/1/1996	176255	11/25/1998	176255	REGISTERED	3,9,14
							18,24,25
3 - Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery, essential oils, cosmetics, hair lotions; dentifrices; non-medicated toilet preparations (including the following: perfume, eau de perfume, cologne, toilet water, dusting powder, bath oil, bath salts, soap, oil, toner, mask, astringent, face lotion, skin lotion, cleansing lotion, creams, depilatories, hair coloring preparations, hair conditioners, hair shampoo, face powder, suncare products, bath salts, bath and shower gel, makeup items). Seniority claimed (examination of claims pending): Austria, Benelux, Germany, Denmark, Finland, France, Italy.

9 - Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signalling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus; eyeglass frames, sunglass frames, sunglasses, eyeglass and sunglass cases, eyeglass and sunglass chains and chords; parts, accessories and fittings for eyeglasses and sunglasses. Seniority claimed (examination of claims pending): Austria, Benelux, Germany, Denmark, Finland, France, Italy.

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewellery, precious stones; horological and chronometric instruments; watches, clocks, and table clocks. Seniority claimed (examination of claims pending): Austria, Benelux, Germany, Denmark, Finland, France, Italy.

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags, totebags, cosmetic cases, cosmetic pouches, carry-all clutches, purses, wallets, money belts, billfolds, credit card cases, key cases, key fobs, travel kits (sold empty), luggage, trunks, suitcases. Seniority claimed (examination of claims pending): Austria, Benelux, Germany, Denmark, Finland, France, Italy.

24 - Textiles and textile goods, not included in other classes; bed and table covers; wall hangings made of textile; fabrics; table linen, bed linen, bath linen; window curtains and draperies. Seniority claimed (examination of claims pending): Austria, Benelux, Germany, Denmark, Finland, France, Italy.

25 - Clothing, footwear, and headgear for men, women, and children; coats, suits, jackets, blazers, vests, pants, shorts, shirts, dresses, skirts, blouses, sweaters, belts, gloves, ties, leggings, scarves, mufflers, shawls, stoles, swimwear, hosiery (including stockings, panty hose, knee-high and thigh-high stockings, cut-and-sewn specialty tights or stockings, and socks), shoes, sandals, boots, slippers, knitted headwear, hats, caps, and berets. Seniority claimed (examination of claims pending): Austria, Benelux, Germany, Denmark, Finland,

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

ANNE KLEIN continued . . .
EUROPEAN UNION	118483	2/22/2000	1520030	2/26/2002	1520030	REGISTERED	16,21,35
							42
16 - Paper, cardboard and goods made from these materials, not included in other classes; printed matter; bookbinding material; photographs; stationery; adhesives for stationery or household purposes; artists’ materials; paint brushes; typewriters and office requisites (except furniture); instructional and teaching material (except apparatus); plastic materials for packaging (not included in other classes); playing cards; printers’ type; printing blocks.

21 - Household or kitchen utensils and containers (not of precious metal or coated therewith); combs and sponges; brushes (except paint brushes); brush-making materials; articles for cleaning purposes; steelwool; unworked or semi-worked glass (except glass used in building); glassware, porcelain and earthenware not included in other classes.

35 - Retail store services in the field of cosmetics, toiletries and fragrances, eyeglass frames, sun glass frames, sunglasses, and other optical products and accessories, jewelry, watches and clocks, paper patterns for sewing, stationery, fine writing instruments, and other desktop/stationery articles and accessories, bags and other personal accessories of leather and imitations of leather, porcelain, china, and crystal; linens for bed, bathroom, and table and clothing, footwear, and head wear; business management consultancy, including giving assistance and advise in the establishment of retail stores in the field of cosmetics, toiletries and fragrances, eyeglass frames, sun glass frames, sunglasses, and other optical products and accessories, jewelry, watches and clocks, paper patterns for sewing, stationery, fine writing instruments, and other desktop/stationery articles and accessories, bags and other personal accessories of leather and imitations of leather, porcelain, china, and crystal; linens for bed, bathroom, and table and clothing, footwear, and head wear; the bringing together, for the benefits of others, of a variety of goods including cosmetics, toiletries and fragances, eyeglass frames, sun glass frames, sunglasses, and other optical products and accessories, jewelry, watches and clocks, paper patterns for sewing, stationery, fine writing instruments, and other desktop/stationery articles and accessories, bags and other personal accessories of leather and imitations of leather, porcelain, china, and crystal; linens for bed, bathroom, and table and clothing, footwear, and head wear; the bringing together, for the benefit of others, of a variety of goods including cosmetics, toiletries and fragrances, eyeglass frames, sun glass frames, sunglasses, and other optical products and accessories, jewelry, watches and clocks,paper patterns for sewing, stationery, fine writing instruments, and other desktop/stationery articles and accessories, bags and other personal accessories of leather and imitations of leather, porcelain, china, and crystal; linens for bed, bathroom, and table and clothing, footwear, and head wear-excluding the transport thereof-enabling consumers to conveniently view and purchase those goods.

42 - Technical consultancy and advising in the establishment of retail stores in the field of cosmetics, toiletries and fragrances, eyeglass frames, sun glass frames, sunglasses, and other optical products and accessories, jewelry, watches and clocks, paper patterns for sewing, stationery, fine writing instruments, and other desktops/stationery articles and accessories, bags and other personal accessories of leather and imitations of leather, porcelain, china, and crystal; linens for bed, bathroom, and table and clothing, footwear, and head wear.

FEDERATION OF	254584	3/22/2006	2006706736	4/26/2007	325238	REGISTERED	9,14,18
							25,35
9 - Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signalling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus.

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewellery, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, footwear, headgear.
35 - Advertising; business management; business administration; office functions; retail store services
FINLAND	118569	11/19/1976	N/A	8/20/1980	74516	REGISTERED	25
25 - Articles of clothing, including boots, shoes and slippers.
FRANCE	118573	11/28/1973	680533	11/3/1993	1271550	REGISTERED	14,18,20
							24,25,27
14 - Precious Metals And Their Alloys And Product Substances Or Plated Not Included In Other Classes; Jewellery, Jewellery, Precious Stones; Horological Instruments And Chronometric Instruments;
18 - Leather And Imitation Leather, Products Of These Substances Not Included In Other Classes; Animal Skins; Trunks And Valises; Umbrellas, Parasols And Walking Sticks; Whips And Saddlery.
20 - Furniture, Mirrors (Mirrors), Frames; Goods, Not Included In Other Classes, Of Wood, Cork, Reed, Rush, Wicker, Horn, Bone, Ivory, Whalebone, Tortoiseshell, Amber, Mother Of Pearl, Meerschaum, Substitutes Of All These Substances Or Of Plastic;

24 - Fabrics And Textile Products Not Included In Other Classes; Bed Covers And Table;
25 - Clothing, Footwear, Headgear;
27 - Carpets, Door Mats, Mats, Linoleums And Other Floor Coverings; Wall Hangings Not Of Textile.
FRANCE	118572	4/1/1973	660245	4/1/1973	1232104	REGISTERED	3
3 - Preparations for bleaching and other substances for washing; preparations for cleansing, polishing, degreasing and abrading; soap; perfumery; essential oils; cosmetic hair lotions; dentifrices.
GERMANY	118617	9/22/1976	K 37 895/3 Wz	2/27/1980	998460	REGISTERED	3
3 - WASHING AND BLEACH; CLEANING, POLISHING PREPARATIONS, FAT REMOVING AGENTS AND SHARPENING PREPARATIONS; SOAPS; PERFUME SHOPS, ESSENTIAL OILS, BODY CARE PRODUCTS AND BEAUTY CARE, HAIR LOTIONS;

Owner Trademark Image	Printed:	4/7/2011	Page	25

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

ANNE KLEIN continued . . .
GERMANY	118616	11/28/1973	K 35 112/20 W	11/28/1973	991 355	REGISTERED	14,18,20
							24,25,27
14 - JEWELLERY, PRECIOUS STONES AND CLOCKS
18 - LEATHER GOODS, NAMELY TRUNKS AND TRAVEL SACKS, HANDBAGS AND CARRYING BAGS, BRIEFCASES, BRIEF CASES, PURSES AND KEY BAGS, CASES FOR SPECTACLES AND CIGARETTES, FOR PHOTOGRAPHS AS WELL AS FOR CHEQUES AND CREDIT CARDS; CHEQUEBOOK AND TRAVEL PASS COVERS, BELTS, ALSO WITH BAGS FOR RECORDING SMALL OBJECTS AND MONEY; JEWELLERY CONTAINERS AND TOGETHER ROLL BARS JEWELLERY BAGS; UMBRELLAS, PARASOLS AND WALKING

20 - FURNITURE, MIRRORS AND PICTURE FRAMES;
24 - FABRICS; BED COVERS AND TABLE LINEN; BED LINEN AND TABLE LINEN;
25 - CLOTHING, INCLUDING BOOTS, SHOES AND SLIPPERS
27 - FLOOR COVERINGS, NAMELY CARPETS, CARPET TILES, CARPETS AS METAL GOODS, STRAW AND LIBER MATS, PLASTIC COVERINGS, TILE FORM, LINOLEUM; WALLPAPER
GUATEMALA	118798	10/30/1996	8445-96	3/10/1998	89094	REGISTERED	25
25 - Clothing, shoes and headgear.
HONG KONG	T30276HK03	7/29/2009	301394299	7/29/2009	301394299	REGISTERED	26
26 - Lace and embroidery. Ribbons ans braid; buttons, hooks ana eyes, pins and neddles, artificial flowers,collar supports, badges for wear, bags, and footwear, press buttons, zip fasteners, zippers, zipper pulls.

HONG KONG	118481	2/11/2000	2613/2000	1/23/2002	00906/2002	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes: animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

HONG KONG	118771	3/9/1994	2750/1994	4/21/1999	B4905/1999	REGISTERED	9
9 - Sunglasses, ophthalmic eyeglass frames, and ophthalmic sunglass frames; all included in Class 9.
HONG KONG	118729	10/24/1992	17281/1992	1/10/1995	B198/1995	REGISTERED	42
42 - Retail store services for clothing, footwear, headgear, spectacles, sunglasses, perfumery, cosmetics, hair care preparations, skin care preparations, essential oils, jewellery, horological and chronometric instruments, leather and imitation of leather, and goods made of these materials, textiles and textile goods, handbags, purses, wallets, travelling bags, umbrellas, parasols and walking sticks; all included in Class

HONG KONG	118783	1/19/1996	667/1996	11/19/1999	14462/1999	REGISTERED	25
25 - Footwear, hosiery, stockings, pantyhose, tights and socks.
HONG KONG	118838	8/13/1992	14540/92	11/19/1999	14401/1999	REGISTERED	14
14 - Watches.
HUNGARY	118762	1/27/1994	M9400565	3/4/1997	142 994	REGISTERED	25
25 - Clothing articles, footwear, headgear.
INDONESIA	207685	8/4/2004	D00.2004.22153.223	4/25/2006	000070400	REGISTERED	14
14 - Jewelry belonging in Class 14 including jewelry made of precious and non-precious metals; watches, clocks and timers
INDONESIA	118794	8/5/1996	D96 16456	9/19/1997	391511	REGISTERED	18
18 - Walking sticks, whips, harnesses and saddlery.
INDONESIA	118855	10/13/1997	D9722373	3/26/1999	425357	REGISTERED	25
25 - Clothing, footwear, and headgear, namely, coats, suits, jackets, blazers, vests, pants, shorts, shirts, dresses, skirts, blouses, sweaters, belts, gloves, ties, leggings, scarves, mufflers, shawls, stoles, swimwear, hosiery (including stockings, pantyhose, knee-high and thigh-high stockings, cut-and-sewn specialty tights or stockings and socks), shoes, sandals, boots, slippers, knitted headwear, hats, caps

ISRAEL	118786	5/21/1995	98757	1/5/1997	98757	REGISTERED	9
9 - Optical apparatus and instruments, including sunglasses, eyeglasses, frames for sunglasses and eyeglasses, sunshades, lenses, carrying cases, chains, cords and parts and fittings for the aforesaid goods; all included in Class 9.

ISRAEL	118690	9/12/1984	59501	10/20/1988	59501	REGISTERED	3
3 - Soaps, perfumery, cosmetics and non-medicated toilet preparations.
ITALY	118790	8/9/1996	RM96C003623	8/9/1996	758176	REGISTERED	9
9 - Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signalling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus; eyeglasses, sunglasses, frames for eyeglasses and sunglasses, eyeshades, eyeglass and sunglass cases, chains, cords, and other accessories for eyeglasses and sunglasses, parts and

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

ANNE KLEIN continued . . .
ITALY	118578	11/23/1973	RM93C003766	11/24/1975	663229	REGISTERED	3,14,18
							20,24,25
							27
3 - All goods in class 3
14 - All goods in class 14
18 - All goods in class 18
20 - All goods in class 20
24 - All goods in class 24
25 - All goods in class 25
27 - All goods in class 27
ITALY	118741	2/11/1993	RM93C000403	2/11/1993	659346	REGISTERED	25
25 - Footwear.
JAPAN	118581	3/16/1971	46-26101	5/6/1975	1120332	REGISTERED	25
25 - Clothing. (Local Class 17)
JORDAN	118802	6/7/1998	50188	6/7/1998	50188	REGISTERED	25
25 - Clothing, footwear, headgear.
JORDAN	118691	1/22/1985	22634	1/22/1985	22634	REGISTERED	3
3 - Men’s & women’s fragrances; skin care; cosmetic; bath & related beauty care products
KUWAIT	118816	2/17/1999	42387	2/17/1999	39327	REGISTERED	25
25 - Coats, suits, jackets, pants, shirts, dresses, blouses, sweaters and belts; hosiery, including stockings, pantyhose, knee-high or thigh-high stockings, cut-and-sewn specialty tights (or stockings) and socks.

KUWAIT	118814	2/17/1999	42384	2/17/1999	38832	REGISTERED	9
9 - Sunglasses, ophthalmic eyeglass frames.
KUWAIT	118813	2/17/1999	42386	2/17/1999	39326	REGISTERED	18
18 - Leather goods-namely, Cosmetic cases, clutches, purses, wallets, billfolds, credit card cases, checkbook holders, key cases, pouches, travel kits and passport cases, pocketbooks.
KUWAIT	118815	2/17/1999	42385	2/17/1999	39325	REGISTERED	14
14 - Jewelry, watches.
LATVIA	118765	2/8/1994	M-94-381	12/21/1996	M34846	REGISTERED	25
25 - Coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, belts, gloves, scarves, mufflers, shawls, swimwear, hosiery, stockings, pantyhose, tights, socks, footwear and headgear.
LEBANON	118800	6/27/1997	1720	7/21/1997	72916	REGISTERED	9
9 - All goods in Class 9.
LEBANON	118692	9/22/1984	4289	9/22/1984	82003	REGISTERED	3
3 - Men’s and women’s fragrances, skin care, cosmetic, bath and related beauty care products.
LITHUANIA	118764	2/10/1994	ZP14752	2/10/1994	24970	REGISTERED	25
25 - Clothing, footwear and headgear.
MACAO	118748	3/12/1993	12516-M	5/27/1994	12516-M	REGISTERED	25
25 - Clothing, footwear, and headgear.
MALAYSIA	118774	7/12/1994	94005898	7/12/2001	94005898	REGISTERED	25
25 - HOSIERY, INCLUDING STOCKINGS, PANTYHOSE, KNEE-HIGH OR THIGH-HIGH STOCKINGS, CUT-AND-SEWN SPECIALTY TIGHTS AND STOCKINGS, AND SOCKS; FOOTWEAR ALL INCLUDED IN CLASS 25.
MALAYSIA	118773	4/7/1994	94/02647	4/7/1994	94B02647	REGISTERED	14
14 - Women’s jewelry, watches, clocks and table clocks, all included in Class 14.
MALAYSIA	118772	4/7/1994	94/02637	4/7/1994	94/B02637	REGISTERED	9
9 - Women’s sunglasses included in Class 9.
MEXICO	118782	7/22/1994	206204	7/22/1994	473618	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones, horological and other chronometric instruments, particularly, jewelry, watches, clocks and table clocks.

MEXICO	126811	5/12/2003	600272	10/27/2003	810361	REGISTERED	24
24 - Sheets, pillow cases, shams, dust ruffles, duvet covers, blankets, comforters, quilts, bath towels, beach towels, towels, body sheets and bath rugs; hand towels made of textile; table linens, namely, napkins and place mats.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

ANNE KLEIN continued . . .
MEXICO	118781	7/22/1994	206203	7/22/1994	497545	REGISTERED	25
25 - Clothing, footwear, headgear, particularly coats, suits, jackets, pants, shirts, dresses, blouses, sweaters, belts, hosiery, stockings (knee-high and thigh- high), pantyhose, tights, socks, leggings, swimwear, gloves, scarves, mufflers, shawls, headgear and footwear (including shoes, boots and slippers).

MEXICO	T30372MX04	5/18/2010	1090292	1/18/2011	1197186	REGISTERED	9
9 - Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signaling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire extinguishing apparatus.

NETHERLANDS	118795	9/11/1996	D-1975	9/11/1996	1938	REGISTERED	18
18 - All goods in Class 18.
NEW ZEALAND	118668	5/3/1984	152560	7/11/1986	B152560	REGISTERED	3
3 - Men’s and women’s fragrant preparations; skin care, cosmetic, bath and related beauty care products.
PARAGUAY	118840	3/26/1992	4763/92	11/19/1992	245490	REGISTERED	14
14 - All the articles for Class 14 comprised of among other things: precious metals and their alloys and objects of other materials or plates (except cutlery, forks and spoons), jewelry, precious stones, watches and other chronometric instruments.

PHILIPPINES	118842	12/23/1993	90046	11/5/1996	63814	REGISTERED	14
14 - Jewelry and watches.
PHILIPPINES	118845	2/2/1994	90793	5/21/1996	62969	REGISTERED	18
18 - Pocketbooks and leather goods — namely, cosmetic cases, clutches, purses, wallets, billfolds, credit card cases, checkbook holders, key cases, pouches, travel kits and passport cases.
PHILIPPINES	118848	2/2/1994	90794	5/21/1996	63070	REGISTERED	25
25 - Coats, suits, jackets, pants, shirts, dresses, blouses, sweaters and belts; shoes; hosiery, including stockings, pantyhose, knee-high or thigh-high stockings, cut-and-sewn specialty tights (or stockings) and socks.

POLAND	118806	9/11/1998	Z-191728	9/11/1998	133169	REGISTERED	14
14 - Precious metals and their alloys, goods in precious metals or coated therewith, not included in other classes; jewellery, precious stones; horological and chronometric instruments.
POLAND	118763	2/14/1994	Z-129776	2/14/1994	R-94868	REGISTERED	25
25 - Clothing, outwear, jackets, suits, sets of clothing, anoraks, trousers, shirts, skirts, blouses, sweaters, belts, gloves, snow-wear, bands, scarves, shawls, swimwear, swimsuits, knitted articles, stockings, tights, footless tights, knitted fabrics, socks, footwear, headgear.

PUERTO RICO	118622	12/1/1977	21311	3/9/1978	21311	REGISTERED	25
25 - Scarves, shawls, capes and belts. (Local Class 39)
PUERTO RICO	118620	12/1/1977	21309	3/9/1978	21309	REGISTERED	18
18 - Handbags and tote bags made of leather.
QATAR	118803	6/15/1998	18848	11/28/2004	18848	REGISTERED	25
25 - ALL GOODS IN INTERNATIONAL CLASS 25
ROMANIA	118491	3/20/2000	M2000 01285	3/20/2000	43608	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
SAUDI ARABIA	118812	12/23/1998	47295	8/29/1999	489/42	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

SAUDI ARABIA	118811	12/23/1998	47294	8/29/1999	489/40	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
SAUDI ARABIA	118810	12/23/1998	47293	8/29/1999	489/39	REGISTERED	9
9 - Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signaling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus.

SAUDI ARABIA	118809	12/23/1998	47296	8/29/1999	489/41	REGISTERED	25
25 - Clothing, footwear, headgear.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

ANNE KLEIN continued . . .
SINGAPORE	118784	8/17/1994	S/7079/94	8/17/1994	T94/07079G	REGISTERED	25
25 - Coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, gloves, scarves, mufflers, shawls, belts (clothing), swimwear, hosiery, stockings, pantyhose, tights, socks; headgear; and footwear; all included in Class 25.

SINGAPORE	118776	5/7/1994	S/3647/94	5/7/1994	T94/03647E	REGISTERED	18
18 - Handbags, totebags, billfolds, checkbook holders, cosmetic cases, cosmetic pouches, credit card cases, keycases, key fobs, money belts, passport cases, purses, coin purses, key purses, travel kits (sold empty), wallets, and carry-all clutches.

SINGAPORE	207689	8/11/2004	T04/13366B	8/11/2004	T04/13366B	REGISTERED	14
14 - Jewelry belonging in Class 14 including jewelry made of precious and non-precious metals; watches, clocks, digital clocks and watches with automatic timers’’
SLOVAK REPUBLIC	118761	1/20/1994	POZ 0128-94	2/12/1998	179 725	REGISTERED	25
25 - Coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, belts, gloves, scarves, mufflers, shawls, swimwear, hosiery, stockings, pantyhose, tights, socks, footwear and headgear.
SOUTH AFRICA	225234	12/3/2004	2004/22638	5/19/2010	2004/22638	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

SOUTH AFRICA	118779	6/22/1994	94/6404	6/22/1994	94/6404	REGISTERED	25
25 - Clothing, footwear, headgear.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ANNE KLEIN continued . . .
SOUTH KOREA	247390	6/3/2005	40-2005-25515	3/6/2008	739556	REGISTERED	14,25,26
							18

14 - Jewelry, costume jewelry, horological instruments, chronometric instruments, parts of horological instruments, accessories of horological instruments, parts of chronometric instruments, accessories of chronometric instruments, master clocks, stopwatches, atomic clocks, clocks for automobiles, electric clocks and watches, electronic clocks and watches, control clocks, chronoscopes, wrist watches, sundials, pocket watches, watch bands, watch straps, watch bracelets, watch chains, watch cases, wall clocks, table clocks, alarm clocks, clocks incorporating radios, chronometers, chronographs, decorative items for the home made of precious metal, decorative items for the home coated with precious metal, bowls made of precious metal, bowls coated with precious metal, platters made of precious metal, platters covered with precious metal, serving trays made of precious metal, serving trays coated with precious metal, chargers made of precious metal, chargers coated with precious metal, jugs made of precious metal, jugs coated with precious metal, plates made of precious metal, plates coated with precious metal, mugs made of precious metal, mugs coated with precious metal, vases made of precious metal, vases coated with precious metal, cache pots made of precious metal, cache pots coated with precious metal, ice buckets made of precious metal, ice buckets coated with precious metal, canisters made of precious metal, canistersa coated with precious metal, cruets made of precious metal, cruets coated with precious metal, pencil boxes made with precious metal, pencil boxes coated with precious metal, pencil cups made of precious metal, pencil cups coated with precious metal, letter opener made of precious metal, letter opener coated with precious metal, desk trays made of precious metal, desk trays coated with precious metal, decorative trays made of precious metal, decorative trays coated with precious metal, candlesticks made of precious metal, candlesticks coated with precious metal, candelabras made of precious metal, candelabras coated with precious metal, candle holders made of precious metal, candle holders coated with precious metal, candle ring made of precious metal, candle ring coated with precious metal, candle snuffers made of precious metal, candle snuffers coated with precious metal, candle trays made of precious metal, candle trays coated with precious metal, decorative jewelry boxes of precious metal, decorative jewelry boxes coated with precious metal, jewelry boxes made of precious metal, jewelry boxes coated with precious metal, jewelry cases made of precious metal, jewelry cases coated with precious metal, picture frames made of precious metal, picture frames coated with precious metal, decorative photograph stand made of precious metal, decorative photograph stand coated with precious metal, decorative flower pot pedestals made of precious metal, decorative flower pot pedestals coated with precious metal, cigarette cases made of precious metal, cigarette cases coated with precious metal, cigarette boxes made of precious metal, cigarette boxes coated with precious metal, cigarette holders made of precious metal, cigarette holders coated with precious metal, cigarette lighters made of precious metal, cigarette lighters coated wiht precious metal, ashtrays made of precious metal, ahstrays coated with precious metal, nutcrackers made of precious metal, nutcrackers coated with precious metal, coffee pots made of precious metal, coffee pots coated with precious metal, non-electric coffee pots made of precious metal, non-electric coffee pots coated with precious metal, tea pots made of precious metal, tea pots coated with precious metal, non-electric tea infusers made of precious metal, non-electric tea infusers coated with precious metal, tea ball made of precious metal, tea ball coated with precious metal, tea infusers made of precious metal, tea infusers coated with precious metal, serviette rings made of precious metal, serviette rings coated with precious metal, napkin ring made of precious metal, napkin ring coated with precious metal, works of art made of precious metal, works of art coated with precious metal, Virgin Mary icons made of precious metal, Virgin Mary icons coated with precious metal, Buddah icons made of precious metal, Buddah icons coated with precious metal, Jesus Christ icons made of precious metal, Jesus Christ icons coated with precious metal, and clutches purses 25 - Long coats, short coats, fur coats, trench coats, rain coats, sporting anoraks (except for sports anoraks), parkas, blazers, jackets, cardigans, boleros, sports coats, wing resistant jackets, fur stoles, suits, vests, one-piece dresses, two-piece dresses, caftans, evening gowns, jumpers, skirts, breeches, paeja (Korean vests), slacks, trousers, blue jean pants, blue jean skirts, blue jean jackets, blue jean shorts, dungarees, jumpsuits, overalls, coveralls, flight suits, jogging suits, sweat pants, shorts, skortes, culottes, sweaters, pullovers, jerseys, dress shirts, polo shirts, short sleeve aloha shirts, sport shirts, formal shirts, tunics, sweatshirts, t-shirts, halter tops, tank tops, bodyshirts, unitards, chemisoles, chemises, undershirts, slips, bustiers, garter belt, briefs, boxer shorts, bloomers, underpants, under panties, thermal underwear, girdles, brassieres, corsets, corselets, teddies, nightgowns, night shirts, negligees, bath robe, pajamas, aprons, stockings, pantyhose, thights, knee high stockings, leg warmers, leggings, socks, neckties, bow ties, ascots, pocket squares, scarves, shawls, neckerchiefs, winter gloves, mittens, leather belts, sashes, cummerbunds, bathing caps, bathing trunks, bikini, maillot, one-piece swimsuit, bathing suits, beach robes, beachwear, sarongs, ski suits, ski bibs, ski pants, ski gloves, thermal socks, golf, shirts, golf pants, golf shorts, tennis shirts, tenis pants, tennis shorts, hats, caps, berets, leather shoes, rubber shoes, golf shoes, shoe soles, Korean clogs, fishing boots, basketball shoes, low shoes, heels, mountaineering shoes, rugby shoes, lace boots, bath sandals, bath sleepers, half-boots, insulated boots, boxing boots, vinyl shoes, beach shoes, ski boots, inner soles, soles for footwear, uppers of a shoe, heelpieces for shoes, beach shoes, ski boots, inner soles, soles for footwear, uppers of a shoe, heelpieces for shoes, non-slipping devices for shoes, tips for footwear, iron fittings for shoes, baseball shoes, Undong-Hwa, esparto shoes or sandals, overshoes, rain shoes, track shoes, work shoes, top boots, Gipsin (Korean traditional shoes made of straw), gymnastics shoes (for exclusive use for gymnastics), soccer shoes, laced shoes, hockey shoes, handball shoes, boots, slippers, sandals, espadrilles and sneakers.

26 - Brooches of non-precious metal (clothing accessories), badges of non-precious metal, buckles of non-precious metal (clothing accessories), insignia, ornamental ribbons, ornamental hairpins, hairpins, hair nets, pigtail ribbons, wigs, hair wicks, hair ribbons, lace (except for embroidered lace), buttons, press buttons, magic tape and slide fasteners

18 - Leather and imitations of leather and goods made of these materials and not included in other classes, handbags, shoulder bags, evening bags, cosmetic bags sold empty, cosmetic cases sold empty, cosmetic puches sold empty, grooming kits sold emtpy, leather shoulder belts for bags, wallets not of precious metal, billfolds not of precious metal, credit card cases, business card cases, key cases of leather ware, key fobs, passport cases, coin purses, coin/key purses, carry-all clutch bags, check book clutch bags, clutches purses not of precious metal, general purpose purses not of precious metal, pouches, book bags, belt bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcases type portfolios, leather envelopes for carrying personal paper, secretaries, satchels, suit cases, luggage, trunks, umbrellas, beach umbrellas, parasols, and walking canes.

SOUTH KOREA	118849	12/28/1996	1996-57572	2/9/1999	441246	REGISTERED	14

14 - Wrist watches, pocket watches, electronic watches, alarm clocks, table clocks, wall clocks, watch bands and watch chains. (Local

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

ANNE KLEIN continued . . .
SWITZERLAND	118599	11/26/1973	N/A	11/26/1973	268438	REGISTERED	3,14,18
							20,24,22
							23,25,26
							27
3 - Washing and bleach; cleaning, polishing preparations, fat removing agents and sharpening preparations; soaps; perfume shops, essential oils, cosmetic products, shampoos; dentifrices; precious metals and their alloys, as well as objects thereof, and plated objects; jewellery, also of leather and imitation leather, as well as of wood, horn, bones, ivory, tortoiseshell, amber, mother of pearl and plastics; precious stones; clocks and other chronometric instruments;leather and leather imitations, as well as belts, handbags, note books, bags, cigarette holders, brief cases, purses, bank notes, cards and key cases, briefcases and cosmetic cases of leather and imitation leather, skins and furs; trunks and travelling bags, also of leather and imitation leather, umbrellas, parasols and walking sticks; whips, horse harnesses and saddlery;furniture of wood, pipe, wickerwork, plastics, leather and imitation leather, mirrors, frames; small figurines, image hoes works and decoration objects for home of wood, cork, reed, wickerwork, horn, bones, ivory, whalebone, tortoiseshell, amber, mother of pearl, meerschaum, celluloid and their substitutes or of plastics;fabrics; bed covers and table linen, textile products; clothing, including boots, shoes and slippers, also such of leather or imitation leather; carpets, mats, linoleum and other goods, as floor covering being used;

14 -
18 -
20 -
24 -
22 -
23 -
25 -
26 -
27 -
TAIWAN	118755	8/13/1993	82039728	3/16/1994	637173	REGISTERED	14
14 - PRECIOUS METALS, DIAMONDS, PEARLS, JADE, CORAL, ROCK CRYSTAL, CARNELIAN, PRECIOUS STONES, NECKLACES, PINS, BRACELETS, EARRINGS, BANGLES, PENDANTS, WRIST CHAINS, RINGS, NECK CHAINS (Local class 56)

TAIWAN	118654	4/27/1987	76(022085)	9/1/1988	411973	REGISTERED	25
25 - CLOTHING (Local class 40)
TAIWAN	118754	8/13/1993	82039737	3/1/1994	634914	REGISTERED	25
25 - Shoes. (Local Class 41)
TAIWAN	118789	9/12/1996	85046033	9/16/1997	776798	REGISTERED	25
25 - CLOTHING FOR MEN, WOMEN AND CHILDREN, NAMELY COATS, SUITS, JACKETS, PANTS, SHIRTS, BLOUSES, DRESSES, SWEATERS, BELTS, SKIRTS, CULOTTES, VESTS, SCARVES, MUFFLERS, SHAWLS, GLOVES, CAMISOLES, SWIMWEAR, HOSIERY (INCLUDING STOCKINGS, PANTYHOSE, KNEE-HIGH AND THIGH-HIGH STOCKINGS, CUT-AND-SEWN SPECIALTY TIGHTS OR STOCKINGS AND SOCKS), SHOES, SANDALS, BOOTS, SLIPPERS, HOODS, HATS, CAPS, BERETS AND COWLS

TAIWAN	118801	7/31/1997	86039490	10/16/1998	822012	REGISTERED	14
14 - Watches, watch bands, watch straps, clocks and table clocks, and parts and fittings for all the aforesaid goods, and scarf clips.
TAIWAN	118753	8/13/1993	82039727	2/16/1994	632611	REGISTERED	25
25 - HOSIERY (Loca class 39)	l
TAIWAN	118841	9/20/1993	82046799	7/1/1995	76607	REGISTERED	35
35 - SERVICE IN IMPORT-EXPORT TRADING AND AGENT FOR QUOTATIONS, TENDERS AND SALES OF VARIOUS PRODUCTS FOR DOMESTIC AND FOREIGN MANUFACTURES
THAILAND	118785	11/24/1994	276395	11/24/1994	276395/SM3828	REGISTERED	35
35 - Retail store services
THAILAND	118756	12/16/1993	257449	12/16/1993	257449/TM21892	REGISTERED	18
18 - Billfolds, wallets, purses, checkbook clutches, cosmetic cases, credit card cases, key cases, cosmetic pouches, coin purses, carry-all clutches, coin/key purses, secretaries, key fobs and handbags.

THAILAND	118745	7/19/1993	248666	7/19/1993	248666/TM18324	REGISTERED	14
14 - Earrings, bracelets, pendants, pins, necklaces, neck chains, scarf clips, barettes, pony tail holders, jewelry headbands, chain belts, key rings, dress bracelet watches, sport bracelet watches, bangle bracelet watches, pendant (i.e. necklace) watches with chains; leather watchbands, and leather straps.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ANNE KLEIN continued . . .
TURKEY	118743	5/10/1993	38615/93	5/10/1993	143371	REGISTERED	14,18,25
							16
14 - Jewelry and all types and kinds of watches and clocks.
18 - Cosmetic cases made of leather or imitations thereof, clutches, purses, money bags, wallets, rucksacks, billfolds, credit card cases, checkbook holders, keycases, pouches, travel kits and passport cases.

25 - Clothing, especially coats, suits, jackets, trousers, shirts, dresses, blouses, sweaters, belts, gloves, scarves, foulards, mufflers, shawls, swimwear (swimsuits, shorts, towel clothing, bonnets, seawear), socks and stockings (short, long, normal socks and pantyhose), tights, footwear, boots, high boots and sporting shoes for sporting, slippers, hats, casquettes, caps, sun visors.

16 - Pocketbooks.
UKRAINE	118768	1/28/1994	94010395/T	1/28/1994	11549	REGISTERED	25
25 - Clothing, footwear, headgear.
UNITED ARAB EMR	118804	6/29/1998	27405	5/9/1999	22126	REGISTERED	25
25 - Coats, suits, jackets, blazers, vests, pants, shorts, shirts, dresses, skirts, blouses, cardigans, belts, gloves, ties, leggings, scarves, mear muffs, shawls, dressing gowns, bathing suits, hosiery (including stockings, pant legs, knee-highs, tights & socks), shoes, sandals, boots, slippers, head gear, hats, caps, and berets.

UNITED ARAB EMR	118805	6/29/1998	27406	5/9/1999	22128	REGISTERED	35
35 - Retail store services.
URUGUAY	118699	1/12/1990	234905	4/27/1993	345588	REGISTERED	3
3 - All goods in Class 3.
VENEZUELA	118694	1/15/1986	384-86	1/28/1988	132895-F	REGISTERED	3
3 - Cologne for women and men, skincare products, cosmetic products, beauty care products and personal care products.
VIETNAM	118734	3/12/1992	6456	9/12/1992	5985	REGISTERED	25
25 - Clothing, namely, coats, suits, jackets, blazers, vests, pants, shorts, jumpsuits, jeans, culottes, shirts, T-shirts, skirts, dresses, blouses, sweaters, cardigans, hats, headbands, belts, gloves, knitted headwear, mufflers, lingerie, neckwear, swimwear, socks, hosiery, stockings, pantyhose, leggings, scarves, shawls, raincoats, rainjackets, water repellant ponchos, hoods, camisoles and shoes.

VIETNAM	118787	11/2/1995	25692	7/31/1996	21722	REGISTERED	14
14 - Precious metals, alloys of precious metals, goods in precious metals or coated therewith, jewellery, precious stones, horological and chronometric instruments, watches.
VIRGIN ISLANDS	118797	10/7/1996	7306			REGISTERED	18
18 - Pocketbooks.
     ANNE KLEIN in Chinese characters

CHINA	T30372CN01	9/22/2006	5624548	8/21/2009	5624548	REGISTERED	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

CHINA	T30372CN02	9/22/2006	5624549	9/14/2009	5624549	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments; watches, clocks, table clocks and parts therefor

CHINA	T30372CN03	9/22/2006	5624531	10/21/2009	5624531	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

CHINA	T30372CN04	9/22/2006	5624570	10/28/2009	5624570	REGISTERED	25
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

CHINA	T30372CN05	9/22/2006	5630218	10/21/2009	5630218	REGISTERED	35
35 - Online advertising on a computer network; business information

Owner Trademark Image	Printed:	4/7/2011	Page 32

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
     ANNE KLEIN & Lion Head Design

ARGENTINA	118731	10/3/1991	1818726	9/30/1993	1961624	REGISTERED	25
25 - ALL GOODS IN INTERNATIONAL CLASS 25
AUSTRIA	118702	6/27/1990	AM3283/90	9/6/1990	132483	REGISTERED	25
25 - Clothing, boots, shoes and slippers.
BERMUDA	118704	7/4/1990	20972	7/4/1990	20972	REGISTERED	25
25 - ARTICLES OF CLOTHING INCLUDED IN CLASS 25 FOR WOMEN AND GIRLS
BRAZIL	118728	4/12/1991	816121028	1/7/1997	816121028	REGISTERED	25
25 - CLOTHING AND CLOTHING ACCESSORIES OF COMMON USE; CLOTHES AND CLOTHING ACCESSORIES FOR THE PRACTICE OF SPORTS; CLOTHES AND CLOTHING ACCESSORIES FOR PROFESSIONAL USE.
CANADA	118560	7/9/1974	376879	12/7/1979	TMA237942	REGISTERED	18,25
18 - Pocketbooks of all kinds, handbags, tote bags, belts and umbrellas.
25 - Ladies wearing apparel, namely, ladies’ coats, suits, jackets, pants, shirts, dresses, blouses, sweaters, gloves, shoes.
CANADA	118837	7/6/1992	708350	8/25/1995	TMA446375	REGISTERED	18
18 - Personal leather accessories, namely, billfolds, checkbook holders, credit card cases, checkbook clutches and wallets.
CANADA	118723	5/31/1991	683356	4/16/1993	TMA411169	REGISTERED	25
25 - Fur outerwear for women, namely fur coats, fur jackets, shearlings, fur-lined coats (which may also be fur-trimmed).
CHILE	118727	5/23/1991	177233	9/2/1991	611492	REGISTERED	14
14 - Jewels, clocks, and all other products comprised in this class.
CHILE	118717	7/6/1990	156427	11/20/1990	586519	REGISTERED	25
25 - ALL PRODUCTS COMPRISED IN CLASS 25
CHINA	118566	9/12/1979	7910874	5/14/1982	157540	REGISTERED	25
25 - Articles of clothing.
COLOMBIA	118716	6/1/2001	92.327.403	4/29/2004	300261	REGISTERED	25
25 - Clothing, footwear, headgear
DENMARK	118705	6/1/1990	4402/1990	7/26/1991	04498/1991	REGISTERED	25
25 - All goods in Class 25.
ECUADOR	118726	5/20/1991	25560/91	3/4/1992	428-92	REGISTERED	14
14 - All goods in Class 14.
EGYPT	118706	6/2/1990	77450	1/27/1992	77450	REGISTERED	25
25 - Coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, belts, gloves, knitted headwear, mufflers, swimwear, socks, scarves, shawls, and all other clothes kinds of clothes, and shoes, and all these goods being included in class 25 and not in other classes.

GERMANY	118721	9/7/1990	W 64 266/25	4/28/1993	DD 652 953	REGISTERED	25
25 - Clothing, footwear, headgear
GREECE	118708	7/18/1990	99903	7/18/1990	99903	REGISTERED	25
25 - All goods in Class 25, in particular, coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, belts, gloves, knitted headwear, mufflers, swimwear, socks, scarves, shawls and shoes.

INDIA	118719	7/19/1990	533696	7/19/1990	533696	REGISTERED	25
25 - COATS, SUITS, JACKETS, PANTS, SHIRTS, SKIRTS, DRESSES, BLOUSES, SWEATERS, BELTS, GLOVES, KNITTED HEADWEAR, MUFFLERS, SWIMWEAR, SOCKS, SCARVES, SHAWLS, SHOES.
IRELAND	118709	6/1/1990	3098/90	6/1/1990	140176	REGISTERED	25
25 - Clothing included in Class 25, footwear, headgear.
ISRAEL	118710	6/28/1990	76789	9/23/1993	76789	REGISTERED	25
25 - Coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, belts, gloves, knitted headwear, mufflers, swimwear, socks, scarves, shawls and shoes, all included in Class 25.
KUWAIT	118733	3/7/1992	25299	3/7/1992	23487	REGISTERED	25
25 - Coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, belts, gloves, knitted headwear, mufflers, swimwear, socks, scarves, shawls, boots, shoes and slippers and all other goods falling in this class.

Owner Trademark Image	Printed:	4/7/2011	Page 33

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ANNE KLEIN & Lion Head Design continued . . .
MALAYSIA	118732	4/8/1992	92/02181	4/8/1992	92/02181	REGISTERED	25
25 - Coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, belts (clothing), gloves (clothing), knitted headwear, mufflers, swimwear, socks, scarves, shawls, shoes and articles of clothing, all included in Class 25.

NEW ZEALAND	118681	1/19/1989	190404	4/28/1992	190404	REGISTERED	14
14 - All goods in Class 14.
NEW ZEALAND	118711	5/31/1990	202237	4/27/1994	202237	REGISTERED	25
25 - Articles of clothing including boots, shoes and slippers.
PANAMA	118718	8/3/1990	54115	6/23/1994	54115	REGISTERED	25
25 - Clothing, namely coats, suits, jackets, pants, shirts, dresses, blouses, sweaters and belts.
PARAGUAY	118667	12/18/1987	11811/87	6/8/1990	228194	REGISTERED	25
25 - All goods in Class 25 including clothing, boots, shoes, slippers.
PORTUGAL	118712	6/29/1990	265576	10/22/1992	265576	REGISTERED	25
25 - Clothing, footwear and headgear.
SAUDI ARABIA	118713	9/24/1990	12343	4/21/1991	235/74	REGISTERED	25
25 - Clothing, footwear and headgear.
SINGAPORE	118735	8/31/1992	6656/92	8/31/1992	T92/06656C	REGISTERED	25
25 - Footwear included in Class 25
SOUTH KOREA	118655	6/10/1987	87-11478	8/26/1988	158570	REGISTERED	18
18 - Briefcases, handbags, opera bags, satchels, suit cases, boston bags, wallets made of non-precious metal, namecard cases, leather packing sacks.
SWITZERLAND	118715	6/5/1990	4351/1990.1	6/5/1990	383.879	REGISTERED	25
25 - Clothing, footwear, headgear for wear.
THAILAND	118701	7/18/1990	204618	7/18/1990	425460/TM137252	REGISTERED	25
25 - Coats, suits, jackets, pants, shirts, dresses, blouses, sweaters, belts, gloves, shawls, scarves, mufflers, swimwear and hosiery, including stockings, pantyhose, knee-high and thigh-high stockings, cut and sewn specialty tights (or stockings) and socks, hats, caps, berets, hoods, cowls, and earmuffs, shoes, boots, sandals, slippers, galoshes, sneakers and sport shoes.

UNITED KINGDOM	118707	6/5/1990	1428033	3/6/1992	B1428033	REGISTERED	25
25 - Articles of clothing included in Class 25 for women and girls.
URUGUAY	118700	1/12/1990	234906	4/27/1993	345587	REGISTERED	14,25
14 - All goods in Class 14.
25 - All goods in Class 25.
VENEZUELA	118613	5/18/1978	3006	1/25/1981	96837-F	REGISTERED	25
25 - Clothing, headgear, and footwear
     ANNE KLEIN & Lion Head Design (Label)

AUSTRALIA	118742	2/26/1993	597043	2/26/1993	B597043	REGISTERED	18
18 - Women’s personal leather accessories in this class, handbags and totebags.
MALAYSIA	118775	6/27/1994	94/05199	6/27/1994	94/05199	REGISTERED	18
18 - Billfolds, wallets, purses, checkbook clutches, cosmetic cases, credit card cases, key cases, cosmetic pouches, coin purses, carry-all clutches, coin/key purses, key fobs and handbags, all included in Class 18.

     ANNE KLEIN (CHINESE CHARACTERS—ENGLISH TRANSLATION ELEGANT COURT LADY

TAIWAN	118758	9/20/1993	82046798	7/1/1995	76657	REGISTERED	8
8 - SERVICE IN IMPORT-EXPORT TRADING AND AGENT FOR QUOTATIONS, TENDERS AND SALES OF VARIOUS PRODUCTS FOR DOMESTIC AND FOREIGN MANUFACTURES

Owner Trademark Image	Printed:	4/7/2011	Page 34

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
     ANNE KLEIN (English and Katakana)

JAPAN	118586	12/17/1973	48-196640	6/27/1980	1420023	REGISTERED	3
3 - Soaps (excluding those belonging to medicines and drugs); dentifrices, cosmetics (excluding those belonging to medicines and drugs); and fragrances and flavorings.
JAPAN	118583	12/17/1973	48-196643	12/22/1978	1362979	REGISTERED	21,14,26
							18
21 - Personal ornaments and accessories; toilettries. (Local Class 21)
14 - Jewels andimitation jewels. (Local Class 21)
26 - Buttons; artificial flowers. (Local Class 21)
18 - Bags and pouches. (Local Class 21)
JAPAN	118722	12/17/1973	48-196644	6/30/1981	1466381	REGISTERED	18,25
18 - Umbrellas and parasols, walking sticks, canes, metal fittings for canes and walking stick/cane handles.
25 - Footwear.
JAPAN	118588	12/17/1973	48-196641	4/30/1981	1459020	REGISTERED	24,26
24 - Woven fabrics, knitted fabrics, felt and non-woven textile fabrics, oilcloths, gummed cloths, vinyl cloths, rubberized cloths, leather cloths, and filter cloths.
26 - Knit lace fabrics, embroidered lace fabrics, tapes, ribbons, tassels and the like.
JAPAN	118589	7/25/1975	50-97538	4/30/1981	1459049	REGISTERED	9,14
9 - Spectacles.
14 - Clocks and watches.

ANNE KLEIN (Script — Diagonal)

AUSTRALIA	118551	11/29/1973	274394	11/29/1973	274394	REGISTERED	25
25 - All goods included in Class 25.
AUSTRALIA	118547	11/29/1973	274390	11/29/1973	274390	REGISTERED	14
14 - All goods included in this class.
AUSTRALIA	118548	11/29/1973	274391	11/29/1973	274391	REGISTERED	18
18 - All goods in Class 18.
AUSTRALIA	118550	11/29/1973	274393	11/29/1973	274393	REGISTERED	24
24 - All goods in Class 24.
AUSTRALIA	118546	11/29/1973	274389	11/29/1973	274389	REGISTERED	3
3 - All goods included in this class.
CAYMAN ISLANDS	118740	1/15/1993	1021109	1/22/1993	1021109	REGISTERED	14
14 - ARTICLES OF PRECIOUS METALS OR THEIR ALLOYS OR COATED THEREWITH; JEWELRY; HOROLOGICAL AND CHRONOMETRIC INSTRUMENTS
UNITED KINGDOM	118601	11/21/1973	1021108	11/21/1973	1021108	REGISTERED	3
3 - Bleaching preparations included in Class 3, and substances for laundry use; soaps; perfumes and perfumed non-medicated toilet preparations, essential oils; cosmetics; hair lotions, and dentifrices.

UNITED KINGDOM	118603	11/21/1973	1021110	11/21/1973	1021110	REGISTERED	18
18 - Articles included in Class 18 made from leather; trunks, suitcases, bags included in Class 18, umbrellas, parasols, walking sticks and
UNITED KINGDOM	118602	11/21/1973	1021109	11/21/1973	1021109	REGISTERED	14
14 - Articles of precious metals or their alloys or coated therewith; jewelry; horological and chronometric instruments.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

ANNE KLEIN (Script — Horizontal)

UNITED KINGDOM	118610	10/27/1978	1103696	10/27/1978	1103696	REGISTERED	24
24 - Textile piece goods, bedsheets, pillow-cases, bed blankets; towels, tablecloths curtains and wall hangings, all of textile materials; bedspreads.
UNITED KINGDOM	118611	10/27/1978	1103697	10/27/1978	1103697	REGISTERED	25
25 - Articles of clothing for women and girls.

ANNE KLEIN (Script with Katakana)

JAPAN	118582	4/10/1973	48-59714	11/1/1976	1229725	REGISTERED	25
25 - Ladies’ shirts; sweaters; coats; suits; jackets; pants; skirts and dresses, and all other goods belonging to this class.

ANNE KLEIN (script)

BERMUDA	118695	6/28/1990	20967	6/28/1990	20967	REGISTERED	14
14 - ARTICLES INCLUDED IN CLASS 14 MADE OF PRECIOUS METALS OR THEIR ALLOYS OR COATED THEREWITH; JEWELLERY, HOROLOGICAL AND CHRONOMETRIC INSTRUMENTS
SINGAPORE	118673	7/27/1988	S/3914/88	7/27/1988	T88/03914Z	REGISTERED	25
25 - Articles of clothing for women and girls.
SINGAPORE	118672	7/27/1988	S/3915/88	7/27/1988	T88/03915H	REGISTERED	14
14 - Articles of precious metals or their alloys or coated therewith; horological and chronometric instruments.
SINGAPORE	118669	9/13/1984	S483284	9/13/1984	483284	REGISTERED	3
3 - Bleaching preparations included in Class 3 and substances for laundry use; soaps, perfumes and perfumed non-medicated toilet preparations, essential oils; cosmetics; hair lotions and dentifrices.
SINGAPORE	118671	7/27/1988	S/3913/88	7/27/1988	T88/03913A	REGISTERED	9
9 - Sunglasses and eyeglasses and frames therefor.
SPAIN	118596	12/3/1973	734603	12/3/1973	734603	REGISTERED	25
25 - Clothing, including boots, shoes and slippers.

ANNE KLEIN (script) & Lion Head Design

HONG KONG	118575	6/20/1978	1164/1978	4/14/1980	697/1980	REGISTERED	3
3 - Cosmetics and perfumery.
HONG KONG	118576	6/20/1978	1164/A/1978	4/14/1980	698/1980	REGISTERED	25
25 - Articles of clothing, including hats and footwear.

ANNE KLEIN (Script-Horizontal) With Lion Head Design Below

UNITED KINGDOM	118609	12/17/1977	1088346	12/17/1977	1088346	REGISTERED	25
25 - Articles of clothing for women and girls.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

ANNE KLEIN 2

EUROPEAN UNION	118457	7/17/2000	1761584	10/26/2001	1761584	REGISTERED	9,14,18
							25
9 - Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signalling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus; including eyeglass frames, sunglass frames, sunglasses, non-prescription magnifying eyeglasses, eyeglass and sunglass cases, eyeglass and sunglass chains and cords, parts for eyeglasses and sunglasses, clip-on sunglasses, spectacles, eye shades, goggles, shooting glasses, binoculars.

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry and costume jewelry, precious stones; horological and chronometric instruments, parts and accessories thereof, namely, watches, watch bands, watch straps, watch bracelets, watch chains, watch cases; wall clocks, table clocks, alarm clocks, clocks incorporating radios; chronometers, chronographs; decorative items for the home made of precious metal or coated therewith, namely, bowls, platters, serving trays, chargers, jugs, plates, mugs, vases, cache pots, ice buckets, canisters, cruets, pencil boxes, pencil cups, letter openers, desk trays, serving trays, decorative trays, candlesticks, candelabras, candle holders, candle rings, candle snuffers, candle trays, decorative boxes, jewelry boxes, jewelry cases, picture frames, decorative stands, decorative pedestals, cigarette cases, cigarette boxes, cigarette holders, cigarette lighters, ashtrays, nutcrackers, coffee pots, coffee services, tea pots, tea services, tea balls, tea infusers, serviette rings, napkin rings — all made of precious metal or coated therewith; works of art made of precious metal or coated therewith, namely busts, figurines, statues,

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), holders for grooming articles made of leather, nylon or other materials as far as included in this class, leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, ladies’ purses without handles, ladies’ purses especially designed for checkbooks, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, organisers, satchels, suitcases, luggage, trunks, umbrellas, beach umbrellas.

25 - Clothing, footwear, headgear; including coats, fur coats, overcoats, trench coats, raincoats, anoraks, parkas, blazers, jackets, cardigans, boleros, sport coats, wind resistant jackets, fur stoles, suits, vests, dresses, caftans, evening gowns, jumpers, skirts, pants, slacks, trousers, jeans, dungarees, jumpsuits, overalls, coveralls, flight suits, jogging suits, sweat pants, shorts, skorts, culottes, sweaters, pullovers, jerseys, shirts, formal shirts, blouses, tunics, sweatshirts, t-shirts, halter tops, tank tops, bodysuits, unitards, camisoles, chemises, undershirts, slips, bustiers, garter belts, briefs, boxer shorts, bloomers, underpants, panties, thermal underwear, lingerie, nightgowns, night shirts, negligees, robes, pajamas, aprons, hosiery, pantyhose, tights, knee high stockings, leg warmers, leggings, socks, neckties, bow ties, ascots, pocket squares, handkerchiefs, scarves, shawls, neckerchiefs, gloves, mittens, belts, sashes, cummerbunds, swimwear, bathing suits, beach robes, beachwear, sarongs, ski suits, ski bibs, ski pants, ski gloves, thermal socks, golf shirts, golf pants, golf shorts, tennis shirts, tennis pants, tennis shorts, hats, caps, berets, shoes, boots, slippers, sandals, espadrilles, sneakers.

JAPAN	118486	7/7/2000	2000-079375	5/18/2001	4475406	REGISTERED	18
18 - Leather, bags/pouches and the like, vanity cases, metal fittings for bags, purse clasps, umbrellas and parasols, walking sticks, canes, metal fittings for canes , walking stick/cane handles, equestrian equipment, and pet accessories.

SOUTH KOREA	118492	7/24/2000	40-2000-35509	10/10/2001	503401	REGISTERED	25
25 - Half coats, long coats, fur coats, over coats, trench coats, rain coats, sporting anoraks, anoraks (except for sporting anoraks), parkas, blazers, jackets, cardigans, boleros, sports coats, wind resistant jackets, fur stoles, suits, vests, one-piece dresses, two-piece dresses, caftans, evening gowns, jumpers, skirts, slacks, trousers, jean pants, jean shorts, jean jackets, jean skirts, jean dresses, jean overalls, jean jump suits, jean shirts, work clothes (dungarees), jumpsuits, overalls, coveralls, flight suit, jogging suits, sweat pants, shorts, skorts, culottes, sweaters, pullovers, jerseys, dress shirts, polo shirts, short sleeve shirts, body shirts, sports shirts, tuxedo shirts, formal shirts, blouses, tunics, sweat shirts, t-shirts, halter tops, tank tops, body suits, unitards, camisoles, chemises, undershirts, slips, bustiers, garter belts, briefs, boxer shorts, bloomers, underpants, under panties, thermal underwear, brassieres, corsets, teddies, petticoats, nightgowns, night shirts, negligees, bath robes, pajamas, aprons, stockings, pantyhose, tights, knee high stockings, leg warmers, leggings, socks, neckties, bow ties, ascots, pocket squares, scarves, shawls, neckerchiefs, winter gloves, evening gloves, mittens, leather belts, belts for clothing made of imitation leather, belts for clothing made of fabric, belts for clothing made of vinyl, belts for clothing made of plastics, sashes, cummerbunds, swimwear, beach robes, bikinis, sarongs, ski suits, ski bibs, ski pants, thermal socks, golf shirts, golf pants, golf shorts, tennis shirts, tennis pants, tennis shorts, hats and caps, berets, leather shoes, rubber shoes, galoshes, golf shoes, hiking shoes, lace boots, bath sandals, bath slippers, half boots, boots, vinyl shoes, beach shoes, sandals, ski boots, slippers, overshoes, rain shoes, top boots, gymnastic shoes, laced shoes, espadrilles and sneakers.

ANNE KLEIN 2 (series)

HONG KONG	118494	7/19/2000	16058/2000	9/30/2002	12760(A-B)/2002	REGISTERED	25
25 - Clothing, footwear and headgear; all included in Class 25.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

ANNE KLEIN 2 Logo

TAIWAN	118463	7/19/2000	89041557	9/16/2001	961645	REGISTERED	25
25 - Coats, overcoats, trench coats, raincoats, anoraks, parkas, blazers, jackets, cardigans, boleros, sport coats, wind resistant jackets, fur stoles, suits, vests, dresses, caftans, evening gowns, jumpers, skirts, pants, slacks, trousers, jeans, dungarees, jumpsuits, overalls, coveralls, flight suits, jogging suits, sweat pants, shorts, skorts, culottes, sweaters, pullovers, jerseys, shirts, formal shirts, blouses, tunics, sweatshirts, t-shirts, halter tops, tank tops, bodysuits, unitards, camisoles, chemises, undershirts, slips, bustiers, garter belts, briefs, boxer shorts, bloomers, underpants, panties, thermal underwear, lingerie, nightgowns, night shirts, negligees, robes, pajamas, aprons, hosiery, pantyhose, tights, knee high stockings, leg warmers, leggings, socks, neckties, bow ties, ascots, pocket squares, scarves, shawls, neckerchiefs, gloves and mittens for clothing use, belts (clothing), sashes, cummerbunds, swimwear, bathing suits, beach robes, beachwear, sarongs, ski suits, ski bibs, ski pants, thermal socks, golf shirts, golf pants, golf shorts, tennis shirts, tennis pants, tennis shorts, hats, caps, berets, shoes, boots, slippers, sandals, espadrilles, sneakers.

ANNE KLEIN II

ARUBA	118915	9/12/1996	IM-960912.18	9/12/1996	18169	REGISTERED	18
18 - All goods in Class 18.
AUSTRALIA	118903	9/22/1992	587014	9/22/1992	587014	REGISTERED	14
14 - All goods included in this class.
BAHRAIN	118902	9/21/1994	1089/94	9/21/1994	17938	REGISTERED	25
25 - Clothing, including jackets, coats, parkas, raincoats, blazers, blouses, shirts, dresses, suits, trousers, pants, jeans, shorts, t-shirts, skirts, jumpsuits, sweaters, cardigans, hats, belts, headbands, lingerie, neckwear, overalls, gloves, scarves, shawls, mufflers, hosiery, stockings (knee-high and thigh-high), pantyhose, tights, socks, leggings, swimwear; footwear, including boots, shoes, athletic footwear, and slippers; and headgear.

BARBADOS	118914	9/13/1996	N/A	2/23/2000	81/11444	REGISTERED	18
18 - Handbags, totebags, and personal leather accessories, namely billfolds, wallets, checkbook holders, checkbook clutches, cosmetic cases, cosmetic pouches, credit card cases, key cases, key fobs, purses, coin purses, coin/key purses, money belts, passport cases, carry-all clutches, travel kits (sold empty) and secretaries in Intl. Class 18.

BERMUDA	118896	6/8/1994	26157	6/8/1994	B26157	REGISTERED	25
25 - Coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, culottes, belts, gloves, scarves, shorts, hosiery, stockings, pantyhose, tights, socks, and footwear; all included in Class 25.

BRAZIL	118899	5/11/1994	817866906	4/16/1996	817866906	REGISTERED	25
25 - Clothes and clothing accessories of common use. Clothes and clothing accessories for practice of sports. Clothes and clothing accessories for professional use. (Local Classes 25.10, 25.20, and 25.30)

CANADA	118873	3/21/1991	680506	3/26/1993	410033	REGISTERED	25
25 - Women’s hosiery, namely stockings, pantyhose, knee-high and thigh-high stockings, cut-and-sewn specialty tights, (or stockings) and
CANADA	118860	7/18/1990	662329	1/29/1993	TMA407369	REGISTERED	3,9,18
							25
3 - Fragrances, bath and related personal beauty care products, namely perfume, eau de parfum, lotions, creams, oils, bath and shower gel, bath oil, dusting powder, soap.
9 - Women’s sunglasses; women’s ophthalmic eyeglass and sunglass frames.
18 - Chequebook holders and clutches, cosmetic cases and pouches, key cases, leather book coverings, leather boxes, leather envelopes, memo pads, money belts, organizers, paper holder with paper refills, passport cases, portfolios, coin purses, travel kits, wallets, handbags, totebags.

25 - Ladies’ gloves, belts, footwear, namely, shoes.
CHILE	118886	8/10/1993	248884	3/31/1994	705687	REGISTERED	25
25 - All goods comprised in Class 25.
COSTA RICA	118910	6/3/1996	101756	1/21/1997	99007	REGISTERED	25
25 - Articles of clothing, including coats, suits, jackets, pants, shirts, blouses, dresses, sweaters, belts (for clothing), skirts, culottes, vests, scarves, mufflers, shawls, gloves, pocket squares, camisoles, swimwear, hosiery (including stockings, pantyhose, knee-high and thigh-high stockings, cut-and-sewn specialty tights or stockings and socks), headgear (including hoods and knitted headwear) and footwear (including shoes, loafers, espadrilles, pumps, sling backs, thongs, clogs, sandals, boots and slippers).

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

ANNE KLEIN II continued...
ECUADOR	118907	5/26/1995	57173-95	11/15/1996	2929-96	REGISTERED	25
25 - Clothing, including coats, suits, jackets, pants, shirts, blouses, dresses, sweaters, belts, skirts, culottes, vests, scarves, mufflers, shawls, gloves, pocket squares, camisoles, swimwear, hosiery (including stockings, pantyhose, knee-high and thigh-high stockings, cut-and-sewn specialty tights or stockings and socks), headgear (including hoods and knitted headwear) and footwear (including shoes,

EGYPT	118906	5/22/1995	95790	1/10/2001	95790	REGISTERED	25
25 - Clothing, including coats, suits, jackets, pants, shirts, blouses, dresses, sweaters, belts, skirts, culottes, vests, scarves, mufflers, shawls, gloves, pocket squares, camisoles, swimwear, hosiery (including stockings, pantyhose, knee-high and thigh-high stockings, cut-and-sewn specialty tights or stockings and socks), headgear (including hoods and knitted headwear) and footwear (including shoes,

FRANCE	118918	9/4/1996	96640421	9/4/1996	96640421	REGISTERED	16,18
16 - Checkbook holders, checkbook clutches, passport cases and secretaries.
18 - Leather and imitations of leather; animal pelts; trunks and travelling bags; umbrellas, parasols and walking sticks; whips and saddlery; handbags, totebags, and personal leather accessories, namely billfolds, wallets, cosmetic cases, cosmetic pouches, creditcard cases, key cases, key fobs, purses, coin purses, coin/key purses, money belts, carry-all clutches, covers made of leather and imitations of leather for personal planners, notebooks, appointment books and diaries.

GUATEMALA	118921	10/30/1996	8444-96	3/10/1998	89093	REGISTERED	25
25 - Clothing, shoes and headgear.
HONG KONG	118891	3/9/1994	94/02749	4/21/1999	B04904/1999	REGISTERED	9
9 - Sunglasses, ophthalmic eyeglass frames, and ophthalmic sunglass frames; all included in Class 9.
INDONESIA	118917	8/5/1996	D96 16455	9/22/1997	392155	REGISTERED	18
18 - Walking sticks, whips, harnesses and saddlery.
ISRAEL	118904	12/26/1994	96258	7/1/1996	96258	REGISTERED	25
25 - All goods in Class 25.
ITALY	118912	8/9/1996	RM96C003624	8/31/1998	758177	REGISTERED	9
9 - ALL GOODS IN CLASS 9, AND SPECTACLES, SUNGLASSES, LENSES BLINDS, EYEGLASS AND SUNGLASS CASES, CHAINS, BRUSHES, AND OTHER ACCESSORIES FOR SPECTACLES AND SUNGLASSES, PARTS AND ACCESSORIES FOR AFORESAID

LEBANON	118924	10/3/1996	3034	10/31/1996	70594	REGISTERED	25
25 - All goods in Class 25.
MALAYSIA	118897	6/29/1994	94/05288	6/29/1994	94/05288	REGISTERED	18
18 - Billfolds, wallets, purses, checkbook clutches, cosmetic cases, credit card cases, key cases, cosmetic pouches, coin purses, carry-all clutches, key purses, key fobs and handbags, all included in Class 18.

NETHERLANDS	118913	9/11/1996	D-1976	9/11/1996	1939	REGISTERED	18
18 - All goods in Class 18.
PERU	118922	9/10/1996	9620765	1/16/1997	32689	REGISTERED	25
25 - Coats, suits, jackets, pants, shirts, blouses, dresses, skirts, sweaters, belts, culottes, vests, scarves, mufflers, shawls, gloves, pocket squares, camisoles, swimwear, hosiery (including stockings, pantyhose, knee-high and thigh-high stockings, cut-and-sewn specialty tights or stockings and socks), shoes, sandals, boots, slippers, hats, caps, hoods, cowls and berets and in general all products in this class.

POLAND	118930	9/11/1998	Z-191727	9/11/1998	133099	REGISTERED	14
14 - Precious metals and their alloys, goods in precious metals or coated therewith, not included in other classes; jewellery, precious stones; horological and chronometric instruments.
SAUDI ARABIA	118932	12/23/1998	47297	8/29/1999	489/38	REGISTERED	25
25 - Clothing, footwear, headgear.
SINGAPORE	118892	3/22/1994	S/2257/94	3/22/1994	T94/02257A	REGISTERED	9
9 - Sunglasses, ophthalmic eyeglass frames, and ophthalmic sunglass frames.
SINGAPORE	118893	3/22/1994	S/B2256/94	3/22/1994	T94/02256C	REGISTERED	14
14 - Jewelry, watches, clocks and table clocks.
SOUTH KOREA	118825	1/6/1989	89-98	9/22/1990	201402	REGISTERED	9,25
9 - Gloves for protection against X-rays for industrial purposes, and gloves for protection against accidents.
25 - Winter gloves, mittens, formal gloves, full dresses, trousers, evening dresses, suits, skirts, children’s clothing, overcoats, raincoats, sweaters, cardigans, dress shirts, blouses, under pants, chemise, slips, petticoats, brassieres, bathing suits, nightgowns, pajamas, negligees, stockings and belts.

SOUTH KOREA	118871	12/19/1990	90-37245	12/20/1991	228905	REGISTERED	9
9 - OPTICAL FRAMES

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

ANNE KLEIN II continued...
SOUTH KOREA	118925	11/6/1996	96-49465	2/6/1998	394685	REGISTERED	25,18
25 - LOW HEEL SHOES, BOOTS, LACED BOOTS, LEATHER SHOES, SANDALS, SLIPPERS, SHOE THONGS, RAIN SHOES, and ESPADRILLES (Local class 27)
18 - UMBRELLAS
TAIWAN	118642	7/31/1997	86039491	10/16/1998	821946	REGISTERED	14
14 - WATCHES, WATCH BANDS, WATCH STRAPS, CLOCKS AND TABLECLOCKS AND PARTS AND FITTINGS FOR ALL THE AFORESAID GOODS, AND SCARF CLIPS
TAIWAN	118659	11/18/1986	75/056079	6/16/1987	368262	REGISTERED	43
43 - HATS AND CAPS
TAIWAN	118658	11/18/1986	75/056073	6/1/1987	367297	REGISTERED	62
62 - PRECIOUS METALS, DIAMONDS, PEARLS, JADE, CORAL, ROCKCRYSTAL, CARNELIAN, PRECIOUS STONES, NECKLACES, PINS, BRACELETS, EARRINGS, BANGLES, PENDANTS, WRIST CHAINS,RINGS, NECK CHAINS
TAIWAN	118657	11/18/1986	75056076	6/1/1987	367007	REGISTERED	48
48 - BOOTS AND SHOES
TAIWAN	118660	11/18/1986	75/056077	6/16/1987	368489	REGISTERED	25
25 - HOSIERY AND PANTY HOSES (local class 47)
TAIWAN	118923	8/6/1996	85038720	1/1/1998	791364	REGISTERED	25
25 - CLOTHING FOR MEN, WOMEN AND CHILDREN, NAMELY COATS, SUITS, JACKETS, PANTS, SHIRTS, BLOUSES, DRESSES, SWEATERS, BELTS, SKIRTS, CULOTTES, VESTS, SCARVES, MUFFLERS, SHAWLS, GLOVES, CAMISOLES, SWIMWEAR, HOSIERY (INCLUDING STOCKINGS, PANTYHOSE, KNEE-HIGH AND THIGH-HIGH STOCKINGS, BOOTS, SLIPPERS, HOODS, HATS, CAPS, BERETS, AND COWLS.

TAIWAN	118661	11/18/1986	75/056075	7/1/1987	369278	REGISTERED	18
18 - HANDBAGS, TRAVELING BAGS, WALLETS, LEATHER BAGS, PURSES, LEATHER SACKS, POCKET WALLETS, KEY CASES, COSMETIC BAGS, SHOUDLER BAGS
TAIWAN	118656	11/18/1986	75/056078	6/1/1987	366953	REGISTERED	25,28
25 - GLOVES FOR CLOTHING USE AND PROTECTION AGAINST COLD;
28 - GLOVES FOR SPORTING USE
TAIWAN	118662	11/18/1986	75/056072	6/15/1987	368568	REGISTERED	18
18 - ALL KINDS OF UMBRELLAS (Local class 51)
THAILAND	118821	9/3/1987	168820	9/3/1987	341801/TM63619	REGISTERED	25
25 - Coats, suits, jackets, pants, shirts, blouses, dresses, sweaters, belts (for clothing), skirts, culottes, vests, scarves, mufflers, shawls, gloves, pocket squares, camisoles, swimwear, stockings, pantyhose, knee high and thigh high stockings, cut and sewn specialty tights or stockings and socks, hoods and knitted headwear, shoes (excluding sport shoes), loafers, espadrilles, pumps, slingbacks, thongs, clogs, sandals, boots and slippers.

ANNE KLEIN II (Block and Stylized Series — Australia)

AUSTRALIA	118883	2/22/1993	596574	2/22/1993	596574	REGISTERED	18
18 - Women’s personal leather accessories in this class, handbags and totebags.

ANNE KLEIN II (BLOCK AND STYLIZED SERIES — UK)

UNITED KINGDOM	118919	8/23/1996	2108364	4/4/1997	2108364	REGISTERED	18
18 - Goods made of leather and of imitation leather, bags, handbags, purses, coin purses, coin/key purses, wallets, travelling bags, suitcases, holdalls, rucksacks, backpacks, briefcases, belts, umbrellas; articles of luggage; attache cases, shoulder bags, billfolds and pocket wallets; cases for credit cards and for passports; cheque book covers; keycases; cheque book holders, cheque book clutches, key fobs, money belts, carry-all clutches and secretaries, school bags and satchels; totebags, game bags and hip bags, bags for campers and for climbers; cosmetic bags and pouches; knapsacks, haversacks; lunch bags; sports bags, purses, beach bags, gym bags; carry-alls.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

ANNE KLEIN II (ENGLISH AND CHINESE CHARACTERS)

TAIWAN	118820	8/4/1986	75/037946	3/1/1987	357845	REGISTERED	25
25 - Clothing

ANNE KLEIN II (stylized)

AUSTRALIA	118818	5/21/1987	465590	5/21/1987	465590	REGISTERED	25
25 - Clothing, footwear and headgear.
BRAZIL	118862	7/4/1990	815560532	3/3/1992	815560532	REGISTERED	25
25 - Clothing; hats; footwear; uniforms; visors (hatmaking); clothing for gymnastics; stockings; camisoles; lingerie; sleepwear; swimwear; fur coats; scarves; gloves; belts and money belts.
BRAZIL	127311	7/4/1990	815560532	3/3/1992	200036530	REGISTERED	18
18 - Clothing articles made of leather and of imitation leather; bags; handbags; purses; coin purses; key purses; wallets; rucksacks; backpacks; umbrellas; shoulder bags; billfolds and pocket wallets; cases for credit cards; key cases; cheque book clutches; carry-all clutches and secretaries; school bags and satchels; tote bags; game bags and hip bags; bags for campers and for climbers; cosmetic bags and pouches; knapsacks; haversacks; lunch bags.

CHINA	118864	7/24/1990	90029912	8/10/1991	561342	REGISTERED	25
25 - Clothing, coats, suits, jackets, pants, shirts, dresses, blouses, sweaters, belts, gloves, scarves, hosiery, footwear, headgear and hats.
HONG KONG	118874	8/19/1991	6039/91	8/29/1995	07302/1995	REGISTERED	25
25 - Tops, knitwear, dresses, jackets, pants, skirts, jumpsuits, coats.
INDIA	118861	6/15/1990	531607	6/15/1990	531607	REGISTERED	25
25 - WOMEN’S COATS, SUITS, PANTS, SHIRTS, DRESSES, BLOUSES, SWEATERS, BELTS (CLOTHING), GLOVES AND SCARVES AND GOODS INCLUDED IN CLASS 25.
JAPAN	118856	10/11/1989	1-114856	9/30/1992	2456602	REGISTERED	20,21,24
							25
20 - Cushions, Japanese floor cushions, pillows, and mattresses. 21 - Gloves for household purposes. 24 - Personal articles of woven textile (not for wear), mosquito nets, bedsheets, futon and quilts, futon and quilts cases (linen), futon ticks (unstuffed futon), pillowcases (pillow slips) and blankets.

25 - Clothing.
MALAYSIA	118876	4/8/1992	92/02182	4/8/1992	92/02182	REGISTERED	25
25 - Coats, suits, jackets, pants, shirts, skirts, dresses, blouses, sweaters, belts (clothing), gloves, knitted headwear, mufflers, swimwear, socks, scarves, shawls, shoes and articles of clothing, all included in Class 25.

MEXICO	118859	3/26/1990	83957	3/26/1990	403135	REGISTERED	9
9 - Sunglasses and in general scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signalling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus.

SINGAPORE	118869	8/21/1990	S584590	8/21/1990	5845H90	REGISTERED	25
25 - Articles of clothing included in Class 25 for women and for girls.
SOUTH KOREA	118870	12/19/1990	90-37244	2/22/1992	233224	REGISTERED	18
18 - Brief case, handbag, opera bag, satchel, traveling trunk, suitcase, boston bag, knapsack, wallets not of precious metal, name-card case, billfold, purse, checkbook clutch, cosmetic case, cosmetic pouch, credit card case, key cases of leather, key cases imitations of leather, coin purse, coin/key purse, carry-all clutch and key fob.

SWITZERLAND	118866	6/7/1990	4352/1990.3	6/7/1990	383880	REGISTERED	25
25 - Clothing, footwear, headgear for wear.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ANNE KLEIN II (stylized) continued...
TURKEY	118863	8/10/1990	51601/90	8/10/1990	123951	REGISTERED	3,9,14
							18,25
3 - Perfumed or odorless and/or colored or uncolored soaps; cosmetics (creams, emulsions, lotions, gels and oils, face masks, make-up powders for bath and hygienic purposes), deodorant soaps, bath and shower preparations (salts, foams, oils, gels), depilatories, deodorizers and antiperspirants, hair care preparations (waving, straightening, fixing, cleaning), hair creams and balsams, hair sprays, brilliants (forming and protecting), shaving creams and foams, lotions, face and eyes make-up and cleansing preparations thereof, lipsticks, preparations for nail care and embellishment (nail polish and similars and polish removers), external personal hygienic preparations, sunbath preparations, suntan preparations, preparations against skin wrinkles, dentifrices and toothpastes and tablets and liquids cleaning for tooth prothesis; perfumery (essential oils, eau de colognes, lotions, eau de toilettes, eau de colognes sprays), body creams.

9 - Sunglasses, ophthalmic eyeglass frames, ophthalmic sunglass frames and their glass.
14 - Jewelry (made of precious metals or their coated or precious stones therewith (diamond, ruby, pearl, emerald, brilliant, agate, garnet, sapphire), earring, ring, bracelet, watch chains, watch bracelets, watch holders, brooch, clasp, pendant, chain, necklace, buckles, name tag, medallions.

18 - Wallets, portfolio, purses, billfolds, checkbook clutches, key cases, cosmetic bags, cosmetic pouches, coin purses, carry-all clutches, coin/key purses, secretaries, key chains, key fobs, brief cases, handbags made from leather or imitations of leather.

25 - Clothing, particularly suits, jackets, trousers, skirts, culottes, dresses, tailleurs, vests, shirts, undershirts, combinations, blouses, T-shirts, sweaters, belts, hangers, gloves, scarves, foulards, mufflers, shawls, hoods, pocket squares, swimwear, towels, towel dresses, bonnets, beach shoes, socks and hats, caps, sun-visors.

UNITED KINGDOM	118822	1/28/1988	1333369	1/28/1988	1333369	REGISTERED	25
25 - Articles of clothing included in Class 25 for women and girls.

ANNE KLEIN II *to be expunged

CANADA	118878	5/28/1992	705876	9/17/1993	TMA417126	REGISTERED	14
14 - Jewellery, belts, watches, clocks, table clocks.

ANNE KLEIN NEW YORK

ANTIGUA & BARBUDA	T30276AG01	7/23/2007	33821	1/18/2008	6824	REGISTERED	3,9,14
							18,25
3 -
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

14 -
18 -
25 -
ARUBA	T30276AB01	1/15/2007	07011512	12/6/2007	26882	REGISTERED	3,9,14
							18,25
3 -
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

14 -
18 -
25 -
AUSTRALIA	T30276AU00	9/10/2007	1198360	9/10/2007	1198360	REGISTERED	3,9,14
							18,25
3 - Fragrances and Cosmetics
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

14 - Jewelry and Watches
18 - Handbags, tote bags, briefcases, wallets, change purses, leather key cases and cosmetic bags (sold empty).
25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

BOLIVIA	T30276BO05	10/24/2006	4124	8/13/2007	110052	REGISTERED	03
03 - Fragrances and Cosmetics

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ANNE KLEIN NEW YORK continued...
BOLIVIA	T30276BO06	10/24/2006	4125	8/13/2007	110051	REGISTERED	09
09 - eyewearOphthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

BOLIVIA	T30276BO07	10/24/2006	4126	8/13/2007	110124	REGISTERED	14
14 - jewelry and watches
BOLIVIA	T30276BO08	10/24/2006	4291	8/13/2007	110055	REGISTERED	18
18 -
BOLIVIA	T30276BO09	10/24/2006	4128	8/13/2007	110054	REGISTERED	25
25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

BOLIVIA	T30276BO10	na	8/13/2007	110053		REGISTERED	24
24 - Body, bath and sport towels
CHILE	T30276CL00	9/20/2007	789119	11/26/2008	834909	REGISTERED	3
3 - Fragrances and Cosmetics
CHILE	T30276CL02	9/20/2007	798120	11/26/2008	834942	REGISTERED	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

CHILE	T30276CL03	9/20/2007	789121	11/26/2008	834941	REGISTERED	14
14 - Watches and Jewelry
CHILE	T30276CL04	9/20/2007	789123	12/4/2008	835584	REGISTERED	25
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

CHILE	T30276CL10		789122	11/26/2008	834940	REGISTERED	18
18 - Handbags, cosmetic cases sold empty, wallets
COLOMBIA	T30276CO00	4/4/2007	07034281	10/17/2007	343344	REGISTERED	03
03 - cosmetics and fragrances
COLOMBIA	T30276CO01	4/4/2007	07034283	10/18/2007	343346	REGISTERED	9
9 - eyewear
COLOMBIA	T30276CO02	4/4/2007	07034284	10/18/2007	343347	REGISTERED	14
14 - jewelry and watches
COLOMBIA	T30276CO03	4/4/2007	07034286	10/18/2007	343348	REGISTERED	24
24 -
COLOMBIA	T30276CO04	4/4/2007	07034282	10/18/2007	342245	REGISTERED	25
25 -
COLOMBIA	T30276CO05	2/5/2008	08011119	8/15/2008	360823	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags; shoulder bags; evening bags; cosmetic bags (sold empty); cosmetic cases (sold empty); cosmetic pouches (sold empty); grooming kits (sold empty); leather shoulder belts; wallets; billfolds; credit card cases; business card cases; key cases; key fobs; passport cases; coin purses; coin/key purses; carry-all clutches; check book clutches; clutch purses; general purpose purses; pouches; book bags; belt bags; leather and textile shopping bags (sold empty); tote bags; saddle bags; roll bags; sling bags; travel bags; overnight bags; weekender bags; duffel bags; suit bags; garment bags for travel; gym bags; athletic bags; beach bags; tie cases; waist packs; fanny packs; backpacks; knapsacks; attaché cases; briefcases; briefcase type portfolios; leather envelopes for carrying personal papers; secretaries; satchels; suitcases; luggage; trunks; umbrellas; beach umbrellas; parasols; walking sticks.

COSTA RICA	T30276CR00	10/20/2006	0010185	2/4/2008	172986	REGISTERED	03
03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils

COSTA RICA	T30276CR01	10/20/2006	0010186	2/4/2008	172985	REGISTERED	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

COSTA RICA	T30276CR02	10/20/2006	200610187	7/8/2008	176072	REGISTERED	14
14 -

Owner Trademark Image	Printed: 4/7/2011 Page 43

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ANNE KLEIN NEW YORK continued...
COSTA RICA	T30276CR03	10/20/2006	0000812	10/16/2007	170599	REGISTERED	18
18 -
COSTA RICA	T30276CR04	10/20/2006	200610189	6/12/2008	176073	REGISTERED	25
25 - Clothing, footwear, headgear
COSTA RICA	T30276CR06	2/13/2007	2007812	10/16/2007	2007812	REGISTERED	18
18 -
COSTA RICA	T30276CR07	10/31/2006	10188	2/6/2009	186327	REGISTERED	24
24 - fabrics
CURACAO	T30276NT00	1/15/2007	D700019	3/6/2007	12681	REGISTERED	3,9,14
							18,25
3 -
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

14 -
18 -
25 -
DOMINICAN	T30276DO00	9/21/2007	37189	12/31/2007	164872	REGISTERED	25,3,14
							9
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

3 - Fragrances and Cosmetics
14 - Jewelry and Watches
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

ECUADOR	T30276EC00	3/6/2007	181355	1/15/2008	41608	REGISTERED	3
3 -
ECUADOR	T30276EC04	3/6/2007	181356	1/15/2008	41808	REGISTERED	9
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

ECUADOR	T30276EC05	3/6/2007	181357	1/15/2008	41708	REGISTERED	14
14 -
ECUADOR	T30276EC06	3/6/2007	181358	1/15/2008	41909	REGISTERED	25
25 -
EUROPEAN UNION	T30276EU00	9/20/2006	5325642	8/30/2007	5325642	REGISTERED	3,9,14
							18,25,35
3 - Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery, essential oils, cosmetics, hair lotions; dentifrices; non-medicated toilet preparations (including the following: perfume, eau de perfume, cologne, toilet water, dusting powder, bath oil, bath salts, soap, oil, toner, mask, astringent, face lotion, skin lotion, cleansing lotion, creams, depilatories, hair coloring preparations, hair conditioners, hair shampoo, face powder, suncare products, bath salts, bath and shower gel, makeup items). Seniority claimed (examination of claims pending): Austria, Benelux, Germany, Denmark, Finland, France, Italy.

9 - Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signalling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus; eyeglass frames, sunglass frames, sunglasses, eyeglass and sunglass cases, eyeglass and sunglass chains and chords; parts, accessories and fittings for eyeglasses and sunglasses. Seniority claimed (examination of claims pending): Austria, Benelux, Germany, Denmark, Finland, France, Italy.

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewellery, precious stones; horological and chronometric instruments; watches, clocks, and table clocks. Seniority claimed (examination of claims pending): Austria, Benelux, Germany, Denmark, Finland, France, Italy.

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags, totebags, cosmetic cases, cosmetic pouches, carry-all clutches, purses, wallets, money belts, billfolds, credit card cases, key cases, key fobs, travel kits (sold empty), luggage, trunks, suitcases. Seniority claimed (examination of claims pending): Austria, Benelux, Germany, Denmark, Finland, France, Italy.

25 - Clothing, footwear, and headgear for men, women, and children; coats, suits, jackets, blazers, vests, pants, shorts, shirts, dresses, skirts, blouses, sweaters, belts, gloves, ties, leggings, scarves, mufflers, shawls, stoles, swimwear, hosiery (including stockings, panty hose, knee-high and thigh-high stockings, cut-and-sewn specialty tights or stockings, and socks), shoes, sandals, boots, slippers, knitted headwear, hats, caps, and berets. Seniority claimed (examination of claims pending): Austria, Benelux, Germany, Denmark, Finland,

35 - Retail Store Services

Owner Trademark Image	Printed: 4/7/2011 Page 44

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ANNE KLEIN NEW YORK continued...
FEDERATION OF	207567	7/21/2004	2004716239	2/14/2006	301193	REGISTERED	25
25 - Clothing, headgear
FEDERATION OF	248086	7/5/2005	2005716228	3/29/2007	322815	REGISTERED	18,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

35 - Advertising; business management; business administration; office functions; bringing togther for the benefit of others a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase the goods; procurement services for others [purchasing goods and services for other businesses].

GUATEMALA	T30276GT00	11/7/2006	934602006	5/30/2007	149793	REGISTERED	03
03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils

GUATEMALA	T30276GT01	11/7/2006	934702006	5/22/2007	149701	REGISTERED	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

GUATEMALA	T30276GT02	11/7/2006	934802006	5/30/2007	149794	REGISTERED	14
14 - jewelry and watches
GUATEMALA	T30276GT04	09349	6/4/2007	149863		REGISTERED	25
25 - Shirts, blouses, camisoles, footwear, gloves, underwear, skirts, pajamas, belts
HONDURAS	T30276HN00	10/26/2006	36351/2006	7/2/2007	101276	REGISTERED	03
03 - Fragrances and Cosmetics
HONDURAS	T30276HN04	10/26/2006	36350/2006	7/2/2007	101271	REGISTERED	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

HONDURAS	T30276HN05	10/26/2006	36348/2006	7/2/2007	101272	REGISTERED	14
14 - Jewelry and Watches
HONDURAS	T30276HN06	10/26/2006	36349/2006	1/23/2008	103555	REGISTERED	25
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

HONG KONG	T30276HK01	11/1/2006	300751248	11/1/2006	300751248	REGISTERED	03,09,14
							18,25
03 - Fragrances and Cosmetics
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

14 -
18 -
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

INDONESIA	T30276ID02	11/17/2006	D00.2006.037422	10/13/2008	IDM0000179959	REGISTERED	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

INDONESIA	T30276ID03	11/17/2006	D00.2006.037423	7/8/2008	IDM000167848	REGISTERED	14
14 - Jewelry and Watches
INDONESIA	T30276ID05	11/17/2006	D00.2006.037425	7/4/2008	IDM000167638	REGISTERED	25
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

JAMAICA	T30276JM01	10/26/2006	49444	10/26/2006	49444	REGISTERED	03,09,14
							24
03 - Fragrances and Cosmetics
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

14 -
24 -
JAMAICA	T30276JM03	9/11/2007	050832	9/12/2008	050832	REGISTERED	18
18 - All goods in category

Owner Trademark Image	Printed: 4/7/2011 Page 45

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ANNE KLEIN NEW YORK continued...
JAPAN	T30276JP00	10/27/2006	2006100337	8/10/2007	5070314	REGISTERED	03,09,14
							18,25
03 - Antistatic agents for home use, Defatting agents for home use, Rust removing preparations, Benzine for removing stains, Softener for laundry use, Laundry bleaches, Gums for wigs, Adhesives for false eyelashes use, Laundry starches, “Funori” for laundry use, Stripping agents for paint, Shoe cream, Shoe polish, Polishing agents, Soaps & the like, Dentifrices, Cosmetics, Fragrances and flavourings, Sand papers, Grinding cloth, Grinding sands, Artificial pumice stones, Polishing papers, Polishing cloth, False nails, False eyelashes

09 - Ear plugs, Processed glass (excluding those for building use), Arc-welding machines, Metal cutting machines, Electric welding apparatus, Ozone generators, Electrolysers, Egg graders, Cash registers, Coin counting or selecting machines, Job recording machines, Photo-copying machines, Hand calculators, Drawing or drafting machines and instruments, Time stamping machines, Time recorders, Punch card system machines, Vote computing machines, Billing machines, Postage stamp checking apparatus, Automatic vending machines, Gasoline station equipment, Coin-operated gates for car parks, Life saving apparatus and equipment, Fire extinguishers, Fire hydrants, Nozzles for fire hoses, Fire-extinguishing sprinkler system, Fire alarm systems, Gas leakage alarm apparatus, Anti-theft warning apparatus, Protective helmets, Railway signal machines, Triangular signs for warning of vehicle accident, Luminous or mechanical road sign, Diving machines and apparatus, Arcade video game machines, Electrically operated door closing apparatus, Vehicle driving training simulators, Sports training simulators, Physical and chemical apparatus and instruments, Photographic apparatus and instruments, Motion picture apparatus and instruments, Optical apparatus and instruments, Measuring apparatus and instruments, Electrical distribution or control machines and apparatus, Rotary converters, Phase modifiers, Batteries, Electrical and magnetic measuring instruments, Electric wires and cables, Electric irons, Electric hair-curlers, Electric buzzers, Electrical communication machines and apparatus, Electronic machines/instruments & their parts/fittings, Magnetic cores, Resistance wires, Electrodes, Fireboats, Rockets, Fire engines, Cigar lighters for cars, Gloves for protection against accident, Dust masks, Gas masks, Welding masks, Clothing for protection against fire, Glasses, Video game apparatus for personal use, Electronic circuits and CD-ROMs on which programs for hand-held games with liquid crystal displays are recorded, Slot machine, Weight belts, Wet suits, Inflatable swimming floats, Protective helmets for sports, Air tanks, Swimming floatboards, Regulators, Records, Metronomes, Electronic circuits and CD-ROMs on which automatic performance programs for electronic musical instruments are recorded, Slide rules, Cinematographic films, Transparencies, Slide film mounts, Pre-recorded video discs and video tapes, Electronic publications

14 - Precious metals, Key holders, Tableware of precious metals, Nut-crackers, pepper pots, sugar bowls, saltshakers, egg stands, napkin holders, napkin rings, trays, toothpick stands of precious metal, Needle cases of precious metal, Candle extinguishers and candlesticks of precious metal, Jewel cases of precious metal, Vases and flower bowls of precious metal, Trophies, Commemorative shields, Personal ornaments, Purses and wallets of precious metal, Jewels and their raw ores and imitations of jewels, Compacts of precious metal, Shoe decorations of precious metal, Clocks and watches, Smokers’ articles of precious metal

18 - Metal fittings for bags, Purse clasps, Leather containers, Clothing for pets, Bags or the like, Pouches or the like, Portable toiletry article cases, Umbrellas and parasols, Sticks, Canes, Fittings of metal for canes, Cane handles, Horse-riding equipment, Leather

25 - Clothing; Garters; Sock suspenders; Braces; Bands; Belts; Footwear; Costumes for dressing-up; Special sporting and gymnastic wear; Special sporting and gymnastic footwear
KAZAKHSTAN	T30276KZ00	3/26/2007	38464	12/12/2008	27318	REGISTERED	18,25,35
							14
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, footwear, headgear.
35 - Advertising; business management; business administration; office functions; bringing togther for the benefit of others a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase the goods; procurement services for others [purchasing goods and services for other businesses]

14 - Jewelry and Watches
MACAO	T30276MO00	11/10/2006	25545	4/20/2007	025545	REGISTERED	03
03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils

MACAO	T30276MO01	11/10/2006	25546	4/20/2007	025546	REGISTERED	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

MACAO	T30276MO02	11/10/2006	25547	4/20/2007	025547	REGISTERED	14
14 -
MACAO	T30276MO03	11/10/2006	25548	4/20/2007	025548	REGISTERED	18
18 -
MACAO	T30276MO04	11/10/2006	25549	4/20/2007	025549	REGISTERED	25
25 -
MALAYSIA	T30276MY00	11/1/2006	06019857	4/3/2008	06019857	REGISTERED	03
03 - Fragrances and Cosmetics
MALAYSIA	T30276MY01	11/1/2006	06019856	11/10/2008	06019856	REGISTERED	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

MALAYSIA	T30276MY03	11/1/2006	06019854	11/12/2008	06019854	REGISTERED	18
18 - Handbags and small leather goods

Owner Trademark Image	Printed: 4/7/2011 Page 46

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ANNE KLEIN NEW YORK continued...
MALAYSIA	T30276MY04	11/1/2006	06019858	11/1/2006	06019858	REGISTERED	25
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

MEXICO	126813	5/12/2003	600273	10/17/2003	810362	REGISTERED	24
24 - Sheets, pillow cases, shams, dust ruffles, duvet covers, blankets, comforters, quilts, bath towels, beach towels, towels, body sheets and bath rugs; hand towels made of textile; table linens, namely, napkins and place mats.

MEXICO	T30393MX06	10/10/2007	888129	10/10/2007	1008857	REGISTERED	03
03 -
MEXICO	T30393MX07	10/10/2007	888130	10/10/2007	1008858	REGISTERED	9
9 -
MEXICO	T30393MX08	10/10/2007	888131	10/10/2007	1008859	REGISTERED	14
14 - watches
MEXICO	T30393MX09	10/10/2007	888132	10/10/2007	1008860	REGISTERED	18
18 -
MEXICO	T30393MX10	10/10/2007	888133	10/10/2007	1008861	REGISTERED	25
25 - Shoes
MEXICO	T30393MX12	10/10/2007	888134	10/10/2007	1008862	REGISTERED	35
35 -
NICARAGUA	T30276NI00	11/1/2006	03865	11/21/2007	0703110	REGISTERED	03,09,14
							18,25
03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils

09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

14 -
18 -
25 -
PANAMA	T30276PA03	11/8/2006	156533	11/8/2006	156533	REGISTERED	25
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

PARAGUAY	T30276PY05	10/27/2006	32618/2006	12/10/2007	306000	REGISTERED	03
03 - Fragrances and Cosmetics
PARAGUAY	T30276PY06	10/27/2006	32619/2006	12/10/2007	306003	REGISTERED	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

PARAGUAY	T30276PY07	10/27/2006	32620/2006	4/25/2008	309936/2008	REGISTERED	14
14 - Jewelry and Watches
PARAGUAY	T30276PY08	11/27/2006	32621/2006	12/10/2007	306001	REGISTERED	24
24 -
PARAGUAY	T30276PY09	10/27/2006	32622/2006	12/10/2007	306002	REGISTERED	25
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

PARAGUAY	T30276PY11	12/1/2006	37584	2/8/2008	307609	REGISTERED	18
18 - all goods in class
PERU	T30276PE03	11/2/2006	295868	1/18/2007	123742	REGISTERED	25
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

Owner Trademark Image	Printed: 4/7/2011 Page 47

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ANNE KLEIN NEW YORK continued...
PHILIPPINES	T30276PH00	11/3/2006	042006011962	8/4/2008	042006011962	REGISTERED	3,9,14
							18,25
3 - Fragrances and Cosmetics
9 - eyewear
14 - jewelry and watches
18 - handbags and wallets
25 - belts, blouses, camisloes, coats, footwear
SINGAPORE	T30276SG00	10/25/2006	T0622607B	10/25/2006	T0622607B	REGISTERED	03
03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils

SINGAPORE	T30276SG01	10/25/2006	T0622608J	10/25/2006	T0622608J	REGISTERED	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

SINGAPORE	T30276SG02	10/26/2006	T0622609I	10/26/2006	T0622609I	REGISTERED	14
14 - Jewelry and Watches
SINGAPORE	T30276SG03	10/25/2006	T0622610B	10/25/2007	T0622610B	REGISTERED	18
18 -
SINGAPORE	T30276SG04	10/26/2006	T0622611J	10/25/2006	T0622611J	REGISTERED	25
25 -

Owner Trademark Image	Printed: 4/7/2011 Page 48

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ANNE KLEIN NEW YORK continued...
SOUTH KOREA	118518	10/24/2002	40-2002-48926	9/1/2004	592007	REGISTERED	9,14,18
							25,03
9 - Eyeglass frames, sunglasses, non-prescription magnifying eyeglasses, eyeglass and sun glass cases, eyeglass and sun glass chains and cords, clip-on sunglasses, anti-glare glasses, common eyeglasses, eye shades, goggles for sports, shooting glasses, binoculars

14 - Wrist watches, stop watches, watch fobs, pocket watches, watch bands, watch straps, watch bracelets, watch chains, watch cases; wall clocks, table clocks, alarm clocks, and clocks incorporating radiosEarrings made of precious gem, necklaces made of precious gems, rings made of precious gems, bracelets made of precious gems, artificial jewelry, master clocks, atomic clocks, clocks for automobiles, electric clocks and watches, electronic clocks and watches, control clocks, chronoscopes, sundials, chronometers, chronographs, bowls made of precious metal, bowls coated with precious metal, platters made of precious metal, platters coated with precious metal, serving trays made of precious metal, serving trays coated with precious metal, chargers made of precious metal, chargers coated with precious metal, plates made of precious metal, plates coated with precious metal, mugs made of precious metal, mugs coated with precious metal, vases made of precious metal, vases coated with precious metal, canisters for kitchen purposes made of precious metal, canisters for kitchen purposes coated with precious metal, cruets made of precious metal, cruets coated with precious metal, memorial decorative trays made of precious metal, memorial decorative trays coated with precious metal, candlesticks made of precious metal, candlesticks coated with precious metal, candelabras made of precious metal, candelabras coated with precious metal, candle holders made of precious metal, candle holders coated with precious metal, candle ring made of precious metal, candle ring coated with precious metal, candle snuffers made of precious metal, candle snuffers coated with precious metal, candle trays made of precious metal, candle trays coated with precious metal, decorative jewelry boxes of precious metal, decorative jewelry boxes coated with precious metal, jewelry boxes made of precious metal, jewelry boxes coated with precious metal, jewelry cases made of precious metal, jewelry cases coated with precious metal, cigarette cases made of precious metal, cigarette cases coated with precious metal, cigarette boxes made of precious metal, cigarette boxes coated with precious metal, cigarette holders made of precious metal, cigarette holders coated with precious metal, ashtrays made of precious metal, ashtrays coated with precious metal, nutcrackers made of precious metal, nutcrackers coated with precious metal, coffee pots made of precious metal, coffee pots coated with precious metal, non-electric coffee pots made of precious metal, non-electric coffee pots coated with precious metal, tea pots made of precious metal, tea pots coated with precious metal, non-electric tea infusers made of precious metal, non-electric tea infusers coated with precious metal, tea ball made of precious metal, tea ball coated with precious metal, tea infusers made of precious metal, tea infusers coated with precious metal, serviette rings made of precious metal, serviette rings coated with precious metal, napkin ring made of precious metal, napkin ring coated with precious metal, Virgin Mary icons made of precious metal, Virgin Mary icons coated with precious metal, Buddha icons made of precious metal, Buddha icons coated with precious metal, Jesus Christ icons made of precious metal, Jesus Christ icons coated with precious metal, clutches purses of precious metal and key fobs.

18 - Handbags, shoulder bags, evening bags, cosmetic bags sold empty, leather strap for bags, case for toiletry items sold empty, wallets not of precious metal, billfolds not of precious metal, credit card cases, business card cases, key cases, passport cases, coin purses, clutch purses, general purpose purses, drawstring pouches, book bags, belt bags, tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather bags in the shape of an envelope for carrying personal papers, satchels, suitcases, luggage, trunks, umbrellas, and beach umbrellas

25 - Long coats, short coats, fur coats, overcoats, trench coats, rain coats, sporting anoraks, anoraks (except for sports anoraks), parkas, blazers, jackets, cardigans, boleros, sports coats, wind resistant jackets, fur stoles, suits, vests, one-piece dresses, two-piece dresses, caftans, evening gowns, jumpers, skirts, breeches, Paji (Korean trousers), slacks, trousers, blue jean pants, blue jean skirts, blue jean jackets, blue jean shorts, dungarees, jumpsuits, overalls, coveralls, flight suits, jogging suits, sweat pants, shorts, skorts, culottes, sweaters, pullovers, jerseys, dress shirts, polo shirts, short sleeve aloha shirts, sport shirts, formal shirts, tunics, sweatshirts, t-shirts, halter tops, tank tops, bodyshirts, unitards, camisoles, chemises, undershirts, slips, bustiers, garter belt, briefs, boxer shorts, bloomers, underpants, under panties, thermal underwear, girdles, brassieres, corsets, corselets, teddies, nightgowns, night shirts, negligees, bath robe, pajamas, aprons, stockings, pantyhose, tights, knee high stockings, leg warmers, leggings, socks, neckties, bow ties, ascots, pocket squares, scarves, shawls, neckerchiefs, winter gloves, mittens, leather belts, sashes, cummerbunds, bathing caps, bathing trunks, bikini, maillot, one-piece swimsuit, bathing suits, beach robes, beachwear, sarongs, ski suits, ski bibs, ski pants, thermal socks, golf shirts, golf pants, golf shorts, tennis shirts, tennis pants, tennis shorts, hats, caps, berets, leather shoes, rubber shoes, golf shoes, shoe soles, Korean clogs, fishing boots, basketball shoes, low shoes, heels, mountaineering shoes, rugby shoes, lace boots, bath sandals, bath slippers, half-boots, insulated boots, boxing boots, vinyl shoes, beach shoes, ski boots, inner soles, soles for footwear, uppers of a shoe, heelpieces for shoes, non-slipping devices for shoes, tips for footwear, iron fittings for shoes, baseball shoes, Undong-Hwa, esparto shoes or sandals, overshoes, rain shoes, track shoes, work shoes, top boots, Gipsin (Korean traditional shoes made of straw), gymnastics shoes(for exclusive use for gymnastics), soccer shoes, laced shoes, hockey shoes, handball shoes, boots, slippers, sandals, espadrilles and sneakers.

03 - Eyebrow pencils, lipsticks, mascaras, mask packs, massage oils, liquid face powder, beauty bath additives, antiperspirants, bath oils, bath powder, blushers, perfumed powder, skin fresheners, eye liners, eye shadows, eau de cologne, body deodorants, lip glosses, cosmetic preparations for slimming purposes, cold cream, compact powder, cleansing cream, foundation cream, face powder, potpourris <fragrances>, hand creams, perfumes, perfumed oils, make-up powder, astringents for cosmetic purposes, cosmetic pencils, cosmetic dyes, toilet bath salts, colorants for toilet purposes and talcum powder for toilet use.

TAIWAN	T30276TW00	10/26/2006	095053948	8/1/2007	1273751	REGISTERED	03,09,14
							18,25
03 - Fragrances and Cosmetics
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

14 - Jewelry and Watches
18 - Handbags and small leather goods
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

THAILAND	T30276TH00	10/7/2006	644129	10/6/2006	TM271680	REGISTERED	03
03 - Fragrances and Cosmetics

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

ANNE KLEIN NEW YORK continued...
THAILAND	T30276TH01	10/7/2006	644130	3/25/2009	TM295270	REGISTERED	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

THAILAND	T30276TH02	10/7/2006	644131	1/8/2008	274198	REGISTERED	14
14 - Jewelry and Watches
THAILAND	T30276TH03	10/7/2006	644132	10/24/2007	644132	REGISTERED	18
18 - Handbags and small leather goods
THAILAND	T30276TH04	10/7/2006	644133	11/6/2006	644133	REGISTERED	25
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

TURKEY	T30276TR01	1/18/2006	2007001527	1/18/2007	2007001527	REGISTERED	18,25,35
							3,9
18 - Leather goods
25 - Clothing, footwear
35 - Advertsing and business services
3 -
9 -
UNITED ARAB EMR	T30276AE00	10/30/2006	86813	3/3/2008	86672	REGISTERED	03
03 - Fragrances and Cosmetics
UNITED ARAB EMR	T30276AE01	10/30/2006	86815	3/2/2008	86664	REGISTERED	09
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

UNITED ARAB EMR	T30276AE02	10/30/2006	86817	3/2/2008	8655	REGISTERED	14
14 - Jewelry and Watches
UNITED ARAB EMR	T30276AE03	10/30/2006	86819	92898		REGISTERED	18
18 - handbags, small leather goods, namely wallets, coin purses and key cases
UNITED ARAB EMR	T30276AE04	10/30/2006	86820	3/2/2008	89637	REGISTERED	25
25 - Belts, blouses, camisoles, coats, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

ANNE KLEIN NEW YORK in Chinese characters

CHINA	T30372CN09	9/22/2006	5630216	6/29/2010	5630216	REGISTERED	35
35 -
CHINA	T30372CN20	9/22/2006	5624546	3/28/2010	5624546	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

ANNE KLEIN NEW YORK Logo

CHINA	118519	11/8/2002	3363268	3/28/2008	3363268	REGISTERED	25
25 - CLOTHING, FOOTWEAR, HEADGEAR, BABIES PANTS, SWIMMING SUITS, RAINCOATS, CLOTHING FOR OPERAS, SOCCER SHOES, SOCKS, GLOVES, NECKTIES, BELTS (CLOTHING), CHASUBLES

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ANNE KLEIN NEW YORK Logo continued...
CHINA	T30394CN02	9/7/2006	5591463	4/28/2010	5591463	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments; watches, clocks, table clocks and parts thereof

CHINA	T30394CN04	9/7/2006	5591464	6/28/2010	5591464	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

ANNE KLEIN, ANNE KLEIN II (series)

HONG KONG	118854	9/6/1997	12813/1997	9/6/1997	03102(A-B)/2000	REGISTERED	14
14 - Jewellery and watches.

BIG JONES

BENELUX	944	N/A	12/1/1989	0473540		REGISTERED	25
25 - Clothing, footwear, headgear.

CODE BLEU

CANADA	544	2/7/1994	747067	1/29/1999	TMA507305	REGISTERED	25
25 - All kinds of clothing, bags and cosmetics
CANADA	535	0523834	1/31/1986	310964		REGISTERED	25
25 - Young men’s sportswear, namely shirts, pants, and jackets
CHINA	566	N/A	11/28/1996	905278		REGISTERED	25
25 - Men’s, women’s and children’s jeans, shorts, jackets, skirts, vest shirts, and other clothing , garters, sock suspenders, braces, bands, belts, footwear, special sporting and gymnastic footwear, polo shirts, jogging suits, coats, warm-up suits, hats, neckties, scarves, jumpsuits, sweaters, pajamas, nightshirts and robes, women’’s and girls dresses, skirts blouses. jumpers, nightgowns, intimate apparel, panties, bras, petticoats,slips,half-slips, camisoles, chemises, teddies, garter belts, garters, girdles, pantaloons, tap pants, tank tops, pantyhose, leotards.leggings, tights, men’s and boy’s underwear, briefs and boxer shorts,

FEDERATION OF	574	11/18/1994	n/a	11/18/1994	137421	REGISTERED	25
25 - Clothing, footwear, headgear.
INDIA	T00035IN00	1/18/2006	1414967	8/8/2008	1414967	REGISTERED	25
25 - jeans
ITALY	539	8/11/1987	n/a	8/11/1987	508578	REGISTERED	25
25 - Clothing, footwear, headgear.
MEXICO	T00035MX01	6/15/2005	723191	6/15/2005	918766	REGISTERED	25
25 - Men’s, women’s and children’s jeans, shorts, jackets, skirts, vest shirts, and other clothing , garters, sock suspenders, braces, bands, belts, footwear, special sporting and gymnastic footwear, polo shirts, jogging suits, coats, warm-up suits, hats, neckties, scarves, jumpsuits, sweaters, pajamas, nightshirts and robes, women’’s and girls dresses, skirts blouses. jumpers, nightgowns, intimate apparel, panties, bras, petticoats,slips,half-slips, camisoles, chemises, teddies, garter belts, garters, girdles, pantaloons, tap pants, tank tops, pantyhose, leotards.leggings, tights, men’s and boy’s underwear, briefs and boxer shorts,

PANAMA	573	43409	11/18/1987	43409		REGISTERED	25
25 - Clothing, footwear, headgear.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CODE BLEU continued...
UNITED KINGDOM	580	12/8/1994	n/a		2004924	REGISTERED	.25
.25 - Men’s, women’s and children’s jeans, shorts, jackets, skirts, vest shirts, and other clothing , garters, sock suspenders, braces, bands, belts, footwear, special sporting and gymnastic footwear, polo shirts, jogging suits, coats, warm-up suits, hats, neckties, scarves, jumpsuits, sweaters, pajamas, nightshirts and robes, women’’s and girls dresses, skirts blouses. jumpers, nightgowns, intimate apparel, panties, bras, petticoats,slips,half-slips, camisoles, chemises, teddies, garter belts, garters, girdles, pantaloons, tap pants, tank tops, pantyhose, leotards.leggings, tights, men’s and boy’s underwear, briefs and boxer shorts,

CURRANTS

MEXICO	T30103MX02	1/22/2005	698532	11/22/2005	908843	REGISTERED	25
25 - Clothing, footwear and headgear, including shoes for women, men and children, slippers, football and golf shoes, shirts, blouses, skirts, pants, coats, vests, socks, dresses, suits, belts, lingerie, underwear, pajamas, t-shirts, hats, caps, ties, stockings, jerseys, sweaters, bathing suits, sweat pants and shirts, scarves, uniforms, robes

DESIGN STUDIO

MEXICO	T30121MX00	8/21/2002	562238	8/21/2002	764064	REGISTERED	14
14 - Jewelry

E.P.S. EVAN PICONE SPORT (STYLIZED)

DENMARK	80	3/30/1990	2653/90	12/17/1993	VR 85921993	REGISTERED	25
25 - Clothing, footwear, headgear.
HONG KONG	161	8/6/1990	6400/90	1/28/1993	B00385/93	REGISTERED	25
25 - Clothing, footwear, headgear.

E.P.S. EVAN-PICONE SPORT with Design

MEXICO	190	7/11/1991	n/a	7/11/1991	409905	REGISTERED	25
25 - Clothing, footwear, headgear.
NORWAY	173	2/21/1990	900987	9/19/1991	146961	REGISTERED	25
25 - Clothing for women, namely skirts, pants, shorts, tops, jackets and knitwear, namely sweaters, shirts and skirts.
PORTUGAL	259	3/23/1990	263036 N	9/7/1992	263036	REGISTERED	25
25 - Clothing; namely women’s skirts, pants, shorts, tops, jackets, and knitwear — namely, sweaters, shirts and skirts
SOUTH KOREA	195		3425/1990	6/19/1991	215411	REGISTERED	45
45 - Clothing, namely, women’s skirts, pants, shorts, tops, jackets and knitwear, namely sweaters, white shirts and skirts, socks and hats and caps.

ENCORE

UNITED KINGDOM	T30016GB00	3/21/1986	1263120	3/21/1986	1263120	REGISTERED	14
14 - Jewelry

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

ERIKA

BERMUDA	T30107BM00	5/6/2002	34226	12/6/2002	34226	REGISTERED	25
25 - CLOTHING, NAMELY, DRESSES, ACRYLIC SWEATERS AND PULLOVERS, INDIAN GAUZE TOPS, NYLON KNIT BLOUSES, DENIM PANTS, SKIRTS AND VESTS, T-SHIRTS, POLO SHIRTS, SWEATSHIRTS, SWEATPANTS, DENIM, SHORTS AND FOOTWEAR.

BERMUDA	T30107BM01	5/6/2002	34225	12/6/2002	34225	REGISTERED	18
18 - LUGGAGE, HANDBAGS, PURSES, ATTACHE CASES, BRIEFCASES,SCHOOL BAGS, TOTEBAGS, ALL PURPOSE SPORT TOTE BAGS, DUFFEL BAGS, BEACH BAGS, TRAVELLING TRUNKS AND VALISES, COSMETIC BAGS SOLD EMPTY, BRIEFCASE TYPE PORTFOLIOS, UMBRELLAS;
SMALL LEATHER GOODS, NAMELY CLUTCH PURSES, CIGARETTE CASES, LEATHER KEY FOBS AND LEATHER KEY CASES, CREDIT CARD CASES, COSMETIC CASES, CHANGE PURSES, WALLETS, EYEGLASS CASES, BUSINESS CARD CASES, PASSPORT CASES, AGENDA CASES AND LIPSTICK HOLDERS

CANADA	T30107CA00	10/1/1999	1031022	7/9/2001	TMA547874	REGISTERED	25
25 - Clothing, namely, acrylic sweaters and pullovers, indian gauze tops, nylon knit blouses, denim pants, skirts and vests, t-shirts, polo shirts, sweatshirts, swearpants, denim and shorts
CHILE	T30107CL00	12/10/2008	847750	9/21/2009	860907	REGISTERED	25
25 - apparel, footwear and headgear
EUROPEAN UNION	T30107EU00	10/29/2003	3465549	4/19/2005	3465549	REGISTERED	35,25
35 - retail store services
25 - Clothing
FEDERATION OF	T30107RU00	7/4/2005	2005716205	5/23/2007	326851	REGISTERED	25
25 - footwear
MEXICO	T30107MX08	12/16/2003	634527	1/29/2004	820151	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery

TAIWAN	T30107TW00	1/20/2004	93002857	10/1/2004	1121823	REGISTERED	25
25 - blouses, shirts, pullovers, sweaters, pants, shorts, skirts, dresses, vests, jackets, coats and shoes
THAILAND	T30107TH00	1/31/2005	580249	1/30/2005	Kor253231	REGISTERED	25
25 - “upper outer garments (not being inner or sports garments), inner upper garments, pants (not being inner sports pants), sport upper garments, inner pants, sport pants, underwear, sleepwear, dresses, suits, skirts, wristbands, scarfs, shawls, ties, gloves, socks, stockings, shoes (not being sport shoes), sports shoes, hats, headbands and belts”.

UNITED KINGDOM	T30107GB00	5/24/2002	2301390	5/24/2003	2301390A	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; trunks and travelling bags; luggage, handbags, purses, attache cases, briefcases, school bags, tote bags, all-purpose sport tote bags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags sold empty, briefcase-type portfolios; umbrellas, parasols and walking sticks; small leather goods, clutch purses, cigarette cases, leather key fobs and leather key cases, credit card cases, cosmetic cases, change purses, wallets, eyeglass cases, business card cases, agenda cases and lipstick holders.

25 - Clothing, dresses, acrylic sweaters and pullovers, Indian gauze tops, nylon knit blouses, denim pants and shorts, skirts, vests, T-shirts, polo shirts, sweatshirts, sweat pants, and footwear.

ERIKA & CO.

CANADA	T30103CA00	10/1/1999	1031023	7/9/2001	TMA547864	REGISTERED	25
25 - Knit and woven tshirts, etc.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

ERIKA COLLECTION

BERMUDA	T30108BM00	5/6/2002	34227	12/6/2002	34227	REGISTERED	18
18 - LUGGAGE, HANDBAGS, PURSES, ATTACHE CASES, BRIEFCASES,SCHOOL BAGS, TOTEBAGS, ALL PURPOSE SPORT TOTE BAGS, DUFFEL BAGS, BEACH BAGS, TRAVELLING TRUNKS AND VALISES, COSMETIC BAGS SOLD EMPTY, BRIEFCASE TYPE PORTFOLIOS, UMBRELLAS;

SMALL LEATHER GOODS, NAMELY CLUTCH PURSES, CIGARETTE CASES, LEATHER KEY FOBS AND LEATHER KEY CASES, CREDIT CARD CASES, COSMETIC CASES, CHANGE PURSES, WALLETS, EYEGLASS CASES, BUSINESS CARD CASES, PASSPORT CASES, AGENDA CASES AND LIPSTICK HOLDERS

BERMUDA	T30108BM01	5/7/2002	34228	12/6/2002	34228	REGISTERED	25
25 - CLOTHING, NAMELY, DRESSES, ACRYLIC SWEATERS AND PULLOVERS, INDIAN GAUZE TOPS, NYLON KNIT BLOUSES, DENIM PANTS, SKIRTS AND VESTS, T-SHIRTS, POLO SHIRTS, SWEATSHIRTS, SWEATPANTS, DENIM, SHORTS AND FOOTWEAR.

CANADA	T30108CA00	10/1/1999	1031025	7/9/2001	TMA547862	REGISTERED	25
25 - Clothing, namely, acrylic sweaters and pullovers, indian gauze tops, nylon knit blouses, denim pants, skirts and vests, t-shirts, polo shirts, sweatshirts, swearpants, denim and shorts
MEXICO	T30108MX01	12/16/2003	634530	1/29/2004	820152	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery

TAIWAN	T30108TW00	1/20/2004	93002858	10/1/2004	1121824	REGISTERED	25
25 - blouses, shirts, pullovers, sweaters, pants, shorts, skirts, dresses, vests, jackets, coats and shoes
UNITED KINGDOM	T30108GB00	5/24/2002	2301390	5/24/2003	2301390B	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; trunks and travelling bags; luggage, handbags, purses, attache cases, briefcases, school bags, tote bags, all-purpose sport tote bags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags sold empty, briefcase-type portfolios; umbrellas, parasols and walking sticks; small leather goods, clutch purses, cigarette cases, leather key fobs and leather key cases, credit card cases, cosmetic cases, change purses, wallets, eyeglass cases, business card cases, agenda cases and lipstick holders.

25 - Clothing, dresses, acrylic sweaters and pullovers, Indian gauze tops, nylon knit blouses, denim pants and shorts, skirts, vests, T-shirts, polo shirts, sweatshirts, sweat pants, and footwear.

ERIKA DRESSES

BERMUDA	T30107BM03	5/6/2002	34232	12/6/2002	34232	REGISTERED	25
25 - CLOTHING, NAMELY, DRESSES, ACRYLIC SWEATERS AND PULLOVERS, INDIAN GAUZE TOPS, NYLON KNIT BLOUSES, DENIM PANTS, SKIRTS AND VESTS, T-SHIRTS, POLO SHIRTS, SWEATSHIRTS, SWEATPANTS, DENIM, SHORTS AND FOOTWEAR.

BERMUDA	T30107BM05	5/7/2002	34231	12/6/2002	34231	REGISTERED	18
18 - LUGGAGE, HANDBAGS, PURSES, ATTACHE CASES, BRIEFCASES,SCHOOL BAGS, TOTEBAGS, ALL PURPOSE SPORT TOTE BAGS, DUFFEL BAGS, BEACH BAGS, TRAVELLING TRUNKS AND VALISES, COSMETIC BAGS SOLD EMPTY, BRIEFCASE TYPE PORTFOLIOS, UMBRELLAS;

SMALL LEATHER GOODS, NAMELY CLUTCH PURSES, CIGARETTE CASES, LEATHER KEY FOBS AND LEATHER KEY CASES, CREDIT CARD CASES, COSMETIC CASES, CHANGE PURSES, WALLETS, EYEGLASS CASES, BUSINESS CARD CASES, PASSPORT CASES, AGENDA CASES AND LIPSTICK HOLDERS

CANADA	T30107CA05	5/20/2002	1141492	11/25/2003	TMA595546	REGISTERED	25
25 - Dresses
MEXICO	T30107MX06	12/16/2003	634533	1/29/2004	820154	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

ERIKA DRESSES continued

UNITED KINGDOM	T30107GB02	5/24/2002	2301390	5/24/2003	2301390D	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; trunks and travelling bags; luggage, handbags, purses, attache cases, briefcases, school bags, tote bags, all-purpose sport tote bags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags sold empty, briefcase-type portfolios; umbrellas, parasols and walking sticks; small leather goods, clutch purses, cigarette cases, leather key fobs and leather key cases, credit card cases, cosmetic cases, change purses, wallets, eyeglass cases, business card cases, agenda cases and lipstick holders.

25 - Clothing, dresses, acrylic sweaters and pullovers, Indian gauze tops, nylon knit blouses, denim pants and shorts, skirts, vests, T-shirts, polo shirts, sweatshirts, sweat pants, and footwear.

ERIKA II & CO.

CANADA	T30107CA03	10/1/1999	1031024	7/9/2001	TMA547863	REGISTERED	25
25 - Knit and woven tshirts, blouses, sweaters, pants, shorts, and skirts

ERIKA SPORT

BERMUDA	T30107BM04	5/6/2002	34230	12/6/2002	34230	REGISTERED	25
25 - CLOTHING, NAMELY, DRESSES, ACRYLIC SWEATERS AND PULLOVERS, INDIAN GAUZE TOPS, NYLON KNIT BLOUSES, DENIM PANTS, SKIRTS AND VESTS, T-SHIRTS, POLO SHIRTS, SWEATSHIRTS, SWEATPANTS, DENIM, SHORTS AND FOOTWEAR.

BERMUDA	T30107BM06	5/7/2002	34229	12/6/2002	34229	REGISTERED	18
18 - LUGGAGE, HANDBAGS, PURSES, ATTACHE CASES, BRIEFCASES,SCHOOL BAGS, TOTEBAGS, ALL PURPOSE SPORT TOTE BAGS, DUFFEL BAGS, BEACH BAGS, TRAVELLING TRUNKS AND VALISES, COSMETIC BAGS SOLD EMPTY, BRIEFCASE TYPE PORTFOLIOS, UMBRELLAS;

SMALL LEATHER GOODS, NAMELY CLUTCH PURSES, CIGARETTE CASES, LEATHER KEY FOBS AND LEATHER KEY CASES, CREDIT CARD CASES, COSMETIC CASES, CHANGE PURSES, WALLETS, EYEGLASS CASES, BUSINESS CARD CASES, PASSPORT CASES, AGENDA CASES AND LIPSTICK HOLDERS

CANADA	T30107CA04	5/21/2002	1141493	11/25/2003	TMA595619	REGISTERED	25
25 - Clothing, namely, acrylic sweaters and pullovers, indian gauze tops, nylon knit blouses, denim pants, skirts and vests, t-shirts, polo shirts, sweatshirts, swearpants, denim and shorts
MEXICO	T30107MX05	12/16/2003	634532	1/29/2004	820153	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery

UNITED KINGDOM	T30107GB03	5/24/2002	2301390	5/24/2003	2301390C	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; trunks and travelling bags; luggage, handbags, purses, attache cases, briefcases, school bags, tote bags, all-purpose sport tote bags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags sold empty, briefcase-type portfolios; umbrellas, parasols and walking sticks; small leather goods, clutch purses, cigarette cases, leather key fobs and leather key cases, credit card cases, cosmetic cases, change purses, wallets, eyeglass cases, business card cases, agenda cases and lipstick holders.

25 - Clothing, dresses, acrylic sweaters and pullovers, Indian gauze tops, nylon knit blouses, denim pants and shorts, skirts, vests, T-shirts, polo shirts, sweatshirts, sweat pants, and footwear.

EVAN PICONE SPORT (STYLIZED)

NORWAY	172	1/16/1991	91.0365	6/17/1993	157086	REGISTERED	25
25 - Clothing, footwear, headgear.

Owner Trademark Image	Printed: 4/7/2011 Page 55

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EVAN-PICONE

ARGENTINA	4	2/27/2003	2415010	4/4/2004	1972785	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

ARGENTINA	T00066AR02	9/17/2003	2448742	1/25/2005	2007349	REGISTERED	25
25 - Clothing, footwear, headgear.
AUSTRALIA	6	2/21/1983	387704	1/30/1986	387704	REGISTERED	25
25 - All goods in Class 25, excluding boots, shoes, slippers and sandles. Agent Acknowledged inst. to renew 10/7/03
AUSTRALIA	5	6/20/1990	536,530	8/20/1992	A536530	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

AUSTRIA	3	9/10/1968	AM2183/68	11/22/1968	63189	REGISTERED	18,25
18 - hosiery, woven and knitted clothing, body linen, table linen, bed linen, corsets, neckties, braces, gloves Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 -
BAHAMAS	13	11/10/1983	11,115	11/21/1983	11,115	REGISTERED	38
38 - Clothing, footwear, headgear.
BENELUX	24	6/13/1979	302303	4/2/1980	361399	REGISTERED	25
25 - Clothing.
BENELUX	315	6/27/1990	748249	6/27/1990	483669	REGISTERED	18,9,16
18 -
Leather and imitations of leather, goods made of these materials and not included in other classes. luggage, handbags, purses, attache cases, briefcases, business and credit card cases, checkbook covers, school bags, totebags, sport totebags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags, key fobs and key cases.

Sacks and bags (not included in other classes)
9 - Cases especially made for photographic equipment.
16 - passport cases,
BENELUX	23	6/5/1981	302554	3/12/1982	0375161	REGISTERED	4,8,14
							21
4 - Fragrance candles; manicure implements; fragrance decanters; cosmetic implements such as eyebrow pencils and lip brushes.
8 -
14 - jewelry, particularly jewelry containing perfume,
21 -
BOLIVIA	27	7/24/2002	SM-2275-02	12/18/2003	91979	REGISTERED	25
25 - Dry goods, corsets, dresses, hats, shirts, collars and cuffs.
BRAZIL	29	1/16/1995	818293160	10/11/2005	818293160	REGISTERED	25
25 - Clothing, footwear, headgear.
BRAZIL	T00066BR02	9/28/2001	824094573	4/17/2007	824094573	REGISTERED	14
14 -
BRAZIL	T00066BR03		827509286	12/18/2007	827509286	REGISTERED	18
18 -
BRITISH VIRGIN	31	12/15/1983	696	8/21/1984	2038	REGISTERED	25
25 - Clothing, footwear, headgear.
BRUNEI	32	9/17/1981	28,613	9/14/1981	11766	REGISTERED	25
25 - Articles of clothing, including boots, shoes and slipppers

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

EVAN-PICONE continued
CANADA	38	8/29/1968	315,676	10/9/1970	171879	REGISTERED	25
25 - (1) Women’s and misses’ sportswear, namely, women’s and misses skirts, slacks, shorts and sweaters. (2) Skirts, suits, slacks, shorts, blouses, dresses, coats, for women and misses. (3) Eyeglass frames

CHILE	39	11/8/2001	548801	2/14/2002	622509	REGISTERED	25
25 - Clothing, footwear, headgear.
CHILE	40	1/28/2002	556936	6/27/2002	634288	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
CHILE	42	12/7/2000	510620	3/28/2001	593287	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

CHINA	104	10/19/1990	90043284	10/30/1991	570247	REGISTERED	25
25 - Clothing, footwear, headgear.
CHINA	59	10/17/1990	90041985	10/10/1991	567984	REGISTERED	18
18 - Luggage, Hand Bags, Purses, Attache Cases, Briefcases, Camera Bags, Business and Credit Card Cases, Passport Cases, Wallets, Checkbook Covers, School Bags, Totebags, SPort Tote Bags, Duffel Bags, Beach Bags, Travelling Trunks and Valises, Cosmetic Bags, Portfolios, Key Fobs, Key Cases.

CHINA	T00066CN02	10/19/2001	2001194218	2/7/2003	1970051	REGISTERED	3
3 - Perfume and cosmetics
COLOMBIA	75		N/A	1/22/1985	107180	REGISTERED	25
25 - Clothing, including boots, shoes, and slippers.
COLOMBIA	74	5/22/1990	322439	5/31/1994	166150	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

COLOMBIA	72	5/22/1990	322440	5/30/1994	166155	REGISTERED	9
9 - Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signaling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines and data processing equipment; fire-extinguishing apparatus.

COLOMBIA	73	4/22/1994	324235	2/28/1994	153501	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
COSTA RICA	86		N/A	8/29/1991	76883	REGISTERED	18
18 - Luggage, handbags, purses, attache cases, briefcases, camera bags, business and credit card cases, passport cases, wallets, checkbook covers, schoolbags, tote bags, sport tote bags, duffel bags, beach bags, travellling trunks and valises, cosmetic bags (sold empty), portfolios, key fobs and key cases.

COSTA RICA	84	2/22/1982	025946	7/15/1982	61037	REGISTERED	25
25 - Clothing for women and misses, namely skirts, suits, slacks, shorts, blouses, dresses, coats, sweaters, scarves, vests, jackets, camisoles, knickers, culottes, hosiery, footwear, robes and nightgowns; tailored clothing for men, namely suits, slacks, jackets, pants, shorts and sportscoats; mens’ sportswear, namely outer jackets, sweaters, shirts, casual slacks, jeans, shorts, knit pants and knit tops; and men’s dress shirts and neckwear and activewear for men and women, namely sweatshirts, jogging suits, running shorts, warm-up jackets, tennis shorts and shirts, racquetball outfits, crew shirts and baseball jackets.

CZECH REPUBLIC	89	10/24/1981	None	10/24/1981	165195	REGISTERED	25
25 - Skirts, suits, slacks, shorts, blouses, dresses, coats for women and misses.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EVAN-PICONE continued
DENMARK	81	8/5/1981	3243/81	1/29/1982	463-1982	REGISTERED	3,4,14
							21
3 - Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery, essential oils, cosmetics, hair lotions; dentifrices.
Industrial oils and greases; lubricants; dust absorbing, wetting and binding compositions; fuels (including motor spirit) and illuminants; candles, wicks.
Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
Household or kitchen utensils and containers (not of precious metal or coated therewith); combs and sponges; brushes (except paint brushes); brush-making materials; articles for cleaning purposes; steelwool; unworked or semi-worked glass (except glass used in building); glassware, porcelain and earthenware not included in other classes.

4 -
14 -
21 -
DENMARK	79	10/19/1990	8026/1990	9/20/1991	VR 06.185-1991	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

DENMARK	83	9/6/1968	3.366/68	2/28/1969	VR 617-1969	REGISTERED	25
25 - Sportswear for women and girls, especially skirts, slacks, shorts and sweaters
DOMINICAN	105	10/18/1994	40376	1/15/1995	76029	REGISTERED	44
44 - All goods in local class 44, especially hosiery
ECUADOR	107	10/2/1996	33633	11/5/1991	2831	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

ECUADOR	106	3/23/1987	7826	5/20/1988	1194-88	REGISTERED	25
25 - Clothing, footwear, headgear.
EGYPT	108	8/15/1990	77892	8/15/1990	77892	REGISTERED	25
25 - Clothing for women and misses, namely skirts, suits, slacks, blouses, dresses, coats, sweaters, scarves, vests, jackets, hosiery, sleepwear, footwear; clothing for men, namely, suits, slacks, jackes, pants, shirts, sweaters and neckwear

EUROPEAN UNION	405	4/1/1996	76489	4/1/1996	76489	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

Clothing, footwear, headgear.
18 -
25 -
EUROPEAN UNION	T00066EU01	10/29/2003	3465606	8/2/2005	3465606	REGISTERED	9,35
9 - Scientific, nautical, surveying, photographic, cinematographic, optical, weighing, measuring, signalling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus and instruments for conducting, switching, transforming, accumulating, regulating or controlling electricity; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus.

35 - Advertising; business management; business administration; office functions.
FEDERATION OF	239	1/30/1991	130986	1/30/1991	98611	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

Clothing, footwear, headgear.
25 - Clothing for Men and Women
FINLAND	109	8/9/1990	4070-90	3/20/1992	117824	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

FRANCE	113	2/7/1989	108,575	2/7/1989	1,513,133	REGISTERED	N/A
N/A — Clothing, footwear, headgear.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EVAN-PICONE continued
FRANCE	115	7/27/1990	228989	7/27/1990	1606568	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

GERMANY	150	8/16/1990	P 39 931/18 W	6/3/1991	1177165	REGISTERED	18
18 - Leather and imitations of leather, goods made of leather and leather imitations, namely bags and other, not to the included items adapted containers and small leather goods, especially purses, wallets, key cases, hides and skins, trunks and suitcases, umbrellas, parasols and walking sticks, whips, harness and saddlery

GERMANY	151	7/27/1990	W62373	4/28/1992	DD651100	REGISTERED	18,25
18 - Leather and imitations of leather, goods made of leather and leather imitations, namely bags and other, not to the included items adapted containers and small leather goods, especially purses, wallets, key cases, hides and skins, trunks and suitcases, umbrellas, parasols and walking sticks, whips, harness and saddlery

25 - clothing, footwear, headgear
GERMANY	152	12/3/1981	P28884/3Wz	3/1/1985	1074359	REGISTERED	25
25 - Clothing for women and misses (including woven and knitted clothing): skirts, jackets, slacks, shorts, blouses, dresses, scarves, vests, camisoles, culottes, hosiery, nightgowns, sweaters and coats, mens’ clothing (including woven and knitted clothing): suits, slacks, pants, jackets, coats and overcoats, sportswear, sweaters, jeans, shirts and shorts.

GERMANY	153	9/5/1968	E13684	9/5/1968	874 593	REGISTERED	25
25 - Clothing (outerwear) for ladies, inclluding knitted clothing.
GREECE	155	10/26/1981	100400	9/21/1984	70,142	REGISTERED	4,14,25
4 - Candles and particularly fragrant candles. Articles from precious metals and amalgams of same; jewelry and particularly jewelry containing perfumes or cosmetics. Clothing.
14 -
25 -
GREECE	156	8/23/1990	100400	8/23/1990	100400	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

GUATEMALA	157	3/5/1982	74203	10/17/1983	45196/371/105	REGISTERED	25
25 - Skirts, suits, slacks, sports clothes, shorts, blouses, womens suits, womens and misses dresses.
HONG KONG	162	9/1/1990	7223/90	7/7/1992	2716/92	REGISTERED	18
18 - Articles of luggage, handbags, purses, attache cases; briefcases, business and credit card cases, passport cases, wallets, checkbook covers, school bags, totebags, sport tote bags, duffel bags, beach bags; travelling trunks and valises, cosmetic bags, key fobs and key cases; all of leather and all included in Class 18.

HONG KONG	163	8/6/1990	6402/90	8/6/1990	5049/95	REGISTERED	25
25 - Clothing, footwear, headgear.
HUNGARY	164	7/19/1990	2841/90	12/18/1991	140002	REGISTERED	18,25
18 - Luggage, handbags, purses, attache cases, briefcases, camera bags, business and credit cards cases, passport cases, wallets, check book covers, school bags, tote bags, sport tote bags, duffel bags, beach bags, travelling travel and valises, cosmetic bags, portfolios, key fobs an key cases.

Clothing, footwear, headgear.
25 -
ICELAND	219	1/17/1991	46/1991	4/26/1991	502/1991	REGISTERED	25
25 - Clothing, footwear, headgear.
INDIA	T00066IN02	9/20/2002	1135224	7/24/2006	1135224	REGISTERED	25
25 - Clothing, footwear, headgear
INDONESIA	217	1/3/1991	287821	2/13/1993	287821	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

Clothing, footwear, headgear.
25 -
IRELAND	209	7/24/1981	2132/81	9/18/1986	B115625	REGISTERED	25
25 - Clothing, footwear, headgear.
ISRAEL	213	12/30/1981	53484	3/3/1986	53484	REGISTERED	25
25 - Clothing, footwear, headgear.

Owner Trademark Image	Printed: 4/7/2011 Page 59

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EVAN-PICONE continued
ISRAEL	210	8/17/1990	77277	3/10/1994	77277	REGISTERED	18
18 - Luggage, handbags, purses, attache cases, briefcases, camera bag, business and credit card cases, passport cases, wallets, checkbook covers, school bags, totebags, sport tote bags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags, portfolios, key fobs and key cases all included in class 18.

ITALY	215	8/1/1990	49577-C/90	2/15/1993	898596	REGISTERED	18
18 - Luggage, handbags, purses, attache cases, briefcases, camera bags, business and credit card cases, passport cases, wallets, checkbook covers, school bags, totebags, sport totebags, duffel bags, beach bags, travelling trunks and calieses, cosmetic bags, portfolios, key fobs and key cases.

ITALY	207	2/19/1982	39928-C/82	3/10/1986	411614	REGISTERED	3,4,14
3 - Men’s and women’s fragrances, including emulsions, lotions, creams, moisturizers, astringent cleaners, toners, masques, skin care, cosmetics, including nail products, such as nail enamels, nail hardener, nail mending kits, base coat, top coat, cuticle creams, cuticle remover, nail enamel remover; lip products, namely lip gloss, lipstick, lipstick brushes, lip color pencils, eye products, namely eye shadow, eye creams, mascara, mascara remover, eye liner, eyebrow pencils; make-up products, namely theatrical make-up, blush, rouge (cream and powder), cream make-up liquid make-up, pressed powder compacts, loose powder, powder puffs, refills for powder compacts, cover concealer; toiletries, including talcum powder, shaving foam, after shave lotions, moisturizers, hair preparations, perfumed bath oils, bath powders; cosmetic-contained jewelry items, including bracelets, rings, and necklace lockets containing creme perfumes, powder compacts and perfume compacts; bath and related personal health and beauty care items, including soaps, shampoos, deodorants, hair conditioners, hair thickeners, and specialty gift items, including pomanders, fragrance decanters and fragrance candles.

4 -
14 -
ITALY	212	10/24/2003	rm2001c005101		687031	REGISTERED	25
25 - Clothing, footwear, headgear.
JAPAN	128	3/13/1964	10575/1964	12/21/1965	693332	REGISTERED	17
17 - Clothing, personal articles made of cloth, bedding.
JAPAN	118	8/9/1985	81731/1985	8/29/1988	2072870	REGISTERED	22
22 - Footwear (excluding special sporting and gymnastic footwear), umbrellas and parasols, canes, their parts and accessories.
JAPAN	123	7/27/1995	25007/1993	2/29/1996	3124092	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

JAPAN	124	8/9/1985	81732/1985	8/29/1988	2071083	REGISTERED	9,14
9 - Eyewaer.
14 - Watches
JORDAN	205	7/29/1982	18781	7/29/1989	18781	REGISTERED	25
25 - Clothing, footwear, headgear.
MALAYA	198	9/17/1981	M/92240	8/17/1988	M/92240	REGISTERED	25
25 - Articles of clothing, including boots, shoes and slippers included in Class 25.
MALAYSIA	199	7/12/1990	n/a	7/12/1990	90/04425	REGISTERED	18
18 - Luggage, handbags, purses, attache cases, briefcases, camera bags, business and credit card cases, passport cases, wallets, checkbook covers, school bags, totebags, sport tote bags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags, portfolios, key fobs and key cases; all being articles made from leather and imitation of leather included in Class 18.

MALAYSIA	T00066MY01		N/A	9/17/1992	M092240	REGISTERED	25
25 -
MEXICO	182		N/A	7/11/1991	472357	REGISTERED	25
25 - shoes
MEXICO	T00066MX03	3/17/2005	707984	3/17/2005	905097	REGISTERED	18
18 - Handbags and small leather goods
NETHERLANDS	177	10/5/2001	D3845	03316		REGISTERED	25
25 - All types of clothing and accessories including footwear.
NEW ZEALAND	178	9/9/1968	B87944	6/23/1970	87944	REGISTERED	25
25 - Clothing, footwear, headgear.
NORWAY	174	7/25/1990	903823	7/16/1992	151474	REGISTERED	18
18 - Articles of luggage, namely, handbags, purses, attache cases, briefcases, business-, credit-, and passport cases made of leather and imitation leather, wallets, checkbook covers, school bags, totebags, sport tote bags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags, portfolios and key cases.

Owner Trademark Image	Printed: 4/7/2011 Page 60

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EVAN-PICONE continued...
PANAMA	171	11/30/1983	034586	10/29/1984	034586	REGISTERED	25
25 - Clothing for Women and Misses, namely, skirts, suits, slacks, shorts, blouses, dresses, coats, sweaters, scarves, vests, jackets, camisoles, knickers, culottes, hosiery, footwear, robes and nightgowns; tailored clothing for men, namely, suits slacks, jackets, pants, shorts and sport coats; men’s sportswear, namely, outer jackets, sweaters, shirts, casual slacks, jeans, shorts, knit pants and knit tops; and men’s dress shirts and neckwear; and active wear for men and women, namely, sweatshirts, jogging suits, running shorts, warm-up jackets, tennis shorts and shirts, racquetball outfits, crew shirts and baseball jackets.

PANAMA	170	5/26/1981	002757	8/30/1983	27773	REGISTERED	25
25 - Clothing, footwear, headgear, skirts, suits, slacks, shorts, blouses, dresses, coats for Women and Misses
PANAMA	166	4/27/1992	060958	1/13/1994	060958	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

PARAGUAY	236	11/11/1992	18316	4/17/1995	176420	REGISTERED	25
25 - Clothing, footwear, headgear.
PERU	251	8/3/1990	173265	11/23/1990	88355	REGISTERED	18
18 - Luggage, handbags, purses, attache cases, briefcases, camera bags, business and credit card cases, passport cases, wallets, checkbook covers, school bags, totebags, sport tote bags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags, portfolios, key fobs and key cases.

PERU	248		249091	9/11/1994	81212	REGISTERED	25
25 - Clothing, footwear, headgear.
PHILIPPINES	256	4/11/1991	75569	11/10/1995	61992	REGISTERED	18
18 - Handbags and Accessories
PHILIPPINES	T00066PH03	11/8/2006	012148	12/24/2007	012148	REGISTERED	18
18 - Handbags and Accessories
PHILIPPINES	T00066PH04	9/30/2009	42009009928	7/22/2010	42009009928	REGISTERED	25
25 - Clothing for women and misses — namely, skirts, suits, slacks, blouses, dresses, coats, sweaters, scarves, vests, jackets, hosiery, footwear namely; shoes and slippers, tailored clothing for men, namely, suits, slacks, jackets, pants and neckwear

PHILIPPINES	T00066PH05	11/10/2009	500840	6/4/2010	500840	REGISTERED	18
18 - Luggage, handbags, purses, attache cases, briefcases, business and credit card cases, passport cases, wallets, school bags, tote
POLAND	257	12/31/1991	Z-104.534	4/29/1994	78017	REGISTERED	25
25 - Clothing, footwear, headgear.
PORTUGAL	233	N/A	1/10/1970	151072 Z		REGISTERED	25
25 - Clothing, footwear, headgear.
PORTUGAL	234	10/30/1990	n/a	12/28/1992	268546 F	REGISTERED	18
18 - Handbags, purses, brief cases, business and credit card cases, passport cases, wallets, checkbook covers and key cases.
ROMANIA	238	26086	1/20/1992	R 12472		REGISTERED	25
25 - Clothing, footwear, headgear.
SABAH	308	9/17/1981	28613	9/17/1981	S28613	REGISTERED	25
25 - Articles of clothing, including boots, shoes and slippers.
SARAWAK	309	9/25/1981	23816	9/25/1981	23816	REGISTERED	25
25 - Articles of clothing, including boots, shoes and slippers.
SAUDI ARABIA	242	7/21/1991	14099	2/8/1992	252/12	REGISTERED	25
25 - Clothing, footwear, headgear.
SERBIA AND	T00066CS00	10/25/1994	N/A		27753	REGISTERED	25
25 - Apparel
SINGAPORE	143	6/21/1983	3181/83	6/21/1983	B3181/83	REGISTERED	25
25 - Articles of sports clothing for women and girls.
SLOVAK REPUBLIC	243	10/24/1981	n/a	10/24/1981	165 195	REGISTERED	25
25 - Skirts, suits, slacks, shorts, blouses, dresses, coats for women and misses.
SPAIN	260	7/25/1990	n/a	7/25/1990	1582239	REGISTERED	18
18 - Luggage, handbags, purses, attache cases, briefcases, camera bags, business and credit card cases, passport cases, wallets, checkbook covers, school bags, totebags, sport tote bags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags, portfolios, key fobs and key cases.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EVAN-PICONE continued...
SPAIN	263	3/7/1983	1006137	3/7/1983	1006137	REGISTERED	25
25 - Clothing, footwear, headgear.
SWEDEN	266	8/7/1990	90-07238	3/27/1992	231924	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

SWITZERLAND	274	7/12/1990	5294/1990.9	9/9/1991	383956	REGISTERED	18
18 - handbags, pirses, attache cases, briefcases, camera bags, business and credit card cases, passport cases, wallets, checkbook covers, school bags, totebags, sport tote bags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags, portfolios, key fobs

SWITZERLAND	273	9/30/1988	6862 Ren. 236	9/30/1988	366921	REGISTERED	25
25 - Clothing, footwear, headgear.
TAIWAN	67	11/18/1982	37341/71	5/16/1983	211653	REGISTERED	44
44 - Clothes and articles of clothing not included in other classes and other commodities properly belonging to this class
TAIWAN	62	11/18/1982	37340/71	5/16/1983	211760	REGISTERED	48
48 - Boots, shoes. and other commodities properly belonging to this class
TAIWAN	65	7/16/1990	79-30890	4/1/1991	518930	REGISTERED	43
43 - Luggage, bags, handbags, purses, suitcases, briefcases, camera bags, pocket wallets,School bags, big hand bags, sport bags, camp bags, beach bags, traveling bags, make-up bags, brief bags and key bags

TAIWAN	64	12/7/1981	40777/70	7/1/1982	182270	REGISTERED	6
6 - Cosmetics, perfumes.covering emulsions, lotions, creams, moisturizers, toners, nail enamels, nail hardener, base coat, top coat, cuticle creams, cuticle remover, nail enamel remover, lip gloss, lipstick, lipstick brushes, lip color pencils, eye shadow, eye creams, mascara, mascara remover, eye liner, eye-brow pencils, theatrical make-up, liquid make-up, pressed poweder compacts, talcum powder, shaving foam, after shave lotions, moisturizers, hair preparations, perfumed bath oils, bath powders, and other commodities properly belonging in

TAIWAN	56	8/21/2002	91035901	5/6/2003	1043009	REGISTERED	05
05 - Deoderants not for personal use, medicated hair tonics and fragrance preparations
TAIWAN	63	8/21/2002	91035902	11/16/2003	1064806	REGISTERED	03
03 - Fragrances sprays for human bodies soaps, creams, lotions and creams, moisturizers, suntanning lotions and shampoos for human bodies; cosmetic products, namely, face and body powders, foudation, lipstick, lippencils, blush, eyeshadow, eyecream, eyeliner, mascara and eyebrow pencils.

TAIWAN	60	8/21/2002	91035900	6/1/2003	1045660	REGISTERED	14
14 - Precious metals, diamonds, jade, corral, crystals, agates, jewels, minerals not included in other classes, articles and imitations thereof covering braclets, rings and necklaces and other commodities properly belonging in this class.

THAILAND	279	7/16/1990	423525	7/16/1990	Kor118608	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

THAILAND	280	10/13/1981	120435	10/13/1981	46712	REGISTERED	25
25 - Clothing, footwear, headgear.
THAILAND	278	7/16/1990	423526	7/16/1990	Kor118607	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

TURKEY	284	11/9/1981	101556	11/9/1981	133760	REGISTERED	25
25 - Skirts, suits, slacks, shorts, blouses, dresses, coats for women and misses
UNITED KINGDOM	503		N/A	9/5/1968	B930527	REGISTERED	25
25 - Articles of sportswear and leisurewear; all included in Class 25.
UNITED KINGDOM	135	7/2/1990	1430027	7/2/1990	1430027	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

URUGUAY	304	8/10/1990	330050	5/27/1991	330050	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

URUGUAY	303	8/1/1984	270574	8/1/1984	178665	REGISTERED	25
25 - Clothing, footwear, headgear.
VENEZUELA	228	11/5/1980	8391	3/2/1984	107657	REGISTERED	21
21 - Fragrance decanters.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EVAN-PICONE continued...
VENEZUELA	227	4/30/1984	3516	5/16/1986	123508-F	REGISTERED	39
39 - Articles of clothing, hats and shoes.
VENEZUELA	231		22274-90	3/2/1984	107655	REGISTERED	03
03 - Fragrances and Cosmetics
VENEZUELA	223	11/5/1980	8390	3/2/1984	107656	REGISTERED	14
14 - Articles of jewelry.
VENEZUELA	T00066VE04		N/A	6/10/1994	234392	REGISTERED	18
18 - Handbags
VIETNAM	T00066VN00	2/15/1993	10651	2/15/1993	9124	REGISTERED	9,25
9 -
25 -

EVAN-PICONE (in Katakana)

JAPAN	129	9/11/1985	92421/1985	11/30/1988	2098661	REGISTERED	18,25
18 - Bags and the like, Pouches and the like, Vanity cases (not fitted).
25 - Belts for clothing
JAPAN	127		92422/1985	8/31/1989	2160081	REGISTERED	14,25
14 - Shoe ornaments
25 - Footwear
JAPAN	311	9/11/1985	92423/1985	8/31/1989	2166960	REGISTERED	9,14
9 - Spectacles
14 - Clockes and watches
JAPAN	122	7/28/1970	78709/70	9/12/1987	1298916	REGISTERED	17
17 - Skirts, slacks, shirts, coats and all other clothing, and all goods belonging to Class 17 (Japanese).

EVAN-PICONE in Chinese characters

CHINA	T30429CN04	8/3/2006	5519655	10/14/2009	5519655	REGISTERED	03
03 -

EVAN-PICONE SPORT

EUROPEAN UNION	406	4/1/1996	76414	4/1/1996	76414	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.

Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

Clothing, footwear, headgear.
18 -
25 -

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EVAN-PICONE SPORT (STYLIZED)

AUSTRIA	8	5/2/1991	AM 593/91	6/17/1991	136155	REGISTERED	25
25 - Clothing, footwear, headgear.
DENMARK	78	1/30/1991	VA 00.742/91	4/23/1993	02.974-1993	REGISTERED	25
25 - Sports clothes for women and young girls, especially skirts, slacks, shorts and sweaters
FINLAND	112	1/30/1991	508/91	9/21/1992	122114	REGISTERED	25
25 - Clothing, footwear, headgear. All goods.
HONG KONG	160	2/27/1991	1288/91	8/16/1995	B6941/95	REGISTERED	25
25 - Clothing, footwear, headgear.
ITALY	214	4/10/1991	RM91C/001323	12/16/1993	982425	REGISTERED	25
25 - Clothing, footwear, headgear.
JAPAN	313	1/8/1991	184/1991	12/26/1997	2723875	REGISTERED	17
17 - Clothing except clothing for athletic use, fabric apparel accessories, cloth-made personal except those belonging to other classes, bedclothes excluding beds.
JAPAN	132		185/1991	12/24/1993	2611455	REGISTERED	6,14
6 - Ferrules of metal for canes and walking sticks
14 - Shoe ornaments of precious metal
PORTUGAL	235	2/21/1991	n/a	2/3/1993	271 480 K	REGISTERED	25
25 - Clothing, footwear, headgear.
SINGAPORE	145	2/28/1991	128691	2/28/1991	128691	REGISTERED	25
25 - Articles of sportswear and leisurewear; footwear and headgear.
SINGAPORE	144	7/2/1990	474890	7/2/1990	474890	REGISTERED	18
18 - Handbags; purses; Attache cases; Brief cases; Bags (envelopes, pouches) of leather, for packaging; Card cases (note cases); cases, of leather or leatherboard; School bags; Beach bags; Bags (Game); Trunks (luggage); Travelling bags; Valises.

SOUTH KOREA	200		2188/1991	8/18/1992	247304	REGISTERED	45
45 - Clothing, personal ornaments, artificial flowers.
Western-Style Clothes: full dress, business suits, school uniform, work clothes, trousers, evening dress, suits, skirt, children’s clothing, overcoat, raincoat, mantle.
Korean-Style Clothes: “baji” (trousers), “jugori” (Korean jacket), “chima” (Korean skirt), “duramagi” (Korean overcoat), “dongjung” (neck band), “magoza” (Korean halfcoat), “baja” (Korean vest).
Sweaters, Shirts, Underwear, Pajamas: sweater, cardigan, vest, shirt, collar, cuffs, blouses, sport shirt, polo shirt, undershirt, pants, combination, chemise, slip, petticoat, corset, brassiere, bathing suit, bathing hat, nightgown, pajamas, negligee, night cloth, uniform.

Other Clothing: socks, “busuns” (Korean socks), “busun” cover, gloves (including rubber gloves, insulating rubber gloves and medical gloves), “mokdori” (Korean neck wrap), muffler, scarf, neckerchief, shawl, necktie, gaiters, apron, diaper, stockings.

Masks: welding mask, gas mask, dust-proof mask, sanitary mask.
Fireproof Clothes; Hats: hat, nightcap, helmet, “kwan” (old Korean hat), “manggun” (Korean headband), “nambawi” (Korean fur hat).
Evening dresses, overcoats, suits, jackets, blouses, sweaters, vests, pants, skirts, shorts, hats, scarves, stockings, socks, slips, undershirts and sleepwear.
SWEDEN	268	2/5/1991	91-01062	7/31/1992	238376	REGISTERED	25
25 - Clothing, footwear, headgear.
UNITED KINGDOM	136	3/5/1991	1457438	3/5/1991	1457438	REGISTERED	25
25 - Clothing, footwear, headgear.

EVAN-PICONE with Design

FINLAND	111	9/4/1968	3240/68	5/20/1970	56543	REGISTERED	25
25 - All goods in Class 25, especially women’s and misses’ skirts, slacks, shorts and sweaters.
INDONESIA	216	11/8/1990	287045	2/1/1993	287045	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EVAN-PICONE with Design continued . . .
JAPAN	139	8/9/1985	81735/1985	11/30/1988	2098660	REGISTERED	18,25
18 - Bags and the like, Pouches and the like, Vanity cases (not fitted).
25 - Belts for clothing
JAPAN	140	8/9/1985	81736/1985	1/23/1989	2107469	REGISTERED	25,18
25 - footwear
18 - umbrellas
JAPAN	138	8/9/1985	817737/1985	1/23/1989	2107470	REGISTERED	9,14
9 - eyewear
14 - Watches
JAPAN	120	8/9/1985	81738/1985	3/30/1988	2031842	REGISTERED	25
25 - Papers, stationery.
JAPAN	121	8/9/1985	81734/85	5/26/1988	2050604	REGISTERED	17
17 - Clothing (excluding special sporting and gymnastic clothing), fabric apparel accessories (excluding those belonging to other classes), bedding (excluding beds).
SOUTH AFRICA	245	9/9/1968	68/4042	9/9/1968	B68/4042	REGISTERED	25
25 - Clothing, footwear, headgear.

EXECUTIVE DRESS BY ALBERT NIPON

CANADA	118306	1/9/1984	514948	10/26/1984	TMA296418	REGISTERED	25
25 - Dresses.

FAMOUS MAKER

CANADA	589	12/9/1994	770738	1/29/1999	TMA507,402	REGISTERED	25
25 - Ladies’ clothing namely, blouses, knit tops, pants, skirts,sweaters, jackets, shells, shirts, coats, dresses and shorts.

Clothing, footwear, headgear.

FLEUR DE MER

CANADA	T30017CA00	4/27/1981	468,953	2/26/1982	266,979	REGISTERED	14
14 - Jewelry

Floating Swan Design
AUSTRALIA	T30124AU11			8/25/1984	A412805	REGISTERED	25
25 - Women’s sportswear, namely blouses, tops, sweaters, skirts, pants, jeans, shorts, bathing suits and accessories therefor.
NEW ZEALAND	T30124NZ07			8/2/1984	154184	REGISTERED	25
25 - Article of clothing for womaen and girls

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
GLASSTIQUE

CANADA	T30006CA00	7/29/1985	0546686	9/12/1986	318310	REGISTERED	14
14 - Jewelry. No class in Canada.
GLO
FEDERATION OF	T30124RU00	7/11/2005	2005716871	11/13/2006	316470	REGISTERED	18,25,35
18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
25 - pants, skirts, dresses, jackets, coats, blouses, shirts, hosiery, belts and footwear
35 - retail store services
TAIWAN	T30124TW00	11/10/2004	93052000	9/1/2005	1171309	REGISTERED	25
25 - socks, hosiery, panty hoses and stockings

GLO GIRL

CANADA	T30272CA01	5/3/2000	1057412	2/26/2003	576437	REGISTERED	003,009,014
003 - Personal care products namely shower gel, body wash, bath foam, body scrub, glitter gel, shampoo, conditioner, hair gel, body lotion, massage lotion, foot lotion, lip gloss, lip shine, body mist, perfume, nail polish; cosmetics, namely eye liner, eye shadow, lipstick, blush, mascara, and face powder;, body tattoos,

009 - sunglasses
014 - body jewellery, namely rings, bracelets, anklets, watches;
018 - bags, namely handbags, cosmetic cases and totebags.
025 - clothing, namely t-shirts, sweatshirts, hats, belts;
026 - hair accessories, namely hair clips, barrettes, brushes, combs; mirrors
CANADA	T30272CA03	12/5/2005	1281952	6/7/2007	TMA689233	REGISTERED	25
25 - Jeans, capris, shorts, jackets as articles of clothing, and knitwear namely sweaters, cardigans, pullovers and knitted scarves and

GLO GLORIA VANDERBILT

CANADA	T30125CA11		805852	1/22/1998	488037	REGISTERED	25
25 - Clothing, namely jackets, suits,vests, dresses, pants, blouses, skirts, shorts

GLO JEANS

AUSTRALIA	T30242AU00	5/31/2006	1116799	5/31/2006	1116799	REGISTERED	025
025 - Clothing including pants skirts, dresses, jackets coats, blouses, shirts, hosiery and belts
CANADA	T30242CA00	2/15/2010	1470914	12/9/2010	784615	REGISTERED	25
25 - Jeans, pants, capris, shorts, jackets, sweaters/knits

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
GLO JEANS continued . . .
CHINA	T30242CN00	10/15/2004	4312189	2/6/2009	4312189	REGISTERED	025
025 - pants, jeans, jumpsuits, shorts, shirts, sweaters, sweatshirts, jogginh suits, sport coats, blazers, coats, vests, jackets, t0shirts, overalls, swimsuits, socks, sleepwear, robes, footwear, blouses, skirts, dresses, hosiery, tights, stockings, briefs, bras, and panties

FEDERATION OF	T30242RU00	7/11/2005	2005716876	4/4/2007	323839	REGISTERED	18,25
18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
25 - pants, skirts, dresses, jackets, coats, blouses, shirts, hosiery, belts and footwear

GLO JEANS and Design

CANADA	T30313CA00	12/16/2005	1283209	7/10/2009	743250	REGISTERED	25
25 - Jeans, pants, capris, shorts, scooters, jackets and knitwear

GLORIA VANDERBILT

AUSTRALIA	T30124AU03		376293	6/2/1982	B376293	REGISTERED	18
18 - knapsacks and bags, namely, handbags, purses, carryalls, duffel bags, and cosmetic cases sold empty, umbrellas
AUSTRALIA	T30124AU07			4/15/1982	B374252	REGISTERED	25
25 - Clothing and all other goods in the class
AUSTRIA	T30124AT00			8/5/1991	136902	REGISTERED	24
24 - Home Furnishings
BRAZIL	T30124BR00		810059711	12/26/1984	810059711	REGISTERED	25
25 - Clothes and clothing accessories of common use; clothes and clothing axccessories for practice of sports; proffessional cloths and
BRAZIL	T30124BR11	7/24/2003	825729939	8/19/2008	825729939	REGISTERED	25
25 - FOOTWEAR, namely shoes, boots, sandals and slippers.
JAPAN	T30124JP00			2/26/1993	2505192	REGISTERED	24
24 - Home Furnishings bed and table covers, textiles not otherwise classififed
JAPAN	T30124JP01			11/30/1993	2598961	REGISTERED	24
24 - Home Furnishings
PUERTO RICO	T30124PR01	8/24/1984	25606	8/29/1984	25606	REGISTERED	25
25 - clothing and shoes
SWEDEN	T30124SE00			6/18/1993	249757	REGISTERED	24
24 - Home Furnishings
SWITZERLAND	T30124CH00			1/22/2001	390273	REGISTERED	24
24 - Home Furnishings
UNITED KINGDOM	T30124GB00		1453747	1/1/1998	1453747	REGISTERED	24,21,20
							27
24 - Bed sheets, duvet covers, pillow cases and shams, bedspreads, coverlets, curtains, quilts, placemats, table napkins, towels, oven gloves and chair pads; household and bed linen; bedroom textile fabrics, curtains, wall hangings, handkerchiefs; travelling rugs; all included

21 - Porcelain spice jars and racks therefor; wine glasses; household and kitchen utensils and containers; porcelain moulds; candlesticks; parts and fittings for all the aforesaid goods; brushes and combs, and cases therefor; flower and plant pots and holders; figurines and statuettes; all included in Class 21.

20 - Wood planters; boxes, cases and decorative boxes; baskets, trays, furniture, mirrors and picture frames; parts and fittings for all the aforesaid goods; wall plaques; works of art, figurines and statuettes; all included in Class 20.

27 - Wall hangings and wall paper; carpets and rugs; all included in Class 27.

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COUNTRY	REFERENCE#	FILED		APPL#	REGDT	REG#	STATUS	CLASSES
GLORIA VANDERBILT & Swan Design

AUSTRALIA	T30124AU00	8/15/1994	637840	8/14/1994	637840		REGISTERED	25
25 - men`s, women`s and children`s pants, jeans, jumpsuits, rompers, shorts, shirts, sweaters, sweatshirts, jogging suits, sportscoats, blazers, coats, vests, jackets, T-shirts, overalls, swimsuits, socks, sleepwear, robes, underwear, footwear, hats, scarves and gloves; women`s and girl`s blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, leotards, underwear, briefs and tops, bras and panties

BRAZIL	T30124BR06		817936327	12/31/1996	817936327		REGISTERED	25
25 - Clothes and clothing accessories of common use, active sportwear and professional use
CANADA	T30124CA04		761496	6/14/1996	459346		REGISTERED	25
25 - Men’s, women’s and children’s pants, jeans, jumpsuits, rompers, shorts, shirts, sweaters, sweatshirts, jogging suits, sportscoats, blazers, coats, vests, jackets, t-shirts, overalls, swimsuits, socks, sleepwear, robes, underwear; footwear; namely shoes, boots, slippers, sandals, sneakers, sports shoes, dress shoes and casual shoes; hats, scarves and gloves; women’s and girl’s blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, leotards, underwear; briefs and tops, bras and panties.

NEW ZEALAND	T30124NZ09			8/8/1994	239745		REGISTERED	25
25 - clothing
PUERTO RICO	T30124PR02			10/19/1994	35344		REGISTERED	25
25 - clothing and shoes

GLORIA VANDERBILT (Signature)

BRAZIL	T30124BR05		811054780	3/27/1984	811054780		REGISTERED	14
14 - Jewels and their imitations
NEW ZEALAND	T30124NZ00			9/30/1985	141305		REGISTERED	25
25 - Article of clothing for womaen and girls
NEW ZEALAND	T30124NZ01			6/3/1982	142596		REGISTERED	14
14 - watches and jewelry
NEW ZEALAND	T30124NZ02			6/3/1982	142597		REGISTERED	18
18 - Umbrellas, wallets, and bags in this class including travel bags, knapsacks, duffle bags, scool bags, handbags, gym bags and brief

GLORIA VANDERBILT and Swan Design

BRAZIL	T30124BR02		810665565	5/9/1989	810665565		REGISTERED	25
25 - Clothes and clothing accessories of common use, active sportwear and professional use

GLORIA VANDERBILT Signature

AUSTRALIA	T30125AU00		336158	8/3/1979	A336158		REGISTERED	25
25 - clothing
AUSTRALIA	T30125AU01			6/2/1982	A376292		REGISTERED	18
18 - LEATHER AND IMMITATIONS OF LEATHER, AND ARTICLES MADE FROM THESE MATERIALS
CANADA	T30125CA13	7/24/1979	0442469	2/17/1984	288070		REGISTERED	18,25
18 - Cosmentic bags, cases, purses and travel accessories
25 - Wearing apparel, namely, pants, jeans, trousers, slacks, suits, shorts, skirts, shirts, blouses, sportswear, sweaters, sports jackets.
(2) Hosiery, tights, pantyhose, body suits, leg warmers, stockings and socks

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
GRANE

CHINA	T30286CN01	12/24/2008	7130463	10/21/2010	7130463	REGISTERED	18
18 - handbags, satchels, shoulder bags, duffle bags, backpacks, clutches, totes, small leather goods (wallets, key cases, cosmetic cases sold empty, purses, checkbook holders) and similar goods made of other fabrications.

JEANSTAR
AUSTRALIA	T30200AU00	11/1/2004	1027730	11/1/2004	1027730	REGISTERED	025
025 - pants, jeans, jumpsuits, shorts, shirts, sweaters, sweatshirts, jogging suits, sports coats, blazers, coats, vests, jackets, T-shirts, overalls, swimsuits, socks, sleepwear, robes, footwear, blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, briefs, bras and

CHINA	T30200CN00	10/28/2004	4333543	8/7/2008	4333543	REGISTERED	025
025 - Class 25 - pants, jeans, jumpsuits, shorts, shirts, sweaters, sweatshirts, jogging suits, sports coats, blazers, coats, vests, jackets, T-shirts, overalls, swimsuits, socks, sleepwear, robes, footwear, blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, briefs, bras

EUROPEAN UNION	T30200EU00	11/9/2004	4114401	1/24/2006	4114401	REGISTERED	025
025 - pants, jeans, jumpsuits, shorts, shirts, sweaters, sweatshirts, jogging suits, sports coats, blazers, coats, vests, jackets, T-shirts, overalls, swimsuits, socks, sleepwear, robes, footwear, blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, briefs, bras and

FEDERATION OF	T30200RU00	7/5/2005	2005716206	3/5/2007	322087	REGISTERED	18,25
18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
25 - pants, skirts, dresses, jackets, coats, blouses, shirts, hosiery, belts and footwear
HONG KONG	T30200HK00	11/1/2004	300311039	11/1/2004	300311039	REGISTERED	025
025 - Class 25 - pants, jeans, jumpsuits, shorts, shirts, sweaters, sweatshirts, jogging suits, sports coats, blazers, coats, vests, jackets, T-shirts, overalls, swimsuits, socks, sleepwear, robes, footwear, blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, briefs, bras

TAIWAN	T30200TW00	11/2/2004	93050591	8/1/2005	1166823	REGISTERED	025
025 - Class 25 - pants, jeans, jumpsuits, shorts, shirts, sweaters, sweatshirts, jogging suits, sports coats, blazers, coats, vests, jackets, T-shirts, overalls, swimsuits, socks, sleepwear, robes, footwear, blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, briefs, bras

JEANSTAR and Design
CANADA	T30124CA05	3/31/1999	1010575	9/23/2002	567821	REGISTERED	25
25 - Women’s and chidren’s pants, jeans, jumpsuits, shorts, shirts, sweaters, vests, jackets, t-shirts, overalls, swimsuits, socks and underwear; and Womens’ and Girls’ blouses, skirts, dresses, hoisery, pantyhose, tights, stockings, underwear, namely briefs and tops, bras and panties, hats scarves, gloves and footwear namely shoes, boots and sandals.

JJ & Design
CANADA	T30043CA00	9/7/2000	1074053	3/24/2004	TMA606133	REGISTERED	14,18,25
14 - JEWELRY; WATCHES AND BELTS; HANDBAGS AND PURSES
18 -
25 -

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JJ and DEVICE

THAILAND	T30045TH00	11/9/1988	373337	11/9/1988	Kor 897545	REGISTERED	14
14 - GOLD AND SILVER JEWELRY

JNY

BENELUX	434	8/22/1990	n/a	8/22/1990	484316	REGISTERED	25
25 - Women’s T-shirts, sweaters, shorts, shirts, jackets, pullon pants blouses, vests.
CANADA	T00094CA00	2/19/2004	1206861	9/8/2005	TMA647,603	REGISTERED	25
25 - Clothing, namely, dresses, skirts, pants, shorts, tops, shirts, blouses, sweaters, tops, jumpsuits, jackets and coats
CHINA	T00094CN00	3/13/2008	6594628	7/7/2010	6594628	REGISTERED	26
26 - Buttons; snaps; zipper pulls; clothing (edgings for —); trimmings for clothing; false hair; haberdashery, except thread; artificial flowers; shoulder pads for clothing; patches (heat adhesive —) for decoration of textile articles [haberdashery]; linen (letters for marking —); cosies

EUROPEAN UNION	662	4/1/1996	76513	10/7/1998	76513	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.

Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

Clothing, footwear, headgear.
18 -
25 -
FRANCE	442	8/22/1990	n/a	8/22/1990	1611493	REGISTERED	25
25 - Women’s apparel namely, vests, T-Shirts, sweaters, shorts, shirts, skirts, jackets, pullon-pants, blouses
GREECE	445	10/15/1990	n/a	12/17/1993	101083	REGISTERED	25
25 - Women’s apparel namely, vests, T-Shirts, Sweaters, Shorts, Shirts, Skirts, Jackets, Pull-On Pants, Blouses.
ITALY	449	8/24/1990	n/a	10/20/1993	917181	REGISTERED	25
25 - Women’s apparel namely, vests, T-Shirts, Sweaters, Shorts, Shirts, Skirts, Jackets, Pull-On Pants, Blouses.
NORWAY	461	8/24/1990	904322	12/23/1992	154014	REGISTERED	25
25 - Womens’ apparel, namely vests, t-shirts,sweaters,shorts, skirts, shirts, jackets, pullon pants and blouses.
PHILIPPINES	T00094PH00	12/17/2007	42007013874	8/27/2009	42007013874	REGISTERED	25
25 - CLOTHING, NAMELY, DRESSES, SKIRTS, PANTS, SHORTS, TOPS, SHIRTS BLOUSES, SWEATERS, JUMPSUITS, JACKETS AND COATS, VESTS, ACTIVE WEAR, OUTER WEAR, CASUAL BOTTOMS, DENIM BOTTOMS, HATS
PORTUGAL	432	8/22/1990	266840	11/20/1992	266840	REGISTERED	25
25 - Womens apparel, namely, vests, T-shirts, sweaters, shorts, skirts, jackets, pull-on pants, blouses.
SPAIN	464	8/24/1990	1586170	8/24/1990	1586170	REGISTERED	25
25 - Women’s. apparel, namely vests, t-shirts,sweaters,shorts,shirts, skirts, jackets, apull-on pants and blouses

JNY BLUE

CANADA	T00103CA04	1/16/2004	1203526	1/31/2005	TMA631561	REGISTERED	25,35
25 - Junior Women’s Apparel t-shirts — shirts -sweaters -active wear-outerwear — casual bottoms — denim bottoms -casual skirts -dresses -accessories -hats Young Men’s Apparel-t-shirts -shirts -casual bottoms — denim bottoms -sweaters - outerwear active wear -hats -accessories

35 - — Retail Store Services

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JNY JONES NEW YORK & Design

AUSTRIA	430	3/12/1991	n/a	11/20/1991	138893	REGISTERED	25
25 - Clothing

JNY JONES NEW YORK COLLECTION

CANADA	T00094CA02	2/19/2004	1206864	3/22/2006	661221	REGISTERED	25
25 - Clothing, namely, dresses, skirts, pants, shorts, tops, shirts, blouses, sweaters, tops, jumpsuits, jackets and coats

JONES

BENELUX	945		N/A	12/1/1989	0473541	REGISTERED	25
25 - Clothing, footwear, headgear.
CHINA	920	5/15/2000	1228348	12/7/1998	1228348	REGISTERED	25
25 - Clothing, namely, stockings, hosiery and footwear, in International Class 25

JONES & CO.

SOUTH KOREA	51	8/20/1996	96-36497	6/25/1998	406284	REGISTERED	25
25 - Clothing, personal ornaments, artificial flowers.
Western-Style Clothes: full dress, business suits, school uniform, work clothes, trousers, evening dress, suits, skirt, children’s clothing, overcoat, raincoat, mantle.
Korean-Style Clothes: “baji” (trousers), “jugori” (Korean jacket), “chima” (Korean skirt), “duramagi” (Korean overcoat), “dongjung” (neck band), “magoza” (Korean halfcoat), “baja” (Korean vest).

Sweaters, Shirts, Underwear, Pajamas: sweater, cardigan, vest, shirt, collar, cuffs, blouses, sport shirt, polo shirt, undershirt, pants, combination, chemise, slip, petticoat, corset, brassiere, bathing suit, bathing hat, nightgown, pajamas, negligee, night cloth, uniform.

Other Clothing: socks, “busuns” (Korean socks), “busun” cover, gloves (including rubber gloves, insulating rubber gloves and medical gloves), “mokdori” (Korean neck wrap), muffler, scarf, neckerchief, shawl, necktie, gaiters, apron, diaper, stockings.

Masks: welding mask, gas mask, dust-proof mask, sanitary mask.
Fireproof Clothes; Hats: hat, nightcap, helmet, “kwan” (old Korean hat), “manggun” (Korean headband), “nambawi” (Korean fur hat).
Cloth-Made Accessories: handkerchief, towel, “bezagi” (packing cloth).
Belts: belt, suspenders, garters, “denim” (Korean garters).

Personal Ornaments: necklace, earring, bracelet, brooch, ring, necktie pin, badge, medal, buckle, ornamental ribbon, “binyu” (topknot pin), hairpin, hair net, insignia, false lock of hair, human hair, “daenggi” (Korean hair ribbon), wig, “mori shimji” (Korean paddings of hair), hair ribbon, safety pin.
Buttons: button, cuff button, press button, hook, slide fastener, magic tape.

Artificial Flower.

JONES CLUB

CANADA	510	9/5/1995	0792,055	6/9/1997	TMA477366	REGISTERED	25
25 - Women’s clothing, namely — petite, women’s and misses’ skirts, slacks, shorts, sweaters, suits, blouses, dresses, coats, jackets, and eyeglass frames and hosiery.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES NEW YORK COLLECTION

SOUTH KOREA	T30265KR00	12/29/2004	40200458770	10/13/2005	635037	REGISTERED	025
025 - “rain coats”, “long coats”, “half-coats”, “dress coats”, and “topcoats”; “jeans, trousers”, and “slacks”; “evening dresses” and daytime dresses; “knit shirts”, “knit pants”, and sweaters

JONES NEW YORK

ANDORRA	377	6/13/1997	6683	6/13/1997	659938	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

Clothing, footwear, headgear.
25 -
ARGENTINA	429		N/A	4/28/1995	2584223	REGISTERED	25
25 - Clothing, footwear, headgear.
ARGENTINA	T00103AR01	7/3/2001	2344778	11/25/2002	1900393	REGISTERED	14
14 - Jewelry and watches
ARGENTINA	T00103AR03	7/3/2001	2344779	1/1/2003	1900394	REGISTERED	18
18 - Handbags and small leather goods
ARGENTINA	T00103AR05	7/3/2001	2344780	11/25/2002	1900395	REGISTERED	35
35 - Retail Services
ARGENTINA	T00103AR06	7/3/2001	2344777	6/14/2005	2031171	REGISTERED	9
9 - EYEGLASSES AND SUNGLASSES
ARUBA	T00103AB00	7/30/2004	23024	8/27/2004	23024	REGISTERED	9
9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
AUSTRALIA	312	6/2/1997	735851	6/2/1997	735851	REGISTERED	010,9,14
							18,25
010 - Clothing, footwear, headgear.

Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery, essential oils, cosmetics, hair lotions; dentifrices.

Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signaling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus.

Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.

Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

9 - eye wear
14 -
18 -
25 -
BAHAMAS	388	6/30/1997	19734	6/30/1997	19734	REGISTERED	38
38 - Clothing, footwear, headgear.
BAHAMAS	399	7/11/1997	19743	7/11/1997	19743	REGISTERED	37
37 - Leather goods
BELIZE	T00103BZ01	2/22/2006	373906	2/22/2006	3739.06	REGISTERED	9
9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES NEW YORK continued . . .
BENELUX	435	9/19/1990	n/a	9/19/1990	485804	REGISTERED	25
25 - Women’s, junior misses, and petites apparel
BOLIVIA	436	8/3/1994	n/a	6/13/1996	61272-C	REGISTERED	25
25 - Women’s, junior misses, and petites apparel
BOLIVIA	T00103BO01	2/10/2006	12063	8/23/2007	110361-C	REGISTERED	9
9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
BRAZIL	T00103BR03	7/31/2003	825737966	8/24/2010	825737966	REGISTERED	25
25 - FOOTWEAR, namely shoes, boots, sandals and slippers.
BRAZIL	T00103BR04	8/10/2006	828618992	7/20/2010	828618992	REGISTERED	9
9 - eyewear
BRITISH VIRGIN	354	6/16/1997	n/a	6/16/1997	3161	REGISTERED	37
37 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

BRITISH VIRGIN	353	6/16/1997	n/a	6/16/1997	3161	REGISTERED	38
38 - Clothing, footwear, headgear.
BRUNEI	357	6/26/1997	27838	7/3/1999	24842	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

BRUNEI	T00103BN02	6/9/2007	38732	6/9/2007	38732	REGISTERED	25
25 - Clothing, footwear, headgear.
CANADA	513	4/29/1998	876707	2/21/2002	TMA558300	REGISTERED	3,9,14
							18,25
3 - perfume, eau de toilette, cologne, body lotions, body creams, soap, bath gel, bath salts, scented candles, dusting powder and potpourri.
9 - men’s and women’s ophthalmic and non-ophthalmic eyeglasses, sunglasses and eyeglasses accessories namely cases and holders,
14 - hair accessories namely, hairclips, pins, combs, barrettes, bands and ornaments; men’s and women’s timepieces namely watches; costume jewellery
18 - luggage, handbags, purses, attaché cases, briefcases, camera bags, wallets, checkbook covers, schoolbags, tote bags, duffel bags, beach bags, travel trunks and valises, briefcase-type portfolios, key fobs, key cases, umbrellas;

25 - Men’s, boy’s, women’s, junior miss and petite’s knitwear namely, knitted and woven dress and casual shirts; suits, skirts, knit and woven skirts, knit and woven pants, two piece woven suits, coats, rainwear namely raincoats and slickers, hosiery; loungewear namely robes, nightgowns, kaftans, shirts and robes; men’s tailored suits and sportscoats, constructed tailored sportscoats, constructed tailored suits, overcoats, rainwear and underwear; Clothing for men and women namely, leather outerwear, neckties, belts and suspenders; suits, leather outerwear namely coats and jackets, scarves, intimate apparel namely, bras, panties, leggings, body suits, unitards, camisoles, chemises, foundation garments; footwear namely shoes and boots, hats and belts;

CANADA	484	2/23/1978	421498	2/26/1982	266983	REGISTERED	25
25 - Mens. boy“s , Juniros,& Women’s knitwear, namely knited & woven tops, pullovers, jackets, slacks, shorts, swimsuits, sport suits, pajamas, sweaters, vests, night shirts, & Junior Miss & Women’s Knitted & woven shells, blouses, dresses, shifts & robes.

CHILE	942	12/15/2000	511737	1/8/2002	616013	REGISTERED	25
25 -
CHILE	T00103CL01	12/15/2000	511736	8/8/2001	601343	REGISTERED	18
18 - handbags and small leather goods
CHILE	T00103CL02	1/17/2006	717331	8/23/2006	765589	REGISTERED	9
9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
CHINA	T00103CN00	1/12/2004	3882637	11/21/2007	3882637	REGISTERED	18
18 - Handbags and small leather goods
CHINA	T00103CN01	12/31/2000	2020769	7/28/2006	2020769	REGISTERED	025
025 - clothing, footwear, headgear, hosiery, socks, cloves, ties, baby clothing, swim wear, raincoat, gymnastic shoes, belts
CHINA	T00103CN02	3/31/2006	5254967	5/28/2010	5254967	REGISTERED	9
9 - Sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames.
CHINA	T00103CN04	12/4/2006	5764995	6/14/2010	5764995	REGISTERED	14
14 - necklaces (jewelry); brooches of precious metals; chains(jewelry); bracelets(jewelry); earrings(jewelry); rings; ornaments(jewelry); pins(jewelry); badges of precious metals; watches; precious metals, unwrought or semi-wrought; imitation gold (Objects of —)

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES NEW YORK continued . . .
COLOMBIA	438	8/3/1994	n/a	11/29/1994	168385	REGISTERED	25
25 - Clothing, footwear, headgear.
COLOMBIA	T00103CO02	7/19/2004	04068716	1/25/2005	293103	REGISTERED	9
9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
COSTA RICA	439	10/13/1994	n/a	3/16/1995	90618	REGISTERED	25
25 - Clothing, for Women’s, Junior Misses’ & Petites
COSTA RICA	T00103CR02	10/7/2004	0007409	3/14/2006	157122	REGISTERED	9
9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
CURACAO	T00103NT00	7/29/2004	D-400305	8/5/2004	10709	REGISTERED	9
9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
CYPRUS	T00103CY00	7/13/2004	70384	1/14/2011	70384	REGISTERED	9
9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
CZECH REPUBLIC	375	6/18/1997	05120997Ho	6/18/1997	217721	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

CZECH REPUBLIC	724	9/28/1997	147290	9/28/2001	232 687	REGISTERED	25
25 -
DENMARK	440	9/11/1990	n/a	8/16/1991	VR05161/91	REGISTERED	25
25 - Clothing, for Women’s, Junior Misses’ & Petites
DOMINICAN	371		N/A	9/15/1997	92456	REGISTERED	18
18 - Umbrellas, parasols, and canes, not included in the cabinet-making line, trunks and suitcases, travelers’ supplies and the like;
DOMINICAN	370	9/15/1997	n/a	9/15/1997	92440	REGISTERED	25
25 - All the articles included in this class, namely, “footwear of all kinds.
DOMINICAN	369	9/15/1997	n/a	9/15/1997	92437	REGISTERED	25
25 - All goods in local class 44, especially hosieryAll the articles included in this class, namely, “dresses, hats, feathers, artificial flowers, embroidery, braids, buttons, ribbons, narrow lace edgings and other dessing ornaments in general; models, patterns and any other objects required for fashions; passementerie in general; button, glove, corset, needle and pin making, and mercery in general

DOMINICAN	T00103DO03	7/20/2004	58972	10/15/2004	144415	REGISTERED	9
9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
ECUADOR	318			2/26/1997	99-97	REGISTERED	25
25 - Clothing, footwear, headgear.
ECUADOR	376	6/12/1997	78968	6/10/1998	543798	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

ECUADOR	T00103EC04	8/3/2004	147218	11/30/2004	33342	REGISTERED	9
9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
EGYPT	345	6/2/1997	107396	1/23/2002	107396	REGISTERED	25
25 - Clothing, footwear, headgear.
EGYPT	346	6/2/1997	107395	1/18/2002	107395	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

EL SALVADOR	319			1/13/1997	41 B.44	REGISTERED	25
25 - Clothing, footwear, headgear.
EL SALVADOR	T00103SV01	7/21/2004	E-41988-2004	4/22/2005	205-37	REGISTERED	9
9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES NEW YORK continued . . .
EUROPEAN UNION	403	4/1/1996	76547	4/4/1996	76547	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.

Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

Clothing, footwear, headgear.
18 -
25 -
EUROPEAN UNION	T00103EU01	10/29/2003	3465556	2/8/2005	3465556	REGISTERED	9,35
9 - eyewear
35 - retail store services
FEDERATION OF	328	6/13/1997	97708581	6/13/1997	196341	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags,; umbrellas, parasoles and walking sticks; whips, harness and saddlery

25 - Clothing for women and misses, namely skirts, suits, slacks, blouses, dresses, coats, sweaters, scarves, vests, jackets, hosiery, footwear; tailored clothing for men namely suits, slacks jackets, pants, sports coats and neckwear, in International Class 25

FEDERATION OF	T00103RU01	4/12/2007	2007710522	10/3/2008	366451	REGISTERED	9
9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists); non-prescription sunglasses; non-prescription reading glasses.

FRANCE	443	9/17/1990	n/a	9/17/1990	1615649	REGISTERED	25
25 - Women’s apparel namely, vests, T-Shirts, sweaters, shorts, shirts, skirts, jackets, pullon-pants, blouses
GERMANY	444	5/4/1993	n/a	5/4/1993	2089887	REGISTERED	25
25 - Women’s , Junior Misses’ & Petitie Clothing
GREECE	446	11/2/1990	101436	8/17/1999	101436	REGISTERED	25
25 - Women’s , Junior, Misses and Petite apparel.
GUATEMALA	T00103GT01	7/15/2004	51772004	1/20/2005	133852	REGISTERED	9
9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
GUATEMALA	T00103GT03	11/4/2004	8392004	10/6/2005	138292	REGISTERED	25
25 -
HONDURAS	448	8/30/1994	n/a	7/31/1995	62353	REGISTERED	25
25 - Women’s , Junior, Misses and Petite apparel.
HONDURAS	T00103HN01	7/15/2004	1252204	1/19/2005	93179	REGISTERED	9
9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
HONG KONG	663	4/21/1999	99 04954	4/21/1999	B12505	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

HONG KONG	391	4/4/2003	199709377	4/4/2003	300138384	REGISTERED	25
25 - Clothing, footwear, headgear.
HUNGARY	325	5/30/1997	M9701836	4/28/1998	151818	REGISTERED	18,25
18 - Clothing for women and misses, namely skirts, suits, slacks, blouses, dresses, coats, sweaters, scarves, vests, jackets, hosiery, footwear; tailored clothing for men namely suits, slacks jackets, pants, sports coats and neckwear, in International Class 25

Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 -
INDIA	385	6/16/1997	755886	2/22/2005	755886	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

INDONESIA	398	6/16/1997	DJ711715	4/28/1998	413770	REGISTERED	25
25 - Clothing, footwear, headgear.

Owner Trademark Image	Printed:	4/7/2011	Page	75

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES NEW YORK continued . . .
INDONESIA	381	6/16/1997	DJ711714	4/2/1998	413769	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

IRELAND	330	5/23/1997	211431	5/23/1997	211431	REGISTERED	18,25
18 - Clothing for women and misses, namely skirts, suits, slacks, blouses, dresses, coats, sweaters, scarves, vests, jackets, hosiery, footwear; tailored clothing for men namely suits, slacks jackets, pants, sports coats and neckwear, in International Class 25

Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 -
ISRAEL	326	6/7/1996	105672	12/4/1997	105672	REGISTERED	25
25 - Clothing for women and misses, namely skirts, suits, slacks, blouses, dresses, coats, sweaters, scarves, vests, jackets, hosiery, footwear; tailored clothing for men namely suits, slacks jackets, pants, sports coats and neckwear, in International Class 25

ISRAEL	T00103IL01	1/15/2006	186577	10/14/2007	186577	REGISTERED	9
9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related

ITALY	450	9/20/1990	n/a	10/20/1993	917180	REGISTERED	25
25 - Apparel for women’s, misses, juniors and petites
JAMAICA	T00103JM00	1/11/2006	047932	1/11/2006	047932	REGISTERED	25
25 - Clothing namely, skirts, suits, slacks, pants, shorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits; Outerwear namely, overcoats, capes, jackets, coats jackets and stoles made of fur, coats and jackets made of leather and rainwear; Intimate Apparel namely, sleepwear namely, pajamas, nightshirts, nightgowns and robes; intimate apparel namely, panties, brassieres, petticoats, slips half-slips, chemises, teddies, garter belts, girdles, tank tops and boxers briefs; hosiery namely, pantyhose, socks, leotards, tights and leggings; Swimwear and swimwear cover-ups; Fashion accessories namely, belts and suspenders; scarves, shawls, hats, mittens and gloves; Footwear namely, shoes, boots, sandals, sneakers and slippers; Active wear namely, sweatshirts sweatpants, warm-up jackets, tennis and racquetball outfits, crew shirts and baseball jackets; jogging and running warm-up jackets and tennis skirts

JAMAICA	T00103JM01	8/9/2007	050709	9/22/2008	050709	REGISTERED	9
9 -
JAPAN	522	6/14/1994	184214	10/6/2000	4422339	REGISTERED	25
25 - Clothing except clothing for athletic use, fabric apparel accessories, cloth-made personal except those belonging to other classes, bedclothes excluding beds.
JAPAN	451	7/21/1989	184215	2/26/1993	2502959	REGISTERED	18,25
18 - Buttons, bags, pouches, jewels, etc.
25 -
JAPAN	453	7/21/1989	n/a	1/29/1993	2494651	REGISTERED	14,9
14 - Horological instruments glasses, their parts and accesries
9 - eyewear
JAPAN	452	7/21/1989	1-84216	3/31/1995	2705806	REGISTERED	22
22 - Footwear, umbrellas, and parasols, canes, their parts and acces.
JAPAN	T00103JP04	3/29/2006	28265	1/19/2007	5020336	REGISTERED	18,25
18 - Umbrellas and their parts. Walking sticks, canes, metal parts of canes and walking-sticks; handles of canes and walking -sticks
25 - Footwear
JAPAN	T00103JP05	4/5/2006	200631012	11/2/2007	5087989	REGISTERED	18,25
18 - Handbags, wallets, billfolds, change purses key cases and cosmetic bags (sold empty) ; handbag frames, purse frames; industrial packaging containers of leather; clothing for domestic pets; bags and the like; pouches and the like; vanity cases (not fitted); saddlery; leather (unworked or semi-worked) in International Class 18

25 - International Class 25
Clothing designed in New York, U.S.A.; garters designed in New York, U.S.A.; sock suspenders designed in New York, U.S.A.; suspenders (braces) designed in New York, U.S.A.; waistbands designed in New York, U.S.A.; belts for clothing designed in New York, U.S.A.; footwear designed in New York, U.S.A.; masquerade costumes designed in New York, U.S.A.; clothes for sports designed in New York, U.S.A.; boots for sports designed in New York, U. S .A •.

Owner Trademark Image	Printed:	4/7/2011	Page	76

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES NEW YORK continued . . .
JORDAN	351	6/11/1997	46169	6/11/1997	46169	REGISTERED	25
25 - Clothing, footwear, headgear.
JORDAN	352	6/11/1997	46166	6/11/1997	46166	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

KUWAIT	T00103KW01	9/7/2004	66151	9/7/2004	65641	REGISTERED	9
9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
KUWAIT	T00103KW02	2/10/2006	75371	2/27/2006	65051	REGISTERED	25
25 - Clothing namely, skirts, suits, slacks, pants, shorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits; Outerwear namely, overcoats, capes, jackets, coats jackets and stoles made of fur, coats and jackets made of leather and rainwear; Intimate Apparel namely, sleepwear namely, pajamas, nightshirts, nightgowns and robes; intimate apparel namely, panties, brassieres, petticoats, slips half-slips, chemises, teddies, garter belts, girdles, tank tops and boxers briefs; hosiery namely, pantyhose, socks, leotards, tights and leggings; Swimwear and swimwear cover-ups; Fashion accessories namely, belts and suspenders; scarves, shawls, hats, mittens and gloves; Footwear namely, shoes, boots, sandals, sneakers and slippers; Active wear namely, sweatshirts sweatpants, warm-up jackets, tennis and racquetball outfits, crew shirts and baseball jackets; jogging and running warm-up jackets and tennis skirts

LEBANON	396	8/4/1997	24302	10/9/1997	73101	REGISTERED	18,25
18 - Luggage handbags, purses attache cases, camera bags, wallets checkbook covers, schoolbags, tote bags, sport tote bags, duffle bags, beach bags, travel trunks and valises, cosmentic bags (sold empty) briecase-type portfolios, key fobs and key cases

25 - Clothing for men and women nmaely, skirts, suits slacks, blouses dresses coats. Sweaters scarves vests, jackets hosiery footwear, tailored clothing for men namely, suits slacks jackets pants, sportcoats and neckwear

LEBANON	T00103LB01	8/9/2004	99008	8/9/2004	99008	REGISTERED	9
9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
MACAO	400	9/26/1997	002578	3/10/1998	002578	REGISTERED	25
25 - Clothing, footwear, headgear.
MACAO	401	9/26/1997	002576	7/6/1998	002576	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

MALAYSIA	393	7/22/1997	97/10623	5/27/2008	97/10623	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

MALAYSIA	395	7/1/1997	97/10622	10/10/2006	97/10622	REGISTERED	25
25 - Clothing, footwear, headgear.
MEXICO	194	7/27/1989	n/a	7/27/1989	388839	REGISTERED	25,9,018
25 - All kinds of Garments (Except protection and pet garments)
9 - eyewear
018 - handbags and pet garments
MEXICO	193	7/27/1989	n/a	7/27/1989	388841	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

MEXICO	179			7/27/1989	388840	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
MEXICO	T00103MX03	7/31/2003	612621	7/31/2003	841602	REGISTERED	9
9 - Sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames.
MONGOLIA	940	6/29/2000	3282	9/14/2000	3117	REGISTERED	25
25 - Clothing for women and misses, namely knitted and woven skirts, suits, slacks, blouses, dresses, coats, sweaters, scarves, vests, jackets, hosiery, footwear; tailored clothing for men namely knitted and woven suits, slacks jackets, pants, sports coats and neckwear

NETHERLANDS	368	6/17/1997	n/a	7/22/1997	03196	REGISTERED	18,25
18 - Handbags and small leather goods
25 - apparel and footwear

Owner Trademark Image	Printed: 4/7/2011 Page 77

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES NEW YORK continued . . .
NEW ZEALAND	336	6/16/1997	278327	6/16/1998	B278327	REGISTERED	9
9 - Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signaling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus.

NEW ZEALAND	339	6/16/1997	278328	6/16/1998	B278328	REGISTERED	3
3 - Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery, essential oils, cosmetics, hair lotions; dentifrices.
NEW ZEALAND	332	6/16/1997	278325	6/16/1998	B278325	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

NEW ZEALAND	331	6/16/1997	278324	6/16/1998	B278324	REGISTERED	25
25 - Clothing, footwear, headgear.
NEW ZEALAND	335	6/16/1997	278326	6/16/1998	B278326	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
NICARAGUA	460	8/8/1994	9402020	6/9/1995	28695c.c.	REGISTERED	25
25 - Women’s, Junior Misses and Petites Clothing
NICARAGUA	T00103NI01	7/13/2004	200402206	3/9/2005	81654	REGISTERED	9
9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
NORWAY	T00103NO00	12/13/2006	200614721	5/23/2007	239326	REGISTERED	9
9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists); non-prescription sunglasses; non-prescription reading glasses.

PANAMA	387	9/28/1994	72797	9/28/1994	72797	REGISTERED	25
25 - Clothing for Women and Misses, namely, skirts, suits, slacks, shorts, blouses, dresses, coats, sweaters, scarves, vests, jackets, camisoles, knickers, culottes, hosiery, footwear, robes and nightgowns; tailored clothing for men, namely, suits slacks, jackets, pants, shorts and sport coats; men’s sportswear, namely, outer jackets, sweaters, shirts, casual slacks, jeans, shorts, knit pants and knit tops; and men’s dress shirts and neckwear; and active wear for men and women, namely, sweatshirts, jogging suits, running shorts, warm-up jackets, tennis shorts and shirts, racquetball outfits, crew shirts and baseball jackets.

PANAMA	T00103PA02	9/24/2004	13775801	3/23/2005	137758 01	REGISTERED	9
9 - Men’s and Women’s ophthalmic eyewear, including ophthalmic sunglasses of prescription quality.
PARAGUAY	462	7/26/1994	1422594	6/9/1995	280224	REGISTERED	25
25 - Clothing, footwear, headgear.for Womens, Junior Misses and Petites
PARAGUAY	T00103PY01	7/15/2004	188302004	5/13/2005	278145	REGISTERED	9
9 - eyewear
PERU	463	4/11/1991	75661	2/21/1995	013580	REGISTERED	25
25 - Women’s. Junior Misses and Petites Clothing
PERU	T00103PE01	2/10/2006	268911	6/23/2006	00116644	REGISTERED	9
9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related

PHILIPPINES	T00103PH02	7/15/2004	42004006289	2/26/2007	42004006289	REGISTERED	9
9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related

PHILIPPINES	T00103PH03	9/5/2008	4-2008-010781	3/2/2009	4-2008-010781	REGISTERED	25
25 - Clothing for women and misses, namely skirts, suits, slacks, blouses, dresses, coats, sweaters, scarves, vests, jackets, hosiery, footwear; tailored clothing for men namely suits, slacks jackets, pants, sports coats and neckwear, in International Class 25

PHILIPPINES	T00103PH04	1/22/2009	42009000752	8/6/2009	42009000752	REGISTERED	18
18 - Handbags
POLAND	389	7/1/1997	Z-175383	9/4/2000	REJ-123273	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, footwear, headgear.

Owner Trademark Image	Printed: 4/7/2011 Page 78

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES NEW YORK continued . . .
PORTUGAL	320	9/17/1990	267397	12/21/1992	267397	REGISTERED	25
25 - Clothing, footwear, headgear.
PORTUGAL	T00103PT01	3/4/2004	379343	11/23/2004	379343	REGISTERED	9
9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related

SAUDI ARABIA	366	8/26/1997	40458	1/24/1999	45880	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

SAUDI ARABIA	367	8/26/1997	40459	1/24/1999	45861	REGISTERED	25
25 - Clothing, footwear, headgear.
SAUDI ARABIA	T00103SA02	3/12/2008	128135	2/20/2010	114096	REGISTERED	9
9 - Ophthalmic or prescription eyewear and sunglasses, and non-prescription eyewear and sunglasses, frames and eyewear related
SINGAPORE	T00103SG03	3/21/2006	T06/05222H	5/24/2007	T06/05222H	REGISTERED	9
9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists); non-prescription sunglasses and Cases for spectacles and for contact lenses; Chains for spectacles.

SLOVAK REPUBLIC	374	6/24/1997	POZ 1756-97	6/24/1997	187493	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery. Clothing, footwear, headgear.

25 -
SOUTH AFRICA	373	6/10/1997	09708604	6/10/1997	9708604	REGISTERED	25
25 - Clothing, footwear, headgear.
SOUTH AFRICA	372	6/10/1997	09708603	6/10/1997	9808603	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

SOUTH AFRICA	T00103ZA02	7/12/2004	2004111611		2004111611	REGISTERED	9
9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related

SOUTH KOREA	455	6/22/1992	5020037042	7/6/1993	268219	REGISTERED	25
25 - Clothing, personal ornaments, artificial flowers.
Western-Style Clothes: full dress, business suits, school uniform, work clothes, trousers, evening dress, suits, skirt, children’s clothing, overcoat, raincoat, mantle.
Korean-Style Clothes: “baji” (trousers), “jugori” (Korean jacket), “chima” (Korean skirt), “duramagi” (Korean overcoat), “dongjung” (neck band), “magoza” (Korean halfcoat), “baja” (Korean vest).
Sweaters, Shirts, Underwear, Pajamas: sweater, cardigan, vest, shirt, collar, cuffs, blouses, sport shirt, polo shirt, undershirt, pants, combination, chemise, slip, petticoat, corset, brassiere, bathing suit, bathing hat, nightgown, pajamas, negligee, night cloth, uniform.
Other Clothing: socks, “busuns” (Korean socks), “busun” cover, gloves (including rubber gloves, insulating rubber gloves and medical gloves), “mokdori” (Korean neck wrap), muffler, scarf, neckerchief, shawl, necktie, gaiters, apron, diaper, stockings.
Masks: welding mask, gas mask, dust-proof mask, sanitary mask.
Fireproof Clothes; Hats: hat, nightcap, helmet, “kwan” (old Korean hat), “manggun” (Korean headband), “nambawi” (Korean fur hat).
Cloth-Made Accessories: handkerchief, towel, “bezagi” (packing cloth).
Belts: belt, suspenders, garters, “denim” (Korean garters).
Personal Ornaments: necklace, earring, bracelet, brooch, ring, necktie pin, badge, medal, buckle, ornamental ribbon, “binyu” (topknot pin), hairpin, hair net, insignia, false lock of hair, human hair, “daenggi” (Korean hair ribbon), wig, “mori shimji” (Korean paddings of hair), hair ribbon, safety pin.
Buttons: button, cuff button, press button, hook, slide fastener, magic tape.
Artificial Flower.

SOUTH KOREA	T00103KR01	8/4/2009	40200937185	1/21/2011	400850773	REGISTERED	9
9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists); non-prescription sunglasses; non-prescription reading glasses.

SPAIN	465	9/19/1990	1588854	9/19/1990	1588854	REGISTERED	25
25 - Women’s. Junior Misses and Petites Clothing
SRI LANKA	360	6/16/1997	83631	5/8/2000	83631	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

Owner Trademark Image	Printed: 4/7/2011 Page 79

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES NEW YORK continued . . .
SRI LANKA	359	6/16/1997	83632	6/16/2001	83632	REGISTERED	25
25 - Clothing, footwear, headgear.
SURINAME	T00103SR01	2/8/2007	20692	2/8/2007	20692	REGISTERED	9
9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists); non-prescription sunglasses and Cases for spectacles and for contact lenses; Chains for spectacles.

SWITZERLAND	467	9/18/1990	688391990	9/18/1990	385933	REGISTERED	25
25 - Women’s, Junior Misses, and Petites apparel
TAIWAN	382	6/13/1997	86029496	1/16/1999	835883	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

TAIWAN	T00103TW04	12/4/2006	95060528	10/1/2007	1282247	REGISTERED	25
25 - clothing; skirts; suits; trousers; shirts; dresses; outer clothing; sweaters; business suit; outer clothing for sports; vests; jackets; underwear; scarves; head kerchief; mantillas; neckties; bow ties; hosiery; boots; shoes

THAILAND	402	7/24/1997	339468	7/24/1999	Kor84692	REGISTERED	25
25 - skirts, suits, slacks, blouses, dresses, coats, sweaters, scarves, vests, jackets, socks, tights, pantyhoes, nylon stockings, shoes, boots, sandals, slippers, skacks, pants, (except for sport pants), sport coats, ties, shawls.

THAILAND	383	7/24/1997	339467	7/24/1999	Kor 84691	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

TURKEY	365	9/5/1997	9713202	9/5/1997	97013202	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery. Clothing, footwear, headgear.

25 -
TURKEY	T00103TR01	7/23/2004	23104	7/23/2004	23104	REGISTERED	9
9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related

UNITED ARAB EMR	T00103AE00	1/29/2006	77138	10/11/2008	91827	REGISTERED	25
25 - Clothing namely, skirts, suits, slacks, pants, shorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits; Outerwear namely, overcoats, capes, jackets, coats jackets and stoles made of fur, coats and jackets made of leather and rainwear; Intimate Apparel namely, sleepwear namely, pajamas, nightshirts, nightgowns and robes; intimate apparel namely, panties, brassieres, petticoats, slips half-slips, chemises, teddies, garter belts, girdles, tank tops and boxers briefs; hosiery namely, pantyhose, socks, leotards, tights and leggings; Swimwear and swimwear cover-ups; Fashion accessories namely, belts and suspenders; scarves, shawls, hats, mittens and gloves; Footwear namely, shoes, boots, sandals, sneakers and slippers; Active wear namely, sweatshirts sweatpants, warm-up jackets, tennis and racquetball outfits, crew shirts and baseball jackets; jogging and running warm-up jackets and tennis skirts

UNITED ARAB EMR	T00103AE01	2/24/2008	107762	11/11/2010	109365	REGISTERED	9
9 - Ophthalmic or prescription eyewear and sunglasses, and non-prescription eyewear and sunglasses, frames and eyewear related
URUGUAY	468	8/23/1994	272091	11/1/1996	272091	REGISTERED	25
25 - Clothing, footwear, headgear.
URUGUAY	T00103UY01	2/20/2006	368705	1/26/2007	368.705	REGISTERED	9
9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related

VENEZUELA	469	9/28/1994	1298194	2/9/1996	P186929	REGISTERED	25
25 - Women’s, Junior Misses, & Petites Clothing
VENEZUELA	T00103VE01	2/8/2006	3727	11/30/2006	na	REGISTERED	9
9 - Men’s and women’s ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related

Owner Trademark Image	Printed: 4/7/2011 Page 80

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES NEW YORK SIGNATURE

JAPAN	T30265JP00	12/22/2004	2004117205	5/18/2007	5047720	REGISTERED	025
025 - Jackets; coats; pants (not being inner pants or sports pants); skirts; dresses; blouses; //knit shirts, knit skirts”./
MALAYSIA	T30265MY00	1/4/2005	05000042	1/4/2005	05000042	REGISTERED	025
025 - Jackets; coats; pants (not being inner pants or sports pants); skirts; dresses; blouses; //knit shirts, knit skirts”./

JONES NEW YORK COLLECTION

CHINA	T30203CN00	12/24/2004	4432680	4/28/2009	4432680	REGISTERED	025
025 - jackets; coats; pants (not being inner pants or sports pants); skirts; dresses; blouses; //knit shirts, knit skirts”./
CHINA	T30203CN03	12/4/2006	5764999	6/13/2010	5764999	REGISTERED	14
14 - necklaces (jewelry); brooches of precious metals; chains(jewelry); bracelets(jewelry); earrings(jewelry); rings; ornaments(jewelry); pins(jewelry); badges of precious metals; watches; precious metals, unwrought or semi-wrought; imitation gold (Objects of —)

CHINA	T30203CN04	12/4/2006	5765000	5/7/2010	5765000	REGISTERED	18
18 - luggage; handbags; purses; briefcase; school bags; tote bags; duffel bags; beach bags; traveling trunks; traveling valises; cosmetic bags sold empty; umbrellas; key cases (leatherware); wallets; passport cases (leatherware); leather, unworked or semi-worked; fur; walking sticks; clothing for pets;

HONG KONG	T30203HK00	12/24/2004	300343412	12/24/2004	300343412	REGISTERED	025
025 - jackets; coats; pants (not being inner pants or sports pants); skirts; dresses; blouses; //knit shirts, knit skirts”./
JAPAN	T30203JP00	12/22/2004	20004117204	11/2/2007	5087983	REGISTERED	025
025 - International Class 25
Clothing designed in New York, U.S.A.; garters designed in New York, U.S.A.; sock suspenders designed in New York, U.S.A.; suspenders (braces) designed in New York, U.S.A.; waistbands designed in New York, U.S.A.; belts for clothing designed in New York, U.S.A.; footwear designed in New York, U.S.A.; masquerade costumes designed in New York, U.S.A.; clothes for sports designed in New York, U.S.A.; boots for sports designed in New York, U. S .A •.

LEBANON	T30203LB00	2/28/2011	1758	3/2/2011	133962	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery. 25 - Clothing, footwear, headgear

MACAO	T30203MO00	2/3/2005	N016009	8/23/2005	N016009	REGISTERED	025
025 - jackets; coats; pants (not being inner pants or sports pants); skirts; dresses; blouses; //knit shirts, knit skirts”./
MALAYSIA	T30203MY00	1/4/2005	05000043	1/4/2005	05000043	REGISTERED	025
025 - Jackets; coats; pants (not being inner pants or sports pants); skirts; dresses; blouses; //knit shirts, knit skirts”./
PHILIPPINES	T30203PH00	1/7/2005	42005000282	7/17/2006	42005000282	REGISTERED	25
25 - Apparel, namely, jackets, coats, pants, skirts, dresses, blouses, knitwear, sweaters and jerseys
SINGAPORE	T30203SG00	12/28/2004	T0422939B	4/7/2006	T0422939B	REGISTERED	025
025 - Apparel, namely, jackets, coats, pants, skirts, dresses, blouses, knitwear, sweaters and jerseys.
TAIWAN	T30203TW00	12/28/2004	93059971	9/16/2006	01228814	REGISTERED	025
025 - jackets; coats; pants (not being inner pants or sports pants); skirts; dresses; blouses; //knit shirts, knit skirts”./

Owner Trademark Image	Printed: 4/7/2011 Page 81

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES NEW YORK COLLECTION continued . . .
THAILAND	T30203TH00	12/28/2004	577433	12/28/2004	Kor226096	REGISTERED	025
025 - jackets; coats; pants (not being inner pants or sports pants); skirts; dresses; blouses; //knit shirts, knit skirts”./

JONES NEW YORK COUNTRY

CANADA	590	12/27/2000	1084403	3/25/2003	TMA578153	REGISTERED	25
25 - Clothing for women, namely Shirts, skirts, blouses. sweaters, jeans, jackets, tops dresses, shorts and vests Clothing, footwear, headgear.

JONES NEW YORK DRESS

SOUTH KOREA	49	8/20/1996	96-36496	6/25/1998	406283	REGISTERED	25
25 - Clothing, personal ornaments, artificial flowers.
Western-Style Clothes: full dress, business suits, school uniform, work clothes, trousers, evening dress, suits, skirt, children’s clothing, overcoat, raincoat, mantle.
Korean-Style Clothes: “baji” (trousers), “jugori” (Korean jacket), “chima” (Korean skirt), “duramagi” (Korean overcoat), “dongjung” (neck band), “magoza” (Korean halfcoat), “baja” (Korean vest).
Sweaters, Shirts, Underwear, Pajamas: sweater, cardigan, vest, shirt, collar, cuffs, blouses, sport shirt, polo shirt, undershirt, pants, combination, chemise, slip, petticoat, corset, brassiere, bathing suit, bathing hat, nightgown, pajamas, negligee, night cloth, uniform. Other Clothing: socks, “busuns” (Korean socks), “busun” cover, gloves (including rubber gloves, insulating rubber gloves and medical gloves), “mokdori” (Korean neck wrap), muffler, scarf, neckerchief, shawl, necktie, gaiters, apron, diaper, stockings. Masks: welding mask, gas mask, dust-proof mask, sanitary mask.
Fireproof Clothes; Hats: hat, nightcap, helmet, “kwan” (old Korean hat), “manggun” (Korean headband), “nambawi” (Korean fur hat). Cloth-Made Accessories: handkerchief, towel, “bezagi” (packing cloth).
Belts: belt, suspenders, garters, “denim” (Korean garters).
Personal Ornaments: necklace, earring, bracelet, brooch, ring, necktie pin, badge, medal, buckle, ornamental ribbon, “binyu” (topknot pin), hairpin, hair net, insignia, false lock of hair, human hair, “daenggi” (Korean hair ribbon), wig, “mori shimji” (Korean paddings of hair), hair ribbon, safety pin.
Buttons: button, cuff button, press button, hook, slide fastener, magic tape.
Artificial Flower.

JONES NEW YORK ESSENTIALS

CANADA	T30061CA00	6/5/1998	880,507	8/1/2001	549,069	REGISTERED	25
25 - WEARING APPAREL FOR WOMEN NAMELY, LEATHER, KNIT AND WOVEN DRESSES, COATS, SUITS, JACKETS, BLOUSES, SHIRTS, SWEATERS, T-SHIRTS, TANK-TOPS, CAMISOLES, CARDIGANS, PULLOVERS, VESTS, PANTS, SHORTS, JEANS, SKIRTS, SCARVES AND HATS

JONES NEW YORK in Chinese characters

CHINA	T30372CN15	9/22/2006	5624537	1/28/2010	5624537	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewellery, precious stones; horological and chronometric instruments; watches, clocks, table clocks and parts therefor

CHINA	T30372CN17	9/22/2006	5624535	2/21/2010	5624535	REGISTERED	025
025 -
CHINA	T30372CN18	9/25/2006	5630215	6/4/2010	5630215	REGISTERED	35
35 -

Owner Trademark Image	Printed: 4/7/2011 Page 82

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES NEW YORK in Chinese characters continued . . .
CHINA	T30372CN21	9/22/2006	5624536	2/21/2010	5624536	REGISTERED	18
18 -

JONES NEW YORK Label

SINGAPORE	350	6/30/1997	7704/97	6/30/1997	7704/97	REGISTERED	25
25 - Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

SINGAPORE	T00103SG02			6/30/1997	07703B	REGISTERED	18
18 - Handbags and small leather goods

JONES NEW YORK PETITE

CANADA	505	4/9/1997	0841706	9/10/1998	TMA500367	REGISTERED	25
25 - Ladies clothing, namely, blouses, knit tops, pants, slacks, skirts, sweaters, jackets, shells, coats, dresses, shorts.
CANADA	509	7/29/1981	0473284	5/6/1988	TMA339882	REGISTERED	25
25 - Ladies clothing, namely, blouses, knit tops, pants, slacks, skirts, sweaters, jackets, shells, coats, dresses, shorts.

JONES NEW YORK SIGNATURE

BRAZIL	T30181BR00	7/31/2003	825737923	8/24/2010	825737923	REGISTERED	25
25 - FOOTWEAR, namely shoes, boots, sandals and slippers.
CANADA	T30181CA04	12/19/2003	1200807	8/30/2007	TMA695174	REGISTERED	25
25 - skirts, suits, slacks, pants, shorts, skorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits

CHINA	T30181CN00	12/17/2003	3848928	7/27/2008	3848928	REGISTERED	9
9 - Sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames.
CHINA	T30181CN01	12/17/2003	3848929	7/28/2008	3848929	REGISTERED	14
14 - watches and jewelry
CHINA	T30181CN02	12/17/2003	3848910	1/28/2009	3848910	REGISTERED	18
18 - Luggage, handbags, purses, attaché cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, cosmetic bags sold empty, briefcase type portfolios, umbrellas; Small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport cases; umbrellas

CHINA	T30181CN03	12/17/2003	3848911	1/28/2009	3848911	REGISTERED	25
25 - Clothing namely, skirts, suits, slacks, pants, shorts, skorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits

CHINA	T30181CN04	12/17/2003	3848927	5/21/2008	3848927	REGISTERED	03
03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils

CHINA	T30181CN05	3/8/2004	3945709	1/28/2009	3945709	REGISTERED	25
25 - footwear namely, shoes, boots, sandals, sneakers and slippers

Owner Trademark Image	Printed: 4/7/2011 Page 83

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES NEW YORK SIGNATURE continued . . .
HONG KONG	T30181HK00	12/18/2003	300131255	12/20/2003	300131255	REGISTERED	25,3,9
							14,18
25 - Clothing namely, skirts, suits, slacks, pants, shorts, skorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits and footwear namely, shoes, boots, sandals, sneakers and slippers
3 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
9 - Sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames.
14 - watches and jewelry
18 - Luggage, handbags, purses, attaché cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, cosmetic bags sold empty, briefcase type portfolios, umbrellas; Small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport cases; umbrellas

INDIA	T30181IN01	1/6/2004	1259549	1/6/2004	1259549	REGISTERED	25
25 - Footwear namely, shoes, boots, sandals, sneakers and slippers
INDIA	T30181IN02	1/6/2004	1259548	1/6/2004	1259548	REGISTERED	9
9 - Sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames.
INDIA	T30181IN03	1/6/2004	1259552	1/6/2004	1259552	REGISTERED	18
18 - Luggage, handbags, purses, attaché cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, cosmetic bags sold empty, briefcase type portfolios, umbrellas; Small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport cases; umbrellas

INDIA	T30181IN04	1/6/2004	1259551	1/6/2004	1259551	REGISTERED	14
14 - watches and jewelry
INDIA	T30181IN05	12/30/2003	1259553	9/12/2006	1259553	REGISTERED	03
03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils

INDIA	T30181IN06	1/6/2004	1259550	11/7/2005	1259550	REGISTERED	25
25 - Skirts, suits, pants shorts, tops, jackets, coats dresses, sweaters , blazers, dusters, cardigans, pullovers, jeans, vests, camisoles, culottes, knit pants, knit tops, tank tops, polo shirts, demin jackets, and jumpsuits

INDONESIA	T30181ID00	1/12/2004	D00 2004 00383	3/25/2009	IDM000116134	REGISTERED	03
03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils

INDONESIA	T30181ID01	1/12/2004	003800389	1/8/2004	003800389	REGISTERED	9
9 - Sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames.
INDONESIA	T30181ID02	1/12/2004	D00 2004 0038	1/8/2004	000047091	REGISTERED	14
14 - Jewelry and Watches
INDONESIA	T30181ID03	1/8/2004	D00 2004 0038	1/8/2004	0038 00385	REGISTERED	18
18 - Luggage, handbags, purses, attaché cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, cosmetic bags sold empty, briefcase type portfolios, umbrellas; Small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport cases; umbrellas

INDONESIA	T30181ID04	1/12/2004	D00 2004 0038	1/8/2004	0038 00386	REGISTERED	25
25 - Clothing namely, skirts, suits, slacks, pants, shorts, skorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits

INDONESIA	T30181ID05	1/12/2004	D00 2004 0038	1/8/2004	0038 00387	REGISTERED	25
25 - Footrwear

Owner Trademark Image	Printed: 4/7/2011 Page 84

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES NEW YORK SIGNATURE continued . . .
LEBANON	T30181LB00	2/28/2011	1756	3/2/2011	133961	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery. 25 - Clothing, footwear, headgear

MACAO	T30181MO00	2/3/2005	N016010	8/23/2005	N016010	REGISTERED	025
025 - jackets; coats; pants (not being inner pants or sports pants); skirts; dresses; blouses; //knit shirts, knit skirts”./
PERU	T30181PE00	1/5/2004	198782	1/5/2004	98320	REGISTERED	3
3 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils

PERU	T30181PE01	1/5/2004	198790	1/5/2004	98322	REGISTERED	9
9 - Sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames.
PERU	T30181PE02	1/5/2004	198781	7/20/2004	98726	REGISTERED	14
14 - Jewelry and Watches
PERU	T30181PE03	1/5/2004	198782	1/5/2004	98321	REGISTERED	18
18 - Luggage, handbags, purses, attaché cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, cosmetic bags sold empty, briefcase type portfolios, umbrellas; Small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport cases; umbrellas

PERU	T30181PE04	1/7/2004	199357	1/7/2004	98414	REGISTERED	25
25 - Clothing namely, skirts, suits, slacks, pants, shorts, skorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits

PHILIPPINES	T30181PH01	1/22/2008	42008000406	6/11/2010	42008000406	REGISTERED	25,3,9
							14,18
25 - footwear namely, shoes, boots, sandals, sneakers and slippers Clothing namely, skirts, suits, slacks, pants, shorts, skorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits
3 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
9 - Sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames.
14 - watches and jewelry
18 - Luggage, handbags, purses, attaché cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, cosmetic bags sold empty, briefcase type portfolios, umbrellas; Small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport cases; umbrellas

SINGAPORE	T30181SG00	12/28/2004	T0422940F	12/28/2004	T0422940F	REGISTERED	025
025 - Apparel, namely, jackets, coats, pants, skirts, dresses, blouses, knitwear, sweaters and jerseys.
SOUTH KOREA	T30181KR00	1/8/2004	402004871	3/6/2006	653873	REGISTERED	25,3,9
							14,18
25 - footwear namely, shoes, boots, sandals, sneakers and slippers Clothing namely, skirts, suits, slacks, pants, shorts, skorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits
3 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
9 - Sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames.
14 - watches and jewelry
18 - Luggage, handbags, purses, attaché cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, cosmetic bags sold empty, briefcase type portfolios, umbrellas; Small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport cases; umbrellas

Owner Trademark Image	Printed: 4/7/2011 Page 85

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES NEW YORK SIGNATURE continued . . .
TAIWAN	T30181TW00	12/12/2003	92071642	11/16/2004	1128390	REGISTERED	03,9,14
							18,25
03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
9 - Sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames.
14 - watches and jewelry
18 - Luggage, handbags, purses, attaché cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, cosmetic bags sold empty, briefcase type portfolios, umbrellas; Small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport cases; umbrellas
25 - Apparel and footwear

THAILAND	T30181TH00	1/9/2004	541155	1/8/2004	Kor210792	REGISTERED	03
03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils

THAILAND	T30181TH01	1/9/2004	541156	11/17/2004	Kor205642	REGISTERED	9
9 - eye wear
THAILAND	T30181TH02	1/9/2004	5 11157	1/10/2005	Kor207816	REGISTERED	14
14 - watches and jewelry
THAILAND	T30181TH03	1/9/2004	541159	1/9/2004	Kor214180	REGISTERED	18
18 - handbags and leather straps
THAILAND	T30181TH04	1/9/2004	541160	1/9/2004	Kor2124336	REGISTERED	25
25 - Clothing namely, skirts, suits, slacks, pants, shorts, skorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits

VIETNAM	T30181VN00	1/6/2004	00136	4/22/2005	62154	REGISTERED	03,9,14
							18,25
03 - Perfume, cologne, eau de toilette, room and personal fragrance sprays, soaps, namely hand soap and skin soap, skin cleansers, skin lotions and creams, skin moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation make-up, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eyeliner, mascara and eyebrow pencils
9 - Sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames.
14 - jewelry and watches
18 - Luggage, handbags, purses, attaché cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, cosmetic bags sold empty, briefcase type portfolios, umbrellas; Small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport cases; umbrellas
25 - Clothing namely, skirts, suits, slacks, pants, shorts, skorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, denim jackets, and jumpsuits and footwear namely, shoes, boots, sandals, sneakers and slippers

JONES NEW YORK SPORT

AUSTRALIA	T00113AU00	11/2/2001	893983	6/18/2002	893983	REGISTERED	25
25 - Clothing, footwear and headgear
CANADA	506	6/29/1994	0758083	6/14/1996	TMA459326	REGISTERED	25
25 - Ladies clothing, namely, blouses, knit tops, pants, slacks, skirts, sweaters, jackets, shells, coats, dresses, shorts.

Owner Trademark Image	Printed: 4/7/2011 Page 86

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES NEW YORK SPORT continued . . .
CANADA	514	4/29/1998	876711	1/15/2003	TMA573653	REGISTERED	25,18,14
							9
25 - Clothing for Men and Women namely Men’s hosiery, leather outerwear, underwear, neckties, casual and sport shirts, belts and suspenders; Women’s, junior misses and petite’s jackets, slacks, shorts, suits, sweaters, vests, skirts, knit and woven skirts, knit and woven pants, two piece woven suits, swimwear, coats, rainwear, leather outerwear, sweaters, scarves, hosiery; footwear, hats, and belts. Luggage, handbags, purses, attache cases, briefcases, camera bags, wallets, checkbook covers, schoolbags, tote bags, sport tote bags, duffel bags, beach bags, travel trunks and valises, cosmetic bags, briefcase-type portfolios, key fobs, key cases, Costume jewelry, hair accessories, Men’ and Women’s ophthalmic and non-ophthalmic eyeglasses, sunglasses and eyeglass accessories

18 -
14 -
9 -
EUROPEAN UNION	490	4/1/1996	64956	2/2/1998	64956	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
Clothing, footwear, headgear.

18 -
25 -
MONGOLIA	939	6/29/2000	3279	9/14/2000	3115	REGISTERED	25
25 - Clothing for women and misses, namely knitted and woven skirts, suits, slacks, blouses, dresses, coats, sweaters, scarves, vests, jackets, hosiery, footwear; tailored clothing for men namely knitted and woven suits, slacks jackets, pants, sports coats and neckwear

SOUTH KOREA	50	8/20/1996	96-36495	6/25/1998	406282	REGISTERED	25
25 - Clothing, personal ornaments, artificial flowers.
Western-Style Clothes: full dress, business suits, school uniform, work clothes, trousers, evening dress, suits, skirt, children’s clothing, overcoat, raincoat, mantle.
Korean-Style Clothes: “baji” (trousers), “jugori” (Korean jacket), “chima” (Korean skirt), “duramagi” (Korean overcoat), “dongjung” (neck band), “magoza” (Korean halfcoat), “baja” (Korean vest).
Sweaters, Shirts, Underwear, Pajamas: sweater, cardigan, vest, shirt, collar, cuffs, blouses, sport shirt, polo shirt, undershirt, pants, combination, chemise, slip, petticoat, corset, brassiere, bathing suit, bathing hat, nightgown, pajamas, negligee, night cloth, uniform.
Other Clothing: socks, “busuns” (Korean socks), “busun” cover, gloves (including rubber gloves, insulating rubber gloves and medical gloves), “mokdori” (Korean neck wrap), muffler, scarf, neckerchief, shawl, necktie, gaiters, apron, diaper, stockings.
Masks: welding mask, gas mask, dust-proof mask, sanitary mask.
Fireproof Clothes; Hats: hat, nightcap, helmet, “kwan” (old Korean hat), “manggun” (Korean headband), “nambawi” (Korean fur hat).
Cloth-Made Accessories: handkerchief, towel, “bezagi” (packing cloth).
Belts: belt, suspenders, garters, “denim” (Korean garters).
Personal Ornaments: necklace, earring, bracelet, brooch, ring, necktie pin, badge, medal, buckle, ornamental ribbon, “binyu” (topknot pin), hairpin, hair net, insignia, false lock of hair, human hair, “daenggi” (Korean hair ribbon), wig, “mori shimji” (Korean paddings of hair), hair ribbon, safety pin.
Buttons: button, cuff button, press button, hook, slide fastener, magic tape.
Artificial Flower.

JONES NEW YORK SUIT

CANADA	515	4/29/1998	876706	7/3/2002	TMA564230	REGISTERED	25
25 - Ladies Suits

JONES NEW YORK WOMAN

CANADA	508	9/17/1990	0666535	8/5/1994	TMA431348	REGISTERED	25
25 - Ladies clothing, namely, blouses, knit tops, pants, slacks, skirts, sweaters, jackets, shells, coats, dresses, shorts.

Owner Trademark Image	Printed: 4/7/2011 Page 87

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES STUDIO

CANADA	511	6/22/1995	0785855	2/25/1997	TMA471638	REGISTERED	25
25 - Women’s Sportswear, namely - petite, women’s and misses’ skirts, slacks, shorts, sweaters, suits, blouses, dresses, coats, jackets, and eyeglass frames and hosiery.
CANADA	T00117CA01	5/21/2002	1141495	11/3/2008	727656	REGISTERED	NA
NA - Jewelry, watches; clothing, namely, pajamas, bras, panties, underwear, briefs, bathrobes and nightgowns.
CANADA	T00117CA03	5/29/2006	1302979	6/29/2007	691163	REGISTERED	025
025 - Knit and woven scarves, shawls, wraps, pareos, handkerchiefs, hats, and gloves.

JONES STUDIO ESSENTIALS

CANADA	T00117CA02	5/28/2002	1141494	9/26/2003	TMA590962	REGISTERED	14
14 - Jewelry

JONES WEAR

CANADA	516	4/29/1998	876710	1/21/2002	TMA556182	REGISTERED	25
25 - Clothing for Men and Women namely Men’s sportcoats, hosiery, leather outerwear, underwear, neckties, dress shirts, casual and sport shirts, belts and suspenders; Women’s, junior misses and petite’s jackets, slacks, shorts, suits, sweaters, vests, skirts, knit and woven skirts, knit and woven pants, two piece woven suits, blouses. Knit tops. leather outerwear, sweaters, hosiery

CANADA	1010	2/19/2001	1093287	5/14/2003	TMA581591	REGISTERED	14
14 - Hair Accessories namely, hairclips, pins, combs, barrettes, bands and ornaments. Women’s costume jewelry, namely earrings, bracelets, necklaces, pins, pendants and rings.
CHILE	43	9/21/1994	286,198	7/5/1996	764965	REGISTERED	25
25 - Clothing, footwear, headgear.
CHILE	T00118CL01		678448	4/24/1995	723540	REGISTERED	014
014 - Jewelry
EUROPEAN UNION	491	4/1/1996	64923	2/27/1998	64923	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
Leather and imitations of leather, and goods made of these materials and not included in other classes : animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.
Clothing, footwear, headgear.

18 -
25 -

Owner Trademark Image	Printed: 4/7/2011 Page 88

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES WEAR continued . . .
SOUTH KOREA	53	8/20/1996	96-36498	6/25/1998	406285	REGISTERED	25
25 - Clothing, personal ornaments, artificial flowers.
Western-Style Clothes: full dress, business suits, school uniform, work clothes, trousers, evening dress, suits, skirt, children’s clothing, overcoat, raincoat, mantle.
Korean-Style Clothes: “baji” (trousers), “jugori” (Korean jacket), “chima” (Korean skirt), “duramagi” (Korean overcoat), “dongjung” (neck band), “magoza” (Korean halfcoat), “baja” (Korean vest).
Sweaters, Shirts, Underwear, Pajamas: sweater, cardigan, vest, shirt, collar, cuffs, blouses, sport shirt, polo shirt, undershirt, pants, combination, chemise, slip, petticoat, corset, brassiere, bathing suit, bathing hat, nightgown, pajamas, negligee, night cloth, uniform. Other Clothing: socks, “busuns” (Korean socks), “busun” cover, gloves (including rubber gloves, insulating rubber gloves and medical gloves), “mokdori” (Korean neck wrap), muffler, scarf, neckerchief, shawl, necktie, gaiters, apron, diaper, stockings.
Masks: welding mask, gas mask, dust-proof mask, sanitary mask.
Fireproof Clothes; Hats: hat, nightcap, helmet, “kwan” (old Korean hat), “manggun” (Korean headband), “nambawi” (Korean fur hat).
Cloth-Made Accessories: handkerchief, towel, “bezagi” (packing cloth).
Belts: belt, suspenders, garters, “denim” (Korean garters).
Personal Ornaments: necklace, earring, bracelet, brooch, ring, necktie pin, badge, medal, buckle, ornamental ribbon, “binyu” (topknot pin), hairpin, hair net, insignia, false lock of hair, human hair, “daenggi” (Korean hair ribbon), wig, “mori shimji” (Korean paddings of hair), hair ribbon, safety pin.
Buttons: button, cuff button, press button, hook, slide fastener, magic tape.
Artificial Flower.

JONES WEAR and Design

CANADA	517	5/6/1998	877345	1/14/2004	TMA599436	REGISTERED	25
25 - Clothing for Men and Women namely Men’s sportcoats, hosiery, leather outerwear, underwear, neckties, dress shirts, casual and sport shirts, belts and suspenders; Women’s, junior misses and petite’s jackets, slacks, shorts, suits, sweaters, vests, skirts, knit and woven skirts, knit and woven pants, two piece woven suits, blouses. Knit tops. leather outerwear, sweaters, hosiery

JONES WEAR SPORT

CANADA	519	4/29/1998	876708	7/4/2006	666968	REGISTERED	25
25 - Women’s, junior misses and petite’s jackets, slacks, shorts, suits, sweaters, vests, skirts, knit and woven skirts, knit and woven pants, two piece woven suits, blouses. Knit tops. leather outerwear, sweaters, hosiery

JONESWEAR

BRAZIL	T00103BR02	7/31/2003	825737940	9/14/2010	825737940	REGISTERED	25
25 - FOOTWEAR, namely shoes, boots, sandals and slippers.
CANADA	T00103CA02	7/31/2003	1186201	8/29/2007	695052	REGISTERED	9
9 - eyewear

JUDITH JACK

ANGUILLA	T30044AI00			12/11/2002	3453	REGISTERED	10,14,50
10 - Watches (Local Class 10)
14 - Local Class 14. Goods of precious metals (including nickel, Brittannia Metal) and jewelry and imitations of such goods and jewelry.
50 - (10) Local Class 50(10)
ANTIGUA & BARBUDA	T30044AG00	3/6/2002	6012	3/6/2002	6012	REGISTERED	14
14 - Jewelry and watches

Owner Trademark Image	Printed: 4/7/2011 Page 89

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JUDITH JACK continued . . .
ARUBA	T30044AB00	11/29/2001	0112g.12	3/19/2003	22281	REGISTERED	14,18,25
14 - Jewelry and watches
18 - Handbags
25 - Belts
AUSTRALIA	T30044AU00	9/27/2001	890509	9/27/2001	890509	REGISTERED	14,18,25
14 - Jewelry and watches
18 - Handbags
25 - Belts
BAHAMAS	T30044BS00	1/28/2002	24542	1/28/2002	24542	REGISTERED	38
38 - ARTICLES OF CLOTHING (TO COVER “BELTS)
BAHAMAS	T30044BS01	1/28/2002	24525	9/27/2006	24525	REGISTERED	37
37 - LEATHER, SKINS UNWROUGHT AND WROUGHT, AND ARTICLES MADE OF LEATHER NOT INCLUDED IN OTHER CLASSES (TO COVER “HANDBAGS AND BELTS”. PROVIDING THESE CASES OF MADE OF LEATHER.
BAHAMAS	T30044BS02	1/28/2002	24526	9/27/2006	24526	REGISTERED	14
14 - GOODS OF PRECIOUS METALS AND JEWELLRY, AND IMITATIONS OF SUCH GOODS AND JEWELLRY (TO COVER
BAHAMAS	T30044BS03	1/28/2002	24527	1/28/2002	24527	REGISTERED	10
10 - Horological instruments (to cover “watches”)
BARBADOS	T30044BB00			9/6/2002	81/16333	REGISTERED	14
14 - Jewelry and watches
BARBADOS	BB			9/6/2002	81/16334	REGISTERED	18
18 - Handbags
BARBADOS	T30044BB02			9/6/2002	81/16335	REGISTERED	25
25 - Belts
BENELUX	T30044BX00	5/10/2001	998066	5/10/2001	715810	REGISTERED	14,18,25
14 - Watches and Jewelry
18 - Handbags
25 - Belts
BENELUX	T30044BX01	9/27/2001	990643	9/27/2001	704346	REGISTERED	14,18,25
14 - Watches and Jewelry
18 - Handbags
25 - Belts
BERMUDA	T30044BM00	10/2/2001	33564	10/2/2001	33564	REGISTERED	14
14 - Jewelry and watches
BERMUDA	T30044BM01	10/2/2001	33565	10/2/2001	33565	REGISTERED	18
18 - HANDBAGS
BERMUDA	T30044BM02	10/2/2001	33566	10/2/2001	33566	REGISTERED	25
25 - Belts
BRITISH VIRGIN	T30044VG00	12/21/2002	N/A	12/21/2002	3803	REGISTERED	14,37,25
14 - watches
37 - Handbags
25 - Belts
CANADA	T30044CA00	9/7/2000	1074054	8/30/2002	566752	REGISTERED	14
14 - JEWELRY; WATCHES AND bELTS; HANDBAGS AND PURSES
CHINA	T30044CN00	9/29/2001	2001183700	12/7/2002	2010275	REGISTERED	14
14 - Watches and Jewelry
CHINA	T30044CN02	9/29/2001	2001183701	1/14/2003	1992111	REGISTERED	25
25 - Belts
CHINA	T30044CN03			11/28/2002	2001288	REGISTERED	18
18 -

Owner Trademark Image	Printed: 4/7/2011 Page 90

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JUDITH JACK continued . . .
CURACAO	T30044NT00	10/5/2001	D-3844	10/5/2001	03195	REGISTERED	14,18,25
14 - Jewelry and watches
18 - Handbags
25 - Belts
DOMINICA	T30044DM00	11/6/2001	2003-7171	6/6/2008	1012008	REGISTERED	14,18
14 - JEWELRY
18 - LOCAL CLASS 37 FOR BELTS AND HANDBAGS
DOMINICAN	T30044DO00	11/6/2001	001-114081-0	1/15/2002	133350	REGISTERED	14
14 - Jewelry
DOMINICAN	T30044DO01	11/6/2001	001-1114081	1/15/2002	133433	REGISTERED	18
18 - Handbags
DOMINICAN	T30044DO02	11/6/2001	2003-9969	1/15/2002	133427	REGISTERED	25
25 - Belts
EUROPEAN UNION	T30044EU00	10/31/2003	003512639	5/13/2005	003512639	REGISTERED	14,18,25
14 - ALL GOODS IN THE CLASS							35
18 - ALL GOODS IN THE CLASS
25 - ALL GOODS IN THE CLASS
35 - ALL GOODS IN THE CLASS
FEDERATION OF	T30044RU00	7/5/2005	2005716350	7/19/2006	310743	REGISTERED	14,35
14 - jewelry, watches
35 - retail store services
FRANCE	T30044FR00	9/25/2001	013122581	9/25/2001	013122581	REGISTERED	14,18,25
14 - Watches and jewelry
18 - Handbags
25 - Belts
HAITI	T30044HT00			4/30/2002	277-133	REGISTERED	14
14 - Jewelry and Watches
HAITI	T30044HT01			4/30/2002	278-133	REGISTERED	18
18 - Handbags
HAITI	T30044HT02			4/30/2002	279-133	REGISTERED	25
25 - Belts
HONG KONG	T30044HK00	9/28/2001	15821/2001	9/28/2001	200203616AA	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches, horological and chronometric instruments all included in Class 14.
18 - Leather and imitations of leather and goods made of these materials; handbags; toilet bags; trunks and travelling bags; travel cases; luggage; suitcases; haoldalls; bags; vanity cases; briefcases; attache cases; purses; wallets; credit card cases and holders; umbrellas; parasols; walkiong sticks; shooting sticks; shoulder belts; parts and fittings for all the aforesaid goods; all included in Class 18.
25 - Clothing, belts (clothing), footwear, headgear.

ITALY	T30044IT00	3/14/2002	F12002C000239	9/4/2006	1018525	REGISTERED	14,18,25
14 - Jewelry and watches
18 - Handbags
25 - Belts
JAMAICA	T30044JM00	10/10/2001	41356	10/9/2001	41356	REGISTERED	14,18,25
14 - Jewelry and watches
18 - Handbags
25 - Belts
JAPAN	T30044JP01	8/10/2001	73380/2001	5/2/2003	4667918	REGISTERED	14,18,25
14 - Raw ores of jewels, watches and clocks
18 - Handbags, evening bags, other bags, pouches
25 - Bands, belts
JAPAN	T30044JP02	7/12/2002	058567/2002	5/21/2004	4771958	REGISTERED	14
14 - Personal ornaments, jewels and imitation of jewels

Owner Trademark Image	Printed: 4/7/2011 Page 91

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JUDITH JACK continued . . .
KUWAIT	T30044KW00	3/27/2002	539962	3/27/2002	44350	REGISTERED	14
14 - Jewelry and watches
KUWAIT	T30044KW01	3/27/2002	53963	3/27/2002	44382	REGISTERED	18
18 - Handbags
KUWAIT	T30044KW02	3/27/2002	53964	3/27/2002	44383	REGISTERED	25
25 - Clothing
LEBANON	T30044LB00	1/3/2002	140	1/3/2002	89391	REGISTERED	14,18,25
14 - Jewelry and watches
18 - Handbags
25 - Belts
MEXICO	T30044MX03	9/20/2001	507880	5/31/2002	750272	REGISTERED	25
25 - BELTS
MEXICO	T30044MX04	9/20/2001	507879	5/31/2002	750271	REGISTERED	14
14 - WATCHES AND JEWELRY
MONTSERRAT	T30044MS00			2/22/2002	3259	REGISTERED	10,14,37
10 - Watches
14 - Jewelry
37 - Leather handbags and belts.
PANAMA	T30044PA00	9/28/2001	117356	9/28/2001	117356	REGISTERED	14
14 - JEWELRY AND WATCHES
PANAMA	T30044PA01	9/28/2001	117358	9/28/2001	117358	REGISTERED	18
18 - Handbags(No translation of the goods)
PUERTO RICO	T30044PR00	12/5/2001	51,391	12/5/2001	51,391	REGISTERED	14
14 - Jewelry
PUERTO RICO	T30044PR01	12/5/2001	51,390	12/5/2002	51,389	REGISTERED	18
18 - Leather Goods
PUERTO RICO	T30044PR02	12/5/2001	51,389	12/5/2001	51,390	REGISTERED	25
25 - Clothing
SAINT KITTS & NEVIS	T30044KN00			1/9/2002	5221	REGISTERED	14,18,25
14 - Jewelry and watches
18 - Handbags
25 - Belts
SINGAPORE	T30044SG00	10/2/2001	T01/15502I	10/2/2001	T/01/155021	REGISTERED	14
14 - JEWELRY AND WATCHES
SINGAPORE	T30044SG01	10/2/2001	T01/15503G	10/2/2001	T01/15503G	REGISTERED	18
18 - Handbags
SINGAPORE	T30044SG02	10/2/2001	T01/15504E	10/2/2001	T01/15504E	REGISTERED	25
25 - Belts
SOUTH KOREA	T30044KR00	9/29/2001	40-2001-43444	6/17/2003	40-551301	REGISTERED	14,18,25
14 - Wallets of precious metal, handbags of precious metal, jewel cases of precious metal, costume jewelry, cloisonne jewelry, marcasite jewelry, silver leafs, wrough silver articles, earrings, buckles of precious metal, belt ornaments of preciou metal, pins of preciou metal, necktie pins, necklaces, rings, anklets, ornamental pins, charms, tie clips, bracelets, stopwatches, movements for clocks and watches, clock dials, clock hands, watch springs, watch crystals, watch chains, watch cases, clockworks, electric clocks and watches, electronic clocks and watches, wrist watches, pocket watches, key holders, and cuff links.
18 - Sponge leather, imitation leather cloth, imitation fur, polyurethane leather, key cases of leatherware, name card cases, knapsacks, wallets not of precious meta, brief cases, check holders, credit card cases, traveling bags, opera bags, passport cases, school bags, handbags, boxes of leather, leather straps, umbrellas and umbrella cases.
25 - Suspenders for clothing, and leather belts.

SOUTH KOREA	T30044KR01	1/15/2003	70-2003-34	4/12/2004	551301	REGISTERED	14
14 - Amulets (jewelry)
SPAIN	T30044ES00	10/10/2001	2429679	10/10/2002	2429679	REGISTERED	14
14 - Jewelry and watches

Owner Trademark Image	Printed: 4/7/2011 Page 92

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JUDITH JACK continued . . .
SPAIN	T30044ES01	10/10/2001	2429680	10/10/2002	2429680	REGISTERED	18
18 - Handbags
SPAIN	T30044ES02	10/10/2001	2429681	10/10/2002	2429681	REGISTERED	25
25 - Belts
SWITZERLAND	T30044CH00	9/27/2001	9455/2001	9/27/2002	495133	REGISTERED	14,18,25
14 - Jewelry and watches
18 - Handbags
25 - Belts
TAIWAN	T30044TW00	9/27/2001	90039779	6/16/2002	1002279	REGISTERED	14
14 - Watchjes and jewelry
TAIWAN	T30044TW01	9/26/2001	90039780	11/16/2002	1023455	REGISTERED	18
18 - Handbags
TAIWAN	T30044TW02	9/26/2001	90039781	11/1/2002	1021158	REGISTERED	25
25 - Belts (clothing)
TURKS & CAICOS	T30044TC00	1/3/2002	12666	1/3/2002	12666	REGISTERED	14
14 - All goods listed in class to include watches and jewelry
TURKS & CAICOS	T30044TC01	1/3/2002	12667	1/3/2002	12667	REGISTERED	18
18 - All goods isted in Class 18 to include “Handbags”.
TURKS & CAICOS	T30044TC02	1/3/2002	12668	1/3/2002	12668	REGISTERED	25
25 - All goods listed in Class to include “belts”.
UNITED ARAB EMR	T30044AE00	1/21/2002	45893	4/5/2003	36854	REGISTERED	14
14 - Jewelry and watches
UNITED ARAB EMR	T30044AE01	1/21/2002	45895	4/5/2003	36852	REGISTERED	25
25 - Belts
UNITED ARAB EMR	T30114AE00	1/21/2002	45894	4/5/2003	36853	REGISTERED	18
18 - Handbags
UNITED KINGDOM	T30044GB01	9/27/2001	2281725	9/27/2001	2281725	REGISTERED	14,18,25
14 - jewelry and watches
18 - Handbags
25 - Belts

JUDITH JACK in Chinese Characters

TAIWAN	T30110TW00	11/28/2001	90048516	8/1/2002	1009598	REGISTERED	14
14 - Watches and Jewelry
TAIWAN	T30110TW01	11/28/2001	90048517	1/3/2003	1035191	REGISTERED	18
18 - Handbags
TAIWAN	T30110TW02	11/28/2001	90048518	11/16/2002	1023858	REGISTERED	25
25 - Belts (clothing).

JUDITH JACK JJ & DESIGN

ITALY	T30048IT00			6/12/1996	00775087	REGISTERED	18
18 - HANDBAGS AND SMALL LEATHER GOODS AND ALL OTHER GOODS IN CLASS 18.

Owner Trademark Image	Printed: 4/7/2011 Page 93

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JUDITH JACK THAILAND AND JJ AND DESIGN

THAILAND	T30046TH00	7/20/1994	268946	7/20/1994	Kor36217	REGISTERED	14
14 - RINGS, BROOCHES, EARRINGS, NECKLACES, BRACELETS, PENDANTS MADE OF GOLD, SILVER AND PLATINUM AND TRINKETS OF JEWELRY.

KASPER

AUSTRALIA	118402	2/23/1998	755735	2/23/1998	755735	REGISTERED	25
25 - Wearing apparel, including sweaters, shirts, blouses, t-shirts, pants, jeans, skirts, dresses, shorts, jackets, coats, suits, raincoats, capes, ponchos, shawls, scarves and vests.
BENELUX	118405	2/20/1998	910855	2/20/1998	627110	REGISTERED	25
25 - Clothing, footwear, headgear.
CANADA	127214	10/20/1992	715144	3/10/1998	TMA491089	REGISTERED	42,25
42 - Designing clothing, sheets, pillowcases, tablecloths, table decorations, wall coverings, curtains, drapes, furs, towels and bathroom accessories for others.
25 - (1) Wearing apparel, namely: sweaters, shirts, blouses, T-shirts, pants, jeans, skirts, shorts, jackets, coats, suits, raincoats, capes, ponchos, shawls, scarves, evening gowns, evening skirts and tops, daytime and cocktail dresses, tennis shorts, tennis shirts, tennis dresses, fur coats, fur trimmed coats, fur lined coats and reversible fur coats having fur on one side, cloth on the opposite side and wearable on either side. (2) Women’s clothing, namely: suits, suit-like costumes, dresses; women’s sportswear, namely; pants, tops, shirts, skirts, sweaters, blouses and vests. (3) Men’s clothing, namely; jogging suits, bathing suits, sweat shirts, swim wear, sports jackets, sports coats, raincoats, overcoats, evening shirts, ties, bow ties, blazers, jackets, suits, tuxedos, pants, trousers, slacks, Bermuda shorts, shirts, sport shirts, T-shirts, polo shirts, vests, sweaters; women’s clothing; namely: coats, raincoats, shorts.

EUROPEAN UNION	118445	10/19/2001	2417798	7/19/2004	2417798	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments; jewelry made of precious metals or coated therewith, namely ankle bracelets, identification bracelets, bracelets, belt buckles, brooches, chains, charms, ear clips, cufflinks, earrings, hat ornaments, money clips, necklaces, ornamental pins, pendants, rings, tie clips, tie pins, tie tacks, wedding bands — all made of precious metal or coated therewith; costume jewelry; watches, parts and accessories thereof, namely wrist watches, stop watches, watch fobs, pocket watches; watch bands, watch straps, watch bracelets, watch chains, watch cases, watch movements; clocks, namely wall clocks, table clocks, alarm clocks;

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; parasols and walking sticks; whips, harness and saddlery; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), leather shoulder belts, grooming kits (sold empty), wallets, billfolds, credit card cases, business card cases, key cases, passport cases, coin purses, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attache cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, satchels, suitcases, luggage, trunks; umbrellas; beach umbrellas;

25 - Clothing, namely coats, overcoats, trench coats, fur coats, capes, raincoat, ponchos, anoraks, parkas, blazers, jackets, cardigans, boleros, sport coats, wind resistant jackets, fur stoles, suits, vests, dresses, caftans, evening gowns, cocktail dresses, jumpers, skirts, evening skirts and tops, pants, slacks, trousers, jeans, dungarees, jumpsuits, overalls, coveralls, flight suits, jogging suits, sweat pants, shorts, skorts, rompers, culottes, sweaters, pullovers, jerseys, shirts, formal shirts, blouses, tunics, sweatshirts, T-shirts, halter tops, tank tops, bodysuits, unitards, camisoles, chemises, undershirts, slips, bustiers, garter belts, briefs, boxer shorts, bloomers, underpants, panties, thermal underwear, lingerie, nightgowns, night shirts, negligees, robes, pajamas, aprons, hosiery, pantyhose, tights, knee high stockings, leg warmers, leggings, socks, neckties, bow ties, ascots, pocket squares, handkerchiefs, scarves, shawls, neckerchiefs, gloves, mittens, belts, sashes, cummerbunds, swimwear, bathing suits, beach robes, beachwear, sarongs, ski apparel, ski suits, ski bibs, ski pants, ski gloves, thermal socks, golf apparel, golf shirts, golf pants, golf shorts, golf gloves, tennis apparel, tennis shirts, tennis pants, tennis shorts, tennis gloves, infant wear, creepers, snow suits, bibs, booties, pinafores, playsuits; headwear, namely hats, caps, berets, earmuffs, hoods, head bands; footwear, namely shoes, sandals, boots, high boots, hiking boots, slippers, galoshes, sneakers, athletic footwear, golf shoes, tennis shoes.

FEDERATION OF	248084	7/5/2005	2005716225	3/19/2007	322845	REGISTERED	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, footwear, headgear.
35 - Advertising; business management; business administration; office functions; bringing togther for the benefit of others a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase the goods; procurement services for others [purchasing goods and services for other businesses].

FRANCE	118404	2/25/1998	98719963	2/25/1998	98719963	REGISTERED	25
25 - Wearing apparel, namely, sweaters, shirts, blouses, t-shirts, pants, jeans, skirts, dresses, shorts, jackets, coats, suits, raincoats, capes, ponchos, shawls, scarves and vests.

Owner Trademark Image	Printed: 4/7/2011 Page 94

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
KASPER continued . . .
IRELAND	118400	2/23/1998	207445	2/23/1998	207445	REGISTERED	25
25 - Clothing, footwear, headgear included in Class 25.
KENYA	225235	11/17/2004	56759	11/17/2004	56759	REGISTERED	25
25 - Clothing, footwear, headgear.
MEXICO	118391	11/21/2002	576248	6/9/2004	836458	REGISTERED	25
25 - Clothing, footwear and headgear
NIGERIA	225236	11/24/2004	94734/04	6/14/2007	70766	REGISTERED	25
25 - Clothing, footwear, headgear.
PAKISTAN	240355	1/25/2005	205219	1/25/2005	205219	REGISTERED	25
25 - Clothing, footwear, headgear.
SWITZERLAND	168948	5/7/2004	53009/2004	5/7/2004	522730	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery

25 - Clothing, footwear, headgear
UNITED KINGDOM	118394	2/24/1998	2159060	2/24/1998	2159060	REGISTERED	25
25 - Articles of clothing; sweaters, shirts, blouses, t-shirts, pants, jeans, skirts, dresses, shorts, jackets, coats, suits, raincoats, capes, ponchos, shawls, scarves and vests.

L. E. I. LIFE ENERGY INTELLIGENCE and Design

CHILE	T30164CL00		873341	9/10/1999	866617	REGISTERED	25
25 - apparel footwear and headgear

L.E. I.

CANADA	T30164CA01		1026519	8/23/2002	566343	REGISTERED	25
25 - Apparel, namely, jeans, shirts, jackets, vests, pants, sweaters, sweatpants, jumpsuits, shorts, skorts, overalls, shortalls, dresses, skirts and T-shirts.
clothing, namely, lingerie and footwear, namely, shoes, sneakers, boots and sandals.

L.E.I

AUSTRALIA	T30154AU00			3/31/2000	799363	REGISTERED	25
25 - Apparel, footwear and headgear
CHINA	T30154CN00			4/28/2001	1560617	REGISTERED	18
18 - HANDBAGS and LEATHER GOODS
COSTA RICA	T30154CR00			3/2/2000	118738	REGISTERED	25
25 - Apparel footwear and headgear
CZECH REPUBLIC	T30154CZ01	7/23/1999	145116	8/25/2004	264928	REGISTERED	25
25 - Apparel footwear and headgear
DOMINICAN	T30154DO00			10/15/1999	107455	REGISTERED	25
25 - Apparel footwear and headgear
ECUADOR	T30154EC00			5/12/2000	256500	REGISTERED	25
25 - Apparel footwear and headgear

Owner Trademark Image	Printed: 4/7/2011 Page 95

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
L.E.I continued . . .
EL SALVADOR	T30154SV00		5682/99	8/7/2000	8book113p17-18	REGISTERED	25
25 - Apparel footwear and headgear
EL SALVADOR	T30154SV01		5684/99	2/11/2002	139book150	REGISTERED	25
25 - Apparel
ESTONIA	T30154EE00			2/22/2001	33407	REGISTERED	25
25 - Apparel footwear and headgear
GUATEMALA	T30154GT00			11/24/1999	100829	REGISTERED	25
25 - Apparel footwear and headgear
HUNGARY	T30154HU00	7/22/1999	M99 03502	7/22/1999	169158	REGISTERED	25
25 - Apparel
INDIA	T30154IN00	7/15/1999	866123	2/24/2006	866123	REGISTERED	25
25 - Apparel footwear and headgear

L.E.I and Design

DOMINICAN	T30154DO02			10/15/1999	107486	REGISTERED	25
25 - Shoes
EL SALVADOR	T30154SV02		5745/1999	8/7/2000	16book113p33-4	REGISTERED	25
25 - Apparel

L.E.I Design

GUATEMALA	T30154GT01			11/24/1999	100830	REGISTERED	25
25 - Apparel footwear and headgear

L.E.I and Design

COSTA RICA	T30154CR02			3/2/2000	118721	REGISTERED	25
25 - Apparel footwear and headgear
CZECH REPUBLIC	T30154CZ02		0145115	12/23/2003	259584	REGISTERED	25
25 - Apparel footwear and headgear
CZECH REPUBLIC	T30154CZ03	7/23/1999	145116	8/25/2004	264928	REGISTERED	25
25 - Apparel footwear and headgear
DOMINICAN	T30154DO01			10/5/1999	108184	REGISTERED	25
25 - Apparel footwear and headgear
ECUADOR	T30154EC01			5/12/2000	256600	REGISTERED	25
25 - Apparel footwear and headgear
ESTONIA	T30154EE01			2/22/2001	33408	REGISTERED	25
25 - Apparel footwear and headgear

Owner Trademark Image	Printed: 4/7/2011 Page 96

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
L.E.I LIFE ENERGY INTELLIGENCE and Design

AUSTRALIA	T30154AU02	12/24/1999	na	12/24/1999	782897	REGISTERED	25
25 - Apparel footwear and headgear
COSTA RICA	T30154CR01			4/7/2000	119564	REGISTERED	25
25 - Apparel footwear and headgear
CZECH REPUBLIC	T30154CZ00	12/27/1999	na	12/27/1999	222046	REGISTERED	25
25 - Apparel footwear and headgear
DOMINICAN	T30154DO03			4/30/1999	103685	REGISTERED	25
25 - Apparel footwear and headgear
ECUADOR	T30154EC02			2/13/2001	1212101	REGISTERED	25
25 - Apparel footwear and headgear
EL SALVADOR	T30154SV03			9/21/2001	125139p251-252	REGISTERED	25
25 - Apparel
ESTONIA	T30154EE02			8/24/2000	31949	REGISTERED	25
25 - Apparel footwear and headgear
EUROPEAN UNION	T30154EU01	1/22/1999	1056340	1/22/1999	1056340	REGISTERED	25
25 - Apparel footwear and headgear

L.E.I LIFE ENERGY INTELLIGENCE Design

GUATEMALA	T30154GT02		99-00219	7/21/1999	96898	REGISTERED	25
25 - Apparel footwear and headgear
HONDURAS	T30154HN00			4/1/2000	76993	REGISTERED	25
25 - Apparel footwear and headgear
HONG KONG	T30154HK01			2/3/1999	422/2001	REGISTERED	25
25 - Apparel footwear and headgear
HUNGARY	T30154HU02			1/20/1999	169502	REGISTERED	25
25 - Apparel footwear and headgear

L.E.I LIFE ENERGY INTELLIGENCEand Design

INDIA	T30154IN03	1/25/1999	838308	1/20/2006	838308	REGISTERED	25
25 - Apparel footwear and headgear

L.E.I.

ARGENTINA	T30162AR00		2228852	7/31/2003	1943423	REGISTERED	25
25 - apparel
BERMUDA	T30162BM00	5/31/2007	47189	12/5/2008	47189	REGISTERED	9
9 - Sunglasses

Owner Trademark Image	Printed: 4/7/2011 Page 97

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
L.E.I. continued . . .
BERMUDA	T30162BM01	5/31/2007	47190	12/5/2008	47190	REGISTERED	14
14 - Jewelry and Watches
BERMUDA	T30162BM02	5/31/2007	47191	12/5/2008	47191	REGISTERED	18
18 - Handbags
BERMUDA	T30162BM03	5/31/2007	47192	12/5/2008	47192	REGISTERED	25
25 - Lingerie, hats, leg wear, jackets, coats, jeans and footwear
CHILE	T30162CL00	7/10/1999	453695	2/23/2007	780476	REGISTERED	25
25 - apparel footwear and headgear
CHINA	T30162CN00		1597242	7/17/2001	1597242	REGISTERED	25
25 - apparel , jeans, shirts, jackets, vests, pants, sweaters, jumpsuits, shorts, skorts, overalls, shortalls, dresses, skirts, T-shirts and sweatpants, tops, bottoms and lingerie; football boots, football shoes, gym shoes, ski boots, jump shoes, running shoes, climbing shoes

CHINA	T30162CN01	12/28/2002	3112145	3/28/2003	3112145	REGISTERED	14
14 - Jewelry and watches
CHINA	T30162CN02	3/12/2002	3112144	8/7/2003	3112144	REGISTERED	25
25 - apparel footwear and headgear
EGYPT	T30162EG00	6/24/2003	160310	6/12/2007	160310	REGISTERED	25
25 - Apparel, namely, jeans, shirts, jackets, vests, pants, sweatpants; jumpsuits; shorts, skorts, overalls, shortalls, dresses, skirts. T-shirts, sweatpants, tops, buttons, lingerie, footwear, socks, belts, coats, jackets, hats. Swimwear, underwear, tank tops and pajamas.

EUROPEAN UNION	T30162EU00	7/8/1999	1234244	7/8/1999	1234244	REGISTERED	25
25 - Clothing, footwear, headgear
EUROPEAN UNION	T30162EU01	10/29/2003	3465671	4/19/2005	3465671	REGISTERED	35,14,18
35 - retail store services
14 - jewelry
18 - hanbags and small leather goods
FEDERATION OF	T30162RU00	10/23/2000	na	10/23/2000	195749	REGISTERED	25
25 - Apparel footwear and headgear
FEDERATION OF	T30162RU01	7/7/2005	2005716499	10/10/2006	314752	REGISTERED	18,35
18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
35 - retail store services
JAPAN	T30162JP01	1/1/1997	1172137	3/12/2004	4755287	REGISTERED	25
25 - Apparel footwear and headgear
LITHUANIA	T30162LT00	7/15/1999	99-1520	9/14/2000	40110	REGISTERED	25
25 - Apparel footwear and headgear
MACAO	T30162MO00	5/6/2005	016856	10/7/2005	016856	REGISTERED	25
25 - apparel, footwear, headgear
MALAYSIA	T30162MY00	2/23/1999	99/07456	2/23/1999	99/07456	REGISTERED	25
25 - Apparel
MEXICO	T30162MX02	8/31/2001	504821	8/26/2008	1055925	REGISTERED	18
18 - HANDBAGS and LEATHER GOODS
NEW ZEALAND	T30162NZ00			2/23/1996	312789	REGISTERED	25
25 - Apparel footwear and headgear
NICARAGUA	T30162NI01		NA	5/10/2000	43822	REGISTERED	25
25 - Apparel belts hats
NORWAY	T30162NO00		na	12/16/1999	200725	REGISTERED	25
25 - Apparel footwear and headgear
PARAGUAY	T30162PY00		na	3/19/2002	245277	REGISTERED	25
25 - Apparel footwear and headgear
PERU	T30162PE00		na	10/7/1999	0058188	REGISTERED	25
25 - Apparel footwear and headgear

Owner Trademark Image	Printed: 4/7/2011 Page 98

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
L.E.I. continued . . .
PHILIPPINES	T30162PH00	10/4/2002	4200208544	2/5/2007	4200208544	REGISTERED	25
25 - Apparel footwear and headgear
POLAND	T30162PL00	8/9/1999	Z205807	1/31/2003	142099	REGISTERED	25
25 - Apparel footwear and headgear
PUERTO RICO	T30162PR00		na	8/12/1999	46245	REGISTERED	25
25 - Apparel footwear and headgear
SINGAPORE	T30162SG00	2/23/1999	na	2/23/1999	T9907784F	REGISTERED	25
25 - Apparel footwear and headgear
SOUTH AFRICA	T30162ZA00	7/21/1999	99/13100	2/23/1999	13100	REGISTERED	25
25 - Apparel footwear and headgear
SRI LANKA	T30162LK00	9/9/1999	93984	4/16/2004	93984	REGISTERED	25
25 - Apparel footwear and headgear
TAIWAN	T30162TW00	7/23/1999	88036128	7/31/2002	1011987	REGISTERED	25
25 - Apparel footwear and headgear
TURKEY	T30162TR00	8/3/1999	na	8/3/1999	1999012678	REGISTERED	25
25 - Apparel footwear and headgear
UKRAINE	T30162UA00	7/22/1999	na	8/15/2002	26377	REGISTERED	25
25 - Apparel footwear and headgear

L.E.I. Design

FEDERATION OF	T30155RU00	9/14/2000	na	9/14/2000	194073	REGISTERED	25
25 - Apparel footwear and headgear
LITHUANIA	T30155LT00	7/15/1999	99-1521	9/14/2000	40111	REGISTERED	25
25 - Apparel footwear and headgear
NEW ZEALAND	T30155NZ00			2/23/1996	312788	REGISTERED	25
25 - Apparel footwear and headgear
PARAGUAY	T30155PY00		na	6/23/2000	225908	REGISTERED	25
25 - Apparel footwear and headgear
PERU	T30155PE00		na	10/29/1999	058704	REGISTERED	25
25 - Apparel footwear and headgear
PUERTO RICO	T30155PR00			8/12/1999	46247	REGISTERED	25
25 - Apparel footwear and headgear
SRI LANKA	T30155LK00	8/9/1999	93983	2/23/2009	93983	REGISTERED	25
25 - Apparel footwear and headgear
TAIWAN	T30155TW00	7/23/1999	88036129	9/16/2002	1011988	REGISTERED	25
25 - Apparel footwear and headgear
THAILAND	T30155TH00	2/23/1999	na	2/23/1999	Kor122039	REGISTERED	25
25 - Apparel footwear and headgear

L.E.I. LIFE ENERGY INTELLIGENCE Design

BRAZIL	T30154BR02	2/5/1999	821172050	11/20/2007	821172050	REGISTERED	25
25 - Apparel r

Owner Trademark Image	Printed: 4/7/2011 Page 99

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
L.E.I. LIFE ENERGY INTELLIGENCE Design continued . . .
EGYPT	T30154EG03	1/27/1999	120861	7/1/2002	120861	REGISTERED	25
25 - Apparel footwear and headgear
FEDERATION OF	T30154RU02	4/11/2000	na	4/11/2000	187277	REGISTERED	25
25 - Apparel footwear and headgear
ISRAEL	T30154IL02	1/20/1999	na	1/20/1999	125234	REGISTERED	25
25 - Apparel
JAPAN	T30154JP01			2/8/2002	4542544	REGISTERED	25
25 - Apparel footwear and headgear
LITHUANIA	T30154LT03	2/2/1999	99-0183	9/11/2000	39800	REGISTERED	25
25 - Apparel footwear and headgear
MALAYSIA	T30154MY03	1/25/1999	=-	1/25/1999	99/00541	REGISTERED	25
25 - Apparel
MEXICO	T30154MX00	3/15/1999	367451	9/17/1999	622720	REGISTERED	25
25 - Apparel footwear and headgear
NEW ZEALAND	T30154NZ02			1/14/1999	303838	REGISTERED	25
25 - Apparel footwear and headgear
NICARAGUA	T30154NI03		na	5/27/2000	44049	REGISTERED	25
25 - Apparel, Belts and Hats
NORWAY	T30154NO02			6/4/1999	197827	REGISTERED	25
25 - Apparel footwear and headgear
PANAMA	T30154PA01			3/12/1999	99324	REGISTERED	25
25 - Apparel
PARAGUAY	T30154PY02		na	7/21/2000	226994	REGISTERED	25
25 - Apparel footwear and headgear
PERU	T30154PE03		374929	5/27/1999	0055153	REGISTERED	25
25 - Apparel footwear and headgear
PHILIPPINES	T30154PH01	10/4/2002	42002008545	7/1/2005	42002008545	REGISTERED	25
25 - Apparel footwear and headgear
POLAND	T30154PL02	2/5/1999	na		134862	REGISTERED	25
25 - Apparel
PUERTO RICO	T30154PR01		na	2/26/1999	44763	REGISTERED	25
25 - Apparel footwear and headgear
ROMANIA	T30154RO00		na	2/3/1999	38364	REGISTERED	25
25 - Apparel footwear and headgear
SINGAPORE	T30154SG03	3/8/1999	na	3/8/1999	T9900247A	REGISTERED	25
25 - Apparel footwear and headgear
SOUTH AFRICA	T30154ZA00	2/12/1999	99/00145	1/7/1999	00145	REGISTERED	25
25 - Apparel footwear and headgear
SRI LANKA	T30154LK01	4/19/1999	92481	4/19/1999	92481	REGISTERED	25
25 - Apparel footwear and headgear
SWITZERLAND	T30154CH00	1/11/1999	462859	7/13/2009	462859	REGISTERED	25
25 - Apparel footwear and headgear
TAIWAN	T30154TW02	1/18/1999	88001890	8/1/2002	1009918	REGISTERED	25
25 - Apparel footwear and headgear
THAILAND	T30154TH07	5/10/2001	na	5/10/2001	Kor133870	REGISTERED	25
25 - Apparel footwear and headgear
TURKEY	T30154TR02	2/2/1999	na	2/2/1999	205990	REGISTERED	25
25 - Apparel footwear and headgear

Owner Trademark Image	Printed: 4/7/2011 Page 100

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
L.E.I. LIFE ENERGY INTELLIGENCE Design continued . . .
UKRAINE	T30154UA00	7/15/1999	99072485	10/15/2002	27359	REGISTERED	25
25 - Apparel footwear and headgear
URUGUAY	T30154UY00	9/17/1999	na	9/17/1999	309714	REGISTERED	25
25 - Apparel footwear and headgear
VENEZUELA	T30154VE00	9/29/2000	na	9/28/2000	P223842	REGISTERED	25
25 - Apparel footwear and headgear

L.E.I. LIFE ENERGY INTELLIGENCE/full original logo

MEXICO	T30154MX15	8/31/2001	504815	11/30/2001	726270	REGISTERED	18
18 - HANDBAGS and LEATHER GOODS

L.E.I. LIFE ENERGY INTELLIGENCE/full updated logo

MEXICO	T30154MX10	8/31/2001	504814	11/30/2001	726269	REGISTERED	18
18 - HANDBAGS and Leather Goods

L.E.I. & Design

FEDERATION OF	T30126RU09	7/7/2005	2005716500	7/7/2006	314240	REGISTERED	18,35
18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
35 - retail store services

L.E.I. (Series)

HONG KONG	T30154HK00	7/20/1996	na	7/20/1999	3675A-D/2002	REGISTERED	25
25 - Apparel footwear and headgear

L.E.I. (Stylized)

CHINA	T30154CN01		1529593	2/28/2001	1529593	REGISTERED	25
25 - apparel

L.E.I. [365] LIFE ENERGY INTELLIGENCE

CHINA	T30478CN01	2/4/2009	7187816	10/7/2010	7187816	REGISTERED	25
25 - Tops and Bottoms

Owner Trademark Image	Printed: 4/7/2011 Page 101

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
L.E.I. and Design

ARGENTINA	T30154AR00		2228854	7/31/2003	1943426	REGISTERED	25
25 - apparel
AUSTRALIA	T30154AU01			12/24/1999	799362	REGISTERED	25
25 - Apparel footwear and headgear
CHILE	T30154CL00	7/19/1999	453697	5/1/2003	453697	REGISTERED	25
25 - apparel footwear and headgear
EUROPEAN UNION	T30154EU00	7/8/1999	1234236	7/8/1999	1234236	REGISTERED	25
25 - Apparel footwear and headgear
MEXICO	T30154MX24	5/3/2003	591075	6/30/2008	1047505	REGISTERED	16
16 -

L.E.I. Design

ISRAEL	T30162IL01			7/12/1999	129146	REGISTERED	25
25 - Apparel footwear and headgear
MALAYSIA	T30162MY01	2/13/1999	99/07454	2/22/1999	99/07454	REGISTERED	25
25 - Apparel footwear and headgear
NICARAGUA	T30162NI02		NA	5/10/2000	43823	REGISTERED	25
25 - Apparel beltsand headgear
POLAND	T30162PL01	8/9/1999	Z205805	1/31/2003	142097	REGISTERED	25
25 - Apparel footwear and headgear
SINGAPORE	T30162SG01	7/26/1999	na	7/26/1999	T9907783H	REGISTERED	25
25 - Apparel footwear and headgear
SOUTH AFRICA	T30162ZA01	7/21/1999	9913101	7/21/1999	9913101	REGISTERED	25
25 - Apparel footwear and headgear

L.E.I. LIFE ENERGY INTELLIGENCE & Design

FEDERATION OF	T30126RU08	7/7/2005	2005716496	7/24/2006	310952	REGISTERED	18,35
18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
35 - retail store services

L.E.I. LIFE ENERGY INTELLIGENCE and Design

CANADA	T30157CA01		877151	5/22/2001	545412	REGISTERED	25
25 - Apparel, namely, jeans, shirts, pants, jumpsuits, shorts, skorts, t-shirts and footwear, namely shoes, boots, and sandals.
CHINA	T30157CN00		1450065	9/28/2000	1450065	REGISTERED	25
25 - apparel footwear and headgear
COLOMBIA	T30157CO00			12/31/1999	224633	REGISTERED	25
25 - apparel footwear and headgear

Owner Trademark Image	Printed: 4/7/2011 Page 102

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
L.E.I. Stylized
JAPAN	T30162JP00	8/10/1999	1172139	3/12/2004	4755288	REGISTERED	25
25 - Apparel footwear and headgear

LE SUIT

FEDERATION OF	248085	7/5/2005	2005716224	11/14/2007	337326	REGISTERED	25
25 - Clothing, footwear, headgear.

LEI

THAILAND	T30162TH00	9/1/1999	396752	9/1/1999	Kor11949	REGISTERED	25
25 - Apparel footwear and headgear

LEI THONG

AUSTRALIA	T30154AU05		NA	4/12/2001	872608	REGISTERED	25
25 - Apparel, footwear and headgear

LEI THONG & Design

AUSTRALIA	T30154AU06		NA	4/12/2001	872607	REGISTERED	25
25 - Apparel, footwear and headgear

LIFE ENERGY INTELLIGENCE

AUSTRALIA	T30157AU00	12/24/1999	na	12/24/1999	799364	REGISTERED	25
25 - Apparel footwear and headgear
BRAZIL	T30157BR00	7/28/1999	821518046	9/2/2008	821518046	REGISTERED	25
25 - Clothes and clothing accessories
CANADA	T30157CA00	8/23/1999	1026514	8/23/2002	566342	REGISTERED	25
25 - (1) Apparel, namely, jeans, shirts, jackets, vests, pants, sweaters, sweatpants, jumpsuits, shorts, skorts, overalls, shortalls, dresses, skirts and T-shirts.
(2) Clothing, namely, lingerie and footwear, namely, shoes, sneakers, boots and sandals.
CHILE	T30157CL00		559030	1/20/2000	876890	REGISTERED	25
25 - apparel footwear and headgear
CHINA	T30157CN01		1501115	1/5/2001	1501115	REGISTERED	25
25 - apparel footwear and headgear

Owner Trademark Image	Printed: 4/7/2011 Page 103

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
LIFE ENERGY INTELLIGENCE continued . . .
CHINA	T30157CN02		1560616	4/28/2001	1560616	REGISTERED	18
18 - HANDBAGS and LEATHER GOODS
COSTA RICA	T30157CR00			10/12/2000	122489	REGISTERED	25
25 - Apparel footwear and headgear
CZECH REPUBLIC	T30157CZ00	5/23/2001	na	5/23/2001	233574	REGISTERED	25
25 - Apparel footwear and headgear
CZECH REPUBLIC	T30157CZ01	7/23/1999	na	7/23/1999	237065	REGISTERED	25
25 - Apparel footwear and headgear
DOMINICAN	T30157DO00			10/15/1999	107456	REGISTERED	25
25 - Apparel footwear and headgear
DOMINICAN	T30157DO01			10/15/1999	107488	REGISTERED	25
25 - Shoes
ECUADOR	T30157EC00		256700dnpi	5/12/2000	1752	REGISTERED	25
25 - Apparel footwear and headgear
EGYPT	T30157EG00	6/24/2003	160311	6/22/2007	160311	REGISTERED	25
25 - Apparel, namely, jeans, shirts, jackets, vests, pants, sweatpants; jumpsuits; shorts, skorts, overalls, shortalls, dresses, skirts.
T-shirts, sweatpants, tops, buttons, lingerie, footwear, socks, belts, coats, jackets, hats. Swimwear, underwear, tank tops and pajamas.
EL SALVADOR	T30157SV00			5/17/2000	112104p225-26	REGISTERED	25
25 - Apparel
EL SALVADOR	T30157SV01			9/28/2001	193139p387-388	REGISTERED	25
25 - Apparel footwear and headgear
ESTONIA	T30157EE02			2/22/2001	33406	REGISTERED	25
25 - Apparel footwear and headgear
EUROPEAN UNION	T30157EU00	7/8/1999	1234749	7/8/1999	1234749	REGISTERED	25
25 - Apparel footwear and headgear
FEDERATION OF	T30157RU01	7/7/2005	2005716498	8/31/2006	312928	REGISTERED	18,35
18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
35 - retail store services
GUATEMALA	T30157GT00			11/24/1999	100831	REGISTERED	25
25 - Apparel footwear and headgear
HONDURAS	T30157HN00			7/14/1994	77590	REGISTERED	25
25 - Apparel footwear and headgear
HONG KONG	T30157HK00	3/8/1996	na	3/8/1999	10083/2002	REGISTERED	25
25 - Apparel footwear and headgear
HUNGARY	T30157HU00			7/22/1999	164913	REGISTERED	25
25 - Apparel footwear and headgear
ISRAEL	T30157IL00			7/12/1999	129147	REGISTERED	25
25 - Apparel footwear and headgear
JAPAN	T30157JP00		1172138	11/17/2000	4433731	REGISTERED	25
25 - Apparel footwear and headgear
LITHUANIA	T30157LT00		99-1519	9/14/2000	40109	REGISTERED	25
25 - Apparel footwear and headgear
MALAYSIA	T30157MY00		99/07455	3/8/1999	99/07455	REGISTERED	25
25 - Apparel footwear and headgear
MEXICO	T30157MX00	3/2/1999	365658	12/15/2009	1135754	REGISTERED	25
25 - Apparel footwear and headgear

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
LIFE ENERGY INTELLIGENCE continued . . .
MEXICO	T30157MX01	8/31/2001	504817	10/29/2004	858032	REGISTERED	16
16 - Paper, cardboard and goods made from these materials, not included in other classes; printed matter; bookbinding material; photographs; stationery; adhesives for stationery or household purposes; artists’ materials; paint brushes; typewriters and office requisites (except furniture); instructional and teaching material (except apparatus); plastic materials for packaging (not included in other classes); printers’ type; printing blocks.

MEXICO	T30157MX02	8/31/2001	504818	10/30/2001	723060	REGISTERED	18
18 - HANDBAGS and LEATHER GOODS
NEW ZEALAND	T30157NZ00			1/18/2000	312787	REGISTERED	25
25 - Apparel footwear and headgear
NICARAGUA	T30157NI00		na	5/11/2000	43842	REGISTERED	25
25 - Apparel footwear and headgear
NORWAY	T30157NO00			11/11/1999	200247	REGISTERED	25
25 - Apparel footwear and headgear
PANAMA	T30157PA00		101908	7/28/1999	101908	REGISTERED	25
25 - Apparel
PARAGUAY	T30157PY00		na	4/3/2000	223917	REGISTERED	25
25 - Apparel footwear and headgear
PERU	T30157PE00		na	10/29/1999	058703	REGISTERED	25
25 - Apparel footwear and headgear
POLAND	T30157PL00	8/9/1999	Z205806	1/31/2003	142098	REGISTERED	25
25 - Apparel footwear and headgear
PUERTO RICO	T30157PR00		na	8/12/1999	46248	REGISTERED	25
25 - Apparel footwear and headgear
ROMANIA	T30157RO00	7/21/1999	na		39200	REGISTERED	25
25 - Apparel footwear and headgear
SINGAPORE	T30157SG00	3/8/1999	na	3/8/1999	T9907782Z	REGISTERED	25
25 - Apparel footwear and headgear
SOUTH AFRICA	T30157ZA00	7/21/1999	9913099	7/21/1999	13099	REGISTERED	25
25 - Apparel footwear and headgear
SRI LANKA	T30157LK00	8/9/1999	93982	8/9/1999	93982	REGISTERED	25
25 - Apparel footwear and headgear
SWITZERLAND	T30157CH00	7/21/1999	468891	1/25/2000	468891	REGISTERED	25
25 - Apparel footwear and headgear
TAIWAN	T30157TW00	7/23/1999	88036127	8/16/2002	1011986	REGISTERED	25
25 - Apparel footwear and headgear
TURKEY	T30157TR00	8/3/1999	na	8/3/1999	1999012677	REGISTERED	25
25 - Apparel footwear and headgear
UKRAINE	T30157UA00	7/22/1999	na	8/15/2002	26376	REGISTERED	25
25 - Apparel footwear and headgear
URUGUAY	T30157UY00	3/24/2000	na	3/24/2000	314698	REGISTERED	25
25 - Apparel footwear and headgear
VENEZUELA	T30157VE00	2/25/2000	na	2/25/2000	P218365	REGISTERED	25
25 - Apparel footwear and headgear

LIFE ENERGY INTELLIGENCE Design

MEXICO	T30154MX03	11/27/1997	315783	4/28/1999	607337	REGISTERED	25
25 - Apparel footwear and headgear

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
Lion Head Design

AUSTRALIA	118680	1/23/1989	503408	1/23/1989	503408	REGISTERED	14
14 - Women’s costume jewelry, fabricated from base metals, sterling silver, electroplated gold and silver, gold-filled materials, synthetic and semi-precious stones, and diamonds.
AUSTRALIA	118738	9/22/1992	587015	9/22/1992	587015	REGISTERED	14
14 - All goods included in this class.
AUSTRALIA	118553	6/25/1976	298104	6/25/1976	298104	REGISTERED	25
25 - All goods included in this class.
BENELUX	118703	6/1/1990	747093	6/1/1990	482969	REGISTERED	25
25 - Clothing, footwear and headgear.
BERMUDA	T30406BM00	10/2/2008	48544	8/18/2009	48544	REGISTERED	14
14 - jewelry and watches
BERMUDA	T30406BM01	10/2/2008	48545	8/18/2009	48545	REGISTERED	18
18 - Handbags and Small leather Goods
BERMUDA	T30406BM02	10/1/2008	48546	8/25/2009	48546	REGISTERED	25
25 - Belts, blouses, camisoles, footwear (shoes, boots, sandals, slippers), gloves, jackets, leg wear (both sheer and casual), mufflers, pants, scarves, shirts, skirts, stoles, sleepwear, socks, swimwear and vests.

CANADA	118737	9/17/1992	713011	11/19/1993	419898	REGISTERED	14
14 - WOMEN’S WATCHES, CLOCKS, AND TABLE CLOCKS
CANADA	118678	2/22/1989	625893	5/11/1990	TMA368636	REGISTERED	14
14 - Jewelry.
CANADA	118724	3/21/1991	680507	10/23/1992	tma404002	REGISTERED	25
25 - WOMEN’S HOSIERY, INCLUDING STOCKINGS, PANTYHOSE, KNEE-HIGH AND THIGH-HIGH STOCKINGS, CUT-AND-SEWN SPECIALTY TIGHTS (OR STOCKINGS) AND SOCKS
CANADA	118562	6/15/1982	488320	2/18/1983	TMA276743	REGISTERED	25
25 - (1) Women’s non-sheer socks. (2) Clothing, namely sweaters, pants, shirts, shorts, tops, coats, dresses.
CAYMAN ISLANDS	118565	7/27/1976	1066302	7/27/1976	1066302	REGISTERED	25
25 - ARTICLES OF CLOTHING FOR WOMEN, GIRLS AND BOYS
CHINA	118808	2/2/1999	9900012175	7/27/2002	1815951	REGISTERED	18
18 - Handbags, totebags, billfolds (imitations of leather), wallets (imitations of leather), checkbook holders (imitations of leather), checkbook clutches, cosmetic cases, cosmetic pouches, credit card cases (imitations of leather), key cases, key fobs (imitations of leather), purses, coin purses, coin/key purses, money belts, passport cases (imitations of leather), carry-all clutches and travel kits (sold empty).

CHINA	T30406CN01	4/7/2009	7307589	11/28/2011	7307589	REGISTERED	9
9 - Sunglasses;; Eyeglasses; eyeglass chains; eyeglass cords; eyeglass cases; eyeglass frames.
DENMARK	118568	7/14/1976	3310/1976	6/10/1977	2045/1977	REGISTERED	3,25
3 - all goods.
25 - all goods.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
Lion Head Design continued . . .
EUROPEAN UNION	118458	3/10/2000	1551084	11/8/2001	1551084	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelery, precious stones; horological and chronometric instruments; including watches, clocks, table clocks; parts and accessories for the aforementioned goods. Seniority claims to be made after grant of registration: Benelux, Denmark, Finland, France, Germany, Italy, United Kingdom.

18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; including hand bags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), grooming kits (sold empty), travel kits (sold empty), leather shoulder belts, money belts, wallets, billfolds, credit card cases, business card cases, passport cases, key cases, key fobs, checkbook holders, coin purses, clutch purses, general purpose purses, pouches, belt bags, tote bags, saddle bags,roll bags, sling bags, travel bags, overnight bags, duffel bags, suit bags, garment bags for travel, gym bags, tie cases, backpacks, attaches, satchels, suitcases, luggage, trunks; umbrellas. Seniority claims to be made after grant of registration: Benelux, Denmark, Finland, France, Germany, Italy, United Kingdom.

25 - Clothing, footwear, headgear; including clothing, footwear, and headgear for men, women and children, namely coats, shirts, jackets, blazers, vests, pants, shorts, shirts, dresses, skirts, blouses, sweaters, belts, gloves, ties, leggings, scarves, mufflers, shawls, stoles, swimwear, hosiery (including stocking, pantyhose, knee-high and thigh-high stockings, cut-and-sewn specialty tights or stockings, and socks), shoes, sandals, boots, slippers, athletic footwear, knitted headwear, hats, caps, berets. Seniority claims to be made after grant of registration: Benelux, Denmark, Finland, France, Germany, Italy, United Kingdom.

FEDERATION OF	253169	1/23/2006	2006700991	2/13/2007	320946	REGISTERED	9,14
9 - Scientific, nautical, surveying, electric, photographic, cinematographic, optical, weighing, measuring, signalling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; automatic vending machines and mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment and computers; fire-extinguishing apparatus.

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewellery, precious stones; horological and chronometric instruments.
FEDERATION OF	248119	7/7/2005	2005716497	6/7/2006	308156	REGISTERED	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, footwear, headgear.
35 - Advertising; business management; business administration; office functions; bringing togther for the benefit of others a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase the goods; procurement services for others [purchasing goods and services for other businesses].

FINLAND	118570	11/19/1976	5094/76	11/5/1981	79246	REGISTERED	3,25
3 - Bleaching-agents and other prpearations for washing of clothes; preparations for cleaning, polishing and stain removal as well as abrasive agents; soap; perfumery products, essential oils, cosmetic preparations, hair lotions; dental care preparations.

25 - clothes, therein included boots, shoes and slippers.
FRANCE	118574	9/20/1976	807974	7/28/1986	1365589	REGISTERED	3,25
3 - PREPARATIONS FOR BLEACHING AND OTHER SUBSTANCES FOR WASHING; PREPARATIONS FOR CLEANING, POLISHING, DEGREASING AND ABRADING; SOAP; PERFUMERY, ESSENTIAL OILS, COSMETIC, HAIR LOTIONS; DENTIFRICES
25 - CLOTHING, FOOTWEAR, HEADGEAR.
GERMANY	118614	10/15/1976	K 37 980/25 W	5/23/1980	1 002 421	REGISTERED	25
25 - Clothing, including boots, shoes, and slippers
HONG KONG	118482	2/11/2000	2614/2000	1/23/2002	907/2002	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

HONG KONG	118839	8/13/1992	14539/92	7/31/1995	06359/1995	REGISTERED	14
14 - Precious metals and their alloys; goods in precious metals or coated therewith and not included in other classes; jewellery; precious stones; horological and chronometric instruments; watches and clocks, all included in class 14.

HONG KONG	T30406HK02	7/29/2009	301394307	7/29/2009	301394307	REGISTERED	26
26 - Lace and embroidery. Ribbons ans braid; buttons, hooks ana eyes, pins and neddles, artificial flowers,collar supports, badges for wear, bags, and footwear, press buttons, zip fasteners, zippers, zipper pulls.

ITALY	118577	8/27/1976	34701C/76	5/28/1983	758269	REGISTERED	3,25
3 - PREPARATIONS FOR WASHING LAUNDRY AND OTHER SUBSTANCES FOR LAUNDRY; PREPARATIONS FOR CLEANING, POLISHING, DEGREASING, SCRAPERS; SOAP; PERFUMERY, ESSENTIAL OILS, COSMETICS, HAIR LOTIONS, DENTIFRICES.

25 - ARTICLES OF CLOTHING, INCLUDING BOOTS, SHOES AND SLIPPERS
JAPAN	118664	7/25/1975	50-97546	6/25/1985	1779022	REGISTERED	21
21 - Personal ornaments and accessories, buttons, bags, pouches, jewels and imitation jewels, artificial flowers and toiletries.
JAPAN	118585	7/25/1975	50-97544	4/30/1980	1415504	REGISTERED	24,25
24 - Cloth-made accessories (excluding those belonging to any other class), and bedding (excluding beds). (Local Class 17)
25 - Clothing (excluding specialty sportswear). (Local Class 17)

Owner Trademark Image	Printed: 4/7/2011 Page 107

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
Lion Head Design continued . . .
JAPAN	118587	7/25/1975	50-97547	3/31/1981	1457948	REGISTERED	18,25
18 - Umbrellas and parasols, walking sticks, canes, metal fittings for canes and walking-stick/cane handles.
25 - Footwear.
JAPAN	118580	7/25/1975	50-097543	1/30/1979	1368609	REGISTERED	24
24 - Woven fabrics; knitted fabrics, felt, and cloths.
JAPAN	118590	7/25/1975	50-97548	4/27/1983	1583310	REGISTERED	9,14
9 - Spectacles (eyeglasses and goggles).
14 - Clocks and watches.
MACAO	118747	3/12/1993	12519-M	5/27/1994	12519-M	REGISTERED	25
25 - Clothing, footwear and headgear.
MEXICO	T30406MX04	5/18/2010	1090294	10/26/2010	1186064	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
PHILIPPINES	118467	11/9/2001	4-2001-000838	5/26/2006	4-2001-0008383	REGISTERED	25,14,18
25 - Coats, fur coats, overcoats, trench coats, raincoats, anoraks, parkas, blazers, jackets, cardigans, boleros, sport coats, wind resistant jackets, fur stoles, suits, vests, dresses, caftans, evening gowns, jumpers, skirts, pants, slacks, trousers, jeans, dungarees, jumpsuits, overalls, coveralls, flight suits, jogging suits, sweat pants, shorts, skorts, culottes, sweaters, pullovers, jerseys, shirts, formal shirts, blouses, tunics, sweatshirts, t-shirts, halter tops, tank tops, bodysuits, unitards, camisoles, chemises, undershirts, slips, bustiers, garter belts, briefs, boxer shorts, bloomers, underpants, panties, thermal underwear, lingerie, nightgowns, night shirts, negligees, robes, pajamas, aprons, hosiery, pantyhose, tights, knee high stockings, leg warmers, leggings, socks, neckties, bow ties, ascots, pocket squares, handkerchiefs, scarves, shawls, neckerchiefs, gloves, mittens, belts, sashes, cummerbunds, swimwear, bathing suits, beach robes, beachwear, sarongs, ski suits, ski bibs, ski pants, ski gloves, thermal socks, golf shirts, golf pants, golf shorts, tennis shirts, tennis pants, tennis shorts, hats, caps, berets, shoes, boots, slippers, sandals, espadrilles, sneakers.

14 - Jewelry and costume jewelry; horological and chronometric instruments, parts and accessories thereof, namely, watches, watch bands, watch straps, watch bracelets, watch chains, watch cases; wall clocks, table clocks, alarm clocks, clocks incorporating radios; chronometers; chronographs; decorative items for the home made of precious metal or coated therewith, namely, bowls, platters, serving trays, chargers, jugs, plates, mugs, vases, cache pots, ice buckets, canisters, cruets, pencil boxes, pencil cups, letter openers, desk trays, serving trays, decorative trays, candlesticks, candelabras, candle holders, candle rings, candle snuffers, candle trays, decorative boxes, jewelry boxes, jewelry cases, picture frames, decorative stands, decorative pedestals, cigarette cases, cigarette boxes, cigarette holders, cigarette lighters, ashtrays, nutcrackers, coffee pots, coffee services, tea pots, tea services, tea balls, tea infusers, serviette rings, napkin rings — all made of precious metal or coated therewith; works of art made of precious metal or coated therewith, namely busts,

18 - Handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas.

PUERTO RICO	118623	12/1/1977	21312	3/9/1978	21312	REGISTERED	25
25 - Scarves, shawls, capes, and belts.
PUERTO RICO	118621	12/1/1977	21310	3/9/1978	21310	REGISTERED	18
18 - Handbags and tote bags made of leather. (Local Class 3)
SINGAPORE	118777	5/7/1994	S/3645/94	5/7/1994	T94/03645I	REGISTERED	18
18 - Handbags, tote bags, billfolds, checkbook holders, cosmetic cases, cosmetic pouches, credit card cases, keycases, key fobs, money belts, passport cases, purses, coin purses, key purses, travel kits (sold empty), wallets, and carry-all clutches.

SINGAPORE	118674	7/27/1988	S391088	7/27/1988	3910G88	REGISTERED	9
9 - Sunglasses and eyeglasses and spectacle frames.
SINGAPORE	118676	7/27/1988	S/3911/88	7/27/1988	T88/03911E	REGISTERED	25
25 - Articles of clothing for women, girls and boys.
SINGAPORE	118675	7/27/1988	S/3912/88	7/27/1988	T88/03912	REGISTERED	14
14 - Articles of precious metals or their alloys or coated therewith; horological and chronometric instruments; all included in Class 14; but not including medals, trophies, plaques and badges, all made wholly or principally of precious metals.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
Lion Head Design continued . . .
SOUTH KOREA	247389	6/16/2005	40-2005-27994	10/26/2006	683158	REGISTERED	14,25,26
							18
14 - Necklaces, earrings, necktie pins, medals, cuff buttons, bracelets, brooches (jewelry), rings, badges of precious metal, and buckles of precious metals
25 - Ceremonial dresses, business suits, school uniforms, working clothes, trousers, evening dresses, suits, skirts, children’s dresses, overcoats, short coats, raincoats, mantles, jumpers, collars (attached to top border of coat), sweaters, cardigans, vests, sports shirts, white shirts, collars, cuffs, blouses, sports uniforms, polo shirts, undershirts, underpants, combinations, chemises, slips, petticoats, corsets, brassieres, swimsuits, swimcaps, sleeping garments, pyjamas, negligees, nightgowns, socks, stockings, winter gloves, mittens, mufflers, scarves, neckerchiefs, shawls, neckties, gaiters, aprons, sports stockings, bibs, tights, hats, night caps, crowns, hoods hemmed with fur, leather belts, suspenders for clothing, garters, shoulder belts and neckpieces

26 - Brooches of non-precious metal (clothing accessories), badges of non-precious metal, buckles of non-precious metal (clothing accessories), insignia, ornamental ribbons, ornamental hairpins, hairpins, hair nets, pigtail ribbons, wigs, hair wicks, hair ribbons, lace (except for embroidered lace), buttons, press buttons, magic tape and slide fasteners

18 - Leather and imitations of leather and goods made of these materials and not included in other classes; handbags, shoulder bags, evening bags, cosmetic bags (sold empty), cosmetic cases (sold empty), cosmetic pouches (sold empty), grooming kits (sold empty), leather shoulder belts, wallets, billfolds, credit card cases, business card cases, key cases, key fobs, passport cases, coin purses, coin/key purses, carry-all clutches, check book clutches, clutch purses, general purpose purses, pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, tie cases, waist packs, fanny packs, backpacks, knapsacks, attaché cases, briefcases, briefcase type portfolios, leather envelopes for carrying personal papers, secretaries, satchels, suitcases, luggage, trunks; umbrellas, beach umbrellas, parasols and walking sticks

SWITZERLAND	118600	8/24/1976	4086	8/24/1976	284896	REGISTERED	3,25
3 - Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps, perfumery, essential oils, cosmetics, shampoos, dentifrices.
25 - Clothing, including boots, shoes, and slippers.
TAIWAN	118663	1/10/1987	76/001140	11/15/1987	382726	REGISTERED	25
25 - ALL KINDS OF CLOTHING (Local class 44)
THAILAND	118757	7/19/1993	248667	7/19/1993	248667/TM19067	REGISTERED	14
14 - Earrings, bracelets, pendants, pins, necklaces, neck chains, scarf clips, barrettes, pony tail holders, jewelry headbands, chain belts, key rings, dress bracelet watches, sport bracelet watches, bangle bracelet watches, pendant (i.e. necklace) watches with chains; leather watchbands, and leather straps.

THAILAND	118746	12/16/1993	257450	12/16/1993	257450/TM20132	REGISTERED	18
18 - Billfolds, wallets, purses, checkbook cluthces, cosmetic cases, credit card cases, key cases, cosmetic pouches, coin purses, carry-all clutches, coin/key purses, secretaries, key fobs and handbags.

TURKEY	118744	5/10/1993	38616/93	5/10/1993	143372	REGISTERED	14,18,25
							16
14 - Jewelry and all types and kinds of watches and clocks.
18 - Cosmetic cases made of leather or imitations thereof, clutches, purses, money bags, wallets, rucksacks, billfolds, credit card cases, checkbook holders, keycases, pouches, travel kits and passport cases.

25 - Clothing, especially coats, suits, jackets, trousers, shirts, dresses, blouses, sweaters, belts, gloves, scarves, foulards, mufflers, shawls, swimwear (swimsuits, shorts, towel clothing, bonnets, seawear), socks and stockings (short, long, normal socks and pantyhose), tights, footwear, boots, high boots and sporting shoes for sporting, slippers, hats, casquettes, caps, sun visors.

16 - Pocketbooks.
UNITED KINGDOM	118679	1/20/1989	1370718	2/15/1991	1370718	REGISTERED	14
14 - Jewelry, imitation jewelry; precious and semi-precious stones; imitation or synthetic precious stones; articles of precious metals or their alloys or coated therewith; horological and chronometric instruments, all included in Class 14; but not including any such goods being in the form of or bearing representations of felidae.

UNITED KINGDOM	118607	7/27/1976	1066302	7/27/1976	1066302	REGISTERED	25
25 - Articles of clothing for women, girls and boys.

MAGGIE MCNAUGHTON

CANADA	T30085CA00	12/9/1993	743060	8/20/1997	TMA480990	REGISTERED	25
25 - Women’s and children’s clothing, namely, dresses slacks, pants, tops, shirts, jackets, skirts, blouses,
CHINA	T30085CN01	5/16/2002	3177285	10/7/2003	3177285	REGISTERED	25
25 - - Dresses, slacks, pants, tops, shirts, blouses, shorts, jeans, clothing, layettes [clothing], bathing suits, waterproof clothing, theatrical costume, gymnastic shoes, footwear, hats, hosiery, gloves [clothing], scarves, belts [clothing], sashes for wear.

Owner Trademark Image	Printed: 4/7/2011 Page 109

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MAGGIE MCNAUGHTON continued . . .
UNITED KINGDOM	T30085GB00	8/10/1994	1581367		1581367	REGISTERED	25
25 - WOMEN’S CLOTHING

MARK OF THE LION

CANADA	118559	12/16/1974	381430	3/10/1978	226571	REGISTERED	25
25 - MEN’S CLOTHING—NAMELY, SHIRTS, PANTS, JACKETS, SWEATERS

MISS ERIKA

CHINA	T30189CN00	9/12/2003	3714092	5/14/2006	3714092	REGISTERED	25
25 - footwear, headgear, socks, stockings, gloves, ties, belts, swimwear, raincoats

NAPIER

BAHRAIN	T30005BH01	6/27/1988	426/88	12/29/1992	11734	REGISTERED	14
14 - Jewelry made of previous and semi-precious metals.
BENELUX	T30005BX01	7/18/1986	658501	7/18/1986	0420829	REGISTERED	14,18,21
							25,26
14 - All goods in the class
18 - All goods in the class
21 - All goods in the class
25 - All goods in the class
26 - All goods in the class
BERMUDA	T30005BM01	12/14/1979	N/A	12/14/1979	8940	REGISTERED	14
14 - JEWELRY FORMED OF PRECIOUS METALS AND STONES
BRAZIL	T30005BR03	2/18/2004	826258980	9/11/2007	826258980	REGISTERED	14
14 - Jewelry made of precious and semi-precious materials.
CANADA	T30005CA03	3/3/1936	167793	3/3/1936	ns22/6297	REGISTERED	14
14 - BAGS OF METAL MESH, SILK OR LEATHER WITH METAL FRAMES; VANITY CASES, CIGARETTE CASES, FLASKS, POWDER OR ROUGE CASES, COIN CASES, CARDCASES, MATCH CASES, LI-SALVE CONTAINERS, BELT BUCKLES, PURSES OF MESH OR LEATHER WITH METAL TRIMMINGS, ALL MADE WHOLLY OR IN PART OF PRECIOUS METAL OR PLATED THERWITH; BRACELETS, BROOCHES, BAR PINS, FINGER RINGS, ORNAMENTAL METAL MOUNTED COMBS, ORNAMENTAL HAIRPINS, NECKLACES, LOCKETS; PHRYPHORIC LIGHTERS, HORS D’OEURVE SERVERS, ASH TRAYS, COCKTAIL SHAKERS, DRINK MIXING DEVICES, SPOONS AND TONGS FOR SERVING FOOD, AND SMALL DISHES AND BOWLS.

CHILE	T30005CL03	4/14/2004	698,736	7/22/2004	698,736	REGISTERED	30
30 - Local
CHILE	T30005CL04		597932	6/20/2001	597932	REGISTERED	14
14 - jewelry and watches
DENMARK	T30005DK00	5/21/1987	3321/87	1/12/1990	VR 00084/90	REGISTERED	14
14 - Not listed.
EUROPEAN UNION	T30005EU00	10/31/2003	003512605	5/13/2005	003512605	REGISTERED	14
14 - ALL GOODS IN THE CLASS.- PRECIOUS METALS AND THEIR ALLOYS AND GOODS IN PRECIOUS METALS OR COATED THEREWITH, NOT INCLUDED IN OTHER CLASSES; JEWELY, PRECIOUS STONES; HOROLOGICAL AND CHRONOMETRIC INSTRUMENTS.

Owner Trademark Image	Printed: 4/7/2011 Page 110

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NAPIER continued . . .
FEDERATION OF	T30005RU00	7/5/2005	2005716348	9/20/2006	313822	REGISTERED	14,35
14 - jewelry and watches
35 - retail store services
FINLAND	T30005FI00	5/21/1987	2304/87	5/22/1989	104158	REGISTERED	14
14 - Not listed.
GERMANY	T30005DE00	1/8/1980	N16852/14Wz	7/24/1980	1005389	REGISTERED	14
14 - JEWELR GOODS, GEMS; JEWELRY, ORNAMENTAL GOODS, WHICH HAVE BEEN MADE USING NOBLE MAETALS AND/OR GEMS, CLOCKS, WATCHES.
ISRAEL	T30005IL00	8/21/1979	48497	8/21/1979	48497	REGISTERED	14
14 - JEWELRY, PARTICULARLY EARRINGS, NECKLACES, PINS AND RELATED ITEMS.
THAILAND	T30005TH00	12/3/1987	347235	9/1/1988	Kor66244	REGISTERED	14
14 - JEWELRY MADE OF GOLD, JEWELRY MADE OF SILVER, JEWELRY MADE OF PLATINUM, PERSONAL ORNAMENTS MADE OF JEWELRY, TRINKETS, SEMI-PRECIOUS STONES, BRACELETS, EARRINGS, RINGS MADE OF PRECIOUS METAL, PASTE DIAMONDS, PERSONAL ORNAMNETS IMITATED OF [PRECIOUS METAL, PERSONAL ORNAMENTS IMITATE OF JEWELRY MADE OF GOLD, AND PERSONAL ORNAMENTS MADE OF GOLD AND SILVER PLATED.

UNITED KINGDOM	T30005GB00	8/9/1988	1354253	8/9/1988	1354253	REGISTERED	14
14 - GOODS NOT LISTED.
UNITED KINGDOM	T30005GB01	4/24/1991	1462057	10/2/1992	1462057	REGISTERED	14
14 - GOODS NOT LISTED.
UNITED KINGDOM	T30005GB02	1/12/1998	2155331	1/12/1998	2155331	REGISTERED	14
14 - Jewellery made of precious and semi-precious materials.

Napier (INITIAL CAP)

CHINA	T30025CN00	3/18/1994	94021336	11/28/1995	795472	REGISTERED	14
14 - JEWELRY MADE OF PRECIOUS AND SEMI-PRECIOUS METAL.

NAPIER (Stylied)

TAIWAN	T30171TW00			11/16/1994	660772	REGISTERED	056
056 - Jewelry made of precious and semi-precious materials, precious metals, diamonds brooch, ring, necklace, bracelet, and earring.

NAPIER (Stylized)

BOLIVIA	T30007BO00			8/27/1993	55182-C	REGISTERED	14
14 - GOODS NOT LISTED.
BRAZIL	T30007BR01		816963142	11/11/1992	816963142	REGISTERED	14
14 - Jewelry made of precious and sem-precious stones.
CANADA	T30007CA00	9/9/1994	763769	9/27/1996	463715	REGISTERED	14
14 - JEWELRY MADE OF PRECIOUS AND SEMI-PRECIOUS MATERIALS.
CANADA	T30007CA01	12/31/1997	0865476	3/1/2000	TMA524174	REGISTERED	14
14 - JEWELRY MADE OF PRECIOUS AND SEMI-PRECIOUS MATERIALS.
ECUADOR	T30007EC00	7/15/1991	057274	2/17/1995	670-95	REGISTERED	14
14 - GOODS NOT LISTED.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NAPIER (Stylized) continued . . .
EL SALVADOR	T30007SV00	3/9/1993	895/93	6/6/1997	151	REGISTERED	14
14 - JEWELRY MADE OF PRECIOUS AND SEMI-PRECIOUS MATERIALS.
FRANCE	T30007FR00			10/19/1989	1632493	REGISTERED	14
14 - jewelry
GUYANA	T30007GY00	12/9/1992	14002A	12/9/1992	14002A	REGISTERED	14
14 - JEWELRY AND SIMILAR DECORATIVE ITEMS.
INDIA	T30007IN01	5/1/1995	664230	5/1/2002	664230	REGISTERED	14
14 - Jewelry made of precious & semi-precious materials.
IRELAND	T30007IE00	4/24/1995	95/2963	4/24/1995	167170	REGISTERED	14
14 - GOODS NOT LISTED.
ITALY	T30007IT00	11/26/1979	40985-C/79	11/21/1985	883753	REGISTERED	14
14 - JEWELRY FORMED OF PRECIOUS METAL.
JAPAN	T30007JP00	11/22/1979	88350/79	1/24/1986	1833205	REGISTERED	6,14,26
6 - Buckles of metal
14 - personal ornaments, semi-wrought precious stones and their imitations
26 - Insignias for wear (not of precious metal),badges for wear (not of precious metal), buckles for clothing, brooches for clothing, special sash clips for obi, bonnet pins (not of precious metal), ornamental stickers for front jackets, brassards, buttons and the like.

MALAYSIA	T30007/MY00	5/24/1995	4867/95	2/23/2009	95004867	REGISTERED	14
14 - JEWELRY MADE OF PRECIOUS AND SEMI-PRECIOUS MATERIALS.
NICARAGUA	T30007NI00			11/7/1994	27111C.C.	REGISTERED	33
33 - JEWELRY MADE FROM PRECIOUS AND SEMIPRECIOUS METQLS, CLOCKS, CUPS PLATES, FLOWER VASES, COCKTAIL MIXERS, CANDELABRUMS, DRESSING TABLE SETS, BABIES’ CUPS, SALAD SEETS. SAMDWICH SERVERS, BEVERAGE MIXERS, LIQUID MEASURERS, SUCH AS CUPS AND SPOONS, BOTTLE OPENERS, CORKSCREWS, AND CIGARETTE MATCHES AND ASH TRAYS AMD CONTAINERS, SMALL ORNAMENTAL LAMPS, PICTURE FRAMES, BABIES’ RATTLES, WHISTLES, TABLE ORNAMENTS, BOOK MARKERS, DESK ACCESSORIES, CROSSES AND CRUCIFIXES FOR PERSONAL WEAR, BAGS MADE OF METAL MESH, SILK OR LEATHER WITH METAL FRAMES, PURSES OF METAL MESH OR LEATHER WITH METAL TRIMMINGS, MATCH AND CIGARETTE CASES, FLASKS, RIGID COIN CASES, CARD CASES, LIP-SALVE CONTAINERS, MEN’S BELT BUCKLES, WOMEN’S ORNAMENTAL BUCKLES, TIE CLIPS, KEY CHAINS, CUFF LINKS, LEY CASES, ORNAMENTAL KEY TOPS FOR ATTACHMENT TO STANDARD KEYS TO AID IN DISTINGUISHING ONE SUCH KEY FROM OTHERS, POCKET LIGHTERS, MATCH BOXEX, PHOTO CASES, NAIL FILE CASES, BRACELETS, BROOCHES, DRESS CLIPS, BAR PINS, FINGER RINGS, DRESS BUCKLES, SHOE BUCKLETS, ORNAMENTAL MOUNTED COMBS, ORNAMENTAL HAIRPINS, BARRETTES, HAIR ORNAMENTS, NECHLACES, LOCKETS AND EARRINGS.

NORWAY	T30007NO00	5/15/1987	891977	7/19/1990	142069	REGISTERED	14
14 - GOODS NOT LISTED.
PANAMA	T30007PA00		57274	8/12/1994	57274	REGISTERED	14
14 - GOODS NOT LISTED.
PARAGUAY	T30007PY00	12/21/1992	92/20933	9/27/1993	256924	REGISTERED	14
14 - All goods in Class 14.
PARAGUAY	T30007PY01			9/27/2003	256294	REGISTERED	14
14 - GOODS NOT LISTED
PUERTO RICO	T30007PR00			12/19/1994	35192	REGISTERED	14
14 - GOODS NOT LISTED.
SPAIN	T30007ES00	11/15/1979	924487	6/6/1980	924487	REGISTERED	14
14 - Jewelry made of precious metals
SURINAME	T30007SR00	1/6/1993	13481	1/6/1993	13481	REGISTERED	14
14 - JEWELRY
SWITZERLAND	T30007CH00	12/29/1979	6594	12/28/1979	304285	REGISTERED	14
14 - GOODS NOT LISTED.
URUGUAY	T30007UY00	10/10/1993	261543	10/10/1993	261543	REGISTERED	14
14 - GOODS NOT LISTED.
VENEZUELA	T30007VE00	3/27/1992	6066-92	10/7/1994	F169788	REGISTERED	14
14 - All goods in International Class 14.

Owner Trademark Image	Printed: 4/7/2011 Page 112

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
Napier (Styllized)

PERU	T30147PE00	10/15/2002	164210	9/9/2003	00091547	REGISTERED	14
14 - Jewelry

NINA CHARLES

CANADA	118396	6/16/1998	881562	7/26/1999	TMA513230	REGISTERED	25
25 - Clothing, namely tops and dresses.

NIPON BOUTIQUE

FEDERATION OF	248083	7/5/2005	2005716226	8/3/2007	330908	REGISTERED	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, footwear, headgear.
35 - Advertising; business management; business administration; office functions; bringing togther for the benefit of others a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase the goods; procurement services for others [purchasing goods and services for other businesses].

FRANCE	118316	12/2/1988	970788	12/2/1988	1501589	REGISTERED	25
25 - Clothing for females, clothing, footwear, headgear.

NIPON PETITES

IRELAND	118330	9/19/1988	4031/88	9/19/1988	133258	REGISTERED	25
25 - Articles of clothing, footwear and headgear, all included in Class 25.

NORTON MCNAUGHTON

CANADA	T30094CA00	12/9/1993	743057	10/31/1997	TMA485068	REGISTERED	25
25 - Women’s sportswear namely, sweaters, blouses, jackets, pants, skirts, vests and shorts.
CHILE	T30094CL00	7/12/1994	279433	4/12/1995	723014	REGISTERED	25
25 - Women’s sportswear namely, sweaters, blouses, jackets, pants, skirts, vests and shorts.
CHINA	T30094CN00	5/16/2002	3177284	10/7/2003	3177284	REGISTERED	25
25 - Women’s sportswear namely, sweaters, blouses, jackets, pants, skirts, vests and shorts, clothing, layettes [clothing], bathing suits, waterproof clothing, theatrical costume, gymnastic shoes, footwear, hats, hosiery, gloves [clothing], scarves, belts [clothing], sashes for

EUROPEAN UNION	T30094EU00	11/28/1996	000409383	10/28/1998	000409383	REGISTERED	25
25 - clothing
EUROPEAN UNION	T30094EU01	10/29/2003	3465441	4/19/2005	3465441	REGISTERED	35,14,18
35 - retail store services
14 - jewelry
18 - hanbags and small leather goods

Owner Trademark Image	Printed: 4/7/2011 Page 113

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NORTON MCNAUGHTON continued . . .
FEDERATION OF	T30094RU00	7/5/2005	2005716349	12/28/2006	319095	REGISTERED	25
25 - pants, skirts, dresses, jackets, coats, blouses, shirts, hosiery, belts and footwear
MEXICO	T30094MX00	6/14/1994	202101	6/14/1994	482534	REGISTERED	25
25 - apparel, footwear, headwear

NOW YOU’RE DRESSED

CANADA	T30008CA00	12/31/1997	865441	3/1/2000	524173	REGISTERED	14
14 - Jeweelry
JAPAN	T30008JP00	7/4/2000	2000-74128	9/21/2001	4508762	REGISTERED	14
14 - Jewelry and their imitations

PICONE

CHINA	T00168CN00	1/13/2005	4461874	10/7/2008	4461874	REGISTERED	25
25 - DRESSES, SKIRTS, COATS, SUITS, JACKETS, BLOUSES, SHIRTS, SWEATERS, VESTS, PANTS, BLAZERS, SHORTS, HATS, SCARVES, HOSIERY, SOCKS, LINGERIE, SLEEPWEAR, FOOTWEAR, T-SHIRTS and PULLOVERS
TAIWAN	T00168TW00	3/20/2002	91006454	3/1/2003	1035491	REGISTERED	25
25 - Dresses, suits, shorts, blouses, shirts, pants, skirts, coats, shoes, boots, slippers, gloves for clothing/warming, hats, hosiery, swim-suits, nightgowns, pajamas, bras, and panties.

PICONE SPORT

CANADA	54	1/22/1993	721,126	1/29/1998	488519	REGISTERED	25
25 - Clothing namely, women’s skirts, pants, shorts, tops, jackets and knitwear namely, sweaters, sjorts and skirts.
CHINA	T00169CN00	1/13/2005	4461873	10/7/2008	4461873	REGISTERED	025
025 - DRESSES, SKIRTS, COATS, SUITS, JACKETS, BLOUSES, SHIRTS, SWEATERS, VESTS, PANTS, BLAZERS, SHORTS, HATS, SCARVES, HOSIERY, SOCKS, LINGERIE, SLEEPWEAR, FOOTWEAR, T-SHIRTS and PULLOVERS

PICONE STUDIO

CHINA	T00170CN00	1/13/2005	4461872	10/7/2008	4461872	REGISTERED	025
025 - DRESSES, SKIRTS, COATS, SUITS, JACKETS, BLOUSES, SHIRTS, SWEATERS, VESTS, PANTS, BLAZERS, SHORTS, HATS, SCARVES, HOSIERY, SOCKS, LINGERIE, SLEEPWEAR, FOOTWEAR, T-SHIRTS and PULLOVERS

PICONE with Katakana

JAPAN	142	9/22/1995	97037/1995	1/28/2000	4355120	REGISTERED	25
25 - Clothing, footwear, headgear.

Owner Trademark Image	Printed: 4/7/2011 Page 114

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
RACHEL RACHEL ROY

AUSTRALIA	T30488AU02	5/5/2010	1360154	12/10/2010	1360154	REGISTERED	9,14,18
							25
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags; key cases; wallets; umbrellas, belts, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, jackets, scarves, footwear, belts, headgear
HONG KONG	T30488HK00	12/23/2009	301506979	12/23/2009	301506979	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags;key cases; wallets;umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, jackets, scarves, footwear, belts, headgear.
MACAO	T30488MO00	6/18/2010	49896	9/27/2010	49896	REGISTERED	9
9 - Eyewear
MACAO	T30488MO01	6/18/2010	49897	9/27/2010	49897	REGISTERED	14
14 - jewelry and watches
MACAO	T30488MO02	6/18/2010	49898	9/27/2010	49898	REGISTERED	18
18 - Handbags and small leather goods
MACAO	T30488MO03	6/18/2010	49899	9/27/2010	49899	REGISTERED	25
25 - Clothing jackets, scarves, footwear, belts, headgear
SINGAPORE	T30488SG07	5/5/2010	T10/056081	5/5/2010	T10/056081	REGISTERED	9,14,18
							25
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, jackets, scarves, footwear, belts, headgear
TAIWAN	T30488TW01	6/3/2010	99026758	12/16/2010	01444263	REGISTERED	25
25 - Clothing, jackets, scarves, footwear, belts, headgear
TAIWAN	T30488TW05	1/5/2010	099001901	2/1/2011	01451678	REGISTERED	14
14 - Jewelry amd Watches

RACHEL ROY

MACAO	T30496MO00	1/5/2010	47085	5/20/2010	47085	REGISTERED	14
14 - Jewelry (necklaces, bracelets, rings, earrings and brooches) and watches
MACAO	T30496MO01	1/5/2010	47086	5/20/2010	47086	REGISTERED	18
18 - Handnags, wallets and key cases
MACAO	T30496MO02	1/5/2010	47087	5/20/2010	47087	REGISTERED	25
25 - Tops, bottoms, dresses coats and jackets
MACAO	T30496MO03	5/11/2010	49545	9/13/2010	49545	REGISTERED	9
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
RACHEL ROY NEW YORK
AUSTRALIA	T30488AU01	5/5/2010	1360156	12/10/2010	1360156	REGISTERED	14,18,25
							9
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags; key cases; wallets; umbrellas, belts, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, jackets, scarves, footwear, belts, headgear
9 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

HONG KONG	T30488HK02	12/23/2009	301506997	12/23/2009	301506997	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags;key cases; wallets;umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, jackets, scarves, footwear, belts, headgear.
LEBANON	T30488LB00	6/9/2010	4739	6/14/2010	129128	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches;
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, jackets, scarves, footwear, belts, headgear
MACAO	T30488MO04	6/18/2010	49900	9/27/2010	49900	REGISTERED	9
9 - Eyewear
MACAO	T30488MO05	6/18/2010	49901	9/27/2010	49901	REGISTERED	14
14 - Jewelry and Watched
MACAO	T30488MO06	6/18/2010	49902	9/27/2010	49902	REGISTERED	18
18 - Handbags and small leather goods
MACAO	T30488MO07	6/18/2010	49903	9/27/2010	49903	REGISTERED	25
25 - Clothing jackets, scarves, footwear, belts, headgear
MEXICO	T30488MX01	8/6/2010	1110413	8/24/2010	1175513	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials not included in other classes; animal skins, hides, trunks and traveling bags; handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery

MEXICO	T30488MX02	8/6/2010	1110414	9/9/2010	1178630	REGISTERED	25
25 - Clothing, jackets, scarves, footwear and headgear
SINGAPORE	T30488SG00	5/5/2010	T1005606B	5/5/2011	T1005606B	REGISTERED	09,14,18
							25
09 - Ophthalmic eyewear (including ophthalmic sunglasses that are prescription quality and sold only through “optical” retail stores, opticians, optometrists and dispensing ophthalmologists) and related accessories; non-prescription sunglasses and related accessories.

14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; homological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags; key cases; wallets; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, jackets, scarves, footwear, belts, headgear

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
RACHEL ROY SIGNATURE

HONG KONG	T30495HK00	12/23/2009	301506988	12/23/2009	301506988	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; watches; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags;key cases; wallets;umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, jackets, scarves, footwear, belts, headgear.

RENA ROWAN

CANADA	T00185CA00	9/17/1990	666556	9/9/1994	TMA432931	REGISTERED	25
25 - Ladies’ clothing — namely, blouses, knit tops, pants (slacks), skirts, sweaters, jackets, shells, shirts, coats, dresses, shorts.
CHINA	T00185CN01	12/23/2008	7129061	8/28/2010	7129061	REGISTERED	25
25 - Clothing; layettes [clothing]; bathing suits; raincoat; costumes (masquerade-); gymnastic shoes; shoes; hats; hosiery; gloves [clothing]; scarves; leather belts [clothing]; chasubles; sashes for wear; wimples; maniples; caps (shower-); sleep masks; wedding dress.

RICHELIEU

AUSTRALIA	T30005AU00			4/3/1978	B316926	REGISTERED	14
14 - JEWELRY NOT BEING IN THE FORM OF SMOKERS’ ARTICLES.
BENELUX	T30005BX02			3/7/1978	350368	REGISTERED	14
14 - jewelry
CANADA	T30005CA00	5/1/1942	181024	5/1/1942	16868	REGISTERED	14
14 - Jewelry
DENMARK	T30005DK01			3/2/1979	vr19979 00627	REGISTERED	14
14 - Jewelry
FRANCE	T30005FR00			5/20/1987	1427539	REGISTERED	14
14 - JEWELRY
GERMANY	T30005DE01		V15794	3/1/1978	979771	REGISTERED	14
14 -
HONG KONG	T30005HK00	6/2/2005	300431324	4/4/2006	300431324	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
ITALY	T30005IT00	10/19/1984	41249-C84	7/25/1996	684350	REGISTERED	14
14 - GOODS NOT LISTED
JAPAN	T30005JP00	3/9/1978	15649/1978	2/26/1982	1499973	REGISTERED	14
14 - GOODS NOT LISTED.
NEW ZEALAND	T30005NZ00	8/1/1985	160175		160175	REGISTERED	14
14 - Jewelry, precious stones
SWEDEN	T30005SE00			7/28/1978	164239	REGISTERED	14
14 - All goods in International Class 14.
UNITED KINGDOM	T30005GB03	12/6/1984	1231657	12/6/1984	1231657	REGISTERED	14
14 - JEWELRY

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ROBERT RODRIGUEZ

CHINA	T30511CN00		7207656	10/28/2010	7207656	REGISTERED	9
9 - Glasses, sunglasses, cases for glasses, cases for sunglasses

Slanted Bubble Design

CHINA	T30164CN06		1501469	1/7/2001	1501469	REGISTERED	25
25 - apparel
FEDERATION OF	T30164RU00	9/4/2000	na	9/4/2000	193643	REGISTERED	25
25 - Apparel footwear and headgear
JAPAN	T30164JP00			1/5/2001	4443555	REGISTERED	25
25 - Apparel footwear and headgear

Slanted Bubble DesignI

AUSTRALIA	T30154AU04	12/24/1999	na	12/24/1999	799361	REGISTERED	25
25 - Apparel footwear and headgear

STUDIO PICONE

CANADA	34	5/8/1986	562,242	5/29/1987	328,195	REGISTERED	25
25 - Clothing, namely, pants, sportcoats and suits

Swan Design

AUSTRALIA	T30124AU09			6/23/1982	A377268	REGISTERED	18
18 - All goods in this class
AUSTRALIA	T30124AU10			8/3/1990	A398242	REGISTERED	25
25 - Women’s sportswear, namely blouses, tops, sweaters, skirts, pants, jeans, shorts, bathing suits and accessories therefor.
BRAZIL	T30124BR01		810500973	7/3/1984	810500973	REGISTERED	3
3 - Perfumery and Hygiene products and toiletry articles in general
CANADA	T30124CA00		442468	11/29/1985	308709	REGISTERED	25
25 - Pants jeans trousers slscks shorts skirts blouses and shirts
CANADA	T30124CA01		532115	10/6/1995	448472	REGISTERED	25
25 - pants, jeans, jumpsuits, rompers, shorts, shirts, sweaters, sweatshirts, jogging suits, sportscoats, blazers, coats, vests, jackets,
T-shirts, overalls, swimsuits, socks, sleepwear, robes, underwear, footwear, hats, scarves and gloves; women`s and girl`s blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, leotards, underwear, briefs and tops, bras and panties

CANADA	T30124CA02		621442	2/9/1996	453619	REGISTERED	18
18 - Cosmetic bags, cases, purses, walets, coin purses, check organizers, card cases cigarette cases, eyeglass cases, key rings, lingerie bags, travel bags, umbrellas, totebags and handbags

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
Swan Design continued . . .
CANADA	T30124CA03		589397	2/16/1996	454034	REGISTERED	14
14 - Watches, precious metals, precious and semiprecious stones and costume jewelry
PUERTO RICO	T30124PR00	8/29/1984	25604	8/29/1984	25604	REGISTERED	25
25 - clothing and shoes

Swan Device

NEW ZEALAND	T30124NZ03			6/3/1982	142598	REGISTERED	14
14 - Articles of Jewelry
NEW ZEALAND	T30124NZ04			6/3/1982	142599	REGISTERED	18
18 - Handbags, luggage small leather goods, umbrellas

THE ORIGINAL L.E.I. DENIM JEANS Design

MEXICO	T30162MX04	8/31/2001	504811	3/25/2009	1077824	REGISTERED	18
18 - HANDBAGS and LEATHER GOODS

‘TIQUE

CANADA	T30431CA00	8/25/2006	1315620	10/12/2007	698421	REGISTERED	35
35 - Retail store servicesselling clothing

V BY GLORIA VANDERBILT Stylized

NEW ZEALAND	T30124NZ08			6/14/1996	237865	REGISTERED	03
03 - Cosmetics, toiletries, perfumes, fragrances, essential oils, talcs, lotions, shampoos, beauty preparations, and preparations for personal

V by VANDERBILT Design

CANADA	T30125CA08		742608	1/29/1997	470067	REGISTERED	30
30 - Toiletries, Namely, eau de toilet, perfumes, fragrances, beauty preparations and preparations for personal care, namely facial moisturizer and body lotion, all non medicated

VANDERBILT BY GLORIA VANDERBILT

AUSTRALIA	T30124AU02		380503	9/2/1982	A380503	REGISTERED	03
03 - Cosmetics, Perfumes, Perfume Sprays, Toilet Water, Toilet Water Sprays, Body Lotions and Body Powders and preparations for personal care.
BRAZIL	T30124BR03		810963620	10/9/1984	810963620	REGISTERED	3
3 - Perfumery and Hygiene products and toiletry articles in general

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
VANDERBILT FOR MEN

CANADA	T30125CA10	1/10/1999	1024554	9/23/2002	567859	REGISTERED	25
25 - Shirtrs, pants, jeans, sweaters, suits, jackets, ties, shorts, underwear, bathing suits, socks, shoes, vests, hats, scarves, gloves, mufflers, belts, watches, cufflinks, tie tacks, tie bars, bracelets, wallets, and key chains.

VANDERBILT GLORIA VANDERBILT & Swan Design

AUSTRALIA	T30124AU04		381064	9/15/1982	A381064	REGISTERED	03
03 - Cosmetics, toiletries, perfumes, fragrances, talcs, lotions, for cosmetic purposes, shampoos, soaps, beauty preparations and preparations for personal care and all other goods in the class.
BRAZIL	T30124BR04		810997673	4/2/1985	810997673	REGISTERED	03
03 - Perfumery and Hygiene products and toiletry articles in general
CANADA	T30125CA02		492269	5/29/1987	328021	REGISTERED	3
3 - Cosmetis and fragrances

VANDERBILT GLORIA VANDERBILT and Device

NEW ZEALAND	T30124NZ06			8/31/1983	148678	REGISTERED	03
03 - Cosmetics, toiletries, perfumes, fragrances, essential oils, talcs, lotions, shampoos, beauty preparations, and preparations for personal

VISTA

CANADA	T30040CA00	6/23/1986	564,947	7/17/1987	330,052	REGISTERED	14
14 - SIMULATED PEARL EARRINGS AND NECKLACES

X-AM

BENELUX	562	12/10/1993	n/a	12/10/1993	543632	REGISTERED	25
25 - Clothing, footwear.
CANADA	563		762,765	10/20/1995	449175	REGISTERED	25
25 - Sportswear, namely shirts, sweatshirts, t-shirts, sweaters, pants, jackets, pants, jackets; coats;hats; belts; headbands; scarves; men’s, women’s and boys’ jeans and men’s and boys’ shorts.
Clothing, footwear, headgear.
FRANCE	567	12/10/1993	n/a		93496163	REGISTERED	25
25 - Clothing, footwear.
GERMANY	561	12/14/1993	n/a	10/18/1994	2081148	REGISTERED	25
25 - Clothing, footwear, headgear.
ITALY	572	12/28/1993	NA	11/24/1995	663619	REGISTERED	25
25 - Clothing and footwear

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
X-AM continued . . .
TAIWAN	576			10/16/1994	658687	REGISTERED	25
25 - Clothing, footwear, headgear.

		END OF REPORT			TOTAL ITEMS SELECTED =		1534

Foreign Registrations
Nine West Development Corp.

Owner Trademark Image	Printed: 4/7/2011 Page 1

Foreign
Status:	REGISTERED
COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

9 WEST

EUROPEAN UNION	3834/0041	8/13/1998	000903419	8/13/1998	000903419	REGISTERED	09,14,18
							25
09 - Optical apparatus and instruments; optical goods; especially eyewear and parts and accessories thereof.
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other Classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, footwear, headgear.

9 & CO.

AUSTRALIA	T00003AU02	10/13/1994	643034	10/13/1994	643034	REGISTERED	42
42 - Retail services.

9 & CO. (DESIGN)

AUSTRALIA	T20003AU0	10/13/1994	643037	10/13/1994	643037	REGISTERED	18
18 - All goods included in Class 18.
NEW ZEALAND	T15930NZ00			5/14/1997	276666	REGISTERED	25
25 - Clothing, headgear and footwear.

9 & CO. (Logo)

CHINA	T20003CN1	10/2/1994	94107927	9/28/1996	875035	REGISTERED	18
18 - Leather, imitations of leather, animal skins, hides, trunks, travelling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery, goods made of leather and imitations of leather, namely: bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key

COLOMBIA	3834/0074	8/1/1997	97044247	4/13/1998	207334	REGISTERED	25
25 - Clothing, footwear, headgear.
ICELAND	T20003IS0	10/25/1996	1294/1996	2/18/1997	233/1997	REGISTERED	18,25
18 - All goods included in Class
25 - All goods included in Class
MACAO	T20003MO0	5/2/1995	14751-M	3/4/1996	14751-M	REGISTERED	18
18 - Bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks.
MACAO	T20003MO1	5/2/1995	14752-M	3/4/1996	14752-M	REGISTERED	25
25 - Clothing, footwear, headgear.
PANAMA	T20003PA0	6/29/1993	066735	6/29/1993	66735	REGISTERED	25
25 - Footwear.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
9 & CO. (Logo) continued . . .
SOUTH KOREA	T20003KR0	10/14/1994	94-40897	1/20/1997	353992	REGISTERED	18
18 - Briefcases, handbags, opera bags, satchels, traveling trunks , suit cases, Boston bags, knapsacks, wallets not of precious metal, name card cases, mountain climbing bags, packing bags, key cases of leatherwear, credit card cases, passport cases, razor cases and razor blade cases, check holders, gas range cases, ticket cases, diaper bags and poly-bags, straw bags.

SOUTH KOREA	T20003KR1	10/14/1994	94-40898	3/29/1996	336393	REGISTERED	21,25,26
21 - Shoe brushes and shoe horns
25 - Low shoes, boots, lace up boots, leather shoes, rubber shoes, vinyl shoes, rain shoes, arctic shoes, baseball shoes, basketball shoes, rugby shoes, handball shoes, field and track shoes, hockey shoes, golf shoes, boxing shoes, hiking shoes, fish shoes, work boots, sandal shoes, over shoes, clog, straw sandal, slippers, sandal clog, shoe string, shoe brush, shoehorn.

26 - Shoe strings

9 & CO. (Word Mark)

CANADA	T20003CA0	12/14/1995	799729	5/14/1997	476222	REGISTERED	25,35
25 - Footwear, namely boots, shoes, sandals and slippers.
35 - Retail store services for footwear and handbags.
CHILE	T20003CL0	10/25/1995	323951	11/18/1996	471881	REGISTERED	18,25
18 - All products in Class 18.
25 - All products in Class 25.
CHINA	T20003CN0	10/2/1994	94107928	12/21/1997	1136543	REGISTERED	25
25 - Clothing, footwear, headgear.
EL SALVADOR	3834/0500SV	3/15/2000	1861/2000	10/10/2001	Bk 141pp69-70	REGISTERED	18
18 - Leather and imitaitons of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

EL SALVADOR	3834/0501SV	3/15/2000	1859/2000	10/26/2001	163Bk142pp327-8	REGISTERED	25
25 - Clothing, including boots, shoes and slippers.
EUROPEAN UNION	3834/0103	8/22/1997	000617019	8/22/1997	617,019	REGISTERED	18,25,35
18 - Handbags, carrying cases, suitcases and travelling bags, key cases, pocket wallets, school bags, shopping bags, shoulder straps.
25 - Clothing, footwear, headgear.
35 - The bringing together, for the benefit of others, of handbags, carrying cases, suitcases and traveling bags, key cases, pocket wallets, school bags, shopping bags, shoulder straps, clothing, footwear and headgear (excluding the transport thereof), enabling customers to conveniently view and purchase those goods.

EUROPEAN UNION	3834/0040	8/13/1998	000903336	8/13/1998	000903336	REGISTERED	14,18,25
							9
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, footwear, headgear.
9 - Optical apparatus and instruments; optical goods; especially eyewear and parts and accessories thereof.
GUATEMALA	3834/0480	3/8/2000	M-1738-2000	11/17/2000	108273	REGISTERED	25
25 - Clothing, including boots, shoes and slippers.
GUATEMALA	3834/0479	3/8/2000	M-1760-2000	10/17/2000	107,008	REGISTERED	18
18 - Leather and imitaitons of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

HONDURAS	3834/0469HN	3/2/2000	4008/2000	11/23/2000	79,911	REGISTERED	25
25 - Clothing, footwear and headgear.
HONDURAS	3834/0468HN	3/2/2000	4010/2000	11/23/2000	79,910	REGISTERED	18
18 - Leather and imitaitons of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

JAPAN	3834/0172	3/6/1995	20497/1995	2/5/1999	4236630	REGISTERED	25
25 - Clothing, garters, sock suspenders, braces, bands belts, footwear, special sporting and gymanstic use, special sporting and gymnastic footwear.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
9 & CO. (Word Mark) continued . . .
JAPAN	T20003JP1	3/6/1995	24096/1995	4/25/1997	3288879	REGISTERED	18
18 - Leather, bags or the like, pouches or the like, portable toiletry article cases, metal fittings for bags, purse clasps, umbrella and parasols, sticks, canes, fittings of metal for canes, cane handles, horse-riding equipment, clothing for pets.

JAPAN	3834/0322	10/22/1997	169259/1997	10/29/1999	4329806	REGISTERED	35
35 - Offering of information relating to the sales, promotion and martkeing of clothing, footwear, bands, belts, bags or the like, pouches or the like made of leather or imitation leather, portable toiletry article cases made of leather and imitation of leather.

LEBANON	T20003LB0	10/26/1996	70512	10/26/1996	70512	REGISTERED	18,25,42
18 - Leather and imitations of leather, and articles made from these materials and not included in other classes, skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, harness and saddlery

25 - Clothing, including, boots, shoes and slippers
42 - Retail store services for handbags, purses, clothing, footwear and headgear
MEXICO	T20003MX11	2/7/2003	587410	3/19/2003	783598	REGISTERED	25
25 - Clothing, footwear, headgear.
MEXICO	T20003MX12	2/7/2003	587409	9/1/2003	805313	REGISTERED	35
35 - Sales in Retail Stores
NICARAGUA	3834/0458	3/3/2000	2000/00975	5/14/2001	48,702 C.C.	REGISTERED	18
18 - All goods in the Class.
NICARAGUA	3834/0459	3/3/2000	2000/00976	5/14/2001	48,704 C.C.	REGISTERED	25
25 - All goods in the Class.
SOUTH AFRICA	T20003ZA00	11/14/1996	96/16258	11/14/1996	96/16258	REGISTERED	25
25 - Footwear including boots, shoes and slippers
TURKEY	3834/0048TR	9/18/1996	96/13731	9/18/1996	176417	REGISTERED	18,25
18 - Handbags.
25 - Footwear.
VIRGIN ISLANDS	3833/0294			10/13/1992	6484	REGISTERED	25
25 - Footwear.

9 WEST

PORTUGAL	3834/0712	11/11/1986	237733	5/2/1991	237733	REGISTERED	25
25 - Clothing articles, including footwear and headgear.

9 WEST (Logo)

AUSTRIA	T20011AT0	1/17/1985	AM 139/85	11/28/1985	110971	REGISTERED	25
25 - Clothing, including boots, shoes and slippers.
PUERTO RICO	T20008PR0	8/10/1993	N/A	8/10/1993	33629	REGISTERED	25
25 - Clothing, footwear, headgear

9 WEST (Stylized)

AUSTRALIA	T20003AU1	10/13/1994	643035	10/13/1994	643035	REGISTERED	25
25 - All goods included in Class 25.
BERMUDA	3834/0023BM	9/21/1998	30067	9/23/1997	30067	REGISTERED	14
14 - Jewelry and watches.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CANADA	T20007CA3	11/1/1985	551846	5/17/1991	384401	REGISTERED	18
18 - Handbags.
INDIA	3834/0211	1/31/1985	433193	1/31/1985	433193	REGISTERED	25
25 - Clothing including boots, shoes and slippers.
JAPAN	3834/0390/JP	9/11/1987	102916/1987	9/30/1991	2336609	REGISTERED	25
25 - Clothing
PORTUGAL	3834/0713	3/9/1987	239815	5/2/1991	239815	REGISTERED	25
25 - Clothing articles, including shoes and headgear.
SOUTH KOREA	T20011KR0	1/19/1985	688/85	1/9/1986	122311	REGISTERED	25,26
25 - Sandal pattens, slippers, straw sandals, wooden shoes with clogs (for rainly weather), overshoes, sandals, fatigue shoes, angler shoes, hiking shoes, boxing shoes, golf shoes, hockey shoes, track racing shoes, handball shoes, rugby shoes, basketball shoes, baseball shoes, artic shoes, rain shoes, vinyl shoes, rubber shoes, laced boots, boots and low shoes.

26 - Shoe strings
TAIWAN	T20007TW0	2/11/1985	(74) 06215	10/1/1985	300439	REGISTERED	48
48 - Boots, shoes.

9 WEST (Stylzied)

BENELUX	T20011BX00	1/28/1983	48260	1/28/1983	387733	REGISTERED	25
25 - Clothing, including boots, shoes and slippers.

9 WEST (Word Mark)

CANADA	T20007CA1	12/19/1980	463228	6/26/1981	260256	REGISTERED	25
25 - Shoes.
CANADA	T20007CA2	9/19/1990	666750	1/31/1992	393589	REGISTERED	035
035 - Services of operating a store specializing in the sale of shoes and accessories.
CHILE	T20007CL00		676433	5/26/2005	726235	REGISTERED	25
25 -
FRANCE	T20007FR0	1/22/1985	728540	1/22/1985	1296533	REGISTERED	25
25 - All goods in Class 25, heading of which is: Clothing, footwear, headgear.
FRANCE	3834/0021	8/6/1998	98745202	8/6/1998	98745202	REGISTERED	14
14 - Jewelry and watches.
HONDURAS	T20007HN0	8/6/1993	7493/93	3/23/1994	59550	REGISTERED	25
25 - Shoes, all forms of footwear, clothing, headgear.
HONG KONG	3834/0017	8/7/1998	10513/98	8/7/1998	B15430/99	REGISTERED	14
14 - Jewelry and watches.
ITALY	T20007IT00	1/22/1985	32886C85	2/2/1987	712480	REGISTERED	25
25 - Clothing, footwear, headwear
JAPAN	3834/0015	8/5/1998	66221/1998	1/12/2001	4444809	REGISTERED	14
14 - Precious metals, personal ornaments, jewels and their raw ores and imitations of jewels, horological instruments.
NEW ZEALAND	T20007NZ0	2/3/1981	135877	2/3/1981	135877	REGISTERED	25
25 - Boots, shoes, slippers and sandals and similar kinds of footwear.
SINGAPORE	3834/0018	8/12/1998	S8060/98	8/12/1998	T98/08060F	REGISTERED	14
14 - Jewelry and watches.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
9 WEST (Word Mark) continued . . .
SOUTH AFRICA	3834/0710	3/9/1981	81/1521	3/9/1981	B81/1521	REGISTERED	25
25 - All articles of footwear including boots, shoes and slippers.
SOUTH KOREA	3834/0019	10/16/1998	1998-26966	9/13/1999	454742	REGISTERED	14
14 - Movements for clocks and watches, lock dials, clock hands, watch springs, anchors (clock and watch-making), watch crystals, watch chains, watch cases, clockworks, barrels (clock and watch making), atomic clocks, alarm clocks, electric clocks and watches, electronic clocks and watches, control clocks, chrono graphs, chronometers, chronoscopes, table clocks, wrist watches and pocket watches, garnet, olivine (gems), malachite, diamond, opal, agate, cat’s eye, moonstone, beryl, jasper, jade, coral, crystal, alexandrite, aquamarine, quartz, paste jewelry (Costume jewelry), zircon, pearl, spinel (precious stones), cubic zirconium, christo beryl, turquoise, topaz, tourmaline, tiger eye, yellow jade and jet, ingot gold alloys, gold platings, gold leafs, wrought gold articles, gold-alloy platings, nickel silver, rhodium, ruthenium, aluminum gold, osmium, silver or silver alloy casting leafs, silver leafs, wrought silver articles, ingot silver, ingot silver alloys, iridium and palladium, earrings, badges of precious metal, buckles of precious metal, belt ornament of precious metal, pins of precious metals, medals, necklaces, rings, anklets, amulets (jewelry), brooches (jewelry), ornamental pins, charms and bracelets.

SPAIN	3834/0438ES	2/4/1985	1094303	4/25/1988	1094303	REGISTERED	25
25 - Footwear.
SPAIN	3834/0022	8/10/1998	2179954	2/5/1999	2179954	REGISTERED	14
14 - Jewelry and watches.
TAIWAN	3834/0016	8/6/1998	87038480	8/16/1999	863972	REGISTERED	14
14 - Jewelry and watches.
UNITED KINGDOM	3834/0020	8/6/1998	2174122A	8/6/1998	2174122A	REGISTERED	14
14 - Jewelry and watches.

9 WEST LOGO

AUSTRALIA	T20011AU0	1/28/1983	386786	1/28/1983	B386786	REGISTERED	25
25 - Boots, shoes, slippers and sandals; footwear, all being articles of clothing.
BAHAMAS	3834/0205	1/18/1985	11515	1/18/1985	11515	REGISTERED	25
25 - Clothing, headgear and footwear, including boots, shoes and slippers. (Local Class 38)
CANADA	3834/0348	2/9/1983	498583	10/28/1983	284426	REGISTERED	025
025 - Shoes.
DENMARK	T20011DK0	1/26/1983	00446-1983	10/7/1983	03574/1983	REGISTERED	25
25 - All goods in the Class.
FRANCE	T20011FR0	1/22/1985	728538	1/22/1985	1296531	REGISTERED	25
25 - Clothing, footwear, headgear.
GREECE	T20011GR0	3/3/1983	74145	3/3/1983	74145	REGISTERED	25
25 - All goods in Class 25.
JAPAN	T20011JP0	9/11/1987	102917/1987	12/26/1990	2292684	REGISTERED	14,18,25
							26
14 - Personal ornaments; pouches and purses of precious metal., jewels and their imitations; compacts of precious metal
18 - Bags, pouches, portable toiletry article cases
25 - Bands, belts, garters, sock suspenders, braces
26 - Brooches for clothing, medals for clothing (excluding those of precious metal), badges for wearing (excluding those of precious metal), pins for bonnets (excluding those of precious metal), buckles for clothing.

SOUTH AFRICA	T20011ZA0	2/15/1985	85/1175	2/15/1985	85/1175	REGISTERED	25
25 - Clothing, footwear, headgear.
SPAIN	T20011ES0	3/5/1985	1097631	2/2/1988	1097631	REGISTERED	25
25 - Footwear.
SWEDEN	T20011SE0	1/17/1985	85-0417	2/13/1987	204342	REGISTERED	25
25 - Footwear, including shoes.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
9 WEST NINE WEST (Series)

AUSTRALIA	T00003AU00	5/1/2003	952494	5/1/2003	95249	REGISTERED	18
18 - Leather and imitations of leather; and goods made of these materials and not included in other classes; bags and baggages; handbags; totes; totebags; attached cases; briefcases; briefcase-type portfoliois; valises; trunks; beach bags; back packs; school bags; duffel bags; suitcases; suitcase handles; luggage; travel bags; traveling bags; garment bags; satchels; wallets; credit card cases; business card cases; cheque-books cases; purses; clutch purses, change purses’ passport cases; cosmetics cases; key cases; leather key fobs; animal skins and hides; umbrellas; parasols; walking sticks; whips; harness and saddlery.

9 WEST SPORT LOGO

BAHAMAS	T20013BS0	10/30/1987	12661	10/30/1987	12661	REGISTERED	38
38 - Clothing, headgear and footwear, including boots, shoes, insoles for shoes and slippers.
DENMARK	3834/0411	11/4/1987	0733/1987	11/3/1989	06360/1989	REGISTERED	25
25 - All goods in Class 25.

ANTI-GRAVITY

CHINA	3834/0448	3/14/2000	2000029033	4/7/2001	1549168	REGISTERED	25
25 - Clothing, headgear, footwear.
DOMINICAN	3834/0451	3/2/2000	2000013555	5/15/2000	113182	REGISTERED	25
25 - All goods in the Class.
EUROPEAN UNION	3834/0436/EU	2/3/2000	001493832	2/3/2001	001493832	REGISTERED	18,25
18 - All goods in the Class.
25 - All goods in the Class.
ITALY	3834/0449	3/29/2000	RM2000C001967	6/20/2003	898255	REGISTERED	25
25 - All goods in the Class.
SOUTH KOREA	3834/0521	4/7/2000	40-2000-16672	6/25/2001	496257	REGISTERED	25
25 - Low shoes, boots, laced boots, leather shoes, rubber shoes, vinyl shoes, rain shoes, arctic shoes, baseball shoes, basketball shoes, rugby shoes, handball shoes, track-racing shoes, hockey shoes, golf shoes, boxing shoes, hiking shoes, angler shoes, fatigues shoes, sandals, over shoes, wooden shoes with clogs (for rainly weather) straw sandals, slippers and sandal pattens

SPAIN	3834/0450	2/24/2000	2294002	2/24/2000	2294002	REGISTERED	25
25 - All goods in the Class.

ARPEGGIOS

MEXICO	T20031MX0	11/17/1993	183414	11/17/1993	552671	REGISTERED	9
9 - Ophthalmic eyewear including some glasses, sunglasses and optical accessories.

ARPEGGIOS DESIGN

CANADA	T20032CA0	9/9/1987	591461	1/20/1989	350142	REGISTERED	09
09 - Eyeglasses and frames for spectacles.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BABY NINE

CANADA	3834/0136	12/14/1995	799731	12/31/1998	506,033	REGISTERED	25
25 - Footwear.

BANDOLINO & DESIGN

CANADA	3834/0132	1/29/1998	866116	3/26/1999	510132	REGISTERED	09
09 - Eyeglasses, frames for spectacles and sunglasses.

BANDOLINO (Stylized)

AUSTRALIA	T20039AU0	1/7/1963	177872	1/7/1963	A177872	REGISTERED	25
25 - Shoes.
CHINA	T20039CN0	6/20/1991	91026868	6/10/1992	598197	REGISTERED	25
25 - Footwear.
CHINA	3834/0125	9/29/1997	97103192	2/21/1999	1248695	REGISTERED	25
25 - Clothing, footwear, headgear.
EL SALVADOR	T15894SV00			10/17/2001	Book141pp413-14	REGISTERED	25
25 - Clothing, including boots, shoes and slippers
FRANCE	3834/0709	4/2/1991	1653424	4/2/1991	1653424	REGISTERED	18
18 - Handbags, wallets, purses and credit card holders.
HONG KONG	T20036HK0	8/13/1980	2009/1980	8/13/1980	2204/81	REGISTERED	25
25 - Footwear.
INDONESIA	3834/0362	10/27/1997	D9723476	3/29/1999	425,962	REGISTERED	25
25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins, sandals, slippers, socks, hosiery, caps and hats, scarves, kerchiefs.
INDONESIA	3834/0361	10/27/1997	D9723475	3/25/1999	424,919	REGISTERED	18
18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, cases, billfolds, wallets, key fobs, key cases, travelling bags, umbrellas and walking sticks.
ITALY	3834/0515	3/16/1990	RM2000C001612	12/9/1992	582970	REGISTERED	25
25 - Footwear for men, women and children.
JAMAICA	3834/0056/JM/01	10/17/1997	25/1934	10/17/1997	35,683	REGISTERED	25
25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins, slippers and sandals, headgear.
JAPAN	T20039JP0	5/22/1991	053285/1991	5/31/1993	2540146	REGISTERED	18
18 - Handbags, other bags, purses, wallets, credit card cases, other pouches, vanity cases in International Class 18.
MALAYSIA	3834/0365MY	10/29/1997	MA/15470/97	10/29/1997	97/15470	REGISTERED	25
25 - Shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweatpants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, hats, scarves, kerchiefs, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, all included in Class 25.

NETHERLANDS	T15894AN00			10/2/1997	03198	REGISTERED	18,25,35
18 - All goods in class.
25 - All goods in class.
35 -

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BANDOLINO (Stylized) continued . . .
NETHERLANDS	T20039AN0	10/2/1997	None Assigned	10/27/1997	20285	REGISTERED	25
25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins, sandals, slippers, socks, hosiery, caps and hats, scarves, kerchiefs.
PERU	T20039PE0	6/11/1993	222368	6/22/1995	16495	REGISTERED	25
25 - Footwear.
SAUDI ARABIA	3834/0188	7/28/1997	39986	6/28/1998	439/74	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes, animal skins, hides, trunks and travelling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.

SAUDI ARABIA	3834/0189	7/28/1997	39987	6/28/1998	439/75	REGISTERED	25
25 - Clothing, footwear, headgear.
SOUTH KOREA	T15894KR01	1/7/2005	40-2005-1073	3/9/2006	40-0654272	REGISTERED	25
25 - Breeches, riding boots, low heel shoes, boots, leather boots, leather shoes, rubber shoes, vinyl shoes, hiking shoes, over shoes, slippers, sandals, Korean clogs, galoshes, bath sandals, bath slipper, half-boots, beach shoes, laced shoes, one-piece dresses, two-piece dresses, evening dresses, evening gowns, skirts, blouses, suits, long coats, short coats, raincoats, top coats, cloaks, overcoats, jackets, sweaters, slacks, blue jean pants, blue jean shirts, blue jean shorts, sweat pants, underpants, trousers, shoes, sport shirts, body shirts, dress shirts, polo shirts, sweat shirts, cardigans, vests, leather belts, garters, stocking suspenders, sock suspenders, suspenders for clothing, lounge-wear for women (usually worn while relaxing at home), lounge-wear for men (clothing worn whole relaxing at home), lounge wear for children (clothing worn while relaxing at home), panty hose, socks, neckties, collars (clothing), mufflers, scarves, shawls, jump suits, gloves for cold weather, mittens, hats, leg warmers, jogging suits, t-shirts, tank tops, camisoles, pullovers, children’s clothes, aerobic wear, nightgowns, underwear, undershirts, bathing caps, bathing suits, bathing trunks, pajamas, sun visors.

SOUTH KOREA	T15894KR02	2/3/2005	40-2005-4954	2/28/2006	40-0653059	REGISTERED	18
18 - Briefcases, handbags, opera bags, satchels, trunks, suit cases, Boston bags, knapsacks, wallets, name card cases, mountain climbing bags, packing bags, key cases, credit card cases, passport cases, shaving implement cases, check holders, gas range cases, ticket cases, diaper bags poly-bags,and straw bags.

TAIWAN	3834/0128	7/31/1997	86039488	11/1/1998	824663	REGISTERED	18
18 - Bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks.
TAIWAN	3834/0130	7/31/1997	86039489	11/16/1998	827,011	REGISTERED	25
25 - Clothing, including outer clothing and sportswear, shoes, boots, moccasins, sandals, slippers, socks, hosiery, caps and hats, scarves, kerchiefs.
THAILAND	T20041TH0	6/2/1992	228684	6/2/1992	228684/KOR8092	REGISTERED	25
25 - Pumps, sneakers, sandals, gym shoes, slippers, boots, flat shoes, court shoes.
UNITED ARAB EMR	3834/0230	9/1/1997	23195	9/22/1998	18303	REGISTERED	25
25 - Clothing, including outer clothing and sportswear; footwear, includng shoes, boots, moccasins and sandals; headgear.
UNITED ARAB EMR	3834/0229	9/1/1997	23194	9/22/1998	18302	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes, animal skins, hides, trunks and travelling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.

UNITED KINGDOM	T20039GB0	4/24/1991	1462536	4/24/1991	1462536	REGISTERED	25
25 - Clothing for women, footwear and headgear, all included in Class 25.
VIETNAM	T20039VN0	3/12/1993	11144	3/12/1993	9359	REGISTERED	25
25 - Footwear.

BANDOLINO (Tradename)

EL SALVADOR	T00012SV03	12/6/2002	202029453	9/13/2004	114bK2PP2290230	REGISTERED	NC
NC — Commercial establishments destined to expand the store and distribution of the services of the applicant that consists of eyewear, including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords. Jewelry and watches. Bags and handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather. Footwear, clorhing, headgear. Shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs. (Local Class 98).

Owner Trademark Image	Printed: 4/7/2011 Page 9

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BANDOLINO (Word Mark)

ANGUILLA	T00012AI00		3486	8/19/2002	3486	REGISTERED	18,25,35
							42
18 - All goods in the class.
25 - All goods in the class.
35 - All services in the class.
42 - All services in the class.
ARGENTINA	3834/0552	5/29/2000	2,288746	10/31/2001	1849927	REGISTERED	18
18 - All goods in the Class.
ARGENTINA	3834/0553ar	5/29/2000	2,288,747	4/30/2004	1979360	REGISTERED	25
25 - All goods in the Class.
ARUBA	T00012AB00	11/29/2002	0112g.14	11/29/2001	22284	REGISTERED	9,14,25
							35,42
9 - All goods in class.
14 - All goods in class.
25 - All goods in class.
35 - All services in class.
42 - All services in the class.
AUSTRALIA	T20036AU0	8/12/1968	438805	1/3/1986	A438805	REGISTERED	25
25 - Footwear, including women’s shoes.
BAHAMAS	T20036BS0	9/12/1974	7961	9/12/1974	7961	REGISTERED	38
38 - Footwear.
BARBADOS	T00012BB00	10/1/2002	N/A/	6/12/2003	81/17388	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
BARBADOS	T00012BB01	10/1/2002	N/A	6/12/2003	81/17389	REGISTERED	25
25 - Footwear, clothing, headgear, Shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

BARBADOS	T00012BB02	10/1/2002	N/A	6/12/2003	81/17390	REGISTERED	35
35 - Retail Store Services
BELIZE	T00012BZ00	9/12/2002	N/A	9/12/2002	BZ1000.02	REGISTERED	18,25,35
18 - All kinds of bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and travellng bags, umbrellas and walking sticks, all made of leather or imitations of leather.

25 - All kinds of footwear, clothing, headgear, shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweatpants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs.

35 - All kinds of retail store services.
BENELUX	3834/0440	2/14/1990	741453	2/14/1990	475842	REGISTERED	25
25 - Footwear.
BERMUDA	T00012BM00	7/31/2002	34470	7/31/2003	34470	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
BERMUDA	T00012BM01	7/31/2002	34471	7/31/2002	34471	REGISTERED	25
25 - Footwear, clothing, headgear, Shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

BERMUDA	T00012BM02	7/31/2002	34472	7/31/2005	34472	REGISTERED	35
35 - Retail Store Services
BERMUDA	T20036BM0	8/20/1974	7626	8/20/1974	7626	REGISTERED	38
38 - Footwear.
BOLIVIA	3834/0554	6/7/2000	016996	3/27/2001	83883	REGISTERED	18
18 - All goods in the Class.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BANDOLINO (Word Mark) continued . . .
BOLIVIA	3834/0555	6/7/2000	016997	3/27/2001	83884	REGISTERED	25
25 - All goods in the Class.
BRITISH VIRGIN	T00012VG00	1/23/2003	4005	1/24/2003	4005	REGISTERED	18,25
18 - Leather skirts, unwrought and wrought, and articles made of leather, not included in other classes, including bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, travel bags and leather shoes. (Local Class 37); Umbrellas (Local Class 50(5)) Class 50(10) Goods not included in the foregoing classes, including bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, travel bags, all made of materials other than leather; handkerchiefs. (Local Class 50(1))

25 - Articles of clothing, including footwear, headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats and scarves. (Local Class

CANADA	T00012CA00	3/4/2003	1169489	9/30/2005	649414	REGISTERED	25
25 - Clothing, namely headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear, stockings, socks, wristband, gloves, mittens and kerchiefs.

CANADA	T20036CA0	1/20/1992	697245	1/8/1993	406899	REGISTERED	25
25 - Ladies’ shoes.
CANADA	T00012CA02	11/29/2007	1,374,084	4/7/2009	737,686	REGISTERED	35
35 - Operation of a retail store specializing in the sale of footwear and handbags
CHILE	T00012CL00	4/28/2004	645.322	10/28/2004	707194	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and travel bags and umbrellas
CHILE	3834/0134	7/2/1997	382328	3/10/1998	506,535	REGISTERED	25
25 - Footwear.
CHINA	T00012CN01	8/9/2004	4210781	1/7/2008	4210781	REGISTERED	35
35 - Retail store services
CHINA	T00012CN02	6/7/2006	5402980	6/7/2009	5402980	REGISTERED	09
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords
CHINA	T00012CN03	6/7/2006	5402981	7/28/2009	5402981	REGISTERED	14
14 - Jewelry and watches
COLOMBIA	3834/0556	8/25/2000	00.063.716	6/1/2001	241570	REGISTERED	18
18 - All goods in the Class.
COLOMBIA	3834/0557	8/25/2000	00.063.717	10/26/2004	291797	REGISTERED	25
25 - Clothing, footwear, headgear
COLOMBIA	T00012CO02	10/2/2002	02088383	11/24/2003	276237	REGISTERED	35
35 - Retail Store Services
COSTA RICA	T00012CR00	10/8/2002	2002-0007107	11/14/2003	142574	REGISTERED	35
35 - Retail store services
COSTA RICA	T00012CR01	10/17/2000	20028811	10/17/2001	122576	REGISTERED	25
25 - Clothing, footwear, headgear
COSTA RICA	T00012CR02	5/5/2003	142573	11/14/2003	142573	REGISTERED	42
42 - All goods in the class
COSTA RICA	T00012CR03			11/12/2003	142537	REGISTERED	25
25 - Footwear, clothing, headgear, including shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves kerchiefs.

COSTA RICA	3834/0491	3/1/2000	N/A	10/17/2000	122,573	REGISTERED	18
18 - All goods in the Class.
DENMARK	T20036DK0	2/14/1990	01266/1990	9/6/1991	05741/1991	REGISTERED	25
25 - All goods in class.
DOMINICAN	T00012DO00			2/28/2001	118434	REGISTERED	18
18 - All goods in class.

Owner Trademark Image	Printed: 4/7/2011 Page 11

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BANDOLINO (Word Mark) continued . . .
DOMINICAN	3834/0558	2/15/2001	2000041114	2/15/2001	116013	REGISTERED	18,25
18 - Alll goods in the Class.
25 - All goods in the Class.
ECUADOR	T00012EC00	11/19/2002	128236	6/3/2003	23774	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, travel bags, umbrellas and walking
ECUADOR	T00012EC01	11/19/2002	128235	6/3/2003	23773	REGISTERED	25
25 - Footwear, clothing, headgear, including shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

ECUADOR	T00012EC02	11/19/2002	128250	6/3/2003	8118	REGISTERED	35
35 - Retail Store Services
EL SALVADOR	3834/0502SV	10/5/2001	1852/2000	5/10/2001	244	REGISTERED	18
18 - Leather and imitaitons of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

EL SALVADOR	T00012SV01	10/2/2002	200202046	3/15/2005	66-Bk. 35	REGISTERED	35
35 - Retail shoe store services
EL SALVADOR	T00012SV02			10/17/2001	Bk 141 413/414	REGISTERED	25
25 - Articles of clothing, including boots, shoes and slippers.
EUROPEAN UNION	3834/0035EU	8/13/1998	000903518	8/13/1998	000903518	REGISTERED	14,18,25
14 - All goods in the Class.
18 - All goods in the Class.
25 - All goods in the Class.
FRANCE	3834/0441	2/16/1990	188662	2/16/1990	1,575,911	REGISTERED	25
25 - Footwear.
GERMANY	T00012DE00	7/18/1991	U8198/18 Wz	8/24/1993	2043149	REGISTERED	18
18 - Handbags, wallets, purses and credit card holders.
GERMANY	3834/0650	8/4/1980	U5510/25Wz	12/4/1981	1026324	REGISTERED	25
25 - Boots and shoes.
GUATEMALA	T00012GT01	3/8/2000	6937-2002	1/19/2004	127,385	REGISTERED	35
35 - Wholesale store services
GUATEMALA	T00012GT03			8/13/2003	125,153	REGISTERED	18
18 - All goods in class.
GUATEMALA	3834/0481	10/10/2000	6905-2002	10/10/2000	106477	REGISTERED	18
18 - Leather and imitaitons of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

GUATEMALA	3834/0482	3/8/2000	2000-01741	5/12/2004	129,591	REGISTERED	25
25 - Clothing, including boots, shoes and slippers
HAITI	T00012HT01			5/10/2003	D-5417	REGISTERED	25
25 - All goods in class.
HAITI	T00012HT02		116	5/10/2003	5416	REGISTERED	18
18 - All goods in class.
HAITI	T00012HT04			5/10/2003	5418	REGISTERED	42
42 - All services in class.
HONDURAS	3834/0470HN	3/2/2000	4007/2000	11/23/2000	79,904	REGISTERED	18
18 - Leather and imitaitons of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

HONDURAS	3834/047HN	3/2/2000	4006/2000	11/23/2000	79,905	REGISTERED	25
25 - Clothing, footwear and headgear.

Owner Trademark Image	Printed: 4/7/2011 Page 12

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BANDOLINO (Word Mark) continued . . .
HONG KONG	T00012HK00	8/12/2004	300267147	12/16/2004	300267147	REGISTERED	18,35
18 - Bags, handbags, purses, credit card holders made of leather or imitation leather, knapsacks, billfolds, wallets, key fobs made of leather or imitation leather, key cases made of leather or imitation leather, travel bags, umbrellas and walking sticks.

35 - Retail store services in the field of clothing, footwear, headgear, bags, handbags, purses, credit card holders made of leather or imitation leather, knapsacks, billfolds, wallets, key fobs made of leather or imitation leather, key cases made of leather or imitation leather, travel bags, umbrelllas and walking sticks.

HONG KONG	T00012HK02	8/19/2004	300270837	8/19/2004	300270837	REGISTERED	25
25 - Clothing, footwear and headgear
INDIA	3834/0592	5/31/2000	928655	5/31/2000	928655	REGISTERED	25
25 - All goods in the Class including footwear, headgear, belts and clothing.
INDONESIA	T00012ID00	8/13/2004	J20042330423497	8/12/2004	IDM000069024	REGISTERED	35
35 - The bringing together, for the benefit of others, of a variety of goods enabling customers to conveniently view and purchase those
INDONESIA	T00012ID01	2/24/2005	D00 2005	2/24/2005	IDM000096087	REGISTERED	25
25 - Clothing and footwear.
IRELAND	T20036IE0	2/15/1990	865/90	2/15/1990	136619	REGISTERED	25
25 - Footwear
ISRAEL	3834/0385il2	8/30/1996	n/a	10/7/1997	107,249	REGISTERED	18
18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags; umbrellas and walking sticks.
ISRAEL	T20036IL0	8/30/1996	107250	8/30/1996	107250	REGISTERED	42
42 - Retail store services
ISRAEL	T20036IL1	8/29/1996	107231	8/29/1996	107231	REGISTERED	25
25 - Shoes
JAMAICA	T00012JM00	7/30/2002	42749	7/30/2002	42749	REGISTERED	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks, whips harnesses and saddlery

25 - Clothing, footwear, headgear
35 - Advertising; business management; business administration; office functions; the bringing together, for the benefit of others, of a variety of goods, enabling customers to conveniently view and purchase those goods in a retail store.

JAPAN	T00012JP00	8/9/2004	73659/2004	7/29/2005	4884387	REGISTERED	35
35 - Providing information relating to the sales of goods.
JAPAN	3834/0377	2/18/1986	015639/1986	6/23/1989	2150816	REGISTERED	25
25 - Footwear and all others belonging to Class 25.
JAPAN	3834/0157	2/18/1986	15640/1986	11/30/1988	2094248	REGISTERED	25
25 - Special shoes for sports, and all others belonging to this Class.
MACAO	T00012MO01	9/26/1997	N2593	3/9/1998	N/2593	REGISTERED	25
25 - Clothing, footwear, headgear.
MEXICO	T00012MX00	11/25/2003	630945	7/21/2004	843711	REGISTERED	09
09 - All kinds of eyewear including, sunglasses, eyeglasses and eyeglass frames, eyeglass cases, eyeglass chains, and eyeglass cords
NETHERLANDS	T00012AN01	8/2/2002	08754	8/2/2002	08754	REGISTERED	18,25,35
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
25 - Footwear, clothing, headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

35 - Retail Store Services
NEW ZEALAND	3834/0190	8/1/1974	109,163	8/1/1974	109,163	REGISTERED	25
25 - Footwear, including boots, shoes and slippers, and excluding socks, stockings, and hosiery.
NICARAGUA	3834/0460	3/3/2000	2000/00967	5/14/2001	48,706 C.C.	REGISTERED	18
18 - All goods in the Class.
NICARAGUA	3834/0461	3/3/2000	2000/00968	5/14/2001	48,698 C.C.	REGISTERED	25
25 - All goods in the Class.

Owner Trademark Image	Printed: 4/7/2011 Page 13

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BANDOLINO (Word Mark) continued . . .
NICARAGUA	T00012NI02	10/25/2002	02794	6/17/2003	58091	REGISTERED	35
35 - Retail Store Services
PANAMA	T00012PA00	2/26/2003	125859	2/26/2003	125859	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags; umbrellas and walking
PANAMA	T00012PA02	2/26/2003	125861	2/26/2003	125861	REGISTERED	35
35 - Retail Store Services (Local Class 39)
PARAGUAY	3834/0564	5/26/2000	12316	4/27/2001	234,499	REGISTERED	18
18 - All goods in the Class.
PARAGUAY	3834/0565PY	5/26/2000	12317	4/27/2001	234,500	REGISTERED	25
25 - All goods in the Class.
PORTUGAL	T20036PT0	3/1/1990	262489	9/14/1992	262489	REGISTERED	25
25 - Footwear.
PUERTO RICO	T20036PR1	4/18/1975	N/A	8/8/1975	19660	REGISTERED	25
25 - Ladies’ shoes.
SAINT LUCIA	T00012LC01	12/12/2002	444/2002		TM2002/000444	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, narnesses and saddlery.

SAINT LUCIA	T00012LC02	12/12/2002	445/2002	10/27/2003	TM/2002/000445	REGISTERED	25
25 - Clothing, footwear, headgear.
SINGAPORE	T00012SG00	8/12/2004	T04/13405G	8/12/2004	T04/13405G	REGISTERED	18
18 - Bags, handbags, purses, crdit card holders, knapsacks, billfolds, wallets, key fobs, key cases and travel bags, umbrellas and walking
SINGAPORE	T00012SG02	8/12/2004	T04/13407C	8/12/2004	T04/13407C	REGISTERED	35
35 - The bringing together, for the benefit of others, of a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase those goods in a retail store.
SINGAPORE	T20036SG0	5/25/1988	T88/02554H	5/25/1988	T88/02554H	REGISTERED	25
25 - Footwear, being articles of clothing.
SOUTH AFRICA	T20036ZA0	9/10/1982	82/7076	9/10/1982	82/7076	REGISTERED	25
25 - Articles of clothing including footwear.
SOUTH KOREA	T00012KR00	12/23/2004	41-2004-27662	3/16/2006	41-0129405	REGISTERED	35
35 - Retail agency services of footwear, retail agency services of clothing, retail mediating services of clothing, retail agency services of bags, retail mediating services of small leather goods, retail mediating services of small leather goods, retail agency services of clutch purses, retail mediating services of key cases, retail mediating services of credit card cases, retail agency services of credit card cases, retail agency services of cosmetic cases sold empty, retail mediating services of cosmetic services sold empty, retail agency services of wallets, retail mediating services of business card cases, retail agency services of lipstick holders, retail mediating services of lipstick holders, export and import services, sales agency services, sales mediating services, other services included in this class.

SOUTH KOREA	3834/0152	7/25/1997	34696	8/27/1999	40-0453717	REGISTERED	18
18 - Briefcases, handbags, opera bags, satchels, trunks, suit cases, Boston bags, knapsacks, wallets, name card cases, mountain climbing bags, packing bags, key cases, credit card cases, passport cases, shaving implement cases, check holders, gas range cases, ticket cases, diaper bags and poly-bags, straw bags.

SPAIN	3834/0312	3/28/1990	1559194	5/17/1994	1559194	REGISTERED	25
25 - Footwear (except orthopedic).
TAIWAN	T00012TW00	6/23/2006	095032714	4/1/2007	1255967	REGISTERED	09
09 - Eyeglass cases, eyeglass frames, eyeglasses, frames for glasses and pince-nez, optical glasses, reading eyeglasses, reading glasses, sunglasses.
TAIWAN	T00012TW01	6/23/2006	095032713	2/16/2007	1250786	REGISTERED	14
14 - Jewelry and watches
TAIWAN	T00012TW02	6/23/2006	095032712	1/1/2007	1244698	REGISTERED	25
25 - Shoes, boots, moccasins, sandals, slippers
THAILAND	T00012TH00	8/13/2004	562267	8/13/2004	Kor223658	REGISTERED	18
18 - Handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs of leather, key cases, travel bags, umbrellas, walking
TRINIDAD & TOBAGO	T00012TT00	8/22/2002	33245	7/14/2004	33245	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking

Owner Trademark Image	Printed: 4/7/2011 Page 14

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BANDOLINO (Word Mark) continued . . .
TRINIDAD & TOBAGO	T00012TT01	8/13/2002	33228	1/5/2006	33228	REGISTERED	25,35
25 - Footwear; Clothing (not for operating rooms nor for protection against accidents, irradiation and fire) headgear for wear; shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-upsuits, jackets (clothing), coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands (clothing), gloves (clothing), mittens; leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers (non-orthopedica nor for protections against accidents, irradiation and fire; hats, 35 - Boutiques, shops and outlets for the sale of shoes, apparel, handbags, small leather goods, umbrellas, jewelry and watches.

TURKEY	3834/0174TR	9/18/1996	96/13729	9/18/1996	176776	REGISTERED	25
25 - Ladies shoes.
UNITED KINGDOM	T20036GB0	11/20/1974	1038645	11/20/1974	1038645	REGISTERED	25
25 - Footwear, being articles of clothing.
UNITED KINGDOM	T20036GB1	4/3/1991	1459853	4/3/1991	1459853	REGISTERED	18
18 - Goods of leather, or of imitations of leather, handbags, wallets, purses and credit card holders, umbrellas and parasols, parts and fittings for all the aforesaid goods.
URUGUAY	T20036UY0	2/9/1977	153820	10/14/1977	299497	REGISTERED	25
25 - Espadrilles, boots, buskins, footwear (excluding orthopedic shoes), bootlegs, uppers, shoe stiffeners, canvas uppers for espadrilles, insoles for shoes, leggings, soles, slippers, shoes and clogs.

VENEZUELA	3834/0566	6/8/2000	9769/00	6/1/2001	P238131	REGISTERED	18
18 - Leather and imitaitons of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

VENEZUELA	3834/0567	6/8/2000	9770/00	6/1/2001	P231832	REGISTERED	25
25 - Clothing, footwear, headgear.
VIETNAM	T00012VN00	8/20/2004	4-2004-08536	8/2/2006	74053	REGISTERED	18,35
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags, umbrellas and walking sticks.
35 - Retail store services.
VIRGIN ISLANDS	T00012VS01			9/7/2004	7357	REGISTERED	18
18 - Handbags and small leather goods, namely clutch purses, key cases, credit card caases, cosmetic cases sold empty, wallets, business card cases and lipstick holders.
VIRGIN ISLANDS	T00012VS02	8/10/2004	7358	8/10/2004	7358	REGISTERED	25
25 - Clothing, namely, skirts, suits, slacks, shorts, blouses, shirts, blazers, dresses, dusters, sweaters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, t-shirts, polp shirts, denim jackets.

BANDOLINO in Chinese Characters

CHINA	T30423CN00	7/14/2006	5479739	6/28/2009	5479739	REGISTERED	09
09 - All kinds of eyewear including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords;
CHINA	T30423CN01	7/14/2006	5479740	8/21/2009	5479740	REGISTERED	14
14 - Watches and jewelry
CHINA	T30423CN02	7/14/2006	5479742	8/28/2009	5479742	REGISTERED	25
25 - Clothing, footwear, headgear
CHINA	T30423CN03	7/14/2006	5479741	9/7/2009	5479741	REGISTERED	18
18 - Bags, handbags, purses, credit card holders (leatherware), knapsacks, billfolds, wallets, key fobs (leatherware), key cases (leatherware), travel bags, umbrellas and walking sticks.

BANDOLINOS (Stylized Script)

ITALY	3834/0677	11/17/1960	35432C/80	10/3/1986	412340	REGISTERED	25
25 - Men, women and childrens’ footwear.

Owner Trademark Image	Printed: 4/7/2011 Page 15

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BOUTIQUE 58

TURKEY	T30297TR00	8/24/2006	2006 41197	8/24/2006	2006 41197	REGISTERED	35
35 - The bringing together, of a variety of goods, enabling customers to conveniently view and purchase those goods.

BOUTIQUE 9

AUSTRALIA	T30441AU00	8/3/2009	1312938	8/3/2009	1312938	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear.
BAHRAIN	T30441BH00	1/8/2007	52925	1/8/2007	52925	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
BAHRAIN	T30441BH01	1/8/2007	52926	1/8/2007	52926	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

BAHRAIN	T30441BH02	1/8/2007	52927	1/8/2009	52927	REGISTERED	25
25 - Clothing, footwear, headgear
CHILE	T30441CL00	3/14/2007	766079	9/13/2007	796723	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
18 - Handbags and small products made of leather; Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery;

25 - Clothing, footwear, headgear
CHINA	T30441CN00	1/5/2007	5830472	6/14/2010	5830472	REGISTERED	14
14 - Jewelry; precious stones; precious metals, unwrought or semi-wrought; alloys of precious metal; imitation gold (objects of -); clocks;
COLOMBIA	T30441CO00	1/11/2007	T2007/02290	7/18/2007	336672	REGISTERED	25
25 - Clothing, footwear and headgear
COLOMBIA	T30441CO01	1/11/2007	T2007/002295	7/18/2007	336674	REGISTERED	18
18 - Handbags and small leather goods
COLOMBIA	T30441CO02	1/11/2007	T2007/002293	7/18/2007	336673	REGISTERED	14
14 - Jewelry
DOMINICAN	T30441DO00	1/5/2007	2007-1198	4/1/2007	159920	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

25 - Clothing, footwear, headgear
ECUADOR	T30441EC00	1/15/2007	179600	8/15/2007	7135-07	REGISTERED	14
14 - Jewelry
ECUADOR	T30441EC01	1/15/2007	179599	8/15/2007	7174-07	REGISTERED	18
18 - Handbags and small leather goods
ECUADOR	T30441EC02	1/15/2007	179598	8/15/2007	7128-07	REGISTERED	25
25 - Clothing, footwear, headgear

Owner Trademark Image	Printed: 4/7/2011 Page 16

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BOUTIQUE 9 continued . . .
EUROPEAN UNION	T30441EU00	1/5/2007	005599031	1/5/2007	005599031	REGISTERED	14,18,25
							35
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

25 - Clothing, footwear, headgear
35 - Advertising; business management; business administration; office functions; retail store services in the field of precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments; leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags; clothing, footwear,

GEORGIA	T30441GE00	5/27/2008	48255/03	6/29/2009	19503	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear.
GUATEMALA	T30441GT00	1/10/2007	M-146-2007	7/25/2007	150981	REGISTERED	14
14 - All goods in class.
GUATEMALA	T30441GT01	1/10/2007	M-147-2007	7/25/2007	150982	REGISTERED	18
18 - All goods in class.
HONDURAS	T30441HN00	1/5/2007	389/2007	8/7/2007	101722	REGISTERED	14
14 - All goods in class.
HONDURAS	T30441HN01	1/5/2007	390/2007	8/7/2007	101.842	REGISTERED	18
18 - All goods in class.
HONDURAS	T30441HN02	1/5/2007	388/2007	2/2/2010	111.461	REGISTERED	25
25 - Clothing, footwear, headgear
HONG KONG	T30441HK00	1/5/2007	300791497	1/5/2007	300791497	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments;
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags; umbrellas, parasols and walking sticks; whips, harness and saddlery;

25 - Clothing, footwear, headgear
ICELAND	T30441IS00	1/4/2007	15/2007	3/5/2007	323/2007	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

25 - Clothing, footwear and headgear
INDONESIA	T30441ID00	1/12/2007	D00 2007 001132	1/12/2007	IDM000172934	REGISTERED	14
14 - Jewelry
INDONESIA	T30441ID01	1/12/2007	D00 2007 001133	1/12/2007	IDM000172935	REGISTERED	18
18 - Handbags
ISRAEL	T30441IL00	1/7/2007	196724	1/7/2007	196274	REGISTERED	14
14 - Jewelry
JORDAN	T30441JO00	1/16/2007	90172	1/16/2007	90172	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
JORDAN	T30441JO01	1/16/2007	90209	1/16/2007	90209	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

JORDAN	T30441JO02	1/16/2007	90173	1/16/2007	90173	REGISTERED	25
25 - Clothing, footwear, headgear
KUWAIT	T30441KW02	2/15/2009	101380	2/15/2009	85846	REGISTERED	25
25 - Clothing, footwear, headgear

Owner Trademark Image	Printed: 4/7/2011 Page 17

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BOUTIQUE 9 continued . . .
MACAO	T30441MO00	2/6/2007	N/26789	7/30/2007	N/26789	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
MACAO	T30441MO01	2/6/2007	N/26791	7/30/2007	N/26791	REGISTERED	25
25 - Clothing, footwear and headgear
MACAO	T30441MO02	2/6/2007	N/26790	7/30/2007	N/26790	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; handbags and small leather goods; umbrellas, parasols and walking sticks; whips, harness and saddlery.

MALAYSIA	T30441MY00	1/29/2007	07001571	1/29/2007	07001571	REGISTERED	25
25 - Clothing, footwear, headgear
MALAYSIA	T30441MY01	1/29/2007	07001570	1/29/2007	07001570	REGISTERED	18
18 - Handbags and small leather goods
MEXICO	T30441MX00	1/10/2007	828448	3/7/2007	975605	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
MEXICO	T30441MX01	1/10/2007	828450	1/30/2007	971369	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

MEXICO	T30441MX02	1/10/2007	828449	1/30/2007	971368	REGISTERED	25
25 - Clothing, footwear, headgear
MOLDOVA	T30441MD00	5/27/2008	25298	5/27/2008	18636	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear.
NICARAGUA	T30441NI00	1/9/2007	2007-00068	12/18/2007	0703405 LM	REGISTERED	14,18,25
14 - Jewelry, Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
18 - Handbags and small leather goods, leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

25 - Clothing, footwear, headgear
NORWAY	T30441NO00	1/8/2007	200700394	6/18/2007	239731	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments;
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

25 - Clothing, footwear, headgear
OMAN	T30441OM00	1/9/2007	43099	4/16/2008	43099	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
OMAN	T30441OM01	1/9/2007	43100	4/16/2008	43100	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

OMAN	T30441OM02	1/9/2007	43101	4/16/2008	43101	REGISTERED	25
25 - Clothing, footwear and headgear
PERU	T30441PE00	2/12/2007	302155	2/12/2007	302155	REGISTERED	18
18 - Handbags and small leather goods
PERU	T30441PE01	2/12/2007	302156	2/12/2007	302156	REGISTERED	25
25 - Clothing, footwear, headgear
PERU	T30441PE02	2/12/2007	302157	2/12/2007	302157	REGISTERED	14
14 - Jewelry

Owner Trademark Image	Printed: 4/7/2011 Page 18

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BOUTIQUE 9 continued . . .
PHILIPPINES	T30441PH00	1/9/2007	4-2007-000286	11/10/2008	4-2007-000286	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

25 - Clothing, footwear, headgear
QATAR	T30441QA00	1/8/2007	42701	4/29/2008	42701	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
QATAR	T30441QA01	1/8/2007	42702	4/29/2008	42702	REGISTERED	18
18 - Leather and imitations of leather, especially handbags and small leather goods; and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery;

QATAR	T30441QA02	1/8/2007	42703	4/29/2008	42703	REGISTERED	25
25 - Clothing, footwear and headgear
SAUDI ARABIA	T30441SA00	1/7/2007	112581	10/2/2007	949/66	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
SAUDI ARABIA	T30441SA01	1/7/2007	112582	11/25/2007	958/99	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

SAUDI ARABIA	T30441SA02	1/7/2007	112583	10/2/2007	949/67	REGISTERED	25
25 - Clothing, footwear, headgear
SINGAPORE	T30441SG00	1/24/2007	T07/01590C	1/24/2007	T07/01590C	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
SINGAPORE	T30441SG01	1/24/2007	T07/01595D	1/24/2007	T07/01595D	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

SINGAPORE	T30441SG02	1/24/2007	T07/01597J	1/24/2007	T07/01597J	REGISTERED	25
25 - Clothing, footwear, and headgear
SOUTH AFRICA	T30441ZA00	1/5/2007	2007/00355	1/5/2007	2007/00355	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewellery, precious stones; horological and chronometric instruments;
SOUTH AFRICA	T30441ZA01	1/5/2007	2007/00356	1/5/2007	2007/00356	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags and small leather goods Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery;

SOUTH AFRICA	T30441ZA02	1/5/2007	2007/00357	1/5/2007	2007/00357	REGISTERED	25
25 - Clothing, footwear, headgear
SWITZERLAND	T30441CH00	10/11/2010	60827/2010	10/11/2020	6011.307	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear.
TAIWAN	T30441TW00	1/5/2007	096000881	5/16/2008	1311791	REGISTERED	14,18,25
14 - Jewelry, precious metals and their alloys, horological and other chronometric instruments
18 - Handbags and small leather goods, leather and imitations of leather, animal skins, trunks and traveling cases; umbrellas, parasols and walking sticks; whips, harness and saddlery.
25 - Clothing, shoes, boots, hosiery, caps, scarves, gloves (for clothing) and belts (for clothing)

Owner Trademark Image	Printed: 4/7/2011 Page 19

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BOUTIQUE 9 continued . . .
TURKEY	T30441TR00	1/9/2007	2007 00331	1/9/2007	2007 00331	REGISTERED	14,18,25
14 - Jewelry; horological and chronometric instruments
18 - Handbags and small leather goods; animal skins and hides (processed or unprocessed); goods made of leather, imitations of leather or other materials for carrying purposes, not included in other classes; umbrellas; whips

25 - Clothing, including all kinds of innerwear and outer wear other than those for protective purposes, hosiery; footwear; headgear
UNITED KINGDOM	T30441GB00	1/4/2007	2442764	1/4/2007	2442764	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

25 - Clothing, footwear, headgear

BOUTIQUE 9 in Chinese Characters

CHINA	T30448CN00	2/2/2007	5885728	11/14/2009	5885728	REGISTERED	14
14 - Jewelry; precious stones; precious metals, unwrought or semi-wrought; alloys of precious metal; imitation gold (objects of -); clocks;
CHINA	T30448CN01	2/2/2007	5885727	1/28/2010	5885727	REGISTERED	18
18 - Handbags; cheque wallets (made of leather); leather leads; leather thongs; leather; imitation leather; furs; umbrellas; walking sticks; clothing for pets; gut for making sausages
CHINA	T30448CN02	2/2/2007	5885726	2/7/2010	5885726	REGISTERED	25
25 - Clothing, footwear, headgear

BRIDGET SHUSTER

FEDERATION OF	T30280RU00	7/5/2005	2005716359	7/5/2005	317396	REGISTERED	18,25,35
18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
25 - pants, skirts, dresses, jackets, coats, blouses, shirts, hosiery, belts and footwear
35 - retail store services

CALICO

AUSTRALIA	T20059AU0	12/15/1994	648508	12/15/1994	648508	REGISTERED	25
25 - Footwear in Class 25, excluding shoes made of calico.
AUSTRALIA	T20059AU1	12/15/1994	648509	12/15/1994	648509	REGISTERED	42
42 - Retail services of footwear excluding footwear made of calico.
COSTA RICA	3834/0493	3/1/2000	N/A	10/17/2000	122,574	REGISTERED	18
18 - All goods in the Class.
COSTA RICA	3834/0494	3/1/2000	N/A	10/17/2000	122,577	REGISTERED	25
25 - Clothing, footwear, headgear.
EL SALVADOR	3834/0504SV	3/15/2000	1856/2000	10/5/2001	Book140p283-84	REGISTERED	18
18 - Leather and imitaitons of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

EL SALVADOR	3834/0505SV	3/15/2000	1857/2000	10/5/2001	Bk140pp285-86	REGISTERED	25
25 - Clothing, including boots, shoes and slippers.
GUATEMALA	3834/0483	3/8/2000	M-1756-2000	10/13/2000	106,992	REGISTERED	18
18 - Leather and imitaitons of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

Owner Trademark Image	Printed: 4/7/2011 Page 20

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CALICO continued . . .
GUATEMALA	3834/0484	3/8/2000	M-1761-2000	10/17/2000	107,029	REGISTERED	25
25 - Clothing, including boots, shoes and slippers.
HONDURAS	3834/0472	3/2/2000	4005/2000	11/23/2000	79,888	REGISTERED	18
18 - Leather and imitaitons of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

HONDURAS	3834/0473	3/2/2000	4004/2000	11/8/2000	79,684	REGISTERED	25
25 - Clothing, footwear and headgear.
HONG KONG	T20059HK0	11/9/1994	13143/94	11/9/1994	B10859/96	REGISTERED	42
42 - Retailing services of footwear, but not including any such goods made of calico, all included in Class 42.
HONG KONG	T20059HK1	11/9/1994	13142/1994	11/9/1994	B9774/96	REGISTERED	25
25 - Footwear, but not including any such goods made of calico.
INDONESIA	T20059ID0	3/21/1995	J954600	4/11/1996	357841	REGISTERED	42
42 - Retail store services, providing of food and drink, temporary accommodation, medical, hygienic and beauty care, veterinary and agricultural services, legal services, scientific and industrial research, computer programming.

INDONESIA	T20059ID1	3/21/1995	D954599	3/18/1996	356769	REGISTERED	25
25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins and sandals, headgear.
JAPAN	T20059JP0	10/6/1994	100738/1994	6/13/1997	3322407	REGISTERED	25
25 - Footwear.
NICARAGUA	3834/0462	3/3/2000	2000/00969	5/14/2001	48,707 C.C.	REGISTERED	18
18 - All goods in the Class.
NICARAGUA	3834/0463	3/3/2000	2000/00970	5/14/2001	48,699 C.C.	REGISTERED	25
25 - All goods in the Class.
SINGAPORE	3834/0169	10/27/1994	S/9391/94	10/27/1994	9391/94	REGISTERED	25
25 - Shoes, boots, moccasins and sandals but not including any such goods made of cotton.
SOUTH KOREA	T20059KR0	10/14/1994	94-40899	3/29/1996	336394	REGISTERED	25
25 - Low shoes, boots, lace up boots, leather shoes, rubber shoes, vinyl shoes, rain shoes, arctic shoes, baseball shoes, basketball shoes, rugby shoes, handball shoes, field and track shoes, hockey shoes, golf shoes, boxing shoes, hiking shoes, fish shoes, work boots, sandal shoes, over shoes, clog, straw sandal, slippers, sandal clog, shoe string, shoe brush, shoehorn.

TAIWAN	T20059TW0	11/11/1994	83068924	9/16/1996	728956	REGISTERED	25
25 - Footwear, including shoes, boots, moccasins and sandals, headgear.

CALICO LITES & DESIGN

CANADA	T20061CA0	12/16/1992	718987	4/14/1995	441770	REGISTERED	25
25 - Footwear, namely, shoes, boots and slippers.

CALICO LOGO

AUSTRALIA	T20062AU0	1/2/1985	421255	1/24/1985	B421255	REGISTERED	25
25 - Shoes in Class 25, excluding shoes made of calico.
AUSTRIA	T20062AT0	1/22/1985	AM 206/85	7/29/1985	109880	REGISTERED	25
25 - Shoes.
BAHAMAS	3834/0208	1/23/1985	11518	1/23/1985	11518	REGISTERED	38
38 - Shoes.
BENELUX	T20062BX0	1/22/1985	52781	1/22/1985	406602	REGISTERED	25
25 - Shoes.

Owner Trademark Image	Printed: 4/7/2011 Page 21

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CALICO LOGO continued . . .
CANADA	T20062CA0	1/25/1985	535443	8/22/1986	317594	REGISTERED	25
25 - Shoes.
CHILE	T20062CL0	1/23/1985	45971	4/26/1995	726236	REGISTERED	25
25 - Shoes.
DENMARK	T20062DK0	7/18/1986	00523/1985	7/18/1986	01612/1986	REGISTERED	25
25 - Shoes.
FRANCE	T20062FR0	1/24/1985	728959	1/24/1985	1296858	REGISTERED	25
25 - Shoes.
GERMANY	T20062DE0	1/25/1985	F 33306/25 Wz	10/14/1988	1129037	REGISTERED	25
25 - Shoes made of leather, imitation leather and combinations thereof.
GREECE	T20062GR0	1/30/1985	79066	1/30/1985	79066	REGISTERED	25
25 - Shoes.
INDIA	3834/0412	11/8/1985	445385	11/8/1985	445385	REGISTERED	25
25 - Shoes.
IRELAND	T20062IE0	1/24/1985	252/85	1/24/1985	117780	REGISTERED	25
25 - Footwear made from leather, from imitation leather or from a combination thereof.
ITALY	T20062IT0	1/25/1985	RM95C000356	6/13/1997	712483	REGISTERED	25
25 - Shoes.
JAPAN	T20062JP0	1/22/1985	4440/1985	3/30/1988	2030244	REGISTERED	22
22 - Shoes.
NEW ZEALAND	T20062NZ0	1/23/1985	156656	1/23/1985	156656	REGISTERED	25
25 - Shoes, not containing or incorporating cotton calico.
SOUTH AFRICA	T20062ZA0	1/23/1985	85/0527	1/23/1985	85/0527	REGISTERED	25
25 - Shoes.
SOUTH KOREA	T20062KR0	1/25/1985	998-85	1/9/1986	122313	REGISTERED	21,25,26
21 - Shoehorn and shoe brushes
25 - Sandal patterns, slippers, straw sandals, wooden shoes with clogs (for rainy weather) overshoes, sandals, fatigue shoes, angler shoes, hiking shoes, boxing shoes, golf shoes, hockey shoes, track-racing shoes, handball shoes, rugby shoe, basketball shoes, baseball shoes, artic shoes rain shoes, vinyl shoes, rubber shoes, leather shoes, laced boots, boots and low shoes.

26 - Shoe strings
TAIWAN	T20062TW0	2/11/1985	(74) 06217	10/1/1985	300445	REGISTERED	48
48 - Boots, shoes.
VENEZUELA	T20062VE0	1/29/1985	I-924/85	1/19/1987	127456-F	REGISTERED	25
25 - Shoes (domestic and/or foreign goods) (Local Class 39)

CALICO SOFTFIT

CANADA	T20063CA0	7/18/1989	636592	6/3/1994	427992	REGISTERED	25
25 - Shoes.

CHELSEA COBBLER

EUROPEAN UNION	T30311EU00			1/7/1998	715,961	REGISTERED	14,18,25
14 - Jewelry; imitation jewelry; costume jewelry; watches; closcks; parts and ffittings for all the aforesaid goods
18 - Handbags; purses; wallets; back packs; shoulder bags’ key cases
25 - Boots; shoes; slippers; sandals; footwear; hosiery; socks; articles of clothing; gloves; mittens; scarves; shawls; headwear; hats; caps.

Owner Trademark Image	Printed: 4/7/2011 Page 22

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CIRCA COMFORT 365
CHINA	T30232CN01	7/24/2004	4136620	2/28/2009	4136620	REGISTERED	25
25 - Footwear; boots; slippers; sports shoes; sandals; rain boots
EUROPEAN UNION	T30232EU00	6/22/2004	3896206	10/18/2005	3896206	REGISTERED	14,18,25
14 - All goods in class.
18 - All goods in class.
25 - All goods in class.
JAPAN	T30232JP01	6/23/2004	na	12/10/2004	48425473	REGISTERED

CIRCA JOAN & DAVID

BELIZE	T30233BZ00	5/11/2005	308105	8/15/2005	308105	REGISTERED	18,25,35
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty.
25 - Footwear
35 - Retail store services
BERMUDA	T30233BM00	1/21/2004	40811	1/23/2004	40811	REGISTERED	18
18 - Handbags and leather goods
BERMUDA	T30233BM04	1/23/2004	40812	1/23/2004	40812	REGISTERED	25
25 - Footwear
BRAZIL	T30233BR02	1/16/2004	826213472	9/8/2009	826213472	REGISTERED	18
18 - Handbags and leather goods
BRAZIL	T30233BR03	1/16/2004	826213375	9/8/2009	826213375	REGISTERED	25
25 - Footwear
CANADA	T30233CA03	4/20/2005	1,254,801	8/25/2006	TMA671,241	REGISTERED	25
25 - Women’s footwear, namely casual and dress shoes, boots, sandals, mules, loafers and sling-backs; handbags and small leather goods, namely wallets, key cases, and cosmetic bags.
CHINA	T30233CN04	1/15/2004	3591384	10/21/2005	3591384	REGISTERED	25
25 - Knitwear, outerwear, suits, jerseys, shirts, skirts, trousers, scarves, gloves, hosiery, sweaters, belts, headgear.
CHINA	T30233CN11	2/16/2006	5160951	6/28/2009	5160951	REGISTERED	25
25 - Footwear, boots, shoes, sports shoes, football shoes, track shoes (with metal nails), shoes for mountain climbing, ski boots
CHINA	T30233CN12			10/28/2005	3591385	REGISTERED	18
18 - Garment bags for travel; handbags, suitcases, valises, trunks (luggage); purses; pocket wallets, backpacks, shopping bags, briefcases, vanity cases for containing cosmetic purposes.
COLOMBIA	T30233CO03	4/26/2005	T2005/039541	11/23/2005	306638	REGISTERED	35
35 - Retail store services
COSTA RICA	T30233CR00	6/13/2005	20054689	4/24/2006	157875	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty.
COSTA RICA	T30233CR05	6/13/2005	20054687	4/24/2006	157873	REGISTERED	25
25 - Footwear.
COSTA RICA	35	6/13/2005	20054685	4/24/2006	157872	REGISTERED	35
35 - Retail store services.
DOMINICAN	T30233DO00	7/1/2005	200542270	9/14/2005	1499588	REGISTERED	18,25,35
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
25 - Footwaer
35 - Retail store services

Owner Trademark Image	Printed: 4/7/2011 Page 23

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CIRCA JOAN & DAVID continued . . .
ECUADOR	T30233EC00	5/3/2005	156798	1/4/2006	1103-06	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
ECUADOR	T30233EC01	5/3/2005	156797	1/4/2006	1104-06	REGISTERED	25
25 - Footwear
ECUADOR	T30233EC02	5/3/2005	156796	1/4/2006	315-06	REGISTERED	35
35 - Retail store services
EL SALVADOR	T30233SV00	6/29/2005	2005050049	2/1/2006	8571718	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
EL SALVADOR	T30233SV01	6/29/2005	2005050050	2/1/2006	15734	REGISTERED	25
25 - Footwear
EL SALVADOR	T30233SV02	6/30/2005	2005050119	2/1/2006	239/564/794/89	REGISTERED	35
35 - Retail store services
EUROPEAN UNION	T30233EU02	1/15/2004	3613122	3/7/2005	3613122	REGISTERED	14,18,25
14 - All goods in class.
18 - All goods in class.
25 - All goods in class.
FEDERATION OF	T30233RU00	4/22/2005	2005709576	6/5/2006	307955	REGISTERED	18,25,35
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
25 - Footwear
35 - Retail store serices
GUATEMALA	T30233GT00	4/22/2005	M26342005	11/20/2005	139159	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
GUATEMALA	T30233GT01	4/22/2005	M26352005	5/23/2006	142477	REGISTERED	25
25 - Footwear
GUATEMALA	T30233GT02	4/22/2005	M26332995	1/31/2006	140210	REGISTERED	35
35 - Retail store services
HONDURAS	T30233HN00	4/21/2005	7663	3/8/2006	96579	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
HONDURAS	T30233HN01	4/21/2005	7662	3/8/2006	96568	REGISTERED	25
25 - Footwear
HONDURAS	T30233HN02	4/21/2005	7664	3/13/2006	11257	REGISTERED	35
35 - Retail store services
HONG KONG	T30233HK00	7/24/2003	300052361	5/28/2004	300052361	REGISTERED	025,018
025 - Scarves, belts and women’s clothing, namely, gloves, sweaters, slacks, coats, jackets, skirts, dresses, suits
018 - Handbags, namely, ladies’ handbags, and small leather articles, namely, wallets, key containers, umbrellas
INDIA	T30233IN00	4/28/2005	1354152	4/28/2005	1354152	REGISTERED	18,25,35
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
25 - Footwear
35 - Retail store services
ISRAEL	T30233IL00	1/15/2004	169566	1/15/2004	169566	REGISTERED	18
18 - Handbags
ISRAEL	T30233IL01	1/15/2004	169565	1/15/2004	169565	REGISTERED	25
25 - Footwear
JAPAN	T30233JP01	1/16/2004	20043040	6/4/2004	4776642	REGISTERED	18,25
18 - Handbags
25 - Footwear
JORDAN	T30233JO00	9/20/2005	81778	6/15/2006	81778	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
JORDAN	T30233JO03	9/20/2005	81787	6/15/2006	81787	REGISTERED	25
25 - Footwear

Owner Trademark Image	Printed: 4/7/2011 Page 24

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CIRCA JOAN & DAVID continued . . .
JORDAN	T30233JO04	9/20/2005	81776	6/15/2006	81776	REGISTERED	35
35 - Retail store services
KAZAKHSTAN	T30233KZ00	3/27/2007	38492	2/16/2009	28242	REGISTERED	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

25 - Clothing, footwear, headgear;
35 - Retail store services;
MEXICO	T30233MX00	1/16/2004	637783		828720	REGISTERED	18
18 - Handbags and small leather goods
NICARAGUA	T30233NI00	4/29/2005	01295	1/19/2006	0600072	REGISTERED	18,25,35
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
25 - Footwear
35 - retail store services
OMAN	T30233OM00	4/25/2005	36216	6/21/2006	36216	REGISTERED	18
18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
OMAN	T30233OM01	4/25/2005	36217	6/21/2006	36217	REGISTERED	25
25 - Footwear
OMAN	T30233OM02	4/25/2005	36218	6/21/2006	36218	REGISTERED	35
35 - Retail store services
PANAMA	T30233PA01	4/22/2005	141977	4/22/2005	141977	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
PANAMA	T30233PA02	4/22/2005	141979	4/22/2005	141979	REGISTERED	25
25 - Footwear
PANAMA	T30233PA03	4/22/2005	141980	4/22/2005	141980	REGISTERED	35
35 - Retail store services
PHILIPPINES	T30233PH05	7/25/2007	4-2007-007980	5/26/2008	4-2007-007980	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

25 - Clothing, namely pants, suits, sweaters, blouses, shirts, jeans, scarves, hosiery and jackets; footwear and headgear.
QATAR	T30233QA00	4/28/2005	35611	11/20/2007	35611	REGISTERED	18
18 - Handbags and small leather goods, namely, wallets, key cases, and cosmetic bags sold empty
QATAR	T30233QA01	4/28/2005	35612	11/20/2007	35612	REGISTERED	25
25 - Footwear
QATAR	T30233QA02	4/28/2005	35613	12/12/2007	35613	REGISTERED	35
35 - Retail Store services
SAUDI ARABIA	T30233SA00	5/16/2004	89654	9/5/2005	800/62	REGISTERED	18
18 - Handbags
SAUDI ARABIA	T30233SA02	5/16/2004	89655	9/6/2005	800/95	REGISTERED	25
25 - Footwear
SERBIA	T30233RS00	8/8/2010	Z-1387/2010	2/24/2011	62390	REGISTERED	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
SINGAPORE	T30233SG00	1/15/2004	T0400429C	1/15/2004	T04/00429C	REGISTERED	18
18 - Bags, handbags, purses, wallets, totebags and luggage.
SINGAPORE	T30233SG01	1/15/2004	T0400430G	7/16/2003	T0400430G	REGISTERED	25
25 - Clothing, overcoats, jackets, suits, blouses, jersys, shirts, jerseys, skirts, pants, shorts, ties, scarves, gloves, socks, hosiery, sweaters, belts, hats, and footwear
SWITZERLAND	T30233CH00	1/16/2004	001762004	5/3/2004	520582	REGISTERED	18
18 - Handbags

Owner Trademark Image	Printed: 4/7/2011 Page 25

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CIRCA JOAN & DAVID continued . . .
TAIWAN	T30233TW00	8/20/2003	092050345	5/16/2004	1101641	REGISTERED	18
18 - Handbags, purses, wallets, totebags and luggage.
TAIWAN	T30233TW01	8/20/2003	092050346	6/1/2004	1104477	REGISTERED	25
25 - Clothing, overcoats, jackets, suits, blouses, jerseys, shirts, skirts, pants, shorts, ties, scarves, gloves, socks, hosiery, sweaters, belts, hats, boots, sandals.
TAIWAN	T30233TW02	8/20/2003	092050347	4/16/2004	1097849	REGISTERED	35
35 - Retail Store services
THAILAND	T30233TH04	12/9/2005	612217	12/9/2005	Kor246299	REGISTERED	25
25 - Shoes, sport shoes, socks and stockings
UNITED ARAB EMR	T30233AE02	4/27/2005	69186	12/7/2005	56415	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty, in class 18.
UNITED ARAB EMR	T30233AE03	4/27/2005	69187	12/7/2005	56416	REGISTERED	25
25 - Footwear
UNITED ARAB EMR	T30233AE04	4/27/2005	69188	12/7/2005	56389	REGISTERED	35
35 - The bringing together for the benefit of others, of a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase those goods

CIRCA JOAN & DAVID & Design

BERMUDA	T30233BM01	1/21/2004	40807	1/23/2004	40807	REGISTERED	18
18 - Handbags and leather goods
BERMUDA	T30233BM05		40808	1/23/2004	40808	REGISTERED	25
25 - Footwear
BRAZIL	T30233BR00	1/16/2004	826213413	9/8/2009	826213413	REGISTERED	18
18 - Handbags and leather goods
BRAZIL	T30233BR01	1/16/2004	826213421	9/8/2009	826213421	REGISTERED	25
25 - Footwear
CHINA	T30233CN03	1/15/2004	3888998	3/14/2010	3888998	REGISTERED	25
25 - Clothing, footwear, headgear
EUROPEAN UNION	T30233EU03	1/15/2004	3613131	5/18/2005	3613131	REGISTERED	14,18,25
14 - All goods in class.
18 - All goods in class.
25 - All goods in class.
HONG KONG	T30233HK01	1/15/2004	300143612	1/15/2004	300143612	REGISTERED	18,25
18 - Handbags and small leather goods
25 - Clothing footwear and headgear
ISRAEL	T30233IL02	1/15/2004	169563	1/15/2004	169563	REGISTERED	18
18 - Handbags
ISRAEL	T30233IL03	1/15/2004	169564	1/15/2004	169564	REGISTERED	25
25 - Footwear
JAPAN	T30233JP02	1/15/2004	20043041	8/17/2004	4787211	REGISTERED	18,25
18 - Handbags
25 - Footwear
MEXICO	T30233MX02	1/16/2004	637785	1/16/2004	831379	REGISTERED	18
18 - Bags, handbags purses, wallets, totoebags and luggage
PHILIPPINES	T30233PH06	7/25/2007	4-2007-007981	5/26/2008	4-2007-007981	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

25 - Clothing, footwear, headgear

Owner Trademark Image	Printed: 4/7/2011 Page 26

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CIRCA JOAN & DAVID & Design continued . . .
SAUDI ARABIA	T30233SA01	5/16/2004	89657	9/5/2005	800/60	REGISTERED	25
25 - Footwear
SAUDI ARABIA	T30233SA03	5/16/2004	89656	9/5/2005	800/59	REGISTERED	18
18 - Handbags
SINGAPORE	T30233SG02	1/15/2004	T0400431E	1/16/2003	T0400431E	REGISTERED	18
18 - Handbags, namely, ladies’ handbags, and small leather articles
SINGAPORE	T30233SG03	1/15/2004	T0400432C	7/16/2003	T0400432C	REGISTERED	25
25 - Clothing, overcoats, jackets, suits, blouses, jersys, shirts, jerseys, skirts, pants, shorts, ties, scarves, gloves, socks, hosiery, sweaters, belts, hats, and footwear
SOUTH KOREA	T30233KR01	1/16/2004	4020040002274	1/24/2006	064897	REGISTERED	18,25
18 - Handbags, namely, ladies’ handbags, and small leather articles, namely, wallets, key containers, umbrellas
25 - Scarves, belts and women’s clothing, namely, gloves, sweaters, slacks, coats, jackets, skirts, dresses, suits
SWITZERLAND	T30233CH01	1/16/2004	001772004	5/3/2004	520512	REGISTERED	18
18 - Handbags
TAIWAN	T30233TW03	8/20/2003	092050351	4/15/2004	1097850	REGISTERED	35
35 - Retail store services

CIRCA JOAN & DAVID in Chinese characters

CHINA	T30429CN00	8/3/2006	5519649	9/14/2009	5519649	REGISTERED	18
18 - Garment bags for travel; handbags; suitcases; valises; trunks (luggage); purses; pocket wallets; backpacks; shopping bags; briefcases; vanity cases for containing cosmetic purpose (not fitted).
CHINA	T30429CN05	8/3/2006	5519648	9/14/2009	5519648	REGISTERED	25
25 - Ready-made clothing; knitwear (clothing); outerclothing; jackets (clothing); suits; jerseys (clothing); shirts; skirts; trousers; scarf; gloves (clothing); hosiery; sweaters; belts (clothing); headgear.

CIRCA JOAN AND DAVID

SOUTH KOREA	T30233KR00	1/16/2004	4020040002273	1/24/2006	0648492	REGISTERED	18,25
18 - Handbags, namely, ladies’ handbags, and small leather articles, namely, wallets, key containers, umbrellas
25 - Scarves, belts and women’s clothing, namely, gloves, sweaters, slacks, coats, jackets, skirts, dresses, suits

CLOUD 9

SWITZERLAND	T20073CH01	12/1/2006	60938/2006		554.842	REGISTERED	25
25 - Footwear

CLOUD 9 NINE WEST

CANADA	T00033CA00	9/17/1998	0890724	12/11/2009	TMA755,129	REGISTERED	18,25
18 - Bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases, traveling bags, umbrellas and walking sticks;
25 - Footwear namely shoes, boots, moccasins, sandals,and slippers; handbags; footwear, namely shoes, boots, mocassins, sandals and slippers.

Owner Trademark Image	Printed: 4/7/2011 Page 27

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CLOUD 9 NINE WEST continued . . .
CHINA	T00033CN00	9/25/1998	9800109592	1/21/2000	1355892	REGISTERED	25
25 - Footwear
EUROPEAN UNION	T00033EU00	11/5/1998	000978353	11/5/1998	000978353	REGISTERED	18,25
18 - Goods made of leather and imitations of leather, namely: bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases, animal skins, hides, suit cases, traveling bags, umbrellas parasols, walking sticks, whips, harness and saddlery,

25 - Clothing, footwear, headgear.
JAPAN	T00033JP00	6/16/1998	78791/1998	8/8/2000	4414726	REGISTERED	18,25
18 - Leather and imitations of leather, trunks, traveling bags, handbags, other bags, wallets (excluding those of precious metal), pouches (excluding those of precious metal), billfolds, key cases, other pouches, portable toiletry article cases, parasols, other umbrellas and parasols, canes, walking sticks.

25 - Leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, mocasins, and other footwear.
MALAYSIA	T00033MY00	10/7/1998	ma/11547/98	10/7/1998	98011547	REGISTERED	25
25 - Footwear
SINGAPORE	T00033SG00	9/29/1998	s/9782/98	9/29/1998	T98/09782G	REGISTERED	25
25 - Footwear; all included in class 25.
THAILAND	T00033TH00	11/12/1998	374259	11/12/1998	Kor101935/3742	REGISTERED	25
25 - Upper outer garments, inner upper garments, sport upper garments, pants, inner pants, sport pants, shirts, dresses, sweaters, suits, skirts, underwear, sleepwear, wristbands, scarves, shawls, ties, gloves, socks, stockings, shoes, sport shoes, hats, headbands, belts and

CLOUD NINE (Word Mark)

BRAZIL	T20073BR00	8/7/1998	820966118	6/9/2009	820966118	REGISTERED	25
25 - Clothes and clothing accessories of common use; clothes and clothing accessories for practice of sports; clothes and clothing accessories for professional use. (Local Classes 25.10, 25.20 and 25.30)

BRAZIL	T20073BR01	8/7/1998	820966126	8/7/1998	820966126	REGISTERED	25
25 - Travel articles. (Local class 25.60)
CHILE	T20073CL00	8/7/1998	423323	1/19/1999	532535	REGISTERED	18
18 - Alll goods in class 18.
CHINA	T20073CN02	8/20/1998	9800095098	11/7/1999	1330551	REGISTERED	18
18 - Goods made of leather, goods made of imitations of leather, namely bags, handbags, purses, packsacks, cases, billfolds, wallets, key fobs, key cases, animal skins, hides, suit cases, traveling bags, umbrellas, parasols, walking sticks, whips, harness and saddlery.

EUROPEAN UNION	T20073EU01	3/17/1998	001549518	9/6/1999	001549518	REGISTERED	18,25
18 - Umbrellas, parasols and walking sticks.
25 - Articles of clothing excluding socks, leisure wear and casual wear, articles of sport clothing, headgear, articles of underslothing; lingerie.
HONG KONG	T20073HK01	8/3/1998	10298/98	8/3/1999	7219/1999	REGISTERED	18
18 - Goods made of leather and imitations of leather and not included in other classes, bags, handbags, purses, packsacks, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks.

JAPAN	T20073JP00	7/23/1998	61829/1998	1/29/2000	4354884	REGISTERED	18,25
18 - Leather and imitations of leather, trunks, traveling bags, handbags, other bags, wallets (excluding those of precious metal), pouches (excluding those of precious metal), billfolds, key cases, other pouches, portable toiletry article cases, parasols, other umbrellas and parasols, canes, walking sticks.

25 - Leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, mocassins and other footwear.
MALAYSIA	T20073MY00	9/11/1998	98010475	9/11/1998	98010475	REGISTERED	25
25 - Clothing, footwear; headgear, including, shirts, t-shirts, tank tops, blouses, turtelnecks, dresses, vests, sweaters, underwear, bras, panties, sweatshirts, sweatpants, wristbands, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, hosiery, gloves, mittens, hats, caps, berets, scarves, kerchiefs, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers and mocassins.

MALAYSIA	T20073MY01	9/11/1998	98/10474	9/11/1998	98010474	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides, trunks and traveling bags; umbrellas, parasols and walking sticks; bags, handbags, purses, backpacks, cases, billfolds, wallets, key fobs, key cases;

Owner Trademark Image	Printed: 4/7/2011 Page 28

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CLOUD NINE (Word Mark) continued . . .
SINGAPORE	T20073SG00	7/29/1998	S/7644/98	7/29/1998	T98/07644G	REGISTERED	25
25 - Clothing, footwear; headgear; including, shirts; t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, underwear, bras, panties, sweatshirts, wristbands, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkias, ponchos, rainwear, stockings, socks, hosiery, gloves, mittens, hats, caps, berets, scvarves, kerchiefs, lleather shoes, canvas shoes, rubber shoes, boots, sandals, slippers and moccasins; all included in Class 25.

SINGAPORE	T20073SG02	7/29/1998	S/7643/98	9/29/1998	T98/076431	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrealls, parasols and walking sticks; bags, handbags, purses, backpacks, cases, billfolds, wallets, ket fobs, key cases; all including in class 18.

TAIWAN	T20073TW00	8/5/1998	87938213	11/16/2001	971508	REGISTERED	25
25 - Clothing, shirts, t-shirts, tank tops, blouses, turtelneck, dresses, vests, sweaters, underwear, bras, panties, sweatshirts, sweatpants, wristbands, pants, shorts, culottes, suits, warm-up suits, jackets, coats, winbreakers, parkas, ponchos, rainwear, stockings, socks, hosiery, gloves (clothing), mittens (clothing), hats, caps, berets, scarves, kerchiefs, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers and moccasins.

TAIWAN	T20073TW02	8/5/1998	87038212	12/11/1999	876851	REGISTERED	18
18 - Leather and imitations of leather, animal skins, hides; trunks and traveling bags; umbrellas, parasols,and walking sticks; bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases.

THAILAND	T20073TH01	9/8/1998	369020	9/8/1998	Kor101590/3690	REGISTERED	18
18 - Trunks, traveling bags, rucksacks, pouches of leather, vanity cases, umbrellas, walking sticks, leather bags, nylon bnags, handbags, purses, backpacks, leather cases, billfolds, wallets and key fobs of leather.

THAILAND	T20073TH02	9/8/1998	369021	9/8/1998	Kor100048/3690	REGISTERED	25
25 - Upper outer garments, inner upper garments, sport upper garments, pants, inner pants, sport pants, shirts, dresses, sweaters, suit,s skirts, underwear, sleepwear, wristbands, scarves, shawls, ties, gloves, socks, stockings, shoes, sport shoes, hats, headbands, belts and

UNITED KINGDOM	T20073GB00	8/9/1995	2030006	8/9/1995	2030006B	REGISTERED	25
25 - Footwear including hosiery and socks

COMFORT 2 (STYLIZED)

DOMINICAN	T30247DO00	10/26/2004	2004-86282	1/15/2005	145738	REGISTERED	25
25 - FOOTWEAR

COMFORT 2 (STYLIZED)

BAHAMAS	T30243BS00	10/6/2004	27,274	10/6/2008	27,274	REGISTERED	25
25 - FOOTWEAR
EUROPEAN UNION	T30243EU00	10/14/2004	004068301	10/14/2004	004068301	REGISTERED	25
25 - Footwear.
MEXICO	T30243MX00	10/19/2004	682999	2/15/2005	867314	REGISTERED	25
25 - Footwear
NICARAGUA	T30243NI00	10/27/2004	2004-03471	6/16/2005	82649	REGISTERED	25
25 - Footwear
TAIWAN	T30243TW01	12/21/2004	093059535	9/1/2005	01171353	REGISTERED	25
25 - Leather shoes, canvas shoes, rubber shoes, boots, sandals and slippers

Owner Trademark Image	Printed: 4/7/2011 Page 29

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
COMFORT2 (Stylized)

HONG KONG	T30249HK00	11/3/2004	300312272	11/3/2004	300312272	REGISTERED	25
25 - Footwear
JAMAICA	25	10/22/2005	45,863	1/10/2006	45863	REGISTERED	25
25 - Footwear

COMPANY 9

MEXICO	T15901MX01	2/7/2003	587407	3/19/2003	805500	REGISTERED	25
25 - Clothing, footwear, headgear.
MEXICO	T15901MX02	2/7/2003	587406	9/3/2003	8055500	REGISTERED	35
35 - Salons in Retail Stores

DAVID & DAVID

BERMUDA	T30232BM00	1/21/2004	40809	1/23/2004	40809	REGISTERED	18
18 - Handbags and small leather goods
BERMUDA	T30232BM01		40810	1/23/2004	40810	REGISTERED	25
25 - Footwear
BRAZIL	T30232BR00	1/16/2004	826213448	9/8/2009	826213448	REGISTERED	25
25 - Footwear
BRAZIL	T30232BR01	1/16/2004	82613430	9/8/2009	82613430	REGISTERED	18
18 - Handbags and small leather accessories
BRUNEI	T30232BN00	1/15/2004	36031	1/15/2004	36031	REGISTERED	18,25
18 - Bags and wallets
25 - Clothing and footwear
HONG KONG	T30232HK00	1/15/2004	300143603	1/15/2004	300143603	REGISTERED	18,42
18 - Hanbags and accessories
42 - Retail Store Services
ISRAEL	T30232IL00	1/15/2004	169567	1/15/2004	169567	REGISTERED	25
25 -
MEXICO	T30232MX01	1/16/2004	637789		828722	REGISTERED	25
25 - Footwear
SAUDI ARABIA	T30232SA00	5/16/2004	89659	9/5/2005	800/61	REGISTERED	25
25 - Footwear
SAUDI ARABIA	T30232SA01	5/16/2004	89658	9/6/2005	800/94	REGISTERED	18
18 - Handbags
SINGAPORE	T30232SG00	1/15/2004	T0400434Z	7/16/2003	T0400434Z	REGISTERED	25
25 - Clothing, overcoats, jackets, suits, blouses, jersys, shirts, jerseys, skirts, pants, shorts, ties, scarves, gloves, socks, hosiery, sweaters, belts, hats, and footwear

Owner Trademark Image	Printed: 4/7/2011 Page 30

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
DAVID & DAVID & Design
JAPAN	T30233JP03		20043042	5/28/2004	4775330	REGISTERED	18,25
18 - Handbags
25 - Footwear
MEXICO	T30233MX05	1/16/2004	637788		828721	REGISTERED	18
18 -
SINGAPORE	T30233SG13	1/15/2004	T0400433A	7/16/2003	T0400433A	REGISTERED	18
18 - Bags and wallets
SOUTH KOREA	T30233KR02	1/16/2004	4020040002275	12/29/2005	0645284	REGISTERED	18,25
18 - Handbags, namely, ladies’ handbags, and small leather articles, namely, wallets, key containers, umbrellas
25 - Scarves, belts and women’s clothing, namely, gloves, sweaters, slacks, coats, jackets, skirts, dresses, suits
SWITZERLAND	T30233CH02	1/16/2004	001752004	5/3/2004	520581	REGISTERED	18
18 - Handbags

DAVID & JOAN

BRAZIL	T30233BR06		na	9/3/1996	817911014	REGISTERED	25
25 - Footwear
LEBANON	T30233LB00		na	7/15/1994	63619	REGISTERED	25
25 - Footwear

DAVID EVINS (SCRIPT)

NEW ZEALAND	T20106NZ0	9/1/1975	112960	9/1/1975	112960	REGISTERED	25
25 - Footwear including boots, shoes, and slippers excluding socks, stockings and hosiery.

DAVID EVINS (STYLIZED)

VIETNAM	T20107VN0	3/12/1993	11147	3/12/1993	9361	REGISTERED	25
25 - Footwear.

DIVERTENTE

CANADA	T20112CA0	3/14/1988	602867	2/24/1989	352204	REGISTERED	25
25 - Shoes.

Owner Trademark Image	Printed: 4/7/2011 Page 31

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
DIVERTENTE STUDIO

BRAZIL	3834/0653	10/4/1988	814489680	8/14/1990	814489680	REGISTERED	25
25 - Clothes and clothing accessories for common use.
CANADA	T20113CA0	10/21/1988	617671	2/16/1990	365523	REGISTERED	25
25 - Shoes.

E EASY SPIRIT LOGO

ISRAEL	3834/0108	11/4/1997	115718	11/4/1998	115,718	REGISTERED	42
42 - Retail store services, all included in Class 42.
ISRAEL	3834/0076	11/4/1997	115717	12/7/1998	115,717	REGISTERED	25
25 - Clothing, including outer clothing and sportswear, belts, footwear, including shoes, boots, moccasins, slippers and sandals, hosiery, socks, headgear, all included in Class 25.
ISRAEL	3834/0212	11/9/1997	115822	11/9/1997	115,822	REGISTERED	03
03 - Perfume, cologne, eau de toilette, soap, body powder, body gel, body oil, hair shampoo, body lotion, face moisturizer, deodorants, antiperspirants, sunscreen preparations, cleaning and polishing preparations, all for footwear, handbags, wallets and purses, all included in Class 3.

ISRAEL	3834/0107	11/4/1997	115716	11/4/1998	115,716	REGISTERED	18
18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, parts and fittings therefor, umbrellas and walking sticks, all included in Class 18.

UNITED KINGDOM	T20123GB0	10/27/1997	2149093	10/27/1997	2149093	REGISTERED	03,18,25
03 - Toilet water, perfume, cologne, eau de toilette, soap, body powder, body gel, body oil, hair shampoo, body lotion, face moisturizer, deodorants, antiperspirants, sunscreen preparations, cleaning and polishing preparations, all for footwear, handgags, wallets and purses.

18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, parts and fittings therefor, umbrellas and walking sticks.

25 - Clothing, including outer clothing and sportswear, belts, footwear, including shoes, boots, moccasins, slippers and sandals, hosiery, socks, headgear.

EASY SPIRIT & DESIGN

MEXICO	T30168MX00	2/7/2003	587401	1/23/2004	818332	REGISTERED	35
35 - All kinds of retail store services in any kind of stores

EASY SPIRIT (Logo)

BAHRAIN	T20141BH0	8/31/1994	1021/94	8/31/1994	17878	REGISTERED	25
25 - Footwear.
CHINA	T20141CN0	6/20/1991	91026878	6/10/1992	598199	REGISTERED	25
25 - Footwear.
CROATIA	3834/0053	10/28/1994	Z9421834	1/4/1997	Z9421834	REGISTERED	25
25 - All goods in Class 25.
GEORGIA	3834/005/GE	8/26/1994	007653/03	6/4/1998	9564	REGISTERED	25
25 - Footwear.

Owner Trademark Image	Printed: 4/7/2011 Page 32

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EASY SPIRIT (Logo) continued . . .
LATVIA	T20141LV0	7/18/1994	M-94-1513	2/20/1997	M 36068	REGISTERED	25
25 - Footwear, namely shoes, boots.
TAIWAN	3834/0090	7/31/1997	86039487	10/16/1998	822,142	REGISTERED	18
18 - Bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks.
THAILAND	T20141TH0	6/2/1992	228686	6/2/1992	228686/KOR8606	REGISTERED	25
25 - Ladies’ shoes.
UKRAINE	3834/0231UA	7/26/1994	94072488/T	6/7/1999	12025	REGISTERED	25
25 - Clothing, footwear, headgear; all goods included in Class 25.
UNITED ARAB EMR	3834/0064	6/26/1995	11256	6/26/1995	11988	REGISTERED	25
25 - Footwear.

EASY SPIRIT (Stylized)

BERMUDA	3834/0073	11/24/1997	29328	11/24/1997	29328	REGISTERED	25
25 - Clothing, including outer clothing and sportswear; footwear, including shoes, boots, moccasins and sandals; headgear.
BRUNEI	T20129BN0	9/12/1994	24182	9/12/1994	20093	REGISTERED	25
25 - Clothing, including boots, shoes and slippers.
CHINA	T00057CN00	9/27/2009	7729240	12/28/2010	7729240	REGISTERED	25
25 - Clothing, footwear; headgear; skirts; suits; slacks; pants; shorts; blouses; shirts; dresses; coats; sweaters; cardigans; pullovers; jeans; vests; jackets; scarves; shawls; hats; belts; t-shirts; tank-tops; turtlenecks; sweatshirts; sweat pants; ponchos; culottes; warm-up suits; windbreakers; parkas; rainwear stockings; socks; wristbands; gloves; mittens; leather shoes; canvas shoes; rubber shoes; boots; sandals;

CHINA	T00057CN01	9/27/2009	7729239	1/14/2011	7729239	REGISTERED	35
35 - Sales promotion for others; import-export agencies; advertising; business management and organization consultancy; business information; personnel management consultancy; relocation services for businesses; issuing invoices; accounting; rental of vending

ECUADOR	3834/0075	7/28/1997	80254	10/16/1998	6102-98	REGISTERED	25
25 - All goods included in Class 25.
INDONESIA	3834/0363	10/27/1997	D9723474	10/27/1997	424,673	REGISTERED	18
18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, cases, billfolds, wallets, key fobs, key cases, traveling bags, umbrellas and walking sticks.
JAPAN	3834/0143	7/25/1997	141305/1997	5/28/1999	4276650	REGISTERED	18
18 - Goods made of leather and imitations of leather, namely, bags, handbags, traveling bags, other bags, wallets, billfolds, purses, key cases, other pouches, portable toiletry articles cases, cases made of leather and imitations of leather, umbrellas and parasols, walking sticks, canes, fittings of metal for canes, cane handles.

MACAO	3834/0360	9/26/1997	N/2591	11/12/1999	N/2591	REGISTERED	18
18 - Bags, including handbags, traveling bags, purses, packs, cases, wallets, including billfolds, key fobs, key cases, umbrellas and walking sticks.
MACEDONIA	T00057MK00	5/30/2002	Z20020405	5/16/2006	11203	REGISTERED	25
25 - All goods in the class.
MALAYSIA	3834/0366/MY	10/31/1997	MA/15626/97	10/31/2004	97015626	REGISTERED	18
18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all included in Class 18.

NICARAGUA	3834/0239	10/30/1997	97-03728	9/24/1998	38,777 CC	REGISTERED	25
25 - Clothing, including outer clothing and sportswear. Footwear, including shoes, boots, moccasins and sandals. Headgear.
SAUDI ARABIA	3834/0164	7/28/1997	39988	8/2/1998	443/26	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.

SINGAPORE	3834/0060	10/14/1997	S/12585/97	10/14/1997	T97/12585A	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.

Owner Trademark Image	Printed: 4/7/2011 Page 33

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EASY SPIRIT (Tradename)
EL SALVADOR	T00055SV03	12/6/2002	2002029455	9/27/2004	116 Bk2	REGISTERED	LC
LC — LOCAL CLASS- A commercial establishment destined to expand the store and distribution of the services of the appliant that consiss of eyewear, including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords, Jewelry and watches. Bags, handbags, purses, credit cards holders, knapsacks, billfolds, wallets, key fobs, key cases and taveling bags, umbrellas and walking sticks, all made of leather or imitations of leather. Footwear, clothing, headgear. Shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, sopcks, wristnands, gloves, mmittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers,

EASY SPIRIT (Word Mark)

ANGUILLA	T00055AI00		3488	8/19/2002	3488	REGISTERED	18,25,35
							42
18 - All goods in class.
25 - All goods in class.
35 - All services in class.
42 - All services in class.
ANTIGUA & BARBUDA	T00055AG02	8/2/2002	na	11/27/2005	155/02	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather. (Local class 37)

ARUBA	T00055AB00	11/29/2001	01112g.11	11/29/2001	22282	REGISTERED	9,14,18
							25,35,42
9 - All goods in class.
14 - All goods in class.
18 - All goods in class.
25 - All goods in class.
35 - All services in class.
42 - All services in the class.
AUSTRALIA	T20127AU0	5/1/1987	464462	5/1/1987	464462	REGISTERED	25
25 - Footwear.
AZERBAIJAN	T00055AZ00	1/16/2008	N 2009 0108	2/9/2009	N 2009 0108	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

25 - Clothing, footwear, headgear;
BAHAMAS	T00055BS02	7/7/2005	27,915	3/30/2010	27,915	REGISTERED	09
09 - Instruments, apparatus and contrivances, not medciated, for surgical or curative purposes, or in relation to the health of men or animals.( Eyeglasses). (Local Class 11)
BAHAMAS	T00055BS04	7/7/2005	27,916	3/30/2010	27,916	REGISTERED	14
14 - Horological instruments.(watches) (Local Class 10)
BAHAMAS	T00055BS05	7/7/2005	27,918	3/30/2010	27,918	REGISTERED	09
09 - Sunglasses, eyewear. (Local Class 50)
BAHAMAS	T00055BS06	7/7/2005	27,917	3/30/2010	27,917	REGISTERED	14
14 - Goods of precious metal (including aluminum, nickel) and jewelry, and imitations of such goods and jewelry
BARBADOS	T00055BB00			7/9/2003	81/17385	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrelllas and walking sticks, all made of leather or imitations of leather.
BARBADOS	T00055BB01			7/9/2003	81/17386	REGISTERED	25
25 - Footwear, clothing, headgear; including, shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mtttens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs.

Owner Trademark Image	Printed: 4/7/2011 Page 34

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EASY SPIRIT (Word Mark) continued . . .
BARBADOS	T00055BB02			7/9/2003	81/17387	REGISTERED	35
35 - Retail store services.
BELIZE	T00055BZ00	9/12/2002	N/A	9/12/2002	BZ997.02	REGISTERED	18,25,35
18 - All kinds of bags, handbags, purses, credit cards holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather.

25 - All kinds of footwear, clothing, headgear, shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweatpants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs.

35 - Retail store services
BENELUX	3834/0092	8/30/1988	718925	8/30/1988	451084	REGISTERED	25
25 - Shoes.
BERMUDA	T00055BM00	7/31/2002	34473	7/31/2002	34473	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
BERMUDA	T00055BM01	7/31/2002	34474	7/31/2002	34474	REGISTERED	25
25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

BERMUDA	T00055BM03	7/31/2002	34475	7/31/2002	34475	REGISTERED	35
35 - Retail Store services
BOLIVIA	T00055BO00	11/22/2002	368102	1/3/2004	93337-C	REGISTERED	18
18 - Small leather goods
BOLIVIA	T00055BO01	11/25/2002	368102	3/1/2004	93336-C	REGISTERED	25
25 - Clothing, footwear
BOLIVIA	T00055BO03		36832002	3/1/2004	93335-C	REGISTERED	35
35 - All services in class 35.
BRITISH VIRGIN	T00055VG00	1/23/2003	2699	1/24/2003	4006	REGISTERED	18,25
18 - Leather, skins unwrought, and wrought, and aricles made of leather, not included in other clases, including bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, trqvel bags and leather shoes. (Local Class 37); Umbrellas Local Class 50 (5); Goods not included in the foregoing classes, including bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, travel bags, all made of materials other than leather, handkerchiefs Local Class 50(10) .

25 - Articles of clothing, including footwear, headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, and scarves. (Local Class

CANADA	T00055CA00	8/14/1998	887438	11/25/2005	653571	REGISTERED	14
14 - Jewelry
CANADA	T20127CA0	5/1/1987	583262	2/10/1989	351124	REGISTERED	25,35
25 - Shoes;
35 - Operation of retail stores featuring shoes and shoe related accessories.
CHILE	T00055CL00	4/28/2004	645.321	12/16/2004	711772	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, travel bags and umbrellas.
CHILE	3834/0673	12/14/2000	511423	11/7/2001	607367	REGISTERED	03
03 - All goods in the Class.
CHILE	3834/0115	10/25/1995	323952	6/22/1998	515,075	REGISTERED	25
25 - All goods in the Class.
CHINA	T00055CN00	8/17/2005	4842775	4/28/2009	4842775	REGISTERED	18
18 - Handbags, knapsacks, billfolds, wallets, purses, school satchels, card cases (notecases), briefcases, shopping bags, pouches of leather, key cases (leatherwear)
CHINA	T00055CN01	8/17/2005	4842756	2/14/2009	4842756	REGISTERED	35
35 - Sales promotion for others; procurement services for others (purchasing goods and services); advertising; direct mail advertising; demonstration of samples; distribution of samples; business consultancy; import and export agency; business management assistance; business information; organization of commercial or advertising exhibition.

CHINA	T00055CN02	6/7/2006	5402982	6/7/2009	5402982	REGISTERED	09
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords

Owner Trademark Image	Printed: 4/7/2011 Page 35

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EASY SPIRIT (Word Mark) continued . . .
CHINA	T00055CN03	6/7/2006	5402910	7/28/2009	5402910	REGISTERED	14
14 - Jewelry and watches
CHINA	T00055CN04	6/7/2006	5402911	12/7/2009	5402911	REGISTERED	25
25 - Clothing, footwear, headgear
COSTA RICA	T00055CR00	10/8/2002	2002-0007103	11/14/2003	142578	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking stick, all made of leather or imitations of leather.
COSTA RICA	T00055CR01	5/5/2003	200271-4	11/14/2003	142577	REGISTERED	25
25 - Footwear, clothing, headgear; Shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

COSTA RICA	T00055CR02	10/8/2002	2002-007105	11/1/2003	142576	REGISTERED	35
35 - Retail store services
COSTA RICA	T00055CR03		N/A	11/14/2003	142575	REGISTERED	42
42 - All services in the class.
COSTA RICA	T00055CR04	5/17/2005	2005-0003631	1/30/2006	156032	REGISTERED	09
09 - Sunglasses and eyewear.
COSTA RICA	T00055CR05	5/17/2005	2005-0003630	1/30/2006	156031	REGISTERED	14
14 - Jewelry and watches.
DENMARK	T00055DK00	12/14/1990			219982	REGISTERED	25
25 - All goods in class.
DOMINICAN	T00055DO00	1/7/2003	2003655	2/28/2003	134061	REGISTERED	18
18 - Handbags and leather goods
DOMINICAN	T00055DO01	1/3/2003	2003354	2/28/2003	134060	REGISTERED	25
25 - Clothing, footwear, headgear
ECUADOR	T00055EC00	11/19/2002	128245	7/31/2003	24964	REGISTERED	18
18 - All goods in class.
ECUADOR	T00055EC01	11/19/2002	128237	7/31/2003	24963	REGISTERED	25
25 - Clothing, footwear, headgear
ECUADOR	T00055EC02	11/19/2002	128238	6/3/2003	8117	REGISTERED	35
35 - Retail store services
ECUADOR	T00055EC03	5/5/2005	157653	12/23/2005	622-06	REGISTERED	09
09 - Sunglasses and eyewear
ECUADOR	T00055EC04	5/5/2005	157654	12/23/2005	623-06	REGISTERED	14
14 - Jewelry and watches
EL SALVADOR	T00055SV00	10/2/2002	2002028047	1/10/2005	147BK29	REGISTERED	35
35 - Retail shoe store services.
EL SALVADOR	T00055SV01	10/2/2002	2002028049	8/13/2004	7BK18pp15-16	REGISTERED	25
25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

EL SALVADOR	T00055SV02	10/2/2002	2002028055	3/12/2004	78 bK. 11	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
EL SALVADOR	T00055SV04	5/25/2005	2005048883	1/10/2006	225BK54	REGISTERED	09
09 - Sunglasses, eyeglasses, eyeglass chains, eyeglass cords, eyeglass cases, eyeglass frames
EL SALVADOR	T00055SV05	5/25/2005	2005048884	1/10/2006	233 BK.54	REGISTERED	14
14 - Jewelry and watches

Owner Trademark Image	Printed: 4/7/2011 Page 36

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EASY SPIRIT (Word Mark) continued . . .
EUROPEAN UNION	T00055EU00	10/31/2003	003515351	10/31/2003	003515351	REGISTERED	09,14,35
09 - Optical apparatus and instruments; optical goods; especially eyewear and parts and accessories thereof.
14 - Precious metals, jewelry
35 - Advertising services relating to the operation of wholesale and retail stores; businessmanagement and business advisory services relating to the management and administration of retail and wholesale stores, inclusing sales information, business franchising and customer service information.

EUROPEAN UNION	3834/0036/EU00	8/13/1998	000906016	8/13/1998	000906016	REGISTERED	18,25,3
18 - All goods in the Class.
25 - All goods in the Class.
3 - All goods in the Class.
FEDERATION OF	T00055RU00	3/18/2005	2005705900	6/1/2006	307808	REGISTERED	18,25,35
18 - Handbags, purses, attache cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, luggage, cosmetic bags sold empty, briefcase type portfolios and umbrellas; small leather goods, namely clutch purses, leather key cases, key fobs, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport

25 - Clothing, namely, pants, skirts, dresses, shirts, blouses, vests, shorts, sweaters, suits, blazers, jeans, vests, tank tops, t-shirts, and neckwear; active wear, namely, sweatshirts, sweatpants, and warm-up jackets; outerwear and rainwear, namely jackets, coats, capes, furs, parkas and ponchos; sleepwear, namely, pajamas, nightshirts, nightgowns and robes; intimate apparel; hosiery, namely pantyhose, socks, leotards, tights and leggings; swimwear; cold weather accessories, namely shawls, caps, hats, scarves, mittens, gloves and earmuffs; footwear, namely shoes, boots, sandals, sneakers and slipers; and belts.

35 - The bringing together for the benefit of others of a variety of goods, enabling customers to conveniently view and purchase those goods, namely retail store services and online retail store services.

FRANCE	3834/0086	9/7/1988	952985	9/7/1988	1487196	REGISTERED	25
25 - Footwear and footwear articles.
GERMANY	T20127DE0	5/27/1988	U7262/25 Wz	3/17/1993	1187230	REGISTERED	25
25 - All kinds of shoes and orthopedic shoes.
GUATEMALA	T00055GT01	10/25/2002	133505	1/5/2005	133505	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags; umbrellas and walking sticks;
GUATEMALA	T00055GT03		125171	8/17/2003	125171	REGISTERED	35
35 - Wholesale store services.
GUATEMALA	T00055GT04		125196	8/18/2003	125196	REGISTERED	25
25 - Footwear, clothing, headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters,, swearshirts, sweat pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, wins\breakers, parkas, rainwear, stocking, socks, wristbands, gloves, miottens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs

GUATEMALA	T00055GT06	5/25/2005	m-3446-2005	1/30/2006	140190	REGISTERED	09
09 - Sunglasses and eyewear
GUATEMALA	T00055GT07	5/25/2005	m-3447-2005	1/17/2006	139712	REGISTERED	14
14 - Jewelry and watches
HAITI	T00055HT00	5/10/2004			5419	REGISTERED	18
18 - All goods in class.
HAITI	T00055HT01	5/10/2004			5420	REGISTERED	25
25 - All goods in class.
HAITI	T00055HT02	5/10/2004			5421	REGISTERED	42
42 - All services in class.
HONDURAS	T00055HN00	6/6/2005	12227-05	2/28/2006	96.338	REGISTERED	09
09 - Sunglasses and eyewear
HONDURAS	T00055HN01	5/13/2005	9898-2005	2/28/2006	96.969	REGISTERED	25
25 - Clothing, footwear, headgear
HONDURAS	T00055HN02	5/13/2005	9899-05	2/21/2008	103.848	REGISTERED	18
18 - Accessories, handbags and small leather goods.
HONDURAS	T00055HN04	5/13/2005	9901-05	2/9/2006	96013	REGISTERED	35
35 - Retail store services

Owner Trademark Image	Printed: 4/7/2011 Page 37

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EASY SPIRIT (Word Mark) continued . . .
HONG KONG	T00055HK00	5/13/2005	300420416	5/13/2005	300420416	REGISTERED	09,14,18
							35
09 - Sunglasses and eyewear
14 - Jewelry and watches
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; bags, trunks, traveling bags, handbags, purses, satchels, shoulder bags, packs, cases, billfolds, wallets, key fobs, key cases, suitcases, briefcases, totes, back packs, packsacks, knapsacks, toiletry articles cases, small leather goods; umbrellas, parasols and walking sticks;

35 - Retail services in relation to (specify all goods filed for in classes 9, 14, 18, 25); the bringing together, for the benefit of others, of a variety of goods, enabling customers to conveniently view and purchase those goods from a clothing and accessories catalogue by mail order or by means of telecommunications.

HONG KONG	T20127HK0	9/7/1988	5525/1988	9/7/1988	2621/1992	REGISTERED	25
25 - Footwear.
ICELAND	T20127IS0	10/8/1996	1196/1996	6/23/1997	696/1997	REGISTERED	18,25
18 - All goods included in Class.
25 - All goods included in Class.
INDIA	T00055IN00	4/13/2004	1278363	4/13/2004	1278363	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides, trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harnesses and sadlery.

25 - Clothing, footwear, headgear.
ISRAEL	T00055IL00	5/16/2005	180581	5/16/2005	180581	REGISTERED	09
09 - Sunglasses and eyewear
ISRAEL	T00055IL03		180588	5/16/2005	180588	REGISTERED	25
25 - Clothing, footwear, headgear
ISRAEL	T00055IL04	5/16/2005	180590	5/16/2005	180590	REGISTERED	35
35 - Retails store services in boutiques, shops and outlets for the sale of shoes, apparel, handbags, small leather goods, umbrellas, jewelry and watches.
ITALY	3834/0094IT00	10/28/1988	RM98C005256	4/22/1991	847973	REGISTERED	25
25 - Footwear.
JAMAICA	T00055JM00	7/30/2002	42750	7/30/2002	42750	REGISTERED	18,25,35
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
25 - Footwear, clothing, headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

35 - Retail Store Services
JAMAICA	T00055JM01	5/17/2005	046835	5/17/2005	46,835	REGISTERED	9,14
9 - Sunglasses and eyewear
14 - Jewelry and watches
JAPAN	T20127JP0	2/3/1989	52677/2001	11/29/1991	2351464	REGISTERED	25
25 - Footwear.
JAPAN	T00055JP02	5/11/2005	41242/2005	11/11/2005	4907691	REGISTERED	09,14,18
							25,35
09 - Sunglasses and eyewear
14 - Jewelry and watches
18 - All kinds of bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather.

25 - Clothing and headgear
35 - Provision of information relating to sales of goods.
JAPAN	T00055JP03	5/11/2005	41242/2004	11/11/2005	4907691	REGISTERED	09,14,18
							25,35
09 - Sunglasses and eyewear
14 - Jewelry and watches
18 - Handbags, knapsacks, traveling bags and other kinds of bags all made of leather and imitation of leather; purses, credit card holders, billfolds, wallets, key fobs, key cases, toilet cases, pouches all made of leather and imitation of leather; accessories for bags and purses.

25 - Clothing, headgear,
35 - Provision of information relating to sales of goods.

Owner Trademark Image	Printed: 4/7/2011 Page 38

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EASY SPIRIT (Word Mark) continued . . .
LEBANON	T20127LB0	10/26/1996	70511	10/26/1996	70511	REGISTERED	18,25,42
18 - Handbags and leather goods
25 - Clothing, including, boots, shoes and slippers
42 - Retail store services
MACAO	T00055MO00	9/26/1997	n/2591	11/12/1999	N/2591	REGISTERED	18
18 - Bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks.
MACAO	T20127MO0	8/22/1994	13809/DSE	7/10/1995	13983-M	REGISTERED	25
25 - Clothing, footwear and headgear
MEXICO	T00055MX00	11/25/2003	630946	7/21/2004	843712	REGISTERED	09
09 - All types of eyewear including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords.
MEXICO	T00055MX01	5/16/2005	717639	8/18/2005	895185	REGISTERED	14
14 - Jewelry and watches
MEXICO	T00055MX02	5/16/2005	717638	2/27/2006	921816	REGISTERED	18
18 - Accessories and small leather articles such as all kind of bags; handbags, purses, credit card holders, knapsacks, billfolds; wallets, key fobs, key cases and traveling bags, umbrellas and walking stickes, all made of leather or imitation of leather.

MEXICO	T00055MX03	5/16/2005	717637	5/16/2005	921815	REGISTERED	35
35 - Product commercialization for others
MEXICO	T20127MX0	3/19/1992	135646	3/19/1992	415787	REGISTERED	25
25 - Clothing, footwear, headgear.
NETHERLANDS	T00055AN01	8/2/2002	98755	8/2/2002	08755	REGISTERED	18,25,35
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
25 - Footwear, clothing, headgear; shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

35 - Retail Store Services
NEW ZEALAND	T20127NZ0	6/30/1988	185198	6/30/1988	185198	REGISTERED	25
25 - Footwear.
NICARAGUA	T00055NI01	10/25/2002	02795	6/17/2003	58092	REGISTERED	25,35,18
25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

35 - Retail Store Services
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
NICARAGUA	T00055NI02	5/19/2005	2005-01496	1/24/2006	0600127	REGISTERED	09,14
09 - Sunglasses and eyewear
14 - Jewelry and watches
NORWAY	T00055NO00	1/28/2004	200400589	3/7/2005	225888	REGISTERED	25
25 - Clothing, footwear, headgear.
NORWAY	T00055NO02	5/19/2005	200504743	5/22/2006	232761	REGISTERED	09,14,18
							35
09 - Sunglasses and eyewear
14 - Jewelry and watches
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather.
35 - Retail services
PANAMA	T00055PA02	2/26/2003	125863	2/26/2003	125863	REGISTERED	25
25 - Footwear, clothing, headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

PANAMA	T00055PA03	2/26/2003	125864	2/26/2003	125864	REGISTERED	35
35 - Retail Store Services (Local Class 39)
PANAMA	T00055PA06	5/18/2005	142502	5/18/2005	142502	REGISTERED	09
09 - Sunglasses and eyewear

Owner Trademark Image	Printed: 4/7/2011 Page 39

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EASY SPIRIT (Word Mark) continued . . .
PANAMA	T00055PA07	5/18/2005	142503	5/18/2005	142503	REGISTERED	14
14 - Jewelry and watches
PANAMA	T00055PA08	2/26/2003	125862	2/26/2003	125862	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
PARAGUAY	T00055PY00	11/25/2002	029088	5/27/2003	257604	REGISTERED	18
18 - All goods in the Class.
PARAGUAY	3834/0367	10/31/1997	22060-97	4/9/2001	23,969	REGISTERED	25
25 - All goods in Class 25.
PERU	T20127PE0	10/27/1995	283265	2/7/1996	23260	REGISTERED	25
25 - Clothing including boots, shoes and slippers and all other goods.
PERU	T20127PE2	10/27/1995	283267	12/6/1996	31486	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes, skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery, and all other goods.

PHILIPPINES	T00055PH03	5/15/2008	4-2008-005670	4/13/2009	4-2008-005670	REGISTERED	25
25 - Footwear, namely leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers
PHILIPPINES	T00055PH04	11/17/2008	4-2008-014055	6/25/2009	4-2008-014055	REGISTERED	09,14,18
							25,35
09 - Sunglasses and eyewear
14 - Jewelry and watches
18 - Accessories, namely, handbags, purses, attaché cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, luggage, briefcase type portfolios and umbrellas; small leather goods, namely, cosmetic bags sold empty, ; small leather goods, namely clutch purses, leather key cases, credit card cases, change purses, wallets, business card cases and passport cases.

25 - Clothing and headgear, namely, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

35 - Retail services
PORTUGAL	T00055PT00	1/30/2003	369687	10/14/2004	369687	REGISTERED	18,25
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and travel bags; umbrellas and walking sticks; leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins; trunks and traveling bags; parasols; whips, harnesses and saddlery.

25 - Footwear, clothing, headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, handkerchiefs.

PUERTO RICO	T00055PR00	5/14/2003	na	5/14/2003	56847	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
PUERTO RICO	T00055PR01	5/14/2003	na	5/14/2003	56846	REGISTERED	25
25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

SAINT LUCIA	T00055LC01	12/12/2002	447/2002	10/27/2003	TM/2002/000447	REGISTERED	25
25 - Clothing, footwear, headgear.
SAINT LUCIA	T00055LC02	12/12/2002	446/2002		TM/2002/000446	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other class, animal skins, hides, trunks and traveling bags, umbrellas, parasola and walking sticks, whips, harnesses and saddlery.

SAUDI ARABIA	3834/0142	10/17/1998	46360	5/21/2000	528/70	REGISTERED	25
25 - Clothing, footwear, headgear.
SERBIA	T00055RS00	8/10/2010	Z-1386/10	2/7/2011	62329	REGISTERED	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
SINGAPORE	T20127SG0	11/22/1988	6539/88	11/22/1988	6539/88	REGISTERED	25
25 - Footwear.

Owner Trademark Image	Printed: 4/7/2011 Page 40

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EASY SPIRIT (Word Mark) continued . . .
SOUTH AFRICA	T20127ZA0	5/25/1988	88/4151	5/25/1988	88/4151	REGISTERED	25
25 - Footwear.
SOUTH KOREA	3834/0519	4/7/2000	2000-16670	7/23/2001	498217	REGISTERED	18
18 - Briefcases, handbags, opera bags, satchels, traveling trunks, suit cases, Boston bags, knapsacks, wallets not of precious metal, name card cases, mountain climbing bags, packing bags, key cases of leatherwear, credit card cases, passport cases, check holders, gas range cases, ticket cases, diaper bags, poly-bags, fashion bag made of straw, purses not of precious metal, tote bags, vanity cases (empty), duffel bags, portfolios, change purses not of precious metal, coin cases.

SOUTH KOREA	3834/0520	4/7/2000	2000-16671	6/25/2001	496256	REGISTERED	25
25 - Low shoes, boots, laced boots, leather shoes, rubber shoes, vinyl shoes, rain shoes, arctic shoes, baseball shoes, basketball shoes, rugby shoes, handball shoes, track-racing shoes, hockey shoes, golf shoes, boxing shoes, hiking shoes, angler shoes, fatigue shoes, sandals, over shoes, wooden shoes with clogs (for rainy weather), straw sandals, slippers, sandal patterns.

SWEDEN	3834/0674	9/8/1988	8807575	12/14/1990	219982	REGISTERED	25
25 - Footwear.
SWITZERLAND	T20127CH0	9/1/1988	6236	9/1/1988	365805	REGISTERED	25
25 - Shoes.
TAIWAN	T00055TW00	5/16/2005	094012089	1/16/2006	1193613	REGISTERED	09,14,18
							35
09 - Sunglasses and eyewear
14 - Jewelry and watches
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather
35 - Retail services relating to sunglasses and eyewear; jewelry and watches; bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather.

TAIWAN	3834/0304	9/19/1988	7743384	3/16/1989	434926	REGISTERED	25
25 - Boots, shoes.
TRINIDAD & TOBAGO	T00055TT00	8/22/2002	33244	6/29/2006	33244	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets (pocket) , key fobs, key cases, and traveling bags ; all made of leather or imitations of leather; umbrellas and walking sticks

TRINIDAD & TOBAGO	T00055TT01	8/13/2002	33227	1/2/2004	33227	REGISTERED	25,35
25 - Footwear (not orthopedic), clothing, headgear for wear; shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets (clothing), coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands(clothing), gloves (clothing), mittens; leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers (non-orthopedic nor for protection against accidents, irradiation and fire); hats, scarves, kerchiefs.

35 - Boutiques, shops and outlets for the sale of shoes, apparel, handbags, small leather goods, umbrellas, jewelry and watches.
UNITED KINGDOM	T00055GB00	8/11/2005	2399138	8/11/2005	2399138	REGISTERED	09,14,18
							25,35
09 - Eyewear and sunglasses
14 - Jewelry and watches
18 - Bags, handbags and leather goods
25 - Clothing, footwear, headgear
35 - The bringing together for the benefit of others, of a variety of clothing, headgear, footwear, fashion accessories, bags, handbags and leather goods, enabling customers to conveniently view and purchase these goods in a department store, a retail clothing store

VENEZUELA	T00055VE04	6/30/2005	2005-014326	4/17/2006	N-047041	REGISTERED	35
35 - Retail services of sunglasses and eyewear, jewelry and watches accessories, handbags and small leather goods; clothing, shoes and headgear.
VENEZUELA	T00055VE05	6/30/2005	2005-014227	4/17/2006	P-269811	REGISTERED	18
18 - Accessores, handbags, small leather goods.
VENEZUELA	T00055VE06	6/30/2005	2005-014228	4/17/2006	P-269812	REGISTERED	14
14 - Jewelry and watches
VENEZUELA	T00055VE07	6/30/2005	2005-014229	4/17/2006	P-269813	REGISTERED	09
09 - Sunglasses and eyewear
VENEZUELA	3834/0390	3/28/1990	5135/90	9/26/2005	P-264320	REGISTERED	25
25 - Footwear.

Owner Trademark Image	Printed: 4/7/2011 Page 41

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EASY SPIRIT (Word Mark) continued . . .
VIETNAM	T00055VN00	10/4/2002	4-2002-06339	11/4/2003	50672	REGISTERED	18,25,35
18 - Leather and imitations of leather and goods made of these materials and not included in other classes; animal skins, hIdes, trunks and traveling bags, umbrellas, parasols and walking sticks; whips, harnesses and saddlery.

25 - Clothing, footwear and headgear
35 - Retail store services, advertising; business management; business administration; office functions,
VIRGIN ISLANDS	T00055VS02			7/26/2006	7360	REGISTERED	25
25 - Clothing for women and misses, namely, skirts, suits, slacks, shorts, blousses, shirts, dresses, coats, sweaters, cardigans, pullovers, jeans, vests, jackets, scarves and shawls

EASY SPIRIT ANTI-GRAVITY

CANADA	3834/0133	3/5/1997	838514	1/5/1999	506,096	REGISTERED	25
25 - Shoes.
EUROPEAN UNION	3834/0037EU01	8/13/1998	000906024	8/13/1998	000906024	REGISTERED	03,18,25
03 - Bleaching preparations and other substances for laundry use; cleaning, polishing, scouring and abrasive preparations; soaps; perfumery; essential oils, cosmetics, hair lotions; dentifrices.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, footwear and headgear.

EASY SPIRIT COMFORT 2

EUROPEAN UNION	T30198EU00	10/14/2004	004068193	10/14/2004	004068193	REGISTERED	25
25 - FOOTWEAR
MEXICO	T30198MX00	10/19/2004	683000	2/24/2005	868914	REGISTERED	25
25 - Footwear

EASY SPIRIT COMFORT 2 (stylized)

CHINA	T30198CN00	10/26/2004	4330537	4/7/2009	4330537	REGISTERED	25
25 - Footwear
COSTA RICA	T30198CR00	10/28/2004	2004-8096	11/28/2006	164072	REGISTERED	25
25 - Footwear.
EL SALVADOR	T30198SV00	11/8/2004	2004-044487	148bk37 PP 333	REGISTERED	25
25 - Footwear
HONDURAS	T30198HN00	1/1/2005	19044/2004	8/19/2009	109.868	REGISTERED	25
25 - Footwear
ISRAEL	T30198IL00	12/8/2004	176775	176775	REGISTERED	25
25 - Footwear
JAPAN	T30198JP00	12/20/2004	116213/2004	12/22/2005	4918206	REGISTERED	25
25 - Footwear
SOUTH KOREA	T30198KR00	10/21/200	40-2004-47657	12/16/2005	643508	REGISTERED	25
25 - Footwear
THAILAND	T30198TH00	12/14/2005	575706	12/14/2004	KOR227473	REGISTERED	25
25 - 1. Cut shoes 2. Canvas Shoes 3. Rubber shoes 4. Boots 5. Sandals 6. Slippers 7. Socks 8. Stockings

Owner Trademark Image	Printed: 4/7/2011 Page 42

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EASY SPIRIT COMFORT2 (STYLIZED)
PANAMA	T30266PA00	11/18/2004	138959	3/29/2005	138959	REGISTERED	25
25 - Shoes

EASY SPIRIT IN CHINESE CHARACTERS

CHINA	T20139CN0	8/27/1992	92056023	9/28/1993	659718	REGISTERED	25
25 - Footwear.
CHINA	T20139CN01	6/7/2006	5402913	6/7/2009	5402913	REGISTERED	09
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords
CHINA	T20139CN02	6/7/2006	5402912	7/28/2009	5402912	REGISTERED	14
14 - Jewelry and watches
CHINA	T20139CN03	6/7/2006	5402914	8/21/2009	5402914	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, travel bags, umbrellas and walking

EASY SPIRIT LOGO

AUSTRIA	3834/0241	10/14/1988	AM4622/88	2/1/1989	123733	REGISTERED	25
25 - Footwear, clothing
BULGARIA	3834/0430	8/28/1990	018984	8/28/1990	18984	REGISTERED	25
25 - Footwear.
CANADA	T20141CA0	9/14/1993	736869	10/28/1994	435014	REGISTERED	25
25 - Footwear decorative items, namely shoe bows, shoe ornaments, shoe ribbons and shoe clips.
CANADA	T20141CA1	11/12/1992	716680	8/23/1996	461382	REGISTERED	25
25 - Socks.
CANADA	T20141CA2	12/9/1992	718490	8/23/1996	461384	REGISTERED	25
25 - Men’s and ladies’ shoes.
CZECH REPUBLIC	3834/0618	7/27/1990	58165	7/29/1992	169,120	REGISTERED	25
25 - Footwear
DENMARK	T20141DK0	6/19/1990	04802/1990	7/5/1991	04168/1991	REGISTERED	25
25 - Footwear.
ESTONIA	T20141EE0	8/2/1994	94-01583	2/21/1997	22485	REGISTERED	25
25 - Footwear, namely shoes and boots.
FEDERATION OF	3834/687RU0	4/4/1991	134075	4/4/1991	100632	REGISTERED	25
25 - Footwear.
FINLAND	T20141FI0	12/7/1992	5770/92	12/7/1993	129410	REGISTERED	25
25 - Footwear.
GREECE	3834/0648	7/27/1990	100094	7/27/1990	100094	REGISTERED	25
25 - Footwear.
HUNGARY	3834/0649	7/24/1990	2895/1990	7/24/1990	130741	REGISTERED	25
25 - Clothing, including boots, shoes and slippers.
IRELAND	T20141IE0	6/19/1990	90/3477	6/19/1990	140179	REGISTERED	25
25 - Footwear.

Owner Trademark Image	Printed: 4/7/2011 Page 43

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EASY SPIRIT LOGO continued . . .
ISRAEL	3834/05401L	5/21/1993	87469	5/21/1993	87469	REGISTERED	25
25 - Footwear.
JORDAN	T20141JO0	11/30/1994	36777	11/30/1994	36777	REGISTERED	25
25 - Footwear.
LITHUANIA	T20141LT0	7/27/1994	ZP16293	11/14/1997	25954	REGISTERED	25
25 - Footwear, namely shoes, boots.
MALAYSIA	T20141MY00	1/27/1993	9300042		9300042	REGISTERED	25
25 - Footwear
NETHERLANDS	T20141AN00		03199	10/2/1997	03199	REGISTERED	18,25,35
18 -
25 -
35 -
NORWAY	T20141NO0	5/11/1992	922467	1/27/1994	161199	REGISTERED	25
25 - Footwear (not included in other classes).
OMAN	3834/0711	9/10/1994	10444	5/18/2004	10444	REGISTERED	25
25 - Footwear.
PANAMA	T20141PA0	11/19/1990	N/A	5/18/1992	O55116	REGISTERED	25
25 - Footwear.
PORTUGAL	T20141PT0	11/13/1990	268912	1/14/1993	268912	REGISTERED	25
25 - Footwear.
PUERTO RICO	T20141PR01	9/14/1989	N/A	9/14/1989	29222	REGISTERED	25
25 - Footwear
QATAR	T20142QA0	6/11/1994	11963	2/21/2001	11963	REGISTERED	25
25 - Footwear.
SLOVAK REPUBLIC	3834/0513SK	7/27/1990	58165	1/29/1992	169,120	REGISTERED	25
25 - Footwear.
TURKEY	T2016TR	5/24/1993	93/004905	5/24/1993	146277	REGISTERED	25
25 - Footwear (shoes, high boots, boots, sandals, sporting shoes, slippers).
UNITED KINGDOM	3834/0303	3/14/1992	1494284	3/14/1992	1494284	REGISTERED	42
42 - Professional consultancy services, advisory services, design services, provision of information, all relating to footwear, all included in Class 42.
UNITED KINGDOM	T20141GB2	6/4/1990	1430070	6/4/1990	1430070	REGISTERED	03,18,21
							26
03 - Cleaning and polishing preparations,
18 - Bags, handbags, purses and wallets, parts and fittings therefor, all included in Class 18.
21 - brushes, sponges, articles for cleaning purposes, all for use in relation to footwear, all included in Class 21.
26 - All goods included in Class 26.
UNITED KINGDOM	T20141GB3	4/28/1987	1308501	4/28/1987	1308501	REGISTERED	03,18,21
							26
03 - All goods in Class.
18 - All goods in Class.
21 - All goods in Class.
26 - All goods in Class.
UNITED KINGDOM	T20141GB61	9/11/1991	1476283	9/11/1991	1476283	REGISTERED	09
09 - Ophthalmic apparatus and instruments, lenses, spectacles, protective glasses, sunglasses, spectacle frames, contact lenses, cases, parts and fittings for all the aforesaid goods, all included in Class 9.

VIETNAM	T20141VN0	3/12/1993	11146	3/12/1993	9691	REGISTERED	25
25 - Footwear.
YUGOSLAVIA	3834/0652	8/2/1990	Z-1354/90	4/13/1992	36637	REGISTERED	25
25 - Clothing, footwear, headgear.

Owner Trademark Image	Printed: 4/7/2011 Page 44

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EASY SPIRIT LOGO AND CHINESE LETTERS

CHINA	T30326CN01	4/25/2006	5313807	8/7/2009	5313807	REGISTERED	25
25 - Clothing, footwear, headgear
CHINA	T30332CN02	5/8/2006	5336036	9/7/2009	5336036	REGISTERED	35
35 - Sales promotion for others; import-export agencies; advertising; business management and organization consultantcy; business information; personnel management consultancy; relocation services for businesses; issuing invoices; accounting; rental of vending

CHINA	T30326CN03	4/25/2006	5313808	8/7/2009	5313808	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, travel bags, umbrellas and walking
HONG KONG	T30326HK00	5/8/2006	300634040	5/8/2006	300634040	REGISTERED	18,25,35
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and travel bags, umbrellas and walking
25 - Footwear, clothing, headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves and kerchiefs.

35 - Retail store services relating to clothing, footwear, headgear, underwear, rainwear, swimwear, ties, socks, gloves, kerchiefs, mittens, glasses, sun glasses, jewelry, watches, clocks, bags, cases, articles of luggage, traveling bags, purses and wallets, leather goods, umbrellas, walking sticks.

TAIWAN	T30326TW00	5/2/2006	095022259	1/1/2007	1246076	REGISTERED	18,25,35
18 - Handbags, purses, attache cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, luggage, cosmetic bags sold empty, briefcase type portfolios and umbrellas; small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, and change purses.

Class 25: Clothing, namely, skirts, suits, slacks, shorts, skorts, blouses, shirts, blazers, dresses, dusters, sweaters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, T-shirts, polo shirts, denim jackets, tailored jackets, pants, sport coats; active wear, namely,sweatshirts, sweatpants, warm-up jackets, tennis skirts; outerwear, namely, overcoats, capes, fur coats, leather coats and rainwear; outerwear, namely, overcoats, capes, fur coats, leather coats and rainwear; scarves, shawls, hats, and gloves. Leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs

Class 35: Retail Store Services

Please let me know if you require any additional information before filing the application.

Sincerely yours,
Sandra Rose

Class 18: — Handbags, purses, attache cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, luggage, cosmetic bags sold empty, briefcase type portfolios and umbrellas; small leather goods, namely clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, and change purses.

Class 25: Clothing, namely, skirts, suits, slacks, shorts, skorts, blouses, shirts, blazers, dresses, dusters, sweaters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, T-shirts, polo shirts, denim jackets, tailored jackets, pants, sport coats; active wear, namely,sweatshirts, sweatpants, warm-up jackets, tennis skirts; outerwear, namely, overcoats, capes, fur coats, leather coats and rainwear; outerwear, namely, overcoats, capes, fur coats, leather coats and rainwear; scarves, shawls, hats, and gloves. Leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs

Class 35: Retail Store Services

Please let me know if you require any additional information before filing the application.

Sincerely yours,
Sandra Rose

25 - Clothing, namely, skirts, suits, slacks, shorts, skorts, blouses, shirts, blazers, dresses, dusters, sweaters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, T-shirts, polo shirts, denim jackets, tailored jackets, pants, sport coats; active wear, namely,sweatshirts, sweatpants, warm-up jackets, tennis skirts; outerwear, namely, overcoats, capes, fur coats, leather coats and rainwear; outerwear, namely, overcoats, capes, fur coats, leather coats and rainwear; scarves, shawls, hats, and gloves. Leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchief

35 - Retail store services relating to: clothing, footwear, heaadgear, underwear, rainwear, activewear, jeans, overcoats, capes, fur coats, leather coats, swimwear, ties, socks, gloves, kerchiefs, mittens, gloves (for clothing), glasses, sin glasses,jewelry, watches, clocks, sport tote bags, beach bags, credit card cases, cosmetic cases sold empty, key cases, articles of luggage, traveling bags, purses and wallets, leather goods, umbrellas, wallking sticks.

Owner Trademark Image	Printed: 4/7/2011 Page 45

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EASY SPIRIT SLIPPERS

CANADA	3834/0111	11/14/1997	861540	11/24/2000	537,721	REGISTERED	25
25 - Slippers.

EASYPRO

ISRAEL	T30483IL00	4/2/2009	219809	4/2/2009	219809	REGISTERED

ENZO ANGIIOLINI (Word Mark)

GUATEMALA	T30099GT00	10/25/2002	N/A	8/18/2003	125220	REGISTERED	09
09 - Eyewear, including sunglasses, eyeglass frames, eyeglass cases, eyeglass chains, and eyeglass cords.
HAITI	T30099HT00			5/10/2004	5424	REGISTERED	18
18 -

ENZO ANGIOLINI (Stylized)

BRITISH VIRGIN	3834/0442	12/5/1997	N/A	12/5/1997	3218	REGISTERED	38
38 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins and sandals. Headgear.
COLOMBIA	3834/0118	8/1/1997	97044246	4/2/2001	241263	REGISTERED	25
25 - Clothing, footwear, headgear.
COSTA RICA	T20151CR0	10/17/1997	N/A	8/21/2005	107611	REGISTERED	25
25 - Clothing, including outer clothing and sportswear. Footwear, including shoes, boots, moccasins and sandals; Headgear.
DOMINICAN	3834/0196	3/19/1998	98000326	5/15/1998	96744	REGISTERED	25
25 - Clothing, including boots, shoes and slippers.
ECUADOR	3834/0072	7/28/1997	80255	10/16/1998	6103-98	REGISTERED	25
25 - All goods included in Class 25.
HONDURAS	3834/0089	8/6/1997	9079/97	3/26/1998	71,188	REGISTERED	25
25 - Clothing, footwear, headgear.
MALAYSIA	3834/0611MY	12/1/1997	MA/19500/97	12/1/1997	97/19500	REGISTERED	35
35 - Retail store services relating to footwear, clothing, purses and handbags.
NETHERLANDS	T20151AN01			10/2/1997	20446	REGISTERED	09,14,18
							25,35
09 - All goods in class.
14 - All goods in class.
18 - All goods in class.
25 - All goods in class.
35 - All services in class.
NICARAGUA	3834/0240	10/30/1997	97-03729	9/24/1998	38,778 CC	REGISTERED	25
25 - Clothing, including outer clothing and sportswear. Footwear, including shoes, boots, moccasins and sandals. Headgear.
TAIWAN	3834/0116	9/25/1997	86049793	11/16/1998	104654	REGISTERED	35
35 - Retail store services relating to footwear, purses and handbags.

Owner Trademark Image	Printed: 4/7/2011 Page 46

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ENZO ANGIOLINI (Stylized) continued . . .
THAILAND	3834/0156	10/14/1997	346303	10/14/1998	7287	REGISTERED	42
42 - Retail store services.

ENZO ANGIOLINI (Tradename)

EL SALVADOR	T30224SV02		200229452	1/24/2005	248BK2pp497-498	REGISTERED	42
42 - A commercial establishment destined to expand the store and distribution of the services of the applicant that consists of Eyewear, including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords, jewelry and watches. Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traeling bags, umbrellas and walking sticks, all made of leather or imitations of leather. Footwear, clothing, headgear. Shirts, t-sirts, tank tops, blouses, turtlemecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culoittes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leathershoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves,

ENZO ANGIOLINI (Word Mark)

ANGUILLA	T30224AI00			8/19/2002	3487	REGISTERED	9,14,18
							25,35
9 - All goods in class.
14 - All goods in class.
18 - All goods in class.
25 - All goods in class.
35 - All services in class.
ANTIGUA & BARBUDA	T30224AG00	8/2/2002	N/A	8/2/2002	156/02	REGISTERED	09,14,18
							25
09 - Eyewear, including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglas chains, eyeglass cords. (Local Class 11)
14 - Jewelry and watches
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather. (Local Class 37)

25 - Footwear, clothing, headgear, shirts, t’shirts, tanks tops, blouses, turtlenecks, dresses, vests, sweaters, sweashirts, sweat pants, pants, shorts,culottes, suits, warm-up suits, jackeets, coats, windbreakers, parkas, ponchos, rainwear, stocking, socks, wristbands, gloves, mitten, leather shoes, canvas shoes, rubber shoes, sandals, slippers, hats, scarves , kerchiefs. (Local Class 38)

ARUBA	T30224AB00	11/29/2002	01112g.15	11/29/2001	22283	REGISTERED	09,14,25
							35,42
09 - All goods in class.
14 - All goods in class.
25 - All goods in class.
35 - All services in class.
42 - All services in class.
AUSTRALIA	T30224AU00	6/15/2001	879338	6/15/2001	879338	REGISTERED	35
35 - Retail store services.
AUSTRALIA	T20150AU0	1/15/1985	420838	1/15/1985	B420838	REGISTERED	25
25 - All forms of footwear including shoes.
AUSTRALIA	T20150AU2	10/10/1994	642692	10/10/1994	642692	REGISTERED	42
42 - Retailing services in this class, namely, retail store services relating to the sale of footwear and clothing.
AUSTRALIA	T20150AU3	10/10/1994	642691	10/10/1994	642691	REGISTERED	18
18 - All goods included in Class 18.
AUSTRALIA	3834/0347	3/17/1998	757365	3/17/1998	757365	REGISTERED	09
09 - Eyewear, including sunglasses, eyeglasses and eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords.
AUSTRIA	T20150AT0	1/15/1985	AM 117/85	6/13/1985	109376	REGISTERED	25
25 - Clothing, including boots, shoes and slippers of Italian origin.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ENZO ANGIOLINI (Word Mark) continued . . .
AZERBAIJAN	T30224AZ00	1/16/2008	N 2009 0107	2/9/2009	N 2009 0107	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

25 - Clothing, footwear, headgear;
BAHAMAS	3834/0203	1/17/1985	11510	1/15/1985	11510	REGISTERED	38
38 - All forms of footwear, including especially shoes.
BAHRAIN	T20150BH0	4/30/1995	SM 495/95	4/30/1995	SM 1638	REGISTERED	42
42 - Retail store services for purses, handbags and footwear.
BAHRAIN	T20150BH1	4/30/1995	493/95	4/30/1995	18745	REGISTERED	18
18 - Purses and handbags.
BAHRAIN	T20150BH2	4/30/1995	494/95	4/30/1995	18746	REGISTERED	25
25 - Shoes.
BARBADOS	T30224BB00	10/1/2002	81/17384	5/24/2005	81/17384	REGISTERED	35
35 - Retail store services
BARBADOS	T30224BB01	10/1/2002	81/17383	7/29/2005	81/17383	REGISTERED	25
25 - Footwear, clothing, headgear. Shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs.

BARBADOS	T30224BB02	10/1/2002	81/17382	7/27/2005	81/17382	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather.
BARBADOS	T30224BB03	10/1/2002	81/17381	7/27/2005	81/17381	REGISTERED	14
14 - Jewelry and watches
BARBADOS	T30224BB04	10/1/2002	81/17380	7/27/2005	81/17380	REGISTERED	09
09 - Eyewear, including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords.
BELIZE	T30224BZ00	9/12/2002	N/A	9/12/2002	BZ999.02	REGISTERED	9,14,18
							25
9 - All kinds of eyewear including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords.
14 - All kinds of jewelry and watches.
18 - All kinds of bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and travelling bags, umbrealls and walking sticks, all made of leather or imitations of leather included in international Class 18.

25 - All kinds of footwear, clothing, headgear, shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweatpants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings,socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs, included in

BELIZE	T30224BZ01	9/12/2002	N/A	9/12/2002	BZ998.02	REGISTERED	35
35 - All kinds of retail services included in International Class 35.
BENELUX	T20150BX0	1/22/1985	52779	1/22/1985	407709	REGISTERED	10,25
10 - Cl.10: Orthopedic footwear and all articles for fitting with footwear, their parts and accessories included in this class. Cl.25: Footwear, boots, half-boots, heelless slippers, rubbers (overshoes), slippers, with footwear, their parts and accessories included in this class.

25 -
BERMUDA	T30224BM00	7/31/2002	34464	7/31/2002	34464	REGISTERED	35
35 - Retail Store Services
BERMUDA	T30224BM01	7/31/2002	34463	7/31/2002	34463	REGISTERED	25
25 - Footwear, clothing, headgear, Shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

BERMUDA	T30224BM02	7/31/2002	34462	7/31/2002	34462	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
BERMUDA	T30224BM03	7/31/2002	34461	7/31/2002	34461	REGISTERED	14
14 - Jewelry and watches
BERMUDA	T30224BM04	7/31/2002	34460	7/31/2002	34460	REGISTERED	09
09 - Eyewear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords

Owner Trademark Image	Printed: 4/7/2011 Page 48

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ENZO ANGIOLINI (Word Mark) continued . . .
BERMUDA	T20150BM0	9/15/1995	27179	9/15/1995	27179	REGISTERED	25
25 - Outer clothing, scarves and stoles, jackets, skirts, trousers and pants, footwear, shoes, boots, moccasins and sandals, all included in
Class 25.
BERMUDA	T20150BM1	9/15/1995	27180	9/15/1995	27180	REGISTERED	18
18 - Goods made of leather and imitations of leather, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks, all included in Class 18.

BOLIVIA	T30224BO00	11/25/2002	368002	3/1/2004	93330-C	REGISTERED	35
35 - Retail store services.
BOLIVIA	T30224BO01	11/22/2002	367902	2/26/2004	93263-C	REGISTERED	18
18 - Small leather goods
BOLIVIA	3834/0299	3/4/1999	011054	6/6/2000	79029-C	REGISTERED	25
25 - Clothing, footwear, headgear.
BRAZIL	3834/0342	3/28/1985	811934152	7/15/1986	811934152	REGISTERED	25
25 - Shoes in general.
BRAZIL	T30224BR02		825421500	3/11/2008	825421500	REGISTERED	35
35 - Retail store services in the fields of footwear, apparel, cosmetics, jewelry and leather goods
CANADA	T30224CA00	7/11/2003	538021	3/20/1987	TMA324995	REGISTERED	25
25 - Wares: (1) Shoes; (2) Sunglasses; handbags, purses, billfolds, wallets; boots, sandals, moccasins and slippers and hosiery. (3) Purses and handbags; (4) Eyewear, namely eyeglasses and eyeglass frames; eyeglass cases, chains and cords. Services: 1) Operation of a store specializing in the sale of footwear, purses, handbags and bags, hosiery and eyewear. (2) Retail store services for purses, handbags and footwear.

CHILE	T30224CL01		677159	5/19/2005	725651	REGISTERED	25
25 - Clothing, footwear, headgear
CHILE	T20150CL0	1/25/1985	46117	3/8/1985	294668	REGISTERED	25
25 - All kinds of footwear, especially shoes.
CHINA	T30224CN00	7/1/2003	3613268	1/2/2005	3613268	REGISTERED	09
09 - All kinds of eyewear including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
CHINA	T30224CN01	8/15/2005	4836530	1/21/2009	4836530	REGISTERED	14
14 - Jewelry; watches
CHINA	T20150CN0	12/1/1992	92080327	1/21/1994	674937	REGISTERED	25
25 - Clothing, footwear, headgear.
CHINA	T20150CN1	10/2/1994	94107929	9/28/1996	875036	REGISTERED	18
18 - Leather and imitations of leather, animal skins, hides, trunks, traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery, goods made of leather and imitations of leather, namely: bags, handbags, purses, packs, cases, billfolds, wallets, key fobs,

CHINA	T30224CN04	12/28/2008	4673015	12/28/2008	4673015	REGISTERED	35
35 - Sales Promotion (for others); import and export agencies; procurement services for others; (purchasing goods and services for other businesses); advertising; rental of vending machines; business management assistance; personnel management consultancy; relocation services for business; typing information into computer; accounting;

COLOMBIA	T30224CO00	10/2/2002	02088379	9/12/2003	273385	REGISTERED	09
09 - Eyewear, including sunglasses, eyeglasses, eyeglass frames, eyeglass chains and eyeglass cords.
COLOMBIA	T30224CO01	10/2/2002	02088380	10/29/2003	280775	REGISTERED	14
14 - Jewelry and watches
COLOMBIA	T30224CO02	10/2/2002	02088382	9/12/2003	273384	REGISTERED	35
35 - Retail Store Services
COLOMBIA	3834/0659	8/29/2000	00-064427	12/4/2001	253521	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and nnot included in other classes; animal skins, hides, trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlety.

COSTA RICA	T30224CR00	5/5/2003	20028810	7/22/2004	148709	REGISTERED	25
25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

Owner Trademark Image	Printed: 4/7/2011 Page 49

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ENZO ANGIOLINI (Word Mark) continued . . .
COSTA RICA	3834/0488	3/1/2000	N/A	2/20/2001	123,589	REGISTERED	18
18 - Handbags and leather goods.
COSTA RICA	T30224CR02	10/8/2002	2002-7101	11/14/2003	142579	REGISTERED	42
42 - RETAIL STORE SERVICES
COSTA RICA	T30224CR03	10/8/2002	2002-7100	7/22/2004	148683	REGISTERED	14
14 - Jewelry and Watches
COSTA RICA	T30224CR04	10/8/2002	2002-0007099	7/22/2004	148707	REGISTERED	09
09 - Eyewear
COSTA RICA	T30224CR05	10/2/2002	2002-0007101	7/21/2004	148699	REGISTERED	35
35 - Retail services of items in stores.
CZECH REPUBLIC	T20247CZ1	11/19/1992	73183	2/24/1995	183070	REGISTERED	25
25 - Clothing, including outer clothing and sportswear. Footwear, including shoes, boots, moccasins and sandals.
DENMARK	T20150DK0	1/16/1985	00374/1985	6/13/1986	01415/1986	REGISTERED	25
25 - Footwear, including shoes.
DOMINICAN	T30224DO00	1/7/2003	2003357	2/28/2003	134074	REGISTERED	09
09 - All goods in class.
DOMINICAN	T30224DO01	1/7/2003	2003356	2/28/2003	134127	REGISTERED	18
18 - All goods in class.
DOMINICAN	T30224DO02	1/7/2003	2003355	2/28/2003	134073	REGISTERED	14
14 - All goods in class.
ECUADOR	T30224EC01	11/19/2002	128239	6/3/2003	8116	REGISTERED	35
35 - Retail Store Services
ECUADOR	T30224EC02	11/19/2002	128246	6/3/2003	23778	REGISTERED	25
25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

ECUADOR	T30224EC03	11/19/2002	128249	6/3/2003	23780	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
ECUADOR	T30224EC04	11/19/2002	128233	6/3/2003	23772	REGISTERED	14
14 - Jewelry and watches
EGYPT	T20150EG0	11/23/1992	85002	4/20/1995	85002	REGISTERED	25
25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins and sandals, headgear.
EL SALVADOR	T30224SV00	9/2/2002	2002028053	10/18/2004	176 Bk 23	REGISTERED	14
14 - Jewelry and Watches
EL SALVADOR	T30224SV01	9/2/2002	2002028055	10/18/2004	206 Bk 23	REGISTERED	09
09 - Eyewear, including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords.
EL SALVADOR	3834/0499	3/15/2000	2000001853	10/10/2001	32 Book 141	REGISTERED	18
18 - Leather and imitaitons of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

EL SALVADOR	T30224SV04	9/2/2002	2002028048	1/10/2005	145 BK 29	REGISTERED	42
42 - Retail Store Services
EL SALVADOR	T30224SV05	9/2/2002	200208050	11/24/2004	2004 Bk 23	REGISTERED	25
25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

EUROPEAN UNION	T30224EU00	10/31/2003	003515772	5/13/2005	003515772	REGISTERED	03,14,35
03 - All goods in the class
14 - All goods in the class
35 - All services in the class

Owner Trademark Image	Printed: 4/7/2011 Page 50

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ENZO ANGIOLINI (Word Mark) continued . . .
EUROPEAN UNION	3834/0038/EU	8/13/1998	000906065	8/13/1998	000906065	REGISTERED	18,25,09
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, footwear, headgear.
09 - Optical apparatus and instruments; optical goods; especially eyewear and parts and accessories thereof.
FEDERATION OF	T30224RU00	3/18/2005	2005705901	3/31/2006	304042	REGISTERED	09,18,25
							35
09 - Eyewear, sunglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
18 - Handbags, purses, attache cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, luggage, cosmetic bags sold empty, briefcase type portfolios and umbrellas; small leather goods, namely clutch purses, leather key cases, key fobs, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport

25 - Footwear, clothing and headgear; clothing, namely, pants, skirts, dresses, shirts, blouses, vests, shorts, sweaters, suits, blazers, jeans, vests, tank tops, t-shirts, and neckwear; active wear, namely, sweatshirts, sweatpants, and warm-up jackets; outerwear and rainwear, namely jackets, coats, capes, furs, parkas and ponchos; sleepwear, namely, pajamas, nightshirts, nightgowns and robes; intimate apparel; hosiery, namely pantyhose, socks, leotards, tights and leggings; swimwear; cold weather accessories, namely shawls, caps, hats, scarves, mittens, gloves and earmuffs; footwear, namely shoes, boots, sandals, sneakers and slipers; and belts.

35 - The bringing together for the benefit of others of a variety of goods, enabling customers to conveniently view and purchase those goods, namely retail stoRe services and online retail store services.

FRANCE	T20150FR0	1/21/1985	728415	1/21/1985	1296461	REGISTERED	25
25 - All articles of footwear, boots, shoes and slippers.
GERMANY	T20150DE0	1/23/1985	E 24854/25Wz	1/30/1986	1087268	REGISTERED	25
25 - Footwear, shoes and slippers, all goods manufactured to an Italian design.
GUATEMALA	T30224GT00			9/1/2003	125530	REGISTERED	35
35 - Wholesale store services
GUATEMALA	T30224GT01			8/19/2003	125259	REGISTERED	35
35 - Retail store services
GUATEMALA	3834/0478	3/8/2000	M-1759-2000	10/17/2000	107024	REGISTERED	18
18 - Leather and imitaitons of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

HAITI	T30224HT00			5/10/2004	5423	REGISTERED	14
14 - All goods in class.
HAITI	T30224HT01			5/10/2004	5422	REGISTERED	09
09 - All goods in class.
HAITI	T30224HT02			5/10/2004	5425	REGISTERED	25
25 - All goods in class.
HAITI	T30224HT03			5/10/2004	5426	REGISTERED	42
42 - All services in class.
HONDURAS	3834/0467	3/2/2000	4012/2000	11/23/2000	79,898	REGISTERED	18
18 - Leather and imitaitons of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

HONG KONG	T20150HK1	10/4/1994	11709/1994	10/4/1994	1535/1996	REGISTERED	42
42 - Retailing services of footwear and clothing, all included in Class 42.
HONG KONG	3834/0421	11/19/1992	18286/92	11/19/1992	4297/1994	REGISTERED	25
25 - Clothing, outer-clothing and sportswear. Footwear, shoes, boots, moccasins, slippers and sandals. Headgear.
HONG KONG	3834/0166	3/19/1998	3440/98	3/19/1998	1795/99	REGISTERED	09
09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
HUNGARY	3834/0123	11/20/1992	M9205947	11/20/1992	138035	REGISTERED	25
25 - Clothing articles, footwears, headwears.
ICELAND	T20150IS0	10/8/1996	1194/1996	2/18/1997	170/1997	REGISTERED	18,25
18 - All goods included in Classes 18 and 25.
25 -
INDIA	3834/0207	1/21/1985	432642	1/21/1985	432642	REGISTERED	25
25 - All forms of footwear, including especially shoes.

Owner Trademark Image	Printed: 4/7/2011 Page 51

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ENZO ANGIOLINI (Word Mark) continued . . .
INDONESIA	T30224ID00			10/20/1994	352597	REGISTERED	18
18 - Goods made of leather and imitation of leather, namely bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags; umbrellas, walking sticks.
INDONESIA	T20150ID0	1/31/1985	HC 01.01.874	6/4/1985	347577	REGISTERED	25
25 - All forms of footwear, including especially shoes, clothing, including boots, slippers.
INDONESIA	3834/0550	5/31/2000	J00-11-421	6/16/2000	480657	REGISTERED	35
35 - Retail Store Services.
INDONESIA	T20150ID1	10/20/1994	H4.HC.01.01-1	1/31/1996	352597	REGISTERED	18
18 - Goods made of leather and imitations of leather, namely: bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas walking sticks, all goods in Class 18.

IRELAND	T20150IE0	1/15/1985	144/85	1/15/1985	114256	REGISTERED	25
25 - All forms of footwear.
IRELAND	3834/0319	3/10/1998	98/0919	3/10/1998	206990	REGISTERED	09
09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords; optical apparatus and instruments; photographic and cinematographic apparatus and instruments.
ISRAEL	3834/0422	11/19/1992	85385	11/19/1992	85385	REGISTERED	25
25 - Clothing, including upper clothing and sportswear. Footwear, including shoes, boots, moccasins and sandals. Headgear.
ITALY	T20150IT0	2/7/1985	RM95C000507	6/13/1997	712613	REGISTERED	25
25 - All forms of footwear, including especially shoes.
JAMAICA	T30224JM00	7/30/2002	42747	7/30/2002	42,747	REGISTERED	9,14,18
							25,35
9 - All goods in class.
14 - All goods in class.
18 - All goods in class.
25 - All goods in class.
35 - All services in class.
JAPAN	3834/0547	5/26/2000	57730/2000	1/11/2002	4533607	REGISTERED	09,25,35
09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglas cords, other glasses.
25 - Apparel, headgear, belts
35 - Providing information on commodity sales for footwear, apparel, headgear, belts, accessories, jewelry, watches, perfumes, cosmetics, handbags, bags, sport bags, small leather goods, eyewear and linens; providing information on other commodity sales.

JAPAN	T20150JP0	10/5/1994	100275/1994	3/12/1997	3267280	REGISTERED	18
18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, cases, billfolds, wallets, key cases and traveling bags, portable toiletry article cases, umbrellas and walking sticks, canes, cane handles.

JAPAN	T20150JP1	1/22/1985	4439/1985	7/23/1987	1965678	REGISTERED	25
25 - All forms of footwear, including especially shoes.
JORDAN	T30224JO00	3/27/2006	84963	3/27/2006	84963	REGISTERED	42
42 - Retail store services.
JORDAN	T30224JO01	3/27/2006	84962	3/27/2006	84962	REGISTERED	18
18 - Handbags, leather goods
KAZAKHSTAN	T30224KZ00	3/27/2007	38490	12/12/2008	27326	REGISTERED	09,18,25
							35
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords;
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

25 - Clothing, footwear, headgear;
35 - Retail store services;
KUWAIT	T20150KW0	7/12/1995	31491	7/12/1995	29866	REGISTERED	18
18 - Purses and handbags.
KUWAIT	T20150KW1	7/12/1995	31494	7/12/1995	29153	REGISTERED	42
42 - Retail store services for purses, handbags and footwear.
KUWAIT	T20150KW2	7/12/1995	31492	7/12/1995	29784	REGISTERED	25
25 - Shoes.

Owner Trademark Image	Printed: 4/7/2011 Page 52

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ENZO ANGIOLINI (Word Mark) continued . . .
LEBANON	3834/0124	10/26/1996	70510	10/26/1996	70510	REGISTERED	18,25,42
18 - Leather and imitations of leather, and articles made from these materials and not included in other classes, skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, harness and saddlery

25 - Clothing, including, boots, shoes and slippers
42 - Retail store services for handbags, purses, clothing, footwear and headgear
MACAO	T20150MO0	5/2/1995	14750-M	3/4/1996	14750-M	REGISTERED	42
42 - Retail store services in respect of handbags, purses, clothing, footwear, headgear.
MACAO	T20150MO1	5/2/1995	14748-M	3/4/1996	14748-M	REGISTERED	18
18 - Suitcases, handbags, purses, packs, cases, billfolds, men’s wallets, key fobss, key cases, travelling bags, umbrellas and walking
MACAO	T20150MO2	5/2/1995	14749-M	3/4/1996	14749-M	REGISTERED	25
25 - Clothing, footwear, headgear.
MALAYSIA	T20150MY0	10/12/1994	MA/9278/94	10/12/1994	94/09278	REGISTERED	18
18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks.
MEXICO	T30224MX00	7/4/2003	608482	10/22/2009	1126887	REGISTERED	09
09 - All kinds of eyewear including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords in
MEXICO	T20150MX0	1/6/1995	221136	1/6/1995	487024	REGISTERED	18
18 - Bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases, trunks, traveling bags, umbrellas, parasols and walking sticks.
MEXICO	T20150MX2	1/6/1995	221134	1/6/1995	487022	REGISTERED	42
42 - Retailing services, with respect to clothing, shoes, bags and handbags.
MEXICO	T20150MX1	5/31/1988	42902	5/31/1988	355838	REGISTERED	10,25
10 - Only orthopedic footwear.
25 - Only footwear (with the exception of orthopedic).
NETHERLANDS	T30224AN00	8/2/2002	08756	8/2/2002	08756	REGISTERED	9,14,18
							25,35
9 - Eyewear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
14 - Jewelry and watches
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
25 - Footwear, clothing, headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

35 - Retail Store Services
NEW ZEALAND	T20150NZ0	1/17/1985	156571	7/26/1990	B156571	REGISTERED	25
25 - Footwear of all kinds.
NEW ZEALAND	T30224NZ01	12/3/2007	780625	12/3/2007	780625	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; bags and baggage; handbags; totes; totebags; attaché cases; briefcases; briefcase-type portfolios; valises; trunks; beach bags; backpacks; school bags; duffel bags; suitcases; suitcase handles; luggage; travel bags; traveling bags; garment bags; satchels; wallets; credit card cases; business card cases; cheque-book cases; purses; clutch purses; change purses; passport cases; cosmetic cases; key cases; leather key fobs; animal skins, hides; umbrellas, parasols and walking sticks; whips, harness and saddlery;

NICARAGUA	3834/0457	3/3/2000	2000/00971	5/14/2001	48, 7000 C.C.	REGISTERED	18
18 - All goods in the Class.
NICARAGUA	T30224NI01	10/25/2002	02796	6/17/2003	58093	REGISTERED	09,14,35
09 - Eye wear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
14 - Jewelry
35 - Retail services
NORWAY	T20150NO0	11/23/1992	925836	7/21/1994	163838	REGISTERED	25
25 - All goods in Class 25.
OMAN	T20150OM0	4/3/1995	11359	3/30/2003	11359	REGISTERED	25
25 - Clothing, footwear, headgear.
OMAN	T20150OM1	4/3/1995	11358	7/24/2002	11358	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.

Owner Trademark Image	Printed: 4/7/2011 Page 53

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ENZO ANGIOLINI (Word Mark) continued . . .
OMAN	T20150OM2	4/3/1995	11360	5/6/2002	11360	REGISTERED	42
42 - Retail store services, in respect of handbags, purses, footwear, headgear.
PANAMA	T30224PA00	2/26/2003	125854	2/26/2003	125854	REGISTERED	09
09 - Eye wear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
PANAMA	T30224PA01	2/26/2003	125856	2/26/2003	125856	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
PANAMA	T30224PA02	2/25/2003	125587	2/26/2003	125857	REGISTERED	25
25 - Footwear, clothing, headgear, Shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

PANAMA	T30224PA03	2/26/2003	125858	2/26/2003	125858	REGISTERED	35
35 - Retail Store Services
PANAMA	T30224PA04	2/26/2003	125855	2/26/2003	125855-01	REGISTERED	14
14 - Jewelry and watches
PARAGUAY	T30224PY00	3/18/1999	5013-1999	5/29/2005	280451	REGISTERED	25
25 - All goods in the Class
PARAGUAY	T30224PY01	11/25/2002	029091	7/14/2005	279141	REGISTERED	18
18 - All goods in class.
PARAGUAY	T30224PY02	11/25/2002	29091	6/14/2005	279141	REGISTERED	18
18 - All goods in the Class.
PARAGUAY	T30224PY03	11/25/2002	029090	6/4/2003	257873	REGISTERED	25
25 -
PARAGUAY	T30224PY04	11/25/2002	029089	6/4/2003	257872	REGISTERED	35
35 - Retail store services.
PERU	T20150PE2	10/27/1995	283266	2/27/1996	23554	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes, animal skins, hides, trunks and travellng bags, umbrellas, parasols and walking sticks, whips, harness and saddlery and all other goods.

PERU	T20150PE3	10/27/1995	283264	2/7/1996	23259	REGISTERED	25
25 - Clothing including boots, shoes and slippers and all other goods.
PHILIPPINES	3834/0546PH	5/31/2000	4-2000-04490	2/27/2006	4-2000-04490	REGISTERED	18
18 - Handbags, other bags, small leather goods.
PHILIPPINES	T20150PH1	9/14/1994	95217	7/30/1997	65103	REGISTERED	25
25 - Shoes.
PHILIPPINES	3834/0082	11/4/1994	96191	11/25/1998	66593	REGISTERED	42
42 - Retail store services for purses, handbags and footwear.
POLAND	T20150PL0	12/3/1992	Z-116896	12/3/1992	79455	REGISTERED	25
25 - Clothing, footwear and headgear.
PUERTO RICO	T30224PR00	5/14/2003	N/A	5/14/2003	56842	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and travel bags and umbrellas
PUERTO RICO	T30224PR03	5/14/2003	N/A	5/14/2003	56849	REGISTERED	35
35 - Retail Store Services
PUERTO RICO	T30224PR04	5/14/2003	N/A	5/14/2003	56848	REGISTERED	25
25 - Footwear, clothing, headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culiottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves and kerchiefs.

PUERTO RICO	T30224PR06	5/16/2006	686900	5/16/2006	686900	REGISTERED	25
25 - Shoes and boots.
QATAR	3834/0301	3/16/1999	20210	5/22/2005	20210	REGISTERED	25
25 - All goods in the Class.

Owner Trademark Image	Printed: 4/7/2011 Page 54

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ENZO ANGIOLINI (Word Mark) continued . . .
SAINT LUCIA	T30224LC00	12/12/2002	440/2002	12/12/2002	TM/2002/000440	REGISTERED	09
09 - Eye wear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
SAINT LUCIA	T30224LC01	12/12/2002	441/2002	12/12/2002	TM/2002/000441	REGISTERED	14
14 - Jewelry and watches
SAINT LUCIA	T30224LC02	12/12/2002	442/2002	12/12/2002	TM/2002/000442	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
SAINT LUCIA	T30224LC03	12/12/2002	443/2002	10/27/2003	TM/2002/000443	REGISTERED	25
25 - Clothing, footwear, headgear.
SAUDI ARABIA	T30224SA00	6/29/2003	54387	6/29/2003	728/16	REGISTERED	09
09 - All kinds of eyewear including sunglasses, eyeglases and eyeglass frames; eyeglass cases, eyeglass chains, and eyeglass cords.
SAUDI ARABIA	T20150SA0	3/22/1995	28817	3/22/1995	360/88	REGISTERED	25
25 - Clothing, footwear, headgear.
SAUDI ARABIA	T20150SA1	3/22/1995	28816	3/22/1995	361/37	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.

SINGAPORE	T20150SG2	10/11/1994	S/8809/94	10/11/1994	8809/94	REGISTERED	18
18 - Goods made of leather and imitations of leather, namely, bags, +handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks.
SINGAPORE	3834/0548	5/31/2000	T00/09261I	5/31/2000	T00/09261I	REGISTERED	35
35 - Retail store services for footwear, apparel, headger, belts, accessories, jewelry, watches, perfumes, cosmetics, handbags, bags, sport bags, small leather goods, eyewear and linens.
SINGAPORE	3834/0222	3/20/1998	S/2571/98	3/20/1998	T98/02571J	REGISTERED	09
09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
SINGAPORE	T20150SG1	11/19/1992	S/8840/92	11/19/1992	B8840/92	REGISTERED	25
25 - Shoes, boots, moccasins and sandals, all included in Class 25.
SLOVAK REPUBLIC	T20150SK0	11/19/1992	73183	1/26/1996	176444	REGISTERED	25
25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins and sandals, headgear.
SOUTH AFRICA	T20150ZA0	1/16/1985	85/0367	1/16/1985	85/0367	REGISTERED	25
25 - Footwear.
SOUTH KOREA	3834/0551KR	7/20/2000	2000-20510	5/31/2002	76237	REGISTERED	35
35 - Retails agencies of clothing, retail agencies of shoes, retail agencies of socks, retail agencies of hosiery, retail agencies of bags.
SOUTH KOREA	T20150KR0	10/10/1994	40251	3/20/1996	335577	REGISTERED	18
18 - Briefcases, handbags, opera bags, satchels, trunks, suit cases, boston bags, knapsacks, wallets, name card cases, mountain climbing bags, packing bags, key cases, credit card cases, passport cases, shaving implement cases, check holders, gas range cases, ticket cases, diaper bags and poly-bags, straw bags.

SOUTH KOREA	T20150KR1	1/18/1985	592/85	1/9/1986	122310	REGISTERED	21,25,26
21 - Shoe brushes and shoehorns
25 - Sandal patterns, slippers, straw sandals. wooden shoes with clogs for rainy weather), overshoes, sandals, fatigue shoes, angler shoes, hiking shoes, boxing shoes, golf shoes, hockey shoes, track-racing shoes, handball shoes, rugby shoes, basketball shoes, baseball shoes, artic shoes, rain shoes, vinyl shoes, rubber shoes, leather shoes, laced boots, boots and low shoes.

26 - Shoe strings
SPAIN	T30224ES00	12/3/2001	2441376	9/5/2002	2441376	REGISTERED	18
18 - Goods made of leather and imitations of leather, handbags, bags, purses, packs, cases, billfolds, wallets, key fobs, key cases, eyeglass cases, travelling bags, umbrellas and walking stiicks.
SPAIN	T30224ES01	7/3/2003	2549067(2)	11/18/2003	2549067	REGISTERED	9
9 - Eye wear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
SPAIN	3834/0437	1/24/1985	1093175	6/5/1986	1093175	REGISTERED	25
25 - All forms of footwear, including special shoes, with the express exclusion of all kinds of orthopedic footwear.
SWITZERLAND	T20150CH0	4/1/1993	8156/1992.4	4/1/1993	409838	REGISTERED	25
25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins and sandals, headgear.

Owner Trademark Image	Printed: 4/7/2011 Page 55

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ENZO ANGIOLINI (Word Mark) continued . . .
TAIWAN	T20150TW0	10/27/1994	83066103	9/16/1995	690948	REGISTERED	18
18 - Bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks.
TAIWAN	T20150TW1	1/21/1985	(74)02478	9/1/1985	296264	REGISTERED	25
25 - Boots, and shoes. (Local Class 48)
TAIWAN	3834/0350	3/16/1998	87011601	6/1/1999	853545	REGISTERED	09
09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
THAILAND	T30224TH00	10/6/2004	273433	10/11/2004	Kor29066	REGISTERED	25
25 - Shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirs, sweatpants, pants, shorts, culottes, suits, warmup suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, ruber shoes, boots, sandals, slippers, hats, scarves and kerchief.

THAILAND	3834/0242	3/26/1998	357060	3/26/1998	Kor90491	REGISTERED	09
09 - Sunglasses, eyglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
THAILAND	T20150TH1	11/18/1994	276049	11/18/1994	Kor32862	REGISTERED	18
18 - Bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags; umbrellas and walking sticks; all of the foregoing being made of leather or imitations of leather.

TRINIDAD & TOBAGO	T30224TT00	8/13/2002	33226	10/23/2003	33226	REGISTERED	09,14,18
							25,35
09 - Prescription and non-prescription eyeglass and sun-glass lenses; eyeglass and sunglass frames; eyeglass cases, eyeglass chains, eyeglass cords.
14 - Jewelry and watches
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets (pocket), key fobs, key cases and travelling bags, all made of leather or imitations of leather; umbrellas and walking sticks.

25 - Footwear (not orthopedic) clothing (not for operating rooms nor for protection against accidents, irradiation and fire) headgear for wear; shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatsdhirts, sweat pants, shorts, culottes, suits, warm-up suits, jackets (clothing) coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, (clothing) gloves (clothing) mittens; leather shoes, canvas shoes, rubber shoes, boots (not for skating nor medical purposes), sandals, slippers (non-orthopedic nor for protections against accidents, irradiation and fire); hats, scarves, kerchiefs

35 - Boutiques, shops and outlets for the sale of shoes, apparel, handbags, small leather goods, umbrellas, jewelry and watches.
TURKEY	3834/0175	9/18/1996	96/13730	9/18/1996	176,418	REGISTERED	18,25
18 - Purses and handbags.
25 - Shoes
UKRAINE	3834/0080UA	12/24/1993	93126088/T	6/30/1998	10019	REGISTERED	25
25 - All goods included in Class 25.
UNITED ARAB EMR	T30224AE00	7/15/2003	54387	7/15/2003	50250	REGISTERED	09
09 - All kinds of eyewear including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords in
UNITED ARAB EMR	3834/0051/AE	12/6/1995	14073	4/14/2002	31351	REGISTERED	25
25 - Clothing, including outer clothing and sportswear. Footwear, including shoes, boots, moccasins and sandals. Headgear.
UNITED ARAB EMR	3834/0052AE1	12/6/1995	14074	12/6/1995	31340	REGISTERED	42
42 - Retail store services.
UNITED ARAB EMR	T20150AE2	12/6/1995	14072	12/6/1995	31331	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.

UNITED KINGDOM	3834/0145	3/9/1998	2160240	3/9/1998	2160240	REGISTERED	09
09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
UNITED KINGDOM	T20150GB1	1/16/1985	1233849	1/16/1992	1233849	REGISTERED	25
25 - Footwear, being articles of clothing.
UNITED KINGDOM	T20150GB2	2/7/1996	2055861	2/7/1996	2055861	REGISTERED	18
18 - Goods made of leather and imitations of leather, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks.
URUGUAY	T30224UY00	12/5/2002	344747	6/16/2004	344747	REGISTERED	09,14,18
09 - All goods in class.
14 - All goods in class.
18 - All goods in class.

Owner Trademark Image	Printed: 4/7/2011 Page 56

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ENZO ANGIOLINI (Word Mark) continued . . .
URUGUAY	T20150UY0	11/26/1992	258874	10/22/1993	258874	REGISTERED	25
25 - All goods in Class 25.
VENEZUELA	T30224VE00	7/3/2003	8796/03	10/24/2003	50674	REGISTERED	09
09 - All kinds of eyewear including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords in
VENEZUELA	T20150VE0	1/25/1985	I-888/85	1/19/1987	127449-F	REGISTERED	25
25 - Articles of clothing, hats and footwear
VIETNAM	T30224VN00	10/2/2002	4-2002-06338	11/24/2003	50674	REGISTERED	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in the other classes; animal sking, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harnesses and saddlery.

25 - Clothing, footwear and headgear
35 - Retail store services; Advertising, business management, business administration; office functions.
VIRGIN ISLANDS	3833/0295		N/A	8/27/1985	6944	REGISTERED	25
25 - Shoes.

ENZO ANGIOLINI in Chinese Characters

CHINA	T30420CN00	7/14/2006	5479746	6/28/2009	5479746	REGISTERED	09
09 - All kinds of eyewear, including sunglasses, eyeglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
CHINA	T30420CN01	7/14/2006	5479745	8/21/2009	5479745	REGISTERED	14
14 - Watches and jewelry
CHINA	2	7/14/2006	5479743	9/21/2009	5479743	REGISTERED	25
25 - Clothing, footwear, headgear
CHINA	T30420CN03	7/14/2006	5479744	9/7/2009	5479744	REGISTERED	18
18 - Bags, handbags, purses, credit card holders (leatherware), knapsacks, billfolds, wallets, key fobs (leatherware), key cases (leatherware), travel bags, umbrellas and walking sticks.
CHINA	T30420CN04	7/17/2006	5484943	9/21/2009	5484943	REGISTERED	35
35 - Retail store services with sales promotion for others and import-export agencies” (subclass 3503) which are standard terms bearing similar meaning to retail store services “advertising (subclass 3501); business management and organization consultancy(subclass 3502); business information(subclass 3502); personnel management consultancy(subclass 3504); relocation services for businesses(subclass

3505); Issuing invoices(subclass 3506);accounting(subclass 3507); rental of vending machines (subclass 3508)

ENZO ANGIOLINI- Industrial Commercial Mark

GUATEMALA	T00065GT00	10/25/2002	na	8/18/2003	125220	REGISTERED	09
09 - All goods in class.
GUATEMALA	T00065GT01	10/25/2002	na	9/1/2003	125510	REGISTERED	14
14 - All goods in class.
GUATEMALA	T00065GT02			8/18/2003	2003-01723	REGISTERED	18
18 - Commercial mark for Class 18 goods.
GUATEMALA	T00065GT03	10/25/2002	6895-2002	5/26/2004	129838	REGISTERED	25
25 - Clothing, headgear, footwear.

FEATHER CONSTRUCTION

CANADA	T20160CA0	11/26/1993	742177	6/30/1995	444638	REGISTERED	25
25 - Footwear, namely shoes and boots.

Owner Trademark Image	Printed: 4/7/2011 Page 57

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
FRONT ROW

NEW ZEALAND	T20172NZ0	8/6/1981	138311	8/6/1981	138311	REGISTERED	25
25 - Boots excluding rugby boots, shoes, slippers and similar kinds of footwear.

GAROLINI

AUSTRALIA	T20175AU0	3/21/1983	388931	3/21/1983	A388931	REGISTERED	25
25 - Footwear.
AUSTRIA	T20175AT0	10/25/1984	AM3306/84	3/13/1986	112004	REGISTERED	25
25 - Footwear.
CANADA	3834/0419	3/16/1983	500385	11/16/1984	297100	REGISTERED	25
25 - Women’s shoes.
CHINA	T20175CN0	11/1/1983	90026371	11/1/1983	558727	REGISTERED	25
25 - Footwear including men’s shoes, women’s shoes and children’s shoes.
DENMARK	T20175DK0	10/25/1984	05885/1984	10/11/1985	03428/1985	REGISTERED	25
25 - Footwear.
FEDERATION OF	T20175RU00	7/5/2005	2005716357	8/31/2006	312927	REGISTERED	18,25
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
25 - Footwear
GERMANY	T20175DE0	3/19/1983	U6045/25 Wz	9/29/1983	1054153	REGISTERED	25
25 - Footwear (except woven and knitted footwear).
HONG KONG	T20175HK0	3/20/1983	N/A	3/30/1983	2451/1983	REGISTERED	25
25 - Footwear.
SPAIN	3834/0311ES	5/10/1993	1760526	5/20/1994	1760526	REGISTERED	25
25 - Sporting shoes.
SWITZERLAND	T20175CH0	10/30/1984	5852	10/30/1984	335263	REGISTERED	25
25 - Footwear.ASSIGNMENT FROM NINE WEST GROUP TO NINE WEST DEVELOPMENT CORPORATION. RECORDED 12/24/03.
UNITED KINGDOM	T20175GB00	3/22/1983	1192621	3/22/1983	1192621	REGISTERED	25
25 - Footwear being article of clothing

GAROLINI (Stylized)

CHINA	T20177CN0	7/3/1990	90026370	7/20/1991	558728	REGISTERED	25
25 - Footwear including men’s shoes, women’s shoes and children’s shoes.
JAPAN	T20176JP0	6/6/1990	064224	9/30/1992	2455112	REGISTERED	25
25 - Footwear
PORTUGAL	T20177PT0	5/23/1989	255753	10/9/1992	255753	REGISTERED	25
25 - Footwear.
UNITED KINGDOM	T20177GB00	3/23/2004	2359173	3/23/2004	2359173	REGISTERED	25
25 - ALL GOODS IN CLASS 25

Owner Trademark Image	Printed: 4/7/2011 Page 58

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
GOLD CROSS

FINLAND	3834/0543	3/21/1975	1420/75	1/21/1990	71708	REGISTERED	25
25 - Footwear and parts therefor falling into Class 25.
IRELAND	T20181IE0	2/15/1990	864/90	2/15/1990	136763	REGISTERED	25
25 - Footwear, included in Class 25.

JD (Stylized)

UNITED KINGDOM	T30239GB00	1/16/1997	na	5/1/1998	2121006A	REGISTERED	18
18 - Handbags

JOAN & DAVID

AUSTRIA	T30233AT00		na	10/13/1997	17083	REGISTERED	18,25
18 - Hanbags
25 - Footwear
BARBADOS	T30233BB00	1/15/1998	na	1/15/1998	B16278	REGISTERED	25
25 - Footwear
BERMUDA	T30233BM03	4/30/1992	21724	4/30/1992	21724	REGISTERED	25
25 - Footwear
BRAZIL	T30233BR07	5/11/1994	817866582	3/2/1999	817866582	REGISTERED	NA,LC
NA - Local Class 15 LC - Local Class 40
BRAZIL	T30233BR08	11/13/1990	815879679	11/28/2000	815879679	REGISTERED	25
25 - Footwear
CHILE	T30233CL00		658557	2/4/2005	716775	REGISTERED	25
25 - Footwear
CHINA	T30233CN07		na	4/7/1993	636988	REGISTERED	25
25 - Clothing, footwear, headgear
CHINA	T30233CN08	8/7/2003	3664663	7/28/2005	3664663	REGISTERED	35
35 - Retail store services
CHINA	T30233CN09	10/6/1996	na	10/13/1997	118548	REGISTERED	25
25 - Footwear
CHINA	T30233CN10	1/5/1996	na	7/28/1997	1063579	REGISTERED	18
18 - Handbags
COLOMBIA	T30233CO00	11/15/2005	na	10/18/1994	169532	REGISTERED	18,42
18 - Handbags
42 - Retail store services
EUROPEAN UNION	T30233EU00	4/1/1996	000085357	4/16/1998	85357	REGISTERED	18,25
18 - Handbags, namely, ladies handbags, and small leather articles, namely, wallets and key containers; umbrellas
25 - Scarves, belts and women’s clothing, namely, gloves, sweaters, slacks, coats, jackets, skirts, dresses, suits

Owner Trademark Image	Printed: 4/7/2011 Page 59

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JOAN & DAVID continued . . .
EUROPEAN UNION	T30233EU05	3/11/2002	2610350	6/26/2003	2610350	REGISTERED	16,35,42
16 - All goods in class.
35 - All services in class.
42 - All services in class.
FEDERATION OF	T30233RU01	7/7/2005	2005716358	12/21/2006	318613	REGISTERED	18,25,35
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
25 - Pants, skirts, dresses, jackets, coats, blouses, shirts, hosiery, belts and footwear
35 - Retail store services
FRANCE	T30233FR01	7/9/1993	93475859	6/11/2003	93475859	REGISTERED	18,42
18 - Handbags
42 - Retal store services
GERMANY	T30233DE01	9/28/1990	na	9/28/1990	653440	REGISTERED	18,25,21
							9
18 - Handbags
25 - Footwear
21 - All goods in class
9 - Eyewear
HONG KONG	T30233HK02		12499	10/3/2003	199800596	REGISTERED	25
25 - Clothing, footwear and headgear
HONG KONG	T30233HK04	11/13/1995	144371995		199800788	REGISTERED	18
18 - Handbags, namely, ladies’ handbags, and small leather articles, namely, wallets, key containers, umbrellas
HONG KONG	T30233HK05	3/11/2002	062402004		200406204	REGISTERED	35
35 - Retail store services
INDONESIA	T30233ID00	3/4/1992	272433	8/8/2003	546320	REGISTERED	18,42,16
18 - Handbags
42 - Retail services
16 - All goods in class.
INDONESIA	T30233ID01	3/4/2002	272433	8/8/2003	546322	REGISTERED	16
16 - All goods covered in class.
INDONESIA	T30233ID02	3/4/1992	272433	8/8/2003	546321	REGISTERED	18
18 - All goods covered in class.
JAPAN	T30233JP05	3/15/1994	na	11/29/1996	3230390	REGISTERED	18
18 - Handbags
JAPAN	T30233JP06	6/22/1994	na	4/25/1997	3287044	REGISTERED	25
25 - Footwear
JAPAN	T30233JP08	9/8/2003	200377609	4/30/2004	4768787	REGISTERED	35
35 - Retail store services
LEBANON	T30233LB01		59628	12/29/1992	59628	REGISTERED	25
25 - Footwear
LEBANON	T30233LB02	7/15/1994	63618	7/15/1994	63618	REGISTERED	42
42 - Retail store services
MALAYSIA	T30233MY06		na	12/22/2000	B790689	REGISTERED	18
18 - Handbags
MALAYSIA	T30233MY07		na	12/10/2000	790789	REGISTERED	25
25 - Footwear
MALAYSIA	T30233MY08		na	12/22/2000	89/7908	REGISTERED	16
16 - All goods in class.
MEXICO	T30233MX06		na	8/2/2000	444826	REGISTERED	25
25 - Footwear
PANAMA	T30233PA00	8/29/1994	58366	8/29/1994	58366	REGISTERED	25
25 - Footwear

Owner Trademark Image	Printed: 4/7/2011 Page 60

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JOAN & DAVID continued . . .
PERU	T30233PE00	10/31/1996	30482	10/31/1996	30482	REGISTERED	25
25 - Footwear
PHILIPPINES	T30233PH03	2/5/1996	62441	2/5/1996	62441	REGISTERED	18
18 - Handbags
PHILIPPINES	T30233PH07	9/26/2007	4-2007-010757	6/2/2008	4-2007-010757	REGISTERED	25
25 - Footwear
PORTUGAL	T30233PT00		na	11/24/1994	295029	REGISTERED	18
18 - Handbags
PORTUGAL	T30233PT01		na	11/24/1994	295030	REGISTERED	25
25 - Footwear
PUERTO RICO	T30233PR00			1/3/1992	30133	REGISTERED	25
25 -
SINGAPORE	T30233SG06		T90/00629F	1/19/1997	00629F	REGISTERED	18
18 - Handbags, namely, ladies’ handbags, and small leather articles
SINGAPORE	T30233SG07	1/19/1997	T9000630Z	1/19/1997	00630Z	REGISTERED	25
25 - Footwear
SINGAPORE	T30233SG08	4/2/2002	T0204296A	5/20/2003	T0204296A	REGISTERED	35
35 - Retail store services
SOUTH AFRICA	T30233ZA00	8/1/1994	0908089	8/1/1994	808994	REGISTERED	25
25 - Footwear
SOUTH KOREA	T30233KR03	3/5/1994	170094	7/14/1995	27785	REGISTERED	35
35 - Retail sales services for shoes, clothing and accessaries
SOUTH KOREA	T30233KR04	7/11/1990	20018170	1/30/1992	232506	REGISTERED	9,10,25
9 - Fire clothing
10 - Sanitary masks
25 - Belts, neckties, dress shirts, blouses, jackets, trousers, socks, hats
SPAIN	T30233ES00	1/23/1990	M1543734	11/11/1991	M1543734	REGISTERED	25
25 - Footwear
SWITZERLAND	T30233CH03	4/22/1981	na	4/22/1981	312075	REGISTERED	18,25
18 - Handbags
25 - Footwear
TAIWAN	T30233TW07		91998973	3/15/2000	179938	REGISTERED	35
35 - Retail store services+
TAIWAN	T30233TW08		na	2/1/1997	747580	REGISTERED	18
18 - Handbags
TAIWAN	T30233TW09		na	11/15/1998	765232	REGISTERED	25
25 - Footwear
TAIWAN	T30233TW10		na	12/15/1998	33022	REGISTERED	18
18 - Handbags and leather goods
TAIWAN	T30233TW11		na	3/15/2000	121745	REGISTERED	35
35 - Retail store services
THAILAND	T30233TH00	7/12/1996	312652	7/12/1996	Kor62749	REGISTERED	18
18 - Handbags, wallets, belts, prfolios, dispatch caes, purses, card cases, bags of leather for packaging, leather key caes, money belts, umbrellas, luggage
THAILAND	T30233TH01	8/20/1990	428505	8/20/1990	KOR119470	REGISTERED	25
25 - Footwear
THAILAND	T30233TH02	4/10/2002	484885	12/23/2002	BOR18297	REGISTERED	42
42 - Retail services

Owner Trademark Image	Printed: 4/7/2011 Page 61

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JOAN & DAVID continued . . .
TURKEY	T30233TR00	4/19/2004	2004/10778	4/19/2004	2004 10778	REGISTERED	03,14,18
							25,35
03 - Cosmetics
14 - Jewelry
18 - Handbags
25 - Footwear
35 - Reatil store services
UNITED ARAB EMR	T30233AE01		10469	5/1/1995	41534	REGISTERED	25
25 - shoes
UNITED KINGDOM	T30233GB02	7/23/1998	na	7/23/1999	1272855	REGISTERED	18,25
18 - All goods in class.
25 - All goods in class.
UNITED KINGDOM	T30233GB03	4/13/1981	na	4/13/1981	1152454	REGISTERED	18
18 - All goods in class.

JOAN & DAVID in Chinese Characters

CHINA	T30429CN01	8/3/2006	5519652	9/14/2009	5519652	REGISTERED	18
18 - Handbags; suitcases; key cases (leatherware); credit card holders (leatherware); purses; wallets; passport holders (leatherware); umbrellas; leather thongs.
CHINA	T30429CN06	8/3/2006	5519651	9/14/2009	5519651	REGISTERED	25
25 - Clothing; footwear; scarves; women’s clothing; outer clothing; hats; suits; dresses; sweaters; skirts; blouses; stockings; gloves (clothing); linen (body); bath robes; raincoats; rain capes; casual wear; jackets; lingerie; hosiery; swimsuits; boots; shoes; sandals; slippers; leather belts (clothing).

JOAN AND DAVID

CANADA	T30233CA00	2/11/1982	0482209	4/19/1985	302046	REGISTERED	18,25
18 - Handbags, namely, ladies’ handbags, and small leather articles, namely, wallets, key containers, umbrellas;
25 - Scarves, belts and women’s clothing, namely, gloves, sweaters, slacks, coats, jackets, skirts, dresses, suits.
FRANCE	T30233FR00	3/4/1991	na	3/4/1991	1647828	REGISTERED	025,018
025 - Scarves, belts and women’s clothing, namely, gloves, sweaters, slacks, coats, jackets, skirts, dresses, suits
018 - Handbags, namely, ladies’ handbags, and small leather articles, namely, wallets, key containers, umbrellas
GERMANY	T30233DE00	5/31/2001	na		1033179	REGISTERED	025
025 - Scarves, belts and women’s clothing, namely, gloves, sweaters, slacks, coats, jackets, skirts, dresses, suits
HONG KONG	T30233HK06	6/2/1988	3259	6/2/1988	B0057/1991	REGISTERED	25
25 - Clothing, Footwear and Headgear
ITALY	T30233IT00	5/11/1981	na	1/22/1986	393201	REGISTERED	025,018
025 - Scarves, belts and women’s clothing, namely, gloves, sweaters, slacks, coats, jackets, skirts, dresses, suits
018 - Handbags, namely, ladies’ handbags, and small leather articles, namely, wallets, key containers, umbrellas
JAPAN	T30233JP07	5/6/1981	na	6/21/1984	1691461	REGISTERED	18,21,25
18 - Umbrellas and parasols, walking sticks, canes, metal can fittings, walking-stick/cane handles;
21 - Shoe brushes, shoe horns, shoe shine cloths, handy shoe shiners, shoe trees;
25 - Footwear
SINGAPORE	T30233SG09		na	5/26/1995	T88/02602A	REGISTERED	25
25 - Footwear
SOUTH KOREA	T30233KR05	4/22/1988	945688	6/14/1989	172099	REGISTERED	18,25
18 - Umbrellas; oilpaper umbrellas; parasols; walking sticks
25 - Low shoes; boots; laced boots; leather shoes; rubber shoes; vinyl shoes; sandals; straw sandals; clogs; slippers; sandal clogs

Owner Trademark Image	Printed: 4/7/2011 Page 62

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JOAN AND DAVID continued . . .
SOUTH KOREA	T30233KR07	4/22/1988	1988-9457	9/19/1989	179018	REGISTERED	14,24,25
							26
14 - Bracelets; brooches; rings; tie pins; badges; medals; insignias; buckles
24 - Handkerchiefs; towels; wrapping cloths
25 - Ceremonial dresses; business suits; suit trousers; evening dresses; suits; skirts; children’s clothes; overcoats; short coats; raincoats; mantles; jumpers; sweaters; cardigans; vests; dress shirts; collars; cuffs; blouses; sport shirts; polo shirts; undershirts; underpanties; combinations; chemises; slips; petticoats; corsets; brassiere; swimsuits; sleeping garments; pyjamas; negligees; night gowns; socks; stockings; Boseon (Korean socks); Boseon covers; scarves; neckties; gaiters; aprons; sporting stockings; bibs; tights; hats

26 - Ornamental ribbons; laces (except for embroidered lace); pigtail ribbons; hair ribbons; hair pins
TAIWAN	T30233TW12		na	11/16/1998	420507	REGISTERED	42
42 - Retail services
UNITED KINGDOM	T30233GB00	4/13/1981	na	4/13/1981	1152455	REGISTERED	25
25 - Footwear

JOAN HELPERN SIGNATURE

CHINA	T30237CN00	1/5/1996	na	8/14/1997	1076397	REGISTERED	18
18 - Handbags
CHINA	T30237CN01	1/5/1996	na	7/21/1997	1058770	REGISTERED	25
25 - Footwear
SINGAPORE	T30237SG00	11/14/1995	na	11/14/1995	T9510963H	REGISTERED	18
18 - Handbags and leather goods
SINGAPORE	T30237SG01	11/14/1995	1096495	11/14/1995	T9510964F	REGISTERED	25
25 - Footwear

JOAN HELPERN SIGNATURE and Design

CANADA	T30237CA00	10/18/1994	0766362	10/18/2001	464260	REGISTERED	18
18 - Handbags and leather goods
FRANCE	T30237FR00	11/8/1994	94543743	11/8/2004	94543743	REGISTERED	18,25,35
							42
18 - Leather and imitation leasther, products of these subtances not included in other clases; handbags, trunks and valises
25 - footwear and clothing
35 - Retail store services
42 - Designing of clothing and footwear
HONG KONG	T30237HK00	11/13/1995	14461995	11/13/1995	199911309	REGISTERED	18
18 - Handbags
HONG KONG	T30237HK01	10/20/1994	na	10/20/1994	199701830	REGISTERED	25
25 - Footwear
INDONESIA	T30237ID00	6/14/1995	na		378659	REGISTERED	25
25 - Footwear
INDONESIA	T30237ID01		na	6/14/1995	378658	REGISTERED	18
18 - Handbags
JAPAN	T30237JP00	10/19/1994	na	4/18/1997	3281448	REGISTERED	25
25 - Footwear
MALAYSIA	T30237MY00	11/26/1996	96/14334	11/26/1996	96/14334	REGISTERED	18
18 - Handbags, wallets, briefcases, purses, business card cases, credit card cases key cases leather straps suitcases

Owner Trademark Image	Printed: 4/7/2011 Page 63

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JOAN HELPERN SIGNATURE and Design continued . . .
MALAYSIA	T30237MY01		9603632	4/9/1996	9603632	REGISTERED	25
25 - Footwear
TAIWAN	T30237TW00		na	1/16/1998	793043	REGISTERED	18
18 - Handbags and leather goods
TAIWAN	T30237TW01		na	7/16/1997	768591	REGISTERED	25
25 - Footwear, Clothing, Headgear
THAILAND	T30237TH00	7/11/1996	312651	7/11/1996	Kor61806	REGISTERED	25
25 - Scarves, coats, hats, dresses, sweaters, suits, skirts, shirts, blouses, stockings, gloves, underwear, robes, rainwear, raincoats, slacks, jackets, lingerie, socks, bathing suits, boots, shoes, sandals, slippers, sport shoesttt

THAILAND	T30237TH01	7/11/1996	312650	7/11/1996	KOR66377	REGISTERED	18
18 - Handbags, wallets, belts, prfolios, dispatch caes, purses, card cases, bags of leather for packaging, leather key caes, money belts, umbrellas, luggage
UNITED KINGDOM	T30237GB00	10/13/1981	1588017	10/13/1981	1588017	REGISTERED	25
25 - Footwear

JOYCE

BOLIVIA	T20200BO01			9/20/1943	c-5596 a-37600	REGISTERED	25
25 - Shoes
CANADA	3834/0667	10/23/1940	178404	10/23/1940	NS59/15584	REGISTERED	25
25 - Footwear.
DENMARK	3834/0666	11/1/1978	4616/1978	10/24/1980	04006/1980	REGISTERED	25
25 - Footwear made of leather.
HONG KONG	T20200HK0	6/17/1974	N/A	6/17/1974	1227/1975	REGISTERED	25
25 - Shoes for women.
MALAYSIA	T20200MY00			3/15/1996	MB/67946	REGISTERED	25
25 - Boots, shoes, slippers and sandals.
SINGAPORE	T20200SG0	3/13/1975	63623	3/13/1975	B63623	REGISTERED	25
25 - Boots, shoes, slippers and sandals.
TAIWAN	3834/0201	4/19/1977	03283	11/1/1987	93047	REGISTERED	48
48 - Footwear in Class 48.
UNITED KINGDOM	T20200GB0		807989	7/7/1995	807989	REGISTERED	25
25 - Shoes, slippers and sandals, all for women.
UNITED KINGDOM	T20200GB1	10/30/1944	632381	10/30/1944	B632381	REGISTERED	25
25 - Shoes, slippers and sandals, all for women.
UNITED KINGDOM	T20200GB2		807990	7/7/1995	B807990	REGISTERED	25
25 - Boots, shoes, slippers and sandals.

JOYCE & J DESIGN

VIETNAM	T20201VN0	3/12/1993	11145	3/12/1993	9360	REGISTERED	25
25 - Footwear.

Owner Trademark Image	Printed: 4/7/2011 Page 64

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JOYCE CALIFORNIA

GUATEMALA	3834/0689	2/16/1990	N/A	11/7/1990	62919	REGISTERED	25
25 - Women’s shoes.

JOYCE DESIGN

GUATEMALA	T20208GT0	5/22/1946	N/A	12/13/1987	33648	REGISTERED	25
25 - Footwear, namely, shoes, slippers, and sandals made of leather, fabric, rubber, or cork, and/or of combinations of said materials.
HONDURAS	T20208HN0	1/16/1980	15395-2004	9/10/1984	43714	REGISTERED	25
25 - Footwear, men’s shoes, shoes, slippers and sandals made from leather, fabric, rubber or cork and/or the combinations of said materials, clothing in Class 25.
PARAGUAY	3834/0232	5/18/1943	N/A	7/15/1987	207,993	REGISTERED	25
25 - All goods included in Class 25, such as: Clothing, including boots, shoes and slippers.
SURINAME	3834/0690SR	11/16/1950	n/a	11/21/1950	6984	REGISTERED	N/A
N/A - Footwear, such as shoes, slippers, sandals, all of them made of leather, fabric, rubber or cork and/or combinations of these
VENEZUELA	T20208VE0	12/29/1943	N/A	12/29/1943	14544	REGISTERED	25
25 - Footwear, namely, shoes, slippers and sandals made of leather, fabric, rubber or cork, and/or combinations of said materials.

JOYCE JOY-EES

UNITED KINGDOM	T20209GB0	12/28/1945	643215	12/28/1945	643215	REGISTERED	25
25 - Boots, shoes, slippers and sandals.

JOYCE LOGO

NIGERIA	T20211NG1	7/29/1991	TP11295/91/3	7/29/1991	TP11295/91/3	REGISTERED	25
25 - Footwear.

LUCA B

CANADA	3834/0163	5/23/1997	845989	8/6/1998	498,352	REGISTERED	25
25 - Footwear, namely, shoes, boots, moccasins, slippers and sandals.

MOOTSIES TOOTIES & Design

MEXICO	T30262MX00			12/30/1992	654076	REGISTERED	25
25 - Footwear

Owner Trademark Image	Printed: 4/7/2011 Page 65

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MOOTSIES TOOTSIES

BAHRAIN	T30232BH00	6/8/2005	44561	6/8/2005	44561	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
BAHRAIN	T30232BH01	6/8/2005	44562	6/8/2005	44562	REGISTERED	25
25 - Footwear
BAHRAIN	T30232BH02	6/8/2005	44563	6/8/2005	44563	REGISTERED	35
35 - Retail store services
BELIZE	T30232BZ01	4/30/2005	308005	8/15/2005	308005	REGISTERED	18,25,35
18 - Handbags
25 - Footwear
35 - Reatil store services
CHINA	T30232CN04	10/26/1993	NA	4/21/1995	741985	REGISTERED	25
25 - Footwear
COLOMBIA	T30232CO00	4/25/2005	T2005/038909	11/15/2005	305459	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
COLOMBIA	T30232CO01	4/25/2005	T2005/038906	11/15/2005	305440	REGISTERED	25
25 - footwear
COLOMBIA	T30232CO02	4/25/2005	T2005/038907	11/15/2005	305460	REGISTERED	35
35 - Retail store services
COSTA RICA	T30232CR00	6/19/2005	20054690	4/24/2006	157876	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty.
COSTA RICA	T30232CR02	6/13/2005	20054683	4/24/2006	157870	REGISTERED	35
35 - Retail store services.
DOMINICAN	T30232DO00	7/1/2005	200542271	9/14/2005	149669	REGISTERED	18,25,35
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
25 - Footwear
35 - Retail store services
ECUADOR	T30232EC00	5/3/2005	156799	1/4/2006	1101-06	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
ECUADOR	T30232EC01	5/3/2005	156800	1/4/2006	1102-06	REGISTERED	25
25 - Footwear
ECUADOR	T30232EC02	5/3/2005	156801	1/4/2006	31406	REGISTERED	35
35 - Retail store services
EL SALVADOR	T30232SV00	6/29/2005	2005050045	2/1/2006	249/56/499/500	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
EL SALVADOR	T30232SV01	6/29/2005	2005050046	2/1/2006	35778	REGISTERED	25
25 - Footwear
EL SALVADOR	T30232SV02	7/18/2005	na	2/1/2006	232/56/465/466	REGISTERED	35
35 - Retail store services
EUROPEAN UNION	T30232EU02	4/26/2005	004419065	2/20/2006	004419065	REGISTERED	18,25,35
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty.
25 - Footwear
35 - Retail store services featuring apparel, footwear handbags, leather goods and accessories
FEDERATION OF	T30232RU00	4/22/2005	2005709577	8/9/2006	311964	REGISTERED	18,25,35
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
25 - Footwear
35 - Retail store services

Owner Trademark Image	Printed: 4/7/2011 Page 66

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MOOTSIES TOOTSIES continued . . .
GUATEMALA	T30232GT00	4/22/2005	M26392005	11/16/2005	139055	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
GUATEMALA	T30232GT02	4/22/2005	M26382005	11/15/2005	139076	REGISTERED	35
35 - Retail store services
HONDURAS	T30232HN01	4/21/2005	7666	3/1/2006	96418	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
HONDURAS	T30232HN02	4/21/2005	7658	2/9/2006	96016	REGISTERED	25
25 - Footwear
HONDURAS	T30232HN03	4/21/2005	7665	8/18/2009	14.998	REGISTERED	35
35 - Retail store services
INDIA	T30232IN00	4/28/2005	1354153	4/28/2005	1354153	REGISTERED	18,25,35
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
25 - Footwear
35 - Retail store services
JAPAN	T30232JP05		292233	1/29/1993	2494887	REGISTERED	25
25 -
JORDAN	T30232JO00	9/20/2005	81783	6/15/2006	81783	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
JORDAN	T30232JO01	9/20/2005	81790	6/15/2006	81790	REGISTERED	25
25 - Footwear
JORDAN	T30232JO02	9/20/2005	81777	6/15/2006	81777	REGISTERED	35
35 - Retail store services
KUWAIT	T30232KW01	7/2/2005	71272	7/2/2005	71272	REGISTERED	25
25 - Footwear
MALAYSIA	T30232MY03	12/9/2005	05020793	12/9/2005	05020793	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
NICARAGUA	T30232NI00	4/29/2005	01296	1/19/2006	0600067	REGISTERED	18,25,35
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
25 - Footwear
35 - retail store services
OMAN	T30232OM00	4/25/2005	36219	6/21/2006	36219	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
OMAN	T30232OM02	4/25/2005	36221	6/21/2006	36221	REGISTERED	35
35 - Retail store services
PANAMA	T30232PA00	4/22/2005	141982	4/22/2005	141982	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
PANAMA	T30232PA01	4/22/2005	141984	4/22/2005	141984	REGISTERED	25
25 - Footwear
PANAMA	T30232PA02	4/22/2005	141978	4/22/2005	141978	REGISTERED	35
35 - Retail store services
QATAR	T30232QA00	4/28/2005	35617	12/12/2007	35617	REGISTERED	18
18 - Handbags
QATAR	T30232QA01	4/28/2008	35618	12/12/2007	35618	REGISTERED	25
25 - Footwear
QATAR	T30232QA02	4/28/2005	35619	12/12/2007	35619	REGISTERED	35
35 - Retail store services
SOUTH KOREA	T30232KR00			10/21/1994	30089	REGISTERED	25
25 - Women’s shoes, children’s shoes, sneakers, boots, sandals and slippers

Owner Trademark Image	Printed: 4/7/2011 Page 67

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MOOTSIES TOOTSIES continued . . .
TAIWAN	T30232TW00			9/16/2003	599986	REGISTERED	25
25 - Footwear, shoes, boots
THAILAND	T30232TH00	4/29/2005	588938	4/20/2005	Kor230306	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
THAILAND	T30232TH01	4/29/2005	588939	4/29/2005	Kor230307	REGISTERED	25
25 - Footwear
THAILAND	T30232TH02	4/29/2005	588940	4/29/2005	Bor28190	REGISTERED	35
35 - Retail store services
UNITED ARAB EMR	T30232AE03	4/30/2005	69189	12/7/2005	56390	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty, in class 18.
UNITED ARAB EMR	T30232AE04	4/30/2005	69190	12/7/2005	56391	REGISTERED	25
25 - Footwear, in class 25.

MOOTSIES TOOTSIES in Chinese characters

CHINA	T30429CN02	8/3/2006	5519653	9/14/2009	5519653	REGISTERED	25
25 - Footwear, women’s shoes, children’s shoes, traveling shoes, boots, sandals, slippers

NAPIER (Stylized)

HONG KONG	T30007HK00	7/12/1995	95/8534	6/17/1997	06488/1997	REGISTERED	14
14 - NO GOODS LISTED

NINE WEST (Word Mark)

JAPAN	3834/0025	8/5/1998	66222/1998	1/12/2001	4444810	REGISTERED	14
14 - Precious metals, personal ornaments, jewels and their raw ores and imitations of jewels, horological instruments.

NINE & COMPANY (Logo)

AUSTRALIA	T30078AU00	8/10/2001	885490	8/10/2003	885490	REGISTERED	25
25 - Clothing, headgear and footwear.
BULGARIA	T30078BG01	9/3/2001	56287	9/3/2001	44879	REGISTERED	25
25 - All goods in class 25.
CANADA	T30078CA00	2/11/2003	1167263	3/11/2009	TMA735,795	REGISTERED	25
25 - Wearing apparel for women, namely leather, knit, and woven dresses, coats, suits, jackets, blouses, shirts, sweaters, t-shirts, tank tops, camisoles, cardigans, pullovers, vests, pants, shorts, jeans, skirts, scarves and hats.

Footwear, namely shoes, slippers, sandals and boots

Owner Trademark Image	Printed: 4/7/2011 Page 68

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE & COMPANY (Logo) continued . . .
CHINA	T30078CN00			3/14/2003	2001652	REGISTERED	18
18 - Handbags, pocketbooks, straps for handbags, shoulder bags, evening bags, cosmetic bag (sold empty), toiletry cases (sold empty), vanity cases (sold empty), leather shoulder belts, grooming kits (sold empty), wallets, billfolds, credit card cases, business card cases, key cases, leather key fobs, passport cases, coin purses, clutch purses, cloth bags, general purpose passport cases, ouches, drawstring pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, overnight cases, shoe bags for travel, weekender bags, duffel bags, suit bags, garment bags for travel, gym bags, athletic bags, beach bags, carry-on bags, tie cases, waist packs, fanny packs, backpacks, baby backpacks, knapsacks, diaper bags, attaché cases, briefcases, document cases, briefcase type portfolios, leather envelopes for carrying personal papers, satchels, suitcases, luggage straps for luggage, luggage tags, trunks, sportsmens hunting bags.

CHINA	T30078CN01	8/28/2001	2001158704	9/21/2007	2003328	REGISTERED	25
25 - Dresses; coats; suits; jackets; blouses; shirts; sweaters; T-shirts; tanktops; camisoles; cardigans; pullovers; vests; trousers; shorts; jeans; skirts; scarves; hats; hosiery; shoes; boots; sandals; slippers

COLOMBIA	T30078CO00	8/16/2001	01-067068	11/6/2002	258225	REGISTERED	25
25 - Clothing, footwear, headgear
EGYPT	T30078EG00	8/21/2001	144844	5/24/2006	144844	REGISTERED	25
25 - All goods in the class.
HONG KONG	T30078HK00	2/25/2002	02583/2002	2/25/2002	2004B06465	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; bags, trunks, travelling bags, handbags, purses, satchels, shoulder bags, packs, cases, billfolds, wallets, key fobs, key cases, suitcases, briefcases, totes, back packs, packsacks, knapsacks, toiletry articles cases, small leather goods; umbrellas, parasols and walking sticks; whips, harness and saddlery.

HONG KONG	T30078HK01	2/25/2002	02584/2002	2/25/2002	2004B06466	REGISTERED	25
25 - Clothing, outer clothing, sportswear; footwear, shoes, boots, moccasins, slippers, sandals; headgear.
INDONESIA	T30078ID01	8/30/2001	D002001-18858	8/30/2001	IDM000198070	REGISTERED	25
25 - All goods in Class.
ISRAEL	T30078IL00	9/18/2002	159363	9/18/2003	159363	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery, included in Class 18.

ISRAEL	T30078IL01	9/18/2002	159363	9/18/2002	159365	REGISTERED	35
35 - Retail store services relating to the sale of footwear, clothing, handbags, small leather accessories, pocket mirrors and cosmetic cases; all included in Class 35.
ISRAEL	T30078IL02	9/18/2002	159363	9/18/2002	159364	REGISTERED	25
25 - Clothing, footwear, headgear, all included in Class 25.
JAPAN	T30078JP00	8/14/2001	74066/2001	1/24/2002	4638393	REGISTERED	18,25,14
18 - Handbags, pocket books, straps for handbags, shoulder bags, evening bags, cosmetic bags (sold empty) , toiletry cases (sold empty), vanity cases (sold empty), leather shoulder belts, grooming kits (sold empty), wallets, billfolds, credit card cases, business card cases, key cases, leather key fobs, passport cases, coin purses, clutch purses, clutch bags, general purpose purses, pouches, drawstring pouches, book bags, belt bags, leather and textile shopping bags (sold empty), tote bags, saddle bags, roll bags, sling bags, travel bags, overnight bags, overnight cases, shoe bags for travel, weekender bags, duffel bags, garment bags for travel, gym bags, athletic bags, beach bags, carry-on bags, tie-cases, waist packs, fanny packs, backpacks, baby backpacks, knapsacks, diaper bags, attaché cases, briefcases, document cases, briefcase types of portfolios, leather envelopes for carrying personal papers, satchels, suitcases, luggage, straps for luggage, luggage tags, trunks, umbrellas, beach umbrellas, umbrella cases, sportsmen’s hunting bags, other bags and pouches,

25 - Leather, knit and woven dresses, coats, suits, jackets, blouses, shirts, sweaters, t-shirts, tank-tops, camisoles, cardigans, pullovers, vests, pants, shorts, jeans, skirts, scarves, hats, footwear, shoes, boots, slippers and hosiery, other footwear.

14 - Leather key holders
MACAO	T30078MO00	8/29/2001	N8/537	4/11/2002	N8/537	REGISTERED	18
18 - All goods in the class.
MACAO	T30078MO01	8/29/2001	N8/538	4/11/2002	N8/538	REGISTERED	25
25 - Clothing, shoes and headwear.
MEXICO	T30078MX00	2/23/2009	501720	2/23/2009	1091428	REGISTERED	25
25 - Clothing, footwear, headgear

Owner Trademark Image	Printed: 4/7/2011 Page 69

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE & COMPANY (Logo) continued . . .
SOUTH KOREA	T30078KR01	11/14/2001	40-2001-50206	2/27/2003	40-542173	REGISTERED	25
25 - Low heel shoes, boots, lace-up boots, leather boots, leather shoes, rubber shoes, vinyl shoes, hiking shoes, over shoes, slippers, sandals, clogs, one piece cresses, two piece dresses, evening gowns, skirts, blouses, suits, long coats, short coats, raincoats, top coats, sweaters, jackets, slacks, jean pants, jean shorts, sweat pants, underpants, trousers, shorts, sport shirts, body shirts, dress shirts, polo shirts, sweat shirts, cardigans, vests, leather belts, garters, stocking suspenders, sock suspenders, suspenders for clothing, lounge-wear for women (usually worn while relaxing at home), lounge-wear for me (clothing work while relaxing at home), lounge-wear for children (clothing usually work while relaxing at home), pantyhose, socks, neckties, collars (clothing), mufflers, scarves, shawls, jump suits, gloves for cold weather, mittens, hats, leg warmers, jogging suits, t-shirts, tank tops, camisoles and pullovers.

NINE & COMPANY (Word Mark)

BRAZIL	T30078BR00	7/17/2003	825724090	5/22/2007	825724090	REGISTERED	25
25 - All goods in the class.

NINE WEST & 9 Design

EUROPEAN UNION	T30259EU00	11/5/2004	004111217	11/5/2004	004111217	REGISTERED	09,14,18
							25
09 - Eyewear and sunglasses
14 - Jewelry, watches and clocks
18 - Handbags, small leather goods
25 - Clothing, footwear and accessories

NINE WEST (GIO-SY) (Chinese Characters)

CHINA	3834/0199CN	10/5/1997	9700104819	2/7/1999	1,244,685	REGISTERED	25
25 - Clothing, footwear, headgear.
CHINA	3834/0198	10/5/1997	9700104818	2/7/1999	1,244,380	REGISTERED	18
18 - Leather, imitations of leather, animal skins, hides, trunks, traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery, goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key

CHINA	T20071CN11	9/21/2006	5620775	4/21/2010	5620775	REGISTERED	35
35 - Advertising and publicity services; sales promotions for others; import and export agencies; business information; online advertising on a computer network; personnel recuitment; relocation services for businesses; issuing invoices; accounting; rental of vending machines

CHINA	T20071CN12	6/7/2006	5402915	6/7/2009	5402915	REGISTERED	09
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords

NINE WEST (Stylized)

SOUTH KOREA	3834/0153	7/12/1997	32419	9/10/1998	420,617	REGISTERED	25
25 - Low shoes, boots, lace up boots, leather shoes, rubber shoes, vinyl shoes, rain shoes, arctic shoes, baseball shoes, basketball shoes, rugby shoes, handball shoes, field and track shoes, hockey shoes, golf shoes, boxing shoes, hiking shoes, fish shoes, work boots, sandal shoes, over shoes, clog, straw sandal, slippers, sandals clog, shoe string, shoe brush and shoe horn.

Owner Trademark Image	Printed: 4/7/2011 Page 70

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST (Tradename)

VENEZUELA	T30191VE00	5/19/2003	6274/2003	7/18/2005	N-45712	REGISTERED	35
35 - A store engaged in the sale of products such as shoes, sandals, slippers, boots, handbags, watches, jewelry, socks, belts, eyewear, sunglasses, wallets, coin purses, key cases, credit catd holders, knapsacks, billfolds, traveling bags, umbrellas, shirts, t-shirts, yank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatchirts, sweatpants, shorts, culottes, suits, warm-up suits, jackeets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, scarves, kerchiefs and hats,

NINE WEST (Word Mark)

ANDORRA	T30202AD00	8/26/2008	26440	8/26/2008	26440	REGISTERED	09,14,18
							25,35
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear.
35 - Retail store services.
ANDORRA	T30202AD01	4/28/2010	28513	4/28/2010	28513	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils;

ANGUILLA	T30202AI00		3489	10/2/2002	3489	REGISTERED	09,14,18
							25,35,42
09 - Eyewear, including sunglasses, eye glasses and eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
14 - Jewelry and watches
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather.
25 - Footwear, clothing, headgear. Shirts, t-shirts, tank tops, blouses, turtlemecks, dresses, vests sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs

35 - Business management, business administration,; office functions and other retail store functions
42 - Retail store services.
ANGUILLA	T30202AI01	4/28/2010	4888	4/28/2010	4888	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

ANTIGUA & BARBUDA	T30202AG00	8/2/2002	na	1/16/2003	160/02	REGISTERED	09,14,18
							25
09 - Eyewear, including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords (Local class 11)
14 - Jewelry and watches (Local Class)
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather. (Local Class 37)

25 - Footwear, clothing, headgear, shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vesrts, sweaters, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stocking, socks, wristbands, gloves, mitten, leather shoes, canvas shoes, rubber shoes, sandals, slippers, hats, scarves, kerchiefs. (Local Class 38)

ARGENTINA	T30202AR00	10/27/2002	2,313,432	6/20/2002	1.876.859	REGISTERED	09
09 - Eyeglasses and sunglasses
ARGENTINA	T30202AR02	5/16/2005	2590461	9/13/2006	2.113.465	REGISTERED	18
18 - Accessories, handbags, small leather goods
ARGENTINA	3834/0669	10/25/2000	2,313,433	6/20/2002	1.876.860	REGISTERED	14
14 - All goods in the Class, namely watches and jewelry.

Owner Trademark Image	Printed: 4/7/2011 Page 71

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST (Word Mark) continued . . .
ARUBA	T30202AB00	11/29/2001	0012g.13	11/29/2001	22280	REGISTERED	9,14,25
							35,42
9 - All goods in class.
14 - All goods in class.
25 - All goods in class.
35 - All services in class.
42 -
AUSTRALIA	T30202AU01			5/1/2003	952494	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; bags and baggage; handbags; totes; totebags; attaché cases; briefcases; briefcase-type portfolios; valises; trunks; beach bags; backpacks; school bags; duffel bags; suitcases; suitcase handles; luggage; travel bags; traveling bags; garment bags; satchels; wallets; credit card cases; business card cases; cheque-book cases; purses; clutch purses; change purses; passport cases; cosmetic cases; key cases; leather key fobs; animal skins, hides; umbrellas, parasols and walking sticks; whips, harness and saddlery;

AUSTRALIA	T30202AU02	4/27/2005	1052647	4/27/2005	1052647	REGISTERED	14,18,25
14 - Jewelry and watches
18 - Accessories, handbags and small leather goods
25 - Clothing, footwear, headgear
AUSTRALIA	3834/0346	3/17/1998	757366	3/17/1998	757366	REGISTERED	09
09 - Eyewear, including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords.
AUSTRALIA	T30202AU04	6/15/2001	879337	6/15/2001	879337	REGISTERED	35
35 - RETAIL SERVICES BEING IN CLASS 35.
AUSTRALIA	T30202AU05	4/21/2010	1357169	4/21/2010	1357169	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

AZERBAIJAN	T30202AZ00	1/16/2008	N 2009 0109	2/9/2009	N 2009 0108	REGISTERED	09,14,18
							25,35
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords;
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments;
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

25 - Clothing, footwear, headgear;
35 - Retail store services;
BAHRAIN	T30202BH00	5/2/2005	44274	5/2/2005	44274	REGISTERED	14
14 - Jewelry and watches
BAHRAIN	T30202BH01	5/2/2005	44275	5/2/2005	44275	REGISTERED	18
18 - Accessories, handbags, small leather goods
BAHRAIN	T30202BH02	5/2/2005	44276	5/2/2005	44276	REGISTERED	25
25 - Clothing , footwear, headgear
BAHRAIN	T30202BH03	5/2/2005	44277	5/2/2005	44277	REGISTERED	35
35 - Retail store services
BAHRAIN	T30202BH04	5/2/2005	44273	5/2/2005	44273	REGISTERED	09
09 - Sunglasses and eyewear
BARBADOS	T30202BB00	10/1/2002	N/A	6/12/2003	81/17368	REGISTERED	14
14 - Jewelry and watches
BARBADOS	T30202BB01	10/1/2002	N/A	6/12/2003	81/17369	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
BARBADOS	T30202BB02	10/1/2002	N/A	6/12/2003	81/17370	REGISTERED	25
25 - Footwear, clothing, headgrear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, cullotes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear sstockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

BARBADOS	T30202BB03	10/1/2002	N/A	6/12/2003	81/17371	REGISTERED	35
35 - Retail Store Services

Owner Trademark Image	Printed: 4/7/2011 Page 72

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST (Word Mark) continued . . .
BARBADOS	T30202BB04	10/1/2002	N/A	6/12/2003	81/17367	REGISTERED	09
09 - Eyewear, including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords in International
BELIZE	T30202BZ00	9/12/2002	N/A		BZ 996.02	REGISTERED	18,09,14
							25
18 - All kinds of bags, handbags purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks, all made of leather or imitations of leather.

09 - All kinds of eyewear inclduing sunglasses, eyeglass, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords.
14 - All kinds of jewelry and watches
25 - All kinds of footwear, clothing headgear, including, shirts, t-shirts, tank tops, blouses, turtelnecks, dresses, vests, sweaters, sweatshirts, sweatpants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs included

BELIZE	T30202BZ01	9/12/2002	N/A	9/12/2002	BZ1001.2	REGISTERED	35
35 - All kinds of retail store services.
BERMUDA	T30202BM00	7/31/2003	34469	7/31/2002	34469	REGISTERED	35
35 - Retail Store Services
BERMUDA	T30202BM01	7/31/2003	34468	7/31/2002	34468	REGISTERED	25
25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

BERMUDA	T30202BM02	7/31/2002	34467	7/31/2002	34467	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
BERMUDA	T30202BM03	7/31/2003	34466	7/31/2002	34466	REGISTERED	14
14 - Jewelry and watches
BERMUDA	T30202BM04	7/31/2002	34465		34465	REGISTERED	09
09 - Eye wear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
BOLIVIA	T30202BO00	11/22/2002	367702	3/25/2004	93698-C	REGISTERED	18
18 - All goods in class.
BOLIVIA	T30202BO01	11/25/2002	367802	3/25/2004	93699-C	REGISTERED	25
25 - All goods in class.
BOLIVIA	T30202BO02	5/13/2005	SM-1697	8/20/2007	110237-C	REGISTERED	09
09 - Sunglasses and eyewear
BOLIVIA	T30202BO03	5/13/2005	SM-1698	8/20/2007	110238-C	REGISTERED	14
14 - Jewelry and watches
BOLIVIA	3834/0144	10/12/1998	009362	5/30/2000	78877-C	REGISTERED	35
35 - Retail store services.
BRAZIL	T30202BR05	6/30/2005	827465173	6/17/2008	827465173	REGISTERED	35
35 - Retail store services
BRUNEI	3834/0623BN	7/6/2000	33,152	7/6/2003	33,152	REGISTERED	25
25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warmup suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs.

CAMBODIA	T30202CB00	10/30/2008	32441	5/18/2009	KH/31389/09	REGISTERED	09
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
CAMBODIA	T30202CB01	10/30/2008	32442	5/18/2009	KH/31390/09	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
CAMBODIA	T30202CB02	10/30/2008	32443	5/18/2009	KH/31391/09	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

CAMBODIA	T30202CB03	10/30/2008	32444	5/18/2009	KH/31392/09	REGISTERED	25
25 - Clothing, footwear, headgear.

Owner Trademark Image	Printed: 4/7/2011 Page 73

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST (Word Mark) continued . . .
CAMBODIA	T30202CB04	10/30/2008	32445	5/18/2009	KH/31393/09	REGISTERED	35
35 - Retail Store Services
CAMBODIA	T30202CB05	4/29/2010	KH/35998/10	12/13/2010	KH/35998/10	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

CANADA	3834/0160	4/4/1996	809398	4/28/1999	511,176	REGISTERED	09,18,25
							35
09 - Sunglasses, reading eyeglasses, clip-on sunglasses, eyeglass cases, sunglass and eyeglass cords, eyeglass care kits, namely lens cleaning cloths, screwdrivers and lens cleaners,
18 - Handbags.bags, purses, packs, cases, billfolds, wallets, key fobs and key cases, travelling bags, umbrellas, walking sticks.
25 - Boots, sandals, moccasins and slippers, and hosiery.
35 - Retail store services specializing in the sale of footwear and accessories. Retail store services specializing in the sale of eyewear and eyewear accessories.
CANADA	3834/0255	1/13/1997	833528	9/13/2000	532,617	REGISTERED	14
14 - Jewelery, watches and clocks.
CHILE	T30202CL00	4/28/2004	645.319	11/9/2004	708214	REGISTERED	9,14,18
							25
9 - All products in the class
14 - All products in the class
18 - All products in the class
25 - All products in the class.
CHILE	3834/0238	12/10/1998	435,037	6/22/1999	543,139	REGISTERED	42
42 - Commercial establishment covering goods in classes 18 & 25.
CHILE	3834/0010	10/19/1998	430,384	4/19/1999	538,943	REGISTERED	42
42 - Commercial establishment covering goods in classes 18 & 25.
CHINA	T30202CN00	4/14/2004	4016787	5/21/2006	4016787	REGISTERED	09
09 - Prescription eyeglasses and frames and prescription sunglasses.
CHINA	T30202CN01	5/12/2005	4651875	9/14/2008	4651875	REGISTERED	14
14 - Jewelry, watches, bracelets. Charms [jewelry], brooches [jewelry], necklaces [jewelry], ornaments [jewelry], paste jewelry [costume jewelry], hat ornaments [of precious metal] shoe ornaments [of precious metal].

CHINA	T30202CN02	5/12/2005	4651874	1/7/2009	4651874	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; clothing for pets; handbags; knapsacks; purses; school satchels; card cases (notecases); brief cases; shopping bags; pouches, of leather, for packaging; key cases (leather ware); billfolds;

CHINA	T30202CN03	5/10/2005	4651873	1/28/2009	4651873	REGISTERED	35
35 - Advertising services relating to the operation of wholesale and retail stores; business management and business advisory services relating to the management and administration of retail and wholesale stores, including sales information, business franchising and customer service information; organizing fashion shows.

CHINA	3834/0518/CN	3/30/2000	2000039675	7/28/2001	1610578	REGISTERED	09
09 - Sunglasses, non-prescription reading glasses, clip-on sunglasses, eyeglass cases, eyeglass cords, sunglass cords, lens cleaning
CHINA	T20241CN0	1/10/1991	91001193	1/10/1992	578746	REGISTERED	25
25 - Clothing, footwear, headgear.
COLOMBIA	T30202CO00	10/2/2002	02088375	9/12/2003	273387	REGISTERED	09
09 - Eyewear, including sunglasses, eyeglasses and eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
COLOMBIA	T30202CO01	10/2/2002	02088381	11/24/2003	276243	REGISTERED	35
35 - Retail Store Services
COLOMBIA	T30202CO02	10/20/2002	02088377	9/12/2003	273386	REGISTERED	14
14 - Jewelry and watches
COLOMBIA	T30202CO03	10/2/2002	02088378	8/24/2004	284704	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfols, wallets, key fobs, key cases, and traveling bagfs, umbreallas and walking sticks, all made of leather or imitations of leather
COLOMBIA	T30202CO04	2/11/2004	T2004/011586	10/27/2004	295901	REGISTERED	25
25 - Clothing, footwear, headgear.

Owner Trademark Image	Printed: 4/7/2011 Page 74

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST (Word Mark) continued . . .
COLOMBIA	T30202CO05	4/22/2010	10.047.569	9/24/2010	410.194	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

COSTA RICA	T30202CR00	10/8/2002	2002-0007095	11/11/2003	142471	REGISTERED	09
09 - Eyewear
COSTA RICA	T30202CR01	10/8/2002	2002-0007096	11/11/2003	142470	REGISTERED	14
14 - Jewelry and Watches
COSTA RICA	T30202CR02	10/8/2002	2002-0007097	7/22/2004	148710	REGISTERED	25
25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

COSTA RICA	T30202CR04	10/8/2002	2002-007098	11/11/2003	142469	REGISTERED	42
42 - Retail Store Services.
COSTA RICA	3834/0485	3/1/2000	2000-0001759	2/20/2001	123858	REGISTERED	18
18 - All goods in the Class.
CYPRUS	T30202CY00	9/12/2001	61133	9/12/2001	61133	REGISTERED	18
18 - All goods in the class
CYPRUS	T30202CY01	9/12/2001	61132	9/12/2001	61132	REGISTERED	14
14 - All goods in the Class
CYPRUS	T30202CY02	9/12/2002	61134	4/7/2006	61134	REGISTERED	25
25 - All goods in the class.
CYPRUS	T30202CY03	9/12/2001	61135	9/12/2001	61135	REGISTERED	35
35 - All goods in class.
DOMINICA	T30202DM00	5/20/2010	105/2010	5/20/2010	105/2010	REGISTERED	03,09,14
							18,25,35
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear.
35 - Retail store services.
DOMINICAN	T30202DO00	1/7/2003	2003364	2/28/2003	133745	REGISTERED	09
09 - All goods in the class.
DOMINICAN	T30202DO01	1/7/2003	2003360	2/28/2003	133748	REGISTERED	14
14 - All goods in class.
DOMINICAN	T30202DO02	1/7/2003	2003361	2/28/2003	133744	REGISTERED	18
18 - Leather and imitations of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harnesses and saddlery.

DOMINICAN	T30202DO03	1/7/2003	2003363	2/28/2003	133746	REGISTERED	35
35 - All services in class.
DOMINICAN	T30202DO04	11/27/2002	2002-168986	2/28/2003	133747	REGISTERED	25
25 - Clothing, footwear, headgear.
DOMINICAN	T30202DO05	4/23/2010	2010-9323	7/16/2010	181472	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

ECUADOR	T30202EC00	11/19/2002	128240	6/3/2003	23776	REGISTERED	09
09 - Eye wear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords

Owner Trademark Image	Printed: 4/7/2011 Page 75

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST (Word Mark) continued . . .
ECUADOR	T30202EC01	11/19/2002	128241	6/4/2003	23777	REGISTERED	14
14 - Jewelry and watches
ECUADOR	T30202EC02	11/19/2002	128237	6/3/2003	23775	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
ECUADOR	T30202EC03	11/19/2002	128247	6/3/2003	23779	REGISTERED	25
25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

ECUADOR	T30202EC04	11/19/2002	128231	6/3/2003	8115	REGISTERED	35
35 - Retail Store Services
ECUADOR	T30202EC05	4/30/2010	228642	9/30/2010	5233-10	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

EGYPT	T20247EG1	11/16/1992	84925	4/20/1995	84925	REGISTERED	25
25 - Clothing, shoes, boots, moccasins and sandals.
EL SALVADOR	T30202SV00	10/2/2002	2002028054	10/13/2004	118Bk. 23pp243-	REGISTERED	09
09 - Eyewear, including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords.
EL SALVADOR	T30202SV01	9/20/2002	2002027854	5/12/2004	93bk13 PP191-92	REGISTERED	14
14 - Watches and jewelry
EL SALVADOR	T30202SV02	12/6/2002	2002029451	11/17/2005	140BK4Pp281-2	REGISTERED	LC
LC — Trade Name A commercial establishments destined to expand the store and distribution of the services of the applicant that consists of eyewear, including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords. Jewelry and watches. Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walkling sticks, all made of leather or imitations of leather. Footwear, clothing, headgear. Shirts, t-shirts, tank tops, blouses, turtenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, cannas shoes, rubber shoes, boots, sandals, slippers,

EL SALVADOR	T30202SV03	7/9/2002	2002028051	3/9/2004	248bK 10	REGISTERED	25
25 - Footwear, clothing, headgear, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, coulottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves and kerchiefs.

EL SALVADOR	T30202SV04	7/9/2002	2002028051	7/9/2002	70Bk156P153-154	REGISTERED	25
25 - Clothing, footwear, headgear.
EL SALVADOR	3834/0497SV	3/15/2000	1851/2000	7/9/2001	148BK138 299030	REGISTERED	18
18 - Leather and imitaitons of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

EL SALVADOR	3834/0498SV	3/15/2000	2002022300	12/6/2004	47Bk188pp97-98	REGISTERED	42
42 - Retail store services.
EUROPEAN UNION	T30202EU00	3/1/2002	002602696	12/18/2003	002602696	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils in International Class 3.

EUROPEAN UNION	T30202EU01	10/31/2003	003514081	3/15/2005	003514081	REGISTERED	35
35 - Advertising services relating to the operation of wholesale and retail stores; business management and business advisory services relating to the management and administration of retail and wholesale stores, including sales information, business franchising and customer service information.

EUROPEAN UNION	3834/0042	8/13/1998	000906073	8/13/1998	000906073	REGISTERED	14,18,25
							09
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other Classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Clothing, footwear, headgear.
09 - Optical apparatus and instruments; optical goods; especially eyewear and parts and accessories thereof.

Owner Trademark Image	Printed: 4/7/2011 Page 76

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST (Word Mark) continued . . .
FEDERATION OF	T30202RU00	10/12/2006	2006729404	2/21/2008	344388	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils.

FEDERATION OF	T30202RU01	3/18/2005	2005705902	6/1/2006	307809	REGISTERED	09,14,18
							25,35
09 - Eye wear, sunglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
14 - Jewelry and watches.
18 - Handbags, purses, attache cases, briefcases, school bags, tote bags, all purpose sport tote bags, duffel bags, beach bags, traveling trunks and valises, luggage, cosmetic bags sold empty, briefcase type portfolios and umbrellas; small leather goods, namely clutch purses, leather key cases, key fobs, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases and passport

25 - Clothing, namely, pants, skirts, dresses, shirts, blouses, vests, shorts, sweaters, suits, blazers, jeans, vests, tank tops, t-shirts, and neckwear; active wear, namely, sweatshirts, sweatpants, and warm-up jackets; outerwear and rainwear, namely jackets, coats, capes, furs, parkas and ponchos; sleepwear, namely, pajamas, nightshirts, nightgowns and robes; intimate apparel; hosiery, namely pantyhose, socks, leotards, tights and leggings; swimwear; cold weather accessories, namely shawls, caps, hats, scarves, mittens, gloves and earmuffs; footwear, namely shoes, boots, sandals, sneakers and slipers; and belts.

35 - The bringing together for the benefit of others of a variety of goods, enabling customers to conveniently view and pruchase those goods, namely retail store services and on-line retail store services.

FRANCE	3834/0031	8/6/1998	98745203	8/6/1998	98745203	REGISTERED	14
14 - Jewelry and watches.
FRANCE	T20247FR1	11/12/1992	92441378	11/12/1992	92441378	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes, animal skins, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.

25 - Clothing, footwear, headgear
GEORGIA	T30202GE00	5/27/2008	48256/03	6/29/2009	19504	REGISTERED	09,14,18
							25,35
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear.
35 - Retail store services.
GUATEMALA	T30202GT03	12/17/2003	2002-06939	12/17/2003	127141	REGISTERED	35
35 - Wholesale store services.
GUATEMALA	3834/0477	3/8/2000	M-1758-2000	10/12/2000	106,504	REGISTERED	35
35 - Retail store services.
GUATEMALA	3834/0530	4/12/2000	M-2906-2000	11/29/2000	107,901	REGISTERED	42
42 - Computerized on-line retail store services featuring cosmetics, footwear, headgear, apparel, belts, handbags, jewelry, sunglasses and legwear.
GUATEMALA	3834/0529	4/12/2000	M-2908-2000	11/29/2000	107,899	REGISTERED	25
25 - All goods in the Class.
GUATEMALA	T30202GT09	4/28/2010	M-002922-2010	9/7/2010	171737	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

GUERNSEY	T30202GG00	6/19/2001	2160239	6/19/2001	2160239	REGISTERED	09
09 - Sunglasses. Eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
GUERNSEY	3834/0704GG	6/26/2001	2174122A	8/6/1998	2174122a	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments; watches.
GUERNSEY	T30202GG02	4/28/2010	279945	4/28/2010	GGGT7226	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

HAITI	T30202HT00			5/10/2004	5427	REGISTERED	09
09 - All goods in class

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST (Word Mark) continued . . .
HAITI	T30202HT01			5/10/2004	5428	REGISTERED	14
14 - All goods in class.
HAITI	T30202HT02			8/27/2003	5429	REGISTERED	18
18 - All goods in class.
HAITI	T30202HT03			5/10/2004	5430	REGISTERED	25
25 - All goods in class.
HAITI	T30202HT04			5/10/2004	5431	REGISTERED	42
42 - All goods in class.
HONDURAS	T30202HN00	2/19/2004	3176/2004	2/25/2005	93525	REGISTERED	25
25 - Clothing, shoes, headgear
HONDURAS	96	6/6/2005	12226-05	2/9/2006	96014	REGISTERED	09
09 - Sunglasses and eyewear
HONDURAS	T30202HN02	5/13/2005	9902-05	2/17/2006	11188	REGISTERED	14
14 - Jewelry and watches
HONDURAS	3834/0466HN	3/2/2000	4011/2000	11/23/2000	79,909	REGISTERED	18
18 - Leather and imitaitons of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

HONDURAS	T30202HN04	5/13/2005	9903-05	3/3/2006	11234	REGISTERED	35
35 - Retail store services
HONG KONG	T30202HK00	5/13/2005	300420425	5/13/2005	300420425	REGISTERED	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; bags, trunks, traveling bags, handbags, purses, satchels, shoulder bags, packs, cases, billfolds, wallets, key fobs, key cases, suitcases, briefcases, totes, backpacks, packsacks, knapsacks, toiletry articles cases, small leather goods; umbrellas, parasols and walking sticks;

25 - Clothing, footwear, headgear
35 - Retail services in relation to (specify all goods filed for in classes 9, 14, 18, 25); the bringing together, for the benefit of others, of a variety of goods, enabling customers to conveniently view and purchase those goods from a clothing and accessories catalogue by mail order or by means of telecommunications.

HONG KONG	T30202HK01	10/9/2006	300736074	10/9/2006	300736074	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils.

ICELAND	T30202IS00		1296/2005	7/4/2005	604/2005	REGISTERED	09,14,18
							25,35
09 - Sunglasses and eyewear
14 - Jewelry and watches
18 - Accessories, handbags and small leather goods
25 - Clothing, footwear, headgear
35 - Retail store services
ICELAND	T30202IS01	4/21/2010	1062/2010	6/2/2010	519/2010	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

INDIA	3834/0624IN	8/14/2000	947751	8/14/2000	947751	REGISTERED	25
25 - Clothing, footwear, headgear
INDONESIA	T30202ID00	10/13/2006	D00 2006 034130	10/13/2006	IDM000164924	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils.

IRELAND	3834/0372	3/10/1998	98/0920	3/10/1998	208758	REGISTERED	09
09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords; optical apparatus and instruments; photographic and cinematographic apparatus and instruments.
ISRAEL	T30202IL00	5/16/2005	180582	8/3/2006	180582	REGISTERED	09
09 - Sunglasses and eyewear

Owner Trademark Image	Printed: 4/7/2011 Page 78

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST (Word Mark) continued . . .
ISRAEL	T30202IL01	5/16/2005	180584	8/3/2006	180584	REGISTERED	14
14 - Jewelry and watches
ISRAEL	T30202IL02	5/16/2005	180587	5/16/2005	180587	REGISTERED	18
18 - Handbags, purses, attaché cases, briefcases, school bags, tote bags, all purpose sport bags, duffel bags, beach bags, traveling trunks and valises, luggage, cosmetic bags sold empty, briefcase type portfolios and umbrellas; small leather goods, namely, clutch purses, leather key cases, credit card cases, cosmetic cases sold empty, change purses, wallets, business card cases, and passport cases.

ISRAEL	T30202IL03	5/16/2005	180589	8/3/2006	180589	REGISTERED	25
25 - Clothing, footwear, headgear
ISRAEL	T30202IL04	5/16/2005	180591	5/16/2005	180591	REGISTERED	35
35 - Retails store services in boutiques, shops and outlets for the sale of shoes, apparel, handbags, small leather goods, umbrellas, jewelry and watches.
JAMAICA	T30202JM00	7/30/2002	42748	7/30/2002	42748	REGISTERED	09,14,18
							25,35
09 - Eye wear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
14 - Jewelry and watches
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
25 - Footwear, clothing, headgear, Shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

35 - Retail Store Services
JAPAN	T30202JP00	3/3/2004	19572/2004	10/1/2004	4806567	REGISTERED	25
25 - Footwear; hats and caps, other clothing; garters, socks, suspenders, braces, bands, belts; masquerade costumes; special sporting gymnastic wear, special sporting and gymnastic footwear.
JAPAN	T30202JP01	10/10/2006	094371/2006	4/13/2007	5041370	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils.

JAPAN	T30202JP02	5/11/2005	41241/2005	12/16/2005	4915985	REGISTERED	09,18,35
09 - Sunglasses and eyewear
18 - Handbags, knapsacks, travelling bags and other kinds of bags all made of leather and imitation leather; purses, credit card holders, billfolds, wallets, key fobs, key cases, toilet cases, pouches all made of leather and imitation leather; accessories for bags and purses.

35 - Provision of information relating to sales of goods.
JERSEY	T30202JE00	4/28/2010	9039	4/28/2010	9039	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

JORDAN	T30202JO00	7/28/2005	n/a/	7/28/2005	81088	REGISTERED	14
14 - Jewelry and watches
JORDAN	T30202JO01	7/28/2005	n/a	6/18/2006	81508	REGISTERED	42
42 - Retail services
JORDAN	T30202JO02	7/28/2005	n/a	7/28/2005	81083	REGISTERED	09
09 - Sunglasses and eyewear
JORDAN	T30202JO03	5/27/2010	113151	2/26/2011	113151	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

KAZAKHSTAN	T30202KZ00	3/27/2007	38491	12/12/2008	27327	REGISTERED	09,14,18
							25,35
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords;
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments;
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

25 - Clothing, footwear, headgear;
35 - Retail store services;

Owner Trademark Image	Printed: 4/7/2011 Page 79

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST (Word Mark) continued . . .
KENYA	T30202KE00	10/8/2007	62135	10/8/2007	62135	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

25 - Clothing, footwear and headgear
LEBANON	T30202LB00	6/1/2005	102419	6/1/2005	102419	REGISTERED	09,14,18
							25,35
09 - Sunglasses and eyewear
14 - Jewelry and watches
18 - Accessores, handbags and small leather goods
25 - Clothing, footwear, headgear
35 - Retail services
LEBANON	T30202LB01	5/11/2010	128473	5/11/2010	128473	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

MACAO	T30202MO00	5/30/2005	N/17094	9/9/2005	n/17094	REGISTERED	25
25 - Clothing, footwear, headgear
MACAO	T30202MO01	11/6/2006	N/25163	4/20/2007	N/25163	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils.

MACAO	T30202MO02	5/30/2005	N/17091	9/9/2005	n/17091	REGISTERED	09
09 - Sunglasses and eyewear
MACAO	T30202MO03	5/30/2005	N/17092	9/9/2005	n/17092	REGISTERED	14
14 - Jewelry and watches
MACAO	T30202MO04	5/30/2005	N/17093	9/9/2005	n/17093	REGISTERED	18
18 - Accessories, handbags, small leather goods
MACAO	T30202MO05	5/30/2005	N/17095	9/9/2005	n/17095	REGISTERED	35
35 - Retail services
MALAYSIA	T30202MY00	10/20/2006	06019397	10/20/2006	06019397	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils.

MAURITIUS	T30202MU00	7/25/2007	MU/M/07/06244	7/1/2008	05791/2008	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

25 - Clothing, footwear and headgear
MEXICO	T30202MX01	5/16/2005	717636	2/27/2006	921814	REGISTERED	35
35 - Retail services
MEXICO	3834/0034	8/17/1998	343,782	2/25/1999	601,583	REGISTERED	14
14 - Jewelry and watches.
MEXICO	T30202MX04	5/16/2005	717635	3/24/2006	925300	REGISTERED	25
25 - Clothing, footwear, headgear
MEXICO	T30202MX05	5/16/2005	717636	2/27/2006	921813	REGISTERED	18
18 - All kinds of bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks, all made of leather or imitations of leather.

MEXICO	T30202MX06	1/25/2005	872864	1/25/2005	872864	REGISTERED	09
09 - Sunglasses; eyewear

Owner Trademark Image	Printed: 4/7/2011 Page 80

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST (Word Mark) continued . . .
MOLDOVA	T30202MD00	5/27/2008	25299	5/27/2008	20077	REGISTERED	09,14,18
							25,35
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear.
35 - Retail store services.
MONGOLIA	T30202MN00	6/29/2000	3280	9/14/2000	3116	REGISTERED	25
25 - Clothing for women and misses, namely knitted and woven skirts, suits, slacks, blouses, dresses, coats, sweaters, scarves, vests, jackets, hosiery, footwear; tailored clothing for men namely knitted and woven suits, slacks jackets, pants, sports coats and neckwear

MONGOLIA	T30202MN01	8/21/2008	8086	8/21/2008	7286	REGISTERED	09,14,18
							35
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

35 - Retail store services.
MONTSERRAT	T30202MS00	7/29/2010	4069	7/29/2010	4069	REGISTERED	03
03 - (Local Class 48,50(10), 14, 10, 37, 38) Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

MOZAMBIQUE	T30202MZ00	7/20/2007	12204/2007	7/20/2007	12204/2007	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags; (

MOZAMBIQUE	T30202MZ01	7/20/2007	12205/2007	7/20/2007	12205/2007	REGISTERED	25
25 - Clothing, footwear and headgear
NETHERLANDS	T30202AN00	8/2/2002	08757	8/2/2002	08757	REGISTERED	09,14,18
							25,35
09 - Eye wear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
14 - Jewelry and watches
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
25 - Footwear, clothing, headgear, including, shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

35 - Retail Store Services
NEW ZEALAND	T30202NZ00	12/3/2007	780622	12/3/2007	780622	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; bags and baggage; handbags; totes; totebags; attaché cases; briefcases; briefcase-type portfolios; valises; trunks; beach bags; backpacks; school bags; duffel bags; suitcases; suitcase handles; luggage; travel bags; traveling bags; garment bags; satchels; wallets; credit card cases; business card cases; cheque-book cases; purses; clutch purses; change purses; passport cases; cosmetic cases; key cases; leather key fobs; animal skins, hides; umbrellas, parasols and walking sticks; whips, harness and saddlery;

NEW ZEALAND	T30202NZ01	4/21/2010	822859	4/21/2010	822859	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

NICARAGUA	T30202NI00	10/25/2002	02797	6/17/2003	58094	REGISTERED	9,14
9 - Eye wear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
14 - Jewelry and watches
NICARAGUA	3834/0456	3/3/2000	2000/00974	5/14/2001	48,701	REGISTERED	35
35 - Retail store services.
NICARAGUA	3834/0454	3/3/2000	2000/00972	5/16/2001	48,748 C.C.	REGISTERED	18
18 - All goods in the Class.
NICARAGUA	3834/0455	3/3/2000	2000/00973	5/16/2001	48,749 C.C.	REGISTERED	25
25 - All goods in the Class.

Owner Trademark Image	Printed: 4/7/2011 Page 81

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST (Word Mark) continued . . .
NORWAY	T30202NO00	4/21/2010	201004308	10/26/2010	257285	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

OMAN	T00146OM00	5/1/2005	36278	6/21/2006	36278	REGISTERED	09
09 - Sunglasses and eyewear
OMAN	T30202OM01	5/1/2005	36279	6/21/2006	36279	REGISTERED	14
14 - Jewelry and watches
OMAN	T30202OM04	5/1/2005	36282	6/21/2006	36282	REGISTERED	35
35 - Retail services
PAKISTAN	3834/0409PK	10/29/1999	158583	10/29/1999	158583	REGISTERED	25
25 - Clothing, footwear, headgear
PANAMA	T30202PA00	2/26/2003	125850	2/26/2003	125850	REGISTERED	14
14 - Watches and Jewelry
PANAMA	T30202PA01	2/26/2003	125849	2/26/2003	125849	REGISTERED	09
09 - Eye wear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
PANAMA	T30202PA02	2/2/2003	125851	2/26/2003	125851	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
PANAMA	T30202PA03	2/26/2003	125853	2/26/2003	125853	REGISTERED	35
35 - Retail Store Services
PANAMA	T30202PA04	2/26/2003	125852	2/26/2003	125852	REGISTERED	25
25 - Footwear, clothing, headgear, including shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

PERU	T30202PE06	5/9/2005	241724	1/5/2006	111422	REGISTERED	09
09 - Sunglasses, eyeglasses and articles to help vision or protect the eyes.
PERU	T30202PE07	5/9/2005	241537	12/15/2005	111207	REGISTERED	14
14 - Jewelry and watches
PERU	T30202PE08	5/9/2005	241536	12/15/2005	111206	REGISTERED	18
18 - School bags, totebags, all purpose sport tote bags, duffel bags, beach bags, cosmetic bags sold empty, umbrellas, briefcase type portfolios, clutch purses, key cases, credit card cases, change purses, wallets, business card cases and passport cases, all made of materials other than leather and imitations of leather.

PERU	T30202PE09	5/6/2005	241408	1/17/2006	111642	REGISTERED	25
25 - Clothing, footwear, headgear
PERU	T30202PE10	5/11/2005	241923	12/16/2005	40375	REGISTERED	35
35 - The bringing together, for the benefit of others, of a variety of goods (excluding the transport thereof) enabling customers to conveniently view and purchase those goods in class 35.
PERU	T30202PE11	4/22/2010	419009	7/6/2010	165758	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

PHILIPPINES	3834/0590PH01	5/31/2000	4-2000-04486	7/16/2006	4-2000-04486	REGISTERED	25
25 - Footwear and clothing namely, shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals

PHILIPPINES	3834/0591PH00	5/31/2000	4-2000-04485	2/10/2005	4-2000-04485	REGISTERED	42
42 - Retail store services.
PHILIPPINES	T30202PH04	11/25/2008	4-2008-014268	7/16/2009	4-2008-014268	REGISTERED	14,18
14 - Jewelry and watches
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases and traveling bags, umbrelllas and walking sticks, all made of leather or imitations of leather.

Owner Trademark Image	Printed: 4/7/2011 Page 82

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST (Word Mark) continued . . .
PHILIPPINES	T30202PH05	11/21/2008	4-2008-014269	6/25/2009	4-2008-014269	REGISTERED	09
09 - Sunglasses and eyewear
PUERTO RICO	T30202PR00	5/14/2002	N/R02/182	5/14/2002	57,582	REGISTERED	03
03 - Perfume, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanniong lotions and oils; cosmetic products, namely, face and body powders, foundation, glitter, face glitter, lipstick, lip pencils, blush eye shadow, eye cream, eye liner, mascara and eyebrow pencils.

PUERTO RICO	T30202PR01	5/14/2003	56845	5/14/2003	56845	REGISTERED	09
09 - Eyewear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
PUERTO RICO	T30202PR02	1/17/2003	56844	5/14/2003	56844	REGISTERED	14
14 - Jewelry and watches
PUERTO RICO	18	5/14/2003	56843	5/14/2003	56843	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
PUERTO RICO	T30202PR04	1/17/2003	56838	5/14/2003	56838	REGISTERED	25
25 - Footwear, clothing, headgear, including shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

QATAR	T30202QA00	5/2/2005	35638	12/12/2007	35638	REGISTERED	18
18 - Accessories, handbags and small leather goods.
QATAR	T30202QA01	5/2/2005	35637	12/12/2007	35637	REGISTERED	14
14 - Watches and jewelry
QATAR	T30202QA02	5/2/2005	35636	12/12/2007	35636	REGISTERED	09
09 - Sunglasses and eyewear
QATAR	T30202QA03	5/2/2005	35639	12/12/2007	35639	REGISTERED	25
25 - Clothing, footwear, headgear.
QATAR	T30202QA04	5/2/2005	35640	12/12/2007	35640	REGISTERED	35
35 - Retail store services.
SAINT LUCIA	T30202LC00	12/12/2002	439/2002	12/12/2002	TM/2002/000439	REGISTERED	09
09 - Eyewear, including sunglasses, and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords
SAINT LUCIA	T30202LC01	12/12/2002	435/2002	12/12/2002	TM/2002/000435	REGISTERED	14
14 - Jewelry and watches
SAINT LUCIA	1814	12/12/2002	436/2002	12/12/2002	TM/2002/000436	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and travel bags umbrellas and walking
SAINT LUCIA	T30202LC03	12/12/2002	437/2002	12/12/2002	TM/2002/000437	REGISTERED	25
25 - Footwear, clothing, headgear, Shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, rainwear stockings, socks, wristbands, gloves, mittens leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, and kerchiefs.

SAINT LUCIA	T30202LC04	12/12/2002	438/2008	12/12/2002	TM/2002/000438	REGISTERED	35
35 - Retail Store Services
SAUDI ARABIA	T30202SA00	4/30/2005	96626	4/5/2006	832/32	REGISTERED	09
09 - Sunglasses and eyewear
SAUDI ARABIA	T30202SA01	4/30/2005	96627	4/5/2006	932/33	REGISTERED	14
14 - Jewelry and watches
SAUDI ARABIA	T30202SA02	4/30/2005	96628	4/5/2006	832/34	REGISTERED	18
18 - Accessories, handbags and small leather goods
SAUDI ARABIA	T30202SA03	4/30/2005	96629	4/5/2006	832/35	REGISTERED	25
25 - Clothing, footwear, headgear.

Owner Trademark Image	Printed: 4/7/2011 Page 83

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST (Word Mark) continued . . .
SERBIA	T30202RS00	4/8/2010	Z 564 2010	9/30/2010	61695	REGISTERED	09,14,18
							25,35
09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear
35 - Retail store services.
SERBIA	T30202RS01	7/21/2010	Z 1288 2010	11/19/2010	61949	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

SINGAPORE	T30202SG00	10/19/2006	T06/22274C	10/19/2006	T06/22274C	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils.

SINGAPORE	T30202SG01	5/25/2005	T05/08652H	5/26/2005	T05/08652H	REGISTERED	25
25 - Clothing, footwear, headgear
SINGAPORE	T30202SG02	5/26/2005	T05/08654D	5/26/2005	T05/08654D	REGISTERED	35
35 - Retail Services
SINGAPORE	T30202SG03	5/26/2005	T05/06943	5/26/2005	T05/08651z	REGISTERED	18
18 - Handbags, credit card holders, knapsacks, billfold, wallets, key cases, traveling bags, umbrellas, goods made of leather or imitations of leather.
SOUTH AFRICA	T30202ZA00	5/11/2005	2005109329	5/11/2005	2005/09329	REGISTERED	25
25 - Clothing, footwear, headgear
SOUTH AFRICA	T30202ZA01	5/11/2005	2005109330	5/11/2005	2005/09330	REGISTERED	35
35 - Advertising; business management; business administration; office functions; offering for sale and the sale of goods in the retail and wholesale trade.
SOUTH AFRICA	T30202ZA02	5/11/2005	2005109326	5/11/2005	2005/09326	REGISTERED	09
09 - Sunglasses and eyewear
SOUTH AFRICA	T30202ZA03	5/11/2005	2005109327		2005/09327	REGISTERED	14
14 - Precious meetals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronomaetric instruments.
SOUTH AFRICA	T30202ZA04	5/11/2005	2005109328		2005/09328	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials not included in other classes; trunks and traveling bags; handbags; umbrellas, parasols.
SOUTH KOREA	T30202KR00	5/13/2005	40-2005-21717	5/3/2006	660767	REGISTERED	9,18
9 - Dust goggles, common eyeglasses, goggles for sports sunglasses, frames, eyeglass cases, eyeglass chains, eyeglass cords.
18 - Briefcases, opera bags, satchels, traveling trunks, wallt not of precious metal, key cases made of leather ware, suit cases, tote bags, shoulder bags, back packs, knapsacks, Boston bags, name card cases, mountai climbing bags, packing bags, credit card cases, passport cases, check holders, gas range cases, ticket cases, poly bags and fashion bags made of straw.

SOUTH KOREA	3834/0029	10/16/1998	1998-26967	9/13/1999	454743	REGISTERED	14
14 - Movements for clocks and watches, lock dials, clock hands, watch springs, anchors (clock and watch-making), watch crystals, watch chains, watch cases, clockworks, barrels (clock and watch making), atomic clocks, alarm clocks, electric clocks and watches, electronic clocks and watches, control clocks, chrono graphs, chronometers, chronoscopes, table clocks, wrist watches and pocket watches, garnet, olivine (gems), malachite, diamond, opal, agate, cat’s eye, moonstone, beryl, jasper, jade, coral, crystal, alexandrite, aquamarine, quartz, paste jewelry (Costume jewelry), zircon, pearl, spinel (precious stones), cubic zirconium, christo beryl, turquoise, topaz, tourmaline, tiger eye, yellow jade and jet, ingot gold alloys, gold platings, gold leafs, wrought gold articles, gold-alloy platings, nickel silver, rhodium, ruthenium, aluminum gold, osmium, silver or silver alloy casting leafs, silver leafs, wrought silver articles, ingot silver, ingot silver alloys, iridium and palladium, earrings, badges of precious metal, buckles of precious metal, belt ornament of precious metal, pins of precious metals, medals, necklaces, rings, anklets, amulets (jewelry), brooches (jewelry), ornamental pins, charms and bracelets.

SOUTH KOREA	3834/0594KR	7/20/2000	2000-20511	2/19/2002	73677	REGISTERED	35
35 - Retail agencies of clothing, retail agencies of shoes, retail agencies of socks, retail agencies of hosiery, retail agencies of bags and retail agencies of eyeglasses.

Owner Trademark Image	Printed: 4/7/2011 Page 84

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST (Word Mark) continued . . .
SOUTH KOREA	T30202KR03	7/20/2000	40-2000-35081	11/23/2001	507270	REGISTERED	25
25 - Low heel shoes, boots, lace-up boots, leather shoes, rubber shoes, vinyl shoes, hiking shoes, over shoes, slippers, sandals, clogs, one-piece dresses, two-piece dresses, evening gowns, skirts, blouses, suits, long coats, short coats, raincoats, top coats, sweaters, jacket, slacks, jeans pants, jean shorts, sweat pants, under pants, trousers, shorts, sport shirts, body shirts, dress shirts, polo shirts, sweat shirts, cardigans, vests, leather belts, garters, stocking suspenders, sock suspenders, suspenders for clothing, lounge-wear for women (clothing usually worn while relaxing at home), lounge-wear for men (clothing usually worn for relaxing at home), lounge wear for children (clothing usually worn while relaxing at home), pantyhose, socks, neckties, collars(clothing) mufflers, scarves, shawls, jump suits, gloves for cold

SPAIN	T30202ES00	12/3/2001	2441375	9/5/2002	2441375	REGISTERED	35
35 - RETAIL STORE SERVICES
SPAIN	3834/0032	8/10/1998	2179955	8/10/1998	2179955	REGISTERED	14
14 - Jewelry and watches.
SWAZILAND	T30202SZ00	7/19/2007	304/2007	7/19/2007	304/2007	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags;

25 - Clothing, footwear and headgear
SWEDEN	T30202SE01	2/9/2004	2004/00856	8/13/2004	368115	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trucktrunks and travelling bags; umbrellas, parasols and walking sticks; whips, narnesses and saddlery.

25 - Clothing, footwear, headgear
SWITZERLAND	T30202CH00	10/11/2010	60828/2010	10/11/2010	611.306	REGISTERED	03,09,14
							18,25,35
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

09 - Eyewear, sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear.
35 - Retail store services.
TAIWAN	3834/0026	8/6/1998	87038481	8/16/1999	864042	REGISTERED	14
14 - Jewelry and watches.
TAIWAN	T30202TW01	10/11/2006	95051196	8/1/2007	1271926	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils.

TAIWAN	T30202TW03	5/16/2005	094023090	12/16/2005	1186559	REGISTERED	18
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, key cases, and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather
TAIWAN	3834/0378	6/9/1998	87027661	8/16/1999	113520	REGISTERED	35
35 - Retail services relating to footwear, clothing, purses, handbags, jewelry, sunglasses, cosmetics.
TAIWAN	3834/0327	3/16/1998	87011602	6/1/1999	853546	REGISTERED	09
09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
THAILAND	T30202TH04	5/20/2005	590870		KOR236553	REGISTERED	14
14 - Ornamental pins, silver ornaments, ornaments of jet, personal ornaments made of jewelry, shoe ornaments of precious metal, hat ornaments of precious metal, necklaces, rings, earrings, bracelets, brooches (jewelry), watches

THAILAND	T30202TH05	5/20/2005	598871	5/20/2005	KOR236554	REGISTERED	18
18 - 1.Handbags 2. Credit card holders of leather 3. Leather shoulder belts. 4. Boxes of leather 5. Chin straps of leather 6. Collars of leather for animals. 7. Leather threads for fgastening 8. Wallets 9. Key cases 10. Cosmetic bags sold empty.

THAILAND	T30202TH06	5/20/2005	590872		Kor236555	REGISTERED	25
25 - 1. Upper outer garments (not being inner garments or sports garments) 2. Inner upper garments 3. Sport upper garments. 4. Pants (not being inner pants or sports pants) 5. Inner pants. 7. Shirts 8. Dresses 9. Sweaters 10. Suits 11. Skirts 12. Underwear 13. Sleepwear 14. Wristbands 15. Scarves 16. Shawls 17. Ties 18. Gloves 19. Gloves 20. Stockings 21. (shoes (not being sport shoes) 22. Sport shoes 23. Hats 24. Headbands 25. Belts. 26. Visores

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST (Word Mark) continued . . .
THAILAND	T30202TH07	11/29/2006	646466	11/29/2006	Kor279801	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils.

THAILAND	T30202TH08	5/29/2005	590873	5/20/2005	Bor30530	REGISTERED	35
35 - The bringing together for the benefit of others, of a variety of goods enabling customers to conveniently view and purchase those
THAILAND	3834/0243	3/26/1998	357059	3/26/1998	Kor90492	REGISTERED	09
09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
TRINIDAD & TOBAGO	T30202TT00	8/13/2002	33225	6/24/2004	33225	REGISTERED	09,14,18
							25,35
09 - Prescription and non-prescription eyeglass and sunglass lenses; eyeglass and sunglass frames; eyeglass cases, eyeglass chains, eyeglass cords.
14 - Jewelry and watches
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, (pocket) key fobs, key cases, and travel bagsall made of leather or imitations of leather; umbrellas and walking sticks
25 - Footwear, (not orthopedic) clothing, (not for operating rooms nor for protection against accicents, irradiation and fire) headgear for wear. Shirts, t-shirts, tank-tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, ponchos, culottes, suits, warm-up suits, jackets,(clothing) coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands (clothing), gloves (clothing) mittens; leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers,(non-orthopedic nor for protection against accidents, irradiation and fire); hats, scarvess, kerchiefs.

35 - Boutiques, shops and outlets for the sale of shoes, apparel, handbags, small leather goods, umbrellas, jewelry and watches.
TURKEY	T30202TR00	3/12/2004	2004 06297	3/12/2004	2004 06297	REGISTERED	09,18,25
09 - Eyewear, including sunglasses, eye glasses and eyeglass frames, eyegkass cases, eyeglass chains, eyeglass cords.
18 - Bags, handbags, purses, credit card holders, knapsacks, billfolds, wallets, key fobs, keycases and traveling bags, umbrellas and walking sticks, all made of leather or imitations of leather.
25 - Footwear clothing, headgear. Shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweat pants, pants, shorts, culottes, suits, warm-up suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs.

TURKEY	T30202TR02	6/23/2003	2003/015978	6/23/2003	2003 015978	REGISTERED	35
35 - The bringing together, of a variety of goods, enablng customers to conveniently view and purchase those goods.
UKRAINE	3834/0081UA	12/24/1993	93126088/T	6/30/1998	10020	REGISTERED	18,25,42
18 - All goods included in Class.
25 - All goods included in Class.
42 - All services included in Class.
UNITED ARAB EMR	T30202AE00	5/14/2005	69705	2/15/2006	57676	REGISTERED	09
09 - Sunglasses and eyewear
UNITED ARAB EMR	T30202AE01	5/14/2005	69707	9/24/2006	63095	REGISTERED	18
18 - Attaché cases, briefcases, school bags, sport tote bags, duffel bags, beach bags, cosmetic bags sold empty, briefcases type portfolios, handbags, purses, knapsacks, umbrellas, tote bags, back packs, small leather goods.

UNITED ARAB EMR	T30202AE02	5/14/2005	69706	2/27/2006	58118	REGISTERED	14
14 - Jewelry and watches
UNITED ARAB EMR	T30202AE03	5/14/2005	69708	2/27/2006	58117	REGISTERED	25
25 - Clothing, footwear and headgear
UNITED ARAB EMR	T30202AE04	5/14/2005	69709	2/15/2006	57661	REGISTERED	35
35 - Retail store services
UNITED KINGDOM	T30202GB00	8/11/2005	2399139	8/11/2005	2399139	REGISTERED	18,25,35
18 - Accessories made of leather or imitation leather; handbags; leather goods
25 - Clothing, footwear, headgear
35 - The bringing together for the benefit of others, of a variety of clothing, headgear, footwear, fashion accessories, bags, handbags and leather goods, enabling customers to conveniently view and purchase these goods in a department store, a retail clothes store; a retail fashion store or a retail shoe shop, or through a clothing and accessories catalogue, by mail order or by means of telecommunications, or by means of telecommunications through a television shopping channel, or from a general merchandise catalogue, by mail order or by means of telecommunications, or from an internet web site for general merchandise for clothing and accessories.

UNITED KINGDOM	T30202GB01	4/27/2010	2545951	4/27/2010	2545951	REGISTERED	03
03 - Perfumes, eau de toilette, cologne, fragrance sprays, soaps, skin cleansers, skin lotions and creams, moisturizers, sun tanning lotions and oils; cosmetic products, namely, face and body powders, foundation, body glitter, face glitter, lipstick, lip pencils, blush, eye shadow, eye cream, eye liner, mascara and eyebrow pencils; cleaning solvents, lotions and cream for footwear, including shoes and boot polish.

Owner Trademark Image	Printed: 4/7/2011 Page 86

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST (Word Mark) continued . . .
URUGUAY	T30202UY00	12/5/2002	344.745	10/20/2003	344.745	REGISTERED	9,14
9 - All goods in class.
14 - All goods in class.
URUGUAY	T20247UY0	11/20/1992	347.034	4/30/1993	347.034	REGISTERED	18,25,42
18 - All goods and services.
25 - All goods and services.
42 - All goods and services.
VENEZUELA	T30202VE00	6/30/2005	2005-014231	4/17/2006	P-236815	REGISTERED	18
18 - Accessories, handbags, small leather goods.
VENEZUELA	T30202VE01	6/30/2005	2005-014230	4/17/2006	P-269814	REGISTERED	25
25 - Clothing, footwear, headgear
VENEZUELA	T30202VE02	6/30/2005	2005-014233	4/17/2006	P-269817	REGISTERED	09
09 - Sunglasses and eyewear
VENEZUELA	T00146VE15	6/30/2005	2005-014232	4/17/2006	P-269816	REGISTERED	14
14 - Watches and jewelry
VIETNAM	T30202VN00	10/2/2002	4-2002-06337	11/24/2003	50673	REGISTERED	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animals skins, hides; trunks and travelling bags; umbrellas, parasols and walking sticks; whips, harnesses and saddlery.

25 - Clothing, footwear, headgear
35 - Advertising; business management; business administration; office functions.
VIETNAM	T30202VN01	6/25/2008	4-2008-13522	6/25/2008	142424	REGISTERED	09
09 - All types of eyewear including sunglasses, eyeglasses, reading glasses and eyeglass frames; eyeglass cases, eyeglass chains, and eyeglass cords.

NINE WEST (Word)

INDIA	T20011IN01	5/12/2005	1356825	5/12/2005	1356825	REGISTERED	09,14,18
							35
09 - Sunglasses and eyewear
14 - Jewelry and watches
18 - Accessories, handbags, small leather goods
35 - Retail store services

NINE WEST 9 & Design

EUROPEAN UNION	T30259EU05	11/5/2004	004111233	2/3/2006	004111233	REGISTERED	09,14,18
							25
09 - Eyewear and sunglasses
14 - Jewelry, watches and clocks
18 - AMENDED GOODS: SMALL LEATHER GOODS INCLUDED IN CLASS 18
25 - AMENDED GOODS: Footwear, clothing, belts, gloves, mittens, hats, kerchiefs, scarves and shawls.

NINE WEST Industrial-Commercial mark

GUATEMALA	3834/0476	3/8/2000	M-1751-2000	10/10/2000	106,481	REGISTERED	18
18 - Leather and imitaitons of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

Owner Trademark Image	Printed: 4/7/2011 Page 87

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST Industrial-Commercial mark continued . . .
GUATEMALA	T15867GT43	10/25/2003	6895-2002	8/21/2003	125288	REGISTERED	25
25 - Clothing, headgear, footwear
GUATEMALA	T15867GT44			8/13/2003	125133	REGISTERED	35
35 - Retail store services.
GUATEMALA	T15867GT45	10/25/2002	na	8/13/2003	125137	REGISTERED	14
14 - All goods in class.
GUATEMALA	T15867GT46	10/25/2002	na	8/18/2003	125197	REGISTERED	9
9 - All goods in class.

NINE WEST LOGO

ARGENTINA	3834/0294AR	3/23/1999	2,209,530	7/30/2004	1.986,636	REGISTERED	35
35 - The bringing together of a variety of goods (excepting the transport thereof) to allow the consumer to conveniently view and purchase
ARGENTINA	T20247AR21	7/7/2009	2.929.664	5/7/2010	2.364.929	REGISTERED	25
25 - Clothing, footwear, headgear
AUSTRALIA	T20247AU0	10/10/1994	642689	10/10/1994	642689	REGISTERED	18
18 - All goods included in Class 18.
AUSTRALIA	3834/0427	12/1/1992	591533	12/1/1992	B591533	REGISTERED	42
42 - Retailing services included in this class, including retail store services relating to the sale of footwear and clothing.
AUSTRALIA	3834/0414	11/11/1992	590017	11/11/1992	B590017	REGISTERED	25
25 - All goods included in this class.
AUSTRIA	T20247AT0	11/16/1992	AM 5512/92	2/10/1993	145847	REGISTERED	18,25
18 - Leather and imitations of leather and goods made of these materials and not included in other classes, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.

25 - Clothing, footwear, headgear
BAHAMAS	T20247BS0	11/10/1992	15527	11/10/1992	15527	REGISTERED	25
25 - Articles of clothing (Local Class 38).
BAHRAIN	T20247BH0	4/30/1995	490/95	4/30/1995	18743	REGISTERED	18
18 - Purses and handbags.
BAHRAIN	T20247BH1	4/30/1995	491/95	4/30/1995	18744	REGISTERED	25
25 - Shoes.
BAHRAIN	T20247BH2	4/30/1995	SM 492/95	4/30/1995	SM 1637	REGISTERED	42
42 - Retail store services for footwear, purses and handbags.
BARBADOS	3834/0245	4/5/1993	N/A	8/19/1998	81/7712	REGISTERED	25
25 - Clothing, namely, dresses, coats, jackets, blouses, sweaters, skirts, gloves and mittens, hats, hosiery, trousers, scarves, skirts, vests, footwear, namely, shoes, boots, moccasins, sneakers and sandals: soles for footwear.

BENELUX	T20247BX0	11/18/1992	074619	11/18/1992	524972	REGISTERED	18,25
18 - Leather and imitations of leather and goods made of these materials not included in other classes; animal skins, trunks and travelling bags; umbrellas, parasols and walking sticks; whips and saddlery.

25 - Clothing, footwear and headgear.
BERMUDA	3834/0426	11/24/1992	21921	11/24/1992	21921	REGISTERED	25
25 - Footwear, shoes, boots, moccasins and sandals, all included in Class 25.
BERMUDA	3834/0033BM	9/21/1998	30066	9/23/2005	30066	REGISTERED	14
14 - Jewelry and watches.
BOLIVIA	3834/0313	11/17/1992	1138	12/15/1995	60075-C	REGISTERED	25
25 - Clothing, including outer clothing and sportswear. Footwear, including shoes, boots, moccasins, slippers and sandals. Headgear.
BOLIVIA	3834/0237	9/1/1995	2287	12/22/1998	69775 C	REGISTERED	42
42 - Retail store services.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST LOGO continued . . .
BRAZIL	3834/0344	11/27/1992	816968284	11/29/1994	816968284	REGISTERED	18,25
18 - Handbags (Local class 25.10, 25.20; 25.30)
25 - Shoes (Local class 25.10, 25.20; 25.30)
BRAZIL	3834/0251BR	2/26/1999	821443470	6/26/2007	821443470	REGISTERED	42
42 - Retail store services. (Brazilian Class 40.15)
BRITISH VIRGIN	T20247VG0	2/10/1993	N/A	2/25/1993	2559	REGISTERED	25
25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins and sandals. Headgear. (Local Class 38)
CANADA	3834/0200	1/8/1993	720,268	12/22/1995	452,088	REGISTERED	18,25,35
18 - Handbags.
25 - Shoes.
35 - Operating a store specializing in the sale of shoes and accessories.
CHILE	T20247CL02	10/24/2003	614.088	10/24/2003	676.749	REGISTERED	18,25
18 - All goods in class.
25 - All goods in class.
CHINA	T20247CN0	10/22/1994	94107930	9/28/1996	875034	REGISTERED	18
18 - Leather, imitations of leather, animal skins, hides, trunks, travelling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery, goods made of leather and imitations of leather, namely: bags, handbags, purses, packs, cases, billfolds, wallets, key fobs,

CHINA	T20247CN2	4/3/1993	93022657	3/28/1995	738122	REGISTERED	25
25 - Clothing, footwear, headgear.
COLOMBIA	T20247CO00	11/25/1992	92371327	1/31/1994	150902	REGISTERED	25
25 - All goods in Class 25
COSTA RICA	3834/0487	3/1/2000	N/A	10/17/2000	122,572	REGISTERED	35
35 - Retail store services.
CZECH REPUBLIC	T20247CZ0	11/11/1992	72925	3/13/1995	183413	REGISTERED	18,25
18 - Goods made of leather and imitations of leather, namely, bags, handbags, packs, cases, billfolds, wallets, key fobs and key cases, travelling bags, umbrellas, walking sticks.
25 - Clothing, including outer clothing and sportswear. Footwear, including shoes, boots, moccasins and sandals.
DENMARK	T20247DK00	11/12/1992	07.985 1992	4/29/1994	02.646 1994	REGISTERED	18,25
18 - All goods in the class
25 - All goods in the class
DOMINICAN	TOOO65DO06			2/28/2003	134074	REGISTERED	09
09 - All goods in class.
ECUADOR	T20247EC1	12/2/1992	35730	2/1/1994	0001-94	REGISTERED	25
25 - All goods included in Int. Cl. 25, namely, clothing, footwear, headgear, including boots, shoes and slippers.
ECUADOR	T20247EC2	5/5/1994	47237	7/12/1995	0625-95	REGISTERED	42
42 - Services in Class 42, especially retail store services.
ECUADOR	3834/0292	3/4/1999	94513	5/19/2000	2767-00	REGISTERED	18
18 - All goods in the Class.
EGYPT	T20247EG0	11/16/1992	84926	1/14/1996	84926	REGISTERED	35
35 - Commercial functions of retail stores
EL SALVADOR	3834/0185SV0	8/12/1997	4722/97	7/9/2002	70 Bk156pp153-4	REGISTERED	25
25 - Clothing, footwear, headgear.
GERMANY	T20247DE0	8/29/1995	39535337.8	8/29/1996	39535337	REGISTERED	18
18 - Leather and imitations of leather as well as goods made of leather and imitations of leather, namely, bags (as far as included in Class 18), handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks.

GERMANY	T20247DE1	11/19/1992	N 25318/25 Wz	6/16/1993	2045014	REGISTERED	25
25 - Shoes.
GREECE	T20247GR0	11/27/1992	11642	11/27/1992	11642	REGISTERED	25
25 - All goods in Class 25, ie clothes, footwear and headwear.

Owner Trademark Image	Printed: 4/7/2011 Page 89

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST LOGO continued . . .
GUERNSEY	3834/0702GG	6/26/2001	2031891	8/29/1995	2031891	REGISTERED	18
18 - Good made of leather and imitations of leather; bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags; umbreallas and walking sticks
GUERNSEY	T30100GG01	6/19/2001	1518898	6/19/2001	1518898	REGISTERED	25
25 - Footwear; being articcles of clothing for women; all included in Class 25.
HONDURAS	3834/0234	4/28/1995	4288/95	3/15/1996	3479	REGISTERED	42
42 - Retail store services for footwear, purses and handbags.
HONDURAS	3834/0233	8/6/1993	7492-93	2/17/1994	59360	REGISTERED	25
25 - Shoes, all kinds of footwear, clothing, headgear.
HONG KONG	3834/0423	11/19/1992	18285/92	11/19/1992	B05959/94	REGISTERED	25
25 - Clothing, outer clothing and sportswear; footwear, shoes, boots, moccasins, slippers and sandals. Headgear.
HONG KONG	T20247HK1	10/4/1994	11707/94	10/4/1994	B3977/96	REGISTERED	18
18 - Goods made of leather and imitations of leather, bags, handbags, purses, packs, cases of leather or leatherboard, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks.

HONG KONG	3834/0187	3/19/1998	3441/98	3/19/1999	B6316/99	REGISTERED	09
09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
HONG KONG	3834/0027	8/7/1998	10514/98	8/7/1998	B15431/99	REGISTERED	14
14 - Jewelry and watches.
HUNGARY	T20247HU0	11/16/1992	M9205828	11/16/1992	137376	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.

25 - Clothing, footwear, headgear.
ICELAND	T20247IS0	10/8/1996	1195/1996	2/18/1997	171/1997	REGISTERED	18,25
18 - All goods included in Class.
25 - All goods included in Class.
INDIA	3834/0235IN	12/3/1992	586140	12/3/1992	586140	REGISTERED	25
25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins, slippers and sandals, headgear
INDONESIA	T20247ID21			5/10/2003	546487	REGISTERED	18
18 - Handbags and leather goods
INDONESIA	T20247ID22			5/10/2003	546486	REGISTERED	25
25 - Clothing, footwear, headgear
INDONESIA	T20247ID23			5/11/2003	546488	REGISTERED	42
42 - Retail store services
IRELAND	3834/0420	11/16/1992	92/6045	11/16/1992	153355	REGISTERED	25
25 - Clothing, footwear, headgear.
ISRAEL	3834/0415IL	11/11/1992	85299	11/11/1992	85299	REGISTERED	25
25 - Clothing, including outer clothing and sportswear. Footwear, including shoes, boots, moccasins and sandals. Headgear, all included in
Class 25.
ISRAEL	3834/0429	12/3/1992	85552	12/3/1992	85552	REGISTERED	42
42 - Retail store services.
ISRAEL	3834/0295	3/8/1999	126,348	3/8/1999	126,348	REGISTERED	18
18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, parts and fittings therefor, umbrellas and walking sticks.

ITALY	T20247IT0	11/27/1992	RM 92 C004311	3/7/1995	644864	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes, animal skins, hides, trunks and travelling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.

25 - Clothing, footwear, headgear.
JAMAICA	3834/0431JM	12/8/1992	25/1407	12/8/1992	27,468	REGISTERED	25
25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins, slippers and sandals, headgear.
JAPAN	T20247JP0	11/11/1992	311176/1992	6/28/1996	3167531	REGISTERED	25
25 - Clothing, footwear, headgear.

Owner Trademark Image	Printed: 4/7/2011 Page 90

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST LOGO continued . . .
JAPAN	3834/0321	10/21/1997	168957/1997	10/29/1999	4329805	REGISTERED	35
35 - Offering of information relating to the sales, promotion and martkeing of clothing, footwear, bands, belts, bags or the like, pouches or the like made of leather or imitation leather, portable toiletry article cases made of leather and imitation of leather.

JAPAN	T20247JP2	10/5/1994	100274/1994	4/25/1997	3291796	REGISTERED	18
18 - Goods made of leather and imitations of leather namely, bags, handbags, purses, cases, billfold, wallets, key cases and traveling bags, portable toiletry article cases, umbrellas and walking sticks, canes, cane handles.

JERSEY	3834/0703JE	6/8/2001	8086	6/8/2001	8086	REGISTERED	18
18 - Goods made of leather and initation of leather, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags; umbrellas and walking sticks.
JERSEY	T20247JE01	6/8/2001	8085	6/8/2001	8085	REGISTERED	14
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones, horological and chronometric instruments; watches.
JERSEY	T20247JE02	6/8/2001	8084	6/8/2001	8084	REGISTERED	25
25 - Clothing; outer clothing and sportswear; footwear; shoes, boots, moccasins, slippers and sandals; headgear.
JERSEY	3834/0701JE	6/8/2001	8083	6/8/2001	8083	REGISTERED	09
09 - Sunglasses, eyeglasses eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords
JORDAN	3834/0657	8/10/2000	5318	7/22/2002	60128	REGISTERED	18
18 - All goods in the Class.
JORDAN	3834/0656	8/10/2000	5319	8/10/2000	58787	REGISTERED	18
18 - All goods in the Class.
JORDAN	3834/0654	8/10/2000	5321	8/10/2000	58853	REGISTERED	25
25 - All goods in the Class.
KUWAIT	T20247KW0	7/12/1995	31489	7/12/1995	46653	REGISTERED	18
18 - Handbags and purses.
KUWAIT	T20247KW1	7/12/1995	31490	7/12/1995	29865	REGISTERED	25
25 - Shoes.
LEBANON	T20247LB0	10/26/1996	70509	10/26/1996	70509	REGISTERED	18,25,42
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes, animal skins, hides, trunks and travelling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.

25 - Clothing, including, boots, shoes and slippers
42 - Retail store services for handbags, purses, clothing, footwear and headgear—Class 42.
MACAO	T20247MO0	5/2/1995	14743-M	3/4/1996	14743-M	REGISTERED	18
18 - Bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks.
MACAO	T20247MO1	5/2/1995	14744-M	3/4/1996	14744-M	REGISTERED	25
25 - Clothing, footwear, headgear.
MACAO	T20247MO2	5/2/1995	14747-M	3/4/1996	14747-M	REGISTERED	42
42 - Retail store services (supplies) in respect of handbags, purses, clothing, footwear, headgear.
MALAYSIA	T20247MY0	10/7/1994	MA/9136/94	10/7/1994	94/009136	REGISTERED	18
18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks.
MALAYSIA	3834/0613MY	12/1/1997	MA/19501/97	12/1/1997	97/19501	REGISTERED	42
42 - Retail store services relating to footwear, clothing, purses and handbags.
MALAYSIA	T20247MY21	12/1/1994	N/A	12/1/1997	97019501	REGISTERED	35
35 - Retail store services relating to footwear, clothing, purses and handbags; all included in class 35.
MEXICO	T20247MX0	8/14/1992	147410	8/14/1992	525178	REGISTERED	18
18 - Leather and imitations of leather, products of these materials not included comprised in other classes; animal leathers, trunks and traveling bags; umbrellas, parasols and walking sticks, whips and harness (saddlery).

MEXICO	T20247MX1	8/14/1992	147402	3/13/1998	575767	REGISTERED	42
42 - Retail store services.
MEXICO	T20247MX2	8/14/1992	147409	8/14/1992	454274	REGISTERED	25
25 - Clothes, footwear, hats.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST LOGO continued . . .
NEW ZEALAND	3834/0413	11/10/1992	222819	11/10/1992	222819	REGISTERED	25
25 - Clothing, including outer clothing and sportswear. Footwear, including shoes, boots, moccasins, slippers and sandals. Headgear.
NEW ZEALAND	3834/0428	12/1/1992	223359	12/1/1992	223359	REGISTERED	42
42 - Retail store services in respect of footwear and clothing.
NORWAY	T20247NO0	11/11/1992	925641	12/9/1993	160600	REGISTERED	18,25
18 - All goods in class.
25 - All goods in class.
OMAN	3834/0250	4/3/1995	11357	7/24/2001	11357	REGISTERED	42
42 - Retail store services, in respect of handbags, purses, footwear, headgear.
OMAN	3834/0249	4/3/1995	11356	7/24/2001	11356	REGISTERED	25
25 - Clothing, footwear, headgear.
OMAN	3834/0248	4/3/1995	11355	7/24/2001	11355	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes, animal skins, hides, trunks and travelling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.

PANAMA	T20247PA0	6/2/1993	66340	1/18/1995	66340	REGISTERED	42
42 - Retail store services for footwear, purses and handbags.
PARAGUAY	T20247PY0	8/30/1995	017941	11/26/1996	190824	REGISTERED	35
35 - Services for selling clothing, shoes, hattery, handbag, and purse.
PARAGUAY	T20247PY1	8/30/1995	017940	11/26/1996	190825	REGISTERED	25
25 - All goods including, clothing, boots, shoes and slippers.
PARAGUAY	T20247PY2	8/30/1995	017942	11/26/1996	190823	REGISTERED	18
18 - Leather and imitations of leather and articles made from these materials and not included in other classes, skins, hides, trunks and travelling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.

PERU	T20247PE0	1/7/1993	214250	8/31/1993	375	REGISTERED	42
42 - Retail services of clothing, boots, shoes and slippers.
PERU	T20247PE1	2/2/1993	215480	9/13/1995	20592	REGISTERED	25
25 - Clothing, including boots, shoes and slippers.
PERU	3834/0293	3/5/1999	80351	5/27/1999	55195	REGISTERED	18
18 - All goods in the Class.
PHILIPPINES	3834/	9/14/1994	95216	11/20/2005	4-1994-95216D	REGISTERED	25
25 - Shoes.
POLAND	T20247PL0	11/17/1992	Z-116522	11/17/1992	83433	REGISTERED	18,25
18 - Leather and imitations of leather not included in other classes, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.
25 - Clothing, footwear, headwear.
PORTUGAL	3834/0384	12/15/1992	288004	9/9/1994	288004	REGISTERED	42
42 - Retail store services (supplying in respect of clothing, footwear and headgear).
PORTUGAL	3834/0383	11/25/1992	287612	8/1/1994	287612	REGISTERED	25
25 - Clothing, footwear, headgear.
PUERTO RICO	3834/0183	8/10/1993	N/A	2/8/1994	33263	REGISTERED	25
25 - Shoes.
PUERTO RICO	3834/0100	8/10/1993	n/a	8/10/1993	33268	REGISTERED	42
42 - Services: Retail store services for shoes and handbags.
QATAR	3834/0296	3/16/1999	20211	5/22/2005	20211	REGISTERED	18
18 - Accessories, handbags and small leather goods
QATAR	3834/0297	3/16/1999	20212	5/22/2005	20211	REGISTERED	25
25 - All goods in Class 25
QATAR	3834/0298	3/16/1999	20213	5/22/2005	20213	REGISTERED	35
35 - All goods in class 35.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST LOGO continued . . .
SAUDI ARABIA	T20247SA1	3/22/1995	28818	3/22/1995	361/38	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes, animal skins, hides, trunks and travellng bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.

SAUDI ARABIA	T20247SA2	3/22/1995	28819	3/22/1995	361/39	REGISTERED	25
25 - Clothing, footwear, headgear.
SAUDI ARABIA	3834/0522	3/25/2000	63199	10/22/2000	545/40	REGISTERED	35
35 - The bringing together, for the benefit of others, of handbags, carrying cases, suitcases and traveling bags, key cases, pocket wallets, school bags, shopping bags, shoulder straps, clothing, footwear and headgear (excluding the transport thereof), enabling customers to conveniently view and purchase those goods.

SINGAPORE	3834/0061/SG	10/6/1994	S/8691/94	10/6/1994	8691Z	REGISTERED	18
18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks.
SINGAPORE	T20247SG1	11/25/1992	S/9002/92	11/25/1992	T92/09002	REGISTERED	25
25 - Shoes, boots, moccasins and sandals, jackets, trousers, skirts, pants, shorts, sweaters, jerseys, sweatsuits, hats, berets and caps, all included in Class 25.
SINGAPORE	3834/0236	3/20/1998	S/2570/98	3/20/1998	T98/02570B	REGISTERED	09
09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords..
SINGAPORE	3834/0028	8/12/1998	S9059/98	8/12/1998	T98/08059B	REGISTERED	14
14 - Jewelry and watches.
SLOVAK REPUBLIC	T20247SK0	11/11/1992	72925	1/29/1996	176449	REGISTERED	18,25
18 - Goods made of leather and imitations of leather, namely, bags, handbags, packs, cases, billfolds, wallets, key fobs and key cases, traveling bags, umbrellas, walking sticks.
25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins and sandals.
SOUTH AFRICA	T20247ZA0	12/1/1992	92/10534	12/1/1992	92/10534	REGISTERED	42
42 - Wholesale, retail, distribution and mail order services, services connected with and ancillary to the aforegoing included in the class.
SOUTH AFRICA	T20247ZA1	11/11/1992	92/9654	11/11/1992	92/9654	REGISTERED	25
25 - Clothing, footwear, headgear.
SOUTH AFRICA	3834/0078	8/28/1995	95/11253	8/28/1995	95/11253	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks; whips, harness and saddlery.

SOUTH KOREA	T20247KR0	10/10/1994	94-40252	3/20/1996	335576	REGISTERED	18
18 - Briefcases, handbags, opera bags, satchels, trunks, suit cases, boston bags, knapsacks, wallets, name card cases, mountain climbing bags, packing bags, key cases, credit card cases, passport cases, shaving implement cases, check holders, gas range cases, ticket cases, diaper bags and poly-bags, straw bags.

SOUTH KOREA	T20247KR01	11/13/1993	92-31843	10/13/1993	276376	REGISTERED	21,25,26
21 - Shoe brush and shoe horn
25 - Low shoes, boots, laceup boots, leather shoes, rubber shoes, vinyl shoes, rain shoes, arctic shoes, baseball shoes, basketball shoes, rugby shoes, handball shoes, field and track shoes, hockey shoes, golf shoes, boxing shoes, hikin shoes, fish shoes, work boots, sandals shoes, over shoes, clogs, straw sandals, slippers, and sandal clogs,

26 - Shoe string.
SPAIN	3834/0681	9/5/1995	1983481	3/5/1996	1983481	REGISTERED	18
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes, animal skins, hides, trunks and traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.

SPAIN	T20247ES1	11/19/1992	1731213	9/6/1993	1731213	REGISTERED	25
25 - Clothing, footwear, headgear.
SWEDEN	T20247SE0	11/18/1992	9210153	2/4/1994	255003	REGISTERED	18,25
18 - All goods.
25 - All goods.
SWITZERLAND	T20247CH0	11/11/1992	8050/1992.0	11/11/1992	404316	REGISTERED	18,25
18 - Goods made of leather and imitations of leather, namely bags, handbags, packs, suitcases, briefcases, purses, key fobs and key cases, travelling bags, umbrellas, walking sticks.
25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins and sandals.
TAIWAN	3834/0131	9/25/1997	86049794	11/16/1998	104,655	REGISTERED	35
35 - Retail store services relating to footwear, purses and handbags.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST LOGO continued . . .
TAIWAN	T20247TW1	10/27/1994	83066105	10/16/1995	693580	REGISTERED	18
18 - Bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks.
TAIWAN	T20247TW2	12/11/1992	81061243	7/1/1993	602937	REGISTERED	25
25 - Shoes, boots.
THAILAND	T20247TH0	12/17/1992	238449	12/17/1992	Kor 15055	REGISTERED	25
25 - Shirts, t-shirts, tank tops, blouses, turtlenecks, dresses, vests, sweaters, sweatshirts, sweatpants, pants, shorts, culottes, suits, warmup suits, jackets, coats, windbreakers, parkas, ponchos, rainwear, stockings, socks, wristbands, gloves, mittens, leather shoes, canvas shoes, rubber shoes, boots, sandals, slippers, hats, scarves, kerchiefs.

THAILAND	T20247TH1	11/18/1994	276051	11/18/1994	KOR41460	REGISTERED	18
18 - Bags, handbags, purses, rucksacks, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks, all of the foregoing being goods made of leather or imitations of leather.

THAILAND	3834/0161	10/14/1997	346302	10/14/1997	Kor7310	REGISTERED	42
42 - Retail store services.
TURKEY	3834/0177TR	12/8/1992	10939/92	12/8/1992	140,741	REGISTERED	N/A
N/A - Shoes, handbags.
UNITED ARAB EMR	T20247AE0	6/8/1999	13960	3/8/2000	24077	REGISTERED	18
18 - Leather and imitations of leather and goods made of these materials and not included in other classes, animal skins, hides, trunks and travelling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery.

UNITED ARAB EMR	3834/0404	6/8/1999	31741	6/8/1999	24094	REGISTERED	42
42 - Retail store services.
UNITED KINGDOM	3834/0418	11/16/1992	1518898	11/16/1992	1518898	REGISTERED	25
25 - Footwear, being articles of clothing for women, all included in Class 25.
UNITED KINGDOM	T20247GB1	8/29/1995	2031891	8/29/1995	2031891	REGISTERED	18
18 - Goods made of leather and imitations of leather, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks.
UNITED KINGDOM	3834/0140	3/9/1998	2,160,239	3/9/1998	2,160,239	REGISTERED	09
09 - Sunglasses, eyeglasses, eyeglass frames, eyeglass cases, eyeglass chains, eyeglass cords.
UNITED KINGDOM	3834/0030	8/6/1998	2174122	8/6/1998	2,174,122BA	REGISTERED	14
14 - Jewelry and watches.
VENEZUELA	3834/0154VE	12/17/1992	27428-92	7/7/2000	P231328	REGISTERED	25
25 - Clothing, shoes, hats.

NINE WEST LOGO (COMMERCIAL NAME)

ECUADOR	T20248EC0	4/22/1994	4051	5/31/1995	297-95	REGISTERED	N/A
N/A - Commercial name to protect retail store services for the sale of footwear, clothing, accessories for footwear and clothing, leather

NINE WEST SHOE STUDIO

CANADA	3834/0165	5/9/1997	844,608	1/6/1999	506,154	REGISTERED	18,25,35
18 - Handbags.
25 - Footwear, socks
35 - Retail store services specializing in the sale of footwear, socks and handbags.

Owner Trademark Image	Printed: 4/7/2011 Page 94

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST SPA COLLECTION (STYLIZED)

AUSTRALIA	3834/0433	12/30/1992	593429	12/30/1992	B593429	REGISTERED	25
25 - Boots, shoes, slippers and sandals; footwear, all being articles of clothing.

NINE WEST STUDIO

BRAZIL	T30115BR00	7/17/2003	825720370	12/9/2008	825720370	REGISTERED	25
25 - All goods in this class.

NINE WEST VINTAGE AMERICA COLLECTION

SERBIA	T30484RS00	10/28/2010	Z-1764/2010	1/31/2011	62290	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags.

25 - Clothing, footwear, headgear

NW NINE WEST

HONG KONG	3834/0569HK	5/29/2000	11871/2000	5/29/2000	B8954/2001	REGISTERED	18
18 - Goods made of leather and imitations of leather, namely, bags, small leather goods, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking stickes.

HONG KONG	3834/0570HK	5/29/2000	11872/2000	5/29/2000	B8955/2001	REGISTERED	25
25 - Clothing, footwear and headgear.
HONG KONG	3834/0571HK	5/29/2000	11873/2000	5/29/2000	B8956/2001	REGISTERED	35
35 - Retail store services for footwear, clothing, headgear, belts, jewelry, watches, perfumes, handbags, bags, sport bags, small leather goods, eyewear, linens.
INDONESIA	3834/0572	5/31/2000	D00-11-419	5/31/2000	481895	REGISTERED	18
18 - Handbags, other bags, small leather goods.
INDONESIA	3834/0573/ID	5/31/2000	D00-11-420	5/31/2000	481896	REGISTERED	25
25 - Footwear and clothing.
INDONESIA	3834/0609	5/31/2000	J00-11-418	6/16/2000	480658	REGISTERED	35
35 - Retail store services.
IRELAND	221275	2/19/2001	221274	2/19/2001	221274	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials including bags, handbags, purses, packs cases, billfolds, wallets, key fobs; key cases; animal skins, hides; trunks and traveling bags; umbrellas

25 - Clothing, footwear and headgear
JAPAN	3834/0574	5/26/2000	57747/2000	6/22/2001	4483359	REGISTERED	18,25,35
18 - Handbags, other bags, pouches, portable toiletry article cases.
25 - Clothing, footwear, bands, belts.
35 - Providing information on commodity sales for footwear, apparel, headgear, belts, accessories, jewelry, watches, perfumes, cosmetics, handbags, bags, sport bags, small leather goods, eyewear and linens; providing information on other commodity sales.

Owner Trademark Image	Printed: 4/7/2011 Page 95

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NW NINE WEST continued . . .
MACAO	3834/0576	6/21/2000	N/6192	11/17/2000	N/6192	REGISTERED	18
18 - Handbags, other bags, small leather goods.
MACAO	3834/0577	6/21/2000	N/6193	11/17/2000	N/6193	REGISTERED	25
25 - Footwear and clothing.
MACAO	3834/0607	6/30/2000	N/6194	11/17/2000	N/6194	REGISTERED	35
35 - Retail store services
MALAYSIA	3834/0579MY	6/1/2000	2000/06944	6/1/2000	00006944	REGISTERED	25
25 - All footwear and clothing included in Class 25.
MALAYSIA	3834/0606MY	6/1/2000	2000/06942	6/1/2000	00006942	REGISTERED	35
35 - Retail store services for footwear, apparel, headgear, belts, accessories, jewelry, watches, perfumes, cosmetics, handbags, bags, sport bags, small leather goods, eyewear and linens, all included in class 35.

SINGAPORE	3834/0584	5/31/2000	T00/09262G	5/31/2000	T00/0-9262G	REGISTERED	18
18 - Bags, handbags, leather goods.
SINGAPORE	3834/0585SG	5/31/2000	T00/09263E	5/31/2000	T00/09263E	REGISTERED	25
25 - Footwear and clothing.
SINGAPORE	3834/0603	5/31/2000	T00/09264C	5/31/2000	T00/09264C	REGISTERED	35
35 - Retail store services for footwear, apparel, headgear, belts, accessories, jewelry, watches, perfumes, cosmetics, handbags, bags, sport bags, small leather goods, eyewear and linens.
SOUTH KOREA	3834/0582KR	7/20/2000	40-2000-35082	9/17/2001	501498	REGISTERED	18
18 - Briefcases, handbags, opera bags, satchel,s traveling trunks, suit vcases, boston bags, knapsacks, wallets not of precious metal, name card cases, mountain climbing bags, packing bags, key cases of leatherware, credit card cases, passport cases, check holderns, gas range cases, ticket cases, diaper bags, poly-bags, fashion bag made of straw, purses not of precious metal, tote bags, vanity cases (empty), duffel bags, portfolios, change purses not of precious metal, and coin cases.

SOUTH KOREA	3834/0583	7/20/2000	2000-35083	11/23/2001	507272	REGISTERED	25
25 - Low heel shoes, boots, lace up boots, leather shoes, rubber shoes, vinyl shoes, hiking shoes, over shoes, slippers, sandals, clogs, one piece dresses, two piece dresses, evening gowns, skirts, blouses, suits, long coats, short coats, sweaters, jackets, slacks, jean pants, jean shorts, sweat pants, under pants, trousers, shorts, sport shirts, body shirts, dress shirts, polo shirts, sweat shirts, cardigans, vests, leather belts, garters, stocking suspenders, sock suspenders, suspenders for clothing, lounge-wear, pantyhose, socks, neckties, collars, mufflers, scarves, shawls, jump suits, gloves for cold weather, mittens, hats, leg warmers, jogging suits, and t-shirts.

SOUTH KOREA	3834/0604KR	7/20/2000	41-2000-20512	2/19/2002	73678	REGISTERED	35
35 - Retails agencies of clothing, retail agencies of shoes, retail agencies of socks, retail agencies of hosiery, retail agencies of bags and retail agencies of eyeglasses.
TAIWAN	3834/0586TW	5/26/2000	89029698	10/16/1995	974208	REGISTERED	18
18 - Handbags, other bags, wallets, name card cases, key cases, credit card cases, passport cases, shaving implement cases, check holders, ticket cases, purse, billfolds, key fobs and pocket wallets.
TAIWAN	T21993TW21	5/26/2000	89029700	11/16/1998	148126	REGISTERED	35
35 - Retail store services for footwear, apparel, headgear, belts, accessories, jewelry, watches, perfumes, cosmetics, handbags, bags, sport bags, small leather goods, eyewear and linens
TAIWAN	T21993TW22	5/30/2001	90021743	7/16/2002	1008243	REGISTERED	25
25 - Scarves; neckties; bibs; caps and hats; hosiery; gloves for clothing; sashes; leggings; aprons.
THAILAND	3834/0588	6/16/2000	423159	6/16/2001	137408	REGISTERED	18
18 - Trunks, traveling bags, rusksacks, pouches of leather, vanity cases, key cases of leather, card cases, umbrellas, walking stick, leather bags, nylon bags, handbags, purses, backpacks, leather cases, billfolds, wallets and key fobs of leather.

THAILAND	3834/0589	6/16/2000	423158	6/16/2000	Kor137409	REGISTERED	25
25 - Upper outer garments, inner upper garments, sport upper garments, pants, inner pants, sport pants, shirts, dresses, sweaters, suits, skirts, underwear, sleepwear, wristbands, scarves, shawls, ties, gloves, socks, stockings, shoes, sport shoes, hats, headbands, belts and

THAILAND	3834/0601TH	6/16/2000	423160	6/15/2000	Bor 12798	REGISTERED	42
42 - Management services for the retail sale of goods.
UNITED KINGDOM	3834/0699GB	2/21/2001	2261910	2/21/2001	2261910	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; wallets and key cases; umbrellas; parasols and walking sticks; whips, harnesses and saddlery.

25 - Clothing, footwear, headgear.

Owner Trademark Image	Printed: 4/7/2011 Page 96

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NW NINE WEST LOGO

CHINA	3834/0168	6/2/1997	970054038	9/7/1998	1,204,790	REGISTERED	25
25 - Clothing, footwear, headgear.
CHINA	3834/0171	6/2/1997	970054037	7/7/1998	1,188,512	REGISTERED	18
18 - Leather, imitations of leather, animal skins, hides, trunks, traveling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery, goods made of leather and imitations of leather, namely: bags, handbags, purses, packs, cases, billfolds, wallets, key fobs,

NW NINE WEST MEN & ARROW DESIGN

IRELAND	3834/0697IE	2/19/2001	2001/00529	2/18/2002	221275	REGISTERED	18,25
18 - Leather and imitations of leather, and goods made of these materials including bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases, animal skins, hides, trunks and traveling bags, and umbrellas.

25 - Clothing, footwear, headgear.
UNITED KINGDOM	3834/0700GB	2/21/2001	2262923	2/21/2001	2261913	REGISTERED	18,25
18 - All goods in that class
25 - All good in that class

NW NINE WEST MEN and Arrow Design

CHINA	3834/0636	7/20/2000	2000107479	3/14/2002	1728747	REGISTERED	18
18 - Goods made of leather, namely: bags, satchels, shoulder bags, totes, backpacks, knapsacks, cases, billfolds, wallets, key fobs, key cases, animal skins, hides, suitcases, traveling bags, umbrellas, walking sticks.

CHINA	3834/0637	7/20/2000	2000107480	9/14/2001	1633401	REGISTERED	25
25 - Footwear, clothing, headgear for men and boys.
EUROPEAN UNION	3834/0002EU	7/8/1998	870857	12/10/1999	870857	REGISTERED	14,18,25
14 - Precious metals and their alloys and goods in precious metals or coated therewith, not included in other Classes; jewelry, precious stones; horological and chronometric instruments.
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides, truncks and travelling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

25 - Men’s footwear
HONG KONG	3834/0625HK	7/17/2000	15794/2000	7/17/2000	B12868/2001	REGISTERED	18
18 - Goods made of leather and imitations of leather bags, satchels, shoulder bags, packs, cases, billfolds, wallets, key fobs, key cases, suitcases, brief cases, totes, trunks, back packs, knapsacks, toiletry article cases and travelling bags, umbrellas and walking sticks.

HONG KONG	3834/0626HK	7/17/2000	15795/2000	7/17/2000	B12869/2001	REGISTERED	25
25 - Clothing, footwear and headgear for men and boys
INDONESIA	3834/0627ID	7/20/2000	N/A	7/20/2000	482045	REGISTERED	18
18 - All goods in the Class.
INDONESIA	3834/0628	7/20/2000	N/A	7/20/2000	482046	REGISTERED	25
25 - Footwear, clothing, headgear for men and boys.
JAPAN	3834/0629	7/19/2000	80449/2000	6/8/2001	4480125	REGISTERED	18,25
18 - Goods made of leather and imitations of leather namely, bags, satchels, shoulder bags, cases, billfold, wallets, key cases, suitcases, brief cases, totes, trunks, back packs, knapsacks and traveling bags, portable toiletry article cases, umbrellas and walking sticks, canes, cane handles.

25 - Footwear, clothing, headgear for men and boys.
MACAO	3834/0632	7/31/2000	N6523	11/30/2000	N6523	REGISTERED	18
18 - Bags, satchels, shoulder bags, suit cases, briefcases, trunks, totes, toiletry article cases, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, back packs, knapsacks, umbrellas and walking sticks.

Owner Trademark Image	Printed: 4/7/2011 Page 97

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NW NINE WEST MEN and Arrow Design continued . . .
MACAO	3834/0633	7/31/2000	N6522	11/30/2000	N6522	REGISTERED	25
25 - Footwear, clothing, headgear for men and boys.
SINGAPORE	3834/0641	8/14/2000	T00/14166J	8/14/2000	T00/14166J	REGISTERED	25
25 - Footwear, clothing, headgear for men and boys; shoe boots, moccasins and sandals, coats, jackets, parkas, ponchos, rainwear, trousers, pants, shorts, suits, slacks, jeans, vests, sweaters, shirts, t-shirts, jogging suits, belts, socks, lounge-wear, jerseys, sweat shirts, sweat pants, neckwear, ties, scarves, gloves, mittens, hats, berets and caps.

SINGAPORE	T15882SG11	8/14/2000	T00/14165B	8/14/2000	T00/14155B	REGISTERED	18
18 - Goods made of leather and imitations of leather, namely, bags, satchels, shoulder bags, totes, suitcases, briefcases, toiletry article cases, backpacks, knapsacks, trunks, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking

SOUTH KOREA	3834/0630KR	8/3/2000	2000-37423	4/10/2002	517366	REGISTERED	18,25
18 - Briefcases, opera bags, satchels, travelling trunks, wallets not of precious metal, key cases made of leather ware, suit cases, tote bags, shoulder bags, back packs, knapsacks, Boston bags, name card cases, mountain climbing bags, packing bags, credit card cases, passport cases, check holders, gas range cases, ticket cases, poly bags and fashion bags made of straw.

25 - Low heel shoes, boots, lace-up boots, leather shoes, rubber shoes, vinyl shoes, hiking shoes, over shoes, slippers, sandals, clogs, shoe sole, suits, long coats, short coats, top coats, vests, sweaters, jackets, parkas, raincoats, ponchos, slacks, jean pants, jean shorts, underpants, trousers, shorts, sport shirts, body shirts, undershirts, dress shirts, polo shirts, sweat shirts, cardigans, leather belts, garters, stocking suspenders, sock suspenders, suspenders, for clothing, loungeweart, socks, neckties, collars for clothing, mufflers, scarves, gloves for cold weather, mittens, hats, caps, jogging suits, T-shirts and sweat pants.

TAIWAN	3834/0642TW0	7/18/2000	89041320	10/15/1995	974213	REGISTERED	18
18 - Bags, satchels, shoulder bags, totes, suitcases, briefcases, toiletry article cases, backpacks, knapsacks, trunks, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks.

TAIWAN	T15882TW12			2/1/2005	983210	REGISTERED	25
25 - Footwear, including shoes, boots, moccasins and sandals, clothing, hoods, hats and caps, earmuffs keeping warm for men and boys.
THAILAND	3834/0644TH	9/5/2000	431392	9/5/2000	Kor140390	REGISTERED	18
18 - Bags, satchels, shoulder bags, totes, suitcases, briefcase, toiletry article cases, backpacks, knapsacks, trunks, card cases, billfolds, wallets, key fobs of leather, key cases of leather, traveling bags, umbrellas and walking sticks

THAILAND	3834/0645	9/5/2000	431393	9/5/2000	Kor144140	REGISTERED	25
25 - Shirts, t-shirts, tank tops, blouses, turtlenecks, vests, sweaters, sweatshirts, sweat pants, slacks, jeans, trousers, pants, shorts, suits, warmup suits, dresses, jackets, coats, windbreakers, parkas, ponchos, rainwear, socks, belts, ties, wristbands, gloves, mittens, shoes, sport shoes, hats, caps, scarves.

PANINARI BY MOOTSIES TOOTSIES

CANADA	T30232CA05	6/7/1989	0633753	1/24/1992	TMA393,037	REGISTERED	25
25 - Footwear, namely, women’s and children’s shoes, sneakers, boots, sandals and slippers.

PAPPAGALLO & DESIGN

SINGAPORE	T20265SG0	11/25/1981	T81/05214J	11/25/1981	T81/05214J	REGISTERED	25
25 - Ladies’ shoes, dresses, blouses, coats, sweaters, belts, panty hose, scarves and smocks.

PAPPAGALLO (Large Parrot Design)

MEXICO	T30231MX00	6/15/2004	661646	7/26/2004	844420	REGISTERED	18
18 - Leather and imitations of leather, products of these materials not comprised in other classes; animal leathers; trunks and traveling bags; umbrellas, parasola and walking sticks, whips and harness saddlery.

MEXICO	T30231MX01	6/15/2004	661647	6/20/2006	939008	REGISTERED	25
25 - Clothing and footwear, excluding hats and caps.

Owner Trademark Image	Printed: 4/7/2011 Page 98

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
PAPPAGALLO (SCRIPT)

CANADA	3834/0098	2/25/1981	466092	9/23/1983	283459	REGISTERED	25
25 - (1) Ladies’ ready-to-wear, namely, belts, blouses, fur coats, pantyhose, scarves, smocks and shoes. (2) Costume and precious metal jewelry. (3) Handbags. (4) Women’s shoes.
CAYMAN ISLANDS	T20271KY0	9/5/1990	N/A	12/16/1991	1234686	REGISTERED	18
18 - Umbrellas, coin purses (not of precious metals or coated therewith), pocket wallets, card cases (in the nature of pocket wallets), key cases, briefcases, portfolios (in the nature of briefcases), handbags, duffle bags, tote bags, shoe bags, clothes carriers (travel bags),

CAYMAN ISLANDS	T20268KY01	12/7/1984	N/A	12/7/1984	1234687	REGISTERED	25
25 - Sweaters, hats, rain-proof jackets, bathing suits, blazers, blouses, coats, dresses, hosiery, knickers, knee socks. Gloves and belts, all being articles of clothing.
CHINA	T20271CN0	6/20/1991	91026872	6/10/1992	598201	REGISTERED	25
25 - Footwear.
KUWAIT	3834/0117/KW/0	3/11/1984	16525	3/11/1984	15434	REGISTERED	25
25 - Footwear and clothing.
PORTUGAL	3834/0517	11/18/1968	151907	3/23/1970	151907	REGISTERED	25
25 - Women’s shoes.
PUERTO RICO	T20264PR0	12/7/1992	N/A	3/3/1987	7955	REGISTERED	09,N
09 - Eyeglasses and frames for spectacles. N - **This mark will lapse due to non-use of associated U.S. Registration 1,430,960.
THAILAND	T20268TH0	6/2/1992	228687	6/2/1992	228687/KOR7745	REGISTERED	25
25 - Pumps, sneakers, sandals, gym shoes, slippers, boots, flat shoes, court shoes.
UNITED KINGDOM	T20269GB1	12/10/1984	1231809	12/10/1984	1231809	REGISTERED	26
26 - Brooches (clothing accessories) not being jewelry; barrettes (not of precious metal or coated therewith); ornamental buttons and ornamental headbands, all included in Class 26, belt buckles and earrings, all made of common metal, ribbons and bows all for the hair, but not including any such goods in the form of, or decorated with, parrots.

UNITED KINGDOM	T20269GB2	12/7/1984	1234686	12/7/1984	1234686	REGISTERED	18
18 - Umbrellas, coin purses (not of precious metals or coated therewith), pocket wallets, card cases (in the nature of pocket wallets), key cases, briefcases, portfolios (in the nature of briefcases), handbags, dufflebags, tote bags, shoe bags, clothes carriers (travel bags),

UNITED KINGDOM	T20269GB0	12/7/1984	1234687	12/7/1984	1234687	REGISTERED	25
25 - Sweaters, hats, rainproof jackets, bathng suits, blazers, blouses, coats, dresses, hosiery, knickers; knee socks, gloves and belts, all being articles of clothing.

PAPPAGALLO (Stylized)

MEXICO	3834/0033	6/15/2004	661646	7/26/2004	844419	REGISTERED	18
18 - Leather and imitations of leather, products of these materials not comprised in other classes; animal leathers; trunks and traveling bags; umbrellas, parasola and walking stick, whips and harness saddlery.

VIETNAM	T20268VN0	3/12/1993	11150	10/11/1993	9364	REGISTERED	25
25 - Shoes, sandals, and footwear

PAPPAGALLO (Word Mark)

BAHAMAS	3834/0120	10/31/1984	11,457	10/31/1984	11,457	REGISTERED	25,N
25 - Local Class 38: Ladies’ shoes, belts, blouses, coats, pantyhose, scarves, smocks, dresses, and sweaters.
N - *This mark is currently in the name of Nine West Group Inc. pending the acceptance of the assignment to Nine West Development Corporation by the Bahamas Registry.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
PAPPAGALLO (Word Mark) continued . . .
BENELUX	3834/0252	2/21/1989	725548	2/21/1989	457245	REGISTERED	25
25 - Shoes.
BENELUX	T20264BX2	7/18/1986	685522	7/18/1986	419738	REGISTERED	25
25 - Shoes.
BRAZIL	T30192BR00	9/15/2003	825833647	4/22/2009	825833647	REGISTERED	25
25 - All goods in this class
CHINA	T30192CN00	11/14/2003	3798514	11/21/2006	3798514	REGISTERED	25
25 - Clothing, footwear, headgear, layettes, swimsuits, rain coats, masquerade costumes, football shoes, hosiery, gloves, neckties, belts (clothing), shower caps
CHINA	T30192CN01	12/3/2003	3827197	12/14/2005	3827197	REGISTERED	14
14 - Necklace (jewelry); bracelets (jewelry); brooches (jewelry); rings (jewelry); earrings (jewelry); trinkets (jewelry); ornaments (jewelry); watches, clocks.
CHINA	T30192CN02	12/3/2003	3827198	1/28/2009	3827198	REGISTERED	18
18 - Bags, purses, handbags, shopping bags, suitcases, traveling bags, trunks, briefcases, leather belts, (not for clothing), traveling sets (leather ware), umbrellas, leather and imitation leather.
EUROPEAN UNION	T30192EU00	10/31/2003	003514031	4/12/2005	003514031	REGISTERED	18,25,35
18 - All goods in the class.
25 - All goods in the class.
35 - All services in the class.
FEDERATION OF	T30192RU00	7/5/2005	2005716354	7/5/2005	313482	REGISTERED	18,25,35
18 - Handbags and small leather goods, namely, wallets, key cases, and cosmetic bags sold empty
25 - Footwear
35 - Sales promotion and commercial operations related to wholesale and retail services.
FRANCE	T20264FR0	10/23/1974	183098	10/23/1974	1287560	REGISTERED	25
25 - Clothing, including boots, shoes and slippers.
GERMANY	T20264DE0	2/24/1965	N/A	4/5/1966	818001	REGISTERED	25
25 - Boots, shoes, house-shoes, all referred goods of Italian origin or destined for export to Italian speaking countries
GREECE	T20264GR0	12/28/1974	54019	12/28/1974	54019	REGISTERED	25
25 - Clothing, including boots, shoes and slippers.
HONG KONG	T20264HK0	7/12/1973	853/73	7/12/1973	1391/1974	REGISTERED	25
25 - Footwear.
IRELAND	3834/0328	8/27/1957	N/A	8/27/1957	59613	REGISTERED	25
25 - Articles of clothing. Including boots and shoes.
JAPAN	T20264JP0	1/22/1965	3668/65	5/1/1967	742783	REGISTERED	25
25 - Footwear.
MEXICO	T20264MX03	11/25/2003	630947	7/21/2004	843713	REGISTERED	09
09 - All kinds of eyewear including sunglasses, eyeglasses and eyeglass frames; eyeglass cases, eyeglass chains, eyeglass cords, all included in Class 09.
MEXICO	T30192MX02	12/18/2003	635091	3/30/2005	874140	REGISTERED	35
35 - Retail store services for women’s clothing and footwear.
SOUTH AFRICA	3834/0158	4/16/1969	69/1641	4/16/1969	69/1641	REGISTERED	25
25 - Articles of clothing, including footwear.
SOUTH KOREA	T20264KR0	1/20/1983	745/83	11/11/1983	40-96505	REGISTERED	25
25 - Sandal Korean clogs; Korean clogs; sandals; slippers; top boots; and leather shoes
UNITED KINGDOM	T20669GB1	2/25/1965	876137	2/25/1965	876137	REGISTERED	25
25 - Boots, shoes and slippers.
UNITED KINGDOM	T20264GB1	7/19/1990	1432992	7/19/1990	1432992	REGISTERED	09
09 - Ophthalmic lenses, spectacles, protective glasses, sunglasses, spectacle frames, contact lenses, cases, parts and fittings for all the aforesaid goods, all included in Class 9.

Owner Trademark Image	Printed: 4/7/2011 Page 100

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
PAPPAGALLO DESIGN

CANADA	3834/0679	9/28/1983	509937	12/27/1985	309657	REGISTERED	18
18 - Leather handbags and non-leather handbags.

RAYNE (in the name of The Shoe Studio Group)

EUROPEAN UNION	T30312EU00			7/31/1997	2593	REGISTERED	25
25 - Footwear

RED CROSS

PUERTO RICO	T20286PR1		N/A	12/29/1977	21,367	REGISTERED
URUGUAY	T20286UY0	2/9/1977	153818	11/26/1988	299496	REGISTERED	25
25 - Espadrilles, boots, buskins, footwear (excluding orthopedic shoes), bootlegs, uppers, shoe stiffeners, canvas upers for espadrilles, insoles for shoes, leggings, soles, slippers, shoes and clogs.

RED CROSS SHOES

BRAZIL	3834/0714	5/16/1988	814239803	5/7/1991	814239803	REGISTERED	25
25 - Clothes and clothing accessories for common use.

SAM & LIBBY

BAHRAIN	T30232BH03	6/8/2005	44565	6/8/2005	44565	REGISTERED	25
25 - Footwear
BAHRAIN	T30232BH04	6/8/2005	44566	6/8/2005	44565	REGISTERED	35
35 - Retail store services
BAHRAIN	T30232BH05	6/8/2005	44564	6/8/2005	44564	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
BELIZE	T30232BZ03	4/30/2005	308205	8/15/2005	308205	REGISTERED	18,25,35
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
25 - Footwear
35 - Retail store services
CANADA	T30232CA00	6/27/1990	0660938	4/23/1993	TMA411337	REGISTERED	25
25 - Wearing apparel and accessories of all kinds excluding footwear, namely dresses, skirts, vests, vestees, sweaters, sweatshirts, blouses, shirts, jerseys, t-shirts, shells, tunics, loungewear, slacks, jeans shorts.

CANADA	T30232CA01		1159527	8/9/2004	TMA616464	REGISTERED	25
25 - Footwear
CHINA	T30232CN05	8/6/2002	3265611	2/28/2004	3265611	REGISTERED	25
25 - Clothes, shoes, boots, hats, stockings, gloves, ties, neck cloths and girdles

Owner Trademark Image	Printed: 4/7/2011 Page 101

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SAM & LIBBY continued . . .
COLOMBIA	T30232CO03	4/25/2005	T2005/038903	11/15/2005	305443	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
COLOMBIA	T30232CO04	4/25/2005	T2005/038905	11/15/2005	305441	REGISTERED	35
35 - Retail store services
COLOMBIA	T30232CO05	4/25/2005	T2005/038904	11/15/2005	305442	REGISTERED	25
25 - Footwear
COSTA RICA	T30232CR05	6/13/2005	2005-0004604	4/24/2006	157871	REGISTERED	35
35 - Retail store services.
COSTA RICA	T30232CR06	6/23/2005	2005-0004688	4/24/2006	157874	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty.
DOMINICAN	T30232DO03	7/1/2005	200542272	9/14/2005	149670	REGISTERED	18,25,35
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
25 - Footwear
35 - Retail store services
ECUADOR	T30232EC03	5/3/2005	156802	1/4/2006	109906	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
ECUADOR	T30232EC04	5/3/2005	156804	1/4/2006	110001	REGISTERED	25
25 - Footwear
ECUADOR	T30232EC05	5/3/2005	15603	1/4/2006	3130	REGISTERED	35
35 - Retail store services
EL SALVADOR	T30232SV03	6/29/2005	2005050047	2/1/2006	246/56/493/494	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
EL SALVADOR	T30232SV04	6/29/2005	2005050048	3/16/2006	243/59/495-496	REGISTERED	25
25 - Footwear
EL SALVADOR	T30232SV05	6/30/2005	2005050118	3/16/2006	260/56	REGISTERED	35
35 - Retail store services
EUROPEAN UNION	T30232EU05	4/26/2005	004419073	4/26/2006	004419073	REGISTERED	18,25,35
18 - Handbags and small leather goods, namely, wallets, key cases, and cosmetic bags sold empty.
25 - Footwear
35 - Retail store services featuring apparel, footwear handbags, leather goods and accessories
FEDERATION OF	T30232RU03	4/22/2005	2005709575	7/13/2006	310457	REGISTERED	18,25,35
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
25 - Footwear
35 - Retail store services
FRANCE	T30232FR00			2/6/1991	1699628	REGISTERED	03,14,18
							25
03 -
14 -
18 -
25 -
FRANCE	T30232FR01			8/2/1988	1604391	REGISTERED	25
25 - Footwear
GERMANY	T30232DE00		na	1/30/1990	1185486	REGISTERED	03,14,18
							25
03 - All goods in class.
14 - All goods in class.
18 - All goods in class.
25 - All goods in class.
GERMANY	T30232DE01		na	8/2/1988	1141670	REGISTERED	25
25 - All goods in class.

Owner Trademark Image	Printed: 4/7/2011 Page 102

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SAM & LIBBY continued . . .
GUATEMALA	T30232GT03	4/22/2005	139152	11/21/2005	139152	REGISTERED	18
18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
GUATEMALA	T30232GT04	4/22/2005	M26372005	11/21/2005	139155	REGISTERED	25
25 - Footwear
GUATEMALA	T30232GT05	4/22/2005	M26292995	9/21/2005	138054	REGISTERED	35
35 - Retail store services
HONDURAS	T30232HN00	4/21/2005	7667	2/28/2006	96353	REGISTERED	25
25 - Footwear
HONDURAS	T30232HN04	4/21/2005	7659	3/29/2006	96.816	REGISTERED	18
18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
HONDURAS	T30232HN05	4/21/2005	7669	3/3/2006	11215	REGISTERED	35
35 - Retail store services
HONG KONG	T30232HK04	7/3/1997	NA	11/11/2001	199300730	REGISTERED	18
18 - Handbags and leather accessories
HONG KONG	T30232HK05	7/3/1997	NA	7/24/2001	199301187	REGISTERED	25
25 - Footwear
HONG KONG	T30232HK06	7/3/1997	NA	11/19/2001	199202199	REGISTERED	14
14 - Jewelry
INDIA	T30232IN03	4/28/2005	1354154	4/28/2005	1354154	REGISTERED	18,25,35
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
25 - Footwear
35 - Retail store services
ITALY	T30232IT00	2/2/1999	RM1989CO39017	4/22/2002	863.861	REGISTERED	03,14,18
							25
03 - All goods in class
14 - All goods in class
18 - All goods in class
25 - All goods in class
JAPAN	T30232JP02		2004064589	4/15/2005	4856210	REGISTERED	18,25
18 - Metal parts for bags, buckles for bags, packaging containers made of leather, clothing for pets, bags, pouches, portable cosmetic cases, umbrellas, sticks, canes, handles for canes, horse-riding equipment; leather.

25 - footwear, belts, athletic clothing, costumes
JAPAN	T30232JP04	12/6/2005	114434	5/26/2006	4955967	REGISTERED	35
35 - Advertising and publicity, issuance of trading stamps, business management analysis or information on commodity sales of clothing, footwear, bags, jewelry, leather goods, leather accessories, key chains and wallets

JORDAN	T30232JO03	9/20/2005	81789	6/15/2006	81789	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
JORDAN	T30232JO04	9/20/2005	81788	6/15/2006	81788	REGISTERED	25
25 - Footwear
JORDAN	T30232JO05	9/20/2005	81780	6/15/2006	81780	REGISTERED	35
35 - Retail store services
KUWAIT	T30232KW03	7/2/2005	71273	7/2/2005	71273	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
KUWAIT	T30232KW04	7/2/2005	71274	7/2/2005	71274	REGISTERED	25
25 - Footwear
KUWAIT	T30232KW05	7/2/2005	71275	7/2/2005	71275	REGISTERED	35
35 - Retail store services
MALAYSIA	T30232MY04	12/9/2005	05020796	12/9/2005	05020796	REGISTERED	18
18 - handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty

Owner Trademark Image	Printed: 4/7/2011 Page 103

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SAM & LIBBY continued . . .
MEXICO	T30232MX00			9/30/1991	400179	REGISTERED	25
25 - Shoes
NICARAGUA	T30232NI03	5/13/2005	01416	2/21/2006	0600433	REGISTERED	25,18,35
25 - Footwear
18 - Handbags
35 -
OMAN	T30232OM04	4/25/2005	36223	6/21/2006	36223	REGISTERED	25
25 - Footwear
OMAN	T30232OM05	4/25/2005	36224	6/21/2006	36224	REGISTERED	35
35 - Retail store services
PANAMA	T30232PA03	4/22/2005	141981	4/22/2005	141981	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
PANAMA	T30232PA05	4/22/2005	141985	4/22/2005	141985	REGISTERED	35
35 - Retail store services
PHILIPPINES	T30232PH04	6/12/2008	4-2008-006901	5/9/2009	4-2008-006901	REGISTERED	18,25,35
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
25 - Footwear
35 - Retail store services
QATAR	T30232QA03	4/28/2005	35614	12/12/2007	35614	REGISTERED	18
18 - Handbags
QATAR	T30232QA04	4/28/2005	35615	12/12/2007	35615	REGISTERED	25
25 - Footwear
QATAR	T30232QA05	4/28/2005	35616	12/12/2007	35616	REGISTERED	35
35 - Retail store services
SINGAPORE	T30232SG01		T9006617E	9/24/1997	T9006617E	REGISTERED	25
25 - Footwear
SOUTH KOREA	T30232KR01			3/4/1992	0233562	REGISTERED	14
14 - Jewelry; costume jewelry
SOUTH KOREA	T30232KR02			9/19/1992	0250037	REGISTERED	18,25,20
							21,26
18 - umbrellas
25 - footwear
20 - Fans
21 - shoe brushes
26 - shoestrings
SOUTH KOREA	T30232KR04			7/31/1995	0318885	REGISTERED	25
25 - Panties, skirts, blouses, evening dresses
SPAIN	T30232ES00		na	12/21/2004	2606095	REGISTERED	25
25 - Apparel & Footwear
SWEDEN	T30232SE00			10/22/1993	252760	REGISTERED	03,014,018
							025
03 - Cosmetics
014 - Jewelry
018 - handbags
025 - footwear
TAIWAN	T30232TW02	3/10/1999	na		434895	REGISTERED	25
25 - Shoes, boots
TAIWAN	T30232TW03	6/30/2001	na		527393	REGISTERED	18
18 - handbags and slgs.
TAIWAN	T30232TW04			9/16/2003	3265611	REGISTERED	25
25 - shoes, boots, apparel

Owner Trademark Image	Printed: 4/7/2011 Page 104

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SAM & LIBBY continued . . .
THAILAND	T30232TH03	4/29/2005	588941	4/28/2005	Kor 231264	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
THAILAND	T30232TH04	4/29/2005	588942	4/29/2005	Kor231265	REGISTERED	25
25 - Footwear
THAILAND	T30232TH05	4/28/2005	588943	4/28/2005	BOR32737	REGISTERED	35
35 - Retail store services
UNITED ARAB EMR	T30232AE00	4/30/2005	69194	12/7/2005	56395	REGISTERED	35
35 - The bringing together for the benefit of others, of a variety of goods (excluding the transport thereof), enabling customers to conveniently view and purchase those goods, in class 35
UNITED ARAB EMR	T30232AE02	4/30/2005	69193	12/7/2005	56393	REGISTERED	18
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty, in class 18.
UNITED ARAB EMR	T30232AE06	4/27/2005	69193	12/7/2005	56394	REGISTERED	25
25 - Footwear
UNITED KINGDOM	T30232GB00	3/14/1989	1376905	3/23/1991	1376905	REGISTERED	25
25 - Shirts, jackets, trousers, skirts, blouses, dresses, sweaters, vests, underpants, shorts, articles of sport clothing, hats and headgear, neckties, scarves, jeans, caps, gloves, belts, aprons, swimwear, sleeping garments, footwear, all included in class 25; but not including articles of clothing for children

SAM & LIBBY (in Korean Characters)

SOUTH KOREA	T30439KR00	11/10/2006	40-2006-56990	12/14/2007	40-0731279	REGISTERED	14,18,25
14 - Jewelry and costume jewelry
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
25 - Footwear, namely, shoes, sandals, boots, slippers; clothing, namely, pants, shirts, jackets, shorts, skirts, dresses, socks; and

SAM & LIBBY AND HEART DESIGN

SOUTH KOREA	T30438KR00		40-2006-56889	2/21/2008	40-0738006	REGISTERED	14,18,25
14 - Jewelry and costume jewelry
18 - Handbags and small leather goods, namely wallets, key cases, and cosmetic bags sold empty
25 - Footwear, namely, shoes, sandals, boots, slippers; clothing, namely, pants, shirts, jackets, shorts, skirts, dresses, socks; and

SAM & LIBBY in Chinese characters

CHINA	T30429CN03	8/3/2006	5519654	9/14/2009	5519654	REGISTERED	25
25 - Clothing; footwear; boots; headgear; hosiery; gloves (clothing); neckties; scarves; girdles (clothing)

SAM & LIZZY

CANADA	T30232CA02		0637816	4/12/1991	382906	REGISTERED	25
25 - Footwear

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SELBY

BENELUX	T20298BX0	6/21/1997	533743	6/21/1997	038882	REGISTERED	25
25 - Boots and shoes made from leather, synthetic material or rubber.
CANADA	T20298CA0	4/1/1953	219138	4/1/1953	UCA46417	REGISTERED	25
25 - Men’s and women’s shoes.
CHINA	T20298CN0	8/27/1992	92056025	9/21/1993	658936	REGISTERED	25
25 - Footwear.
FEDERATION OF	T00193RU00	7/5/2005	2005716355	10/24/2006	315558	REGISTERED	25
25 - Footwear
FRANCE	3834/0516	3/29/1990	199135	3/29/1990	1,584,071	REGISTERED	25
25 - Footwear.
GERMANY	3834/0536	4/18/1980	U 5436/25 Wz	2/16/1981	1,014,283	REGISTERED	25
25 - Boots and shoes.
HONDURAS	3834/0095	9/5/1963	N/A	9/5/1993	11.524	REGISTERED	25
25 - All kinds of footwear and acessories therefor.
IRELAND	T20298IE0	4/12/1946	N/A	4/12/1946	46480	REGISTERED	25
25 - Women’s shoes.
ISRAEL	T20298IL0	8/29/1996	107230	8/29/1996	107230	REGISTERED	25
25 - Shoes made from leather, fabric, rubber or combinations of these materials, included in Class 25.
ITALY	T20298IT0	5/22/1995	MI95C005195	9/26/1997	727038	REGISTERED	25
25 - Clothing, footwear, headgear.
MEXICO	T00193MX00	2/7/2003	587403		816615	REGISTERED	25
25 - Clothing, footwear and headgear
PANAMA	3834/0320	11/15/1977	N/A	5/13/1978	22421	REGISTERED	25
25 - Shoes made from leather, fabric, cork or combinations of these materials.
SOUTH KOREA	aaa90 aAQ	8/6/1991	91-22524	11/27/1992	255155	REGISTERED	25
25 - Leather shoes, boots, low shoes, sandal shoes, slippers, jogging shoes, tennis shoes, basketball shoes, golf shoes, mountaineering
SWITZERLAND	T20298CH0	4/16/1946	N/A	4/16/1946	343705	REGISTERED	25
25 - Shoes made of leather, fabric, rubber or a combination of these materials.
THAILAND	T20298TH0	6/2/1992	228689	6/2/1992	228689/KOR8096	REGISTERED	25
25 - Pumps, sneakers, sandals, gym shoes, slippers, boots, flat shoes, court shoes.
UNITED KINGDOM	3834/0693	1/27/1994	1560317	1/27/1994	1560317	REGISTERED	25
25 - Footwear; all included in Class 25.
UNITED KINGDOM	T20298GB1	6/22/1945	638134	6/22/1945	638134	REGISTERED	25
25 - Women’s shoes.
VIETNAM	T20298VN0	3/12/1993	11152	3/12/1993	9366	REGISTERED	25
25 - Footwear

SELBY & HEART DESIGN

CANADA	T20300CA0	11/17/1972	358841	6/22/1973	192069	REGISTERED	25
25 - Shoes.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SELBY ARCH PRESERVER & DESIGN

CANADA	T20302CA0	2/10/1933	157897	9/2/1987	TMDA56419	REGISTERED	25
25 - Boots and shoes.

SELBY FIFTH AVENUE & Design

CANADA	T20305CA0	4/22/1970	332344	7/16/1971	176984	REGISTERED	25
25 - Boots and shoes.

SELBY MOC FIT

CANADA	3834/0305	3/5/1997	838513	3/22/2001	542,938	REGISTERED	25
25 - Shoes.

SHOE STUDIO

HONG KONG	3834/0357	10/13/1997	14570/97	10/13/1997	B8275/2000	REGISTERED	35
35 - Retailing services of footwear, clothing, purses and handbags, all included in Class 42.
HONG KONG	3834/0192	10/13/1997	14569/97	10/13/1997	B6611/99	REGISTERED	25
25 - Clothing, outer clothing and sportswear, footwear, shoes, boots, moccasins, slippers and sandals.

SHOE WOO

AUSTRALIA	T30467AU00	2/5/2010	1343996	2/5/2010	1343996	REGISTERED	25,35
25 - Footwear, namely shoes, hosiery, hats and belts;
35 - Retail store services
COLOMBIA	T30467CO00	2/15/2010	2010/016.746	8/9/2010	406999	REGISTERED	25
25 - Clothing, Footwear and Headgear
COLOMBIA	T30467CO01	2/15/2010	2010/016.749	8/9/2010	407000	REGISTERED	35
35 - Advertising; business management; business administration; office functions, namely retail store services offering footwear, belts, hats, handbags, sunglasses, socks and hosiery.
DOMINICAN	T30467DO00	2/18/2010	2010-3628	5/17/2010	180493	REGISTERED	25,35
25 - Clothing, footwear and headgear
35 - Retail store services offering footwear, belts, hats, handbags, sunglasses, socks and hosiery
ECUADOR	T30467EC00	3/3/2010	225850	9/7/2010	1704-10	REGISTERED	35
35 - Retail Store Services
ECUADOR	T30467EC01	3/3/2010	225851	9/7/2010	4692-10	REGISTERED	25
25 - Clothing, footwear, headgear
EL SALVADOR	T30467SV00	2/25/2010	2010099305	10/4/2010	109 BK157PP220	REGISTERED	35
35 - Retail store services (offering footwear, belts, hats, handbags, sunglasses, socks and hosiery)

Owner Trademark Image	Printed: 4/7/2011 Page 107

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SHOE WOO continued . . .
EL SALVADOR	T30467SV01	2/22/2010	2010099203	11/9/2010	242 BK158 PP486	REGISTERED	25
25 - Clothing, Footwear, Headgear
EUROPEAN UNION	T30467EU00	2/4/2010	008860058	2/4/2010	008860058	REGISTERED	18,25,35
18 - Leather and imitations of leather, and goods made of these materials and not included in other classes; animal skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery; handbags

25 - Clothing, footwear, headgear
35 - Retail store services featuring footwear, clothing, including hats, belts and hosiery, handbags and small leather goods, jewelry and sunglasses
FEDERATION OF	T30467RU00	2/15/2010	2010704341	11/12/2010	422494	REGISTERED	25,35
25 - Clothing, Footwear, Headgear
35 - Retail store services (offering footwear, belts, hats, handbags, sunglasses, socks and hosiery)
GUATEMALA	T30467GT00			6/23/2010	170363	REGISTERED	25
25 - Clothing, footwear and headgear
HONDURAS	T30467HN00	2/25/2010	6065/2010	9/7/2010	113.651	REGISTERED	25
25 - Clothing, Footwear, Headgear
HONDURAS	T30467HN01	2/25/2010	6066/2010	9/8/2010	15.696	REGISTERED	35
35 - Retail store services (offering footwear, belts, hats, handbags, sunglasses, socks and hosiery)
JAPAN	T30467JP00	2/3/2010	2010-007596	7/2/2010	5335527	REGISTERED	25,35
25 - Clothing, footwear, headgear
35 - Retail store services
LEBANON	T30467LB00	3/6/2010	127092	3/6/2010	127092	REGISTERED	25,35
25 - Clothing, Footwear, Headgear
35 - Retail store services (offering footwear, belts, hats, handbags, sunglasses, socks and hosiery)
MEXICO	T30467MX00	2/10/2010	1066128	9/22/2010	1180063	REGISTERED	35
35 - Advertising; business management; business administration; office functions, namely retail store services offering footwear, belts, hats, handbags, sunglasses, socks and hosiery.

SHOE WOO (Stylized)

JORDAN	T30467JO00	5/27/2010	112944	2/16/2011	112944	REGISTERED	25
25 - Clothing, footwear and headgear
JORDAN	T30467JO01	5/27/2010	112943	2/16/2011	112943	REGISTERED	35
35 - Retail store services

SHOP FOR PAPPAGALLO

CANADA	3834/0045	9/24/1974	379089	8/5/1977	222292	REGISTERED	35
35 - Retail store services in connection with the sale of shoes, clothing and accessories, namely, scarves, jewelery, smocks, handbags, belts, hats, ribbons, sweaters, umbrellas, shopping bags, stockings and socks, stuffed animals and similar novelties, t-shirts and jackets and other wearing apparel.

SPA NINE WEST & DESIGN

AUSTRALIA	T20332AU0	9/2/1994	639492	9/2/1994	639492	REGISTERED	42
42 - Retailing services included in this class, including retail store services relating to the sale of footwear and clothing.

Owner Trademark Image	Printed: 4/7/2011 Page 108

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SPA NINE WEST (STYLIZED)

AUSTRALIA	T20333AU0	10/10/1994	642690	10/10/1994	642690	REGISTERED	18
18 - All goods included in Class 18.
AUSTRALIA	T20333AU1	9/2/1994	639491	9/2/1994	639491	REGISTERED	25
25 - Clothing, footwear, headgear.
CHINA	T20333CN0	10/22/1994	94107931	9/28/1996	875033	REGISTERED	18
18 - Leather, imitations of leather, animal skins, hides, trunks and travelling bags, umbrellas, parasols and walking sticks, whips, harness and saddlery, goods made of leather and imiations of leather, namely: bags, handbags, purses, packs, cases, billfolds, wallets, key fobs,

HONG KONG	T20333HK0	10/4/1994	11706/94	10/4/1994	5392/96	REGISTERED	18
18 - Goods made of leather and imitations of leather, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and travellng bags, umbrellas and walking sticks.
HONG KONG	T20333HK1	8/25/1994	9853/94	8/25/1994	5954/96	REGISTERED	25
25 - Clothing, sports clothing. Footwear. Headgear.
MALAYSIA	T20333MY0	10/12/1994	MA/9279/94	3/11/2005	94009279	REGISTERED	18
18 - Goods made of leather and imitations of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks.
SINGAPORE	T15976SG00	10/11/1994	T94-8810F	10/11/1994	T9408810F	REGISTERED	18
18 - Bags, handbags, purses, cases, billfolds, wallets, traveling bags, all made of leather or imitations of leather; all included in Class18
SINGAPORE	3834/0062	9/13/1994	S/7959/94	9/13/1994	T94/0759Z	REGISTERED	25
25 - Shoes, boots, mocassins and sandals, jackets, trousers, skirts, pants, shorts, sweaters, jerseys, sweatsutis, hats, berets and caps, all included in Class 25.
SINGAPORE	MY0006	10/11/1994	S/8810/94	10/11/1994	S/8810/94	REGISTERED	18
18 - Bags, handbags, purses, cases, billfolds, wallets, traveling bags, all made of leather or imitations of leather; all included in Class 18.
SOUTH KOREA	T20333KR0	8/29/1994	94-34736	12/27/1995	330289	REGISTERED	25
25 - Low shoes, boots, lace up boots, leather shoes, rubber shoes, vinyl shoes, rain shoes, arctic shoes, baseball shoes, basketball shoes, rugby shoes, handball shoes, field and track shoes, hockey shoes, golf shoes, boxing shoes, hiking shoes, fish shoes, work boots, sandal shoes, over shoes, clog, straw sandal, slippers, sandal clog, shoe string, shoe brush, and shoehorn. (Local Class 27)

TAIWAN	T20333TW0	10/27/1994	83066104	10/16/1995	693570	REGISTERED	18
18 - Bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases and traveling bags, umbrellas and walking sticks.
TAIWAN	T20333TW1	8/30/1994	83055827	8/16/1995	688053	REGISTERED	25
25 - Clothing, including outer clothing and sportswear, footwear, including shoes, boots, moccasins and sandals, headgear.
THAILAND	T20333TH1	11/18/1994	276050	11/18/1994	276050/Kor41461	REGISTERED	18
18 - Bags, handbags, purses, rucksacks, cases, billfolds, wallets, key fobs, key cases and travelling bags, umbrellas and walking sticks, all of the foregoing being goods made of leather or imitations of leather.

STUDIO 9 (Stylized)

UNITED ARAB EMR	T30302AE00	1/21/2006	76881	6/5/2007	82125	REGISTERED	25
25 - Clothing, footwear, headgear

STUDIO 9 (Word Mark)

CHINA	T30315CN00	1/12/2006	5115216	1/13/2006	300565128	REGISTERED	25
25 - Clothing, footwear, headgear

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
STUDIO 9 (Word Mark) continued . . .
COLOMBIA	T30315CO00	1/13/2006	T2006/002684	8/8/2006	320.364	REGISTERED	25
25 - Clothing, footwear, headgear
COSTA RICA	T30315CR00	1/16/2006	2006-0000484	6/5/2006	159422	REGISTERED	25
25 - Clothing, footwear, headgear
CYPRUS	T30315CY00	1/16/2006	72014	1/26/2011	72014	REGISTERED	25
25 - Clothing, footwear, headgear
DOMINICAN	T30315DO00	2/10/2006	2006-9986	6/14/2006	154664	REGISTERED	25
25 - Clothing, footwear, headgear
EL SALVADOR	T30315SV00	1/20/2006	2006054927	8/8/2006	78 bk.67 PP 161	REGISTERED	25
25 - Clothing, footwear, headgear
EUROPEAN UNION	T30315EU00	1/13/2006	004833612	1/13/2006	004833612	REGISTERED	25
25 - Clothing, footwear, headgear
GUATEMALA	T30315GT00			8/21/2006	144481	REGISTERED	25
25 - Clothing, footwear, headgear
HONDURAS	T30315HN00	2/13/2006	6279/2006	12/6/2006	96.101	REGISTERED	25
25 - Clothing, footwear, headgear
ICELAND	T30315IS00	1/12/2006	99/2006	4/4/2006	312/2006	REGISTERED	25
25 - Clothing, footwear, headgear
ISRAEL	T30315IL00	1/11/2006	186525	1/11/2006	186525	REGISTERED	25
25 - Clothing, footwear, headgear
JAMAICA	T30315JM00	1/16/2006	47,946	1/16/2006	47,946	REGISTERED	25
25 - Footwear, clothing, headgear
JAPAN	T30315JP00	2/9/2006	10649/2006	2/23/2007	5027401	REGISTERED	25
25 - Clothing, footwear, headgear
JORDAN	T30315JO00	1/18/2006	84634	1/18/2006	84634	REGISTERED	25
25 - Clothing, footwear, headgear
LEBANON	T30315LB00	2/13/2006	105334	2/13/2006	105334	REGISTERED	25
25 - Clothing, footwear, headgear
MACAO	T30315MO00	1/23/2006	N/20760	6/9/2006	N/20760	REGISTERED	25
25 - Clothing, footwear, headgear
NICARAGUA	T30315NI00	1/17/2006	2006-00168	11/13/2006	0602759LM	REGISTERED	25
25 - Clothing, footwear, headgear
NORWAY	T30315NO00	1/13/2006	200600434	11/2/2006	236027	REGISTERED	25
25 - Footwear, clothing, headgear
PANAMA	T30315PA00	1/18/2006	148338	1/18/2006	148338	REGISTERED	25
25 - Clothing, footwear, headgear
PERU	T30315PE00	1/19/2006	266599	4/12/2006	114244	REGISTERED	25
25 - Clothing, footwear, headgear
SAUDI ARABIA	T30315SA00	1/16/2006	102442	1/20/2007	889/26	REGISTERED	25
25 - Clothing, footwear headgear
SINGAPORE	T30315SG00	1/16/2006	T06/00949G	1/16/2006	T06/00949G	REGISTERED	25
25 - Footwear, clothing, headgear.
SOUTH AFRICA	T30315ZA00	1/12/2006	2006/00828		2006/00828	REGISTERED	25
25 - Clothing, footwear, headgear

Owner Trademark Image	Printed: 4/7/2011 Page 110

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
THE SHOP FOR PAPPAGALLO & DESIGN

CAYMAN ISLANDS	T20269KY0	12/7/1984	N/A	12/7/1984	1234689	REGISTERED	25
25 - Sweaters, hats, rain-proof jackets, bathing suits, blazers, blouses, coats, dresses, hosiery, knickers, knee socks. Gloves and belts, all being articles of clothing.
CAYMAN ISLANDS	T20264KY0	12/7/1984	N/A	4/14/1986	1234688	REGISTERED	18
18 - Umbrellas, coin purses (not of precious metals or coated therewith), pocket wallets, card cases (in the nature of pocket wallets), key cases, briefcases, portfolios (in the nature of briefcases), handbags, dufflebags, tote bags, shoe bags, clothes carriers (travel bags),

UNITED KINGDOM	T20353GB0	12/7/1984	1234689	12/7/1984	1234689	REGISTERED	25
25 - Sweaters, hats, rain-proof jackets, bathing suits, blazers, blouses, coats, dresses, hosiery, knickers, knee socks, gloves and belts, all being articles of clothing.
UNITED KINGDOM	T20353GB1	12/7/1984	1234688	12/7/1984	1234688	REGISTERED	18
18 - Umbrellas, coin purses (not of precious metals or coated therewith), pocket wallets, card cases (in the nature of pocket wallets), key cases, briefcases, portfolios (in the nature of briefcases), handbags, dufflebags, tote bags, shoe bags, clothes carries (travel bags),

TREO

CANADA	T20359CA0	11/9/1995	796952	1/17/1997	468970	REGISTERED	25
25 - Shoes.

TRUE SPIRIT BY EASY SPIRIT

MEXICO	T30117MX00	8/24/2009	1028763	9/25/2009	1122778	REGISTERED	025
025 - Footwear

ULTRASOFT BY CALICO

CANADA	T20373CA0	10/26/1989	643521	5/27/1994	427695	REGISTERED	25
25 - Shoes.

WESTIES

ARGENTINA	T15982AR00	10/31/2007	2.782.998	11/6/2008	2.256.634	REGISTERED	25
25 - Clothing, footwear, headgear
AUSTRALIA	T20382AU0	1/18/1985	420967	1/18/1985	A420967	REGISTERED	25
25 - Footwear, including boots, shoes, slippers and sandals and all other goods in class 25.
AUSTRIA	T20382AT0	1/17/1985	AM 140/85	11/28/1985	110972	REGISTERED	25
25 - Clothing, including boots, shoes and slippers.
BAHAMAS	3834/0204	1/18/1985	11513	1/18/1985	11513	REGISTERED	25
25 - Clothing, headgear and footwear including boots, shoes and slippers. (Local Class 38)
BENELUX	T20382BX0	1/22/1985	52780	1/22/1985	407410	REGISTERED	25
25 - Clothing, footwear and headgear.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
WESTIES continued . . .
BRAZIL	3834/0345BR	2/26/1985	811900487	9/6/1987	811900487	REGISTERED	25
25 - Shoes in general.
CANADA	3834/0694	11/23/1984	532145	1/31/1986	310882	REGISTERED	25
25 - Shoes.
CHILE	T15982CL00		676432	5/26/2005	726234	REGISTERED	25
25 - All goods in class.
CHINA	T20382CN0	12/12/1995	950156640	6/7/1997	1022441	REGISTERED	18
18 - Goods made of leather, namely, bags, handbags, purses, packs, cases, billfolds, wallets, key fobs, key cases, animal skins, hides, suit cases, traveling bags, umbrellas, parasols, walking sticks, whips, harnesses and saddlery.

CHINA	3834/0356	7/1/1996	960076724	8/14/2000	1,432,212	REGISTERED	25
25 - Shoes.
COSTA RICA	3834/0495	3/1/2000	N/A	10/17/2000	122,575	REGISTERED	18
18 - All goods in the Class.
COSTA RICA	3834/0496	3/1/2000	N/A	10/17/2000	122,578	REGISTERED	25
25 - All goods in the Class.
DENMARK	T20153DK0	9/10/1975	3709/75	3/21/1986	01124/1976	REGISTERED	25
25 - Footwear.
DENMARK	T20382DK0	1/22/1985	00493-1985	3/21/1986	00719/1986	REGISTERED	25
25 - All goods in Class 25.
EL SALVADOR	3834/050SV	3/15/2000	1855/2000	9/20/2001	Bk139Pg201-202	REGISTERED	18
18 - Leather and imitaitons of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlerS

EL SALVADOR	3834/0507SV	3/15/2000	1854/2000	10/10/2001	33 Bk141 67/8	REGISTERED	25
25 - Clothing, including boots, shoes and slipper.
FEDERATION OF	T15982RU00	7/5/2005	2005716356	8/31/2006	312891	REGISTERED	25
25 - Footwear
FRANCE	T20382FR0	1/22/1985	728539	1/22/1985	1296532	REGISTERED	25
25 - All goods in Class 25, heading of which is: Clothing, footwear, headgear.
GERMANY	T20382DE0	1/19/1985	F 33295/25 Wz	2/10/1989	1134530	REGISTERED	25
25 - Leather shoes both for women and growing girls and both for dress and casual wear.
GREECE	T20382GR0	1/30/1985	79067	1/30/1985	79067	REGISTERED	25
25 - All goods in Class 25.
GUATEMALA	3834/0531	4/12/2000	M-2907-2000	11/24/2000	108298	REGISTERED	35
35 - Computerized on-line retail store services featuring cosmetics, footwear, headgear, apparel, belts, handbags, jewelry, sunglasses and legwear.
GUATEMALA	T15982GT01			4/17/2001	110562	REGISTERED	25
25 - Clothing, including boots, shoes and slippers.
GUATEMALA	T15982GT03	11/23/2001	2001-08542	1/19/2004	127,420	REGISTERED	35
35 - Retail Store Services in the area of cosmetics, footwear, headgear, apparel, belts, handbags, jewelry, sunglasses and legwear.
HONDURAS	A	3/2/2000	4003/2000	11/8/2000	79,688	REGISTERED	18
18 - Leather and imitaitons of leather, and articles made from these materials and not included in other classes; skins, hides; trunks and traveling bags; umbrellas, parasols and walking sticks; whips, harness and saddlery.

HONDURAS	3834/0475	3/2/2000	4002/2000	11/8/2000	79,687	REGISTERED	25
25 - Clothing, footwear and headgear.
INDIA	3834/0210	1/31/1985	433194	1/31/1985	433194	REGISTERED	25
25 - Clothing, including boots, shoes, and slippers.
INDONESIA	T20382ID0	1/31/1985	HC.01.01.868	6/22/1985	347590	REGISTERED	25
25 - Clothing, including boots, shoes and slippers.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
WESTIES continued . . .
IRELAND	T20382IE0	1/21/1985	205/85	1/21/1985	113865	REGISTERED	25
25 - Boots, shoes, slippers and sandals, footwear, all being articles of clothing.
ITALY	T20382IT0	1/22/1985	RM95C000354	6/13/1997	712481	REGISTERED	25
25 - Clothing, footwear, headgear.
JAPAN	T20382JP0	1/23/1985	4819/1985	7/23/1987	1965679	REGISTERED	25
25 - Women’s shoes
MEXICO	T20382MX1	8/14/1992	147407	8/14/1992	527030	REGISTERED	42
42 - Retail store services.
MEXICO	T20382MX2	8/14/1992	147411	8/14/1992	462358	REGISTERED	25
25 - Clothing, footwear, headgear.
NEW ZEALAND	T20382NZ0	1/22/1985	156625	1/22/1985	156625	REGISTERED	25
25 - Boots, shoes, slippers and sandals, and similar kinds of footwear.
NICARAGUA	3834/0464	3/3/2000	2000/00977	5/14/2001	48,703 C.C.	REGISTERED	18
18 - All goods in the Class.
NICARAGUA	3834/0465	3/3/2000	2000/00978	5/14/2001	48,705 C.C.	REGISTERED	25
25 - All goods in the Class.
SOUTH AFRICA	T20382ZA0	1/23/1985	85/0528	1/23/1985	85/0528	REGISTERED	25
25 - Clothing, footwear, headgear.
SOUTH KOREA	T20382KR0	1/23/1985	836/85	1/9/1986	122312	REGISTERED	21,25,26
21 - Shoe brushes, and shoehorns
25 - Overshoes, sandals, fatigue shoes, anglet shoes, hiking shoes, boxing shoes, golf shoes, hockey shoes, track-racing shoes, handball shoes, rugby shoes, basketball shoes, baseball shoes, artic shoes, rain shoes, vinyl shoes, rubber shoes, leather shoes, laced boots, boots, lw shoes, wooden shos with clogs (for rainly weather, straw sandals, slipprs, and sandal patterns.

26 - Shoe strings.
SPAIN	3834/0439	2/4/1985	1094301	5/20/1986	1094301	REGISTERED	25
25 - Clothing, footwear, headgear.
SWEDEN	T20382SE0	1/17/1985	85-0416	6/27/1986	201812	REGISTERED	25
25 - Shoes.
TAIWAN	T20382TW0	2/11/1985	(74) 06216	10/1/1985	300443	REGISTERED	25
25 - Boots, shoes. (Local Class 48)
UNITED ARAB EMR	3834/0109	1/12/1999	29707	10/26/1999	22530	REGISTERED	25
25 - All goods in the Class.
UNITED KINGDOM	T20382GB0	1/16/1985	1233703	1/16/1985	1233703	REGISTERED	25
25 - Footwear, being articles of clothing.

WESTIES JR. FASHIONS & DESIGN

MEXICO	T30169MX00	2/7/2003	587405	7/22/2003	800152	REGISTERED	25
25 - Clothing, footwear, headgear.

WM JOYCE

JAPAN	T20387JP0	11/16/1973	183312/73	12/19/1977	1317065	REGISTERED	25
25 - Footwear.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS		CLASSES
WM. JOYCE DESIGN

CANADA	T20390CA0	8/18/1952	216232	8/18/1952	NS171/43580	REGISTERED		25
25 - Shoes.

YFA

MEXICO	T20392MX0	11/24/1994	218463	11/24/1994	517607	REGISTERED		25
25 - Shoes, boots and sandals.

YFA BANDOLINO

CANADA	T20393CA0	4/29/1994	753672	5/12/1995	442894	REGISTERED		25
25 - Ladies’ shoes.

YFA BANDOLINO and Design

URUGUAY	3834/0065		N/A	11/8/1996	273853	REGISTERED		25
25 - Shoes, boots and sandals.

YFA BANDOLINO LABEL

PERU	T20398PE0	11/24/1994	255576	8/29/1997	38674	REGISTERED		25
25 - Shoes, boots and sandals.

YFA BANDOLINO LOGO

BAHAMAS	T20399BS0	11/29/1994	16896	11/29/1994	16896	REGISTERED		25
25 - All goods, in particular shoes, boots, sandals. (Local Class 38)
CHINA	T20399CN0	12/21/1994	94132999	10/28/1996	889449	REGISTERED		25
25 - Shoes, boots, sandals.
END OF REPORT					TOTAL ITEMS SELECTED		=	1812

U.S. Registrations
Jones Investment Co. Inc.

Owner Trademark Image	Printed: 4/7/2011 Page 1

Country:	UNITED STATES
Status:	REGISTERED

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
A LINE and Design

UNITED STATES	T30349US04	3/8/2005	78/582,345	9/11/2007	3,291,641	REGISTERED	9
9 - EYEGLASS FRAMES, SUNGLASS FRAMES, SUNGLASSES, NON-PRESCRIPTION MAGNIFYING EYEGLASSES, EYEGLASS AND SUNGLASS CASES, EYEGLASS AND SUNGLASS CHAINS AND CORDS, PARTS FOR EYEGLASSES AND SUNGLASSES, CLIP-ON SUNGLASSES, SPECTACLES, EYE SHADES

AK ANNE KLEIN

UNITED STATES	T30276US07	3/3/2005	78/579,773	7/4/2006	3,111,520	REGISTERED	14
14 - jewelry and costume jewelry; horological and chronometric instruments, parts and accessories thereof, namely, watches, watch bands, watch straps, watch bracelets, watch chains, watch cases
UNITED STATES	T30276US08	3/4/2005	78/580,134	8/22/2006	3,132,171	REGISTERED	9
9 - eyeglass frames, sunglass frames, sunglasses, non-prescription magnifying eyeglasses, eyeglass and sunglass cases, eyeglass and sunglass chains and cords, parts for eyeglasses and sunglasses, clip-on sunglasses, spectacles, eye shades

UNITED STATES	T30276US09	3/4/2005	78/580,195	7/4/2006	3,111,522	REGISTERED	25
25 - Clothing, namely, swimwear; scarves; cold weather accessories, namely, hats, gloves, mittens, caps, scarves, shawls; outerwear, namely, coats, jackets, parkas, vests; belts; footwear; socks; apparel, namely, dresses, blouses, knit tops, cardigans, shirts, pants,

UNITED STATES	165699	9/17/2007	77/280,828	4/7/2009	3,603,504	REGISTERED	18
18 - handbags, cosmetic bags sold empty.

AK ANNE KLEIN (Stylized)

UNITED STATES	T30276US06	3/8/2005	78/582,569	6/27/2006	3,108,982	REGISTERED	025
025 - Clothing, namely, swimwear; scarves; cold weather accessories, namely, hats, gloves, mittens, caps, scarves, shawls; outerwear, namely, coats, jackets, parkas, vests; belts; footwear; socks; apparel, namely, dresses, blouses, knit tops, cardigans, shirts, pants,

AK ANNE KLEIN SPORT

UNITED STATES	T30276US03	3/3/2005	78/579,712	7/4/2006	3,111,519	REGISTERED	25
25 - for clothing, namely, shirts, sweaters, shorts, pants, jeans, and jackets; athletic wear, namely, t-shirts, sweat pants, sweatshirts, and jackets; footwear

AK ANNE KLEIN SPORT (Stylized)

UNITED STATES	T30276US01	3/3/2005	78/579,491	7/4/2006	3,111,517	REGISTERED	14
14 - watches
UNITED STATES	T30276US02	3/3/2005	78/579,672	7/4/2006	3,111,518	REGISTERED	25
25 - for clothing, namely, shirts, sweaters, shorts, pants, jeans, and jackets; athletic wear, namely, t-shirts, sweat pants, sweatshirts, and jackets; footwear

Owner Trademark Image	Printed: 4/7/2011 Page 2

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
AK2 ANNE KLEIN (Stylized)

UNITED STATES	T30276US00	3/3/2005	78/579,381	6/27/2006	3,108,976	REGISTERED	25
25 - hosiery

ALBERT NIPON

UNITED STATES	116601	4/20/2001	76/244,257	3/26/2002	2,552,470	REGISTERED	25
25 - SUITS;[ JACKETS; SKIRTS; DRESSES; PANTS, EVENING SKIRTS AND TOPS; COATS; RAINCOATS; SCARVES; POCKET SQUARES; SHELLS; BLOUSES; SHIRTS; TANK TOPS; CAMISOLES; TURTLENECKS; VESTS; DETACHABLE FUR COLLARS AND

UNITED STATES	116003	6/3/1985	73/541,173	6/3/1986	1,395,825	REGISTERED	25
25 - men’s clothing, namely, shirts, sportshirts, knit shirts, sweaters, pants, shorts, and jackets

ALBERT NIPON (Stylized)

UNITED STATES	118345	1/13/1975	73/041,594	7/6/1976	1,042,953	REGISTERED	25
25 - 25: WOMEN’S DRESSES, SHIRTS, SKIRTS, JACKETS, SPORTSWEAR AND OUTERWEAR CONSISTING OF COORDINATED SWEATERS, SHIRTS, SKIRTS, SLACKS AND SCARVES

Aline (celtic design)

UNITED STATES	T30465US00	12/6/2007	77/345,700	2/17/2009	3,577,583	REGISTERED	25
25 - tops, bottoms

ANNE KLEIN

UNITED STATES	253083	2/6/2006	78/807,945	10/2/2007	3,304,360	REGISTERED	14
14 - jewelry
UNITED STATES	114898	12/5/1975	73/071,003	8/17/1976	1,046,318	REGISTERED	14
14 - watches
UNITED STATES	114893	1/19/1977	73/113,083	10/11/1977	1,074,926	REGISTERED	9
9 - SUNGLASSES
UNITED STATES	114900	11/4/1975	73/067,915	11/16/1976	1,052,858	REGISTERED	18
18 - LEATHER GOODS-NAMELY, COSMETIC CASES, CLUTCHES, PURSES, WALLETS, BILLFOLDS, CREDIT CARD CASES, CHECKBOOK HOLDERS, KEY CASES, POUCHES, TRAVEL KITS AND PASSPORT CASES
UNITED STATES	116602	1/7/1974	73/010,287	7/29/1975	1,016,890	REGISTERED	18
18 - POCKETBOOKS
UNITED STATES	114778	4/20/1992	74/267,038	12/8/1992	1,738,435	REGISTERED	25
25 - hosiery, including , knee-high or , cut-and-sewn specialty tights (or stockings) and socks
UNITED STATES	114891	10/18/1989	73/832,180	9/11/1990	1,613,344	REGISTERED	42
42 - RETAIL CLOTHING STORE SERVICES

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ANNE KLEIN continued . . .
UNITED STATES	114781	3/11/1976	73/079,994	9/28/1976	1,049,090	REGISTERED	25
25 - shoes
UNITED STATES	114779	1/7/1974	73/010,286	3/18/1975	1,006,943	REGISTERED	25
25 - coats, suits, jackets, pants, shirts, dresses, blouses, sweaters and belts

ANNE KLEIN 2

UNITED STATES	114246	12/21/1999	75/981,328	1/22/2002	2,532,920	REGISTERED	25
25 - SUITS

ANNE KLEIN 2 Logo

UNITED STATES	114247	4/13/2000	75/981,238	2/12/2002	2,538,614	REGISTERED	25
25 - SUITS

ANNE KLEIN NEW YORK

UNITED STATES	T30276US12	8/2/2006	78/943,287	9/11/2007	3,292,354	REGISTERED	35
35 - Retail store services for sale of handbags, footwear, jewelry, belts, scarves, sunglasses, watches and small gift items.
UNITED STATES	114251	12/21/2001	76/352,130	10/15/2002	2,635,031	REGISTERED	25
25 - FOOTWEAR
UNITED STATES	249617	2/6/2006	78/807,917	5/27/2008	3,438,004	REGISTERED	14,26
14 - jewelry
26 - [hair ornaments, namely hair bands]

ANNE KLEIN NEW YORK COLLECTION

UNITED STATES	T30433US00	10/9/2006	77/016,708	5/15/2007	3,241,183	REGISTERED	25
25 - suits

ANNE KLEIN RAINWEAR

UNITED STATES	116344	12/2/1985	73/571,124	9/23/1986	1,410,608	REGISTERED	25
25 - WOMEN’S RAINCOATS, RAINJACKETS

c.l.o.t.h.e.s.

UNITED STATES	T30300US00	7/25/2005	78/677,600	4/4/2006	3,077,995	REGISTERED	25
25 - DRESSES, COATS, JACKETS, BLOUSES, SHIRTS, SWEATERS, T-SHIRTS, TANK-TOPS, CAMISOLES, VESTS, PANTS, SHORTS, JEANS, SKIRTS

Owner Trademark Image	Printed: 4/7/2011 Page 4

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CITY JONES NEW YORK

UNITED STATES	936	11/29/2000	78/036,960	10/15/2002	2,637,345	REGISTERED	25
25 - suits, jackets, blazers, sportscoats, pants, slacks, dress slacks, [shirts], [formal wear]

CODE BLEU

UNITED STATES	168	12/20/1989	74/012,580	2/12/1991	1,634,872	REGISTERED	25
25 - Women’s shirts
UNITED STATES	528	5/18/1984	73/480,857	5/7/1985	1,334,428	REGISTERED	25
25 - Pants, Jackets [ Young men’s vests, shirts, and sweaters remove from description when renewed in 2005.

CODE OF ETHICS

UNITED STATES	T30464US00	10/4/2007	77/296,076	12/2/2008	3,541,374	REGISTERED	25
25 - bottoms and tops

CURRANTS

UNITED STATES	T30103US02	7/24/1989	73/814,316	3/6/1990	1,585,817	REGISTERED	25
25 - Men’s and woman’s clothing namely, shorts, tops, skirts, vests and t-shirts

DENIM DIET

UNITED STATES	T30475US00	7/1/2008	77/512,044	10/20/2009	3,699,983	REGISTERED	25
25 - Denim Bottoms

EMBRACE YOUR INDEPENDENCE

UNITED STATES	T30447US00	1/25/2007	77/091,278	5/5/2009	3,616,537	REGISTERED	25
25 - Bottoms; Bras;Camisoles; [Coats; Footwear];[ Hats;] Jackets; Jeans; Panties; [Socks;] [Tights;] Tops

ENERGIE

UNITED STATES	T30126US00	4/29/2002	78/124,848	11/22/2005	3,017,156	REGISTERED	25
25 - CLOTHING, NAMELY, SKIRTS, SUITS, SLACKS, SHORTS, SKORTS,BLOUSES, SHIRTS, BLAZERS, DRESSES, DUSTERS, SWEATERS, CARDIGANS, PULLOVERS, JEANS, VESTS, JACKETS, SWEATERS, CAMISOLES, CULOTTES, KNIT PANTS, KNIT TOPS; TANK TOPS, T-SHIRTS, POLO SHIRTS, DENIM JACKETS, TAILORED JACKETS, PANTS, SPORT COATS; DRESS SHIRTS

Owner Trademark Image	Printed: 4/7/2011 Page 5

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ENERGIE continued . . .
UNITED STATES	T30126US01	8/3/2004	78/461,135	2/12/2008	3,381,712	REGISTERED	25
25 - Hats, caps and belts
UNITED STATES	T30126US02	8/3/2004	78/461,150	2/12/2008	3,381,713	REGISTERED	18
18 - Backpacks
UNITED STATES	T30126US03	5/28/2009	77/746,297	12/22/2009	3,728,222	REGISTERED	25
25 - Tops and bottoms

ENERGIE (Stylized)

UNITED STATES	T30097US00	8/31/1983	73,441,758	12/6/1988	1,515,449	REGISTERED	25
25 - WOMEN’S CLOTHING, NAMELY, T-SHIRTS, POLO SHIRTS, SWEATSHIRTS, SWEATPANTS AND SHORTS

ERIKA

UNITED STATES	T30107US00	2/21/1992	74,248,542	11/8/1994	1,861,857	REGISTERED	25
25 - Clothing, namely, acrylic sweaters and pullovers, indian gauze tops, nylon knit blouses, denim pants, skirts and vests, t-shirts, polo shirts, sweatshirts, swearpants, denim and shorts

EVAN-PICONE

UNITED STATES	286	1/17/1968	72/289,017	8/6/1968	0,854,224	REGISTERED	25
25 - Skirts, Suits, Slacks, Shorts, Blouses, Dresses, Coats for women and misses
UNITED STATES	294	5/3/1982	73/362,783	9/6/1983	1,250,451	REGISTERED	25
25 - Clothing for women and misses, namely, skirts, suits, slacks, shorts, blouses, dresses, coats, sweters, scarves, vests, jackets, camisoles, knickers, culottes, hosiery, footwear, robes and nightgowns, tailored clothing for men, namely, suits, slacks, jackets, pants, shorts, and sport coats; mens sportswear, namely, outer jackets, sweaters, shirts, casual slacks, jeans, shorts, knitpants, and knit tops; and mens dress shirts and neckwear; and activewear for men and women namely sweatshirts, jogging suits, running shorts, warm-up jackets, tennis shorts and shorts, raquetball outfits, crew shirts and baseball jackets.

UNITED STATES	290	5/31/1990	74/064,364	12/17/1991	1,668,985	REGISTERED	18
18 - Luggage, handbags, purses, attache cases, briefcases, business and credit card cases, passport cases, wallets, school bags, totebags, all purpose sport tote bags, duffel bags, beach bags, travelling trunks and valises, cosmetic bags sold empty, briefcase type, portfolios, umbrellas, key fobs and key cases, in class 18

EXECUTIVE SUITE

UNITED STATES	471	6/10/1980	73/265,826	11/3/1981	1,176,332	REGISTERED	25
25 - Ladies coats, dresses, jackets, pants, skirts, shirts, blouses, sweaters, knits tops and shoes

FLEUR DE MER

UNITED STATES	T30017US00	4/13/1961	72/117,795	7/31/1962	0735,349	REGISTERED	14
14 - Necklaces, bracelets and earrings.

Owner Trademark Image	Printed: 4/7/2011 Page 6

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
Girl/Junior face design

UNITED STATES	T30443US17	6/5/2008	77/491,846	1/13/2009	3,560,900	REGISTERED	09
09 - Sunglasses

GLASSTIC

UNITED STATES	T30018US01	3/17/1980	73/254,258	10/6/1981	1,172,188	REGISTERED	14
14 - .Jewelry

GLASSTIQUE

UNITED STATES	T30006US00	6/23/1980	73/26,7365	10/6/1981	1,172,198	REGISTERED	14
14 - Jewelry

GLO

UNITED STATES	T30124US40	4/23/2001	78/059,913	1/15/2002	2,529,980	REGISTERED	25
25 - jackets, pants, skirts, sweaters, blouses, shirts, T-shirts, vests, shorts, tank tops, jeans, belts

GLO JEANS

UNITED STATES	T30242US00	6/23/2009	77/766,052	12/29/2009	3,731,417	REGISTERED	14
14 - Watches
UNITED STATES	T30242US03	9/24/2009	77/834,083	11/30/2010	3,884,062	REGISTERED	18
18 - handbags, [travel bags, backpacks, tote bags, messenger bags] and wallets

GLO JEANS (Stylized)

UNITED STATES	T30242US04	9/24/2009	77/834,262	2/8/2011	3,917,806	REGISTERED	18
18 - handbags, travel bags, backpacks, tote bags, messenger bags and wallets

GLO JEANS and design

UNITED STATES	T30313US00	2/1/2010	77/924,646	8/31/2010	3,841,232	REGISTERED	25
25 - bottoms and tops
UNITED STATES	T30313US01	9/24/2009	77/979,756	7/27/2010	3,826,464	REGISTERED	18
18 - Handbags

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
GLO JEANS logo

UNITED STATES	T30242US01	6/23/2009	77/766,076	12/29/2009	3,731,418	REGISTERED	14
14 - Watches
UNITED STATES	T30242US02	6/23/2009	77/766,089	12/29/2009	3,731,419	REGISTERED	25
25 - Coats and jackets

GLORIA

UNITED STATES	T30165US00	1/27/2003	78/207,449	3/21/2006	3,070,050	REGISTERED	25
25 - Apparel, namely pants, skirts, sweaters, blouses, shirts, T-shirts, culottes, vests, shorts, tank tops, jeans and dresses

GLORIA VANDERBILT

UNITED STATES	T30124US18	6/18/1979	73/220,199	9/28/1982	1,210,561	REGISTERED	25
25 - Wearing Apparel-Namely, Ladies’ Blouses, Knit Tops, Skirts, Trousers and Shorts
UNITED STATES	T30124US32	4/7/1994	74/510,417	4/25/1995	1,891,168	REGISTERED	25
25 - footwear, namely boots, shoes, pumps, sneakers, clogs, slippers, sandals, and thongs
UNITED STATES	T30124US42	11/19/2003	78/330,286	11/8/2005	3,013,969	REGISTERED	24
24 - Bed Sheets, Pillow Cases, Pillow Shams, Blankets, Duvet Covers, Comforters and Bed Spreads; Table Covers; Bath Mats and Towels
UNITED STATES	T30124US44	10/20/2004	78/502,792	1/9/2007	3,197,409	REGISTERED	027
027 - Home furnishings, namely, bath rugs and accent rugs in Class 27
UNITED STATES	T30124US46	10/20/2004	78/502,837	7/10/2007	3,262,101	REGISTERED	20
20 - ((Pillows, decorative pillows; Bath accessories namely shower curtain rods)) shower curtain holders

GLORIA VANDERBILT Signature

UNITED STATES	T30125US01	2/15/1991	74/140,123	7/7/1982	1,699,162	REGISTERED	25
25 - JACKETS, PANTS, JEANS, ROMPERS, JUMPSUITS, SHORTS, SHIRTS, SWEATERS, SWEATSHIRTS, SWEAT SHORTS, VESTS, SPORTCOATS, BLAZERS, COATS, HATS, SCARVES, GLOVES, T-SHIRTS, OVERALLS, SWIMSUITS, SOCK AND UNDERWEAR, ROBES, TROUSERS, SLACKS, BLOUSES, KNIT TOPS, TOPS, SKIRTS, DRESSES, HOSIERY, PANTY HOSE, TIGHTS, STOCKINGS, LEOTARDS, SLEEPWEAR AND TOPS, STRING BIKINIS, TANK TOPS, BRAS, PANTIES & FOOTWEAR

GLORIA VANDERBILT (Signature design)(Licenced to L’Oreal)

UNITED STATES	T30124US48	4/27/1982	73/361,790	8/14/1984	1,289,670	REGISTERED	03
03 - Perfumes, Perfume Sprays, Toilet Water, Toilet Water Sprays, Body Lotions and Body Powders

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
GLORIA VANDERBILT (signature) (Licenced to L’Oreal)

UNITED STATES	T30124US22	4/27/1982	73/361,790	8/14/1984	1,289,670	REGISTERED	3
3 - Perfumes, Perfume Sprays, Toilet Water, Toilet Water Sprays, Body Lotions and Body Powders

GLORIA VANDERBILT Signature

UNITED STATES	T30125US03	10/5/1989	73/829,949	5/1/1990	1,594,237	REGISTERED	18
18 - [UMBRELLAS], WALLETS, TRAVEL BAGS, TOTE BAGS,[ KNAPSACKS],[ DUFFEL BAGS], [SCHOOL BAGS], HANDBAGS,[GYM BAGS], [BRIEFCASES]

GLORIA VANDERBILT Signature and Swan Design

UNITED STATES	T30124US33	2/15/1994	74/490,960	10/24/1995	1,929,150	REGISTERED	25
25 - men`s, women`s and children`s pants, jeans, jumpsuits, rompers, shorts, shirts, sweaters, sweatshirts, jogging suits, sportscoats, blazers, coats, vests, jackets, T-shirts, overalls, swimsuits, socks, sleepwear, robes, underwear, footwear, hats, scarves and gloves; women`s and girl`s blouses, skirts, dresses, hosiery, pantyhose, tights, stockings, leotards, underwear, briefs and tops, bras and panties

GO AK ANNE KLEIN and Design

UNITED STATES	131215	7/24/2003	78/278,362	2/1/2005	2,922,757	REGISTERED	25
25 - women’s footwear

GRANE

UNITED STATES	T30286US00	4/7/2005	78/603,853	9/25/2007	3,299,051	REGISTERED	25
25 - Clothing, namely, pants, skirts, [jackets] and shirts

GRANE and Design

UNITED STATES	T30286US01	8/12/2005	78/691,234	10/2/2007	3,303,844	REGISTERED	25
25 - Clothing, namely, pants, skirts, [jackets] and shirts

GV Initials Design

UNITED STATES	T30124US21	7/11/1979	73/222,940	9/29/1981	1,171,375	REGISTERED	25
25 - Women’s Clothing-Namely, Slacks and Jackets

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
GV back pocket design

UNITED STATES	T30124US14	12/9/2000	76/126,193	5/21/2002	2,572,330	REGISTERED	25
25 - WOMEN’S AND CHILDREN’S PANTS, JEANS, SHORTS, SKIRTS AND OVERALLS
UNITED STATES	T30124US47	3/14/2007	77/131,070	3/25/2008	3,400,881	REGISTERED	25
25 - bottoms

Humming Bird Design (GRANE)

UNITED STATES	T30456US00	4/12/2007	77/155,058	12/25/2007	3,359,199	REGISTERED	25
25 - pants, skirts, jackets

INVISIBLE ESSENTIALS

UNITED STATES	T30463US00	9/27/2007	77/290,641	12/2/2008	3,541,348	REGISTERED	25
25 - underwear

J JONES NEW YORK logo

UNITED STATES	T30459US00	4/26/2007	77/166,523	4/6/2010	3,772,021	REGISTERED	25
25 - tops bottoms

JEANSTAR

UNITED STATES	T30200US00	1/22/2004	78/355,874	1/25/2005	2,920,862	REGISTERED	025
025 - Clothing, namely, dresses, skirts, pants, shorts, tops, shirts, blouses, jumpsuits and jackets

JEANSTAR (stylized)

UNITED STATES	T30200US01	1/22/2004	78/355,895	4/26/2005	2,943,778	REGISTERED	025
025 - Clothing, namely, dresses, skirts, pants, shorts, tops, shirts, blouses, jumpsuits and jackets

JJ AND DESIGN

UNITED STATES	T30053US00	1/5/1993	74/345,662	11/16/1993	1,804,362	REGISTERED	14,18
14 - GOLD AND SILVER JEWELRY; GOLD AND SILVER ELECTROPLATED JEWELRY
18 - LEATHER BELTS, LEATHER HANDBAGS, LEATHER PURSES.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JJ JUDITH JACK

UNITED STATES	T30050US00	3/5/1999	75/654,678	8/22/2000	2,378,930	REGISTERED	14
14 - JEWELRY

JNY

UNITED STATES	409	2/26/1990	74/033,134	4/28/1992	1,684,843	REGISTERED	25
25 - Women’s T-shirts, sweaters, shorts, shirts, jackets, pullon pants blouses, vests.
UNITED STATES	485	8/1/1997	75,334,177	10/20/1998	2,197,813	REGISTERED	25
25 - Women’s outerwear, namely, coats, jackets and raincoats
UNITED STATES	498	9/17/1997	75,358,689	11/24/1998	2,205,492	REGISTERED	18
18 - LUGGAGE, HANDBAGS, PURSES, ATTACHE CASES, BRIEFCASES, BUSINESS AND CREDIT CARD CASES, PASSPORT CASES, WALLETS, SCHOOL BAGS, TOTEBAGS, ALL PURPOSE SPORT TOTE BAGS, DUFFEL BAGS, BEACH BAGS, TRAVEL BAGS, COSMETIC BAGS SOLD EMPTY, BRIEFCASE TYPE PORTFOLIOS, UMBRELLAS, KEY FOBS AND KEY CASES, IN INTERNATIONAL CLASS 18;

JNY JONES NEW YORK

UNITED STATES	934	11/28/2000	78,036,770	11/6/2001	2,504,772	REGISTERED	25
25 - suits, jackets, blazers, sportscoats, pants, slacks, dress slacks

JONES JEANS

UNITED STATES	316	6/7/1995	74/685,505	3/11/1997	2,044,843	REGISTERED	25
25 - Pants, [slacks, shirts, vests, jackets, skirts, dresses and shorts].

JONES NEW YORK

UNITED STATES	417	3/12/1992	74/254,881	1/5/1993	1,744,614	REGISTERED	25
25 - Women’s intimate apparel, namely bras, panties, leggings, body suits, unitards, camisoles & chemises
UNITED STATES	477	6/19/1986	73/604,940	8/18/1987	1,453,268	REGISTERED	25
25 - Clothing, namely men’s tailored suits and sportcoats
UNITED STATES	418	2/23/1994	74/493,787	8/1/1995	1,908,984	REGISTERED	42
42 - Retail clothing store services
UNITED STATES	479	12/31/1984	73/515,942	9/24/1985	1,362,051	REGISTERED	25
25 - Men’s constructed tailored sportcoats and men’s constructed tailored suits.
UNITED STATES	480	7/22/1985	73/549,488	7/1/1986	1,399,556	REGISTERED	25
25 - Womens, junior misses and petites clothing namely, Jackets, slacks, suits, sweaters, vests, blouses, skirts and dresses
UNITED STATES	478	1/19/1970	72,348,952	8/15/1972	941,013	REGISTERED	25
25 - Men’s (boy’s), Junior Miss and women’s knitwear, namely, knitted andWoven sport shirts, tops, pullovers, jackets, slacks, shorts, (swim suits, sport suits, pajamas) Sweaters, Vests, (Night Shirts) and Junior Miss anf Womens lnited and woven (Shells,) Blouses, Dresses, (Shifts and Robes)

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES NEW YORK continued . . .
UNITED STATES	416	12/18/1991	74,231,949	6/14/1994	1,839,782	REGISTERED	18
18 - Umbrellas
UNITED STATES	420	12/29/1993	74/475,151	2/7/1995	1,877,680	REGISTERED	25
25 - Women’s shoes sandals and boots.
UNITED STATES	413	2/26/1990	74/033,133	7/23/1991	1,651,879	REGISTERED	3
3 - Perfumes, cologn, and toilet water
UNITED STATES	414	8/27/1990	74/091,254	11/26/1991	1,665,702	REGISTERED	9
9 - prescription eyeglass frames
UNITED STATES	415	3/15/1991	74/148,202	9/8/1992	1,714,571	REGISTERED	18,25
18 - Handbags
25 - Clothing, belts.
UNITED STATES	T00103US17	12/16/2004	78/533,816	11/21/2006	3,175,112	REGISTERED	25
25 - Cold weather accessories, namely caps, hats, scarves, mittens, gloves, and earmuffs
UNITED STATES	T00103US18	4/28/2005	78/618,624	3/17/2009	3,593,020	REGISTERED	14
14 - earrings, bracelets, necklaces, [pins], [pendants], [rings] [watches]
UNITED STATES	T00103US20	3/19/2007	77/134,607	10/30/2007	3,323,702	REGISTERED	9
9 - Sunglasses

JONES NEW YORK CLASSIC

UNITED STATES	588	10/27/1998	75,576,457	5/15/2001	2,451,516	REGISTERED	25
25 - suits only as of 8 & 15 affidavit

JONES NEW YORK COLLECTION

UNITED STATES	T30203US00	2/12/2004	78/366,986	8/2/2005	2,980,952	REGISTERED	25
25 - Clothing, namely, dresses, skirts, pants, shorts, tops, shirts, blouses, sweaters, tops, jumpsuits, jackets, vests and coats

JONES NEW YORK JEANS

UNITED STATES	T30452US00	3/7/2007	77/124,562	10/30/2007	3,323,662	REGISTERED	25
25 - Bottoms and dresses

JONES NEW YORK PLATINUM

UNITED STATES	T30267US00	1/19/2005	78/549,728	12/13/2005	3,029,172	REGISTERED	025
025 - Apparel, namely jackets, skirts, pants and dresses

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES NEW YORK SIGNATURE

UNITED STATES	T30181US04	7/9/2003	78/272,140	7/20/2004	2,865,154	REGISTERED	25
25 - Clothing namely, skirts, suits, slacks, pants, shorts, skorts, blouses, shirts, blazers, dresses, dusters, cardigans, pullovers, jeans, vests, jackets, sweaters, camisoles, culottes, knit pants, knit tops, tank tops, t-shirts, polo shirts, [denim jackets], and[ jumpsuits]

JONES NEW YORK SPORT

UNITED STATES	T00113US02	9/26/2002	78/168,300	12/2/2003	2,788,818	REGISTERED	025
025 - CLOTHING, NAMELY, SKIRTS, [SUITS], SLACKS, SHORTS, BLOUSES, DRESSES, COATS, SWEATERS,[ SCARVES], VESTS, JACKETS, JUMPSUITS, T-SHIRTS AND JEANS

JONES SPORT

UNITED STATES	T30320US00	1/26/2006	78/799,808	11/21/2006	3,174,175	REGISTERED	25
25 - Outerwear namely Coats; Apparel, namely, shorts, knit tops, sweaters, jackets, pants, woven shirts.

JONES STUDIO

UNITED STATES	T00117US01	9/26/2002	78/168,308	7/6/2004	2,861,401	REGISTERED	025
025 - CLOTHING, NAMELY, SKIRTS, [SUITS] SLACKS, SHORTS, BLOUSES, DRESSES, [COATS,] [SWEATERS], SCARVES,[ VESTS], JACKETS,[ JUMPSUITS], T-SHIRTS AND [ JEANS]

JONES WEAR

UNITED STATES	423	7/26/1994	74/554,004	7/18/1995	1,905,736	REGISTERED	25
25 - Women’s blouses, suits, skirts, slacks, vests, jackets, shorts, dresses, undergarments, shirts, hosiery, scarves and sweaters
UNITED STATES	422	2/2/1989	73/778,414	4/17/1990	1,592,094	REGISTERED	25
25 - Women’s blouses
UNITED STATES	T00118US07	5/13/2005	78/629,306	8/21/2007	3,283,624	REGISTERED	9
9 - Non-prescription sunglasses, prescription sunglasses, non-prescription eyeglasses, prescription eyeglasses, reading glasses, clip-on eyeglass frames and eyeglass frames

JONES WEAR ESSENTIALS

UNITED STATES	T30451US00	3/6/2007	77/123,304	10/30/2007	3,323,654	REGISTERED	25
25 - tops bottoms jackets

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JONES WEAR STUDIO

UNITED STATES	T30458US00	9/11/2007	77/276,262	5/20/2008	3,430,577	REGISTERED	25
25 - tops bottoms dresses, jackets coats

JUDITH JACK

UNITED STATES	T30044US00	9/16/1991	74/203,907	8/18/1992	1,708,038	REGISTERED	14
14 - JEWELRY

JUDITH JACK DÉCOR

UNITED STATES	T30228US00	6/17/2004	78/436,787	11/15/2005	3,016,350	REGISTERED	06
06 - Decorative boxes made of metal
UNITED STATES	T30228US01	6/17/2004	78/436,793	9/12/2006	3,143,100	REGISTERED	20
20 - Picture frames
UNITED STATES	T30228US02	6/17/2004	78/436,804	10/30/2007	3,325,694	REGISTERED	21
21 - Compacts sold empty; Candle holders
UNITED STATES	T30228US03	6/17/2004	78/436,812	10/14/2008	3,518,109	REGISTERED	28
28 - Christmas tree ornaments
UNITED STATES	T30228US04	6/17/2004	78/436,820	10/14/2008	3,518,110	REGISTERED	09
09 - Magnifying glasses
UNITED STATES	T30228US05	6/17/2004	78/436,826	11/22/2005	3,018,747	REGISTERED	16
16 - Letter openers, Desktop business card holders not made of leather

Junior face design

UNITED STATES	T30442US04	1/11/2007	77/081,076	5/6/2008	3,423,683	REGISTERED	14
14 - Watches

KASPER

UNITED STATES	115124	4/9/1979	73/210,805	7/28/1981	1,162,830	REGISTERED	25
25 - Wearing Apparel-Namely, Sweaters, Shirts, Blouses, T-Shirts, Pants, Jeans, Skirts, Shorts, Jackets, Coats, Suits, Raincoats, Capes, Ponchos, Shawls, Scarves, Evening Gowns, Evening Skirts and Tops, Daytime and Cocktail Dresses, Tennis Shorts, Tennis Shirts, Tennis Dresses, Fur Coats, Fur Trimmed Coats, Fur Lined Coats and Reversible Fur Coats Having Fur on One Side, Cloth on the Opposite Side and Wearable on Either Side

UNITED STATES	T30402US01	5/23/2007	77/188,383	2/19/2008	3,384,446	REGISTERED	35
35 - Retail apparel stores
UNITED STATES	T30402US03	4/16/2008	77/449,247	11/25/2008	3,536,755	REGISTERED	25
25 - Tops and Bottoms

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
L.E.I.

UNITED STATES	T30162US00	2/23/1999	75/648,417	3/7/2000	2,326,186	REGISTERED	25
25 - Apparel, namely, jeans, shirts, jackets, vests, pants, sweaters, [jump-suits,] shorts, skorts, [overalls, shortalls], dresses, skirts, T-shirts, and sweatpants
UNITED STATES	12333	2/23/1999	75/64,6379	11/7/2000	2,402,788	REGISTERED	25
25 - Apparel tops, bottoms lingerie, footwear
UNITED STATES	T30162US02	5/17/1999	75/982,330	7/30/2002	2,602,044	REGISTERED	9,14
9 - eyewear
14 - watches
UNITED STATES	T30162US06	7/17/2008	77/524,494	8/4/2009	3,664,832	REGISTERED	14
14 - jewelry
UNITED STATES	T30162US09	8/14/2008	77/547,108	10/13/2009	3,696,844	REGISTERED	25
25 - sleepwear, pajamas and loungewear
UNITED STATES	T30162US10	4/13/2009	77/712,439	9/29/2009	3,689,398	REGISTERED	18
18 - handbags

l.e.i. Design

UNITED STATES	T30155US01	2/23/1999	75/646,401	8/28/2001	2,483,062	REGISTERED	25
25 - Apparel tops bottoms lingerie, footwear

L.E.I. [365] LIFE ENERGY INTELLIGENCE stylized

UNITED STATES	T30478US02	2/3/2009	77/662,370	4/13/2010	3,776,004	REGISTERED	25
25 - Tops and Bottoms

L.E.I. LIFE ENERGY INTELLIGENCE

UNITED STATES	T30310US00	10/31/2005	78/743,570	10/10/2006	3,153,788	REGISTERED	025
025 - Pants, jeans, skirts, jackets, vests, sweatpants, shorts, shirts, lingerie, sweaters, footwear

L.E.I. PREMIUM

UNITED STATES	T30238US00	9/27/2004	78/490,107	8/22/2006	3,134,091	REGISTERED	25
25 - Clothing, namely, pants, skirts and jackets

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
LE SUIT

UNITED STATES	118356	7/18/1997	75/327,046	9/22/1998	2,190,755	REGISTERED	25
25 - women’s clothing, namely, suits, dresses, skirts, blouses, shells, jackets, slacks, pants, sweaters, vests, scarves and shirts

LIFE ENERGY INTELLIGENCE

UNITED STATES	T30157US00	3/8/1999	75/655,201	3/7/2000	2,326,247	REGISTERED	25
25 - Apparel, namely, jeans, shirts, jackets, vests, pants, sweaters, jump-suits, shorts, skorts, [overalls], [shortalls], dresses, skirts, T-shirts, and sweatpants
UNITED STATES	T30157US01	3/8/1999	75/656,110	10/24/2000	2,398,654	REGISTERED	25
25 - Clothing, namely, tops, bottoms, lingerie, and footwear

Lion Head Design

UNITED STATES	116335	1/19/1977	73/113,082	10/11/1977	1,074,925	REGISTERED	9
9 - sunglasses
UNITED STATES	116334	8/9/1974	73/029,040	7/29/1975	1,016,971	REGISTERED	25
25 - COATS, (SUITS, JACKETS, PANTS, SHIRTS, DRESSES, BLOUSES, SWEATERS AND BELTS)
UNITED STATES	116338	12/5/1975	73/071,001	8/17/1976	1,046,317	REGISTERED	14
14 - WATCHES
UNITED STATES	116333	3/11/1976	73/079,993	10/19/1976	1,050,741	REGISTERED	25
25 - shoes
UNITED STATES	116330	8/9/1974	73/029,039	7/29/1975	1,016,891	REGISTERED	18
18 - POCKETBOOKS
UNITED STATES	116299	11/6/1975	73/068,125	11/16/1976	1,052,859	REGISTERED	18
18 - LEATHER GOODS-NAMELY, COSMETIC CASES, CLUTCHES, PURSES, WALLETS, BILLFOLDS, CREDIT CARD CASES, CHECKBOOK HOLDERS, KEY CASES, POUCHES, TRAVEL KITS AND PASSPORT CASES
UNITED STATES	116331	8/9/1974	73/029,041	2/3/1976	1,032,219	REGISTERED	14
14 - JEWELRY MADE OF NON-PRECIOUS METAL

Lionhead Design

UNITED STATES	T30304US00	8/9/1974	73/029,039	7/29/1975	1,016,891	REGISTERED	18
18 - Pocketbooks

Lion’s Head Design

UNITED STATES	T30322US00	2/6/2006	78/807,930	3/17/2009	3,593,137	REGISTERED	25
25 - belts, scarves, hats, gloves, [swimwear], leg wear, [suits], jackets, pants, shirts, dresses, blouses, sweaters, outerwear

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
LOCK STITCH CONTROL

UNITED STATES	T30474US00	7/14/2008	77/521,189	1/18/2010	3,738,701	REGISTERED	25
25 - Bottoms

MAGGIE MCNAUGHTON

UNITED STATES	T30085US00	10/17/1991	74,212,908	7/6/1993	1,780,351	REGISTERED	25
25 - CLOTHING, INCLUDING Dresses, slacks, pants, tops, shirts, blouses, shorts, jeans, tops and coordinated sets thereof.

NAPIER

UNITED STATES	T30005US00	11/12/1947	71/540,854	2/15/1949	0,506,688	REGISTERED	14
14 - bracelets, brooches, necklaces, earrimgs (as of 2009 renewal)

NAPIER (Stylized)

UNITED STATES	T30007US00	1/12/1998	75/416,437	3/9/1999	2,230,536	REGISTERED	14
14 - JEWELRY MADE OF PRECIOUS AND SEMI-PRECIOUS MATERIALS.

NORTON MCNAUGHTON

UNITED STATES	T30094US00	10/17/1991	74,212,907	5/3/1994	1,833,865	REGISTERED	25
25 - Women’s sportswear namely, sweaters, blouses, jackets, pants, skirts, vests and shorts.

NORTON MCNAUGHTON ESSENTIALS

UNITED STATES	T30103US10	6/14/2000	76/070,279	1/17/2006	3,043,043	REGISTERED	25
25 - Ladies clothing, namely, t-shirts, dresses, vests, jackets, shirts, blouses, sweaters, pants, shorts, and skirts

PRIVATE PARTY

UNITED STATES	T30103US13	3/8/1990	74/036,205	11/19/1991	1,665,094	REGISTERED	25
25 - clothing, namely, ladies knit tops

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
RACHEL ROY

UNITED STATES	T30496US00	9/20/2005	76/615,233	3/7/2006	3,066,466	REGISTERED	25
25 - Clothing, namely, dresses, skirts, shirts, T-shirts, blouses, jackets, coats, sweat shirts, sweat pants, pants, jeans, scarves, undergarments, socks and footwear

RACHEL ROY NEW YORK and Design

UNITED STATES	T30488US04	12/3/2004	76/623,007	1/17/2006	3,044,114	REGISTERED	25
25 - Clothing, namely, dresses, skirts, shirts, T-shirts, blouses, jackets, coats, sweaters, sweatshirts, sweatpants, pants, jeans, scarves, hats, undergarments, socks, bathing suits and footwear.

RENA ROWAN

UNITED STATES	483	1/13/1984	73/460,825	3/19/1985	1,325,987	REGISTERED	25
25 - Clothing, namely blouses.
UNITED STATES	T00185US02	2/19/2002	78/109,729	1/7/2003	2,672,296	REGISTERED	025
025 - [Suits,Shirts] Dresses [Sweaters,Skirts,Pants, Shorts,Blouses,Jackets and Vests for women and misses]

RICHELIEU (Stylized)

UNITED STATES	T30028US00	9/18/1947	71/534,908	4/26/1949	0,508,978	REGISTERED	14
14 - MEN’S AND WOMEN’S JEWELRY 9NOT INCLUDING WATCHES), NAMELY, MECKLACES, BRACELETS, FINGER RINGS, ORNAMENTAL CLIPS, BROOCHES, EARRINGS AND COSTUME JEWELRY.

ROBERT RODRIGUEZ

UNITED STATES	T30511US00	2/23/2005	78/979,608	2/28/2006	3,403,712	REGISTERED	25
25 - Clothing, namely, pants, blazers, vests, dresses; outerwear, namely, coats, capes, jackets, stoles, ponchos; tops, namely, shirts, blouses, T-shirts, pull-overs, sweaters, turtlenecks, halters, tank tops; bottoms, namely, pants, capris, jodhpurs, slacks, shorts, Bermuda shorts, culottes, skirts, tunics, jumpers and wraparounds; hosiery, namely, leggings; headwear, namely, hats; mittens, and gloves; accessories, namely, shawls, scarves, belts. FIRST USE: 20040200. FIRST USE IN COMMERCE: 20040200

RR Design

UNITED STATES	T30498US00	12/3/2004	76/623,006	1/17/2006	3,044,113	REGISTERED	25
25 - Clothing, namely, dresses, skirts, shirts, T-shirts, blouses, jackets, coats, sweaters, sweatshirts, sweatpants, pants, jeans, scarves, hats, undergarments, socks, bathing suits and footwea

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
Swan Design

UNITED STATES	T30124US27	7/10/1989	73/811,815	3/13/1990	1,586,875	REGISTERED	25
25 - FOOTWEAR, PANTS, TROUSERS, JEANS, SLACKSSHORTS, SHIRTS, SWEATERS, SWEATSHIRTS, VESTS, JACKETS, BLAZERS, T-SHIRTS, BLOUSES, KNIT TOPS, SKIRTS, [BRAS AND PANTIES], [HATS], [SOCKS], [SCARVES], [OVERALLS], [SWIMSUITS], [DRESSES], [HOSIERY], [PANTY HOSE], [TIGHTS,] [STOCKINGS], [UNDERWEAR] [BRIEFS AND TOPS], [STRING BIKINIS], [TANK TOPS], [FUR HAT]S, [FUR COATS], [FUR JACKETS], [FUR STOLES], [FUR SCARVES], [GLOVES], [SWEAT SHORTS], and

Swan Design (Floating)

UNITED STATES	T30256US01	10/20/2004	78/502,718	1/2/2007	3,194,988	REGISTERED	027
027 - Home furnishings, namely, bath rugs and accent rugs in Class 27

Swan Design (line drawing) (Licenced to L’Oreal)

UNITED STATES	T30124US30	2/6/1990	74/026,358	7/9/1991	1,649,898	REGISTERED	03
03 - perfumes, perfume sprays, toilet water, toilet water sprays, body lotions and body powders

Swan Design (Round)

UNITED STATES	T30491US00	7/21/2009	77/785,602	12/29/2009	3,731,440	REGISTERED	25
25 - tops and bottoms

Swan Design Floating

UNITED STATES	T30124US24	8/9/1984	73/494,051	7/23/1985	1,350,752	REGISTERED	25
25 - WOMEN’S UNDERWEAR-NAMELY, BRIEFS, T-SHIRTS, TANK TOPS, STRING BIKINIS
UNITED STATES	T30124US25	11/29/1983	73/454,714	11/19/1985	1,371,374	REGISTERED	25
25 - SHIRTS, PANTS, TROUSERS, SKIRTS, SHORTS, JUMPSUITS, VESTS, SWEATERS, JACKETS, BLAZERS, HATS, SWEATSHIRTS, SWEAT SHORTS, AND DRESSES

Swan Design with flower

UNITED STATES	T30124US17	11/18/1978	73/192,508	5/26/1981	1,155,671	REGISTERED	25
25 - Women’s Apparel-Namely, T-Shirts, Blouses, Shirts, Jeans, Pants, Shorts, Skirts and Sweaters

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
THE EXECUTIVE SUITE

UNITED STATES	T30271US00	1/18/2005	78/549,080	12/27/2005	3,035,819	REGISTERED	035
035 - Retail clothing store services

TREZA

UNITED STATES	T30042US00	10/2/1964	72/203,204	9/28/1965	0,796,735	REGISTERED	14
14 - NECKLACES, BRACELETS AND EARRINGS.

TREZA (Stylized)

UNITED STATES	T30261US00	12/21/2004	78/536,066	1/24/2006	3,050,089	REGISTERED	035
035 - retail store services in the field of apparel, footwear, accessories, eyewear, hosiery, belts, bags, leather goods, watches and jewelry.

TREZA and Design

UNITED STATES	T30042US01	3/28/2006	78/847,663	1/23/2007	3,201,979	REGISTERED	25
25 - tops, pants and jackets

TREZA WOMAN

UNITED STATES	T30296US00	6/23/2005	78/657,214	8/15/2006	3,131,278	REGISTERED	35
35 - retail store services in the field of apparel, footwear, accessories, eyewear, hosiery, belts, bags, leather goods, watches and jewelry

TRUE FREEDOM

UNITED STATES	T30464US01	10/4/2007	77/296,126	12/2/2008	3,541,375	REGISTERED	25
25 - bottoms and topps

VANDERBILT GLORIA VANDERBILT and Swan Design (Licenced to L’Oreal)

UNITED STATES	T30124US20	4/22/1982	73/360,963	4/23/1985	1,331,536	REGISTERED	03
03 - Perfumes, Perfume Sprays, Toilet Water, Toilet Water Sprays, Body Lotions and Body Powders

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
VANDERBILT(Stylized) (Licenced to L’Oreal)

UNITED STATES	T30124US23	4/22/1982	73/360,964	5/7/1985	1,333,913	REGISTERED	3
3 - Perfumes, Perfume Sprays, Toilet Water, Toilet Water Sprays, Body Lotions and Body Powders

WEAREVER GIRL

UNITED STATES	T30519US00	7/24/2006	78/936,196	10/2/2007	3,301,469	REGISTERED	25
25 - tops, pants, skirts and dresses

END OF REPORT					TOTAL ITEMS SELECTED =		179

U.S. Registrations
Nine West Development Corp.

Owner Trademark Image	Printed: 4/7/2011 Page 1

Country:	UNITED STATES
Status:	REGISTERED

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
9 & CO.

UNITED STATES	3833/0071	7/18/1990	74/079,469	10/13/1992	1,724,670	REGISTERED	25
25 - Footwear

9 DEGREES NINE WEST

UNITED STATES	T30257US00	10/26/2004	78/506,022	12/12/2006	3,182,559	REGISTERED	25
25 - shoes and boots

9 NINE WEST

UNITED STATES	T30152US08	8/25/2004	78/473,412	4/19/2005	2,942,212	REGISTERED	009
009 - optical eyewear and sunglasses

9 of 9 logo

UNITED STATES	T30497US00	12/23/2009	77/900,344	8/3/2010	3,827,774	REGISTERED	9
9 - eyewear
UNITED STATES	T30497US01	12/23/2009	77/900,362	8/3/2010	3,827,776	REGISTERED	14
14 - jewelry and watches
UNITED STATES	T30497US02	12/23/2009	77/900,393	8/3/2010	3,827,778	REGISTERED	18
18 - handbags, purses, wallets, key cases
UNITED STATES	T30497US03	12/23/2009	77/900,432	8/3/2010	3,827,781	REGISTERED	25
25 - tops, bottoms, suits, dresses, footwear, legwear, hats, gloves, scarves and belts
UNITED STATES	T30497US04	12/23/2009	77/900,316	8/3/2010	38/277,72	REGISTERED	35
35 - retail store services

9 WEST (Word Mark)

UNITED STATES	T20007US0	2/26/1979	73/204,922	9/22/1981	1,170,312	REGISTERED	25
25 - Shoes

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
ALL IN A DAY’S WORK

UNITED STATES	T30305US00	9/12/2005	78/710,748	8/14/2007	3,280,709	REGISTERED	18
18 - Briefcase-type portfolios; Briefcases; Luggage; Pocketbooks; Satchels; Shoulder bags; Tote bags

BANDOLINO (Stylized)

UNITED STATES	3833/0121	9/20/1985	73/559,256	4/22/1986	1,391,192	REGISTERED	42
42 - Retail shoe store services.

BANDOLINO (Word Mark)

UNITED STATES	3833/0120	4/29/1960	72/096,126	5/16/1961	715,486	REGISTERED	25
25 - Ladies shoes
UNITED STATES	T00012US02	12/11/2001	78/097,705	9/7/2004	2,882,859	REGISTERED	18
18 - Handbags and clutch purses, [small leather goods], [key cases, credit cards cases, cosmetic cases sold empty, wallets, business card cases and lipstick holders]
UNITED STATES	T00012US04	6/7/2002	78/134,069	8/10/2004	2,872,569	REGISTERED	25
25 - CLOTHING, NAMELY, SKIRTS, [SUITS], SLACKS, [SHORTS], SKORTS,BLOUSES, SHIRTS, BLAZERS, [DRESSES, DUSTERS], SWEATERS, CARDIGANS, PULLOVERS, JEANS, VESTS, JACKETS, SWEATERS, CAMISOLES, CULOTTES, KNIT PANTS, KNIT TOPS; TANK TOPS, T-SHIRTS, POLO SHIRTS, DENIM JACKETS

UNITED STATES	T00012US07	1/26/2007	77/092,303	9/18/2007	3,293,434	REGISTERED	35
35 - On-line retail store services featuring shoes and handbags; Retail apparel stores; Retail store services featuring shoes, handbags, purses and sunglasses.

BANDOLINOBLU

UNITED STATES	T30143US00	9/6/2002	78/161,451	9/25/2007	3,298,647	REGISTERED	25
25 - JACKETS SLACKS SKIRTS SHORTS DRESSES JEANS

BANISTER — EASY SPIRIT

UNITED STATES	T30190US00	10/20/2003	78/315,657	2/22/2005	2,927,864	REGISTERED	35
35 - Retail store services in the field of footwear and handbags

BANISTER SHOE STUDIO

UNITED STATES	3833/0004	1/16/1996	75/043,559	3/23/1999	2,234,574	REGISTERED	42
42 - STORE SERVICES FOR FOOTWEAR, SMALL LEATHER GOODS, HANDBAGS, HOSIERY, SUNGLASSES, AND BELTS.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
BANISTER SHOE STUDIO continued . . .
UNITED STATES	3833/0005	1/13/1997	75/978,187	4/27/1999	2,242,173	REGISTERED	35
35 - RETAIL STORE SERVICES FOR FOOTWEAR, SMALL LEATHER GOODS, HANDBAGS, HOSIERY, SUNGLASSES, SOCKS, BELTS, SHOE CARE GOODS, SHOE AND BOOT BRUSHES.

BOUTIQUE 58

UNITED STATES	T30297US00	11/3/2005	78/746,336	11/13/2007	3,336,603	REGISTERED	25
25 - FOOTWEAR
UNITED STATES	T30297US01	9/23/2005	78/719,559	8/29/2006	3,135,811	REGISTERED	35
35 - Wholesale showroom services of footwear, handbags and small leather goods

BOUTIQUE 9

UNITED STATES	T30441US01	12/13/2006	77/063,427	10/28/2008	3,524,742	REGISTERED	25
25 - Footwear
UNITED STATES	T30441US05	12/21/2006	77/069,142	7/20/2010	3,822,236	REGISTERED	18
18 - Handbags

CALIFORNIA COBBLERS

UNITED STATES	3833/0131	4/1/1980	73/256,431	8/4/1981	1,163,870	REGISTERED	25
25 - Footwear

CARLTON (Stylized)

UNITED STATES	715	12/29/1947	71,552,374	5/27/1952	559,203	REGISTERED	25
25 - Men’s, women’s and children’s shoes of leather and fabric

CIRCA (Stylized)

UNITED STATES	T30487US00	6/8/1981	73/313,595	7/20/1982	1,202,134	REGISTERED	25
25 - Belts

CIRCA COMFORT 365

UNITED STATES	T30232US07	6/11/2004	78/433,894	8/7/2007	3,276,238	REGISTERED	25
25 - Footwear

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
CIRCA JOAN & DAVID

UNITED STATES	T30233US10	7/16/2003	78/274,851	10/20/2009	3,698,961	REGISTERED	25
25 - Clothing, namely, pants, suits, blouses, shirts, scarves, hosiery, jackets, footwear

CIRCA JOAN & DAVID (Stylized)

UNITED STATES	T30233US06	7/16/2003	78/274,847	10/20/2009	3,698,960	REGISTERED	25
25 - Clothing, namely, pants, suits, blouses, shirts, scarves, hosiery, jackets, footwear

CLOUD 9

UNITED STATES	T20072US0	1/16/1997	75/226,596	12/23/2003	2,797,957	REGISTERED	25
25 - Footwear.

CLOUD 9 NINE WEST

UNITED STATES	717	8/11/1998	75,534,635	9/27/2005	2,999,410	REGISTERED	18
18 - Handbags
UNITED STATES	T00033US01	6/23/1998	75/507,290	9/27/2005	2,999,409	REGISTERED	25
25 - Footwear

COMFORT 2 (Stylized)

UNITED STATES	T30243US00	10/19/2004	78/502,056	12/13/2005	3,028,423	REGISTERED	025
025 - Footwear

Daisy Design

UNITED STATES	T30232US09	5/15/2002	76/411,089	3/4/2003	2,693,058	REGISTERED	025
025 - Footwear, namely, women’s and children’s shoes, sneakers, boots, sandals and slippers

DREAMFLEX

UNITED STATES	T30476US00	12/10/2008	77/630,056	3/23/2010	3,764,842	REGISTERED	25
25 - Footwear

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
E (Stylized)

UNITED STATES	927	9/25/1997	75/979,570	11/21/2000	2,407,374	REGISTERED	25,35
25 - Footwear
35 - Retail store serviecs for footwear, shirts, jackets, t shirts, hosiery, socks. HandBags

E (Stylized) 2007

UNITED STATES	T00049US02	3/19/2007	77/134,569	10/2/2007	3,301,612	REGISTERED	35
35 - Online and retail store serviecs for footwear, shirts, jackets, t shirts, hosiery, socks. HandBags
UNITED STATES	US136878	3/21/2007	77/136,787	10/2/2007	3,301,613	REGISTERED	25
25 - Footwear

E logo long tail

UNITED STATES	T30470US00	5/9/2008	77/470,335	11/18/2008	3,534,064	REGISTERED	25
25 - Footwear
UNITED STATES	T30470US01	5/9/2008	77/470,315	11/18/2008	3,534,063	REGISTERED	35
35 - Retail store services and computerized on-line retail store services featuring shoes, apparel, outerwear, belts, handbags, jewelry, sunglasses, accessories and legwear

EACTIVE

UNITED STATES	T30494US00	10/14/2009	77/848,530	4/20/2010	3,778,100	REGISTERED	25
25 - Footwear
UNITED STATES	T30494US01	10/14/2009	77/848,560	4/20/2010	3,778,101	REGISTERED	35
35 - On-line retail store services featuring footwear

EACTIVE (Stylized)

UNITED STATES	T30494US02	10/14/2009	77/848,733	4/20/2010	3,778,102	REGISTERED	35
35 - On-line retail store services featuring footwear
UNITED STATES	T30494US03	10/15/2009	77/849,333	4/20/2010	3,778,107	REGISTERED	25
25 - footwear

EASY SPIRIT (Stylized)

UNITED STATES	3833/0040	7/26/1990	74/082,184	8/13/1991	1,653,988	REGISTERED	42
42 - Retail store services.

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EASY SPIRIT (Stylized2) (Licenced in perpetuity to U.S. Shoe/Luxottica)

UNITED STATES	3833/0041	9/6/1991	74/201,053	7/14/1992	1,700,380	REGISTERED	9
9 - Eyeglasses and frames for spectacles.

EASY SPIRIT (Stylized3)

UNITED STATES	3833/0043	6/29/1998	75/510,108	5/30/2000	2,354,092	REGISTERED	25
25 - Footwear.

EASY SPIRIT (Stylized4)

UNITED STATES	3833/0156	3/2/1987	73/647,191	12/1/1987	1,467,448	REGISTERED	25
25 - Footwear.

EASY SPIRIT (Word Mark)

UNITED STATES	T00055US04	2/25/2002	78/110,808	12/9/2003	2,792,946	REGISTERED	025
025 - CLOTHING FOR WOMEN AND MISSES, NAMELY, SKIRTS, SUITS, SLACKS, SHORTS, BLOUSES, SHIRTS, DRESSES, COATS, SWEATERS, CARDIGANS, PULLOVERS, JEANS, VESTS, JACKETS, SCARVES AND SHAWLS
UNITED STATES	T00055US06	8/19/2002	78/155,451	8/5/2003	2,747,302	REGISTERED	025
025 - Only Jackets in use as of July 27. 2009 inquiry
UNITED STATES	3833/0042	8/28/1996	75/157,085	5/13/1997	2,061,593	REGISTERED	18,25,42
18 - Handbags
25 - Footwear
42 - Retail store services for footwear and handbags.

EASY SPIRIT ANTI-GRAVITY

UNITED STATES	3833/0045	1/16/1997	75/226,595	9/7/1999	2,276,352	REGISTERED	25
25 - Footwear

EASY SPIRIT COMFORT 2 (stylized)

UNITED STATES	T30198US00	12/19/2003	78/343,733	10/18/2005	3,007,314	REGISTERED	025
025 - FOOTWEAR

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
EASY SPIRIT SLIPPERS

UNITED STATES	3833/0047	11/5/1997	75/385,095	8/10/1999	2,269,779	REGISTERED	25
25 - Slippers

EASY WEATHER

UNITED STATES	T30273US00	1/25/2005	78/553,302	5/9/2006	3,091,586	REGISTERED	025
025 - Footwear, namely, shoes and boots.

ENZO

UNITED STATES	3833/0049	12/17/1997	75/407,068	5/15/2001	2,451,270	REGISTERED	18
18 - HANDBAGS, PURSES, AND SMALL LEATHER GOODS, NAMELY, CLUTCH PURSES, KEY CASES, CREDIT CARD CASES, COSMETIC CASES SOLD EMPTY, CHANGE PURSES, WALLETS, BUSINESS CARD CASES, PASSPORT CASES, AGENDA CASES AND LIPSTICK HOLDERS

ENZO ANGIOLINI (Word Mark)

UNITED STATES	922	7/25/2000	76/095,874	12/23/2003	2,798,225	REGISTERED	14
14 - Jewelry and Watches
UNITED STATES	T30224US01	1/15/2003	78/203,392	12/16/2003	2,794,901	REGISTERED	25
25 - Outerwear namely coats, jackets and raincoats
UNITED STATES	3833/0011	11/1/1995	75/977,167	12/22/1998	2,213,513	REGISTERED	9
9 - SUNGLASSES
UNITED STATES	3833/0050	2/5/1985	73/520,872	8/27/1985	1,356,882	REGISTERED	25
25 - Shoes
UNITED STATES	3833/0051	2/8/1993	74/356,872	9/6/1994	1,852,811	REGISTERED	18,42
18 - Purses and handbags.
42 - Retail store services for purses, handbags and footwear.
UNITED STATES	3833/0291	1/27/1999	75/628,746	1/18/2000	2,309,300	REGISTERED	35
35 - Retail store services in the fields of footwear, jewelry, hair accessories, apparel, leather goods, scarves and shoe care.

FYIO FLATTER YOURSELF INSIDE AND OUT

UNITED STATES	T30461US00	5/10/2007	77/177,488	9/2/2008	3,496,673	REGISTERED	25
25 - pants

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
GAROLINI

UNITED STATES	3833/0220	1/28/1980	73/247,941	12/15/1981	1,182,240	REGISTERED	25
25 - Women’s shoes.

GAROLINI (Stylized)

UNITED STATES	3833/0219	1/6/1983	73/409,480	2/7/1984	1,266,417	REGISTERED	25
25 - Footwear

HOT 9

UNITED STATES	T30128US09	5/7/2004	78/414,790	4/19/2005	2,942,197	REGISTERED	35
35 - providing consumer information regarding trends in women’s fashion footwear, apparel and accessories via global computer network

HOT FOR SHOES

UNITED STATES	T30263US01	1/5/2005	78/542,476	6/27/2006	3,110,503	REGISTERED	035
035 - retail store services and computerized on-line retail store and website services featuring shoes, apparel, outerwear, belts, handbags, jewelry, sunglasses, accessories and legwear

J JOYCE and Design

UNITED STATES	3833/0056	8/14/1997	75/341,104	11/17/1998	2,203,831	REGISTERED	25
25 - Footwear

JD (Stylized)

UNITED STATES	T30239US00	4/10/1989	73/792,148	11/21/1989	1,567,298	REGISTERED	25
25 - Footwear

JOAN & DAVID

UNITED STATES	T30233US01	1/29/1991	74/134,599	6/30/1992	1,697,635	REGISTERED	042,018
042 - retail store services both featuring clothing including footwear, leather goods and accessories
018 - leather goods; namely, ladies’ handbags, luggage, wallets, key containers, umbrellas
UNITED STATES	T30233US04	12/8/2003	78/337,742	5/31/2005	2,957,089	REGISTERED	025
025 - shoes

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
JOAN & DAVID continued . . .
UNITED STATES	T30233US11	8/23/2004	78/471,989	11/1/2005	3,011,194	REGISTERED	025
025 - Footwear

JOAN AND DAVID

UNITED STATES	T30233US09	1/14/1981	73/292,979	1/3/1984	1,263,011	REGISTERED	025,018
025 - Scarves, belts and women’s clothing-namely, gloves, sweaters, slacks, coats, jackets, skirts, dresses, suits
018 - Handbags, namely, ladies’ handbags, and small leather articles, namely, wallets, key containers, umbrellas

JOAN HELPERN

UNITED STATES	T30241US00	10/3/1983	73/446,438	3/19/1985	1,325,974	REGISTERED	25
25 - Ladies Shoes

JOYCE

UNITED STATES	T20200US00	2/12/2008	77/394,515	8/19/2008	3,488,518	REGISTERED	25
25 - Footwear

JUST LIBBY

UNITED STATES	T30232US20	6/29/1992	74/802,109	5/30/1995	1,897,026	REGISTERED	25
25 - Footwear

K9 BY NINE WEST

UNITED STATES	T30425US00	7/12/2006	78/927,989	5/22/2007	3.244,683	REGISTERED	018
018 - Leashes, collars and clothing for dogs and carriers for dogs

LIBBY

UNITED STATES	T30232US14	1/22/1993	74/351,237	9/14/1993	1,792,712	REGISTERED	25
25 - footwear

MILLION WISHES

UNITED STATES	T30298US01	7/8/2005	78/666,350	11/6/2007	3,331,226	REGISTERED	14
14 - Jewelry and [Watches]

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
MILLION WISHES continued . . .
UNITED STATES	T30298US02	7/8/2005	78/666,385	11/6/2007	3,331,227	REGISTERED	18
18 - HANDBAGS, PURSES, AND SMALL LEATHER GOODS, NAMELY, CLUTCH PURSES, [KEY CASES], [CREDIT CARD CASES], COSMETIC CASES SOLD EMPTY, CHANGE PURSES,[ WALLETS], [BUSINESS CARD CASES], [PASSPORT CASES], [AGENDA CASES] AND [LIPSTICK HOLDERS]

UNITED STATES	T30298US03	7/8/2005	78/666,392	10/23/2007	3,320,238	REGISTERED	25
25 - SCARVES

MOOTSIES

UNITED STATES	T30232US00	7/8/1987	73/670,883	2/23/1988	1,477,841	REGISTERED	25
25 - Footwear

MOOTSIES KIDS

UNITED STATES	T30232US04	5/21/1992	74/277,557	2/2/1993	1,750,221	REGISTERED	025
025 - Footwear, namely, women’s and children’s shoes, sneakers, boots, sandals and slippers

MOOTSIES SPORT & Design

UNITED STATES	T30450US00	3/6/2007	77/123,062	7/1/2008	3,458,963	REGISTERED	25
25 - Footwear

MOOTSIES TOOTSIES

UNITED STATES	T30232US02	5/31/1989	73/803,670	2/27/1990	1,584,784	REGISTERED	025
025 - Footwear, namely, women’s and children’s shoes, sneakers, boots, sandals and slippers

MOOTSIES TOOTSIES KIDS Daisy Design

UNITED STATES	T30232US15	5/15/2002	76/411,087	2/11/2003	2,686,451	REGISTERED	25
25 - Footwear, namely, women’s and children’s shoes, sneakers, boots, sandals and slippers

NINE & CO.

UNITED STATES	943	2/13/2001	78/048,042	1/14/2003	2,675,669	REGISTERED	25
25 - SCARVES

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE & CO. continued . . .
UNITED STATES	T00145US01	5/14/2001	78/063,407	9/2/2003	2,760,248	REGISTERED	18
18 - HANDBAGS, POCKETBOOKS, SHOULDER BAGS, EVENING BAGS, STRAPS FOR HANDBAGS, COSMETIC BAGS SOLD EMPTY, TOILETRY CASES SOLD EMPTY, GROOMING CASES SOLD EMPTY, VANITY CASES SOLD EMPTY, WALLETS, BILLFOLDS, CREDIT CARD CASES, BUSINESS CARD CASES, LEATHER KEY FOBS, KEY CASES, PASSPORT CASES, COIN PURSES, CLUTCH PURSES CLUTCH BAGS, GENERAL PURPOSE PURSES, LEATHER AND NON-LEATHER DRAW STRING POUCHES TO BE USED AS HANDBAGS, BOOK BAGS, BELT BAGS, LEATHER AND TEXTILE SHOPPING BAGS SOLD EMPTY, TOTE BAGS, SADDLE BAGS, TRAVEL BAGS, ROLL BAGS, SLING BAGS, OVERNIGHT BAGS, OVERNIGHT CASES, SHOE BAGS, FOR TRAVEL, WEEKENDER BAGS, DUFFEL BAGS, SUIT BAGS, GARMENT BAGS FOR TRAVEL, GYM BAGS, BEACH BAGS, CARRY-ON BAGS, TIE CASES, WAIST PACKS, FANNY PACKS, BACKPACKS, KNAPSACKS, DIAPER BAGS, ATTACHE CASES, BRIEFCASES, DOCUMENT CASES, BRIEFCASE TYPE PORTFOLIOS, SATCHELS, SUITCASES, LUGGAGE STRAPS FOR LUGGAGE, LUGGAGE TAGS, TRUNKS, UMBRELLAS, BEACH UMBRELLAS, UMBRELLA CASES, SPORTSMEN’S HUNTING BAGS

UNITED STATES	T00145US04	10/31/2001	78/091,015	8/5/2003	2,748,784	REGISTERED	09
09 - Sunglasses, [non-prescription eyeglasses, reading glasses, clip-on frames and eye glass frames.]
UNITED STATES	T00145US08	5/15/2001	78/063,564	9/10/2002	2,619,058	REGISTERED	25
25 - FOOTWEAR
UNITED STATES	T00145US09	4/3/2002	78/119,148	6/17/2003	2,728,246	REGISTERED	25
25 - Sleepwear and robes
UNITED STATES	T00145US12	5/16/2001	78/063,827	9/24/2002	2,626,723	REGISTERED	14
14 - jewelry

NINE & COMPANY

UNITED STATES	T00145US05	10/31/2001	78/091,017	9/16/2003	2,765,670	REGISTERED	25
25 - Belts; [Legwear, namely hosiery, tights and socks;] Gloves, mittens, scarves and hats.
UNITED STATES	T00145US11	4/3/2002	78/119,153	11/29/2005	3,021,623	REGISTERED	24
24 - Bed Sheets, Pillow Cases, Pillow Shams, Blankets, Duvet Covers, Comforters, Dust Ruffles, Bed Spreads, Unfitted Fabric Furniture Slipcovers; Table Covers; Bath Mats and Towels; Curtains and Draperies

UNITED STATES	T00145US14	9/19/2002	78/165,723	9/5/2006	3,139,721	REGISTERED	021
021 - toilet utensils, namely cups, toothbrush holders, facial tissue holders and toilet tissue holders.

NINE 9 WEST

UNITED STATES	T30152US06	8/25/2004	78/473,440	4/5/2005	2,938,313	REGISTERED	025
025 - Clothing, namely, pants, skirts, dresses, jackets, coats, shirts, blouses, vests, shorts and sweaters

NINE LOVES

UNITED STATES	T30468US01	4/14/2008	77/447,168	4/21/2009	3,610,071	REGISTERED	35
35 - Customer loyalty services and customer club services, for commercial, promotional and/or advertising purposes

NINE WEST Logo

UNITED STATES	3833/0067	2/5/1993	74/355,985	4/5/1994	1,829,417	REGISTERED	18,42
18 - Handbags and purses.
42 - Retail store services for footwear, purses and handbags.

Owner Trademark Image	Printed: 4/7/2011 Page 12

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST VINTAGE AMERICA COLLECTION

UNITED STATES	T30484US02	5/4/2009	77/728,506	3/2/2010	3,756,103	REGISTERED	18
18 - Handbags

NINE WEST (Word Mark)

UNITED STATES	915	3/8/2000	75,938,942	12/11/2001	2,518,612	REGISTERED	25
25 - WEARING APPAREL FOR WOMEN NAMELY, LEATHER, KNIT AND WOVEN DRESSES, COATS, SUITS, JACKETS, BLOUSES, SHIRTS, SWEATERS, T-SHIRTS, TANK-TOPS, CAMISOLES, CARDIGANS, PULLOVERS, VESTS, PANTS, SHORTS, JEANS, SKIRTS, SCARVES AND HATS

UNITED STATES	3833/0201	8/25/1998	75/542,257	8/24/1999	2,272,307	REGISTERED	25
25 - Clothing, namely — jackets, leather coats and rainwear.
UNITED STATES	3833/0063	2/7/1992	74/245,243	6/8/1993	1,775,652	REGISTERED	18,25,42
18 - Handbags
25 - Shoes
42 - Retail store services for handbags and shoes.
UNITED STATES	3833/0064	11/1/1995	75/013,127	1/27/1998	2,133,086	REGISTERED	25,09
25 - Hosiery
09 - Sunglasses
UNITED STATES	3833/0203	8/12/1998	75/535,075	2/22/2000	2,322,474	REGISTERED	14
14 - Watches
UNITED STATES	3833/0302	12/28/1998	75/612,495	5/21/2002	2,571,795	REGISTERED	01,03,21
01 - Waterproofing chemical compounds for articles of leather.
03 - Cleaning solvents, lotions and cream for footwear, and shoes and boot polish.
21 - Shoe brushes and polishing cloths for applying solvents to be used as a scuff remover.
UNITED STATES	3833/0014	3/21/1996	75/076,480	5/18/1999	2,246,350	REGISTERED	9
9 - Sunglasses, non-prescription reading glasses, eyeglass cases,
UNITED STATES	3833/0015/US	12/2/1996	75/206,142	10/20/1998	2,198,938	REGISTERED	14
14 - Jewelry

NINE WEST 9 VINTAGE AMERICA COLLECTION & Design

UNITED STATES	T30484US00	3/24/2009	77/697,548	3/2/2010	3,756,026	REGISTERED	18
18 - Handbags
UNITED STATES	T30484US01	3/24/2009	77/697,562	12/22/2009	3,729,941	REGISTERED	25
25 - tops, bottoms, footwear, belts

NINE WEST Logo

UNITED STATES	3833/0066	4/2/1991	74/153,779	5/5/1992	1,685,412	REGISTERED	25
25 - Shoes

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
NINE WEST STUDIO

UNITED STATES	T30115US00	1/24/2002	78/104,621	6/22/2004	2,856,725	REGISTERED	25
25 - FOOTWEAR
UNITED STATES	T30115US01	5/13/2004	78/418,331	8/9/2005	2,984,262	REGISTERED	18
18 - HANDBAGS, PURSES, TOTEBAGS; SMALL LEATHER GOODS, NAMELY CLUTCH PURSES, LEATHER KEY CASES, CREDIT CARD CASES, COSMETIC CASES SOLD EMPTY, CHANGE PURSES, WALLETS, BUSINESS CARD CASES and PASSPORT CASES

NINE WEST VINTAGE AMERICA COLLECTION

UNITED STATES	T30484US03	5/4/2009	77/728,497	12/22/2009	3,729,956	REGISTERED	25
25 - belts, bottoms, footwear, tops

NINEWEST.COM

UNITED STATES	3833/0306	1/22/1999	75/625,945	10/17/2000	2,394,900	REGISTERED	35
35 - Computerized on-line retail store services featuring shoes, outerwear, belts, handbags, jewelry, sunglasses and legwear.

PAPPAGALLO (Large parrot Design)

UNITED STATES	T30231US00	8/6/2004	78/463,321	7/26/2005	2,980,017	REGISTERED	25
25 - Clothing, namely Skirts, Suits, Slacks, Shorts, Blouses, Tops, Dresses, Jackets

PAPPAGALLO (Stylized)

UNITED STATES	842	5/29/1957	72,031,022	5/19/1959	678,919	REGISTERED	25
25 - Women’s shoes

PAPPAGALLO (Word Mark)

UNITED STATES	3833/0332	10/28/1999	75/834,063	12/6/2005	3,023,949	REGISTERED	25
25 - Clothing, namely, rain wear, jackets, coats, vests, belts, socks, hosiery, blouses, skirts, shirts, pants, sweaters, t-shirts, shorts, sweatshirts, sweat pants, leggings, dresses, suits, hats, scarves and gloves.

UNITED STATES	T30192US07	3/11/2009	77/688,097	5/11/2010	3,788,449	REGISTERED	25
25 - tops and bottoms
UNITED STATES	T30192US08	3/11/2009	77/688,109	5/11/2010	3,788,450	REGISTERED	25
25 - footwear

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
PAPPAGALLO PRINCESS

UNITED STATES	T30253US00	1/26/2007	77/092,012	9/18/2007	3,293,433	REGISTERED	25
25 - Bottoms; Tops

RED CROSS

UNITED STATES	3833/0298	10/25/1973	73,004,592	10/15/1974	995,647	REGISTERED	25
25 - Ladies’ shoes.

SAM & LIBBY

UNITED STATES	T30232US19	8/6/1990	74/801,051	5/18/1993	1,772,454	REGISTERED	25
25 - Clothing; namely, T-shirts, sweat shirts, jackets, hats, caps, footwear, shirts, belts, shoes, tennis shoes, boots, sandals, and rainwear
UNITED STATES	T30232US21	9/14/1992	74/313,859	6/22/1993	1,778,203	REGISTERED	35
35 - Retail store services

SAM & LIBBY & Design

UNITED STATES	T30232US12	10/3/1983	74/085,089	6/4/1991	1,646,905	REGISTERED	25
25 - Footwear
UNITED STATES	T30232US18	8/6/1990	74/801,172	8/3/1993	1,786,205	REGISTERED	25
25 - Clothing; namely, t-shirts, sweatshirts, jackets, hats, caps, footwear, shirts, belts, shoes, tennis shoes, boots, sandals

SAM & LIBBY and HEART DESIGN

UNITED STATES	T30438US00	4/9/2007	77/151,577	12/25/2007	3,358,982	REGISTERED	25
25 - Footwear
UNITED STATES	T30438US01	3/10/2009	77/686,977	3/30/2010	3,766,257	REGISTERED	25
25 - Dresses

SELBY

UNITED STATES	865	7/21/1941	71,445,534	1/13/1942	392,773	REGISTERED	25
25 - Shoes made from leather, fabric, rubber, or combinations of these materials

Owner Trademark Image	Printed: 4/7/2011 Page 15

COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SELBY COMFORT FLEX

UNITED STATES	T15971US01	3/31/2005	78/598,922	4/4/2006	3,076,418	REGISTERED	25
25 - Footwear

SELBY SHOES (Stylized)

UNITED STATES	871	7/21/1941	71,445,535	1/13/1942	392,774	REGISTERED	25
25 - Shoes made from leather, fabric, rubber, or combinations of these matererials

SHOE WOO

UNITED STATES	T30467US00	2/28/2008	77/408,269	12/2/2008	3,541,640	REGISTERED	25
25 - Footwear
UNITED STATES	T30467US01	2/29/2008	77/409,816	12/2/2008	3,541,642	REGISTERED	35
35 - Retail Footwear, Handbags, Small leather goods, Sunglasses, Hosiery stores

SHOE WOO Stylized

UNITED STATES	T30467US02	6/6/2008	77/492,507	2/10/2009	3,573,872	REGISTERED	25
25 - Footwear
UNITED STATES	T30467US03	6/6/2008	77/492,500	2/10/2009	3,573,871	REGISTERED	35
35 - Retail Footwear, Handbags, Small leather goods, Sunglasses, Hosiery stores

SPA EASY SPIRIT

UNITED STATES	T20330US00	10/24/2007	77/311,744	4/6/2010	3,772,138	REGISTERED	25
25 - Footwear

SPA EASY SPIRIT (Stylized)

UNITED STATES	3833/0089	8/12/1996	75/148,678	5/13/1997	2,061,568	REGISTERED	25
25 - Footwear

SPIRIT LEVEL 1

UNITED STATES	T30226US00	5/27/2004	78/426,004	8/9/2005	2,983,255	REGISTERED	25
25 - Footwear

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
SPIRIT LEVEL 1 continued . . .
UNITED STATES	T30226US03	5/27/2004	78/426,323	7/19/2005	29,70,522	REGISTERED	35
35 - Providing consumer product information via the internet and on-line retail store services
UNITED STATES	T30226US12	6/7/2004	78/431,031	8/9/2005	2,983,306	REGISTERED	25
25 - socks
UNITED STATES	T30226US17	6/16/2004	78/436,124	7/19/2005	2,970,636	REGISTERED	35
35 - Retail Store Services

SPIRIT LEVEL 2

UNITED STATES	T30226US01	5/27/2004	78/426,036	8/16/2005	2,985,352	REGISTERED	25
25 - Footwear
UNITED STATES	T30226US04	5/27/2004	78/426,329	7/26/2005	2,976,126	REGISTERED	35
35 - Providing consumer product information via the internet and on-line retail store services
UNITED STATES	T30226US13	6/7/2004	78/431,039	8/9/2005	2,983,307	REGISTERED	25
25 - socks
UNITED STATES	T30226US18	6/16/2004	78/436,130	7/19/2005	2,970,637	REGISTERED	35
35 - Retail Store Services

SPIRIT LEVEL 3

UNITED STATES	T30226US02	5/27/2004	78/426,069	8/16/2005	2,985,354	REGISTERED	25
25 - Footwear
UNITED STATES	T30226US05	5/27/2004	78/426,339	7/19/2005	2,970,523	REGISTERED	35
35 - Providing consumer product information via the internet and on-line retail store services
UNITED STATES	T30226US14	6/7/2004	78/431,044	8/9/2005	2,983,308	REGISTERED	25
25 - socks
UNITED STATES	T30226US19	6/16/2004	78/436,140	7/19/2005	2,970,638	REGISTERED	35
35 - Retail Store Services

STUDIO 9 (Stylized)

UNITED STATES	T30302US00	8/2/2005	78/683,847	7/24/2007	3,269,747	REGISTERED	25
25 - Footwear

STUDIO 9 (Word Mark)

UNITED STATES	T30315US00	9/22/2003	76/557,011	2/21/2006	3,060,702	REGISTERED	25
25 - Clothing, namely, shirts, tops, tank tops, blouses, skirts, dresses

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COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
STUDIO NINE

UNITED STATES	T30319US00	9/22/2003	76/557,010	2/21/2006	3,060,701	REGISTERED	025
025 - Clothing, namely, shirts, tops, tank tops, blouses, skirts, dresses

WESTIES

UNITED STATES	3833/0095	12/9/1983	73/456,272	11/20/1984	1,306,136	REGISTERED	25
25 - Shoes
UNITED STATES	T15982US01	4/24/2002	78/123,671	3/4/2003	2,693,491	REGISTERED	035
035 - Retail store services for shoes, belts and handbags

WESTIES (NEW DESIGN & LOGO)

UNITED STATES	3833/0096	4/12/1994	74/,511,720	5/7/1996	1,973,317	REGISTERED	25,42
25 - Cl.25: Footwear [and belts]. Cl.42: Retail store services featuring footwear, belts and handbags.
42 - Retail store services featuring footwear, belts and handbags.

WESTIES (stylized 2009)

UNITED STATES	T30482US01	8/27/2009	77/814,169	4/20/2010	3,777,371	REGISTERED	25
25 - footwear

WHAT’S YOUR SPIRIT LEVEL?

UNITED STATES	T30226US07	5/27/2004	78/426,349	7/19/2005	2,970,524	REGISTERED	35
35 - Providing consumer product information via the internet and on-line retail store services
UNITED STATES	T30226US16	6/16/2004	78/436,106	7/19/2005	2,970,635	REGISTERED	35
35 - Retail Store Services

END OF REPORT					TOTAL ITEMS SELECTED =		157

Table of Contents
Foreign Applications	1
Jones Investment Co. Inc.	1
Foreign Applications	24
Nine West Development Corp.	24
Foreign Registrations	69
Jones Investment Co. Inc.	69
Foreign Registrations	189
Nine West Development Corp.	189
U.S. Applications	57
Jones Investment Co. Inc.	57
U.S. Applications	64
Nine West Development Corp.	64
U.S. Registrations	69
Jones Investment Co. Inc.	303
U.S. Registrations	323
Nine West Development Corp.	323

Schedule 3.05
Properties
Copyrights and Copyright Applications

Name of Grantor	Copyright	Registration Date	Registration Number	Country
NWD	“Signature Pattern” fabric design	9/7/2007	VA 1-626-000	U.S.
JICO	“Lion Mane” Design	5/22/2007	VA 1-415-331	U.S.
JICO	MB-1168X		VA 353-452	U.S.
JICO	MB-1177X		VA 353-453	U.S.
JICO	MB-1175X		VA 361-530	U.S.
JICO	MB-1176X		VA 361-529	U.S.
JICO	HX-2863		VAu 219-523	U.S.
JICO	MX-2859		VAu 225-060	U.S.
JICO	LX-2865		VAu 225-061	U.S.
JICO	KX-2860		VAu 225-062	U.S.
JICO	JX-2862		VAu 226-065	U.S.
JICO	CX-2858		VAu 225-064	U.S.
JICO	BX-2870		VA 225-063	U.S.
JICO	ME-8255X		VA 361-528	U.S.
JICO	ME-8254X		VA 361-527	U.S.
JICO	Savoy neck no. 146		VA 1-010-168	U.S.
JICO	Savoy no. MBR-1010		VA 1-010-167	U.S.
JICO	GMNK500GO		VA 1-010-166	U.S.
JICO	GMBR3000GO		VA 1-010-165	U.S.
JICO	Perfume pin with amy/citrine		VAu 442-077	U.S.
JICO	Perfume pin onyx stone		VAu 442-076	U.S.
JICO	Handbag pin with heart		VAu 442-075	U.S.
JICO	Checkerboard handbag pin		VAu 442-074	U.S.
JICO	Pin handbag with bottom drop		VAu 442-073	U.S.
JICO	Top handle handbag pin		VAu 442-072	U.S.
JICO	Gathered handbag pin		VAu 442-071	U.S.
JICO	Deco handbag pin, sterling & marcasite		VAu 441-936	U.S.
JICO	Handbag pin with tassel		VAu 441-935	U.S.
JICO	Perfume pin with atomizer, sterling & marcasite		VAu 441-934	U.S.
JICO	Perfume pin with tassel, sterling & marcasite		VAu 441-933	U.S.
JICO	Deco perfume pin, sterling & marcasite		VAu 441-932	U.S.
JICO	Criss-cross perfume pin, sterling & marcasite		VAu 441-931	U.S.
JICO	Perfume pin with eau de perfume, sterling/marcasite		VAu 441-930	U.S.

Name of Grantor	Copyright	Registration Date	Registration Number	Country
JICO	Perfume pin with checkerboard, sterling /marcasite		VAu 441-929	U.S.
JICO	Sandal shoe pin		VA 911-565	U.S.
JICO	Open toe		VA 911-522	U.S.
JICO	Popcorn		VA 911-521	U.S.
JICO	Jukebox		VA 911-520	U.S.
JICO	Diner		VA 911-519	U.S.
JICO	French fries		VA 911-518	U.S.
JICO	Ice cream soda		VA 911-517	U.S.
JICO	Hamburger		VA 911-516	U.S.
JICO	Ice cream cone		VA 911-583	U.S.
JICO	Hot dog		VA 911-582	U.S.
JICO	Sneaker		VA 911-581	U.S.
JICO	Loafer		VA 911-580	U.S.
JICO	Cowboy boot		VA 911-579	U.S.
JICO	High heel shoe		VA 911-573	U.S.
JICO	Frog on lily pads		VA 669-436	U.S.
JICO	Elephant		VA 669-435	U.S.
JICO	Gecko		VA 669-434	U.S.
JICO	Lion bracelet		VA 669-433	U.S.
JICO	ME-8836		VA 638-832	U.S.
JICO	MB-1562		VA 638-834	U.S.
JICO	MB-1563		VA 638-833	U.S.
JICO	Fish design		VA 564-162	U.S.
JICO	Floral bar pin		VA 564-161	U.S.
JICO	Gecko		VA 564-160	U.S.
JICO	Floral earring		VA 564-159	U.S.
JICO	Elephant ring		VA 564-158	U.S.
JICO	MB-1371		VA 530-237	U.S.
JICO	Caring pin		VA 528-294	U.S.
JICO	Goldfish ring		VA 521-866	U.S.
JICO	GB-16		VA 521-471	U.S.
JICO	GB-50		VA 521-470	U.S.
JICO	GE-53		VA 521-469	U.S.
JICO	GB-03		VA 521-468	U.S.
JICO	GB-43		VA 521-467	U.S.
JICO	Bunny rabbits		VA 475-901	U.S.
JICO	Double lion ring		VA 520-237	U.S.
JICO	Olympic jewelry group		VAu 217-058	U.S.
JICO	MMB-1		VAu 210-897	U.S.
JICO	MB-1185X		VA 373-741	U.S.
JICO	Lapel watch MWB-702-1		VA 353-299	U.S.
JICO	Lapel watch MWB-709-2		VA 353-298	U.S.
JICO	Lapel watch MWB-701-1		VA 353-297	U.S.
JICO	Lapel watch MWB-702-3		VA 353-296	U.S.
JICO	ME-8253X		VA 362-334	U.S.

Name of Grantor	Copyright	Registration Date	Registration Number	Country
JICO	ME-8248X		VA 362-333	U.S.
JICO	MB-1167XM		VA 356-844	U.S.
JICO	MB-1178X		VA 356-843	U.S.
JICO	Brooch MB-1069		VA 374-009	U.S.
JICO	MB-1169X		VA 353-771	U.S.
JICO	ME-8251X		VA 355-100	U.S.
JICO	Ring MR-1050		VA 348-198	U.S.
JICO	Ring MR-1051		VA 348-197	U.S.
JICO	Ring MR-1052		VA 348-196	U.S.
JICO	Ring MR-1055		VA 348-195	U.S.
JICO	Earring ME-8164		VA 344-706	U.S.
JICO	Earrings ME-8146		VA 344-705	U.S.
JICO	Earring ME-8165		VA 344-704	U.S.
JICO	MB-1080		VA 341-780	U.S.
JICO	Earring ME-8183		VA 377-953	U.S.
JICO	Earring ME-8208		VA 337-952	U.S.
JICO	Bracelet MBR-773		VA 337-951	U.S.
JICO	Bracelet MBR-777XA		VA 337-950	U.S.
JICO	Bracelet MBR-776XA		VA 37-949	U.S.
JICO	Earring ME-8206		VA 337-948	U.S.
JICO	Earring ME-8207		VA 337-947	U.S.
JICO	Earrings ME-8195		VA 337-946	U.S.
JICO	Earrings ME-8196		VA 337-945	U.S.
JICO	Earring ME-8218		VA 337-944	U.S.
JICO	Earring ME-8197		VA 337-943	U.S.
JICO	Earring ME-8133		VA 335-365	U.S.
JICO	Earring ME-8167		VA 335-364	U.S.
JICO	Earring ME-8122		VA 335-363	U.S.
JICO	Earring ME-8123		VA 335-362	U.S.
JICO	Earring ME-8121		VA 335-8121	U.S.
JICO	Earring ME-8129		VA 335-360	U.S.
JICO	Earring ME-8095		VA 335-359	U.S.
JICO	Earring ME-8150		VA 335-358	U.S.
JICO	Earring ME-8178		VA 335-357	U.S.
JICO	Earring ME-8151		VA 335-356	U.S.
JICO	Earring ME-8124		VA 335-355	U.S.
JICO	Earring ME-8125		VA 335-354	U.S.
JICO	Earring ME-8162		VA 335-353	U.S.
JICO	Earring ME-8148		VA 335-352	U.S.
JICO	Earring ME-8069		VA 335-351	U.S.
JICO	Earring ME-8173		VA 335-350	U.S.
JICO	Earring ME-8076		VA 335-349	U.S.
JICO	Earring ME-8161		VA 335-348	U.S.
JICO	Brooch MB-1093		VA 334-207	U.S.
JICO	Brooch MB-1007		VA 334-206	U.S.
JICO	Brooch MB-1006		VA 334-205	U.S.
JICO	Earring, pin MB-1142		VA 334-204	U.S.
JICO	Brooch MB-1017		VA 334-203	U.S.
JICO	Brooch, buckle MB-1021		VA 334-202	U.S.
JICO	Brooch, MB-1011		VA 334-201	U.S.
JICO	Brooch MB-1078		VA 334-200	U.S.

Name of Grantor	Copyright	Registration Date	Registration Number	Country
JICO	Brooch, earring, buckle MB-1018		VA 334-199	U.S.
JICO	Brooch MB-1000		VA 334-198	U.S.
JICO	Brooch MB-1079		VA 334-197	U.S.
JICO	Brooch MB-1008		VA 334-196	U.S.
JICO	Brooch MB-1090		VA 334-195	U.S.
JICO	Brooch MB-1067		VA 334-194	U.S.
JICO	Brooch, buckle MB-1097		VA 334-193	U.S.
JICO	Brooch MB-1041		VA 334-192	U.S.
JICO	Brooch MB-1046		VA 334-191	U.S.
JICO	Brooch MB-1068		VA 334-190	U.S.
JICO	Brooch MB-1066		VA 334-189	U.S.
JICO	Brooch, buckle MB-1099		VA 334-188	U.S.
JICO	Brooch, MB-1091		VA 334-187	U.S.
JICO	Brooch, MB-1042		VA 334-186	U.S.
JICO	Brooch, buckle MB-1084		VA 334-185	U.S.
JICO	Earrings, pin MB-1146		VA 334-184	U.S.
JICO	Brooch MB-1077		VA 334-183	U.S.
JICO	Pin, earrings MB-1143		VA 334-182	U.S.
JICO	Brooch MB-1098		VA 334-181	U.S.
JICO	Brooch MB-1094		VA 334-180	U.S.
JICO	Brooch MB-1002		VA 333-823	U.S.
JICO	Brooch MB-1020		VA 333-015	U.S.
JICO	Brooch, earring MB-1024		VA 333-014	U.S.
JICO	Brooch MB-1003		VA 333-013	U.S.
JICO	Brooch, earring MB-1022		VA 333-012	U.S.
JICO	Brooch MB-1016		VA 333-011	U.S.
JICO	MB-1035		VA 333-010	U.S.
JICO	MB-1023		VA 333-009	U.S.
JICO	MB-1009		VA 333-008	U.S.
JICO	Brooch, earrings, belt buckle MB-1019		VA 330-405	U.S.
JICO	Buckle, sterling silver ZA-521		VA 330-404	U.S.
JAGUSA	COMPASS PRINT		VAu000462535	U.S.
JAGUSA	LAUREN SPRING 2000		VAu000464638	U.S.
COPYRIGHT APPLICATIONS

Name of Grantor	Copyright	Application Filling Date	Application Number	Country
Jones Jeanswear	Grane” hummingbird design	2/12/2009	Application	U.S.
JICO	Be Free Poem” by Andrea Bevington	3/20/2008	Application	U.S.

Schedule 3.05(b)
Properties
Trademark License Agreements
Anne Klein
Collection XIIX, Ltd.
E. Gluck Corporation
Herman Kay, Inc.
Komar & Sons, Inc.
Leg Resource, Inc.
LF USA Inc. (formerly The Max Leather Group)
Luxottica S.r.l
Randa Luggage LLC
Vogue
Nine West
Carole Hochman Designs, Inc.
Collection XIIX, Ltd.
E. Gluck Corporation
G-III Apparel Group, Ltd.
Inter Parfums USA LLC
LF USA Inc. (formerly The Max Leather Group)
LJP International (Nine West, Sam&Libby, Mootsie Tootsie)
Philip Simon Brands Group, Inc.
Royce Too, LLC
Safilo USA, Inc.
Stylemark, Inc.
Energie
Sixty USA, Inc.
Easy Spirit
R&S Sales Company, Inc.
L.E.I.
Allure Eyewear
Ariela-Alpha International, LLC
Concept One Accessories
K-Bell
S. Rothschild & Co.
SME Consolidated Ltd
Steven Madden, Ltd
Stylemark, Inc.

Gloria Vanderbilt
Carole Hochman Designs, Inc.
SME Consolidated Ltd
GloJeans
SME Consolidated Ltd
Steve Madden Ltd.
GRANE
S. Rothschild & Co.
Jones New York
Amerex Group, Inc.
Collection XIIX, Ltd
Essex Manufacturing, Inc.
G-III Apparel Group
Herman Kay, Inc.
Hudson Bay Company
Leg Apparel
LF USA Inc. (Formally Cipriani Accessories/The Max Leather Group)
Madison Maidens, Inc.
Marcraft Apparel Group
Phillips Van Heusen Corporation
REM Optical Company
Randa Canada, Ltd.
Stylemark Inc.
Utex Corporation
Nine West/Napier [Canada — jewelry]
Garbo Group, Inc. with Jones Jewelry Group, Inc.
Easy Spirit, Bandolino, Pappagallo and others
U.S. Shoe / Luxottica Group S.p.A. (royalty-free and in perpetuity for eyewear)
Pappagallo Retail License Arrangements
Alma Hall, Inc.
BBL Corp.
Dachei, Inc.
Kharrat / Candis
Kharrat Enterprises
Lemieur Inc.
Marm, Inc.
Nan-Lar, Inc.
Pappagallo of Minnesota
Ruth Ecklin
Sunfer, Inc.

Susan Crawford & Mary John Payne
Travelers End Inc.
Walstar, Inc. ]
International
Al Jammaz Group (Anne Klein, JNY)
Apparel FZCO
Apparel Sp. Z O.O.
Beosport Systems, D.O.O.
Exclusive Brands International
F. & C. Lemonis S.A.
F.A. Al Hokair & Co.
Forus S.A.
Global Retail (Asia) Incorporated
GRI International Limited (Anne Klein)
GRI International Limited (Joan and David)
GRI International Limited (Nine West)
The House of Busby Limited
Industrias Piagui, S.A. De C.V. and West-Mex, S.A. De C.V.
Kurt Geiger Limited
Nine International
Park Bravo D1ş Ticaret A.Ş.
Piagui Comercial, S.A. De C.V.
Sherson Group Inc.
Starway Limited
Specialty Retail Store International Corp.
Sudo Corp. (Anne Klein)
Sung Chang Interfashion Co, Ltd.
Super Brands Ltd.
Takihyo Company, Ltd.
Toray Industries, Inc.
Andrew Marc / Marc Moto
GIII Apparel Group, Inc. to Jones Jeanswear Group, Inc.
B Brian Atwood
BKA International, Inc. to JAG Footwear, Accessories and Retail Corporation
Dockers
Levi Strauss & Co to JAG Footwear, Accessories and Retail Corporation (Boys’ Footwear)
Levi Strauss & Co to JAG Footwear, Accessories and Retail Corporation (Womens’ Footwear)

Givenchy
Givenchy Corporation to Victoria + Co Ltd. [nka Jones Jewelry Group, Inc.]
Jessica Simpson
VCJS LLC to Jones Jeanswear Group, Inc.
Live Life by Sanctuary
Sanctuary Clothing, Inc. to Jones Jeanswear Group, Inc.
Outsole Technology Patent License
E.S. Originals, Inc. to Nine West Footwear Corporation [nka JAG Footwear, Accessories and Retail Corporation]
Capezio*
Retail Brand Alliance to Nine West Footwear Corporation (royalty-free and in perpetuity for women’s footwear and retail stores for same)
The United States Shoe Corporation to Nine West Footwear Corporation (in perpetuity)

*   New owner of mark has alleged we have abandoned our rights by non-use.
Rachel Roy
Rachel Roy IP Company, LLC to Jones Apparel Group USA, Inc.
Rachel Rachel Roy
NBA Properties, Inc. to Jones Apparel Group USA, Inc.[women’s fashion wear tops]
Intercompany License Agreements [by arrangement only]
Jones Investment Co. Inc. w/Jones Apparel Group USA, Inc.
        -Anne Klein marks
Jones Investment Co. Inc. w/Nine West Footwear Corporation [nka JAG Footwear, Accessories and Retail Corporation]
        -Anne Klein marks
Jones Investment Co. Inc. w/ Norton McNaughton of Squire, Inc. [nka Jones Jeanswear]
        -Anne Klein marks
Jones Investment Co. Inc. w/ Norton McNaughton of Squire, Inc. [nka Jones Jeanswear]
        -Jones New York and Evan-Picone marks
Jones Investment Co. Inc. w/ Norton McNaughton of Squire, Inc. [nka Jones Jeanswear]
        -Moderate marks [Erika, Energie, Norton McNaughton]
Jones Investment Co. Inc. w/ Norton McNaughton of Squire, Inc. [nka Jones Jeanswear]
        -Gloria Vanderbilt marks
Jones Investment Co. Inc. w/Sun Apparel of Texas, Ltd. [transferred to Jones Apparel of Texas II, Ltd., and nka Jones Jeanswear Group]
        -l.e.i. marks
Jones Apparel Group Canada, LP w/ Jones Investment Co. Inc.
        -Jones New York
Nine West Footwear Corporation [nka JAG Footwear, Accessories and Retail Corporation] w/Nine West Development Corporation

Schedule 3.06
Disclosed Matters
NONE

Schedule 3.14
JONES APPAREL GROUP
2010-11 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
GLOBAL PROPERTY PROGRAM

All Risks Perils including Boiler & Machinery and Business Interruption	$500,000,000	$100,000 except	Factory Mutual Ins Co	7/01/2010 -	$1,131,200
		$250,000 Foreign	LP892	7/01/2011
		Garment Contractor
		or Sub-Contractor Locations

				Includes CA Earthquake premium of $55,000
				Includes New Madrid outer counties prop of $20,000
				Includes Terrorism premium of $71,637
				Excludes Canada premium of $54,724
				Excludes Taxes and Surcharges

Flood — Aggregate Per Policy Year	$250,000,000	$100,000 Per Occ

But not to exceed in the Aggregate:
Flood in High Hazard Zones	$100,000,000	$100,000 Per Occ	$100,000 deductible applies to property located in 500 Year Flood Zones
			$500,000 deductible applies to property located in 100 Year Flood Zones
Flood — Garment Contractor and/or Subcontractor Locations	$10,000,000	$100,000 Per Occ

Earth Movement — Aggregate Per Policy Year but not to exceed:	$250,000,000	5% Separate Property Damage/Time Element	Includes all locations where Time Element loss ensues, subject to a minimum of $250,000 combined all coverages, per Location except $100,000 combined all coverages, per Location for locations in California

High Hazard Zones — Annual Aggregate	$70,000,000

California — Annual Aggregate	$5,000,000

The Commonwealth of Puerto Rico	$5,000,000

Hawaii	$5,000,000

Inner Counties of the New Madrid Zone	$5,000,000

JONES APPAREL GROUP
2010-11 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
Pacific Northwest Seismic Zone
	$10,000,000	2% subject to min $100,000 Per Loc
Outer Counties of the New Madrid Zone
	$70,000,000	1% subject to min $100,000 Per Loc
All Other High Hazard Zones
	$10,000,000
Accounts Receivable	$100,000,000
Automatic Coverage	$100,000,000	90 Days to report
Automatic Coverage for Garment Contractors
and/or Subcontractors	$10,000,000	90 Days to report
Brands and Labels	Policy Limit
Coinsurance Deficiency and Currency
Devaluation	$100,000,000
Consequential Reduction in Value	Policy Limit
Data, Programs or Software and Computer	$25,000,000	Waiting period 48 Hours; 2 Day equivalent as respects loss or damage caused by the malicious introduction of a machine code or instruction, subject to minimum deductible of $250,000
Systems-Non-Physical damage Combined
Debris Removal	Policy Limit
Decontamination Costs	Policy Limit
Deferred Payments	$100,000,000
Delay in Start Up	Policy Limit
Demolition and Increased Cost of Construction	Policy Limit
Contingent Time Element (excluding Earth Movement in High Hazard Zones)	$25,000,000	But not to exceed a $10,000,000 limit per dependent time element location; Excluding Earth Movement in High Hazard Zones for locations of a direct or indirect customer, supplier, contract manufacturer or contract service provider; $100,000 combined all coverages, per Location. 30 Days
Civil Authority
Difference in Conditions	Policy Limit
Errors & Omissions	$100,000,000
Expediting Costs & Extra Expense Combined	$100,000,000
Extended Period of Liability		30 Days
Fine Arts	$100,000,000
Gross Earnings		Policy Limit
Gross Profit		12 Month Period
Ingress/Egress	$10,000,000	30 Days
Land and Water Contaminent or Pollution Cleanup,
Removal and Disposal	$50,000
Leasehold Interest	$25,000,000
Misc Personal Property — Per Location	$10,000,000
Misc. Unnamed Locations — Per Location	$25,000,000
Neighbor’s Recourse & Tenant’s Liability	$25,000,000
Non-Admitted Increased Tax Liability	$100,000,000
On Premises Services	Policy Limit

JONES APPAREL GROUP
2010-11 Schedule of Insurance

COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
Operational Testing	Policy Limit

JONES APPAREL GROUP
2010-11 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
Off Premises Storage	$10,000,000
Professional Fees	$100,000
Protection and Preservation of Property	Policy Limit
Related Reported Values	Policy Limit
Rental Insurance	Policy Limit
Research and Development	Policy Limit
Salesman Samples	$500,000
Service Interruption (PD & BI Combined)	$25,000,000	But not to exceed $5,000,000 limit for voice, data or video service Incoming services consisting of electricity, gas, fuel, steam, water, refrigeration or from the lack of incoming or outgoing voice, data or video service all by reason of any accidental occurrence to the facilities of the supplier of such service, Excluding Earth Movement in High Hazard Zones 12 Hour Waiting Period for Locations inside US, 24 Hour Waiting Period for Locations outside US
Soft Costs	$10,000,000
Tax Treatment of Profits	Policy Limit
Temporary Removal of Property	Policy Limit
Transportation		Excluded except where provided by Salesman Samples
Valuable Papers and Records	$100,000,000
Terrorism	$5,000,000	Policy Deductible
Flood Property Damage & Time Element combined
when caused by or resulting from Terorism or	$1,000,000
Non Certified Acts of Terrorism Combined
Misc. Unnamed Locations, Property Temporary
Removed, and Flood	$1,000,000
Wind Action at Locations in Hawaii, Hong Kong, Guam, Puerto Rico & Tier 1 Counties in USA		5% subject to min $100,000 Per Loc	Tier 1 counties of Alabama, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Texas and locations in Hawaii Hong Kong, Guam and the Commonwealth of Puerto Rico
Wind Action at Locations in Tier 2 Counties in USA		3% subject to min $100,000 Per Loc	Tier 2 counties of Alabama, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina and Texas

JONES APPAREL GROUP
2010-11 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
EXCESS EARTHQUAKE — New Madrid Outer Counties
Excess Earthquake for New Madrid	$25,000,000		Axis Surplus Ins Co	7/01/2010 -	$18,076.60
Earthquake Zone “Outer Counties”	Excess of $70,000,000		ECF727791-10	7/01/2011	35% Earned at Inception
as defined by the primary FM Global policy

TRIA coverage Excluded

MARINE OPEN CARGO

Ocean/Inland Transit, Any One Vessel,	$30,000,000	$25,000 Per Occ	Affiliated FM Ins. Co.	7/01/2010 -	$403,000
Below Deck/Container			OCP1243	7/01/2011	Flat Premium
					Not Subject to Adjustment

Any One Aircraft or Connecting Conveyance; “On Deck” of Any Vessel, subject to an “O Deck Bill of Lading”	$3,000,000
On Deck of Any Vessel, subject to an “O Deck Bill of Lading”
Any One Package by Mail or Parcel Post	$25,000
Any One Domestic Inland Transit	$10,000,000
Any One Barge (Other Than as a Connecting Conveyance)	$250,000

No Deductible applies to claims for FPA losses, General Average and/or Salvage Charges

Coverage included for War Risks

EXCESS MARINE CARGO	$30,000,000		Federal Insurance Company	7/01/2010 -	$21,250
	Excess of $30,000,000		258818	7/01/2011

Any one shipment, any one occurrence

JONES APPAREL GROUP
2010-11 Schedule of Insurance

				COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED		DEDUCTIBLE	NUMBER	TERM		PREMIUM
FINANCIAL PRODUCTS
Directors & Officers Liability — Primary	$25,000,000		$2,500,000 SEC	National Union Fire Ins.	6/30/2010		$699,000
			$1,500,000 EPL	023753741	6/30/2011
			$1,500,000 Other

Excess Directors & Officers Liability	$20,000,000			Federal Ins. Co.	6/30/2010		$363,480
1st Layer	Excess of $25,000,000			81021932	6/30/2011

Excess Directors & Officers Liability	$10,000,000			ACE American Ins. Co.	6/30/2010		$118,131
2nd Layer	Excess of $45,000,000			DOXG21658510007	6/30/20011

Excess Directors & Officers Liability	$10,000,000			CODA	6/30/2010		$80,000
3rd Layer — Side A XS/DIC	Excess of $55,000,000			JNY1691C	6/30/2011

Not-For-Profit Protector		$5,000,000	$15,000	National Union Fire Ins.		7/1/2010		$3,969
Jones New York in The Classroom				019714670	7/1/2011

Employment Practices Liability	$10,000,000		$350,000 - AOC	Zurich American Insurance Co.	6/30/2010		$205,000
			$350,000 - Multi/Mass/Class	EPL654797501	6/30/2011

Fiduciary Liability	$15,000,000		$100,000	Federal Ins. Co.	6/30/2010		$68,000
	Each Claim			81372947	6/30/2011

Excess Fiduciary Liability	$10,000,000			National Union Fire Ins.	6/30/2010		$33,000
	Excess of $15,000,000			023777738	6/30/2011

JONES APPAREL GROUP
2010-11 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
Special Coverage	$25,000,000	$0	National Union Fire Ins.	7/01/2008 -	$10,717
			6472398	7/1/2011
					Three Year Premium

Blanket Crime	$10,000,000	$150,000	National Union Fire Ins.	6/30/2010 -	$54,808
			019694337	6/30/2011

TRADE DISRUPTION INSURANCE	$50,000,000		Kiln Syndicate	7/01/2010 -	$427,553.20
	(95% Indemnity = $47,500,000)		B080110481E10	6/30/2011

				Commission Credit (13.5% of Premium) = ($57,719.68)
				Continuity Credit (20% of P/Y Net Premium) = ($73,359.13)
				Net Premium = $296,474.39

CONTINGENT STRIKE COVERAGE	$25,000,000	$1,000,000 Each	Lloyds of London	7/01/2007 -	$230,750
	(95% Indemnity = $23,750,000)	and Every Claim	MP51162	Continuous

				Commission Credit (6.25% of Premium) = ($14,421.88)
				Continuity Credit (15% of P/Y Net Premium) = ($34,612.50)
				Net Premium = $181,715.63

JONES APPAREL GROUP
2010-11 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
COMMERCIAL GENERAL LIABILITY		$100,000 Per Occ -	Hartford Fire Ins.	7/01/2010 -	$141,335
(Domestic)		Indemnity and	30 CSE C77402	7/01/2011
		Expense
					Plus Monthly Paid
General Aggregate — Per Location	$2,000,000				Loss Billings
Products Completed Operations Aggregate	$2,000,000
Products Completed Operations Per Occurrence	$1,000,000
Each Occurrence	$1,000,000
Personal & Advertising Injury — Per Occurrence	$1,000,000
Damage to Premises Rented to You	$1,000,000
Medical Payments Coverage — Aggregate	$10,000
General Aggregate Cap Limit	$15,000,000

Employee Benefits Liability
Per Claim	$1,000,000
Aggregate	$2,000,000

BUSINESS AUTOMOBILE POLICY			Hartford Fire Ins. Co.	7/01/2010 -	$22,104
(Domestic — All Other States)			30 CSE C77403	7/01/2011
					$120 Surcharge cost included in above
Liability (Any Automobile) — CSL	$1,000,000
Personal Injury Protection	Statutory
Uninsured/Underinsured Motorist	$1,000,000
Medical Payments — Per Person	$10,000
Comprehensive	Actual Cash Value	$1,000
Collision	Actual Cash Value	$1,000

Covered Autos — Per schedule on file with company
Additional coverages provided: Towing, Rental Reimbursement, and Drive Other Car Coverage

JONES APPAREL GROUP
2010-11 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
WORKER’S COMPENSATION		$250,000 Per	Hartford Ins Co of Midwest	7/01/2010 -	$402,670
(All Other States — Deductible Plan)		Loss Event	30 WN C77401	7/01/2011
		Indemnity, Medical
		& Expense
					Including Surcharge of: $65,427
Workers’ Compensation	Statutory

Employers Liability:					Plus Monthly Paid
Bodily Injury — Each Accident	$1,000,000				Loss Billings
Bodily Injury — By Disease Policy Limit	$1,000,000
Bodily Injury — By Disease — Each Employee	$1,000,000
Maximum Loss Provision (Basket)	$15,000,000

WORKER’S COMPENSATION		$250,000 Per Acc -	Hartford Ins Co of Midwest	7/01/2010 -	$232,080
(NY and WI — Paid Loss Ratio)		Indemnity, Medical	30 WBR C77400	7/01/2011
		& Expense
					Including Surcharge of $117,986 ($70,792 Deferred)
Workers’ Compensation	Statutory
					Plus Monthly Paid
Employers Liability:					Loss Billings
Bodily Injury — Each Accident	$1,000,000
Bodily Injury — By Disease Policy Limit	$1,000,000
Bodily Injury — By Disease Each Employee	$1,000,000
Maximum Loss Provision (Basket)	$15,000,000

JONES APPAREL GROUP
2010-11 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
CANADIAN AUTOMOBILE POLICY			The Hartford 05CON0131415	7/01/2010 - 7/01/2011	$2,140 (USD)

Third Party Liability	$1,000,000
Comprehensive Deductible		$1,000
Collision Deductible		$1,000

Automobile per schedule on file with insurance company.

CANADIAN GENERAL LIABILITY POLICY			The Hartford 05LIA0131416	7/01/2010 - 7/01/2011	$3,229 (USD)

General Aggregate — Per Location	$2,000,000
Products Completed Operations Aggregate	$2,000,000
Products Completed Operations Per Occurrence	$1,000,000
Each Occurrence	$1,000,000
Personal & Advertising Injury — Per Occurrence	$1,000,000
Damage to Premises Rented to You	$1,000,000
Medical Payments Coverage — Aggregate	$10,000
General Aggregate Cap Limit	$15,000,000

Employee Benefits Liability
Per Claim	$1,000,000
Aggregate	$2,000,000

JONES APPAREL GROUP
2010-11 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
NETWORK LIABILITY POLICY			Pacific Insurance Company, Ltd. 00MB025255210	6/30/2010 - 6/30/2011	$205,287

Data Privacy & Network Security Liability	$10,000,000	$250,000
Internet & Communications Liability	$10,000,000	$250,000
Notification Expense	$3,000,000	$100,000
Crisis Management Expense	$3,000,000	$100,000
Data Privacy & Regulatory Monitoring Expense	$3,000,000	$100,000
Cyber Investigation Expense	$250,000	$25,000
Business Interruption Loss	$100,000 per hour	Waiting Period: 10 hours
	$5,000,000 Aggregate
Cyber Extortion Loss	$5,000,000	$250,000
Combined Aggregate for All Liability Coverage Parts	$10,000,000

UMBRELLA LIABILITY POLICY	$25,000,000	$25,000 SIR	Nat’l Union Fire Ins. Co. 15972441	7/01/2010 - 7/01/2011	$94,750

General Aggregate	$25,000,000
Products-Completed Operations Aggregate	$25,000,000
Each Occurrence	$25,000,000
Crisis Response	$250,000
Excess Casualty Crisis Fund	$50,000

Underlying Coverages:
General Liability $1,000,000 and $2,000,000 General Aggregate
Personal/Advertising Injury $1,000,000
Employers Liability:
Each Accident $1,000,000
Disease Policy Limit $1,000,000
Disease Each Employee $1,000,000
Automobile Liability — $1,000,000
Foreign Liability $1,000,000 (Premises/Products, Auto, Employers Liability)
Employee Benefits Liability $1,000,000
Canadian General Liability $2,000,000
Canadian Auto $2,000,000
Non-Owned Aircraft $5,000,000

JONES APPAREL GROUP
2010-11 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
EXCESS LIABILITY POLICY	$50,000,000		Liberty Insurance Underwriters Inc EXCNY1988922	7/01/2010 - 7/01/2011	$51,500
					Includes $1,500 TRIA Charge

General Aggregate	$50,000,000
Each Occurrence	$50,000,000

Excess of $25,000,000 Each Occurrence and Aggregate

EXCESS LIABILITY POLICY	$25,000,000		St. Paul Fire & Marine QI06400960	7/01/2010 - 7/01/2011	$21,250

General Aggregate	$25,000,000
Each Occurrence	$25,000,000

Excess of $75,000,000 Each Occurrence and Aggregate

JONES APPAREL GROUP
2010-11 Schedule of Insurance

COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
INTERNATIONAL PACKAGE LIABILITY POLICY			ACE American Insurance Co. PHF D37500872	7/01/2010 - 7/01/2011	$40,159

Territory — Anywhere in the World excluding the United States, its territories & possessions and Puerto Rico. Also, any countryor jurisdiction which is subjected to trade and economic sanctions imposed by the US

INTERNATIONAL THIRD PARTY LIABILITY

Bodily Injury & Property Damage — Each Occurrence
Aggregate of $2,000,000	US $1,000,000
Personal Injury/Advertising Liability — Each Occurrence Aggregate	US $1,000,000
Premises Legal Liability Limit — Each Occurrence and Aggregate	US $1,000,000
Medical Expense Limit	US $10,000
Employee Benefit Liability	US $1,000,000

War or Terrorism Action Exclusion Applies

INTERNATIONAL AUTOMOBILE DIC/EXCESS LIABILITY

Excess/DIC, BI/PD (Combined Single Limit)	US $1,000,000
Medical Expenses — each person	US $10,000
Medical Expenses — each accident	US $20,000
Hired Auto Physical Damage — any one accident	US $25,000
Hired Auto Physical Damage — any one policy period	US $25,000

War or Terrorism Action Exclusion Applies

JONES APPAREL GROUP
2010-11 Schedule of Insurance

COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
FOREIGN VOLUNTARY WORKER’S COMPENSATION/EMPLOYERS LIABILITY

Employers Liability:
Bodily Injury by accident/each accident	US $1,000,000
Bodily Injury by disease/policy limit — Incl Endemic Disease	US $1,000,000
Bodily Injury by disease/each employee — Incl Endemic Disease	US $1,000,000
Executive Assistance Services — Incl. Repatriation	US $1,000,000
Employee AD&D — per covered persons	US $25,000
Aggregate	US $1,500,000

US/Canadian Employees or Volunteers — State of Hire
Third Country Nationals — Country of Hire
Local Nationals — Employers Liability only

War or Terrorism Action Exclusion Applies

The following coverages are also included as part of the Foreign Package: Accidental Death & Dismemberment, Kidnap and Extortion, Employee Hishonesty and Money and Securities.

NON-OWNED AVIATION LIABILITY			Commerce & Industry Insurance Company AV185591606	7/01/2010 - 7/01/2011	$4,003
Includes $345 for War Liability and $207 applicable to TRIA

Single Limit Bodily Injury — Each Occurrence	$5,000,000
Medical Expense — Each Person	$5,000

Covers any non-owned aircraft (excluding rotorwing aircraft) with seating capacity not exceeding 30

JONES APPAREL GROUP
2010-11 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
ENVIRONMENTAL LIABILITY			Steadfast Ins. Co. EPC291231104	6/30/2010 -	$95,120 6/30/2013
					Plus applicable surplus lines taxes
Each Loss	$15,000,000	$50,000 Each Loss			Includes TRIA charge of 1%
Total All Losses	$15,000,000

Coverage A: Third Party Environmental Liability
Coverage B: First Party Cleanup

Covered Properties — USA:
1. 11201 Armour, El Paso, TX (rear)	Retro Date 1/01/2001
2. 11201 Armour, El Paso, TX (front)	Retro Date 7/28/1998
3. 924 Newark Ave., Jersey City, NJ	Retro Date 7/28/1998
4. 10 New Road, Providence, RI	Retro Date 12/01/2001

Covered Properties — Mexico:
1. PAMI 2, Flor de Loto Y Eglontinas, S/N Villaa Jardin, Cuidad Lerdo, Durango, Mexico	Retro Date 7/28/1998
2. PAMI 3 and 4 Periferico Libramiento, Gomez Palacio-Lerdo-KM 11, Cuidad Lerdo, Durango, Mexico	Retro Date 7/28/1998
3. Greater Durango (Laundry) Blvd, Jose Ma. Patoni no. 5000 L-19 y 20 Ciudad Industrial C.P. 34229 Durango Mexico	Retro Date 9/01/2000
4. Calzada Constitution y Calle Oaxaca San Luis Rios Colorad, Sonora Mexico	Retro Date 8/01/2002
5. Exportex; Calzada Constitution y Calle Oaxaca San Luis Rios Colorado, Sonora Mexico	Retro Date 8/01/2002

JONES APPAREL GROUP
2010-11 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
SURETY BONDS

Kim M. O’Byrne-Rozman Notary Bond #103824237 Commonwealth of PA	$3,000		Travelers #103824237	6/25/2007 - 6/25/2011	$100

Jones Apparel Group USA, Inc. Professional Soliciters Bond State of Massachusetts	$25,000		Fidelity & Deposit Co of MD #8823875	1/1/2011 - 12/31/2011	$250

Jones Apparel Group USA, Inc. Professional Soliciters Bond State of Maine	$25,000		Fidelity & Deposit Co of MD #8823876	11/30/2010 - 11/30/2011	$150

JONES APPAREL GROUP
2010-11 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
Jones Apparel Group USA, Inc. Professional Soliciters Bond State of Alabama	$10,000		Fidelity & Deposit Co of MD #8823877	10/28/2010 - 9/30/2011	$100

Victoria + Co., Ltd. Importer Bond	$200,000		Safeco Ins. Co. of America #50429006	6/08/2010 - 6/7/2011	$1,250

JAG Footwear, Accessories and Retail Customs Bond	$200,000		Fidelity & Deposit Co of MD. #091118008	1/1/2011 - 12/31/2011	$1,200

Jones Jeanswear Group Importer Broker Customs Bond	$4,600,000		Fidelity & Deposit Co of MD #101220010	1/28/2011 - 1/27/2012	$41,400

Jones Apparel Group USA, Inc. Customs Bond	$10,000,000		Safeco Ins. Co. of America #090105001	2/28/2011 - 2/27/2012	$87,500

JAG Footwear, Accessories and Retail Corp. Importer Customs Bond	$6,000,000		Safeco Ins. Co. of America #101220011	1/28/2011 - 1/27/2012	$52,500

JONES APPAREL GROUP
2010-11 Schedule of Insurance

			COMPANY AND POLICY
COVERAGE	LIMITS AFFORDED	DEDUCTIBLE	NUMBER	TERM	PREMIUM
CONTRACTUAL INDEMNIFICATION (“LPT” FOR NINEWEST OHIO DWRF LIABILITITES	Unlimited		Illinois Union Ins. Co. (ACE) #RLOG2059707-0	10/01/00 - Until Cancelled	$2,550,000 Plus $76,500 Surplus Lines Tax

No deductilbe

CONTRACTUAL INDEMNIFICATION (“LPT”) FOR NINEWEST WORKERS	A) $868,349		Nati’l Union Fire Ins Co. #1218486	06/15/00 - Until Cancelled	A) $675,000
COMPENSATION LIABILITIES	B) $9,407,000		Nat’l Union Fire Ins Co. #1218486		B) $4,655,000

No Deductible

A) Liberty Mutual claims from 5/24/95 to 6/30/96
B) CNA claims from 7/01/96 to 6/30/99

CONTRACTUAL INDEMNIFICATION FOR NINEWEST OHIO SELF-INSURED WORKERS COMPENSATION LIABILITIES (“LPT”	$600,000		Starr Excess International Ins. Co. #1218485	06/15/00 - Until Cancelled	$340,000

No Deductible
Gates MacDonald Claims from 10/1/95 to 9/30/00

CONDEMNATION/LOSS OF RENTS INSURANCE	Not to exceed $450,888,588		Chubb Custom Ins. Co. 79475973	2/28/1997 - 3/1/2022	$265,200

Professional Liability Exclusion

Schedule 3.15
Capitalization and Subsidiaries

	State/Country of			Shares Issued and
Name of Corporation	Incorporation	Type of Shares	Shares Authorized	Outstanding
Exportex de Mexico, S.A. de C.V.	Mexico	Common	1,000	1,000
JAG Footwear, Accessories and	New Jersey	Common	1,000	100
Retail Corporation
The Jones Group Inc.	Pennsylvania	Common	201,000,000	87,474,271*
Jones Apparel Group Canada, LP	Canada			Jones Canada, Inc. owns .1% and Jones Apparel Group Canada ULC owns 476 partnership units
Jones Apparel Group Canada ULC	Canada	Common	100,000,000	171,500
Jones Apparel Group Holdings, Inc.	Delaware	Common	1,000	1,000
Jones Apparel Group USA, Inc.	Delaware	Common	1,000	100
Jones Canada, Inc.	Canada	Common	Unlimited	100
Jones Distribution Corporation	Delaware	Common	200	200
Jones Group Spain, The	Spain	Common (Euro)	3,100	3,100
Jones Holding Inc.	Delaware	Common	1,000	100
Jones International Limited	Hong Kong	Common	100	100
Jones Investment Co. Inc.	Delaware	Common	200	100
Jones Jeanswear Group, Inc.	New York	Common	15,000	10,000
		Preferred A	200,000	200,000
		Preferred B	100,000	100,000
Jones Jeanswear Group — Egypt, LLC	Egypt	Common (EP)	50,000	50,000
Jones Jewelry Group, Inc.	Rhode Island	Common	50,000	3,405
Jones Management Service Company	Delaware	Common	1,000	1,000
Moda Nicola International LLC	Delaware	Membership Interests	1,000	1,000
Nine West Development Corporation	Delaware	Common	3,000	1,000
Rachel Roy IP Company LLC	Delaware	Membership Interests		Jones Investment Co. Inc. holds 50% membership interests; Royale Etenia LLC (a non-subsidiary Delaware LLC) holds 50% membership interests

**	As of the close of business on 3/23/2011

Schedule 3.18
Credit Card Arrangements
Jones Apparel Group USA, Inc.
1.	American Express
2.	First Data (Visa/Mastercard) [Bank of America Merchant Services, LLC]
3.	Discover Financial Services
Jones Apparel Group Canada, LP
1.	American Express (5 locations only)
2.	Moneris Solutions Corporation and Royal Bank of Canada (Visa/Mastercard)

Schedule 6.01
Existing Indebtedness

JONES APPAREL GROUP, INC.
SCHEDULE OF DEBT
APRIL 4, 2009

		Oustanding
		Principal
Senior Notes:	Interest Rate	Balance
Jones Apparel Group USA, Inc.
4.25% $250 Million Senior Notes due 2009	4.250%	$249,971,233
5.125% $250 Million Senior Notes due 2014	5.125%	249,881,875
6.125% $250 Million Senior Notes due 2034	6.125%	249,624,155

Total JAG USA Senior Notes		$749,477,263

		Short Term	Long Term	Total
		Principal	Principal	Principal
Capital Leases:	Interest Rate	Balance	Balance	Balance
Jones Apparel Group USA, Inc.
Capital Leases (Equipment)	Various	$6,629	$16,525	$23,154

Jones Distribution Corporation
Capital Lease (Virginia warehouse)	Various	914,538	20,367,054	21,281,592

Jones Management Service Company
Capital Leases (Computer Equipment)	Various	1,428,293	719,895	2,148,188
Capital Lease (Bristol 180 building)	Various	544,701	7,657,090	8,201,791

Nine West Footwear Corporation
Capital Leases (Equipment)	Various	3,429	10,643	14,072

Total CAPITAL LEASES		$2,897,590	$28,771,207	$31,368,797

Schedule 6.02
Existing Liens

Debtor	Jurisdiction	Filing No.	Registration No.	Secured Party	Collateral
Victoria & Co. Ltd	Rhode Island	2007 05692270		TRoFS Limited
All of the following property that has been sold or will be sold from time to time by Debtor to Secured Party pursuant to the terms and conditions of a Receivables Purchase Agreement between Debtor and Secured Party: (i) all right title and interest of the Debtor in, to and under any and all rights to present and future payments of amounts due and payable, whether due now or payable in the future, (including any entitlement to late payment interest) as a result of a contract or contracts between Debtor and [Kohl’s Department Stores] (“Customer”) for the supply of goods and/or services to Customer, whether or not earned by performance (“Accounts Receivable”), and the related obligations of Customer to pay an agreed amount in respect of such Accounts Receivable (“Payment Obligations”), in each case that Debtor sells to Secured Party; (ii) all right, title and interest of Debtor in, to and under selected actions of a Customer Managed Services Agreement governing Customer’s participation in the electronic workflow management, database and operational accounting system through which details and the status of all Accounts Receivables and the related Payment Obligations purchase by Secured Party shall be recorded, as amended or supplemented from time to time; and (iii) all proceeds of the foregoing.

Jones Apparel Group Canada Inc. (Jones Apparel Group Canada, LP)	Québec		02-0051618-0001	2411-7970 Quebec Inc.
The movable property, fixtures, furniture, equipment. Inventory and other movable property located in the lease premise situated as 3981 St-Laurent Boulevard, Suite 215, Montreal, Quebec [$20,000.00 with interest at prime rate plus 5%].

Debtor	Jurisdiction	Filing No.	Registration No.	Secured Party	Collateral
Jones Apparel Group Canada, LP	Québec		05-0290899-0004	Marcarko Ltée
The universality of all of the movable properties being from time to time located in the premises situated at 555 Chabanel Street West, Suite 510, Montreal, Quebec, H2N 2H8, including, without limitation, machinery, equipment, furniture, commercial layouts, inventory, merchandise, stock, claims and any insurance proceeds with respect of said property, as well as any similar property which could have been situated on the premises at any time whatsoever since the beginning of the term.

Jones Apparel Group Canada, LP	Ontario	649587942	20081029 1956 1531 9415	CBSC Capital	“Equipment” and “Other”

Jones Apparel Group Canada, LP	Ontario	616859991	20050711 1454 15306695	Toyota Credit Canada Inc.	“Goods”, “Equipment”, “Other”, “Motor Vehicle Included” and “Other” Motor Vehicle: VIN 5PVNC6JM252S10600

Jones Apparel Group Canada Inc.	Ontario	613207323	20050308 1435 16165885	Toshiba Finance	“Equipment” and “Other” Geeral Collateral Description: Photocopiers

McNaughton Apparel Group Inc.	New York	064102 200511081197831 200511101203196		Bank of America, N.A.	“Equipment” generally described as One Eighth (1/8th) Undivided Interest of a Beechjet 400A, s/n RK-305, N693TA with Two (2) Pratt & Whitney JT 15D-5 engines sin JA 0375 & JA 0374

Nine West Footwear Corporation	Delaware	41499526		IBM Credit LLC
All of the following equipment together with all related software, whether now owned or hereafter acquired and wherever located (all as more fully described on IBM Credit LLC Supplement(s) #B60402): IBM Equipment Type 9993 W14236 All additions, attachments, accessories, accessions and upgrades thereto and any and all substitutions, replacements or exchanges for any such item of equipment or software and any and all proceeds of any of the foregoing, including, without limitations, payments under insurance or any indemnity or warranty relating to loss or damage to such equipment and software. IBM Credit LLC files this notice as a precautionary filing. See UCC 9-505. (06/01/04)

Nine West Footwear Corporation	Delaware	41518960		IBM Credit LLC
All of the following equipment together with all related software, whether now owned or hereafter acquired and wherever located (all as more fully described on IBM Credit LLC Supplement(s) #B60402): IBM Equipment Type 9993

Debtor	Jurisdiction	Filing No.	Registration No.	Secured Party	Collateral

W14236 All additions, attachments, accessories, accessions and upgrades thereto and any and all substitutions, replacements or exchanges for any such item of equipment or software and any and all proceeds of any of the foregoing, including, without limitations, payments under insurance or any indemnity or warranty relating to loss or damage to such equipment and software. IBM Credit LLC files this notice as a precautionary filing. See DCC 9-505. (06/02/04)

Nine West Footwear Corporation	Delaware	2007 1635456		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0326136-003; 005-0326136-004

Nine West Footwear Corporation	Delaware	2007 1716710		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0326136-002

Nine West Footwear Corporation	Delaware	2007 3582722		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #005-0326136-006

Nine West Footwear Corporation	Delaware	2007 4051586		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0326136-007

Nine West Footwear Corporation	Delaware	2007 4535083		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0326136-009

Nine West Footwear Corporation	Delaware	2007 4699756		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0326136-010

Debtor	Jurisdiction	Filing No.	Registration No.	Secured Party	Collateral
Nine West Footwear Corporation	Delaware	2008 3316708		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0326136-013

Nine West Footwear Corporation	Delaware	2009 00357779		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0326136-014

Jones Apparel Group	New York	2004 02245145803		CIT Technology Financing Services, Inc.
Mita C2030 Copier Serial #T3000803 Mita 6300 Copier Serial #Z3004222 “plus all other types of office equipment and products, computers, security systems and other items of equipment now and hereafter leased to and/or financed for Debtor/Lessee by Secured Party/Lessor, and including all replacements, upgrades and substitutions hereafter occurring to all of the foregoing equipment and all now existing and future attachments, parts, accessories and add-ons for all of the foregoing items and types of equipment, and all proceeds and products thereof.”

Jones Apparel Group	New York	2008 02150130490		Timepayment Corporation	QTY 2 Pure Elegance Water Equipment PHSI S/N — 099099, 099087 QTY 1 Vertex Water Equipment Counter Top S/N — 0011254

Jones Management Service Company	Delaware	2007 0184225		IBM Credit LLC
All of the following equipment together with all related software, whether now owned or hereafter acquired and wherever located (all as more fully described on IBM Credit LLC Supplement(s) #D35443): IBM Equipment Type BFK889 All additions, attachments, accessories, accessions and upgrades thereto and any and all substitutions, replacements or exchanges for any such item of equipment or software and any and all proceeds of any of the foregoing, including, without limitations, payments under insurance or any indemnity or warranty relating to loss or damage to such equipment and software. IBM Credit LLC files this notice as a precautionary filing. See UCC 9-505. (01/15/07) UCC Log Number:

CPD00D35443 4758505

Jones Management Service Company	Delaware	2007 1948222 2008 0573251		Wells Fargo Equipment Finance, Inc.	Supplement # D00D56920

Debtor	Jurisdiction	Filing No.	Registration No.	Secured Party	Collateral
Jones Management Service Company	Delaware	2007 2496494 20080151389		Wells Fargo Equipment Finance, Inc.	Supplement # D00D75384

Jones Management Service Company	Delaware	2007 3287975		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-03 0

Jones Management Service Company	Delaware	2007 3664561 20080151405		Wells Fargo Equipment Finance, Inc.	Supplement # D00F00000, D00F00036

Jones Management Service Company	Delaware	2007 3699898 2008 0151397		Wells Fargo Equipment Finance, Inc.	Supplement # D00F00014

Jones Management Service Company	Delaware	2007 3700522		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-035

Jones Management Service Company	Delaware	2008 0292654		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-040

Jones Management Service Company	Delaware	2008 0596872		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-041

Jones Management Service Company	Delaware	2008 1054558		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-042

Debtor	Jurisdiction	Filing No.	Registration No.	Secured Party	Collateral
Jones Management Service Company	Delaware	2008 1336385		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-043

Jones Management Service Company	Delaware	2008 2371811		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-045

Jones Management Service Company	Delaware	2008 3481056		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-048

Jones Management Service Company	Delaware	2008 4172498		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-049

Jones Management Service Company	Delaware	4273703 1		Canon Financial Services, Inc.	Equip Desc: Copier, Quantity: 1, Model: IR3300, Serial#: MPH72340, License#: , Equip#: , Asset Detail: Equip Desc: Copier, Quantity: 1, Model: IR3300, Serial#:
MPH72305, License#: , Equip#: , Asset Detail:
Equip Desc: Peripheral, Quantity: 1, Model: ECopy, Serial#:
GI04044604, License#: , Equip#: , Asset Detail:
Equip Desc: Peripheral, Quantity: 1, Model: ECopy, Serial#:
GI04044598, License#: , Equip#: , Asset Detail:
Equip Desc: Copier, Quantity: 1, Model: IR6000, Serial#:
NSN18982, License#: , Equip#: , Asset Detail:
Equip Desc: Peripheral, Quantity: 1, Model: ECopy, Serial#:
GK04063265, License#: , Equip#: , Asset Detail:

Debtor	Jurisdiction	Filing No.	Registration No.	Secured Party	Collateral
Jones Management Service Company	Delaware	6002086 7		IBM Credit LLC
All of the following equipment together with all related software, whether now owned or hereafter acquired and wherever located (all as more fully described on IBM Credit LLC Supplement(s) #C82088): IBM Equipment Type 2005 2145 3584 3588 9992 All additions, attachments, accessories, accessions and upgrades thereto and any and all substitutions, replacements or exchanges for any such item of equipment or software and any and all proceeds of any of the foregoing, including, without limitations, payments under insurance or any indemnity or warranty relating to loss or damage to such equipment and software. IBM Credit LLC files this notice as a precautionary filing. See UCC 9-505. (01/04/06)

Jones Management Service Company	Delaware	6000992 8		IBM Credit LLC
All of the following equipment together with all related software, whether now owned or hereafter acquired and wherever located (all as more fully described on IBM Credit LLC Supplement(s) #C82169): IBM Equipment Type 7014 7212 7 310 7316 9113 91199992 9SSR All additions, attachments, accessories, accessions and upgrades thereto and any and all substitutions, replacements or exchanges for any such item of equipment or software and any and all proceeds of any of the foregoing, including, without limitations, payments under insurance or any indemnity or warranty relating to loss or damage to such equipment and software. IBM Credit LLC files this notice as a precautionary filing. See UCC 9-505. (01/03/06)

Jones Management Service Company	Delaware	5126421 8		Canon Financial Services, Inc.
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-016

Jones Management Service	Delaware	5063541 8		Canon Financial Services, Inc.
Equip Desc: Copier, Quantity: 1, Model: IR5020, Serial#:
JCT18773, License#: , Equip#: ,Asset Detail:
Equip Desc: Copier, Quantity: 1, Model: IR4570, Serial#:
KFP01214, License#: , Equip#: ,Asset Detail:

Jones Management Service Company	Delaware	4364684 3		Canon Financial Services, Inc.
Equip Desc: Copier, Quantity: 1, Model: IR6000, Serial#:
NSN19711, License#: , Equip#: ,Asset Detail:
Equip Desc: Peripheral, Quantity: 1, Model: ECopy, Serial#:
IT04121322, License#: , Equip#: ,Asset Detail:
Equip Desc: Copier, Quantity: 1, Model: IR3300, Serial#:
MPH74934, License#: , Equip#: ,Asset Detail:

Debtor	Jurisdiction	Filing No.	Registration No.	Secured Party	Collateral
Jones Management Service Company	Delaware	6011309 2		IBM Credit LLC
All of the following equipment together with all related software, whether now owned or hereafter acquired and wherever located (all as more fully described on IBM Credit LC Supp1ement(s) #C84149): IBM Equipment Type 1740 1815 2101 3584 3589 All additions, attachments, accessories, accessions and upgrades thereto and any and all substitutions, replacements or exchanges for any such item of equipment or software and any and all proceeds of any of the foregoing, including, without limitations, payments under insurance or any indemnity or warranty relating to loss or damage to such equipment and software. IBM Credit LLC files this notice as a precautionary filing. See UCC 9-505. (01/11/06)

Jones Management Service Company	Delaware	6110766 3		IBM Credit LLC
All of the following equipment together with all related software, whether now owned or hereafter acquired and wherever located (all as more fully described on IBM Credit LC Supplement(s) #C92037): IBM Equipment Type BDP297 9SSR All addidons, attachments, accessories, accessions and upgrades thereto and any and all substitutions, replacements or exchanges for any such item of equipment or software and any and all proceeds of any of the foregoing, including, without limitations, payments under insurance or any indemnity or warranty relating to loss or damage to such equipment and software. IBM Credit LLC files this notice as a precautionary filing. See UCC 9-505. (04/03/06) UCC Log Number: CPD00C92037 4758505

Jones Management Service Company	Delaware	6366089 1		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-025

Jones Management Service Company	Delaware	6411257 9		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-026

Jones Management Service Company	Delaware	6362250 3		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #003-0176661-024

Debtor	Jurisdiction	Filing No.	Registration No.	Secured Party	Collateral
Jones Management Service Company	Delaware	6271768 4		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-022

Jones Management Service Company	Delaware	6434287 9		Canon Financial Services
All equipment now or hereafter leased, sold or financed by Canon Financial Services, Inc. and all general intangibles and accounts receivable with respect to said equipment, and all replacements of, additions to, substitutions for and proceeds of the foregoing. Lease #001-0176661-028

Existing Liens on Intellectual Property

		Registration	Application		Recordation Date of
Grantor	Mark	Number	Number	Security Interest	Security Interest
Nine West Development Corporation	DAVID AND JOAN	1,508,301		Paragon Capital LLC	04/28/2000
Nine West Development Corporation	JD (stylized)	1,567,298		Paragon Capital LLC	04/28/2000
Nine West Development Corporation	JOAN & DAVID	1,697,635		Paragon Capital LLC	04/28/2000
Nine West Development Corporation	JOAN AND DAVID	1,263,011		Paragon Capital LLC	04/28/2000
		1,498,122		Paragon Capital LLC	04/28/2000
Nine West Development Corporation	JOAN AND DAVID TOO	1,508,302		Paragon Capital LLC	04/28/2000
Nine West Development Corporation	JOAN HELPERN	1,325,974		Paragon Capital LLC	04/28/2000
Nine West Development Corporation	JUST LIBBY	1,897,026		General Electric Capital Corp.†	05/02/1997
				First National Bank of Boston†	04/16/1997
Nine West Development Corporation	SAM & LIBBY (word)	1,778,203		General Electric Capital Corp.†	05/02/1997
				First National Bank of Boston†	04/16/1997
		1,772,454		General Electric Capital Corp.†	05/02/1997
				First National Bank of Boston†	04/16/1997
Nine West Development Corporation	SAM & LIBBY logo	1,786,205		General Electric Capital Corp.†	05/02/1997
				First National Bank of Boston†	04/16/1997
		1,646,905		General Electric Capital Corp.†	05/02/1997
				First National Bank of Boston†	04/16/1997
Jones Investment Co.Inc.	ALBERT NIPON	1,395,825		Chase Manhattan Bank	07/13/1999
Jones Investment Co. Inc.	ALBERT NIPON and design	1,042,953		Chase Manhattan Bank	07/13/1999
Jones Investment Co. Inc.	ALBERT NIPON SUITS	1,627,251		Chase Manhattan Bank	07/13/1999
Jones Investment Co. Inc.	ANNE KLEIN	1,613,344		Chase Manhattan Bank	07/15/1999
		1,738,435		Chase Manhattan Bank	07/15/1999
		1,016,890		Chase Manhattan Bank	07/15/1999
		1,006,943		Chase Manhattan Bank	07/15/1999
		1,074,926		Chase Manhattan Bank	07/15/1999
		1,049,090		Chase Manhattan Bank	07/15/1999

		Registration	Application		Recordation Date of
Grantor	Mark	Number	Number	Security Interest	Security Interest
		1,046,318		Chase Manhattan Bank	07/15/1999
		1,052,858		Chase Manhattan Bank	07/15/1999
		1,611,081		Chase Manhattan Bank	07/15/1999
Jones Investment Co. Inc.	ANNE KLEIN II	1,573,264		Chase Manhattan Bank	07/15/1999
		1,425,808		Chase Manhattan Bank	07/15/1999
Jones Investment Co. Inc.	ANNE KLEIN RAINWEAR	1,410,608		Chase Manhattan Bank	07/15/1999
Jones Investment Co. Inc.	ANNE KLEIN and lion	1,511,071		Chase Manhattan Bank	07/09/1999
head design
				Natwest Bank	02/17/1995
12/29/1995
Jones Investment Co. Inc.	CODEBLEU	1,334,428		Fleet Bank	04/08/1997
				Republic National Bank of NY	03/20/1995
		1,634,872		Natwest Bank	02/17/1995
12/29/1995
				Fleet Bank	04/08/1997
				Republic National Bank of NY	03/20/1995
Jones Investment Co. Inc.	COTTON SPIRIT	1,538,271		Foothill Capital Corp.*	08/06/2001
		854,224		Plaid Holdings Corp.†	10/20/1992
Jones Investment Co. Inc.	EVAN-PICONE	1,250,451		Plaid Holdings Corp.†	10/20/1992
		1,668,985		Plaid Holdings Corp.†	10/20/1992
Jones Investment Co. Inc.	G.V.Initials Design	1,171,375		Nationsbanc Commercial Corp.	09/11/1997
Jones Investment Co. Inc.	GLORIA VANDERBILT	1,699,162		Nationsbanc Commercial Corp.	09/11/1997
(signature)
		1,289,670		Nationsbanc Commercial Corp.	09/11/1997
		1,929,150		Nationsbanc Commercial Corp.	09/11/1997
		1,289,670		Nationsbanc Commercial Corp.	09/11/1997
		1,594,237		Nationsbanc Commercial Corp.	09/11/1997

		Registration	Application		Recordation Date of
Grantor	Mark	Number	Number	Security Interest	Security Interest
		1,891,168		Nationsbanc Commercial Corp.	08/08/1997
		1,210,561		Nationsbanc Commercial Corp.	08/08/1997
Jones Investment Co. Inc.	KASPER	1,162,830		Chase Manhattan Bank	07/13/1999
		1,016,971		Chase Manhattan Bank	07/15/1999
		1.016,891		Chase Manhattan Bank	07/15/1999
		1,032,219		Chase Manhattan Bank	07/15/1999
Jones Investment Co. Inc.		1,052,859		Chase Manhattan Bank	07/15/1999
		1,050,741		Chase Manhattan Bank	07/15/1999
		1,046,317		Chase Manhattan Bank	07/15/1999
		1,074,925		Chase Manhattan Bank	07/15/1999
		1,371,374		Nationsbanc Commercial Corp.	09/11/1997
		1,350,752		Nationsbanc Commercial Corp.	09/11/1997
Jones Investment Co. Inc.	Swan design	1,586,875		Nationsbanc Commercial Corp.	09/11/1997
		1,649,898		Nationsbanc Commercial Corp.	09/11/1997
		1,606,340		Nationsbanc Commercial Corp.	09/11/1997
		1,155,671		Nationsbanc Commercial Corp.	09/11/1997
Jones Investment Co. Inc.	VANDERBILT	1,331,536		Nationsbanc Commercial Corp.	09/11/1997
GLORIA VANDERBILT
and design
Jones Investment Co. Inc.	VANDERBILT	1,333,913		Nationsbanc Commercial Corp	09/11/1997

†	General Electric Credit Corp. recorded two security interests but recorded only one release.

Schedule 6.04
Existing Investments
Jones Apparel Group, Inc. and Subsidiary Investments
Money Market Investments as of 5/1/09

Jones Apparel Group USA, Inc:
BOA Columbia Money Market Reserves 238	$34,138,899.03
Citibank Columbia Money Market Reserves 1807	19,245,216.53
Suntrust Federated Prime Obligations Fund 010	75,379,920.87
PNC Blackrock Temp Fund	17,204,456.06
Suntrust Federated Gmnt Obligations Fund 005	5,534,294.94
BOA Columbia Gmnt Reserves Trust Fund 233	78,370,717.90
Citibank Columbia Gmnt Reserves Trust Fund 1809	27,311,822.89
PNC Blackrock Fed Fund #30	41,527,018.30

Total	$298,712,346.52

Investment in GRI as of 4/24/09:
Jones Apparel Group Canada, L.P	$29,641,324

Total Investments	$29,641,324

Loans and Investments to Contractors as of 4/4/09:
Jones Apparel Group USA, Inc.	$5,250,000.00
Jones Apparel Group Canada, LP	464,112.00

Total Loans and Advances to Contractors	$5,714,112.00

Investment in Rachael Roy IP Company LLC as of 4/4/2009:
Jones Investment Co. Inc.	$28,927.00

Total Investment	$28,927.00

Schedule 6.05
Asset Sales

Schedule 6.10
Existing Restrictions
1.	The Indenture

2.	Joint Venture Agreement with Royale Etenia to develop, market and license the brand Rachel Roy

3.	Shareholder Agreement with GRI

SCHEDULE 8.01
EUROPEAN COLLATERAL AGENT SECURITY TRUST PROVISIONS
1.	DEFINITIONS

1.1	Definitions

In this Schedule:

“Administrator” means any administrator appointed to manage the affairs, business and assets of any Loan Party under the Collateral Documents.

“Facility Office” means the office or offices notified by a Lender to the Administrative Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days’ written notice) as the office or offices through which it will perform its obligations under this Agreement.

“Losses” means losses (including loss of profit), claims, demands, actions, proceedings, damages and other payments, costs, expenses and other liabilities of any kind.

“Receiver” means any receiver, receiver and manager or administrative receiver appointed by the European Collateral Agent over all or any of the Collateral under the Collateral Documents whether solely, jointly, severally or jointly and severally with any other person and includes any substitute for any of them appointed from time to time.

2.	SECURITY TRUSTEE PROVISIONS

2.1	Role of the European Collateral Agent

The European Collateral Agent does not have any duties or obligations except for those duties and obligations expressly set out in the Loan Documents. In particular, the European Collateral Agent shall not be subject to the duty of care imposed on trustees by the United Kingdom’s Trustee Act 2000.

2.2	No fiduciary duties

The European Collateral Agent shall not be bound to account to any other Lender Party for any sum or the profit element of any sum received by it for its own account.

2.3	Business With the Loan Parties

The European Collateral Agent may accept deposits from, lend money to, invest in and generally engage in any kind of banking or other business with the Loan Parties and any Affiliate of the Loan Parties.

2.4	Discretions of the European Collateral Agent
(a)	The European Collateral Agent may rely on:
(i)	any representation, notice, document or other communication believed by it to be genuine, correct and appropriately authorized; and

(ii)	any statement made by a director, authorized signatory or employee of any person regarding any matters which may reasonably be assumed to be within his or her knowledge or within his or her power to verify.
(b)	The European Collateral Agent may assume that:
(i)	no Default has occurred (unless it has actual knowledge of a Default arising under Article VII of this Agreement); and

(ii)	any right vested in any other Lender Party has not been exercised.
(c)	Notwithstanding that the European Collateral Agent and one or more of the other Lender Parties may from time to time be the same entity, such entity has entered into the Loan Documents in those separate capacities. However, where the Loan Documents provide for the European Collateral Agent and the other Lender Parties to provide instructions to or otherwise communicate with one or more of the others of them, then for so long as they are the same entity it will not be necessary for there to be any formal instructions or other communication, notwithstanding that the Loan Documents provide in certain cases for the same to be in writing.

(d)	The European Collateral Agent may engage, pay for and rely on the advice or services of any attorneys, accountants, surveyors or other experts.

(e)	The European Collateral Agent may act in relation to the Loan Documents through its personnel and agents.

(f)	Except as otherwise expressly provided in the Loan Documents, the European Collateral Agent shall be and is hereby authorized to assume without inquiry, in the absence of actual notice to the contrary, that each Loan Party and the other parties to any of the Loan Documents (other than the European Collateral Agent) is duly performing and observing all the covenants and provisions contained in or arising pursuant to the Loan Documents relating to it and on its part to be performed and observed.
2.5	Required Lenders instructions
(a)	Unless a contrary indication appears in a Loan Document:
(i)	the European Collateral Agent shall act in accordance with any instructions given to it by the Required Lenders (or such other number or

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percentage of the Lenders or Lender Parties as shall be necessary under the circumstances as provided in Section 9.02 of this Agreement). If so instructed by the Required Lenders (or such other number or percentage of the Lenders or Lender Parties as shall be necessary under the circumstances as provided in Section 9.02 of this Agreement) or in the absence of an instruction from them, the European Collateral Agent shall refrain from acting or exercising any power, authority, discretion or other right vested in it as European Collateral Agent;
(ii)	the European Collateral Agent shall not be liable for any act (or omission) if it acts (or refrains from taking any action) in accordance with an instruction of the Required Lenders (or if such other number or percentage of the Lenders or Lender Parties, as shall be necessary under the circumstances as provided in Section 9.02 of this Agreement); and

(iii)	any instructions given by the Required Lenders (or such other number or percentage of the Lenders or Lender Parties as shall be necessary under the circumstances as provided in Section 9.02 of this Agreement) will be binding on all the Lenders.
(b)	The European Collateral Agent may refrain:
(i)	from acting (in accordance with the instructions of the Required Lenders or such other number or percentage of the Lenders or Lender Parties as shall be necessary under the circumstances as provided in Section 9.02 of this Agreement, or otherwise) until it has received such security and/or indemnity as it may require for any Losses (including any associated irrecoverable VAT) which it may incur in complying with the instructions; and

(ii)	from doing anything which may in its opinion be a breach of any law or duty of confidentiality or be otherwise actionable at the suit of any person.
(c)	In the absence of instructions from the Required Lenders (or such other number or percentage of the Lenders or Lender Parties as shall be necessary under the circumstances as provided in Section 9.02 of this Agreement, or otherwise), the European Collateral Agent may act (or refrain from taking action) as it considers to be in the best interest of the Required Lenders.

(d)	The European Collateral Agent is not authorized to act on behalf of a Lender (without first obtaining that Lender’s consent) in any legal or arbitration proceedings relating to any Loan Document.

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2.6	Responsibility for documentation

The European Collateral Agent is not responsible for:
(i) the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by any Lender Party, any Loan Party or any other person given in or in connection with any Loan Document; or
(ii) the legality, validity, effectiveness, adequacy or enforceability of any Loan Document or any other agreement, arrangement or other document entered into, made or executed in anticipation of or in connection with any Loan Document.
2.7	Exclusion of liability
(a)	Without limiting Clause 2.7(b) below, the European Collateral Agent will not be liable for any action taken by it under or in connection with any Loan Document, unless directly caused by its gross negligence or willful misconduct.

(b)	No Party may take any proceedings against any officer, employee or agent of the European Collateral Agent in respect of any claim it might have against the European Collateral Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Loan Document. Any officer, employee or agent of the European Collateral Agent may rely on this Clause 2.7(b).

(c)	The European Collateral Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Loan Documents to be paid by the European Collateral Agent if the European Collateral Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the European Collateral Agent for that purpose.

(d)	The European Collateral Agent shall not be under any obligation to insure any of the Collateral or any certificate, note, bond or other evidence in respect of any of them or to require any other person to maintain that insurance and shall not be responsible for any Losses which may be suffered as a result of the lack or inadequacy of that insurance.

(e)	The European Collateral Agent shall not be responsible for any Losses occasioned to the Collateral, however caused, by any Loan Party or any other person by any act or omission on the part of any person (including any bank, broker, depository, warehouseman or other intermediary or any clearing system or the operator of it), or otherwise, unless those Losses are occasioned by the European Collateral Agent’s own gross negligence or willful misconduct. In particular the European Collateral Agent shall not be responsible for any Losses which may be suffered as a result of any assets comprised in the Collateral, or any deeds or documents of title to them, being uninsured or inadequately insured or being held by it or by or

4

to the order of any custodian or by clearing organizations or their operators or by any person on behalf of the European Collateral Agent.

(f)	The European Collateral Agent shall have no responsibility to any Loan Party as regards any deficiency which might arise because such Loan Party is subject to any tax in respect of the Collateral or any income or any proceeds from or of them.

(g)	The European Collateral Agent shall not be liable for any failure, omission or defect in giving notice of, registering or filing, or procuring registration or filing of, or otherwise protecting or perfecting, the security constituted over the Collateral.
2.8	Indemnity to the European Collateral Agent
(a)	The European Collateral Agent may, in priority to any payment to the Lenders, indemnify itself out of the Collateral in respect of, and pay and retain, all sums necessary to give effect to this indemnity and to all other indemnities given to it in the other Loan Documents in its capacity as European Collateral Agent. The European Collateral Agent shall have a Lien on the security constituted over the Collateral and the proceeds of enforcement of any Collateral Documents for all such sums.

(b)	Any amount payable to the European Collateral Agent by way of fees or indemnity under any Loan Document shall include the cost of the European Collateral Agent’s management time or other resources (which will be calculated on the basis of such reasonable daily or hourly rates as the European Collateral Agent may notify to the Borrower Representative).
2.9	Additional European Collateral Agent

The European Collateral Agent may at any time appoint (and subsequently remove) any person to act as a separate security trustee or as a co-trustee jointly with it (any such person, an “Additional European Collateral Agent”):
(a)	if it is necessary in performing its duties and if the European Collateral Agent considers that appointment to be in the interest of the Lender Parties; or

(b)	for the purposes of complying with or confirming to any legal requirements, restrictions or conditions which the European Collateral Agent deems to be relevant; or

(c)	for the purposes of obtaining or enforcing any judgment or decree in any jurisdiction, and the European Collateral Agent will give notice to the Lender Parties of any such appointment.

5

2.10	Confidentiality
(a)	In acting as security trustee for the Lender Parties, the European Collateral Agent shall be regarded as acting through its syndication or agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)	If information is received by another division or department of the European Collateral Agent, it may be treated as confidential to that division or department and the European Collateral Agent shall not be deemed to have notice of it.

(c)	Notwithstanding any other provision of any Loan Document to the contrary, the European Collateral Agent is not obliged to disclose to any other person:
(i)	any confidential information; or

(ii)	any other information if the disclosure would or might in its reasonable opinion constitute a breach of any law or a breach of a fiduciary duty.
2.11	Relationship with the Lenders

The European Collateral Agent may treat each Lender as a Lender, entitled to payments under the Collateral Documents and acting through its Facility Office unless it has received not less than five Business Days’ prior notice from that Lender to the contrary in accordance with the terms of any relevant Collateral Document.

2.12	Credit Appraisal by the Lenders

Without affecting the responsibility of each Loan Party for information supplied by it or on its behalf in connection with any Loan Document, each Lender confirms to the European Collateral Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Loan Document, including:
(a)	the financial condition, status and nature of each Loan Party;

(b)	the legality, validity, effectiveness, adequacy or enforceability of any Loan Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Loan Document;

(c)	whether that Lender has recourse, and the nature and extent of that recourse, against any party or any of its respective assets under or in connection with any Loan Document, the transactions contemplated by the Loan Documents or any other agreement, arrangement or other document entered into, made or executed in anticipation of, under or in connection with any Loan Document; and

(d)	the adequacy, accuracy and/or completeness of any information provided by the European Collateral Agent, any other party or any other person under or in connection with any Loan Document, the transactions contemplated by the Loan

6

Documents or any other agreement, arrangement or other document entered into, made or executed in anticipation of, under or in connection with any Loan Document.
2.13	Security Documents
(a)	The European Collateral Agent shall accept without investigation, requisition or objection whatever title any person may have to the assets which are subject to the Collateral Documents and shall not:
(i)	be bound or concerned to examine or enquire into the title of any person; or

(ii)	be liable for any defect or failure in the title of any person, whether that defect or failure was known to the European Collateral Agent or might have been discovered upon examination or enquiry and whether it is capable of remedy or not.
(b)	Upon the appointment of any successor European Collateral Agent under Article VIII of this Agreement, the resigning European Collateral Agent shall execute and deliver any documents and do any other acts and things which may be necessary to vest in the successor European Collateral Agent all the rights vested in the resigning European Collateral Agent under the Collateral Documents.

(c)	Each of the other Lender Parties authorizes the European Collateral Agent to hold each charge or lien created pursuant to any Collateral Document or other Loan Document entered into with it in its sole name as security trustee for the International Lender Parties.
2.14	Distribution of proceeds of enforcement
(a)	To the extent that the Collateral Documents provide for the net proceeds of any enforcement to be applied against the International Secured Obligations, the European Collateral Agent shall pay them to the European Administrative Agent or the Administrative Agent and such Applicable Administrative Agent shall apply them in payment of any amounts due but unpaid under the Loan Documents, if applicable in the order set out in Section 2.18(b) of this Agreement. This shall override any appropriation made by any Loan Party.

(b)	The European Collateral Agent may, at its discretion, accumulate proceeds of enforcement in an interest bearing account in its own name.
2.15	No obligation to remain in possession

If the European Collateral Agent, any Receiver or any delegate takes possession of all or any of the Collateral, it may from time to time in its absolute discretion relinquish such possession.

7

2.16	European Collateral Agent’s obligation to account

The European Collateral Agent shall not in any circumstances (either by reason of taking possession of the Collateral or for any other reason and whether as mortgagee in possession or on any other basis):
(a)	be liable to account to any Loan Party or any other person for anything except the European Collateral Agent’s own actual receipts which have not been distributed or paid to that Loan Party or the persons entitled or at the time of payment believed by the European Collateral Agent to be entitled to them; or

(b)	be liable to any Loan Party or any other person for any principal, interest or Losses from or connected with any realization by the European Collateral Agent of the Collateral or from any act, default, omission or misconduct of the European Collateral Agent, its officers, employees or agents in relation to the Collateral or from any exercise or non-exercise by the European Collateral Agent of any right exercisable by it under the European Security Agreements unless they shall be caused by the European Collateral Agent’s own gross negligence or willful misconduct.
2.17	Receiver’s and delegate’s obligation to account

All the provisions of Clause 2.14 (above) shall apply in respect of the liability of any Receiver or Administrator or delegate in all respects as though every reference in Clause 2.14 (above) to the European Collateral Agent were instead a reference to the Receiver or, as the case may be, Administrator or delegate.

8

Execution Version
EXHIBIT A
FORM OF ASSIGNMENT AND ASSUMPTION
ASSIGNMENT AND ASSUMPTION
     This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings specified in the Amended and Restated Credit Agreement identified below (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
     For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the Credit Agreement (including Letters of Credit, Guarantees, and Swingline Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1. Assignor:

2. Assignee:

[and is an Affiliate of /Approved Fund of [identify Lender]1]

[1]	Select as applicable.
Exhibit A

1

3. Borrowers:	The Jones Group Inc., Jones Apparel Group USA, Inc., Jones Apparel Group Holdings, Inc., Jones Investment Co. Inc., Jones Jeanswear Group, Inc., Nine West Development Corporation, JAG Footwear, Accessories and Retail Corporation, Jones Jewelry Group, Inc. and Jones Apparel Group Canada, LP.

4. Administrative Agent:	JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement

5. Credit Agreement:	The $650,000,000 Amended and Restated Credit Agreement, dated as of April 28, 2011, among the Borrowers, the other Loan Parties party thereto, the Lender Parties party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

6. Assigned Interest:

Aggregate Amount of U.S.
Revolving Commitment /	Amount of U.S.
U.S.	Revolving Commitment /	Percentage Assigned of U.S.
Revolving Loans for all	U.S.	Revolving Commitment /
Lenders	Revolving Loans Assigned	U.S. Revolving Loans[2]
$	$	%
$	$	%
$	$	%

Aggregate Amount of
International A
Revolving Commitment	Amount of International A	Percentage Assigned of A
/ International A	Revolving Commitment /	International A Revolving
Revolving Loans for	International A Revolving	Commitment / International
all Lenders	Loans Assigned	Revolving Loans[3]
$	$	%
$	$	%
$	$	%

Aggregate Amount of
International B
Revolving Commitment	Amount of International B	Percentage Assigned of B
/ International B	Revolving Commitment /	International B Revolving
Revolving Loans for	International B Revolving	Commitment / International
all Lenders	Loans Assigned	Revolving Loans[4]
$	$	%
$	$	%
$	$	%

[2]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

[3]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

[4]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
Exhibit A

2

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Company, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including federal and state securities laws.
The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]
By:
Title:

Exhibit A

3

ASSIGNEE [NAME OF ASSIGNEE]
By:
Title:

Exhibit A

4

Consented to and Accepted: JPMORGAN CHASE BANK, N.A., as Administrative Agent
By
Title:

Consented to: [NAME OF ISSUING BANK], as Issuing Bank
By:
Title:

[Consented to:][5] [THE JONES GROUP INC.]
By:
Title:

[5]	To be added only if consent of the Borrower Representative is required by the terms of the Credit Agreement.
Exhibit A

5

ANNEX 1
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
     1. Representations and Warranties.
     1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by any Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
     1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to paragraph (a), (b) or (c) of Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on any Agent or any other Lender, and (v) if it is a Lender that is not a U.S. Person, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on any Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
     2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
Exhibit A

     3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.
     Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or PDF transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of New York.
Exhibit A

EXHIBIT B
FORM OF DISCOUNT NOTE

Cdn $	Date:
FOR VALUE RECEIVED, the undersigned unconditionally promises to pay on ______________, 20___, to or to the order of JPMorgan Chase Bank, N.A. (the “Holder”), the sum of Cdn$                  with no interest thereon.
     The undersigned hereby waives presentment, protest and notice of every kind and waives any defenses based upon indulgences which may be granted by the Holder to any party liable hereon and any days of grace.
     This promissory note evidences a BA Equivalent Loan, as defined in the Amended and Restated Credit Agreement, dated as of April 28, 2011, among The Jones Group Inc., a Pennsylvania corporation, Jones Apparel Group Holdings, Inc., a Delaware corporation, Jones Apparel Group USA, Inc., a Delaware corporation, JAG Footwear, Accessories and Retail Corporation, a New Jersey corporation, Jones Jewelry Group, Inc., a Rhode Island corporation, Jones Investment Co. Inc., a Delaware corporation, Jones Jeanswear Group, Inc., a New York corporation, Nine West Development Corporation, a Delaware corporation, and Jones Apparel Group Canada, LP, an Ontario limited partnership (collectively, the “Borrowers”), the other Loan Parties party thereto, the Administrative Agent and the other Lender Parties party thereto (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), and constitutes indebtedness to the Holder arising under the BA Equivalent Loan. Payment of this note shall be made at the offices of the Administrative Agent at 270 Park Avenue, 44th Floor, New York, NY, 10017. Capitalized terms used and not defined herein have the meanings given to them in the Credit Agreement.

[NAME OF CANADIAN BORROWER]
By:
Name:
Title:

Exhibit B

EXHIBIT C
FORM OF BORROWING BASE CERTIFICATE
Exhibit C

EXHIBIT D
FORM OF COMPLIANCE CERTIFICATE
COMPLIANCE CERTIFICATE
To: The Lenders parties to the Credit Agreement Described Below
     This Compliance Certificate is furnished pursuant to that certain Amended and Restated Credit Agreement, dated as of April 28, 2011 (as further amended, modified, renewed or extended from time to time, the “Credit Agreement”), among The Jones Group Inc., Jones Apparel Group USA, Inc., Jones Apparel Group Holdings, Inc., Jones Investment Co. Inc., Jones Jeanswear Group, Inc., Nine West Development Corporation, JAG Footwear, Accessories and Retail Corporation, Jones Jewelry Group, Inc. and Jones Apparel Group Canada, LP (collectively, the “Borrowers”), the other Loan Parties, the Lender Parties party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.
     THE UNDERSIGNED HEREBY CERTIFIES, ON ITS BEHALF AND ON BEHALF OF THE BORROWERS, THAT:
     1. I am the duly elected ______________ of the Borrower Representative; and
     2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Company and its Subsidiaries during the accounting period covered by the attached financial statements [and such financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes]6; and
     3. The examinations described in paragraph 2 did not disclose, except as set forth below, and I have no knowledge of (i) the existence of any condition or event which constitutes a Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate or (ii) any change in GAAP or in the application thereof that has occurred since the date of the audited financial statements referred to in Section 3.04 of the Agreement; and
     4. I hereby certify that no Loan Party has changed (i) its name, (ii) its chief executive office, (iii) principal place of business, (iv) the type of entity it is or (v) its state of incorporation or organization during or at the end of the accounting period covered by the

[6]	To be added only if this certificate is being delivered with the quarterly or monthly financial statements (pursuant to Sections 5.01(b) and 5.01(c) of the Credit Agreement).
Exhibit D

1

attached financial statements without having given to (x) the Administrative Agent the notice required by Section 4.15 of the U.S. Security Agreement or (y) any other Applicable Administrative Agent or Applicable Collateral Agent the notice required by any other Security Agreement; and
     5. [Schedule I attached hereto sets forth financial data and computations of the Fixed Charge Coverage Ratio [demonstrating compliance with the requirements of Section 6.12 of the Credit Agreement]7, all of which data and computations are true, complete and correct as of the date of this certificate; and]8
     6. Schedule II attached hereto sets forth the computation of the Average Availability that is used to calculate the Applicable Rate.
     Described below are the exceptions, if any, to paragraph 3, providing in detail, in the case of clause (i) thereto, the nature of the condition or event which constituted a Default, the period during which such condition or event existed and the action which the Borrowers have taken, are taking, or propose to take with respect to each such condition or event or in the case of clause (ii) thereto, the change in GAAP or the application thereof and the effect of such change on the attached financial statements:

     The foregoing certifications, together with the computations set forth in Schedule I and Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this _____ day of ___________, ___.

THE JONES GROUP INC., as Borrower Representative
By9:
Name:
Title:

[7]	To be added only if this certificate is being delivered during any Level 1 Minimum Availability Period.

[8]	To be added only if this certificate is being delivered with the monthly financial statements (pursuant to Section 5.01(c) of the Credit Agreement.)

[9]	To be executed by the chief financial officer, principal accounting officer, treasurer or controller of The Jones Group Inc.
Exhibit D

2

SCHEDULE I
Calculation as of _________, ____
of the Fixed Charge Coverage Ratio
Schedule I

SCHEDULE II
Calculation as of _________, ____
of the Average Availability
Schedule II

EXHIBIT E-1
FORM OF U.S. GUARANTOR JOINDER AGREEMENT
U.S. GUARANTOR JOINDER AGREEMENT
     THIS U.S. GUARANTOR JOINDER AGREEMENT (this “Agreement”), dated as of __________, ____, 20__, is entered into between ______________________, a _________________ (the “New Subsidiary”) and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”) under that certain Amended and Restated Credit Agreement, dated as of April 28, 2011, among The Jones Group Inc., Jones Apparel Group USA, Inc., Jones Apparel Group Holdings, Inc., Jones Investment Co. Inc., Jones Jeanswear Group, Inc., Nine West Development Corporation, JAG Footwear, Accessories and Retail Corporation, Jones Jewelry Group, Inc. and Jones Apparel Group Canada, LP (collectively, the “Borrowers”), the other Loan Parties party thereto, the Administrative Agent and the other Lender Parties party thereto (as the same may be further amended, modified, extended or restated from time to time, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.
     The New Subsidiary and the Administrative Agent, for the benefit of the Lender Parties, hereby agree as follows:
     1. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a U.S. Loan Party under the Credit Agreement and a “U.S. Loan Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a U.S. Loan Party and a U.S. Loan Guarantor thereunder as if it had executed the Credit Agreement. The New Subsidiary represents and warrants that all representations and warranties made by the Loan Parties under Article III of the Credit Agreement, as such representations and warranties relate to the New Subsidiary, are true and correct as of the date hereof to the same extent as though made as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date. The New Subsidiary hereby agrees to be bound by all of the terms, provisions and conditions contained in the Credit Agreement as of the date hereof, including without limitation (a) all of the covenants set forth in Articles V and VI of the Credit Agreement (to the extent applicable to it in its capacity as a U.S. Loan Guarantor and U.S. Loan Party thereunder) and (b) all of the guaranty obligations set forth in Article X of the Credit Agreement.
     2. If required, the New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents (and such other documents and instruments) as requested by the Administrative Agent in accordance with the Credit Agreement.
Exhibit E-1

     3. The address of the New Subsidiary for purposes of Section 9.01 of the Credit Agreement is as follows:
____________________
____________________
____________________
____________________
     4. The New Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the New Subsidiary upon the execution of this Agreement by the New Subsidiary.
     5. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but all of which when taken together shall constitute one and the same instrument.
     6. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lender Parties, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

[NEW SUBSIDIARY]
By:
Name:
Title:

Acknowledged and accepted: JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:
Name:
Title:

Exhibit E-1

EXHIBIT E-2
FORM OF BORROWER JOINDER AGREEMENT
BORROWER JOINDER AGREEMENT
     THIS BORROWER JOINDER AGREEMENT (this “Agreement”), dated as of __________, ____, 20__, is entered into between ______________________, a _________________ (the “New Borrower”) and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”) under that certain Amended and Restated Credit Agreement, dated as of April 28, 2011, among The Jones Group Inc., Jones Apparel Group USA, Inc., Jones Apparel Group Holdings, Inc., Jones Investment Co. Inc., Jones Jeanswear Group, Inc., Nine West Development Corporation, JAG Footwear, Accessories and Retail Corporation, Jones Jewelry Group, Inc. and Jones Apparel Group Canada, LP (collectively, the “Borrowers”), the other Loan Parties party thereto, the Administrative Agent and the other Lender Parties party thereto (as the same may be further amended, modified, extended or restated from time to time, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.
     The New Borrower and the Administrative Agent, for the benefit of the Lender Parties, hereby agree as follows:
     1. The New Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Borrower will be deemed to be a [U.S.] [Canadian] [Belgian] [English] [French] [German] [Irish] [Italian] [Netherlands] [Spanish] [Swiss]10 Borrower and a [U.S.] [Canadian] [Belgian] [English] [French] [German] [Irish] [Italian] [Netherlands] [Spanish] [Swiss] Loan Party under and for all purposes of the Credit Agreement and shall have all of the obligations of a [U.S.] [Canadian] [Belgian] [English] [French] [German] [Irish] [Italian] [Netherlands] [Spanish] [Swiss] Borrower and a [U.S.] [Canadian] [Belgian] [England] [French] [German] [Irish] [Italian] [Netherlands] [Spanish] [Swiss] Loan Party thereunder as if it had executed the Credit Agreement. The New Borrower represents and warrants that all representations and warranties made by the Loan Parties under Article III of the Credit Agreement, as such representations and warranties relate to the New Borrower, are true and correct as of the date hereof to the same extent as though made as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date. The New Borrower hereby agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement applicable to it as a [U.S.] [Canadian] [Belgian] [English] [French] [German] [Irish] [Italian] [Netherlands] [Spanish] [Swiss] Borrower and a [U.S.] [Canadian] [Belgian] [English] [French] [German] [Irish] [Italian] [Netherlands] [Spanish] [Swiss] Loan Party as of the date hereof, including without limitation all of the

[10]	Throughout the Borrower Joinder Agreement, include bracketed references to a U.S. Borrower and U.S. Loan Party, a Canadian Borrower and Canadian Loan Party, or a European Borrower and European Loan Party as appropriate.
Exhibit E-2

covenants set forth in Articles V and VI of the Credit Agreement. [Without prejudice to the generality of the foregoing, the New Borrower hereby acknowledges and agrees that it, as well as any Security Agreement delivered by it, shall be subject to the provisions of Section 9.23 (Parallel Debt) of the Credit Agreement.]11
     2. The New Borrower is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents and other certificates, documents, instruments and agreements as required by the Administrative Agent in accordance with the Credit Agreement.
     3. The address of the New Borrower for purposes of Section 9.01 of the Credit Agreement is as follows:
____________________
____________________
____________________
____________________
     4. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but all of which when taken together shall constitute one and the same instrument.
     5. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     IN WITNESS WHEREOF, the New Borrower has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lender Parties, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

[NEW BORROWER]
By:
Name:
Title:

Acknowledged and accepted: JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:
Name:
Title:

[11]	Include in the event the New Borrower is a Belgian Borrower, a German Borrower or a Netherlands Borrower.
Exhibit E-2

EXHIBIT F
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
     THIS U.S. TAX COMPLIANCE CERTIFICATE (this “Certificate”), dated as of _____, 20__, is provided by [Name of Non-U.S. Person] (the “Lender”) pursuant to Section 2.17(f)(ii)(D) of the Amended and Restated Credit Agreement, dated as of April 28, 2011, among The Jones Group Inc., a Pennsylvania corporation, Jones Apparel Group Holdings, Inc., a Delaware corporation, Jones Apparel Group USA, Inc., a Delaware corporation, JAG Footwear, Accessories and Retail Corporation, a New Jersey corporation, Jones Jewelry Group, Inc., a Rhode Island corporation, Jones Investment Co. Inc., a Delaware corporation, Jones Jeanswear Group, Inc., a New York corporation, Nine West Development Corporation, a Delaware corporation, and Jones Apparel Group Canada, LP, an Ontario limited partnership (collectively, the “Borrowers”), the other Loan Parties party thereto, the Administrative Agent and the other Lender Parties party thereto (as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement. The Lender hereby represents and warrants that:
     1. The Lender is the sole record and beneficial owner of the Loan(s) in respect of which it is providing this Certificate.
     2. The Lender is not a “bank” for purposes of Section 881(c)(3)(A) of the Code. In this regard, the Lender further represents and warrants that:
     (a) the Lender is not subject to regulatory or other legal requirements as a bank in any jurisdiction;
     (b) the Lender has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements;
     (c) the Lender is acquiring an interest in a Loan for its own account, and the Lender will not hold such interest, directly or indirectly, for or on behalf of, or as nominee for, any bank. Further, the Lender is not a “conduit entity” within the meaning of U.S. Treasury Regulations Section 1.881-3 and agrees that it will promptly notify the Borrowers and the Administrative Agent if the Lender becomes a “conduit entity” with respect to any Loans owned by it within the meaning of such regulations or any successor thereto or other regulations promulgated under Section 7701(l) of the Code; and
     (d) the Lender is not using funds to acquire an interest in any Loan that were borrowed from a bank on a limited recourse or other basis, the effect of which is to shift the economic benefits or burdens of ownership of an interest in such Loan to such bank.
Exhibit F

     3. The Lender meets all of the requirements under Code Section 871(h) or 881(c) to be eligible for a complete exemption from withholding of United States withholding tax on interest payments made to it under the Credit Agreement, including, without limitation, that it is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of any of the Borrowers and is not a controlled foreign corporation related to any of the Borrowers (within the meaning of Section 864(d)(4) of the Code). In addition, the Lender represents and warrants that it has not taken, and will not take, any action that would cause any Loan held by it at any time during the term of the Credit Agreement to fail to be in registered form within the meaning of U.S. Treasury Regulations Section 5f.103-1(c) or any successor regulations.
     4. The interest payments made under the Credit Agreement are not effectively connected with the Lender’s conduct of a U.S. trade or business.
IN WITNESS WHEREOF, the undersigned has duly executed this Certificate.

[Name of Non-U.S. Person]
By:
Name:
Title:

Date:____________________
Exhibit F

EXHIBIT G
THE JONES GROUP INC.

Form of Borrowing Request	Date:
[If a Borrowing of U.S. Revolving Loans, to the Administrative Agent:]
JPMorgan Chase Bank, N.A.
270 Park Avenue, 44th Floor
NY1-K855
New York, NY 10017
Attention: Jones Apparel Account Officer
Facsimile No: (646) 534-2270
OR
[If a Borrowing of Canadian Revolving Loans, to the Canadian Administrative Agent12:]
JPMorgan Chase Bank, N.A., Toronto Branch
200 Bay Street
Royal Bank Plaza, Floor 18
Toronto M57 2J2 Canada
Attention: Auggie Marchetti
Telecopy: (416) 981-2375
OR
[If a Borrowing of European A Revolving Loans or European B Revolving Loans, to the European Administrative Agent13:]
J.P. Morgan Europe Limited
Loans Agency 9th floor
125 London Wall
London EC2Y 5AJ
United Kingdom
Attention: Loans Agency
Telecopy: +44 20 7777 2360
Ladies and Gentlemen:
     This Borrowing Request is furnished pursuant to Section 2.03 of that certain Amended and Restated Credit Agreement, dated as of April 28, 2011 (as further amended, modified, renewed or extended from time to time, the “Agreement”), among The Jones Group Inc., a Pennsylvania

[12]	With a copy to the Administrative Agent.

[13]	With a copy to the Administrative Agent.

Exhibit G
1

corporation (the “Company”), Jones Apparel Group Holdings, Inc., a Delaware corporation, Jones Apparel Group USA, Inc., a Delaware corporation, JAG Footwear, Accessories And Retail Corporation, a New Jersey corporation, Jones Jewelry Group, Inc., a Rhode Island corporation, Jones Investment Co. Inc., a Delaware corporation, Jones Jeanswear Group, Inc., a New York corporation, Nine West Development Corporation, a Delaware corporation, and Jones Apparel Group Canada, LP, an Ontario limited partnership (each a “Borrower”), the other Loan Parties party thereto, the Lender Parties party thereto and JPMorgan Chase Bank, N.A. as Administrative Agent for the Lender Parties. Unless otherwise defined herein, capitalized terms used in this Borrowing Request have the meanings ascribed thereto in the Agreement.
The Company in its capacity as Borrower Representative represents that, as of this date, the conditions precedent set forth in Section 4.02 of the Agreement are satisfied.
The Borrower Representative hereby notifies the Administrative Agent (or, in the case of (1) a Borrowing of Canadian Revolving Loans, the Canadian Administrative Agent, or (2) a Borrowing of European A Revolving Loans or European B Revolving Loans, the European Administrative Agent) of its request of the following Borrowing:
(1)	The Borrowing shall be to the credit of the following Borrower: ___________________________.
(2)	Facility under which the Borrowing will be made:

☐ U.S. Facility	☐ International A Facility	☐ International B Facility
(3)	Currency of the Borrowing:

☐ US Dollars ($)	☐ Euros (€)

☐ Canadian Dollars (Cdn.$)	☐ Sterling (£)

(4)	Aggregate amount of the Borrowing: _____________; to be wired in the following amounts to the following accounts:
[$] [Cdn.$] [€] [£] __________ to account no.__________________;
[$] [Cdn.$] [€] [£] __________ to account no.__________________;
[$] [Cdn.$] [€] [£] __________ to account no.__________________; and
[$] [Cdn.$] [€] [£] __________ to account no._________________.
(5)	Borrowing date of the Borrowing (must be a Business Day): ___________________.
(6)	The Borrowing shall be a ☐ ABR Borrowing or ☐ Eurodollar Borrowing or (only for Canadian Borrowings) ☐ BA Drawing or ☐ Canadian Prime Rate Borrowing.
(7)	If a Eurodollar Borrowing, the duration of the Interest Period in respect of such Eurodollar Borrowing:

☐ One Month	☐ Three Months

☐ Two Months	☐ Six Months
Exhibit G

2

(8)	If a BA Drawing, the requested duration of the initial Contract Period:
Approximately ☐ 30 days       ☐ 60 days       ☐ 90 days

THE JONES GROUP INC., as Borrower Representative
By:
Name:
Title:

Do not write below. For bank purposes only

__Customer’s signature(s) verified		__Call-back performed

Holds		By:
__CFC Used		Phone Number:
__Hold Placed/Pre-Approved		Spoke to:
__Same-day Credit/Pre-Approved		Date:
Time:

RECEIVED BY (Print Name/Phone(Request Only))	INITIALS	PROCESSED BY (Print name)	INITIALS

AUTHORIZED APPROVAL (Print Name)		AUTHORIZED SIGNATURE

AUTHORIZED APPROVAL (Print Name)		AUTHORIZED SIGNATURE

Exhibit G
3